UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

Trent W. Walker

Treasurer and Principal Financial Officer

PIMCO Variable Insurance Trust

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.        Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO All Asset Portfolio – Administrative Class

•	PIMCO All Asset Portfolio – Institutional Class

•	PIMCO All Asset Portfolio – Advisor Class

•	PIMCO All Asset Portfolio – Class M

•	PIMCO All Asset All Authority – Administrative Class

•	PIMCO All Asset All Authority – Institutional Class

•	PIMCO All Asset All Authority – Advisor Class

•	PIMCO CommodityRealReturn® Strategy Portfolio – Administrative Class

•	PIMCO CommodityRealReturn® Strategy Portfolio – Institutional Class

•	PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class

•	PIMCO CommodityRealReturn Strategy Portfolio – Class M

•	PIMCO Emerging Markets Bond Portfolio – Administrative Class

•	PIMCO Emerging Markets Bond Portfolio – Institutional Class

•	PIMCO Emerging Markets Bond Portfolio – Advisor Class

•	PIMCO Emerging Markets Bond Portfolio – Class M

•	PIMCO Foreign Bond Portfolio (Unhedged) – Administrative Class

•	PIMCO Foreign Bond Portfolio (Unhedged) – Institutional Class

•	PIMCO Foreign Bond Portfolio (Unhedged) – Advisor Class

•	PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) – Administrative Class

•	PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) – Institutional Class

•	PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class

•	PIMCO Global Advantage® Strategy Bond Portfolio – Administrative Class

•	PIMCO Global Bond Portfolio (Unhedged) – Administrative Class

•	PIMCO Global Bond Portfolio (Unhedged) – Institutional Class

•	PIMCO Global Bond Portfolio (Unhedged) – Advisor Class

•	PIMCO Global Diversified Allocation Portfolio – Administrative Class

•	PIMCO Global Diversified Allocation Portfolio – Advisor Class

•	PIMCO Global Multi-Asset Managed Volatility Portfolio – Administrative Class

•	PIMCO Global Multi-Asset Managed Volatility Portfolio – Advisor Class

•	PIMCO Global Multi-Asset Portfolio – Administrative Class

•	PIMCO Global Multi-Asset Portfolio – Institutional Class

•	PIMCO Global Multi-Asset Portfolio – Advisor Class

•	PIMCO High Yield Portfolio – Administrative Class

•	PIMCO High Yield Portfolio – Institutional Class

•	PIMCO High Yield Portfolio – Advisor Class

•	PIMCO Long-Term U.S. Government Portfolio – Administrative Class

•	PIMCO Long-Term U.S. Government Portfolio – Institutional Class

•	PIMCO Long-Term U.S. Government Portfolio – Advisor Class

•	PIMCO Low Duration Portfolio – Administrative Class

•	PIMCO Low Duration Portfolio – Institutional Class

•	PIMCO Low Duration Portfolio – Advisor Class

•	PIMCO Money Market Portfolio – Administrative Class

•	PIMCO Money Market Portfolio – Institutional Class

•	PIMCO Real Return Portfolio – Administrative Class

•	PIMCO Real Return Portfolio – Institutional Class

•	PIMCO Real Return Portfolio – Advisor Class

•	PIMCO Short-Term Portfolio – Administrative Class

•	PIMCO Short-Term Portfolio – Institutional Class

•	PIMCO Short-Term Portfolio – Advisor Class

•	PIMCO Total Return Portfolio – Administrative Class

•	PIMCO Total Return Portfolio – Institutional Class

•	PIMCO Total Return Portfolio – Advisor Class

•	PIMCO Unconstrained Bond Portfolio – Administrative Class

•	PIMCO Unconstrained Bond Portfolio – Institutional Class

•	PIMCO Unconstrained Bond Portfolio – Advisor Class

•	PIMCO Unconstrained Bond Portfolio – Class M

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO All Asset Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”).

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

Among the principal risks of investing in the Portfolio are allocation risk, Underlying PIMCO Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, call risk, market trading risk, limited issuance risk, municipal project-specific risk, municipal bond risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to

4	PIMCO VARIABLE INSURANCE TRUST

interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s

ANNUAL REPORT	DECEMBER 31, 2014	5

Important Information About the Portfolio (Cont.)

actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

PIMCO Emerging Local Bond Fund	9.0%
PIMCO Emerging Markets Currency Fund	8.9%
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	7.7%
PIMCO Income Fund	6.3%
Other	68.1%
†	% of Investments, at value as of 12/31/14

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	10 Years	Class Inception (04/30/2003)
PIMCO All Asset Portfolio Administrative Class	0.47%	5.95%	5.11%	6.26%
Barclays U.S. TIPS: 1-10 Year Index±	0.91%	2.78%	3.75%	4.16%
Consumer Price Index + 500 Basis Points±±	5.66%	6.67%	7.11%	7.19%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.335% for Administrative Class shares.

± Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$941.00	$1,023.14
Expenses Paid During Period†	$2.14	$2.23
Net Annualized Expense Ratio††	0.435%	0.435%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 6 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, the “Underlying PIMCO Funds”). The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. The Portfolio will not invest in the Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities or commodities. The Portfolio may invest in Underlying PIMCO Funds at the discretion of PIMCO and without shareholder approval.

»

Allocations to U.S. long maturity bond strategies, achieved primarily through the PIMCO Long-Term Credit Fund and PIMCO Long-Term U.S. Government Fund, benefited performance as these Underlying PIMCO Funds posted positive returns during the reporting period.

»

Allocations to real estate investment trusts (“REITs”), achieved through the PIMCO RealEstateRealReturn Strategy Fund, benefited performance as this Underlying PIMCO Fund posted positive returns during the reporting period.

»	Exposure to the PIMCO Income Fund benefited performance as the return of this underlying PIMCO Fund was positive during the reporting period.

»

Commodities exposure, achieved through the PIMCO CommoditiesPLUS® Strategy Fund and the PIMCO CommodityRealReturn Strategy Fund®, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to local currency-denominated emerging markets bonds, achieved through the PIMCO Emerging Local Bond Fund and PIMCO Emerging Markets Currency Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to emerging markets and developed markets (excluding the U.S.) equities, primarily through the PIMCO EM Fundamental Index PLUS® AR Strategy Fund and the PIMCO Intl Fundamental IndexPLUS® AR Strategy Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

ANNUAL REPORT	DECEMBER 31, 2014	7

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year	$10.88	$11.38	$10.43	$10.98	$10.45
Net investment income (a)	0.45	0.51	0.65	0.73	0.96
Net realized/unrealized gain (loss)	(0.39)	(0.49)	0.89	(0.51)	0.37
Net increase from investment operations	0.06	0.02	1.54	0.22	1.33
Dividends from net investment income	(0.58)	(0.52)	(0.59)	(0.77)	(0.80)
Total distributions	(0.58)	(0.52)	(0.59)	(0.77)	(0.80)
Net asset value end of year	$10.36	$10.88	$11.38	$10.43	$10.98
Total return	0.47%	0.27%	14.95%	1.95%	13.09%
Net assets end of year (000s)	$722,608	$824,590	$829,972	$525,561	$409,616
Ratio of expenses to average net assets	0.425%	0.445%	0.495%	0.505%	0.545%
Ratio of expenses to average net assets excluding waivers	0.575%	0.575%	0.575%	0.575%	0.575%
Ratio of expenses to average net assets excluding interest expense	0.425%	0.445%	0.495%	0.505%	0.545%
Ratio of expenses to average net assets excluding interest expense and waivers	0.575%	0.575%	0.575%	0.505%	0.575%
Ratio of net investment income to average net assets	4.01%	4.51%	5.81%	6.62%	8.79%
Portfolio turnover rate	98%	61%	26%	55%	99%

(a)	Per share amounts based on average number of shares outstanding during the year.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$1,028
Investments in Affiliates	1,148,164
Cash	1
Receivable for investments in Affiliates sold	935
Receivable for Portfolio shares sold	500
Dividends receivable from Affiliates	2,229
Reimbursement receivable from PIMCO	128
1,152,985

Liabilities:
Payable for investments in Affiliates purchased	$4,144
Payable for Portfolio shares redeemed	696
Accrued investment advisory fees	178
Accrued supervisory and administrative fees	255
Accrued distribution fees	108
Accrued servicing fees	96
5,477

Net Assets	$1,147,508

Net Assets Consist of:
Paid in capital	$1,342,604
Accumulated undistributed net realized (loss)	(144,385)
Net unrealized (depreciation)	(50,711)
$1,147,508

Net Assets:
Institutional Class	$9,688
Administrative Class	722,608
Advisor Class	328,716
Class M	86,496

Shares Issued and Outstanding:
Institutional Class	926
Administrative Class	69,722
Advisor Class	31,406
Class M	8,213

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.47
Administrative Class	10.36
Advisor Class	10.47
Class M	10.53

Cost of Investments in Securities	$1,028
Cost of Investments in Affiliates	$1,198,875

* Includes repurchase agreements of:	$1,028

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Dividends from Investments in Affiliates	$56,710
Total Income	56,710

Expenses:
Investment advisory fees	2,245
Supervisory and administrative fees	3,207
Servicing fees - Administrative Class	1,201
Distribution and/or servicing fees - Advisor Class	942
Distribution and/or servicing fees - Class M	430
Total Expenses	8,025
Waiver and/or Reimbursement by PIMCO	(1,933)
Net Expenses	6,092

Net Investment Income	50,618

Net Realized Gain:
Investments in Affiliates	17,527
Net capital gain distributions received from Affiliate investments	13,894
Net Realized Gain	31,421

Net Change in Unrealized (Depreciation):
Investments in Affiliates	(71,476)
Net Change in Unrealized (Depreciation)	(71,476)
Net (Loss)	(40,055)

Net Increase in Net Assets Resulting from Operations	$10,563

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands‡)	Year Ended December 31, 2014	Year Ended December 31, 2013

(Decrease) in Net Assets from:

Operations:
Net investment income	$50,618	$64,354
Net realized gain (loss)	31,421	(2,784)
Net change in unrealized (depreciation)	(71,476)	(63,248)
Net increase (decrease) resulting from operations	10,563	(1,678)

Distributions to Shareholders:
From net investment income
Institutional Class	(532)	(549)
Administrative Class	(40,708)	(40,444)
Advisor Class	(18,298)	(20,303)
Class M	(4,463)	(4,704)

Total Distributions	(64,001)	(66,000)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(145,641)	(9,644)

Total (Decrease) in Net Assets	(199,079)	(77,322)

Net Assets:
Beginning of year	1,346,587	1,423,909
End of year*	$1,147,508	$1,346,587

* Including undistributed (overdistributed) net investment income of:	$0	$11,487

**	See Note 10 in the Notes to Financial Statements.
‡	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO All Asset Portfolio

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$1,028

Total Short-Term Instruments (Cost $1,028)		1,028

Total Investments in Securities (Cost $1,028)		1,028

	SHARES
INVESTMENTS IN AFFILIATES 100.0%

MUTUAL FUNDS (a) 99.6%
PIMCO CommoditiesPLUS® Strategy Fund	4,553,150	34,968
PIMCO CommodityRealReturn Strategy Fund®	9,898,986	44,347
PIMCO Credit Absolute Return Fund	360,144	3,580
PIMCO Diversified Income Fund	108,964	1,163
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	4,968,040	47,345
PIMCO Emerging Local Bond Fund	12,352,297	102,771
PIMCO Emerging Markets Bond Fund	568,816	5,768
PIMCO Emerging Markets Corporate Bond Fund	258,944	2,745
PIMCO Emerging Markets Currency Fund	11,070,426	102,512
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	9,142,244	88,954
PIMCO EqS Pathfinder Fund®	1,641,632	15,185
PIMCO EqS® Dividend Fund	10,166	74
PIMCO EqS® Long/Short Fund	468,109	5,477
PIMCO Floating Income Fund	85,531	704
PIMCO Foreign Bond Fund (Unhedged)	360,713	3,564
PIMCO Fundamental Advantage Absolute Return Strategy Fund	15,068,523	55,301

	SHARES	MARKET VALUE (000S)
PIMCO Fundamental IndexPLUS® AR Fund	1,004,991	$6,643
PIMCO Global Advantage® Strategy Bond Fund	50,239	534
PIMCO Government Money Market Fund	7,895,628	7,896
PIMCO High Yield Fund	3,588,155	32,796
PIMCO High Yield Spectrum Fund	3,293,897	33,104
PIMCO Income Fund	5,842,679	72,040
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	4,040,904	35,479
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	11,591	88
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	2,765	17
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	4,894,224	47,572
PIMCO Investment Grade Corporate Bond Fund	2,579,407	27,213
PIMCO Long Duration Total Return Fund	1,792,488	21,510
PIMCO Long-Term Credit Fund	1,519,690	19,634
PIMCO Long-Term U.S. Government Fund	3,998,375	44,542
PIMCO Low Duration Fund	1,839,492	18,468
PIMCO Low Volatility RAFI®-PLUS AR Fund	2,796,520	30,454
PIMCO Mortgage Opportunities Fund	622,431	6,897
PIMCO Real Return Asset Fund	1,820,157	15,235
PIMCO Real Return Fund	1,497,057	16,348
PIMCO RealEstateRealReturn Strategy Fund	8,295,943	32,520
PIMCO Senior Floating Rate Fund	2,436,067	24,361
PIMCO Short-Term Fund	451	4
PIMCO Small Cap StocksPLUS® AR Strategy Fund	8,124	74
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	696,738	8,458

	SHARES	MARKET VALUE (000S)
PIMCO StocksPLUS® Absolute Return Fund	5,860	$56
PIMCO StocksPLUS® Fund	39	0
PIMCO Total Return Fund	1,889,557	20,143
PIMCO TRENDS Managed Futures Strategy Fund	213,476	2,331
PIMCO Unconstrained Bond Fund	2,372,161	26,521
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	4,443,366	42,390
PIMCO Worldwide Long/Short Fundamental Strategy Fund	3,584,250	34,839

Total Mutual Funds (Cost $1,193,149)		1,142,625

EXCHANGE-TRADED FUNDS 0.3%
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	20,000	916
PIMCO Low Duration Active Exchange-Traded Fund	26,137	2,621

Total Exchange-Traded Funds (Cost $3,724)		3,537

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%
PIMCO Short-Term Floating NAV Portfolio	200,381	2,002

Total Short-Term Instruments (Cost $2,002)		2,002

Total Investments in Affiliates (Cost $1,198,875)		1,148,164

Total Investments 100.1% (Cost $1,199,903)		$1,149,192

Other Assets and Liabilities, net (0.1%)		(1,684)

Net Assets 100.0%		$1,147,508

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$1,028	Fannie Mae 2.200% due 10/17/2022	$(1,052)	$1,028	$1,028

Total Repurchase Agreements						$(1,052)	$1,028	$1,028

(1)	Includes accrued interest.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,028	$0	$0	$0	$1,028	$(1,052)	$(24)

Total Borrowings and Other Financing Transactions	$1,028	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 5, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$1,028	$0	$1,028
	$0	$1,028	$0	$1,028

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Affiliates, at Value
Mutual Funds	$1,142,625	$0	$0	$1,142,625
Exchange-Traded Funds	3,537	0	0	3,537
Short-Term Instruments
Central Funds Used for Cash Management Purposes	2,002	0	0	2,002
	$1,148,164	$0	$0	$1,148,164

Total Investments	$1,148,164	$1,028	$0	$1,149,192

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Notes to Financial Statements

1. ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class, Advisor Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest substantially all of their assets in Institutional Class, or as applicable, Class M shares of any funds of the Trust or PIMCO Equity Series, except other fund of funds, or shares of any actively-managed funds of the PIMCO ETF Trust (the “Underlying PIMCO Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the PIMCO Fundamental IndexPLUS® AR, PIMCO International StocksPLUS® AR Strategy (Unhedged), PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® AR Strategy, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Absolute Return, PIMCO EqS® Emerging Markets and PIMCO EqS Pathfinder® Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of Underlying PIMCO Funds than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Income or short-term capital gain distributions received from Underlying PIMCO Funds are recorded as dividend income. Long-term capital gain distributions received from Underlying PIMCO Funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or

ANNUAL REPORT	DECEMBER 31, 2014	15

Notes to Financial Statements (Cont.)

out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Investments in Affiliates

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended December 31, 2014 (amounts in thousands†):

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Underlying PIMCO Funds	Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$25,966	$26,487	$(3,347)	$(965)	$(13,173)	$34,968	$1,689	$0
PIMCO CommodityRealReturn Strategy Fund®	33,166	25,242	(5,319)	(57)	(8,685)	44,347	136	0
PIMCO Credit Absolute Return Fund	38,085	562	(35,681)	1,021	(407)	3,580	539	22
PIMCO Diversified Income Fund	46,759	1,420	(48,360)	4,774	(3,430)	1,163	1,378	42
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	160,440	2,954	(114,738)	(6,900)	5,589	47,345	82	0
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	240	103,215	(11,530)	(1,315)	(1,656)	88,954	2,476	107
PIMCO Emerging Local Bond Fund	99,717	35,362	(18,226)	(2,273)	(11,809)	102,771	5,218	0
PIMCO Emerging Markets Bond Fund	53,875	2,100	(51,264)	(2,205)	3,262	5,768	2,060	40
PIMCO Emerging Markets Corporate Bond Fund	18,305	1,587	(17,390)	(515)	758	2,745	587	0
PIMCO Emerging Markets Currency Fund	99,347	25,509	(12,737)	(763)	(8,844)	102,512	1,865	0
PIMCO EqS Pathfinder Fund®	48,729	5,191	(34,946)	2,757	(6,546)	15,185	791	3,331
PIMCO EqS® Dividend Fund	3,482	68	(3,479)	609	(606)	74	42	26
PIMCO EqS® Long/Short Fund	6,417	150	(950)	51	(191)	5,477	0	25
PIMCO Floating Income Fund	27,422	750	(27,435)	2,591	(2,624)	704	754	0
PIMCO Foreign Bond Fund (Unhedged)	539	6,143	(2,822)	(49)	(247)	3,564	51	0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	33,733	46,331	(20,492)	(1,889)	(2,382)	55,301	3,500	0
PIMCO Fundamental IndexPLUS® AR Fund	471	7,132	(450)	115	(625)	6,643	369	491
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	953	0	0	0	(37)	916	37	0
PIMCO Global Advantage® Strategy Bond Fund	13,512	224	(13,578)	784	(408)	534	224	0
PIMCO Government Money Market Fund	0	101,797	(93,901)	0	0	7,896	1	0
PIMCO High Yield Fund	54,641	29,685	(51,223)	6,022	(6,329)	32,796	1,980	499
PIMCO High Yield Spectrum Fund	69,542	4,533	(38,737)	1,221	(3,455)	33,104	3,225	1,308
PIMCO Income Fund	137,452	10,664	(78,778)	4,914	(2,212)	72,040	6,521	143
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	95,420	19,644	(70,865)	4,057	(12,777)	35,479	950	7,406
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	5,978	13	(5,860)	857	(900)	88	13	0
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	1,548	1	(1,516)	291	(307)	17	1	0
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	240	84,512	(34,658)	(623)	(1,899)	47,572	1,756	9
PIMCO Investment Grade Corporate Bond Fund	374	31,333	(4,047)	(44)	(403)	27,213	700	157
PIMCO Long Duration Total Return Fund	796	22,821	(2,950)	(12)	855	21,510	341	0
PIMCO Long-Term Credit Fund	51,826	6,763	(44,394)	1,991	3,448	19,634	2,689	0
PIMCO Long-Term U.S. Government Fund	517	72,679	(33,326)	871	3,801	44,542	617	0
PIMCO Low Duration Active Exchange-Traded Fund	0	2,648	0	0	(27)	2,621	39	0
PIMCO Low Duration Fund	10,223	141,459	(132,984)	(158)	(72)	18,468	283	0
PIMCO Low Volatility RAFI®-PLUS AR Fund	240	31,096	(1,100)	27	191	30,454	1,708	0
PIMCO Mortgage Opportunities Fund	7,380	287	(867)	3	94	6,897	287	0
PIMCO Real Return Asset Fund	6,692	12,435	(4,233)	(115)	456	15,235	161	0
PIMCO Real Return Fund	13	18,115	(801)	(24)	(955)	16,348	461	0
PIMCO RealEstateRealReturn Strategy Fund	48,705	20,548	(43,056)	3,317	3,006	32,520	9,015	0
PIMCO Senior Floating Rate Fund	27,222	6,516	(8,868)	13	(522)	24,361	860	21
PIMCO Short-Term Floating NAV Portfolio	1	10,101	(8,099)	0	(1)	2,002	1	0
PIMCO Short-Term Fund	4	0	0	0	0	4	0	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	782	66	(760)	230	(244)	74	3	5
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	11,720	1,908	(5,249)	73	6	8,458	508	0
PIMCO StocksPLUS® Absolute Return Fund	49	10	0	0	(3)	56	3	7
PIMCO Total Return Fund	10,199	172,630	(162,142)	(245)	(299)	20,143	1,001	219
PIMCO TRENDS Managed Futures Strategy Fund	0	2,223	(77)	9	176	2,331	187	36
PIMCO Unconstrained Bond Fund	38,087	228,065	(240,017)	30	356	26,521	571	0

ANNUAL REPORT	DECEMBER 31, 2014	17

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	$56,998	$12,738	$(25,305)	$(949)	$(1,092)	$42,390	$786	$0
PIMCO Worldwide Long/Short Fundamental Strategy Fund	0	35,146	0	0	(307)	34,839	244	0
Totals	$1,347,807	$1,370,863	$(1,516,557)	$17,527	$(71,476)	$1,148,164	$56,710	$13,894

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. PRINCIPAL RISKS

In the normal course of business, the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Underlying PIMCO Fund’s) investments in financial derivatives and other financial instruments expose the

Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio (or Underlying PIMCO Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Underlying PIMCO Funds) may lose money if these changes are not anticipated by Fund management. The Portfolio (or Underlying PIMCO Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Underlying PIMCO Funds) to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s (or Underlying PIMCO Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Underlying PIMCO Funds) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Underlying PIMCO Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Underlying PIMCO Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Underlying PIMCO Funds), or, in the case of hedging positions, that the Portfolio’s (or Underlying PIMCO Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Underlying PIMCO Funds’) investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s (or Underlying PIMCO Funds’) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Underlying PIMCO Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining

ANNUAL REPORT	DECEMBER 31, 2014	19

Notes to Financial Statements (Cont.)

approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently decreases, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties

(cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be- Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the

“Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who

ANNUAL REPORT	DECEMBER 31, 2014	21

Notes to Financial Statements (Cont.)

is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2015, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at December 31, 2014 was $4,662,075.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$1,258,964	$1,414,556

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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December 31, 2014

10. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	319	$3,572	451	$5,162
Administrative Class	7,069	78,861	15,976	180,944
Advisor Class	3,181	35,664	7,681	88,058
Class M	1,010	11,426	2,661	30,291
Issued as reinvestment of distributions
Institutional Class	49	532	50	549
Administrative Class	3,788	40,708	3,702	40,444
Advisor Class	1,686	18,298	1,842	20,303
Class M	409	4,463	425	4,704
Cost of shares redeemed
Institutional Class	(360)	(3,990)	(650)	(7,323)
Administrative Class	(16,937)	(187,452)	(16,808)	(186,192)
Advisor Class	(10,475)	(116,569)	(14,173)	(158,225)
Class M	(2,761)	(31,154)	(2,512)	(28,359)
Net (decrease) resulting from Portfolio share transactions	(13,022)	$(145,641)	(1,355)	$(9,644)

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 62% of the Portfolio. One shareholder is a related party and comprises 46% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

11. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

12. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements (Cont.)

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus. If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$—	$(63,242)	$—	$(129,163)	$(2,691)	$—

(1)	Adjusted for open wash sale loss deferrals for federal income tax purposes.
(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$129,163	$—

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2014, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$—

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,212,434	$26,899	$(90,141)	$(63,242)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$64,001	$—	$—
12/31/2013	$66,000	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

26	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

ANNUAL REPORT	DECEMBER 31, 2014	27

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

1.29%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.48%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

28	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2014	29

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

30	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2014	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

ANNUAL REPORT	DECEMBER 31, 2014	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

34	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

ANNUAL REPORT	DECEMBER 31, 2014	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

36	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT01AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO All Asset Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”).

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

Among the principal risks of investing in the Portfolio are allocation risk, Underlying PIMCO Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, call risk, market trading risk, limited issuance risk, municipal project-specific risk, municipal bond risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to

4	PIMCO VARIABLE INSURANCE TRUST

interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s

ANNUAL REPORT	DECEMBER 31, 2014	5

Important Information About the Portfolio (Cont.)

actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

PIMCO Emerging Local Bond Fund	9.0%
PIMCO Emerging Markets Currency Fund	8.9%
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	7.7%
PIMCO Income Fund	6.3%
Other	68.1%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	Class Inception (01/31/2006)
PIMCO All Asset Portfolio Institutional Class	0.72%	6.13%	5.07%
Barclays U.S. TIPS: 1-10 Year Index±	0.91%	2.78%	3.99%
Consumer Price Index + 500 Basis Points±±	5.66%	6.67%	6.92%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.185% for Institutional Class shares.

± Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$943.20	$1,023.90
Expenses Paid During Period†	$1.40	$1.46
Net Annualized Expense Ratio††	0.285%	0.285%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 7 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

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The PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, the “Underlying PIMCO Funds”). The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. The Portfolio will not invest in the Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities or commodities. The Portfolio may invest in Underlying PIMCO Funds at the discretion of PIMCO and without shareholder approval.

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Allocations to U.S. long maturity bond strategies, achieved primarily through the PIMCO Long-Term Credit Fund and PIMCO Long-Term U.S. Government Fund, benefited performance as these Underlying PIMCO Funds posted positive returns during the reporting period.

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Allocations to real estate investment trusts (“REITs”), achieved through the PIMCO RealEstateRealReturn Strategy Fund, benefited performance as this Underlying PIMCO Fund posted positive returns during the reporting period.

»	Exposure to the PIMCO Income Fund benefited performance as the return of this underlying PIMCO Fund was positive during the reporting period.

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Commodities exposure, achieved through the PIMCO CommoditiesPLUS® Strategy Fund and the PIMCO CommodityRealReturn Strategy Fund®, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

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Exposure to local currency-denominated emerging markets bonds, achieved through the PIMCO Emerging Local Bond Fund and PIMCO Emerging Markets Currency Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

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Exposure to emerging markets and developed markets (excluding the U.S.) equities, primarily through the PIMCO EM Fundamental Index PLUS® AR Strategy Fund and the PIMCO Intl Fundamental IndexPLUS® AR Strategy Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

ANNUAL REPORT	DECEMBER 31, 2014	7

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Institutional Class
Net asset value beginning of year	$10.98	$11.48	$10.52	$11.06	$10.50
Net investment income (a)	0.47	0.50	0.77	0.79	0.97
Net realized/unrealized gain (loss)	(0.38)	(0.46)	0.80	(0.56)	0.39
Net increase from investment operations	0.09	0.04	1.57	0.23	1.36
Dividends from net investment income	(0.60)	(0.54)	(0.61)	(0.77)	(0.80)
Total distributions	(0.60)	(0.54)	(0.61)	(0.77)	(0.80)
Net asset value end of year	$10.47	$10.98	$11.48	$10.52	$11.06
Total return	0.72%	0.43%	15.11%	2.08%	13.31%
Net assets end of year (000s)	$9,688	$10,082	$12,252	$5,432	$3,390
Ratio of expenses to average net assets	0.275%	0.295%	0.345%	0.355%	0.395%
Ratio of expenses to average net assets excluding waivers	0.425%	0.425%	0.425%	0.425%	0.425%
Ratio of expenses to average net assets excluding interest expense	0.275%	0.295%	0.345%	0.355%	0.395%
Ratio of expenses to average net assets excluding interest expense and waivers	0.425%	0.425%	0.425%	0.425%	0.425%
Ratio of net investment income to average net assets	4.24%	4.39%	6.86%	7.12%	8.83%
Portfolio turnover rate	98%	61%	26%	55%	99%

(a)	Per share amounts based on average number of shares outstanding during the year.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$1,028
Investments in Affiliates	1,148,164
Cash	1
Receivable for investments in Affiliates sold	935
Receivable for Portfolio shares sold	500
Dividends receivable from Affiliates	2,229
Reimbursement receivable from PIMCO	128
1,152,985

Liabilities:
Payable for investments in Affiliates purchased	$4,144
Payable for Portfolio shares redeemed	696
Accrued investment advisory fees	178
Accrued supervisory and administrative fees	255
Accrued distribution fees	108
Accrued servicing fees	96
5,477

Net Assets	$1,147,508

Net Assets Consist of:
Paid in capital	$1,342,604
Accumulated undistributed net realized (loss)	(144,385)
Net unrealized (depreciation)	(50,711)
$1,147,508

Net Assets:
Institutional Class	$9,688
Administrative Class	722,608
Advisor Class	328,716
Class M	86,496

Shares Issued and Outstanding:
Institutional Class	926
Administrative Class	69,722
Advisor Class	31,406
Class M	8,213

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.47
Administrative Class	10.36
Advisor Class	10.47
Class M	10.53

Cost of Investments in Securities	$1,028
Cost of Investments in Affiliates	$1,198,875

* Includes repurchase agreements of:	$1,028

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Dividends from Investments in Affiliates	$56,710
Total Income	56,710

Expenses:
Investment advisory fees	2,245
Supervisory and administrative fees	3,207
Servicing fees - Administrative Class	1,201
Distribution and/or servicing fees - Advisor Class	942
Distribution and/or servicing fees - Class M	430
Total Expenses	8,025
Waiver and/or Reimbursement by PIMCO	(1,933)
Net Expenses	6,092

Net Investment Income	50,618

Net Realized Gain:
Investments in Affiliates	17,527
Net capital gain distributions received from Affiliate investments	13,894
Net Realized Gain	31,421

Net Change in Unrealized (Depreciation):
Investments in Affiliates	(71,476)
Net Change in Unrealized (Depreciation)	(71,476)
Net (Loss)	(40,055)

Net Increase in Net Assets Resulting from Operations	$10,563

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands‡)	Year Ended December 31, 2014	Year Ended December 31, 2013

(Decrease) in Net Assets from:

Operations:
Net investment income	$50,618	$64,354
Net realized gain (loss)	31,421	(2,784)
Net change in unrealized (depreciation)	(71,476)	(63,248)
Net increase (decrease) resulting from operations	10,563	(1,678)

Distributions to Shareholders:
From net investment income
Institutional Class	(532)	(549)
Administrative Class	(40,708)	(40,444)
Advisor Class	(18,298)	(20,303)
Class M	(4,463)	(4,704)

Total Distributions	(64,001)	(66,000)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(145,641)	(9,644)

Total (Decrease) in Net Assets	(199,079)	(77,322)

Net Assets:
Beginning of year	1,346,587	1,423,909
End of year*	$1,147,508	$1,346,587

* Including undistributed (overdistributed) net investment income of:	$0	$11,487

**	See Note 10 in the Notes to Financial Statements.
‡	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO All Asset Portfolio

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$1,028

Total Short-Term Instruments (Cost $1,028)		1,028

Total Investments in Securities (Cost $1,028)		1,028

	SHARES
INVESTMENTS IN AFFILIATES 100.0%

MUTUAL FUNDS (a) 99.6%
PIMCO CommoditiesPLUS® Strategy Fund	4,553,150	34,968
PIMCO CommodityRealReturn Strategy Fund®	9,898,986	44,347
PIMCO Credit Absolute Return Fund	360,144	3,580
PIMCO Diversified Income Fund	108,964	1,163
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	4,968,040	47,345
PIMCO Emerging Local Bond Fund	12,352,297	102,771
PIMCO Emerging Markets Bond Fund	568,816	5,768
PIMCO Emerging Markets Corporate Bond Fund	258,944	2,745
PIMCO Emerging Markets Currency Fund	11,070,426	102,512
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	9,142,244	88,954
PIMCO EqS Pathfinder Fund®	1,641,632	15,185
PIMCO EqS® Dividend Fund	10,166	74
PIMCO EqS® Long/Short Fund	468,109	5,477
PIMCO Floating Income Fund	85,531	704
PIMCO Foreign Bond Fund (Unhedged)	360,713	3,564
PIMCO Fundamental Advantage Absolute Return Strategy Fund	15,068,523	55,301

	SHARES	MARKET VALUE (000S)
PIMCO Fundamental IndexPLUS® AR Fund	1,004,991	$6,643
PIMCO Global Advantage® Strategy Bond Fund	50,239	534
PIMCO Government Money Market Fund	7,895,628	7,896
PIMCO High Yield Fund	3,588,155	32,796
PIMCO High Yield Spectrum Fund	3,293,897	33,104
PIMCO Income Fund	5,842,679	72,040
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	4,040,904	35,479
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	11,591	88
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	2,765	17
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	4,894,224	47,572
PIMCO Investment Grade Corporate Bond Fund	2,579,407	27,213
PIMCO Long Duration Total Return Fund	1,792,488	21,510
PIMCO Long-Term Credit Fund	1,519,690	19,634
PIMCO Long-Term U.S. Government Fund	3,998,375	44,542
PIMCO Low Duration Fund	1,839,492	18,468
PIMCO Low Volatility RAFI®-PLUS AR Fund	2,796,520	30,454
PIMCO Mortgage Opportunities Fund	622,431	6,897
PIMCO Real Return Asset Fund	1,820,157	15,235
PIMCO Real Return Fund	1,497,057	16,348
PIMCO RealEstateRealReturn Strategy Fund	8,295,943	32,520
PIMCO Senior Floating Rate Fund	2,436,067	24,361
PIMCO Short-Term Fund	451	4
PIMCO Small Cap StocksPLUS® AR Strategy Fund	8,124	74
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	696,738	8,458

	SHARES	MARKET VALUE (000S)
PIMCO StocksPLUS® Absolute Return Fund	5,860	$56
PIMCO StocksPLUS® Fund	39	0
PIMCO Total Return Fund	1,889,557	20,143
PIMCO TRENDS Managed Futures Strategy Fund	213,476	2,331
PIMCO Unconstrained Bond Fund	2,372,161	26,521
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	4,443,366	42,390
PIMCO Worldwide Long/Short Fundamental Strategy Fund	3,584,250	34,839

Total Mutual Funds (Cost $1,193,149)		1,142,625

EXCHANGE-TRADED FUNDS 0.3%
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	20,000	916
PIMCO Low Duration Active Exchange-Traded Fund	26,137	2,621

Total Exchange-Traded Funds (Cost $3,724)		3,537

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%
PIMCO Short-Term Floating NAV Portfolio	200,381	2,002

Total Short-Term Instruments (Cost $2,002)		2,002

Total Investments in Affiliates (Cost $1,198,875)		1,148,164

Total Investments 100.1% (Cost $1,199,903)		$1,149,192

Other Assets and Liabilities, net (0.1%)		(1,684)

Net Assets 100.0%		$1,147,508

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$1,028	Fannie Mae 2.200% due 10/17/2022	$(1,052)	$1,028	$1,028

Total Repurchase Agreements						$(1,052)	$1,028	$1,028

(1)	Includes accrued interest.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,028	$0	$0	$0	$1,028	$(1,052)	$(24)

Total Borrowings and Other Financing Transactions	$1,028	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 5, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$1,028	$0	$1,028
	$0	$1,028	$0	$1,028

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Affiliates, at Value
Mutual Funds	$1,142,625	$0	$0	$1,142,625
Exchange-Traded Funds	3,537	0	0	3,537
Short-Term Instruments
Central Funds Used for Cash Management Purposes	2,002	0	0	2,002
	$1,148,164	$0	$0	$1,148,164

Total Investments	$1,148,164	$1,028	$0	$1,149,192

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Notes to Financial Statements

1. ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class, Advisor Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest substantially all of their assets in Institutional Class, or as applicable, Class M shares of any funds of the Trust or PIMCO Equity Series, except other fund of funds, or shares of any actively-managed funds of the PIMCO ETF Trust (the “Underlying PIMCO Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the PIMCO Fundamental IndexPLUS® AR, PIMCO International StocksPLUS® AR Strategy (Unhedged), PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® AR Strategy, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Absolute Return, PIMCO EqS® Emerging Markets and PIMCO EqS Pathfinder® Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of Underlying PIMCO Funds than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Income or short-term capital gain distributions received from Underlying PIMCO Funds are recorded as dividend income. Long-term capital gain distributions received from Underlying PIMCO Funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or

ANNUAL REPORT	DECEMBER 31, 2014	15

Notes to Financial Statements (Cont.)

out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Investments in Affiliates

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended December 31, 2014 (amounts in thousands†):

16	PIMCO VARIABLE INSURANCE TRUST

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Underlying PIMCO Funds	Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$25,966	$26,487	$(3,347)	$(965)	$(13,173)	$34,968	$1,689	$0
PIMCO CommodityRealReturn Strategy Fund®	33,166	25,242	(5,319)	(57)	(8,685)	44,347	136	0
PIMCO Credit Absolute Return Fund	38,085	562	(35,681)	1,021	(407)	3,580	539	22
PIMCO Diversified Income Fund	46,759	1,420	(48,360)	4,774	(3,430)	1,163	1,378	42
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	160,440	2,954	(114,738)	(6,900)	5,589	47,345	82	0
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	240	103,215	(11,530)	(1,315)	(1,656)	88,954	2,476	107
PIMCO Emerging Local Bond Fund	99,717	35,362	(18,226)	(2,273)	(11,809)	102,771	5,218	0
PIMCO Emerging Markets Bond Fund	53,875	2,100	(51,264)	(2,205)	3,262	5,768	2,060	40
PIMCO Emerging Markets Corporate Bond Fund	18,305	1,587	(17,390)	(515)	758	2,745	587	0
PIMCO Emerging Markets Currency Fund	99,347	25,509	(12,737)	(763)	(8,844)	102,512	1,865	0
PIMCO EqS Pathfinder Fund®	48,729	5,191	(34,946)	2,757	(6,546)	15,185	791	3,331
PIMCO EqS® Dividend Fund	3,482	68	(3,479)	609	(606)	74	42	26
PIMCO EqS® Long/Short Fund	6,417	150	(950)	51	(191)	5,477	0	25
PIMCO Floating Income Fund	27,422	750	(27,435)	2,591	(2,624)	704	754	0
PIMCO Foreign Bond Fund (Unhedged)	539	6,143	(2,822)	(49)	(247)	3,564	51	0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	33,733	46,331	(20,492)	(1,889)	(2,382)	55,301	3,500	0
PIMCO Fundamental IndexPLUS® AR Fund	471	7,132	(450)	115	(625)	6,643	369	491
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	953	0	0	0	(37)	916	37	0
PIMCO Global Advantage® Strategy Bond Fund	13,512	224	(13,578)	784	(408)	534	224	0
PIMCO Government Money Market Fund	0	101,797	(93,901)	0	0	7,896	1	0
PIMCO High Yield Fund	54,641	29,685	(51,223)	6,022	(6,329)	32,796	1,980	499
PIMCO High Yield Spectrum Fund	69,542	4,533	(38,737)	1,221	(3,455)	33,104	3,225	1,308
PIMCO Income Fund	137,452	10,664	(78,778)	4,914	(2,212)	72,040	6,521	143
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	95,420	19,644	(70,865)	4,057	(12,777)	35,479	950	7,406
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	5,978	13	(5,860)	857	(900)	88	13	0
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	1,548	1	(1,516)	291	(307)	17	1	0
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	240	84,512	(34,658)	(623)	(1,899)	47,572	1,756	9
PIMCO Investment Grade Corporate Bond Fund	374	31,333	(4,047)	(44)	(403)	27,213	700	157
PIMCO Long Duration Total Return Fund	796	22,821	(2,950)	(12)	855	21,510	341	0
PIMCO Long-Term Credit Fund	51,826	6,763	(44,394)	1,991	3,448	19,634	2,689	0
PIMCO Long-Term U.S. Government Fund	517	72,679	(33,326)	871	3,801	44,542	617	0
PIMCO Low Duration Active Exchange-Traded Fund	0	2,648	0	0	(27)	2,621	39	0
PIMCO Low Duration Fund	10,223	141,459	(132,984)	(158)	(72)	18,468	283	0
PIMCO Low Volatility RAFI®-PLUS AR Fund	240	31,096	(1,100)	27	191	30,454	1,708	0
PIMCO Mortgage Opportunities Fund	7,380	287	(867)	3	94	6,897	287	0
PIMCO Real Return Asset Fund	6,692	12,435	(4,233)	(115)	456	15,235	161	0
PIMCO Real Return Fund	13	18,115	(801)	(24)	(955)	16,348	461	0
PIMCO RealEstateRealReturn Strategy Fund	48,705	20,548	(43,056)	3,317	3,006	32,520	9,015	0
PIMCO Senior Floating Rate Fund	27,222	6,516	(8,868)	13	(522)	24,361	860	21
PIMCO Short-Term Floating NAV Portfolio	1	10,101	(8,099)	0	(1)	2,002	1	0
PIMCO Short-Term Fund	4	0	0	0	0	4	0	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	782	66	(760)	230	(244)	74	3	5
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	11,720	1,908	(5,249)	73	6	8,458	508	0
PIMCO StocksPLUS® Absolute Return Fund	49	10	0	0	(3)	56	3	7
PIMCO Total Return Fund	10,199	172,630	(162,142)	(245)	(299)	20,143	1,001	219
PIMCO TRENDS Managed Futures Strategy Fund	0	2,223	(77)	9	176	2,331	187	36
PIMCO Unconstrained Bond Fund	38,087	228,065	(240,017)	30	356	26,521	571	0

ANNUAL REPORT	DECEMBER 31, 2014	17

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	$56,998	$12,738	$(25,305)	$(949)	$(1,092)	$42,390	$786	$0
PIMCO Worldwide Long/Short Fundamental Strategy Fund	0	35,146	0	0	(307)	34,839	244	0
Totals	$1,347,807	$1,370,863	$(1,516,557)	$17,527	$(71,476)	$1,148,164	$56,710	$13,894

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. PRINCIPAL RISKS

In the normal course of business, the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Underlying PIMCO Fund’s) investments in financial derivatives and other financial instruments expose the

Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio (or Underlying PIMCO Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Underlying PIMCO Funds) may lose money if these changes are not anticipated by Fund management. The Portfolio (or Underlying PIMCO Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Underlying PIMCO Funds) to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments

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in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s (or Underlying PIMCO Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Underlying PIMCO Funds) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Underlying PIMCO Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Underlying PIMCO Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Underlying PIMCO Funds), or, in the case of hedging positions, that the Portfolio’s (or Underlying PIMCO Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Underlying PIMCO Funds’) investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s (or Underlying PIMCO Funds’) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Underlying PIMCO Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining

ANNUAL REPORT	DECEMBER 31, 2014	19

Notes to Financial Statements (Cont.)

approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently decreases, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties

(cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be- Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the

20	PIMCO VARIABLE INSURANCE TRUST

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Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the

“Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who

ANNUAL REPORT	DECEMBER 31, 2014	21

Notes to Financial Statements (Cont.)

is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2015, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at December 31, 2014 was $4,662,075.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$1,258,964	$1,414,556

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

10. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	319	$3,572	451	$5,162
Administrative Class	7,069	78,861	15,976	180,944
Advisor Class	3,181	35,664	7,681	88,058
Class M	1,010	11,426	2,661	30,291
Issued as reinvestment of distributions
Institutional Class	49	532	50	549
Administrative Class	3,788	40,708	3,702	40,444
Advisor Class	1,686	18,298	1,842	20,303
Class M	409	4,463	425	4,704
Cost of shares redeemed
Institutional Class	(360)	(3,990)	(650)	(7,323)
Administrative Class	(16,937)	(187,452)	(16,808)	(186,192)
Advisor Class	(10,475)	(116,569)	(14,173)	(158,225)
Class M	(2,761)	(31,154)	(2,512)	(28,359)
Net (decrease) resulting from Portfolio share transactions	(13,022)	$(145,641)	(1,355)	$(9,644)

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 62% of the Portfolio. One shareholder is a related party and comprises 46% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

11. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

12. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements (Cont.)

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus. If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$—	$(63,242)	$—	$(129,163)	$(2,691)	$—

(1)	Adjusted for open wash sale loss deferrals for federal income tax purposes.
(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$129,163	$—

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2014, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$—

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,212,434	$26,899	$(90,141)	$(63,242)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$64,001	$—	$—
12/31/2013	$66,000	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

26	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

ANNUAL REPORT	DECEMBER 31, 2014	27

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

1.29%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.48%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

28	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2014	29

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

30	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2014	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

ANNUAL REPORT	DECEMBER 31, 2014	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

34	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

ANNUAL REPORT	DECEMBER 31, 2014	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

36	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT05AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO All Asset Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”).

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

Among the principal risks of investing in the Portfolio are allocation risk, Underlying PIMCO Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, call risk, market trading risk, limited issuance risk, municipal project-specific risk, municipal bond risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to

4	PIMCO VARIABLE INSURANCE TRUST

interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s

ANNUAL REPORT	DECEMBER 31, 2014	5

Important Information About the Portfolio (Cont.)

actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

PIMCO Emerging Local Bond Fund	9.0%
PIMCO Emerging Markets Currency Fund	8.9%
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	7.7%
PIMCO Income Fund	6.3%
Other	68.1%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	10 Years	Class Inception (04/30/2004)
PIMCO All Asset Portfolio Advisor Class	0.46%	5.87%	5.00%	5.90%
Barclays U.S. TIPS: 1-10 Year Index±	0.91%	2.78%	3.75%	4.09%
Consumer Price Index + 500 Basis Points±±	5.66%	6.67%	7.11%	7.18%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.435% for Advisor Class shares.

± Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$941.80	$1,022.63
Expenses Paid During Period†	$2.63	$2.74
Net Annualized Expense Ratio††	0.535%	0.535%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 7 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, the “Underlying PIMCO Funds”). The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. The Portfolio will not invest in the Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities or commodities. The Portfolio may invest in Underlying PIMCO Funds at the discretion of PIMCO and without shareholder approval.

»

Allocations to U.S. long maturity bond strategies, achieved primarily through the PIMCO Long-Term Credit Fund and PIMCO Long-Term U.S. Government Fund, benefited performance as these Underlying PIMCO Funds posted positive returns during the reporting period.

»

Allocations to real estate investment trusts (“REITs”), achieved through the PIMCO RealEstateRealReturn Strategy Fund, benefited performance as this Underlying PIMCO Fund posted positive returns during the reporting period.

»	Exposure to the PIMCO Income Fund benefited performance as the return of this underlying PIMCO Fund was positive during the reporting period.

»

Commodities exposure, achieved through the PIMCO CommoditiesPLUS® Strategy Fund and the PIMCO CommodityRealReturn Strategy Fund®, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to local currency-denominated emerging markets bonds, achieved through the PIMCO Emerging Local Bond Fund and PIMCO Emerging Markets Currency Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to emerging markets and developed markets (excluding the U.S.) equities, primarily through the PIMCO EM Fundamental Index PLUS® AR Strategy Fund and the PIMCO Intl Fundamental IndexPLUS® AR Strategy Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

ANNUAL REPORT	DECEMBER 31, 2014	7

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Advisor Class
Net asset value beginning of year	$10.98	$11.48	$10.49	$11.11	$10.50
Net investment income (a)	0.43	0.48	0.62	0.70	0.52
Net realized/unrealized gain (loss)	(0.37)	(0.47)	0.92	(0.48)	0.81
Net increase from investment operations	0.06	0.01	1.54	0.22	1.33
Dividends from net investment income	(0.57)	(0.51)	(0.55)	(0.84)	(0.72)
Total distributions	(0.57)	(0.51)	(0.55)	(0.84)	(0.72)
Net asset value end of year	$10.47	$10.98	$11.48	$10.49	$11.11
Total return	0.46%	0.11%	14.81%	1.92%	13.00%
Net assets end of year (000s)	$328,716	$406,398	$478,073	$347,082	$330,377
Ratio of expenses to average net assets	0.525%	0.545%	0.595%	0.605%	0.645%
Ratio of expenses to average net assets excluding waivers	0.675%	0.675%	0.675%	0.675%	0.675%
Ratio of expenses to average net assets excluding interest expense	0.525%	0.545%	0.595%	0.605%	0.645%
Ratio of expenses to average net assets excluding interest expense and waivers	0.675%	0.675%	0.675%	0.675%	0.675%
Ratio of net investment income to average net assets	3.86%	4.25%	5.58%	6.30%	4.82%
Portfolio turnover rate	98%	61%	26%	55%	99%

(a)	Per share amounts based on average number of shares outstanding during the year.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$1,028
Investments in Affiliates	1,148,164
Cash	1
Receivable for investments in Affiliates sold	935
Receivable for Portfolio shares sold	500
Dividends receivable from Affiliates	2,229
Reimbursement receivable from PIMCO	128
1,152,985

Liabilities:
Payable for investments in Affiliates purchased	$4,144
Payable for Portfolio shares redeemed	696
Accrued investment advisory fees	178
Accrued supervisory and administrative fees	255
Accrued distribution fees	108
Accrued servicing fees	96
5,477

Net Assets	$1,147,508

Net Assets Consist of:
Paid in capital	$1,342,604
Accumulated undistributed net realized (loss)	(144,385)
Net unrealized (depreciation)	(50,711)
$1,147,508

Net Assets:
Institutional Class	$9,688
Administrative Class	722,608
Advisor Class	328,716
Class M	86,496

Shares Issued and Outstanding:
Institutional Class	926
Administrative Class	69,722
Advisor Class	31,406
Class M	8,213

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.47
Administrative Class	10.36
Advisor Class	10.47
Class M	10.53

Cost of Investments in Securities	$1,028
Cost of Investments in Affiliates	$1,198,875

* Includes repurchase agreements of:	$1,028

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Dividends from Investments in Affiliates	$56,710
Total Income	56,710

Expenses:
Investment advisory fees	2,245
Supervisory and administrative fees	3,207
Servicing fees - Administrative Class	1,201
Distribution and/or servicing fees - Advisor Class	942
Distribution and/or servicing fees - Class M	430
Total Expenses	8,025
Waiver and/or Reimbursement by PIMCO	(1,933)
Net Expenses	6,092

Net Investment Income	50,618

Net Realized Gain:
Investments in Affiliates	17,527
Net capital gain distributions received from Affiliate investments	13,894
Net Realized Gain	31,421

Net Change in Unrealized (Depreciation):
Investments in Affiliates	(71,476)
Net Change in Unrealized (Depreciation)	(71,476)
Net (Loss)	(40,055)

Net Increase in Net Assets Resulting from Operations	$10,563

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands‡)	Year Ended December 31, 2014	Year Ended December 31, 2013

(Decrease) in Net Assets from:

Operations:
Net investment income	$50,618	$64,354
Net realized gain (loss)	31,421	(2,784)
Net change in unrealized (depreciation)	(71,476)	(63,248)
Net increase (decrease) resulting from operations	10,563	(1,678)

Distributions to Shareholders:
From net investment income
Institutional Class	(532)	(549)
Administrative Class	(40,708)	(40,444)
Advisor Class	(18,298)	(20,303)
Class M	(4,463)	(4,704)

Total Distributions	(64,001)	(66,000)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(145,641)	(9,644)

Total (Decrease) in Net Assets	(199,079)	(77,322)

Net Assets:
Beginning of year	1,346,587	1,423,909
End of year*	$1,147,508	$1,346,587

* Including undistributed (overdistributed) net investment income of:	$0	$11,487

**	See Note 10 in the Notes to Financial Statements.
‡	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO All Asset Portfolio

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$1,028

Total Short-Term Instruments (Cost $1,028)		1,028

Total Investments in Securities (Cost $1,028)		1,028

	SHARES
INVESTMENTS IN AFFILIATES 100.0%

MUTUAL FUNDS (a) 99.6%
PIMCO CommoditiesPLUS® Strategy Fund	4,553,150	34,968
PIMCO CommodityRealReturn Strategy Fund®	9,898,986	44,347
PIMCO Credit Absolute Return Fund	360,144	3,580
PIMCO Diversified Income Fund	108,964	1,163
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	4,968,040	47,345
PIMCO Emerging Local Bond Fund	12,352,297	102,771
PIMCO Emerging Markets Bond Fund	568,816	5,768
PIMCO Emerging Markets Corporate Bond Fund	258,944	2,745
PIMCO Emerging Markets Currency Fund	11,070,426	102,512
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	9,142,244	88,954
PIMCO EqS Pathfinder Fund®	1,641,632	15,185
PIMCO EqS® Dividend Fund	10,166	74
PIMCO EqS® Long/Short Fund	468,109	5,477
PIMCO Floating Income Fund	85,531	704
PIMCO Foreign Bond Fund (Unhedged)	360,713	3,564
PIMCO Fundamental Advantage Absolute Return Strategy Fund	15,068,523	55,301

	SHARES	MARKET VALUE (000S)
PIMCO Fundamental IndexPLUS® AR Fund	1,004,991	$6,643
PIMCO Global Advantage® Strategy Bond Fund	50,239	534
PIMCO Government Money Market Fund	7,895,628	7,896
PIMCO High Yield Fund	3,588,155	32,796
PIMCO High Yield Spectrum Fund	3,293,897	33,104
PIMCO Income Fund	5,842,679	72,040
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	4,040,904	35,479
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	11,591	88
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	2,765	17
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	4,894,224	47,572
PIMCO Investment Grade Corporate Bond Fund	2,579,407	27,213
PIMCO Long Duration Total Return Fund	1,792,488	21,510
PIMCO Long-Term Credit Fund	1,519,690	19,634
PIMCO Long-Term U.S. Government Fund	3,998,375	44,542
PIMCO Low Duration Fund	1,839,492	18,468
PIMCO Low Volatility RAFI®-PLUS AR Fund	2,796,520	30,454
PIMCO Mortgage Opportunities Fund	622,431	6,897
PIMCO Real Return Asset Fund	1,820,157	15,235
PIMCO Real Return Fund	1,497,057	16,348
PIMCO RealEstateRealReturn Strategy Fund	8,295,943	32,520
PIMCO Senior Floating Rate Fund	2,436,067	24,361
PIMCO Short-Term Fund	451	4
PIMCO Small Cap StocksPLUS® AR Strategy Fund	8,124	74
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	696,738	8,458

	SHARES	MARKET VALUE (000S)
PIMCO StocksPLUS® Absolute Return Fund	5,860	$56
PIMCO StocksPLUS® Fund	39	0
PIMCO Total Return Fund	1,889,557	20,143
PIMCO TRENDS Managed Futures Strategy Fund	213,476	2,331
PIMCO Unconstrained Bond Fund	2,372,161	26,521
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	4,443,366	42,390
PIMCO Worldwide Long/Short Fundamental Strategy Fund	3,584,250	34,839

Total Mutual Funds (Cost $1,193,149)		1,142,625

EXCHANGE-TRADED FUNDS 0.3%
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	20,000	916
PIMCO Low Duration Active Exchange-Traded Fund	26,137	2,621

Total Exchange-Traded Funds (Cost $3,724)		3,537

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%
PIMCO Short-Term Floating NAV Portfolio	200,381	2,002

Total Short-Term Instruments (Cost $2,002)		2,002

Total Investments in Affiliates (Cost $1,198,875)		1,148,164

Total Investments 100.1% (Cost $1,199,903)		$1,149,192

Other Assets and Liabilities, net (0.1%)		(1,684)

Net Assets 100.0%		$1,147,508

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$1,028	Fannie Mae 2.200% due 10/17/2022	$(1,052)	$1,028	$1,028

Total Repurchase Agreements						$(1,052)	$1,028	$1,028

(1)	Includes accrued interest.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,028	$0	$0	$0	$1,028	$(1,052)	$(24)

Total Borrowings and Other Financing Transactions	$1,028	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 5, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$1,028	$0	$1,028
	$0	$1,028	$0	$1,028

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Affiliates, at Value
Mutual Funds	$1,142,625	$0	$0	$1,142,625
Exchange-Traded Funds	3,537	0	0	3,537
Short-Term Instruments
Central Funds Used for Cash Management Purposes	2,002	0	0	2,002
	$1,148,164	$0	$0	$1,148,164

Total Investments	$1,148,164	$1,028	$0	$1,149,192

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Notes to Financial Statements

1. ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest substantially all of their assets in Institutional Class, or as applicable, Class M shares of any funds of the Trust or PIMCO Equity Series, except other fund of funds, or shares of any actively-managed funds of the PIMCO ETF Trust (the “Underlying PIMCO Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the PIMCO Fundamental IndexPLUS® AR, PIMCO International StocksPLUS® AR Strategy (Unhedged), PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® AR Strategy, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Absolute Return, PIMCO EqS® Emerging Markets and PIMCO EqS Pathfinder® Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of Underlying PIMCO Funds than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Income or short-term capital gain distributions received from Underlying PIMCO Funds are recorded as dividend income. Long-term capital gain distributions received from Underlying PIMCO Funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or

ANNUAL REPORT	DECEMBER 31, 2014	15

Notes to Financial Statements (Cont.)

out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Investments in Affiliates

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended December 31, 2014 (amounts in thousands†):

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Underlying PIMCO Funds	Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$25,966	$26,487	$(3,347)	$(965)	$(13,173)	$34,968	$1,689	$0
PIMCO CommodityRealReturn Strategy Fund®	33,166	25,242	(5,319)	(57)	(8,685)	44,347	136	0
PIMCO Credit Absolute Return Fund	38,085	562	(35,681)	1,021	(407)	3,580	539	22
PIMCO Diversified Income Fund	46,759	1,420	(48,360)	4,774	(3,430)	1,163	1,378	42
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	160,440	2,954	(114,738)	(6,900)	5,589	47,345	82	0
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	240	103,215	(11,530)	(1,315)	(1,656)	88,954	2,476	107
PIMCO Emerging Local Bond Fund	99,717	35,362	(18,226)	(2,273)	(11,809)	102,771	5,218	0
PIMCO Emerging Markets Bond Fund	53,875	2,100	(51,264)	(2,205)	3,262	5,768	2,060	40
PIMCO Emerging Markets Corporate Bond Fund	18,305	1,587	(17,390)	(515)	758	2,745	587	0
PIMCO Emerging Markets Currency Fund	99,347	25,509	(12,737)	(763)	(8,844)	102,512	1,865	0
PIMCO EqS Pathfinder Fund®	48,729	5,191	(34,946)	2,757	(6,546)	15,185	791	3,331
PIMCO EqS® Dividend Fund	3,482	68	(3,479)	609	(606)	74	42	26
PIMCO EqS® Long/Short Fund	6,417	150	(950)	51	(191)	5,477	0	25
PIMCO Floating Income Fund	27,422	750	(27,435)	2,591	(2,624)	704	754	0
PIMCO Foreign Bond Fund (Unhedged)	539	6,143	(2,822)	(49)	(247)	3,564	51	0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	33,733	46,331	(20,492)	(1,889)	(2,382)	55,301	3,500	0
PIMCO Fundamental IndexPLUS® AR Fund	471	7,132	(450)	115	(625)	6,643	369	491
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	953	0	0	0	(37)	916	37	0
PIMCO Global Advantage® Strategy Bond Fund	13,512	224	(13,578)	784	(408)	534	224	0
PIMCO Government Money Market Fund	0	101,797	(93,901)	0	0	7,896	1	0
PIMCO High Yield Fund	54,641	29,685	(51,223)	6,022	(6,329)	32,796	1,980	499
PIMCO High Yield Spectrum Fund	69,542	4,533	(38,737)	1,221	(3,455)	33,104	3,225	1,308
PIMCO Income Fund	137,452	10,664	(78,778)	4,914	(2,212)	72,040	6,521	143
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	95,420	19,644	(70,865)	4,057	(12,777)	35,479	950	7,406
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	5,978	13	(5,860)	857	(900)	88	13	0
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	1,548	1	(1,516)	291	(307)	17	1	0
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	240	84,512	(34,658)	(623)	(1,899)	47,572	1,756	9
PIMCO Investment Grade Corporate Bond Fund	374	31,333	(4,047)	(44)	(403)	27,213	700	157
PIMCO Long Duration Total Return Fund	796	22,821	(2,950)	(12)	855	21,510	341	0
PIMCO Long-Term Credit Fund	51,826	6,763	(44,394)	1,991	3,448	19,634	2,689	0
PIMCO Long-Term U.S. Government Fund	517	72,679	(33,326)	871	3,801	44,542	617	0
PIMCO Low Duration Active Exchange-Traded Fund	0	2,648	0	0	(27)	2,621	39	0
PIMCO Low Duration Fund	10,223	141,459	(132,984)	(158)	(72)	18,468	283	0
PIMCO Low Volatility RAFI®-PLUS AR Fund	240	31,096	(1,100)	27	191	30,454	1,708	0
PIMCO Mortgage Opportunities Fund	7,380	287	(867)	3	94	6,897	287	0
PIMCO Real Return Asset Fund	6,692	12,435	(4,233)	(115)	456	15,235	161	0
PIMCO Real Return Fund	13	18,115	(801)	(24)	(955)	16,348	461	0
PIMCO RealEstateRealReturn Strategy Fund	48,705	20,548	(43,056)	3,317	3,006	32,520	9,015	0
PIMCO Senior Floating Rate Fund	27,222	6,516	(8,868)	13	(522)	24,361	860	21
PIMCO Short-Term Floating NAV Portfolio	1	10,101	(8,099)	0	(1)	2,002	1	0
PIMCO Short-Term Fund	4	0	0	0	0	4	0	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	782	66	(760)	230	(244)	74	3	5
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	11,720	1,908	(5,249)	73	6	8,458	508	0
PIMCO StocksPLUS® Absolute Return Fund	49	10	0	0	(3)	56	3	7
PIMCO Total Return Fund	10,199	172,630	(162,142)	(245)	(299)	20,143	1,001	219
PIMCO TRENDS Managed Futures Strategy Fund	0	2,223	(77)	9	176	2,331	187	36
PIMCO Unconstrained Bond Fund	38,087	228,065	(240,017)	30	356	26,521	571	0

ANNUAL REPORT	DECEMBER 31, 2014	17

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	$56,998	$12,738	$(25,305)	$(949)	$(1,092)	$42,390	$786	$0
PIMCO Worldwide Long/Short Fundamental Strategy Fund	0	35,146	0	0	(307)	34,839	244	0
Totals	$1,347,807	$1,370,863	$(1,516,557)	$17,527	$(71,476)	$1,148,164	$56,710	$13,894

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. PRINCIPAL RISKS

In the normal course of business, the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Underlying PIMCO Fund’s) investments in financial derivatives and other financial instruments expose the

Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio (or Underlying PIMCO Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Underlying PIMCO Funds) may lose money if these changes are not anticipated by Fund management. The Portfolio (or Underlying PIMCO Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Underlying PIMCO Funds) to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s (or Underlying PIMCO Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Underlying PIMCO Funds) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Underlying PIMCO Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Underlying PIMCO Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Underlying PIMCO Funds), or, in the case of hedging positions, that the Portfolio’s (or Underlying PIMCO Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Underlying PIMCO Funds’) investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s (or Underlying PIMCO Funds’) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Underlying PIMCO Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining

ANNUAL REPORT	DECEMBER 31, 2014	19

Notes to Financial Statements (Cont.)

approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently decreases, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties

(cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be- Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the

“Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who

ANNUAL REPORT	DECEMBER 31, 2014	21

Notes to Financial Statements (Cont.)

is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2015, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at December 31, 2014 was $4,662,075.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$1,258,964	$1,414,556

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

10. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	319	$3,572	451	$5,162
Administrative Class	7,069	78,861	15,976	180,944
Advisor Class	3,181	35,664	7,681	88,058
Class M	1,010	11,426	2,661	30,291
Issued as reinvestment of distributions
Institutional Class	49	532	50	549
Administrative Class	3,788	40,708	3,702	40,444
Advisor Class	1,686	18,298	1,842	20,303
Class M	409	4,463	425	4,704
Cost of shares redeemed
Institutional Class	(360)	(3,990)	(650)	(7,323)
Administrative Class	(16,937)	(187,452)	(16,808)	(186,192)
Advisor Class	(10,475)	(116,569)	(14,173)	(158,225)
Class M	(2,761)	(31,154)	(2,512)	(28,359)
Net (decrease) resulting from Portfolio share transactions	(13,022)	$(145,641)	(1,355)	$(9,644)

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 62% of the Portfolio. One shareholder is a related party and comprises 46% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

11. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

12. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements (Cont.)

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus. If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$—	$(63,242)	$—	$(129,163)	$(2,691)	$—

(1)	Adjusted for open wash sale loss deferrals for federal income tax purposes.
(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$129,163	$—

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2014, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$—

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,212,434	$26,899	$(90,141)	$(63,242)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$64,001	$—	$—
12/31/2013	$66,000	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

26	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

ANNUAL REPORT	DECEMBER 31, 2014	27

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

1.29%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.48%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

28	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2014	29

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

30	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2014	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

ANNUAL REPORT	DECEMBER 31, 2014	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

34	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

ANNUAL REPORT	DECEMBER 31, 2014	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

36	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT03AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO All Asset Portfolio

Share Class

■	M

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”).

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

Among the principal risks of investing in the Portfolio are allocation risk, Underlying PIMCO Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, call risk, market trading risk, limited issuance risk, municipal project-specific risk, municipal bond risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to

4	PIMCO VARIABLE INSURANCE TRUST

interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s

ANNUAL REPORT	DECEMBER 31, 2014	5

Important Information About the Portfolio (Cont.)

actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Class M commenced operations.

Allocation Breakdown†

PIMCO Emerging Local Bond Fund	9.0%
PIMCO Emerging Markets Currency Fund	8.9%
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	7.7%
PIMCO Income Fund	6.3%
Other	68.1%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	10 Years	Class Inception (04/30/2004)
PIMCO All Asset Portfolio Class M	0.24%	5.64%	4.79%	5.68%
Barclays U.S. TIPS: 1-10 Year Index±	0.91%	2.78%	3.75%	4.09%
Consumer Price Index + 500 Basis Points±±	5.66%	6.67%	7.11%	7.18%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.635% for Class M shares.

± Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$940.30	$1,021.62
Expenses Paid During Period†	$3.61	$3.77
Net Annualized Expense Ratio††	0.735%	0.735%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, the “Underlying PIMCO Funds”). The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. The Portfolio will not invest in the Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities or commodities. The Portfolio may invest in Underlying PIMCO Funds at the discretion of PIMCO and without shareholder approval.

»

Allocations to U.S. long maturity bond strategies, achieved primarily through the PIMCO Long-Term Credit Fund and PIMCO Long-Term U.S. Government Fund, benefited performance as these Underlying PIMCO Funds posted positive returns during the reporting period.

»

Allocations to real estate investment trusts (“REITs”), achieved through the PIMCO RealEstateRealReturn Strategy Fund, benefited performance as this Underlying PIMCO Fund posted positive returns during the reporting period.

»	Exposure to the PIMCO Income Fund benefited performance as the return of this underlying PIMCO Fund was positive during the reporting period.

»

Commodities exposure, achieved through the PIMCO CommoditiesPLUS® Strategy Fund and the PIMCO CommodityRealReturn Strategy Fund®, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to local currency-denominated emerging markets bonds, achieved through the PIMCO Emerging Local Bond Fund and PIMCO Emerging Markets Currency Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to emerging markets and developed markets (excluding the U.S.) equities, primarily through the PIMCO EM Fundamental Index PLUS® AR Strategy Fund and the PIMCO Intl Fundamental IndexPLUS® AR Strategy Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

ANNUAL REPORT	DECEMBER 31, 2014	7

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Class M
Net asset value beginning of year or period	$11.04	$11.54	$10.52	$11.06	$10.51
Net investment income(a)	0.42	0.48	0.60	0.67	0.87
Net realized/unrealized gain (loss)	(0.38)	(0.50)	0.92	(0.48)	0.43
Net increase (decrease) from investment operations	0.04	(0.02)	1.52	0.19	1.30
Dividends from net investment income	(0.55)	(0.48)	(0.50)	(0.73)	(0.75)
Total distributions	(0.55)	(0.48)	(0.50)	(0.73)	(0.75)
Net asset value end of year or period	$10.53	$11.04	$11.54	$10.52	$11.06
Total return	0.24%	(0.10)%	14.64%	1.66%	12.71%
Net assets end of year or period (000s)	$86,496	$105,517	$103,612	$78,108	$72,917
Ratio of expenses to average net assets	0.725%	0.745%	0.795%	0.805%	0.845%
Ratio of expenses to average net assets excluding waivers	0.875%	0.875%	0.875%	0.875%	0.875%
Ratio of expenses to average net assets excluding interest expense	0.725%	0.745%	0.795%	0.805%	0.845%
Ratio of expenses to average net assets excluding interest expense and waivers	0.875%	0.875%	0.875%	0.875%	0.875%
Ratio of net investment income to average net assets	3.70%	4.24%	5.33%	6.07%	7.96%
Portfolio turnover rate	98%	61%	26%	55%	99%

(a)	Per share amounts based on average number of shares outstanding during the year.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$1,028
Investments in Affiliates	1,148,164
Cash	1
Receivable for investments in Affiliates sold	935
Receivable for Portfolio shares sold	500
Dividends receivable from Affiliates	2,229
Reimbursement receivable from PIMCO	128
1,152,985

Liabilities:
Payable for investments in Affiliates purchased	$4,144
Payable for Portfolio shares redeemed	696
Accrued investment advisory fees	178
Accrued supervisory and administrative fees	255
Accrued distribution fees	108
Accrued servicing fees	96
5,477

Net Assets	$1,147,508

Net Assets Consist of:
Paid in capital	$1,342,604
Accumulated undistributed net realized (loss)	(144,385)
Net unrealized (depreciation)	(50,711)
$1,147,508

Net Assets:
Institutional Class	$9,688
Administrative Class	722,608
Advisor Class	328,716
Class M	86,496

Shares Issued and Outstanding:
Institutional Class	926
Administrative Class	69,722
Advisor Class	31,406
Class M	8,213

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.47
Administrative Class	10.36
Advisor Class	10.47
Class M	10.53

Cost of Investments in Securities	$1,028
Cost of Investments in Affiliates	$1,198,875

* Includes repurchase agreements of:	$1,028

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Dividends from Investments in Affiliates	$56,710
Total Income	56,710

Expenses:
Investment advisory fees	2,245
Supervisory and administrative fees	3,207
Servicing fees - Administrative Class	1,201
Distribution and/or servicing fees - Advisor Class	942
Distribution and/or servicing fees - Class M	430
Total Expenses	8,025
Waiver and/or Reimbursement by PIMCO	(1,933)
Net Expenses	6,092

Net Investment Income	50,618

Net Realized Gain:
Investments in Affiliates	17,527
Net capital gain distributions received from Affiliate investments	13,894
Net Realized Gain	31,421

Net Change in Unrealized (Depreciation):
Investments in Affiliates	(71,476)
Net Change in Unrealized (Depreciation)	(71,476)
Net (Loss)	(40,055)

Net Increase in Net Assets Resulting from Operations	$10,563

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands‡)	Year Ended December 31, 2014	Year Ended December 31, 2013

(Decrease) in Net Assets from:

Operations:
Net investment income	$50,618	$64,354
Net realized gain (loss)	31,421	(2,784)
Net change in unrealized (depreciation)	(71,476)	(63,248)
Net increase (decrease) resulting from operations	10,563	(1,678)

Distributions to Shareholders:
From net investment income
Institutional Class	(532)	(549)
Administrative Class	(40,708)	(40,444)
Advisor Class	(18,298)	(20,303)
Class M	(4,463)	(4,704)

Total Distributions	(64,001)	(66,000)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(145,641)	(9,644)

Total (Decrease) in Net Assets	(199,079)	(77,322)

Net Assets:
Beginning of year	1,346,587	1,423,909
End of year*	$1,147,508	$1,346,587

* Including undistributed (overdistributed) net investment income of:	$0	$11,487

**	See Note 10 in the Notes to Financial Statements.
‡	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO All Asset Portfolio

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$1,028

Total Short-Term Instruments (Cost $1,028)		1,028

Total Investments in Securities (Cost $1,028)		1,028

	SHARES
INVESTMENTS IN AFFILIATES 100.0%

MUTUAL FUNDS (a) 99.6%
PIMCO CommoditiesPLUS® Strategy Fund	4,553,150	34,968
PIMCO CommodityRealReturn Strategy Fund®	9,898,986	44,347
PIMCO Credit Absolute Return Fund	360,144	3,580
PIMCO Diversified Income Fund	108,964	1,163
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	4,968,040	47,345
PIMCO Emerging Local Bond Fund	12,352,297	102,771
PIMCO Emerging Markets Bond Fund	568,816	5,768
PIMCO Emerging Markets Corporate Bond Fund	258,944	2,745
PIMCO Emerging Markets Currency Fund	11,070,426	102,512
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	9,142,244	88,954
PIMCO EqS Pathfinder Fund®	1,641,632	15,185
PIMCO EqS® Dividend Fund	10,166	74
PIMCO EqS® Long/Short Fund	468,109	5,477
PIMCO Floating Income Fund	85,531	704
PIMCO Foreign Bond Fund (Unhedged)	360,713	3,564
PIMCO Fundamental Advantage Absolute Return Strategy Fund	15,068,523	55,301

	SHARES	MARKET VALUE (000S)
PIMCO Fundamental IndexPLUS® AR Fund	1,004,991	$6,643
PIMCO Global Advantage® Strategy Bond Fund	50,239	534
PIMCO Government Money Market Fund	7,895,628	7,896
PIMCO High Yield Fund	3,588,155	32,796
PIMCO High Yield Spectrum Fund	3,293,897	33,104
PIMCO Income Fund	5,842,679	72,040
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	4,040,904	35,479
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	11,591	88
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	2,765	17
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	4,894,224	47,572
PIMCO Investment Grade Corporate Bond Fund	2,579,407	27,213
PIMCO Long Duration Total Return Fund	1,792,488	21,510
PIMCO Long-Term Credit Fund	1,519,690	19,634
PIMCO Long-Term U.S. Government Fund	3,998,375	44,542
PIMCO Low Duration Fund	1,839,492	18,468
PIMCO Low Volatility RAFI®-PLUS AR Fund	2,796,520	30,454
PIMCO Mortgage Opportunities Fund	622,431	6,897
PIMCO Real Return Asset Fund	1,820,157	15,235
PIMCO Real Return Fund	1,497,057	16,348
PIMCO RealEstateRealReturn Strategy Fund	8,295,943	32,520
PIMCO Senior Floating Rate Fund	2,436,067	24,361
PIMCO Short-Term Fund	451	4
PIMCO Small Cap StocksPLUS® AR Strategy Fund	8,124	74
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	696,738	8,458

	SHARES	MARKET VALUE (000S)
PIMCO StocksPLUS® Absolute Return Fund	5,860	$56
PIMCO StocksPLUS® Fund	39	0
PIMCO Total Return Fund	1,889,557	20,143
PIMCO TRENDS Managed Futures Strategy Fund	213,476	2,331
PIMCO Unconstrained Bond Fund	2,372,161	26,521
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	4,443,366	42,390
PIMCO Worldwide Long/Short Fundamental Strategy Fund	3,584,250	34,839

Total Mutual Funds (Cost $1,193,149)		1,142,625

EXCHANGE-TRADED FUNDS 0.3%
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	20,000	916
PIMCO Low Duration Active Exchange-Traded Fund	26,137	2,621

Total Exchange-Traded Funds (Cost $3,724)		3,537

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%
PIMCO Short-Term Floating NAV Portfolio	200,381	2,002

Total Short-Term Instruments (Cost $2,002)		2,002

Total Investments in Affiliates (Cost $1,198,875)		1,148,164

Total Investments 100.1% (Cost $1,199,903)		$1,149,192

Other Assets and Liabilities, net (0.1%)		(1,684)

Net Assets 100.0%		$1,147,508

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$1,028	Fannie Mae 2.200% due 10/17/2022	$(1,052)	$1,028	$1,028

Total Repurchase Agreements						$(1,052)	$1,028	$1,028

(1)	Includes accrued interest.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,028	$0	$0	$0	$1,028	$(1,052)	$(24)

Total Borrowings and Other Financing Transactions	$1,028	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 5, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$1,028	$0	$1,028
	$0	$1,028	$0	$1,028

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Affiliates, at Value
Mutual Funds	$1,142,625	$0	$0	$1,142,625
Exchange-Traded Funds	3,537	0	0	3,537
Short-Term Instruments
Central Funds Used for Cash Management Purposes	2,002	0	0	2,002
	$1,148,164	$0	$0	$1,148,164

Total Investments	$1,148,164	$1,028	$0	$1,149,192

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Notes to Financial Statements

1. ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Class M of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class, and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest substantially all of their assets in Institutional Class, or as applicable, Class M shares of any funds of the Trust or PIMCO Equity Series, except other fund of funds, or shares of any actively-managed funds of the PIMCO ETF Trust (the “Underlying PIMCO Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the PIMCO Fundamental IndexPLUS® AR, PIMCO International StocksPLUS® AR Strategy (Unhedged), PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® AR Strategy, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Absolute Return, PIMCO EqS® Emerging Markets and PIMCO EqS Pathfinder® Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of Underlying PIMCO Funds than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Income or short-term capital gain distributions received from Underlying PIMCO Funds are recorded as dividend income. Long-term capital gain distributions received from Underlying PIMCO Funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

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Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or

ANNUAL REPORT	DECEMBER 31, 2014	15

Notes to Financial Statements (Cont.)

out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Investments in Affiliates

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended December 31, 2014 (amounts in thousands†):

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December 31, 2014

Underlying PIMCO Funds	Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$25,966	$26,487	$(3,347)	$(965)	$(13,173)	$34,968	$1,689	$0
PIMCO CommodityRealReturn Strategy Fund®	33,166	25,242	(5,319)	(57)	(8,685)	44,347	136	0
PIMCO Credit Absolute Return Fund	38,085	562	(35,681)	1,021	(407)	3,580	539	22
PIMCO Diversified Income Fund	46,759	1,420	(48,360)	4,774	(3,430)	1,163	1,378	42
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	160,440	2,954	(114,738)	(6,900)	5,589	47,345	82	0
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	240	103,215	(11,530)	(1,315)	(1,656)	88,954	2,476	107
PIMCO Emerging Local Bond Fund	99,717	35,362	(18,226)	(2,273)	(11,809)	102,771	5,218	0
PIMCO Emerging Markets Bond Fund	53,875	2,100	(51,264)	(2,205)	3,262	5,768	2,060	40
PIMCO Emerging Markets Corporate Bond Fund	18,305	1,587	(17,390)	(515)	758	2,745	587	0
PIMCO Emerging Markets Currency Fund	99,347	25,509	(12,737)	(763)	(8,844)	102,512	1,865	0
PIMCO EqS Pathfinder Fund®	48,729	5,191	(34,946)	2,757	(6,546)	15,185	791	3,331
PIMCO EqS® Dividend Fund	3,482	68	(3,479)	609	(606)	74	42	26
PIMCO EqS® Long/Short Fund	6,417	150	(950)	51	(191)	5,477	0	25
PIMCO Floating Income Fund	27,422	750	(27,435)	2,591	(2,624)	704	754	0
PIMCO Foreign Bond Fund (Unhedged)	539	6,143	(2,822)	(49)	(247)	3,564	51	0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	33,733	46,331	(20,492)	(1,889)	(2,382)	55,301	3,500	0
PIMCO Fundamental IndexPLUS® AR Fund	471	7,132	(450)	115	(625)	6,643	369	491
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	953	0	0	0	(37)	916	37	0
PIMCO Global Advantage® Strategy Bond Fund	13,512	224	(13,578)	784	(408)	534	224	0
PIMCO Government Money Market Fund	0	101,797	(93,901)	0	0	7,896	1	0
PIMCO High Yield Fund	54,641	29,685	(51,223)	6,022	(6,329)	32,796	1,980	499
PIMCO High Yield Spectrum Fund	69,542	4,533	(38,737)	1,221	(3,455)	33,104	3,225	1,308
PIMCO Income Fund	137,452	10,664	(78,778)	4,914	(2,212)	72,040	6,521	143
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	95,420	19,644	(70,865)	4,057	(12,777)	35,479	950	7,406
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	5,978	13	(5,860)	857	(900)	88	13	0
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	1,548	1	(1,516)	291	(307)	17	1	0
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	240	84,512	(34,658)	(623)	(1,899)	47,572	1,756	9
PIMCO Investment Grade Corporate Bond Fund	374	31,333	(4,047)	(44)	(403)	27,213	700	157
PIMCO Long Duration Total Return Fund	796	22,821	(2,950)	(12)	855	21,510	341	0
PIMCO Long-Term Credit Fund	51,826	6,763	(44,394)	1,991	3,448	19,634	2,689	0
PIMCO Long-Term U.S. Government Fund	517	72,679	(33,326)	871	3,801	44,542	617	0
PIMCO Low Duration Active Exchange-Traded Fund	0	2,648	0	0	(27)	2,621	39	0
PIMCO Low Duration Fund	10,223	141,459	(132,984)	(158)	(72)	18,468	283	0
PIMCO Low Volatility RAFI®-PLUS AR Fund	240	31,096	(1,100)	27	191	30,454	1,708	0
PIMCO Mortgage Opportunities Fund	7,380	287	(867)	3	94	6,897	287	0
PIMCO Real Return Asset Fund	6,692	12,435	(4,233)	(115)	456	15,235	161	0
PIMCO Real Return Fund	13	18,115	(801)	(24)	(955)	16,348	461	0
PIMCO RealEstateRealReturn Strategy Fund	48,705	20,548	(43,056)	3,317	3,006	32,520	9,015	0
PIMCO Senior Floating Rate Fund	27,222	6,516	(8,868)	13	(522)	24,361	860	21
PIMCO Short-Term Floating NAV Portfolio	1	10,101	(8,099)	0	(1)	2,002	1	0
PIMCO Short-Term Fund	4	0	0	0	0	4	0	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	782	66	(760)	230	(244)	74	3	5
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	11,720	1,908	(5,249)	73	6	8,458	508	0
PIMCO StocksPLUS® Absolute Return Fund	49	10	0	0	(3)	56	3	7
PIMCO Total Return Fund	10,199	172,630	(162,142)	(245)	(299)	20,143	1,001	219
PIMCO TRENDS Managed Futures Strategy Fund	0	2,223	(77)	9	176	2,331	187	36
PIMCO Unconstrained Bond Fund	38,087	228,065	(240,017)	30	356	26,521	571	0

ANNUAL REPORT	DECEMBER 31, 2014	17

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	$56,998	$12,738	$(25,305)	$(949)	$(1,092)	$42,390	$786	$0
PIMCO Worldwide Long/Short Fundamental Strategy Fund	0	35,146	0	0	(307)	34,839	244	0
Totals	$1,347,807	$1,370,863	$(1,516,557)	$17,527	$(71,476)	$1,148,164	$56,710	$13,894

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. PRINCIPAL RISKS

In the normal course of business, the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Underlying PIMCO Fund’s) investments in financial derivatives and other financial instruments expose the

Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio (or Underlying PIMCO Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Underlying PIMCO Funds) may lose money if these changes are not anticipated by Fund management. The Portfolio (or Underlying PIMCO Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Underlying PIMCO Funds) to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s (or Underlying PIMCO Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Underlying PIMCO Funds) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Underlying PIMCO Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Underlying PIMCO Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Underlying PIMCO Funds), or, in the case of hedging positions, that the Portfolio’s (or Underlying PIMCO Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Underlying PIMCO Funds’) investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s (or Underlying PIMCO Funds’) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Underlying PIMCO Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining

ANNUAL REPORT	DECEMBER 31, 2014	19

Notes to Financial Statements (Cont.)

approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently decreases, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties

(cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be- Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the

“Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who

ANNUAL REPORT	DECEMBER 31, 2014	21

Notes to Financial Statements (Cont.)

is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2015, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at December 31, 2014 was $4,662,075.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$1,258,964	$1,414,556

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

10. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	319	$3,572	451	$5,162
Administrative Class	7,069	78,861	15,976	180,944
Advisor Class	3,181	35,664	7,681	88,058
Class M	1,010	11,426	2,661	30,291
Issued as reinvestment of distributions
Institutional Class	49	532	50	549
Administrative Class	3,788	40,708	3,702	40,444
Advisor Class	1,686	18,298	1,842	20,303
Class M	409	4,463	425	4,704
Cost of shares redeemed
Institutional Class	(360)	(3,990)	(650)	(7,323)
Administrative Class	(16,937)	(187,452)	(16,808)	(186,192)
Advisor Class	(10,475)	(116,569)	(14,173)	(158,225)
Class M	(2,761)	(31,154)	(2,512)	(28,359)
Net (decrease) resulting from Portfolio share transactions	(13,022)	$(145,641)	(1,355)	$(9,644)

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 62% of the Portfolio. One shareholder is a related party and comprises 46% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

11. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

12. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements (Cont.)

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus. If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$—	$(63,242)	$—	$(129,163)	$(2,691)	$—

(1)	Adjusted for open wash sale loss deferrals for federal income tax purposes.
(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$129,163	$—

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2014, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$—

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,212,434	$26,899	$(90,141)	$(63,242)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$64,001	$—	$—
12/31/2013	$66,000	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Class M Shareholders of PIMCO All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for Class M present fairly, in all material respects, the financial position of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for Class M for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

26	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

ANNUAL REPORT	DECEMBER 31, 2014	27

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

1.29%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.48%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

28	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2014	29

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

30	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2014	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

ANNUAL REPORT	DECEMBER 31, 2014	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

34	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

ANNUAL REPORT	DECEMBER 31, 2014	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

36	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT07AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO All Asset All Authority Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO All Asset All Authority Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”).

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

Among the principal risks of investing in the Portfolio are allocation risk, Underlying PIMCO Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, call risk, market trading risk, limited issuance risk, municipal project-specific risk, municipal bond risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

4	PIMCO VARIABLE INSURANCE TRUST

These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the

Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s

ANNUAL REPORT	DECEMBER 31, 2014	5

Important Information About the Portfolio (Cont.)

actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset All Authority Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

PIMCO StocksPLUS® AR Short Strategy Fund	12.1%
PIMCO Emerging Local Bond Fund	7.4%
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	7.2%
PIMCO Emerging Markets Currency Fund	7.0%
PIMCO Income Fund	6.3%
Other	60.0%
†	% of Investments, at value as of 12/31/14

Cumulative Total Return for the period ended December 31, 2014
Class Inception (04/30/2014)
PIMCO All Asset All Authority Portfolio Administrative Class	-5.70%
S&P 500 Index±	10.85%
Consumer Price Index + 650 Basis Points±±	4.25%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 2.31% for Administrative Class shares.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

±± CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$917.70	$1,020.48
Expenses Paid During Period†	$4.67	$4.92
Net Annualized Expense Ratio††	0.96%	0.96%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 7 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset All Authority Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. The Portfolio may invest in Underlying PIMCO Funds at the discretion of PIMCO and without shareholder approval.

»	The Portfolio commenced operations on April 30, 2014.

»

Allocations to U.S. long maturity bond strategies, achieved primarily through the PIMCO Long-Term Credit Fund and PIMCO Long-Term U.S. Government Fund, benefited performance as these Underlying PIMCO Funds posted positive returns during the reporting period.

»

Allocations to real estate investment trusts (“REITs”), achieved through the PIMCO RealEstateRealReturn Strategy Fund, benefited performance as this Underlying PIMCO Fund posted positive returns during the reporting period.

»

Commodities exposure, achieved through the PIMCO CommoditiesPLUS® Strategy Fund and the PIMCO CommodityRealReturn Strategy Fund®, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to local currency-denominated emerging markets bonds, achieved through the PIMCO Emerging Local Bond Fund and PIMCO Emerging Markets Currency Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to emerging markets and developed markets (excluding the U.S.) equities, primarily through the PIMCO EM Fundamental Index PLUS® AR Strategy Fund and the PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to the inverse of the S&P 500 Index, achieved through the PIMCO StocksPLUS® AR Short Strategy Fund, detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

ANNUAL REPORT	DECEMBER 31, 2014	7

Financial Highlights PIMCO All Asset All Authority Portfolio

Selected Per Share Data for the Period Ended:	04/30/2014-12/31/2014

Administrative Class
Net asset value beginning of period	$10.00
Net investment income (a)	0.44
Net realized/unrealized (loss)	(1.00)
Net (decrease) from investment operations	(0.56)
Dividends from net investment income	(0.41)
Distributions from net realized capital gains	(0.01)
Total distributions	(0.42)
Net asset value end of period	$9.02
Total return	(5.70)%
Net assets end of period (000s)	$7,338
Ratio of expenses to average net assets	0.96	%(b)*
Ratio of expenses to average net assets excluding waivers	1.30	%(b)*
Ratio of expenses to average net assets excluding interest expense	0.52	%*
Ratio of expenses to average net assets excluding interest expense and waivers	0.86	%*
Ratio of net investment income to average net assets	6.61	%*
Portfolio turnover rate	117%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets includes line of credit expenses

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Assets and Liabilities PIMCO All Asset All Authority Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in Affiliates	$16,093
Cash	674
Receivable for investments in Affiliates sold	197
Receivable for Portfolio shares sold	3
Dividends receivable from Affiliates	26
Reimbursement receivable from PIMCO	1
16,994

Liabilities:
Borrowings & Other Financing Transactions
Payable for line of credit	$4,703
Payable for investments in Affiliates purchased	775
Payable for Portfolio shares redeemed	1
Accrued investment advisory fees	2
Accrued supervisory and administrative fees	2
Accrued distribution fees	2
5,485

Net Assets	$11,509

Net Assets Consist of:
Paid in capital	$12,752
Accumulated undistributed net realized (loss)	(121)
Net unrealized (depreciation)	(1,122)
$11,509

Net Assets:
Institutional Class	$583
Administrative Class	7,338
Advisor Class	3,588

Shares Issued and Outstanding:
Institutional Class	65
Administrative Class	813
Advisor Class	398

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$9.02
Administrative Class	9.02
Advisor Class	9.01

Cost of Investments in Affiliates	$17,215

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statement of Operations PIMCO All Asset All Authority Portfolio

(Amounts in thousands)	Period from April 30, 2014 to December 31, 2014

Investment Income:
Dividends from Investments in Affiliates	$418
Total Income	418

Expenses:
Investment advisory fees	10
Supervisory and administrative fees	13
Servicing fees - Administrative Class	6
Distribution and/or servicing fees - Advisor Class	3
Interest expense	22
Organization expense	20
Total Expenses	74
Waiver and/or Reimbursement by PIMCO	(24)
Net Expenses	50

Net Investment Income	368

Net Realized (Loss):
Investments in Affiliates	(161)
Net capital gain distributions received from Affiliate investments	143
Net Realized (Loss)	(18)

Net Change in Unrealized (Depreciation):
Investments in Affiliates	(1,122)
Net Change in Unrealized (Depreciation)	(1,122)
Net (Loss)	(1,140)

Net (Decrease) in Net Assets Resulting from Operations	$(772)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Changes in Net Assets PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)	Period from April 30, 2014 to December 31, 2014

Increase in Net Assets from:

Operations:
Net investment income	$368
Net realized (loss)	(18)
Net change in unrealized (depreciation)	(1,122)
Net (decrease) in net assets resulting from operations	(772)

Distributions to Shareholders:
From net investment income
Institutional Class	(24)
Administrative Class	(301)
Advisor Class	(140)
From net realized capital gains
Institutional Class	(0)
Administrative Class	(4)
Advisor Class	(2)

Total Distributions	(471)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	12,752

Total Increase in Net Assets	11,509

Net Assets:
Beginning of period	4,323
End of period*	$11,509

* Including undistributed (overdistributed) net investment income of:	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 11 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Statement of Cash Flows PIMCO All Asset All Authority Portfolio

(Amounts in thousands)	Period from April 30, 2014 to December 31, 2014

Cash flows (used for) operating activities:

Net (decrease) in net assets resulting from operations	$(772)

Adjustments to reconcile net (decrease) in net assets from operations to net cash (used for) operating activities:
Purchases of long-term securities	(29,525)
Proceeds from sales of long-term securities	12,292
(Increase) in receivable for investments in Affiliates sold	(197)
(Increase) in dividends receivable from Affiliates	(26)
(Increase) in reimbursement receivable from PIMCO	(1)
Increase in payable for investments in Affiliates purchased	775
Increase in accrued investment advisory fees	2
Increase in accrued supervisory and administrative fees	2
Increase in accrued distribution fee	2
Net Realized (Gain) Loss
Investments in Affiliates	161
Net capital gain distributions received from Affiliate investments	(143)
Net Change in Unrealized Depreciation
Investments in Affiliates	1,122
Net cash (used for) operating activities	(16,308)

Cash flows received from financing activities:
Proceeds from shares sold	14,237
Payments on shares redeemed	(1,958)
Cash dividend paid*	0
Net borrowing of line of credit	4,703
Net cash received from financing activities	16,982

Net Increase in Cash	674

Cash:
Beginning of period	0
End of period	$674

* Reinvestment of dividends	$471

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$19

12	PIMCO VARIABLE INSURANCE TRUST

Schedule of Investments PIMCO All Asset All Authority Portfolio

December 31, 2014

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 139.8%

MUTUAL FUNDS (a) 139.8%
PIMCO CommoditiesPLUS® Strategy Fund	67,400	$518
PIMCO CommodityRealReturn Strategy Fund®	80,796	362
PIMCO Credit Absolute Return Fund	12,464	124
PIMCO Diversified Income Fund	853	9
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	75,033	715
PIMCO Emerging Local Bond Fund	142,825	1,188
PIMCO Emerging Markets Bond Fund	15,493	157
PIMCO Emerging Markets Corporate Bond Fund	5,834	62
PIMCO Emerging Markets Currency Fund	122,516	1,134
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	119,536	1,163
PIMCO EqS Pathfinder Fund®	13,396	124
PIMCO EqS® Emerging Markets Fund	14	0
PIMCO EqS® Long/Short Fund	5,836	68
PIMCO Floating Income Fund	1,303	11
PIMCO Foreign Bond Fund (Unhedged)	4,051	40
PIMCO Fundamental Advantage Absolute Return Strategy Fund	181,730	667

	SHARES	MARKET VALUE (000S)
PIMCO Fundamental IndexPLUS® AR Fund	10,847	$72
PIMCO Global Advantage® Strategy Bond Fund	333	4
PIMCO High Yield Fund	40,321	368
PIMCO High Yield Spectrum Fund	45,306	455
PIMCO Income Fund	82,423	1,016
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	39,283	345
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	72,391	704
PIMCO Investment Grade Corporate Bond Fund	21,154	223
PIMCO Long Duration Total Return Fund	14,395	173
PIMCO Long-Term Credit Fund	12,022	155
PIMCO Long-Term U.S. Government Fund	35,092	391
PIMCO Low Duration Fund	9,932	100
PIMCO Low Volatility RAFI®-PLUS AR Fund	33,553	365
PIMCO Mortgage Opportunities Fund	8,116	90
PIMCO Real Return Asset Fund	16,999	142
PIMCO Real Return Fund	20,726	226
PIMCO RealEstateRealReturn Strategy Fund	92,539	363
PIMCO Senior Floating Rate Fund	67,663	677
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	7,130	87

	SHARES	MARKET VALUE (000S)
PIMCO StocksPLUS® AR Short Strategy Fund	811,701	$1,940
PIMCO Total Return Fund	22,811	243
PIMCO TRENDS Managed Futures Strategy Fund	2,983	33
PIMCO Unconstrained Bond Fund	33,318	372
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	68,108	650
PIMCO Worldwide Long/Short Fundamental Strategy Fund	57,217	556

Total Mutual Funds (Cost $17,214)		16,092

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio	51	1

Total Short-Term Instruments (Cost $1)		1

Total Investments in Affiliates (Cost $17,215)		16,093

Total Investments 139.8% (Cost $17,215)		$16,093

Other Assets and Liabilities, net (39.8%)		(4,584)

Net Assets 100.0%		$11,509

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Affiliates, at Value
Mutual Funds	$16,092	$0	$0	$16,092
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1	0	0	1

Total Investments	$16,093	$0	$0	$16,093

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Notes to Financial Statements

1. ORGANIZATION

The PIMCO All Asset All Authority Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest substantially all of their assets in Institutional Class, or as applicable, Class M shares of any funds of the Trust or PIMCO Equity Series, except other fund of funds, or shares of any actively-managed funds of the PIMCO ETF Trust (the “Underlying PIMCO Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s investments in the Short Strategy Underlying PIMCO Funds which seek to gain a negative exposure to an asset class such as equities or commodities, normally will not exceed 20% of its total assets. The Portfolio’s combined investments in the Domestic Equity- Related Underlying PIMCO Funds will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in Inflation- Related Underlying PIMCO Funds, which seek to gain exposure to an asset class such as U.S. Treasury Inflation-Protected Securities (“TIPS”), commodities, or real estate, normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time. The Portfolio is nondiversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Income or short-term capital gain distributions received from Underlying PIMCO Funds are recorded as dividend income. Long-term capital gain distributions received from Underlying PIMCO Funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated

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daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, short sale transactions or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in

ANNUAL REPORT	DECEMBER 31, 2014	15

Notes to Financial Statements (Cont.)

markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S.

GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$0	$805	$(109)	$(20)	$(158)	$518	$20	$0
PIMCO CommodityRealReturn Strategy Fund®	0	477	(27)	(5)	(83)	362	1	0
PIMCO Credit Absolute Return Fund	0	235	(105)	1	(7)	124	6	1
PIMCO Diversified Income Fund	0	135	(126)	1	(1)	9	2	0
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0	822	(51)	(7)	(49)	715	1	0
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	0	1,534	(243)	(25)	(103)	1,163	28	1

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Underlying PIMCO Funds	Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Emerging Local Bond Fund	$0	$1,448	$(116)	$(8)	$(136)	$1,188	$25	$0
PIMCO Emerging Markets Bond Fund	0	264	(98)	1	(10)	157	6	1
PIMCO Emerging Markets Corporate Bond Fund	0	150	(86)	1	(3)	62	1	0
PIMCO Emerging Markets Currency Fund	0	1,328	(89)	(7)	(98)	1,134	10	0
PIMCO EqS Pathfinder Fund®	0	156	0	0	(32)	124	6	22
PIMCO EqS® Long/Short Fund	0	68	0	0	0	68	0	0
PIMCO Floating Income Fund	0	69	(57)	0	(1)	11	1	0
PIMCO Foreign Bond Fund (Unhedged)	0	43	0	0	(3)	40	0	0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0	1,193	(475)	(18)	(33)	667	35	0
PIMCO Fundamental IndexPLUS® AR Fund	0	78	0	0	(6)	72	4	5
PIMCO Global Advantage® Strategy Bond Fund	0	38	(34)	0	0	4	0	0
PIMCO High Yield Fund	0	586	(201)	(3)	(14)	368	7	8
PIMCO High Yield Spectrum Fund	0	521	(34)	0	(32)	455	12	15
PIMCO Income Fund	0	1,190	(154)	(1)	(19)	1,016	31	2
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0	574	(105)	(33)	(91)	345	8	84
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	0	854	(96)	(7)	(47)	704	25	0
PIMCO Investment Grade Corporate Bond Fund	0	391	(166)	0	(2)	223	6	1
PIMCO Long Duration Total Return Fund	0	275	(110)	1	7	173	4	0
PIMCO Long-Term Credit Fund	0	160	(10)	0	5	155	7	0
PIMCO Long-Term U.S. Government Fund	0	702	(355)	9	35	391	6	0
PIMCO Low Duration Fund	0	5,468	(5,360)	(7)	(1)	100	6	0
PIMCO Low Volatility RAFI®-PLUS AR Fund	0	389	(24)	0	0	365	18	0
PIMCO Mortgage Opportunities Fund	0	92	(2)	0	0	90	1	0
PIMCO Real Return Asset Fund	0	182	(37)	(1)	(2)	142	1	0
PIMCO Real Return Fund	0	258	(19)	(1)	(12)	226	6	0
PIMCO RealEstateRealReturn Strategy Fund	0	504	(92)	1	(50)	363	83	0
PIMCO Senior Floating Rate Fund	0	773	(87)	0	(9)	677	10	1
PIMCO Short-Term Floating NAV Portfolio	0	1,201	(1,200)	0	0	1	0	0
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0	86	0	0	1	87	5	0
PIMCO StocksPLUS® AR Short Strategy Fund	0	2,252	(160)	(17)	(135)	1,940	8	0
PIMCO Total Return Fund	0	3,129	(2,881)	0	(5)	243	9	2
PIMCO TRENDS Managed Futures Strategy Fund	0	33	0	0	0	33	2	0
PIMCO Unconstrained Bond Fund	0	644	(269)	(1)	(2)	372	5	0
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0	1,062	(372)	(15)	(25)	650	9	0
PIMCO Worldwide Long/Short Fundamental Strategy Fund	0	557	0	0	(1)	556	3	0
Totals	$0	$30,726	$(13,350)	$(161)	$(1,122)	$16,093	$418	$143

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 6, Principal Risks.

(a) Line of Credit  Consistent with its principal investment strategies, the Portfolio has entered into a secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the 1940 Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. As of December 31, 2014, the agreement comprises revolving tranches.

With respect to the revolving tranches, there is a maximum available commitment amount equal to $10,000,000. Borrowings under this agreement bear interest at a rate equal to the cost of funding.

ANNUAL REPORT	DECEMBER 31, 2014	17

Notes to Financial Statements (Cont.)

Borrowings outstanding as of December 31, 2014, are disclosed as payable for line of credit on the Statement of Assets and Liabilities. As of December 31, 2014, the Portfolio was paying an average weighted rate of interest of 1.066%. Program facility, upfront and interest fees paid by the Portfolio in relation to the borrowings are included in interest expense in the Statement of Operations. All of the Portfolio’s securities are pledged as collateral under the agreement.

The Portfolio’s borrowing activity under the agreement for the period ended December 31, 2014, was as follows (amounts in thousands):

Average Outstanding Principal	Average Available Commitment	Interest	Program Facility, Upfront and Interest Fees	Outstanding Principal as of 12/31/2014
2,959	5,880	23	5	4,700

6. PRINCIPAL RISKS

In the normal course of business, the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Underlying PIMCO Fund’s) investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio (or Underlying PIMCO Fund) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Underlying PIMCO Fund) may lose money if these changes are not anticipated by Fund management. The Portfolio (or Underlying PIMCO Fund) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Underlying PIMCO Fund) to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

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The Portfolio (or Underlying PIMCO Fund) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s (or Underlying PIMCO Fund’s) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Underlying PIMCO Fund) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Underlying PIMCO Fund) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Underlying PIMCO Fund), or, in the case of hedging positions, that the Portfolio’s (or Underlying PIMCO Fund’s) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Underlying PIMCO Fund’s) investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s (or Underlying PIMCO Fund’s) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Underlying PIMCO Fund) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the

ANNUAL REPORT	DECEMBER 31, 2014	19

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently decreases, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be- Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

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International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.20%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plans for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

ANNUAL REPORT	DECEMBER 31, 2014	21

Notes to Financial Statements (Cont.)

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2015, to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2014, the remaining recoverable amount to PIMCO was $19,741.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2015, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at December 31, 2014 was $3,559.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$29,525	$12,151

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Period from 04/30/2014-12/31/2014
	Shares	Amount

Receipts for shares sold
Institutional Class	63	$631
Administrative Class	942	9,430
Advisor Class	418	4,179
Issued as reinvestment of distributions
Institutional Class	3	24
Administrative Class	33	305
Advisor Class	16	142
Cost of shares redeemed
Institutional Class	(1)	(10)
Administrative Class	(162)	(1,596)
Advisor Class	(36)	(353)
Net increase resulting from Portfolio share transactions	1,276	$12,752

As of December 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 86% of the Portfolio. One shareholder is a related party and comprises 25% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

12. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

13. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus. If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$26	$(1,268)	$—	$—	$—	$—

(1)	Adjusted for open wash sale loss deferrals for federal income tax purposes.
(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements (Cont.)

December 31, 2014

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$17,362	$47	$(1,316)	$(1,269)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$368	$103	$—
12/31/2013	$—	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

24	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO All Asset All Authority Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO All Asset All Authority Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, and the results of its operations and its cash flows, the changes in its net assets and the financial highlights for the Administrative Class for the period April 30, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

ANNUAL REPORT	DECEMBER 31, 2014	25

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

0.96%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.52%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

26	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2014	27

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

28	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2014	29

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

30	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

ANNUAL REPORT	DECEMBER 31, 2014	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

ANNUAL REPORT	DECEMBER 31, 2014	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

34	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT04AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO All Asset All Authority Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO All Asset All Authority Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”).

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

Among the principal risks of investing in the Portfolio are allocation risk, Underlying PIMCO Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, call risk, market trading risk, limited issuance risk, municipal project-specific risk, municipal bond risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

4	PIMCO VARIABLE INSURANCE TRUST

These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the

Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s

ANNUAL REPORT	DECEMBER 31, 2014	5

Important Information About the Portfolio (Cont.)

actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset All Authority Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

PIMCO StocksPLUS® AR Short Strategy Fund	12.1%
PIMCO Emerging Local Bond Fund	7.4%
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	7.2%
PIMCO Emerging Markets Currency Fund	7.0%
PIMCO Income Fund	6.3%
Other	60.0%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Cumulative Total Return for the period ended December 31, 2014
Class Inception (04/30/2014)
PIMCO All Asset All Authority Portfolio Institutional Class	-5.57%
S&P 500 Index±	10.85%
Consumer Price Index + 650 Basis Points±±	4.25%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 2.16% for Institutional Class shares.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

±± CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$918.80	$1,021.24
Expenses Paid During Period†	$3.94	$4.15
Net Annualized Expense Ratio††	0.81%	0.81%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 7 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset All Authority Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. The Portfolio may invest in Underlying PIMCO Funds at the discretion of PIMCO and without shareholder approval.

»	The Portfolio commenced operations on April 30, 2014.

»

Allocations to U.S. long maturity bond strategies, achieved primarily through the PIMCO Long-Term Credit Fund and PIMCO Long-Term U.S. Government Fund, benefited performance as these Underlying PIMCO Funds posted positive returns during the reporting period.

»

Allocations to real estate investment trusts (“REITs”), achieved through the PIMCO RealEstateRealReturn Strategy Fund, benefited performance as this Underlying PIMCO Fund posted positive returns during the reporting period.

»

Commodities exposure, achieved through the PIMCO CommoditiesPLUS® Strategy Fund and the PIMCO CommodityRealReturn Strategy Fund®, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to local currency-denominated emerging markets bonds, achieved through the PIMCO Emerging Local Bond Fund and PIMCO Emerging Markets Currency Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to emerging markets and developed markets (excluding the U.S.) equities, primarily through the PIMCO EM Fundamental Index PLUS® AR Strategy Fund and the PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to the inverse of the S&P 500 Index, achieved through the PIMCO StocksPLUS® AR Short Strategy Fund, detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

ANNUAL REPORT	DECEMBER 31, 2014	7

Financial Highlights PIMCO All Asset All Authority Portfolio

Selected Per Share Data for the Period Ended:	04/30/2014-12/31/2014

Institutional Class
Net asset value beginning of period	$10.00
Net investment income (a)	0.64
Net realized/unrealized (loss)	(1.19)
Net (decrease) from investment operations	(0.55)
Dividends from net investment income	(0.42)
Distributions from net realized capital gains	(0.01)
Total distributions	(0.43)
Net asset value end of period	$9.02
Total return	(5.57)%
Net assets end of period (000s)	$583
Ratio of expenses to average net assets	0.81	%(b)*
Ratio of expenses to average net assets excluding waivers	1.15	%(b)*
Ratio of expenses to average net assets excluding interest expense	0.37	%*
Ratio of expenses to average net assets excluding interest expense and waivers	0.71	%*
Ratio of net investment income to average net assets	9.79	%*
Portfolio turnover rate	117%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets includes line of credit expenses

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Assets and Liabilities PIMCO All Asset All Authority Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in Affiliates	$16,093
Cash	674
Receivable for investments in Affiliates sold	197
Receivable for Portfolio shares sold	3
Dividends receivable from Affiliates	26
Reimbursement receivable from PIMCO	1
16,994

Liabilities:
Borrowings & Other Financing Transactions
Payable for line of credit	$4,703
Payable for investments in Affiliates purchased	775
Payable for Portfolio shares redeemed	1
Accrued investment advisory fees	2
Accrued supervisory and administrative fees	2
Accrued distribution fees	2
5,485

Net Assets	$11,509

Net Assets Consist of:
Paid in capital	$12,752
Accumulated undistributed net realized (loss)	(121)
Net unrealized (depreciation)	(1,122)
$11,509

Net Assets:
Institutional Class	$583
Administrative Class	7,338
Advisor Class	3,588

Shares Issued and Outstanding:
Institutional Class	65
Administrative Class	813
Advisor Class	398

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$9.02
Administrative Class	9.02
Advisor Class	9.01

Cost of Investments in Affiliates	$17,215

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statement of Operations PIMCO All Asset All Authority Portfolio

(Amounts in thousands)	Period from April 30, 2014 to December 31, 2014

Investment Income:
Dividends from Investments in Affiliates	$418
Total Income	418

Expenses:
Investment advisory fees	10
Supervisory and administrative fees	13
Servicing fees - Administrative Class	6
Distribution and/or servicing fees - Advisor Class	3
Interest expense	22
Organization expense	20
Total Expenses	74
Waiver and/or Reimbursement by PIMCO	(24)
Net Expenses	50

Net Investment Income	368

Net Realized (Loss):
Investments in Affiliates	(161)
Net capital gain distributions received from Affiliate investments	143
Net Realized (Loss)	(18)

Net Change in Unrealized (Depreciation):
Investments in Affiliates	(1,122)
Net Change in Unrealized (Depreciation)	(1,122)
Net (Loss)	(1,140)

Net (Decrease) in Net Assets Resulting from Operations	$(772)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Changes in Net Assets PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)	Period from April 30, 2014 to December 31, 2014

Increase in Net Assets from:

Operations:
Net investment income	$368
Net realized (loss)	(18)
Net change in unrealized (depreciation)	(1,122)
Net (decrease) in net assets resulting from operations	(772)

Distributions to Shareholders:
From net investment income
Institutional Class	(24)
Administrative Class	(301)
Advisor Class	(140)
From net realized capital gains
Institutional Class	(0)
Administrative Class	(4)
Advisor Class	(2)

Total Distributions	(471)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	12,752

Total Increase in Net Assets	11,509

Net Assets:
Beginning of period	4,323
End of period*	$11,509

* Including undistributed (overdistributed) net investment income of:	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 11 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Statement of Cash Flows PIMCO All Asset All Authority Portfolio

(Amounts in thousands)	Period from April 30, 2014 to December 31, 2014

Cash flows (used for) operating activities:

Net (decrease) in net assets resulting from operations	$(772)

Adjustments to reconcile net (decrease) in net assets from operations to net cash (used for) operating activities:
Purchases of long-term securities	(29,525)
Proceeds from sales of long-term securities	12,292
(Increase) in receivable for investments in Affiliates sold	(197)
(Increase) in dividends receivable from Affiliates	(26)
(Increase) in reimbursement receivable from PIMCO	(1)
Increase in payable for investments in Affiliates purchased	775
Increase in accrued investment advisory fees	2
Increase in accrued supervisory and administrative fees	2
Increase in accrued distribution fee	2
Net Realized (Gain) Loss
Investments in Affiliates	161
Net capital gain distributions received from Affiliate investments	(143)
Net Change in Unrealized Depreciation
Investments in Affiliates	1,122
Net cash (used for) operating activities	(16,308)

Cash flows received from financing activities:
Proceeds from shares sold	14,237
Payments on shares redeemed	(1,958)
Cash dividend paid*	0
Net borrowing of line of credit	4,703
Net cash received from financing activities	16,982

Net Increase in Cash	674

Cash:
Beginning of period	0
End of period	$674

* Reinvestment of dividends	$471

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$19

12	PIMCO VARIABLE INSURANCE TRUST

Schedule of Investments PIMCO All Asset All Authority Portfolio

December 31, 2014

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 139.8%

MUTUAL FUNDS (a) 139.8%
PIMCO CommoditiesPLUS® Strategy Fund	67,400	$518
PIMCO CommodityRealReturn Strategy Fund®	80,796	362
PIMCO Credit Absolute Return Fund	12,464	124
PIMCO Diversified Income Fund	853	9
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	75,033	715
PIMCO Emerging Local Bond Fund	142,825	1,188
PIMCO Emerging Markets Bond Fund	15,493	157
PIMCO Emerging Markets Corporate Bond Fund	5,834	62
PIMCO Emerging Markets Currency Fund	122,516	1,134
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	119,536	1,163
PIMCO EqS Pathfinder Fund®	13,396	124
PIMCO EqS® Emerging Markets Fund	14	0
PIMCO EqS® Long/Short Fund	5,836	68
PIMCO Floating Income Fund	1,303	11
PIMCO Foreign Bond Fund (Unhedged)	4,051	40
PIMCO Fundamental Advantage Absolute Return Strategy Fund	181,730	667

	SHARES	MARKET VALUE (000S)
PIMCO Fundamental IndexPLUS® AR Fund	10,847	$72
PIMCO Global Advantage® Strategy Bond Fund	333	4
PIMCO High Yield Fund	40,321	368
PIMCO High Yield Spectrum Fund	45,306	455
PIMCO Income Fund	82,423	1,016
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	39,283	345
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	72,391	704
PIMCO Investment Grade Corporate Bond Fund	21,154	223
PIMCO Long Duration Total Return Fund	14,395	173
PIMCO Long-Term Credit Fund	12,022	155
PIMCO Long-Term U.S. Government Fund	35,092	391
PIMCO Low Duration Fund	9,932	100
PIMCO Low Volatility RAFI®-PLUS AR Fund	33,553	365
PIMCO Mortgage Opportunities Fund	8,116	90
PIMCO Real Return Asset Fund	16,999	142
PIMCO Real Return Fund	20,726	226
PIMCO RealEstateRealReturn Strategy Fund	92,539	363
PIMCO Senior Floating Rate Fund	67,663	677
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	7,130	87

	SHARES	MARKET VALUE (000S)
PIMCO StocksPLUS® AR Short Strategy Fund	811,701	$1,940
PIMCO Total Return Fund	22,811	243
PIMCO TRENDS Managed Futures Strategy Fund	2,983	33
PIMCO Unconstrained Bond Fund	33,318	372
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	68,108	650
PIMCO Worldwide Long/Short Fundamental Strategy Fund	57,217	556

Total Mutual Funds (Cost $17,214)		16,092

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio	51	1

Total Short-Term Instruments (Cost $1)		1

Total Investments in Affiliates (Cost $17,215)		16,093

Total Investments 139.8% (Cost $17,215)		$16,093

Other Assets and Liabilities, net (39.8%)		(4,584)

Net Assets 100.0%		$11,509

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Affiliates, at Value
Mutual Funds	$16,092	$0	$0	$16,092
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1	0	0	1

Total Investments	$16,093	$0	$0	$16,093

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Notes to Financial Statements

1. ORGANIZATION

The PIMCO All Asset All Authority Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest substantially all of their assets in Institutional Class, or as applicable, Class M shares of any funds of the Trust or PIMCO Equity Series, except other fund of funds, or shares of any actively-managed funds of the PIMCO ETF Trust (the “Underlying PIMCO Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s investments in the Short Strategy Underlying PIMCO Funds which seek to gain a negative exposure to an asset class such as equities or commodities, normally will not exceed 20% of its total assets. The Portfolio’s combined investments in the Domestic Equity- Related Underlying PIMCO Funds will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in Inflation- Related Underlying PIMCO Funds, which seek to gain exposure to an asset class such as U.S. Treasury Inflation-Protected Securities (“TIPS”), commodities, or real estate, normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time. The Portfolio is nondiversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Income or short-term capital gain distributions received from Underlying PIMCO Funds are recorded as dividend income. Long-term capital gain distributions received from Underlying PIMCO Funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, short sale transactions or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in

ANNUAL REPORT	DECEMBER 31, 2014	15

Notes to Financial Statements (Cont.)

markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S.

GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$0	$805	$(109)	$(20)	$(158)	$518	$20	$0
PIMCO CommodityRealReturn Strategy Fund®	0	477	(27)	(5)	(83)	362	1	0
PIMCO Credit Absolute Return Fund	0	235	(105)	1	(7)	124	6	1
PIMCO Diversified Income Fund	0	135	(126)	1	(1)	9	2	0
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0	822	(51)	(7)	(49)	715	1	0
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	0	1,534	(243)	(25)	(103)	1,163	28	1

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Underlying PIMCO Funds	Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Emerging Local Bond Fund	$0	$1,448	$(116)	$(8)	$(136)	$1,188	$25	$0
PIMCO Emerging Markets Bond Fund	0	264	(98)	1	(10)	157	6	1
PIMCO Emerging Markets Corporate Bond Fund	0	150	(86)	1	(3)	62	1	0
PIMCO Emerging Markets Currency Fund	0	1,328	(89)	(7)	(98)	1,134	10	0
PIMCO EqS Pathfinder Fund®	0	156	0	0	(32)	124	6	22
PIMCO EqS® Long/Short Fund	0	68	0	0	0	68	0	0
PIMCO Floating Income Fund	0	69	(57)	0	(1)	11	1	0
PIMCO Foreign Bond Fund (Unhedged)	0	43	0	0	(3)	40	0	0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0	1,193	(475)	(18)	(33)	667	35	0
PIMCO Fundamental IndexPLUS® AR Fund	0	78	0	0	(6)	72	4	5
PIMCO Global Advantage® Strategy Bond Fund	0	38	(34)	0	0	4	0	0
PIMCO High Yield Fund	0	586	(201)	(3)	(14)	368	7	8
PIMCO High Yield Spectrum Fund	0	521	(34)	0	(32)	455	12	15
PIMCO Income Fund	0	1,190	(154)	(1)	(19)	1,016	31	2
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0	574	(105)	(33)	(91)	345	8	84
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	0	854	(96)	(7)	(47)	704	25	0
PIMCO Investment Grade Corporate Bond Fund	0	391	(166)	0	(2)	223	6	1
PIMCO Long Duration Total Return Fund	0	275	(110)	1	7	173	4	0
PIMCO Long-Term Credit Fund	0	160	(10)	0	5	155	7	0
PIMCO Long-Term U.S. Government Fund	0	702	(355)	9	35	391	6	0
PIMCO Low Duration Fund	0	5,468	(5,360)	(7)	(1)	100	6	0
PIMCO Low Volatility RAFI®-PLUS AR Fund	0	389	(24)	0	0	365	18	0
PIMCO Mortgage Opportunities Fund	0	92	(2)	0	0	90	1	0
PIMCO Real Return Asset Fund	0	182	(37)	(1)	(2)	142	1	0
PIMCO Real Return Fund	0	258	(19)	(1)	(12)	226	6	0
PIMCO RealEstateRealReturn Strategy Fund	0	504	(92)	1	(50)	363	83	0
PIMCO Senior Floating Rate Fund	0	773	(87)	0	(9)	677	10	1
PIMCO Short-Term Floating NAV Portfolio	0	1,201	(1,200)	0	0	1	0	0
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0	86	0	0	1	87	5	0
PIMCO StocksPLUS® AR Short Strategy Fund	0	2,252	(160)	(17)	(135)	1,940	8	0
PIMCO Total Return Fund	0	3,129	(2,881)	0	(5)	243	9	2
PIMCO TRENDS Managed Futures Strategy Fund	0	33	0	0	0	33	2	0
PIMCO Unconstrained Bond Fund	0	644	(269)	(1)	(2)	372	5	0
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0	1,062	(372)	(15)	(25)	650	9	0
PIMCO Worldwide Long/Short Fundamental Strategy Fund	0	557	0	0	(1)	556	3	0
Totals	$0	$30,726	$(13,350)	$(161)	$(1,122)	$16,093	$418	$143

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 6, Principal Risks.

(a) Line of Credit  Consistent with its principal investment strategies, the Portfolio has entered into a secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the 1940 Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. As of December 31, 2014, the agreement comprises revolving tranches.

With respect to the revolving tranches, there is a maximum available commitment amount equal to $10,000,000. Borrowings under this agreement bear interest at a rate equal to the cost of funding.

ANNUAL REPORT	DECEMBER 31, 2014	17

Notes to Financial Statements (Cont.)

Borrowings outstanding as of December 31, 2014, are disclosed as payable for line of credit on the Statement of Assets and Liabilities. As of December 31, 2014, the Portfolio was paying an average weighted rate of interest of 1.066%. Program facility, upfront and interest fees paid by the Portfolio in relation to the borrowings are included in interest expense in the Statement of Operations. All of the Portfolio’s securities are pledged as collateral under the agreement.

The Portfolio’s borrowing activity under the agreement for the period ended December 31, 2014, was as follows (amounts in thousands):

Average Outstanding Principal	Average Available Commitment	Interest	Program Facility, Upfront and Interest Fees	Outstanding Principal as of 12/31/2014
2,959	5,880	23	5	4,700

6. PRINCIPAL RISKS

In the normal course of business, the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Underlying PIMCO Fund’s) investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio (or Underlying PIMCO Fund) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Underlying PIMCO Fund) may lose money if these changes are not anticipated by Fund management. The Portfolio (or Underlying PIMCO Fund) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Underlying PIMCO Fund) to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

18	PIMCO VARIABLE INSURANCE TRUST

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The Portfolio (or Underlying PIMCO Fund) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s (or Underlying PIMCO Fund’s) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Underlying PIMCO Fund) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Underlying PIMCO Fund) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Underlying PIMCO Fund), or, in the case of hedging positions, that the Portfolio’s (or Underlying PIMCO Fund’s) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Underlying PIMCO Fund’s) investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s (or Underlying PIMCO Fund’s) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Underlying PIMCO Fund) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the

ANNUAL REPORT	DECEMBER 31, 2014	19

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently decreases, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be- Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.20%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plans for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

ANNUAL REPORT	DECEMBER 31, 2014	21

Notes to Financial Statements (Cont.)

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2015, to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2014, the remaining recoverable amount to PIMCO was $19,741.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2015, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at December 31, 2014 was $3,559.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$29,525	$12,151

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Period from 04/30/2014-12/31/2014
	Shares	Amount

Receipts for shares sold
Institutional Class	63	$631
Administrative Class	942	9,430
Advisor Class	418	4,179
Issued as reinvestment of distributions
Institutional Class	3	24
Administrative Class	33	305
Advisor Class	16	142
Cost of shares redeemed
Institutional Class	(1)	(10)
Administrative Class	(162)	(1,596)
Advisor Class	(36)	(353)
Net increase resulting from Portfolio share transactions	1,276	$12,752

As of December 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 86% of the Portfolio. One shareholder is a related party and comprises 25% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

12. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

13. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus. If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$26	$(1,268)	$—	$—	$—	$—

(1)	Adjusted for open wash sale loss deferrals for federal income tax purposes.
(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements (Cont.)

December 31, 2014

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$17,362	$47	$(1,316)	$(1,269)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$368	$103	$—
12/31/2013	$—	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

24	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO All Asset All Authority Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO All Asset All Authority Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, and the results of its operations and its cash flows, the changes in its net assets and the financial highlights for the Institutional Class for the period April 30, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

ANNUAL REPORT	DECEMBER 31, 2014	25

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

0.96%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.52%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

26	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2014	27

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

28	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2014	29

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

30	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

ANNUAL REPORT	DECEMBER 31, 2014	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

ANNUAL REPORT	DECEMBER 31, 2014	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

34	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT02AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO All Asset All Authority Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO All Asset All Authority Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”).

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

Among the principal risks of investing in the Portfolio are allocation risk, Underlying PIMCO Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, call risk, market trading risk, limited issuance risk, municipal project-specific risk, municipal bond risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

4	PIMCO VARIABLE INSURANCE TRUST

These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the

Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s

ANNUAL REPORT	DECEMBER 31, 2014	5

Important Information About the Portfolio (Cont.)

actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset All Authority Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

PIMCO StocksPLUS® AR Short Strategy Fund	12.1%
PIMCO Emerging Local Bond Fund	7.4%
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	7.2%
PIMCO Emerging Markets Currency Fund	7.0%
PIMCO Income Fund	6.3%
Other	60.0%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Cumulative Total Return for the period ended December 31, 2014
Class Inception (04/30/2014)
PIMCO All Asset All Authority Portfolio Advisor Class	-5.76%
S&P 500 Index±	10.85%
Consumer Price Index + 650 Basis Points±±	4.25%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 2.41% for Advisor Class shares.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

±± CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$917.70	$1,019.97
Expenses Paid During Period†	$5.15	$5.43
Net Annualized Expense Ratio††	1.06%	1.06%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 7 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset All Authority Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. The Portfolio may invest in Underlying PIMCO Funds at the discretion of PIMCO and without shareholder approval.

»	The Portfolio commenced operations on April 30, 2014.

»

Allocations to U.S. long maturity bond strategies, achieved primarily through the PIMCO Long-Term Credit Fund and PIMCO Long-Term U.S. Government Fund, benefited performance as these Underlying PIMCO Funds posted positive returns during the reporting period.

»

Allocations to real estate investment trusts (“REITs”), achieved through the PIMCO RealEstateRealReturn Strategy Fund, benefited performance as this Underlying PIMCO Fund posted positive returns during the reporting period.

»

Commodities exposure, achieved through the PIMCO CommoditiesPLUS® Strategy Fund and the PIMCO CommodityRealReturn Strategy Fund®, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to local currency-denominated emerging markets bonds, achieved through the PIMCO Emerging Local Bond Fund and PIMCO Emerging Markets Currency Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to emerging markets and developed markets (excluding the U.S.) equities, primarily through the PIMCO EM Fundamental Index PLUS® AR Strategy Fund and the PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to the inverse of the S&P 500 Index, achieved through the PIMCO StocksPLUS® AR Short Strategy Fund, detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

ANNUAL REPORT	DECEMBER 31, 2014	7

Financial Highlights PIMCO All Asset All Authority Portfolio

Selected Per Share Data for the Period Ended:	04/30/2014-12/31/2014

Advisor Class
Net asset value beginning of period	$10.00
Net investment income (a)	0.56
Net realized/unrealized (loss)	(1.13)
Net (decrease) from investment operations	(0.57)
Dividends from net investment income	(0.41)
Distributions from net realized capital gains	(0.01)
Total distributions	(0.42)
Net asset value end of period	$9.01
Total return	(5.76)%
Net assets end of period (000s)	$3,588
Ratio of expenses to average net assets	1.06	%(b)*
Ratio of expenses to average net assets excluding waivers	1.40	%(b)*
Ratio of expenses to average net assets excluding interest expense	0.62	%*
Ratio of expenses to average net assets excluding interest expense and waivers	0.96	%*
Ratio of net investment income to average net assets	8.48	%*
Portfolio turnover rate	117%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets includes line of credit expenses

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Assets and Liabilities PIMCO All Asset All Authority Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in Affiliates	$16,093
Cash	674
Receivable for investments in Affiliates sold	197
Receivable for Portfolio shares sold	3
Dividends receivable from Affiliates	26
Reimbursement receivable from PIMCO	1
16,994

Liabilities:
Borrowings & Other Financing Transactions
Payable for line of credit	$4,703
Payable for investments in Affiliates purchased	775
Payable for Portfolio shares redeemed	1
Accrued investment advisory fees	2
Accrued supervisory and administrative fees	2
Accrued distribution fees	2
5,485

Net Assets	$11,509

Net Assets Consist of:
Paid in capital	$12,752
Accumulated undistributed net realized (loss)	(121)
Net unrealized (depreciation)	(1,122)
$11,509

Net Assets:
Institutional Class	$583
Administrative Class	7,338
Advisor Class	3,588

Shares Issued and Outstanding:
Institutional Class	65
Administrative Class	813
Advisor Class	398

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$9.02
Administrative Class	9.02
Advisor Class	9.01

Cost of Investments in Affiliates	$17,215

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statement of Operations PIMCO All Asset All Authority Portfolio

(Amounts in thousands)	Period from April 30, 2014 to December 31, 2014

Investment Income:
Dividends from Investments in Affiliates	$418
Total Income	418

Expenses:
Investment advisory fees	10
Supervisory and administrative fees	13
Servicing fees - Administrative Class	6
Distribution and/or servicing fees - Advisor Class	3
Interest expense	22
Organization expense	20
Total Expenses	74
Waiver and/or Reimbursement by PIMCO	(24)
Net Expenses	50

Net Investment Income	368

Net Realized (Loss):
Investments in Affiliates	(161)
Net capital gain distributions received from Affiliate investments	143
Net Realized (Loss)	(18)

Net Change in Unrealized (Depreciation):
Investments in Affiliates	(1,122)
Net Change in Unrealized (Depreciation)	(1,122)
Net (Loss)	(1,140)

Net (Decrease) in Net Assets Resulting from Operations	$(772)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Changes in Net Assets PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)	Period from April 30, 2014 to December 31, 2014

Increase in Net Assets from:

Operations:
Net investment income	$368
Net realized (loss)	(18)
Net change in unrealized (depreciation)	(1,122)
Net (decrease) in net assets resulting from operations	(772)

Distributions to Shareholders:
From net investment income
Institutional Class	(24)
Administrative Class	(301)
Advisor Class	(140)
From net realized capital gains
Institutional Class	(0)
Administrative Class	(4)
Advisor Class	(2)

Total Distributions	(471)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	12,752

Total Increase in Net Assets	11,509

Net Assets:
Beginning of period	4,323
End of period*	$11,509

* Including undistributed (overdistributed) net investment income of:	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 11 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Statement of Cash Flows PIMCO All Asset All Authority Portfolio

(Amounts in thousands)	Period from April 30, 2014 to December 31, 2014

Cash flows (used for) operating activities:

Net (decrease) in net assets resulting from operations	$(772)

Adjustments to reconcile net (decrease) in net assets from operations to net cash (used for) operating activities:
Purchases of long-term securities	(29,525)
Proceeds from sales of long-term securities	12,292
(Increase) in receivable for investments in Affiliates sold	(197)
(Increase) in dividends receivable from Affiliates	(26)
(Increase) in reimbursement receivable from PIMCO	(1)
Increase in payable for investments in Affiliates purchased	775
Increase in accrued investment advisory fees	2
Increase in accrued supervisory and administrative fees	2
Increase in accrued distribution fee	2
Net Realized (Gain) Loss
Investments in Affiliates	161
Net capital gain distributions received from Affiliate investments	(143)
Net Change in Unrealized Depreciation
Investments in Affiliates	1,122
Net cash (used for) operating activities	(16,308)

Cash flows received from financing activities:
Proceeds from shares sold	14,237
Payments on shares redeemed	(1,958)
Cash dividend paid*	0
Net borrowing of line of credit	4,703
Net cash received from financing activities	16,982

Net Increase in Cash	674

Cash:
Beginning of period	0
End of period	$674

* Reinvestment of dividends	$471

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$19

12	PIMCO VARIABLE INSURANCE TRUST

Schedule of Investments PIMCO All Asset All Authority Portfolio

December 31, 2014

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 139.8%

MUTUAL FUNDS (a) 139.8%
PIMCO CommoditiesPLUS® Strategy Fund	67,400	$518
PIMCO CommodityRealReturn Strategy Fund®	80,796	362
PIMCO Credit Absolute Return Fund	12,464	124
PIMCO Diversified Income Fund	853	9
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	75,033	715
PIMCO Emerging Local Bond Fund	142,825	1,188
PIMCO Emerging Markets Bond Fund	15,493	157
PIMCO Emerging Markets Corporate Bond Fund	5,834	62
PIMCO Emerging Markets Currency Fund	122,516	1,134
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	119,536	1,163
PIMCO EqS Pathfinder Fund®	13,396	124
PIMCO EqS® Emerging Markets Fund	14	0
PIMCO EqS® Long/Short Fund	5,836	68
PIMCO Floating Income Fund	1,303	11
PIMCO Foreign Bond Fund (Unhedged)	4,051	40
PIMCO Fundamental Advantage Absolute Return Strategy Fund	181,730	667

	SHARES	MARKET VALUE (000S)
PIMCO Fundamental IndexPLUS® AR Fund	10,847	$72
PIMCO Global Advantage® Strategy Bond Fund	333	4
PIMCO High Yield Fund	40,321	368
PIMCO High Yield Spectrum Fund	45,306	455
PIMCO Income Fund	82,423	1,016
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	39,283	345
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	72,391	704
PIMCO Investment Grade Corporate Bond Fund	21,154	223
PIMCO Long Duration Total Return Fund	14,395	173
PIMCO Long-Term Credit Fund	12,022	155
PIMCO Long-Term U.S. Government Fund	35,092	391
PIMCO Low Duration Fund	9,932	100
PIMCO Low Volatility RAFI®-PLUS AR Fund	33,553	365
PIMCO Mortgage Opportunities Fund	8,116	90
PIMCO Real Return Asset Fund	16,999	142
PIMCO Real Return Fund	20,726	226
PIMCO RealEstateRealReturn Strategy Fund	92,539	363
PIMCO Senior Floating Rate Fund	67,663	677
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	7,130	87

	SHARES	MARKET VALUE (000S)
PIMCO StocksPLUS® AR Short Strategy Fund	811,701	$1,940
PIMCO Total Return Fund	22,811	243
PIMCO TRENDS Managed Futures Strategy Fund	2,983	33
PIMCO Unconstrained Bond Fund	33,318	372
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	68,108	650
PIMCO Worldwide Long/Short Fundamental Strategy Fund	57,217	556

Total Mutual Funds (Cost $17,214)		16,092

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio	51	1

Total Short-Term Instruments (Cost $1)		1

Total Investments in Affiliates (Cost $17,215)		16,093

Total Investments 139.8% (Cost $17,215)		$16,093

Other Assets and Liabilities, net (39.8%)		(4,584)

Net Assets 100.0%		$11,509

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Affiliates, at Value
Mutual Funds	$16,092	$0	$0	$16,092
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1	0	0	1

Total Investments	$16,093	$0	$0	$16,093

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Notes to Financial Statements

1. ORGANIZATION

The PIMCO All Asset All Authority Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest substantially all of their assets in Institutional Class, or as applicable, Class M shares of any funds of the Trust or PIMCO Equity Series, except other fund of funds, or shares of any actively-managed funds of the PIMCO ETF Trust (the “Underlying PIMCO Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s investments in the Short Strategy Underlying PIMCO Funds which seek to gain a negative exposure to an asset class such as equities or commodities, normally will not exceed 20% of its total assets. The Portfolio’s combined investments in the Domestic Equity- Related Underlying PIMCO Funds will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in Inflation- Related Underlying PIMCO Funds, which seek to gain exposure to an asset class such as U.S. Treasury Inflation-Protected Securities (“TIPS”), commodities, or real estate, normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time. The Portfolio is nondiversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Income or short-term capital gain distributions received from Underlying PIMCO Funds are recorded as dividend income. Long-term capital gain distributions received from Underlying PIMCO Funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, short sale transactions or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in

ANNUAL REPORT	DECEMBER 31, 2014	15

Notes to Financial Statements (Cont.)

markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S.

GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$0	$805	$(109)	$(20)	$(158)	$518	$20	$0
PIMCO CommodityRealReturn Strategy Fund®	0	477	(27)	(5)	(83)	362	1	0
PIMCO Credit Absolute Return Fund	0	235	(105)	1	(7)	124	6	1
PIMCO Diversified Income Fund	0	135	(126)	1	(1)	9	2	0
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0	822	(51)	(7)	(49)	715	1	0
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	0	1,534	(243)	(25)	(103)	1,163	28	1

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Underlying PIMCO Funds	Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Emerging Local Bond Fund	$0	$1,448	$(116)	$(8)	$(136)	$1,188	$25	$0
PIMCO Emerging Markets Bond Fund	0	264	(98)	1	(10)	157	6	1
PIMCO Emerging Markets Corporate Bond Fund	0	150	(86)	1	(3)	62	1	0
PIMCO Emerging Markets Currency Fund	0	1,328	(89)	(7)	(98)	1,134	10	0
PIMCO EqS Pathfinder Fund®	0	156	0	0	(32)	124	6	22
PIMCO EqS® Long/Short Fund	0	68	0	0	0	68	0	0
PIMCO Floating Income Fund	0	69	(57)	0	(1)	11	1	0
PIMCO Foreign Bond Fund (Unhedged)	0	43	0	0	(3)	40	0	0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0	1,193	(475)	(18)	(33)	667	35	0
PIMCO Fundamental IndexPLUS® AR Fund	0	78	0	0	(6)	72	4	5
PIMCO Global Advantage® Strategy Bond Fund	0	38	(34)	0	0	4	0	0
PIMCO High Yield Fund	0	586	(201)	(3)	(14)	368	7	8
PIMCO High Yield Spectrum Fund	0	521	(34)	0	(32)	455	12	15
PIMCO Income Fund	0	1,190	(154)	(1)	(19)	1,016	31	2
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0	574	(105)	(33)	(91)	345	8	84
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	0	854	(96)	(7)	(47)	704	25	0
PIMCO Investment Grade Corporate Bond Fund	0	391	(166)	0	(2)	223	6	1
PIMCO Long Duration Total Return Fund	0	275	(110)	1	7	173	4	0
PIMCO Long-Term Credit Fund	0	160	(10)	0	5	155	7	0
PIMCO Long-Term U.S. Government Fund	0	702	(355)	9	35	391	6	0
PIMCO Low Duration Fund	0	5,468	(5,360)	(7)	(1)	100	6	0
PIMCO Low Volatility RAFI®-PLUS AR Fund	0	389	(24)	0	0	365	18	0
PIMCO Mortgage Opportunities Fund	0	92	(2)	0	0	90	1	0
PIMCO Real Return Asset Fund	0	182	(37)	(1)	(2)	142	1	0
PIMCO Real Return Fund	0	258	(19)	(1)	(12)	226	6	0
PIMCO RealEstateRealReturn Strategy Fund	0	504	(92)	1	(50)	363	83	0
PIMCO Senior Floating Rate Fund	0	773	(87)	0	(9)	677	10	1
PIMCO Short-Term Floating NAV Portfolio	0	1,201	(1,200)	0	0	1	0	0
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0	86	0	0	1	87	5	0
PIMCO StocksPLUS® AR Short Strategy Fund	0	2,252	(160)	(17)	(135)	1,940	8	0
PIMCO Total Return Fund	0	3,129	(2,881)	0	(5)	243	9	2
PIMCO TRENDS Managed Futures Strategy Fund	0	33	0	0	0	33	2	0
PIMCO Unconstrained Bond Fund	0	644	(269)	(1)	(2)	372	5	0
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0	1,062	(372)	(15)	(25)	650	9	0
PIMCO Worldwide Long/Short Fundamental Strategy Fund	0	557	0	0	(1)	556	3	0
Totals	$0	$30,726	$(13,350)	$(161)	$(1,122)	$16,093	$418	$143

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 6, Principal Risks.

(a) Line of Credit  Consistent with its principal investment strategies, the Portfolio has entered into a secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the 1940 Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. As of December 31, 2014, the agreement comprises revolving tranches.

With respect to the revolving tranches, there is a maximum available commitment amount equal to $10,000,000. Borrowings under this agreement bear interest at a rate equal to the cost of funding.

ANNUAL REPORT	DECEMBER 31, 2014	17

Notes to Financial Statements (Cont.)

Borrowings outstanding as of December 31, 2014, are disclosed as payable for line of credit on the Statement of Assets and Liabilities. As of December 31, 2014, the Portfolio was paying an average weighted rate of interest of 1.066%. Program facility, upfront and interest fees paid by the Portfolio in relation to the borrowings are included in interest expense in the Statement of Operations. All of the Portfolio’s securities are pledged as collateral under the agreement.

The Portfolio’s borrowing activity under the agreement for the period ended December 31, 2014, was as follows (amounts in thousands):

Average Outstanding Principal	Average Available Commitment	Interest	Program Facility, Upfront and Interest Fees	Outstanding Principal as of 12/31/2014
2,959	5,880	23	5	4,700

6. PRINCIPAL RISKS

In the normal course of business, the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Underlying PIMCO Fund’s) investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio (or Underlying PIMCO Fund) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Underlying PIMCO Fund) may lose money if these changes are not anticipated by Fund management. The Portfolio (or Underlying PIMCO Fund) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Underlying PIMCO Fund) to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

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The Portfolio (or Underlying PIMCO Fund) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s (or Underlying PIMCO Fund’s) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Underlying PIMCO Fund) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Underlying PIMCO Fund) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Underlying PIMCO Fund), or, in the case of hedging positions, that the Portfolio’s (or Underlying PIMCO Fund’s) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Underlying PIMCO Fund’s) investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s (or Underlying PIMCO Fund’s) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Underlying PIMCO Fund) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the

ANNUAL REPORT	DECEMBER 31, 2014	19

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently decreases, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be- Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

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International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.20%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plans for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

ANNUAL REPORT	DECEMBER 31, 2014	21

Notes to Financial Statements (Cont.)

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2015, to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2014, the remaining recoverable amount to PIMCO was $19,741.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2015, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at December 31, 2014 was $3,559.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$29,525	$12,151

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Period from 04/30/2014-12/31/2014
	Shares	Amount

Receipts for shares sold
Institutional Class	63	$631
Administrative Class	942	9,430
Advisor Class	418	4,179
Issued as reinvestment of distributions
Institutional Class	3	24
Administrative Class	33	305
Advisor Class	16	142
Cost of shares redeemed
Institutional Class	(1)	(10)
Administrative Class	(162)	(1,596)
Advisor Class	(36)	(353)
Net increase resulting from Portfolio share transactions	1,276	$12,752

As of December 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 86% of the Portfolio. One shareholder is a related party and comprises 25% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

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December 31, 2014

12. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

13. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus. If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$26	$(1,268)	$—	$—	$—	$—

(1)	Adjusted for open wash sale loss deferrals for federal income tax purposes.
(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements (Cont.)

December 31, 2014

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$17,362	$47	$(1,316)	$(1,269)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$368	$103	$—
12/31/2013	$—	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

24	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO All Asset All Authority Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO All Asset All Authority Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, and the results of its operations and its cash flows, the changes in its net assets and the financial highlights for the Advisor Class for the period April 30, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

ANNUAL REPORT	DECEMBER 31, 2014	25

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

0.96%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.52%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

26	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2014	27

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

28	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2014	29

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

30	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

ANNUAL REPORT	DECEMBER 31, 2014	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

ANNUAL REPORT	DECEMBER 31, 2014	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

34	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT06AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO CommodityRealReturn® Strategy Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, tax risk, subsidiary risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Return chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You

ANNUAL REPORT	DECEMBER 31, 2014	5

Important Information About the Portfolio (Cont.)

may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	60.4%
Short-Term Instruments‡	16.1%
Sovereign Issues	8.9%
Corporate Bonds & Notes	5.1%
Mortgage-Backed Securities	3.4%
Other	6.1%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	10 Years	Class Inception (06/30/2004)
PIMCO CommodityRealReturn® Strategy Portfolio Administrative Class	-18.42%	-3.33%	-0.46%	0.16%
Bloomberg Commodity Index Total Return±	-17.01%	-5.53%	-1.86%	-1.59%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.09% for Administrative Class shares.

± Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index. Prior to June 30, 2014, the Fund’s primary benchmark was named Dow Jones-UBS Commodity Index Total Return.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$741.30	$1,020.58
Expenses Paid During Period†	$4.15	$4.81
Net Annualized Expense Ratio††	0.94%	0.94%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

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The PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities. Commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

»	Exposure to commodities detracted from absolute returns as commodity prices generally declined over the reporting period.

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The Portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral for the commodities exposure, benefited relative performance as U.S. TIPS outperformed the assumed U.S. Treasury Bill collateral rate embedded in the Bloomberg Commodity Index Total Return.

»	Exposure to Australian real duration (or sensitivity to changes in real interest rates) benefited relative performance as Australian real yields declined over the reporting period.

»	Exposure to Italian real duration benefited relative performance as Italian real yields declined over the reporting period.

»	Underweight exposure to the two- to three-year portion of the real yield curve benefited relative performance as two- to three-year real yields rose over the reporting period.

»	Short exposure to longer-maturity nominal U.S. interest rates detracted from relative performance as nominal yields declined in the U.S. over the reporting period.

»	Short exposure to longer-maturity nominal European interest rates detracted from relative performance as interest rates declined in this region over the reporting period.

ANNUAL REPORT	DECEMBER 31, 2014	7

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year	$5.98	$7.13	$7.20	$9.01	$8.60
Net investment income (a)	0.06	0.03	0.14	0.13	0.11
Net realized/unrealized gain (loss)	(1.16)	(1.07)	0.24	(0.71)	1.72
Net increase (decrease) from investment operations	(1.10)	(1.04)	0.38	(0.58)	1.83
Dividends from net investment income	(0.02)	(0.11)	(0.20)	(1.23)	(1.27)
Distributions from net realized capital gains	0.00	0.00	(0.25)	0.00	(0.15)
Total distributions	(0.02)	(0.11)	(0.45)	(1.23)	(1.42)
Net asset value end of year	$4.86	$5.98	$7.13	$7.20	$9.01
Total return	(18.42)%	(14.70)%	5.39%	(7.56)%	24.52%
Net assets end of year (000s)	$302,303	$487,230	$572,477	$571,808	$576,251
Ratio of expenses to average net assets	0.93%	0.97%	1.00%	0.91%	0.93%
Ratio of expenses to average net assets excluding waivers	1.06%	1.09%	1.14%	1.05%	1.05%
Ratio of expenses to average net assets excluding interest expense	0.89%	0.89%	0.89%	0.89%	0.89%
Ratio of expenses to average net assets excluding interest expense and waivers	1.02%	1.01%	1.03%	1.03%	1.01%
Ratio of net investment income to average net assets	0.94%	0.54%	1.93%	1.51%	1.32%
Portfolio turnover rate	151%	57%	77%	523%	536%

(a)	Per share amounts based on average number of shares outstanding during the year.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$699,165
Investments in Affiliates	1,549
Financial Derivative Instruments
Exchange-traded or centrally cleared	485
Over the counter	4,839
Cash	82
Deposits with counterparty	1,893
Foreign currency, at value	518
Receivable for investments sold	173,347
Receivable for Portfolio shares sold	2,997
Interest and dividends receivable	2,665
Dividends receivable from Affiliates	64
Reimbursement receivable from PIMCO	25
887,629

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$353,967
Payable for short sales	38,973
Financial Derivative Instruments
Exchange-traded or centrally cleared	512
Over the counter	28,552
Payable for investments purchased	32,087
Payable for investments in Affiliates purchased	64
Deposits from counterparty	1,700
Payable for Portfolio shares redeemed	497
Accrued investment advisory fees	210
Accrued supervisory and administrative fees	105
Accrued distribution fees	29
Accrued servicing fees	41
Other liabilities	428
457,165

Net Assets	$430,464

Net Assets Consist of:
Paid in capital	$452,396
Undistributed net investment income	37,742
Accumulated net realized (loss)	(18,681)
Net unrealized (depreciation)	(40,993)
$430,464

Net Assets:
Institutional Class	$2,233
Administrative Class	302,303
Advisor Class	125,905
Class M	23

Shares Issued and Outstanding:
Institutional Class	461
Administrative Class	62,193
Advisor Class	25,622
Class M	5

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$4.84
Administrative Class	4.86
Advisor Class	4.91
Class M	4.86

Cost of Investments in Securities	$711,575
Cost of Investments in Affiliates	$1,549
Cost of Foreign Currency Held	$522
Proceeds Received on Short Sales	$38,872
Cost or Premiums of Financial Derivative Instruments, net	$(1,035)

* Includes repurchase agreements of:	$58,116

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest, net of foreign taxes*	$11,321
Dividends	2
Dividends from Investments in Affiliates	110
Total Income	11,433

Expenses:
Investment advisory fees	3,568
Supervisory and administrative fees	1,762
Servicing fees - Administrative Class	686
Distribution and/or servicing fees - Advisor Class	376
Trustee fees	7
Interest expense	248
Total Expenses	6,647
Waiver and/or Reimbursement by PIMCO	(815)
Net Expenses	5,832

Net Investment Income	5,601

Net Realized (Loss):
Investments in securities	(2,823)
Investments in Affiliates	(59)
Exchange-traded or centrally cleared financial derivative instruments	(3,474)
Over the counter financial derivative instruments	(61,074)
Foreign currency	(208)
Net Realized (Loss)	(67,638)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(10,250)
Investments in Affiliates	17
Exchange-traded or centrally cleared financial derivative instruments	(7,236)
Over the counter financial derivative instruments	(20,158)
Foreign currency assets and liabilities	(88)
Net Change in Unrealized (Depreciation)	(37,715)
Net (Loss)	(105,353)

Net Decrease in Net Assets Resulting from Operations	$(99,752)

* Foreign tax withholdings	$2

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

(Decrease) in Net Assets from:

Operations:
Net investment income	$5,601	$3,507
Net realized (loss)	(67,638)	(81,990)
Net change in unrealized (depreciation)	(37,715)	(28,320)
Net (decrease) in net assets resulting from operations	(99,752)	(106,803)

Distributions to Shareholders:
From net investment income
Institutional Class	(12)	(8)
Class M	(0)	0
Administrative Class	(1,628)	(9,149)
Advisor Class	(400)	(2,343)

Total Distributions	(2,040)	(11,500)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(97,901)	27,236

Total (Decrease) in Net Assets	(199,693)	(91,067)

Net Assets:
Beginning of year	630,157	721,224
End of year*	$430,464	$630,157

* Including undistributed net investment income of:	$37,742	$4,017

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Cash flows provided by operating activities:

Net (decrease) in net assets resulting from operations	$(99,752)

Adjustments to reconcile net (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(1,011,688)
Proceeds from sales of long-term securities	1,103,069
Proceeds from sales of short-term portfolio investments, net	269,251
(Increase) in deposits with counterparty	(114)
(Increase) in receivable for investments sold	(108,352)
Decrease in interest and dividends receivable	81
(Increase) in exchange-traded or centrally cleared derivatives	(10,324)
(Increase) in over the counter derivatives	(60,909)
Decrease in reimbursement receivable from PIMCO	33
Increase in payable for investments purchased	29,561
(Decrease) in deposits from counterparty	(4,729)
(Decrease) in accrued investment advisory fees	(96)
(Decrease) in accrued supervisory and administrative fees	(46)
(Decrease) in accrued distribution fee	(1)
(Decrease) in accrued servicing fee	(20)
Proceeds from on short sales transactions, net	31,420
Payments on currency transactions	(296)
Increase in other liabilities	5
Net Realized (Gain)
Investments in securities	2,823
Investments in Affiliates	59
Exchange-traded or centrally cleared financial derivative instruments	3,486
Over the counter financial derivative instruments	61,062
Foreign currency	208
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	10,250
Investments in Affiliates	(17)
Exchange-traded or centrally cleared financial derivative instruments	7,236
Over the counter financial derivative instruments	20,158
Foreign currency assets and liabilities	88
Net amortization (accretion) on investments	6,588
Net cash provided by operating activities	249,034

Cash flows (used for) financing activities:
Proceeds from shares sold	140,902
Payments on shares redeemed	(233,278)
Cash dividend paid*	0
Proceeds from sale-buyback transactions	2,853,886
Payments on sale-buyback transactions	(3,011,111)
Net cash (used for) financing activities	(249,601)

Net (Decrease) in Cash and Foreign Currency	(567)

Cash and Foreign Currency:
Beginning of year	1,167
End of year	$600

* Reinvestment of dividends	$2,040

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$604

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 162.4%

CORPORATE BONDS & NOTES 8.3%

BANKING & FINANCE 5.6%
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2016	EUR	200	$259
Banco Santander S.A.
6.250% due 09/11/2021 (c)		100	117
Bankia S.A.
0.285% due 01/25/2016		200	241
3.500% due 12/14/2015		1,600	1,996
3.500% due 01/17/2019		700	915
Barclays Bank PLC
2.010% due 12/21/2020	MXN	2,500	175
BNP Paribas S.A.
0.542% due 11/07/2015		$4,900	4,894
BPCE S.A.
0.802% due 11/18/2016		2,800	2,803
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	600	744
2.875% due 05/19/2016		1,400	1,732
Citigroup, Inc.
0.752% due 05/01/2017		$6,800	6,787
Depfa ACS Bank
3.875% due 11/14/2016	EUR	100	129
Eksportfinans ASA
2.375% due 05/25/2016		$800	804
Rabobank Group
4.000% due 09/10/2015	GBP	1,400	2,228
Turkiye Garanti Bankasi A/S
2.731% due 04/20/2016		$100	100
Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023		200	156

			24,080

INDUSTRIALS 0.5%
Canadian Natural Resources Ltd.
0.632% due 03/30/2016		1,200	1,198
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	800	795
Russian Railways Via RZD Capital PLC
5.739% due 04/03/2017		$100	95
Veolia Environnement S.A.
1.750% due 06/17/2015	EUR	118	145

			2,233

UTILITIES 2.2%
AT&T, Inc.
0.677% due 03/30/2017		$3,150	3,150
BellSouth Corp.
4.182% due 04/26/2021		5,200	5,252
Electricite de France S.A.
0.691% due 01/20/2017		400	402
1.150% due 01/20/2017		100	100
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		400	300
Rosneft Finance S.A.
6.625% due 03/20/2017		100	93

			9,297

Total Corporate Bonds & Notes (Cost $36,896)			35,610

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 4.7%
Fannie Mae
0.500% due 09/28/2015 †	$7	$7
0.520% due 05/25/2042	7	7
0.850% due 02/25/2041	915	926
1.315% due 10/01/2044	8	8
2.192% due 05/25/2035	68	70
2.485% due 11/01/2034	49	53
3.500% due 01/01/2045	11,000	11,462
4.918% due 07/01/2035	40	40
5.208% due 11/01/2035	45	48
5.267% due 01/01/2036	155	164
Freddie Mac
0.391% due 02/15/2019	179	180
0.430% due 08/25/2031	2	2
0.611% due 08/15/2033	828	831
1.315% due 02/25/2045	100	102
1.988% due 09/01/2036 †	275	291
2.089% due 07/01/2036 †	261	278
2.139% due 10/01/2036 †	118	124
2.371% due 01/01/2034	8	9
Freddie Mac Strips
0.611% due 09/15/2042	2,190	2,211
Ginnie Mae
0.465% due 03/20/2037	1,130	1,133
NCUA Guaranteed Notes
0.607% due 10/07/2020	711	716
0.717% due 12/08/2020	1,232	1,244
Small Business Administration
5.510% due 11/01/2027	410	461

Total U.S. Government Agencies (Cost $20,200)		20,367

U.S. TREASURY OBLIGATIONS 98.4%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (e)	61,512	61,339
0.125% due 04/15/2017 (g)	5,436	5,442
0.125% due 04/15/2018 (e)	87,239	86,966
0.125% due 04/15/2019 (i)	1,520	1,505
0.500% due 04/15/2015 (g)	24,103	23,795
0.625% due 07/15/2021 (e)	67,008	67,997
1.125% due 01/15/2021	3,907	4,068
1.250% due 07/15/2020 (e)	46,139	48,515
1.375% due 01/15/2020 (g)	6,099	6,411
1.375% due 02/15/2044 (i)	1,426	1,622
1.875% due 07/15/2019 (g)(i)	4,392	4,721
2.000% due 01/15/2016	7,477	7,590
2.000% due 01/15/2016 (g)(i)†	13,159	13,358
2.125% due 01/15/2019 (g)	2,322	2,499
2.125% due 02/15/2041 (i)	108	142
2.375% due 01/15/2017 (i)	1,525	1,600
2.375% due 01/15/2017 (g)(i)†	11,765	12,350
2.375% due 01/15/2025	3,527	4,150
2.500% due 01/15/2029 (i)	774	964
2.625% due 07/15/2017 †	59,381	63,698
3.875% due 04/15/2029 (i)†	924	1,327
U.S. Treasury Notes
2.125% due 12/31/2021 (e)	3,300	3,333

Total U.S. Treasury Obligations (Cost $432,574)		423,392

MORTGAGE-BACKED SECURITIES 5.5%
Banc of America Mortgage Trust
2.315% due 11/25/2034	88	84
2.680% due 06/25/2035	181	174

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Re-REMIC Trust
5.588% due 06/24/2050		$282	$294
BCAP LLC Trust
5.041% due 03/26/2037		488	482
5.250% due 08/26/2037		1,229	1,285
Bear Stearns Adjustable Rate Mortgage Trust
2.190% due 08/25/2035		34	35
2.515% due 03/25/2035		27	27
2.580% due 03/25/2035		107	109
2.618% due 01/25/2035		425	418
2.656% due 03/25/2035		134	131
2.970% due 01/25/2035		451	455
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035		68	68
2.280% due 09/25/2035		78	78
2.540% due 10/25/2035		683	678
2.745% due 09/25/2037 ^		656	590
Countrywide Alternative Loan Trust
0.340% due 05/25/2047		2,278	1,919
0.360% due 12/20/2046		2,043	1,564
6.000% due 02/25/2037 ^		282	225
Countrywide Home Loan Mortgage Pass-Through Trust
2.399% due 11/19/2033		6	6
2.589% due 08/25/2034		51	46
Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040		296	308
5.467% due 09/18/2039		762	794
DBUBS Mortgage Trust
3.386% due 07/10/2044		4,688	4,821
First Horizon Alternative Mortgage Securities Trust
2.207% due 06/25/2034		21	21
Granite Mortgages PLC
0.940% due 09/20/2044	GBP	130	203
Greenpoint Mortgage Funding Trust
0.440% due 11/25/2045		$12	9
GS Mortgage Securities Trust
3.849% due 12/10/2043		3,212	3,316
GSR Mortgage Loan Trust
2.814% due 01/25/2035		98	97
HarborView Mortgage Loan Trust
0.404% due 03/19/2036		69	51
IndyMac Mortgage Loan Trust
2.750% due 11/25/2035 ^		241	218
JPMorgan Mortgage Trust
2.550% due 08/25/2035		113	112
2.552% due 07/25/2035		82	83
2.636% due 02/25/2035		195	192
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		150	165
MASTR Adjustable Rate Mortgages Trust
2.639% due 11/21/2034		65	66
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.901% due 09/15/2030		242	240
Merrill Lynch Mortgage Investors Trust
1.582% due 10/25/2035		229	223
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		100	108
Morgan Stanley Capital Trust
5.908% due 06/11/2049		24	26
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		125	127
Residential Accredit Loans, Inc. Trust
1.473% due 09/25/2045		202	165
Royal Bank of Scotland Capital Funding Trust
6.040% due 12/16/2049		545	577

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sequoia Mortgage Trust
0.365% due 07/20/2036		$496	$465
Structured Adjustable Rate Mortgage Loan Trust
1.515% due 01/25/2035		19	15
2.573% due 02/25/2034		28	28
2.586% due 12/25/2034		130	127
Structured Asset Mortgage Investments Trust
0.824% due 10/19/2034		29	28
Vornado DP LLC Trust
4.004% due 09/13/2028		1,500	1,622
Wachovia Bank Commercial Mortgage Trust
0.241% due 06/15/2020		75	75
WaMu Mortgage Pass-Through Certificates Trust
0.883% due 05/25/2047		328	282
2.374% due 12/25/2035		262	242
5.142% due 08/25/2035		34	33
Wells Fargo Mortgage-Backed Securities Trust
2.490% due 06/25/2033		98	99
2.577% due 03/25/2036		266	259

Total Mortgage-Backed Securities (Cost $22,389)			23,865

ASSET-BACKED SECURITIES 5.0%
Aquilae CLO PLC
0.546% due 01/17/2023	EUR	310	373
Carrington Mortgage Loan Trust
0.490% due 10/25/2035		$19	19
Commercial Industrial Finance Corp.
0.492% due 05/10/2021		2,762	2,749
0.494% due 03/01/2021		379	378
Countrywide Asset-Backed Certificates
0.350% due 07/25/2036		873	859
0.405% due 04/25/2036		84	84
4.542% due 04/25/2036		568	578
Credit-Based Asset Servicing and Securitization LLC
0.289% due 07/25/2037		20	13
Elm CLO Ltd.
1.635% due 01/17/2023		2,100	2,100
First Franklin Mortgage Loan Trust
0.550% due 09/25/2035		389	389
0.850% due 11/25/2035		2,738	2,679
GSAMP Trust
0.240% due 12/25/2036		74	38
LCM Ltd.
0.477% due 03/21/2019		399	399
Magi Funding PLC
0.429% due 04/11/2021	EUR	106	128
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047 ^		$150	123
North Carolina State Education Assistance Authority
0.684% due 10/26/2020		278	278
OneMain Financial Issuance Trust
2.470% due 09/18/2024		2,900	2,911
Penta CLO S.A.
0.398% due 06/04/2024	EUR	837	1,003
SLM Student Loan Trust
0.274% due 04/25/2019		$2,200	2,188
1.734% due 04/25/2023		3,176	3,265

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Mortgage Loan Trust
1.656% due 04/25/2035		$460	$446
Symphony CLO Ltd.
0.472% due 05/15/2019		570	566
Wood Street CLO BV
0.433% due 03/29/2021	EUR	74	89

Total Asset-Backed Securities (Cost $20,868)			21,655

SOVEREIGN ISSUES 14.5%
Australia Government Bond
5.250% due 03/15/2019	AUD	4,300	3,941
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	100	135
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025	BRL	2,600	857
Colombian TES
3.000% due 03/25/2033 (b)	COP	1,462,226	538
France Government Bond
0.100% due 07/25/2021 (b)	EUR	2,120	2,648
0.250% due 07/25/2018 (b)		104	128
0.700% due 07/25/2030 (b)		100	132
1.600% due 07/25/2015 (b)		957	1,165
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)		2,226	2,797
2.100% due 09/15/2016 (b)		429	530
2.100% due 09/15/2017 (b)		349	439
2.100% due 09/15/2021 (b)		2,060	2,698
2.250% due 04/22/2017 (b)		2,095	2,621
2.350% due 09/15/2024 (b)		5,431	7,313
2.550% due 10/22/2016 (b)		1,696	2,122
3.100% due 09/15/2026 (b)		106	153
5.500% due 11/01/2022		100	156
Mexico Government International Bond
4.000% due 11/15/2040 (b)	MXN	5,799	443
4.000% due 11/08/2046 (b)		21,614	1,680
4.750% due 06/14/2018		9,975	675
New South Wales Treasury Corp.
2.750% due 11/20/2025	AUD	1,829	1,780
New Zealand Government Bond
2.000% due 09/20/2025	NZD	2,062	1,607
5.500% due 04/15/2023		1,800	1,588
Province of Ontario
3.450% due 06/02/2045	CAD	2,500	2,227
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	7,446	9,258
1.500% due 04/15/2016 (b)		1,977	2,412
Slovenia Government International Bond
4.700% due 11/01/2016		900	1,167
Spain Government International Bond
3.800% due 04/30/2024		5,600	8,112
5.400% due 01/31/2023		2,000	3,167

Total Sovereign Issues (Cost $66,626)			62,489

		SHARES
EXCHANGE-TRADED FUNDS 0.2%
iShares MSCI Emerging Markets ETF		9,891	389

		SHARES	MARKET VALUE (000S)
iShares U.S. Real Estate ETF		3,060	$235

Total Exchange-Traded Funds (Cost $627)			624

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 25.8%

CERTIFICATES OF DEPOSIT 2.5%
Banco Bilbao Vizcaya Argentaria S.A.
0.981% due 10/23/2015		$5,250	5,245
1.082% due 05/16/2016		3,000	2,998
Itau Unibanco Holding S.A.
1.151% due 06/04/2015		2,300	2,300

			10,543

REPURCHASE AGREEMENTS (d) 13.5%
			58,116

MEXICO TREASURY BILLS 4.6%
2.982% due 02/12/2015 - 05/14/2015 (a)	MXN	296,000	19,954

U.S. TREASURY BILLS 5.2%
0.053% due 01/08/2015 - 05/28/2015 (a)(e)(g)(i)†		$22,553	22,550

Total Short-Term Instruments (Cost $111,395)			111,163

Total Investments in Securities (Cost $711,575)			699,165

		SHARES
INVESTMENTS IN AFFILIATES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.4%
PIMCO Short-Term Floating NAV Portfolio		1,565	16
PIMCO Short-Term Floating NAV Portfolio III		154,699	1,533

Total Short-Term Instruments (Cost $1,549)			1,549

Total Investments in Affiliates (Cost $1,549)			1,549

Total Investments 162.8% (Cost $713,124)			$700,714

Financial Derivative Instruments (f)(h) (5.5%) (Cost or Premiums, net $(1,035))			(23,740)

Other Assets and Liabilities, net (57.3%)			(246,510)

Net Assets 100.0%			$430,464

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio I, Ltd., which is a 100% owned subsidiary of the Portfolio.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.100%	12/30/2014	01/05/2015	$41,250	U.S. Treasury Inflation Protected Securities 0.500% due 04/15/2015	$(42,064)	$41,250	$41,250
DEU	0.100% †	12/31/2014	01/02/2015	8,200	U.S. Treasury Bonds 3.125% due 02/15/2043	(8,368)	8,200	8,200
JPS	0.140% †	12/31/2014	01/02/2015	3,600	U.S. Treasury Notes 1.875% due 06/30/2015	(3,683)	3,600	3,600
MSC	0.150% †	12/31/2014	01/02/2015	4,800	U.S. Treasury Bonds 3.750% due 11/15/2043	(4,903)	4,800	4,800
SSB	0.000% †	12/31/2014	01/02/2015	266	Fannie Mae 2.260% due 10/17/2022	(273)	266	266

Total Repurchase Agreements						$(59,291)	$58,116	$58,116

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate		Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.170%		12/30/2014	01/05/2015	$(41,975)	$(41,964)
	0.280%		12/02/2014	01/02/2015	(40,081)	(40,087)
	0.290%		12/04/2014	01/14/2015	(233)	(233)
	0.300%		12/29/2014	01/12/2015	(1,612)	(1,611)
	0.302%		12/05/2014	01/16/2015	(8,164)	(8,109)
	0.340%		12/09/2014	01/16/2015	(23,888)	(23,853)
	0.420%		12/30/2014	01/06/2015	(1,534)	(1,533)
	0.430%		12/31/2014	01/07/2015	(7,406)	(7,399)
BPG	0.200%		01/02/2015	02/02/2015	(19,047)	(18,950)
FOB	0.201%		01/05/2015	01/30/2015	(68,488)	(68,014)
	0.202%		01/05/2015	01/30/2015	(5,468)	(5,389)
	0.270	% †	12/17/2014	01/08/2015	(28,474)	(28,469)
GSC	0.320%		12/31/2014	01/07/2015	(3,330)	(3,331)
	0.384%		12/18/2014	01/29/2015	(1,252)	(1,236)
TDM	0.180%		11/06/2014	01/05/2015	(73,326)	(73,339)
	0.220%		01/02/2015	01/06/2015	(20,429)	(20,415)
	0.330%		12/16/2014	01/27/2015	(10,069)	(10,035)

Total Sale-Buyback Transactions						$(353,967)

(2)

As of December 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2014 was $169,597 at a weighted average interest rate of 0.141%.

(3)	Payable for sale-buyback transactions includes $(542) of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	01/01/2045	$ 16,000	$(16,609)	$(16,672)
Fannie Mae	3.500%	02/01/2045	15,000	(15,546)	(15,589)
Fannie Mae	5.500%	01/01/2045	6,000	(6,717)	(6,712)

Total Short Sales				$(38,872)	$(38,973)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(e)	Securities with an aggregate market value of $352,750 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO CommodityRealReturn® Strategy Portfolio
Global/Master Repurchase Agreement
BCY	$41,250	$0	$0	$0	$41,250	$(42,064)	$(814)

Master Securities Forward Transaction Agreement
BCY	0	0	(124,789)	0	(124,789)	124,403	(386)
BPG	0	0	(18,950)	0	(18,950)	19,008	58
FOB	0	0	(75,646)	0	(75,646)	75,606	(40)
GSC	0	0	(4,567)	0	(4,567)	4,564	(3)
TDM	0	0	(103,789)	0	(103,789)	103,349	(440)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
DEU	8,200	0	0	0	8,200	(8,368)	(168)
JPS	3,600	0	0	0	3,600	(3,683)	(83)
MSC	4,800	0	0	0	4,800	(4,904)	(104)
SSB	266	0	0	0	266	(273)	(7)

Master Securities Forward Transaction Agreement
FOB	0	0	(26,226)	0	(26,226)	25,820	(406)

Total Borrowings and Other Financing Transactions	$58,116	$0	$(353,967)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT Wheat March Futures †	$575.000	02/20/2015	10	$9	$8

Total Purchased Options				$9	$8

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT Corn February Futures †	$435.000	01/23/2015	11	$(2)	$(1)
Put - CBOT Corn March Futures †	370.000	02/20/2015	15	(9)	(4)
Put - CBOT Soybean February Futures †	1,000.000	01/23/2015	3	(1)	(2)
Call - CBOT Soybean February Futures †	1,100.000	01/23/2015	3	(1)	(1)
Call - COMEX Gold 100 oz. February Futures †	1,250.000	01/27/2015	14	(10)	(5)
Call - COMEX Gold 100 oz. March Futures †	1,250.000	02/24/2015	1	(1)	(1)
Call - EOP Euro-Mill Wheat March Futures †	185.000	02/16/2015	5	(3)	(5)
Put - EOP Euro-Mill Wheat March Futures †	185.000	02/16/2015	5	(2)	(1)
Call - NYMEX Crude European Style April Futures †	68.000	03/17/2015	17	(28)	(13)
Put - NYMEX Henry Hub Natural Gas April Futures †	3,000.000	03/26/2015	3	(3)	(9)
Call - NYMEX Henry Hub Natural Gas April Futures †	3,700.000	03/26/2015	3	(2)	(1)
Call - NYMEX WTI Crude April Futures †	68.000	03/17/2015	76	(125)	(58)
Call - NYMEX WTI Crude February Futures †	74.000	01/14/2015	4	(3)	0
Call - NYMEX WTI Crude February Futures	75.000	01/14/2015	14	(13)	0
Call - NYMEX WTI Crude March Futures †	67.000	02/17/2015	6	(6)	(2)
Call - NYMEX WTI-Brent Crude Spread March Futures †	3.000	02/11/2015	3	(2)	(2)
Call - NYMEX WTI-Brent Crude Spread March Futures †	6.000	02/11/2015	8	(7)	(17)
Put - NYMEX WTI-Brent Crude Spread March Futures †	8.000	02/11/2015	3	(2)	(1)
Put - NYMEX WTI-Brent Crude Spread March Futures †	14.000	02/11/2015	8	(7)	0

				$(227)	$(123)

Total Written Options				$(227)	$(123)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	52	$(1)	$0	$(2)
90-Day Eurodollar June Futures	Short	06/2015	158	(0)	0	(2)
90-Day Eurodollar June Futures	Short	06/2016	52	0	0	(1)
90-Day Eurodollar March Futures	Short	03/2016	52	1	0	(1)
90-Day Eurodollar September Futures	Short	09/2015	134	4	0	(2)
90-Day Eurodollar September Futures	Short	09/2016	52	(1)	0	(2)
Brent Crude December Futures †	Long	11/2015	13	(87)	0	(2)
Brent Crude December Futures †	Long	10/2016	11	1	0	(4)
Brent Crude June Futures †	Long	05/2015	16	(32)	0	(5)
Brent Crude June Futures †	Short	04/2016	11	9	3	0
Brent Crude March Futures †	Short	01/2016	17	260	4	0
Brent Crude September Futures †	Short	08/2015	17	296	3	0
Cocoa March Futures †	Short	03/2015	15	(5)	9	0
Cocoa May Futures †	Long	05/2015	15	(8)	0	(9)
Corn March Futures †	Short	03/2015	6	(4)	3	0
E-mini S&P 500 Index March Futures	Long	03/2015	3	(4)	0	(4)
Euro-Bund 10-Year Bond March Futures	Short	03/2015	129	(414)	0	(8)
Euro-Mill Wheat December Futures †	Long	12/2015	13	0	1	0
Euro-Mill Wheat March Futures †	Long	03/2015	49	(8)	2	0
Gold 100 oz. February Futures †	Short	02/2015	4	2	7	0
Hard Red Spring Wheat July Futures †	Long	07/2015	2	(1)	0	(1)
Hard Red Spring Wheat March Futures †	Long	03/2015	16	23	0	(4)
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	9	(19)	0	(2)
Henry Hub Natural Gas Swap April Futures †	Long	03/2019	3	(4)	0	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	9	(17)	0	(2)
Henry Hub Natural Gas Swap August Futures †	Long	07/2019	3	(4)	0	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	9	(10)	0	(2)
Henry Hub Natural Gas Swap December Futures †	Long	11/2019	3	(5)	0	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	9	(14)	0	(3)
Henry Hub Natural Gas Swap February Futures †	Long	01/2019	3	(4)	0	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	9	(14)	0	(3)
Henry Hub Natural Gas Swap January Futures †	Long	12/2018	3	(4)	0	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	9	(17)	0	(2)
Henry Hub Natural Gas Swap July Futures †	Long	06/2019	3	(4)	0	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	9	(18)	0	(2)
Henry Hub Natural Gas Swap June Futures †	Long	05/2019	3	(5)	0	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	9	(15)	0	(2)
Henry Hub Natural Gas Swap March Futures †	Long	02/2019	3	(4)	0	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	9	(19)	0	(2)
Henry Hub Natural Gas Swap May Futures †	Long	04/2019	3	(4)	0	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	9	(14)	0	(2)
Henry Hub Natural Gas Swap November Futures †	Long	10/2019	3	(5)	0	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	9	(16)	0	(2)
Henry Hub Natural Gas Swap October Futures †	Long	09/2019	3	(5)	0	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	9	(17)	0	(2)
Henry Hub Natural Gas Swap September Futures †	Long	08/2019	3	(5)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap April Futures †	Long	04/2015	2	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	Long	08/2015	1	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2015	1	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap February Futures †	Long	02/2015	2	(2)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap January Futures †	Long	01/2015	2	(2)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2015	1	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap June Futures †	Long	06/2015	2	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap March Futures †	Long	03/2015	2	(2)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap May Futures †	Long	05/2015	2	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2015	1	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2015	1	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	Long	09/2015	1	(1)	0	0
Natural Gas April Futures †	Short	03/2015	55	469	90	0
Natural Gas April Futures †	Short	03/2016	7	30	7	0
Natural Gas February Futures †	Short	01/2015	1	1	1	0
Natural Gas January Futures †	Short	12/2015	7	42	8	0
Natural Gas July Futures †	Long	06/2015	20	(94)	0	(28)
Natural Gas March Futures †	Short	02/2015	33	340	66	0
Natural Gas March Futures †	Long	02/2016	14	(75)	0	(15)
Natural Gas May Futures †	Long	04/2015	68	(617)	0	(100)
New York Harbor ULSD August Futures †	Short	08/2015	1	22	0	0
New York Harbor ULSD December Futures †	Long	11/2015	16	(300)	0	(5)
New York Harbor ULSD February Futures †	Short	01/2015	4	32	1	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
New York Harbor ULSD July Futures †	Short	07/2015	1	$22	$0	$0
New York Harbor ULSD June Futures †	Short	05/2015	16	324	3	0
New York Harbor ULSD March Futures †	Long	02/2015	4	(23)	0	(1)
New York Harbor ULSD September Futures †	Short	09/2015	1	21	0	0
Platinum April Futures †	Long	04/2015	4	(0)	0	(2)
RBOB Calendar Swap August Futures †	Long	08/2015	1	(19)	0	0
RBOB Calendar Swap July Futures †	Long	07/2015	1	(18)	0	0
RBOB Calendar Swap September Futures †	Long	09/2015	1	(23)	0	0
RBOB Gasoline April Futures †	Short	03/2015	4	59	0	0
RBOB Gasoline December Futures †	Long	11/2015	5	(147)	0	(1)
RBOB Gasoline March Futures †	Long	02/2015	4	(43)	0	0
RBOB Gasoline vs. Brent Crack Spread August Futures †	Long	08/2015	1	1	0	0
RBOB Gasoline vs. Brent Crack Spread July Futures †	Long	07/2015	1	2	0	0
RBOB Gasoline vs. Brent Crack Spread September Futures †	Long	09/2015	1	(4)	0	0
Soybean July Futures †	Short	07/2015	19	20	19	0
Soybean Meal July Futures †	Short	07/2015	10	(3)	5	0
Soybean Meal May Futures †	Long	05/2015	10	5	0	(6)
Soybean November Futures †	Long	11/2015	19	(15)	0	(15)
Sugar No. 11 March Futures †	Short	02/2015	30	147	3	0
U.S. Treasury 10-Year Note March Futures	Long	03/2015	284	126	70	0
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	77	(58)	22	0
Wheat December Futures †	Long	12/2015	10	(3)	0	(5)
Wheat July Futures †	Short	07/2015	17	(12)	8	0
Wheat March Futures †	Short	03/2015	34	(33)	21	0
White Sugar March Futures †	Long	02/2015	30	(104)	6	0
WTI Crude December Futures †	Short	11/2015	55	1,277	12	0
WTI Crude December Futures †	Short	11/2016	37	906	3	0
WTI Crude December Futures †	Short	11/2017	1	(4)	0	0
WTI Crude December Futures †	Long	11/2018	1	4	0	0
WTI Crude February Futures †	Short	01/2015	14	151	12	0
WTI Crude June Futures †	Short	05/2015	49	636	30	0
WTI Crude June Futures †	Long	05/2016	63	(1,708)	0	(8)
WTI Crude March Futures †	Short	02/2015	36	200	30	0
WTI Crude October Futures †	Long	09/2015	31	(69)	0	(10)
WTI Crude September Futures †	Long	08/2015	97	(1,510)	0	(37)

Total Futures Contracts				$(272)	$449	$(306)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$ 4,200	$267	$3	$4	$0
iTraxx Europe 22 5-Year Index	1.000%	12/20/2019	EUR 550	12	0	0	(1)

				$279	$3	$4	$(1)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$	5,800	$(70)	$(417)	$0	$(8)
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		9,100	(2,044)	(1,613)	0	(15)
Receive	3-Month USD-LIBOR	3.500%	12/17/2044		11,200	(1,936)	(1,599)	0	(17)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045	EUR	6,500	(1,048)	(1,133)	0	(25)
Receive	6-Month GBP-LIBOR	2.750%	03/18/2025	GBP	2,200	(278)	(58)	0	(17)
Pay	28-Day MXN-TIIE	5.630%	10/11/2021	MXN	81,500	(35)	(96)	21	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	5.560%	11/11/2021	MXN	1,600	$(1)	$(1)	$1	$0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		7,300	0	3	2	0

						$(5,412)	$(4,914)	$24	$(82)

Total Swap Agreements						$(5,133)	$(4,911)	$28	$(83)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(g)	Securities with an aggregate market value of $3,440 and cash of $1,917 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO CommodityRealReturn® Strategy Portfolio (1)	$0	$92	$28	$120	$0	$(22)	$(83)	$(105)
PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary) (1)	8	357	0	365	(123)	(284)	0	(407)

Total Exchange-Traded or Centrally Cleared	$8	$449	$28	$485	$(123)	$(306)	$(83)	$(512)

(1)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
BOA	01/2015		$		12,990		JPY	1,557,800	$16	$0
	02/2015			EUR	2,459	$		3,070	93	0
	02/2015			JPY	1,557,800			12,992	0	(16)
	02/2015			KRW	294,705			270	1	0
	02/2015		$		239		EUR	194	0	(4)

BPS	01/2015			BRL	4,097	$		1,579	38	0
	01/2015		$		1,542		BRL	4,097	0	(1)
	02/2015			MXN	214,589	$		14,662	151	0
	06/2015			COP	1,272,206			553	23	0

BRC	02/2015			MXN	12,550			921	72	0
	02/2015		$		2,621		BRL	6,780	0	(90)

CBK	01/2015				850		AUD	1,000	0	(34)
	01/2015				12,789		INR	798,701	0	(183)
	02/2015			EUR	640	$		794	20	0
	02/2015		$		6,247		EUR	5,017	0	(174)
	03/2015			CAD	152	$		131	0	0
	05/2015			MXN	79,583			5,394	43	0

DUB	01/2015			BRL	5,703			2,147	2	0
	01/2015		$		2,216		BRL	5,703	0	(71)
	07/2015			BRL	5,703	$		2,102	62	0

FBF	01/2015				994			362	0	(12)
	01/2015			JPY	1,034,400			8,741	106	0
	01/2015		$		381		BRL	994	0	(7)
	07/2015			BRL	722	$		265	6	0

GLM	01/2015			JPY	523,400			4,432	63	0
	02/2015	†	$		982		EUR	791	0	(25)
	03/2015			CAD	827	$		709	0	(2)

HUS	01/2015			AUD	7,477			6,396	291	0
	01/2015			NZD	3,972			3,099	1	0
	01/2015			ZAR	3,561			315	8	0
	02/2015			MXN	2,404			172	9	0
	02/2015		$		1,761		BRL	4,525	0	(71)
	02/2015	†			29		EUR	23	0	(1)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	03/2015			CAD	1,745	$		1,504	$4	$0

JPM	01/2015			BRL	2,328			971	96	0
	01/2015		$		876		BRL	2,328	0	(1)
	02/2015			EUR	59,424	$		73,851	1,913	0
	02/2015			MXN	6,749			484	27	0
	02/2015		$		106		MXN	1,441	0	(8)

MSB	01/2015			BRL	8,568	$		3,203	2	(22)
	01/2015		$		3,225		BRL	8,568	0	(1)
	02/2015			BRL	8,568	$		3,197	0	(1)
	02/2015			GBP	1,624			2,538	7	0
	02/2015			MXN	47,710			3,374	147	0
	03/2015	†	$		331		CAD	379	0	(5)

RBC	02/2015			MXN	65,205	$		4,610	199	0
	02/2015		$		6,606		MXN	87,294	0	(701)

SCX	02/2015			KRW	1,612,460	$		1,480	10	0

UAG	01/2015			BRL	4,539			1,648	0	(60)
	01/2015		$		5,297		AUD	6,477	0	(9)
	01/2015				1,709		BRL	4,539	0	(1)
	01/2015				1,274		PLN	4,280	0	(67)
	02/2015			AUD	6,477	$		5,285	9	0
	02/2015			MYR	12,928			3,925	250	0
	02/2015		$		111		MXN	1,641	0	0
	02/2015				3,979		MYR	13,072	0	(263)

Total Forward Foreign Currency Contracts									$3,669	$(1,830)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.045%	03/20/2015	$ 11,900	$123	$67

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017	3,000	420	376

							$543	$443

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
MYC	Call - OTC WTI Crude December Futures †	$150.000	11/17/2015	$8,200	$517	$11

Total Purchased Options					$1,060	$454

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015	EUR	1,500	$(1)	$(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		1,500	(3)	(1)

BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		800	(2)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		800	(1)	0

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		1,400	(2)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		1,400	(3)	0

GST	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		900	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		900	(3)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		400	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		1,100	(3)	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		700	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		700	(1)	(1)

							$(22)	$(8)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$2,020	$ (48)	$(123)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	TBD	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$700	$(6)	$(3)

CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	12,100	(108)	(3)
	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	1,000	(13)	0

DUB	Floor - OTC YOY CPURNSA Index	TBD	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	900	(9)	(6)

JPM	Cap - OTC CPURNSA Index	TBD	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	600	(4)	(1)

						$(140)	$(13)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.545%	03/20/2015	$	11,900	$(152)	$(151)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	02/18/2015		1,000	(5)	(8)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	02/18/2015		1,000	(5)	(1)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		12,600	(420)	(405)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	02/18/2015		16,800	(81)	(142)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	02/18/2015		16,800	(88)	(10)

								$(751)	$(717)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC Platinum Gold Spread February Futures †	$—	(2)	02/17/2015	$20	$(4)	$(3)
	Put - OTC Platinum Gold Spread March Futures †	19.000		03/02/2015	0	(2)	(1)

MYC	Call - OTC Brent Crude December Futures †	160.000		11/10/2015	8,200	(517)	(22)

SOG	Put - OTC Natural Gas April Futures †	3.300		03/26/2015	20	(2)	(11)
	Call - OTC Natural Gas April Futures †	4.300		03/26/2015	20	(3)	0

						$(528)	$(37)

(2)	Strike price determined when exercised based on predetermined terms.

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GST	Call - OTC SPGCENP Index †	0.306	02/09/2015	$ 700,000	$(18)	$0
	Call - OTC SPGCENP Index †	0.578	03/05/2015	200,000	(12)	(1)
	Call - OTC SPGCICP Index †	0.268	02/09/2015	300,000	(10)	0
	Call - OTC SPGCICP Index †	0.420	03/05/2015	200,000	(9)	0

					$(49)	$(1)

Total Written Options					$(1,538)	$(899)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	96	$122,530	EUR	0	GBP	0	$(1,567)
Sales	969	1,863,603		99,500		2,020	(2,506)
Closing Buys	(118)	(4,616)		(17,000)		(2,020)	280
Expirations	(562)	(484,008)		(67,500)		0	1,858
Exercised	(183)	(11,829)		(2,900)		0	170

Balance at End of Period	202	$1,485,680	EUR	12,100	GBP	0	$(1,765)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Pay	LLSBRT 1H15 Index †	$2.900	06/30/2015	606	$0	$0	$0	$0
	Pay	LLSBRT 1H15 Index †	2.850	06/30/2015	336	0	0	0	0
	Pay	LLSBRT 1H15 Index †	2.700	06/30/2015	576	0	0	0	0
	Receive	LLSBRT CAL15 Index †	8.150	12/31/2015	12,000	0	55	55	0
	Receive	RBCO 2Q15 Index †	11.850	06/30/2015	3,000	0	(1)	0	(1)

BPS	Receive	JETNWECO 1Q15 Index †	17.000	03/31/2015	750	0	(1)	0	(1)
	Pay	JETNWECO 1Q15 Index †	17.200	03/31/2015	441	0	1	1	0
	Receive	NAPCO 1Q15 Index †	8.340	03/31/2015	750	0	(1)	0	(1)
	Pay	NAPCO 1Q15 Index †	7.600	03/31/2015	441	0	1	1	0

CBK	Pay	DTDBRTCO 1Q15 Index †	0.320	03/31/2015	2,400	0	3	3	0
	Pay	LLSBRT 1H15 Index †	2.800	06/30/2015	666	0	0	0	0
	Pay	LLSBRT 1H15 Index †	2.700	06/30/2015	1,326	0	1	1	0

GST	Pay	Algonquin Cityfates Natural Gas Basis March Futures †	6.150	02/27/2015	5,000	0	6	6	0
	Pay	Algonquin Cityfates Natural Gas Basis March Futures †	6.180	02/27/2015	5,000	0	7	7	0
	Pay	LLSBRT 1H15 Index †	2.600	06/30/2015	660	0	0	0	0
	Pay	LLSBRT 1H15 Index †	2.550	06/30/2015	660	0	0	0	0

JPM	Receive	JETNWECO 1Q15 Index †	16.900	03/31/2015	2,250	0	(3)	0	(3)
	Pay	JETNWECO 1Q15 Index †	17.100	03/31/2015	459	0	1	1	0
	Receive	NAPCO 1Q15 Index †	8.450	03/31/2015	2,250	0	(2)	0	(2)
	Pay	NAPCO 1Q15 Index †	7.700	03/31/2015	459	0	1	1	0

MAC	Receive	CUAC 4Q15 Index †	41.500	12/31/2015	546,000	0	(16)	0	(16)

MYC	Pay	DTDBRTCO 1Q15 Index †	0.340	03/31/2015	3,600	0	4	4	0
	Receive	JETNWECO 1Q15 Index †	15.460	03/31/2015	1,800	0	1	1	0
	Pay	LLSBRT CAL15 Index †	3.300	12/31/2015	1,140	0	0	0	0
	Receive	NAPCO 1Q15 Index †	7.800	03/31/2015	1,800	0	(3)	0	(3)

						$0	$54	$81	$(27)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (5)	Notional Amount (6)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Cardinal Health, Inc.	(0.590%	)	06/20/2017	0.097%	$400	$0	$(5)	$0	$(5)

GST	RPM International, Inc.	(1.500%	)	03/20/2018	0.384%	1,000	0	(36)	0	(36)

							$0	$(41)	$0	$(41)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (4)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (5)	Notional Amount (6)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Italy Government International Bond	1.000%	03/20/2019	1.069%	$ 4,300	$(74)	$64	$0	$(10)
	Russia Government International Bond	1.000%	03/20/2019	4.827%	200	(16)	(11)	0	(27)

CBK	Russia Government International Bond	1.000%	03/20/2019	4.827%	200	(17)	(11)	0	(28)

DUB	Brazil Government International Bond	1.000%	03/20/2019	1.681%	2,100	(106)	49	0	(57)

GST	Russia Government International Bond	1.000%	09/20/2019	4.793%	300	(17)	(29)	0	(46)

JPM	Brazil Government International Bond	1.000%	03/20/2019	1.681%	3,300	(168)	79	0	(89)
	Russia Government International Bond	1.000%	09/20/2019	4.793%	100	(6)	(10)	0	(16)

MYC	Greece Government International Bond	1.000%	06/20/2015	13.929%	EUR 300	(14)	(7)	0	(21)

						$(418)	$124	$0	$(294)

(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(6)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	1,900	$(4)	$126	$122	$0
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/10/2019	EUR	2,200	1	(25)	0	(24)

BPS	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	5,800	(3)	(15)	0	(18)
	Pay	1-Year BRL-CDI	12.560%	01/04/2021		20,600	67	108	175	0
	Pay	3-Month USD-CPURNSA Index	1.560%	11/05/2016	$	1,400	0	(23)	0	(23)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		1,700	0	(40)	0	(40)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		8,700	20	(472)	0	(452)

CBK	Pay	1-Month GBP-UKRPI	3.170%	12/08/2024	GBP	1,300	0	27	27	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		300	(10)	29	19	0
	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/15/2019	EUR	400	(1)	(10)	0	(11)

DUB	Receive	3-Month USD-CPURNSA Index	1.728%	12/19/2015	$	5,100	0	(100)	0	(100)
	Receive	3-Month USD-CPURNSA Index	0.070%	12/22/2015		2,300	0	(4)	0	(4)
	Pay	3-Month USD-CPURNSA Index	1.485%	11/19/2016		28,300	0	(425)	0	(425)
	Pay	3-Month USD-CPURNSA Index	1.480%	11/20/2016		4,500	0	(67)	0	(67)
	Pay	3-Month USD-CPURNSA Index	1.473%	11/21/2016		3,800	0	(56)	0	(56)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		1,200	0	(29)	0	(29)
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016		4,700	0	(115)	0	(115)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		1,200	10	(113)	0	(103)
	Receive	3-Month USD-CPURNSA Index	2.560%	05/08/2023		13,100	0	(1,125)	0	(1,125)

FBF	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	100	2	(1)	1	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		800	(7)	58	51	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		100	0	9	9	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		100	0	2	2	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	3,700	(2)	(10)	0	(12)

GLM	Pay	1-Month GBP-UKRPI	3.125%	12/10/2024	GBP	800	1	9	10	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044		300	0	27	27	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		400	0	8	8	0
	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	3,100	(5)	(13)	0	(18)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		2,900	(2)	(7)	0	(9)
	Pay	3-Month EUR-EXT-CPI Index	0.900%	10/15/2019	EUR	400	(1)	(7)	0	(8)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017	$	2,900	0	(147)	0	(147)

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	300	2	21	23	0
	Pay	3-Month EUR-EXT-CPI Index	0.700%	12/15/2018	EUR	400	0	(6)	0	(6)

MYC	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	200	2	11	13	0
	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	3,200	(6)	(12)	0	(18)
	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019	EUR	1,100	0	(22)	0	(22)
	Pay	3-Month USD-CPURNSA Index	1.533%	11/07/2016	$	13,500	1	(218)	0	(217)

UAG	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019	EUR	1,100	1	(23)	0	(22)
	Pay	28-Day MXN-TIIE	5.630%	10/11/2021	MXN	63,600	13	(42)	0	(29)
	Pay	28-Day MXN-TIIE	5.675%	11/09/2021		37,500	0	(13)	0	(13)

							$79	$(2,705)	$487	$(3,113)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	BCOMTR Index †	255,237	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	$	56,432	$(2,805)	$0	$(2,805)

CBK	Receive	BCOMTR Index †	52,128	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		11,525	(573)	0	(573)
	Receive	MOTT3002 Index †	48,060	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		11,625	(580)	0	(580)

DUB	Receive	BCOMTR Index †	161,967	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		35,810	(1,254)	0	(1,254)

FBF	Receive	BCOMTR Index †	128,716	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		28,458	(1,414)	0	(1,414)

GLM	Receive	BCOMTR Index †	229,892	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		50,828	(2,526)	0	(2,526)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Pay/Receive (7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Receive	BCOMTR Index †	75,087	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	$	16,601	$(825)	$0	$(825)
	Receive	JMABNIC0 Index †	5,035	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		2,838	(113)	0	(113)
	Receive	JMABNICP Index †	19,944	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		11,031	(440)	0	(440)

MAC	Receive	BCOMTR Index †	114,062	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		25,219	(1,253)	0	(1,253)

MYC	Receive	BCOMTR Index †	241,799	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		53,461	(2,657)	0	(2,657)
	Receive	MOTT3001 Index †	234,163	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		56,759	(2,821)	0	(2,821)
	Receive	MOTT3002 Index †	412,422	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		99,153	(4,947)	0	(4,947)

								$(22,208)	$0	$(22,208)

(7)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	GOLDLNPM Index †	3.098%	08/03/2015	$	284	$0	$(1)	$0	$(1)
	Receive	SLVRLND Index †	6.452%	08/03/2015		197	0	7	7	0

CBK	Pay	SPGCCLP Index †	4.080%	05/14/2015		142	0	(18)	0	(18)
	Pay	SPGCCLP Index †	4.580%	05/14/2015		134	0	(16)	0	(16)

DUB	Pay	SPGCCLP Index †	4.623%	05/14/2015		130	0	(15)	0	(15)
	Pay	SPGCCLP Index †	6.376%	11/17/2015		150	0	(27)	0	(27)
	Receive	WTI Crude December Futures †	4.203%	11/17/2015		180	0	25	25	0
	Receive	WTI Crude June Futures †	2.772%	05/14/2015		181	0	19	19	0
	Receive	WTI Crude June Futures †	3.240%	05/14/2015		307	0	30	30	0

GST	Pay	Brent Crude February Futures †	11.560%	01/12/2015		147	0	(13)	0	(13)
	Pay	DJUBS Index †	1.960%	02/03/2015		205	0	(3)	0	(3)
	Pay	GOLDLNPM Index †	6.126%	11/25/2015		170	0	4	4	0
	Receive	SLVRLND Index †	10.890%	11/25/2015		130	0	(1)	0	(1)
	Pay	SPGCGCP Index †	2.723%	06/11/2015		338	0	0	0	0
	Receive	SPGSSIP Index †	5.760%	06/11/2015		233	0	6	6	0
	Pay	WTI Crude February Futures †	11.662%	01/14/2015		146	0	(25)	0	(25)
	Pay	WTI Crude February Futures †	28.302%	01/14/2015		31	0	2	2	0

MYC	Pay	GOLDLNPM Index †	3.276%	09/18/2015		276	0	(1)	0	(1)
	Pay	GOLDLNPM Index †	5.406%	04/21/2016		910	0	13	13	0
	Receive	SLVRLND Index †	5.382%	09/18/2015		216	0	10	10	0
	Receive	SLVRLND Index †	9.151%	04/21/2016		700	0	9	9	0

SOG	Pay	SPGCCLP Index †	4.000%	05/14/2015		151	0	(20)	0	(20)
	Pay	WTI Crude February Futures †	23.040%	01/14/2015		104	0	1	1	0
	Pay	WTI Crude February Futures †	28.623%	01/14/2015		63	0	4	4	0
	Receive	WTI Crude June Futures †	2.772%	05/14/2015		172	0	18	18	0

							$0	$8	$148	$(140)

Total Swap Agreements							$(339)	$(24,768)	$716	$(25,823)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(i)	Securities with an aggregate market value of $18,347 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
PIMCO CommodityRealReturn® Strategy Portfolio
BOA	$110	$0	$122	$232	$(20)	$(2)	$(61)	$(83)	$149	$0	$149
BPS	212	0	175	387	(1)	(4)	(533)	(538)	(151)	381	230
BRC	72	0	0	72	(90)	0	0	(90)	(18)	0	(18)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
CBK	$63	$0	$46	$109	$(391)	$(5)	$(39)	$(435)	$(326)	$267	$(59)
DUB	64	67	0	131	(71)	(280)	(2,086)	(2,437)	(2,306)	2,324	18
FBF	112	0	63	175	(19)	0	(12)	(31)	144	0	144
GLM	63	0	45	108	(2)	0	(182)	(184)	(76)	0	(76)
GST	0	0	0	0	0	(1)	(82)	(83)	(83)	0	(83)
HUS	313	0	0	313	(71)	0	0	(71)	242	(280)	(38)
JPM	2,036	0	23	2,059	(9)	(12)	(111)	(132)	1,927	(1,414)	513
MSB	156	0	0	156	(24)	0	0	(24)	132	0	132
MYC	0	376	13	389	0	(557)	(278)	(835)	(446)	407	(39)
RBC	199	0	0	199	(701)	0	0	(701)	(502)	571	69
SCX	10	0	0	10	0	0	0	0	10	0	10
UAG	259	0	0	259	(400)	0	(64)	(464)	(205)	0	(205)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
BOA	0	0	55	55	0	0	(2,806)	(2,806)	(2,751)	1,820	(931)
BPS	0	0	9	9	0	(4)	(3)	(7)	2	0	2
CBK	0	0	4	4	0	0	(1,187)	(1,187)	(1,183)	621	(562)
DUB	0	0	74	74	0	0	(1,296)	(1,296)	(1,222)	1,092	(130)
FBF	0	0	0	0	0	0	(1,414)	(1,414)	(1,414)	719	(695)
GLM	0	0	0	0	(25)	0	(2,526)	(2,551)	(2,551)	1,697	(854)
GST	0	0	25	25	0	(1)	(42)	(43)	(18)	0	(18)
HUS	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	0	0	2	2	0	0	(1,383)	(1,383)	(1,381)	772	(609)
MAC	0	0	0	0	0	0	(1,269)	(1,269)	(1,269)	673	(596)
MSB	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
MYC	0	11	37	48	0	(22)	(10,429)	(10,451)	(10,403)	3,444	(6,959)
SOG	0	0	23	23	0	(11)	(20)	(31)	(8)	0	(8)

Total Over the Counter	$3,669	$454	$716	$4,839	$(1,830)	$(899)	$(25,823)	$(28,552)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$8	$0	$0	$0	$0	$8
Futures	357	0	0	0	92	449
Swap Agreements	0	4	0	0	24	28

	$365	$4	$0	$0	$116	$485

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,669	$0	$3,669
Purchased Options	11	0	0	0	443	454
Swap Agreements	229	0	0	0	487	716

	$240	$0	$0	$3,669	$930	$4,839

	$605	$4	$0	$3,669	$1,046	$5,324

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$123	$0	$0	$0	$0	$123
Futures	284	0	4	0	18	306
Swap Agreements	0	1	0	0	82	83

	$407	$1	$4	$0	$100	$512

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,830	$0	$1,830
Written Options	38	8	0	123	730	899
Swap Agreements	22,375	335	0	0	3,113	25,823

	$22,413	$343	$0	$1,953	$3,843	$28,552

	$22,820	$344	$4	$1,953	$3,943	$29,064

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

December 31, 2014

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(7)	$(7)
Written Options	293	0	0	0	17	310
Futures	(423)	0	0	0	578	155
Swap Agreements	0	223	0	0	(4,155)	(3,932)

	$(130)	$223	$0	$0	$(3,567)	$(3,474)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,445	$0	$11,445
Purchased Options	(1)	0	0	0	(396)	(397)
Written Options	106	126	0	370	952	1,554
Swap Agreements	(74,900)	66	37	0	1,121	(73,676)

	$(74,795)	$192	$37	$11,815	$1,677	$(61,074)

	$(74,925)	$415	$37	$11,815	$(1,890)	$(64,548)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(1)	$0	$0	$0	$0	$(1)
Written Options	85	0	0	0	7	92
Futures	125	0	(4)	0	525	646
Swap Agreements	0	4	0	0	(7,977)	(7,973)

	$209	$4	$(4)	$0	$(7,445)	$(7,236)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,629	$0	$1,629
Purchased Options	1	0	0	0	(52)	(51)
Written Options	(35)	14	0	(75)	(647)	(743)
Swap Agreements	(19,321)	129	(5)	0	(1,796)	(20,993)

	$(19,355)	$143	$(5)	$1,554	$(2,495)	$(20,158)

	$(19,146)	$147	$(9)	$1,554	$(9,940)	$(27,394)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$23,905	$175	$24,080
Industrials	0	2,088	145	2,233
Utilities	0	9,297	0	9,297
U.S. Government Agencies	0	20,367	0	20,367
U.S. Treasury Obligations	0	423,392	0	423,392
Mortgage-Backed Securities	0	23,571	294	23,865
Asset-Backed Securities	0	18,744	2,911	21,655
Sovereign Issues	0	62,489	0	62,489
Exchange-Traded Funds	624	0	0	624
Short-Term Instruments
Certificates of Deposit	0	10,543	0	10,543
Repurchase Agreements	0	58,116	0	58,116
Mexico Treasury Bills	0	19,954	0	19,954
U.S. Treasury Bills	0	22,550	0	22,550
	$624	$695,016	$3,525	$699,165

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,549	$0	$0	$1,549

Total Investments	$2,173	$695,016	$3,525	$700,714

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(38,973)	$0	$(38,973)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	457	28	0	485
Over the counter	0	4,839	0	4,839
	$457	$4,867	$0	$5,324

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(429)	(83)	0	(512)
Over the counter	0	(28,547)	(5)	(28,552)
	$(429)	$(28,630)	$(5)	$(29,064)

Totals	$2,201	$632,280	$3,520	$638,001

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class, Advisor Class, and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the

Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are, if any, translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Consolidated Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement

of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

and details of significant unobservable inputs, have been included in the Consolidated Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S.

dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally

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cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants.

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Notes to Financial Statements (Cont.)

These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors  (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

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Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$289,665	$22,711	$(312,360)	$(17)	$17	$16	$11	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$37	$612,698	$(611,160)	$(42)	$0	$1,533	$99	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

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Notes to Financial Statements (Cont.)

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying

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instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options   The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Commodity Futures Contracts   The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise for a Commodity Option will not include physical delivery of the underlying commodity but will rather settle the amount of the difference between the current market value of the underlying futures contract and the strike price directly into the Portfolio’s custody account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions   The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions   The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options   The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices   The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

(d) Swap Agreements   The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate

ANNUAL REPORT	DECEMBER 31, 2014	35

Notes to Financial Statements (Cont.)

(“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements   The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements   Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take

36	PIMCO VARIABLE INSURANCE TRUST

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an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements   The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements   The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an

ANNUAL REPORT	DECEMBER 31, 2014	37

Notes to Financial Statements (Cont.)

underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

Variance Swap Agreements   The Portfolio may invest in variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings,

38	PIMCO VARIABLE INSURANCE TRUST

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changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks   The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements   The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral.

ANNUAL REPORT	DECEMBER 31, 2014	39

Notes to Financial Statements (Cont.)

The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Portfolio I, Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2014 of the Commodity Subsidiary to the Portfolio (amounts in thousands†).

Date of Incorporation	07/21/2006
Subscription Agreement	08/01/2006
Portfolio Net Assets	$430,464
Subsidiary % of Portfolio Net Assets	7.7%
Subsidiary Financial Statement Information
Total assets	$82,782
Total liabilities	49,656
Net assets	$33,126
Total income	498
Net investment income (loss)	(323)
Net realized gain (loss)	(74,893)
Net change in unrealized appreciation (depreciation)	(20,164)
Increase (decrease) in net assets resulting from operations	$(95,380)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from

40	PIMCO VARIABLE INSURANCE TRUST

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the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses   The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver by PIMCO. For the period ended December 31, 2014, the amount was $814,895.

ANNUAL REPORT	DECEMBER 31, 2014	41

Notes to Financial Statements (Cont.)

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolio under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Purchases	Sales
$25,245	$2,018

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$879,779	$962,549	$126,304	$84,313

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13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	474	$3,000	206	$1,332
Administrative Class	15,933	94,644	22,767	145,818
Advisor Class	5,842	35,813	6,020	39,184
Class M	5	26	0	0
Issued as reinvestment of distributions
Institutional Class	2	12	1	8
Administrative Class	276	1,628	1,382	9,149
Advisor Class	68	400	350	2,343
Class M	0	0	0	0
Cost of shares redeemed
Institutional Class	(225)	(1,382)	(20)	(134)
Administrative Class	(35,451)	(209,253)	(23,024)	(147,293)
Advisor Class	(3,705)	(22,789)	(3,558)	(23,171)
Class M	0	0	0	0
Net increase (decrease) resulting from Portfolio share transactions	(16,781)	$(97,901)	4,124	$27,236

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 31% of the Portfolio. One shareholder is a related party and comprises 20% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014 the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily

ANNUAL REPORT	DECEMBER 31, 2014	43

Notes to Financial Statements (Cont.)

in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$17,963	$—	$(21,853)	$(110)	$(17,933)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected Securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2014, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$1,997	$15,936

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$714,541	$3,795	$(17,623)	$(13,828)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Treasury Inflation-Protected securities, and sale/buyback transactions.

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$2,040	$—	$—
12/31/2013	$11,370	$130	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO CommodityRealReturn® Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows and the financial highlights (consolidated) for the Administrative Class present fairly, in all material respects, the financial position of PIMCO CommodityRealReturn® Strategy Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

46	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MSC	Morgan Stanley & Co., Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	JPS	JPMorgan Securities, Inc.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MAC	Macquarie Bank Limited	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	INR	Indian Rupee	PLN	Polish Zloty
CAD	Canadian Dollar	JPY	Japanese Yen	USD ($)	United States Dollar
COP	Colombian Peso	MXN	Mexican Peso	KRW	South Korean Won
EUR	Euro	MYR	Malaysian Ringgit	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over the Counter
COMEX	Commodity Exchange, Inc.

Index Abbreviations:
BCOMTR	Bloomberg Commodity Index Total Return	JMABNIC0	JPMorgan Nic 0 Custom Index	SPGCCLP	S&P Goldman Sachs Commodity Crude Oil Index
CDX.HY	Credit Derivatives Index - High Yield	JMABNICP	JPMorgan Nic P Custom Index	SPGCENP	S&P GSCI Energy Official Close Index ER
CPI	Consumer Price Index	LLSBRT 1H15	1st Half 2015 LLS-Brent Spread Calendar Swap	SPGCGCP	S&P GSCI Gold Official Close Index ER
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	LLSBRT CAL15	2015 LLS-Brent Spread Calendar Swap	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
DTDBRTCO	Dated Brent Crack Calendar Swap	MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return	SPGSSIP	S&P GSCI Silver Index Excess Return
EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	MOTT3002	Modified Post-Roll Dow Jones-UBS Commodity IndexSM Total Return	UKRPI	United Kingdom Retail Price Index
GOLDLNPM	London Gold Market Fixing Ltd. PM	NAPCO	Naphtha Crack Spread	ULSD	Ultra-Low Sulfur Diesel
JETNWECO	NWE CIF Jet Fuel Crack Spread	SLVRLND	London Silver Market Fixing Ltd.

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	TBD	To Be Determined
CLO	Collateralized Loan Obligation	oz.	Ounce	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit	YOY	Year-Over-Year
MSCI	Morgan Stanley Capital International

ANNUAL REPORT	DECEMBER 31, 2014	47

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	49

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

50	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	53

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	55

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT09AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO CommodityRealReturn® Strategy Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, tax risk, subsidiary risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Return chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You

ANNUAL REPORT	DECEMBER 31, 2014	5

Important Information About the Portfolio (Cont.)

may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	60.4%
Short-Term Instruments‡	16.1%
Sovereign Issues	8.9%
Corporate Bonds & Notes	5.1%
Mortgage-Backed Securities	3.4%
Other	6.1%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	Class Inception (04/30/2012)
PIMCO CommodityRealReturn® Strategy Portfolio Institutional Class	-18.35%	-12.03%
Bloomberg Commodity Index Total Return±	-17.01%	-10.68%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 0.94% for Institutional Class shares.

± Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index. Prior to June 30, 2014, the Bloomberg Commodity Index Total Return was named Dow Jones-UBS Commodity Index Total Return.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$742.40	$1,021.34
Expenses Paid During Period†	$3.49	$4.05
Net Annualized Expense Ratio††	0.79%	0.79%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities. Commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

»	Exposure to commodities detracted from absolute returns as commodity prices generally declined over the reporting period.

»

The Portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral for the commodities exposure, benefited relative performance as U.S. TIPS outperformed the assumed U.S. Treasury Bill collateral rate embedded in the Bloomberg Commodity Index Total Return.

»	Exposure to Australian real duration (or sensitivity to changes in real interest rates) benefited relative performance as Australian real yields declined over the reporting period.

»	Exposure to Italian real duration benefited relative performance as Italian real yields declined over the reporting period.

»	Underweight exposure to the two- to three-year portion of the real yield curve benefited relative performance as two- to three-year real yields rose over the reporting period.

»	Short exposure to longer-maturity nominal U.S. interest rates detracted from relative performance as nominal yields declined in the U.S. over the reporting period.

»	Short exposure to longer-maturity nominal European interest rates detracted from relative performance as interest rates declined in this region over the reporting period.

ANNUAL REPORT	DECEMBER 31, 2014	7

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Selected Per Share Data for the Year or Period Ended:	12/31/2014	12/31/2013	04/30/2012-12/31/2012

Institutional Class
Net asset value beginning of year or period	$5.96	$7.10	$7.40
Net investment income (a)	0.06	0.06	0.14
Net realized/unrealized (loss)	(1.15)	(1.08)	(0.01)
Net increase (decrease) from investment operations	(1.09)	(1.02)	0.13
Dividends from net investment income	(0.03)	(0.12)	(0.18)
Distributions from net realized capital gains	0.00	0.00	(0.25)
Total distributions	(0.03)	(0.12)	(0.43)
Net asset value end of year or period	$4.84	$5.96	$7.10
Total return	(18.35)%	(14.55)%	1.75%
Net assets end of year or period (000s)	$2,233	$1,252	$166
Ratio of expenses to average net assets	0.78%	0.82%	0.85%*
Ratio of expenses to average net assets excluding waivers	0.91%	0.94%	0.99%*
Ratio of expenses to average net assets excluding interest expense	0.74%	0.74%	0.74%*
Ratio of expenses to average net assets excluding interest expense and waivers	0.87%	0.86%	0.88%*
Ratio of net investment income to average net assets	1.08%	0.92%	2.92%*
Portfolio turnover rate	151%	57%	77%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$699,165
Investments in Affiliates	1,549
Financial Derivative Instruments
Exchange-traded or centrally cleared	485
Over the counter	4,839
Cash	82
Deposits with counterparty	1,893
Foreign currency, at value	518
Receivable for investments sold	173,347
Receivable for Portfolio shares sold	2,997
Interest and dividends receivable	2,665
Dividends receivable from Affiliates	64
Reimbursement receivable from PIMCO	25
887,629

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$353,967
Payable for short sales	38,973
Financial Derivative Instruments
Exchange-traded or centrally cleared	512
Over the counter	28,552
Payable for investments purchased	32,087
Payable for investments in Affiliates purchased	64
Deposits from counterparty	1,700
Payable for Portfolio shares redeemed	497
Accrued investment advisory fees	210
Accrued supervisory and administrative fees	105
Accrued distribution fees	29
Accrued servicing fees	41
Other liabilities	428
457,165

Net Assets	$430,464

Net Assets Consist of:
Paid in capital	$452,396
Undistributed net investment income	37,742
Accumulated net realized (loss)	(18,681)
Net unrealized (depreciation)	(40,993)
$430,464

Net Assets:
Institutional Class	$2,233
Administrative Class	302,303
Advisor Class	125,905
Class M	23

Shares Issued and Outstanding:
Institutional Class	461
Administrative Class	62,193
Advisor Class	25,622
Class M	5

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$4.84
Administrative Class	4.86
Advisor Class	4.91
Class M	4.86

Cost of Investments in Securities	$711,575
Cost of Investments in Affiliates	$1,549
Cost of Foreign Currency Held	$522
Proceeds Received on Short Sales	$38,872
Cost or Premiums of Financial Derivative Instruments, net	$(1,035)

* Includes repurchase agreements of:	$58,116

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest, net of foreign taxes*	$11,321
Dividends	2
Dividends from Investments in Affiliates	110
Total Income	11,433

Expenses:
Investment advisory fees	3,568
Supervisory and administrative fees	1,762
Servicing fees - Administrative Class	686
Distribution and/or servicing fees - Advisor Class	376
Trustee fees	7
Interest expense	248
Total Expenses	6,647
Waiver and/or Reimbursement by PIMCO	(815)
Net Expenses	5,832

Net Investment Income	5,601

Net Realized (Loss):
Investments in securities	(2,823)
Investments in Affiliates	(59)
Exchange-traded or centrally cleared financial derivative instruments	(3,474)
Over the counter financial derivative instruments	(61,074)
Foreign currency	(208)
Net Realized (Loss)	(67,638)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(10,250)
Investments in Affiliates	17
Exchange-traded or centrally cleared financial derivative instruments	(7,236)
Over the counter financial derivative instruments	(20,158)
Foreign currency assets and liabilities	(88)
Net Change in Unrealized (Depreciation)	(37,715)
Net (Loss)	(105,353)

Net Decrease in Net Assets Resulting from Operations	$(99,752)

* Foreign tax withholdings	$2

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

(Decrease) in Net Assets from:

Operations:
Net investment income	$5,601	$3,507
Net realized (loss)	(67,638)	(81,990)
Net change in unrealized (depreciation)	(37,715)	(28,320)
Net (decrease) in net assets resulting from operations	(99,752)	(106,803)

Distributions to Shareholders:
From net investment income
Institutional Class	(12)	(8)
Class M	(0)	0
Administrative Class	(1,628)	(9,149)
Advisor Class	(400)	(2,343)

Total Distributions	(2,040)	(11,500)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(97,901)	27,236

Total (Decrease) in Net Assets	(199,693)	(91,067)

Net Assets:
Beginning of year	630,157	721,224
End of year*	$430,464	$630,157

* Including undistributed net investment income of:	$37,742	$4,017

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Cash flows provided by operating activities:

Net (decrease) in net assets resulting from operations	$(99,752)

Adjustments to reconcile net (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(1,011,688)
Proceeds from sales of long-term securities	1,103,069
Proceeds from sales of short-term portfolio investments, net	269,251
(Increase) in deposits with counterparty	(114)
(Increase) in receivable for investments sold	(108,352)
Decrease in interest and dividends receivable	81
(Increase) in exchange-traded or centrally cleared derivatives	(10,324)
(Increase) in over the counter derivatives	(60,909)
Decrease in reimbursement receivable from PIMCO	33
Increase in payable for investments purchased	29,561
(Decrease) in deposits from counterparty	(4,729)
(Decrease) in accrued investment advisory fees	(96)
(Decrease) in accrued supervisory and administrative fees	(46)
(Decrease) in accrued distribution fee	(1)
(Decrease) in accrued servicing fee	(20)
Proceeds from on short sales transactions, net	31,420
Payments on currency transactions	(296)
Increase in other liabilities	5
Net Realized (Gain)
Investments in securities	2,823
Investments in Affiliates	59
Exchange-traded or centrally cleared financial derivative instruments	3,486
Over the counter financial derivative instruments	61,062
Foreign currency	208
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	10,250
Investments in Affiliates	(17)
Exchange-traded or centrally cleared financial derivative instruments	7,236
Over the counter financial derivative instruments	20,158
Foreign currency assets and liabilities	88
Net amortization (accretion) on investments	6,588
Net cash provided by operating activities	249,034

Cash flows (used for) financing activities:
Proceeds from shares sold	140,902
Payments on shares redeemed	(233,278)
Cash dividend paid*	0
Proceeds from sale-buyback transactions	2,853,886
Payments on sale-buyback transactions	(3,011,111)
Net cash (used for) financing activities	(249,601)

Net (Decrease) in Cash and Foreign Currency	(567)

Cash and Foreign Currency:
Beginning of year	1,167
End of year	$600

* Reinvestment of dividends	$2,040

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$604

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 162.4%

CORPORATE BONDS & NOTES 8.3%

BANKING & FINANCE 5.6%
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2016	EUR	200	$259
Banco Santander S.A.
6.250% due 09/11/2021 (c)		100	117
Bankia S.A.
0.285% due 01/25/2016		200	241
3.500% due 12/14/2015		1,600	1,996
3.500% due 01/17/2019		700	915
Barclays Bank PLC
2.010% due 12/21/2020	MXN	2,500	175
BNP Paribas S.A.
0.542% due 11/07/2015		$4,900	4,894
BPCE S.A.
0.802% due 11/18/2016		2,800	2,803
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	600	744
2.875% due 05/19/2016		1,400	1,732
Citigroup, Inc.
0.752% due 05/01/2017		$6,800	6,787
Depfa ACS Bank
3.875% due 11/14/2016	EUR	100	129
Eksportfinans ASA
2.375% due 05/25/2016		$800	804
Rabobank Group
4.000% due 09/10/2015	GBP	1,400	2,228
Turkiye Garanti Bankasi A/S
2.731% due 04/20/2016		$100	100
Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023		200	156

			24,080

INDUSTRIALS 0.5%
Canadian Natural Resources Ltd.
0.632% due 03/30/2016		1,200	1,198
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	800	795
Russian Railways Via RZD Capital PLC
5.739% due 04/03/2017		$100	95
Veolia Environnement S.A.
1.750% due 06/17/2015	EUR	118	145

			2,233

UTILITIES 2.2%
AT&T, Inc.
0.677% due 03/30/2017		$3,150	3,150
BellSouth Corp.
4.182% due 04/26/2021		5,200	5,252
Electricite de France S.A.
0.691% due 01/20/2017		400	402
1.150% due 01/20/2017		100	100
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		400	300
Rosneft Finance S.A.
6.625% due 03/20/2017		100	93

			9,297

Total Corporate Bonds & Notes (Cost $36,896)			35,610

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 4.7%
Fannie Mae
0.500% due 09/28/2015 †	$7	$7
0.520% due 05/25/2042	7	7
0.850% due 02/25/2041	915	926
1.315% due 10/01/2044	8	8
2.192% due 05/25/2035	68	70
2.485% due 11/01/2034	49	53
3.500% due 01/01/2045	11,000	11,462
4.918% due 07/01/2035	40	40
5.208% due 11/01/2035	45	48
5.267% due 01/01/2036	155	164
Freddie Mac
0.391% due 02/15/2019	179	180
0.430% due 08/25/2031	2	2
0.611% due 08/15/2033	828	831
1.315% due 02/25/2045	100	102
1.988% due 09/01/2036 †	275	291
2.089% due 07/01/2036 †	261	278
2.139% due 10/01/2036 †	118	124
2.371% due 01/01/2034	8	9
Freddie Mac Strips
0.611% due 09/15/2042	2,190	2,211
Ginnie Mae
0.465% due 03/20/2037	1,130	1,133
NCUA Guaranteed Notes
0.607% due 10/07/2020	711	716
0.717% due 12/08/2020	1,232	1,244
Small Business Administration
5.510% due 11/01/2027	410	461

Total U.S. Government Agencies (Cost $20,200)		20,367

U.S. TREASURY OBLIGATIONS 98.4%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (e)	61,512	61,339
0.125% due 04/15/2017 (g)	5,436	5,442
0.125% due 04/15/2018 (e)	87,239	86,966
0.125% due 04/15/2019 (i)	1,520	1,505
0.500% due 04/15/2015 (g)	24,103	23,795
0.625% due 07/15/2021 (e)	67,008	67,997
1.125% due 01/15/2021	3,907	4,068
1.250% due 07/15/2020 (e)	46,139	48,515
1.375% due 01/15/2020 (g)	6,099	6,411
1.375% due 02/15/2044 (i)	1,426	1,622
1.875% due 07/15/2019 (g)(i)	4,392	4,721
2.000% due 01/15/2016	7,477	7,590
2.000% due 01/15/2016 (g)(i)†	13,159	13,358
2.125% due 01/15/2019 (g)	2,322	2,499
2.125% due 02/15/2041 (i)	108	142
2.375% due 01/15/2017 (i)	1,525	1,600
2.375% due 01/15/2017 (g)(i)†	11,765	12,350
2.375% due 01/15/2025	3,527	4,150
2.500% due 01/15/2029 (i)	774	964
2.625% due 07/15/2017 †	59,381	63,698
3.875% due 04/15/2029 (i)†	924	1,327
U.S. Treasury Notes
2.125% due 12/31/2021 (e)	3,300	3,333

Total U.S. Treasury Obligations (Cost $432,574)		423,392

MORTGAGE-BACKED SECURITIES 5.5%
Banc of America Mortgage Trust
2.315% due 11/25/2034	88	84
2.680% due 06/25/2035	181	174

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Re-REMIC Trust
5.588% due 06/24/2050		$282	$294
BCAP LLC Trust
5.041% due 03/26/2037		488	482
5.250% due 08/26/2037		1,229	1,285
Bear Stearns Adjustable Rate Mortgage Trust
2.190% due 08/25/2035		34	35
2.515% due 03/25/2035		27	27
2.580% due 03/25/2035		107	109
2.618% due 01/25/2035		425	418
2.656% due 03/25/2035		134	131
2.970% due 01/25/2035		451	455
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035		68	68
2.280% due 09/25/2035		78	78
2.540% due 10/25/2035		683	678
2.745% due 09/25/2037 ^		656	590
Countrywide Alternative Loan Trust
0.340% due 05/25/2047		2,278	1,919
0.360% due 12/20/2046		2,043	1,564
6.000% due 02/25/2037 ^		282	225
Countrywide Home Loan Mortgage Pass-Through Trust
2.399% due 11/19/2033		6	6
2.589% due 08/25/2034		51	46
Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040		296	308
5.467% due 09/18/2039		762	794
DBUBS Mortgage Trust
3.386% due 07/10/2044		4,688	4,821
First Horizon Alternative Mortgage Securities Trust
2.207% due 06/25/2034		21	21
Granite Mortgages PLC
0.940% due 09/20/2044	GBP	130	203
Greenpoint Mortgage Funding Trust
0.440% due 11/25/2045		$12	9
GS Mortgage Securities Trust
3.849% due 12/10/2043		3,212	3,316
GSR Mortgage Loan Trust
2.814% due 01/25/2035		98	97
HarborView Mortgage Loan Trust
0.404% due 03/19/2036		69	51
IndyMac Mortgage Loan Trust
2.750% due 11/25/2035 ^		241	218
JPMorgan Mortgage Trust
2.550% due 08/25/2035		113	112
2.552% due 07/25/2035		82	83
2.636% due 02/25/2035		195	192
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		150	165
MASTR Adjustable Rate Mortgages Trust
2.639% due 11/21/2034		65	66
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.901% due 09/15/2030		242	240
Merrill Lynch Mortgage Investors Trust
1.582% due 10/25/2035		229	223
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		100	108
Morgan Stanley Capital Trust
5.908% due 06/11/2049		24	26
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		125	127
Residential Accredit Loans, Inc. Trust
1.473% due 09/25/2045		202	165
Royal Bank of Scotland Capital Funding Trust
6.040% due 12/16/2049		545	577

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sequoia Mortgage Trust
0.365% due 07/20/2036		$496	$465
Structured Adjustable Rate Mortgage Loan Trust
1.515% due 01/25/2035		19	15
2.573% due 02/25/2034		28	28
2.586% due 12/25/2034		130	127
Structured Asset Mortgage Investments Trust
0.824% due 10/19/2034		29	28
Vornado DP LLC Trust
4.004% due 09/13/2028		1,500	1,622
Wachovia Bank Commercial Mortgage Trust
0.241% due 06/15/2020		75	75
WaMu Mortgage Pass-Through Certificates Trust
0.883% due 05/25/2047		328	282
2.374% due 12/25/2035		262	242
5.142% due 08/25/2035		34	33
Wells Fargo Mortgage-Backed Securities Trust
2.490% due 06/25/2033		98	99
2.577% due 03/25/2036		266	259

Total Mortgage-Backed Securities (Cost $22,389)			23,865

ASSET-BACKED SECURITIES 5.0%
Aquilae CLO PLC
0.546% due 01/17/2023	EUR	310	373
Carrington Mortgage Loan Trust
0.490% due 10/25/2035		$19	19
Commercial Industrial Finance Corp.
0.492% due 05/10/2021		2,762	2,749
0.494% due 03/01/2021		379	378
Countrywide Asset-Backed Certificates
0.350% due 07/25/2036		873	859
0.405% due 04/25/2036		84	84
4.542% due 04/25/2036		568	578
Credit-Based Asset Servicing and Securitization LLC
0.289% due 07/25/2037		20	13
Elm CLO Ltd.
1.635% due 01/17/2023		2,100	2,100
First Franklin Mortgage Loan Trust
0.550% due 09/25/2035		389	389
0.850% due 11/25/2035		2,738	2,679
GSAMP Trust
0.240% due 12/25/2036		74	38
LCM Ltd.
0.477% due 03/21/2019		399	399
Magi Funding PLC
0.429% due 04/11/2021	EUR	106	128
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047 ^		$150	123
North Carolina State Education Assistance Authority
0.684% due 10/26/2020		278	278
OneMain Financial Issuance Trust
2.470% due 09/18/2024		2,900	2,911
Penta CLO S.A.
0.398% due 06/04/2024	EUR	837	1,003
SLM Student Loan Trust
0.274% due 04/25/2019		$2,200	2,188
1.734% due 04/25/2023		3,176	3,265

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Mortgage Loan Trust
1.656% due 04/25/2035		$460	$446
Symphony CLO Ltd.
0.472% due 05/15/2019		570	566
Wood Street CLO BV
0.433% due 03/29/2021	EUR	74	89

Total Asset-Backed Securities (Cost $20,868)			21,655

SOVEREIGN ISSUES 14.5%
Australia Government Bond
5.250% due 03/15/2019	AUD	4,300	3,941
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	100	135
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025	BRL	2,600	857
Colombian TES
3.000% due 03/25/2033 (b)	COP	1,462,226	538
France Government Bond
0.100% due 07/25/2021 (b)	EUR	2,120	2,648
0.250% due 07/25/2018 (b)		104	128
0.700% due 07/25/2030 (b)		100	132
1.600% due 07/25/2015 (b)		957	1,165
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)		2,226	2,797
2.100% due 09/15/2016 (b)		429	530
2.100% due 09/15/2017 (b)		349	439
2.100% due 09/15/2021 (b)		2,060	2,698
2.250% due 04/22/2017 (b)		2,095	2,621
2.350% due 09/15/2024 (b)		5,431	7,313
2.550% due 10/22/2016 (b)		1,696	2,122
3.100% due 09/15/2026 (b)		106	153
5.500% due 11/01/2022		100	156
Mexico Government International Bond
4.000% due 11/15/2040 (b)	MXN	5,799	443
4.000% due 11/08/2046 (b)		21,614	1,680
4.750% due 06/14/2018		9,975	675
New South Wales Treasury Corp.
2.750% due 11/20/2025	AUD	1,829	1,780
New Zealand Government Bond
2.000% due 09/20/2025	NZD	2,062	1,607
5.500% due 04/15/2023		1,800	1,588
Province of Ontario
3.450% due 06/02/2045	CAD	2,500	2,227
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	7,446	9,258
1.500% due 04/15/2016 (b)		1,977	2,412
Slovenia Government International Bond
4.700% due 11/01/2016		900	1,167
Spain Government International Bond
3.800% due 04/30/2024		5,600	8,112
5.400% due 01/31/2023		2,000	3,167

Total Sovereign Issues (Cost $66,626)			62,489

		SHARES
EXCHANGE-TRADED FUNDS 0.2%
iShares MSCI Emerging Markets ETF		9,891	389

		SHARES	MARKET VALUE (000S)
iShares U.S. Real Estate ETF		3,060	$235

Total Exchange-Traded Funds (Cost $627)			624

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 25.8%

CERTIFICATES OF DEPOSIT 2.5%
Banco Bilbao Vizcaya Argentaria S.A.
0.981% due 10/23/2015		$5,250	5,245
1.082% due 05/16/2016		3,000	2,998
Itau Unibanco Holding S.A.
1.151% due 06/04/2015		2,300	2,300

			10,543

REPURCHASE AGREEMENTS (d) 13.5%
			58,116

MEXICO TREASURY BILLS 4.6%
2.982% due 02/12/2015 - 05/14/2015 (a)	MXN	296,000	19,954

U.S. TREASURY BILLS 5.2%
0.053% due 01/08/2015 - 05/28/2015 (a)(e)(g)(i)†		$22,553	22,550

Total Short-Term Instruments (Cost $111,395)			111,163

Total Investments in Securities (Cost $711,575)			699,165

		SHARES
INVESTMENTS IN AFFILIATES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.4%
PIMCO Short-Term Floating NAV Portfolio		1,565	16
PIMCO Short-Term Floating NAV Portfolio III		154,699	1,533

Total Short-Term Instruments (Cost $1,549)			1,549

Total Investments in Affiliates (Cost $1,549)			1,549

Total Investments 162.8% (Cost $713,124)			$700,714

Financial Derivative Instruments (f)(h) (5.5%) (Cost or Premiums, net $(1,035))			(23,740)

Other Assets and Liabilities, net (57.3%)			(246,510)

Net Assets 100.0%			$430,464

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio I, Ltd., which is a 100% owned subsidiary of the Portfolio.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.100%	12/30/2014	01/05/2015	$41,250	U.S. Treasury Inflation Protected Securities 0.500% due 04/15/2015	$(42,064)	$41,250	$41,250
DEU	0.100% †	12/31/2014	01/02/2015	8,200	U.S. Treasury Bonds 3.125% due 02/15/2043	(8,368)	8,200	8,200
JPS	0.140% †	12/31/2014	01/02/2015	3,600	U.S. Treasury Notes 1.875% due 06/30/2015	(3,683)	3,600	3,600
MSC	0.150% †	12/31/2014	01/02/2015	4,800	U.S. Treasury Bonds 3.750% due 11/15/2043	(4,903)	4,800	4,800
SSB	0.000% †	12/31/2014	01/02/2015	266	Fannie Mae 2.260% due 10/17/2022	(273)	266	266

Total Repurchase Agreements						$(59,291)	$58,116	$58,116

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate		Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.170%		12/30/2014	01/05/2015	$(41,975)	$(41,964)
	0.280%		12/02/2014	01/02/2015	(40,081)	(40,087)
	0.290%		12/04/2014	01/14/2015	(233)	(233)
	0.300%		12/29/2014	01/12/2015	(1,612)	(1,611)
	0.302%		12/05/2014	01/16/2015	(8,164)	(8,109)
	0.340%		12/09/2014	01/16/2015	(23,888)	(23,853)
	0.420%		12/30/2014	01/06/2015	(1,534)	(1,533)
	0.430%		12/31/2014	01/07/2015	(7,406)	(7,399)
BPG	0.200%		01/02/2015	02/02/2015	(19,047)	(18,950)
FOB	0.201%		01/05/2015	01/30/2015	(68,488)	(68,014)
	0.202%		01/05/2015	01/30/2015	(5,468)	(5,389)
	0.270	% †	12/17/2014	01/08/2015	(28,474)	(28,469)
GSC	0.320%		12/31/2014	01/07/2015	(3,330)	(3,331)
	0.384%		12/18/2014	01/29/2015	(1,252)	(1,236)
TDM	0.180%		11/06/2014	01/05/2015	(73,326)	(73,339)
	0.220%		01/02/2015	01/06/2015	(20,429)	(20,415)
	0.330%		12/16/2014	01/27/2015	(10,069)	(10,035)

Total Sale-Buyback Transactions						$(353,967)

(2)

As of December 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2014 was $169,597 at a weighted average interest rate of 0.141%.

(3)	Payable for sale-buyback transactions includes $(542) of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	01/01/2045	$ 16,000	$(16,609)	$(16,672)
Fannie Mae	3.500%	02/01/2045	15,000	(15,546)	(15,589)
Fannie Mae	5.500%	01/01/2045	6,000	(6,717)	(6,712)

Total Short Sales				$(38,872)	$(38,973)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(e)	Securities with an aggregate market value of $352,750 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO CommodityRealReturn® Strategy Portfolio
Global/Master Repurchase Agreement
BCY	$41,250	$0	$0	$0	$41,250	$(42,064)	$(814)

Master Securities Forward Transaction Agreement
BCY	0	0	(124,789)	0	(124,789)	124,403	(386)
BPG	0	0	(18,950)	0	(18,950)	19,008	58
FOB	0	0	(75,646)	0	(75,646)	75,606	(40)
GSC	0	0	(4,567)	0	(4,567)	4,564	(3)
TDM	0	0	(103,789)	0	(103,789)	103,349	(440)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
DEU	8,200	0	0	0	8,200	(8,368)	(168)
JPS	3,600	0	0	0	3,600	(3,683)	(83)
MSC	4,800	0	0	0	4,800	(4,904)	(104)
SSB	266	0	0	0	266	(273)	(7)

Master Securities Forward Transaction Agreement
FOB	0	0	(26,226)	0	(26,226)	25,820	(406)

Total Borrowings and Other Financing Transactions	$58,116	$0	$(353,967)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT Wheat March Futures †	$575.000	02/20/2015	10	$9	$8

Total Purchased Options				$9	$8

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT Corn February Futures †	$435.000	01/23/2015	11	$(2)	$(1)
Put - CBOT Corn March Futures †	370.000	02/20/2015	15	(9)	(4)
Put - CBOT Soybean February Futures †	1,000.000	01/23/2015	3	(1)	(2)
Call - CBOT Soybean February Futures †	1,100.000	01/23/2015	3	(1)	(1)
Call - COMEX Gold 100 oz. February Futures †	1,250.000	01/27/2015	14	(10)	(5)
Call - COMEX Gold 100 oz. March Futures †	1,250.000	02/24/2015	1	(1)	(1)
Call - EOP Euro-Mill Wheat March Futures †	185.000	02/16/2015	5	(3)	(5)
Put - EOP Euro-Mill Wheat March Futures †	185.000	02/16/2015	5	(2)	(1)
Call - NYMEX Crude European Style April Futures †	68.000	03/17/2015	17	(28)	(13)
Put - NYMEX Henry Hub Natural Gas April Futures †	3,000.000	03/26/2015	3	(3)	(9)
Call - NYMEX Henry Hub Natural Gas April Futures †	3,700.000	03/26/2015	3	(2)	(1)
Call - NYMEX WTI Crude April Futures †	68.000	03/17/2015	76	(125)	(58)
Call - NYMEX WTI Crude February Futures †	74.000	01/14/2015	4	(3)	0
Call - NYMEX WTI Crude February Futures	75.000	01/14/2015	14	(13)	0
Call - NYMEX WTI Crude March Futures †	67.000	02/17/2015	6	(6)	(2)
Call - NYMEX WTI-Brent Crude Spread March Futures †	3.000	02/11/2015	3	(2)	(2)
Call - NYMEX WTI-Brent Crude Spread March Futures †	6.000	02/11/2015	8	(7)	(17)
Put - NYMEX WTI-Brent Crude Spread March Futures †	8.000	02/11/2015	3	(2)	(1)
Put - NYMEX WTI-Brent Crude Spread March Futures †	14.000	02/11/2015	8	(7)	0

				$(227)	$(123)

Total Written Options				$(227)	$(123)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	52	$(1)	$0	$(2)
90-Day Eurodollar June Futures	Short	06/2015	158	(0)	0	(2)
90-Day Eurodollar June Futures	Short	06/2016	52	0	0	(1)
90-Day Eurodollar March Futures	Short	03/2016	52	1	0	(1)
90-Day Eurodollar September Futures	Short	09/2015	134	4	0	(2)
90-Day Eurodollar September Futures	Short	09/2016	52	(1)	0	(2)
Brent Crude December Futures †	Long	11/2015	13	(87)	0	(2)
Brent Crude December Futures †	Long	10/2016	11	1	0	(4)
Brent Crude June Futures †	Long	05/2015	16	(32)	0	(5)
Brent Crude June Futures †	Short	04/2016	11	9	3	0
Brent Crude March Futures †	Short	01/2016	17	260	4	0
Brent Crude September Futures †	Short	08/2015	17	296	3	0
Cocoa March Futures †	Short	03/2015	15	(5)	9	0
Cocoa May Futures †	Long	05/2015	15	(8)	0	(9)
Corn March Futures †	Short	03/2015	6	(4)	3	0
E-mini S&P 500 Index March Futures	Long	03/2015	3	(4)	0	(4)
Euro-Bund 10-Year Bond March Futures	Short	03/2015	129	(414)	0	(8)
Euro-Mill Wheat December Futures †	Long	12/2015	13	0	1	0
Euro-Mill Wheat March Futures †	Long	03/2015	49	(8)	2	0
Gold 100 oz. February Futures †	Short	02/2015	4	2	7	0
Hard Red Spring Wheat July Futures †	Long	07/2015	2	(1)	0	(1)
Hard Red Spring Wheat March Futures †	Long	03/2015	16	23	0	(4)
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	9	(19)	0	(2)
Henry Hub Natural Gas Swap April Futures †	Long	03/2019	3	(4)	0	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	9	(17)	0	(2)
Henry Hub Natural Gas Swap August Futures †	Long	07/2019	3	(4)	0	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	9	(10)	0	(2)
Henry Hub Natural Gas Swap December Futures †	Long	11/2019	3	(5)	0	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	9	(14)	0	(3)
Henry Hub Natural Gas Swap February Futures †	Long	01/2019	3	(4)	0	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	9	(14)	0	(3)
Henry Hub Natural Gas Swap January Futures †	Long	12/2018	3	(4)	0	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	9	(17)	0	(2)
Henry Hub Natural Gas Swap July Futures †	Long	06/2019	3	(4)	0	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	9	(18)	0	(2)
Henry Hub Natural Gas Swap June Futures †	Long	05/2019	3	(5)	0	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	9	(15)	0	(2)
Henry Hub Natural Gas Swap March Futures †	Long	02/2019	3	(4)	0	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	9	(19)	0	(2)
Henry Hub Natural Gas Swap May Futures †	Long	04/2019	3	(4)	0	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	9	(14)	0	(2)
Henry Hub Natural Gas Swap November Futures †	Long	10/2019	3	(5)	0	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	9	(16)	0	(2)
Henry Hub Natural Gas Swap October Futures †	Long	09/2019	3	(5)	0	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	9	(17)	0	(2)
Henry Hub Natural Gas Swap September Futures †	Long	08/2019	3	(5)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap April Futures †	Long	04/2015	2	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	Long	08/2015	1	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2015	1	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap February Futures †	Long	02/2015	2	(2)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap January Futures †	Long	01/2015	2	(2)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2015	1	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap June Futures †	Long	06/2015	2	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap March Futures †	Long	03/2015	2	(2)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap May Futures †	Long	05/2015	2	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2015	1	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2015	1	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	Long	09/2015	1	(1)	0	0
Natural Gas April Futures †	Short	03/2015	55	469	90	0
Natural Gas April Futures †	Short	03/2016	7	30	7	0
Natural Gas February Futures †	Short	01/2015	1	1	1	0
Natural Gas January Futures †	Short	12/2015	7	42	8	0
Natural Gas July Futures †	Long	06/2015	20	(94)	0	(28)
Natural Gas March Futures †	Short	02/2015	33	340	66	0
Natural Gas March Futures †	Long	02/2016	14	(75)	0	(15)
Natural Gas May Futures †	Long	04/2015	68	(617)	0	(100)
New York Harbor ULSD August Futures †	Short	08/2015	1	22	0	0
New York Harbor ULSD December Futures †	Long	11/2015	16	(300)	0	(5)
New York Harbor ULSD February Futures †	Short	01/2015	4	32	1	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
New York Harbor ULSD July Futures †	Short	07/2015	1	$22	$0	$0
New York Harbor ULSD June Futures †	Short	05/2015	16	324	3	0
New York Harbor ULSD March Futures †	Long	02/2015	4	(23)	0	(1)
New York Harbor ULSD September Futures †	Short	09/2015	1	21	0	0
Platinum April Futures †	Long	04/2015	4	(0)	0	(2)
RBOB Calendar Swap August Futures †	Long	08/2015	1	(19)	0	0
RBOB Calendar Swap July Futures †	Long	07/2015	1	(18)	0	0
RBOB Calendar Swap September Futures †	Long	09/2015	1	(23)	0	0
RBOB Gasoline April Futures †	Short	03/2015	4	59	0	0
RBOB Gasoline December Futures †	Long	11/2015	5	(147)	0	(1)
RBOB Gasoline March Futures †	Long	02/2015	4	(43)	0	0
RBOB Gasoline vs. Brent Crack Spread August Futures †	Long	08/2015	1	1	0	0
RBOB Gasoline vs. Brent Crack Spread July Futures †	Long	07/2015	1	2	0	0
RBOB Gasoline vs. Brent Crack Spread September Futures †	Long	09/2015	1	(4)	0	0
Soybean July Futures †	Short	07/2015	19	20	19	0
Soybean Meal July Futures †	Short	07/2015	10	(3)	5	0
Soybean Meal May Futures †	Long	05/2015	10	5	0	(6)
Soybean November Futures †	Long	11/2015	19	(15)	0	(15)
Sugar No. 11 March Futures †	Short	02/2015	30	147	3	0
U.S. Treasury 10-Year Note March Futures	Long	03/2015	284	126	70	0
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	77	(58)	22	0
Wheat December Futures †	Long	12/2015	10	(3)	0	(5)
Wheat July Futures †	Short	07/2015	17	(12)	8	0
Wheat March Futures †	Short	03/2015	34	(33)	21	0
White Sugar March Futures †	Long	02/2015	30	(104)	6	0
WTI Crude December Futures †	Short	11/2015	55	1,277	12	0
WTI Crude December Futures †	Short	11/2016	37	906	3	0
WTI Crude December Futures †	Short	11/2017	1	(4)	0	0
WTI Crude December Futures †	Long	11/2018	1	4	0	0
WTI Crude February Futures †	Short	01/2015	14	151	12	0
WTI Crude June Futures †	Short	05/2015	49	636	30	0
WTI Crude June Futures †	Long	05/2016	63	(1,708)	0	(8)
WTI Crude March Futures †	Short	02/2015	36	200	30	0
WTI Crude October Futures †	Long	09/2015	31	(69)	0	(10)
WTI Crude September Futures †	Long	08/2015	97	(1,510)	0	(37)

Total Futures Contracts				$(272)	$449	$(306)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$ 4,200	$267	$3	$4	$0
iTraxx Europe 22 5-Year Index	1.000%	12/20/2019	EUR 550	12	0	0	(1)

				$279	$3	$4	$(1)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$	5,800	$(70)	$(417)	$0	$(8)
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		9,100	(2,044)	(1,613)	0	(15)
Receive	3-Month USD-LIBOR	3.500%	12/17/2044		11,200	(1,936)	(1,599)	0	(17)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045	EUR	6,500	(1,048)	(1,133)	0	(25)
Receive	6-Month GBP-LIBOR	2.750%	03/18/2025	GBP	2,200	(278)	(58)	0	(17)
Pay	28-Day MXN-TIIE	5.630%	10/11/2021	MXN	81,500	(35)	(96)	21	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	5.560%	11/11/2021	MXN	1,600	$(1)	$(1)	$1	$0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		7,300	0	3	2	0

						$(5,412)	$(4,914)	$24	$(82)

Total Swap Agreements						$(5,133)	$(4,911)	$28	$(83)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(g)	Securities with an aggregate market value of $3,440 and cash of $1,917 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO CommodityRealReturn® Strategy Portfolio (1)	$0	$92	$28	$120	$0	$(22)	$(83)	$(105)
PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary) (1)	8	357	0	365	(123)	(284)	0	(407)

Total Exchange-Traded or Centrally Cleared	$8	$449	$28	$485	$(123)	$(306)	$(83)	$(512)

(1)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
BOA	01/2015		$		12,990		JPY	1,557,800	$16	$0
	02/2015			EUR	2,459	$		3,070	93	0
	02/2015			JPY	1,557,800			12,992	0	(16)
	02/2015			KRW	294,705			270	1	0
	02/2015		$		239		EUR	194	0	(4)

BPS	01/2015			BRL	4,097	$		1,579	38	0
	01/2015		$		1,542		BRL	4,097	0	(1)
	02/2015			MXN	214,589	$		14,662	151	0
	06/2015			COP	1,272,206			553	23	0

BRC	02/2015			MXN	12,550			921	72	0
	02/2015		$		2,621		BRL	6,780	0	(90)

CBK	01/2015				850		AUD	1,000	0	(34)
	01/2015				12,789		INR	798,701	0	(183)
	02/2015			EUR	640	$		794	20	0
	02/2015		$		6,247		EUR	5,017	0	(174)
	03/2015			CAD	152	$		131	0	0
	05/2015			MXN	79,583			5,394	43	0

DUB	01/2015			BRL	5,703			2,147	2	0
	01/2015		$		2,216		BRL	5,703	0	(71)
	07/2015			BRL	5,703	$		2,102	62	0

FBF	01/2015				994			362	0	(12)
	01/2015			JPY	1,034,400			8,741	106	0
	01/2015		$		381		BRL	994	0	(7)
	07/2015			BRL	722	$		265	6	0

GLM	01/2015			JPY	523,400			4,432	63	0
	02/2015	†	$		982		EUR	791	0	(25)
	03/2015			CAD	827	$		709	0	(2)

HUS	01/2015			AUD	7,477			6,396	291	0
	01/2015			NZD	3,972			3,099	1	0
	01/2015			ZAR	3,561			315	8	0
	02/2015			MXN	2,404			172	9	0
	02/2015		$		1,761		BRL	4,525	0	(71)
	02/2015	†			29		EUR	23	0	(1)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	03/2015			CAD	1,745	$		1,504	$4	$0

JPM	01/2015			BRL	2,328			971	96	0
	01/2015		$		876		BRL	2,328	0	(1)
	02/2015			EUR	59,424	$		73,851	1,913	0
	02/2015			MXN	6,749			484	27	0
	02/2015		$		106		MXN	1,441	0	(8)

MSB	01/2015			BRL	8,568	$		3,203	2	(22)
	01/2015		$		3,225		BRL	8,568	0	(1)
	02/2015			BRL	8,568	$		3,197	0	(1)
	02/2015			GBP	1,624			2,538	7	0
	02/2015			MXN	47,710			3,374	147	0
	03/2015	†	$		331		CAD	379	0	(5)

RBC	02/2015			MXN	65,205	$		4,610	199	0
	02/2015		$		6,606		MXN	87,294	0	(701)

SCX	02/2015			KRW	1,612,460	$		1,480	10	0

UAG	01/2015			BRL	4,539			1,648	0	(60)
	01/2015		$		5,297		AUD	6,477	0	(9)
	01/2015				1,709		BRL	4,539	0	(1)
	01/2015				1,274		PLN	4,280	0	(67)
	02/2015			AUD	6,477	$		5,285	9	0
	02/2015			MYR	12,928			3,925	250	0
	02/2015		$		111		MXN	1,641	0	0
	02/2015				3,979		MYR	13,072	0	(263)

Total Forward Foreign Currency Contracts									$3,669	$(1,830)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.045%	03/20/2015	$ 11,900	$123	$67

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017	3,000	420	376

							$543	$443

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
MYC	Call - OTC WTI Crude December Futures †	$150.000	11/17/2015	$8,200	$517	$11

Total Purchased Options					$1,060	$454

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015	EUR	1,500	$(1)	$(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		1,500	(3)	(1)

BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		800	(2)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		800	(1)	0

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		1,400	(2)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		1,400	(3)	0

GST	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		900	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		900	(3)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		400	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		1,100	(3)	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		700	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		700	(1)	(1)

							$(22)	$(8)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$2,020	$ (48)	$(123)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	TBD	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$700	$(6)	$(3)

CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	12,100	(108)	(3)
	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	1,000	(13)	0

DUB	Floor - OTC YOY CPURNSA Index	TBD	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	900	(9)	(6)

JPM	Cap - OTC CPURNSA Index	TBD	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	600	(4)	(1)

						$(140)	$(13)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.545%	03/20/2015	$	11,900	$(152)	$(151)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	02/18/2015		1,000	(5)	(8)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	02/18/2015		1,000	(5)	(1)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		12,600	(420)	(405)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	02/18/2015		16,800	(81)	(142)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	02/18/2015		16,800	(88)	(10)

								$(751)	$(717)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC Platinum Gold Spread February Futures †	$—	(2)	02/17/2015	$20	$(4)	$(3)
	Put - OTC Platinum Gold Spread March Futures †	19.000		03/02/2015	0	(2)	(1)

MYC	Call - OTC Brent Crude December Futures †	160.000		11/10/2015	8,200	(517)	(22)

SOG	Put - OTC Natural Gas April Futures †	3.300		03/26/2015	20	(2)	(11)
	Call - OTC Natural Gas April Futures †	4.300		03/26/2015	20	(3)	0

						$(528)	$(37)

(2)	Strike price determined when exercised based on predetermined terms.

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GST	Call - OTC SPGCENP Index †	0.306	02/09/2015	$ 700,000	$(18)	$0
	Call - OTC SPGCENP Index †	0.578	03/05/2015	200,000	(12)	(1)
	Call - OTC SPGCICP Index †	0.268	02/09/2015	300,000	(10)	0
	Call - OTC SPGCICP Index †	0.420	03/05/2015	200,000	(9)	0

					$(49)	$(1)

Total Written Options					$(1,538)	$(899)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	96	$122,530	EUR	0	GBP	0	$(1,567)
Sales	969	1,863,603		99,500		2,020	(2,506)
Closing Buys	(118)	(4,616)		(17,000)		(2,020)	280
Expirations	(562)	(484,008)		(67,500)		0	1,858
Exercised	(183)	(11,829)		(2,900)		0	170

Balance at End of Period	202	$1,485,680	EUR	12,100	GBP	0	$(1,765)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Pay	LLSBRT 1H15 Index †	$2.900	06/30/2015	606	$0	$0	$0	$0
	Pay	LLSBRT 1H15 Index †	2.850	06/30/2015	336	0	0	0	0
	Pay	LLSBRT 1H15 Index †	2.700	06/30/2015	576	0	0	0	0
	Receive	LLSBRT CAL15 Index †	8.150	12/31/2015	12,000	0	55	55	0
	Receive	RBCO 2Q15 Index †	11.850	06/30/2015	3,000	0	(1)	0	(1)

BPS	Receive	JETNWECO 1Q15 Index †	17.000	03/31/2015	750	0	(1)	0	(1)
	Pay	JETNWECO 1Q15 Index †	17.200	03/31/2015	441	0	1	1	0
	Receive	NAPCO 1Q15 Index †	8.340	03/31/2015	750	0	(1)	0	(1)
	Pay	NAPCO 1Q15 Index †	7.600	03/31/2015	441	0	1	1	0

CBK	Pay	DTDBRTCO 1Q15 Index †	0.320	03/31/2015	2,400	0	3	3	0
	Pay	LLSBRT 1H15 Index †	2.800	06/30/2015	666	0	0	0	0
	Pay	LLSBRT 1H15 Index †	2.700	06/30/2015	1,326	0	1	1	0

GST	Pay	Algonquin Cityfates Natural Gas Basis March Futures †	6.150	02/27/2015	5,000	0	6	6	0
	Pay	Algonquin Cityfates Natural Gas Basis March Futures †	6.180	02/27/2015	5,000	0	7	7	0
	Pay	LLSBRT 1H15 Index †	2.600	06/30/2015	660	0	0	0	0
	Pay	LLSBRT 1H15 Index †	2.550	06/30/2015	660	0	0	0	0

JPM	Receive	JETNWECO 1Q15 Index †	16.900	03/31/2015	2,250	0	(3)	0	(3)
	Pay	JETNWECO 1Q15 Index †	17.100	03/31/2015	459	0	1	1	0
	Receive	NAPCO 1Q15 Index †	8.450	03/31/2015	2,250	0	(2)	0	(2)
	Pay	NAPCO 1Q15 Index †	7.700	03/31/2015	459	0	1	1	0

MAC	Receive	CUAC 4Q15 Index †	41.500	12/31/2015	546,000	0	(16)	0	(16)

MYC	Pay	DTDBRTCO 1Q15 Index †	0.340	03/31/2015	3,600	0	4	4	0
	Receive	JETNWECO 1Q15 Index †	15.460	03/31/2015	1,800	0	1	1	0
	Pay	LLSBRT CAL15 Index †	3.300	12/31/2015	1,140	0	0	0	0
	Receive	NAPCO 1Q15 Index †	7.800	03/31/2015	1,800	0	(3)	0	(3)

						$0	$54	$81	$(27)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (5)	Notional Amount (6)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Cardinal Health, Inc.	(0.590%	)	06/20/2017	0.097%	$400	$0	$(5)	$0	$(5)

GST	RPM International, Inc.	(1.500%	)	03/20/2018	0.384%	1,000	0	(36)	0	(36)

							$0	$(41)	$0	$(41)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (4)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (5)	Notional Amount (6)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Italy Government International Bond	1.000%	03/20/2019	1.069%	$ 4,300	$(74)	$64	$0	$(10)
	Russia Government International Bond	1.000%	03/20/2019	4.827%	200	(16)	(11)	0	(27)

CBK	Russia Government International Bond	1.000%	03/20/2019	4.827%	200	(17)	(11)	0	(28)

DUB	Brazil Government International Bond	1.000%	03/20/2019	1.681%	2,100	(106)	49	0	(57)

GST	Russia Government International Bond	1.000%	09/20/2019	4.793%	300	(17)	(29)	0	(46)

JPM	Brazil Government International Bond	1.000%	03/20/2019	1.681%	3,300	(168)	79	0	(89)
	Russia Government International Bond	1.000%	09/20/2019	4.793%	100	(6)	(10)	0	(16)

MYC	Greece Government International Bond	1.000%	06/20/2015	13.929%	EUR 300	(14)	(7)	0	(21)

						$(418)	$124	$0	$(294)

(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(6)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	1,900	$(4)	$126	$122	$0
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/10/2019	EUR	2,200	1	(25)	0	(24)

BPS	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	5,800	(3)	(15)	0	(18)
	Pay	1-Year BRL-CDI	12.560%	01/04/2021		20,600	67	108	175	0
	Pay	3-Month USD-CPURNSA Index	1.560%	11/05/2016	$	1,400	0	(23)	0	(23)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		1,700	0	(40)	0	(40)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		8,700	20	(472)	0	(452)

CBK	Pay	1-Month GBP-UKRPI	3.170%	12/08/2024	GBP	1,300	0	27	27	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		300	(10)	29	19	0
	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/15/2019	EUR	400	(1)	(10)	0	(11)

DUB	Receive	3-Month USD-CPURNSA Index	1.728%	12/19/2015	$	5,100	0	(100)	0	(100)
	Receive	3-Month USD-CPURNSA Index	0.070%	12/22/2015		2,300	0	(4)	0	(4)
	Pay	3-Month USD-CPURNSA Index	1.485%	11/19/2016		28,300	0	(425)	0	(425)
	Pay	3-Month USD-CPURNSA Index	1.480%	11/20/2016		4,500	0	(67)	0	(67)
	Pay	3-Month USD-CPURNSA Index	1.473%	11/21/2016		3,800	0	(56)	0	(56)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		1,200	0	(29)	0	(29)
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016		4,700	0	(115)	0	(115)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		1,200	10	(113)	0	(103)
	Receive	3-Month USD-CPURNSA Index	2.560%	05/08/2023		13,100	0	(1,125)	0	(1,125)

FBF	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	100	2	(1)	1	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		800	(7)	58	51	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		100	0	9	9	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		100	0	2	2	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	3,700	(2)	(10)	0	(12)

GLM	Pay	1-Month GBP-UKRPI	3.125%	12/10/2024	GBP	800	1	9	10	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044		300	0	27	27	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		400	0	8	8	0
	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	3,100	(5)	(13)	0	(18)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		2,900	(2)	(7)	0	(9)
	Pay	3-Month EUR-EXT-CPI Index	0.900%	10/15/2019	EUR	400	(1)	(7)	0	(8)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017	$	2,900	0	(147)	0	(147)

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	300	2	21	23	0
	Pay	3-Month EUR-EXT-CPI Index	0.700%	12/15/2018	EUR	400	0	(6)	0	(6)

MYC	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	200	2	11	13	0
	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	3,200	(6)	(12)	0	(18)
	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019	EUR	1,100	0	(22)	0	(22)
	Pay	3-Month USD-CPURNSA Index	1.533%	11/07/2016	$	13,500	1	(218)	0	(217)

UAG	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019	EUR	1,100	1	(23)	0	(22)
	Pay	28-Day MXN-TIIE	5.630%	10/11/2021	MXN	63,600	13	(42)	0	(29)
	Pay	28-Day MXN-TIIE	5.675%	11/09/2021		37,500	0	(13)	0	(13)

							$79	$(2,705)	$487	$(3,113)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	BCOMTR Index †	255,237	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	$	56,432	$(2,805)	$0	$(2,805)

CBK	Receive	BCOMTR Index †	52,128	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		11,525	(573)	0	(573)
	Receive	MOTT3002 Index †	48,060	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		11,625	(580)	0	(580)

DUB	Receive	BCOMTR Index †	161,967	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		35,810	(1,254)	0	(1,254)

FBF	Receive	BCOMTR Index †	128,716	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		28,458	(1,414)	0	(1,414)

GLM	Receive	BCOMTR Index †	229,892	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		50,828	(2,526)	0	(2,526)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Pay/Receive (7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Receive	BCOMTR Index †	75,087	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	$	16,601	$(825)	$0	$(825)
	Receive	JMABNIC0 Index †	5,035	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		2,838	(113)	0	(113)
	Receive	JMABNICP Index †	19,944	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		11,031	(440)	0	(440)

MAC	Receive	BCOMTR Index †	114,062	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		25,219	(1,253)	0	(1,253)

MYC	Receive	BCOMTR Index †	241,799	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		53,461	(2,657)	0	(2,657)
	Receive	MOTT3001 Index †	234,163	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		56,759	(2,821)	0	(2,821)
	Receive	MOTT3002 Index †	412,422	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		99,153	(4,947)	0	(4,947)

								$(22,208)	$0	$(22,208)

(7)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	GOLDLNPM Index †	3.098%	08/03/2015	$	284	$0	$(1)	$0	$(1)
	Receive	SLVRLND Index †	6.452%	08/03/2015		197	0	7	7	0

CBK	Pay	SPGCCLP Index †	4.080%	05/14/2015		142	0	(18)	0	(18)
	Pay	SPGCCLP Index †	4.580%	05/14/2015		134	0	(16)	0	(16)

DUB	Pay	SPGCCLP Index †	4.623%	05/14/2015		130	0	(15)	0	(15)
	Pay	SPGCCLP Index †	6.376%	11/17/2015		150	0	(27)	0	(27)
	Receive	WTI Crude December Futures †	4.203%	11/17/2015		180	0	25	25	0
	Receive	WTI Crude June Futures †	2.772%	05/14/2015		181	0	19	19	0
	Receive	WTI Crude June Futures †	3.240%	05/14/2015		307	0	30	30	0

GST	Pay	Brent Crude February Futures †	11.560%	01/12/2015		147	0	(13)	0	(13)
	Pay	DJUBS Index †	1.960%	02/03/2015		205	0	(3)	0	(3)
	Pay	GOLDLNPM Index †	6.126%	11/25/2015		170	0	4	4	0
	Receive	SLVRLND Index †	10.890%	11/25/2015		130	0	(1)	0	(1)
	Pay	SPGCGCP Index †	2.723%	06/11/2015		338	0	0	0	0
	Receive	SPGSSIP Index †	5.760%	06/11/2015		233	0	6	6	0
	Pay	WTI Crude February Futures †	11.662%	01/14/2015		146	0	(25)	0	(25)
	Pay	WTI Crude February Futures †	28.302%	01/14/2015		31	0	2	2	0

MYC	Pay	GOLDLNPM Index †	3.276%	09/18/2015		276	0	(1)	0	(1)
	Pay	GOLDLNPM Index †	5.406%	04/21/2016		910	0	13	13	0
	Receive	SLVRLND Index †	5.382%	09/18/2015		216	0	10	10	0
	Receive	SLVRLND Index †	9.151%	04/21/2016		700	0	9	9	0

SOG	Pay	SPGCCLP Index †	4.000%	05/14/2015		151	0	(20)	0	(20)
	Pay	WTI Crude February Futures †	23.040%	01/14/2015		104	0	1	1	0
	Pay	WTI Crude February Futures †	28.623%	01/14/2015		63	0	4	4	0
	Receive	WTI Crude June Futures †	2.772%	05/14/2015		172	0	18	18	0

							$0	$8	$148	$(140)

Total Swap Agreements							$(339)	$(24,768)	$716	$(25,823)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(i)	Securities with an aggregate market value of $18,347 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
PIMCO CommodityRealReturn® Strategy Portfolio
BOA	$110	$0	$122	$232	$(20)	$(2)	$(61)	$(83)	$149	$0	$149
BPS	212	0	175	387	(1)	(4)	(533)	(538)	(151)	381	230
BRC	72	0	0	72	(90)	0	0	(90)	(18)	0	(18)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
CBK	$63	$0	$46	$109	$(391)	$(5)	$(39)	$(435)	$(326)	$267	$(59)
DUB	64	67	0	131	(71)	(280)	(2,086)	(2,437)	(2,306)	2,324	18
FBF	112	0	63	175	(19)	0	(12)	(31)	144	0	144
GLM	63	0	45	108	(2)	0	(182)	(184)	(76)	0	(76)
GST	0	0	0	0	0	(1)	(82)	(83)	(83)	0	(83)
HUS	313	0	0	313	(71)	0	0	(71)	242	(280)	(38)
JPM	2,036	0	23	2,059	(9)	(12)	(111)	(132)	1,927	(1,414)	513
MSB	156	0	0	156	(24)	0	0	(24)	132	0	132
MYC	0	376	13	389	0	(557)	(278)	(835)	(446)	407	(39)
RBC	199	0	0	199	(701)	0	0	(701)	(502)	571	69
SCX	10	0	0	10	0	0	0	0	10	0	10
UAG	259	0	0	259	(400)	0	(64)	(464)	(205)	0	(205)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
BOA	0	0	55	55	0	0	(2,806)	(2,806)	(2,751)	1,820	(931)
BPS	0	0	9	9	0	(4)	(3)	(7)	2	0	2
CBK	0	0	4	4	0	0	(1,187)	(1,187)	(1,183)	621	(562)
DUB	0	0	74	74	0	0	(1,296)	(1,296)	(1,222)	1,092	(130)
FBF	0	0	0	0	0	0	(1,414)	(1,414)	(1,414)	719	(695)
GLM	0	0	0	0	(25)	0	(2,526)	(2,551)	(2,551)	1,697	(854)
GST	0	0	25	25	0	(1)	(42)	(43)	(18)	0	(18)
HUS	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	0	0	2	2	0	0	(1,383)	(1,383)	(1,381)	772	(609)
MAC	0	0	0	0	0	0	(1,269)	(1,269)	(1,269)	673	(596)
MSB	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
MYC	0	11	37	48	0	(22)	(10,429)	(10,451)	(10,403)	3,444	(6,959)
SOG	0	0	23	23	0	(11)	(20)	(31)	(8)	0	(8)

Total Over the Counter	$3,669	$454	$716	$4,839	$(1,830)	$(899)	$(25,823)	$(28,552)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$8	$0	$0	$0	$0	$8
Futures	357	0	0	0	92	449
Swap Agreements	0	4	0	0	24	28

	$365	$4	$0	$0	$116	$485

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,669	$0	$3,669
Purchased Options	11	0	0	0	443	454
Swap Agreements	229	0	0	0	487	716

	$240	$0	$0	$3,669	$930	$4,839

	$605	$4	$0	$3,669	$1,046	$5,324

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$123	$0	$0	$0	$0	$123
Futures	284	0	4	0	18	306
Swap Agreements	0	1	0	0	82	83

	$407	$1	$4	$0	$100	$512

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,830	$0	$1,830
Written Options	38	8	0	123	730	899
Swap Agreements	22,375	335	0	0	3,113	25,823

	$22,413	$343	$0	$1,953	$3,843	$28,552

	$22,820	$344	$4	$1,953	$3,943	$29,064

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

December 31, 2014

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(7)	$(7)
Written Options	293	0	0	0	17	310
Futures	(423)	0	0	0	578	155
Swap Agreements	0	223	0	0	(4,155)	(3,932)

	$(130)	$223	$0	$0	$(3,567)	$(3,474)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,445	$0	$11,445
Purchased Options	(1)	0	0	0	(396)	(397)
Written Options	106	126	0	370	952	1,554
Swap Agreements	(74,900)	66	37	0	1,121	(73,676)

	$(74,795)	$192	$37	$11,815	$1,677	$(61,074)

	$(74,925)	$415	$37	$11,815	$(1,890)	$(64,548)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(1)	$0	$0	$0	$0	$(1)
Written Options	85	0	0	0	7	92
Futures	125	0	(4)	0	525	646
Swap Agreements	0	4	0	0	(7,977)	(7,973)

	$209	$4	$(4)	$0	$(7,445)	$(7,236)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,629	$0	$1,629
Purchased Options	1	0	0	0	(52)	(51)
Written Options	(35)	14	0	(75)	(647)	(743)
Swap Agreements	(19,321)	129	(5)	0	(1,796)	(20,993)

	$(19,355)	$143	$(5)	$1,554	$(2,495)	$(20,158)

	$(19,146)	$147	$(9)	$1,554	$(9,940)	$(27,394)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$23,905	$175	$24,080
Industrials	0	2,088	145	2,233
Utilities	0	9,297	0	9,297
U.S. Government Agencies	0	20,367	0	20,367
U.S. Treasury Obligations	0	423,392	0	423,392
Mortgage-Backed Securities	0	23,571	294	23,865
Asset-Backed Securities	0	18,744	2,911	21,655
Sovereign Issues	0	62,489	0	62,489
Exchange-Traded Funds	624	0	0	624
Short-Term Instruments
Certificates of Deposit	0	10,543	0	10,543
Repurchase Agreements	0	58,116	0	58,116
Mexico Treasury Bills	0	19,954	0	19,954
U.S. Treasury Bills	0	22,550	0	22,550
	$624	$695,016	$3,525	$699,165

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,549	$0	$0	$1,549

Total Investments	$2,173	$695,016	$3,525	$700,714

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(38,973)	$0	$(38,973)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	457	28	0	485
Over the counter	0	4,839	0	4,839
	$457	$4,867	$0	$5,324

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(429)	(83)	0	(512)
Over the counter	0	(28,547)	(5)	(28,552)
	$(429)	$(28,630)	$(5)	$(29,064)

Totals	$2,201	$632,280	$3,520	$638,001

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class, Advisor Class, and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the

Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are, if any, translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Consolidated Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement

of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

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Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

and details of significant unobservable inputs, have been included in the Consolidated Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S.

dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally

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cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants.

ANNUAL REPORT	DECEMBER 31, 2014	31

Notes to Financial Statements (Cont.)

These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors  (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

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Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$289,665	$22,711	$(312,360)	$(17)	$17	$16	$11	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$37	$612,698	$(611,160)	$(42)	$0	$1,533	$99	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

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Notes to Financial Statements (Cont.)

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying

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instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options   The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Commodity Futures Contracts   The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise for a Commodity Option will not include physical delivery of the underlying commodity but will rather settle the amount of the difference between the current market value of the underlying futures contract and the strike price directly into the Portfolio’s custody account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions   The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions   The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options   The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices   The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

(d) Swap Agreements   The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate

ANNUAL REPORT	DECEMBER 31, 2014	35

Notes to Financial Statements (Cont.)

(“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements   The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements   Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take

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an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements   The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements   The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an

ANNUAL REPORT	DECEMBER 31, 2014	37

Notes to Financial Statements (Cont.)

underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

Variance Swap Agreements   The Portfolio may invest in variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings,

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changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks   The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements   The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral.

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Notes to Financial Statements (Cont.)

The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Portfolio I, Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2014 of the Commodity Subsidiary to the Portfolio (amounts in thousands†).

Date of Incorporation	07/21/2006
Subscription Agreement	08/01/2006
Portfolio Net Assets	$430,464
Subsidiary % of Portfolio Net Assets	7.7%
Subsidiary Financial Statement Information
Total assets	$82,782
Total liabilities	49,656
Net assets	$33,126
Total income	498
Net investment income (loss)	(323)
Net realized gain (loss)	(74,893)
Net change in unrealized appreciation (depreciation)	(20,164)
Increase (decrease) in net assets resulting from operations	$(95,380)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from

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the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses   The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver by PIMCO. For the period ended December 31, 2014, the amount was $814,895.

ANNUAL REPORT	DECEMBER 31, 2014	41

Notes to Financial Statements (Cont.)

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolio under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Purchases	Sales
$25,245	$2,018

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$879,779	$962,549	$126,304	$84,313

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	474	$3,000	206	$1,332
Administrative Class	15,933	94,644	22,767	145,818
Advisor Class	5,842	35,813	6,020	39,184
Class M	5	26	0	0
Issued as reinvestment of distributions
Institutional Class	2	12	1	8
Administrative Class	276	1,628	1,382	9,149
Advisor Class	68	400	350	2,343
Class M	0	0	0	0
Cost of shares redeemed
Institutional Class	(225)	(1,382)	(20)	(134)
Administrative Class	(35,451)	(209,253)	(23,024)	(147,293)
Advisor Class	(3,705)	(22,789)	(3,558)	(23,171)
Class M	0	0	0	0
Net increase (decrease) resulting from Portfolio share transactions	(16,781)	$(97,901)	4,124	$27,236

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 31% of the Portfolio. One shareholder is a related party and comprises 20% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014 the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily

ANNUAL REPORT	DECEMBER 31, 2014	43

Notes to Financial Statements (Cont.)

in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$17,963	$—	$(21,853)	$(110)	$(17,933)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected Securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2014, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$1,997	$15,936

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$714,541	$3,795	$(17,623)	$(13,828)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Treasury Inflation-Protected securities, and sale/buyback transactions.

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$2,040	$—	$—
12/31/2013	$11,370	$130	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO CommodityRealReturn® Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows and the financial highlights (consolidated) for the Institutional Class present fairly, in all material respects, the financial position of PIMCO CommodityRealReturn® Strategy Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

46	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MSC	Morgan Stanley & Co., Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	JPS	JPMorgan Securities, Inc.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MAC	Macquarie Bank Limited	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	INR	Indian Rupee	PLN	Polish Zloty
CAD	Canadian Dollar	JPY	Japanese Yen	USD ($)	United States Dollar
COP	Colombian Peso	MXN	Mexican Peso	KRW	South Korean Won
EUR	Euro	MYR	Malaysian Ringgit	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over the Counter
COMEX	Commodity Exchange, Inc.

Index Abbreviations:
BCOMTR	Bloomberg Commodity Index Total Return	JMABNIC0	JPMorgan Nic 0 Custom Index	SPGCCLP	S&P Goldman Sachs Commodity Crude Oil Index
CDX.HY	Credit Derivatives Index - High Yield	JMABNICP	JPMorgan Nic P Custom Index	SPGCENP	S&P GSCI Energy Official Close Index ER
CPI	Consumer Price Index	LLSBRT 1H15	1st Half 2015 LLS-Brent Spread Calendar Swap	SPGCGCP	S&P GSCI Gold Official Close Index ER
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	LLSBRT CAL15	2015 LLS-Brent Spread Calendar Swap	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
DTDBRTCO	Dated Brent Crack Calendar Swap	MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return	SPGSSIP	S&P GSCI Silver Index Excess Return
EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	MOTT3002	Modified Post-Roll Dow Jones-UBS Commodity IndexSM Total Return	UKRPI	United Kingdom Retail Price Index
GOLDLNPM	London Gold Market Fixing Ltd. PM	NAPCO	Naphtha Crack Spread	ULSD	Ultra-Low Sulfur Diesel
JETNWECO	NWE CIF Jet Fuel Crack Spread	SLVRLND	London Silver Market Fixing Ltd.

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	TBD	To Be Determined
CLO	Collateralized Loan Obligation	oz.	Ounce	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit	YOY	Year-Over-Year
MSCI	Morgan Stanley Capital International

ANNUAL REPORT	DECEMBER 31, 2014	47

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	49

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

50	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	53

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	55

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT12AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO CommodityRealReturn® Strategy Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

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The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

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In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

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U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

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U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

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Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

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U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

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Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

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Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, tax risk, subsidiary risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Return chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You

ANNUAL REPORT	DECEMBER 31, 2014	5

Important Information About the Portfolio (Cont.)

may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	60.4%
Short-Term Instruments‡	16.1%
Sovereign Issues	8.9%
Corporate Bonds & Notes	5.1%
Mortgage-Backed Securities	3.4%
Other	6.1%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	Class Inception (02/28/2006)
PIMCO CommodityRealReturn® Strategy Portfolio Advisor Class	-18.62%	-3.47%	-2.05%
Bloomberg Commodity Index Total Return±	-17.01%	-5.53%	-3.72%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.19% for Advisor Class shares.

± Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index. Prior to June 30, 2014, the Fund’s primary benchmark was named Dow Jones-UBS Commodity Index Total Return.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$740.60	$1,020.07
Expenses Paid During Period†	$4.59	$5.32
Net Annualized Expense Ratio††	1.04%	1.04%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities. Commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

»	Exposure to commodities detracted from absolute returns as commodity prices generally declined over the reporting period.

»

The Portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral for the commodities exposure, benefited relative performance as U.S. TIPS outperformed the assumed U.S. Treasury Bill collateral rate embedded in the Bloomberg Commodity Index Total Return.

»	Exposure to Australian real duration (or sensitivity to changes in real interest rates) benefited relative performance as Australian real yields declined over the reporting period.

»	Exposure to Italian real duration benefited relative performance as Italian real yields declined over the reporting period.

»	Underweight exposure to the two- to three-year portion of the real yield curve benefited relative performance as two- to three-year real yields rose over the reporting period.

»	Short exposure to longer-maturity nominal U.S. interest rates detracted from relative performance as nominal yields declined in the U.S. over the reporting period.

»	Short exposure to longer-maturity nominal European interest rates detracted from relative performance as interest rates declined in this region over the reporting period.

ANNUAL REPORT	DECEMBER 31, 2014	7

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Advisor Class
Net asset value beginning of year	$6.05	$7.21	$7.27	$9.06	$8.64
Net investment income (a)	0.05	0.03	0.14	0.12	0.10
Net realized/unrealized gain (loss)	(1.17)	(1.08)	0.23	(0.70)	1.72
Net increase (decrease) from investment operations	(1.12)	(1.05)	0.37	(0.58)	1.82
Dividends from net investment income	(0.02)	(0.11)	(0.18)	(1.21)	(1.25)
Distributions from net realized capital gains	0.00	0.00	(0.25)	0.00	(0.15)
Total distributions	(0.02)	(0.11)	(0.43)	(1.21)	(1.40)
Net asset value end of year	$4.91	$6.05	$7.21	$7.27	$9.06
Total return	(18.62)%	(14.71)%	5.12%	(7.54)%	24.25%
Net assets end of year (000s)	$125,905	$141,675	$148,581	$132,255	$133,279
Ratio of expenses to average net assets	1.03%	1.07%	1.10%	1.01%	1.03%
Ratio of expenses to average net assets excluding waivers	1.16%	1.19%	1.24%	1.15%	1.15%
Ratio of expenses to average net assets excluding interest expense	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of expenses to average net assets excluding interest expense and waivers	1.12%	1.11%	1.13%	1.13%	1.11%
Ratio of net investment income to average net assets	0.85%	0.44%	1.84%	1.42%	1.21%
Portfolio turnover rate	151%	57%	77%	523%	536%

(a)	Per share amounts based on average number of shares outstanding during the year.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$699,165
Investments in Affiliates	1,549
Financial Derivative Instruments
Exchange-traded or centrally cleared	485
Over the counter	4,839
Cash	82
Deposits with counterparty	1,893
Foreign currency, at value	518
Receivable for investments sold	173,347
Receivable for Portfolio shares sold	2,997
Interest and dividends receivable	2,665
Dividends receivable from Affiliates	64
Reimbursement receivable from PIMCO	25
887,629

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$353,967
Payable for short sales	38,973
Financial Derivative Instruments
Exchange-traded or centrally cleared	512
Over the counter	28,552
Payable for investments purchased	32,087
Payable for investments in Affiliates purchased	64
Deposits from counterparty	1,700
Payable for Portfolio shares redeemed	497
Accrued investment advisory fees	210
Accrued supervisory and administrative fees	105
Accrued distribution fees	29
Accrued servicing fees	41
Other liabilities	428
457,165

Net Assets	$430,464

Net Assets Consist of:
Paid in capital	$452,396
Undistributed net investment income	37,742
Accumulated net realized (loss)	(18,681)
Net unrealized (depreciation)	(40,993)
$430,464

Net Assets:
Institutional Class	$2,233
Administrative Class	302,303
Advisor Class	125,905
Class M	23

Shares Issued and Outstanding:
Institutional Class	461
Administrative Class	62,193
Advisor Class	25,622
Class M	5

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$4.84
Administrative Class	4.86
Advisor Class	4.91
Class M	4.86

Cost of Investments in Securities	$711,575
Cost of Investments in Affiliates	$1,549
Cost of Foreign Currency Held	$522
Proceeds Received on Short Sales	$38,872
Cost or Premiums of Financial Derivative Instruments, net	$(1,035)

* Includes repurchase agreements of:	$58,116

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest, net of foreign taxes*	$11,321
Dividends	2
Dividends from Investments in Affiliates	110
Total Income	11,433

Expenses:
Investment advisory fees	3,568
Supervisory and administrative fees	1,762
Servicing fees - Administrative Class	686
Distribution and/or servicing fees - Advisor Class	376
Trustee fees	7
Interest expense	248
Total Expenses	6,647
Waiver and/or Reimbursement by PIMCO	(815)
Net Expenses	5,832

Net Investment Income	5,601

Net Realized (Loss):
Investments in securities	(2,823)
Investments in Affiliates	(59)
Exchange-traded or centrally cleared financial derivative instruments	(3,474)
Over the counter financial derivative instruments	(61,074)
Foreign currency	(208)
Net Realized (Loss)	(67,638)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(10,250)
Investments in Affiliates	17
Exchange-traded or centrally cleared financial derivative instruments	(7,236)
Over the counter financial derivative instruments	(20,158)
Foreign currency assets and liabilities	(88)
Net Change in Unrealized (Depreciation)	(37,715)
Net (Loss)	(105,353)

Net Decrease in Net Assets Resulting from Operations	$(99,752)

* Foreign tax withholdings	$2

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

(Decrease) in Net Assets from:

Operations:
Net investment income	$5,601	$3,507
Net realized (loss)	(67,638)	(81,990)
Net change in unrealized (depreciation)	(37,715)	(28,320)
Net (decrease) in net assets resulting from operations	(99,752)	(106,803)

Distributions to Shareholders:
From net investment income
Institutional Class	(12)	(8)
Class M	(0)	0
Administrative Class	(1,628)	(9,149)
Advisor Class	(400)	(2,343)

Total Distributions	(2,040)	(11,500)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(97,901)	27,236

Total (Decrease) in Net Assets	(199,693)	(91,067)

Net Assets:
Beginning of year	630,157	721,224
End of year*	$430,464	$630,157

* Including undistributed net investment income of:	$37,742	$4,017

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Cash flows provided by operating activities:

Net (decrease) in net assets resulting from operations	$(99,752)

Adjustments to reconcile net (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(1,011,688)
Proceeds from sales of long-term securities	1,103,069
Proceeds from sales of short-term portfolio investments, net	269,251
(Increase) in deposits with counterparty	(114)
(Increase) in receivable for investments sold	(108,352)
Decrease in interest and dividends receivable	81
(Increase) in exchange-traded or centrally cleared derivatives	(10,324)
(Increase) in over the counter derivatives	(60,909)
Decrease in reimbursement receivable from PIMCO	33
Increase in payable for investments purchased	29,561
(Decrease) in deposits from counterparty	(4,729)
(Decrease) in accrued investment advisory fees	(96)
(Decrease) in accrued supervisory and administrative fees	(46)
(Decrease) in accrued distribution fee	(1)
(Decrease) in accrued servicing fee	(20)
Proceeds from on short sales transactions, net	31,420
Payments on currency transactions	(296)
Increase in other liabilities	5
Net Realized (Gain)
Investments in securities	2,823
Investments in Affiliates	59
Exchange-traded or centrally cleared financial derivative instruments	3,486
Over the counter financial derivative instruments	61,062
Foreign currency	208
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	10,250
Investments in Affiliates	(17)
Exchange-traded or centrally cleared financial derivative instruments	7,236
Over the counter financial derivative instruments	20,158
Foreign currency assets and liabilities	88
Net amortization (accretion) on investments	6,588
Net cash provided by operating activities	249,034

Cash flows (used for) financing activities:
Proceeds from shares sold	140,902
Payments on shares redeemed	(233,278)
Cash dividend paid*	0
Proceeds from sale-buyback transactions	2,853,886
Payments on sale-buyback transactions	(3,011,111)
Net cash (used for) financing activities	(249,601)

Net (Decrease) in Cash and Foreign Currency	(567)

Cash and Foreign Currency:
Beginning of year	1,167
End of year	$600

* Reinvestment of dividends	$2,040

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$604

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 162.4%

CORPORATE BONDS & NOTES 8.3%

BANKING & FINANCE 5.6%
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2016	EUR	200	$259
Banco Santander S.A.
6.250% due 09/11/2021 (c)		100	117
Bankia S.A.
0.285% due 01/25/2016		200	241
3.500% due 12/14/2015		1,600	1,996
3.500% due 01/17/2019		700	915
Barclays Bank PLC
2.010% due 12/21/2020	MXN	2,500	175
BNP Paribas S.A.
0.542% due 11/07/2015		$4,900	4,894
BPCE S.A.
0.802% due 11/18/2016		2,800	2,803
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	600	744
2.875% due 05/19/2016		1,400	1,732
Citigroup, Inc.
0.752% due 05/01/2017		$6,800	6,787
Depfa ACS Bank
3.875% due 11/14/2016	EUR	100	129
Eksportfinans ASA
2.375% due 05/25/2016		$800	804
Rabobank Group
4.000% due 09/10/2015	GBP	1,400	2,228
Turkiye Garanti Bankasi A/S
2.731% due 04/20/2016		$100	100
Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023		200	156

			24,080

INDUSTRIALS 0.5%
Canadian Natural Resources Ltd.
0.632% due 03/30/2016		1,200	1,198
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	800	795
Russian Railways Via RZD Capital PLC
5.739% due 04/03/2017		$100	95
Veolia Environnement S.A.
1.750% due 06/17/2015	EUR	118	145

			2,233

UTILITIES 2.2%
AT&T, Inc.
0.677% due 03/30/2017		$3,150	3,150
BellSouth Corp.
4.182% due 04/26/2021		5,200	5,252
Electricite de France S.A.
0.691% due 01/20/2017		400	402
1.150% due 01/20/2017		100	100
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		400	300
Rosneft Finance S.A.
6.625% due 03/20/2017		100	93

			9,297

Total Corporate Bonds & Notes (Cost $36,896)			35,610

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 4.7%
Fannie Mae
0.500% due 09/28/2015 †	$7	$7
0.520% due 05/25/2042	7	7
0.850% due 02/25/2041	915	926
1.315% due 10/01/2044	8	8
2.192% due 05/25/2035	68	70
2.485% due 11/01/2034	49	53
3.500% due 01/01/2045	11,000	11,462
4.918% due 07/01/2035	40	40
5.208% due 11/01/2035	45	48
5.267% due 01/01/2036	155	164
Freddie Mac
0.391% due 02/15/2019	179	180
0.430% due 08/25/2031	2	2
0.611% due 08/15/2033	828	831
1.315% due 02/25/2045	100	102
1.988% due 09/01/2036 †	275	291
2.089% due 07/01/2036 †	261	278
2.139% due 10/01/2036 †	118	124
2.371% due 01/01/2034	8	9
Freddie Mac Strips
0.611% due 09/15/2042	2,190	2,211
Ginnie Mae
0.465% due 03/20/2037	1,130	1,133
NCUA Guaranteed Notes
0.607% due 10/07/2020	711	716
0.717% due 12/08/2020	1,232	1,244
Small Business Administration
5.510% due 11/01/2027	410	461

Total U.S. Government Agencies (Cost $20,200)		20,367

U.S. TREASURY OBLIGATIONS 98.4%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (e)	61,512	61,339
0.125% due 04/15/2017 (g)	5,436	5,442
0.125% due 04/15/2018 (e)	87,239	86,966
0.125% due 04/15/2019 (i)	1,520	1,505
0.500% due 04/15/2015 (g)	24,103	23,795
0.625% due 07/15/2021 (e)	67,008	67,997
1.125% due 01/15/2021	3,907	4,068
1.250% due 07/15/2020 (e)	46,139	48,515
1.375% due 01/15/2020 (g)	6,099	6,411
1.375% due 02/15/2044 (i)	1,426	1,622
1.875% due 07/15/2019 (g)(i)	4,392	4,721
2.000% due 01/15/2016	7,477	7,590
2.000% due 01/15/2016 (g)(i)†	13,159	13,358
2.125% due 01/15/2019 (g)	2,322	2,499
2.125% due 02/15/2041 (i)	108	142
2.375% due 01/15/2017 (i)	1,525	1,600
2.375% due 01/15/2017 (g)(i)†	11,765	12,350
2.375% due 01/15/2025	3,527	4,150
2.500% due 01/15/2029 (i)	774	964
2.625% due 07/15/2017 †	59,381	63,698
3.875% due 04/15/2029 (i)†	924	1,327
U.S. Treasury Notes
2.125% due 12/31/2021 (e)	3,300	3,333

Total U.S. Treasury Obligations (Cost $432,574)		423,392

MORTGAGE-BACKED SECURITIES 5.5%
Banc of America Mortgage Trust
2.315% due 11/25/2034	88	84
2.680% due 06/25/2035	181	174

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Re-REMIC Trust
5.588% due 06/24/2050		$282	$294
BCAP LLC Trust
5.041% due 03/26/2037		488	482
5.250% due 08/26/2037		1,229	1,285
Bear Stearns Adjustable Rate Mortgage Trust
2.190% due 08/25/2035		34	35
2.515% due 03/25/2035		27	27
2.580% due 03/25/2035		107	109
2.618% due 01/25/2035		425	418
2.656% due 03/25/2035		134	131
2.970% due 01/25/2035		451	455
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035		68	68
2.280% due 09/25/2035		78	78
2.540% due 10/25/2035		683	678
2.745% due 09/25/2037 ^		656	590
Countrywide Alternative Loan Trust
0.340% due 05/25/2047		2,278	1,919
0.360% due 12/20/2046		2,043	1,564
6.000% due 02/25/2037 ^		282	225
Countrywide Home Loan Mortgage Pass-Through Trust
2.399% due 11/19/2033		6	6
2.589% due 08/25/2034		51	46
Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040		296	308
5.467% due 09/18/2039		762	794
DBUBS Mortgage Trust
3.386% due 07/10/2044		4,688	4,821
First Horizon Alternative Mortgage Securities Trust
2.207% due 06/25/2034		21	21
Granite Mortgages PLC
0.940% due 09/20/2044	GBP	130	203
Greenpoint Mortgage Funding Trust
0.440% due 11/25/2045		$12	9
GS Mortgage Securities Trust
3.849% due 12/10/2043		3,212	3,316
GSR Mortgage Loan Trust
2.814% due 01/25/2035		98	97
HarborView Mortgage Loan Trust
0.404% due 03/19/2036		69	51
IndyMac Mortgage Loan Trust
2.750% due 11/25/2035 ^		241	218
JPMorgan Mortgage Trust
2.550% due 08/25/2035		113	112
2.552% due 07/25/2035		82	83
2.636% due 02/25/2035		195	192
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		150	165
MASTR Adjustable Rate Mortgages Trust
2.639% due 11/21/2034		65	66
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.901% due 09/15/2030		242	240
Merrill Lynch Mortgage Investors Trust
1.582% due 10/25/2035		229	223
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		100	108
Morgan Stanley Capital Trust
5.908% due 06/11/2049		24	26
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		125	127
Residential Accredit Loans, Inc. Trust
1.473% due 09/25/2045		202	165
Royal Bank of Scotland Capital Funding Trust
6.040% due 12/16/2049		545	577

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sequoia Mortgage Trust
0.365% due 07/20/2036		$496	$465
Structured Adjustable Rate Mortgage Loan Trust
1.515% due 01/25/2035		19	15
2.573% due 02/25/2034		28	28
2.586% due 12/25/2034		130	127
Structured Asset Mortgage Investments Trust
0.824% due 10/19/2034		29	28
Vornado DP LLC Trust
4.004% due 09/13/2028		1,500	1,622
Wachovia Bank Commercial Mortgage Trust
0.241% due 06/15/2020		75	75
WaMu Mortgage Pass-Through Certificates Trust
0.883% due 05/25/2047		328	282
2.374% due 12/25/2035		262	242
5.142% due 08/25/2035		34	33
Wells Fargo Mortgage-Backed Securities Trust
2.490% due 06/25/2033		98	99
2.577% due 03/25/2036		266	259

Total Mortgage-Backed Securities (Cost $22,389)			23,865

ASSET-BACKED SECURITIES 5.0%
Aquilae CLO PLC
0.546% due 01/17/2023	EUR	310	373
Carrington Mortgage Loan Trust
0.490% due 10/25/2035		$19	19
Commercial Industrial Finance Corp.
0.492% due 05/10/2021		2,762	2,749
0.494% due 03/01/2021		379	378
Countrywide Asset-Backed Certificates
0.350% due 07/25/2036		873	859
0.405% due 04/25/2036		84	84
4.542% due 04/25/2036		568	578
Credit-Based Asset Servicing and Securitization LLC
0.289% due 07/25/2037		20	13
Elm CLO Ltd.
1.635% due 01/17/2023		2,100	2,100
First Franklin Mortgage Loan Trust
0.550% due 09/25/2035		389	389
0.850% due 11/25/2035		2,738	2,679
GSAMP Trust
0.240% due 12/25/2036		74	38
LCM Ltd.
0.477% due 03/21/2019		399	399
Magi Funding PLC
0.429% due 04/11/2021	EUR	106	128
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047 ^		$150	123
North Carolina State Education Assistance Authority
0.684% due 10/26/2020		278	278
OneMain Financial Issuance Trust
2.470% due 09/18/2024		2,900	2,911
Penta CLO S.A.
0.398% due 06/04/2024	EUR	837	1,003
SLM Student Loan Trust
0.274% due 04/25/2019		$2,200	2,188
1.734% due 04/25/2023		3,176	3,265

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Mortgage Loan Trust
1.656% due 04/25/2035		$460	$446
Symphony CLO Ltd.
0.472% due 05/15/2019		570	566
Wood Street CLO BV
0.433% due 03/29/2021	EUR	74	89

Total Asset-Backed Securities (Cost $20,868)			21,655

SOVEREIGN ISSUES 14.5%
Australia Government Bond
5.250% due 03/15/2019	AUD	4,300	3,941
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	100	135
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025	BRL	2,600	857
Colombian TES
3.000% due 03/25/2033 (b)	COP	1,462,226	538
France Government Bond
0.100% due 07/25/2021 (b)	EUR	2,120	2,648
0.250% due 07/25/2018 (b)		104	128
0.700% due 07/25/2030 (b)		100	132
1.600% due 07/25/2015 (b)		957	1,165
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)		2,226	2,797
2.100% due 09/15/2016 (b)		429	530
2.100% due 09/15/2017 (b)		349	439
2.100% due 09/15/2021 (b)		2,060	2,698
2.250% due 04/22/2017 (b)		2,095	2,621
2.350% due 09/15/2024 (b)		5,431	7,313
2.550% due 10/22/2016 (b)		1,696	2,122
3.100% due 09/15/2026 (b)		106	153
5.500% due 11/01/2022		100	156
Mexico Government International Bond
4.000% due 11/15/2040 (b)	MXN	5,799	443
4.000% due 11/08/2046 (b)		21,614	1,680
4.750% due 06/14/2018		9,975	675
New South Wales Treasury Corp.
2.750% due 11/20/2025	AUD	1,829	1,780
New Zealand Government Bond
2.000% due 09/20/2025	NZD	2,062	1,607
5.500% due 04/15/2023		1,800	1,588
Province of Ontario
3.450% due 06/02/2045	CAD	2,500	2,227
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	7,446	9,258
1.500% due 04/15/2016 (b)		1,977	2,412
Slovenia Government International Bond
4.700% due 11/01/2016		900	1,167
Spain Government International Bond
3.800% due 04/30/2024		5,600	8,112
5.400% due 01/31/2023		2,000	3,167

Total Sovereign Issues (Cost $66,626)			62,489

		SHARES
EXCHANGE-TRADED FUNDS 0.2%
iShares MSCI Emerging Markets ETF		9,891	389

		SHARES	MARKET VALUE (000S)
iShares U.S. Real Estate ETF		3,060	$235

Total Exchange-Traded Funds (Cost $627)			624

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 25.8%

CERTIFICATES OF DEPOSIT 2.5%
Banco Bilbao Vizcaya Argentaria S.A.
0.981% due 10/23/2015		$5,250	5,245
1.082% due 05/16/2016		3,000	2,998
Itau Unibanco Holding S.A.
1.151% due 06/04/2015		2,300	2,300

			10,543

REPURCHASE AGREEMENTS (d) 13.5%
			58,116

MEXICO TREASURY BILLS 4.6%
2.982% due 02/12/2015 - 05/14/2015 (a)	MXN	296,000	19,954

U.S. TREASURY BILLS 5.2%
0.053% due 01/08/2015 - 05/28/2015 (a)(e)(g)(i)†		$22,553	22,550

Total Short-Term Instruments (Cost $111,395)			111,163

Total Investments in Securities (Cost $711,575)			699,165

		SHARES
INVESTMENTS IN AFFILIATES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.4%
PIMCO Short-Term Floating NAV Portfolio		1,565	16
PIMCO Short-Term Floating NAV Portfolio III		154,699	1,533

Total Short-Term Instruments (Cost $1,549)			1,549

Total Investments in Affiliates (Cost $1,549)			1,549

Total Investments 162.8% (Cost $713,124)			$700,714

Financial Derivative Instruments (f)(h) (5.5%) (Cost or Premiums, net $(1,035))			(23,740)

Other Assets and Liabilities, net (57.3%)			(246,510)

Net Assets 100.0%			$430,464

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio I, Ltd., which is a 100% owned subsidiary of the Portfolio.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.100%	12/30/2014	01/05/2015	$41,250	U.S. Treasury Inflation Protected Securities 0.500% due 04/15/2015	$(42,064)	$41,250	$41,250
DEU	0.100% †	12/31/2014	01/02/2015	8,200	U.S. Treasury Bonds 3.125% due 02/15/2043	(8,368)	8,200	8,200
JPS	0.140% †	12/31/2014	01/02/2015	3,600	U.S. Treasury Notes 1.875% due 06/30/2015	(3,683)	3,600	3,600
MSC	0.150% †	12/31/2014	01/02/2015	4,800	U.S. Treasury Bonds 3.750% due 11/15/2043	(4,903)	4,800	4,800
SSB	0.000% †	12/31/2014	01/02/2015	266	Fannie Mae 2.260% due 10/17/2022	(273)	266	266

Total Repurchase Agreements						$(59,291)	$58,116	$58,116

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate		Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.170%		12/30/2014	01/05/2015	$(41,975)	$(41,964)
	0.280%		12/02/2014	01/02/2015	(40,081)	(40,087)
	0.290%		12/04/2014	01/14/2015	(233)	(233)
	0.300%		12/29/2014	01/12/2015	(1,612)	(1,611)
	0.302%		12/05/2014	01/16/2015	(8,164)	(8,109)
	0.340%		12/09/2014	01/16/2015	(23,888)	(23,853)
	0.420%		12/30/2014	01/06/2015	(1,534)	(1,533)
	0.430%		12/31/2014	01/07/2015	(7,406)	(7,399)
BPG	0.200%		01/02/2015	02/02/2015	(19,047)	(18,950)
FOB	0.201%		01/05/2015	01/30/2015	(68,488)	(68,014)
	0.202%		01/05/2015	01/30/2015	(5,468)	(5,389)
	0.270	% †	12/17/2014	01/08/2015	(28,474)	(28,469)
GSC	0.320%		12/31/2014	01/07/2015	(3,330)	(3,331)
	0.384%		12/18/2014	01/29/2015	(1,252)	(1,236)
TDM	0.180%		11/06/2014	01/05/2015	(73,326)	(73,339)
	0.220%		01/02/2015	01/06/2015	(20,429)	(20,415)
	0.330%		12/16/2014	01/27/2015	(10,069)	(10,035)

Total Sale-Buyback Transactions						$(353,967)

(2)

As of December 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2014 was $169,597 at a weighted average interest rate of 0.141%.

(3)	Payable for sale-buyback transactions includes $(542) of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	01/01/2045	$ 16,000	$(16,609)	$(16,672)
Fannie Mae	3.500%	02/01/2045	15,000	(15,546)	(15,589)
Fannie Mae	5.500%	01/01/2045	6,000	(6,717)	(6,712)

Total Short Sales				$(38,872)	$(38,973)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(e)	Securities with an aggregate market value of $352,750 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO CommodityRealReturn® Strategy Portfolio
Global/Master Repurchase Agreement
BCY	$41,250	$0	$0	$0	$41,250	$(42,064)	$(814)

Master Securities Forward Transaction Agreement
BCY	0	0	(124,789)	0	(124,789)	124,403	(386)
BPG	0	0	(18,950)	0	(18,950)	19,008	58
FOB	0	0	(75,646)	0	(75,646)	75,606	(40)
GSC	0	0	(4,567)	0	(4,567)	4,564	(3)
TDM	0	0	(103,789)	0	(103,789)	103,349	(440)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
DEU	8,200	0	0	0	8,200	(8,368)	(168)
JPS	3,600	0	0	0	3,600	(3,683)	(83)
MSC	4,800	0	0	0	4,800	(4,904)	(104)
SSB	266	0	0	0	266	(273)	(7)

Master Securities Forward Transaction Agreement
FOB	0	0	(26,226)	0	(26,226)	25,820	(406)

Total Borrowings and Other Financing Transactions	$58,116	$0	$(353,967)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT Wheat March Futures †	$575.000	02/20/2015	10	$9	$8

Total Purchased Options				$9	$8

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT Corn February Futures †	$435.000	01/23/2015	11	$(2)	$(1)
Put - CBOT Corn March Futures †	370.000	02/20/2015	15	(9)	(4)
Put - CBOT Soybean February Futures †	1,000.000	01/23/2015	3	(1)	(2)
Call - CBOT Soybean February Futures †	1,100.000	01/23/2015	3	(1)	(1)
Call - COMEX Gold 100 oz. February Futures †	1,250.000	01/27/2015	14	(10)	(5)
Call - COMEX Gold 100 oz. March Futures †	1,250.000	02/24/2015	1	(1)	(1)
Call - EOP Euro-Mill Wheat March Futures †	185.000	02/16/2015	5	(3)	(5)
Put - EOP Euro-Mill Wheat March Futures †	185.000	02/16/2015	5	(2)	(1)
Call - NYMEX Crude European Style April Futures †	68.000	03/17/2015	17	(28)	(13)
Put - NYMEX Henry Hub Natural Gas April Futures †	3,000.000	03/26/2015	3	(3)	(9)
Call - NYMEX Henry Hub Natural Gas April Futures †	3,700.000	03/26/2015	3	(2)	(1)
Call - NYMEX WTI Crude April Futures †	68.000	03/17/2015	76	(125)	(58)
Call - NYMEX WTI Crude February Futures †	74.000	01/14/2015	4	(3)	0
Call - NYMEX WTI Crude February Futures	75.000	01/14/2015	14	(13)	0
Call - NYMEX WTI Crude March Futures †	67.000	02/17/2015	6	(6)	(2)
Call - NYMEX WTI-Brent Crude Spread March Futures †	3.000	02/11/2015	3	(2)	(2)
Call - NYMEX WTI-Brent Crude Spread March Futures †	6.000	02/11/2015	8	(7)	(17)
Put - NYMEX WTI-Brent Crude Spread March Futures †	8.000	02/11/2015	3	(2)	(1)
Put - NYMEX WTI-Brent Crude Spread March Futures †	14.000	02/11/2015	8	(7)	0

				$(227)	$(123)

Total Written Options				$(227)	$(123)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	52	$(1)	$0	$(2)
90-Day Eurodollar June Futures	Short	06/2015	158	(0)	0	(2)
90-Day Eurodollar June Futures	Short	06/2016	52	0	0	(1)
90-Day Eurodollar March Futures	Short	03/2016	52	1	0	(1)
90-Day Eurodollar September Futures	Short	09/2015	134	4	0	(2)
90-Day Eurodollar September Futures	Short	09/2016	52	(1)	0	(2)
Brent Crude December Futures †	Long	11/2015	13	(87)	0	(2)
Brent Crude December Futures †	Long	10/2016	11	1	0	(4)
Brent Crude June Futures †	Long	05/2015	16	(32)	0	(5)
Brent Crude June Futures †	Short	04/2016	11	9	3	0
Brent Crude March Futures †	Short	01/2016	17	260	4	0
Brent Crude September Futures †	Short	08/2015	17	296	3	0
Cocoa March Futures †	Short	03/2015	15	(5)	9	0
Cocoa May Futures †	Long	05/2015	15	(8)	0	(9)
Corn March Futures †	Short	03/2015	6	(4)	3	0
E-mini S&P 500 Index March Futures	Long	03/2015	3	(4)	0	(4)
Euro-Bund 10-Year Bond March Futures	Short	03/2015	129	(414)	0	(8)
Euro-Mill Wheat December Futures †	Long	12/2015	13	0	1	0
Euro-Mill Wheat March Futures †	Long	03/2015	49	(8)	2	0
Gold 100 oz. February Futures †	Short	02/2015	4	2	7	0
Hard Red Spring Wheat July Futures †	Long	07/2015	2	(1)	0	(1)
Hard Red Spring Wheat March Futures †	Long	03/2015	16	23	0	(4)
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	9	(19)	0	(2)
Henry Hub Natural Gas Swap April Futures †	Long	03/2019	3	(4)	0	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	9	(17)	0	(2)
Henry Hub Natural Gas Swap August Futures †	Long	07/2019	3	(4)	0	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	9	(10)	0	(2)
Henry Hub Natural Gas Swap December Futures †	Long	11/2019	3	(5)	0	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	9	(14)	0	(3)
Henry Hub Natural Gas Swap February Futures †	Long	01/2019	3	(4)	0	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	9	(14)	0	(3)
Henry Hub Natural Gas Swap January Futures †	Long	12/2018	3	(4)	0	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	9	(17)	0	(2)
Henry Hub Natural Gas Swap July Futures †	Long	06/2019	3	(4)	0	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	9	(18)	0	(2)
Henry Hub Natural Gas Swap June Futures †	Long	05/2019	3	(5)	0	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	9	(15)	0	(2)
Henry Hub Natural Gas Swap March Futures †	Long	02/2019	3	(4)	0	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	9	(19)	0	(2)
Henry Hub Natural Gas Swap May Futures †	Long	04/2019	3	(4)	0	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	9	(14)	0	(2)
Henry Hub Natural Gas Swap November Futures †	Long	10/2019	3	(5)	0	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	9	(16)	0	(2)
Henry Hub Natural Gas Swap October Futures †	Long	09/2019	3	(5)	0	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	9	(17)	0	(2)
Henry Hub Natural Gas Swap September Futures †	Long	08/2019	3	(5)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap April Futures †	Long	04/2015	2	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	Long	08/2015	1	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2015	1	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap February Futures †	Long	02/2015	2	(2)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap January Futures †	Long	01/2015	2	(2)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2015	1	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap June Futures †	Long	06/2015	2	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap March Futures †	Long	03/2015	2	(2)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap May Futures †	Long	05/2015	2	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2015	1	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2015	1	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	Long	09/2015	1	(1)	0	0
Natural Gas April Futures †	Short	03/2015	55	469	90	0
Natural Gas April Futures †	Short	03/2016	7	30	7	0
Natural Gas February Futures †	Short	01/2015	1	1	1	0
Natural Gas January Futures †	Short	12/2015	7	42	8	0
Natural Gas July Futures †	Long	06/2015	20	(94)	0	(28)
Natural Gas March Futures †	Short	02/2015	33	340	66	0
Natural Gas March Futures †	Long	02/2016	14	(75)	0	(15)
Natural Gas May Futures †	Long	04/2015	68	(617)	0	(100)
New York Harbor ULSD August Futures †	Short	08/2015	1	22	0	0
New York Harbor ULSD December Futures †	Long	11/2015	16	(300)	0	(5)
New York Harbor ULSD February Futures †	Short	01/2015	4	32	1	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
New York Harbor ULSD July Futures †	Short	07/2015	1	$22	$0	$0
New York Harbor ULSD June Futures †	Short	05/2015	16	324	3	0
New York Harbor ULSD March Futures †	Long	02/2015	4	(23)	0	(1)
New York Harbor ULSD September Futures †	Short	09/2015	1	21	0	0
Platinum April Futures †	Long	04/2015	4	(0)	0	(2)
RBOB Calendar Swap August Futures †	Long	08/2015	1	(19)	0	0
RBOB Calendar Swap July Futures †	Long	07/2015	1	(18)	0	0
RBOB Calendar Swap September Futures †	Long	09/2015	1	(23)	0	0
RBOB Gasoline April Futures †	Short	03/2015	4	59	0	0
RBOB Gasoline December Futures †	Long	11/2015	5	(147)	0	(1)
RBOB Gasoline March Futures †	Long	02/2015	4	(43)	0	0
RBOB Gasoline vs. Brent Crack Spread August Futures †	Long	08/2015	1	1	0	0
RBOB Gasoline vs. Brent Crack Spread July Futures †	Long	07/2015	1	2	0	0
RBOB Gasoline vs. Brent Crack Spread September Futures †	Long	09/2015	1	(4)	0	0
Soybean July Futures †	Short	07/2015	19	20	19	0
Soybean Meal July Futures †	Short	07/2015	10	(3)	5	0
Soybean Meal May Futures †	Long	05/2015	10	5	0	(6)
Soybean November Futures †	Long	11/2015	19	(15)	0	(15)
Sugar No. 11 March Futures †	Short	02/2015	30	147	3	0
U.S. Treasury 10-Year Note March Futures	Long	03/2015	284	126	70	0
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	77	(58)	22	0
Wheat December Futures †	Long	12/2015	10	(3)	0	(5)
Wheat July Futures †	Short	07/2015	17	(12)	8	0
Wheat March Futures †	Short	03/2015	34	(33)	21	0
White Sugar March Futures †	Long	02/2015	30	(104)	6	0
WTI Crude December Futures †	Short	11/2015	55	1,277	12	0
WTI Crude December Futures †	Short	11/2016	37	906	3	0
WTI Crude December Futures †	Short	11/2017	1	(4)	0	0
WTI Crude December Futures †	Long	11/2018	1	4	0	0
WTI Crude February Futures †	Short	01/2015	14	151	12	0
WTI Crude June Futures †	Short	05/2015	49	636	30	0
WTI Crude June Futures †	Long	05/2016	63	(1,708)	0	(8)
WTI Crude March Futures †	Short	02/2015	36	200	30	0
WTI Crude October Futures †	Long	09/2015	31	(69)	0	(10)
WTI Crude September Futures †	Long	08/2015	97	(1,510)	0	(37)

Total Futures Contracts				$(272)	$449	$(306)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$ 4,200	$267	$3	$4	$0
iTraxx Europe 22 5-Year Index	1.000%	12/20/2019	EUR 550	12	0	0	(1)

				$279	$3	$4	$(1)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$	5,800	$(70)	$(417)	$0	$(8)
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		9,100	(2,044)	(1,613)	0	(15)
Receive	3-Month USD-LIBOR	3.500%	12/17/2044		11,200	(1,936)	(1,599)	0	(17)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045	EUR	6,500	(1,048)	(1,133)	0	(25)
Receive	6-Month GBP-LIBOR	2.750%	03/18/2025	GBP	2,200	(278)	(58)	0	(17)
Pay	28-Day MXN-TIIE	5.630%	10/11/2021	MXN	81,500	(35)	(96)	21	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	5.560%	11/11/2021	MXN	1,600	$(1)	$(1)	$1	$0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		7,300	0	3	2	0

						$(5,412)	$(4,914)	$24	$(82)

Total Swap Agreements						$(5,133)	$(4,911)	$28	$(83)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(g)	Securities with an aggregate market value of $3,440 and cash of $1,917 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO CommodityRealReturn® Strategy Portfolio (1)	$0	$92	$28	$120	$0	$(22)	$(83)	$(105)
PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary) (1)	8	357	0	365	(123)	(284)	0	(407)

Total Exchange-Traded or Centrally Cleared	$8	$449	$28	$485	$(123)	$(306)	$(83)	$(512)

(1)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
BOA	01/2015		$		12,990		JPY	1,557,800	$16	$0
	02/2015			EUR	2,459	$		3,070	93	0
	02/2015			JPY	1,557,800			12,992	0	(16)
	02/2015			KRW	294,705			270	1	0
	02/2015		$		239		EUR	194	0	(4)

BPS	01/2015			BRL	4,097	$		1,579	38	0
	01/2015		$		1,542		BRL	4,097	0	(1)
	02/2015			MXN	214,589	$		14,662	151	0
	06/2015			COP	1,272,206			553	23	0

BRC	02/2015			MXN	12,550			921	72	0
	02/2015		$		2,621		BRL	6,780	0	(90)

CBK	01/2015				850		AUD	1,000	0	(34)
	01/2015				12,789		INR	798,701	0	(183)
	02/2015			EUR	640	$		794	20	0
	02/2015		$		6,247		EUR	5,017	0	(174)
	03/2015			CAD	152	$		131	0	0
	05/2015			MXN	79,583			5,394	43	0

DUB	01/2015			BRL	5,703			2,147	2	0
	01/2015		$		2,216		BRL	5,703	0	(71)
	07/2015			BRL	5,703	$		2,102	62	0

FBF	01/2015				994			362	0	(12)
	01/2015			JPY	1,034,400			8,741	106	0
	01/2015		$		381		BRL	994	0	(7)
	07/2015			BRL	722	$		265	6	0

GLM	01/2015			JPY	523,400			4,432	63	0
	02/2015	†	$		982		EUR	791	0	(25)
	03/2015			CAD	827	$		709	0	(2)

HUS	01/2015			AUD	7,477			6,396	291	0
	01/2015			NZD	3,972			3,099	1	0
	01/2015			ZAR	3,561			315	8	0
	02/2015			MXN	2,404			172	9	0
	02/2015		$		1,761		BRL	4,525	0	(71)
	02/2015	†			29		EUR	23	0	(1)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	03/2015			CAD	1,745	$		1,504	$4	$0

JPM	01/2015			BRL	2,328			971	96	0
	01/2015		$		876		BRL	2,328	0	(1)
	02/2015			EUR	59,424	$		73,851	1,913	0
	02/2015			MXN	6,749			484	27	0
	02/2015		$		106		MXN	1,441	0	(8)

MSB	01/2015			BRL	8,568	$		3,203	2	(22)
	01/2015		$		3,225		BRL	8,568	0	(1)
	02/2015			BRL	8,568	$		3,197	0	(1)
	02/2015			GBP	1,624			2,538	7	0
	02/2015			MXN	47,710			3,374	147	0
	03/2015	†	$		331		CAD	379	0	(5)

RBC	02/2015			MXN	65,205	$		4,610	199	0
	02/2015		$		6,606		MXN	87,294	0	(701)

SCX	02/2015			KRW	1,612,460	$		1,480	10	0

UAG	01/2015			BRL	4,539			1,648	0	(60)
	01/2015		$		5,297		AUD	6,477	0	(9)
	01/2015				1,709		BRL	4,539	0	(1)
	01/2015				1,274		PLN	4,280	0	(67)
	02/2015			AUD	6,477	$		5,285	9	0
	02/2015			MYR	12,928			3,925	250	0
	02/2015		$		111		MXN	1,641	0	0
	02/2015				3,979		MYR	13,072	0	(263)

Total Forward Foreign Currency Contracts									$3,669	$(1,830)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.045%	03/20/2015	$ 11,900	$123	$67

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017	3,000	420	376

							$543	$443

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
MYC	Call - OTC WTI Crude December Futures †	$150.000	11/17/2015	$8,200	$517	$11

Total Purchased Options					$1,060	$454

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015	EUR	1,500	$(1)	$(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		1,500	(3)	(1)

BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		800	(2)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		800	(1)	0

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		1,400	(2)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		1,400	(3)	0

GST	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		900	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		900	(3)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		400	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		1,100	(3)	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		700	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		700	(1)	(1)

							$(22)	$(8)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$2,020	$ (48)	$(123)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	TBD	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$700	$(6)	$(3)

CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	12,100	(108)	(3)
	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	1,000	(13)	0

DUB	Floor - OTC YOY CPURNSA Index	TBD	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	900	(9)	(6)

JPM	Cap - OTC CPURNSA Index	TBD	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	600	(4)	(1)

						$(140)	$(13)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.545%	03/20/2015	$	11,900	$(152)	$(151)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	02/18/2015		1,000	(5)	(8)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	02/18/2015		1,000	(5)	(1)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		12,600	(420)	(405)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	02/18/2015		16,800	(81)	(142)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	02/18/2015		16,800	(88)	(10)

								$(751)	$(717)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC Platinum Gold Spread February Futures †	$—	(2)	02/17/2015	$20	$(4)	$(3)
	Put - OTC Platinum Gold Spread March Futures †	19.000		03/02/2015	0	(2)	(1)

MYC	Call - OTC Brent Crude December Futures †	160.000		11/10/2015	8,200	(517)	(22)

SOG	Put - OTC Natural Gas April Futures †	3.300		03/26/2015	20	(2)	(11)
	Call - OTC Natural Gas April Futures †	4.300		03/26/2015	20	(3)	0

						$(528)	$(37)

(2)	Strike price determined when exercised based on predetermined terms.

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GST	Call - OTC SPGCENP Index †	0.306	02/09/2015	$ 700,000	$(18)	$0
	Call - OTC SPGCENP Index †	0.578	03/05/2015	200,000	(12)	(1)
	Call - OTC SPGCICP Index †	0.268	02/09/2015	300,000	(10)	0
	Call - OTC SPGCICP Index †	0.420	03/05/2015	200,000	(9)	0

					$(49)	$(1)

Total Written Options					$(1,538)	$(899)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	96	$122,530	EUR	0	GBP	0	$(1,567)
Sales	969	1,863,603		99,500		2,020	(2,506)
Closing Buys	(118)	(4,616)		(17,000)		(2,020)	280
Expirations	(562)	(484,008)		(67,500)		0	1,858
Exercised	(183)	(11,829)		(2,900)		0	170

Balance at End of Period	202	$1,485,680	EUR	12,100	GBP	0	$(1,765)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Pay	LLSBRT 1H15 Index †	$2.900	06/30/2015	606	$0	$0	$0	$0
	Pay	LLSBRT 1H15 Index †	2.850	06/30/2015	336	0	0	0	0
	Pay	LLSBRT 1H15 Index †	2.700	06/30/2015	576	0	0	0	0
	Receive	LLSBRT CAL15 Index †	8.150	12/31/2015	12,000	0	55	55	0
	Receive	RBCO 2Q15 Index †	11.850	06/30/2015	3,000	0	(1)	0	(1)

BPS	Receive	JETNWECO 1Q15 Index †	17.000	03/31/2015	750	0	(1)	0	(1)
	Pay	JETNWECO 1Q15 Index †	17.200	03/31/2015	441	0	1	1	0
	Receive	NAPCO 1Q15 Index †	8.340	03/31/2015	750	0	(1)	0	(1)
	Pay	NAPCO 1Q15 Index †	7.600	03/31/2015	441	0	1	1	0

CBK	Pay	DTDBRTCO 1Q15 Index †	0.320	03/31/2015	2,400	0	3	3	0
	Pay	LLSBRT 1H15 Index †	2.800	06/30/2015	666	0	0	0	0
	Pay	LLSBRT 1H15 Index †	2.700	06/30/2015	1,326	0	1	1	0

GST	Pay	Algonquin Cityfates Natural Gas Basis March Futures †	6.150	02/27/2015	5,000	0	6	6	0
	Pay	Algonquin Cityfates Natural Gas Basis March Futures †	6.180	02/27/2015	5,000	0	7	7	0
	Pay	LLSBRT 1H15 Index †	2.600	06/30/2015	660	0	0	0	0
	Pay	LLSBRT 1H15 Index †	2.550	06/30/2015	660	0	0	0	0

JPM	Receive	JETNWECO 1Q15 Index †	16.900	03/31/2015	2,250	0	(3)	0	(3)
	Pay	JETNWECO 1Q15 Index †	17.100	03/31/2015	459	0	1	1	0
	Receive	NAPCO 1Q15 Index †	8.450	03/31/2015	2,250	0	(2)	0	(2)
	Pay	NAPCO 1Q15 Index †	7.700	03/31/2015	459	0	1	1	0

MAC	Receive	CUAC 4Q15 Index †	41.500	12/31/2015	546,000	0	(16)	0	(16)

MYC	Pay	DTDBRTCO 1Q15 Index †	0.340	03/31/2015	3,600	0	4	4	0
	Receive	JETNWECO 1Q15 Index †	15.460	03/31/2015	1,800	0	1	1	0
	Pay	LLSBRT CAL15 Index †	3.300	12/31/2015	1,140	0	0	0	0
	Receive	NAPCO 1Q15 Index †	7.800	03/31/2015	1,800	0	(3)	0	(3)

						$0	$54	$81	$(27)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (5)	Notional Amount (6)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Cardinal Health, Inc.	(0.590%	)	06/20/2017	0.097%	$400	$0	$(5)	$0	$(5)

GST	RPM International, Inc.	(1.500%	)	03/20/2018	0.384%	1,000	0	(36)	0	(36)

							$0	$(41)	$0	$(41)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (4)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (5)	Notional Amount (6)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Italy Government International Bond	1.000%	03/20/2019	1.069%	$ 4,300	$(74)	$64	$0	$(10)
	Russia Government International Bond	1.000%	03/20/2019	4.827%	200	(16)	(11)	0	(27)

CBK	Russia Government International Bond	1.000%	03/20/2019	4.827%	200	(17)	(11)	0	(28)

DUB	Brazil Government International Bond	1.000%	03/20/2019	1.681%	2,100	(106)	49	0	(57)

GST	Russia Government International Bond	1.000%	09/20/2019	4.793%	300	(17)	(29)	0	(46)

JPM	Brazil Government International Bond	1.000%	03/20/2019	1.681%	3,300	(168)	79	0	(89)
	Russia Government International Bond	1.000%	09/20/2019	4.793%	100	(6)	(10)	0	(16)

MYC	Greece Government International Bond	1.000%	06/20/2015	13.929%	EUR 300	(14)	(7)	0	(21)

						$(418)	$124	$0	$(294)

(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(6)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	1,900	$(4)	$126	$122	$0
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/10/2019	EUR	2,200	1	(25)	0	(24)

BPS	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	5,800	(3)	(15)	0	(18)
	Pay	1-Year BRL-CDI	12.560%	01/04/2021		20,600	67	108	175	0
	Pay	3-Month USD-CPURNSA Index	1.560%	11/05/2016	$	1,400	0	(23)	0	(23)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		1,700	0	(40)	0	(40)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		8,700	20	(472)	0	(452)

CBK	Pay	1-Month GBP-UKRPI	3.170%	12/08/2024	GBP	1,300	0	27	27	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		300	(10)	29	19	0
	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/15/2019	EUR	400	(1)	(10)	0	(11)

DUB	Receive	3-Month USD-CPURNSA Index	1.728%	12/19/2015	$	5,100	0	(100)	0	(100)
	Receive	3-Month USD-CPURNSA Index	0.070%	12/22/2015		2,300	0	(4)	0	(4)
	Pay	3-Month USD-CPURNSA Index	1.485%	11/19/2016		28,300	0	(425)	0	(425)
	Pay	3-Month USD-CPURNSA Index	1.480%	11/20/2016		4,500	0	(67)	0	(67)
	Pay	3-Month USD-CPURNSA Index	1.473%	11/21/2016		3,800	0	(56)	0	(56)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		1,200	0	(29)	0	(29)
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016		4,700	0	(115)	0	(115)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		1,200	10	(113)	0	(103)
	Receive	3-Month USD-CPURNSA Index	2.560%	05/08/2023		13,100	0	(1,125)	0	(1,125)

FBF	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	100	2	(1)	1	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		800	(7)	58	51	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		100	0	9	9	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		100	0	2	2	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	3,700	(2)	(10)	0	(12)

GLM	Pay	1-Month GBP-UKRPI	3.125%	12/10/2024	GBP	800	1	9	10	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044		300	0	27	27	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		400	0	8	8	0
	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	3,100	(5)	(13)	0	(18)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		2,900	(2)	(7)	0	(9)
	Pay	3-Month EUR-EXT-CPI Index	0.900%	10/15/2019	EUR	400	(1)	(7)	0	(8)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017	$	2,900	0	(147)	0	(147)

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	300	2	21	23	0
	Pay	3-Month EUR-EXT-CPI Index	0.700%	12/15/2018	EUR	400	0	(6)	0	(6)

MYC	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	200	2	11	13	0
	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	3,200	(6)	(12)	0	(18)
	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019	EUR	1,100	0	(22)	0	(22)
	Pay	3-Month USD-CPURNSA Index	1.533%	11/07/2016	$	13,500	1	(218)	0	(217)

UAG	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019	EUR	1,100	1	(23)	0	(22)
	Pay	28-Day MXN-TIIE	5.630%	10/11/2021	MXN	63,600	13	(42)	0	(29)
	Pay	28-Day MXN-TIIE	5.675%	11/09/2021		37,500	0	(13)	0	(13)

							$79	$(2,705)	$487	$(3,113)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	BCOMTR Index †	255,237	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	$	56,432	$(2,805)	$0	$(2,805)

CBK	Receive	BCOMTR Index †	52,128	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		11,525	(573)	0	(573)
	Receive	MOTT3002 Index †	48,060	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		11,625	(580)	0	(580)

DUB	Receive	BCOMTR Index †	161,967	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		35,810	(1,254)	0	(1,254)

FBF	Receive	BCOMTR Index †	128,716	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		28,458	(1,414)	0	(1,414)

GLM	Receive	BCOMTR Index †	229,892	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		50,828	(2,526)	0	(2,526)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Pay/Receive (7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Receive	BCOMTR Index †	75,087	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	$	16,601	$(825)	$0	$(825)
	Receive	JMABNIC0 Index †	5,035	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		2,838	(113)	0	(113)
	Receive	JMABNICP Index †	19,944	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		11,031	(440)	0	(440)

MAC	Receive	BCOMTR Index †	114,062	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		25,219	(1,253)	0	(1,253)

MYC	Receive	BCOMTR Index †	241,799	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		53,461	(2,657)	0	(2,657)
	Receive	MOTT3001 Index †	234,163	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		56,759	(2,821)	0	(2,821)
	Receive	MOTT3002 Index †	412,422	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		99,153	(4,947)	0	(4,947)

								$(22,208)	$0	$(22,208)

(7)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	GOLDLNPM Index †	3.098%	08/03/2015	$	284	$0	$(1)	$0	$(1)
	Receive	SLVRLND Index †	6.452%	08/03/2015		197	0	7	7	0

CBK	Pay	SPGCCLP Index †	4.080%	05/14/2015		142	0	(18)	0	(18)
	Pay	SPGCCLP Index †	4.580%	05/14/2015		134	0	(16)	0	(16)

DUB	Pay	SPGCCLP Index †	4.623%	05/14/2015		130	0	(15)	0	(15)
	Pay	SPGCCLP Index †	6.376%	11/17/2015		150	0	(27)	0	(27)
	Receive	WTI Crude December Futures †	4.203%	11/17/2015		180	0	25	25	0
	Receive	WTI Crude June Futures †	2.772%	05/14/2015		181	0	19	19	0
	Receive	WTI Crude June Futures †	3.240%	05/14/2015		307	0	30	30	0

GST	Pay	Brent Crude February Futures †	11.560%	01/12/2015		147	0	(13)	0	(13)
	Pay	DJUBS Index †	1.960%	02/03/2015		205	0	(3)	0	(3)
	Pay	GOLDLNPM Index †	6.126%	11/25/2015		170	0	4	4	0
	Receive	SLVRLND Index †	10.890%	11/25/2015		130	0	(1)	0	(1)
	Pay	SPGCGCP Index †	2.723%	06/11/2015		338	0	0	0	0
	Receive	SPGSSIP Index †	5.760%	06/11/2015		233	0	6	6	0
	Pay	WTI Crude February Futures †	11.662%	01/14/2015		146	0	(25)	0	(25)
	Pay	WTI Crude February Futures †	28.302%	01/14/2015		31	0	2	2	0

MYC	Pay	GOLDLNPM Index †	3.276%	09/18/2015		276	0	(1)	0	(1)
	Pay	GOLDLNPM Index †	5.406%	04/21/2016		910	0	13	13	0
	Receive	SLVRLND Index †	5.382%	09/18/2015		216	0	10	10	0
	Receive	SLVRLND Index †	9.151%	04/21/2016		700	0	9	9	0

SOG	Pay	SPGCCLP Index †	4.000%	05/14/2015		151	0	(20)	0	(20)
	Pay	WTI Crude February Futures †	23.040%	01/14/2015		104	0	1	1	0
	Pay	WTI Crude February Futures †	28.623%	01/14/2015		63	0	4	4	0
	Receive	WTI Crude June Futures †	2.772%	05/14/2015		172	0	18	18	0

							$0	$8	$148	$(140)

Total Swap Agreements							$(339)	$(24,768)	$716	$(25,823)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(i)	Securities with an aggregate market value of $18,347 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
PIMCO CommodityRealReturn® Strategy Portfolio
BOA	$110	$0	$122	$232	$(20)	$(2)	$(61)	$(83)	$149	$0	$149
BPS	212	0	175	387	(1)	(4)	(533)	(538)	(151)	381	230
BRC	72	0	0	72	(90)	0	0	(90)	(18)	0	(18)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
CBK	$63	$0	$46	$109	$(391)	$(5)	$(39)	$(435)	$(326)	$267	$(59)
DUB	64	67	0	131	(71)	(280)	(2,086)	(2,437)	(2,306)	2,324	18
FBF	112	0	63	175	(19)	0	(12)	(31)	144	0	144
GLM	63	0	45	108	(2)	0	(182)	(184)	(76)	0	(76)
GST	0	0	0	0	0	(1)	(82)	(83)	(83)	0	(83)
HUS	313	0	0	313	(71)	0	0	(71)	242	(280)	(38)
JPM	2,036	0	23	2,059	(9)	(12)	(111)	(132)	1,927	(1,414)	513
MSB	156	0	0	156	(24)	0	0	(24)	132	0	132
MYC	0	376	13	389	0	(557)	(278)	(835)	(446)	407	(39)
RBC	199	0	0	199	(701)	0	0	(701)	(502)	571	69
SCX	10	0	0	10	0	0	0	0	10	0	10
UAG	259	0	0	259	(400)	0	(64)	(464)	(205)	0	(205)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
BOA	0	0	55	55	0	0	(2,806)	(2,806)	(2,751)	1,820	(931)
BPS	0	0	9	9	0	(4)	(3)	(7)	2	0	2
CBK	0	0	4	4	0	0	(1,187)	(1,183)	(1,357)	621	(562)
DUB	0	0	74	74	0	0	(1,296)	(1,296)	(1,222)	1,092	(130)
FBF	0	0	0	0	0	0	(1,414)	(1,414)	(1,414)	719	(695)
GLM	0	0	0	0	(25)	0	(2,526)	(2,551)	(2,551)	1,697	(854)
GST	0	0	25	25	0	(1)	(42)	(43)	(18)	0	(18)
HUS	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	0	0	2	2	0	0	(1,383)	(1,383)	(1,381)	772	(609)
MAC	0	0	0	0	0	0	(1,269)	(1,269)	(1,269)	673	(596)
MSB	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
MYC	0	11	37	48	0	(22)	(10,429)	(10,451)	(10,403)	3,444	(6,959)
SOG	0	0	23	23	0	(11)	(20)	(31)	(8)	0	(8)

Total Over the Counter	$3,669	$454	$716	$4,839	$(1,830)	$(899)	$(25,823)	$(28,552)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$8	$0	$0	$0	$0	$8
Futures	357	0	0	0	92	449
Swap Agreements	0	4	0	0	24	28

	$365	$4	$0	$0	$116	$485

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,669	$0	$3,669
Purchased Options	11	0	0	0	443	454
Swap Agreements	229	0	0	0	487	716

	$240	$0	$0	$3,669	$930	$4,839

	$605	$4	$0	$3,669	$1,046	$5,324

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$123	$0	$0	$0	$0	$123
Futures	284	0	4	0	18	306
Swap Agreements	0	1	0	0	82	83

	$407	$1	$4	$0	$100	$512

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,830	$0	$1,830
Written Options	38	8	0	123	730	899
Swap Agreements	22,375	335	0	0	3,113	25,823

	$22,413	$343	$0	$1,953	$3,843	$28,552

	$22,820	$344	$4	$1,953	$3,943	$29,064

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

December 31, 2014

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(7)	$(7)
Written Options	293	0	0	0	17	310
Futures	(423)	0	0	0	578	155
Swap Agreements	0	223	0	0	(4,155)	(3,932)

	$(130)	$223	$0	$0	$(3,567)	$(3,474)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,445	$0	$11,445
Purchased Options	(1)	0	0	0	(396)	(397)
Written Options	106	126	0	370	952	1,554
Swap Agreements	(74,900)	66	37	0	1,121	(73,676)

	$(74,795)	$192	$37	$11,815	$1,677	$(61,074)

	$(74,925)	$415	$37	$11,815	$(1,890)	$(64,548)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(1)	$0	$0	$0	$0	$(1)
Written Options	85	0	0	0	7	92
Futures	125	0	(4)	0	525	646
Swap Agreements	0	4	0	0	(7,977)	(7,973)

	$209	$4	$(4)	$0	$(7,445)	$(7,236)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,629	$0	$1,629
Purchased Options	1	0	0	0	(52)	(51)
Written Options	(35)	14	0	(75)	(647)	(743)
Swap Agreements	(19,321)	129	(5)	0	(1,796)	(20,993)

	$(19,355)	$143	$(5)	$1,554	$(2,495)	$(20,158)

	$(19,146)	$147	$(9)	$1,554	$(9,940)	$(27,394)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$23,905	$175	$24,080
Industrials	0	2,088	145	2,233
Utilities	0	9,297	0	9,297
U.S. Government Agencies	0	20,367	0	20,367
U.S. Treasury Obligations	0	423,392	0	423,392
Mortgage-Backed Securities	0	23,571	294	23,865
Asset-Backed Securities	0	18,744	2,911	21,655
Sovereign Issues	0	62,489	0	62,489
Exchange-Traded Funds	624	0	0	624
Short-Term Instruments
Certificates of Deposit	0	10,543	0	10,543
Repurchase Agreements	0	58,116	0	58,116
Mexico Treasury Bills	0	19,954	0	19,954
U.S. Treasury Bills	0	22,550	0	22,550
	$624	$695,016	$3,525	$699,165

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,549	$0	$0	$1,549

Total Investments	$2,173	$695,016	$3,525	$700,714

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(38,973)	$0	$(38,973)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	457	28	0	485
Over the counter	0	4,839	0	4,839
	$457	$4,867	$0	$5,324

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(429)	(83)	0	(512)
Over the counter	0	(28,547)	(5)	(28,552)
	$(429)	$(28,630)	$(5)	$(29,064)

Totals	$2,201	$632,280	$3,520	$638,001

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class, and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the

Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are, if any, translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Consolidated Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement

of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

and details of significant unobservable inputs, have been included in the Consolidated Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S.

dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants.

ANNUAL REPORT	DECEMBER 31, 2014	31

Notes to Financial Statements (Cont.)

These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors  (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$289,665	$22,711	$(312,360)	$(17)	$17	$16	$11	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$37	$612,698	$(611,160)	$(42)	$0	$1,533	$99	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

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Notes to Financial Statements (Cont.)

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying

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instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options   The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Commodity Futures Contracts   The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise for a Commodity Option will not include physical delivery of the underlying commodity but will rather settle the amount of the difference between the current market value of the underlying futures contract and the strike price directly into the Portfolio’s custody account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions   The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions   The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options   The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices   The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

(d) Swap Agreements   The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate

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Notes to Financial Statements (Cont.)

(“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements   The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements   Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take

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an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements   The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements   The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an

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Notes to Financial Statements (Cont.)

underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

Variance Swap Agreements   The Portfolio may invest in variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings,

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changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks   The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements   The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral.

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Notes to Financial Statements (Cont.)

The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Portfolio I, Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2014 of the Commodity Subsidiary to the Portfolio (amounts in thousands†).

Date of Incorporation	07/21/2006
Subscription Agreement	08/01/2006
Portfolio Net Assets	$430,464
Subsidiary % of Portfolio Net Assets	7.7%
Subsidiary Financial Statement Information
Total assets	$82,782
Total liabilities	49,656
Net assets	$33,126
Total income	498
Net investment income (loss)	(323)
Net realized gain (loss)	(74,893)
Net change in unrealized appreciation (depreciation)	(20,164)
Increase (decrease) in net assets resulting from operations	$(95,380)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses   The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver by PIMCO. For the period ended December 31, 2014, the amount was $814,895.

ANNUAL REPORT	DECEMBER 31, 2014	41

Notes to Financial Statements (Cont.)

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolio under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Purchases	Sales
$25,245	$2,018

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$879,779	$962,549	$126,304	$84,313

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	474	$3,000	206	$1,332
Administrative Class	15,933	94,644	22,767	145,818
Advisor Class	5,842	35,813	6,020	39,184
Class M	5	26	0	0
Issued as reinvestment of distributions
Institutional Class	2	12	1	8
Administrative Class	276	1,628	1,382	9,149
Advisor Class	68	400	350	2,343
Class M	0	0	0	0
Cost of shares redeemed
Institutional Class	(225)	(1,382)	(20)	(134)
Administrative Class	(35,451)	(209,253)	(23,024)	(147,293)
Advisor Class	(3,705)	(22,789)	(3,558)	(23,171)
Class M	0	0	0	0
Net increase (decrease) resulting from Portfolio share transactions	(16,781)	$(97,901)	4,124	$27,236

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 31% of the Portfolio. One shareholder is a related party and comprises 20% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014 the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily

ANNUAL REPORT	DECEMBER 31, 2014	43

Notes to Financial Statements (Cont.)

in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$17,963	$—	$(21,853)	$(110)	$(17,933)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected Securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2014, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$1,997	$15,936

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$714,541	$3,795	$(17,623)	$(13,828)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Treasury Inflation-Protected securities, and sale/buyback transactions.

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$2,040	$—	$—
12/31/2013	$11,370	$130	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO CommodityRealReturn® Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows and the financial highlights (consolidated) for the Advisor Class present fairly, in all material respects, the financial position of PIMCO CommodityRealReturn® Strategy Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

46	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MSC	Morgan Stanley & Co., Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	JPS	JPMorgan Securities, Inc.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MAC	Macquarie Bank Limited	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	INR	Indian Rupee	PLN	Polish Zloty
CAD	Canadian Dollar	JPY	Japanese Yen	USD ($)	United States Dollar
COP	Colombian Peso	MXN	Mexican Peso	KRW	South Korean Won
EUR	Euro	MYR	Malaysian Ringgit	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over the Counter
COMEX	Commodity Exchange, Inc.

Index Abbreviations:
BCOMTR	Bloomberg Commodity Index Total Return	JMABNIC0	JPMorgan Nic 0 Custom Index	SPGCCLP	S&P Goldman Sachs Commodity Crude Oil Index
CDX.HY	Credit Derivatives Index - High Yield	JMABNICP	JPMorgan Nic P Custom Index	SPGCENP	S&P GSCI Energy Official Close Index ER
CPI	Consumer Price Index	LLSBRT 1H15	1st Half 2015 LLS-Brent Spread Calendar Swap	SPGCGCP	S&P GSCI Gold Official Close Index ER
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	LLSBRT CAL15	2015 LLS-Brent Spread Calendar Swap	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
DTDBRTCO	Dated Brent Crack Calendar Swap	MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return	SPGSSIP	S&P GSCI Silver Index Excess Return
EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	MOTT3002	Modified Post-Roll Dow Jones-UBS Commodity IndexSM Total Return	UKRPI	United Kingdom Retail Price Index
GOLDLNPM	London Gold Market Fixing Ltd. PM	NAPCO	Naphtha Crack Spread	ULSD	Ultra-Low Sulfur Diesel
JETNWECO	NWE CIF Jet Fuel Crack Spread	SLVRLND	London Silver Market Fixing Ltd.

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	TBD	To Be Determined
CLO	Collateralized Loan Obligation	oz.	Ounce	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit	YOY	Year-Over-Year
MSCI	Morgan Stanley Capital International

ANNUAL REPORT	DECEMBER 31, 2014	47

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	49

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

50	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	53

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	55

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT11AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO CommodityRealReturn® Strategy Portfolio

Share Class

■	M

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

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The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

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In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

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U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

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U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, tax risk, subsidiary risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Return chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You

ANNUAL REPORT	DECEMBER 31, 2014	5

Important Information About the Portfolio (Cont.)

may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO CommodityRealReturn® Strategy Portfolio

Allocation Breakdown†
U.S. Treasury Obligations	60.4%
Short-Term Instruments‡	16.1%
Sovereign Issues	8.9%
Corporate Bonds & Notes	5.1%
Mortgage-Backed Securities	3.4%
Other	6.1%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

A line graph is not included since the Portfolio has less than six months of performance.

Cumulative Total Return for the period ended December 31, 2014
Class Inception (11/10/2014)
PIMCO CommodityRealReturn Strategy Portfolio Class M	-12.91%
Bloomberg Commodity Index Total Return±	-10.47%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.390% for Class M shares.

± Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index. Prior to June 30, 2014, the Bloomberg Commodity Index Total Return was named Dow Jones-UBS Commodity Index Total Return.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)(a)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$870.90	$1,019.11
Expenses Paid During Period†	$1.64	$6.29
Net Annualized Expense Ratio††	1.23%	1.23%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 11/10/14 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 52/365 (to reflect the period since the inception date of 11/10/14). Hypothetical expenses reflect an amount as if the Class had been operational for the entire fiscal year.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities. Commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

»	Exposure to commodities detracted from absolute returns as commodity prices generally declined over the reporting period.

»

The Portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral for the commodities exposure, benefited relative performance as U.S. TIPS outperformed the assumed U.S. Treasury Bill collateral rate embedded in the Bloomberg Commodity Index Total Return.

»	Exposure to Australian real duration (or sensitivity to changes in real interest rates) benefited relative performance as Australian real yields declined over the reporting period.

»	Exposure to Italian real duration benefited relative performance as Italian real yields declined over the reporting period.

»	Underweight exposure to the two- to three-year portion of the real yield curve benefited relative performance as two- to three-year real yields rose over the reporting period.

»	Short exposure to longer-maturity nominal U.S. interest rates detracted from relative performance as nominal yields declined in the U.S. over the reporting period.

»	Short exposure to longer-maturity nominal European interest rates detracted from relative performance as interest rates declined in this region over the reporting period.

ANNUAL REPORT	DECEMBER 31, 2014	7

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio

Selected Per Share Data for the Period Ended:	11/10/2014-12/31/2014

Class M
Net asset value beginning of period	$5.59
Net investment income (a)	0.04
Net realized/unrealized (loss)	(0.76)
Net (decrease) from investment operations	(0.72)
Dividends from net investment income	(0.01)
Total distributions	(0.01)
Net asset value end of period	$4.86
Total return	(12.91)%
Net assets end of period (000s)	$23
Ratio of expenses to average net assets	1.23%*
Ratio of expenses to average net assets excluding waivers	1.36%*
Ratio of expenses to average net assets excluding interest expense	1.19%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.32%*
Ratio of net investment income to average net assets	0.61%*
Portfolio turnover rate	151%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$699,165
Investments in Affiliates	1,549
Financial Derivative Instruments
Exchange-traded or centrally cleared	485
Over the counter	4,839
Cash	82
Deposits with counterparty	1,893
Foreign currency, at value	518
Receivable for investments sold	173,347
Receivable for Portfolio shares sold	2,997
Interest and dividends receivable	2,665
Dividends receivable from Affiliates	64
Reimbursement receivable from PIMCO	25
887,629

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$353,967
Payable for short sales	38,973
Financial Derivative Instruments
Exchange-traded or centrally cleared	512
Over the counter	28,552
Payable for investments purchased	32,087
Payable for investments in Affiliates purchased	64
Deposits from counterparty	1,700
Payable for Portfolio shares redeemed	497
Accrued investment advisory fees	210
Accrued supervisory and administrative fees	105
Accrued distribution fees	29
Accrued servicing fees	41
Other liabilities	428
457,165

Net Assets	$430,464

Net Assets Consist of:
Paid in capital	$452,396
Undistributed net investment income	37,742
Accumulated net realized (loss)	(18,681)
Net unrealized (depreciation)	(40,993)
$430,464

Net Assets:
Institutional Class	$2,233
Administrative Class	302,303
Advisor Class	125,905
Class M	23

Shares Issued and Outstanding:
Institutional Class	461
Administrative Class	62,193
Advisor Class	25,622
Class M	5

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$4.84
Administrative Class	4.86
Advisor Class	4.91
Class M	4.86

Cost of Investments in Securities	$711,575
Cost of Investments in Affiliates	$1,549
Cost of Foreign Currency Held	$522
Proceeds Received on Short Sales	$38,872
Cost or Premiums of Financial Derivative Instruments, net	$(1,035)

* Includes repurchase agreements of:	$58,116

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest, net of foreign taxes*	$11,321
Dividends	2
Dividends from Investments in Affiliates	110
Total Income	11,433

Expenses:
Investment advisory fees	3,568
Supervisory and administrative fees	1,762
Servicing fees - Administrative Class	686
Distribution and/or servicing fees - Advisor Class	376
Trustee fees	7
Interest expense	248
Total Expenses	6,647
Waiver and/or Reimbursement by PIMCO	(815)
Net Expenses	5,832

Net Investment Income	5,601

Net Realized (Loss):
Investments in securities	(2,823)
Investments in Affiliates	(59)
Exchange-traded or centrally cleared financial derivative instruments	(3,474)
Over the counter financial derivative instruments	(61,074)
Foreign currency	(208)
Net Realized (Loss)	(67,638)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(10,250)
Investments in Affiliates	17
Exchange-traded or centrally cleared financial derivative instruments	(7,236)
Over the counter financial derivative instruments	(20,158)
Foreign currency assets and liabilities	(88)
Net Change in Unrealized (Depreciation)	(37,715)
Net (Loss)	(105,353)

Net Decrease in Net Assets Resulting from Operations	$(99,752)

* Foreign tax withholdings	$2

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

(Decrease) in Net Assets from:

Operations:
Net investment income	$5,601	$3,507
Net realized (loss)	(67,638)	(81,990)
Net change in unrealized (depreciation)	(37,715)	(28,320)
Net (decrease) in net assets resulting from operations	(99,752)	(106,803)

Distributions to Shareholders:
From net investment income
Institutional Class	(12)	(8)
Class M	(0)	0
Administrative Class	(1,628)	(9,149)
Advisor Class	(400)	(2,343)

Total Distributions	(2,040)	(11,500)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(97,901)	27,236

Total (Decrease) in Net Assets	(199,693)	(91,067)

Net Assets:
Beginning of year	630,157	721,224
End of year*	$430,464	$630,157

* Including undistributed net investment income of:	$37,742	$4,017

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Cash flows provided by operating activities:

Net (decrease) in net assets resulting from operations	$(99,752)

Adjustments to reconcile net (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(1,011,688)
Proceeds from sales of long-term securities	1,103,069
Proceeds from sales of short-term portfolio investments, net	269,251
(Increase) in deposits with counterparty	(114)
(Increase) in receivable for investments sold	(108,352)
Decrease in interest and dividends receivable	81
(Increase) in exchange-traded or centrally cleared derivatives	(10,324)
(Increase) in over the counter derivatives	(60,909)
Decrease in reimbursement receivable from PIMCO	33
Increase in payable for investments purchased	29,561
(Decrease) in deposits from counterparty	(4,729)
(Decrease) in accrued investment advisory fees	(96)
(Decrease) in accrued supervisory and administrative fees	(46)
(Decrease) in accrued distribution fee	(1)
(Decrease) in accrued servicing fee	(20)
Proceeds from on short sales transactions, net	31,420
Payments on currency transactions	(296)
Increase in other liabilities	5
Net Realized (Gain)
Investments in securities	2,823
Investments in Affiliates	59
Exchange-traded or centrally cleared financial derivative instruments	3,486
Over the counter financial derivative instruments	61,062
Foreign currency	208
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	10,250
Investments in Affiliates	(17)
Exchange-traded or centrally cleared financial derivative instruments	7,236
Over the counter financial derivative instruments	20,158
Foreign currency assets and liabilities	88
Net amortization (accretion) on investments	6,588
Net cash provided by operating activities	249,034

Cash flows (used for) financing activities:
Proceeds from shares sold	140,902
Payments on shares redeemed	(233,278)
Cash dividend paid*	0
Proceeds from sale-buyback transactions	2,853,886
Payments on sale-buyback transactions	(3,011,111)
Net cash (used for) financing activities	(249,601)

Net (Decrease) in Cash and Foreign Currency	(567)

Cash and Foreign Currency:
Beginning of year	1,167
End of year	$600

* Reinvestment of dividends	$2,040

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$604

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 162.4%

CORPORATE BONDS & NOTES 8.3%

BANKING & FINANCE 5.6%
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2016	EUR	200	$259
Banco Santander S.A.
6.250% due 09/11/2021 (c)		100	117
Bankia S.A.
0.285% due 01/25/2016		200	241
3.500% due 12/14/2015		1,600	1,996
3.500% due 01/17/2019		700	915
Barclays Bank PLC
2.010% due 12/21/2020	MXN	2,500	175
BNP Paribas S.A.
0.542% due 11/07/2015		$4,900	4,894
BPCE S.A.
0.802% due 11/18/2016		2,800	2,803
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	600	744
2.875% due 05/19/2016		1,400	1,732
Citigroup, Inc.
0.752% due 05/01/2017		$6,800	6,787
Depfa ACS Bank
3.875% due 11/14/2016	EUR	100	129
Eksportfinans ASA
2.375% due 05/25/2016		$800	804
Rabobank Group
4.000% due 09/10/2015	GBP	1,400	2,228
Turkiye Garanti Bankasi A/S
2.731% due 04/20/2016		$100	100
Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023		200	156

			24,080

INDUSTRIALS 0.5%
Canadian Natural Resources Ltd.
0.632% due 03/30/2016		1,200	1,198
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	800	795
Russian Railways Via RZD Capital PLC
5.739% due 04/03/2017		$100	95
Veolia Environnement S.A.
1.750% due 06/17/2015	EUR	118	145

			2,233

UTILITIES 2.2%
AT&T, Inc.
0.677% due 03/30/2017		$3,150	3,150
BellSouth Corp.
4.182% due 04/26/2021		5,200	5,252
Electricite de France S.A.
0.691% due 01/20/2017		400	402
1.150% due 01/20/2017		100	100
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		400	300
Rosneft Finance S.A.
6.625% due 03/20/2017		100	93

			9,297

Total Corporate Bonds & Notes (Cost $36,896)			35,610

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 4.7%
Fannie Mae
0.500% due 09/28/2015 †	$7	$7
0.520% due 05/25/2042	7	7
0.850% due 02/25/2041	915	926
1.315% due 10/01/2044	8	8
2.192% due 05/25/2035	68	70
2.485% due 11/01/2034	49	53
3.500% due 01/01/2045	11,000	11,462
4.918% due 07/01/2035	40	40
5.208% due 11/01/2035	45	48
5.267% due 01/01/2036	155	164
Freddie Mac
0.391% due 02/15/2019	179	180
0.430% due 08/25/2031	2	2
0.611% due 08/15/2033	828	831
1.315% due 02/25/2045	100	102
1.988% due 09/01/2036 †	275	291
2.089% due 07/01/2036 †	261	278
2.139% due 10/01/2036 †	118	124
2.371% due 01/01/2034	8	9
Freddie Mac Strips
0.611% due 09/15/2042	2,190	2,211
Ginnie Mae
0.465% due 03/20/2037	1,130	1,133
NCUA Guaranteed Notes
0.607% due 10/07/2020	711	716
0.717% due 12/08/2020	1,232	1,244
Small Business Administration
5.510% due 11/01/2027	410	461

Total U.S. Government Agencies (Cost $20,200)		20,367

U.S. TREASURY OBLIGATIONS 98.4%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (e)	61,512	61,339
0.125% due 04/15/2017 (g)	5,436	5,442
0.125% due 04/15/2018 (e)	87,239	86,966
0.125% due 04/15/2019 (i)	1,520	1,505
0.500% due 04/15/2015 (g)	24,103	23,795
0.625% due 07/15/2021 (e)	67,008	67,997
1.125% due 01/15/2021	3,907	4,068
1.250% due 07/15/2020 (e)	46,139	48,515
1.375% due 01/15/2020 (g)	6,099	6,411
1.375% due 02/15/2044 (i)	1,426	1,622
1.875% due 07/15/2019 (g)(i)	4,392	4,721
2.000% due 01/15/2016	7,477	7,590
2.000% due 01/15/2016 (g)(i)†	13,159	13,358
2.125% due 01/15/2019 (g)	2,322	2,499
2.125% due 02/15/2041 (i)	108	142
2.375% due 01/15/2017 (i)	1,525	1,600
2.375% due 01/15/2017 (g)(i)†	11,765	12,350
2.375% due 01/15/2025	3,527	4,150
2.500% due 01/15/2029 (i)	774	964
2.625% due 07/15/2017 †	59,381	63,698
3.875% due 04/15/2029 (i)†	924	1,327
U.S. Treasury Notes
2.125% due 12/31/2021 (e)	3,300	3,333

Total U.S. Treasury Obligations (Cost $432,574)		423,392

MORTGAGE-BACKED SECURITIES 5.5%
Banc of America Mortgage Trust
2.315% due 11/25/2034	88	84
2.680% due 06/25/2035	181	174

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Re-REMIC Trust
5.588% due 06/24/2050		$282	$294
BCAP LLC Trust
5.041% due 03/26/2037		488	482
5.250% due 08/26/2037		1,229	1,285
Bear Stearns Adjustable Rate Mortgage Trust
2.190% due 08/25/2035		34	35
2.515% due 03/25/2035		27	27
2.580% due 03/25/2035		107	109
2.618% due 01/25/2035		425	418
2.656% due 03/25/2035		134	131
2.970% due 01/25/2035		451	455
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035		68	68
2.280% due 09/25/2035		78	78
2.540% due 10/25/2035		683	678
2.745% due 09/25/2037 ^		656	590
Countrywide Alternative Loan Trust
0.340% due 05/25/2047		2,278	1,919
0.360% due 12/20/2046		2,043	1,564
6.000% due 02/25/2037 ^		282	225
Countrywide Home Loan Mortgage Pass-Through Trust
2.399% due 11/19/2033		6	6
2.589% due 08/25/2034		51	46
Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040		296	308
5.467% due 09/18/2039		762	794
DBUBS Mortgage Trust
3.386% due 07/10/2044		4,688	4,821
First Horizon Alternative Mortgage Securities Trust
2.207% due 06/25/2034		21	21
Granite Mortgages PLC
0.940% due 09/20/2044	GBP	130	203
Greenpoint Mortgage Funding Trust
0.440% due 11/25/2045		$12	9
GS Mortgage Securities Trust
3.849% due 12/10/2043		3,212	3,316
GSR Mortgage Loan Trust
2.814% due 01/25/2035		98	97
HarborView Mortgage Loan Trust
0.404% due 03/19/2036		69	51
IndyMac Mortgage Loan Trust
2.750% due 11/25/2035 ^		241	218
JPMorgan Mortgage Trust
2.550% due 08/25/2035		113	112
2.552% due 07/25/2035		82	83
2.636% due 02/25/2035		195	192
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		150	165
MASTR Adjustable Rate Mortgages Trust
2.639% due 11/21/2034		65	66
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.901% due 09/15/2030		242	240
Merrill Lynch Mortgage Investors Trust
1.582% due 10/25/2035		229	223
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		100	108
Morgan Stanley Capital Trust
5.908% due 06/11/2049		24	26
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		125	127
Residential Accredit Loans, Inc. Trust
1.473% due 09/25/2045		202	165
Royal Bank of Scotland Capital Funding Trust
6.040% due 12/16/2049		545	577

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sequoia Mortgage Trust
0.365% due 07/20/2036		$496	$465
Structured Adjustable Rate Mortgage Loan Trust
1.515% due 01/25/2035		19	15
2.573% due 02/25/2034		28	28
2.586% due 12/25/2034		130	127
Structured Asset Mortgage Investments Trust
0.824% due 10/19/2034		29	28
Vornado DP LLC Trust
4.004% due 09/13/2028		1,500	1,622
Wachovia Bank Commercial Mortgage Trust
0.241% due 06/15/2020		75	75
WaMu Mortgage Pass-Through Certificates Trust
0.883% due 05/25/2047		328	282
2.374% due 12/25/2035		262	242
5.142% due 08/25/2035		34	33
Wells Fargo Mortgage-Backed Securities Trust
2.490% due 06/25/2033		98	99
2.577% due 03/25/2036		266	259

Total Mortgage-Backed Securities (Cost $22,389)			23,865

ASSET-BACKED SECURITIES 5.0%
Aquilae CLO PLC
0.546% due 01/17/2023	EUR	310	373
Carrington Mortgage Loan Trust
0.490% due 10/25/2035		$19	19
Commercial Industrial Finance Corp.
0.492% due 05/10/2021		2,762	2,749
0.494% due 03/01/2021		379	378
Countrywide Asset-Backed Certificates
0.350% due 07/25/2036		873	859
0.405% due 04/25/2036		84	84
4.542% due 04/25/2036		568	578
Credit-Based Asset Servicing and Securitization LLC
0.289% due 07/25/2037		20	13
Elm CLO Ltd.
1.635% due 01/17/2023		2,100	2,100
First Franklin Mortgage Loan Trust
0.550% due 09/25/2035		389	389
0.850% due 11/25/2035		2,738	2,679
GSAMP Trust
0.240% due 12/25/2036		74	38
LCM Ltd.
0.477% due 03/21/2019		399	399
Magi Funding PLC
0.429% due 04/11/2021	EUR	106	128
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047 ^		$150	123
North Carolina State Education Assistance Authority
0.684% due 10/26/2020		278	278
OneMain Financial Issuance Trust
2.470% due 09/18/2024		2,900	2,911
Penta CLO S.A.
0.398% due 06/04/2024	EUR	837	1,003
SLM Student Loan Trust
0.274% due 04/25/2019		$2,200	2,188
1.734% due 04/25/2023		3,176	3,265

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Mortgage Loan Trust
1.656% due 04/25/2035		$460	$446
Symphony CLO Ltd.
0.472% due 05/15/2019		570	566
Wood Street CLO BV
0.433% due 03/29/2021	EUR	74	89

Total Asset-Backed Securities (Cost $20,868)			21,655

SOVEREIGN ISSUES 14.5%
Australia Government Bond
5.250% due 03/15/2019	AUD	4,300	3,941
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	100	135
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025	BRL	2,600	857
Colombian TES
3.000% due 03/25/2033 (b)	COP	1,462,226	538
France Government Bond
0.100% due 07/25/2021 (b)	EUR	2,120	2,648
0.250% due 07/25/2018 (b)		104	128
0.700% due 07/25/2030 (b)		100	132
1.600% due 07/25/2015 (b)		957	1,165
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)		2,226	2,797
2.100% due 09/15/2016 (b)		429	530
2.100% due 09/15/2017 (b)		349	439
2.100% due 09/15/2021 (b)		2,060	2,698
2.250% due 04/22/2017 (b)		2,095	2,621
2.350% due 09/15/2024 (b)		5,431	7,313
2.550% due 10/22/2016 (b)		1,696	2,122
3.100% due 09/15/2026 (b)		106	153
5.500% due 11/01/2022		100	156
Mexico Government International Bond
4.000% due 11/15/2040 (b)	MXN	5,799	443
4.000% due 11/08/2046 (b)		21,614	1,680
4.750% due 06/14/2018		9,975	675
New South Wales Treasury Corp.
2.750% due 11/20/2025	AUD	1,829	1,780
New Zealand Government Bond
2.000% due 09/20/2025	NZD	2,062	1,607
5.500% due 04/15/2023		1,800	1,588
Province of Ontario
3.450% due 06/02/2045	CAD	2,500	2,227
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	7,446	9,258
1.500% due 04/15/2016 (b)		1,977	2,412
Slovenia Government International Bond
4.700% due 11/01/2016		900	1,167
Spain Government International Bond
3.800% due 04/30/2024		5,600	8,112
5.400% due 01/31/2023		2,000	3,167

Total Sovereign Issues (Cost $66,626)			62,489

		SHARES
EXCHANGE-TRADED FUNDS 0.2%
iShares MSCI Emerging Markets ETF		9,891	389

		SHARES	MARKET VALUE (000S)
iShares U.S. Real Estate ETF		3,060	$235

Total Exchange-Traded Funds (Cost $627)			624

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 25.8%

CERTIFICATES OF DEPOSIT 2.5%
Banco Bilbao Vizcaya Argentaria S.A.
0.981% due 10/23/2015		$5,250	5,245
1.082% due 05/16/2016		3,000	2,998
Itau Unibanco Holding S.A.
1.151% due 06/04/2015		2,300	2,300

			10,543

REPURCHASE AGREEMENTS (d) 13.5%
			58,116

MEXICO TREASURY BILLS 4.6%
2.982% due 02/12/2015 - 05/14/2015 (a)	MXN	296,000	19,954

U.S. TREASURY BILLS 5.2%
0.053% due 01/08/2015 - 05/28/2015 (a)(e)(g)(i)†		$22,553	22,550

Total Short-Term Instruments (Cost $111,395)			111,163

Total Investments in Securities (Cost $711,575)			699,165

		SHARES
INVESTMENTS IN AFFILIATES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.4%
PIMCO Short-Term Floating NAV Portfolio		1,565	16
PIMCO Short-Term Floating NAV Portfolio III		154,699	1,533

Total Short-Term Instruments (Cost $1,549)			1,549

Total Investments in Affiliates (Cost $1,549)			1,549

Total Investments 162.8% (Cost $713,124)			$700,714

Financial Derivative Instruments (f)(h) (5.5%) (Cost or Premiums, net $(1,035))			(23,740)

Other Assets and Liabilities, net (57.3%)			(246,510)

Net Assets 100.0%			$430,464

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio I, Ltd., which is a 100% owned subsidiary of the Portfolio.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.100%	12/30/2014	01/05/2015	$41,250	U.S. Treasury Inflation Protected Securities 0.500% due 04/15/2015	$(42,064)	$41,250	$41,250
DEU	0.100% †	12/31/2014	01/02/2015	8,200	U.S. Treasury Bonds 3.125% due 02/15/2043	(8,368)	8,200	8,200
JPS	0.140% †	12/31/2014	01/02/2015	3,600	U.S. Treasury Notes 1.875% due 06/30/2015	(3,683)	3,600	3,600
MSC	0.150% †	12/31/2014	01/02/2015	4,800	U.S. Treasury Bonds 3.750% due 11/15/2043	(4,903)	4,800	4,800
SSB	0.000% †	12/31/2014	01/02/2015	266	Fannie Mae 2.260% due 10/17/2022	(273)	266	266

Total Repurchase Agreements						$(59,291)	$58,116	$58,116

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate		Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.170%		12/30/2014	01/05/2015	$(41,975)	$(41,964)
	0.280%		12/02/2014	01/02/2015	(40,081)	(40,087)
	0.290%		12/04/2014	01/14/2015	(233)	(233)
	0.300%		12/29/2014	01/12/2015	(1,612)	(1,611)
	0.302%		12/05/2014	01/16/2015	(8,164)	(8,109)
	0.340%		12/09/2014	01/16/2015	(23,888)	(23,853)
	0.420%		12/30/2014	01/06/2015	(1,534)	(1,533)
	0.430%		12/31/2014	01/07/2015	(7,406)	(7,399)
BPG	0.200%		01/02/2015	02/02/2015	(19,047)	(18,950)
FOB	0.201%		01/05/2015	01/30/2015	(68,488)	(68,014)
	0.202%		01/05/2015	01/30/2015	(5,468)	(5,389)
	0.270	% †	12/17/2014	01/08/2015	(28,474)	(28,469)
GSC	0.320%		12/31/2014	01/07/2015	(3,330)	(3,331)
	0.384%		12/18/2014	01/29/2015	(1,252)	(1,236)
TDM	0.180%		11/06/2014	01/05/2015	(73,326)	(73,339)
	0.220%		01/02/2015	01/06/2015	(20,429)	(20,415)
	0.330%		12/16/2014	01/27/2015	(10,069)	(10,035)

Total Sale-Buyback Transactions						$(353,967)

(2)

As of December 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2014 was $169,597 at a weighted average interest rate of 0.141%.

(3)	Payable for sale-buyback transactions includes $(542) of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	01/01/2045	$ 16,000	$(16,609)	$(16,672)
Fannie Mae	3.500%	02/01/2045	15,000	(15,546)	(15,589)
Fannie Mae	5.500%	01/01/2045	6,000	(6,717)	(6,712)

Total Short Sales				$(38,872)	$(38,973)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(e)	Securities with an aggregate market value of $352,750 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO CommodityRealReturn® Strategy Portfolio
Global/Master Repurchase Agreement
BCY	$41,250	$0	$0	$0	$41,250	$(42,064)	$(814)

Master Securities Forward Transaction Agreement
BCY	0	0	(124,789)	0	(124,789)	124,403	(386)
BPG	0	0	(18,950)	0	(18,950)	19,008	58
FOB	0	0	(75,646)	0	(75,646)	75,606	(40)
GSC	0	0	(4,567)	0	(4,567)	4,564	(3)
TDM	0	0	(103,789)	0	(103,789)	103,349	(440)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
DEU	8,200	0	0	0	8,200	(8,368)	(168)
JPS	3,600	0	0	0	3,600	(3,683)	(83)
MSC	4,800	0	0	0	4,800	(4,904)	(104)
SSB	266	0	0	0	266	(273)	(7)

Master Securities Forward Transaction Agreement
FOB	0	0	(26,226)	0	(26,226)	25,820	(406)

Total Borrowings and Other Financing Transactions	$58,116	$0	$(353,967)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT Wheat March Futures †	$575.000	02/20/2015	10	$9	$8

Total Purchased Options				$9	$8

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT Corn February Futures †	$435.000	01/23/2015	11	$(2)	$(1)
Put - CBOT Corn March Futures †	370.000	02/20/2015	15	(9)	(4)
Put - CBOT Soybean February Futures †	1,000.000	01/23/2015	3	(1)	(2)
Call - CBOT Soybean February Futures †	1,100.000	01/23/2015	3	(1)	(1)
Call - COMEX Gold 100 oz. February Futures †	1,250.000	01/27/2015	14	(10)	(5)
Call - COMEX Gold 100 oz. March Futures †	1,250.000	02/24/2015	1	(1)	(1)
Call - EOP Euro-Mill Wheat March Futures †	185.000	02/16/2015	5	(3)	(5)
Put - EOP Euro-Mill Wheat March Futures †	185.000	02/16/2015	5	(2)	(1)
Call - NYMEX Crude European Style April Futures †	68.000	03/17/2015	17	(28)	(13)
Put - NYMEX Henry Hub Natural Gas April Futures †	3,000.000	03/26/2015	3	(3)	(9)
Call - NYMEX Henry Hub Natural Gas April Futures †	3,700.000	03/26/2015	3	(2)	(1)
Call - NYMEX WTI Crude April Futures †	68.000	03/17/2015	76	(125)	(58)
Call - NYMEX WTI Crude February Futures †	74.000	01/14/2015	4	(3)	0
Call - NYMEX WTI Crude February Futures	75.000	01/14/2015	14	(13)	0
Call - NYMEX WTI Crude March Futures †	67.000	02/17/2015	6	(6)	(2)
Call - NYMEX WTI-Brent Crude Spread March Futures †	3.000	02/11/2015	3	(2)	(2)
Call - NYMEX WTI-Brent Crude Spread March Futures †	6.000	02/11/2015	8	(7)	(17)
Put - NYMEX WTI-Brent Crude Spread March Futures †	8.000	02/11/2015	3	(2)	(1)
Put - NYMEX WTI-Brent Crude Spread March Futures †	14.000	02/11/2015	8	(7)	0

				$(227)	$(123)

Total Written Options				$(227)	$(123)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	52	$(1)	$0	$(2)
90-Day Eurodollar June Futures	Short	06/2015	158	(0)	0	(2)
90-Day Eurodollar June Futures	Short	06/2016	52	0	0	(1)
90-Day Eurodollar March Futures	Short	03/2016	52	1	0	(1)
90-Day Eurodollar September Futures	Short	09/2015	134	4	0	(2)
90-Day Eurodollar September Futures	Short	09/2016	52	(1)	0	(2)
Brent Crude December Futures †	Long	11/2015	13	(87)	0	(2)
Brent Crude December Futures †	Long	10/2016	11	1	0	(4)
Brent Crude June Futures †	Long	05/2015	16	(32)	0	(5)
Brent Crude June Futures †	Short	04/2016	11	9	3	0
Brent Crude March Futures †	Short	01/2016	17	260	4	0
Brent Crude September Futures †	Short	08/2015	17	296	3	0
Cocoa March Futures †	Short	03/2015	15	(5)	9	0
Cocoa May Futures †	Long	05/2015	15	(8)	0	(9)
Corn March Futures †	Short	03/2015	6	(4)	3	0
E-mini S&P 500 Index March Futures	Long	03/2015	3	(4)	0	(4)
Euro-Bund 10-Year Bond March Futures	Short	03/2015	129	(414)	0	(8)
Euro-Mill Wheat December Futures †	Long	12/2015	13	0	1	0
Euro-Mill Wheat March Futures †	Long	03/2015	49	(8)	2	0
Gold 100 oz. February Futures †	Short	02/2015	4	2	7	0
Hard Red Spring Wheat July Futures †	Long	07/2015	2	(1)	0	(1)
Hard Red Spring Wheat March Futures †	Long	03/2015	16	23	0	(4)
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	9	(19)	0	(2)
Henry Hub Natural Gas Swap April Futures †	Long	03/2019	3	(4)	0	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	9	(17)	0	(2)
Henry Hub Natural Gas Swap August Futures †	Long	07/2019	3	(4)	0	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	9	(10)	0	(2)
Henry Hub Natural Gas Swap December Futures †	Long	11/2019	3	(5)	0	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	9	(14)	0	(3)
Henry Hub Natural Gas Swap February Futures †	Long	01/2019	3	(4)	0	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	9	(14)	0	(3)
Henry Hub Natural Gas Swap January Futures †	Long	12/2018	3	(4)	0	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	9	(17)	0	(2)
Henry Hub Natural Gas Swap July Futures †	Long	06/2019	3	(4)	0	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	9	(18)	0	(2)
Henry Hub Natural Gas Swap June Futures †	Long	05/2019	3	(5)	0	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	9	(15)	0	(2)
Henry Hub Natural Gas Swap March Futures †	Long	02/2019	3	(4)	0	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	9	(19)	0	(2)
Henry Hub Natural Gas Swap May Futures †	Long	04/2019	3	(4)	0	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	9	(14)	0	(2)
Henry Hub Natural Gas Swap November Futures †	Long	10/2019	3	(5)	0	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	9	(16)	0	(2)
Henry Hub Natural Gas Swap October Futures †	Long	09/2019	3	(5)	0	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	9	(17)	0	(2)
Henry Hub Natural Gas Swap September Futures †	Long	08/2019	3	(5)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap April Futures †	Long	04/2015	2	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	Long	08/2015	1	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2015	1	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap February Futures †	Long	02/2015	2	(2)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap January Futures †	Long	01/2015	2	(2)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2015	1	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap June Futures †	Long	06/2015	2	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap March Futures †	Long	03/2015	2	(2)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap May Futures †	Long	05/2015	2	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2015	1	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2015	1	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	Long	09/2015	1	(1)	0	0
Natural Gas April Futures †	Short	03/2015	55	469	90	0
Natural Gas April Futures †	Short	03/2016	7	30	7	0
Natural Gas February Futures †	Short	01/2015	1	1	1	0
Natural Gas January Futures †	Short	12/2015	7	42	8	0
Natural Gas July Futures †	Long	06/2015	20	(94)	0	(28)
Natural Gas March Futures †	Short	02/2015	33	340	66	0
Natural Gas March Futures †	Long	02/2016	14	(75)	0	(15)
Natural Gas May Futures †	Long	04/2015	68	(617)	0	(100)
New York Harbor ULSD August Futures †	Short	08/2015	1	22	0	0
New York Harbor ULSD December Futures †	Long	11/2015	16	(300)	0	(5)
New York Harbor ULSD February Futures †	Short	01/2015	4	32	1	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
New York Harbor ULSD July Futures †	Short	07/2015	1	$22	$0	$0
New York Harbor ULSD June Futures †	Short	05/2015	16	324	3	0
New York Harbor ULSD March Futures †	Long	02/2015	4	(23)	0	(1)
New York Harbor ULSD September Futures †	Short	09/2015	1	21	0	0
Platinum April Futures †	Long	04/2015	4	(0)	0	(2)
RBOB Calendar Swap August Futures †	Long	08/2015	1	(19)	0	0
RBOB Calendar Swap July Futures †	Long	07/2015	1	(18)	0	0
RBOB Calendar Swap September Futures †	Long	09/2015	1	(23)	0	0
RBOB Gasoline April Futures †	Short	03/2015	4	59	0	0
RBOB Gasoline December Futures †	Long	11/2015	5	(147)	0	(1)
RBOB Gasoline March Futures †	Long	02/2015	4	(43)	0	0
RBOB Gasoline vs. Brent Crack Spread August Futures †	Long	08/2015	1	1	0	0
RBOB Gasoline vs. Brent Crack Spread July Futures †	Long	07/2015	1	2	0	0
RBOB Gasoline vs. Brent Crack Spread September Futures †	Long	09/2015	1	(4)	0	0
Soybean July Futures †	Short	07/2015	19	20	19	0
Soybean Meal July Futures †	Short	07/2015	10	(3)	5	0
Soybean Meal May Futures †	Long	05/2015	10	5	0	(6)
Soybean November Futures †	Long	11/2015	19	(15)	0	(15)
Sugar No. 11 March Futures †	Short	02/2015	30	147	3	0
U.S. Treasury 10-Year Note March Futures	Long	03/2015	284	126	70	0
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	77	(58)	22	0
Wheat December Futures †	Long	12/2015	10	(3)	0	(5)
Wheat July Futures †	Short	07/2015	17	(12)	8	0
Wheat March Futures †	Short	03/2015	34	(33)	21	0
White Sugar March Futures †	Long	02/2015	30	(104)	6	0
WTI Crude December Futures †	Short	11/2015	55	1,277	12	0
WTI Crude December Futures †	Short	11/2016	37	906	3	0
WTI Crude December Futures †	Short	11/2017	1	(4)	0	0
WTI Crude December Futures †	Long	11/2018	1	4	0	0
WTI Crude February Futures †	Short	01/2015	14	151	12	0
WTI Crude June Futures †	Short	05/2015	49	636	30	0
WTI Crude June Futures †	Long	05/2016	63	(1,708)	0	(8)
WTI Crude March Futures †	Short	02/2015	36	200	30	0
WTI Crude October Futures †	Long	09/2015	31	(69)	0	(10)
WTI Crude September Futures †	Long	08/2015	97	(1,510)	0	(37)

Total Futures Contracts				$(272)	$449	$(306)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$ 4,200	$267	$3	$4	$0
iTraxx Europe 22 5-Year Index	1.000%	12/20/2019	EUR 550	12	0	0	(1)

				$279	$3	$4	$(1)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$	5,800	$(70)	$(417)	$0	$(8)
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		9,100	(2,044)	(1,613)	0	(15)
Receive	3-Month USD-LIBOR	3.500%	12/17/2044		11,200	(1,936)	(1,599)	0	(17)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045	EUR	6,500	(1,048)	(1,133)	0	(25)
Receive	6-Month GBP-LIBOR	2.750%	03/18/2025	GBP	2,200	(278)	(58)	0	(17)
Pay	28-Day MXN-TIIE	5.630%	10/11/2021	MXN	81,500	(35)	(96)	21	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	5.560%	11/11/2021	MXN	1,600	$(1)	$(1)	$1	$0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		7,300	0	3	2	0

						$(5,412)	$(4,914)	$24	$(82)

Total Swap Agreements						$(5,133)	$(4,911)	$28	$(83)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(g)	Securities with an aggregate market value of $3,440 and cash of $1,917 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO CommodityRealReturn® Strategy Portfolio (1)	$0	$92	$28	$120	$0	$(22)	$(83)	$(105)
PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary) (1)	8	357	0	365	(123)	(284)	0	(407)

Total Exchange-Traded or Centrally Cleared	$8	$449	$28	$485	$(123)	$(306)	$(83)	$(512)

(1)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
BOA	01/2015		$		12,990		JPY	1,557,800	$16	$0
	02/2015			EUR	2,459	$		3,070	93	0
	02/2015			JPY	1,557,800			12,992	0	(16)
	02/2015			KRW	294,705			270	1	0
	02/2015		$		239		EUR	194	0	(4)

BPS	01/2015			BRL	4,097	$		1,579	38	0
	01/2015		$		1,542		BRL	4,097	0	(1)
	02/2015			MXN	214,589	$		14,662	151	0
	06/2015			COP	1,272,206			553	23	0

BRC	02/2015			MXN	12,550			921	72	0
	02/2015		$		2,621		BRL	6,780	0	(90)

CBK	01/2015				850		AUD	1,000	0	(34)
	01/2015				12,789		INR	798,701	0	(183)
	02/2015			EUR	640	$		794	20	0
	02/2015		$		6,247		EUR	5,017	0	(174)
	03/2015			CAD	152	$		131	0	0
	05/2015			MXN	79,583			5,394	43	0

DUB	01/2015			BRL	5,703			2,147	2	0
	01/2015		$		2,216		BRL	5,703	0	(71)
	07/2015			BRL	5,703	$		2,102	62	0

FBF	01/2015				994			362	0	(12)
	01/2015			JPY	1,034,400			8,741	106	0
	01/2015		$		381		BRL	994	0	(7)
	07/2015			BRL	722	$		265	6	0

GLM	01/2015			JPY	523,400			4,432	63	0
	02/2015	†	$		982		EUR	791	0	(25)
	03/2015			CAD	827	$		709	0	(2)

HUS	01/2015			AUD	7,477			6,396	291	0
	01/2015			NZD	3,972			3,099	1	0
	01/2015			ZAR	3,561			315	8	0
	02/2015			MXN	2,404			172	9	0
	02/2015		$		1,761		BRL	4,525	0	(71)
	02/2015	†			29		EUR	23	0	(1)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	03/2015			CAD	1,745	$		1,504	$4	$0

JPM	01/2015			BRL	2,328			971	96	0
	01/2015		$		876		BRL	2,328	0	(1)
	02/2015			EUR	59,424	$		73,851	1,913	0
	02/2015			MXN	6,749			484	27	0
	02/2015		$		106		MXN	1,441	0	(8)

MSB	01/2015			BRL	8,568	$		3,203	2	(22)
	01/2015		$		3,225		BRL	8,568	0	(1)
	02/2015			BRL	8,568	$		3,197	0	(1)
	02/2015			GBP	1,624			2,538	7	0
	02/2015			MXN	47,710			3,374	147	0
	03/2015	†	$		331		CAD	379	0	(5)

RBC	02/2015			MXN	65,205	$		4,610	199	0
	02/2015		$		6,606		MXN	87,294	0	(701)

SCX	02/2015			KRW	1,612,460	$		1,480	10	0

UAG	01/2015			BRL	4,539			1,648	0	(60)
	01/2015		$		5,297		AUD	6,477	0	(9)
	01/2015				1,709		BRL	4,539	0	(1)
	01/2015				1,274		PLN	4,280	0	(67)
	02/2015			AUD	6,477	$		5,285	9	0
	02/2015			MYR	12,928			3,925	250	0
	02/2015		$		111		MXN	1,641	0	0
	02/2015				3,979		MYR	13,072	0	(263)

Total Forward Foreign Currency Contracts									$3,669	$(1,830)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.045%	03/20/2015	$ 11,900	$123	$67

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017	3,000	420	376

							$543	$443

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
MYC	Call - OTC WTI Crude December Futures †	$150.000	11/17/2015	$8,200	$517	$11

Total Purchased Options					$1,060	$454

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015	EUR	1,500	$(1)	$(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		1,500	(3)	(1)

BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		800	(2)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		800	(1)	0

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		1,400	(2)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		1,400	(3)	0

GST	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		900	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		900	(3)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		400	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		1,100	(3)	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		700	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		700	(1)	(1)

							$(22)	$(8)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$2,020	$ (48)	$(123)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	TBD	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$700	$(6)	$(3)

CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	12,100	(108)	(3)
	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	1,000	(13)	0

DUB	Floor - OTC YOY CPURNSA Index	TBD	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	900	(9)	(6)

JPM	Cap - OTC CPURNSA Index	TBD	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	600	(4)	(1)

						$(140)	$(13)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.545%	03/20/2015	$	11,900	$(152)	$(151)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	02/18/2015		1,000	(5)	(8)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	02/18/2015		1,000	(5)	(1)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		12,600	(420)	(405)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	02/18/2015		16,800	(81)	(142)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	02/18/2015		16,800	(88)	(10)

								$(751)	$(717)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC Platinum Gold Spread February Futures †	$—	(2)	02/17/2015	$20	$(4)	$(3)
	Put - OTC Platinum Gold Spread March Futures †	19.000		03/02/2015	0	(2)	(1)

MYC	Call - OTC Brent Crude December Futures †	160.000		11/10/2015	8,200	(517)	(22)

SOG	Put - OTC Natural Gas April Futures †	3.300		03/26/2015	20	(2)	(11)
	Call - OTC Natural Gas April Futures †	4.300		03/26/2015	20	(3)	0

						$(528)	$(37)

(2)	Strike price determined when exercised based on predetermined terms.

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GST	Call - OTC SPGCENP Index †	0.306	02/09/2015	$ 700,000	$(18)	$0
	Call - OTC SPGCENP Index †	0.578	03/05/2015	200,000	(12)	(1)
	Call - OTC SPGCICP Index †	0.268	02/09/2015	300,000	(10)	0
	Call - OTC SPGCICP Index †	0.420	03/05/2015	200,000	(9)	0

					$(49)	$(1)

Total Written Options					$(1,538)	$(899)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	96	$122,530	EUR	0	GBP	0	$(1,567)
Sales	969	1,863,603		99,500		2,020	(2,506)
Closing Buys	(118)	(4,616)		(17,000)		(2,020)	280
Expirations	(562)	(484,008)		(67,500)		0	1,858
Exercised	(183)	(11,829)		(2,900)		0	170

Balance at End of Period	202	$1,485,680	EUR	12,100	GBP	0	$(1,765)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Pay	LLSBRT 1H15 Index †	$2.900	06/30/2015	606	$0	$0	$0	$0
	Pay	LLSBRT 1H15 Index †	2.850	06/30/2015	336	0	0	0	0
	Pay	LLSBRT 1H15 Index †	2.700	06/30/2015	576	0	0	0	0
	Receive	LLSBRT CAL15 Index †	8.150	12/31/2015	12,000	0	55	55	0
	Receive	RBCO 2Q15 Index †	11.850	06/30/2015	3,000	0	(1)	0	(1)

BPS	Receive	JETNWECO 1Q15 Index †	17.000	03/31/2015	750	0	(1)	0	(1)
	Pay	JETNWECO 1Q15 Index †	17.200	03/31/2015	441	0	1	1	0
	Receive	NAPCO 1Q15 Index †	8.340	03/31/2015	750	0	(1)	0	(1)
	Pay	NAPCO 1Q15 Index †	7.600	03/31/2015	441	0	1	1	0

CBK	Pay	DTDBRTCO 1Q15 Index †	0.320	03/31/2015	2,400	0	3	3	0
	Pay	LLSBRT 1H15 Index †	2.800	06/30/2015	666	0	0	0	0
	Pay	LLSBRT 1H15 Index †	2.700	06/30/2015	1,326	0	1	1	0

GST	Pay	Algonquin Cityfates Natural Gas Basis March Futures †	6.150	02/27/2015	5,000	0	6	6	0
	Pay	Algonquin Cityfates Natural Gas Basis March Futures †	6.180	02/27/2015	5,000	0	7	7	0
	Pay	LLSBRT 1H15 Index †	2.600	06/30/2015	660	0	0	0	0
	Pay	LLSBRT 1H15 Index †	2.550	06/30/2015	660	0	0	0	0

JPM	Receive	JETNWECO 1Q15 Index †	16.900	03/31/2015	2,250	0	(3)	0	(3)
	Pay	JETNWECO 1Q15 Index †	17.100	03/31/2015	459	0	1	1	0
	Receive	NAPCO 1Q15 Index †	8.450	03/31/2015	2,250	0	(2)	0	(2)
	Pay	NAPCO 1Q15 Index †	7.700	03/31/2015	459	0	1	1	0

MAC	Receive	CUAC 4Q15 Index †	41.500	12/31/2015	546,000	0	(16)	0	(16)

MYC	Pay	DTDBRTCO 1Q15 Index †	0.340	03/31/2015	3,600	0	4	4	0
	Receive	JETNWECO 1Q15 Index †	15.460	03/31/2015	1,800	0	1	1	0
	Pay	LLSBRT CAL15 Index †	3.300	12/31/2015	1,140	0	0	0	0
	Receive	NAPCO 1Q15 Index †	7.800	03/31/2015	1,800	0	(3)	0	(3)

						$0	$54	$81	$(27)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (5)	Notional Amount (6)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Cardinal Health, Inc.	(0.590%	)	06/20/2017	0.097%	$400	$0	$(5)	$0	$(5)

GST	RPM International, Inc.	(1.500%	)	03/20/2018	0.384%	1,000	0	(36)	0	(36)

							$0	$(41)	$0	$(41)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (4)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (5)	Notional Amount (6)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Italy Government International Bond	1.000%	03/20/2019	1.069%	$ 4,300	$(74)	$64	$0	$(10)
	Russia Government International Bond	1.000%	03/20/2019	4.827%	200	(16)	(11)	0	(27)

CBK	Russia Government International Bond	1.000%	03/20/2019	4.827%	200	(17)	(11)	0	(28)

DUB	Brazil Government International Bond	1.000%	03/20/2019	1.681%	2,100	(106)	49	0	(57)

GST	Russia Government International Bond	1.000%	09/20/2019	4.793%	300	(17)	(29)	0	(46)

JPM	Brazil Government International Bond	1.000%	03/20/2019	1.681%	3,300	(168)	79	0	(89)
	Russia Government International Bond	1.000%	09/20/2019	4.793%	100	(6)	(10)	0	(16)

MYC	Greece Government International Bond	1.000%	06/20/2015	13.929%	EUR 300	(14)	(7)	0	(21)

						$(418)	$124	$0	$(294)

(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(6)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	1,900	$(4)	$126	$122	$0
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/10/2019	EUR	2,200	1	(25)	0	(24)

BPS	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	5,800	(3)	(15)	0	(18)
	Pay	1-Year BRL-CDI	12.560%	01/04/2021		20,600	67	108	175	0
	Pay	3-Month USD-CPURNSA Index	1.560%	11/05/2016	$	1,400	0	(23)	0	(23)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		1,700	0	(40)	0	(40)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		8,700	20	(472)	0	(452)

CBK	Pay	1-Month GBP-UKRPI	3.170%	12/08/2024	GBP	1,300	0	27	27	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		300	(10)	29	19	0
	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/15/2019	EUR	400	(1)	(10)	0	(11)

DUB	Receive	3-Month USD-CPURNSA Index	1.728%	12/19/2015	$	5,100	0	(100)	0	(100)
	Receive	3-Month USD-CPURNSA Index	0.070%	12/22/2015		2,300	0	(4)	0	(4)
	Pay	3-Month USD-CPURNSA Index	1.485%	11/19/2016		28,300	0	(425)	0	(425)
	Pay	3-Month USD-CPURNSA Index	1.480%	11/20/2016		4,500	0	(67)	0	(67)
	Pay	3-Month USD-CPURNSA Index	1.473%	11/21/2016		3,800	0	(56)	0	(56)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		1,200	0	(29)	0	(29)
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016		4,700	0	(115)	0	(115)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		1,200	10	(113)	0	(103)
	Receive	3-Month USD-CPURNSA Index	2.560%	05/08/2023		13,100	0	(1,125)	0	(1,125)

FBF	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	100	2	(1)	1	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		800	(7)	58	51	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		100	0	9	9	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		100	0	2	2	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	3,700	(2)	(10)	0	(12)

GLM	Pay	1-Month GBP-UKRPI	3.125%	12/10/2024	GBP	800	1	9	10	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044		300	0	27	27	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		400	0	8	8	0
	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	3,100	(5)	(13)	0	(18)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		2,900	(2)	(7)	0	(9)
	Pay	3-Month EUR-EXT-CPI Index	0.900%	10/15/2019	EUR	400	(1)	(7)	0	(8)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017	$	2,900	0	(147)	0	(147)

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	300	2	21	23	0
	Pay	3-Month EUR-EXT-CPI Index	0.700%	12/15/2018	EUR	400	0	(6)	0	(6)

MYC	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	200	2	11	13	0
	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	3,200	(6)	(12)	0	(18)
	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019	EUR	1,100	0	(22)	0	(22)
	Pay	3-Month USD-CPURNSA Index	1.533%	11/07/2016	$	13,500	1	(218)	0	(217)

UAG	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019	EUR	1,100	1	(23)	0	(22)
	Pay	28-Day MXN-TIIE	5.630%	10/11/2021	MXN	63,600	13	(42)	0	(29)
	Pay	28-Day MXN-TIIE	5.675%	11/09/2021		37,500	0	(13)	0	(13)

							$79	$(2,705)	$487	$(3,113)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	BCOMTR Index †	255,237	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	$	56,432	$(2,805)	$0	$(2,805)

CBK	Receive	BCOMTR Index †	52,128	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		11,525	(573)	0	(573)
	Receive	MOTT3002 Index †	48,060	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		11,625	(580)	0	(580)

DUB	Receive	BCOMTR Index †	161,967	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		35,810	(1,254)	0	(1,254)

FBF	Receive	BCOMTR Index †	128,716	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		28,458	(1,414)	0	(1,414)

GLM	Receive	BCOMTR Index †	229,892	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		50,828	(2,526)	0	(2,526)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Pay/Receive (7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Receive	BCOMTR Index †	75,087	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	$	16,601	$(825)	$0	$(825)
	Receive	JMABNIC0 Index †	5,035	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		2,838	(113)	0	(113)
	Receive	JMABNICP Index †	19,944	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		11,031	(440)	0	(440)

MAC	Receive	BCOMTR Index †	114,062	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		25,219	(1,253)	0	(1,253)

MYC	Receive	BCOMTR Index †	241,799	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		53,461	(2,657)	0	(2,657)
	Receive	MOTT3001 Index †	234,163	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		56,759	(2,821)	0	(2,821)
	Receive	MOTT3002 Index †	412,422	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		99,153	(4,947)	0	(4,947)

								$(22,208)	$0	$(22,208)

(7)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	GOLDLNPM Index †	3.098%	08/03/2015	$	284	$0	$(1)	$0	$(1)
	Receive	SLVRLND Index †	6.452%	08/03/2015		197	0	7	7	0

CBK	Pay	SPGCCLP Index †	4.080%	05/14/2015		142	0	(18)	0	(18)
	Pay	SPGCCLP Index †	4.580%	05/14/2015		134	0	(16)	0	(16)

DUB	Pay	SPGCCLP Index †	4.623%	05/14/2015		130	0	(15)	0	(15)
	Pay	SPGCCLP Index †	6.376%	11/17/2015		150	0	(27)	0	(27)
	Receive	WTI Crude December Futures †	4.203%	11/17/2015		180	0	25	25	0
	Receive	WTI Crude June Futures †	2.772%	05/14/2015		181	0	19	19	0
	Receive	WTI Crude June Futures †	3.240%	05/14/2015		307	0	30	30	0

GST	Pay	Brent Crude February Futures †	11.560%	01/12/2015		147	0	(13)	0	(13)
	Pay	DJUBS Index †	1.960%	02/03/2015		205	0	(3)	0	(3)
	Pay	GOLDLNPM Index †	6.126%	11/25/2015		170	0	4	4	0
	Receive	SLVRLND Index †	10.890%	11/25/2015		130	0	(1)	0	(1)
	Pay	SPGCGCP Index †	2.723%	06/11/2015		338	0	0	0	0
	Receive	SPGSSIP Index †	5.760%	06/11/2015		233	0	6	6	0
	Pay	WTI Crude February Futures †	11.662%	01/14/2015		146	0	(25)	0	(25)
	Pay	WTI Crude February Futures †	28.302%	01/14/2015		31	0	2	2	0

MYC	Pay	GOLDLNPM Index †	3.276%	09/18/2015		276	0	(1)	0	(1)
	Pay	GOLDLNPM Index †	5.406%	04/21/2016		910	0	13	13	0
	Receive	SLVRLND Index †	5.382%	09/18/2015		216	0	10	10	0
	Receive	SLVRLND Index †	9.151%	04/21/2016		700	0	9	9	0

SOG	Pay	SPGCCLP Index †	4.000%	05/14/2015		151	0	(20)	0	(20)
	Pay	WTI Crude February Futures †	23.040%	01/14/2015		104	0	1	1	0
	Pay	WTI Crude February Futures †	28.623%	01/14/2015		63	0	4	4	0
	Receive	WTI Crude June Futures †	2.772%	05/14/2015		172	0	18	18	0

							$0	$8	$148	$(140)

Total Swap Agreements							$(339)	$(24,768)	$716	$(25,823)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(i)	Securities with an aggregate market value of $18,347 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
PIMCO CommodityRealReturn® Strategy Portfolio
BOA	$110	$0	$122	$232	$(20)	$(2)	$(61)	$(83)	$149	$0	$149
BPS	212	0	175	387	(1)	(4)	(533)	(538)	(151)	381	230
BRC	72	0	0	72	(90)	0	0	(90)	(18)	0	(18)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
CBK	$63	$0	$46	$109	$(391)	$(5)	$(39)	$(435)	$(326)	$267	$(59)
DUB	64	67	0	131	(71)	(280)	(2,086)	(2,437)	(2,306)	2,324	18
FBF	112	0	63	175	(19)	0	(12)	(31)	144	0	144
GLM	63	0	45	108	(2)	0	(182)	(184)	(76)	0	(76)
GST	0	0	0	0	0	(1)	(82)	(83)	(83)	0	(83)
HUS	313	0	0	313	(71)	0	0	(71)	242	(280)	(38)
JPM	2,036	0	23	2,059	(9)	(12)	(111)	(132)	1,927	(1,414)	513
MSB	156	0	0	156	(24)	0	0	(24)	132	0	132
MYC	0	376	13	389	0	(557)	(278)	(835)	(446)	407	(39)
RBC	199	0	0	199	(701)	0	0	(701)	(502)	571	69
SCX	10	0	0	10	0	0	0	0	10	0	10
UAG	259	0	0	259	(400)	0	(64)	(464)	(205)	0	(205)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
BOA	0	0	55	55	0	0	(2,806)	(2,806)	(2,751)	1,820	(931)
BPS	0	0	9	9	0	(4)	(3)	(7)	2	0	2
CBK	0	0	4	4	0	0	(1,187)	(1,181)	(1,183)	621	(562)
DUB	0	0	74	74	0	0	(1,296)	(1,296)	(1,222)	1,092	(130)
FBF	0	0	0	0	0	0	(1,414)	(1,414)	(1,414)	719	(695)
GLM	0	0	0	0	(25)	0	(2,526)	(2,551)	(2,551)	1,697	(854)
GST	0	0	25	25	0	(1)	(42)	(43)	(18)	0	(18)
HUS	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	0	0	2	2	0	0	(1,383)	(1,383)	(1,381)	772	(609)
MAC	0	0	0	0	0	0	(1,269)	(1,269)	(1,269)	673	(596)
MSB	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
MYC	0	11	37	48	0	(22)	(10,429)	(10,451)	(10,403)	3,444	(6,959)
SOG	0	0	23	23	0	(11)	(20)	(31)	(8)	0	(8)

Total Over the Counter	$3,669	$454	$716	$4,839	$(1,830)	$(899)	$(25,823)	$(28,552)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$8	$0	$0	$0	$0	$8
Futures	357	0	0	0	92	449
Swap Agreements	0	4	0	0	24	28

	$365	$4	$0	$0	$116	$485

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,669	$0	$3,669
Purchased Options	11	0	0	0	443	454
Swap Agreements	229	0	0	0	487	716

	$240	$0	$0	$3,669	$930	$4,839

	$605	$4	$0	$3,669	$1,046	$5,324

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$123	$0	$0	$0	$0	$123
Futures	284	0	4	0	18	306
Swap Agreements	0	1	0	0	82	83

	$407	$1	$4	$0	$100	$512

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,830	$0	$1,830
Written Options	38	8	0	123	730	899
Swap Agreements	22,375	335	0	0	3,113	25,823

	$22,413	$343	$0	$1,953	$3,843	$28,552

	$22,820	$344	$4	$1,953	$3,943	$29,064

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

December 31, 2014

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(7)	$(7)
Written Options	293	0	0	0	17	310
Futures	(423)	0	0	0	578	155
Swap Agreements	0	223	0	0	(4,155)	(3,932)

	$(130)	$223	$0	$0	$(3,567)	$(3,474)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,445	$0	$11,445
Purchased Options	(1)	0	0	0	(396)	(397)
Written Options	106	126	0	370	952	1,554
Swap Agreements	(74,900)	66	37	0	1,121	(73,676)

	$(74,795)	$192	$37	$11,815	$1,677	$(61,074)

	$(74,925)	$415	$37	$11,815	$(1,890)	$(64,548)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(1)	$0	$0	$0	$0	$(1)
Written Options	85	0	0	0	7	92
Futures	125	0	(4)	0	525	646
Swap Agreements	0	4	0	0	(7,977)	(7,973)

	$209	$4	$(4)	$0	$(7,445)	$(7,236)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,629	$0	$1,629
Purchased Options	1	0	0	0	(52)	(51)
Written Options	(35)	14	0	(75)	(647)	(743)
Swap Agreements	(19,321)	129	(5)	0	(1,796)	(20,993)

	$(19,355)	$143	$(5)	$1,554	$(2,495)	$(20,158)

	$(19,146)	$147	$(9)	$1,554	$(9,940)	$(27,394)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$23,905	$175	$24,080
Industrials	0	2,088	145	2,233
Utilities	0	9,297	0	9,297
U.S. Government Agencies	0	20,367	0	20,367
U.S. Treasury Obligations	0	423,392	0	423,392
Mortgage-Backed Securities	0	23,571	294	23,865
Asset-Backed Securities	0	18,744	2,911	21,655
Sovereign Issues	0	62,489	0	62,489
Exchange-Traded Funds	624	0	0	624
Short-Term Instruments
Certificates of Deposit	0	10,543	0	10,543
Repurchase Agreements	0	58,116	0	58,116
Mexico Treasury Bills	0	19,954	0	19,954
U.S. Treasury Bills	0	22,550	0	22,550
	$624	$695,016	$3,525	$699,165

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,549	$0	$0	$1,549

Total Investments	$2,173	$695,016	$3,525	$700,714

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(38,973)	$0	$(38,973)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	457	28	0	485
Over the counter	0	4,839	0	4,839
	$457	$4,867	$0	$5,324

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(429)	(83)	0	(512)
Over the counter	0	(28,547)	(5)	(28,552)
	$(429)	$(28,630)	$(5)	$(29,064)

Totals	$2,201	$632,280	$3,520	$638,001

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Class M of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class, and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the

Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are, if any, translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Consolidated Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement

of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

and details of significant unobservable inputs, have been included in the Consolidated Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S.

dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants.

ANNUAL REPORT	DECEMBER 31, 2014	31

Notes to Financial Statements (Cont.)

These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors  (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

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Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$289,665	$22,711	$(312,360)	$(17)	$17	$16	$11	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$37	$612,698	$(611,160)	$(42)	$0	$1,533	$99	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

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Notes to Financial Statements (Cont.)

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying

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instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options   The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Commodity Futures Contracts   The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise for a Commodity Option will not include physical delivery of the underlying commodity but will rather settle the amount of the difference between the current market value of the underlying futures contract and the strike price directly into the Portfolio’s custody account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions   The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions   The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options   The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices   The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

(d) Swap Agreements   The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate

ANNUAL REPORT	DECEMBER 31, 2014	35

Notes to Financial Statements (Cont.)

(“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements   The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements   Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take

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an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements   The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements   The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an

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Notes to Financial Statements (Cont.)

underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

Variance Swap Agreements   The Portfolio may invest in variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings,

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changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks   The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements   The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral.

ANNUAL REPORT	DECEMBER 31, 2014	39

Notes to Financial Statements (Cont.)

The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Portfolio I, Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2014 of the Commodity Subsidiary to the Portfolio (amounts in thousands†).

Date of Incorporation	07/21/2006
Subscription Agreement	08/01/2006
Portfolio Net Assets	$430,464
Subsidiary % of Portfolio Net Assets	7.7%
Subsidiary Financial Statement Information
Total assets	$82,782
Total liabilities	49,656
Net assets	$33,126
Total income	498
Net investment income (loss)	(323)
Net realized gain (loss)	(74,893)
Net change in unrealized appreciation (depreciation)	(20,164)
Increase (decrease) in net assets resulting from operations	$(95,380)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses   The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver by PIMCO. For the period ended December 31, 2014, the amount was $814,895.

ANNUAL REPORT	DECEMBER 31, 2014	41

Notes to Financial Statements (Cont.)

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolio under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Purchases	Sales
$25,245	$2,018

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$879,779	$962,549	$126,304	$84,313

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	474	$3,000	206	$1,332
Administrative Class	15,933	94,644	22,767	145,818
Advisor Class	5,842	35,813	6,020	39,184
Class M	5	26	0	0
Issued as reinvestment of distributions
Institutional Class	2	12	1	8
Administrative Class	276	1,628	1,382	9,149
Advisor Class	68	400	350	2,343
Class M	0	0	0	0
Cost of shares redeemed
Institutional Class	(225)	(1,382)	(20)	(134)
Administrative Class	(35,451)	(209,253)	(23,024)	(147,293)
Advisor Class	(3,705)	(22,789)	(3,558)	(23,171)
Class M	0	0	0	0
Net increase (decrease) resulting from Portfolio share transactions	(16,781)	$(97,901)	4,124	$27,236

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 31% of the Portfolio. One shareholder is a related party and comprises 20% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014 the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily

ANNUAL REPORT	DECEMBER 31, 2014	43

Notes to Financial Statements (Cont.)

in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$17,963	$—	$(21,853)	$(110)	$(17,933)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected Securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2014, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$1,997	$15,936

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$714,541	$3,795	$(17,623)	$(13,828)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Treasury Inflation-Protected securities, and sale/buyback transactions.

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$2,040	$—	$—
12/31/2013	$11,370	$130	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Class M Shareholders of PIMCO CommodityRealReturn® Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows and the financial highlights (consolidated) for Class M present fairly, in all material respects, the financial position of PIMCO CommodityRealReturn® Strategy Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for Class M for the period November 10, 2014 (commencement of Class M operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

46	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MSC	Morgan Stanley & Co., Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	JPS	JPMorgan Securities, Inc.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MAC	Macquarie Bank Limited	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	INR	Indian Rupee	PLN	Polish Zloty
CAD	Canadian Dollar	JPY	Japanese Yen	USD ($)	United States Dollar
COP	Colombian Peso	MXN	Mexican Peso	KRW	South Korean Won
EUR	Euro	MYR	Malaysian Ringgit	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over the Counter
COMEX	Commodity Exchange, Inc.

Index Abbreviations:
BCOMTR	Bloomberg Commodity Index Total Return	JMABNIC0	JPMorgan Nic 0 Custom Index	SPGCCLP	S&P Goldman Sachs Commodity Crude Oil Index
CDX.HY	Credit Derivatives Index - High Yield	JMABNICP	JPMorgan Nic P Custom Index	SPGCENP	S&P GSCI Energy Official Close Index ER
CPI	Consumer Price Index	LLSBRT 1H15	1st Half 2015 LLS-Brent Spread Calendar Swap	SPGCGCP	S&P GSCI Gold Official Close Index ER
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	LLSBRT CAL15	2015 LLS-Brent Spread Calendar Swap	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
DTDBRTCO	Dated Brent Crack Calendar Swap	MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return	SPGSSIP	S&P GSCI Silver Index Excess Return
EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	MOTT3002	Modified Post-Roll Dow Jones-UBS Commodity IndexSM Total Return	UKRPI	United Kingdom Retail Price Index
GOLDLNPM	London Gold Market Fixing Ltd. PM	NAPCO	Naphtha Crack Spread	ULSD	Ultra-Low Sulfur Diesel
JETNWECO	NWE CIF Jet Fuel Crack Spread	SLVRLND	London Silver Market Fixing Ltd.

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	TBD	To Be Determined
CLO	Collateralized Loan Obligation	oz.	Ounce	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit	YOY	Year-Over-Year
MSCI	Morgan Stanley Capital International

ANNUAL REPORT	DECEMBER 31, 2014	47

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	49

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

50	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	53

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	55

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT10AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Emerging Markets Bond Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may

4	PIMCO VARIABLE INSURANCE TRUST

be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Mexico	13.7%
Brazil	12.7%
Indonesia	8.0%
Luxembourg	5.4%
Kazakhstan	4.6%
Other	55.6%
†	% of Investments, at value as of 12/31/14

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	10 Years	Class Inception (09/30/2002)
PIMCO Emerging Markets Bond Portfolio Administrative Class	1.51%	5.83%	6.60%	10.13%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	5.53%	7.27%	7.68%	10.26%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.00% for Administrative Class shares.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$936.20	$1,020.27
Expenses Paid During Period†	$4.91	$5.12
Net Annualized Expense Ratio	1.00%	1.00%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar.

»

A tactical overweight to Russian external quasi-sovereign and corporate debt detracted from performance as Russian corporate debt underperformed the Portfolio’s benchmark index over the reporting period.

»

A tactical overweight to Brazilian external quasi-sovereign and corporate debt detracted from performance as Brazilian corporate debt underperformed the Portfolio’s benchmark index over the reporting period.

»	An overweight to Moroccan external sovereign debt contributed to performance as Moroccan sovereign debt outperformed the Portfolio’s benchmark index over the reporting period.

»	An overweight to El Salvadorian external sovereign debt contributed to performance as El Salvadorian sovereign debt outperformed the Portfolio’s benchmark index over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Emerging Markets Bond Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year	$13.44	$15.32	$13.65	$13.54	$12.68
Net investment income (a)	0.66	0.67	0.66	0.65	0.60
Net realized/unrealized gain (loss)	(0.43)	(1.72)	1.73	0.19	0.91
Net increase (decrease) from investment operations	0.23	(1.05)	2.39	0.84	1.51
Dividends from net investment income	(0.72)	(0.71)	(0.72)	(0.73)	(0.65)
Distributions from net realized capital gains	(0.26)	(0.12)	0.00	0.00	0.00
Total distributions	(0.98)	(0.83)	(0.72)	(0.73)	(0.65)
Net asset value end of year	$12.69	$13.44	$15.32	$13.65	$13.54
Total return	1.51%	(6.95)%	17.87%	6.32%	12.15%
Net assets end of year (000s)	$238,653	$271,266	$337,210	$287,309	$295,917
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	4.83%	4.67%	4.51%	4.79%	4.47%
Portfolio turnover rate	29%	24%	20%	15%	197%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$270,982
Investments in Affiliates	9,520
Financial Derivative Instruments
Exchange-traded or centrally cleared	6
Over the counter	1,693
Deposits with counterparty	749
Foreign currency, at value	68
Receivable for investments sold	5
Receivable for Portfolio shares sold	57
Interest receivable	4,791
Dividends receivable from Affiliates	63
287,934

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$6
Over the counter	3,286
Payable for investments purchased	0
Payable for investments in Affiliates purchased	63
Deposits from counterparty	478
Payable for Portfolio shares redeemed	216
Overdraft due to custodian	12
Accrued investment advisory fees	112
Accrued supervisory and administrative fees	100
Accrued distribution fees	9
Accrued servicing fees	31
Other liabilities	4
4,317

Net Assets	$283,617

Net Assets Consist of:
Paid in capital	$291,742
Undistributed net investment income	7,439
Accumulated undistributed net realized gain	1,096
Net unrealized (depreciation)	(16,660)
$283,617

Net Assets:
Institutional Class	$6,252
Administrative Class	238,653
Advisor Class	38,685
Class M	27

Shares Issued and Outstanding:
Institutional Class	493
Administrative Class	18,808
Advisor Class	3,049
Class M	2

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.69
Administrative Class	12.69
Advisor Class	12.69
Class M	12.69

Cost of Investments in securities	$286,901
Cost of Investments in Affiliates	$9,569
Cost of Foreign Currency Held	$71
Cost or Premiums of Financial Derivative Instruments, net	$(1,126)

* Includes repurchase agreements of:	$247

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest, net of foreign taxes*	$17,711
Dividends from Investments in Affiliates	92
Total Income	17,803

Expenses:
Investment advisory fees	1,374
Supervisory and administrative fees	1,222
Servicing fees - Administrative Class	397
Distribution and/or servicing fees - Advisor Class	95
Trustee fees	4
Interest expense	1
Total Expenses	3,093

Net Investment Income	14,710

Net Realized Gain (Loss):
Investments in securities	283
Investments in Affiliates	(19)
Exchange-traded or centrally cleared financial derivative instruments	437
Over the counter financial derivative instruments	2,856
Foreign currency	2
Net Realized Gain	3,559

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(13,404)
Investments in Affiliates	(46)
Exchange-traded or centrally cleared financial derivative instruments	(552)
Over the counter financial derivative instruments	765
Foreign currency assets and liabilities	(35)
Net Change in Unrealized (Depreciation)	(13,272)
Net (Loss)	(9,713)

Net Increase in Net Assets Resulting from Operations	$4,997

* Foreign tax withholdings	$2

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$14,710	$16,244
Net realized gain	3,559	11,025
Net change in unrealized (depreciation)	(13,272)	(54,316)
Net increase (decrease) in net assets resulting from operations	4,997	(27,047)

Distributions to Shareholders:
From net investment income
Institutional Class	(154)	(14)
Administrative Class	(13,901)	(15,419)
Advisor Class	(1,951)	(1,973)
Class M	(0)	0
From net realized capital gains
Institutional Class	(114)	(2)
Administrative Class	(4,760)	(2,369)
Advisor Class	(776)	(270)
Class M	(0)	0

Total Distributions	(21,656)	(20,047)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(2,630)	(40,036)

Total (Decrease) in Net Assets	(19,289)	(87,130)

Net Assets:
Beginning of year	302,906	390,036
End of year*	$283,617	$302,906

* Including undistributed net investment income of:	$7,439	$6,078

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.5%

AZERBAIJAN 0.3%

SOVEREIGN ISSUES 0.3%
Republic of Azerbaijan International Bond
4.750% due 03/18/2024		$800	$790

Total Azerbaijan (Cost $785)			790

BERMUDA 0.2%

CORPORATE BONDS & NOTES 0.2%
Qtel International Finance Ltd.
4.500% due 01/31/2043		$500	492

Total Bermuda (Cost $489)			492

BRAZIL 12.6%

CORPORATE BONDS & NOTES 9.6%
Banco BTG Pactual S.A.
4.000% due 01/16/2020		$300	269
Banco do Brasil S.A.
3.875% due 10/10/2022		2,330	2,144
6.000% due 01/22/2020		2,620	2,809
Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		450	444
Banco Santander Brasil S.A.
4.625% due 02/13/2017		1,400	1,458
BM&FBovespa S.A.
5.500% due 07/16/2020		500	535
Braskem America Finance Co.
7.125% due 07/22/2041		1,300	1,293
BRF S.A.
5.875% due 06/06/2022		200	212
Caixa Economica Federal
3.500% due 11/07/2022		600	519
4.250% due 05/13/2019		1,200	1,173
4.500% due 10/03/2018		500	494
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		3,150	3,229
CSN Islands Corp.
6.875% due 09/21/2019		700	653
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		400	400
Petrobras International Finance Co. S.A.
5.750% due 01/20/2020		9,750	9,431
7.875% due 03/15/2019		1,600	1,692
Samarco Mineracao S.A.
5.750% due 10/24/2023		400	383

			27,138

SOVEREIGN ISSUES 3.0%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		600	603
6.369% due 06/16/2018		840	900
6.500% due 06/10/2019		1,700	1,810
Brazil Government International Bond
5.000% due 01/27/2045		210	207
5.625% due 01/07/2041		50	54
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	38	14
10.000% due 01/01/2021		8,000	2,726
10.000% due 01/01/2025		6,300	2,076

			8,390

Total Brazil (Cost $37,767)			35,528

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 2.3%

CORPORATE BONDS & NOTES 2.3%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020	$800	$867
Baidu, Inc.
3.500% due 11/28/2022	800	794
Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020	600	645
ENN Energy Holdings Ltd.
6.000% due 05/13/2021	400	450
Interoceanica Finance Ltd.
0.000% due 11/30/2018	91	82
0.000% due 11/30/2025	389	269
0.000% due 05/15/2030	800	392
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021	680	640
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023	1,540	1,386
6.750% due 10/01/2022	848	778
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018	94	89

Total Cayman Islands (Cost $6,519)		6,392

CHILE 2.6%

CORPORATE BONDS & NOTES 2.6%
Banco del Estado de Chile
4.125% due 10/07/2020	$700	735
Banco Santander Chile
3.875% due 09/20/2022	500	496
Celulosa Arauco y Constitucion S.A.
4.500% due 08/01/2024	300	300
5.000% due 01/21/2021	1,000	1,047
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042	400	370
4.875% due 11/04/2044	600	612
Corpbanca S.A.
3.875% due 09/22/2019	600	603
E.CL S.A.
5.625% due 01/15/2021	800	866
ENTEL Chile S.A.
4.875% due 10/30/2024	1,500	1,528
GNL Quintero S.A.
4.634% due 07/31/2029	800	812

		7,369

SOVEREIGN ISSUES 0.0%
Chile Government International Bond
3.625% due 10/30/2042	150	137

Total Chile (Cost $7,347)		7,506

CHINA 0.9%

CORPORATE BONDS & NOTES 0.8%
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023	$600	632
Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024	700	737
4.875% due 05/17/2042	500	546
State Grid Overseas Investment Ltd.
4.125% due 05/07/2024	400	421

		2,336

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%
Export-Import Bank of China
3.625% due 07/31/2024		$400	$405

Total China (Cost $2,603)			2,741

COLOMBIA 2.4%

CORPORATE BONDS & NOTES 2.0%
Ecopetrol S.A.
5.875% due 09/18/2023		$400	425
5.875% due 05/28/2045		1,700	1,581
7.375% due 09/18/2043		900	974
7.625% due 07/23/2019		2,390	2,748

			5,728

SOVEREIGN ISSUES 0.4%
Colombia Government International Bond
6.125% due 01/18/2041		150	181
8.125% due 05/21/2024		300	400
10.375% due 01/28/2033		225	353
12.000% due 10/22/2015	COP	457,000	202

			1,136

Total Colombia (Cost $6,670)			6,864

COSTA RICA 0.4%

SOVEREIGN ISSUES 0.4%
Costa Rica Government International Bond
4.250% due 01/26/2023		$600	552
4.375% due 04/30/2025		200	178
5.625% due 04/30/2043		400	333

Total Costa Rica (Cost $1,200)			1,063

EL SALVADOR 1.8%

SOVEREIGN ISSUES 1.8%
El Salvador Government International Bond
5.875% due 01/30/2025		$3,300	3,225
6.375% due 01/18/2027		400	403
7.625% due 02/01/2041		560	594
7.650% due 06/15/2035		845	900

Total El Salvador (Cost $5,401)			5,122

ETHIOPIA 0.1%

SOVEREIGN ISSUES 0.1%
Federal Democratic Republic of Ethiopia
6.625% due 12/11/2024		$400	394

Total Ethiopia (Cost $400)			394

GABON 0.1%

SOVEREIGN ISSUES 0.1%
Gabonese Republic
6.375% due 12/12/2024		$402	384

Total Gabon (Cost $403)			384

GHANA 0.2%

SOVEREIGN ISSUES 0.2%
Republic of Ghana
8.125% due 01/18/2026		$700	649

Total Ghana (Cost $694)			649

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUATEMALA 0.4%

SOVEREIGN ISSUES 0.4%
Guatemala Government Bond
4.875% due 02/13/2028		$210	$213
5.750% due 06/06/2022		860	935

Total Guatemala (Cost $1,079)			1,148

HONG KONG 0.7%

CORPORATE BONDS & NOTES 0.7%
CNOOC Finance Ltd.
3.875% due 05/02/2022		$700	713
CNOOC Nexen Finance ULC
4.250% due 04/30/2024		700	726
Nexen Energy ULC
6.400% due 05/15/2037		50	62
7.500% due 07/30/2039		450	627

Total Hong Kong (Cost $2,021)			2,128

HUNGARY 0.2%

CORPORATE BONDS & NOTES 0.2%
MFB Magyar Fejlesztesi Bank Zrt
6.250% due 10/21/2020		$500	555

SOVEREIGN ISSUES 0.0%
Hungary Government International Bond
5.375% due 02/21/2023		100	108

Total Hungary (Cost $597)			663

INDIA 0.4%

CORPORATE BONDS & NOTES 0.4%
ICICI Bank Ltd.
4.750% due 11/25/2016		$500	523
ONGC Videsh Ltd.
2.500% due 05/07/2018		200	198
3.750% due 05/07/2023		200	195
State Bank of India
4.500% due 07/27/2015		200	204

Total India (Cost $1,073)			1,120

INDONESIA 7.9%

CORPORATE BONDS & NOTES 3.4%
Majapahit Holding BV
7.250% due 06/28/2017		$700	775
7.750% due 01/20/2020		1,540	1,790
7.875% due 06/29/2037		700	826
Pelabuhan Indonesia PT
4.875% due 10/01/2024		500	504
Pertamina Persero PT
4.300% due 05/20/2023		2,300	2,208
5.625% due 05/20/2043		500	473
6.000% due 05/03/2042		1,500	1,468
6.450% due 05/30/2044		1,300	1,360
Perusahaan Listrik Negara PT
5.500% due 11/22/2021		300	314

			9,718

SOVEREIGN ISSUES 4.5%
Indonesia Government International Bond
2.875% due 07/08/2021	EUR	400	491
4.625% due 04/15/2043		$1,700	1,583
6.625% due 02/17/2037		900	1,060

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 01/15/2044	$2,100	$2,604
6.875% due 03/09/2017	3,200	3,540
7.750% due 01/17/2038	100	131
11.625% due 03/04/2019	2,500	3,316

		12,725

Total Indonesia (Cost $21,296)		22,443

IRELAND 3.9%

CORPORATE BONDS & NOTES 3.9%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	$1,100	1,139
Borets Finance Ltd.
7.625% due 09/26/2018	700	504
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017	600	258
Metalloinvest Finance Ltd.
5.625% due 04/17/2020	800	611
MMC Norilsk Nickel OJSC Via MMC Finance Ltd.
5.550% due 10/28/2020	800	729
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022	300	225
6.604% due 02/03/2021	1,300	1,121
OJSC Novolipetsk Steel Via Steel Funding Ltd.
4.450% due 02/19/2018	1,400	1,246
Phosagro OAO Via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018	400	350
Russian Railways Via RZD Capital PLC
5.739% due 04/03/2017	240	228
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016	300	287
7.748% due 02/02/2021	500	422
9.125% due 04/30/2018	500	475
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017	500	451
5.450% due 11/22/2017	700	617
6.025% due 07/05/2022	2,580	1,975
6.800% due 11/22/2025	400	318
6.902% due 07/09/2020	200	161

Total Ireland (Cost $13,381)		11,117

ISRAEL 1.1%

CORPORATE BONDS & NOTES 0.8%
Israel Electric Corp. Ltd.
5.000% due 11/12/2024	$2,000	2,025
7.250% due 01/15/2019	300	336

		2,361

SOVEREIGN ISSUES 0.3%
Israel Government International Bond
4.500% due 01/30/2043	800	821

Total Israel (Cost $3,085)		3,182

IVORY COAST 0.2%

SOVEREIGN ISSUES 0.2%
Ivory Coast Government International Bond
5.375% due 07/23/2024	$600	576

Total Ivory Coast (Cost $589)		576

KAZAKHSTAN 4.6%

CORPORATE BONDS & NOTES 4.0%
Intergas Finance BV
6.375% due 05/14/2017	$300	309

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KazMunayGas National Co. JSC
4.400% due 04/30/2023		$700	$624
5.750% due 04/30/2043		1,000	845
6.000% due 11/07/2044		700	596
7.000% due 05/05/2020		5,200	5,431
11.750% due 01/23/2015		2,000	2,006
Samruk-Energy JSC
3.750% due 12/20/2017		1,400	1,351
Zhaikmunai LLP
7.125% due 11/13/2019		300	260

			11,422

SOVEREIGN ISSUES 0.6%
Kazakhstan Government International Bond
3.875% due 10/14/2024		900	844
4.875% due 10/14/2044		800	734

			1,578

Total Kazakhstan (Cost $13,472)			13,000

KENYA 0.4%

SOVEREIGN ISSUES 0.4%
Kenya Government International Bond
5.875% due 06/24/2019		$200	203
6.875% due 06/24/2024		900	947

Total Kenya (Cost $1,100)			1,150

LUXEMBOURG 5.4%

CORPORATE BONDS & NOTES 5.4%
ContourGlobal Power Holdings S.A.
7.125% due 06/01/2019		$200	201
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		1,800	1,323
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		2,580	2,270
6.212% due 11/22/2016		330	320
6.510% due 03/07/2022		750	675
8.625% due 04/28/2034		460	463
9.250% due 04/23/2019		2,200	2,254
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		1,920	1,632
6.299% due 05/15/2017		1,640	1,458
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		1,200	1,124
5.717% due 06/16/2021		600	525
6.125% due 02/07/2022		2,700	2,406
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		600	557

Total Luxembourg (Cost $17,997)			15,208

		SHARES
MEXICO 13.5%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V.		5	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 11.3%
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	400
Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		$3,000	2,947
BBVA Bancomer S.A.
6.500% due 03/10/2021		1,250	1,360

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 09/30/2022		$500	$551
Cemex S.A.B. de C.V.
4.750% due 01/11/2022	EUR	200	238
Comision Federal de Electricidad
4.875% due 05/26/2021		$900	960
4.875% due 01/15/2024		800	838
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014 ^		700	43
Desarrolladora Homex S.A.B. de C.V.
9.750% due 03/25/2020 ^		125	9
Grupo Televisa S.A.B.
5.000% due 05/13/2045		200	203
Petroleos Mexicanos
4.875% due 01/24/2022		3,100	3,255
5.500% due 01/21/2021		850	924
5.500% due 06/27/2044		1,940	1,989
5.750% due 03/01/2018		3,000	3,247
6.375% due 01/23/2045		500	569
6.500% due 06/02/2041		8,920	10,280
6.625% due 06/15/2038		700	807
8.000% due 05/03/2019		3,000	3,562
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		100	11

			32,193

SOVEREIGN ISSUES 2.2%
Mexico Government International Bond
4.750% due 03/08/2044		100	104
5.550% due 01/21/2045		2,520	2,936
5.750% due 10/12/2110		700	756
6.050% due 01/11/2040		850	1,044
6.750% due 09/27/2034		544	713
7.250% due 12/15/2016	MXN	8,600	623

			6,176

Total Mexico (Cost $37,262)			38,369

MONGOLIA 0.5%

SOVEREIGN ISSUES 0.5%
Mongolia Government International Bond
4.125% due 01/05/2018		$1,000	930
5.125% due 12/05/2022		730	635

Total Mongolia (Cost $1,722)			1,565

MOROCCO 0.7%

SOVEREIGN ISSUES 0.7%
Morocco Government International Bond
4.250% due 12/11/2022		$2,000	2,035

Total Morocco (Cost $2,034)			2,035

NETHERLANDS 0.9%

CORPORATE BONDS & NOTES 0.9%
CIMPOR Financial Operations BV
5.750% due 07/17/2024		$800	704
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		300	297
6.950% due 07/10/2042		500	485
7.000% due 05/11/2016		1,000	1,047

Total Netherlands (Cost $2,713)			2,533

PANAMA 1.7%

SOVEREIGN ISSUES 1.7%
Panama Government International Bond
4.000% due 09/22/2024		$800	826

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.300% due 04/29/2053	$600	$567
8.875% due 09/30/2027	780	1,137
9.375% due 04/01/2029	1,553	2,364

Total Panama (Cost $4,312)		4,894

PARAGUAY 0.1%

SOVEREIGN ISSUES 0.1%
Republic of Paraguay
6.100% due 08/11/2044	$400	428

Total Paraguay (Cost $400)		428

PERU 0.9%

CORPORATE BONDS & NOTES 0.2%
BBVA Banco Continental S.A.
3.250% due 04/08/2018	$200	203
Union Andina de Cementos SAA
5.875% due 10/30/2021	300	305

		508

SOVEREIGN ISSUES 0.7%
Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023	400	382
Peru Government International Bond
8.750% due 11/21/2033	1,094	1,709

		2,091

Total Peru (Cost $2,296)		2,599

PHILIPPINES 1.1%

CORPORATE BONDS & NOTES 0.6%
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024	$1,300	1,700

SOVEREIGN ISSUES 0.5%
Philippines Government International Bond
6.375% due 10/23/2034	100	134
7.750% due 01/14/2031	400	578
9.500% due 02/02/2030	400	650

		1,362

Total Philippines (Cost $2,812)		3,062

QATAR 0.2%

CORPORATE BONDS & NOTES 0.2%
Nakilat, Inc.
6.067% due 12/31/2033	$100	113
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	350	394

Total Qatar (Cost $443)		507

RUSSIA 3.8%

CORPORATE BONDS & NOTES 1.1%
ALROSA Finance S.A.
7.750% due 11/03/2020	$1,100	1,045
SCF Capital Ltd.
5.375% due 10/27/2017	700	577
Sibur Securities Ltd.
3.914% due 01/31/2018	1,000	825
VimpelCom Holdings BV
5.200% due 02/13/2019	800	652

		3,099

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.7%
Russia Government International Bond
3.250% due 04/04/2017		$400	$382
4.500% due 04/04/2022		2,200	1,956
4.875% due 09/16/2023		400	359
5.625% due 04/04/2042		1,300	1,095
5.875% due 09/16/2043		200	174
7.500% due 03/31/2030		3,563	3,703

			7,669

Total Russia (Cost $11,908)			10,768

SENEGAL 0.1%

SOVEREIGN ISSUES 0.1%
Senegal Government International Bond
8.750% due 05/13/2021		$200	221

Total Senegal (Cost $214)			221

SLOVENIA 2.1%

SOVEREIGN ISSUES 2.1%
Slovenia Government International Bond
4.125% due 02/18/2019		$600	630
4.375% due 02/06/2019	EUR	800	1,101
4.750% due 05/10/2018		$900	965
5.250% due 02/18/2024		2,900	3,201

Total Slovenia (Cost $5,518)			5,897

SOUTH AFRICA 2.1%

CORPORATE BONDS & NOTES 1.6%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$500	481
6.500% due 04/15/2040		100	88
Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		2,000	2,020
6.750% due 08/06/2023		700	730
Transnet SOC Ltd.
4.000% due 07/26/2022		1,400	1,330

			4,649

SOVEREIGN ISSUES 0.5%
South Africa Government International Bond
3.750% due 07/24/2026	EUR	300	388
4.665% due 01/17/2024		$100	104
5.375% due 07/24/2044		800	847

			1,339

Total South Africa (Cost $6,103)			5,988

SRI LANKA 0.6%

CORPORATE BONDS & NOTES 0.2%
National Savings Bank
5.150% due 09/10/2019		$500	498

SOVEREIGN ISSUES 0.4%
Sri Lanka Government International Bond
5.125% due 04/11/2019		500	506
6.250% due 07/27/2021		568	598

			1,104

Total Sri Lanka (Cost $1,568)			1,602

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWEDEN 0.1%

CORPORATE BONDS & NOTES 0.1%
Ciech Group Financing AB
9.500% due 11/30/2019	EUR	200	$268

Total Sweden (Cost $256)			268

THAILAND 0.4%

CORPORATE BONDS & NOTES 0.4%
Thai Oil PCL
3.625% due 01/23/2023		$430	424
4.875% due 01/23/2043		670	653

Total Thailand (Cost $1,078)			1,077

TRINIDAD AND TOBAGO 0.6%

CORPORATE BONDS & NOTES 0.6%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$1,000	1,020
9.750% due 08/14/2019		500	593

Total Trinidad and Tobago (Cost $1,546)			1,613

TURKEY 4.3%

CORPORATE BONDS & NOTES 1.0%
Export Credit Bank of Turkey
5.000% due 09/23/2021		$200	204
5.875% due 04/24/2019		400	428
Turkiye Garanti Bankasi A/S
2.731% due 04/20/2016		400	401
4.750% due 10/17/2019		1,100	1,122
Turkiye Is Bankasi
5.000% due 04/30/2020		600	614

			2,769

SOVEREIGN ISSUES 3.3%
Turkey Government International Bond
4.125% due 04/11/2023	EUR	800	1,050
4.875% due 04/16/2043		$1,100	1,101
6.000% due 01/14/2041		800	911
6.750% due 05/30/2040		1,700	2,106
7.250% due 03/05/2038		700	907
7.500% due 11/07/2019		1,400	1,645
8.000% due 02/14/2034		1,100	1,509

			9,229

Total Turkey (Cost $11,054)			11,998

UKRAINE 1.0%

SOVEREIGN ISSUES 1.0%
Ukraine Government International Bond
7.500% due 04/17/2023		$500	303
7.750% due 09/23/2020		700	424
7.800% due 11/28/2022		1,800	1,116
9.250% due 07/24/2017		1,530	956

Total Ukraine (Cost $4,107)			2,799

UNITED ARAB EMIRATES 0.2%

CORPORATE BONDS & NOTES 0.2%
DP World Ltd.
6.850% due 07/02/2037		$400	453

Total United Arab Emirates (Cost $335)			453

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 0.2%

CORPORATE BONDS & NOTES 0.2%
HBOS PLC
6.750% due 05/21/2018	$400	$447

Total United Kingdom (Cost $399)		447

UNITED STATES 1.7%

CORPORATE BONDS & NOTES 1.5%
California Resources Corp.
5.000% due 01/15/2020	$400	349
5.500% due 09/15/2021	400	344
6.000% due 11/15/2024	100	85
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020	400	453
Rio Oil Finance Trust
6.250% due 07/06/2024	1,900	1,819
6.750% due 01/06/2027	1,200	1,152

		4,202

MORTGAGE-BACKED SECURITIES 0.2%
American Home Mortgage Investment Trust
1.832% due 09/25/2045	14	13
Banc of America Commercial Mortgage Trust
5.547% due 06/10/2049	200	215
5.754% due 02/10/2051	156	170
2.730% due 02/25/2036 ^	5	5
Bear Stearns Adjustable Rate Mortgage Trust
2.509% due 01/25/2035	5	5
2.955% due 05/25/2047 ^	38	33
Citigroup Mortgage Loan Trust, Inc.
2.745% due 09/25/2037 ^	77	69
GSR Mortgage Loan Trust
2.629% due 01/25/2036 ^	15	14
Morgan Stanley Mortgage Loan Trust
2.180% due 06/25/2036	7	6
WaMu Mortgage Pass-Through Certificates Trust
2.362% due 02/25/2037 ^	49	43
Wells Fargo Mortgage-Backed Securities Trust
2.607% due 07/25/2036 ^	16	16

		589

U.S. GOVERNMENT AGENCIES 0.0%
Freddie Mac
5.506% due 03/01/2036	63	67

U.S. TREASURY OBLIGATIONS 0.0%
U.S. Treasury Bonds
9.875% due 11/15/2015 (c)(e)	130	141

Total United States (Cost $5,153)		4,999

URUGUAY 0.6%

SOVEREIGN ISSUES 0.6%
Uruguay Government International Bond
4.500% due 08/14/2024	$1,182	1,244
7.625% due 03/21/2036	400	547

Total Uruguay (Cost $1,589)		1,791

VENEZUELA 4.3%

CORPORATE BONDS & NOTES 1.6%
Petroleos de Venezuela S.A.
5.250% due 04/12/2017	$2,900	1,320
5.375% due 04/12/2027	5,500	1,954

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 04/12/2037	$3,050	$1,064
8.500% due 11/02/2017	350	201
9.750% due 05/17/2035	250	112

		4,651

SOVEREIGN ISSUES 2.7%
Venezuela Government International Bond
7.000% due 03/31/2038	300	124
7.650% due 04/21/2025	1,500	643
7.750% due 10/13/2019	6,020	2,703
8.250% due 10/13/2024	4,300	1,892
9.000% due 05/07/2023	1,300	577
9.250% due 05/07/2028	2,680	1,190
9.375% due 01/13/2034	1,310	575

		7,704

Total Venezuela (Cost $22,522)		12,355

VIRGIN ISLANDS (BRITISH) 3.5%

CORPORATE BONDS & NOTES 3.5%
CNPC General Capital Ltd.
2.750% due 05/14/2019	$500	497
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	2,150	1,817
GTL Trade Finance, Inc.
5.893% due 04/29/2024	2,062	1,995
7.250% due 04/16/2044	200	192
Rosneft Finance S.A.
6.625% due 03/20/2017	1,700	1,589
7.500% due 07/18/2016	3,300	3,178
7.875% due 03/13/2018	600	556

Total Virgin Islands (British) (Cost $10,331)		9,824

ZAMBIA 0.2%

SOVEREIGN ISSUES 0.2%
Zambia Government International Bond
5.375% due 09/20/2022	$500	464

Total Zambia (Cost $492)		464

SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (a) 0.1%
		247

U.S. TREASURY BILLS 0.9%
0.047% due 01/02/2015 - 05/28/2015 (c)(e)	$2,519	2,519

Total Short-Term Instruments (Cost $2,766)		2,766

Total Investments in Securities (Cost $286,901)		270,982

	SHARES
INVESTMENTS IN AFFILIATES 3.4%

SHORT-TERM INSTRUMENTS 3.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.4%
PIMCO Short-Term Floating NAV Portfolio	1,911	19
PIMCO Short-Term Floating NAV Portfolio III	958,564	9,501

Total Short-Term Instruments (Cost $9,569)		9,520

Total Investments in Affiliates (Cost $9,569)		9,520

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

MARKET VALUE (000S)
Total Investments 98.9% (Cost $296,470)	$280,502

Financial Derivative Instruments (b)(d) (0.6%) (Cost or Premiums, net $(1,126))	(1,593)

Other Assets and Liabilities, net 1.7%	4,708

Net Assets 100.0%	$283,617

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$247	Fannie Mae 2.200% due 10/17/2022	$(252)	$247	$247

Total Repurchase Agreements						$(252)	$247	$247

(1)	Includes accrued interest.

As of December 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended December 31, 2014 was $185 at a weighted average interest rate of (0.384%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$247	$0	$0	$0	$247	$ (252)	$(5)

Total Borrowings and Other Financing Transactions	$247	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	Long	03/2015	30	$24	$6	$0

Total Futures Contracts				$24	$6	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
							Asset	Liability
CDX.EM-21 5-Year Index	(5.000%	)	06/20/2019	$27	$(1)	$2	$0	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.EM-21 5-Year Index	5.000%	06/20/2019	$2,523	$128	$(75)	$0	$(3)
CDX.EM-22 5-Year Index	1.000%	12/20/2019	4,500	(466)	(140)	0	(3)

				$(338)	$(215)	$0	$(6)

Total Swap Agreements				$(339)	$(213)	$0	$(6)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(c)	Securities with an aggregate market value of $727 and cash of $749 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$6	$0	$6	$0	$0		$(6)	$ (6)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	01/2015		BRL	5,411	$		2,083	$47	$0
	01/2015	$		2,037		BRL	5,411	0	(2)
	06/2015		COP	470,768	$		205	9	0

BRC	01/2015	$		76		RUB	4,017	0	(10)

CBK	01/2015		INR	35,437	$		565	6	0
	01/2015	$		2,173		INR	136,325	0	(21)
	01/2015			1,377		JPY	163,100	0	(15)
	02/2015		KRW	240,283	$		223	4	0
	02/2015	$		1,398		EUR	1,126	0	(34)

DUB	01/2015		BRL	12,662	$		4,766	3	(1)
	01/2015		INR	17,693			282	3	0
	01/2015	$		4,921		BRL	12,662	0	(158)
	02/2015		KRW	208,247	$		193	3	0
	02/2015		MXN	5,982			406	1	0
	07/2015		BRL	12,662			4,667	137	0

FBF	01/2015			5,604			2,373	265	0
	01/2015		JPY	650,800			5,500	67	0
	01/2015	$		2,110		BRL	5,604	0	(2)
	02/2015		MXN	12,213	$		836	10	0

GLM	01/2015		INR	6,738			108	2	0
	01/2015	$		4,084		JPY	478,500	0	(89)
	02/2015		EUR	7,831	$		9,768	287	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	02/2015		KRW	783,977	$		731	$16	$0
	02/2015	$		1,396		JPY	168,000	7	0

JPM	01/2015		INR	35,431	$		565	6	0
	02/2015			39,195			620	6	0
	02/2015	$		1,200		KRW	1,255,823	0	(54)
	02/2015			101		MXN	1,478	0	(1)

MSB	01/2015		BRL	606	$		228	0	0
	01/2015	$		226		BRL	606	2	0
	04/2015		BRL	606	$		220	0	(3)

RBC	02/2015		MXN	2,454			174	8	0

SCX	02/2015		MYR	5,191			1,551	75	0

UAG	01/2015		BRL	1,647			709	90	0
	01/2015	$		620		BRL	1,647	0	0
	02/2015		BRL	910	$		345	5	0
	02/2015	$		1,562		MYR	5,131	0	(103)

Total Forward Foreign Currency Contracts								$1,059	$(493)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC EUR versus USD	$	1.220	03/03/2015	EUR 1,800	$29	$41

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Cost	Market Value
FBF	Call - OTC EURO STOXX 50 Index	3,600.000	12/20/2019	EUR 0	$130	$109

Total Purchased Options					$159	$150

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC EUR versus USD	$	1.275	02/20/2015	EUR	1,800	$(20)	$(2)
	Call - OTC USD versus BRL	BRL	2.640	06/15/2015	$	791	(21)	(52)
	Put - OTC USD versus JPY	JPY	93.000	09/08/2016		646	(12)	(4)

CBK	Put - OTC USD versus JPY		95.000	09/08/2016		754	(16)	(5)

FBF	Put - OTC USD versus MXN	MXN	13.350	02/25/2015		1,200	(7)	0
	Call - OTC USD versus MXN		14.050	02/25/2015		1,200	(8)	(63)

GLM	Put - OTC EUR versus USD	$	1.190	03/03/2015	EUR	1,800	(14)	(18)

JPM	Put - OTC USD versus JPY	JPY	91.000	02/18/2016	$	611	(16)	(1)

							$(114)	$(145)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$800	$(10)	$0

DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	800	(8)	(1)

						$(18)	$(1)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	EUR 0	$(128)	$(126)

Total Written Options					$(260)	$(272)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	Notional Amount in $	Notional Amount in EUR	Premiums
Balance at Beginning of Period	$3,180	EUR 0	$(57)
Sales	19,309	5,400	(348)
Closing Buys	(616)	(1,800)	21
Expirations	(7,671)	0	73
Exercised	(7,400)	0	51

Balance at End of Period	$6,802	EUR 3,600	$(260)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
CBK	Russia Government International Bond	(1.000%	)	03/20/2019	4.827%	$ 500	$23	$46	$69	$0

GST	Russia Government International Bond	(1.000%	)	03/20/2019	4.827%	200	9	19	28	0

							$32	$65	$97	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Colombia Government International Bond	1.000%	06/20/2019	1.250%	$ 500	$(1)	$(4)	$0	$(5)
	Qatar Government International Bond	1.000%	03/20/2016	0.378%	500	0	4	4	0
	South Africa Government International Bond	1.000%	06/20/2015	0.538%	6,600	37	(21)	16	0
	South Africa Government International Bond	1.000%	09/20/2015	0.538%	700	4	(2)	2	0
	South Africa Government International Bond	1.000%	06/20/2019	1.677%	1,300	(44)	7	0	(37)
	Ukraine Government International Bond	5.000%	03/20/2015	62.075%	200	(19)	(3)	0	(22)

BPS	Brazil Government International Bond	1.000%	03/20/2015	0.788%	900	4	(3)	1	0
	South Africa Government International Bond	1.000%	09/20/2015	0.538%	300	2	(1)	1	0

BRC	Colombia Government International Bond	1.000%	06/20/2019	1.250%	100	0	(1)	0	(1)
	Export-Import Bank of China	1.000%	09/20/2017	0.620%	550	(19)	25	6	0
	Indonesia Government International Bond	1.000%	03/20/2024	2.218%	100	(14)	5	0	(9)
	Israel Electric Corp. Ltd.	1.000%	09/20/2015	1.222%	500	(6)	5	0	(1)
	Panama Government International Bond	1.000%	06/20/2019	0.991%	200	1	(1)	0	0
	South Africa Government International Bond	1.000%	06/20/2015	0.538%	300	2	(1)	1	0
	South Africa Government International Bond	1.000%	09/20/2015	0.538%	200	1	(1)	0	0
	Turkey Government International Bond	1.000%	03/20/2015	0.591%	600	2	(1)	1	0

CBK	Brazil Government International Bond	1.000%	03/20/2016	0.995%	200	(1)	1	0	0
	Brazil Government International Bond	1.000%	09/20/2019	1.862%	100	(1)	(2)	0	(3)
	Brazil Government International Bond	1.000%	03/20/2021	2.176%	1,300	(58)	(28)	0	(86)
	China Government International Bond	1.000%	12/20/2016	0.310%	100	(5)	6	1	0
	Colombia Government International Bond	1.000%	06/20/2019	1.250%	3,200	14	(47)	0	(33)
	Indonesia Government International Bond	1.000%	03/20/2024	2.218%	300	(41)	13	0	(28)
	Rosneft Oil Co. Via Rosneft International Finance Ltd.	1.000%	03/20/2015	7.959%	1,000	(26)	11	0	(15)
	Ukraine Government International Bond	5.000%	03/20/2015	62.075%	100	(10)	(2)	0	(12)

DUB	Brazil Government International Bond	1.000%	06/20/2015	0.788%	300	1	0	1	0
	China Government International Bond	1.000%	12/20/2016	0.310%	500	(23)	30	7	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.255%	100	(1)	2	1	0
	Panama Government International Bond	1.000%	06/20/2019	0.991%	500	3	(3)	0	0
	Qatar Government International Bond	1.000%	03/20/2016	0.378%	100	(1)	2	1	0
	South Africa Government International Bond	1.000%	09/20/2015	0.538%	200	1	0	1	0
	Turkey Government International Bond	1.000%	06/20/2021	2.044%	100	(9)	3	0	(6)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	China Government International Bond	1.000%	12/20/2016	0.310%	$300	$(15)	$19	$4	$0
	Export-Import Bank of China	1.000%	12/20/2016	0.512%	200	(19)	21	2	0
	Indonesia Government International Bond	1.000%	06/20/2021	1.899%	2,900	(188)	37	0	(151)

GST	Brazil Government International Bond	1.000%	03/20/2015	0.788%	400	2	(1)	1	0
	Brazil Government International Bond	1.000%	12/20/2018	1.636%	600	(28)	14	0	(14)
	Brazil Government International Bond	1.000%	09/20/2019	1.862%	1,600	(23)	(37)	0	(60)
	Colombia Government International Bond	1.000%	06/20/2019	1.250%	3,200	10	(43)	0	(33)
	Indonesia Government International Bond	1.000%	03/20/2024	2.218%	100	(14)	4	0	(10)
	Panama Government International Bond	1.000%	06/20/2019	0.991%	100	1	0	1	0

HUS	Brazil Government International Bond	1.000%	09/20/2019	1.862%	400	(7)	(8)	0	(15)
	Colombia Government International Bond	1.000%	06/20/2019	1.250%	3,500	(25)	(11)	0	(36)
	Mexico Government International Bond	1.000%	03/20/2021	1.213%	800	(37)	27	0	(10)
	Panama Government International Bond	1.000%	06/20/2019	0.991%	200	1	(1)	0	0
	Petrobras International Finance Co.	1.000%	09/20/2015	5.662%	300	(10)	0	0	(10)
	South Africa Government International Bond	1.000%	03/20/2023	2.320%	2,430	(214)	(10)	0	(224)

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.789%	300	(4)	5	1	0
	Brazil Government International Bond	1.000%	12/20/2019	1.937%	1,000	(37)	(6)	0	(43)
	China Government International Bond	1.000%	12/20/2016	0.310%	400	(20)	25	5	0
	Colombia Government International Bond	1.000%	06/20/2019	1.250%	500	3	(8)	0	(5)
	Indonesia Government International Bond	1.000%	03/20/2015	0.295%	2,375	(93)	97	4	0
	Indonesia Government International Bond	1.000%	06/20/2019	1.341%	1,000	(22)	7	0	(15)
	Panama Government International Bond	1.000%	06/20/2019	0.991%	500	2	(2)	0	0
	Petrobras International Finance Co.	1.000%	09/20/2015	5.662%	300	(9)	(1)	0	(10)
	Russia Government International Bond	1.000%	06/20/2023	4.629%	1,900	(146)	(281)	0	(427)
	South Africa Government International Bond	1.000%	06/20/2015	0.538%	2,400	14	(8)	6	0

MYC	Brazil Government International Bond	1.000%	03/20/2016	0.995%	3,800	(38)	40	2	0
	Brazil Government International Bond	2.100%	08/20/2016	1.137%	250	0	6	6	0
	Brazil Government International Bond	1.000%	09/20/2019	1.862%	300	(4)	(7)	0	(11)
	China Government International Bond	1.000%	12/20/2016	0.310%	1,200	(56)	73	17	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.255%	100	(1)	2	1	0
	Petrobras International Finance Co.	1.000%	09/20/2015	5.662%	1,000	(34)	2	0	(32)

RYL	China Government International Bond	1.000%	06/20/2016	0.246%	600	6	0	6	0

UAG	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.255%	400	0	4	4	0
	Indonesia Government International Bond	1.000%	03/20/2015	0.295%	375	(15)	16	1	0
	Indonesia Government International Bond	1.000%	06/20/2021	1.899%	100	(7)	1	0	(6)

						$(1,234)	$(31)	$105	$(1,370)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
BRC	CDX.EM ex-Europe-18 5-Year Index	5.000%	12/20/2017	$	94	$12	$(9)	$3	$0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015		940	78	(81)	0	(3)

UAG	CDX.EM-15 5-Year Index	5.000%	06/20/2016		2,350	216	(216)	0	0

						$306	$(306)	$3	$(3)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	1-Year BRL-CDI	10.910%	01/02/2017	BRL	23,300	$11	$148	$159	$0
	Receive	1-Year BRL-CDI	11.680%	01/04/2021		2,900	2	7	9	0

JPM	Pay	1-Year BRL-CDI	8.650%	01/02/2017		3,400	6	(104)	0	(98)
	Pay	28-Day MXN-TIIE	8.950%	02/19/2019	MXN	11,000	0	111	111	0
	Pay	28-Day MXN-TIIE	5.250%	09/06/2019		70,000	(68)	64	0	(4)

UAG	Pay	1-Year BRL-CDI	8.200%	01/02/2017	BRL	31,000	(80)	(966)	0	(1,046)

							$(129)	$(740)	$279	$(1,148)

Total Swap Agreements							$(1,025)	$(1,012)	$484	$(2,521)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(e)	Securities with an aggregate market value of $1,828 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$0	$0	$22	$22	$0	$(58)	$(64)	$(122)	$(100)	$0	$(100)
BPS	56	0	170	226	(2)	0	0	(2)	224	(260)	(36)
BRC	0	0	11	11	(10)	0	(11)	(21)	(10)	0	(10)
CBK	10	0	70	80	(70)	(5)	(177)	(252)	(172)	0	(172)
DUB	147	0	11	158	(159)	(1)	(6)	(166)	(8)	0	(8)
FBF	342	109	6	457	(2)	(189)	(151)	(342)	115	0	115
GLM	312	41	0	353	(89)	(18)	0	(107)	246	0	246
GST	0	0	30	30	0	0	(117)	(117)	(87)	0	(87)
HUS	0	0	0	0	0	0	(298)	(298)	(298)	260	(38)
JPM	12	0	127	139	(55)	(1)	(602)	(658)	(519)	561	42
MSB	2	0	0	2	(3)	0	0	(3)	(1)	0	(1)
MYC	0	0	26	26	0	0	(43)	(43)	(17)	(218)	(235)
RBC	8	0	0	8	0	0	0	0	8	0	8
RYL	0	0	6	6	0	0	0	0	6	0	6
SCX	75	0	0	75	0	0	0	0	75	0	75
UAG	95	0	5	100	(103)	0	(1,052)	(1,155)	(1,055)	1,007	(48)

Total Over the Counter	$1,059	$150	$484	$1,693	$(493)	$(272)	$(2,521)	$(3,286)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,059	$0	$1,059
Purchased Options	0	0	109	41	0	150
Swap Agreements	0	205	0	0	279	484

	$0	$205	$109	$1,100	$279	$1,693

	$0	$205	$109	$1,100	$285	$1,699

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$6	$0	$0	$0	$6

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$493	$0	$493
Written Options	0	0	126	145	1	272
Swap Agreements	0	1,373	0	0	1,148	2,521

	$0	$1,373	$126	$638	$1,149	$3,286

	$0	$1,379	$126	$638	$1,149	$3,292

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$363	$363
Swap Agreements	0	153	0	0	(79)	74

	$0	$153	$0	$0	$284	$437

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,845	$0	$1,845
Purchased Options	0	0	0	22	0	22
Written Options	0	13	0	51	0	64
Swap Agreements	0	884	0	0	41	925

	$0	$897	$0	$1,918	$41	$2,856

	$0	$1,050	$0	$1,918	$325	$3,293

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$212	$212
Swap Agreements	0	(213)	0	0	(551)	(764)

	$0	$(213)	$0	$0	$(339)	$(552)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$467	$0	$467
Purchased Options	0	0	(21)	(15)	0	(36)
Written Options	0	0	3	(52)	1	(48)
Swap Agreements	0	(263)	0	0	645	382

	$0	$(263)	$(18)	$400	$646	$765

	$0	$(476)	$(18)	$400	$307	$213

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Azerbaijan
Sovereign Issues	$0	$790	$0	$790
Bermuda
Corporate Bonds & Notes	0	492	0	492
Brazil
Corporate Bonds & Notes	0	27,138	0	27,138
Sovereign Issues	0	8,390	0	8,390
Cayman Islands
Corporate Bonds & Notes	0	5,649	743	6,392
Chile
Corporate Bonds & Notes	0	7,369	0	7,369
Sovereign Issues	0	137	0	137

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
China
Corporate Bonds & Notes	$0	$2,336	$0	$2,336
Sovereign Issues	0	405	0	405
Colombia
Corporate Bonds & Notes	0	5,728	0	5,728
Sovereign Issues	0	1,136	0	1,136
Costa Rica
Sovereign Issues	0	1,063	0	1,063
El Salvador
Sovereign Issues	0	5,122	0	5,122
Ethiopia
Sovereign Issues	0	394	0	394
Gabon
Sovereign Issues	0	384	0	384

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

December 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Ghana
Sovereign Issues	$0	$649	$0	$649
Guatemala
Sovereign Issues	0	1,148	0	1,148
Hong Kong
Corporate Bonds & Notes	0	2,128	0	2,128
Hungary
Corporate Bonds & Notes	0	555	0	555
Sovereign Issues	0	108	0	108
India
Corporate Bonds & Notes	0	1,120	0	1,120
Indonesia
Corporate Bonds & Notes	0	9,718	0	9,718
Sovereign Issues	0	12,725	0	12,725
Ireland
Corporate Bonds & Notes	0	11,117	0	11,117
Israel
Corporate Bonds & Notes	0	2,361	0	2,361
Sovereign Issues	0	821	0	821
Ivory Coast
Sovereign Issues	0	576	0	576
Kazakhstan
Corporate Bonds & Notes	0	11,422	0	11,422
Sovereign Issues	0	1,578	0	1,578
Kenya
Sovereign Issues	0	1,150	0	1,150
Luxembourg
Corporate Bonds & Notes	0	15,208	0	15,208
Mexico
Corporate Bonds & Notes	0	32,193	0	32,193
Sovereign Issues	0	6,176	0	6,176
Mongolia
Sovereign Issues	0	1,565	0	1,565
Morocco
Sovereign Issues	0	2,035	0	2,035
Netherlands
Corporate Bonds & Notes	0	2,533	0	2,533
Panama
Sovereign Issues	0	4,894	0	4,894
Paraguay
Sovereign Issues	0	428	0	428
Peru
Corporate Bonds & Notes	0	508	0	508
Sovereign Issues	0	2,091	0	2,091
Philippines
Corporate Bonds & Notes	0	1,700	0	1,700
Sovereign Issues	0	1,362	0	1,362
Qatar
Corporate Bonds & Notes	0	507	0	507
Russia
Corporate Bonds & Notes	0	3,099	0	3,099
Sovereign Issues	0	7,669	0	7,669
Senegal
Sovereign Issues	0	221	0	221
Slovenia
Sovereign Issues	0	5,897	0	5,897
South Africa
Corporate Bonds & Notes	0	4,649	0	4,649
Sovereign Issues	0	1,339	0	1,339

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Sri Lanka
Corporate Bonds & Notes	$0	$498	$0	$498
Sovereign Issues	0	1,104	0	1,104
Sweden
Corporate Bonds & Notes	0	268	0	268
Thailand
Corporate Bonds & Notes	0	1,077	0	1,077
Trinidad and Tobago
Corporate Bonds & Notes	0	1,613	0	1,613
Turkey
Corporate Bonds & Notes	0	2,769	0	2,769
Sovereign Issues	0	9,229	0	9,229
Ukraine
Sovereign Issues	0	2,799	0	2,799
United Arab Emirates
Corporate Bonds & Notes	0	453	0	453
United Kingdom
Corporate Bonds & Notes	0	447	0	447
United States
Corporate Bonds & Notes	0	4,202	0	4,202
Mortgage-Backed Securities	0	589	0	589
U.S. Government Agencies	0	67	0	67
U.S. Treasury Obligations	0	141	0	141
Uruguay
Sovereign Issues	0	1,791	0	1,791
Venezuela
Corporate Bonds & Notes	0	4,651	0	4,651
Sovereign Issues	0	7,704	0	7,704
Virgin Islands (British)
Corporate Bonds & Notes	0	9,824	0	9,824
Zambia
Sovereign Issues	0	464	0	464
Short-Term Instruments
Repurchase Agreements	0	247	0	247
U.S. Treasury Bills	0	2,519	0	2,519
	$0	$270,239	$743	$270,982

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$9,520	$0	$0	$9,520

Total Investments	$9,520	$270,239	$743	$280,502

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6	0	0	6
Over the counter	0	1,693	0	1,693
	$6	$1,693	$0	$1,699

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(6)	0	(6)
Over the counter	0	(3,286)	0	(3,286)
	$0	$(3,292)	$0	$(3,292)

Totals	$9,526	$268,640	$743	$278,909

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class, Advisor, and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income   Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency   The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations   Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the

ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements (Cont.)

Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders   Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements   In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies   The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy   U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value   The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These

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Notes to Financial Statements (Cont.)

securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value   When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable

26	PIMCO VARIABLE INSURANCE TRUST

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inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Mortgage-Related and Other Asset-Backed Securities   The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations   (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$18,134	$79,325	$(97,440)	$(2)	$2	$19	$25	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$0	$19,066	$(9,500)	$(17)	$(48)	$9,501	$67	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements   The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements   The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the

Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in

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the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts   The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts   The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts   The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options   The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to

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Notes to Financial Statements (Cont.)

protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Foreign Currency Options   The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices   The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

(d) Swap Agreements   The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements   Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced

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obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements   The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against

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Notes to Financial Statements (Cont.)

this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks    The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks   The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements   The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset

ANNUAL REPORT	DECEMBER 31, 2014	33

Notes to Financial Statements (Cont.)

types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared

OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees   PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses   The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term

ANNUAL REPORT	DECEMBER 31, 2014	35

Notes to Financial Statements (Cont.)

capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$287	$84,687	$83,818

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	492	$6,747	28	$388
Administrative Class	2,612	35,915	4,420	64,231
Advisor Class	2,043	28,156	943	13,856
Class M	2	27	0	0
Issued as reinvestment of distributions
Institutional Class	20	268	1	16
Administrative Class	1,387	18,661	1,260	17,788
Advisor Class	203	2,727	158	2,243
Class M	0	0	0	0
Cost of shares redeemed
Institutional Class	(47)	(638)	(29)	(425)
Administrative Class	(5,373)	(73,685)	(7,503)	(106,453)
Advisor Class	(1,523)	(20,808)	(2,194)	(31,680)
Class M	0	0	0	0
Net (decrease) resulting from Portfolio share transactions	(184)	$(2,630)	(2,916)	$(40,036)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 70% of the Portfolio. One shareholder is a related party and comprises 58% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$8,793	$693	$(17,601)	$(11)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$296,676	$9,254	$(25,428)	$(16,174)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$16,006	$5,650	$—
12/31/2013	$17,406	$2,641	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Emerging Markets Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

38	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
BRL	Brazilian Real	JPY	Japanese Yen	MYR	Malaysian Ringgit
COP	Colombian Peso	KRW	South Korean Won	RUB	Russian Ruble
EUR	Euro	MXN	Mexican Peso	USD (or $)	United States Dollar
INR	Indian Rupee

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio	TBD	To Be Determined
JSC	Joint Stock Company

ANNUAL REPORT	DECEMBER 31, 2014	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT13AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Emerging Markets Bond Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may

4	PIMCO VARIABLE INSURANCE TRUST

be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

Mexico	13.7%
Brazil	12.7%
Indonesia	8.0%
Luxembourg	5.4%
Kazakhstan	4.6%
Other	55.6%
†	% of Investments, at value as of 12/31/14

Average Annual Total Return for the period ended December 31, 2014
	1 Year	Class Inception (04/30/2012)
PIMCO Emerging Markets Bond Portfolio Institutional Class	1.66%	1.53%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	5.53%	3.46%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.85% for Institutional Class shares.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$936.90	$1,021.03
Expenses Paid During Period†	$4.17	$4.35
Net Annualized Expense Ratio	0.85%	0.85%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar.

»

A tactical overweight to Russian external quasi-sovereign and corporate debt detracted from performance as Russian corporate debt underperformed the Portfolio’s benchmark index over the reporting period.

»

A tactical overweight to Brazilian external quasi-sovereign and corporate debt detracted from performance as Brazilian corporate debt underperformed the Portfolio’s benchmark index over the reporting period.

»	An overweight to Moroccan external sovereign debt contributed to performance as Moroccan sovereign debt outperformed the Portfolio’s benchmark index over the reporting period.

»	An overweight to El Salvadorian external sovereign debt contributed to performance as El Salvadorian sovereign debt outperformed the Portfolio’s benchmark index over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Emerging Markets Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2014	12/31/2013	04/30/2012-12/31/2012

Institutional Class
Net asset value beginning of year or period	$13.44	$15.32	$14.42
Net investment income (a)	0.68	0.69	0.48
Net realized/unrealized gain (loss)	(0.43)	(1.71)	0.92
Net increase (decrease) from investment operations	0.25	(1.02)	1.40
Dividends from net investment income	(0.74)	(0.74)	(0.50)
Distributions from net realized capital gains	(0.26)	(0.12)	0.00
Total distributions	(1.00)	(0.86)	(0.50)
Net asset value end of year or period	$12.69	$13.44	$15.32
Total return	1.66%	(6.81)%	9.91%
Net assets end of year or period (000s)	$6,252	$370	$428
Ratio of expenses to average net assets	0.85%	0.85%	0.85%*
Ratio of expenses to average net assets excluding interest expense	0.85%	0.85%	0.85%*
Ratio of net investment income to average net assets	5.02%	4.82%	4.77%*
Portfolio turnover rate	29%	24%	20%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$270,982
Investments in Affiliates	9,520
Financial Derivative Instruments
Exchange-traded or centrally cleared	6
Over the counter	1,693
Deposits with counterparty	749
Foreign currency, at value	68
Receivable for investments sold	5
Receivable for Portfolio shares sold	57
Interest receivable	4,791
Dividends receivable from Affiliates	63
287,934

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$6
Over the counter	3,286
Payable for investments purchased	0
Payable for investments in Affiliates purchased	63
Deposits from counterparty	478
Payable for Portfolio shares redeemed	216
Overdraft due to custodian	12
Accrued investment advisory fees	112
Accrued supervisory and administrative fees	100
Accrued distribution fees	9
Accrued servicing fees	31
Other liabilities	4
4,317

Net Assets	$283,617

Net Assets Consist of:
Paid in capital	$291,742
Undistributed net investment income	7,439
Accumulated undistributed net realized gain	1,096
Net unrealized (depreciation)	(16,660)
$283,617

Net Assets:
Institutional Class	$6,252
Administrative Class	238,653
Advisor Class	38,685
Class M	27

Shares Issued and Outstanding:
Institutional Class	493
Administrative Class	18,808
Advisor Class	3,049
Class M	2

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.69
Administrative Class	12.69
Advisor Class	12.69
Class M	12.69

Cost of Investments in securities	$286,901
Cost of Investments in Affiliates	$9,569
Cost of Foreign Currency Held	$71
Cost or Premiums of Financial Derivative Instruments, net	$(1,126)

* Includes repurchase agreements of:	$247

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest, net of foreign taxes*	$17,711
Dividends from Investments in Affiliates	92
Total Income	17,803

Expenses:
Investment advisory fees	1,374
Supervisory and administrative fees	1,222
Servicing fees - Administrative Class	397
Distribution and/or servicing fees - Advisor Class	95
Trustee fees	4
Interest expense	1
Total Expenses	3,093

Net Investment Income	14,710

Net Realized Gain (Loss):
Investments in securities	283
Investments in Affiliates	(19)
Exchange-traded or centrally cleared financial derivative instruments	437
Over the counter financial derivative instruments	2,856
Foreign currency	2
Net Realized Gain	3,559

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(13,404)
Investments in Affiliates	(46)
Exchange-traded or centrally cleared financial derivative instruments	(552)
Over the counter financial derivative instruments	765
Foreign currency assets and liabilities	(35)
Net Change in Unrealized (Depreciation)	(13,272)
Net (Loss)	(9,713)

Net Increase in Net Assets Resulting from Operations	$4,997

* Foreign tax withholdings	$2

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$14,710	$16,244
Net realized gain	3,559	11,025
Net change in unrealized (depreciation)	(13,272)	(54,316)
Net increase (decrease) in net assets resulting from operations	4,997	(27,047)

Distributions to Shareholders:
From net investment income
Institutional Class	(154)	(14)
Administrative Class	(13,901)	(15,419)
Advisor Class	(1,951)	(1,973)
Class M	(0)	0
From net realized capital gains
Institutional Class	(114)	(2)
Administrative Class	(4,760)	(2,369)
Advisor Class	(776)	(270)
Class M	(0)	0

Total Distributions	(21,656)	(20,047)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(2,630)	(40,036)

Total (Decrease) in Net Assets	(19,289)	(87,130)

Net Assets:
Beginning of year	302,906	390,036
End of year*	$283,617	$302,906

* Including undistributed net investment income of:	$7,439	$6,078

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.5%

AZERBAIJAN 0.3%

SOVEREIGN ISSUES 0.3%
Republic of Azerbaijan International Bond
4.750% due 03/18/2024		$800	$790

Total Azerbaijan (Cost $785)			790

BERMUDA 0.2%

CORPORATE BONDS & NOTES 0.2%
Qtel International Finance Ltd.
4.500% due 01/31/2043		$500	492

Total Bermuda (Cost $489)			492

BRAZIL 12.6%

CORPORATE BONDS & NOTES 9.6%
Banco BTG Pactual S.A.
4.000% due 01/16/2020		$300	269
Banco do Brasil S.A.
3.875% due 10/10/2022		2,330	2,144
6.000% due 01/22/2020		2,620	2,809
Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		450	444
Banco Santander Brasil S.A.
4.625% due 02/13/2017		1,400	1,458
BM&FBovespa S.A.
5.500% due 07/16/2020		500	535
Braskem America Finance Co.
7.125% due 07/22/2041		1,300	1,293
BRF S.A.
5.875% due 06/06/2022		200	212
Caixa Economica Federal
3.500% due 11/07/2022		600	519
4.250% due 05/13/2019		1,200	1,173
4.500% due 10/03/2018		500	494
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		3,150	3,229
CSN Islands Corp.
6.875% due 09/21/2019		700	653
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		400	400
Petrobras International Finance Co. S.A.
5.750% due 01/20/2020		9,750	9,431
7.875% due 03/15/2019		1,600	1,692
Samarco Mineracao S.A.
5.750% due 10/24/2023		400	383

			27,138

SOVEREIGN ISSUES 3.0%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		600	603
6.369% due 06/16/2018		840	900
6.500% due 06/10/2019		1,700	1,810
Brazil Government International Bond
5.000% due 01/27/2045		210	207
5.625% due 01/07/2041		50	54
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	38	14
10.000% due 01/01/2021		8,000	2,726
10.000% due 01/01/2025		6,300	2,076

			8,390

Total Brazil (Cost $37,767)			35,528

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 2.3%

CORPORATE BONDS & NOTES 2.3%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020	$800	$867
Baidu, Inc.
3.500% due 11/28/2022	800	794
Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020	600	645
ENN Energy Holdings Ltd.
6.000% due 05/13/2021	400	450
Interoceanica Finance Ltd.
0.000% due 11/30/2018	91	82
0.000% due 11/30/2025	389	269
0.000% due 05/15/2030	800	392
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021	680	640
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023	1,540	1,386
6.750% due 10/01/2022	848	778
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018	94	89

Total Cayman Islands (Cost $6,519)		6,392

CHILE 2.6%

CORPORATE BONDS & NOTES 2.6%
Banco del Estado de Chile
4.125% due 10/07/2020	$700	735
Banco Santander Chile
3.875% due 09/20/2022	500	496
Celulosa Arauco y Constitucion S.A.
4.500% due 08/01/2024	300	300
5.000% due 01/21/2021	1,000	1,047
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042	400	370
4.875% due 11/04/2044	600	612
Corpbanca S.A.
3.875% due 09/22/2019	600	603
E.CL S.A.
5.625% due 01/15/2021	800	866
ENTEL Chile S.A.
4.875% due 10/30/2024	1,500	1,528
GNL Quintero S.A.
4.634% due 07/31/2029	800	812

		7,369

SOVEREIGN ISSUES 0.0%
Chile Government International Bond
3.625% due 10/30/2042	150	137

Total Chile (Cost $7,347)		7,506

CHINA 0.9%

CORPORATE BONDS & NOTES 0.8%
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023	$600	632
Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024	700	737
4.875% due 05/17/2042	500	546
State Grid Overseas Investment Ltd.
4.125% due 05/07/2024	400	421

		2,336

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%
Export-Import Bank of China
3.625% due 07/31/2024		$400	$405

Total China (Cost $2,603)			2,741

COLOMBIA 2.4%

CORPORATE BONDS & NOTES 2.0%
Ecopetrol S.A.
5.875% due 09/18/2023		$400	425
5.875% due 05/28/2045		1,700	1,581
7.375% due 09/18/2043		900	974
7.625% due 07/23/2019		2,390	2,748

			5,728

SOVEREIGN ISSUES 0.4%
Colombia Government International Bond
6.125% due 01/18/2041		150	181
8.125% due 05/21/2024		300	400
10.375% due 01/28/2033		225	353
12.000% due 10/22/2015	COP	457,000	202

			1,136

Total Colombia (Cost $6,670)			6,864

COSTA RICA 0.4%

SOVEREIGN ISSUES 0.4%
Costa Rica Government International Bond
4.250% due 01/26/2023		$600	552
4.375% due 04/30/2025		200	178
5.625% due 04/30/2043		400	333

Total Costa Rica (Cost $1,200)			1,063

EL SALVADOR 1.8%

SOVEREIGN ISSUES 1.8%
El Salvador Government International Bond
5.875% due 01/30/2025		$3,300	3,225
6.375% due 01/18/2027		400	403
7.625% due 02/01/2041		560	594
7.650% due 06/15/2035		845	900

Total El Salvador (Cost $5,401)			5,122

ETHIOPIA 0.1%

SOVEREIGN ISSUES 0.1%
Federal Democratic Republic of Ethiopia
6.625% due 12/11/2024		$400	394

Total Ethiopia (Cost $400)			394

GABON 0.1%

SOVEREIGN ISSUES 0.1%
Gabonese Republic
6.375% due 12/12/2024		$402	384

Total Gabon (Cost $403)			384

GHANA 0.2%

SOVEREIGN ISSUES 0.2%
Republic of Ghana
8.125% due 01/18/2026		$700	649

Total Ghana (Cost $694)			649

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUATEMALA 0.4%

SOVEREIGN ISSUES 0.4%
Guatemala Government Bond
4.875% due 02/13/2028		$210	$213
5.750% due 06/06/2022		860	935

Total Guatemala (Cost $1,079)			1,148

HONG KONG 0.7%

CORPORATE BONDS & NOTES 0.7%
CNOOC Finance Ltd.
3.875% due 05/02/2022		$700	713
CNOOC Nexen Finance ULC
4.250% due 04/30/2024		700	726
Nexen Energy ULC
6.400% due 05/15/2037		50	62
7.500% due 07/30/2039		450	627

Total Hong Kong (Cost $2,021)			2,128

HUNGARY 0.2%

CORPORATE BONDS & NOTES 0.2%
MFB Magyar Fejlesztesi Bank Zrt
6.250% due 10/21/2020		$500	555

SOVEREIGN ISSUES 0.0%
Hungary Government International Bond
5.375% due 02/21/2023		100	108

Total Hungary (Cost $597)			663

INDIA 0.4%

CORPORATE BONDS & NOTES 0.4%
ICICI Bank Ltd.
4.750% due 11/25/2016		$500	523
ONGC Videsh Ltd.
2.500% due 05/07/2018		200	198
3.750% due 05/07/2023		200	195
State Bank of India
4.500% due 07/27/2015		200	204

Total India (Cost $1,073)			1,120

INDONESIA 7.9%

CORPORATE BONDS & NOTES 3.4%
Majapahit Holding BV
7.250% due 06/28/2017		$700	775
7.750% due 01/20/2020		1,540	1,790
7.875% due 06/29/2037		700	826
Pelabuhan Indonesia PT
4.875% due 10/01/2024		500	504
Pertamina Persero PT
4.300% due 05/20/2023		2,300	2,208
5.625% due 05/20/2043		500	473
6.000% due 05/03/2042		1,500	1,468
6.450% due 05/30/2044		1,300	1,360
Perusahaan Listrik Negara PT
5.500% due 11/22/2021		300	314

			9,718

SOVEREIGN ISSUES 4.5%
Indonesia Government International Bond
2.875% due 07/08/2021	EUR	400	491
4.625% due 04/15/2043		$1,700	1,583
6.625% due 02/17/2037		900	1,060

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 01/15/2044	$2,100	$2,604
6.875% due 03/09/2017	3,200	3,540
7.750% due 01/17/2038	100	131
11.625% due 03/04/2019	2,500	3,316

		12,725

Total Indonesia (Cost $21,296)		22,443

IRELAND 3.9%

CORPORATE BONDS & NOTES 3.9%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	$1,100	1,139
Borets Finance Ltd.
7.625% due 09/26/2018	700	504
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017	600	258
Metalloinvest Finance Ltd.
5.625% due 04/17/2020	800	611
MMC Norilsk Nickel OJSC Via MMC Finance Ltd.
5.550% due 10/28/2020	800	729
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022	300	225
6.604% due 02/03/2021	1,300	1,121
OJSC Novolipetsk Steel Via Steel Funding Ltd.
4.450% due 02/19/2018	1,400	1,246
Phosagro OAO Via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018	400	350
Russian Railways Via RZD Capital PLC
5.739% due 04/03/2017	240	228
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016	300	287
7.748% due 02/02/2021	500	422
9.125% due 04/30/2018	500	475
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017	500	451
5.450% due 11/22/2017	700	617
6.025% due 07/05/2022	2,580	1,975
6.800% due 11/22/2025	400	318
6.902% due 07/09/2020	200	161

Total Ireland (Cost $13,381)		11,117

ISRAEL 1.1%

CORPORATE BONDS & NOTES 0.8%
Israel Electric Corp. Ltd.
5.000% due 11/12/2024	$2,000	2,025
7.250% due 01/15/2019	300	336

		2,361

SOVEREIGN ISSUES 0.3%
Israel Government International Bond
4.500% due 01/30/2043	800	821

Total Israel (Cost $3,085)		3,182

IVORY COAST 0.2%

SOVEREIGN ISSUES 0.2%
Ivory Coast Government International Bond
5.375% due 07/23/2024	$600	576

Total Ivory Coast (Cost $589)		576

KAZAKHSTAN 4.6%

CORPORATE BONDS & NOTES 4.0%
Intergas Finance BV
6.375% due 05/14/2017	$300	309

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KazMunayGas National Co. JSC
4.400% due 04/30/2023		$700	$624
5.750% due 04/30/2043		1,000	845
6.000% due 11/07/2044		700	596
7.000% due 05/05/2020		5,200	5,431
11.750% due 01/23/2015		2,000	2,006
Samruk-Energy JSC
3.750% due 12/20/2017		1,400	1,351
Zhaikmunai LLP
7.125% due 11/13/2019		300	260

			11,422

SOVEREIGN ISSUES 0.6%
Kazakhstan Government International Bond
3.875% due 10/14/2024		900	844
4.875% due 10/14/2044		800	734

			1,578

Total Kazakhstan (Cost $13,472)			13,000

KENYA 0.4%

SOVEREIGN ISSUES 0.4%
Kenya Government International Bond
5.875% due 06/24/2019		$200	203
6.875% due 06/24/2024		900	947

Total Kenya (Cost $1,100)			1,150

LUXEMBOURG 5.4%

CORPORATE BONDS & NOTES 5.4%
ContourGlobal Power Holdings S.A.
7.125% due 06/01/2019		$200	201
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		1,800	1,323
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		2,580	2,270
6.212% due 11/22/2016		330	320
6.510% due 03/07/2022		750	675
8.625% due 04/28/2034		460	463
9.250% due 04/23/2019		2,200	2,254
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		1,920	1,632
6.299% due 05/15/2017		1,640	1,458
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		1,200	1,124
5.717% due 06/16/2021		600	525
6.125% due 02/07/2022		2,700	2,406
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		600	557

Total Luxembourg (Cost $17,997)			15,208

		SHARES
MEXICO 13.5%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V.		5	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 11.3%
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	400
Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		$3,000	2,947
BBVA Bancomer S.A.
6.500% due 03/10/2021		1,250	1,360

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 09/30/2022		$500	$551
Cemex S.A.B. de C.V.
4.750% due 01/11/2022	EUR	200	238
Comision Federal de Electricidad
4.875% due 05/26/2021		$900	960
4.875% due 01/15/2024		800	838
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014 ^		700	43
Desarrolladora Homex S.A.B. de C.V.
9.750% due 03/25/2020 ^		125	9
Grupo Televisa S.A.B.
5.000% due 05/13/2045		200	203
Petroleos Mexicanos
4.875% due 01/24/2022		3,100	3,255
5.500% due 01/21/2021		850	924
5.500% due 06/27/2044		1,940	1,989
5.750% due 03/01/2018		3,000	3,247
6.375% due 01/23/2045		500	569
6.500% due 06/02/2041		8,920	10,280
6.625% due 06/15/2038		700	807
8.000% due 05/03/2019		3,000	3,562
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		100	11

			32,193

SOVEREIGN ISSUES 2.2%
Mexico Government International Bond
4.750% due 03/08/2044		100	104
5.550% due 01/21/2045		2,520	2,936
5.750% due 10/12/2110		700	756
6.050% due 01/11/2040		850	1,044
6.750% due 09/27/2034		544	713
7.250% due 12/15/2016	MXN	8,600	623

			6,176

Total Mexico (Cost $37,262)			38,369

MONGOLIA 0.5%

SOVEREIGN ISSUES 0.5%
Mongolia Government International Bond
4.125% due 01/05/2018		$1,000	930
5.125% due 12/05/2022		730	635

Total Mongolia (Cost $1,722)			1,565

MOROCCO 0.7%

SOVEREIGN ISSUES 0.7%
Morocco Government International Bond
4.250% due 12/11/2022		$2,000	2,035

Total Morocco (Cost $2,034)			2,035

NETHERLANDS 0.9%

CORPORATE BONDS & NOTES 0.9%
CIMPOR Financial Operations BV
5.750% due 07/17/2024		$800	704
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		300	297
6.950% due 07/10/2042		500	485
7.000% due 05/11/2016		1,000	1,047

Total Netherlands (Cost $2,713)			2,533

PANAMA 1.7%

SOVEREIGN ISSUES 1.7%
Panama Government International Bond
4.000% due 09/22/2024		$800	826

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.300% due 04/29/2053	$600	$567
8.875% due 09/30/2027	780	1,137
9.375% due 04/01/2029	1,553	2,364

Total Panama (Cost $4,312)		4,894

PARAGUAY 0.1%

SOVEREIGN ISSUES 0.1%
Republic of Paraguay
6.100% due 08/11/2044	$400	428

Total Paraguay (Cost $400)		428

PERU 0.9%

CORPORATE BONDS & NOTES 0.2%
BBVA Banco Continental S.A.
3.250% due 04/08/2018	$200	203
Union Andina de Cementos SAA
5.875% due 10/30/2021	300	305

		508

SOVEREIGN ISSUES 0.7%
Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023	400	382
Peru Government International Bond
8.750% due 11/21/2033	1,094	1,709

		2,091

Total Peru (Cost $2,296)		2,599

PHILIPPINES 1.1%

CORPORATE BONDS & NOTES 0.6%
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024	$1,300	1,700

SOVEREIGN ISSUES 0.5%
Philippines Government International Bond
6.375% due 10/23/2034	100	134
7.750% due 01/14/2031	400	578
9.500% due 02/02/2030	400	650

		1,362

Total Philippines (Cost $2,812)		3,062

QATAR 0.2%

CORPORATE BONDS & NOTES 0.2%
Nakilat, Inc.
6.067% due 12/31/2033	$100	113
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	350	394

Total Qatar (Cost $443)		507

RUSSIA 3.8%

CORPORATE BONDS & NOTES 1.1%
ALROSA Finance S.A.
7.750% due 11/03/2020	$1,100	1,045
SCF Capital Ltd.
5.375% due 10/27/2017	700	577
Sibur Securities Ltd.
3.914% due 01/31/2018	1,000	825
VimpelCom Holdings BV
5.200% due 02/13/2019	800	652

		3,099

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.7%
Russia Government International Bond
3.250% due 04/04/2017		$400	$382
4.500% due 04/04/2022		2,200	1,956
4.875% due 09/16/2023		400	359
5.625% due 04/04/2042		1,300	1,095
5.875% due 09/16/2043		200	174
7.500% due 03/31/2030		3,563	3,703

			7,669

Total Russia (Cost $11,908)			10,768

SENEGAL 0.1%

SOVEREIGN ISSUES 0.1%
Senegal Government International Bond
8.750% due 05/13/2021		$200	221

Total Senegal (Cost $214)			221

SLOVENIA 2.1%

SOVEREIGN ISSUES 2.1%
Slovenia Government International Bond
4.125% due 02/18/2019		$600	630
4.375% due 02/06/2019	EUR	800	1,101
4.750% due 05/10/2018		$900	965
5.250% due 02/18/2024		2,900	3,201

Total Slovenia (Cost $5,518)			5,897

SOUTH AFRICA 2.1%

CORPORATE BONDS & NOTES 1.6%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$500	481
6.500% due 04/15/2040		100	88
Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		2,000	2,020
6.750% due 08/06/2023		700	730
Transnet SOC Ltd.
4.000% due 07/26/2022		1,400	1,330

			4,649

SOVEREIGN ISSUES 0.5%
South Africa Government International Bond
3.750% due 07/24/2026	EUR	300	388
4.665% due 01/17/2024		$100	104
5.375% due 07/24/2044		800	847

			1,339

Total South Africa (Cost $6,103)			5,988

SRI LANKA 0.6%

CORPORATE BONDS & NOTES 0.2%
National Savings Bank
5.150% due 09/10/2019		$500	498

SOVEREIGN ISSUES 0.4%
Sri Lanka Government International Bond
5.125% due 04/11/2019		500	506
6.250% due 07/27/2021		568	598

			1,104

Total Sri Lanka (Cost $1,568)			1,602

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWEDEN 0.1%

CORPORATE BONDS & NOTES 0.1%
Ciech Group Financing AB
9.500% due 11/30/2019	EUR	200	$268

Total Sweden (Cost $256)			268

THAILAND 0.4%

CORPORATE BONDS & NOTES 0.4%
Thai Oil PCL
3.625% due 01/23/2023		$430	424
4.875% due 01/23/2043		670	653

Total Thailand (Cost $1,078)			1,077

TRINIDAD AND TOBAGO 0.6%

CORPORATE BONDS & NOTES 0.6%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$1,000	1,020
9.750% due 08/14/2019		500	593

Total Trinidad and Tobago (Cost $1,546)			1,613

TURKEY 4.3%

CORPORATE BONDS & NOTES 1.0%
Export Credit Bank of Turkey
5.000% due 09/23/2021		$200	204
5.875% due 04/24/2019		400	428
Turkiye Garanti Bankasi A/S
2.731% due 04/20/2016		400	401
4.750% due 10/17/2019		1,100	1,122
Turkiye Is Bankasi
5.000% due 04/30/2020		600	614

			2,769

SOVEREIGN ISSUES 3.3%
Turkey Government International Bond
4.125% due 04/11/2023	EUR	800	1,050
4.875% due 04/16/2043		$1,100	1,101
6.000% due 01/14/2041		800	911
6.750% due 05/30/2040		1,700	2,106
7.250% due 03/05/2038		700	907
7.500% due 11/07/2019		1,400	1,645
8.000% due 02/14/2034		1,100	1,509

			9,229

Total Turkey (Cost $11,054)			11,998

UKRAINE 1.0%

SOVEREIGN ISSUES 1.0%
Ukraine Government International Bond
7.500% due 04/17/2023		$500	303
7.750% due 09/23/2020		700	424
7.800% due 11/28/2022		1,800	1,116
9.250% due 07/24/2017		1,530	956

Total Ukraine (Cost $4,107)			2,799

UNITED ARAB EMIRATES 0.2%

CORPORATE BONDS & NOTES 0.2%
DP World Ltd.
6.850% due 07/02/2037		$400	453

Total United Arab Emirates (Cost $335)			453

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 0.2%

CORPORATE BONDS & NOTES 0.2%
HBOS PLC
6.750% due 05/21/2018	$400	$447

Total United Kingdom (Cost $399)		447

UNITED STATES 1.7%

CORPORATE BONDS & NOTES 1.5%
California Resources Corp.
5.000% due 01/15/2020	$400	349
5.500% due 09/15/2021	400	344
6.000% due 11/15/2024	100	85
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020	400	453
Rio Oil Finance Trust
6.250% due 07/06/2024	1,900	1,819
6.750% due 01/06/2027	1,200	1,152

		4,202

MORTGAGE-BACKED SECURITIES 0.2%
American Home Mortgage Investment Trust
1.832% due 09/25/2045	14	13
Banc of America Commercial Mortgage Trust
5.547% due 06/10/2049	200	215
5.754% due 02/10/2051	156	170
2.730% due 02/25/2036 ^	5	5
Bear Stearns Adjustable Rate Mortgage Trust
2.509% due 01/25/2035	5	5
2.955% due 05/25/2047 ^	38	33
Citigroup Mortgage Loan Trust, Inc.
2.745% due 09/25/2037 ^	77	69
GSR Mortgage Loan Trust
2.629% due 01/25/2036 ^	15	14
Morgan Stanley Mortgage Loan Trust
2.180% due 06/25/2036	7	6
WaMu Mortgage Pass-Through Certificates Trust
2.362% due 02/25/2037 ^	49	43
Wells Fargo Mortgage-Backed Securities Trust
2.607% due 07/25/2036 ^	16	16

		589

U.S. GOVERNMENT AGENCIES 0.0%
Freddie Mac
5.506% due 03/01/2036	63	67

U.S. TREASURY OBLIGATIONS 0.0%
U.S. Treasury Bonds
9.875% due 11/15/2015 (c)(e)	130	141

Total United States (Cost $5,153)		4,999

URUGUAY 0.6%

SOVEREIGN ISSUES 0.6%
Uruguay Government International Bond
4.500% due 08/14/2024	$1,182	1,244
7.625% due 03/21/2036	400	547

Total Uruguay (Cost $1,589)		1,791

VENEZUELA 4.3%

CORPORATE BONDS & NOTES 1.6%
Petroleos de Venezuela S.A.
5.250% due 04/12/2017	$2,900	1,320
5.375% due 04/12/2027	5,500	1,954

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 04/12/2037	$3,050	$1,064
8.500% due 11/02/2017	350	201
9.750% due 05/17/2035	250	112

		4,651

SOVEREIGN ISSUES 2.7%
Venezuela Government International Bond
7.000% due 03/31/2038	300	124
7.650% due 04/21/2025	1,500	643
7.750% due 10/13/2019	6,020	2,703
8.250% due 10/13/2024	4,300	1,892
9.000% due 05/07/2023	1,300	577
9.250% due 05/07/2028	2,680	1,190
9.375% due 01/13/2034	1,310	575

		7,704

Total Venezuela (Cost $22,522)		12,355

VIRGIN ISLANDS (BRITISH) 3.5%

CORPORATE BONDS & NOTES 3.5%
CNPC General Capital Ltd.
2.750% due 05/14/2019	$500	497
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	2,150	1,817
GTL Trade Finance, Inc.
5.893% due 04/29/2024	2,062	1,995
7.250% due 04/16/2044	200	192
Rosneft Finance S.A.
6.625% due 03/20/2017	1,700	1,589
7.500% due 07/18/2016	3,300	3,178
7.875% due 03/13/2018	600	556

Total Virgin Islands (British) (Cost $10,331)		9,824

ZAMBIA 0.2%

SOVEREIGN ISSUES 0.2%
Zambia Government International Bond
5.375% due 09/20/2022	$500	464

Total Zambia (Cost $492)		464

SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (a) 0.1%
		247

U.S. TREASURY BILLS 0.9%
0.047% due 01/02/2015 - 05/28/2015 (c)(e)	$2,519	2,519

Total Short-Term Instruments (Cost $2,766)		2,766

Total Investments in Securities (Cost $286,901)		270,982

	SHARES
INVESTMENTS IN AFFILIATES 3.4%

SHORT-TERM INSTRUMENTS 3.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.4%
PIMCO Short-Term Floating NAV Portfolio	1,911	19
PIMCO Short-Term Floating NAV Portfolio III	958,564	9,501

Total Short-Term Instruments (Cost $9,569)		9,520

Total Investments in Affiliates (Cost $9,569)		9,520

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

MARKET VALUE (000S)
Total Investments 98.9% (Cost $296,470)	$280,502

Financial Derivative Instruments (b)(d) (0.6%) (Cost or Premiums, net $(1,126))	(1,593)

Other Assets and Liabilities, net 1.7%	4,708

Net Assets 100.0%	$283,617

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$247	Fannie Mae 2.200% due 10/17/2022	$(252)	$247	$247

Total Repurchase Agreements						$(252)	$247	$247

(1)	Includes accrued interest.

As of December 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended December 31, 2014 was $185 at a weighted average interest rate of (0.384%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$247	$0	$0	$0	$247	$ (252)	$(5)

Total Borrowings and Other Financing Transactions	$247	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	Long	03/2015	30	$24	$6	$0

Total Futures Contracts				$24	$6	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
							Asset	Liability
CDX.EM-21 5-Year Index	(5.000%	)	06/20/2019	$27	$(1)	$2	$0	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.EM-21 5-Year Index	5.000%	06/20/2019	$2,523	$128	$(75)	$0	$(3)
CDX.EM-22 5-Year Index	1.000%	12/20/2019	4,500	(466)	(140)	0	(3)

				$(338)	$(215)	$0	$(6)

Total Swap Agreements				$(339)	$(213)	$0	$(6)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(c)	Securities with an aggregate market value of $727 and cash of $749 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$6	$0	$6	$0	$0		$(6)	$ (6)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	01/2015		BRL	5,411	$		2,083	$47	$0
	01/2015	$		2,037		BRL	5,411	0	(2)
	06/2015		COP	470,768	$		205	9	0

BRC	01/2015	$		76		RUB	4,017	0	(10)

CBK	01/2015		INR	35,437	$		565	6	0
	01/2015	$		2,173		INR	136,325	0	(21)
	01/2015			1,377		JPY	163,100	0	(15)
	02/2015		KRW	240,283	$		223	4	0
	02/2015	$		1,398		EUR	1,126	0	(34)

DUB	01/2015		BRL	12,662	$		4,766	3	(1)
	01/2015		INR	17,693			282	3	0
	01/2015	$		4,921		BRL	12,662	0	(158)
	02/2015		KRW	208,247	$		193	3	0
	02/2015		MXN	5,982			406	1	0
	07/2015		BRL	12,662			4,667	137	0

FBF	01/2015			5,604			2,373	265	0
	01/2015		JPY	650,800			5,500	67	0
	01/2015	$		2,110		BRL	5,604	0	(2)
	02/2015		MXN	12,213	$		836	10	0

GLM	01/2015		INR	6,738			108	2	0
	01/2015	$		4,084		JPY	478,500	0	(89)
	02/2015		EUR	7,831	$		9,768	287	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	02/2015		KRW	783,977	$		731	$16	$0
	02/2015	$		1,396		JPY	168,000	7	0

JPM	01/2015		INR	35,431	$		565	6	0
	02/2015			39,195			620	6	0
	02/2015	$		1,200		KRW	1,255,823	0	(54)
	02/2015			101		MXN	1,478	0	(1)

MSB	01/2015		BRL	606	$		228	0	0
	01/2015	$		226		BRL	606	2	0
	04/2015		BRL	606	$		220	0	(3)

RBC	02/2015		MXN	2,454			174	8	0

SCX	02/2015		MYR	5,191			1,551	75	0

UAG	01/2015		BRL	1,647			709	90	0
	01/2015	$		620		BRL	1,647	0	0
	02/2015		BRL	910	$		345	5	0
	02/2015	$		1,562		MYR	5,131	0	(103)

Total Forward Foreign Currency Contracts								$1,059	$(493)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC EUR versus USD	$	1.220	03/03/2015	EUR 1,800	$29	$41

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Cost	Market Value
FBF	Call - OTC EURO STOXX 50 Index	3,600.000	12/20/2019	EUR 0	$130	$109

Total Purchased Options					$159	$150

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC EUR versus USD	$	1.275	02/20/2015	EUR	1,800	$(20)	$(2)
	Call - OTC USD versus BRL	BRL	2.640	06/15/2015	$	791	(21)	(52)
	Put - OTC USD versus JPY	JPY	93.000	09/08/2016		646	(12)	(4)

CBK	Put - OTC USD versus JPY		95.000	09/08/2016		754	(16)	(5)

FBF	Put - OTC USD versus MXN	MXN	13.350	02/25/2015		1,200	(7)	0
	Call - OTC USD versus MXN		14.050	02/25/2015		1,200	(8)	(63)

GLM	Put - OTC EUR versus USD	$	1.190	03/03/2015	EUR	1,800	(14)	(18)

JPM	Put - OTC USD versus JPY	JPY	91.000	02/18/2016	$	611	(16)	(1)

							$(114)	$(145)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$800	$(10)	$0

DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	800	(8)	(1)

						$(18)	$(1)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	EUR 0	$(128)	$(126)

Total Written Options					$(260)	$(272)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	Notional Amount in $	Notional Amount in EUR	Premiums
Balance at Beginning of Period	$3,180	EUR 0	$(57)
Sales	19,309	5,400	(348)
Closing Buys	(616)	(1,800)	21
Expirations	(7,671)	0	73
Exercised	(7,400)	0	51

Balance at End of Period	$6,802	EUR 3,600	$(260)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
CBK	Russia Government International Bond	(1.000%	)	03/20/2019	4.827%	$ 500	$23	$46	$69	$0

GST	Russia Government International Bond	(1.000%	)	03/20/2019	4.827%	200	9	19	28	0

							$32	$65	$97	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Colombia Government International Bond	1.000%	06/20/2019	1.250%	$ 500	$(1)	$(4)	$0	$(5)
	Qatar Government International Bond	1.000%	03/20/2016	0.378%	500	0	4	4	0
	South Africa Government International Bond	1.000%	06/20/2015	0.538%	6,600	37	(21)	16	0
	South Africa Government International Bond	1.000%	09/20/2015	0.538%	700	4	(2)	2	0
	South Africa Government International Bond	1.000%	06/20/2019	1.677%	1,300	(44)	7	0	(37)
	Ukraine Government International Bond	5.000%	03/20/2015	62.075%	200	(19)	(3)	0	(22)

BPS	Brazil Government International Bond	1.000%	03/20/2015	0.788%	900	4	(3)	1	0
	South Africa Government International Bond	1.000%	09/20/2015	0.538%	300	2	(1)	1	0

BRC	Colombia Government International Bond	1.000%	06/20/2019	1.250%	100	0	(1)	0	(1)
	Export-Import Bank of China	1.000%	09/20/2017	0.620%	550	(19)	25	6	0
	Indonesia Government International Bond	1.000%	03/20/2024	2.218%	100	(14)	5	0	(9)
	Israel Electric Corp. Ltd.	1.000%	09/20/2015	1.222%	500	(6)	5	0	(1)
	Panama Government International Bond	1.000%	06/20/2019	0.991%	200	1	(1)	0	0
	South Africa Government International Bond	1.000%	06/20/2015	0.538%	300	2	(1)	1	0
	South Africa Government International Bond	1.000%	09/20/2015	0.538%	200	1	(1)	0	0
	Turkey Government International Bond	1.000%	03/20/2015	0.591%	600	2	(1)	1	0

CBK	Brazil Government International Bond	1.000%	03/20/2016	0.995%	200	(1)	1	0	0
	Brazil Government International Bond	1.000%	09/20/2019	1.862%	100	(1)	(2)	0	(3)
	Brazil Government International Bond	1.000%	03/20/2021	2.176%	1,300	(58)	(28)	0	(86)
	China Government International Bond	1.000%	12/20/2016	0.310%	100	(5)	6	1	0
	Colombia Government International Bond	1.000%	06/20/2019	1.250%	3,200	14	(47)	0	(33)
	Indonesia Government International Bond	1.000%	03/20/2024	2.218%	300	(41)	13	0	(28)
	Rosneft Oil Co. Via Rosneft International Finance Ltd.	1.000%	03/20/2015	7.959%	1,000	(26)	11	0	(15)
	Ukraine Government International Bond	5.000%	03/20/2015	62.075%	100	(10)	(2)	0	(12)

DUB	Brazil Government International Bond	1.000%	06/20/2015	0.788%	300	1	0	1	0
	China Government International Bond	1.000%	12/20/2016	0.310%	500	(23)	30	7	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.255%	100	(1)	2	1	0
	Panama Government International Bond	1.000%	06/20/2019	0.991%	500	3	(3)	0	0
	Qatar Government International Bond	1.000%	03/20/2016	0.378%	100	(1)	2	1	0
	South Africa Government International Bond	1.000%	09/20/2015	0.538%	200	1	0	1	0
	Turkey Government International Bond	1.000%	06/20/2021	2.044%	100	(9)	3	0	(6)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	China Government International Bond	1.000%	12/20/2016	0.310%	$300	$(15)	$19	$4	$0
	Export-Import Bank of China	1.000%	12/20/2016	0.512%	200	(19)	21	2	0
	Indonesia Government International Bond	1.000%	06/20/2021	1.899%	2,900	(188)	37	0	(151)

GST	Brazil Government International Bond	1.000%	03/20/2015	0.788%	400	2	(1)	1	0
	Brazil Government International Bond	1.000%	12/20/2018	1.636%	600	(28)	14	0	(14)
	Brazil Government International Bond	1.000%	09/20/2019	1.862%	1,600	(23)	(37)	0	(60)
	Colombia Government International Bond	1.000%	06/20/2019	1.250%	3,200	10	(43)	0	(33)
	Indonesia Government International Bond	1.000%	03/20/2024	2.218%	100	(14)	4	0	(10)
	Panama Government International Bond	1.000%	06/20/2019	0.991%	100	1	0	1	0

HUS	Brazil Government International Bond	1.000%	09/20/2019	1.862%	400	(7)	(8)	0	(15)
	Colombia Government International Bond	1.000%	06/20/2019	1.250%	3,500	(25)	(11)	0	(36)
	Mexico Government International Bond	1.000%	03/20/2021	1.213%	800	(37)	27	0	(10)
	Panama Government International Bond	1.000%	06/20/2019	0.991%	200	1	(1)	0	0
	Petrobras International Finance Co.	1.000%	09/20/2015	5.662%	300	(10)	0	0	(10)
	South Africa Government International Bond	1.000%	03/20/2023	2.320%	2,430	(214)	(10)	0	(224)

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.789%	300	(4)	5	1	0
	Brazil Government International Bond	1.000%	12/20/2019	1.937%	1,000	(37)	(6)	0	(43)
	China Government International Bond	1.000%	12/20/2016	0.310%	400	(20)	25	5	0
	Colombia Government International Bond	1.000%	06/20/2019	1.250%	500	3	(8)	0	(5)
	Indonesia Government International Bond	1.000%	03/20/2015	0.295%	2,375	(93)	97	4	0
	Indonesia Government International Bond	1.000%	06/20/2019	1.341%	1,000	(22)	7	0	(15)
	Panama Government International Bond	1.000%	06/20/2019	0.991%	500	2	(2)	0	0
	Petrobras International Finance Co.	1.000%	09/20/2015	5.662%	300	(9)	(1)	0	(10)
	Russia Government International Bond	1.000%	06/20/2023	4.629%	1,900	(146)	(281)	0	(427)
	South Africa Government International Bond	1.000%	06/20/2015	0.538%	2,400	14	(8)	6	0

MYC	Brazil Government International Bond	1.000%	03/20/2016	0.995%	3,800	(38)	40	2	0
	Brazil Government International Bond	2.100%	08/20/2016	1.137%	250	0	6	6	0
	Brazil Government International Bond	1.000%	09/20/2019	1.862%	300	(4)	(7)	0	(11)
	China Government International Bond	1.000%	12/20/2016	0.310%	1,200	(56)	73	17	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.255%	100	(1)	2	1	0
	Petrobras International Finance Co.	1.000%	09/20/2015	5.662%	1,000	(34)	2	0	(32)

RYL	China Government International Bond	1.000%	06/20/2016	0.246%	600	6	0	6	0

UAG	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.255%	400	0	4	4	0
	Indonesia Government International Bond	1.000%	03/20/2015	0.295%	375	(15)	16	1	0
	Indonesia Government International Bond	1.000%	06/20/2021	1.899%	100	(7)	1	0	(6)

						$(1,234)	$(31)	$105	$(1,370)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
BRC	CDX.EM ex-Europe-18 5-Year Index	5.000%	12/20/2017	$	94	$12	$(9)	$3	$0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015		940	78	(81)	0	(3)

UAG	CDX.EM-15 5-Year Index	5.000%	06/20/2016		2,350	216	(216)	0	0

						$306	$(306)	$3	$(3)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	1-Year BRL-CDI	10.910%	01/02/2017	BRL	23,300	$11	$148	$159	$0
	Receive	1-Year BRL-CDI	11.680%	01/04/2021		2,900	2	7	9	0

JPM	Pay	1-Year BRL-CDI	8.650%	01/02/2017		3,400	6	(104)	0	(98)
	Pay	28-Day MXN-TIIE	8.950%	02/19/2019	MXN	11,000	0	111	111	0
	Pay	28-Day MXN-TIIE	5.250%	09/06/2019		70,000	(68)	64	0	(4)

UAG	Pay	1-Year BRL-CDI	8.200%	01/02/2017	BRL	31,000	(80)	(966)	0	(1,046)

							$(129)	$(740)	$279	$(1,148)

Total Swap Agreements							$(1,025)	$(1,012)	$484	$(2,521)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(e)	Securities with an aggregate market value of $1,828 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$0	$0	$22	$22	$0	$(58)	$(64)	$(122)	$(100)	$0	$(100)
BPS	56	0	170	226	(2)	0	0	(2)	224	(260)	(36)
BRC	0	0	11	11	(10)	0	(11)	(21)	(10)	0	(10)
CBK	10	0	70	80	(70)	(5)	(177)	(252)	(172)	0	(172)
DUB	147	0	11	158	(159)	(1)	(6)	(166)	(8)	0	(8)
FBF	342	109	6	457	(2)	(189)	(151)	(342)	115	0	115
GLM	312	41	0	353	(89)	(18)	0	(107)	246	0	246
GST	0	0	30	30	0	0	(117)	(117)	(87)	0	(87)
HUS	0	0	0	0	0	0	(298)	(298)	(298)	260	(38)
JPM	12	0	127	139	(55)	(1)	(602)	(658)	(519)	561	42
MSB	2	0	0	2	(3)	0	0	(3)	(1)	0	(1)
MYC	0	0	26	26	0	0	(43)	(43)	(17)	(218)	(235)
RBC	8	0	0	8	0	0	0	0	8	0	8
RYL	0	0	6	6	0	0	0	0	6	0	6
SCX	75	0	0	75	0	0	0	0	75	0	75
UAG	95	0	5	100	(103)	0	(1,052)	(1,155)	(1,055)	1,007	(48)

Total Over the Counter	$1,059	$150	$484	$1,693	$(493)	$(272)	$(2,521)	$(3,286)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,059	$0	$1,059
Purchased Options	0	0	109	41	0	150
Swap Agreements	0	205	0	0	279	484

	$0	$205	$109	$1,100	$279	$1,693

	$0	$205	$109	$1,100	$285	$1,699

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$6	$0	$0	$0	$6

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$493	$0	$493
Written Options	0	0	126	145	1	272
Swap Agreements	0	1,373	0	0	1,148	2,521

	$0	$1,373	$126	$638	$1,149	$3,286

	$0	$1,379	$126	$638	$1,149	$3,292

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$363	$363
Swap Agreements	0	153	0	0	(79)	74

	$0	$153	$0	$0	$284	$437

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,845	$0	$1,845
Purchased Options	0	0	0	22	0	22
Written Options	0	13	0	51	0	64
Swap Agreements	0	884	0	0	41	925

	$0	$897	$0	$1,918	$41	$2,856

	$0	$1,050	$0	$1,918	$325	$3,293

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$212	$212
Swap Agreements	0	(213)	0	0	(551)	(764)

	$0	$(213)	$0	$0	$(339)	$(552)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$467	$0	$467
Purchased Options	0	0	(21)	(15)	0	(36)
Written Options	0	0	3	(52)	1	(48)
Swap Agreements	0	(263)	0	0	645	382

	$0	$(263)	$(18)	$400	$646	$765

	$0	$(476)	$(18)	$400	$307	$213

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Azerbaijan
Sovereign Issues	$0	$790	$0	$790
Bermuda
Corporate Bonds & Notes	0	492	0	492
Brazil
Corporate Bonds & Notes	0	27,138	0	27,138
Sovereign Issues	0	8,390	0	8,390
Cayman Islands
Corporate Bonds & Notes	0	5,649	743	6,392
Chile
Corporate Bonds & Notes	0	7,369	0	7,369
Sovereign Issues	0	137	0	137

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
China
Corporate Bonds & Notes	$0	$2,336	$0	$2,336
Sovereign Issues	0	405	0	405
Colombia
Corporate Bonds & Notes	0	5,728	0	5,728
Sovereign Issues	0	1,136	0	1,136
Costa Rica
Sovereign Issues	0	1,063	0	1,063
El Salvador
Sovereign Issues	0	5,122	0	5,122
Ethiopia
Sovereign Issues	0	394	0	394
Gabon
Sovereign Issues	0	384	0	384

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

December 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Ghana
Sovereign Issues	$0	$649	$0	$649
Guatemala
Sovereign Issues	0	1,148	0	1,148
Hong Kong
Corporate Bonds & Notes	0	2,128	0	2,128
Hungary
Corporate Bonds & Notes	0	555	0	555
Sovereign Issues	0	108	0	108
India
Corporate Bonds & Notes	0	1,120	0	1,120
Indonesia
Corporate Bonds & Notes	0	9,718	0	9,718
Sovereign Issues	0	12,725	0	12,725
Ireland
Corporate Bonds & Notes	0	11,117	0	11,117
Israel
Corporate Bonds & Notes	0	2,361	0	2,361
Sovereign Issues	0	821	0	821
Ivory Coast
Sovereign Issues	0	576	0	576
Kazakhstan
Corporate Bonds & Notes	0	11,422	0	11,422
Sovereign Issues	0	1,578	0	1,578
Kenya
Sovereign Issues	0	1,150	0	1,150
Luxembourg
Corporate Bonds & Notes	0	15,208	0	15,208
Mexico
Corporate Bonds & Notes	0	32,193	0	32,193
Sovereign Issues	0	6,176	0	6,176
Mongolia
Sovereign Issues	0	1,565	0	1,565
Morocco
Sovereign Issues	0	2,035	0	2,035
Netherlands
Corporate Bonds & Notes	0	2,533	0	2,533
Panama
Sovereign Issues	0	4,894	0	4,894
Paraguay
Sovereign Issues	0	428	0	428
Peru
Corporate Bonds & Notes	0	508	0	508
Sovereign Issues	0	2,091	0	2,091
Philippines
Corporate Bonds & Notes	0	1,700	0	1,700
Sovereign Issues	0	1,362	0	1,362
Qatar
Corporate Bonds & Notes	0	507	0	507
Russia
Corporate Bonds & Notes	0	3,099	0	3,099
Sovereign Issues	0	7,669	0	7,669
Senegal
Sovereign Issues	0	221	0	221
Slovenia
Sovereign Issues	0	5,897	0	5,897
South Africa
Corporate Bonds & Notes	0	4,649	0	4,649
Sovereign Issues	0	1,339	0	1,339

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Sri Lanka
Corporate Bonds & Notes	$0	$498	$0	$498
Sovereign Issues	0	1,104	0	1,104
Sweden
Corporate Bonds & Notes	0	268	0	268
Thailand
Corporate Bonds & Notes	0	1,077	0	1,077
Trinidad and Tobago
Corporate Bonds & Notes	0	1,613	0	1,613
Turkey
Corporate Bonds & Notes	0	2,769	0	2,769
Sovereign Issues	0	9,229	0	9,229
Ukraine
Sovereign Issues	0	2,799	0	2,799
United Arab Emirates
Corporate Bonds & Notes	0	453	0	453
United Kingdom
Corporate Bonds & Notes	0	447	0	447
United States
Corporate Bonds & Notes	0	4,202	0	4,202
Mortgage-Backed Securities	0	589	0	589
U.S. Government Agencies	0	67	0	67
U.S. Treasury Obligations	0	141	0	141
Uruguay
Sovereign Issues	0	1,791	0	1,791
Venezuela
Corporate Bonds & Notes	0	4,651	0	4,651
Sovereign Issues	0	7,704	0	7,704
Virgin Islands (British)
Corporate Bonds & Notes	0	9,824	0	9,824
Zambia
Sovereign Issues	0	464	0	464
Short-Term Instruments
Repurchase Agreements	0	247	0	247
U.S. Treasury Bills	0	2,519	0	2,519
	$0	$270,239	$743	$270,982

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$9,520	$0	$0	$9,520

Total Investments	$9,520	$270,239	$743	$280,502

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6	0	0	6
Over the counter	0	1,693	0	1,693
	$6	$1,693	$0	$1,699

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(6)	0	(6)
Over the counter	0	(3,286)	0	(3,286)
	$0	$(3,292)	$0	$(3,292)

Totals	$9,526	$268,640	$743	$278,909

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class, Advisor, and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income   Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency   The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations   Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the

ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements (Cont.)

Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders   Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements   In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies   The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy   U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value   The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These

ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements (Cont.)

securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value   When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable

26	PIMCO VARIABLE INSURANCE TRUST

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inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Mortgage-Related and Other Asset-Backed Securities   The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations   (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$18,134	$79,325	$(97,440)	$(2)	$2	$19	$25	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$0	$19,066	$(9,500)	$(17)	$(48)	$9,501	$67	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements   The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements   The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the

Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in

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the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts   The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts   The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts   The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options   The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to

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Notes to Financial Statements (Cont.)

protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Foreign Currency Options   The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices   The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

(d) Swap Agreements   The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements   Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced

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obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements   The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against

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Notes to Financial Statements (Cont.)

this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks    The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on

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registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks   The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements   The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset

ANNUAL REPORT	DECEMBER 31, 2014	33

Notes to Financial Statements (Cont.)

types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared

OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees   PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses   The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term

ANNUAL REPORT	DECEMBER 31, 2014	35

Notes to Financial Statements (Cont.)

capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$287	$84,687	$83,818

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	492	$6,747	28	$388
Administrative Class	2,612	35,915	4,420	64,231
Advisor Class	2,043	28,156	943	13,856
Class M	2	27	0	0
Issued as reinvestment of distributions
Institutional Class	20	268	1	16
Administrative Class	1,387	18,661	1,260	17,788
Advisor Class	203	2,727	158	2,243
Class M	0	0	0	0
Cost of shares redeemed
Institutional Class	(47)	(638)	(29)	(425)
Administrative Class	(5,373)	(73,685)	(7,503)	(106,453)
Advisor Class	(1,523)	(20,808)	(2,194)	(31,680)
Class M	0	0	0	0
Net (decrease) resulting from Portfolio share transactions	(184)	$(2,630)	(2,916)	$(40,036)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 70% of the Portfolio. One shareholder is a related party and comprises 58% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$8,793	$693	$(17,601)	$(11)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$296,676	$9,254	$(25,428)	$(16,174)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$16,006	$5,650	$—
12/31/2013	$17,406	$2,641	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Emerging Markets Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

38	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
BRL	Brazilian Real	JPY	Japanese Yen	MYR	Malaysian Ringgit
COP	Colombian Peso	KRW	South Korean Won	RUB	Russian Ruble
EUR	Euro	MXN	Mexican Peso	USD (or $)	United States Dollar
INR	Indian Rupee

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio	TBD	To Be Determined
JSC	Joint Stock Company

ANNUAL REPORT	DECEMBER 31, 2014	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT16AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Emerging Markets Bond Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may

4	PIMCO VARIABLE INSURANCE TRUST

be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.
Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

Mexico	13.7%
Brazil	12.7%
Indonesia	8.0%
Luxembourg	5.4%
Kazakhstan	4.6%
Other	55.6%
†	% of Investments, at value as of 12/31/14

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	Class Inception (03/31/2006)
PIMCO Emerging Markets Bond Portfolio Advisor Class	1.41%	5.72%	6.12%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	5.53%	7.27%	7.38%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.10% for Advisor Class shares.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$935.70	$1,019.77
Expenses Paid During Period†	$5.40	$5.63
Net Annualized Expense Ratio	1.10%	1.10%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar.

»

A tactical overweight to Russian external quasi-sovereign and corporate debt detracted from performance as Russian corporate debt underperformed the Portfolio’s benchmark index over the reporting period.

»

A tactical overweight to Brazilian external quasi-sovereign and corporate debt detracted from performance as Brazilian corporate debt underperformed the Portfolio’s benchmark index over the reporting period.

»	An overweight to Moroccan external sovereign debt contributed to performance as Moroccan sovereign debt outperformed the Portfolio’s benchmark index over the reporting period.

»	An overweight to El Salvadorian external sovereign debt contributed to performance as El Salvadorian sovereign debt outperformed the Portfolio’s benchmark index over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Emerging Markets Bond Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Advisor Class
Net asset value beginning of year	$13.44	$15.32	$13.65	$13.54	$12.68
Net investment income (a)	0.65	0.66	0.65	0.64	0.58
Net realized/unrealized gain (loss)	(0.43)	(1.72)	1.72	0.18	0.92
Net increase (decrease) from investment operations	0.22	(1.06)	2.37	0.82	1.50
Dividends from net investment income	(0.71)	(0.70)	(0.70)	(0.71)	(0.64)
Distributions from net realized capital gains	(0.26)	(0.12)	0.00	0.00	0.00
Total distributions	(0.97)	(0.82)	(0.70)	(0.71)	(0.64)
Net asset value end of year	$12.69	$13.44	$15.32	$13.65	$13.54
Total return	1.41%	(7.04)%	17.75%	6.21%	12.03%
Net assets end of year (000s)	$38,685	$31,270	$52,398	$27,889	$25,832
Ratio of expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of expenses to average net assets excluding interest expense	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	4.73%	4.56%	4.42%	4.70%	4.33%
Portfolio turnover rate	29%	24%	20%	15%	197%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$270,982
Investments in Affiliates	9,520
Financial Derivative Instruments
Exchange-traded or centrally cleared	6
Over the counter	1,693
Deposits with counterparty	749
Foreign currency, at value	68
Receivable for investments sold	5
Receivable for Portfolio shares sold	57
Interest receivable	4,791
Dividends receivable from Affiliates	63
287,934

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$6
Over the counter	3,286
Payable for investments purchased	0
Payable for investments in Affiliates purchased	63
Deposits from counterparty	478
Payable for Portfolio shares redeemed	216
Overdraft due to custodian	12
Accrued investment advisory fees	112
Accrued supervisory and administrative fees	100
Accrued distribution fees	9
Accrued servicing fees	31
Other liabilities	4
4,317

Net Assets	$283,617

Net Assets Consist of:
Paid in capital	$291,742
Undistributed net investment income	7,439
Accumulated undistributed net realized gain	1,096
Net unrealized (depreciation)	(16,660)
$283,617

Net Assets:
Institutional Class	$6,252
Administrative Class	238,653
Advisor Class	38,685
Class M	27

Shares Issued and Outstanding:
Institutional Class	493
Administrative Class	18,808
Advisor Class	3,049
Class M	2

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.69
Administrative Class	12.69
Advisor Class	12.69
Class M	12.69

Cost of Investments in securities	$286,901
Cost of Investments in Affiliates	$9,569
Cost of Foreign Currency Held	$71
Cost or Premiums of Financial Derivative Instruments, net	$(1,126)

* Includes repurchase agreements of:	$247

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest, net of foreign taxes*	$17,711
Dividends from Investments in Affiliates	92
Total Income	17,803

Expenses:
Investment advisory fees	1,374
Supervisory and administrative fees	1,222
Servicing fees - Administrative Class	397
Distribution and/or servicing fees - Advisor Class	95
Trustee fees	4
Interest expense	1
Total Expenses	3,093

Net Investment Income	14,710

Net Realized Gain (Loss):
Investments in securities	283
Investments in Affiliates	(19)
Exchange-traded or centrally cleared financial derivative instruments	437
Over the counter financial derivative instruments	2,856
Foreign currency	2
Net Realized Gain	3,559

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(13,404)
Investments in Affiliates	(46)
Exchange-traded or centrally cleared financial derivative instruments	(552)
Over the counter financial derivative instruments	765
Foreign currency assets and liabilities	(35)
Net Change in Unrealized (Depreciation)	(13,272)
Net (Loss)	(9,713)

Net Increase in Net Assets Resulting from Operations	$4,997

* Foreign tax withholdings	$2

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$14,710	$16,244
Net realized gain	3,559	11,025
Net change in unrealized (depreciation)	(13,272)	(54,316)
Net increase (decrease) in net assets resulting from operations	4,997	(27,047)

Distributions to Shareholders:
From net investment income
Institutional Class	(154)	(14)
Administrative Class	(13,901)	(15,419)
Advisor Class	(1,951)	(1,973)
Class M	(0)	0
From net realized capital gains
Institutional Class	(114)	(2)
Administrative Class	(4,760)	(2,369)
Advisor Class	(776)	(270)
Class M	(0)	0

Total Distributions	(21,656)	(20,047)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(2,630)	(40,036)

Total (Decrease) in Net Assets	(19,289)	(87,130)

Net Assets:
Beginning of year	302,906	390,036
End of year*	$283,617	$302,906

* Including undistributed net investment income of:	$7,439	$6,078

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.5%

AZERBAIJAN 0.3%

SOVEREIGN ISSUES 0.3%
Republic of Azerbaijan International Bond
4.750% due 03/18/2024		$800	$790

Total Azerbaijan (Cost $785)			790

BERMUDA 0.2%

CORPORATE BONDS & NOTES 0.2%
Qtel International Finance Ltd.
4.500% due 01/31/2043		$500	492

Total Bermuda (Cost $489)			492

BRAZIL 12.6%

CORPORATE BONDS & NOTES 9.6%
Banco BTG Pactual S.A.
4.000% due 01/16/2020		$300	269
Banco do Brasil S.A.
3.875% due 10/10/2022		2,330	2,144
6.000% due 01/22/2020		2,620	2,809
Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		450	444
Banco Santander Brasil S.A.
4.625% due 02/13/2017		1,400	1,458
BM&FBovespa S.A.
5.500% due 07/16/2020		500	535
Braskem America Finance Co.
7.125% due 07/22/2041		1,300	1,293
BRF S.A.
5.875% due 06/06/2022		200	212
Caixa Economica Federal
3.500% due 11/07/2022		600	519
4.250% due 05/13/2019		1,200	1,173
4.500% due 10/03/2018		500	494
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		3,150	3,229
CSN Islands Corp.
6.875% due 09/21/2019		700	653
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		400	400
Petrobras International Finance Co. S.A.
5.750% due 01/20/2020		9,750	9,431
7.875% due 03/15/2019		1,600	1,692
Samarco Mineracao S.A.
5.750% due 10/24/2023		400	383

			27,138

SOVEREIGN ISSUES 3.0%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		600	603
6.369% due 06/16/2018		840	900
6.500% due 06/10/2019		1,700	1,810
Brazil Government International Bond
5.000% due 01/27/2045		210	207
5.625% due 01/07/2041		50	54
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	38	14
10.000% due 01/01/2021		8,000	2,726
10.000% due 01/01/2025		6,300	2,076

			8,390

Total Brazil (Cost $37,767)			35,528

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 2.3%

CORPORATE BONDS & NOTES 2.3%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020	$800	$867
Baidu, Inc.
3.500% due 11/28/2022	800	794
Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020	600	645
ENN Energy Holdings Ltd.
6.000% due 05/13/2021	400	450
Interoceanica Finance Ltd.
0.000% due 11/30/2018	91	82
0.000% due 11/30/2025	389	269
0.000% due 05/15/2030	800	392
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021	680	640
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023	1,540	1,386
6.750% due 10/01/2022	848	778
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018	94	89

Total Cayman Islands (Cost $6,519)		6,392

CHILE 2.6%

CORPORATE BONDS & NOTES 2.6%
Banco del Estado de Chile
4.125% due 10/07/2020	$700	735
Banco Santander Chile
3.875% due 09/20/2022	500	496
Celulosa Arauco y Constitucion S.A.
4.500% due 08/01/2024	300	300
5.000% due 01/21/2021	1,000	1,047
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042	400	370
4.875% due 11/04/2044	600	612
Corpbanca S.A.
3.875% due 09/22/2019	600	603
E.CL S.A.
5.625% due 01/15/2021	800	866
ENTEL Chile S.A.
4.875% due 10/30/2024	1,500	1,528
GNL Quintero S.A.
4.634% due 07/31/2029	800	812

		7,369

SOVEREIGN ISSUES 0.0%
Chile Government International Bond
3.625% due 10/30/2042	150	137

Total Chile (Cost $7,347)		7,506

CHINA 0.9%

CORPORATE BONDS & NOTES 0.8%
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023	$600	632
Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024	700	737
4.875% due 05/17/2042	500	546
State Grid Overseas Investment Ltd.
4.125% due 05/07/2024	400	421

		2,336

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%
Export-Import Bank of China
3.625% due 07/31/2024		$400	$405

Total China (Cost $2,603)			2,741

COLOMBIA 2.4%

CORPORATE BONDS & NOTES 2.0%
Ecopetrol S.A.
5.875% due 09/18/2023		$400	425
5.875% due 05/28/2045		1,700	1,581
7.375% due 09/18/2043		900	974
7.625% due 07/23/2019		2,390	2,748

			5,728

SOVEREIGN ISSUES 0.4%
Colombia Government International Bond
6.125% due 01/18/2041		150	181
8.125% due 05/21/2024		300	400
10.375% due 01/28/2033		225	353
12.000% due 10/22/2015	COP	457,000	202

			1,136

Total Colombia (Cost $6,670)			6,864

COSTA RICA 0.4%

SOVEREIGN ISSUES 0.4%
Costa Rica Government International Bond
4.250% due 01/26/2023		$600	552
4.375% due 04/30/2025		200	178
5.625% due 04/30/2043		400	333

Total Costa Rica (Cost $1,200)			1,063

EL SALVADOR 1.8%

SOVEREIGN ISSUES 1.8%
El Salvador Government International Bond
5.875% due 01/30/2025		$3,300	3,225
6.375% due 01/18/2027		400	403
7.625% due 02/01/2041		560	594
7.650% due 06/15/2035		845	900

Total El Salvador (Cost $5,401)			5,122

ETHIOPIA 0.1%

SOVEREIGN ISSUES 0.1%
Federal Democratic Republic of Ethiopia
6.625% due 12/11/2024		$400	394

Total Ethiopia (Cost $400)			394

GABON 0.1%

SOVEREIGN ISSUES 0.1%
Gabonese Republic
6.375% due 12/12/2024		$402	384

Total Gabon (Cost $403)			384

GHANA 0.2%

SOVEREIGN ISSUES 0.2%
Republic of Ghana
8.125% due 01/18/2026		$700	649

Total Ghana (Cost $694)			649

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUATEMALA 0.4%

SOVEREIGN ISSUES 0.4%
Guatemala Government Bond
4.875% due 02/13/2028		$210	$213
5.750% due 06/06/2022		860	935

Total Guatemala (Cost $1,079)			1,148

HONG KONG 0.7%

CORPORATE BONDS & NOTES 0.7%
CNOOC Finance Ltd.
3.875% due 05/02/2022		$700	713
CNOOC Nexen Finance ULC
4.250% due 04/30/2024		700	726
Nexen Energy ULC
6.400% due 05/15/2037		50	62
7.500% due 07/30/2039		450	627

Total Hong Kong (Cost $2,021)			2,128

HUNGARY 0.2%

CORPORATE BONDS & NOTES 0.2%
MFB Magyar Fejlesztesi Bank Zrt
6.250% due 10/21/2020		$500	555

SOVEREIGN ISSUES 0.0%
Hungary Government International Bond
5.375% due 02/21/2023		100	108

Total Hungary (Cost $597)			663

INDIA 0.4%

CORPORATE BONDS & NOTES 0.4%
ICICI Bank Ltd.
4.750% due 11/25/2016		$500	523
ONGC Videsh Ltd.
2.500% due 05/07/2018		200	198
3.750% due 05/07/2023		200	195
State Bank of India
4.500% due 07/27/2015		200	204

Total India (Cost $1,073)			1,120

INDONESIA 7.9%

CORPORATE BONDS & NOTES 3.4%
Majapahit Holding BV
7.250% due 06/28/2017		$700	775
7.750% due 01/20/2020		1,540	1,790
7.875% due 06/29/2037		700	826
Pelabuhan Indonesia PT
4.875% due 10/01/2024		500	504
Pertamina Persero PT
4.300% due 05/20/2023		2,300	2,208
5.625% due 05/20/2043		500	473
6.000% due 05/03/2042		1,500	1,468
6.450% due 05/30/2044		1,300	1,360
Perusahaan Listrik Negara PT
5.500% due 11/22/2021		300	314

			9,718

SOVEREIGN ISSUES 4.5%
Indonesia Government International Bond
2.875% due 07/08/2021	EUR	400	491
4.625% due 04/15/2043		$1,700	1,583
6.625% due 02/17/2037		900	1,060

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 01/15/2044	$2,100	$2,604
6.875% due 03/09/2017	3,200	3,540
7.750% due 01/17/2038	100	131
11.625% due 03/04/2019	2,500	3,316

		12,725

Total Indonesia (Cost $21,296)		22,443

IRELAND 3.9%

CORPORATE BONDS & NOTES 3.9%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	$1,100	1,139
Borets Finance Ltd.
7.625% due 09/26/2018	700	504
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017	600	258
Metalloinvest Finance Ltd.
5.625% due 04/17/2020	800	611
MMC Norilsk Nickel OJSC Via MMC Finance Ltd.
5.550% due 10/28/2020	800	729
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022	300	225
6.604% due 02/03/2021	1,300	1,121
OJSC Novolipetsk Steel Via Steel Funding Ltd.
4.450% due 02/19/2018	1,400	1,246
Phosagro OAO Via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018	400	350
Russian Railways Via RZD Capital PLC
5.739% due 04/03/2017	240	228
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016	300	287
7.748% due 02/02/2021	500	422
9.125% due 04/30/2018	500	475
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017	500	451
5.450% due 11/22/2017	700	617
6.025% due 07/05/2022	2,580	1,975
6.800% due 11/22/2025	400	318
6.902% due 07/09/2020	200	161

Total Ireland (Cost $13,381)		11,117

ISRAEL 1.1%

CORPORATE BONDS & NOTES 0.8%
Israel Electric Corp. Ltd.
5.000% due 11/12/2024	$2,000	2,025
7.250% due 01/15/2019	300	336

		2,361

SOVEREIGN ISSUES 0.3%
Israel Government International Bond
4.500% due 01/30/2043	800	821

Total Israel (Cost $3,085)		3,182

IVORY COAST 0.2%

SOVEREIGN ISSUES 0.2%
Ivory Coast Government International Bond
5.375% due 07/23/2024	$600	576

Total Ivory Coast (Cost $589)		576

KAZAKHSTAN 4.6%

CORPORATE BONDS & NOTES 4.0%
Intergas Finance BV
6.375% due 05/14/2017	$300	309

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KazMunayGas National Co. JSC
4.400% due 04/30/2023		$700	$624
5.750% due 04/30/2043		1,000	845
6.000% due 11/07/2044		700	596
7.000% due 05/05/2020		5,200	5,431
11.750% due 01/23/2015		2,000	2,006
Samruk-Energy JSC
3.750% due 12/20/2017		1,400	1,351
Zhaikmunai LLP
7.125% due 11/13/2019		300	260

			11,422

SOVEREIGN ISSUES 0.6%
Kazakhstan Government International Bond
3.875% due 10/14/2024		900	844
4.875% due 10/14/2044		800	734

			1,578

Total Kazakhstan (Cost $13,472)			13,000

KENYA 0.4%

SOVEREIGN ISSUES 0.4%
Kenya Government International Bond
5.875% due 06/24/2019		$200	203
6.875% due 06/24/2024		900	947

Total Kenya (Cost $1,100)			1,150

LUXEMBOURG 5.4%

CORPORATE BONDS & NOTES 5.4%
ContourGlobal Power Holdings S.A.
7.125% due 06/01/2019		$200	201
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		1,800	1,323
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		2,580	2,270
6.212% due 11/22/2016		330	320
6.510% due 03/07/2022		750	675
8.625% due 04/28/2034		460	463
9.250% due 04/23/2019		2,200	2,254
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		1,920	1,632
6.299% due 05/15/2017		1,640	1,458
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		1,200	1,124
5.717% due 06/16/2021		600	525
6.125% due 02/07/2022		2,700	2,406
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		600	557

Total Luxembourg (Cost $17,997)			15,208

		SHARES
MEXICO 13.5%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V.		5	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 11.3%
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	400
Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		$3,000	2,947
BBVA Bancomer S.A.
6.500% due 03/10/2021		1,250	1,360

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 09/30/2022		$500	$551
Cemex S.A.B. de C.V.
4.750% due 01/11/2022	EUR	200	238
Comision Federal de Electricidad
4.875% due 05/26/2021		$900	960
4.875% due 01/15/2024		800	838
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014 ^		700	43
Desarrolladora Homex S.A.B. de C.V.
9.750% due 03/25/2020 ^		125	9
Grupo Televisa S.A.B.
5.000% due 05/13/2045		200	203
Petroleos Mexicanos
4.875% due 01/24/2022		3,100	3,255
5.500% due 01/21/2021		850	924
5.500% due 06/27/2044		1,940	1,989
5.750% due 03/01/2018		3,000	3,247
6.375% due 01/23/2045		500	569
6.500% due 06/02/2041		8,920	10,280
6.625% due 06/15/2038		700	807
8.000% due 05/03/2019		3,000	3,562
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		100	11

			32,193

SOVEREIGN ISSUES 2.2%
Mexico Government International Bond
4.750% due 03/08/2044		100	104
5.550% due 01/21/2045		2,520	2,936
5.750% due 10/12/2110		700	756
6.050% due 01/11/2040		850	1,044
6.750% due 09/27/2034		544	713
7.250% due 12/15/2016	MXN	8,600	623

			6,176

Total Mexico (Cost $37,262)			38,369

MONGOLIA 0.5%

SOVEREIGN ISSUES 0.5%
Mongolia Government International Bond
4.125% due 01/05/2018		$1,000	930
5.125% due 12/05/2022		730	635

Total Mongolia (Cost $1,722)			1,565

MOROCCO 0.7%

SOVEREIGN ISSUES 0.7%
Morocco Government International Bond
4.250% due 12/11/2022		$2,000	2,035

Total Morocco (Cost $2,034)			2,035

NETHERLANDS 0.9%

CORPORATE BONDS & NOTES 0.9%
CIMPOR Financial Operations BV
5.750% due 07/17/2024		$800	704
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		300	297
6.950% due 07/10/2042		500	485
7.000% due 05/11/2016		1,000	1,047

Total Netherlands (Cost $2,713)			2,533

PANAMA 1.7%

SOVEREIGN ISSUES 1.7%
Panama Government International Bond
4.000% due 09/22/2024		$800	826

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.300% due 04/29/2053	$600	$567
8.875% due 09/30/2027	780	1,137
9.375% due 04/01/2029	1,553	2,364

Total Panama (Cost $4,312)		4,894

PARAGUAY 0.1%

SOVEREIGN ISSUES 0.1%
Republic of Paraguay
6.100% due 08/11/2044	$400	428

Total Paraguay (Cost $400)		428

PERU 0.9%

CORPORATE BONDS & NOTES 0.2%
BBVA Banco Continental S.A.
3.250% due 04/08/2018	$200	203
Union Andina de Cementos SAA
5.875% due 10/30/2021	300	305

		508

SOVEREIGN ISSUES 0.7%
Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023	400	382
Peru Government International Bond
8.750% due 11/21/2033	1,094	1,709

		2,091

Total Peru (Cost $2,296)		2,599

PHILIPPINES 1.1%

CORPORATE BONDS & NOTES 0.6%
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024	$1,300	1,700

SOVEREIGN ISSUES 0.5%
Philippines Government International Bond
6.375% due 10/23/2034	100	134
7.750% due 01/14/2031	400	578
9.500% due 02/02/2030	400	650

		1,362

Total Philippines (Cost $2,812)		3,062

QATAR 0.2%

CORPORATE BONDS & NOTES 0.2%
Nakilat, Inc.
6.067% due 12/31/2033	$100	113
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	350	394

Total Qatar (Cost $443)		507

RUSSIA 3.8%

CORPORATE BONDS & NOTES 1.1%
ALROSA Finance S.A.
7.750% due 11/03/2020	$1,100	1,045
SCF Capital Ltd.
5.375% due 10/27/2017	700	577
Sibur Securities Ltd.
3.914% due 01/31/2018	1,000	825
VimpelCom Holdings BV
5.200% due 02/13/2019	800	652

		3,099

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.7%
Russia Government International Bond
3.250% due 04/04/2017		$400	$382
4.500% due 04/04/2022		2,200	1,956
4.875% due 09/16/2023		400	359
5.625% due 04/04/2042		1,300	1,095
5.875% due 09/16/2043		200	174
7.500% due 03/31/2030		3,563	3,703

			7,669

Total Russia (Cost $11,908)			10,768

SENEGAL 0.1%

SOVEREIGN ISSUES 0.1%
Senegal Government International Bond
8.750% due 05/13/2021		$200	221

Total Senegal (Cost $214)			221

SLOVENIA 2.1%

SOVEREIGN ISSUES 2.1%
Slovenia Government International Bond
4.125% due 02/18/2019		$600	630
4.375% due 02/06/2019	EUR	800	1,101
4.750% due 05/10/2018		$900	965
5.250% due 02/18/2024		2,900	3,201

Total Slovenia (Cost $5,518)			5,897

SOUTH AFRICA 2.1%

CORPORATE BONDS & NOTES 1.6%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$500	481
6.500% due 04/15/2040		100	88
Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		2,000	2,020
6.750% due 08/06/2023		700	730
Transnet SOC Ltd.
4.000% due 07/26/2022		1,400	1,330

			4,649

SOVEREIGN ISSUES 0.5%
South Africa Government International Bond
3.750% due 07/24/2026	EUR	300	388
4.665% due 01/17/2024		$100	104
5.375% due 07/24/2044		800	847

			1,339

Total South Africa (Cost $6,103)			5,988

SRI LANKA 0.6%

CORPORATE BONDS & NOTES 0.2%
National Savings Bank
5.150% due 09/10/2019		$500	498

SOVEREIGN ISSUES 0.4%
Sri Lanka Government International Bond
5.125% due 04/11/2019		500	506
6.250% due 07/27/2021		568	598

			1,104

Total Sri Lanka (Cost $1,568)			1,602

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWEDEN 0.1%

CORPORATE BONDS & NOTES 0.1%
Ciech Group Financing AB
9.500% due 11/30/2019	EUR	200	$268

Total Sweden (Cost $256)			268

THAILAND 0.4%

CORPORATE BONDS & NOTES 0.4%
Thai Oil PCL
3.625% due 01/23/2023		$430	424
4.875% due 01/23/2043		670	653

Total Thailand (Cost $1,078)			1,077

TRINIDAD AND TOBAGO 0.6%

CORPORATE BONDS & NOTES 0.6%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$1,000	1,020
9.750% due 08/14/2019		500	593

Total Trinidad and Tobago (Cost $1,546)			1,613

TURKEY 4.3%

CORPORATE BONDS & NOTES 1.0%
Export Credit Bank of Turkey
5.000% due 09/23/2021		$200	204
5.875% due 04/24/2019		400	428
Turkiye Garanti Bankasi A/S
2.731% due 04/20/2016		400	401
4.750% due 10/17/2019		1,100	1,122
Turkiye Is Bankasi
5.000% due 04/30/2020		600	614

			2,769

SOVEREIGN ISSUES 3.3%
Turkey Government International Bond
4.125% due 04/11/2023	EUR	800	1,050
4.875% due 04/16/2043		$1,100	1,101
6.000% due 01/14/2041		800	911
6.750% due 05/30/2040		1,700	2,106
7.250% due 03/05/2038		700	907
7.500% due 11/07/2019		1,400	1,645
8.000% due 02/14/2034		1,100	1,509

			9,229

Total Turkey (Cost $11,054)			11,998

UKRAINE 1.0%

SOVEREIGN ISSUES 1.0%
Ukraine Government International Bond
7.500% due 04/17/2023		$500	303
7.750% due 09/23/2020		700	424
7.800% due 11/28/2022		1,800	1,116
9.250% due 07/24/2017		1,530	956

Total Ukraine (Cost $4,107)			2,799

UNITED ARAB EMIRATES 0.2%

CORPORATE BONDS & NOTES 0.2%
DP World Ltd.
6.850% due 07/02/2037		$400	453

Total United Arab Emirates (Cost $335)			453

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 0.2%

CORPORATE BONDS & NOTES 0.2%
HBOS PLC
6.750% due 05/21/2018	$400	$447

Total United Kingdom (Cost $399)		447

UNITED STATES 1.7%

CORPORATE BONDS & NOTES 1.5%
California Resources Corp.
5.000% due 01/15/2020	$400	349
5.500% due 09/15/2021	400	344
6.000% due 11/15/2024	100	85
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020	400	453
Rio Oil Finance Trust
6.250% due 07/06/2024	1,900	1,819
6.750% due 01/06/2027	1,200	1,152

		4,202

MORTGAGE-BACKED SECURITIES 0.2%
American Home Mortgage Investment Trust
1.832% due 09/25/2045	14	13
Banc of America Commercial Mortgage Trust
5.547% due 06/10/2049	200	215
5.754% due 02/10/2051	156	170
2.730% due 02/25/2036 ^	5	5
Bear Stearns Adjustable Rate Mortgage Trust
2.509% due 01/25/2035	5	5
2.955% due 05/25/2047 ^	38	33
Citigroup Mortgage Loan Trust, Inc.
2.745% due 09/25/2037 ^	77	69
GSR Mortgage Loan Trust
2.629% due 01/25/2036 ^	15	14
Morgan Stanley Mortgage Loan Trust
2.180% due 06/25/2036	7	6
WaMu Mortgage Pass-Through Certificates Trust
2.362% due 02/25/2037 ^	49	43
Wells Fargo Mortgage-Backed Securities Trust
2.607% due 07/25/2036 ^	16	16

		589

U.S. GOVERNMENT AGENCIES 0.0%
Freddie Mac
5.506% due 03/01/2036	63	67

U.S. TREASURY OBLIGATIONS 0.0%
U.S. Treasury Bonds
9.875% due 11/15/2015 (c)(e)	130	141

Total United States (Cost $5,153)		4,999

URUGUAY 0.6%

SOVEREIGN ISSUES 0.6%
Uruguay Government International Bond
4.500% due 08/14/2024	$1,182	1,244
7.625% due 03/21/2036	400	547

Total Uruguay (Cost $1,589)		1,791

VENEZUELA 4.3%

CORPORATE BONDS & NOTES 1.6%
Petroleos de Venezuela S.A.
5.250% due 04/12/2017	$2,900	1,320
5.375% due 04/12/2027	5,500	1,954

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 04/12/2037	$3,050	$1,064
8.500% due 11/02/2017	350	201
9.750% due 05/17/2035	250	112

		4,651

SOVEREIGN ISSUES 2.7%
Venezuela Government International Bond
7.000% due 03/31/2038	300	124
7.650% due 04/21/2025	1,500	643
7.750% due 10/13/2019	6,020	2,703
8.250% due 10/13/2024	4,300	1,892
9.000% due 05/07/2023	1,300	577
9.250% due 05/07/2028	2,680	1,190
9.375% due 01/13/2034	1,310	575

		7,704

Total Venezuela (Cost $22,522)		12,355

VIRGIN ISLANDS (BRITISH) 3.5%

CORPORATE BONDS & NOTES 3.5%
CNPC General Capital Ltd.
2.750% due 05/14/2019	$500	497
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	2,150	1,817
GTL Trade Finance, Inc.
5.893% due 04/29/2024	2,062	1,995
7.250% due 04/16/2044	200	192
Rosneft Finance S.A.
6.625% due 03/20/2017	1,700	1,589
7.500% due 07/18/2016	3,300	3,178
7.875% due 03/13/2018	600	556

Total Virgin Islands (British) (Cost $10,331)		9,824

ZAMBIA 0.2%

SOVEREIGN ISSUES 0.2%
Zambia Government International Bond
5.375% due 09/20/2022	$500	464

Total Zambia (Cost $492)		464

SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (a) 0.1%
		247

U.S. TREASURY BILLS 0.9%
0.047% due 01/02/2015 - 05/28/2015 (c)(e)	$2,519	2,519

Total Short-Term Instruments (Cost $2,766)		2,766

Total Investments in Securities (Cost $286,901)		270,982

	SHARES
INVESTMENTS IN AFFILIATES 3.4%

SHORT-TERM INSTRUMENTS 3.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.4%
PIMCO Short-Term Floating NAV Portfolio	1,911	19
PIMCO Short-Term Floating NAV Portfolio III	958,564	9,501

Total Short-Term Instruments (Cost $9,569)		9,520

Total Investments in Affiliates (Cost $9,569)		9,520

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

MARKET VALUE (000S)
Total Investments 98.9% (Cost $296,470)	$280,502

Financial Derivative Instruments (b)(d) (0.6%) (Cost or Premiums, net $(1,126))	(1,593)

Other Assets and Liabilities, net 1.7%	4,708

Net Assets 100.0%	$283,617

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$247	Fannie Mae 2.200% due 10/17/2022	$(252)	$247	$247

Total Repurchase Agreements						$(252)	$247	$247

(1)	Includes accrued interest.

As of December 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended December 31, 2014 was $185 at a weighted average interest rate of (0.384%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$247	$0	$0	$0	$247	$ (252)	$(5)

Total Borrowings and Other Financing Transactions	$247	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	Long	03/2015	30	$24	$6	$0

Total Futures Contracts				$24	$6	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
							Asset	Liability
CDX.EM-21 5-Year Index	(5.000%	)	06/20/2019	$27	$(1)	$2	$0	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.EM-21 5-Year Index	5.000%	06/20/2019	$2,523	$128	$(75)	$0	$(3)
CDX.EM-22 5-Year Index	1.000%	12/20/2019	4,500	(466)	(140)	0	(3)

				$(338)	$(215)	$0	$(6)

Total Swap Agreements				$(339)	$(213)	$0	$(6)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(c)	Securities with an aggregate market value of $727 and cash of $749 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$6	$0	$6	$0	$0		$(6)	$ (6)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	01/2015		BRL	5,411	$		2,083	$47	$0
	01/2015	$		2,037		BRL	5,411	0	(2)
	06/2015		COP	470,768	$		205	9	0

BRC	01/2015	$		76		RUB	4,017	0	(10)

CBK	01/2015		INR	35,437	$		565	6	0
	01/2015	$		2,173		INR	136,325	0	(21)
	01/2015			1,377		JPY	163,100	0	(15)
	02/2015		KRW	240,283	$		223	4	0
	02/2015	$		1,398		EUR	1,126	0	(34)

DUB	01/2015		BRL	12,662	$		4,766	3	(1)
	01/2015		INR	17,693			282	3	0
	01/2015	$		4,921		BRL	12,662	0	(158)
	02/2015		KRW	208,247	$		193	3	0
	02/2015		MXN	5,982			406	1	0
	07/2015		BRL	12,662			4,667	137	0

FBF	01/2015			5,604			2,373	265	0
	01/2015		JPY	650,800			5,500	67	0
	01/2015	$		2,110		BRL	5,604	0	(2)
	02/2015		MXN	12,213	$		836	10	0

GLM	01/2015		INR	6,738			108	2	0
	01/2015	$		4,084		JPY	478,500	0	(89)
	02/2015		EUR	7,831	$		9,768	287	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	02/2015		KRW	783,977	$		731	$16	$0
	02/2015	$		1,396		JPY	168,000	7	0

JPM	01/2015		INR	35,431	$		565	6	0
	02/2015			39,195			620	6	0
	02/2015	$		1,200		KRW	1,255,823	0	(54)
	02/2015			101		MXN	1,478	0	(1)

MSB	01/2015		BRL	606	$		228	0	0
	01/2015	$		226		BRL	606	2	0
	04/2015		BRL	606	$		220	0	(3)

RBC	02/2015		MXN	2,454			174	8	0

SCX	02/2015		MYR	5,191			1,551	75	0

UAG	01/2015		BRL	1,647			709	90	0
	01/2015	$		620		BRL	1,647	0	0
	02/2015		BRL	910	$		345	5	0
	02/2015	$		1,562		MYR	5,131	0	(103)

Total Forward Foreign Currency Contracts								$1,059	$(493)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC EUR versus USD	$	1.220	03/03/2015	EUR 1,800	$29	$41

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Cost	Market Value
FBF	Call - OTC EURO STOXX 50 Index	3,600.000	12/20/2019	EUR 0	$130	$109

Total Purchased Options					$159	$150

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC EUR versus USD	$	1.275	02/20/2015	EUR	1,800	$(20)	$(2)
	Call - OTC USD versus BRL	BRL	2.640	06/15/2015	$	791	(21)	(52)
	Put - OTC USD versus JPY	JPY	93.000	09/08/2016		646	(12)	(4)

CBK	Put - OTC USD versus JPY		95.000	09/08/2016		754	(16)	(5)

FBF	Put - OTC USD versus MXN	MXN	13.350	02/25/2015		1,200	(7)	0
	Call - OTC USD versus MXN		14.050	02/25/2015		1,200	(8)	(63)

GLM	Put - OTC EUR versus USD	$	1.190	03/03/2015	EUR	1,800	(14)	(18)

JPM	Put - OTC USD versus JPY	JPY	91.000	02/18/2016	$	611	(16)	(1)

							$(114)	$(145)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$800	$(10)	$0

DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	800	(8)	(1)

						$(18)	$(1)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	EUR 0	$(128)	$(126)

Total Written Options					$(260)	$(272)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	Notional Amount in $	Notional Amount in EUR	Premiums
Balance at Beginning of Period	$3,180	EUR 0	$(57)
Sales	19,309	5,400	(348)
Closing Buys	(616)	(1,800)	21
Expirations	(7,671)	0	73
Exercised	(7,400)	0	51

Balance at End of Period	$6,802	EUR 3,600	$(260)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
CBK	Russia Government International Bond	(1.000%	)	03/20/2019	4.827%	$ 500	$23	$46	$69	$0

GST	Russia Government International Bond	(1.000%	)	03/20/2019	4.827%	200	9	19	28	0

							$32	$65	$97	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Colombia Government International Bond	1.000%	06/20/2019	1.250%	$ 500	$(1)	$(4)	$0	$(5)
	Qatar Government International Bond	1.000%	03/20/2016	0.378%	500	0	4	4	0
	South Africa Government International Bond	1.000%	06/20/2015	0.538%	6,600	37	(21)	16	0
	South Africa Government International Bond	1.000%	09/20/2015	0.538%	700	4	(2)	2	0
	South Africa Government International Bond	1.000%	06/20/2019	1.677%	1,300	(44)	7	0	(37)
	Ukraine Government International Bond	5.000%	03/20/2015	62.075%	200	(19)	(3)	0	(22)

BPS	Brazil Government International Bond	1.000%	03/20/2015	0.788%	900	4	(3)	1	0
	South Africa Government International Bond	1.000%	09/20/2015	0.538%	300	2	(1)	1	0

BRC	Colombia Government International Bond	1.000%	06/20/2019	1.250%	100	0	(1)	0	(1)
	Export-Import Bank of China	1.000%	09/20/2017	0.620%	550	(19)	25	6	0
	Indonesia Government International Bond	1.000%	03/20/2024	2.218%	100	(14)	5	0	(9)
	Israel Electric Corp. Ltd.	1.000%	09/20/2015	1.222%	500	(6)	5	0	(1)
	Panama Government International Bond	1.000%	06/20/2019	0.991%	200	1	(1)	0	0
	South Africa Government International Bond	1.000%	06/20/2015	0.538%	300	2	(1)	1	0
	South Africa Government International Bond	1.000%	09/20/2015	0.538%	200	1	(1)	0	0
	Turkey Government International Bond	1.000%	03/20/2015	0.591%	600	2	(1)	1	0

CBK	Brazil Government International Bond	1.000%	03/20/2016	0.995%	200	(1)	1	0	0
	Brazil Government International Bond	1.000%	09/20/2019	1.862%	100	(1)	(2)	0	(3)
	Brazil Government International Bond	1.000%	03/20/2021	2.176%	1,300	(58)	(28)	0	(86)
	China Government International Bond	1.000%	12/20/2016	0.310%	100	(5)	6	1	0
	Colombia Government International Bond	1.000%	06/20/2019	1.250%	3,200	14	(47)	0	(33)
	Indonesia Government International Bond	1.000%	03/20/2024	2.218%	300	(41)	13	0	(28)
	Rosneft Oil Co. Via Rosneft International Finance Ltd.	1.000%	03/20/2015	7.959%	1,000	(26)	11	0	(15)
	Ukraine Government International Bond	5.000%	03/20/2015	62.075%	100	(10)	(2)	0	(12)

DUB	Brazil Government International Bond	1.000%	06/20/2015	0.788%	300	1	0	1	0
	China Government International Bond	1.000%	12/20/2016	0.310%	500	(23)	30	7	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.255%	100	(1)	2	1	0
	Panama Government International Bond	1.000%	06/20/2019	0.991%	500	3	(3)	0	0
	Qatar Government International Bond	1.000%	03/20/2016	0.378%	100	(1)	2	1	0
	South Africa Government International Bond	1.000%	09/20/2015	0.538%	200	1	0	1	0
	Turkey Government International Bond	1.000%	06/20/2021	2.044%	100	(9)	3	0	(6)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	China Government International Bond	1.000%	12/20/2016	0.310%	$300	$(15)	$19	$4	$0
	Export-Import Bank of China	1.000%	12/20/2016	0.512%	200	(19)	21	2	0
	Indonesia Government International Bond	1.000%	06/20/2021	1.899%	2,900	(188)	37	0	(151)

GST	Brazil Government International Bond	1.000%	03/20/2015	0.788%	400	2	(1)	1	0
	Brazil Government International Bond	1.000%	12/20/2018	1.636%	600	(28)	14	0	(14)
	Brazil Government International Bond	1.000%	09/20/2019	1.862%	1,600	(23)	(37)	0	(60)
	Colombia Government International Bond	1.000%	06/20/2019	1.250%	3,200	10	(43)	0	(33)
	Indonesia Government International Bond	1.000%	03/20/2024	2.218%	100	(14)	4	0	(10)
	Panama Government International Bond	1.000%	06/20/2019	0.991%	100	1	0	1	0

HUS	Brazil Government International Bond	1.000%	09/20/2019	1.862%	400	(7)	(8)	0	(15)
	Colombia Government International Bond	1.000%	06/20/2019	1.250%	3,500	(25)	(11)	0	(36)
	Mexico Government International Bond	1.000%	03/20/2021	1.213%	800	(37)	27	0	(10)
	Panama Government International Bond	1.000%	06/20/2019	0.991%	200	1	(1)	0	0
	Petrobras International Finance Co.	1.000%	09/20/2015	5.662%	300	(10)	0	0	(10)
	South Africa Government International Bond	1.000%	03/20/2023	2.320%	2,430	(214)	(10)	0	(224)

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.789%	300	(4)	5	1	0
	Brazil Government International Bond	1.000%	12/20/2019	1.937%	1,000	(37)	(6)	0	(43)
	China Government International Bond	1.000%	12/20/2016	0.310%	400	(20)	25	5	0
	Colombia Government International Bond	1.000%	06/20/2019	1.250%	500	3	(8)	0	(5)
	Indonesia Government International Bond	1.000%	03/20/2015	0.295%	2,375	(93)	97	4	0
	Indonesia Government International Bond	1.000%	06/20/2019	1.341%	1,000	(22)	7	0	(15)
	Panama Government International Bond	1.000%	06/20/2019	0.991%	500	2	(2)	0	0
	Petrobras International Finance Co.	1.000%	09/20/2015	5.662%	300	(9)	(1)	0	(10)
	Russia Government International Bond	1.000%	06/20/2023	4.629%	1,900	(146)	(281)	0	(427)
	South Africa Government International Bond	1.000%	06/20/2015	0.538%	2,400	14	(8)	6	0

MYC	Brazil Government International Bond	1.000%	03/20/2016	0.995%	3,800	(38)	40	2	0
	Brazil Government International Bond	2.100%	08/20/2016	1.137%	250	0	6	6	0
	Brazil Government International Bond	1.000%	09/20/2019	1.862%	300	(4)	(7)	0	(11)
	China Government International Bond	1.000%	12/20/2016	0.310%	1,200	(56)	73	17	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.255%	100	(1)	2	1	0
	Petrobras International Finance Co.	1.000%	09/20/2015	5.662%	1,000	(34)	2	0	(32)

RYL	China Government International Bond	1.000%	06/20/2016	0.246%	600	6	0	6	0

UAG	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.255%	400	0	4	4	0
	Indonesia Government International Bond	1.000%	03/20/2015	0.295%	375	(15)	16	1	0
	Indonesia Government International Bond	1.000%	06/20/2021	1.899%	100	(7)	1	0	(6)

						$(1,234)	$(31)	$105	$(1,370)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
BRC	CDX.EM ex-Europe-18 5-Year Index	5.000%	12/20/2017	$	94	$12	$(9)	$3	$0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015		940	78	(81)	0	(3)

UAG	CDX.EM-15 5-Year Index	5.000%	06/20/2016		2,350	216	(216)	0	0

						$306	$(306)	$3	$(3)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	1-Year BRL-CDI	10.910%	01/02/2017	BRL	23,300	$11	$148	$159	$0
	Receive	1-Year BRL-CDI	11.680%	01/04/2021		2,900	2	7	9	0

JPM	Pay	1-Year BRL-CDI	8.650%	01/02/2017		3,400	6	(104)	0	(98)
	Pay	28-Day MXN-TIIE	8.950%	02/19/2019	MXN	11,000	0	111	111	0
	Pay	28-Day MXN-TIIE	5.250%	09/06/2019		70,000	(68)	64	0	(4)

UAG	Pay	1-Year BRL-CDI	8.200%	01/02/2017	BRL	31,000	(80)	(966)	0	(1,046)

							$(129)	$(740)	$279	$(1,148)

Total Swap Agreements							$(1,025)	$(1,012)	$484	$(2,521)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(e)	Securities with an aggregate market value of $1,828 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$0	$0	$22	$22	$0	$(58)	$(64)	$(122)	$(100)	$0	$(100)
BPS	56	0	170	226	(2)	0	0	(2)	224	(260)	(36)
BRC	0	0	11	11	(10)	0	(11)	(21)	(10)	0	(10)
CBK	10	0	70	80	(70)	(5)	(177)	(252)	(172)	0	(172)
DUB	147	0	11	158	(159)	(1)	(6)	(166)	(8)	0	(8)
FBF	342	109	6	457	(2)	(189)	(151)	(342)	115	0	115
GLM	312	41	0	353	(89)	(18)	0	(107)	246	0	246
GST	0	0	30	30	0	0	(117)	(117)	(87)	0	(87)
HUS	0	0	0	0	0	0	(298)	(298)	(298)	260	(38)
JPM	12	0	127	139	(55)	(1)	(602)	(658)	(519)	561	42
MSB	2	0	0	2	(3)	0	0	(3)	(1)	0	(1)
MYC	0	0	26	26	0	0	(43)	(43)	(17)	(218)	(235)
RBC	8	0	0	8	0	0	0	0	8	0	8
RYL	0	0	6	6	0	0	0	0	6	0	6
SCX	75	0	0	75	0	0	0	0	75	0	75
UAG	95	0	5	100	(103)	0	(1,052)	(1,155)	(1,055)	1,007	(48)

Total Over the Counter	$1,059	$150	$484	$1,693	$(493)	$(272)	$(2,521)	$(3,286)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,059	$0	$1,059
Purchased Options	0	0	109	41	0	150
Swap Agreements	0	205	0	0	279	484

	$0	$205	$109	$1,100	$279	$1,693

	$0	$205	$109	$1,100	$285	$1,699

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$6	$0	$0	$0	$6

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$493	$0	$493
Written Options	0	0	126	145	1	272
Swap Agreements	0	1,373	0	0	1,148	2,521

	$0	$1,373	$126	$638	$1,149	$3,286

	$0	$1,379	$126	$638	$1,149	$3,292

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$363	$363
Swap Agreements	0	153	0	0	(79)	74

	$0	$153	$0	$0	$284	$437

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,845	$0	$1,845
Purchased Options	0	0	0	22	0	22
Written Options	0	13	0	51	0	64
Swap Agreements	0	884	0	0	41	925

	$0	$897	$0	$1,918	$41	$2,856

	$0	$1,050	$0	$1,918	$325	$3,293

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$212	$212
Swap Agreements	0	(213)	0	0	(551)	(764)

	$0	$(213)	$0	$0	$(339)	$(552)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$467	$0	$467
Purchased Options	0	0	(21)	(15)	0	(36)
Written Options	0	0	3	(52)	1	(48)
Swap Agreements	0	(263)	0	0	645	382

	$0	$(263)	$(18)	$400	$646	$765

	$0	$(476)	$(18)	$400	$307	$213

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Azerbaijan
Sovereign Issues	$0	$790	$0	$790
Bermuda
Corporate Bonds & Notes	0	492	0	492
Brazil
Corporate Bonds & Notes	0	27,138	0	27,138
Sovereign Issues	0	8,390	0	8,390
Cayman Islands
Corporate Bonds & Notes	0	5,649	743	6,392
Chile
Corporate Bonds & Notes	0	7,369	0	7,369
Sovereign Issues	0	137	0	137

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
China
Corporate Bonds & Notes	$0	$2,336	$0	$2,336
Sovereign Issues	0	405	0	405
Colombia
Corporate Bonds & Notes	0	5,728	0	5,728
Sovereign Issues	0	1,136	0	1,136
Costa Rica
Sovereign Issues	0	1,063	0	1,063
El Salvador
Sovereign Issues	0	5,122	0	5,122
Ethiopia
Sovereign Issues	0	394	0	394
Gabon
Sovereign Issues	0	384	0	384

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

December 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Ghana
Sovereign Issues	$0	$649	$0	$649
Guatemala
Sovereign Issues	0	1,148	0	1,148
Hong Kong
Corporate Bonds & Notes	0	2,128	0	2,128
Hungary
Corporate Bonds & Notes	0	555	0	555
Sovereign Issues	0	108	0	108
India
Corporate Bonds & Notes	0	1,120	0	1,120
Indonesia
Corporate Bonds & Notes	0	9,718	0	9,718
Sovereign Issues	0	12,725	0	12,725
Ireland
Corporate Bonds & Notes	0	11,117	0	11,117
Israel
Corporate Bonds & Notes	0	2,361	0	2,361
Sovereign Issues	0	821	0	821
Ivory Coast
Sovereign Issues	0	576	0	576
Kazakhstan
Corporate Bonds & Notes	0	11,422	0	11,422
Sovereign Issues	0	1,578	0	1,578
Kenya
Sovereign Issues	0	1,150	0	1,150
Luxembourg
Corporate Bonds & Notes	0	15,208	0	15,208
Mexico
Corporate Bonds & Notes	0	32,193	0	32,193
Sovereign Issues	0	6,176	0	6,176
Mongolia
Sovereign Issues	0	1,565	0	1,565
Morocco
Sovereign Issues	0	2,035	0	2,035
Netherlands
Corporate Bonds & Notes	0	2,533	0	2,533
Panama
Sovereign Issues	0	4,894	0	4,894
Paraguay
Sovereign Issues	0	428	0	428
Peru
Corporate Bonds & Notes	0	508	0	508
Sovereign Issues	0	2,091	0	2,091
Philippines
Corporate Bonds & Notes	0	1,700	0	1,700
Sovereign Issues	0	1,362	0	1,362
Qatar
Corporate Bonds & Notes	0	507	0	507
Russia
Corporate Bonds & Notes	0	3,099	0	3,099
Sovereign Issues	0	7,669	0	7,669
Senegal
Sovereign Issues	0	221	0	221
Slovenia
Sovereign Issues	0	5,897	0	5,897
South Africa
Corporate Bonds & Notes	0	4,649	0	4,649
Sovereign Issues	0	1,339	0	1,339

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Sri Lanka
Corporate Bonds & Notes	$0	$498	$0	$498
Sovereign Issues	0	1,104	0	1,104
Sweden
Corporate Bonds & Notes	0	268	0	268
Thailand
Corporate Bonds & Notes	0	1,077	0	1,077
Trinidad and Tobago
Corporate Bonds & Notes	0	1,613	0	1,613
Turkey
Corporate Bonds & Notes	0	2,769	0	2,769
Sovereign Issues	0	9,229	0	9,229
Ukraine
Sovereign Issues	0	2,799	0	2,799
United Arab Emirates
Corporate Bonds & Notes	0	453	0	453
United Kingdom
Corporate Bonds & Notes	0	447	0	447
United States
Corporate Bonds & Notes	0	4,202	0	4,202
Mortgage-Backed Securities	0	589	0	589
U.S. Government Agencies	0	67	0	67
U.S. Treasury Obligations	0	141	0	141
Uruguay
Sovereign Issues	0	1,791	0	1,791
Venezuela
Corporate Bonds & Notes	0	4,651	0	4,651
Sovereign Issues	0	7,704	0	7,704
Virgin Islands (British)
Corporate Bonds & Notes	0	9,824	0	9,824
Zambia
Sovereign Issues	0	464	0	464
Short-Term Instruments
Repurchase Agreements	0	247	0	247
U.S. Treasury Bills	0	2,519	0	2,519
	$0	$270,239	$743	$270,982

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$9,520	$0	$0	$9,520

Total Investments	$9,520	$270,239	$743	$280,502

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6	0	0	6
Over the counter	0	1,693	0	1,693
	$6	$1,693	$0	$1,699

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(6)	0	(6)
Over the counter	0	(3,286)	0	(3,286)
	$0	$(3,292)	$0	$(3,292)

Totals	$9,526	$268,640	$743	$278,909

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative, and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income   Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency   The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations   Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the

ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements (Cont.)

Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders   Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements   In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies   The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy   U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value   The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These

ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements (Cont.)

securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value   When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Mortgage-Related and Other Asset-Backed Securities   The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations   (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Notes to Financial Statements (Cont.)

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$18,134	$79,325	$(97,440)	$(2)	$2	$19	$25	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$0	$19,066	$(9,500)	$(17)	$(48)	$9,501	$67	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements   The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements   The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the

Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in

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the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts   The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts   The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts   The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options   The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to

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Notes to Financial Statements (Cont.)

protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Foreign Currency Options   The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices   The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

(d) Swap Agreements   The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements   Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced

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obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements   The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against

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Notes to Financial Statements (Cont.)

this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks    The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on

32	PIMCO VARIABLE INSURANCE TRUST

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registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks   The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements   The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset

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Notes to Financial Statements (Cont.)

types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared

OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees   PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses   The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term

ANNUAL REPORT	DECEMBER 31, 2014	35

Notes to Financial Statements (Cont.)

capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$287	$84,687	$83,818

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	492	$6,747	28	$388
Administrative Class	2,612	35,915	4,420	64,231
Advisor Class	2,043	28,156	943	13,856
Class M	2	27	0	0
Issued as reinvestment of distributions
Institutional Class	20	268	1	16
Administrative Class	1,387	18,661	1,260	17,788
Advisor Class	203	2,727	158	2,243
Class M	0	0	0	0
Cost of shares redeemed
Institutional Class	(47)	(638)	(29)	(425)
Administrative Class	(5,373)	(73,685)	(7,503)	(106,453)
Advisor Class	(1,523)	(20,808)	(2,194)	(31,680)
Class M	0	0	0	0
Net (decrease) resulting from Portfolio share transactions	(184)	$(2,630)	(2,916)	$(40,036)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 70% of the Portfolio. One shareholder is a related party and comprises 58% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$8,793	$693	$(17,601)	$(11)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$296,676	$9,254	$(25,428)	$(16,174)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$16,006	$5,650	$—
12/31/2013	$17,406	$2,641	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Emerging Markets Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

38	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
BRL	Brazilian Real	JPY	Japanese Yen	MYR	Malaysian Ringgit
COP	Colombian Peso	KRW	South Korean Won	RUB	Russian Ruble
EUR	Euro	MXN	Mexican Peso	USD (or $)	United States Dollar
INR	Indian Rupee

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio	TBD	To Be Determined
JSC	Joint Stock Company

ANNUAL REPORT	DECEMBER 31, 2014	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT15AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Emerging Markets Bond Portfolio

Share Class

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This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

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The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

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In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

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U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

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U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

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Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

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U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

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Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

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Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may

4	PIMCO VARIABLE INSURANCE TRUST

be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Emerging Markets Bond Portfolio

Allocation Breakdown†
Mexico	13.7%
Brazil	12.7%
Indonesia	8.0%
Luxembourg	5.4%
Kazakhstan	4.6%
Other	55.6%
†	% of Investments, at value as of 12/31/14

A line graph is not included since the Portfolio has less than six months of performance.

Cumulative Total Return for the period ended December 31, 2014
Class Inception (11/10/2014)
PIMCO Emerging Markets Bond Portfolio Class M	-4.32%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	-2.20%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.300% for Class M shares.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)(a)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$956.80	$1,018.75
Expenses Paid During Period†	$1.81	$6.65
Net Annualized Expense Ratio	1.30%	1.30%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

(a) The Beginning Account Value is reflective as of 11/10/14 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 52/365 (to reflect the period since the inception date of 11/10/14). Hypothetical expenses reflect an amount as if the Class had been operational for the entire fiscal year.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar.

»

A tactical overweight to Russian external quasi-sovereign and corporate debt detracted from performance as Russian corporate debt underperformed the Portfolio’s benchmark index over the reporting period.

»

A tactical overweight to Brazilian external quasi-sovereign and corporate debt detracted from performance as Brazilian corporate debt underperformed the Portfolio’s benchmark index over the reporting period.

»	An overweight to Moroccan external sovereign debt contributed to performance as Moroccan sovereign debt outperformed the Portfolio’s benchmark index over the reporting period.

»	An overweight to El Salvadorian external sovereign debt contributed to performance as El Salvadorian sovereign debt outperformed the Portfolio’s benchmark index over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Emerging Markets Bond Portfolio

Selected Per Share Data for the Period Ended:	11/10/2014-12/31/2014

Class M
Net asset value beginning of period	$13.63
Net investment income (a)	0.09
Net realized/unrealized (loss)	(0.67)
Net (decrease) from investment operations	(0.58)
Dividends from net investment income	(0.10)
Distributions from net realized capital gains	(0.26)
Total distributions	(0.36)
Net asset value end of period	$12.69
Total return	(4.32)%
Net assets end of period (000s)	$27
Ratio of expenses to average net assets	1.30%*
Ratio of expenses to average net assets excluding interest expense	1.30%*
Ratio of net investment income to average net assets	4.92%*
Portfolio turnover rate	29%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$270,982
Investments in Affiliates	9,520
Financial Derivative Instruments
Exchange-traded or centrally cleared	6
Over the counter	1,693
Deposits with counterparty	749
Foreign currency, at value	68
Receivable for investments sold	5
Receivable for Portfolio shares sold	57
Interest receivable	4,791
Dividends receivable from Affiliates	63
287,934

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$6
Over the counter	3,286
Payable for investments purchased	0
Payable for investments in Affiliates purchased	63
Deposits from counterparty	478
Payable for Portfolio shares redeemed	216
Overdraft due to custodian	12
Accrued investment advisory fees	112
Accrued supervisory and administrative fees	100
Accrued distribution fees	9
Accrued servicing fees	31
Other liabilities	4
4,317

Net Assets	$283,617

Net Assets Consist of:
Paid in capital	$291,742
Undistributed net investment income	7,439
Accumulated undistributed net realized gain	1,096
Net unrealized (depreciation)	(16,660)
$283,617

Net Assets:
Institutional Class	$6,252
Administrative Class	238,653
Advisor Class	38,685
Class M	27

Shares Issued and Outstanding:
Institutional Class	493
Administrative Class	18,808
Advisor Class	3,049
Class M	2

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.69
Administrative Class	12.69
Advisor Class	12.69
Class M	12.69

Cost of Investments in securities	$286,901
Cost of Investments in Affiliates	$9,569
Cost of Foreign Currency Held	$71
Cost or Premiums of Financial Derivative Instruments, net	$(1,126)

* Includes repurchase agreements of:	$247

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest, net of foreign taxes*	$17,711
Dividends from Investments in Affiliates	92
Total Income	17,803

Expenses:
Investment advisory fees	1,374
Supervisory and administrative fees	1,222
Servicing fees - Administrative Class	397
Distribution and/or servicing fees - Advisor Class	95
Trustee fees	4
Interest expense	1
Total Expenses	3,093

Net Investment Income	14,710

Net Realized Gain (Loss):
Investments in securities	283
Investments in Affiliates	(19)
Exchange-traded or centrally cleared financial derivative instruments	437
Over the counter financial derivative instruments	2,856
Foreign currency	2
Net Realized Gain	3,559

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(13,404)
Investments in Affiliates	(46)
Exchange-traded or centrally cleared financial derivative instruments	(552)
Over the counter financial derivative instruments	765
Foreign currency assets and liabilities	(35)
Net Change in Unrealized (Depreciation)	(13,272)
Net (Loss)	(9,713)

Net Increase in Net Assets Resulting from Operations	$4,997

* Foreign tax withholdings	$2

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$14,710	$16,244
Net realized gain	3,559	11,025
Net change in unrealized (depreciation)	(13,272)	(54,316)
Net increase (decrease) in net assets resulting from operations	4,997	(27,047)

Distributions to Shareholders:
From net investment income
Institutional Class	(154)	(14)
Administrative Class	(13,901)	(15,419)
Advisor Class	(1,951)	(1,973)
Class M	(0)	0
From net realized capital gains
Institutional Class	(114)	(2)
Administrative Class	(4,760)	(2,369)
Advisor Class	(776)	(270)
Class M	(0)	0

Total Distributions	(21,656)	(20,047)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(2,630)	(40,036)

Total (Decrease) in Net Assets	(19,289)	(87,130)

Net Assets:
Beginning of year	302,906	390,036
End of year*	$283,617	$302,906

* Including undistributed net investment income of:	$7,439	$6,078

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.5%

AZERBAIJAN 0.3%

SOVEREIGN ISSUES 0.3%
Republic of Azerbaijan International Bond
4.750% due 03/18/2024		$800	$790

Total Azerbaijan (Cost $785)			790

BERMUDA 0.2%

CORPORATE BONDS & NOTES 0.2%
Qtel International Finance Ltd.
4.500% due 01/31/2043		$500	492

Total Bermuda (Cost $489)			492

BRAZIL 12.6%

CORPORATE BONDS & NOTES 9.6%
Banco BTG Pactual S.A.
4.000% due 01/16/2020		$300	269
Banco do Brasil S.A.
3.875% due 10/10/2022		2,330	2,144
6.000% due 01/22/2020		2,620	2,809
Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		450	444
Banco Santander Brasil S.A.
4.625% due 02/13/2017		1,400	1,458
BM&FBovespa S.A.
5.500% due 07/16/2020		500	535
Braskem America Finance Co.
7.125% due 07/22/2041		1,300	1,293
BRF S.A.
5.875% due 06/06/2022		200	212
Caixa Economica Federal
3.500% due 11/07/2022		600	519
4.250% due 05/13/2019		1,200	1,173
4.500% due 10/03/2018		500	494
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		3,150	3,229
CSN Islands Corp.
6.875% due 09/21/2019		700	653
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		400	400
Petrobras International Finance Co. S.A.
5.750% due 01/20/2020		9,750	9,431
7.875% due 03/15/2019		1,600	1,692
Samarco Mineracao S.A.
5.750% due 10/24/2023		400	383

			27,138

SOVEREIGN ISSUES 3.0%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		600	603
6.369% due 06/16/2018		840	900
6.500% due 06/10/2019		1,700	1,810
Brazil Government International Bond
5.000% due 01/27/2045		210	207
5.625% due 01/07/2041		50	54
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	38	14
10.000% due 01/01/2021		8,000	2,726
10.000% due 01/01/2025		6,300	2,076

			8,390

Total Brazil (Cost $37,767)			35,528

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 2.3%

CORPORATE BONDS & NOTES 2.3%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020	$800	$867
Baidu, Inc.
3.500% due 11/28/2022	800	794
Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020	600	645
ENN Energy Holdings Ltd.
6.000% due 05/13/2021	400	450
Interoceanica Finance Ltd.
0.000% due 11/30/2018	91	82
0.000% due 11/30/2025	389	269
0.000% due 05/15/2030	800	392
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021	680	640
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023	1,540	1,386
6.750% due 10/01/2022	848	778
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018	94	89

Total Cayman Islands (Cost $6,519)		6,392

CHILE 2.6%

CORPORATE BONDS & NOTES 2.6%
Banco del Estado de Chile
4.125% due 10/07/2020	$700	735
Banco Santander Chile
3.875% due 09/20/2022	500	496
Celulosa Arauco y Constitucion S.A.
4.500% due 08/01/2024	300	300
5.000% due 01/21/2021	1,000	1,047
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042	400	370
4.875% due 11/04/2044	600	612
Corpbanca S.A.
3.875% due 09/22/2019	600	603
E.CL S.A.
5.625% due 01/15/2021	800	866
ENTEL Chile S.A.
4.875% due 10/30/2024	1,500	1,528
GNL Quintero S.A.
4.634% due 07/31/2029	800	812

		7,369

SOVEREIGN ISSUES 0.0%
Chile Government International Bond
3.625% due 10/30/2042	150	137

Total Chile (Cost $7,347)		7,506

CHINA 0.9%

CORPORATE BONDS & NOTES 0.8%
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023	$600	632
Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024	700	737
4.875% due 05/17/2042	500	546
State Grid Overseas Investment Ltd.
4.125% due 05/07/2024	400	421

		2,336

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%
Export-Import Bank of China
3.625% due 07/31/2024		$400	$405

Total China (Cost $2,603)			2,741

COLOMBIA 2.4%

CORPORATE BONDS & NOTES 2.0%
Ecopetrol S.A.
5.875% due 09/18/2023		$400	425
5.875% due 05/28/2045		1,700	1,581
7.375% due 09/18/2043		900	974
7.625% due 07/23/2019		2,390	2,748

			5,728

SOVEREIGN ISSUES 0.4%
Colombia Government International Bond
6.125% due 01/18/2041		150	181
8.125% due 05/21/2024		300	400
10.375% due 01/28/2033		225	353
12.000% due 10/22/2015	COP	457,000	202

			1,136

Total Colombia (Cost $6,670)			6,864

COSTA RICA 0.4%

SOVEREIGN ISSUES 0.4%
Costa Rica Government International Bond
4.250% due 01/26/2023		$600	552
4.375% due 04/30/2025		200	178
5.625% due 04/30/2043		400	333

Total Costa Rica (Cost $1,200)			1,063

EL SALVADOR 1.8%

SOVEREIGN ISSUES 1.8%
El Salvador Government International Bond
5.875% due 01/30/2025		$3,300	3,225
6.375% due 01/18/2027		400	403
7.625% due 02/01/2041		560	594
7.650% due 06/15/2035		845	900

Total El Salvador (Cost $5,401)			5,122

ETHIOPIA 0.1%

SOVEREIGN ISSUES 0.1%
Federal Democratic Republic of Ethiopia
6.625% due 12/11/2024		$400	394

Total Ethiopia (Cost $400)			394

GABON 0.1%

SOVEREIGN ISSUES 0.1%
Gabonese Republic
6.375% due 12/12/2024		$402	384

Total Gabon (Cost $403)			384

GHANA 0.2%

SOVEREIGN ISSUES 0.2%
Republic of Ghana
8.125% due 01/18/2026		$700	649

Total Ghana (Cost $694)			649

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUATEMALA 0.4%

SOVEREIGN ISSUES 0.4%
Guatemala Government Bond
4.875% due 02/13/2028		$210	$213
5.750% due 06/06/2022		860	935

Total Guatemala (Cost $1,079)			1,148

HONG KONG 0.7%

CORPORATE BONDS & NOTES 0.7%
CNOOC Finance Ltd.
3.875% due 05/02/2022		$700	713
CNOOC Nexen Finance ULC
4.250% due 04/30/2024		700	726
Nexen Energy ULC
6.400% due 05/15/2037		50	62
7.500% due 07/30/2039		450	627

Total Hong Kong (Cost $2,021)			2,128

HUNGARY 0.2%

CORPORATE BONDS & NOTES 0.2%
MFB Magyar Fejlesztesi Bank Zrt
6.250% due 10/21/2020		$500	555

SOVEREIGN ISSUES 0.0%
Hungary Government International Bond
5.375% due 02/21/2023		100	108

Total Hungary (Cost $597)			663

INDIA 0.4%

CORPORATE BONDS & NOTES 0.4%
ICICI Bank Ltd.
4.750% due 11/25/2016		$500	523
ONGC Videsh Ltd.
2.500% due 05/07/2018		200	198
3.750% due 05/07/2023		200	195
State Bank of India
4.500% due 07/27/2015		200	204

Total India (Cost $1,073)			1,120

INDONESIA 7.9%

CORPORATE BONDS & NOTES 3.4%
Majapahit Holding BV
7.250% due 06/28/2017		$700	775
7.750% due 01/20/2020		1,540	1,790
7.875% due 06/29/2037		700	826
Pelabuhan Indonesia PT
4.875% due 10/01/2024		500	504
Pertamina Persero PT
4.300% due 05/20/2023		2,300	2,208
5.625% due 05/20/2043		500	473
6.000% due 05/03/2042		1,500	1,468
6.450% due 05/30/2044		1,300	1,360
Perusahaan Listrik Negara PT
5.500% due 11/22/2021		300	314

			9,718

SOVEREIGN ISSUES 4.5%
Indonesia Government International Bond
2.875% due 07/08/2021	EUR	400	491
4.625% due 04/15/2043		$1,700	1,583
6.625% due 02/17/2037		900	1,060

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 01/15/2044	$2,100	$2,604
6.875% due 03/09/2017	3,200	3,540
7.750% due 01/17/2038	100	131
11.625% due 03/04/2019	2,500	3,316

		12,725

Total Indonesia (Cost $21,296)		22,443

IRELAND 3.9%

CORPORATE BONDS & NOTES 3.9%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	$1,100	1,139
Borets Finance Ltd.
7.625% due 09/26/2018	700	504
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017	600	258
Metalloinvest Finance Ltd.
5.625% due 04/17/2020	800	611
MMC Norilsk Nickel OJSC Via MMC Finance Ltd.
5.550% due 10/28/2020	800	729
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022	300	225
6.604% due 02/03/2021	1,300	1,121
OJSC Novolipetsk Steel Via Steel Funding Ltd.
4.450% due 02/19/2018	1,400	1,246
Phosagro OAO Via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018	400	350
Russian Railways Via RZD Capital PLC
5.739% due 04/03/2017	240	228
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016	300	287
7.748% due 02/02/2021	500	422
9.125% due 04/30/2018	500	475
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017	500	451
5.450% due 11/22/2017	700	617
6.025% due 07/05/2022	2,580	1,975
6.800% due 11/22/2025	400	318
6.902% due 07/09/2020	200	161

Total Ireland (Cost $13,381)		11,117

ISRAEL 1.1%

CORPORATE BONDS & NOTES 0.8%
Israel Electric Corp. Ltd.
5.000% due 11/12/2024	$2,000	2,025
7.250% due 01/15/2019	300	336

		2,361

SOVEREIGN ISSUES 0.3%
Israel Government International Bond
4.500% due 01/30/2043	800	821

Total Israel (Cost $3,085)		3,182

IVORY COAST 0.2%

SOVEREIGN ISSUES 0.2%
Ivory Coast Government International Bond
5.375% due 07/23/2024	$600	576

Total Ivory Coast (Cost $589)		576

KAZAKHSTAN 4.6%

CORPORATE BONDS & NOTES 4.0%
Intergas Finance BV
6.375% due 05/14/2017	$300	309

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KazMunayGas National Co. JSC
4.400% due 04/30/2023		$700	$624
5.750% due 04/30/2043		1,000	845
6.000% due 11/07/2044		700	596
7.000% due 05/05/2020		5,200	5,431
11.750% due 01/23/2015		2,000	2,006
Samruk-Energy JSC
3.750% due 12/20/2017		1,400	1,351
Zhaikmunai LLP
7.125% due 11/13/2019		300	260

			11,422

SOVEREIGN ISSUES 0.6%
Kazakhstan Government International Bond
3.875% due 10/14/2024		900	844
4.875% due 10/14/2044		800	734

			1,578

Total Kazakhstan (Cost $13,472)			13,000

KENYA 0.4%

SOVEREIGN ISSUES 0.4%
Kenya Government International Bond
5.875% due 06/24/2019		$200	203
6.875% due 06/24/2024		900	947

Total Kenya (Cost $1,100)			1,150

LUXEMBOURG 5.4%

CORPORATE BONDS & NOTES 5.4%
ContourGlobal Power Holdings S.A.
7.125% due 06/01/2019		$200	201
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		1,800	1,323
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		2,580	2,270
6.212% due 11/22/2016		330	320
6.510% due 03/07/2022		750	675
8.625% due 04/28/2034		460	463
9.250% due 04/23/2019		2,200	2,254
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		1,920	1,632
6.299% due 05/15/2017		1,640	1,458
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		1,200	1,124
5.717% due 06/16/2021		600	525
6.125% due 02/07/2022		2,700	2,406
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		600	557

Total Luxembourg (Cost $17,997)			15,208

		SHARES
MEXICO 13.5%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V.		5	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 11.3%
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	400
Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		$3,000	2,947
BBVA Bancomer S.A.
6.500% due 03/10/2021		1,250	1,360

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 09/30/2022		$500	$551
Cemex S.A.B. de C.V.
4.750% due 01/11/2022	EUR	200	238
Comision Federal de Electricidad
4.875% due 05/26/2021		$900	960
4.875% due 01/15/2024		800	838
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014 ^		700	43
Desarrolladora Homex S.A.B. de C.V.
9.750% due 03/25/2020 ^		125	9
Grupo Televisa S.A.B.
5.000% due 05/13/2045		200	203
Petroleos Mexicanos
4.875% due 01/24/2022		3,100	3,255
5.500% due 01/21/2021		850	924
5.500% due 06/27/2044		1,940	1,989
5.750% due 03/01/2018		3,000	3,247
6.375% due 01/23/2045		500	569
6.500% due 06/02/2041		8,920	10,280
6.625% due 06/15/2038		700	807
8.000% due 05/03/2019		3,000	3,562
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		100	11

			32,193

SOVEREIGN ISSUES 2.2%
Mexico Government International Bond
4.750% due 03/08/2044		100	104
5.550% due 01/21/2045		2,520	2,936
5.750% due 10/12/2110		700	756
6.050% due 01/11/2040		850	1,044
6.750% due 09/27/2034		544	713
7.250% due 12/15/2016	MXN	8,600	623

			6,176

Total Mexico (Cost $37,262)			38,369

MONGOLIA 0.5%

SOVEREIGN ISSUES 0.5%
Mongolia Government International Bond
4.125% due 01/05/2018		$1,000	930
5.125% due 12/05/2022		730	635

Total Mongolia (Cost $1,722)			1,565

MOROCCO 0.7%

SOVEREIGN ISSUES 0.7%
Morocco Government International Bond
4.250% due 12/11/2022		$2,000	2,035

Total Morocco (Cost $2,034)			2,035

NETHERLANDS 0.9%

CORPORATE BONDS & NOTES 0.9%
CIMPOR Financial Operations BV
5.750% due 07/17/2024		$800	704
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		300	297
6.950% due 07/10/2042		500	485
7.000% due 05/11/2016		1,000	1,047

Total Netherlands (Cost $2,713)			2,533

PANAMA 1.7%

SOVEREIGN ISSUES 1.7%
Panama Government International Bond
4.000% due 09/22/2024		$800	826

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.300% due 04/29/2053	$600	$567
8.875% due 09/30/2027	780	1,137
9.375% due 04/01/2029	1,553	2,364

Total Panama (Cost $4,312)		4,894

PARAGUAY 0.1%

SOVEREIGN ISSUES 0.1%
Republic of Paraguay
6.100% due 08/11/2044	$400	428

Total Paraguay (Cost $400)		428

PERU 0.9%

CORPORATE BONDS & NOTES 0.2%
BBVA Banco Continental S.A.
3.250% due 04/08/2018	$200	203
Union Andina de Cementos SAA
5.875% due 10/30/2021	300	305

		508

SOVEREIGN ISSUES 0.7%
Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023	400	382
Peru Government International Bond
8.750% due 11/21/2033	1,094	1,709

		2,091

Total Peru (Cost $2,296)		2,599

PHILIPPINES 1.1%

CORPORATE BONDS & NOTES 0.6%
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024	$1,300	1,700

SOVEREIGN ISSUES 0.5%
Philippines Government International Bond
6.375% due 10/23/2034	100	134
7.750% due 01/14/2031	400	578
9.500% due 02/02/2030	400	650

		1,362

Total Philippines (Cost $2,812)		3,062

QATAR 0.2%

CORPORATE BONDS & NOTES 0.2%
Nakilat, Inc.
6.067% due 12/31/2033	$100	113
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	350	394

Total Qatar (Cost $443)		507

RUSSIA 3.8%

CORPORATE BONDS & NOTES 1.1%
ALROSA Finance S.A.
7.750% due 11/03/2020	$1,100	1,045
SCF Capital Ltd.
5.375% due 10/27/2017	700	577
Sibur Securities Ltd.
3.914% due 01/31/2018	1,000	825
VimpelCom Holdings BV
5.200% due 02/13/2019	800	652

		3,099

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.7%
Russia Government International Bond
3.250% due 04/04/2017		$400	$382
4.500% due 04/04/2022		2,200	1,956
4.875% due 09/16/2023		400	359
5.625% due 04/04/2042		1,300	1,095
5.875% due 09/16/2043		200	174
7.500% due 03/31/2030		3,563	3,703

			7,669

Total Russia (Cost $11,908)			10,768

SENEGAL 0.1%

SOVEREIGN ISSUES 0.1%
Senegal Government International Bond
8.750% due 05/13/2021		$200	221

Total Senegal (Cost $214)			221

SLOVENIA 2.1%

SOVEREIGN ISSUES 2.1%
Slovenia Government International Bond
4.125% due 02/18/2019		$600	630
4.375% due 02/06/2019	EUR	800	1,101
4.750% due 05/10/2018		$900	965
5.250% due 02/18/2024		2,900	3,201

Total Slovenia (Cost $5,518)			5,897

SOUTH AFRICA 2.1%

CORPORATE BONDS & NOTES 1.6%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$500	481
6.500% due 04/15/2040		100	88
Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		2,000	2,020
6.750% due 08/06/2023		700	730
Transnet SOC Ltd.
4.000% due 07/26/2022		1,400	1,330

			4,649

SOVEREIGN ISSUES 0.5%
South Africa Government International Bond
3.750% due 07/24/2026	EUR	300	388
4.665% due 01/17/2024		$100	104
5.375% due 07/24/2044		800	847

			1,339

Total South Africa (Cost $6,103)			5,988

SRI LANKA 0.6%

CORPORATE BONDS & NOTES 0.2%
National Savings Bank
5.150% due 09/10/2019		$500	498

SOVEREIGN ISSUES 0.4%
Sri Lanka Government International Bond
5.125% due 04/11/2019		500	506
6.250% due 07/27/2021		568	598

			1,104

Total Sri Lanka (Cost $1,568)			1,602

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWEDEN 0.1%

CORPORATE BONDS & NOTES 0.1%
Ciech Group Financing AB
9.500% due 11/30/2019	EUR	200	$268

Total Sweden (Cost $256)			268

THAILAND 0.4%

CORPORATE BONDS & NOTES 0.4%
Thai Oil PCL
3.625% due 01/23/2023		$430	424
4.875% due 01/23/2043		670	653

Total Thailand (Cost $1,078)			1,077

TRINIDAD AND TOBAGO 0.6%

CORPORATE BONDS & NOTES 0.6%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$1,000	1,020
9.750% due 08/14/2019		500	593

Total Trinidad and Tobago (Cost $1,546)			1,613

TURKEY 4.3%

CORPORATE BONDS & NOTES 1.0%
Export Credit Bank of Turkey
5.000% due 09/23/2021		$200	204
5.875% due 04/24/2019		400	428
Turkiye Garanti Bankasi A/S
2.731% due 04/20/2016		400	401
4.750% due 10/17/2019		1,100	1,122
Turkiye Is Bankasi
5.000% due 04/30/2020		600	614

			2,769

SOVEREIGN ISSUES 3.3%
Turkey Government International Bond
4.125% due 04/11/2023	EUR	800	1,050
4.875% due 04/16/2043		$1,100	1,101
6.000% due 01/14/2041		800	911
6.750% due 05/30/2040		1,700	2,106
7.250% due 03/05/2038		700	907
7.500% due 11/07/2019		1,400	1,645
8.000% due 02/14/2034		1,100	1,509

			9,229

Total Turkey (Cost $11,054)			11,998

UKRAINE 1.0%

SOVEREIGN ISSUES 1.0%
Ukraine Government International Bond
7.500% due 04/17/2023		$500	303
7.750% due 09/23/2020		700	424
7.800% due 11/28/2022		1,800	1,116
9.250% due 07/24/2017		1,530	956

Total Ukraine (Cost $4,107)			2,799

UNITED ARAB EMIRATES 0.2%

CORPORATE BONDS & NOTES 0.2%
DP World Ltd.
6.850% due 07/02/2037		$400	453

Total United Arab Emirates (Cost $335)			453

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 0.2%

CORPORATE BONDS & NOTES 0.2%
HBOS PLC
6.750% due 05/21/2018	$400	$447

Total United Kingdom (Cost $399)		447

UNITED STATES 1.7%

CORPORATE BONDS & NOTES 1.5%
California Resources Corp.
5.000% due 01/15/2020	$400	349
5.500% due 09/15/2021	400	344
6.000% due 11/15/2024	100	85
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020	400	453
Rio Oil Finance Trust
6.250% due 07/06/2024	1,900	1,819
6.750% due 01/06/2027	1,200	1,152

		4,202

MORTGAGE-BACKED SECURITIES 0.2%
American Home Mortgage Investment Trust
1.832% due 09/25/2045	14	13
Banc of America Commercial Mortgage Trust
5.547% due 06/10/2049	200	215
5.754% due 02/10/2051	156	170
2.730% due 02/25/2036 ^	5	5
Bear Stearns Adjustable Rate Mortgage Trust
2.509% due 01/25/2035	5	5
2.955% due 05/25/2047 ^	38	33
Citigroup Mortgage Loan Trust, Inc.
2.745% due 09/25/2037 ^	77	69
GSR Mortgage Loan Trust
2.629% due 01/25/2036 ^	15	14
Morgan Stanley Mortgage Loan Trust
2.180% due 06/25/2036	7	6
WaMu Mortgage Pass-Through Certificates Trust
2.362% due 02/25/2037 ^	49	43
Wells Fargo Mortgage-Backed Securities Trust
2.607% due 07/25/2036 ^	16	16

		589

U.S. GOVERNMENT AGENCIES 0.0%
Freddie Mac
5.506% due 03/01/2036	63	67

U.S. TREASURY OBLIGATIONS 0.0%
U.S. Treasury Bonds
9.875% due 11/15/2015 (c)(e)	130	141

Total United States (Cost $5,153)		4,999

URUGUAY 0.6%

SOVEREIGN ISSUES 0.6%
Uruguay Government International Bond
4.500% due 08/14/2024	$1,182	1,244
7.625% due 03/21/2036	400	547

Total Uruguay (Cost $1,589)		1,791

VENEZUELA 4.3%

CORPORATE BONDS & NOTES 1.6%
Petroleos de Venezuela S.A.
5.250% due 04/12/2017	$2,900	1,320
5.375% due 04/12/2027	5,500	1,954

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 04/12/2037	$3,050	$1,064
8.500% due 11/02/2017	350	201
9.750% due 05/17/2035	250	112

		4,651

SOVEREIGN ISSUES 2.7%
Venezuela Government International Bond
7.000% due 03/31/2038	300	124
7.650% due 04/21/2025	1,500	643
7.750% due 10/13/2019	6,020	2,703
8.250% due 10/13/2024	4,300	1,892
9.000% due 05/07/2023	1,300	577
9.250% due 05/07/2028	2,680	1,190
9.375% due 01/13/2034	1,310	575

		7,704

Total Venezuela (Cost $22,522)		12,355

VIRGIN ISLANDS (BRITISH) 3.5%

CORPORATE BONDS & NOTES 3.5%
CNPC General Capital Ltd.
2.750% due 05/14/2019	$500	497
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	2,150	1,817
GTL Trade Finance, Inc.
5.893% due 04/29/2024	2,062	1,995
7.250% due 04/16/2044	200	192
Rosneft Finance S.A.
6.625% due 03/20/2017	1,700	1,589
7.500% due 07/18/2016	3,300	3,178
7.875% due 03/13/2018	600	556

Total Virgin Islands (British) (Cost $10,331)		9,824

ZAMBIA 0.2%

SOVEREIGN ISSUES 0.2%
Zambia Government International Bond
5.375% due 09/20/2022	$500	464

Total Zambia (Cost $492)		464

SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (a) 0.1%
		247

U.S. TREASURY BILLS 0.9%
0.047% due 01/02/2015 - 05/28/2015 (c)(e)	$2,519	2,519

Total Short-Term Instruments (Cost $2,766)		2,766

Total Investments in Securities (Cost $286,901)		270,982

	SHARES
INVESTMENTS IN AFFILIATES 3.4%

SHORT-TERM INSTRUMENTS 3.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.4%
PIMCO Short-Term Floating NAV Portfolio	1,911	19
PIMCO Short-Term Floating NAV Portfolio III	958,564	9,501

Total Short-Term Instruments (Cost $9,569)		9,520

Total Investments in Affiliates (Cost $9,569)		9,520

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

MARKET VALUE (000S)
Total Investments 98.9% (Cost $296,470)	$280,502

Financial Derivative Instruments (b)(d) (0.6%) (Cost or Premiums, net $(1,126))	(1,593)

Other Assets and Liabilities, net 1.7%	4,708

Net Assets 100.0%	$283,617

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$247	Fannie Mae 2.200% due 10/17/2022	$(252)	$247	$247

Total Repurchase Agreements						$(252)	$247	$247

(1)	Includes accrued interest.

As of December 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended December 31, 2014 was $185 at a weighted average interest rate of (0.384%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$247	$0	$0	$0	$247	$ (252)	$(5)

Total Borrowings and Other Financing Transactions	$247	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	Long	03/2015	30	$24	$6	$0

Total Futures Contracts				$24	$6	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
							Asset	Liability
CDX.EM-21 5-Year Index	(5.000%	)	06/20/2019	$27	$(1)	$2	$0	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.EM-21 5-Year Index	5.000%	06/20/2019	$2,523	$128	$(75)	$0	$(3)
CDX.EM-22 5-Year Index	1.000%	12/20/2019	4,500	(466)	(140)	0	(3)

				$(338)	$(215)	$0	$(6)

Total Swap Agreements				$(339)	$(213)	$0	$(6)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(c)	Securities with an aggregate market value of $727 and cash of $749 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$6	$0	$6	$0	$0		$(6)	$ (6)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	01/2015		BRL	5,411	$		2,083	$47	$0
	01/2015	$		2,037		BRL	5,411	0	(2)
	06/2015		COP	470,768	$		205	9	0

BRC	01/2015	$		76		RUB	4,017	0	(10)

CBK	01/2015		INR	35,437	$		565	6	0
	01/2015	$		2,173		INR	136,325	0	(21)
	01/2015			1,377		JPY	163,100	0	(15)
	02/2015		KRW	240,283	$		223	4	0
	02/2015	$		1,398		EUR	1,126	0	(34)

DUB	01/2015		BRL	12,662	$		4,766	3	(1)
	01/2015		INR	17,693			282	3	0
	01/2015	$		4,921		BRL	12,662	0	(158)
	02/2015		KRW	208,247	$		193	3	0
	02/2015		MXN	5,982			406	1	0
	07/2015		BRL	12,662			4,667	137	0

FBF	01/2015			5,604			2,373	265	0
	01/2015		JPY	650,800			5,500	67	0
	01/2015	$		2,110		BRL	5,604	0	(2)
	02/2015		MXN	12,213	$		836	10	0

GLM	01/2015		INR	6,738			108	2	0
	01/2015	$		4,084		JPY	478,500	0	(89)
	02/2015		EUR	7,831	$		9,768	287	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	02/2015		KRW	783,977	$		731	$16	$0
	02/2015	$		1,396		JPY	168,000	7	0

JPM	01/2015		INR	35,431	$		565	6	0
	02/2015			39,195			620	6	0
	02/2015	$		1,200		KRW	1,255,823	0	(54)
	02/2015			101		MXN	1,478	0	(1)

MSB	01/2015		BRL	606	$		228	0	0
	01/2015	$		226		BRL	606	2	0
	04/2015		BRL	606	$		220	0	(3)

RBC	02/2015		MXN	2,454			174	8	0

SCX	02/2015		MYR	5,191			1,551	75	0

UAG	01/2015		BRL	1,647			709	90	0
	01/2015	$		620		BRL	1,647	0	0
	02/2015		BRL	910	$		345	5	0
	02/2015	$		1,562		MYR	5,131	0	(103)

Total Forward Foreign Currency Contracts								$1,059	$(493)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC EUR versus USD	$	1.220	03/03/2015	EUR 1,800	$29	$41

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Cost	Market Value
FBF	Call - OTC EURO STOXX 50 Index	3,600.000	12/20/2019	EUR 0	$130	$109

Total Purchased Options					$159	$150

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC EUR versus USD	$	1.275	02/20/2015	EUR	1,800	$(20)	$(2)
	Call - OTC USD versus BRL	BRL	2.640	06/15/2015	$	791	(21)	(52)
	Put - OTC USD versus JPY	JPY	93.000	09/08/2016		646	(12)	(4)

CBK	Put - OTC USD versus JPY		95.000	09/08/2016		754	(16)	(5)

FBF	Put - OTC USD versus MXN	MXN	13.350	02/25/2015		1,200	(7)	0
	Call - OTC USD versus MXN		14.050	02/25/2015		1,200	(8)	(63)

GLM	Put - OTC EUR versus USD	$	1.190	03/03/2015	EUR	1,800	(14)	(18)

JPM	Put - OTC USD versus JPY	JPY	91.000	02/18/2016	$	611	(16)	(1)

							$(114)	$(145)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$800	$(10)	$0

DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	800	(8)	(1)

						$(18)	$(1)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	EUR 0	$(128)	$(126)

Total Written Options					$(260)	$(272)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	Notional Amount in $	Notional Amount in EUR	Premiums
Balance at Beginning of Period	$3,180	EUR 0	$(57)
Sales	19,309	5,400	(348)
Closing Buys	(616)	(1,800)	21
Expirations	(7,671)	0	73
Exercised	(7,400)	0	51

Balance at End of Period	$6,802	EUR 3,600	$(260)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
CBK	Russia Government International Bond	(1.000%	)	03/20/2019	4.827%	$ 500	$23	$46	$69	$0

GST	Russia Government International Bond	(1.000%	)	03/20/2019	4.827%	200	9	19	28	0

							$32	$65	$97	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Colombia Government International Bond	1.000%	06/20/2019	1.250%	$ 500	$(1)	$(4)	$0	$(5)
	Qatar Government International Bond	1.000%	03/20/2016	0.378%	500	0	4	4	0
	South Africa Government International Bond	1.000%	06/20/2015	0.538%	6,600	37	(21)	16	0
	South Africa Government International Bond	1.000%	09/20/2015	0.538%	700	4	(2)	2	0
	South Africa Government International Bond	1.000%	06/20/2019	1.677%	1,300	(44)	7	0	(37)
	Ukraine Government International Bond	5.000%	03/20/2015	62.075%	200	(19)	(3)	0	(22)

BPS	Brazil Government International Bond	1.000%	03/20/2015	0.788%	900	4	(3)	1	0
	South Africa Government International Bond	1.000%	09/20/2015	0.538%	300	2	(1)	1	0

BRC	Colombia Government International Bond	1.000%	06/20/2019	1.250%	100	0	(1)	0	(1)
	Export-Import Bank of China	1.000%	09/20/2017	0.620%	550	(19)	25	6	0
	Indonesia Government International Bond	1.000%	03/20/2024	2.218%	100	(14)	5	0	(9)
	Israel Electric Corp. Ltd.	1.000%	09/20/2015	1.222%	500	(6)	5	0	(1)
	Panama Government International Bond	1.000%	06/20/2019	0.991%	200	1	(1)	0	0
	South Africa Government International Bond	1.000%	06/20/2015	0.538%	300	2	(1)	1	0
	South Africa Government International Bond	1.000%	09/20/2015	0.538%	200	1	(1)	0	0
	Turkey Government International Bond	1.000%	03/20/2015	0.591%	600	2	(1)	1	0

CBK	Brazil Government International Bond	1.000%	03/20/2016	0.995%	200	(1)	1	0	0
	Brazil Government International Bond	1.000%	09/20/2019	1.862%	100	(1)	(2)	0	(3)
	Brazil Government International Bond	1.000%	03/20/2021	2.176%	1,300	(58)	(28)	0	(86)
	China Government International Bond	1.000%	12/20/2016	0.310%	100	(5)	6	1	0
	Colombia Government International Bond	1.000%	06/20/2019	1.250%	3,200	14	(47)	0	(33)
	Indonesia Government International Bond	1.000%	03/20/2024	2.218%	300	(41)	13	0	(28)
	Rosneft Oil Co. Via Rosneft International Finance Ltd.	1.000%	03/20/2015	7.959%	1,000	(26)	11	0	(15)
	Ukraine Government International Bond	5.000%	03/20/2015	62.075%	100	(10)	(2)	0	(12)

DUB	Brazil Government International Bond	1.000%	06/20/2015	0.788%	300	1	0	1	0
	China Government International Bond	1.000%	12/20/2016	0.310%	500	(23)	30	7	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.255%	100	(1)	2	1	0
	Panama Government International Bond	1.000%	06/20/2019	0.991%	500	3	(3)	0	0
	Qatar Government International Bond	1.000%	03/20/2016	0.378%	100	(1)	2	1	0
	South Africa Government International Bond	1.000%	09/20/2015	0.538%	200	1	0	1	0
	Turkey Government International Bond	1.000%	06/20/2021	2.044%	100	(9)	3	0	(6)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	China Government International Bond	1.000%	12/20/2016	0.310%	$300	$(15)	$19	$4	$0
	Export-Import Bank of China	1.000%	12/20/2016	0.512%	200	(19)	21	2	0
	Indonesia Government International Bond	1.000%	06/20/2021	1.899%	2,900	(188)	37	0	(151)

GST	Brazil Government International Bond	1.000%	03/20/2015	0.788%	400	2	(1)	1	0
	Brazil Government International Bond	1.000%	12/20/2018	1.636%	600	(28)	14	0	(14)
	Brazil Government International Bond	1.000%	09/20/2019	1.862%	1,600	(23)	(37)	0	(60)
	Colombia Government International Bond	1.000%	06/20/2019	1.250%	3,200	10	(43)	0	(33)
	Indonesia Government International Bond	1.000%	03/20/2024	2.218%	100	(14)	4	0	(10)
	Panama Government International Bond	1.000%	06/20/2019	0.991%	100	1	0	1	0

HUS	Brazil Government International Bond	1.000%	09/20/2019	1.862%	400	(7)	(8)	0	(15)
	Colombia Government International Bond	1.000%	06/20/2019	1.250%	3,500	(25)	(11)	0	(36)
	Mexico Government International Bond	1.000%	03/20/2021	1.213%	800	(37)	27	0	(10)
	Panama Government International Bond	1.000%	06/20/2019	0.991%	200	1	(1)	0	0
	Petrobras International Finance Co.	1.000%	09/20/2015	5.662%	300	(10)	0	0	(10)
	South Africa Government International Bond	1.000%	03/20/2023	2.320%	2,430	(214)	(10)	0	(224)

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.789%	300	(4)	5	1	0
	Brazil Government International Bond	1.000%	12/20/2019	1.937%	1,000	(37)	(6)	0	(43)
	China Government International Bond	1.000%	12/20/2016	0.310%	400	(20)	25	5	0
	Colombia Government International Bond	1.000%	06/20/2019	1.250%	500	3	(8)	0	(5)
	Indonesia Government International Bond	1.000%	03/20/2015	0.295%	2,375	(93)	97	4	0
	Indonesia Government International Bond	1.000%	06/20/2019	1.341%	1,000	(22)	7	0	(15)
	Panama Government International Bond	1.000%	06/20/2019	0.991%	500	2	(2)	0	0
	Petrobras International Finance Co.	1.000%	09/20/2015	5.662%	300	(9)	(1)	0	(10)
	Russia Government International Bond	1.000%	06/20/2023	4.629%	1,900	(146)	(281)	0	(427)
	South Africa Government International Bond	1.000%	06/20/2015	0.538%	2,400	14	(8)	6	0

MYC	Brazil Government International Bond	1.000%	03/20/2016	0.995%	3,800	(38)	40	2	0
	Brazil Government International Bond	2.100%	08/20/2016	1.137%	250	0	6	6	0
	Brazil Government International Bond	1.000%	09/20/2019	1.862%	300	(4)	(7)	0	(11)
	China Government International Bond	1.000%	12/20/2016	0.310%	1,200	(56)	73	17	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.255%	100	(1)	2	1	0
	Petrobras International Finance Co.	1.000%	09/20/2015	5.662%	1,000	(34)	2	0	(32)

RYL	China Government International Bond	1.000%	06/20/2016	0.246%	600	6	0	6	0

UAG	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.255%	400	0	4	4	0
	Indonesia Government International Bond	1.000%	03/20/2015	0.295%	375	(15)	16	1	0
	Indonesia Government International Bond	1.000%	06/20/2021	1.899%	100	(7)	1	0	(6)

						$(1,234)	$(31)	$105	$(1,370)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
BRC	CDX.EM ex-Europe-18 5-Year Index	5.000%	12/20/2017	$	94	$12	$(9)	$3	$0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015		940	78	(81)	0	(3)

UAG	CDX.EM-15 5-Year Index	5.000%	06/20/2016		2,350	216	(216)	0	0

						$306	$(306)	$3	$(3)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	1-Year BRL-CDI	10.910%	01/02/2017	BRL	23,300	$11	$148	$159	$0
	Receive	1-Year BRL-CDI	11.680%	01/04/2021		2,900	2	7	9	0

JPM	Pay	1-Year BRL-CDI	8.650%	01/02/2017		3,400	6	(104)	0	(98)
	Pay	28-Day MXN-TIIE	8.950%	02/19/2019	MXN	11,000	0	111	111	0
	Pay	28-Day MXN-TIIE	5.250%	09/06/2019		70,000	(68)	64	0	(4)

UAG	Pay	1-Year BRL-CDI	8.200%	01/02/2017	BRL	31,000	(80)	(966)	0	(1,046)

							$(129)	$(740)	$279	$(1,148)

Total Swap Agreements							$(1,025)	$(1,012)	$484	$(2,521)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(e)	Securities with an aggregate market value of $1,828 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$0	$0	$22	$22	$0	$(58)	$(64)	$(122)	$(100)	$0	$(100)
BPS	56	0	170	226	(2)	0	0	(2)	224	(260)	(36)
BRC	0	0	11	11	(10)	0	(11)	(21)	(10)	0	(10)
CBK	10	0	70	80	(70)	(5)	(177)	(252)	(172)	0	(172)
DUB	147	0	11	158	(159)	(1)	(6)	(166)	(8)	0	(8)
FBF	342	109	6	457	(2)	(189)	(151)	(342)	115	0	115
GLM	312	41	0	353	(89)	(18)	0	(107)	246	0	246
GST	0	0	30	30	0	0	(117)	(117)	(87)	0	(87)
HUS	0	0	0	0	0	0	(298)	(298)	(298)	260	(38)
JPM	12	0	127	139	(55)	(1)	(602)	(658)	(519)	561	42
MSB	2	0	0	2	(3)	0	0	(3)	(1)	0	(1)
MYC	0	0	26	26	0	0	(43)	(43)	(17)	(218)	(235)
RBC	8	0	0	8	0	0	0	0	8	0	8
RYL	0	0	6	6	0	0	0	0	6	0	6
SCX	75	0	0	75	0	0	0	0	75	0	75
UAG	95	0	5	100	(103)	0	(1,052)	(1,155)	(1,055)	1,007	(48)

Total Over the Counter	$1,059	$150	$484	$1,693	$(493)	$(272)	$(2,521)	$(3,286)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,059	$0	$1,059
Purchased Options	0	0	109	41	0	150
Swap Agreements	0	205	0	0	279	484

	$0	$205	$109	$1,100	$279	$1,693

	$0	$205	$109	$1,100	$285	$1,699

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$6	$0	$0	$0	$6

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$493	$0	$493
Written Options	0	0	126	145	1	272
Swap Agreements	0	1,373	0	0	1,148	2,521

	$0	$1,373	$126	$638	$1,149	$3,286

	$0	$1,379	$126	$638	$1,149	$3,292

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$363	$363
Swap Agreements	0	153	0	0	(79)	74

	$0	$153	$0	$0	$284	$437

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,845	$0	$1,845
Purchased Options	0	0	0	22	0	22
Written Options	0	13	0	51	0	64
Swap Agreements	0	884	0	0	41	925

	$0	$897	$0	$1,918	$41	$2,856

	$0	$1,050	$0	$1,918	$325	$3,293

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$212	$212
Swap Agreements	0	(213)	0	0	(551)	(764)

	$0	$(213)	$0	$0	$(339)	$(552)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$467	$0	$467
Purchased Options	0	0	(21)	(15)	0	(36)
Written Options	0	0	3	(52)	1	(48)
Swap Agreements	0	(263)	0	0	645	382

	$0	$(263)	$(18)	$400	$646	$765

	$0	$(476)	$(18)	$400	$307	$213

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Azerbaijan
Sovereign Issues	$0	$790	$0	$790
Bermuda
Corporate Bonds & Notes	0	492	0	492
Brazil
Corporate Bonds & Notes	0	27,138	0	27,138
Sovereign Issues	0	8,390	0	8,390
Cayman Islands
Corporate Bonds & Notes	0	5,649	743	6,392
Chile
Corporate Bonds & Notes	0	7,369	0	7,369
Sovereign Issues	0	137	0	137

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
China
Corporate Bonds & Notes	$0	$2,336	$0	$2,336
Sovereign Issues	0	405	0	405
Colombia
Corporate Bonds & Notes	0	5,728	0	5,728
Sovereign Issues	0	1,136	0	1,136
Costa Rica
Sovereign Issues	0	1,063	0	1,063
El Salvador
Sovereign Issues	0	5,122	0	5,122
Ethiopia
Sovereign Issues	0	394	0	394
Gabon
Sovereign Issues	0	384	0	384

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

December 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Ghana
Sovereign Issues	$0	$649	$0	$649
Guatemala
Sovereign Issues	0	1,148	0	1,148
Hong Kong
Corporate Bonds & Notes	0	2,128	0	2,128
Hungary
Corporate Bonds & Notes	0	555	0	555
Sovereign Issues	0	108	0	108
India
Corporate Bonds & Notes	0	1,120	0	1,120
Indonesia
Corporate Bonds & Notes	0	9,718	0	9,718
Sovereign Issues	0	12,725	0	12,725
Ireland
Corporate Bonds & Notes	0	11,117	0	11,117
Israel
Corporate Bonds & Notes	0	2,361	0	2,361
Sovereign Issues	0	821	0	821
Ivory Coast
Sovereign Issues	0	576	0	576
Kazakhstan
Corporate Bonds & Notes	0	11,422	0	11,422
Sovereign Issues	0	1,578	0	1,578
Kenya
Sovereign Issues	0	1,150	0	1,150
Luxembourg
Corporate Bonds & Notes	0	15,208	0	15,208
Mexico
Corporate Bonds & Notes	0	32,193	0	32,193
Sovereign Issues	0	6,176	0	6,176
Mongolia
Sovereign Issues	0	1,565	0	1,565
Morocco
Sovereign Issues	0	2,035	0	2,035
Netherlands
Corporate Bonds & Notes	0	2,533	0	2,533
Panama
Sovereign Issues	0	4,894	0	4,894
Paraguay
Sovereign Issues	0	428	0	428
Peru
Corporate Bonds & Notes	0	508	0	508
Sovereign Issues	0	2,091	0	2,091
Philippines
Corporate Bonds & Notes	0	1,700	0	1,700
Sovereign Issues	0	1,362	0	1,362
Qatar
Corporate Bonds & Notes	0	507	0	507
Russia
Corporate Bonds & Notes	0	3,099	0	3,099
Sovereign Issues	0	7,669	0	7,669
Senegal
Sovereign Issues	0	221	0	221
Slovenia
Sovereign Issues	0	5,897	0	5,897
South Africa
Corporate Bonds & Notes	0	4,649	0	4,649
Sovereign Issues	0	1,339	0	1,339

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Sri Lanka
Corporate Bonds & Notes	$0	$498	$0	$498
Sovereign Issues	0	1,104	0	1,104
Sweden
Corporate Bonds & Notes	0	268	0	268
Thailand
Corporate Bonds & Notes	0	1,077	0	1,077
Trinidad and Tobago
Corporate Bonds & Notes	0	1,613	0	1,613
Turkey
Corporate Bonds & Notes	0	2,769	0	2,769
Sovereign Issues	0	9,229	0	9,229
Ukraine
Sovereign Issues	0	2,799	0	2,799
United Arab Emirates
Corporate Bonds & Notes	0	453	0	453
United Kingdom
Corporate Bonds & Notes	0	447	0	447
United States
Corporate Bonds & Notes	0	4,202	0	4,202
Mortgage-Backed Securities	0	589	0	589
U.S. Government Agencies	0	67	0	67
U.S. Treasury Obligations	0	141	0	141
Uruguay
Sovereign Issues	0	1,791	0	1,791
Venezuela
Corporate Bonds & Notes	0	4,651	0	4,651
Sovereign Issues	0	7,704	0	7,704
Virgin Islands (British)
Corporate Bonds & Notes	0	9,824	0	9,824
Zambia
Sovereign Issues	0	464	0	464
Short-Term Instruments
Repurchase Agreements	0	247	0	247
U.S. Treasury Bills	0	2,519	0	2,519
	$0	$270,239	$743	$270,982

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$9,520	$0	$0	$9,520

Total Investments	$9,520	$270,239	$743	$280,502

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6	0	0	6
Over the counter	0	1,693	0	1,693
	$6	$1,693	$0	$1,699

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(6)	0	(6)
Over the counter	0	(3,286)	0	(3,286)
	$0	$(3,292)	$0	$(3,292)

Totals	$9,526	$268,640	$743	$278,909

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Class M of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class, and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income   Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency   The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations   Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the

ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements (Cont.)

Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders   Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements   In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies   The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy   U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value   The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These

ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements (Cont.)

securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value   When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Mortgage-Related and Other Asset-Backed Securities   The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations   (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Notes to Financial Statements (Cont.)

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$18,134	$79,325	$(97,440)	$(2)	$2	$19	$25	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$0	$19,066	$(9,500)	$(17)	$(48)	$9,501	$67	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements   The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements   The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the

Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in

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the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts   The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts   The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts   The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options   The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to

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Notes to Financial Statements (Cont.)

protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Foreign Currency Options   The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices   The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

(d) Swap Agreements   The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements   Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced

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obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements   The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against

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Notes to Financial Statements (Cont.)

this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks    The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on

32	PIMCO VARIABLE INSURANCE TRUST

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registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks   The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements   The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset

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Notes to Financial Statements (Cont.)

types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared

OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees   PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses   The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term

ANNUAL REPORT	DECEMBER 31, 2014	35

Notes to Financial Statements (Cont.)

capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$287	$84,687	$83,818

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	492	$6,747	28	$388
Administrative Class	2,612	35,915	4,420	64,231
Advisor Class	2,043	28,156	943	13,856
Class M	2	27	0	0
Issued as reinvestment of distributions
Institutional Class	20	268	1	16
Administrative Class	1,387	18,661	1,260	17,788
Advisor Class	203	2,727	158	2,243
Class M	0	0	0	0
Cost of shares redeemed
Institutional Class	(47)	(638)	(29)	(425)
Administrative Class	(5,373)	(73,685)	(7,503)	(106,453)
Advisor Class	(1,523)	(20,808)	(2,194)	(31,680)
Class M	0	0	0	0
Net (decrease) resulting from Portfolio share transactions	(184)	$(2,630)	(2,916)	$(40,036)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 70% of the Portfolio. One shareholder is a related party and comprises 58% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$8,793	$693	$(17,601)	$(11)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$296,676	$9,254	$(25,428)	$(16,174)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$16,006	$5,650	$—
12/31/2013	$17,406	$2,641	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Class M Shareholders of PIMCO Emerging Markets Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for Class M present fairly, in all material respects, the financial position of PIMCO Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for Class M for the period November 10, 2014 (commencement of Class M operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

38	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
BRL	Brazilian Real	JPY	Japanese Yen	MYR	Malaysian Ringgit
COP	Colombian Peso	KRW	South Korean Won	RUB	Russian Ruble
EUR	Euro	MXN	Mexican Peso	USD (or $)	United States Dollar
INR	Indian Rupee

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio	TBD	To Be Determined
JSC	Joint Stock Company

ANNUAL REPORT	DECEMBER 31, 2014	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT14AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Foreign Bond Portfolio (Unhedged)

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited

4	PIMCO VARIABLE INSURANCE TRUST

and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Foreign Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

United States	15.2%
United Kingdom	14.7%
Italy	14.5%
Spain	13.7%
Short-Term Instruments‡	10.3%
France	10.0%
Brazil	6.8%
Other	14.8%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	Class Inception (04/30/2008)
PIMCO Foreign Bond Portfolio (Unhedged) Administrative Class	0.40%	3.31%	3.97%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD±	-2.34%	1.05%	1.98%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.93% for Administrative Class shares.

± JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$936.60	$1,020.73
Expenses Paid During Period†	$4.47	$4.66
Net Annualized Expense Ratio	0.91%	0.91%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Positions in non-Agency mortgage-backed securities and European residential mortgage-backed securities contributed to performance as spreads on these securities tightened over the reporting period.

»	Exposure to European covered bonds contributed to performance as spreads on these securities tightened over the reporting period.

»	An overweight to the long-end of the Japanese yield curve contributed to performance as Japanese sovereign yields declined over the reporting period.

»

An overweight to duration (or sensitivity to changes in market interest rates) in Italy and Spain contributed to relative performance as European sovereign peripheral spreads tightened over the reporting period.

»	Exposure to Brazilian local bonds and an overweight to Mexican local duration, on the intermediate portion of the yield curve, contributed to performance as yields declined over the reporting period.

»	An underweight to the Japanese yen and the euro contributed to performance as these currencies depreciated versus the U.S. dollar over the reporting period.

»	An underweight to core European duration detracted from performance as German bund yields declined over the reporting period.

»	An underweight to duration in the U.K. detracted from performance as U.K. gilt yields declined over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Foreign Bond Portfolio (Unhedged)

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year	$10.74	$11.81	$12.09	$11.40	$10.64
Net investment income (a)	0.25	0.23	0.32	0.25	0.15
Net realized/unrealized gain (loss)	(0.20)	(0.99)	0.32	0.72	0.85
Net increase (decrease) from investment operations	0.05	(0.76)	0.64	0.97	1.00
Dividends from net investment income	(0.23)	(0.20)	(0.65)	(0.24)	(0.15)
Distributions from net realized capital gains	(0.03)	(0.11)	(0.27)	(0.04)	(0.09)
Total distributions	(0.26)	(0.31)	(0.92)	(0.28)	(0.24)
Net asset value end of year	$10.53	$10.74	$11.81	$12.09	$11.40
Total return	0.40%	(6.47)%	5.50%	8.53%	9.47%
Net assets end of year (000s)	$10,388	$12,314	$9,943	$8,472	$9,956
Ratio of expenses to average net assets	0.91%	0.93%	0.94%	0.90%	0.91%
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	2.28%	2.05%	2.69%	2.08%	1.33%
Portfolio turnover rate	277%	174%	309%	166%	304%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$39,576
Investments in Affiliates	1,833
Financial Derivative Instruments
Exchange-traded or centrally cleared	66
Over the counter	2,131
Cash	1
Deposits with counterparty	425
Foreign currency, at value	325
Receivable for investments sold	10,785
Receivable for Portfolio shares sold	3
Interest receivable	417
Dividends receivable from Affiliates	13
55,575

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$2,208
Payable for short sales	3,328
Financial Derivative Instruments
Exchange-traded or centrally cleared	26
Over the counter	2,351
Payable for investments purchased	8,327
Payable for investments in Affiliates purchased	13
Deposits from counterparty	300
Payable for Portfolio shares redeemed	42
Accrued investment advisory fees	9
Accrued supervisory and administrative fees	17
Accrued distribution fees	6
Accrued servicing fees	2
Other liabilities	1
16,630

Net Assets	$38,945

Net Assets Consist of:
Paid in capital	$39,395
(Overdistributed) net investment income	(873)
Accumulated net realized gain	38
Net unrealized appreciation	385
$38,945

Net Assets:
Institutional Class	$10
Administrative Class	10,388
Advisor Class	28,547

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	987
Advisor Class	2,712

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.53
Administrative Class	10.53
Advisor Class	10.53

Cost of Investments in Securities	$39,790
Cost of Investments in Affiliates	$1,839
Cost of Foreign Currency Held	$325
Proceeds Received on Short Sales	$3,323
Cost or Premiums of Financial Derivative Instruments, net	$(246)

* Includes repurchase agreements of:	$181

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$1,436
Dividends from Investments in Affiliates	20
Total Income	1,456

Expenses:
Investment advisory fees	114
Supervisory and administrative fees	228
Servicing fees - Administrative Class	17
Distribution and/or servicing fees - Advisor Class	85
Trustee fees	1
Interest expense	6
Total Expenses	451

Net Investment Income	1,005

Net Realized Gain (Loss):
Investments in securities	513
Investments in Affiliates	(5)
Exchange-traded or centrally cleared financial derivative instruments	157
Over the counter financial derivative instruments	(1,033)
Foreign currency	362
Net Realized (Loss)	(6)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,454)
Investments in Affiliates	(6)
Exchange-traded or centrally cleared financial derivative instruments	544
Over the counter financial derivative instruments	443
Foreign currency assets and liabilities	174
Net Change in Unrealized (Depreciation)	(299)
Net (Loss)	(305)

Net Increase in Net Assets Resulting from Operations	$700

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,005	$977
Net realized (loss)	(6)	(3,545)
Net change in unrealized (depreciation)	(299)	(713)
Net increase (decrease) in net assets resulting from operations	700	(3,281)

Distributions to Shareholders:
From net investment income
Institutional Class	(0)	(0)
Administrative Class	(242)	(219)
Advisor Class	(679)	(638)
From net realized capital gains
Institutional Class	(0)	(0)
Administrative Class	(31)	(123)
Advisor Class	(84)	(377)

Total Distributions	(1,036)	(1,357)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(10,575)	10,697

Total Increase (Decrease) in Net Assets	(10,911)	6,059

Net Assets:
Beginning of year	49,856	43,797
End of year*	$38,945	$49,856

* Including (overdistributed) net investment income of:	$(873)	$(793)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged)

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.6%

AUSTRALIA 2.4%

CORPORATE BONDS & NOTES 1.4%
GE Capital Australia Funding Pty. Ltd.
7.000% due 07/16/2015	AUD	400	$333
Westpac Banking Corp.
1.850% due 11/26/2019		$200	200

			533

SOVEREIGN ISSUES 1.0%
New South Wales Treasury Corp.
2.750% due 11/20/2025	AUD	122	119
Queensland Treasury Corp.
4.250% due 07/21/2023		300	267

			386

Total Australia (Cost $994)			919

BRAZIL 7.2%

CORPORATE BONDS & NOTES 0.7%
Petrobras Global Finance BV
3.250% due 03/17/2017		$300	284

SOVEREIGN ISSUES 6.5%
Banco Nacional de Desenvolvimento Economico e Social
4.000% due 04/14/2019		200	198
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	4,600	1,633
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		300	102
10.000% due 01/01/2025		1,800	593

			2,526

Total Brazil (Cost $3,251)			2,810

CANADA 1.5%

CORPORATE BONDS & NOTES 1.0%
Toronto-Dominion Bank
0.695% due 07/02/2019		$400	400

SOVEREIGN ISSUES 0.5%
Province of Ontario
3.450% due 06/02/2045	CAD	100	89
6.200% due 06/02/2031		100	121

			210

Total Canada (Cost $619)			610

DENMARK 0.4%

CORPORATE BONDS & NOTES 0.4%
Nykredit Realkredit A/S
2.000% due 01/01/2015	DKK	600	98
Realkredit Danmark A/S
2.000% due 01/01/2015		400	65

Total Denmark (Cost $181)			163

FRANCE 10.6%

CORPORATE BONDS & NOTES 1.8%
BNP Paribas Home Loan SFH
2.200% due 11/02/2015		$200	203
Cie de Financement Foncier S.A.
2.500% due 09/16/2015		200	202

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Agricole S.A.
0.785% due 06/12/2017		$300	$300

			705

SOVEREIGN ISSUES 8.8%
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		300	321
France Government Bond
1.000% due 11/25/2018 (f)	EUR	1,100	1,380
1.750% due 11/25/2024		100	132
3.250% due 05/25/2045		200	317
4.000% due 10/25/2038		125	217
4.500% due 04/25/2041		500	949
France Treasury Notes
2.500% due 07/25/2016		100	126

			3,442

Total France (Cost $4,050)			4,147

GERMANY 0.9%

CORPORATE BONDS & NOTES 0.2%
KFW
6.000% due 08/20/2020	AUD	100	95

SOVEREIGN ISSUES 0.7%
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	213	265

Total Germany (Cost $407)			360

GREECE 0.4%

SOVEREIGN ISSUES 0.4%
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	10,000	68
5.000% due 08/22/2016		10,000	73

Total Greece (Cost $184)			141

HONG KONG 0.8%

CORPORATE BONDS & NOTES 0.8%
CNOOC Finance Ltd.
3.875% due 05/02/2022		$300	306

Total Hong Kong (Cost $295)			306

IRELAND 1.3%

ASSET-BACKED SECURITIES 0.4%
Mercator CLO PLC
0.314% due 02/18/2024	EUR	115	138

CORPORATE BONDS & NOTES 0.9%
Depfa ACS Bank
4.375% due 01/15/2015		300	363

Total Ireland (Cost $520)			501

ITALY 15.5%

CORPORATE BONDS & NOTES 2.4%
Banca Carige SpA
3.875% due 10/24/2018	EUR	200	266
Banco Popolare SC
3.250% due 09/30/2016		200	247
Intesa Sanpaolo SpA
3.625% due 08/12/2015		$400	406

			919

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 1.0%
Berica Residential MBS SRL
0.383% due 03/31/2048	EUR	45	$53
Claris ABS
0.538% due 10/31/2060		132	158
Giovecca Mortgages SRL
0.682% due 04/23/2048		137	166

			377

SOVEREIGN ISSUES 12.1%
Italy Buoni Poliennali Del Tesoro
3.750% due 09/01/2024		300	424
4.500% due 05/01/2023		200	295
4.500% due 03/01/2024		200	298
4.750% due 08/01/2023		1,500	2,256
4.750% due 09/01/2028		300	459
4.750% due 09/01/2044		300	471
5.500% due 11/01/2022		200	311
Italy Government International Bond
6.000% due 08/04/2028	GBP	100	192

			4,706

Total Italy (Cost $6,044)			6,002

MEXICO 1.8%

SOVEREIGN ISSUES 1.8%
Mexico Government International Bond
4.750% due 06/14/2018	MXN	4,000	271
7.500% due 06/03/2027		5,600	424

Total Mexico (Cost $795)			695

NETHERLANDS 0.5%

ASSET-BACKED SECURITIES 0.2%
Euro-Galaxy CLO BV
0.322% due 10/23/2021	EUR	71	86

CORPORATE BONDS & NOTES 0.3%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
8.375% due 07/26/2016 (d)		$100	107

Total Netherlands (Cost $198)			193

POLAND 2.6%

SOVEREIGN ISSUES 2.6%
Poland Government International Bond
3.250% due 07/25/2025	PLN	2,600	785
4.000% due 10/25/2023		700	223

Total Poland (Cost $1,047)			1,008

PORTUGAL 0.3%

CORPORATE BONDS & NOTES 0.3%
Novo Banco S.A.
5.875% due 11/09/2015	EUR	100	122

Total Portugal (Cost $135)			122

SLOVENIA 2.0%

SOVEREIGN ISSUES 2.0%
Slovenia Government International Bond
4.375% due 01/18/2021	EUR	100	140
4.700% due 11/01/2016		200	259
5.125% due 03/30/2026		100	154
5.250% due 02/18/2024		$200	221

Total Slovenia (Cost $768)			774

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPAIN 14.6%

CORPORATE BONDS & NOTES 2.2%
Ayt Cedulas Cajas Global
0.186% due 02/22/2018	EUR	100	$119
Bankia S.A.
3.500% due 12/14/2015		300	374
BPE Financiaciones S.A.
2.875% due 05/19/2016		100	124
Cedulas Fondo de Titulizacion de Activos
3.875% due 05/23/2025		100	144
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		$100	100

			861

SOVEREIGN ISSUES 12.4%
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	200	270
Instituto de Credito Oficial
4.530% due 03/17/2016	CAD	100	87
Spain Government International Bond
2.750% due 10/31/2024	EUR	600	801
3.300% due 07/30/2016		300	379
3.800% due 04/30/2024		200	290
4.800% due 01/31/2024		200	310
5.150% due 10/31/2028		200	325
5.400% due 01/31/2023		1,400	2,217
Xunta de Galicia
5.763% due 04/03/2017		100	134

			4,813

Total Spain (Cost $5,755)			5,674

SWEDEN 0.8%

CORPORATE BONDS & NOTES 0.5%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	1,000	139
Swedbank Hypotek AB
3.750% due 12/20/2017		300	42

			181

SOVEREIGN ISSUES 0.3%
Sweden Government International Bond
4.250% due 03/12/2019		900	135

Total Sweden (Cost $356)			316

UNITED KINGDOM 15.7%

ASSET-BACKED SECURITIES 0.5%
Motor PLC
0.650% due 08/25/2021		$195	195

CORPORATE BONDS & NOTES 1.7%
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	200	237
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	100	193
NRAM Covered Bond LLP
5.625% due 06/22/2017		$200	220

			650

MORTGAGE-BACKED SECURITIES 6.2%
Eurosail PLC
0.242% due 12/10/2044	EUR	64	75

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.242% due 03/13/2045	EUR	71	$82
0.720% due 03/13/2045	GBP	141	211
Fosse Master Issuer PLC
2.658% due 10/18/2054		100	158
Granite Master Issuer PLC
0.305% due 12/20/2054		$118	115
0.505% due 12/20/2054		100	98
Granite Mortgages PLC
0.880% due 06/20/2044	GBP	31	48
Great Hall Mortgages PLC
0.373% due 06/18/2039		$56	53
Hercules Eclipse PLC
0.797% due 10/25/2018	GBP	186	287
Kensington Mortgage Securities PLC
0.252% due 06/14/2040	EUR	53	61
Leek Finance PLC
0.507% due 09/21/2038		$237	247
Mansard Mortgages PLC
1.210% due 12/15/2049	GBP	172	261
Newgate Funding PLC
1.560% due 12/15/2050		192	290
RMAC Securities PLC
0.233% due 06/12/2044	EUR	149	168
0.730% due 06/12/2044	GBP	167	243

			2,397

SOVEREIGN ISSUES 7.3%
United Kingdom Gilt
2.750% due 09/07/2024		100	169
3.250% due 01/22/2044 (f)		800	1,438
4.250% due 06/07/2032		200	402
4.250% due 12/07/2040		400	837

			2,846

Total United Kingdom (Cost $5,455)			6,088

UNITED STATES 16.0%

ASSET-BACKED SECURITIES 0.5%
HSBC Home Equity Loan Trust
0.315% due 03/20/2036		$30	29
Panhandle-Plains Higher Education Authority, Inc.
1.385% due 10/01/2035		52	53
SLM Student Loan Trust
0.342% due 12/15/2023	EUR	104	123

			205

CORPORATE BONDS & NOTES 1.0%
Ally Financial, Inc.
4.625% due 06/26/2015		$300	302
International Lease Finance Corp.
6.750% due 09/01/2016		100	107

			409

MORTGAGE-BACKED SECURITIES 5.0%
Citigroup Commercial Mortgage Trust
0.911% due 06/15/2033		300	301
Citigroup Mortgage Loan Trust, Inc.
2.280% due 09/25/2035		20	20
Commercial Mortgage Trust
2.048% due 07/10/2046 (a)		1,216	37
2.405% due 07/10/2046 (a)		1,537	65
Credit Suisse Mortgage Capital Certificates
5.773% due 12/16/2049		167	177

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DBUBS Mortgage Trust
0.247% due 11/10/2046 (a)	$200	$3
1.374% due 11/10/2046 (a)	466	11
First Horizon Mortgage Pass-Through Trust
2.581% due 05/25/2037 ^	56	45
HarborView Mortgage Loan Trust
0.444% due 02/19/2036	418	316
Impac CMB Trust
0.890% due 10/25/2034	102	90
IndyMac Mortgage Loan Trust
0.410% due 07/25/2035	35	32
JPMorgan Chase Commercial Mortgage Securities Trust
4.070% due 11/15/2043	200	215
JPMorgan Mortgage Trust
2.585% due 02/25/2036 ^	35	32
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.021% due 08/15/2032	66	63
Merrill Lynch Mortgage Investors Trust
2.472% due 02/25/2035	20	20
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.882% due 08/12/2049	100	109
Morgan Stanley Bank of America Merrill Lynch Trust
1.480% due 12/15/2048 (a)	389	24
Royal Bank of Scotland Capital Funding Trust
6.040% due 12/16/2049	91	96
Structured Asset Securities Corp. Trust
2.619% due 10/28/2035	76	73
Thornburg Mortgage Securities Trust
1.794% due 06/25/2047	22	20
WaMu Commercial Mortgage Securities Trust
5.362% due 03/23/2045	165	169
Wells Fargo Mortgage-Backed Securities Trust
2.605% due 10/25/2035	47	47

		1,965

U.S. GOVERNMENT AGENCIES 4.8%
Fannie Mae
0.600% due 11/25/2040	75	75
0.620% due 11/25/2040	101	103
3.500% due 02/01/2030	1,000	1,055
Freddie Mac
0.761% due 12/15/2037	22	22
NCUA Guaranteed Notes
0.527% due 11/06/2017	418	419
0.717% due 12/08/2020	137	138
Small Business Administration
5.980% due 05/01/2022	59	64

		1,876

U.S. TREASURY OBLIGATIONS 4.7%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022	105	102
0.125% due 07/15/2022 (h)	103	101
0.125% due 01/15/2023 (h)(j)	1,234	1,196
2.375% due 01/15/2025	378	445

		1,844

Total United States (Cost $6,269)		6,299

SHORT-TERM INSTRUMENTS 6.3%

CERTIFICATES OF DEPOSIT 1.8%
Credit Suisse
0.553% due 08/24/2015	$300	300

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intesa Sanpaolo SpA
1.650% due 04/07/2015		$400	$401

			701

REPURCHASE AGREEMENTS (e) 0.5%
			181

MEXICO TREASURY BILLS 4.0%
2.989% due 02/19/2015 - 05/14/2015 (b)	MXN	23,280	1,566

Total Short-Term Instruments (Cost $2,467)			2,448

Total Investments in Securities (Cost $39,790)			39,576

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.7%

SHORT-TERM INSTRUMENTS 4.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.7%
PIMCO Short-Term Floating NAV Portfolio	1,514	$15
PIMCO Short-Term Floating NAV Portfolio III	183,408	1,818

Total Short-Term Instruments (Cost $1,839)		1,833

Total Investments in Affiliates (Cost $1,839)		1,833

Total Investments 106.3% (Cost $41,629)		$41,409

Financial Derivative Instruments (g)(i) (0.5%) (Cost or Premiums, net $(246))		(180)

Other Assets and Liabilities, net (5.8%)		(2,284)

Net Assets 100.0%		$38,945

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$181	Fannie Mae 2.200% due 10/17/2022	$(189)	$181	$181

Total Repurchase Agreements						$(189)	$181	$181

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPS	0.050%	10/16/2014	01/16/2015	EUR	(1,146)	$(1,374)
	0.699%	11/17/2014	02/12/2015	GBP	(541)	(834)

Total Sale-Buyback Transactions						$(2,208)

(2)

As of December 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2014 was $1,089 at a weighted average interest rate of 0.443%.

(3)	Payable for sale-buyback transactions includes $3 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	01/01/2045	$300	$(311)	$(312)
Fannie Mae	4.000%	02/01/2045	1,100	(1,170)	(1,171)
Fannie Mae	4.500%	01/01/2045	1,700	(1,842)	(1,845)

Total Short Sales				$(3,323)	$(3,328)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(f)	Securities with an aggregate market value of $2,278 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$181	$0	$0	$0	$181	$(189)	$(8)

Master Securities Forward Transaction Agreement
BPS	0	0	(2,208)	0	(2,208)	2,278	70

Total Borrowings and Other Financing Transactions	$181	$0	$(2,208)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Bond March Futures	Long	03/2015	4	$1	$1	$0
Australia Government 10-Year Bond March Futures	Long	03/2015	5	6	5	0
Call Options Strike @ EUR 152.500 on Euro-Bund 10-Year Bond March Futures	Long	02/2015	6	16	0	0
Call Options Strike @ EUR 153.500 on Euro-Bund 10-Year Bond March Futures	Short	02/2015	6	(13)	0	0
Call Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond March Futures	Short	02/2015	6	(8)	0	0
Canada Government 10-Year Bond March Futures	Short	03/2015	7	1	0	(4)
Euro-Bobl March Futures	Long	03/2015	2	2	0	0
Euro-Bund 10-Year Bond March Futures	Long	03/2015	19	40	1	0
Euro-Buxl 30-Year Bond March Futures	Long	03/2015	2	8	1	0
Euro-OAT France Government 10-Year Bond March Futures	Long	03/2015	2	5	0	0
U.S. Treasury 10-Year Note March Futures	Long	03/2015	38	29	8	0
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	2	4	1	0
U.S. Treasury Ultra Long-Term Bond March Futures	Short	03/2015	2	(17)	0	(1)
United Kingdom Long Gilt March Futures	Long	03/2015	7	32	6	0

Total Futures Contracts				$106	$23	$(5)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
iTraxx Europe Senior 22 5-Year Index	(1.000%	)	12/20/2019	EUR 2,000	$(39)	$(11)	$4	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month PLN-WIBOR	2.250%	03/18/2025	PLN	100	$0	$0	$0	$0
Pay	3-Month PLN-WIBOR	2.250%	06/17/2025		100	0	0	0	0
Receive	3-Month USD-LIBOR	0.800%	09/25/2017	$	19,900	280	10	0	0
Pay	3-Month USD-LIBOR	3.000%	06/20/2023		2,100	24	141	2	0
Receive	3-Month USD-LIBOR	3.000%	12/18/2023		2,200	(145)	(158)	0	(2)
Pay	3-Month USD-LIBOR	4.500%	06/19/2024		300	22	24	0	0
Receive	3-Month USD-LIBOR	3.000%	12/17/2024		1,900	(126)	5	0	(2)
Receive	3-Month USD-LIBOR	2.750%	06/17/2025		100	(3)	0	0	0
Pay	3-Month USD-LIBOR	3.500%	12/17/2034		100	14	6	0	0
Pay	3-Month USD-LIBOR	3.500%	12/17/2044		300	52	33	0	0
Pay	6-Month AUD-BBR-BBSW	3.250%	12/17/2019	AUD	1,000	22	18	4	0
Pay	6-Month AUD-BBR-BBSW	3.000%	06/17/2020		400	4	3	2	0
Pay	6-Month EUR-EURIBOR	1.250%	03/18/2025	EUR	1,200	58	38	2	0
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		1,400	(226)	(177)	0	(6)
Receive	6-Month GBP-LIBOR	1.750%	12/17/2016	GBP	1,000	(18)	(21)	0	0
Receive	6-Month GBP-LIBOR	1.500%	12/17/2016		1,100	(20)	(14)	0	(1)
Receive	6-Month GBP-LIBOR	1.500%	03/18/2017		100	(2)	(2)	0	0
Receive	6-Month GBP-LIBOR	2.250%	12/17/2019		900	(56)	(53)	0	(2)
Pay	6-Month GBP-LIBOR	2.750%	03/18/2025		600	76	33	5	0
Receive	6-Month GBP-LIBOR	3.000%	09/16/2045		300	(77)	(65)	0	(8)
Receive	6-Month JPY-LIBOR	0.500%	09/17/2021	JPY	210,000	(23)	(11)	0	0
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033		700,000	446	505	17	0
Pay	6-Month JPY-LIBOR	1.500%	12/20/2044		110,000	39	41	3	0
Pay	28-Day MXN-TIIE	4.300%	09/01/2016	MXN	35,600	(3)	(3)	0	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		5,400	(5)	(2)	1	0
Pay	28-Day MXN-TIIE	5.630%	07/07/2021		2,100	0	(1)	1	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		1,800	(1)	0	1	0
Pay	28-Day MXN-TIIE	5.620%	11/09/2021		1,000	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		400	0	0	0	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		1,000	1	0	1	0

						$332	$349	$39	$(21)

Total Swap Agreements						$293	$338	$43	$(21)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(h)	Securities with an aggregate market value of $351 and cash of $425 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability				Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$23	$43	$66	$0		$(5)		$(21)		$(26)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2015		BRL	1,535	$		578	$0	$0
	01/2015		ILS	311			83	3	0
	01/2015		JPY	21,900			183	0	0
	01/2015		PLN	563			166	7	0
	01/2015	$		580		BRL	1,535	1	(4)
	01/2015			687		EUR	554	0	(18)
	01/2015			6,723		JPY	792,919	0	(103)
	01/2015			1,663		SEK	12,350	0	(79)
	02/2015		MYR	884	$		270	19	0
	02/2015	$		40		INR	2,504	0	(1)
	07/2015		BRL	734	$		266	3	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	09/2015	$		20		CNY	123	$0	$0

BPS	01/2015		BRL	1,636	$		619	3	0
	01/2015		EUR	291			360	8	0
	01/2015		GBP	107			167	0	0
	01/2015	$		630		BRL	1,636	0	(14)
	01/2015			1,993		CHF	1,929	0	(52)
	01/2015			8,137		EUR	6,677	0	(58)
	01/2015			271		ILS	1,051	0	(2)
	02/2015		EUR	6,677	$		8,140	59	0
	02/2015		MXN	8,525			629	52	0
	02/2015		MYR	165			50	3	0
	02/2015	$		966		MXN	12,759	0	(103)
	07/2015		BRL	4,100	$		1,627	160	0

BRC	01/2015		DKK	1,020			174	8	0
	01/2015		PLN	957			282	12	0
	01/2015	$		30		ILS	114	0	(1)
	02/2015		MXN	1,234	$		91	8	0
	02/2015		MYR	165			50	3	0
	02/2015	$		20		INR	1,252	0	0
	02/2015			182		MXN	2,469	0	(15)
	04/2015		BRL	271	$		112	12	0
	09/2015	$		71		CNY	430	0	(3)

CBK	01/2015		BRL	2,246	$		949	104	0
	01/2015		EUR	577			714	15	0
	01/2015		SGD	811			626	14	0
	01/2015	$		847		BRL	2,246	0	(2)
	01/2015			683		INR	42,541	0	(12)
	01/2015			48		JPY	5,700	0	(1)
	02/2015		MYR	371	$		113	8	0
	02/2015	$		40		INR	2,504	0	(1)
	02/2015			360		MXN	5,262	0	(4)
	05/2015		MXN	11,379	$		771	6	0
	09/2015	$		274		CNY	1,656	0	(11)

DUB	01/2015		BRL	2,584	$		977	4	0
	01/2015	$		1,004		BRL	2,584	0	(32)
	01/2015			263		EUR	214	0	(4)
	01/2015			150		ILS	568	0	(4)
	02/2015		BRL	539	$		201	0	0
	02/2015		INR	8,927			142	2	0
	02/2015	$		105		BRL	277	0	(1)
	02/2015			1,951		CHF	1,929	0	(10)
	07/2015		BRL	2,584	$		953	28	0

FBF	01/2015			1,417			573	40	0
	01/2015	$		547		BRL	1,417	0	(15)
	02/2015		INR	7,801	$		124	2	0
	07/2015		BRL	1,917			725	39	0

GLM	01/2015		EUR	7,086			8,847	273	0
	01/2015		ILS	309			83	3	0
	01/2015		PLN	444			132	7	0
	01/2015		$	25		EUR	20	0	0
	01/2015			277		JPY	32,900	0	(2)
	01/2015			2,029		NZD	2,599	0	(1)
	01/2015			45		SEK	355	0	0
	02/2015		MXN	12,693	$		967	109	0
	02/2015		MYR	659			200	13	0

HUS	01/2015		AUD	153			128	3	0
	01/2015		BRL	670			277	25	0
	01/2015		ILS	1,209			321	11	0
	01/2015		$	2,872		AUD	3,362	0	(127)
	01/2015			252		BRL	670	0	0
	01/2015			3,672		CAD	4,190	0	(65)
	01/2015			2,450		SGD	3,139	0	(81)
	01/2015		ZAR	301	$		27	1	0
	02/2015		AUD	20			16	0	0
	02/2015		BRL	154			57	0	0
	02/2015		$	10		INR	626	0	0
	04/2015		MXN	2,180	$		150	4	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
JPM	01/2015	AUD	136	$		116	$5	$0
	01/2015	BRL	1,778			736	67	0
	01/2015	$	678		BRL	1,778	1	(10)
	01/2015		608		EUR	490	0	(15)
	01/2015		502		GBP	320	0	(3)
	01/2015		20		ILS	76	0	(1)
	01/2015		45		JPY	5,300	0	(1)
	02/2015	MXN	9,524	$		652	8	0
	02/2015	MYR	165			50	3	0
	02/2015	$	6,770		JPY	814,919	35	0
	02/2015		2,098		KRW	2,195,306	0	(96)
	02/2015		54		MXN	794	0	0
	07/2015	BRL	776	$		279	2	(1)

MSB	01/2015	AUD	3,119			2,554	8	0
	01/2015	BRL	1,030			388	4	(3)
	01/2015	CAD	4,190			3,607	1	0
	01/2015	GBP	182			286	2	0
	01/2015	NZD	2,599			2,021	0	(7)
	01/2015	$	388		BRL	1,030	0	0
	01/2015		1,934		NOK	13,500	0	(122)
	02/2015	BRL	328	$		123	0	0
	02/2015	MXN	1,870			132	6	0
	02/2015	$	2,549		AUD	3,119	0	(8)
	02/2015		57		BRL	145	0	(2)
	02/2015		3,605		CAD	4,190	0	(1)
	02/2015		2,015		NZD	2,599	7	0
	04/2015		291		BRL	800	3	0
	09/2015		20		CNY	123	0	0

NGF	01/2015	BRL	191	$		70	0	(2)
	01/2015	$	72		BRL	191	0	0

RBC	02/2015	MXN	7,764	$		560	35	0

UAG	01/2015	BRL	596			242	19	(1)
	01/2015	PLN	1,578			470	25	0
	01/2015	$	39		AUD	47	0	0
	01/2015		224		BRL	596	0	0
	01/2015		1,151		MYR	3,765	0	(76)
	01/2015		188		SGD	248	0	(2)
	02/2015	CNY	2,173	$		352	0	(1)
	02/2015	MYR	1,329			395	17	0
	03/2015	CHF	700			726	21	0

Total Forward Foreign Currency Contracts							$1,341	$(1,178)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
CBK	Call - OTC USD versus JPY	JPY	114.000	02/03/2015	$400	$8	$20

FBF	Call - OTC USD versus JPY		114.000	02/03/2015	300	6	15

GLM	Call - OTC USD versus CHF	CHF	1.210	03/09/2015	2,000	0	0

HUS	Call - OTC USD versus JPY	JPY	131.000	01/14/2015	7,000	1	0

MSB	Call - OTC USD versus CAD	CAD	1.400	03/17/2015	4,000	0	0

						$15	$35

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	500	$41	$5

GLM	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	11/26/2015	EUR	700	12	19

								$53	$24

Total Purchased Options								$68	$59

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	03/18/2015	$	300	$(1)	$0

BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	200	0	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		200	0	0

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		400	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		200	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		200	(1)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		200	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		200	0	0

GST	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		200	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		200	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		100	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		400	(1)	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		200	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		200	(1)	0

							$(6)	$(2)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	2.640	06/10/2015	$200	$(6)	$(13)
	Put - OTC USD versus JPY	JPY	93.000	09/08/2016	400	(7)	(2)
	Put - OTC USD versus JPY		80.000	02/18/2019	300	(17)	(4)
	Put - OTC USD versus JPY		80.000	02/28/2019	200	(10)	(3)

BPS	Call - OTC USD versus BRL	BRL	2.700	05/29/2015	300	(7)	(15)

BRC	Put - OTC USD versus JPY	JPY	91.000	02/18/2016	200	(5)	0
	Put - OTC USD versus JPY		94.750	04/21/2016	300	(9)	(1)
	Put - OTC USD versus JPY		97.000	09/08/2016	300	(7)	(3)

CBK	Call - OTC USD versus BRL	BRL	2.600	03/11/2015	100	(2)	(5)
	Call - OTC USD versus BRL		2.740	06/08/2015	300	(7)	(13)
	Call - OTC USD versus JPY	JPY	116.000	02/03/2015	400	(5)	(14)
	Call - OTC USD versus JPY		118.000	02/03/2015	400	(3)	(9)
	Put - OTC USD versus JPY		93.000	04/21/2016	100	(2)	0
	Put - OTC USD versus JPY		95.000	09/08/2016	600	(13)	(4)

DUB	Put - OTC USD versus JPY		92.000	05/19/2016	300	(7)	(1)

FBF	Call - OTC USD versus JPY		116.000	02/03/2015	300	(4)	(11)
	Call - OTC USD versus JPY		118.000	02/03/2015	300	(2)	(7)

GLM	Call - OTC USD versus BRL	BRL	2.650	05/29/2015	100	(3)	(6)
	Call - OTC USD versus BRL		2.710	06/02/2015	100	(3)	(5)
	Put - OTC USD versus JPY	JPY	91.000	02/18/2016	200	(4)	0

JPM	Put - OTC USD versus JPY		91.000	02/18/2016	500	(13)	(1)

MSB	Call - OTC USD versus BRL	BRL	2.650	06/08/2015	200	(6)	(12)

UAG	Call - OTC USD versus BRL		2.640	06/15/2015	300	(8)	(20)

						$(150)	$(149)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	2,100	$(40)	$(14)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.650%	01/22/2015	GBP	300	(2)	(5)
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.000%	01/22/2015		300	(2)	0
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.564%	11/26/2015	EUR	300	(12)	(24)

								$(56)	$(43)

Total Written Options								$(212)	$(194)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	6	$8,300	AUD	0	EUR	2,400	GBP	0	$(69)
Sales	96	22,700		400		5,300		700	(308)
Closing Buys	(2)	(1,500)		0		0		0	17
Expirations	(62)	(18,800)		(400)		(3,300)		(100)	121
Exercised	(38)	(1,900)		0		(1,200)		0	27

Balance at End of Period	0	$8,800	AUD	0	EUR	3,200	GBP	600	$(212)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Royal Bank of Scotland Group PLC	(1.000%	)	12/20/2019	0.502%	EUR 100	$(3)	$0	$0	$(3)

MYC	Royal Bank of Scotland Group PLC	(1.000%	)	03/20/2020	0.525%	100	(3)	0	0	(3)

							$(6)	$0	$0	$(6)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.681%	$ 200	$(10)	$5	$0	$(5)

BPS	Italy Government International Bond	1.000%	09/20/2019	1.155%	100	0	(1)	0	(1)

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.681%	100	(4)	1	0	(3)
	Italy Government International Bond	1.000%	03/20/2019	1.069%	500	(9)	8	0	(1)

DUB	Italy Government International Bond	1.000%	06/20/2019	1.114%	200	(2)	1	0	(1)
	Italy Government International Bond	1.000%	09/20/2019	1.155%	100	0	(1)	0	(1)
	Japan Government International Bond	1.000%	06/20/2018	0.402%	300	6	0	6	0

GST	Greece Government International Bond	1.000%	12/20/2015	16.350%	EUR 100	(5)	(11)	0	(16)

HUS	Brazil Government International Bond	1.000%	09/20/2019	1.862%	$ 100	(3)	(1)	0	(4)

						$(27)	$1	$6	$(32)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
CBK	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	EUR 200	$7	$(1)	$6	$0

GST	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	100	4	(1)	3	0

						$11	$(2)	$9	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	400	$	495	$0	$(10)	$0	$(10)
BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		800		1,055	(62)	(23)	0	(85)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		500		659	(36)	(17)	0	(53)
CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		400		493	0	(8)	0	(8)
DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		800		991	1	(22)	0	(21)
FBF	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2017	CHF	300		309	0	(7)	0	(7)
GLM	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	900		1,114	0	(23)	0	(23)
UAG	Floating rate equal to 3-Month CHF-LIBOR less 0.210% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016		200		207	7	(12)	202	(207)
	Floating rate equal to 3-Month CHF-LIBOR less 0.225% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016		300		311	10	(18)	302	(310)
	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016		200		207	6	(12)	201	(207)

								$(74)	$(152)	$705	$(931)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	1-Year BRL-CDI	11.500%	01/04/2021	BRL	1,200	$(7)	$14	$7	$0
	Receive	1-Year BRL-CDI	12.230%	01/04/2021		800	0	(3)	0	(3)

DUB	Receive	1-Year BRL-CDI	11.500%	01/04/2021		600	1	2	3	0
	Receive	1-Year BRL-CDI	12.230%	01/04/2021		1,000	1	(5)	0	(4)

FBF	Pay	28-Day MXN-TIIE	4.620%	09/23/2016	MXN	7,500	0	1	1	0

UAG	Receive	1-Year BRL-CDI	12.230%	01/04/2021	BRL	300	0	(1)	0	(1)
	Pay	28-Day MXN-TIIE	5.010%	10/10/2019	MXN	2,100	(1)	(1)	0	(2)
	Pay	28-Day MXN-TIIE	5.630%	10/11/2021		1,000	0	0	0	0

							$(6)	$7	$11	$(10)

Total Swap Agreements							$(102)	$(146)	$731	$(979)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(j)	Securities with an aggregate market value of $18 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
BOA	$33	$0	$0	$33	$(205)	$(22)	$(15)	$(242)	$(209)	$0	$(209)
BPS	285	0	7	292	(229)	(16)	(142)	(387)	(95)	0	(95)
BRC	43	0	0	43	(19)	(4)	0	(23)	20	0	20
CBK	147	25	6	178	(31)	(60)	(15)	(106)	72	0	72
DUB	34	0	9	43	(51)	(1)	(27)	(79)	(36)	0	(36)
FBF	81	15	1	97	(15)	(18)	(7)	(40)	57	0	57
GLM	405	19	0	424	(3)	(40)	(23)	(66)	358	(300)	58
GST	0	0	3	3	0	0	(16)	(16)	(13)	0	(13)
HUS	44	0	0	44	(273)	0	(4)	(277)	(233)	0	(233)
JPM	121	0	0	121	(127)	(1)	0	(128)	(7)	18	11
MSB	31	0	0	31	(143)	(12)	0	(155)	(124)	0	(124)
MYC	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
NGF	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
RBC	35	0	0	35	0	0	0	0	35	0	35
UAG	82	0	705	787	(80)	(20)	(727)	(827)	(40)	0	(40)

Total Over the Counter	$1,341	$59	$731	$2,131	$(1,178)	$(194)	$(979)	$(2,351)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$23	$23
Swap Agreements	0	4	0	0	39	43

	$0	$4	$0	$0	$66	$66

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,341	$0	$1,341
Purchased Options	0	0	0	35	24	59
Swap Agreements	0	15	0	705	11	731

	$0	$15	$0	$2,081	$35	$2,131

	$6	$19	$0	$2,081	$91	$2,197

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5	$5
Swap Agreements	0	0	0	0	21	21

	$0	$0	$0	$0	$26	$26

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,178	$0	$1,178
Written Options	0	2	0	149	43	194
Swap Agreements	0	38	0	931	10	979

	$0	$40	$0	$2,258	$53	$2,351

	$0	$40	$0	$2,258	$79	$2,377

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$15	$15
Futures	0	0	0	0	809	809
Swap Agreements	0	4	0	0	(671)	(667)

	$0	$4	$0	$0	$153	$157

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,058)	$0	$(1,058)
Purchased Options	0	0	0	(14)	0	(14)
Written Options	0	4	0	85	23	112
Swap Agreements	0	11	0	(275)	191	(73)

	$0	$15	$0	$(1,262)	$214	$(1,033)

	$0	$19	$0	$(1,262)	$367	$(876)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(2)	$(2)
Futures	0	0	0	0	(2)	(2)
Swap Agreements	0	(11)	0	0	559	548

	$0	$(11)	$0	$0	$555	$544

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$569	$0	$569
Purchased Options	0	0	0	20	(70)	(50)
Written Options	0	4	0	0	39	43
Swap Agreements	0	35	0	(152)	(2)	(119)

	$0	$39	$0	$437	$(33)	$443

	$0	$28	$0	$437	$522	$987

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$533	$0	$533
Sovereign Issues	0	386	0	386
Brazil
Corporate Bonds & Notes	0	284	0	284
Sovereign Issues	0	2,526	0	2,526
Canada
Corporate Bonds & Notes	0	400	0	400
Sovereign Issues	0	210	0	210
Denmark
Corporate Bonds & Notes	0	163	0	163
France
Corporate Bonds & Notes	0	705	0	705
Sovereign Issues	0	3,442	0	3,442
Germany
Corporate Bonds & Notes	0	95	0	95
Sovereign Issues	0	265	0	265
Greece
Sovereign Issues	0	141	0	141
Hong Kong
Corporate Bonds & Notes	0	306	0	306
Ireland
Asset-Backed Securities	0	138	0	138
Corporate Bonds & Notes	0	363	0	363
Italy
Corporate Bonds & Notes	0	919	0	919
Mortgage-Backed Securities	0	377	0	377
Sovereign Issues	0	4,706	0	4,706
Mexico
Sovereign Issues	0	695	0	695
Netherlands
Asset-Backed Securities	0	86	0	86
Corporate Bonds & Notes	0	107	0	107
Poland
Sovereign Issues	0	1,008	0	1,008
Portugal
Corporate Bonds & Notes	0	122	0	122
Slovenia
Sovereign Issues	0	774	0	774
Spain
Corporate Bonds & Notes	0	861	0	861
Sovereign Issues	0	4,813	0	4,813
Sweden
Corporate Bonds & Notes	0	181	0	181
Sovereign Issues	0	135	0	135

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
United Kingdom
Asset-Backed Securities	$0	$195	$0	$195
Corporate Bonds & Notes	0	650	0	650
Mortgage-Backed Securities	0	2,397	0	2,397
Sovereign Issues	0	2,846	0	2,846
United States
Asset-Backed Securities	0	205	0	205
Corporate Bonds & Notes	0	409	0	409
Mortgage-Backed Securities	0	1,788	177	1,965
U.S. Government Agencies	0	1,876	0	1,876
U.S. Treasury Obligations	0	1,844	0	1,844
Short-Term Instruments
Certificates of Deposit	0	701	0	701
Repurchase Agreements	0	181	0	181
Mexico Treasury Bills	0	1,566	0	1,566
	$0	$39,399	$177	$39,576

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,833	$0	$0	$1,833

Total Investments	$1,833	$39,399	$177	$41,409

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,328)	$0	$(3,328)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	23	43	0	66
Over the counter	0	2,131	0	2,131
	$23	$2,174	$0	$2,197

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5)	(21)	0	(26)
Over the counter	0	(2,351)	0	(2,351)
	$(5)	$(2,372)	$0	$(2,377)

Totals	$1,851	$35,873	$177	$37,901

There were no significant transfers between Level 1 and 2 during the period ended December 31, 2014. There were assets and liabilities valued at $557 transferred from Level 3 to Level 2 during the period ended December 31, 2014. There were no significant assets and liabilities transferred from Level 2 to Level 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

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Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after

December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s

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Notes to Financial Statements (Cont.)

securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.
■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and

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non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a

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diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home

Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$2,024	$8,101	$(10,110)	$0	$0	$15	$1	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$0	$34,320	$(32,490)	$(5)	$(6)	$1,818	$19	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date.

The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

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(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the

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Notes to Financial Statements (Cont.)

Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and

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considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against

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Notes to Financial Statements (Cont.)

this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on

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registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty

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Notes to Financial Statements (Cont.)

and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15%

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on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Purchases	Sales
$5,182	$1,734

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also

ANNUAL REPORT	DECEMBER 31, 2014	37

Notes to Financial Statements (Cont.)

result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$76,479	$74,631	$35,182	$40,309

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$4	1	$17
Administrative Class	409	4,542	765	8,564
Advisor Class	576	6,379	1,549	17,324
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	25	273	31	342
Advisor Class	70	763	93	1,015
Cost of shares redeemed
Institutional Class	0	(3)	(1)	(15)
Administrative Class	(594)	(6,604)	(491)	(5,424)
Advisor Class	(1,430)	(15,929)	(1,011)	(11,126)
Net increase (decrease) resulting from Portfolio share transactions	(944)	$(10,575)	936	$10,697

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 81% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of

December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$92	$(33)	$(510)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$41,735	$1,141	$(1,466)	$(325)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$486	$550	$—
12/31/2013	$983	$374	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of the PIMCO Foreign Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

40	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NOK	Norwegian Krone
BRL	Brazilian Real	ILS	Israeli Shekel	NZD	New Zealand Dollar
CAD	Canadian Dollar	INR	Indian Rupee	PLN	Polish Zloty
CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	SGD	Singapore Dollar
DKK	Danish Krone	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	MYR	Malaysian Ringgit	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	MBS	Mortgage-Backed Security

ANNUAL REPORT	DECEMBER 31, 2014	41

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	43

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

44	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT17AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Foreign Bond Portfolio (Unhedged)

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited

4	PIMCO VARIABLE INSURANCE TRUST

and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Foreign Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

United States	15.2%
United Kingdom	14.7%
Italy	14.5%
Spain	13.7%
Short-Term Instruments‡	10.3%
France	10.0%
Brazil	6.8%
Other	14.8%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	Class Inception (04/30/2012)
PIMCO Foreign Bond Portfolio (Unhedged) Institutional Class	0.57%	-1.08%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD±	-2.34%	-2.89%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.78% for Institutional Class shares.

± JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$937.40	$1,021.49
Expenses Paid During Period†	$3.73	$3.89
Net Annualized Expense Ratio	0.76%	0.76%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Positions in non-Agency mortgage-backed securities and European residential mortgage-backed securities contributed to performance as spreads on these securities tightened over the reporting period.

»	Exposure to European covered bonds contributed to performance as spreads on these securities tightened over the reporting period.

»	An overweight to the long-end of the Japanese yield curve contributed to performance as Japanese sovereign yields declined over the reporting period.

»

An overweight to duration (or sensitivity to changes in market interest rates) in Italy and Spain contributed to relative performance as European sovereign peripheral spreads tightened over the reporting period.

»	Exposure to Brazilian local bonds and an overweight to Mexican local duration, on the intermediate portion of the yield curve, contributed to performance as yields declined over the reporting period.

»	An underweight to the Japanese yen and the euro contributed to performance as these currencies depreciated versus the U.S. dollar over the reporting period.

»	An underweight to core European duration detracted from performance as German bund yields declined over the reporting period.

»	An underweight to duration in the U.K. detracted from performance as U.K. gilt yields declined over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Foreign Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	12/31/2014	12/31/2013	04/30/2012-12/31/2012

Institutional Class
Net asset value beginning of year or period	$10.74	$11.81	$11.90
Net investment income (a)	0.27	0.24	0.23
Net realized/unrealized gain (loss)	(0.20)	(0.98)	0.14
Net increase (decrease) from investment operations	0.07	(0.74)	0.37
Dividends from net investment income	(0.25)	(0.22)	(0.19)
Distributions from net realized capital gains	(0.03)	(0.11)	(0.27)
Total distributions	(0.28)	(0.33)	(0.46)
Net asset value end of year or period	$10.53	$10.74	$11.81
Total return	0.57%	(6.31)%	3.10%
Net assets end of year or period (000s)	$10	$10	$10
Ratio of expenses to average net assets	0.76%	0.78%	0.79%*
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%*
Ratio of net investment income to average net assets	2.45%	2.18%	2.85%*
Portfolio turnover rate	277%	174%	309%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$39,576
Investments in Affiliates	1,833
Financial Derivative Instruments
Exchange-traded or centrally cleared	66
Over the counter	2,131
Cash	1
Deposits with counterparty	425
Foreign currency, at value	325
Receivable for investments sold	10,785
Receivable for Portfolio shares sold	3
Interest receivable	417
Dividends receivable from Affiliates	13
55,575

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$2,208
Payable for short sales	3,328
Financial Derivative Instruments
Exchange-traded or centrally cleared	26
Over the counter	2,351
Payable for investments purchased	8,327
Payable for investments in Affiliates purchased	13
Deposits from counterparty	300
Payable for Portfolio shares redeemed	42
Accrued investment advisory fees	9
Accrued supervisory and administrative fees	17
Accrued distribution fees	6
Accrued servicing fees	2
Other liabilities	1
16,630

Net Assets	$38,945

Net Assets Consist of:
Paid in capital	$39,395
(Overdistributed) net investment income	(873)
Accumulated net realized gain	38
Net unrealized appreciation	385
$38,945

Net Assets:
Institutional Class	$10
Administrative Class	10,388
Advisor Class	28,547

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	987
Advisor Class	2,712

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.53
Administrative Class	10.53
Advisor Class	10.53

Cost of Investments in Securities	$39,790
Cost of Investments in Affiliates	$1,839
Cost of Foreign Currency Held	$325
Proceeds Received on Short Sales	$3,323
Cost or Premiums of Financial Derivative Instruments, net	$(246)

* Includes repurchase agreements of:	$181

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$1,436
Dividends from Investments in Affiliates	20
Total Income	1,456

Expenses:
Investment advisory fees	114
Supervisory and administrative fees	228
Servicing fees - Administrative Class	17
Distribution and/or servicing fees - Advisor Class	85
Trustee fees	1
Interest expense	6
Total Expenses	451

Net Investment Income	1,005

Net Realized Gain (Loss):
Investments in securities	513
Investments in Affiliates	(5)
Exchange-traded or centrally cleared financial derivative instruments	157
Over the counter financial derivative instruments	(1,033)
Foreign currency	362
Net Realized (Loss)	(6)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,454)
Investments in Affiliates	(6)
Exchange-traded or centrally cleared financial derivative instruments	544
Over the counter financial derivative instruments	443
Foreign currency assets and liabilities	174
Net Change in Unrealized (Depreciation)	(299)
Net (Loss)	(305)

Net Increase in Net Assets Resulting from Operations	$700

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,005	$977
Net realized (loss)	(6)	(3,545)
Net change in unrealized (depreciation)	(299)	(713)
Net increase (decrease) in net assets resulting from operations	700	(3,281)

Distributions to Shareholders:
From net investment income
Institutional Class	(0)	(0)
Administrative Class	(242)	(219)
Advisor Class	(679)	(638)
From net realized capital gains
Institutional Class	(0)	(0)
Administrative Class	(31)	(123)
Advisor Class	(84)	(377)

Total Distributions	(1,036)	(1,357)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(10,575)	10,697

Total Increase (Decrease) in Net Assets	(10,911)	6,059

Net Assets:
Beginning of year	49,856	43,797
End of year*	$38,945	$49,856

* Including (overdistributed) net investment income of:	$(873)	$(793)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged)

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.6%

AUSTRALIA 2.4%

CORPORATE BONDS & NOTES 1.4%
GE Capital Australia Funding Pty. Ltd.
7.000% due 07/16/2015	AUD	400	$333
Westpac Banking Corp.
1.850% due 11/26/2019		$200	200

			533

SOVEREIGN ISSUES 1.0%
New South Wales Treasury Corp.
2.750% due 11/20/2025	AUD	122	119
Queensland Treasury Corp.
4.250% due 07/21/2023		300	267

			386

Total Australia (Cost $994)			919

BRAZIL 7.2%

CORPORATE BONDS & NOTES 0.7%
Petrobras Global Finance BV
3.250% due 03/17/2017		$300	284

SOVEREIGN ISSUES 6.5%
Banco Nacional de Desenvolvimento Economico e Social
4.000% due 04/14/2019		200	198
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	4,600	1,633
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		300	102
10.000% due 01/01/2025		1,800	593

			2,526

Total Brazil (Cost $3,251)			2,810

CANADA 1.5%

CORPORATE BONDS & NOTES 1.0%
Toronto-Dominion Bank
0.695% due 07/02/2019		$400	400

SOVEREIGN ISSUES 0.5%
Province of Ontario
3.450% due 06/02/2045	CAD	100	89
6.200% due 06/02/2031		100	121

			210

Total Canada (Cost $619)			610

DENMARK 0.4%

CORPORATE BONDS & NOTES 0.4%
Nykredit Realkredit A/S
2.000% due 01/01/2015	DKK	600	98
Realkredit Danmark A/S
2.000% due 01/01/2015		400	65

Total Denmark (Cost $181)			163

FRANCE 10.6%

CORPORATE BONDS & NOTES 1.8%
BNP Paribas Home Loan SFH
2.200% due 11/02/2015		$200	203
Cie de Financement Foncier S.A.
2.500% due 09/16/2015		200	202

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Agricole S.A.
0.785% due 06/12/2017		$300	$300

			705

SOVEREIGN ISSUES 8.8%
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		300	321
France Government Bond
1.000% due 11/25/2018 (f)	EUR	1,100	1,380
1.750% due 11/25/2024		100	132
3.250% due 05/25/2045		200	317
4.000% due 10/25/2038		125	217
4.500% due 04/25/2041		500	949
France Treasury Notes
2.500% due 07/25/2016		100	126

			3,442

Total France (Cost $4,050)			4,147

GERMANY 0.9%

CORPORATE BONDS & NOTES 0.2%
KFW
6.000% due 08/20/2020	AUD	100	95

SOVEREIGN ISSUES 0.7%
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	213	265

Total Germany (Cost $407)			360

GREECE 0.4%

SOVEREIGN ISSUES 0.4%
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	10,000	68
5.000% due 08/22/2016		10,000	73

Total Greece (Cost $184)			141

HONG KONG 0.8%

CORPORATE BONDS & NOTES 0.8%
CNOOC Finance Ltd.
3.875% due 05/02/2022		$300	306

Total Hong Kong (Cost $295)			306

IRELAND 1.3%

ASSET-BACKED SECURITIES 0.4%
Mercator CLO PLC
0.314% due 02/18/2024	EUR	115	138

CORPORATE BONDS & NOTES 0.9%
Depfa ACS Bank
4.375% due 01/15/2015		300	363

Total Ireland (Cost $520)			501

ITALY 15.5%

CORPORATE BONDS & NOTES 2.4%
Banca Carige SpA
3.875% due 10/24/2018	EUR	200	266
Banco Popolare SC
3.250% due 09/30/2016		200	247
Intesa Sanpaolo SpA
3.625% due 08/12/2015		$400	406

			919

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 1.0%
Berica Residential MBS SRL
0.383% due 03/31/2048	EUR	45	$53
Claris ABS
0.538% due 10/31/2060		132	158
Giovecca Mortgages SRL
0.682% due 04/23/2048		137	166

			377

SOVEREIGN ISSUES 12.1%
Italy Buoni Poliennali Del Tesoro
3.750% due 09/01/2024		300	424
4.500% due 05/01/2023		200	295
4.500% due 03/01/2024		200	298
4.750% due 08/01/2023		1,500	2,256
4.750% due 09/01/2028		300	459
4.750% due 09/01/2044		300	471
5.500% due 11/01/2022		200	311
Italy Government International Bond
6.000% due 08/04/2028	GBP	100	192

			4,706

Total Italy (Cost $6,044)			6,002

MEXICO 1.8%

SOVEREIGN ISSUES 1.8%
Mexico Government International Bond
4.750% due 06/14/2018	MXN	4,000	271
7.500% due 06/03/2027		5,600	424

Total Mexico (Cost $795)			695

NETHERLANDS 0.5%

ASSET-BACKED SECURITIES 0.2%
Euro-Galaxy CLO BV
0.322% due 10/23/2021	EUR	71	86

CORPORATE BONDS & NOTES 0.3%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
8.375% due 07/26/2016 (d)		$100	107

Total Netherlands (Cost $198)			193

POLAND 2.6%

SOVEREIGN ISSUES 2.6%
Poland Government International Bond
3.250% due 07/25/2025	PLN	2,600	785
4.000% due 10/25/2023		700	223

Total Poland (Cost $1,047)			1,008

PORTUGAL 0.3%

CORPORATE BONDS & NOTES 0.3%
Novo Banco S.A.
5.875% due 11/09/2015	EUR	100	122

Total Portugal (Cost $135)			122

SLOVENIA 2.0%

SOVEREIGN ISSUES 2.0%
Slovenia Government International Bond
4.375% due 01/18/2021	EUR	100	140
4.700% due 11/01/2016		200	259
5.125% due 03/30/2026		100	154
5.250% due 02/18/2024		$200	221

Total Slovenia (Cost $768)			774

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPAIN 14.6%

CORPORATE BONDS & NOTES 2.2%
Ayt Cedulas Cajas Global
0.186% due 02/22/2018	EUR	100	$119
Bankia S.A.
3.500% due 12/14/2015		300	374
BPE Financiaciones S.A.
2.875% due 05/19/2016		100	124
Cedulas Fondo de Titulizacion de Activos
3.875% due 05/23/2025		100	144
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		$100	100

			861

SOVEREIGN ISSUES 12.4%
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	200	270
Instituto de Credito Oficial
4.530% due 03/17/2016	CAD	100	87
Spain Government International Bond
2.750% due 10/31/2024	EUR	600	801
3.300% due 07/30/2016		300	379
3.800% due 04/30/2024		200	290
4.800% due 01/31/2024		200	310
5.150% due 10/31/2028		200	325
5.400% due 01/31/2023		1,400	2,217
Xunta de Galicia
5.763% due 04/03/2017		100	134

			4,813

Total Spain (Cost $5,755)			5,674

SWEDEN 0.8%

CORPORATE BONDS & NOTES 0.5%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	1,000	139
Swedbank Hypotek AB
3.750% due 12/20/2017		300	42

			181

SOVEREIGN ISSUES 0.3%
Sweden Government International Bond
4.250% due 03/12/2019		900	135

Total Sweden (Cost $356)			316

UNITED KINGDOM 15.7%

ASSET-BACKED SECURITIES 0.5%
Motor PLC
0.650% due 08/25/2021		$195	195

CORPORATE BONDS & NOTES 1.7%
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	200	237
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	100	193
NRAM Covered Bond LLP
5.625% due 06/22/2017		$200	220

			650

MORTGAGE-BACKED SECURITIES 6.2%
Eurosail PLC
0.242% due 12/10/2044	EUR	64	75

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.242% due 03/13/2045	EUR	71	$82
0.720% due 03/13/2045	GBP	141	211
Fosse Master Issuer PLC
2.658% due 10/18/2054		100	158
Granite Master Issuer PLC
0.305% due 12/20/2054		$118	115
0.505% due 12/20/2054		100	98
Granite Mortgages PLC
0.880% due 06/20/2044	GBP	31	48
Great Hall Mortgages PLC
0.373% due 06/18/2039		$56	53
Hercules Eclipse PLC
0.797% due 10/25/2018	GBP	186	287
Kensington Mortgage Securities PLC
0.252% due 06/14/2040	EUR	53	61
Leek Finance PLC
0.507% due 09/21/2038		$237	247
Mansard Mortgages PLC
1.210% due 12/15/2049	GBP	172	261
Newgate Funding PLC
1.560% due 12/15/2050		192	290
RMAC Securities PLC
0.233% due 06/12/2044	EUR	149	168
0.730% due 06/12/2044	GBP	167	243

			2,397

SOVEREIGN ISSUES 7.3%
United Kingdom Gilt
2.750% due 09/07/2024		100	169
3.250% due 01/22/2044 (f)		800	1,438
4.250% due 06/07/2032		200	402
4.250% due 12/07/2040		400	837

			2,846

Total United Kingdom (Cost $5,455)			6,088

UNITED STATES 16.0%

ASSET-BACKED SECURITIES 0.5%
HSBC Home Equity Loan Trust
0.315% due 03/20/2036		$30	29
Panhandle-Plains Higher Education Authority, Inc.
1.385% due 10/01/2035		52	53
SLM Student Loan Trust
0.342% due 12/15/2023	EUR	104	123

			205

CORPORATE BONDS & NOTES 1.0%
Ally Financial, Inc.
4.625% due 06/26/2015		$300	302
International Lease Finance Corp.
6.750% due 09/01/2016		100	107

			409

MORTGAGE-BACKED SECURITIES 5.0%
Citigroup Commercial Mortgage Trust
0.911% due 06/15/2033		300	301
Citigroup Mortgage Loan Trust, Inc.
2.280% due 09/25/2035		20	20
Commercial Mortgage Trust
2.048% due 07/10/2046 (a)		1,216	37
2.405% due 07/10/2046 (a)		1,537	65
Credit Suisse Mortgage Capital Certificates
5.773% due 12/16/2049		167	177

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DBUBS Mortgage Trust
0.247% due 11/10/2046 (a)	$200	$3
1.374% due 11/10/2046 (a)	466	11
First Horizon Mortgage Pass-Through Trust
2.581% due 05/25/2037 ^	56	45
HarborView Mortgage Loan Trust
0.444% due 02/19/2036	418	316
Impac CMB Trust
0.890% due 10/25/2034	102	90
IndyMac Mortgage Loan Trust
0.410% due 07/25/2035	35	32
JPMorgan Chase Commercial Mortgage Securities Trust
4.070% due 11/15/2043	200	215
JPMorgan Mortgage Trust
2.585% due 02/25/2036 ^	35	32
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.021% due 08/15/2032	66	63
Merrill Lynch Mortgage Investors Trust
2.472% due 02/25/2035	20	20
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.882% due 08/12/2049	100	109
Morgan Stanley Bank of America Merrill Lynch Trust
1.480% due 12/15/2048 (a)	389	24
Royal Bank of Scotland Capital Funding Trust
6.040% due 12/16/2049	91	96
Structured Asset Securities Corp. Trust
2.619% due 10/28/2035	76	73
Thornburg Mortgage Securities Trust
1.794% due 06/25/2047	22	20
WaMu Commercial Mortgage Securities Trust
5.362% due 03/23/2045	165	169
Wells Fargo Mortgage-Backed Securities Trust
2.605% due 10/25/2035	47	47

		1,965

U.S. GOVERNMENT AGENCIES 4.8%
Fannie Mae
0.600% due 11/25/2040	75	75
0.620% due 11/25/2040	101	103
3.500% due 02/01/2030	1,000	1,055
Freddie Mac
0.761% due 12/15/2037	22	22
NCUA Guaranteed Notes
0.527% due 11/06/2017	418	419
0.717% due 12/08/2020	137	138
Small Business Administration
5.980% due 05/01/2022	59	64

		1,876

U.S. TREASURY OBLIGATIONS 4.7%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022	105	102
0.125% due 07/15/2022 (h)	103	101
0.125% due 01/15/2023 (h)(j)	1,234	1,196
2.375% due 01/15/2025	378	445

		1,844

Total United States (Cost $6,269)		6,299

SHORT-TERM INSTRUMENTS 6.3%

CERTIFICATES OF DEPOSIT 1.8%
Credit Suisse
0.553% due 08/24/2015	$300	300

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intesa Sanpaolo SpA
1.650% due 04/07/2015		$400	$401

			701

REPURCHASE AGREEMENTS (e) 0.5%
			181

MEXICO TREASURY BILLS 4.0%
2.989% due 02/19/2015 - 05/14/2015 (b)	MXN	23,280	1,566

Total Short-Term Instruments (Cost $2,467)			2,448

Total Investments in Securities (Cost $39,790)			39,576

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.7%

SHORT-TERM INSTRUMENTS 4.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.7%
PIMCO Short-Term Floating NAV Portfolio	1,514	$15
PIMCO Short-Term Floating NAV Portfolio III	183,408	1,818

Total Short-Term Instruments (Cost $1,839)		1,833

Total Investments in Affiliates (Cost $1,839)		1,833

Total Investments 106.3% (Cost $41,629)		$41,409

Financial Derivative Instruments (g)(i) (0.5%) (Cost or Premiums, net $(246))		(180)

Other Assets and Liabilities, net (5.8%)		(2,284)

Net Assets 100.0%		$38,945

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$181	Fannie Mae 2.200% due 10/17/2022	$(189)	$181	$181

Total Repurchase Agreements						$(189)	$181	$181

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPS	0.050%	10/16/2014	01/16/2015	EUR	(1,146)	$(1,374)
	0.699%	11/17/2014	02/12/2015	GBP	(541)	(834)

Total Sale-Buyback Transactions						$(2,208)

(2)

As of December 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2014 was $1,089 at a weighted average interest rate of 0.443%.

(3)	Payable for sale-buyback transactions includes $3 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	01/01/2045	$300	$(311)	$(312)
Fannie Mae	4.000%	02/01/2045	1,100	(1,170)	(1,171)
Fannie Mae	4.500%	01/01/2045	1,700	(1,842)	(1,845)

Total Short Sales				$(3,323)	$(3,328)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(f)	Securities with an aggregate market value of $2,278 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$181	$0	$0	$0	$181	$(189)	$(8)

Master Securities Forward Transaction Agreement
BPS	0	0	(2,208)	0	(2,208)	2,278	70

Total Borrowings and Other Financing Transactions	$181	$0	$(2,208)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Bond March Futures	Long	03/2015	4	$1	$1	$0
Australia Government 10-Year Bond March Futures	Long	03/2015	5	6	5	0
Call Options Strike @ EUR 152.500 on Euro-Bund 10-Year Bond March Futures	Long	02/2015	6	16	0	0
Call Options Strike @ EUR 153.500 on Euro-Bund 10-Year Bond March Futures	Short	02/2015	6	(13)	0	0
Call Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond March Futures	Short	02/2015	6	(8)	0	0
Canada Government 10-Year Bond March Futures	Short	03/2015	7	1	0	(4)
Euro-Bobl March Futures	Long	03/2015	2	2	0	0
Euro-Bund 10-Year Bond March Futures	Long	03/2015	19	40	1	0
Euro-Buxl 30-Year Bond March Futures	Long	03/2015	2	8	1	0
Euro-OAT France Government 10-Year Bond March Futures	Long	03/2015	2	5	0	0
U.S. Treasury 10-Year Note March Futures	Long	03/2015	38	29	8	0
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	2	4	1	0
U.S. Treasury Ultra Long-Term Bond March Futures	Short	03/2015	2	(17)	0	(1)
United Kingdom Long Gilt March Futures	Long	03/2015	7	32	6	0

Total Futures Contracts				$106	$23	$(5)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
iTraxx Europe Senior 22 5-Year Index	(1.000%	)	12/20/2019	EUR 2,000	$(39)	$(11)	$4	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month PLN-WIBOR	2.250%	03/18/2025	PLN	100	$0	$0	$0	$0
Pay	3-Month PLN-WIBOR	2.250%	06/17/2025		100	0	0	0	0
Receive	3-Month USD-LIBOR	0.800%	09/25/2017	$	19,900	280	10	0	0
Pay	3-Month USD-LIBOR	3.000%	06/20/2023		2,100	24	141	2	0
Receive	3-Month USD-LIBOR	3.000%	12/18/2023		2,200	(145)	(158)	0	(2)
Pay	3-Month USD-LIBOR	4.500%	06/19/2024		300	22	24	0	0
Receive	3-Month USD-LIBOR	3.000%	12/17/2024		1,900	(126)	5	0	(2)
Receive	3-Month USD-LIBOR	2.750%	06/17/2025		100	(3)	0	0	0
Pay	3-Month USD-LIBOR	3.500%	12/17/2034		100	14	6	0	0
Pay	3-Month USD-LIBOR	3.500%	12/17/2044		300	52	33	0	0
Pay	6-Month AUD-BBR-BBSW	3.250%	12/17/2019	AUD	1,000	22	18	4	0
Pay	6-Month AUD-BBR-BBSW	3.000%	06/17/2020		400	4	3	2	0
Pay	6-Month EUR-EURIBOR	1.250%	03/18/2025	EUR	1,200	58	38	2	0
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		1,400	(226)	(177)	0	(6)
Receive	6-Month GBP-LIBOR	1.750%	12/17/2016	GBP	1,000	(18)	(21)	0	0
Receive	6-Month GBP-LIBOR	1.500%	12/17/2016		1,100	(20)	(14)	0	(1)
Receive	6-Month GBP-LIBOR	1.500%	03/18/2017		100	(2)	(2)	0	0
Receive	6-Month GBP-LIBOR	2.250%	12/17/2019		900	(56)	(53)	0	(2)
Pay	6-Month GBP-LIBOR	2.750%	03/18/2025		600	76	33	5	0
Receive	6-Month GBP-LIBOR	3.000%	09/16/2045		300	(77)	(65)	0	(8)
Receive	6-Month JPY-LIBOR	0.500%	09/17/2021	JPY	210,000	(23)	(11)	0	0
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033		700,000	446	505	17	0
Pay	6-Month JPY-LIBOR	1.500%	12/20/2044		110,000	39	41	3	0
Pay	28-Day MXN-TIIE	4.300%	09/01/2016	MXN	35,600	(3)	(3)	0	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		5,400	(5)	(2)	1	0
Pay	28-Day MXN-TIIE	5.630%	07/07/2021		2,100	0	(1)	1	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		1,800	(1)	0	1	0
Pay	28-Day MXN-TIIE	5.620%	11/09/2021		1,000	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		400	0	0	0	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		1,000	1	0	1	0

						$332	$349	$39	$(21)

Total Swap Agreements						$293	$338	$43	$(21)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(h)	Securities with an aggregate market value of $351 and cash of $425 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability				Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$23	$43	$66	$0		$(5)		$(21)		$(26)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2015		BRL	1,535	$		578	$0	$0
	01/2015		ILS	311			83	3	0
	01/2015		JPY	21,900			183	0	0
	01/2015		PLN	563			166	7	0
	01/2015	$		580		BRL	1,535	1	(4)
	01/2015			687		EUR	554	0	(18)
	01/2015			6,723		JPY	792,919	0	(103)
	01/2015			1,663		SEK	12,350	0	(79)
	02/2015		MYR	884	$		270	19	0
	02/2015	$		40		INR	2,504	0	(1)
	07/2015		BRL	734	$		266	3	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	09/2015	$		20		CNY	123	$0	$0

BPS	01/2015		BRL	1,636	$		619	3	0
	01/2015		EUR	291			360	8	0
	01/2015		GBP	107			167	0	0
	01/2015	$		630		BRL	1,636	0	(14)
	01/2015			1,993		CHF	1,929	0	(52)
	01/2015			8,137		EUR	6,677	0	(58)
	01/2015			271		ILS	1,051	0	(2)
	02/2015		EUR	6,677	$		8,140	59	0
	02/2015		MXN	8,525			629	52	0
	02/2015		MYR	165			50	3	0
	02/2015	$		966		MXN	12,759	0	(103)
	07/2015		BRL	4,100	$		1,627	160	0

BRC	01/2015		DKK	1,020			174	8	0
	01/2015		PLN	957			282	12	0
	01/2015	$		30		ILS	114	0	(1)
	02/2015		MXN	1,234	$		91	8	0
	02/2015		MYR	165			50	3	0
	02/2015	$		20		INR	1,252	0	0
	02/2015			182		MXN	2,469	0	(15)
	04/2015		BRL	271	$		112	12	0
	09/2015	$		71		CNY	430	0	(3)

CBK	01/2015		BRL	2,246	$		949	104	0
	01/2015		EUR	577			714	15	0
	01/2015		SGD	811			626	14	0
	01/2015	$		847		BRL	2,246	0	(2)
	01/2015			683		INR	42,541	0	(12)
	01/2015			48		JPY	5,700	0	(1)
	02/2015		MYR	371	$		113	8	0
	02/2015	$		40		INR	2,504	0	(1)
	02/2015			360		MXN	5,262	0	(4)
	05/2015		MXN	11,379	$		771	6	0
	09/2015	$		274		CNY	1,656	0	(11)

DUB	01/2015		BRL	2,584	$		977	4	0
	01/2015	$		1,004		BRL	2,584	0	(32)
	01/2015			263		EUR	214	0	(4)
	01/2015			150		ILS	568	0	(4)
	02/2015		BRL	539	$		201	0	0
	02/2015		INR	8,927			142	2	0
	02/2015	$		105		BRL	277	0	(1)
	02/2015			1,951		CHF	1,929	0	(10)
	07/2015		BRL	2,584	$		953	28	0

FBF	01/2015			1,417			573	40	0
	01/2015	$		547		BRL	1,417	0	(15)
	02/2015		INR	7,801	$		124	2	0
	07/2015		BRL	1,917			725	39	0

GLM	01/2015		EUR	7,086			8,847	273	0
	01/2015		ILS	309			83	3	0
	01/2015		PLN	444			132	7	0
	01/2015		$	25		EUR	20	0	0
	01/2015			277		JPY	32,900	0	(2)
	01/2015			2,029		NZD	2,599	0	(1)
	01/2015			45		SEK	355	0	0
	02/2015		MXN	12,693	$		967	109	0
	02/2015		MYR	659			200	13	0

HUS	01/2015		AUD	153			128	3	0
	01/2015		BRL	670			277	25	0
	01/2015		ILS	1,209			321	11	0
	01/2015		$	2,872		AUD	3,362	0	(127)
	01/2015			252		BRL	670	0	0
	01/2015			3,672		CAD	4,190	0	(65)
	01/2015			2,450		SGD	3,139	0	(81)
	01/2015		ZAR	301	$		27	1	0
	02/2015		AUD	20			16	0	0
	02/2015		BRL	154			57	0	0
	02/2015		$	10		INR	626	0	0
	04/2015		MXN	2,180	$		150	4	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
JPM	01/2015	AUD	136	$		116	$5	$0
	01/2015	BRL	1,778			736	67	0
	01/2015	$	678		BRL	1,778	1	(10)
	01/2015		608		EUR	490	0	(15)
	01/2015		502		GBP	320	0	(3)
	01/2015		20		ILS	76	0	(1)
	01/2015		45		JPY	5,300	0	(1)
	02/2015	MXN	9,524	$		652	8	0
	02/2015	MYR	165			50	3	0
	02/2015	$	6,770		JPY	814,919	35	0
	02/2015		2,098		KRW	2,195,306	0	(96)
	02/2015		54		MXN	794	0	0
	07/2015	BRL	776	$		279	2	(1)

MSB	01/2015	AUD	3,119			2,554	8	0
	01/2015	BRL	1,030			388	4	(3)
	01/2015	CAD	4,190			3,607	1	0
	01/2015	GBP	182			286	2	0
	01/2015	NZD	2,599			2,021	0	(7)
	01/2015	$	388		BRL	1,030	0	0
	01/2015		1,934		NOK	13,500	0	(122)
	02/2015	BRL	328	$		123	0	0
	02/2015	MXN	1,870			132	6	0
	02/2015	$	2,549		AUD	3,119	0	(8)
	02/2015		57		BRL	145	0	(2)
	02/2015		3,605		CAD	4,190	0	(1)
	02/2015		2,015		NZD	2,599	7	0
	04/2015		291		BRL	800	3	0
	09/2015		20		CNY	123	0	0

NGF	01/2015	BRL	191	$		70	0	(2)
	01/2015	$	72		BRL	191	0	0

RBC	02/2015	MXN	7,764	$		560	35	0

UAG	01/2015	BRL	596			242	19	(1)
	01/2015	PLN	1,578			470	25	0
	01/2015	$	39		AUD	47	0	0
	01/2015		224		BRL	596	0	0
	01/2015		1,151		MYR	3,765	0	(76)
	01/2015		188		SGD	248	0	(2)
	02/2015	CNY	2,173	$		352	0	(1)
	02/2015	MYR	1,329			395	17	0
	03/2015	CHF	700			726	21	0

Total Forward Foreign Currency Contracts							$1,341	$(1,178)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
CBK	Call - OTC USD versus JPY	JPY	114.000	02/03/2015	$400	$8	$20

FBF	Call - OTC USD versus JPY		114.000	02/03/2015	300	6	15

GLM	Call - OTC USD versus CHF	CHF	1.210	03/09/2015	2,000	0	0

HUS	Call - OTC USD versus JPY	JPY	131.000	01/14/2015	7,000	1	0

MSB	Call - OTC USD versus CAD	CAD	1.400	03/17/2015	4,000	0	0

						$15	$35

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	500	$41	$5

GLM	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	11/26/2015	EUR	700	12	19

								$53	$24

Total Purchased Options								$68	$59

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	03/18/2015	$	300	$(1)	$0

BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	200	0	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		200	0	0

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		400	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		200	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		200	(1)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		200	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		200	0	0

GST	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		200	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		200	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		100	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		400	(1)	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		200	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		200	(1)	0

							$(6)	$(2)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	2.640	06/10/2015	$200	$(6)	$(13)
	Put - OTC USD versus JPY	JPY	93.000	09/08/2016	400	(7)	(2)
	Put - OTC USD versus JPY		80.000	02/18/2019	300	(17)	(4)
	Put - OTC USD versus JPY		80.000	02/28/2019	200	(10)	(3)

BPS	Call - OTC USD versus BRL	BRL	2.700	05/29/2015	300	(7)	(15)

BRC	Put - OTC USD versus JPY	JPY	91.000	02/18/2016	200	(5)	0
	Put - OTC USD versus JPY		94.750	04/21/2016	300	(9)	(1)
	Put - OTC USD versus JPY		97.000	09/08/2016	300	(7)	(3)

CBK	Call - OTC USD versus BRL	BRL	2.600	03/11/2015	100	(2)	(5)
	Call - OTC USD versus BRL		2.740	06/08/2015	300	(7)	(13)
	Call - OTC USD versus JPY	JPY	116.000	02/03/2015	400	(5)	(14)
	Call - OTC USD versus JPY		118.000	02/03/2015	400	(3)	(9)
	Put - OTC USD versus JPY		93.000	04/21/2016	100	(2)	0
	Put - OTC USD versus JPY		95.000	09/08/2016	600	(13)	(4)

DUB	Put - OTC USD versus JPY		92.000	05/19/2016	300	(7)	(1)

FBF	Call - OTC USD versus JPY		116.000	02/03/2015	300	(4)	(11)
	Call - OTC USD versus JPY		118.000	02/03/2015	300	(2)	(7)

GLM	Call - OTC USD versus BRL	BRL	2.650	05/29/2015	100	(3)	(6)
	Call - OTC USD versus BRL		2.710	06/02/2015	100	(3)	(5)
	Put - OTC USD versus JPY	JPY	91.000	02/18/2016	200	(4)	0

JPM	Put - OTC USD versus JPY		91.000	02/18/2016	500	(13)	(1)

MSB	Call - OTC USD versus BRL	BRL	2.650	06/08/2015	200	(6)	(12)

UAG	Call - OTC USD versus BRL		2.640	06/15/2015	300	(8)	(20)

						$(150)	$(149)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	2,100	$(40)	$(14)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.650%	01/22/2015	GBP	300	(2)	(5)
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.000%	01/22/2015		300	(2)	0
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.564%	11/26/2015	EUR	300	(12)	(24)

								$(56)	$(43)

Total Written Options								$(212)	$(194)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	6	$8,300	AUD	0	EUR	2,400	GBP	0	$(69)
Sales	96	22,700		400		5,300		700	(308)
Closing Buys	(2)	(1,500)		0		0		0	17
Expirations	(62)	(18,800)		(400)		(3,300)		(100)	121
Exercised	(38)	(1,900)		0		(1,200)		0	27

Balance at End of Period	0	$8,800	AUD	0	EUR	3,200	GBP	600	$(212)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Royal Bank of Scotland Group PLC	(1.000%	)	12/20/2019	0.502%	EUR 100	$(3)	$0	$0	$(3)

MYC	Royal Bank of Scotland Group PLC	(1.000%	)	03/20/2020	0.525%	100	(3)	0	0	(3)

							$(6)	$0	$0	$(6)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.681%	$ 200	$(10)	$5	$0	$(5)

BPS	Italy Government International Bond	1.000%	09/20/2019	1.155%	100	0	(1)	0	(1)

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.681%	100	(4)	1	0	(3)
	Italy Government International Bond	1.000%	03/20/2019	1.069%	500	(9)	8	0	(1)

DUB	Italy Government International Bond	1.000%	06/20/2019	1.114%	200	(2)	1	0	(1)
	Italy Government International Bond	1.000%	09/20/2019	1.155%	100	0	(1)	0	(1)
	Japan Government International Bond	1.000%	06/20/2018	0.402%	300	6	0	6	0

GST	Greece Government International Bond	1.000%	12/20/2015	16.350%	EUR 100	(5)	(11)	0	(16)

HUS	Brazil Government International Bond	1.000%	09/20/2019	1.862%	$ 100	(3)	(1)	0	(4)

						$(27)	$1	$6	$(32)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
CBK	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	EUR 200	$7	$(1)	$6	$0

GST	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	100	4	(1)	3	0

						$11	$(2)	$9	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	400	$	495	$0	$(10)	$0	$(10)
BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		800		1,055	(62)	(23)	0	(85)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		500		659	(36)	(17)	0	(53)
CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		400		493	0	(8)	0	(8)
DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		800		991	1	(22)	0	(21)
FBF	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2017	CHF	300		309	0	(7)	0	(7)
GLM	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	900		1,114	0	(23)	0	(23)
UAG	Floating rate equal to 3-Month CHF-LIBOR less 0.210% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016		200		207	7	(12)	202	(207)
	Floating rate equal to 3-Month CHF-LIBOR less 0.225% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016		300		311	10	(18)	302	(310)
	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016		200		207	6	(12)	201	(207)

								$(74)	$(152)	$705	$(931)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	1-Year BRL-CDI	11.500%	01/04/2021	BRL	1,200	$(7)	$14	$7	$0
	Receive	1-Year BRL-CDI	12.230%	01/04/2021		800	0	(3)	0	(3)

DUB	Receive	1-Year BRL-CDI	11.500%	01/04/2021		600	1	2	3	0
	Receive	1-Year BRL-CDI	12.230%	01/04/2021		1,000	1	(5)	0	(4)

FBF	Pay	28-Day MXN-TIIE	4.620%	09/23/2016	MXN	7,500	0	1	1	0

UAG	Receive	1-Year BRL-CDI	12.230%	01/04/2021	BRL	300	0	(1)	0	(1)
	Pay	28-Day MXN-TIIE	5.010%	10/10/2019	MXN	2,100	(1)	(1)	0	(2)
	Pay	28-Day MXN-TIIE	5.630%	10/11/2021		1,000	0	0	0	0

							$(6)	$7	$11	$(10)

Total Swap Agreements							$(102)	$(146)	$731	$(979)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(j)	Securities with an aggregate market value of $18 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
BOA	$33	$0	$0	$33	$(205)	$(22)	$(15)	$(242)	$(209)	$0	$(209)
BPS	285	0	7	292	(229)	(16)	(142)	(387)	(95)	0	(95)
BRC	43	0	0	43	(19)	(4)	0	(23)	20	0	20
CBK	147	25	6	178	(31)	(60)	(15)	(106)	72	0	72
DUB	34	0	9	43	(51)	(1)	(27)	(79)	(36)	0	(36)
FBF	81	15	1	97	(15)	(18)	(7)	(40)	57	0	57
GLM	405	19	0	424	(3)	(40)	(23)	(66)	358	(300)	58
GST	0	0	3	3	0	0	(16)	(16)	(13)	0	(13)
HUS	44	0	0	44	(273)	0	(4)	(277)	(233)	0	(233)
JPM	121	0	0	121	(127)	(1)	0	(128)	(7)	18	11
MSB	31	0	0	31	(143)	(12)	0	(155)	(124)	0	(124)
MYC	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
NGF	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
RBC	35	0	0	35	0	0	0	0	35	0	35
UAG	82	0	705	787	(80)	(20)	(727)	(827)	(40)	0	(40)

Total Over the Counter	$1,341	$59	$731	$2,131	$(1,178)	$(194)	$(979)	$(2,351)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$23	$23
Swap Agreements	0	4	0	0	39	43

	$0	$4	$0	$0	$66	$66

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,341	$0	$1,341
Purchased Options	0	0	0	35	24	59
Swap Agreements	0	15	0	705	11	731

	$0	$15	$0	$2,081	$35	$2,131

	$6	$19	$0	$2,081	$91	$2,197

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5	$5
Swap Agreements	0	0	0	0	21	21

	$0	$0	$0	$0	$26	$26

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,178	$0	$1,178
Written Options	0	2	0	149	43	194
Swap Agreements	0	38	0	931	10	979

	$0	$40	$0	$2,258	$53	$2,351

	$0	$40	$0	$2,258	$79	$2,377

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$15	$15
Futures	0	0	0	0	809	809
Swap Agreements	0	4	0	0	(671)	(667)

	$0	$4	$0	$0	$153	$157

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,058)	$0	$(1,058)
Purchased Options	0	0	0	(14)	0	(14)
Written Options	0	4	0	85	23	112
Swap Agreements	0	11	0	(275)	191	(73)

	$0	$15	$0	$(1,262)	$214	$(1,033)

	$0	$19	$0	$(1,262)	$367	$(876)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(2)	$(2)
Futures	0	0	0	0	(2)	(2)
Swap Agreements	0	(11)	0	0	559	548

	$0	$(11)	$0	$0	$555	$544

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$569	$0	$569
Purchased Options	0	0	0	20	(70)	(50)
Written Options	0	4	0	0	39	43
Swap Agreements	0	35	0	(152)	(2)	(119)

	$0	$39	$0	$437	$(33)	$443

	$0	$28	$0	$437	$522	$987

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$533	$0	$533
Sovereign Issues	0	386	0	386
Brazil
Corporate Bonds & Notes	0	284	0	284
Sovereign Issues	0	2,526	0	2,526
Canada
Corporate Bonds & Notes	0	400	0	400
Sovereign Issues	0	210	0	210
Denmark
Corporate Bonds & Notes	0	163	0	163
France
Corporate Bonds & Notes	0	705	0	705
Sovereign Issues	0	3,442	0	3,442
Germany
Corporate Bonds & Notes	0	95	0	95
Sovereign Issues	0	265	0	265
Greece
Sovereign Issues	0	141	0	141
Hong Kong
Corporate Bonds & Notes	0	306	0	306
Ireland
Asset-Backed Securities	0	138	0	138
Corporate Bonds & Notes	0	363	0	363
Italy
Corporate Bonds & Notes	0	919	0	919
Mortgage-Backed Securities	0	377	0	377
Sovereign Issues	0	4,706	0	4,706
Mexico
Sovereign Issues	0	695	0	695
Netherlands
Asset-Backed Securities	0	86	0	86
Corporate Bonds & Notes	0	107	0	107
Poland
Sovereign Issues	0	1,008	0	1,008
Portugal
Corporate Bonds & Notes	0	122	0	122
Slovenia
Sovereign Issues	0	774	0	774
Spain
Corporate Bonds & Notes	0	861	0	861
Sovereign Issues	0	4,813	0	4,813
Sweden
Corporate Bonds & Notes	0	181	0	181
Sovereign Issues	0	135	0	135

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
United Kingdom
Asset-Backed Securities	$0	$195	$0	$195
Corporate Bonds & Notes	0	650	0	650
Mortgage-Backed Securities	0	2,397	0	2,397
Sovereign Issues	0	2,846	0	2,846
United States
Asset-Backed Securities	0	205	0	205
Corporate Bonds & Notes	0	409	0	409
Mortgage-Backed Securities	0	1,788	177	1,965
U.S. Government Agencies	0	1,876	0	1,876
U.S. Treasury Obligations	0	1,844	0	1,844
Short-Term Instruments
Certificates of Deposit	0	701	0	701
Repurchase Agreements	0	181	0	181
Mexico Treasury Bills	0	1,566	0	1,566
	$0	$39,399	$177	$39,576

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,833	$0	$0	$1,833

Total Investments	$1,833	$39,399	$177	$41,409

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,328)	$0	$(3,328)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	23	43	0	66
Over the counter	0	2,131	0	2,131
	$23	$2,174	$0	$2,197

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5)	(21)	0	(26)
Over the counter	0	(2,351)	0	(2,351)
	$(5)	$(2,372)	$0	$(2,377)

Totals	$1,851	$35,873	$177	$37,901

There were no significant transfers between Level 1 and 2 during the period ended December 31, 2014. There were assets and liabilities valued at $557 transferred from Level 3 to Level 2 during the period ended December 31, 2014. There were no significant assets and liabilities transferred from Level 2 to Level 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after

December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s

ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements (Cont.)

securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.
■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and

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non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a

28	PIMCO VARIABLE INSURANCE TRUST

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diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home

Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$2,024	$8,101	$(10,110)	$0	$0	$15	$1	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$0	$34,320	$(32,490)	$(5)	$(6)	$1,818	$19	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date.

The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

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(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the

ANNUAL REPORT	DECEMBER 31, 2014	31

Notes to Financial Statements (Cont.)

Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and

32	PIMCO VARIABLE INSURANCE TRUST

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considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against

ANNUAL REPORT	DECEMBER 31, 2014	33

Notes to Financial Statements (Cont.)

this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on

34	PIMCO VARIABLE INSURANCE TRUST

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registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty

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Notes to Financial Statements (Cont.)

and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15%

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on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Purchases	Sales
$5,182	$1,734

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also

ANNUAL REPORT	DECEMBER 31, 2014	37

Notes to Financial Statements (Cont.)

result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$76,479	$74,631	$35,182	$40,309

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$4	1	$17
Administrative Class	409	4,542	765	8,564
Advisor Class	576	6,379	1,549	17,324
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	25	273	31	342
Advisor Class	70	763	93	1,015
Cost of shares redeemed
Institutional Class	0	(3)	(1)	(15)
Administrative Class	(594)	(6,604)	(491)	(5,424)
Advisor Class	(1,430)	(15,929)	(1,011)	(11,126)
Net increase (decrease) resulting from Portfolio share transactions	(944)	$(10,575)	936	$10,697

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 81% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of

December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

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As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$92	$(33)	$(510)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$41,735	$1,141	$(1,466)	$(325)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$486	$550	$—
12/31/2013	$983	$374	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of Foreign Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

40	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NOK	Norwegian Krone
BRL	Brazilian Real	ILS	Israeli Shekel	NZD	New Zealand Dollar
CAD	Canadian Dollar	INR	Indian Rupee	PLN	Polish Zloty
CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	SGD	Singapore Dollar
DKK	Danish Krone	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	MYR	Malaysian Ringgit	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	MBS	Mortgage-Backed Security

ANNUAL REPORT	DECEMBER 31, 2014	41

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	43

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

44	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT20AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Foreign Bond Portfolio (Unhedged)

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited

4	PIMCO VARIABLE INSURANCE TRUST

and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Foreign Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

United States	15.2%
United Kingdom	14.7%
Italy	14.5%
Spain	13.7%
Short-Term Instruments‡	10.3%
France	10.0%
Brazil	6.8%
Other	14.8%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	Class Inception (03/31/2009)
PIMCO Foreign Bond Portfolio (Unhedged) Advisor Class	0.30%	3.18%	4.37%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD±	-2.34%	1.05%	2.68%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.03% for Advisor Class shares.

± JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$936.10	$1,020.22
Expenses Paid During Period†	$4.96	$5.17
Net Annualized Expense Ratio	1.01%	1.01%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Positions in non-Agency mortgage-backed securities and European residential mortgage-backed securities contributed to performance as spreads on these securities tightened over the reporting period.

»	Exposure to European covered bonds contributed to performance as spreads on these securities tightened over the reporting period.

»	An overweight to the long-end of the Japanese yield curve contributed to performance as Japanese sovereign yields declined over the reporting period.

»

An overweight to duration (or sensitivity to changes in market interest rates) in Italy and Spain contributed to relative performance as European sovereign peripheral spreads tightened over the reporting period.

»	Exposure to Brazilian local bonds and an overweight to Mexican local duration, on the intermediate portion of the yield curve, contributed to performance as yields declined over the reporting period.

»	An underweight to the Japanese yen and the euro contributed to performance as these currencies depreciated versus the U.S. dollar over the reporting period.

»	An underweight to core European duration detracted from performance as German bund yields declined over the reporting period.

»	An underweight to duration in the U.K. detracted from performance as U.K. gilt yields declined over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Foreign Bond Portfolio (Unhedged)

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Advisor Class
Net asset value beginning of year	$10.74	$11.81	$12.09	$11.40	$10.64
Net investment income (a)	0.24	0.22	0.30	0.24	0.14
Net realized/unrealized gain (loss)	(0.20)	(0.99)	0.31	0.72	0.85
Net increase (decrease) from investment operations	0.04	(0.77)	0.61	0.96	0.99
Dividends from net investment income	(0.22)	(0.19)	(0.62)	(0.23)	(0.14)
Distributions from net realized capital gains	(0.03)	(0.11)	(0.27)	(0.04)	(0.09)
Total distributions	(0.25)	(0.30)	(0.89)	(0.27)	(0.23)
Net asset value end of year	$10.53	$10.74	$11.81	$12.09	$11.40
Total return	0.30%	(6.57)%	5.23%	8.42%	9.36%
Net assets end of year (000s)	$28,547	$37,532	$33,844	$39,994	$27,373
Ratio of expenses to average net assets	1.01%	1.03%	1.04%	1.00%	1.01%
Ratio of expenses to average net assets excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	2.17%	1.95%	2.48%	2.00%	1.27%
Portfolio turnover rate	277%	174%	309%	166%	304%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$39,576
Investments in Affiliates	1,833
Financial Derivative Instruments
Exchange-traded or centrally cleared	66
Over the counter	2,131
Cash	1
Deposits with counterparty	425
Foreign currency, at value	325
Receivable for investments sold	10,785
Receivable for Portfolio shares sold	3
Interest receivable	417
Dividends receivable from Affiliates	13
55,575

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$2,208
Payable for short sales	3,328
Financial Derivative Instruments
Exchange-traded or centrally cleared	26
Over the counter	2,351
Payable for investments purchased	8,327
Payable for investments in Affiliates purchased	13
Deposits from counterparty	300
Payable for Portfolio shares redeemed	42
Accrued investment advisory fees	9
Accrued supervisory and administrative fees	17
Accrued distribution fees	6
Accrued servicing fees	2
Other liabilities	1
16,630

Net Assets	$38,945

Net Assets Consist of:
Paid in capital	$39,395
(Overdistributed) net investment income	(873)
Accumulated net realized gain	38
Net unrealized appreciation	385
$38,945

Net Assets:
Institutional Class	$10
Administrative Class	10,388
Advisor Class	28,547

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	987
Advisor Class	2,712

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.53
Administrative Class	10.53
Advisor Class	10.53

Cost of Investments in Securities	$39,790
Cost of Investments in Affiliates	$1,839
Cost of Foreign Currency Held	$325
Proceeds Received on Short Sales	$3,323
Cost or Premiums of Financial Derivative Instruments, net	$(246)

* Includes repurchase agreements of:	$181

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$1,436
Dividends from Investments in Affiliates	20
Total Income	1,456

Expenses:
Investment advisory fees	114
Supervisory and administrative fees	228
Servicing fees - Administrative Class	17
Distribution and/or servicing fees - Advisor Class	85
Trustee fees	1
Interest expense	6
Total Expenses	451

Net Investment Income	1,005

Net Realized Gain (Loss):
Investments in securities	513
Investments in Affiliates	(5)
Exchange-traded or centrally cleared financial derivative instruments	157
Over the counter financial derivative instruments	(1,033)
Foreign currency	362
Net Realized (Loss)	(6)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,454)
Investments in Affiliates	(6)
Exchange-traded or centrally cleared financial derivative instruments	544
Over the counter financial derivative instruments	443
Foreign currency assets and liabilities	174
Net Change in Unrealized (Depreciation)	(299)
Net (Loss)	(305)

Net Increase in Net Assets Resulting from Operations	$700

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,005	$977
Net realized (loss)	(6)	(3,545)
Net change in unrealized (depreciation)	(299)	(713)
Net increase (decrease) in net assets resulting from operations	700	(3,281)

Distributions to Shareholders:
From net investment income
Institutional Class	(0)	(0)
Administrative Class	(242)	(219)
Advisor Class	(679)	(638)
From net realized capital gains
Institutional Class	(0)	(0)
Administrative Class	(31)	(123)
Advisor Class	(84)	(377)

Total Distributions	(1,036)	(1,357)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(10,575)	10,697

Total Increase (Decrease) in Net Assets	(10,911)	6,059

Net Assets:
Beginning of year	49,856	43,797
End of year*	$38,945	$49,856

* Including (overdistributed) net investment income of:	$(873)	$(793)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged)

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.6%

AUSTRALIA 2.4%

CORPORATE BONDS & NOTES 1.4%
GE Capital Australia Funding Pty. Ltd.
7.000% due 07/16/2015	AUD	400	$333
Westpac Banking Corp.
1.850% due 11/26/2019		$200	200

			533

SOVEREIGN ISSUES 1.0%
New South Wales Treasury Corp.
2.750% due 11/20/2025	AUD	122	119
Queensland Treasury Corp.
4.250% due 07/21/2023		300	267

			386

Total Australia (Cost $994)			919

BRAZIL 7.2%

CORPORATE BONDS & NOTES 0.7%
Petrobras Global Finance BV
3.250% due 03/17/2017		$300	284

SOVEREIGN ISSUES 6.5%
Banco Nacional de Desenvolvimento Economico e Social
4.000% due 04/14/2019		200	198
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	4,600	1,633
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		300	102
10.000% due 01/01/2025		1,800	593

			2,526

Total Brazil (Cost $3,251)			2,810

CANADA 1.5%

CORPORATE BONDS & NOTES 1.0%
Toronto-Dominion Bank
0.695% due 07/02/2019		$400	400

SOVEREIGN ISSUES 0.5%
Province of Ontario
3.450% due 06/02/2045	CAD	100	89
6.200% due 06/02/2031		100	121

			210

Total Canada (Cost $619)			610

DENMARK 0.4%

CORPORATE BONDS & NOTES 0.4%
Nykredit Realkredit A/S
2.000% due 01/01/2015	DKK	600	98
Realkredit Danmark A/S
2.000% due 01/01/2015		400	65

Total Denmark (Cost $181)			163

FRANCE 10.6%

CORPORATE BONDS & NOTES 1.8%
BNP Paribas Home Loan SFH
2.200% due 11/02/2015		$200	203
Cie de Financement Foncier S.A.
2.500% due 09/16/2015		200	202

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Agricole S.A.
0.785% due 06/12/2017		$300	$300

			705

SOVEREIGN ISSUES 8.8%
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		300	321
France Government Bond
1.000% due 11/25/2018 (f)	EUR	1,100	1,380
1.750% due 11/25/2024		100	132
3.250% due 05/25/2045		200	317
4.000% due 10/25/2038		125	217
4.500% due 04/25/2041		500	949
France Treasury Notes
2.500% due 07/25/2016		100	126

			3,442

Total France (Cost $4,050)			4,147

GERMANY 0.9%

CORPORATE BONDS & NOTES 0.2%
KFW
6.000% due 08/20/2020	AUD	100	95

SOVEREIGN ISSUES 0.7%
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	213	265

Total Germany (Cost $407)			360

GREECE 0.4%

SOVEREIGN ISSUES 0.4%
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	10,000	68
5.000% due 08/22/2016		10,000	73

Total Greece (Cost $184)			141

HONG KONG 0.8%

CORPORATE BONDS & NOTES 0.8%
CNOOC Finance Ltd.
3.875% due 05/02/2022		$300	306

Total Hong Kong (Cost $295)			306

IRELAND 1.3%

ASSET-BACKED SECURITIES 0.4%
Mercator CLO PLC
0.314% due 02/18/2024	EUR	115	138

CORPORATE BONDS & NOTES 0.9%
Depfa ACS Bank
4.375% due 01/15/2015		300	363

Total Ireland (Cost $520)			501

ITALY 15.5%

CORPORATE BONDS & NOTES 2.4%
Banca Carige SpA
3.875% due 10/24/2018	EUR	200	266
Banco Popolare SC
3.250% due 09/30/2016		200	247
Intesa Sanpaolo SpA
3.625% due 08/12/2015		$400	406

			919

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 1.0%
Berica Residential MBS SRL
0.383% due 03/31/2048	EUR	45	$53
Claris ABS
0.538% due 10/31/2060		132	158
Giovecca Mortgages SRL
0.682% due 04/23/2048		137	166

			377

SOVEREIGN ISSUES 12.1%
Italy Buoni Poliennali Del Tesoro
3.750% due 09/01/2024		300	424
4.500% due 05/01/2023		200	295
4.500% due 03/01/2024		200	298
4.750% due 08/01/2023		1,500	2,256
4.750% due 09/01/2028		300	459
4.750% due 09/01/2044		300	471
5.500% due 11/01/2022		200	311
Italy Government International Bond
6.000% due 08/04/2028	GBP	100	192

			4,706

Total Italy (Cost $6,044)			6,002

MEXICO 1.8%

SOVEREIGN ISSUES 1.8%
Mexico Government International Bond
4.750% due 06/14/2018	MXN	4,000	271
7.500% due 06/03/2027		5,600	424

Total Mexico (Cost $795)			695

NETHERLANDS 0.5%

ASSET-BACKED SECURITIES 0.2%
Euro-Galaxy CLO BV
0.322% due 10/23/2021	EUR	71	86

CORPORATE BONDS & NOTES 0.3%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
8.375% due 07/26/2016 (d)		$100	107

Total Netherlands (Cost $198)			193

POLAND 2.6%

SOVEREIGN ISSUES 2.6%
Poland Government International Bond
3.250% due 07/25/2025	PLN	2,600	785
4.000% due 10/25/2023		700	223

Total Poland (Cost $1,047)			1,008

PORTUGAL 0.3%

CORPORATE BONDS & NOTES 0.3%
Novo Banco S.A.
5.875% due 11/09/2015	EUR	100	122

Total Portugal (Cost $135)			122

SLOVENIA 2.0%

SOVEREIGN ISSUES 2.0%
Slovenia Government International Bond
4.375% due 01/18/2021	EUR	100	140
4.700% due 11/01/2016		200	259
5.125% due 03/30/2026		100	154
5.250% due 02/18/2024		$200	221

Total Slovenia (Cost $768)			774

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPAIN 14.6%

CORPORATE BONDS & NOTES 2.2%
Ayt Cedulas Cajas Global
0.186% due 02/22/2018	EUR	100	$119
Bankia S.A.
3.500% due 12/14/2015		300	374
BPE Financiaciones S.A.
2.875% due 05/19/2016		100	124
Cedulas Fondo de Titulizacion de Activos
3.875% due 05/23/2025		100	144
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		$100	100

			861

SOVEREIGN ISSUES 12.4%
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	200	270
Instituto de Credito Oficial
4.530% due 03/17/2016	CAD	100	87
Spain Government International Bond
2.750% due 10/31/2024	EUR	600	801
3.300% due 07/30/2016		300	379
3.800% due 04/30/2024		200	290
4.800% due 01/31/2024		200	310
5.150% due 10/31/2028		200	325
5.400% due 01/31/2023		1,400	2,217
Xunta de Galicia
5.763% due 04/03/2017		100	134

			4,813

Total Spain (Cost $5,755)			5,674

SWEDEN 0.8%

CORPORATE BONDS & NOTES 0.5%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	1,000	139
Swedbank Hypotek AB
3.750% due 12/20/2017		300	42

			181

SOVEREIGN ISSUES 0.3%
Sweden Government International Bond
4.250% due 03/12/2019		900	135

Total Sweden (Cost $356)			316

UNITED KINGDOM 15.7%

ASSET-BACKED SECURITIES 0.5%
Motor PLC
0.650% due 08/25/2021		$195	195

CORPORATE BONDS & NOTES 1.7%
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	200	237
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	100	193
NRAM Covered Bond LLP
5.625% due 06/22/2017		$200	220

			650

MORTGAGE-BACKED SECURITIES 6.2%
Eurosail PLC
0.242% due 12/10/2044	EUR	64	75

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.242% due 03/13/2045	EUR	71	$82
0.720% due 03/13/2045	GBP	141	211
Fosse Master Issuer PLC
2.658% due 10/18/2054		100	158
Granite Master Issuer PLC
0.305% due 12/20/2054		$118	115
0.505% due 12/20/2054		100	98
Granite Mortgages PLC
0.880% due 06/20/2044	GBP	31	48
Great Hall Mortgages PLC
0.373% due 06/18/2039		$56	53
Hercules Eclipse PLC
0.797% due 10/25/2018	GBP	186	287
Kensington Mortgage Securities PLC
0.252% due 06/14/2040	EUR	53	61
Leek Finance PLC
0.507% due 09/21/2038		$237	247
Mansard Mortgages PLC
1.210% due 12/15/2049	GBP	172	261
Newgate Funding PLC
1.560% due 12/15/2050		192	290
RMAC Securities PLC
0.233% due 06/12/2044	EUR	149	168
0.730% due 06/12/2044	GBP	167	243

			2,397

SOVEREIGN ISSUES 7.3%
United Kingdom Gilt
2.750% due 09/07/2024		100	169
3.250% due 01/22/2044 (f)		800	1,438
4.250% due 06/07/2032		200	402
4.250% due 12/07/2040		400	837

			2,846

Total United Kingdom (Cost $5,455)			6,088

UNITED STATES 16.0%

ASSET-BACKED SECURITIES 0.5%
HSBC Home Equity Loan Trust
0.315% due 03/20/2036		$30	29
Panhandle-Plains Higher Education Authority, Inc.
1.385% due 10/01/2035		52	53
SLM Student Loan Trust
0.342% due 12/15/2023	EUR	104	123

			205

CORPORATE BONDS & NOTES 1.0%
Ally Financial, Inc.
4.625% due 06/26/2015		$300	302
International Lease Finance Corp.
6.750% due 09/01/2016		100	107

			409

MORTGAGE-BACKED SECURITIES 5.0%
Citigroup Commercial Mortgage Trust
0.911% due 06/15/2033		300	301
Citigroup Mortgage Loan Trust, Inc.
2.280% due 09/25/2035		20	20
Commercial Mortgage Trust
2.048% due 07/10/2046 (a)		1,216	37
2.405% due 07/10/2046 (a)		1,537	65
Credit Suisse Mortgage Capital Certificates
5.773% due 12/16/2049		167	177

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DBUBS Mortgage Trust
0.247% due 11/10/2046 (a)	$200	$3
1.374% due 11/10/2046 (a)	466	11
First Horizon Mortgage Pass-Through Trust
2.581% due 05/25/2037 ^	56	45
HarborView Mortgage Loan Trust
0.444% due 02/19/2036	418	316
Impac CMB Trust
0.890% due 10/25/2034	102	90
IndyMac Mortgage Loan Trust
0.410% due 07/25/2035	35	32
JPMorgan Chase Commercial Mortgage Securities Trust
4.070% due 11/15/2043	200	215
JPMorgan Mortgage Trust
2.585% due 02/25/2036 ^	35	32
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.021% due 08/15/2032	66	63
Merrill Lynch Mortgage Investors Trust
2.472% due 02/25/2035	20	20
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.882% due 08/12/2049	100	109
Morgan Stanley Bank of America Merrill Lynch Trust
1.480% due 12/15/2048 (a)	389	24
Royal Bank of Scotland Capital Funding Trust
6.040% due 12/16/2049	91	96
Structured Asset Securities Corp. Trust
2.619% due 10/28/2035	76	73
Thornburg Mortgage Securities Trust
1.794% due 06/25/2047	22	20
WaMu Commercial Mortgage Securities Trust
5.362% due 03/23/2045	165	169
Wells Fargo Mortgage-Backed Securities Trust
2.605% due 10/25/2035	47	47

		1,965

U.S. GOVERNMENT AGENCIES 4.8%
Fannie Mae
0.600% due 11/25/2040	75	75
0.620% due 11/25/2040	101	103
3.500% due 02/01/2030	1,000	1,055
Freddie Mac
0.761% due 12/15/2037	22	22
NCUA Guaranteed Notes
0.527% due 11/06/2017	418	419
0.717% due 12/08/2020	137	138
Small Business Administration
5.980% due 05/01/2022	59	64

		1,876

U.S. TREASURY OBLIGATIONS 4.7%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022	105	102
0.125% due 07/15/2022 (h)	103	101
0.125% due 01/15/2023 (h)(j)	1,234	1,196
2.375% due 01/15/2025	378	445

		1,844

Total United States (Cost $6,269)		6,299

SHORT-TERM INSTRUMENTS 6.3%

CERTIFICATES OF DEPOSIT 1.8%
Credit Suisse
0.553% due 08/24/2015	$300	300

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intesa Sanpaolo SpA
1.650% due 04/07/2015		$400	$401

			701

REPURCHASE AGREEMENTS (e) 0.5%
			181

MEXICO TREASURY BILLS 4.0%
2.989% due 02/19/2015 - 05/14/2015 (b)	MXN	23,280	1,566

Total Short-Term Instruments (Cost $2,467)			2,448

Total Investments in Securities (Cost $39,790)			39,576

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.7%

SHORT-TERM INSTRUMENTS 4.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.7%
PIMCO Short-Term Floating NAV Portfolio	1,514	$15
PIMCO Short-Term Floating NAV Portfolio III	183,408	1,818

Total Short-Term Instruments (Cost $1,839)		1,833

Total Investments in Affiliates (Cost $1,839)		1,833

Total Investments 106.3% (Cost $41,629)		$41,409

Financial Derivative Instruments (g)(i) (0.5%) (Cost or Premiums, net $(246))		(180)

Other Assets and Liabilities, net (5.8%)		(2,284)

Net Assets 100.0%		$38,945

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$181	Fannie Mae 2.200% due 10/17/2022	$(189)	$181	$181

Total Repurchase Agreements						$(189)	$181	$181

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPS	0.050%	10/16/2014	01/16/2015	EUR	(1,146)	$(1,374)
	0.699%	11/17/2014	02/12/2015	GBP	(541)	(834)

Total Sale-Buyback Transactions						$(2,208)

(2)

As of December 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2014 was $1,089 at a weighted average interest rate of 0.443%.

(3)	Payable for sale-buyback transactions includes $3 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	01/01/2045	$300	$(311)	$(312)
Fannie Mae	4.000%	02/01/2045	1,100	(1,170)	(1,171)
Fannie Mae	4.500%	01/01/2045	1,700	(1,842)	(1,845)

Total Short Sales				$(3,323)	$(3,328)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(f)	Securities with an aggregate market value of $2,278 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$181	$0	$0	$0	$181	$(189)	$(8)

Master Securities Forward Transaction Agreement
BPS	0	0	(2,208)	0	(2,208)	2,278	70

Total Borrowings and Other Financing Transactions	$181	$0	$(2,208)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Bond March Futures	Long	03/2015	4	$1	$1	$0
Australia Government 10-Year Bond March Futures	Long	03/2015	5	6	5	0
Call Options Strike @ EUR 152.500 on Euro-Bund 10-Year Bond March Futures	Long	02/2015	6	16	0	0
Call Options Strike @ EUR 153.500 on Euro-Bund 10-Year Bond March Futures	Short	02/2015	6	(13)	0	0
Call Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond March Futures	Short	02/2015	6	(8)	0	0
Canada Government 10-Year Bond March Futures	Short	03/2015	7	1	0	(4)
Euro-Bobl March Futures	Long	03/2015	2	2	0	0
Euro-Bund 10-Year Bond March Futures	Long	03/2015	19	40	1	0
Euro-Buxl 30-Year Bond March Futures	Long	03/2015	2	8	1	0
Euro-OAT France Government 10-Year Bond March Futures	Long	03/2015	2	5	0	0
U.S. Treasury 10-Year Note March Futures	Long	03/2015	38	29	8	0
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	2	4	1	0
U.S. Treasury Ultra Long-Term Bond March Futures	Short	03/2015	2	(17)	0	(1)
United Kingdom Long Gilt March Futures	Long	03/2015	7	32	6	0

Total Futures Contracts				$106	$23	$(5)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
iTraxx Europe Senior 22 5-Year Index	(1.000%	)	12/20/2019	EUR 2,000	$(39)	$(11)	$4	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month PLN-WIBOR	2.250%	03/18/2025	PLN	100	$0	$0	$0	$0
Pay	3-Month PLN-WIBOR	2.250%	06/17/2025		100	0	0	0	0
Receive	3-Month USD-LIBOR	0.800%	09/25/2017	$	19,900	280	10	0	0
Pay	3-Month USD-LIBOR	3.000%	06/20/2023		2,100	24	141	2	0
Receive	3-Month USD-LIBOR	3.000%	12/18/2023		2,200	(145)	(158)	0	(2)
Pay	3-Month USD-LIBOR	4.500%	06/19/2024		300	22	24	0	0
Receive	3-Month USD-LIBOR	3.000%	12/17/2024		1,900	(126)	5	0	(2)
Receive	3-Month USD-LIBOR	2.750%	06/17/2025		100	(3)	0	0	0
Pay	3-Month USD-LIBOR	3.500%	12/17/2034		100	14	6	0	0
Pay	3-Month USD-LIBOR	3.500%	12/17/2044		300	52	33	0	0
Pay	6-Month AUD-BBR-BBSW	3.250%	12/17/2019	AUD	1,000	22	18	4	0
Pay	6-Month AUD-BBR-BBSW	3.000%	06/17/2020		400	4	3	2	0
Pay	6-Month EUR-EURIBOR	1.250%	03/18/2025	EUR	1,200	58	38	2	0
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		1,400	(226)	(177)	0	(6)
Receive	6-Month GBP-LIBOR	1.750%	12/17/2016	GBP	1,000	(18)	(21)	0	0
Receive	6-Month GBP-LIBOR	1.500%	12/17/2016		1,100	(20)	(14)	0	(1)
Receive	6-Month GBP-LIBOR	1.500%	03/18/2017		100	(2)	(2)	0	0
Receive	6-Month GBP-LIBOR	2.250%	12/17/2019		900	(56)	(53)	0	(2)
Pay	6-Month GBP-LIBOR	2.750%	03/18/2025		600	76	33	5	0
Receive	6-Month GBP-LIBOR	3.000%	09/16/2045		300	(77)	(65)	0	(8)
Receive	6-Month JPY-LIBOR	0.500%	09/17/2021	JPY	210,000	(23)	(11)	0	0
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033		700,000	446	505	17	0
Pay	6-Month JPY-LIBOR	1.500%	12/20/2044		110,000	39	41	3	0
Pay	28-Day MXN-TIIE	4.300%	09/01/2016	MXN	35,600	(3)	(3)	0	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		5,400	(5)	(2)	1	0
Pay	28-Day MXN-TIIE	5.630%	07/07/2021		2,100	0	(1)	1	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		1,800	(1)	0	1	0
Pay	28-Day MXN-TIIE	5.620%	11/09/2021		1,000	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		400	0	0	0	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		1,000	1	0	1	0

						$332	$349	$39	$(21)

Total Swap Agreements						$293	$338	$43	$(21)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(h)	Securities with an aggregate market value of $351 and cash of $425 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability				Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$23	$43	$66	$0		$(5)		$(21)		$(26)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2015		BRL	1,535	$		578	$0	$0
	01/2015		ILS	311			83	3	0
	01/2015		JPY	21,900			183	0	0
	01/2015		PLN	563			166	7	0
	01/2015	$		580		BRL	1,535	1	(4)
	01/2015			687		EUR	554	0	(18)
	01/2015			6,723		JPY	792,919	0	(103)
	01/2015			1,663		SEK	12,350	0	(79)
	02/2015		MYR	884	$		270	19	0
	02/2015	$		40		INR	2,504	0	(1)
	07/2015		BRL	734	$		266	3	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	09/2015	$		20		CNY	123	$0	$0

BPS	01/2015		BRL	1,636	$		619	3	0
	01/2015		EUR	291			360	8	0
	01/2015		GBP	107			167	0	0
	01/2015	$		630		BRL	1,636	0	(14)
	01/2015			1,993		CHF	1,929	0	(52)
	01/2015			8,137		EUR	6,677	0	(58)
	01/2015			271		ILS	1,051	0	(2)
	02/2015		EUR	6,677	$		8,140	59	0
	02/2015		MXN	8,525			629	52	0
	02/2015		MYR	165			50	3	0
	02/2015	$		966		MXN	12,759	0	(103)
	07/2015		BRL	4,100	$		1,627	160	0

BRC	01/2015		DKK	1,020			174	8	0
	01/2015		PLN	957			282	12	0
	01/2015	$		30		ILS	114	0	(1)
	02/2015		MXN	1,234	$		91	8	0
	02/2015		MYR	165			50	3	0
	02/2015	$		20		INR	1,252	0	0
	02/2015			182		MXN	2,469	0	(15)
	04/2015		BRL	271	$		112	12	0
	09/2015	$		71		CNY	430	0	(3)

CBK	01/2015		BRL	2,246	$		949	104	0
	01/2015		EUR	577			714	15	0
	01/2015		SGD	811			626	14	0
	01/2015	$		847		BRL	2,246	0	(2)
	01/2015			683		INR	42,541	0	(12)
	01/2015			48		JPY	5,700	0	(1)
	02/2015		MYR	371	$		113	8	0
	02/2015	$		40		INR	2,504	0	(1)
	02/2015			360		MXN	5,262	0	(4)
	05/2015		MXN	11,379	$		771	6	0
	09/2015	$		274		CNY	1,656	0	(11)

DUB	01/2015		BRL	2,584	$		977	4	0
	01/2015	$		1,004		BRL	2,584	0	(32)
	01/2015			263		EUR	214	0	(4)
	01/2015			150		ILS	568	0	(4)
	02/2015		BRL	539	$		201	0	0
	02/2015		INR	8,927			142	2	0
	02/2015	$		105		BRL	277	0	(1)
	02/2015			1,951		CHF	1,929	0	(10)
	07/2015		BRL	2,584	$		953	28	0

FBF	01/2015			1,417			573	40	0
	01/2015	$		547		BRL	1,417	0	(15)
	02/2015		INR	7,801	$		124	2	0
	07/2015		BRL	1,917			725	39	0

GLM	01/2015		EUR	7,086			8,847	273	0
	01/2015		ILS	309			83	3	0
	01/2015		PLN	444			132	7	0
	01/2015		$	25		EUR	20	0	0
	01/2015			277		JPY	32,900	0	(2)
	01/2015			2,029		NZD	2,599	0	(1)
	01/2015			45		SEK	355	0	0
	02/2015		MXN	12,693	$		967	109	0
	02/2015		MYR	659			200	13	0

HUS	01/2015		AUD	153			128	3	0
	01/2015		BRL	670			277	25	0
	01/2015		ILS	1,209			321	11	0
	01/2015		$	2,872		AUD	3,362	0	(127)
	01/2015			252		BRL	670	0	0
	01/2015			3,672		CAD	4,190	0	(65)
	01/2015			2,450		SGD	3,139	0	(81)
	01/2015		ZAR	301	$		27	1	0
	02/2015		AUD	20			16	0	0
	02/2015		BRL	154			57	0	0
	02/2015		$	10		INR	626	0	0
	04/2015		MXN	2,180	$		150	4	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
JPM	01/2015	AUD	136	$		116	$5	$0
	01/2015	BRL	1,778			736	67	0
	01/2015	$	678		BRL	1,778	1	(10)
	01/2015		608		EUR	490	0	(15)
	01/2015		502		GBP	320	0	(3)
	01/2015		20		ILS	76	0	(1)
	01/2015		45		JPY	5,300	0	(1)
	02/2015	MXN	9,524	$		652	8	0
	02/2015	MYR	165			50	3	0
	02/2015	$	6,770		JPY	814,919	35	0
	02/2015		2,098		KRW	2,195,306	0	(96)
	02/2015		54		MXN	794	0	0
	07/2015	BRL	776	$		279	2	(1)

MSB	01/2015	AUD	3,119			2,554	8	0
	01/2015	BRL	1,030			388	4	(3)
	01/2015	CAD	4,190			3,607	1	0
	01/2015	GBP	182			286	2	0
	01/2015	NZD	2,599			2,021	0	(7)
	01/2015	$	388		BRL	1,030	0	0
	01/2015		1,934		NOK	13,500	0	(122)
	02/2015	BRL	328	$		123	0	0
	02/2015	MXN	1,870			132	6	0
	02/2015	$	2,549		AUD	3,119	0	(8)
	02/2015		57		BRL	145	0	(2)
	02/2015		3,605		CAD	4,190	0	(1)
	02/2015		2,015		NZD	2,599	7	0
	04/2015		291		BRL	800	3	0
	09/2015		20		CNY	123	0	0

NGF	01/2015	BRL	191	$		70	0	(2)
	01/2015	$	72		BRL	191	0	0

RBC	02/2015	MXN	7,764	$		560	35	0

UAG	01/2015	BRL	596			242	19	(1)
	01/2015	PLN	1,578			470	25	0
	01/2015	$	39		AUD	47	0	0
	01/2015		224		BRL	596	0	0
	01/2015		1,151		MYR	3,765	0	(76)
	01/2015		188		SGD	248	0	(2)
	02/2015	CNY	2,173	$		352	0	(1)
	02/2015	MYR	1,329			395	17	0
	03/2015	CHF	700			726	21	0

Total Forward Foreign Currency Contracts							$1,341	$(1,178)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
CBK	Call - OTC USD versus JPY	JPY	114.000	02/03/2015	$400	$8	$20

FBF	Call - OTC USD versus JPY		114.000	02/03/2015	300	6	15

GLM	Call - OTC USD versus CHF	CHF	1.210	03/09/2015	2,000	0	0

HUS	Call - OTC USD versus JPY	JPY	131.000	01/14/2015	7,000	1	0

MSB	Call - OTC USD versus CAD	CAD	1.400	03/17/2015	4,000	0	0

						$15	$35

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	500	$41	$5

GLM	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	11/26/2015	EUR	700	12	19

								$53	$24

Total Purchased Options								$68	$59

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	03/18/2015	$	300	$(1)	$0

BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	200	0	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		200	0	0

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		400	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		200	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		200	(1)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		200	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		200	0	0

GST	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		200	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		200	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		100	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		400	(1)	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		200	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		200	(1)	0

							$(6)	$(2)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	2.640	06/10/2015	$200	$(6)	$(13)
	Put - OTC USD versus JPY	JPY	93.000	09/08/2016	400	(7)	(2)
	Put - OTC USD versus JPY		80.000	02/18/2019	300	(17)	(4)
	Put - OTC USD versus JPY		80.000	02/28/2019	200	(10)	(3)

BPS	Call - OTC USD versus BRL	BRL	2.700	05/29/2015	300	(7)	(15)

BRC	Put - OTC USD versus JPY	JPY	91.000	02/18/2016	200	(5)	0
	Put - OTC USD versus JPY		94.750	04/21/2016	300	(9)	(1)
	Put - OTC USD versus JPY		97.000	09/08/2016	300	(7)	(3)

CBK	Call - OTC USD versus BRL	BRL	2.600	03/11/2015	100	(2)	(5)
	Call - OTC USD versus BRL		2.740	06/08/2015	300	(7)	(13)
	Call - OTC USD versus JPY	JPY	116.000	02/03/2015	400	(5)	(14)
	Call - OTC USD versus JPY		118.000	02/03/2015	400	(3)	(9)
	Put - OTC USD versus JPY		93.000	04/21/2016	100	(2)	0
	Put - OTC USD versus JPY		95.000	09/08/2016	600	(13)	(4)

DUB	Put - OTC USD versus JPY		92.000	05/19/2016	300	(7)	(1)

FBF	Call - OTC USD versus JPY		116.000	02/03/2015	300	(4)	(11)
	Call - OTC USD versus JPY		118.000	02/03/2015	300	(2)	(7)

GLM	Call - OTC USD versus BRL	BRL	2.650	05/29/2015	100	(3)	(6)
	Call - OTC USD versus BRL		2.710	06/02/2015	100	(3)	(5)
	Put - OTC USD versus JPY	JPY	91.000	02/18/2016	200	(4)	0

JPM	Put - OTC USD versus JPY		91.000	02/18/2016	500	(13)	(1)

MSB	Call - OTC USD versus BRL	BRL	2.650	06/08/2015	200	(6)	(12)

UAG	Call - OTC USD versus BRL		2.640	06/15/2015	300	(8)	(20)

						$(150)	$(149)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	2,100	$(40)	$(14)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.650%	01/22/2015	GBP	300	(2)	(5)
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.000%	01/22/2015		300	(2)	0
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.564%	11/26/2015	EUR	300	(12)	(24)

								$(56)	$(43)

Total Written Options								$(212)	$(194)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	6	$8,300	AUD	0	EUR	2,400	GBP	0	$(69)
Sales	96	22,700		400		5,300		700	(308)
Closing Buys	(2)	(1,500)		0		0		0	17
Expirations	(62)	(18,800)		(400)		(3,300)		(100)	121
Exercised	(38)	(1,900)		0		(1,200)		0	27

Balance at End of Period	0	$8,800	AUD	0	EUR	3,200	GBP	600	$(212)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Royal Bank of Scotland Group PLC	(1.000%	)	12/20/2019	0.502%	EUR 100	$(3)	$0	$0	$(3)

MYC	Royal Bank of Scotland Group PLC	(1.000%	)	03/20/2020	0.525%	100	(3)	0	0	(3)

							$(6)	$0	$0	$(6)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.681%	$ 200	$(10)	$5	$0	$(5)

BPS	Italy Government International Bond	1.000%	09/20/2019	1.155%	100	0	(1)	0	(1)

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.681%	100	(4)	1	0	(3)
	Italy Government International Bond	1.000%	03/20/2019	1.069%	500	(9)	8	0	(1)

DUB	Italy Government International Bond	1.000%	06/20/2019	1.114%	200	(2)	1	0	(1)
	Italy Government International Bond	1.000%	09/20/2019	1.155%	100	0	(1)	0	(1)
	Japan Government International Bond	1.000%	06/20/2018	0.402%	300	6	0	6	0

GST	Greece Government International Bond	1.000%	12/20/2015	16.350%	EUR 100	(5)	(11)	0	(16)

HUS	Brazil Government International Bond	1.000%	09/20/2019	1.862%	$ 100	(3)	(1)	0	(4)

						$(27)	$1	$6	$(32)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
CBK	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	EUR 200	$7	$(1)	$6	$0

GST	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	100	4	(1)	3	0

						$11	$(2)	$9	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	400	$	495	$0	$(10)	$0	$(10)
BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		800		1,055	(62)	(23)	0	(85)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		500		659	(36)	(17)	0	(53)
CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		400		493	0	(8)	0	(8)
DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		800		991	1	(22)	0	(21)
FBF	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2017	CHF	300		309	0	(7)	0	(7)
GLM	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	900		1,114	0	(23)	0	(23)
UAG	Floating rate equal to 3-Month CHF-LIBOR less 0.210% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016		200		207	7	(12)	202	(207)
	Floating rate equal to 3-Month CHF-LIBOR less 0.225% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016		300		311	10	(18)	302	(310)
	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016		200		207	6	(12)	201	(207)

								$(74)	$(152)	$705	$(931)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	1-Year BRL-CDI	11.500%	01/04/2021	BRL	1,200	$(7)	$14	$7	$0
	Receive	1-Year BRL-CDI	12.230%	01/04/2021		800	0	(3)	0	(3)

DUB	Receive	1-Year BRL-CDI	11.500%	01/04/2021		600	1	2	3	0
	Receive	1-Year BRL-CDI	12.230%	01/04/2021		1,000	1	(5)	0	(4)

FBF	Pay	28-Day MXN-TIIE	4.620%	09/23/2016	MXN	7,500	0	1	1	0

UAG	Receive	1-Year BRL-CDI	12.230%	01/04/2021	BRL	300	0	(1)	0	(1)
	Pay	28-Day MXN-TIIE	5.010%	10/10/2019	MXN	2,100	(1)	(1)	0	(2)
	Pay	28-Day MXN-TIIE	5.630%	10/11/2021		1,000	0	0	0	0

							$(6)	$7	$11	$(10)

Total Swap Agreements							$(102)	$(146)	$731	$(979)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(j)	Securities with an aggregate market value of $18 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
BOA	$33	$0	$0	$33	$(205)	$(22)	$(15)	$(242)	$(209)	$0	$(209)
BPS	285	0	7	292	(229)	(16)	(142)	(387)	(95)	0	(95)
BRC	43	0	0	43	(19)	(4)	0	(23)	20	0	20
CBK	147	25	6	178	(31)	(60)	(15)	(106)	72	0	72
DUB	34	0	9	43	(51)	(1)	(27)	(79)	(36)	0	(36)
FBF	81	15	1	97	(15)	(18)	(7)	(40)	57	0	57
GLM	405	19	0	424	(3)	(40)	(23)	(66)	358	(300)	58
GST	0	0	3	3	0	0	(16)	(16)	(13)	0	(13)
HUS	44	0	0	44	(273)	0	(4)	(277)	(233)	0	(233)
JPM	121	0	0	121	(127)	(1)	0	(128)	(7)	18	11
MSB	31	0	0	31	(143)	(12)	0	(155)	(124)	0	(124)
MYC	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
NGF	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
RBC	35	0	0	35	0	0	0	0	35	0	35
UAG	82	0	705	787	(80)	(20)	(727)	(827)	(40)	0	(40)

Total Over the Counter	$1,341	$59	$731	$2,131	$(1,178)	$(194)	$(979)	$(2,351)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$23	$23
Swap Agreements	0	4	0	0	39	43

	$0	$4	$0	$0	$66	$66

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,341	$0	$1,341
Purchased Options	0	0	0	35	24	59
Swap Agreements	0	15	0	705	11	731

	$0	$15	$0	$2,081	$35	$2,131

	$6	$19	$0	$2,081	$91	$2,197

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5	$5
Swap Agreements	0	0	0	0	21	21

	$0	$0	$0	$0	$26	$26

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,178	$0	$1,178
Written Options	0	2	0	149	43	194
Swap Agreements	0	38	0	931	10	979

	$0	$40	$0	$2,258	$53	$2,351

	$0	$40	$0	$2,258	$79	$2,377

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$15	$15
Futures	0	0	0	0	809	809
Swap Agreements	0	4	0	0	(671)	(667)

	$0	$4	$0	$0	$153	$157

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,058)	$0	$(1,058)
Purchased Options	0	0	0	(14)	0	(14)
Written Options	0	4	0	85	23	112
Swap Agreements	0	11	0	(275)	191	(73)

	$0	$15	$0	$(1,262)	$214	$(1,033)

	$0	$19	$0	$(1,262)	$367	$(876)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(2)	$(2)
Futures	0	0	0	0	(2)	(2)
Swap Agreements	0	(11)	0	0	559	548

	$0	$(11)	$0	$0	$555	$544

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$569	$0	$569
Purchased Options	0	0	0	20	(70)	(50)
Written Options	0	4	0	0	39	43
Swap Agreements	0	35	0	(152)	(2)	(119)

	$0	$39	$0	$437	$(33)	$443

	$0	$28	$0	$437	$522	$987

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$533	$0	$533
Sovereign Issues	0	386	0	386
Brazil
Corporate Bonds & Notes	0	284	0	284
Sovereign Issues	0	2,526	0	2,526
Canada
Corporate Bonds & Notes	0	400	0	400
Sovereign Issues	0	210	0	210
Denmark
Corporate Bonds & Notes	0	163	0	163
France
Corporate Bonds & Notes	0	705	0	705
Sovereign Issues	0	3,442	0	3,442
Germany
Corporate Bonds & Notes	0	95	0	95
Sovereign Issues	0	265	0	265
Greece
Sovereign Issues	0	141	0	141
Hong Kong
Corporate Bonds & Notes	0	306	0	306
Ireland
Asset-Backed Securities	0	138	0	138
Corporate Bonds & Notes	0	363	0	363
Italy
Corporate Bonds & Notes	0	919	0	919
Mortgage-Backed Securities	0	377	0	377
Sovereign Issues	0	4,706	0	4,706
Mexico
Sovereign Issues	0	695	0	695
Netherlands
Asset-Backed Securities	0	86	0	86
Corporate Bonds & Notes	0	107	0	107
Poland
Sovereign Issues	0	1,008	0	1,008
Portugal
Corporate Bonds & Notes	0	122	0	122
Slovenia
Sovereign Issues	0	774	0	774
Spain
Corporate Bonds & Notes	0	861	0	861
Sovereign Issues	0	4,813	0	4,813
Sweden
Corporate Bonds & Notes	0	181	0	181
Sovereign Issues	0	135	0	135

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
United Kingdom
Asset-Backed Securities	$0	$195	$0	$195
Corporate Bonds & Notes	0	650	0	650
Mortgage-Backed Securities	0	2,397	0	2,397
Sovereign Issues	0	2,846	0	2,846
United States
Asset-Backed Securities	0	205	0	205
Corporate Bonds & Notes	0	409	0	409
Mortgage-Backed Securities	0	1,788	177	1,965
U.S. Government Agencies	0	1,876	0	1,876
U.S. Treasury Obligations	0	1,844	0	1,844
Short-Term Instruments
Certificates of Deposit	0	701	0	701
Repurchase Agreements	0	181	0	181
Mexico Treasury Bills	0	1,566	0	1,566
	$0	$39,399	$177	$39,576

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,833	$0	$0	$1,833

Total Investments	$1,833	$39,399	$177	$41,409

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,328)	$0	$(3,328)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	23	43	0	66
Over the counter	0	2,131	0	2,131
	$23	$2,174	$0	$2,197

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5)	(21)	0	(26)
Over the counter	0	(2,351)	0	(2,351)
	$(5)	$(2,372)	$0	$(2,377)

Totals	$1,851	$35,873	$177	$37,901

There were no significant transfers between Level 1 and 2 during the period ended December 31, 2014. There were assets and liabilities valued at $557 transferred from Level 3 to Level 2 during the period ended December 31, 2014. There were no significant assets and liabilities transferred from Level 2 to Level 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after

December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s

ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements (Cont.)

securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.
■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and

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non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a

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diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home

Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$2,024	$8,101	$(10,110)	$0	$0	$15	$1	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$0	$34,320	$(32,490)	$(5)	$(6)	$1,818	$19	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date.

The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

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(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the

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Notes to Financial Statements (Cont.)

Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and

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considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against

ANNUAL REPORT	DECEMBER 31, 2014	33

Notes to Financial Statements (Cont.)

this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty

ANNUAL REPORT	DECEMBER 31, 2014	35

Notes to Financial Statements (Cont.)

and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15%

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Purchases	Sales
$5,182	$1,734

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also

ANNUAL REPORT	DECEMBER 31, 2014	37

Notes to Financial Statements (Cont.)

result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$76,479	$74,631	$35,182	$40,309

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$4	1	$17
Administrative Class	409	4,542	765	8,564
Advisor Class	576	6,379	1,549	17,324
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	25	273	31	342
Advisor Class	70	763	93	1,015
Cost of shares redeemed
Institutional Class	0	(3)	(1)	(15)
Administrative Class	(594)	(6,604)	(491)	(5,424)
Advisor Class	(1,430)	(15,929)	(1,011)	(11,126)
Net increase (decrease) resulting from Portfolio share transactions	(944)	$(10,575)	936	$10,697

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 81% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of

December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$92	$(33)	$(510)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$41,735	$1,141	$(1,466)	$(325)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$486	$550	$—
12/31/2013	$983	$374	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of the PIMCO Foreign Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

40	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NOK	Norwegian Krone
BRL	Brazilian Real	ILS	Israeli Shekel	NZD	New Zealand Dollar
CAD	Canadian Dollar	INR	Indian Rupee	PLN	Polish Zloty
CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	SGD	Singapore Dollar
DKK	Danish Krone	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	MYR	Malaysian Ringgit	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	MBS	Mortgage-Backed Security

ANNUAL REPORT	DECEMBER 31, 2014	41

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	43

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

44	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT19AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

-

Annual Report

December 31, 2014

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may

4	PIMCO VARIABLE INSURANCE TRUST

be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Short-Term Instruments‡	31.7%
Italy	14.0%
United States	11.8%
Spain	11.3%
United Kingdom	9.2%
France	8.0%
Other	14.0%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	10 Years	Class Inception (02/16/1999)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class	11.16%	7.48%	6.06%	5.76%
JPMorgan GBI Global ex-US Index Hedged in USD±	9.90%	4.85%	4.82%	5.04%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.92% for Administrative Class shares.

± JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,056.90	$1,020.73
Expenses Paid During Period†	$4.74	$4.66
Net Annualized Expense Ratio	0.91%	0.91%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its assets.

»

Portfolios managed to U.S. dollar-hedged benchmarks are hedged to the U.S. dollar. On a total return basis, portfolios that were hedged to the U.S. dollar generally outperformed unhedged portfolios over the reporting period, as the U.S. dollar appreciated versus most major currencies.

»	Positions in non-Agency mortgage-backed securities and European residential mortgage-backed securities contributed to performance as spreads on these securities tightened over the reporting period.

»	Exposure to European covered bonds contributed to performance as spreads on these securities tightened over the reporting period.

»	An overweight to the long-end of the Japanese yield curve contributed to performance as Japanese sovereign yields declined over the reporting period.

»

An overweight to duration (or sensitivity to changes in market interest rates) in Italy and Spain contributed to relative performance as European sovereign peripheral spreads tightened over the reporting period.

»	Exposure to Brazilian local bonds and an overweight to Mexican local duration, on the intermediate portion of the yield curve, contributed to performance as yields declined over the reporting period.

»	Short exposure to the Japanese yen and the euro contributed to performance as these currencies depreciated versus the U.S. dollar over the reporting period.

»	An underweight to core European duration detracted from performance as German bund yields declined over the reporting period.

»	An underweight to duration in the U.S. detracted from performance as U.S. Treasury yields declined over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year	$10.05	$10.80	$10.33	$9.98	$9.64
Net investment income (a)	0.18	0.22	0.26	0.23	0.21
Net realized/unrealized gain (loss)	0.93	(0.17)	0.84	0.43	0.60
Net increase from investment operations	1.11	0.05	1.10	0.66	0.81
Dividends from net investment income	(0.19)	(0.20)	(0.24)	(0.21)	(0.19)
Distributions from net realized capital gains	(0.07)	(0.60)	(0.39)	(0.10)	(0.28)
Total distributions	(0.26)	(0.80)	(0.63)	(0.31)	(0.47)
Net asset value end of year	$10.90	$10.05	$10.80	$10.33	$9.98
Total return	11.16%	0.50%	10.85%	6.76%	8.49%
Net assets end of year (000s)	$89,343	$66,176	$78,497	$78,493	$79,591
Ratio of expenses to average net assets	0.91%	0.92%	0.94%	0.91%	0.90%
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	1.73%	2.03%	2.40%	2.30%	2.06%
Portfolio turnover rate	176%	127%	356%	218%	130%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$114,563
Investments in Affiliates	40,651
Financial Derivative Instruments
Exchange-traded or centrally cleared	193
Over the counter	6,340
Cash	1
Deposits with counterparty	1,256
Foreign currency, at value	906
Receivable for investments sold	29,052
Receivable for Portfolio shares sold	742
Interest and dividends receivable	1,060
Dividends receivable from Affiliates	234
194,998

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$13,025
Financial Derivative Instruments
Exchange-traded or centrally cleared	52
Over the counter	4,225
Payable for investments purchased	15,333
Payable for investments in Affiliates purchased	234
Deposits from counterparty	2,050
Payable for Portfolio shares redeemed	19
Accrued investment advisory fees	32
Accrued supervisory and administrative fees	64
Accrued distribution fees	13
Accrued servicing fees	11
Other liabilities	2
35,060

Net Assets	$159,938

Net Assets Consist of:
Paid in capital	$152,363
Undistributed net investment income	3,900
Accumulated undistributed net realized gain	927
Net unrealized appreciation	2,748
$159,938

Net Assets:
Institutional Class	$879
Administrative Class	89,343
Advisor Class	69,716

Shares Issued and Outstanding:
Institutional Class	81
Administrative Class	8,196
Advisor Class	6,395

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.90
Administrative Class	10.90
Advisor Class	10.90

Cost of Investments in securities	$115,974
Cost of Investments in Affiliates	$40,862
Cost of Foreign Currency Held	$904
Proceeds Received on Short Sales	$12,998
Cost or Premiums of Financial Derivative Instruments, net	$(541)

* Includes repurchase agreements of:	$1,003

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$2,266
Dividends	9
Dividends from Investments in Affiliates	265
Total Income	2,540

Expenses:
Investment advisory fees	238
Supervisory and administrative fees	476
Servicing fees - Administrative Class	118
Distribution and/or servicing fees - Advisor Class	41
Trustee fees	1
Interest expense	7
Total Expenses	881

Net Investment Income	1,659

Net Realized Gain (Loss):
Investments in securities	21
Investments in Affiliates	(17)
Exchange-traded or centrally cleared financial derivative instruments	59
Over the counter financial derivative instruments	4,931
Foreign currency	772
Net Realized Gain	5,766

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,974)
Investments in Affiliates	(211)
Exchange-traded or centrally cleared financial derivative instruments	1,517
Over the counter financial derivative instruments	3,053
Foreign currency assets and liabilities	399
Net Change in Unrealized Appreciation	2,784
Net Gain	8,550

Net Increase in Net Assets Resulting from Operations	$10,209

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,659	$1,445
Net realized gain	5,766	938
Net change in unrealized appreciation (depreciation)	2,784	(2,045)
Net increase in net assets resulting from operations	10,209	338

Distributions to Shareholders:
From net investment income
Institutional Class	(5)	(0)
Administrative Class	(1,426)	(1,328)
Advisor Class	(294)	0
From net realized capital gains
Institutional Class	(5)	(1)
Administrative Class	(540)	(3,817)
Advisor Class	(371)	0

Total Distributions	(2,641)	(5,146)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions	86,172	(7,512)

Total Increase (Decrease) in Net Assets	93,740	(12,320)

Net Assets:
Beginning of year	66,198	78,518
End of year*	$159,938	$66,198

* Including undistributed (overdistributed) net investment income of:	$3,900	$(491)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 71.6%

AUSTRALIA 0.9%

CORPORATE BONDS & NOTES 0.4%
Australia & New Zealand Banking Group Ltd.
1.000% due 10/06/2016		$700	$702

MORTGAGE-BACKED SECURITIES 0.1%
Puma Finance Pty. Ltd.
3.055% due 08/22/2037	AUD	44	36
Torrens Trust
3.062% due 10/19/2038		53	44

			80

SOVEREIGN ISSUES 0.4%
New South Wales Treasury Corp.
2.750% due 11/20/2025		122	119
Queensland Treasury Corp.
4.250% due 07/21/2023		600	535

			654

Total Australia (Cost $1,493)			1,436

BRAZIL 0.3%

CORPORATE BONDS & NOTES 0.3%
Petrobras Global Finance BV
3.123% due 03/17/2020		$200	181
3.250% due 03/17/2017		300	284

Total Brazil (Cost $500)			465

CANADA 1.1%

CORPORATE BONDS & NOTES 0.3%
Toronto-Dominion Bank
0.695% due 07/02/2019		$500	500

SOVEREIGN ISSUES 0.8%
Province of British Columbia
4.300% due 06/18/2042	CAD	100	104
Province of Ontario
1.900% due 09/08/2017		500	436
3.450% due 06/02/2045		100	89
3.500% due 06/02/2024		600	555
6.200% due 06/02/2031		100	121

			1,305

Total Canada (Cost $1,877)			1,805

CAYMAN ISLANDS 0.6%

ASSET-BACKED SECURITIES 0.6%
Atrium CDO Corp.
1.332% due 11/16/2022		$300	300
Gallatin CLO Ltd.
1.501% due 07/15/2023		200	200
Symphony CLO LP
1.335% due 01/09/2023		500	498

Total Cayman Islands (Cost $1,000)			998

CHINA 0.1%

CORPORATE BONDS & NOTES 0.1%
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023		$200	211

Total China (Cost $203)			211

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DENMARK 0.0%

CORPORATE BONDS & NOTES 0.0%
Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	1	$0

Total Denmark (Cost $0)			0

FRANCE 7.8%

CORPORATE BONDS & NOTES 1.7%
Banque PSA Finance S.A.
4.250% due 02/25/2016	EUR	1,200	1,506
BPCE S.A.
0.873% due 06/17/2017		$300	301
4.500% due 03/15/2025		500	489
Credit Agricole S.A.
0.785% due 06/12/2017		400	401

			2,697

SOVEREIGN ISSUES 6.1%
Caisse d’Amortissement de la Dette Sociale
1.125% due 01/30/2017		200	201
3.375% due 03/20/2024		400	428
France Government Bond
1.000% due 11/25/2018	EUR	900	1,129
1.750% due 11/25/2024		3,100	4,081
2.500% due 05/25/2030		600	838
3.250% due 05/25/2045		1,000	1,587
4.000% due 10/25/2038		200	347
4.500% due 04/25/2041		600	1,139

			9,750

Total France (Cost $12,279)			12,447

GERMANY 1.2%

CORPORATE BONDS & NOTES 1.0%
FMS Wertmanagement AoeR
0.750% due 12/15/2017	GBP	200	309
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	400	347
4.750% due 03/12/2019	NZD	1,200	960

			1,616

SOVEREIGN ISSUES 0.2%
Republic of Germany
0.100% due 04/15/2023 (c)	EUR	104	131
4.000% due 01/04/2037		100	185

			316

Total Germany (Cost $2,048)			1,932

GREECE 0.4%

CORPORATE BONDS & NOTES 0.4%
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	500	620

Total Greece (Cost $669)			620

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%
CNOOC Finance Ltd.
3.875% due 05/02/2022		$200	204

Total Hong Kong (Cost $196)			204

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 1.7%

ASSET-BACKED SECURITIES 0.1%
Race Point CLO Ltd.
0.491% due 04/15/2020		$94	$94

CORPORATE BONDS & NOTES 1.4%
Depfa ACS Bank
3.875% due 11/14/2016	EUR	1,000	1,292
4.875% due 10/28/2015		$600	621
5.125% due 03/16/2037		200	252

			2,165

MORTGAGE-BACKED SECURITIES 0.2%
German Residential Funding Ltd.
1.231% due 08/27/2024	EUR	194	240

Total Ireland (Cost $2,640)			2,499

ITALY 13.5%

ASSET-BACKED SECURITIES 0.1%
Alba SPV SRL
1.581% due 04/20/2040	EUR	132	160

CORPORATE BONDS & NOTES 1.5%
Banca Carige SpA
3.875% due 10/24/2018		600	799
Banca Monte dei Paschi di Siena SpA
5.000% due 02/09/2019		100	136
Banco Popolare SC
3.250% due 09/30/2016		300	371
3.500% due 03/14/2019		300	379
Telecom Italia SpA
5.125% due 01/25/2016		600	759

			2,444

MORTGAGE-BACKED SECURITIES 0.5%
Berica Residential MBS SRL
0.383% due 03/31/2048		134	159
Claris ABS
0.538% due 10/31/2060		462	554
Giovecca Mortgages SRL
0.682% due 04/23/2048		137	166

			879

SOVEREIGN ISSUES 11.4%
Italy Buoni Poliennali Del Tesoro
3.750% due 09/01/2024		1,200	1,695
4.500% due 05/01/2023		800	1,181
4.500% due 03/01/2024		200	298
4.750% due 08/01/2023		4,800	7,220
4.750% due 09/01/2028		500	765
4.750% due 09/01/2044		1,300	2,040
5.500% due 09/01/2022		700	1,088
5.500% due 11/01/2022		2,300	3,580
Italy Government International Bond
6.000% due 08/04/2028	GBP	200	383

			18,250

Total Italy (Cost $21,947)			21,733

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO 1.0%

SOVEREIGN ISSUES 1.0%
Mexico Government International Bond
4.750% due 06/14/2018	MXN	12,100	$819
7.500% due 06/03/2027		8,500	645
10.000% due 12/05/2024		890	79

Total Mexico (Cost $1,751)			1,543

NETHERLANDS 0.3%

ASSET-BACKED SECURITIES 0.3%
Cadogan Square CLO BV
0.536% due 01/17/2023	EUR	175	209
Jubilee CDO BV
0.487% due 09/20/2022		200	240

Total Netherlands (Cost $490)			449

NORWAY 0.3%

SOVEREIGN ISSUES 0.3%
Kommunalbanken A/S
0.635% due 03/27/2017		$400	403

Total Norway (Cost $400)			403

POLAND 2.3%

SOVEREIGN ISSUES 2.3%
Poland Government International Bond
3.250% due 07/25/2025	PLN	9,300	2,809
4.000% due 10/25/2023		2,600	827

Total Poland (Cost $3,781)			3,636

PORTUGAL 0.3%

CORPORATE BONDS & NOTES 0.3%
Novo Banco S.A.
3.375% due 02/17/2016	EUR	200	243
3.875% due 01/21/2015		100	121
5.000% due 05/14/2019		100	119

Total Portugal (Cost $524)			483

SLOVENIA 2.5%

SOVEREIGN ISSUES 2.5%
Slovenia Government International Bond
1.750% due 10/09/2017	EUR	200	250
4.125% due 02/18/2019		$500	525
4.700% due 11/01/2016	EUR	600	779
4.750% due 05/10/2018		$1,400	1,501
5.250% due 02/18/2024		600	662
5.850% due 05/10/2023		300	341

Total Slovenia (Cost $4,046)			4,058

SPAIN 11.0%

CORPORATE BONDS & NOTES 0.5%
Ayt Cedulas Cajas Global
0.186% due 02/22/2018	EUR	200	237
Banco Popular Espanol S.A.
3.500% due 09/11/2017		100	130
11.500% due 10/10/2018 (d)		200	276
BPE Financiaciones S.A.
2.875% due 05/19/2016		100	124

			767

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 10.5%
Spain Government International Bond
2.750% due 10/31/2024	EUR	7,200	$9,613
3.300% due 07/30/2016		900	1,138
3.800% due 04/30/2024		700	1,014
5.150% due 10/31/2028		200	325
5.400% due 01/31/2023		2,800	4,434
Xunta de Galicia
6.131% due 04/03/2018		150	213

			16,737

Total Spain (Cost $17,713)			17,504

SUPRANATIONAL 0.3%

CORPORATE BONDS & NOTES 0.3%
European Investment Bank
0.500% due 06/21/2023	AUD	500	309
0.500% due 08/10/2023		400	246

Total Supranational (Cost $581)			555

SWEDEN 0.3%

CORPORATE BONDS & NOTES 0.2%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	1,500	209
Swedbank Hypotek AB
3.750% due 12/20/2017		1,100	155

			364

SOVEREIGN ISSUES 0.1%
Sweden Government International Bond
4.250% due 03/12/2019		1,200	180

Total Sweden (Cost $612)			544

UNITED KINGDOM 8.9%

ASSET-BACKED SECURITIES 0.2%
Motor PLC
0.650% due 08/25/2021		$325	325

CORPORATE BONDS & NOTES 1.7%
Barclays Bank PLC
7.625% due 11/21/2022		600	657
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	200	238
HBOS PLC
0.957% due 09/30/2016		$1,200	1,197
LBG Capital PLC
15.000% due 12/21/2019	GBP	300	644

			2,736

MORTGAGE-BACKED SECURITIES 1.8%
Business Mortgage Finance PLC
2.555% due 02/15/2041		185	283
Eurohome UK Mortgages PLC
0.710% due 06/15/2044		167	247
Eurosail PLC
0.717% due 06/10/2044		53	81
Fosse Master Issuer PLC
2.658% due 10/18/2054		200	315
Granite Master Issuer PLC
0.505% due 12/20/2054		$100	98
Mansard Mortgages PLC
1.210% due 12/15/2049	GBP	287	436

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Newgate Funding PLC
0.712% due 12/01/2050	GBP	300	$426
1.560% due 12/15/2050		385	579
RMAC Securities PLC
0.710% due 06/12/2044		290	421

			2,886

SOVEREIGN ISSUES 5.2%
United Kingdom Gilt
2.250% due 09/07/2023		500	817
2.750% due 09/07/2024		700	1,187
3.250% due 01/22/2044		1,700	3,055
3.500% due 01/22/2045		200	377
4.250% due 06/07/2032		400	805
4.250% due 03/07/2036		100	204
4.250% due 12/07/2040		600	1,255
4.500% due 09/07/2034		300	628

			8,328

Total United Kingdom (Cost $13,531)			14,275

UNITED STATES 11.4%

ASSET-BACKED SECURITIES 0.5%
Amortizing Residential Collateral Trust
0.750% due 07/25/2032		$1	1
0.870% due 10/25/2031		2	1
Amresco Residential Securities Corp. Mortgage Loan Trust
1.110% due 06/25/2029		1	1
Bear Stearns Asset-Backed Securities Trust
0.225% due 12/25/2036 ^		3	3
Credit Suisse First Boston Mortgage Securities Corp.
0.775% due 01/25/2032		1	1
First Alliance Mortgage Loan Trust
0.155% due 12/20/2027		1	1
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.620% due 08/25/2035		158	156
Long Beach Mortgage Loan Trust
0.730% due 10/25/2034		12	12
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^		213	123
Residential Asset Securities Corp. Trust
0.655% due 07/25/2032 ^		2	2
SLM Student Loan Trust
0.734% due 10/25/2017		103	103
1.734% due 04/25/2023		454	466

			870

CORPORATE BONDS & NOTES 2.0%
Ally Financial, Inc.
2.750% due 01/30/2017		200	200
2.911% due 07/18/2016		100	99
4.625% due 06/26/2015		300	303
BA Covered Bond Issuer
4.250% due 08/03/2017	EUR	200	264
International Lease Finance Corp.
6.750% due 09/01/2016		$200	213
Lehman Brothers Holdings, Inc.
1.000% due 05/02/2018 ^		200	30
Navient Corp.
5.000% due 04/15/2015		600	606
Sprint Communications, Inc.
8.375% due 08/15/2017		400	433
Universal Health Services, Inc.
7.125% due 06/30/2016		1,000	1,074

			3,222

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 2.7%
American Home Mortgage Investment Trust
1.832% due 09/25/2045	$73	$71
Banc of America Mortgage Trust
2.730% due 02/25/2036 ^	63	55
Bear Stearns Adjustable Rate Mortgage Trust
2.475% due 08/25/2033	4	4
2.515% due 03/25/2035	6	6
2.580% due 03/25/2035	63	63
Bear Stearns ALT-A Trust
0.330% due 02/25/2034	80	72
2.612% due 09/25/2035	59	50
2.655% due 03/25/2036 ^	107	79
2.667% due 11/25/2035 ^	52	41
2.677% due 08/25/2036 ^	65	48
Bear Stearns Structured Products, Inc.
2.337% due 12/26/2046	48	38
Citigroup Commercial Mortgage Trust
0.911% due 06/15/2033	400	401
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035	11	11
2.280% due 09/25/2035	20	20
Countrywide Alternative Loan Trust
0.375% due 03/20/2046	108	86
0.450% due 02/25/2037	94	74
1.113% due 12/25/2035	126	106
1.613% due 11/25/2035	23	19
5.250% due 06/25/2035 ^	17	16
Countrywide Home Loan Mortgage Pass-Through Trust
0.400% due 05/25/2035	44	37
0.490% due 03/25/2035	94	75
0.500% due 02/25/2035	11	10
2.418% due 11/25/2034	14	13
2.589% due 08/25/2034	43	38
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	1	1
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.863% due 02/25/2037 ^	229	127
DBUBS Mortgage Trust
0.247% due 11/10/2046 (a)	400	7
1.374% due 11/10/2046 (a)	932	22
GSR Mortgage Loan Trust
2.629% due 01/25/2036 ^	120	112
HarborView Mortgage Loan Trust
2.483% due 05/19/2033	6	6
IndyMac Mortgage Loan Trust
0.410% due 07/25/2035	38	35
JPMorgan Mortgage Trust
2.140% due 07/27/2037	167	145
2.585% due 02/25/2036 ^	71	63
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.601% due 12/15/2030	10	10
Merrill Lynch Mortgage Investors Trust
1.582% due 10/25/2035	18	17
Morgan Stanley Bank of America Merrill Lynch Trust
1.480% due 12/15/2048 (a)	1,266	79
Morgan Stanley Capital Trust
0.308% due 07/12/2044	165	165
Morgan Stanley Mortgage Loan Trust
2.180% due 06/25/2036	79	76
Residential Accredit Loans, Inc. Trust
0.320% due 02/25/2047	46	27
0.350% due 06/25/2046	383	174
0.380% due 04/25/2046	105	53

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Adjustable Rate Mortgage Loan Trust
2.467% due 04/25/2034	$12	$12
Structured Asset Mortgage Investments Trust
0.380% due 05/25/2046	18	13
0.390% due 05/25/2036	138	104
0.390% due 09/25/2047	198	159
0.400% due 05/25/2045	33	30
0.744% due 07/19/2034	5	5
0.824% due 09/19/2032	4	3
0.864% due 03/19/2034	9	9
1.613% due 08/25/2047	56	50
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	189	38
Thornburg Mortgage Securities Trust
1.420% due 06/25/2047	27	24
1.794% due 06/25/2047	44	40
5.750% due 06/25/2047	23	22
Wachovia Mortgage Loan Trust LLC
2.476% due 10/20/2035 ^	251	236
WaMu Mortgage Pass-Through Certificates Trust
0.480% due 01/25/2045	180	168
1.093% due 06/25/2046	64	59
1.113% due 02/25/2046	145	138
1.921% due 02/27/2034	8	8
2.143% due 03/25/2033	18	18
2.396% due 03/25/2035	108	108
Washington Mutual Mortgage Pass-Through Certificates Trust
1.053% due 07/25/2046 ^	39	23
Wells Fargo Mortgage-Backed Securities Trust
2.577% due 03/25/2036	133	129
2.607% due 04/25/2036	13	13
2.607% due 07/25/2036 ^	98	95
2.615% due 06/25/2035	43	43
2.616% due 03/25/2035	145	148

		4,247

MUNICIPAL BONDS & NOTES 0.3%
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	200	266
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	100	134

		400

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp. CPI Linked Security
3.708% due 01/16/2018	900	22

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 2.3%
Fannie Mae
0.290% due 03/25/2034	$10	10
0.320% due 08/25/2034	7	7
0.520% due 09/25/2042	25	25
0.600% due 11/25/2040	150	150
0.620% due 11/25/2040	203	205
0.750% due 06/25/2041	403	408
1.315% due 10/01/2044	24	25
2.002% due 12/01/2034	8	9
2.192% due 05/25/2035	23	23
2.485% due 11/01/2034	61	66

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 11/01/2021		$95	$101
5.480% due 07/01/2018		200	216
6.000% due 07/25/2044		16	18
Freddie Mac
0.661% due 12/15/2032		14	14
0.761% due 12/15/2037		44	45
1.315% due 10/25/2044		71	71
2.250% due 03/01/2035		14	14
2.310% due 04/01/2035		122	130
2.366% due 02/01/2029		6	6
Ginnie Mae
1.625% due 04/20/2028 - 06/20/2030		3	3
2.000% due 04/20/2030 - 05/20/2030		2	2
NCUA Guaranteed Notes
0.627% due 11/05/2020		1,385	1,394
0.717% due 12/08/2020		342	345
Tennessee Valley Authority
6.250% due 12/15/2017		400	459

			3,746

U.S. TREASURY OBLIGATIONS 3.6%
U.S. Treasury Bonds
5.250% due 02/15/2029 (i)		100	135
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022 (i)		420	409
0.125% due 07/15/2022		1,962	1,915
0.125% due 01/15/2023 (g)		2,366	2,293
0.125% due 07/15/2024		700	676
2.375% due 01/15/2025 (g)		126	148
U.S. Treasury Notes
1.750% due 05/15/2023 (i)		100	97
2.500% due 05/15/2024 (g)(i)		100	103

			5,776

Total United States (Cost $18,379)			18,283

SHORT-TERM INSTRUMENTS 5.3%

CERTIFICATES OF DEPOSIT 0.7%
Credit Suisse
0.440% due 01/12/2015		$100	100
0.608% due 01/28/2016		400	400
Intesa Sanpaolo SpA
1.610% due 04/11/2016		300	301
1.650% due 04/07/2015		300	301

			1,102

REPURCHASE AGREEMENTS (e) 0.6%
			1,003

MEXICO TREASURY BILLS 4.0%
3.258% due 02/05/2015 - 04/01/2015 (b)	MXN	94,400	6,375

Total Short-Term Instruments (Cost $9,313)			8,480

Total Investments in Securities (Cost $115,974)			114,563

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 25.4%

SHORT-TERM INSTRUMENTS 25.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.4%
PIMCO Short-Term Floating NAV Portfolio	1,683	$17
PIMCO Short-Term Floating NAV Portfolio III	4,099,483	40,634

Total Short-Term Instruments (Cost $40,862)		40,651

Total Investments in Affiliates (Cost $40,862)		40,651

Total Investments 97.0% (Cost $156,836)		$155,214

Financial Derivative Instruments (f)(h) 1.4% (Cost or Premiums, net $(541))		2,256

Other Assets and Liabilities, net 1.6%		2,468

Net Assets 100.0%		$159,938

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$1,003	Fannie Mae 2.260% due 10/17/2022	$(1,028)	$1,003	$1,003

Total Repurchase Agreements						$(1,028)	$1,003	$1,003

(1)	Includes accrued interest.

As of December 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended December 31, 2014 was $1,230 at a weighted average interest rate of 0.476%.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.500%	01/01/2045	$12,000	$(12,998)	$(13,025)

Total Short Sales				$(12,998)	$(13,025)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,003	$0	$0	$0	$1,003	$(1,028)	$(25)

Total Borrowings and Other Financing Transactions	$1,003	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap March Futures	Short	03/2015	55	$(40)	$0	$(7)
Australia Government 3-Year Bond March Futures	Long	03/2015	20	5	5	0
Australia Government 10-Year Bond March Futures	Long	03/2015	16	5	15	0
Call Options Strike @ EUR 152.500 on Euro-Bund 10-Year Bond March Futures	Long	02/2015	18	48	1	0
Call Options Strike @ EUR 153.500 on Euro-Bund 10-Year Bond March Futures	Short	02/2015	18	(39)	0	0
Call Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond March Futures	Short	02/2015	18	(24)	0	0
Canada Government 10-Year Bond March Futures	Short	03/2015	25	(4)	0	(13)
Euro-Bobl March Futures	Long	03/2015	13	12	0	0
Euro-Bund 10-Year Bond March Futures	Long	03/2015	65	134	4	0
Euro-Buxl 30-Year Bond March Futures	Short	03/2015	2	(14)	0	(1)
Euro-OAT France Government 10-Year Bond March Futures	Long	03/2015	20	40	2	0
Japan Government 10-Year Bond March Futures	Long	03/2015	4	24	3	0
U.S. Treasury 10-Year Note March Futures	Long	03/2015	11	4	2	0
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	3	(4)	1	0
United Kingdom Long Gilt March Futures	Long	03/2015	27	110	25	0

Total Futures Contracts				$256	$58	$(21)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month PLN-WIBOR	2.250%	03/18/2025	PLN	500	$0	$2	$0	$0
Pay	3-Month PLN-WIBOR	2.250%	06/17/2025		500	0	1	0	0
Receive	3-Month USD-LIBOR	1.250%	03/18/2017	$	1,600	(6)	(4)	0	0
Receive	3-Month USD-LIBOR	0.800%	09/25/2017		57,000	803	9	1	0
Pay	3-Month USD-LIBOR	3.000%	06/20/2023		2,800	32	188	2	0
Pay	3-Month USD-LIBOR	4.500%	06/19/2024		400	29	31	0	0
Pay	3-Month USD-LIBOR	2.750%	06/17/2025		3,100	93	6	3	0
Pay	6-Month AUD-BBR-BBSW	3.250%	12/17/2019	AUD	3,400	74	62	15	0
Pay	6-Month AUD-BBR-BBSW	3.000%	06/17/2020		2,300	24	14	11	0
Pay	6-Month EUR-EURIBOR	1.250%	03/18/2025	EUR	1,200	58	15	2	0
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		3,000	(484)	(404)	0	(12)
Receive	6-Month GBP-LIBOR	1.750%	12/17/2016	GBP	7,100	(125)	(148)	0	(3)
Receive	6-Month GBP-LIBOR	1.500%	12/17/2016		2,900	(52)	(37)	0	(1)
Receive	6-Month GBP-LIBOR	1.500%	03/18/2017		500	(8)	(9)	0	0
Receive	6-Month GBP-LIBOR	2.250%	12/17/2019		1,400	(86)	(83)	0	(4)
Pay	6-Month GBP-LIBOR	2.750%	03/18/2025		3,300	417	158	25	0
Receive	6-Month JPY-LIBOR	0.500%	09/17/2021	JPY	850,000	(95)	(43)	0	(2)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033		2,180,000	1,387	1,184	47	(9)
Pay	6-Month JPY-LIBOR	1.500%	12/20/2044		700,000	245	229	19	0
Pay	28-Day MXN-TIIE	4.300%	09/01/2016	MXN	206,000	(19)	(12)	2	0
Pay	28-Day MXN-TIIE	4.310%	09/06/2016		55,100	(5)	4	1	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		18,200	(16)	(5)	3	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		5,800	(2)	(1)	2	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	5.620%	11/09/2021	MXN	4,000	$(2)	$(2)	$1	$0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		1,600	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	6.600%	05/21/2029		2,800	1	1	1	0

						$2,262	$1,155	$135	$(31)

Total Swap Agreements						$2,262	$1,155	$135	$(31)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(g)	Securities with an aggregate market value of $672 and cash of $1,256 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability				Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$58	$135	$193	$0		$(21)		$(31)	$(52)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
AZD	01/2015	AUD	3,433	$		2,936	$134	$0

BOA	01/2015	BRL	4,469			1,682	1	0
	01/2015	EUR	5,904			7,277	133	0
	01/2015	ILS	929			248	10	0
	01/2015	JPY	366,838			3,110	47	0
	01/2015	PLN	1,687			498	22	0
	01/2015	SEK	4,230			569	27	0
	01/2015	$	1,691		BRL	4,469	3	(13)
	01/2015		3,136		EUR	2,525	0	(81)
	01/2015		11,534		GBP	7,383	0	(28)
	02/2015	EUR	2,323	$		2,825	13	0
	02/2015	GBP	7,383			11,531	27	0
	02/2015	MYR	2,489			760	52	0
	02/2015	$	220		INR	13,770	0	(4)
	02/2015		2,963		MYR	9,802	0	(177)
	07/2015	BRL	2,334	$		844	9	0
	09/2015	$	70		CNY	430	0	(2)

BPS	01/2015	BRL	6,586	$		2,523	46	0
	01/2015	CAD	1,446			1,267	22	0
	01/2015	EUR	308			381	8	0
	01/2015	GBP	273			427	1	0
	01/2015	$	2,479		BRL	6,586	0	(2)
	01/2015		40,549		EUR	33,270	0	(291)
	01/2015		143		GBP	91	0	(1)
	01/2015		796		ILS	3,086	0	(5)
	02/2015	EUR	33,270	$		40,562	291	0
	02/2015	MXN	13,147			970	81	0
	02/2015	MYR	494			150	10	0
	02/2015	$	200		INR	12,490	0	(4)

BRC	01/2015	PLN	3,085	$		909	39	0
	01/2015	$	90		ILS	342	0	(2)
	02/2015	MXN	3,783	$		279	23	0
	02/2015	MYR	494			150	10	0
	02/2015	$	334		BRL	863	0	(11)
	02/2015		100		INR	6,260	0	(2)
	02/2015		915		MXN	12,409	0	(75)
	09/2015		154		CNY	941	0	(5)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
CBK	01/2015	EUR	15,023	$		18,748	$569	$0
	01/2015	PLN	1,094			321	12	0
	01/2015	SGD	2,413			1,863	42	0
	01/2015	$	14,747		EUR	12,083	0	(126)
	02/2015	EUR	11,657	$		14,226	117	0
	02/2015	MYR	187			57	4	0
	02/2015	$	220		INR	13,774	0	(4)
	02/2015		238		MXN	3,475	0	(3)
	09/2015		577		CNY	3,492	0	(22)

DUB	01/2015	BRL	3,591	$		1,360	9	0
	01/2015	$	1,396		BRL	3,591	0	(45)
	01/2015		460		ILS	1,743	0	(13)
	02/2015	BRL	2,343	$		882	8	0
	02/2015	INR	20,512			326	4	0
	07/2015	BRL	3,591			1,324	39	0

FBF	01/2015	GBP	3,399			5,331	33	0
	02/2015	INR	17,992			286	4	0

GLM	01/2015	EUR	29,104			36,331	1,113	0
	01/2015	GBP	3,399			5,331	32	0
	01/2015	ILS	923			246	10	0
	01/2015	NZD	1,175			919	3	0
	01/2015	PLN	1,999			595	31	0
	01/2015	$	244		EUR	198	0	(4)
	01/2015		309		JPY	37,200	2	0
	02/2015	MXN	37,949	$		2,859	292	0
	02/2015	MYR	1,583			480	30	0

HUS	01/2015	AUD	1,113			930	21	0
	01/2015	ILS	3,605			957	32	0
	01/2015	$	455		AUD	551	0	(5)
	01/2015		588		JPY	69,600	0	(7)
	01/2015		1,387		SGD	1,820	0	(14)
	01/2015	ZAR	744	$		66	2	0
	02/2015	BRL	199			74	0	0
	02/2015	MXN	53,206			4,027	430	0
	02/2015	$	70		INR	4,383	0	(1)
	04/2015	MXN	1,387	$		96	2	0

JPM	01/2015	BRL	3,375			1,275	5	0
	01/2015	JPY	189,400			1,564	0	(17)
	01/2015	SGD	317			241	2	0
	01/2015	$	1,294		BRL	3,375	2	(26)
	01/2015		2,807		EUR	2,264	0	(68)
	01/2015		70		ILS	266	0	(2)
	01/2015		162		JPY	19,000	0	(3)
	02/2015	HKD	251	$		32	0	0
	02/2015	JPY	402,638			3,345	0	(17)
	02/2015	MYR	494			150	10	0
	02/2015	$	1,792		INR	113,373	0	(15)
	02/2015		465		MXN	6,839	0	(2)
	07/2015	BRL	2,212	$		792	4	(4)
	09/2015	$	106		CNY	640	0	(4)

MSB	01/2015	BRL	5,842	$		2,182	4	(20)
	01/2015	$	2,190		BRL	5,842	9	(1)
	01/2015		1,245		CAD	1,446	0	0
	01/2015		239		JPY	27,800	0	(7)
	02/2015	CAD	1,446	$		1,244	0	0
	02/2015	MXN	9,328			660	29	0
	04/2015	$	2,037		BRL	5,612	23	0
	09/2015		70		CNY	431	0	(2)

RBC	02/2015	MXN	22,717	$		1,622	85	0

SOG	01/2015	PLN	4,944			1,472	78	0

UAG	01/2015	BRL	344			130	1	0
	01/2015	GBP	402			628	1	0
	01/2015	$	3,268		AUD	3,995	0	(6)
	01/2015		130		BRL	344	0	0
	01/2015		685		SGD	900	0	(6)
	02/2015	AUD	3,821	$		3,119	5	0
	02/2015	CNY	5,587			904	0	(2)
	02/2015	GBP	527			818	0	(3)
	02/2015	MYR	3,947			1,173	51	0
	03/2015	CHF	1,900			1,971	58	0

Total Forward Foreign Currency Contracts							$4,217	$(1,152)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
CBK	Call - OTC USD versus JPY	JPY	114.000	02/03/2015	$1,100	$21	$54

FBF	Call - OTC USD versus JPY		114.000	02/03/2015	1,100	21	55

						$42	$109

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	1,000	$81	$10

GLM	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	11/26/2015	EUR	2,500	41	70

								$122	$80

Total Purchased Options								$164	$189

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	03/18/2015	$	1,800	$(4)	$(1)

BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	400	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		400	(1)	0

BRC	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.500%	03/18/2015		100	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.950%	03/18/2015		100	0	0

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		900	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		500	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		400	(1)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		200	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		200	0	0

GST	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		500	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		500	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		200	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		900	(2)	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		500	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		500	(1)	0

SOG	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		300	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		300	0	0

							$(17)	$(5)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	2.640	06/10/2015	$	300	$(8)	$(19)
	Put - OTC USD versus JPY	JPY	93.000	09/08/2016		1,000	(18)	(6)
	Put - OTC USD versus JPY		80.000	02/18/2019		400	(22)	(6)
	Put - OTC USD versus JPY		80.000	02/28/2019		200	(10)	(3)

BPS	Call - OTC USD versus BRL	BRL	2.700	05/29/2015		400	(10)	(20)
	Call - OTC USD versus MXN	MXN	15.450	03/17/2015		600	(6)	(5)

BRC	Put - OTC USD versus JPY	JPY	91.000	02/18/2016		300	(7)	(1)
	Put - OTC USD versus JPY		94.750	04/21/2016		600	(18)	(2)
	Put - OTC USD versus JPY		97.000	09/08/2016		1,000	(22)	(9)

CBK	Call - OTC USD versus BRL	BRL	2.600	03/11/2015		200	(4)	(10)
	Call - OTC USD versus BRL		2.740	06/08/2015		300	(7)	(13)
	Call - OTC USD versus JPY	JPY	116.000	02/03/2015		1,100	(13)	(38)
	Call - OTC USD versus JPY		118.000	02/03/2015		1,100	(8)	(24)
	Put - OTC USD versus JPY		93.000	04/21/2016		200	(5)	(1)
	Put - OTC USD versus JPY		95.000	09/08/2016		1,600	(35)	(11)
	Put - OTC USD versus JPY		96.000	09/08/2016		500	(12)	(4)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC USD versus JPY	JPY	92.000	05/19/2016	$	500	$(12)	$(2)

FBF	Call - OTC USD versus JPY		116.000	02/03/2015		1,100	(14)	(38)
	Call - OTC USD versus JPY		118.000	02/03/2015		1,100	(9)	(24)

GLM	Call - OTC USD versus BRL	BRL	2.650	05/29/2015		100	(3)	(6)
	Call - OTC USD versus BRL		2.710	06/02/2015		200	(6)	(10)
	Put - OTC USD versus JPY	JPY	91.000	02/18/2016		200	(5)	0

JPM	Put - OTC USD versus JPY		91.000	02/18/2016		800	(20)	(2)

MSB	Call - OTC USD versus BRL	BRL	2.650	06/08/2015		200	(6)	(12)
	Call - OTC USD versus MXN	MXN	15.450	03/17/2015		700	(7)	(5)

UAG	Call - OTC USD versus BRL	BRL	2.640	06/15/2015		400	(11)	(26)

							$ (298)	$(297)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	4,000	$(76)	$(27)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.650%	01/22/2015	GBP	900	(6)	(14)
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.000%	01/22/2015		900	(5)	0
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.564%	11/26/2015	EUR	1,000	(41)	(81)

								$(128)	$(122)

Total Written Options								$(443)	$(424)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	9	$12,300	AUD	0	EUR	3,600	GBP	0	$(117)
Sales	171	43,900		1,000		12,900		1,800	(614)
Closing Buys	0	(1,400)		0		0		0	23
Expirations	(121)	(28,200)		(1,000)		(6,800)		0	195
Exercised	(59)	(5,700)		0		(1,800)		0	70

Balance at End of Period	0	$20,900	AUD	0	EUR	7,900	GBP	1,800	$(443)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Universal Health Services, Inc.	(1.250%	)	06/20/2016	0.279%	$ 1,000	$0	$(15)	$0	$(15)

CBK	Navient Corp.	(5.000%	)	06/20/2015	0.508%	600	(18)	5	0	(13)

							$(18)	$(10)	$0	$(28)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.681%	$ 300	$(15)	$7	$0	$(8)
	Brazil Government International Bond	1.000%	09/20/2019	1.862%	100	(3)	(1)	0	(4)

BPS	Italy Government International Bond	1.000%	09/20/2019	1.155%	200	0	(2)	0	(2)

BRC	Italy Government International Bond	1.000%	09/20/2019	1.155%	300	1	(3)	0	(2)

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.681%	100	(4)	1	0	(3)

DUB	Brazil Government International Bond	1.000%	03/20/2019	1.681%	300	(13)	5	0	(8)
	Italy Government International Bond	1.000%	03/20/2019	1.069%	600	(11)	10	0	(1)
	Italy Government International Bond	1.000%	06/20/2019	1.114%	100	(1)	1	0	0
	Italy Government International Bond	1.000%	09/20/2019	1.155%	100	0	(1)	0	(1)

GST	Greece Government International Bond	1.000%	12/20/2015	18.551%	100	(7)	(7)	0	(14)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
HUS	Brazil Government International Bond	1.000%	06/20/2019	1.777%	$ 100	$(2)	$(1)	$0	$(3)
	Brazil Government International Bond	1.000%	09/20/2019	1.862%	100	(3)	(1)	0	(4)
	Italy Government International Bond	1.000%	03/20/2019	1.069%	100	(3)	2	0	(1)
	Italy Government International Bond	1.000%	09/20/2019	1.155%	100	0	(1)	0	(1)

JPM	Brazil Government International Bond	1.000%	03/20/2019	1.681%	200	(8)	2	0	(6)

MYC	Brazil Government International Bond	1.000%	03/20/2019	1.681%	100	(4)	2	0	(2)
	Brazil Government International Bond	1.000%	09/20/2019	1.862%	100	(3)	(1)	0	(4)

						$(76)	$12	$0	$(64)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
CBK	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	EUR 400	$14	$(3)	$11	$0

GST	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	200	7	(1)	6	0

						$21	$(4)	$17	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	800	$	990	$0	$(20)	$0	$(20)

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		2,000		2,490	(11)	(53)	0	(64)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		2,000		2,637	(154)	(57)	0	(211)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		1,200		1,582	(87)	(40)	0	(127)

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		800		986	0	(15)	0	(15)

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		2,400		2,974	3	(65)	0	(62)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FBF	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2017	CHF	800	$	825	$1	$(20)	$0	$(19)

GLM	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	2,500		3,095	1	(63)	0	(62)

UAG	Floating rate equal to 3-Month CHF-LIBOR less 0.210% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016		600		622	19	(37)	604	(622)
	Floating rate equal to 3-Month CHF-LIBOR less 0.225% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016		800		829	26	(50)	806	(830)
	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016		500		518	15	(29)	504	(518)

								$(187)	$(449)	$1,914	$(2,550)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	28-Day MXN-TIIE	6.600%	05/21/2029	MXN	500	$0	$1	$1	$0

FBF	Pay	28-Day MXN-TIIE	4.620%	09/23/2016		27,600	0	2	2	0

UAG	Pay	28-Day MXN-TIIE	5.010%	10/10/2019		5,400	(3)	(2)	0	(5)
	Pay	28-Day MXN-TIIE	5.630%	10/11/2021		4,000	1	(3)	0	(2)

							$(2)	$(2)	$3	$(7)

Total Swap Agreements							$(262)	$(453)	$1,934	$(2,649)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(i)	Securities with an aggregate market value of $298 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$134	$0	$0	$134	$0	$0	$0	$0	$134	$0	$134
BOA	344	10	0	354	(305)	(62)	(47)	(414)	(60)	298	238
BPS	459	0	0	459	(303)	(26)	(404)	(733)	(274)	(140)	(414)
BRC	72	0	0	72	(95)	(12)	(2)	(109)	(37)	0	(37)
CBK	744	54	11	809	(155)	(102)	(31)	(288)	521	(280)	241
DUB	60	0	1	61	(58)	(2)	(72)	(132)	(71)	0	(71)
FBF	37	55	2	94	0	(62)	(19)	(81)	13	0	13
GLM	1,513	70	0	1,583	(4)	(111)	(62)	(177)	1,406	(1,280)	126
GST	0	0	6	6	0	(1)	(14)	(15)	(9)	0	(9)
HUS	487	0	0	487	(27)	0	(9)	(36)	451	(330)	121
JPM	23	0	0	23	(158)	(3)	(6)	(167)	(144)	0	(144)
MSB	65	0	0	65	(30)	(17)	0	(47)	18	0	18
MYC	0	0	0	0	0	0	(6)	(6)	(6)	(10)	(16)
RBC	85	0	0	85	0	0	0	0	85	0	85
SOG	78	0	0	78	0	0	0	0	78	(10)	68
UAG	116	0	1,914	2,030	(17)	(26)	(1,977)	(2,020)	10	0	10

Total Over the Counter	$4,217	$189	$1,934	$6,340	$(1,152)	$(424)	$(2,649)	$(4,225)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$58	$58
Swap Agreements	0	0	0	0	135	135

	$0	$0	$0	$0	$193	$193

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,217	$0	$4,217
Purchased Options	0	0	0	109	80	189
Swap Agreements	0	17	0	1,914	3	1,934

	$0	$17	$0	$6,240	$83	$6,340

	$0	$17	$0	$6,240	$276	$6,533

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$21	$21
Swap Agreements	0	0	0	0	31	31

	$0	$0	$0	$0	$52	$52

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,152	$0	$1,152
Written Options	0	5	0	297	122	424
Swap Agreements	0	92	0	2,550	7	2,649

	$0	$97	$0	$3,999	$129	$4,225

	$0	$97	$0	$3,999	$181	$4,277

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$29	$29
Futures	0	0	0	0	556	556
Swap Agreements	0	2	0	0	(528)	(526)

	$0	$2	$0	$0	$57	$59

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,116	$0	$5,116
Purchased Options	0	0	0	(13)	0	(13)
Written Options	0	12	0	129	31	172
Swap Agreements	0	51	0	(714)	319	(344)

	$0	$63	$0	$4,518	$350	$4,931

	$0	$65	$0	$4,518	$407	$4,990

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(2)	$(2)
Futures	0	0	0	0	77	77
Swap Agreements	0	0	0	0	1,442	1,442

	$0	$0	$0	$0	$1,517	$1,517

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,487	$0	$3,487
Purchased Options	0	0	0	66	(128)	(62)
Written Options	0	12	0	0	66	78
Swap Agreements	0	9	0	(450)	(9)	(450)

	$0	$21	$0	$3,103	$(71)	$3,053

	$0	$21	$0	$3,103	$1,446	$4,570

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$702	$0	$702
Mortgage-Backed Securities	0	80	0	80
Sovereign Issues	0	654	0	654
Brazil
Corporate Bonds & Notes	0	465	0	465
Canada
Corporate Bonds & Notes	0	500	0	500
Sovereign Issues	0	1,305	0	1,305
Cayman Islands
Asset-Backed Securities	0	998	0	998
China
Corporate Bonds & Notes	0	211	0	211
France
Corporate Bonds & Notes	0	2,697	0	2,697
Sovereign Issues	0	9,750	0	9,750
Germany
Corporate Bonds & Notes	0	1,616	0	1,616
Sovereign Issues	0	316	0	316
Greece
Corporate Bonds & Notes	0	620	0	620
Hong Kong
Corporate Bonds & Notes	0	204	0	204
Ireland
Asset-Backed Securities	0	94	0	94
Corporate Bonds & Notes	0	2,165	0	2,165
Mortgage-Backed Securities	0	240	0	240
Italy
Asset-Backed Securities	0	160	0	160
Corporate Bonds & Notes	0	2,444	0	2,444
Mortgage-Backed Securities	0	879	0	879
Sovereign Issues	0	18,250	0	18,250
Mexico
Sovereign Issues	0	1,543	0	1,543
Netherlands
Asset-Backed Securities	0	449	0	449
Norway
Sovereign Issues	0	403	0	403
Poland
Sovereign Issues	0	3,636	0	3,636
Portugal
Corporate Bonds & Notes	0	483	0	483
Slovenia
Sovereign Issues	0	4,058	0	4,058
Spain
Corporate Bonds & Notes	0	767	0	767
Sovereign Issues	0	16,737	0	16,737
Supranational
Corporate Bonds & Notes	0	555	0	555

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Sweden
Corporate Bonds & Notes	$0	$364	$0	$364
Sovereign Issues	0	180	0	180
United Kingdom
Asset-Backed Securities	0	325	0	325
Corporate Bonds & Notes	0	2,736	0	2,736
Mortgage-Backed Securities	0	2,886	0	2,886
Sovereign Issues	0	8,328	0	8,328
United States
Asset-Backed Securities	0	870	0	870
Corporate Bonds & Notes	0	3,222	0	3,222
Mortgage-Backed Securities	0	4,209	38	4,247
Municipal Bonds & Notes	0	400	0	400
Preferred Securities	22	0	0	22
U.S. Government Agencies	0	3,746	0	3,746
U.S. Treasury Obligations	0	5,776	0	5,776
Short-Term Instruments
Certificates of Deposit	0	1,102	0	1,102
Repurchase Agreements	0	1,003	0	1,003
Mexico Treasury Bills	0	6,375	0	6,375
	$22	$114,503	$38	$114,563

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$40,651	$0	$0	$40,651

Total Investments	$40,673	$114,503	$38	$155,214

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(13,025)	$0	$(13,025)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	58	135	0	193
Over the counter	0	6,340	0	6,340
	$58	$6,475	$0	$6,533

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(21)	(31)	0	(52)
Over the counter	0	(4,225)	0	(4,225)
	$(21)	$(4,256)	$0	$(4,277)

Totals	$40,710	$103,697	$38	$144,445

There were no significant transfers between Level 1 and 2 during the period ended December 31, 2014. There were assets and liabilities valued at $1,885 transferred from Level 3 to Level 2 during the period ended December 31, 2014. There were no significant assets and liabilities transferred from Level 2 to Level 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations.

Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings.

The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring

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Notes to Financial Statements (Cont.)

significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.
■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use

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broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the

NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of

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Notes to Financial Statements (Cont.)

portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the

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security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$4,935	$9,902	$(14,820)	$0	$0	$17	$2	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$0	$120,262	$(79,400)	$(17)	$(211)	$40,634	$263	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral)

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Notes to Financial Statements (Cont.)

subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value

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of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over

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Notes to Financial Statements (Cont.)

the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that

ANNUAL REPORT	DECEMBER 31, 2014	33

Notes to Financial Statements (Cont.)

interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future.

Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign

34	PIMCO VARIABLE INSURANCE TRUST

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(non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk

ANNUAL REPORT	DECEMBER 31, 2014	35

Notes to Financial Statements (Cont.)

can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$13,317	$2,386

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$72,187	$67,282	$103,557	$56,156

ANNUAL REPORT	DECEMBER 31, 2014	37

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	83	$884	0	$0
Administrative Class	5,383	56,686	1,848	19,667
Advisor Class	6,335	67,757	0	0
Issued as reinvestment of distributions
Institutional Class	1	10	0	2
Administrative Class	185	1,966	503	5,145
Advisor Class	61	665	0	0
Cost of shares redeemed
Institutional Class	(5)	(55)	0	0
Administrative Class	(3,956)	(41,731)	(3,037)	(32,326)
Advisor Class	(1)	(10)	0	0
Net increase (decrease) resulting from Portfolio share transactions	8,086	$86,172	(686)	$(7,512)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 73% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of

December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$9,485	$174	$(903)	$(1,179)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected Securities, sale/buyback transactions, and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

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December 31, 2014

(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$157,161	$2,095	$(4,042)	$(1,947)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Treasury Inflation-Protected Securities, sale/buyback transactions, convertible preferred stock, and Lehman securities.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$2,371	$270	$—
12/31/2013	$4,879	$267	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

40	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SOG	Societe Generale
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	PLN	Polish Zloty
BRL	Brazilian Real	ILS	Israeli Shekel	SEK	Swedish Krona
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CHF	Swiss Franc	JPY	Japanese Yen	USD (or $)	United States Dollar
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	HKD	Hong Kong Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand
EUR	Euro	NZD	New Zealand Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	MBS	Mortgage-Backed Security
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2014	41

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

0.39%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.20%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

42	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2014	43

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

44	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2014	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

ANNUAL REPORT	DECEMBER 31, 2014	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

ANNUAL REPORT	DECEMBER 31, 2014	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

50	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT21AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

-

Annual Report

December 31, 2014

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may

4	PIMCO VARIABLE INSURANCE TRUST

be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

Short-Term Instruments‡	31.7%
Italy	14.0%
United States	11.8%
Spain	11.3%
United Kingdom	9.2%
France	8.0%
Other	14.0%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class	11.32%	7.63%	6.22%	6.28%
JPMorgan GBI Global ex-US Index Hedged in USD±	9.90%	4.85%	4.82%	5.13%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.77% for Institutional Class shares.

± JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,057.70	$1,021.49
Expenses Paid During Period†	$3.96	$3.89
Net Annualized Expense Ratio	0.76%	0.76%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its assets.

»

Portfolios managed to U.S. dollar-hedged benchmarks are hedged to the U.S. dollar. On a total return basis, portfolios that were hedged to the U.S. dollar generally outperformed unhedged portfolios over the reporting period, as the U.S. dollar appreciated versus most major currencies.

»	Positions in non-Agency mortgage-backed securities and European residential mortgage-backed securities contributed to performance as spreads on these securities tightened over the reporting period.

»	Exposure to European covered bonds contributed to performance as spreads on these securities tightened over the reporting period.

»	An overweight to the long-end of the Japanese yield curve contributed to performance as Japanese sovereign yields declined over the reporting period.

»

An overweight to duration (or sensitivity to changes in market interest rates) in Italy and Spain contributed to relative performance as European sovereign peripheral spreads tightened over the reporting period.

»	Exposure to Brazilian local bonds and an overweight to Mexican local duration, on the intermediate portion of the yield curve, contributed to performance as yields declined over the reporting period.

»	Short exposure to the Japanese yen and the euro contributed to performance as these currencies depreciated versus the U.S. dollar over the reporting period.

»	An underweight to core European duration detracted from performance as German bund yields declined over the reporting period.

»	An underweight to duration in the U.S. detracted from performance as U.S. Treasury yields declined over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Institutional Class
Net asset value beginning of year	$10.05	$10.80	$10.33	$9.98	$9.64
Net investment income (a)	0.21	0.23	0.27	0.25	0.22
Net realized/unrealized gain (loss)	0.92	(0.16)	0.85	0.43	0.60
Net increase from investment operations	1.13	0.07	1.12	0.68	0.82
Dividends from net investment income	(0.21)	(0.22)	(0.26)	(0.23)	(0.20)
Distributions from net realized capital gains	(0.07)	(0.60)	(0.39)	(0.10)	(0.28)
Total distributions	(0.28)	(0.82)	(0.65)	(0.33)	(0.48)
Net asset value end of year	$10.90	$10.05	$10.80	$10.33	$9.98
Total return	11.32%	0.65%	11.00%	6.91%	8.64%
Net assets end of year (000s)	$879	$22	$21	$19	$18
Ratio of expenses to average net assets	0.76%	0.77%	0.79%	0.76%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	1.99%	2.18%	2.54%	2.45%	2.21%
Portfolio turnover rate	176%	127%	356%	218%	130%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$114,563
Investments in Affiliates	40,651
Financial Derivative Instruments
Exchange-traded or centrally cleared	193
Over the counter	6,340
Cash	1
Deposits with counterparty	1,256
Foreign currency, at value	906
Receivable for investments sold	29,052
Receivable for Portfolio shares sold	742
Interest and dividends receivable	1,060
Dividends receivable from Affiliates	234
194,998

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$13,025
Financial Derivative Instruments
Exchange-traded or centrally cleared	52
Over the counter	4,225
Payable for investments purchased	15,333
Payable for investments in Affiliates purchased	234
Deposits from counterparty	2,050
Payable for Portfolio shares redeemed	19
Accrued investment advisory fees	32
Accrued supervisory and administrative fees	64
Accrued distribution fees	13
Accrued servicing fees	11
Other liabilities	2
35,060

Net Assets	$159,938

Net Assets Consist of:
Paid in capital	$152,363
Undistributed net investment income	3,900
Accumulated undistributed net realized gain	927
Net unrealized appreciation	2,748
$159,938

Net Assets:
Institutional Class	$879
Administrative Class	89,343
Advisor Class	69,716

Shares Issued and Outstanding:
Institutional Class	81
Administrative Class	8,196
Advisor Class	6,395

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.90
Administrative Class	10.90
Advisor Class	10.90

Cost of Investments in securities	$115,974
Cost of Investments in Affiliates	$40,862
Cost of Foreign Currency Held	$904
Proceeds Received on Short Sales	$12,998
Cost or Premiums of Financial Derivative Instruments, net	$(541)

* Includes repurchase agreements of:	$1,003

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$2,266
Dividends	9
Dividends from Investments in Affiliates	265
Total Income	2,540

Expenses:
Investment advisory fees	238
Supervisory and administrative fees	476
Servicing fees - Administrative Class	118
Distribution and/or servicing fees - Advisor Class	41
Trustee fees	1
Interest expense	7
Total Expenses	881

Net Investment Income	1,659

Net Realized Gain (Loss):
Investments in securities	21
Investments in Affiliates	(17)
Exchange-traded or centrally cleared financial derivative instruments	59
Over the counter financial derivative instruments	4,931
Foreign currency	772
Net Realized Gain	5,766

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,974)
Investments in Affiliates	(211)
Exchange-traded or centrally cleared financial derivative instruments	1,517
Over the counter financial derivative instruments	3,053
Foreign currency assets and liabilities	399
Net Change in Unrealized Appreciation	2,784
Net Gain	8,550

Net Increase in Net Assets Resulting from Operations	$10,209

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,659	$1,445
Net realized gain	5,766	938
Net change in unrealized appreciation (depreciation)	2,784	(2,045)
Net increase in net assets resulting from operations	10,209	338

Distributions to Shareholders:
From net investment income
Institutional Class	(5)	(0)
Administrative Class	(1,426)	(1,328)
Advisor Class	(294)	0
From net realized capital gains
Institutional Class	(5)	(1)
Administrative Class	(540)	(3,817)
Advisor Class	(371)	0

Total Distributions	(2,641)	(5,146)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions	86,172	(7,512)

Total Increase (Decrease) in Net Assets	93,740	(12,320)

Net Assets:
Beginning of year	66,198	78,518
End of year*	$159,938	$66,198

* Including undistributed (overdistributed) net investment income of:	$3,900	$(491)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 71.6%

AUSTRALIA 0.9%

CORPORATE BONDS & NOTES 0.4%
Australia & New Zealand Banking Group Ltd.
1.000% due 10/06/2016		$700	$702

MORTGAGE-BACKED SECURITIES 0.1%
Puma Finance Pty. Ltd.
3.055% due 08/22/2037	AUD	44	36
Torrens Trust
3.062% due 10/19/2038		53	44

			80

SOVEREIGN ISSUES 0.4%
New South Wales Treasury Corp.
2.750% due 11/20/2025		122	119
Queensland Treasury Corp.
4.250% due 07/21/2023		600	535

			654

Total Australia (Cost $1,493)			1,436

BRAZIL 0.3%

CORPORATE BONDS & NOTES 0.3%
Petrobras Global Finance BV
3.123% due 03/17/2020		$200	181
3.250% due 03/17/2017		300	284

Total Brazil (Cost $500)			465

CANADA 1.1%

CORPORATE BONDS & NOTES 0.3%
Toronto-Dominion Bank
0.695% due 07/02/2019		$500	500

SOVEREIGN ISSUES 0.8%
Province of British Columbia
4.300% due 06/18/2042	CAD	100	104
Province of Ontario
1.900% due 09/08/2017		500	436
3.450% due 06/02/2045		100	89
3.500% due 06/02/2024		600	555
6.200% due 06/02/2031		100	121

			1,305

Total Canada (Cost $1,877)			1,805

CAYMAN ISLANDS 0.6%

ASSET-BACKED SECURITIES 0.6%
Atrium CDO Corp.
1.332% due 11/16/2022		$300	300
Gallatin CLO Ltd.
1.501% due 07/15/2023		200	200
Symphony CLO LP
1.335% due 01/09/2023		500	498

Total Cayman Islands (Cost $1,000)			998

CHINA 0.1%

CORPORATE BONDS & NOTES 0.1%
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023		$200	211

Total China (Cost $203)			211

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DENMARK 0.0%

CORPORATE BONDS & NOTES 0.0%
Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	1	$0

Total Denmark (Cost $0)			0

FRANCE 7.8%

CORPORATE BONDS & NOTES 1.7%
Banque PSA Finance S.A.
4.250% due 02/25/2016	EUR	1,200	1,506
BPCE S.A.
0.873% due 06/17/2017		$300	301
4.500% due 03/15/2025		500	489
Credit Agricole S.A.
0.785% due 06/12/2017		400	401

			2,697

SOVEREIGN ISSUES 6.1%
Caisse d’Amortissement de la Dette Sociale
1.125% due 01/30/2017		200	201
3.375% due 03/20/2024		400	428
France Government Bond
1.000% due 11/25/2018	EUR	900	1,129
1.750% due 11/25/2024		3,100	4,081
2.500% due 05/25/2030		600	838
3.250% due 05/25/2045		1,000	1,587
4.000% due 10/25/2038		200	347
4.500% due 04/25/2041		600	1,139

			9,750

Total France (Cost $12,279)			12,447

GERMANY 1.2%

CORPORATE BONDS & NOTES 1.0%
FMS Wertmanagement AoeR
0.750% due 12/15/2017	GBP	200	309
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	400	347
4.750% due 03/12/2019	NZD	1,200	960

			1,616

SOVEREIGN ISSUES 0.2%
Republic of Germany
0.100% due 04/15/2023 (c)	EUR	104	131
4.000% due 01/04/2037		100	185

			316

Total Germany (Cost $2,048)			1,932

GREECE 0.4%

CORPORATE BONDS & NOTES 0.4%
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	500	620

Total Greece (Cost $669)			620

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%
CNOOC Finance Ltd.
3.875% due 05/02/2022		$200	204

Total Hong Kong (Cost $196)			204

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 1.7%

ASSET-BACKED SECURITIES 0.1%
Race Point CLO Ltd.
0.491% due 04/15/2020		$94	$94

CORPORATE BONDS & NOTES 1.4%
Depfa ACS Bank
3.875% due 11/14/2016	EUR	1,000	1,292
4.875% due 10/28/2015		$600	621
5.125% due 03/16/2037		200	252

			2,165

MORTGAGE-BACKED SECURITIES 0.2%
German Residential Funding Ltd.
1.231% due 08/27/2024	EUR	194	240

Total Ireland (Cost $2,640)			2,499

ITALY 13.5%

ASSET-BACKED SECURITIES 0.1%
Alba SPV SRL
1.581% due 04/20/2040	EUR	132	160

CORPORATE BONDS & NOTES 1.5%
Banca Carige SpA
3.875% due 10/24/2018		600	799
Banca Monte dei Paschi di Siena SpA
5.000% due 02/09/2019		100	136
Banco Popolare SC
3.250% due 09/30/2016		300	371
3.500% due 03/14/2019		300	379
Telecom Italia SpA
5.125% due 01/25/2016		600	759

			2,444

MORTGAGE-BACKED SECURITIES 0.5%
Berica Residential MBS SRL
0.383% due 03/31/2048		134	159
Claris ABS
0.538% due 10/31/2060		462	554
Giovecca Mortgages SRL
0.682% due 04/23/2048		137	166

			879

SOVEREIGN ISSUES 11.4%
Italy Buoni Poliennali Del Tesoro
3.750% due 09/01/2024		1,200	1,695
4.500% due 05/01/2023		800	1,181
4.500% due 03/01/2024		200	298
4.750% due 08/01/2023		4,800	7,220
4.750% due 09/01/2028		500	765
4.750% due 09/01/2044		1,300	2,040
5.500% due 09/01/2022		700	1,088
5.500% due 11/01/2022		2,300	3,580
Italy Government International Bond
6.000% due 08/04/2028	GBP	200	383

			18,250

Total Italy (Cost $21,947)			21,733

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO 1.0%

SOVEREIGN ISSUES 1.0%
Mexico Government International Bond
4.750% due 06/14/2018	MXN	12,100	$819
7.500% due 06/03/2027		8,500	645
10.000% due 12/05/2024		890	79

Total Mexico (Cost $1,751)			1,543

NETHERLANDS 0.3%

ASSET-BACKED SECURITIES 0.3%
Cadogan Square CLO BV
0.536% due 01/17/2023	EUR	175	209
Jubilee CDO BV
0.487% due 09/20/2022		200	240

Total Netherlands (Cost $490)			449

NORWAY 0.3%

SOVEREIGN ISSUES 0.3%
Kommunalbanken A/S
0.635% due 03/27/2017		$400	403

Total Norway (Cost $400)			403

POLAND 2.3%

SOVEREIGN ISSUES 2.3%
Poland Government International Bond
3.250% due 07/25/2025	PLN	9,300	2,809
4.000% due 10/25/2023		2,600	827

Total Poland (Cost $3,781)			3,636

PORTUGAL 0.3%

CORPORATE BONDS & NOTES 0.3%
Novo Banco S.A.
3.375% due 02/17/2016	EUR	200	243
3.875% due 01/21/2015		100	121
5.000% due 05/14/2019		100	119

Total Portugal (Cost $524)			483

SLOVENIA 2.5%

SOVEREIGN ISSUES 2.5%
Slovenia Government International Bond
1.750% due 10/09/2017	EUR	200	250
4.125% due 02/18/2019		$500	525
4.700% due 11/01/2016	EUR	600	779
4.750% due 05/10/2018		$1,400	1,501
5.250% due 02/18/2024		600	662
5.850% due 05/10/2023		300	341

Total Slovenia (Cost $4,046)			4,058

SPAIN 11.0%

CORPORATE BONDS & NOTES 0.5%
Ayt Cedulas Cajas Global
0.186% due 02/22/2018	EUR	200	237
Banco Popular Espanol S.A.
3.500% due 09/11/2017		100	130
11.500% due 10/10/2018 (d)		200	276
BPE Financiaciones S.A.
2.875% due 05/19/2016		100	124

			767

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 10.5%
Spain Government International Bond
2.750% due 10/31/2024	EUR	7,200	$9,613
3.300% due 07/30/2016		900	1,138
3.800% due 04/30/2024		700	1,014
5.150% due 10/31/2028		200	325
5.400% due 01/31/2023		2,800	4,434
Xunta de Galicia
6.131% due 04/03/2018		150	213

			16,737

Total Spain (Cost $17,713)			17,504

SUPRANATIONAL 0.3%

CORPORATE BONDS & NOTES 0.3%
European Investment Bank
0.500% due 06/21/2023	AUD	500	309
0.500% due 08/10/2023		400	246

Total Supranational (Cost $581)			555

SWEDEN 0.3%

CORPORATE BONDS & NOTES 0.2%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	1,500	209
Swedbank Hypotek AB
3.750% due 12/20/2017		1,100	155

			364

SOVEREIGN ISSUES 0.1%
Sweden Government International Bond
4.250% due 03/12/2019		1,200	180

Total Sweden (Cost $612)			544

UNITED KINGDOM 8.9%

ASSET-BACKED SECURITIES 0.2%
Motor PLC
0.650% due 08/25/2021		$325	325

CORPORATE BONDS & NOTES 1.7%
Barclays Bank PLC
7.625% due 11/21/2022		600	657
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	200	238
HBOS PLC
0.957% due 09/30/2016		$1,200	1,197
LBG Capital PLC
15.000% due 12/21/2019	GBP	300	644

			2,736

MORTGAGE-BACKED SECURITIES 1.8%
Business Mortgage Finance PLC
2.555% due 02/15/2041		185	283
Eurohome UK Mortgages PLC
0.710% due 06/15/2044		167	247
Eurosail PLC
0.717% due 06/10/2044		53	81
Fosse Master Issuer PLC
2.658% due 10/18/2054		200	315
Granite Master Issuer PLC
0.505% due 12/20/2054		$100	98
Mansard Mortgages PLC
1.210% due 12/15/2049	GBP	287	436

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Newgate Funding PLC
0.712% due 12/01/2050	GBP	300	$426
1.560% due 12/15/2050		385	579
RMAC Securities PLC
0.710% due 06/12/2044		290	421

			2,886

SOVEREIGN ISSUES 5.2%
United Kingdom Gilt
2.250% due 09/07/2023		500	817
2.750% due 09/07/2024		700	1,187
3.250% due 01/22/2044		1,700	3,055
3.500% due 01/22/2045		200	377
4.250% due 06/07/2032		400	805
4.250% due 03/07/2036		100	204
4.250% due 12/07/2040		600	1,255
4.500% due 09/07/2034		300	628

			8,328

Total United Kingdom (Cost $13,531)			14,275

UNITED STATES 11.4%

ASSET-BACKED SECURITIES 0.5%
Amortizing Residential Collateral Trust
0.750% due 07/25/2032		$1	1
0.870% due 10/25/2031		2	1
Amresco Residential Securities Corp. Mortgage Loan Trust
1.110% due 06/25/2029		1	1
Bear Stearns Asset-Backed Securities Trust
0.225% due 12/25/2036 ^		3	3
Credit Suisse First Boston Mortgage Securities Corp.
0.775% due 01/25/2032		1	1
First Alliance Mortgage Loan Trust
0.155% due 12/20/2027		1	1
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.620% due 08/25/2035		158	156
Long Beach Mortgage Loan Trust
0.730% due 10/25/2034		12	12
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^		213	123
Residential Asset Securities Corp. Trust
0.655% due 07/25/2032 ^		2	2
SLM Student Loan Trust
0.734% due 10/25/2017		103	103
1.734% due 04/25/2023		454	466

			870

CORPORATE BONDS & NOTES 2.0%
Ally Financial, Inc.
2.750% due 01/30/2017		200	200
2.911% due 07/18/2016		100	99
4.625% due 06/26/2015		300	303
BA Covered Bond Issuer
4.250% due 08/03/2017	EUR	200	264
International Lease Finance Corp.
6.750% due 09/01/2016		$200	213
Lehman Brothers Holdings, Inc.
1.000% due 05/02/2018 ^		200	30
Navient Corp.
5.000% due 04/15/2015		600	606
Sprint Communications, Inc.
8.375% due 08/15/2017		400	433
Universal Health Services, Inc.
7.125% due 06/30/2016		1,000	1,074

			3,222

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 2.7%
American Home Mortgage Investment Trust
1.832% due 09/25/2045	$73	$71
Banc of America Mortgage Trust
2.730% due 02/25/2036 ^	63	55
Bear Stearns Adjustable Rate Mortgage Trust
2.475% due 08/25/2033	4	4
2.515% due 03/25/2035	6	6
2.580% due 03/25/2035	63	63
Bear Stearns ALT-A Trust
0.330% due 02/25/2034	80	72
2.612% due 09/25/2035	59	50
2.655% due 03/25/2036 ^	107	79
2.667% due 11/25/2035 ^	52	41
2.677% due 08/25/2036 ^	65	48
Bear Stearns Structured Products, Inc.
2.337% due 12/26/2046	48	38
Citigroup Commercial Mortgage Trust
0.911% due 06/15/2033	400	401
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035	11	11
2.280% due 09/25/2035	20	20
Countrywide Alternative Loan Trust
0.375% due 03/20/2046	108	86
0.450% due 02/25/2037	94	74
1.113% due 12/25/2035	126	106
1.613% due 11/25/2035	23	19
5.250% due 06/25/2035 ^	17	16
Countrywide Home Loan Mortgage Pass-Through Trust
0.400% due 05/25/2035	44	37
0.490% due 03/25/2035	94	75
0.500% due 02/25/2035	11	10
2.418% due 11/25/2034	14	13
2.589% due 08/25/2034	43	38
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	1	1
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.863% due 02/25/2037 ^	229	127
DBUBS Mortgage Trust
0.247% due 11/10/2046 (a)	400	7
1.374% due 11/10/2046 (a)	932	22
GSR Mortgage Loan Trust
2.629% due 01/25/2036 ^	120	112
HarborView Mortgage Loan Trust
2.483% due 05/19/2033	6	6
IndyMac Mortgage Loan Trust
0.410% due 07/25/2035	38	35
JPMorgan Mortgage Trust
2.140% due 07/27/2037	167	145
2.585% due 02/25/2036 ^	71	63
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.601% due 12/15/2030	10	10
Merrill Lynch Mortgage Investors Trust
1.582% due 10/25/2035	18	17
Morgan Stanley Bank of America Merrill Lynch Trust
1.480% due 12/15/2048 (a)	1,266	79
Morgan Stanley Capital Trust
0.308% due 07/12/2044	165	165
Morgan Stanley Mortgage Loan Trust
2.180% due 06/25/2036	79	76
Residential Accredit Loans, Inc. Trust
0.320% due 02/25/2047	46	27
0.350% due 06/25/2046	383	174
0.380% due 04/25/2046	105	53

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Adjustable Rate Mortgage Loan Trust
2.467% due 04/25/2034	$12	$12
Structured Asset Mortgage Investments Trust
0.380% due 05/25/2046	18	13
0.390% due 05/25/2036	138	104
0.390% due 09/25/2047	198	159
0.400% due 05/25/2045	33	30
0.744% due 07/19/2034	5	5
0.824% due 09/19/2032	4	3
0.864% due 03/19/2034	9	9
1.613% due 08/25/2047	56	50
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	189	38
Thornburg Mortgage Securities Trust
1.420% due 06/25/2047	27	24
1.794% due 06/25/2047	44	40
5.750% due 06/25/2047	23	22
Wachovia Mortgage Loan Trust LLC
2.476% due 10/20/2035 ^	251	236
WaMu Mortgage Pass-Through Certificates Trust
0.480% due 01/25/2045	180	168
1.093% due 06/25/2046	64	59
1.113% due 02/25/2046	145	138
1.921% due 02/27/2034	8	8
2.143% due 03/25/2033	18	18
2.396% due 03/25/2035	108	108
Washington Mutual Mortgage Pass-Through Certificates Trust
1.053% due 07/25/2046 ^	39	23
Wells Fargo Mortgage-Backed Securities Trust
2.577% due 03/25/2036	133	129
2.607% due 04/25/2036	13	13
2.607% due 07/25/2036 ^	98	95
2.615% due 06/25/2035	43	43
2.616% due 03/25/2035	145	148

		4,247

MUNICIPAL BONDS & NOTES 0.3%
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	200	266
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	100	134

		400

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp. CPI Linked Security
3.708% due 01/16/2018	900	22

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 2.3%
Fannie Mae
0.290% due 03/25/2034	$10	10
0.320% due 08/25/2034	7	7
0.520% due 09/25/2042	25	25
0.600% due 11/25/2040	150	150
0.620% due 11/25/2040	203	205
0.750% due 06/25/2041	403	408
1.315% due 10/01/2044	24	25
2.002% due 12/01/2034	8	9
2.192% due 05/25/2035	23	23
2.485% due 11/01/2034	61	66

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 11/01/2021		$95	$101
5.480% due 07/01/2018		200	216
6.000% due 07/25/2044		16	18
Freddie Mac
0.661% due 12/15/2032		14	14
0.761% due 12/15/2037		44	45
1.315% due 10/25/2044		71	71
2.250% due 03/01/2035		14	14
2.310% due 04/01/2035		122	130
2.366% due 02/01/2029		6	6
Ginnie Mae
1.625% due 04/20/2028 - 06/20/2030		3	3
2.000% due 04/20/2030 - 05/20/2030		2	2
NCUA Guaranteed Notes
0.627% due 11/05/2020		1,385	1,394
0.717% due 12/08/2020		342	345
Tennessee Valley Authority
6.250% due 12/15/2017		400	459

			3,746

U.S. TREASURY OBLIGATIONS 3.6%
U.S. Treasury Bonds
5.250% due 02/15/2029 (i)		100	135
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022 (i)		420	409
0.125% due 07/15/2022		1,962	1,915
0.125% due 01/15/2023 (g)		2,366	2,293
0.125% due 07/15/2024		700	676
2.375% due 01/15/2025 (g)		126	148
U.S. Treasury Notes
1.750% due 05/15/2023 (i)		100	97
2.500% due 05/15/2024 (g)(i)		100	103

			5,776

Total United States (Cost $18,379)			18,283

SHORT-TERM INSTRUMENTS 5.3%

CERTIFICATES OF DEPOSIT 0.7%
Credit Suisse
0.440% due 01/12/2015		$100	100
0.608% due 01/28/2016		400	400
Intesa Sanpaolo SpA
1.610% due 04/11/2016		300	301
1.650% due 04/07/2015		300	301

			1,102

REPURCHASE AGREEMENTS (e) 0.6%
			1,003

MEXICO TREASURY BILLS 4.0%
3.258% due 02/05/2015 - 04/01/2015 (b)	MXN	94,400	6,375

Total Short-Term Instruments (Cost $9,313)			8,480

Total Investments in Securities (Cost $115,974)			114,563

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 25.4%

SHORT-TERM INSTRUMENTS 25.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.4%
PIMCO Short-Term Floating NAV Portfolio	1,683	$17
PIMCO Short-Term Floating NAV Portfolio III	4,099,483	40,634

Total Short-Term Instruments (Cost $40,862)		40,651

Total Investments in Affiliates (Cost $40,862)		40,651

Total Investments 97.0% (Cost $156,836)		$155,214

Financial Derivative Instruments (f)(h) 1.4% (Cost or Premiums, net $(541))		2,256

Other Assets and Liabilities, net 1.6%		2,468

Net Assets 100.0%		$159,938

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$1,003	Fannie Mae 2.260% due 10/17/2022	$(1,028)	$1,003	$1,003

Total Repurchase Agreements						$(1,028)	$1,003	$1,003

(1)	Includes accrued interest.

As of December 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended December 31, 2014 was $1,230 at a weighted average interest rate of 0.476%.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.500%	01/01/2045	$12,000	$(12,998)	$(13,025)

Total Short Sales				$(12,998)	$(13,025)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,003	$0	$0	$0	$1,003	$(1,028)	$(25)

Total Borrowings and Other Financing Transactions	$1,003	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap March Futures	Short	03/2015	55	$(40)	$0	$(7)
Australia Government 3-Year Bond March Futures	Long	03/2015	20	5	5	0
Australia Government 10-Year Bond March Futures	Long	03/2015	16	5	15	0
Call Options Strike @ EUR 152.500 on Euro-Bund 10-Year Bond March Futures	Long	02/2015	18	48	1	0
Call Options Strike @ EUR 153.500 on Euro-Bund 10-Year Bond March Futures	Short	02/2015	18	(39)	0	0
Call Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond March Futures	Short	02/2015	18	(24)	0	0
Canada Government 10-Year Bond March Futures	Short	03/2015	25	(4)	0	(13)
Euro-Bobl March Futures	Long	03/2015	13	12	0	0
Euro-Bund 10-Year Bond March Futures	Long	03/2015	65	134	4	0
Euro-Buxl 30-Year Bond March Futures	Short	03/2015	2	(14)	0	(1)
Euro-OAT France Government 10-Year Bond March Futures	Long	03/2015	20	40	2	0
Japan Government 10-Year Bond March Futures	Long	03/2015	4	24	3	0
U.S. Treasury 10-Year Note March Futures	Long	03/2015	11	4	2	0
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	3	(4)	1	0
United Kingdom Long Gilt March Futures	Long	03/2015	27	110	25	0

Total Futures Contracts				$256	$58	$(21)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month PLN-WIBOR	2.250%	03/18/2025	PLN	500	$0	$2	$0	$0
Pay	3-Month PLN-WIBOR	2.250%	06/17/2025		500	0	1	0	0
Receive	3-Month USD-LIBOR	1.250%	03/18/2017	$	1,600	(6)	(4)	0	0
Receive	3-Month USD-LIBOR	0.800%	09/25/2017		57,000	803	9	1	0
Pay	3-Month USD-LIBOR	3.000%	06/20/2023		2,800	32	188	2	0
Pay	3-Month USD-LIBOR	4.500%	06/19/2024		400	29	31	0	0
Pay	3-Month USD-LIBOR	2.750%	06/17/2025		3,100	93	6	3	0
Pay	6-Month AUD-BBR-BBSW	3.250%	12/17/2019	AUD	3,400	74	62	15	0
Pay	6-Month AUD-BBR-BBSW	3.000%	06/17/2020		2,300	24	14	11	0
Pay	6-Month EUR-EURIBOR	1.250%	03/18/2025	EUR	1,200	58	15	2	0
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		3,000	(484)	(404)	0	(12)
Receive	6-Month GBP-LIBOR	1.750%	12/17/2016	GBP	7,100	(125)	(148)	0	(3)
Receive	6-Month GBP-LIBOR	1.500%	12/17/2016		2,900	(52)	(37)	0	(1)
Receive	6-Month GBP-LIBOR	1.500%	03/18/2017		500	(8)	(9)	0	0
Receive	6-Month GBP-LIBOR	2.250%	12/17/2019		1,400	(86)	(83)	0	(4)
Pay	6-Month GBP-LIBOR	2.750%	03/18/2025		3,300	417	158	25	0
Receive	6-Month JPY-LIBOR	0.500%	09/17/2021	JPY	850,000	(95)	(43)	0	(2)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033		2,180,000	1,387	1,184	47	(9)
Pay	6-Month JPY-LIBOR	1.500%	12/20/2044		700,000	245	229	19	0
Pay	28-Day MXN-TIIE	4.300%	09/01/2016	MXN	206,000	(19)	(12)	2	0
Pay	28-Day MXN-TIIE	4.310%	09/06/2016		55,100	(5)	4	1	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		18,200	(16)	(5)	3	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		5,800	(2)	(1)	2	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	5.620%	11/09/2021	MXN	4,000	$(2)	$(2)	$1	$0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		1,600	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	6.600%	05/21/2029		2,800	1	1	1	0

						$2,262	$1,155	$135	$(31)

Total Swap Agreements						$2,262	$1,155	$135	$(31)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(g)	Securities with an aggregate market value of $672 and cash of $1,256 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability				Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$58	$135	$193	$0		$(21)		$(31)	$(52)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
AZD	01/2015	AUD	3,433	$		2,936	$134	$0

BOA	01/2015	BRL	4,469			1,682	1	0
	01/2015	EUR	5,904			7,277	133	0
	01/2015	ILS	929			248	10	0
	01/2015	JPY	366,838			3,110	47	0
	01/2015	PLN	1,687			498	22	0
	01/2015	SEK	4,230			569	27	0
	01/2015	$	1,691		BRL	4,469	3	(13)
	01/2015		3,136		EUR	2,525	0	(81)
	01/2015		11,534		GBP	7,383	0	(28)
	02/2015	EUR	2,323	$		2,825	13	0
	02/2015	GBP	7,383			11,531	27	0
	02/2015	MYR	2,489			760	52	0
	02/2015	$	220		INR	13,770	0	(4)
	02/2015		2,963		MYR	9,802	0	(177)
	07/2015	BRL	2,334	$		844	9	0
	09/2015	$	70		CNY	430	0	(2)

BPS	01/2015	BRL	6,586	$		2,523	46	0
	01/2015	CAD	1,446			1,267	22	0
	01/2015	EUR	308			381	8	0
	01/2015	GBP	273			427	1	0
	01/2015	$	2,479		BRL	6,586	0	(2)
	01/2015		40,549		EUR	33,270	0	(291)
	01/2015		143		GBP	91	0	(1)
	01/2015		796		ILS	3,086	0	(5)
	02/2015	EUR	33,270	$		40,562	291	0
	02/2015	MXN	13,147			970	81	0
	02/2015	MYR	494			150	10	0
	02/2015	$	200		INR	12,490	0	(4)

BRC	01/2015	PLN	3,085	$		909	39	0
	01/2015	$	90		ILS	342	0	(2)
	02/2015	MXN	3,783	$		279	23	0
	02/2015	MYR	494			150	10	0
	02/2015	$	334		BRL	863	0	(11)
	02/2015		100		INR	6,260	0	(2)
	02/2015		915		MXN	12,409	0	(75)
	09/2015		154		CNY	941	0	(5)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
CBK	01/2015	EUR	15,023	$		18,748	$569	$0
	01/2015	PLN	1,094			321	12	0
	01/2015	SGD	2,413			1,863	42	0
	01/2015	$	14,747		EUR	12,083	0	(126)
	02/2015	EUR	11,657	$		14,226	117	0
	02/2015	MYR	187			57	4	0
	02/2015	$	220		INR	13,774	0	(4)
	02/2015		238		MXN	3,475	0	(3)
	09/2015		577		CNY	3,492	0	(22)

DUB	01/2015	BRL	3,591	$		1,360	9	0
	01/2015	$	1,396		BRL	3,591	0	(45)
	01/2015		460		ILS	1,743	0	(13)
	02/2015	BRL	2,343	$		882	8	0
	02/2015	INR	20,512			326	4	0
	07/2015	BRL	3,591			1,324	39	0

FBF	01/2015	GBP	3,399			5,331	33	0
	02/2015	INR	17,992			286	4	0

GLM	01/2015	EUR	29,104			36,331	1,113	0
	01/2015	GBP	3,399			5,331	32	0
	01/2015	ILS	923			246	10	0
	01/2015	NZD	1,175			919	3	0
	01/2015	PLN	1,999			595	31	0
	01/2015	$	244		EUR	198	0	(4)
	01/2015		309		JPY	37,200	2	0
	02/2015	MXN	37,949	$		2,859	292	0
	02/2015	MYR	1,583			480	30	0

HUS	01/2015	AUD	1,113			930	21	0
	01/2015	ILS	3,605			957	32	0
	01/2015	$	455		AUD	551	0	(5)
	01/2015		588		JPY	69,600	0	(7)
	01/2015		1,387		SGD	1,820	0	(14)
	01/2015	ZAR	744	$		66	2	0
	02/2015	BRL	199			74	0	0
	02/2015	MXN	53,206			4,027	430	0
	02/2015	$	70		INR	4,383	0	(1)
	04/2015	MXN	1,387	$		96	2	0

JPM	01/2015	BRL	3,375			1,275	5	0
	01/2015	JPY	189,400			1,564	0	(17)
	01/2015	SGD	317			241	2	0
	01/2015	$	1,294		BRL	3,375	2	(26)
	01/2015		2,807		EUR	2,264	0	(68)
	01/2015		70		ILS	266	0	(2)
	01/2015		162		JPY	19,000	0	(3)
	02/2015	HKD	251	$		32	0	0
	02/2015	JPY	402,638			3,345	0	(17)
	02/2015	MYR	494			150	10	0
	02/2015	$	1,792		INR	113,373	0	(15)
	02/2015		465		MXN	6,839	0	(2)
	07/2015	BRL	2,212	$		792	4	(4)
	09/2015	$	106		CNY	640	0	(4)

MSB	01/2015	BRL	5,842	$		2,182	4	(20)
	01/2015	$	2,190		BRL	5,842	9	(1)
	01/2015		1,245		CAD	1,446	0	0
	01/2015		239		JPY	27,800	0	(7)
	02/2015	CAD	1,446	$		1,244	0	0
	02/2015	MXN	9,328			660	29	0
	04/2015	$	2,037		BRL	5,612	23	0
	09/2015		70		CNY	431	0	(2)

RBC	02/2015	MXN	22,717	$		1,622	85	0

SOG	01/2015	PLN	4,944			1,472	78	0

UAG	01/2015	BRL	344			130	1	0
	01/2015	GBP	402			628	1	0
	01/2015	$	3,268		AUD	3,995	0	(6)
	01/2015		130		BRL	344	0	0
	01/2015		685		SGD	900	0	(6)
	02/2015	AUD	3,821	$		3,119	5	0
	02/2015	CNY	5,587			904	0	(2)
	02/2015	GBP	527			818	0	(3)
	02/2015	MYR	3,947			1,173	51	0
	03/2015	CHF	1,900			1,971	58	0

Total Forward Foreign Currency Contracts							$4,217	$(1,152)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
CBK	Call - OTC USD versus JPY	JPY	114.000	02/03/2015	$1,100	$21	$54

FBF	Call - OTC USD versus JPY		114.000	02/03/2015	1,100	21	55

						$42	$109

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	1,000	$81	$10

GLM	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	11/26/2015	EUR	2,500	41	70

								$122	$80

Total Purchased Options								$164	$189

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	03/18/2015	$	1,800	$(4)	$(1)

BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	400	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		400	(1)	0

BRC	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.500%	03/18/2015		100	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.950%	03/18/2015		100	0	0

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		900	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		500	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		400	(1)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		200	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		200	0	0

GST	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		500	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		500	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		200	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		900	(2)	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		500	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		500	(1)	0

SOG	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		300	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		300	0	0

							$(17)	$(5)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	2.640	06/10/2015	$	300	$(8)	$(19)
	Put - OTC USD versus JPY	JPY	93.000	09/08/2016		1,000	(18)	(6)
	Put - OTC USD versus JPY		80.000	02/18/2019		400	(22)	(6)
	Put - OTC USD versus JPY		80.000	02/28/2019		200	(10)	(3)

BPS	Call - OTC USD versus BRL	BRL	2.700	05/29/2015		400	(10)	(20)
	Call - OTC USD versus MXN	MXN	15.450	03/17/2015		600	(6)	(5)

BRC	Put - OTC USD versus JPY	JPY	91.000	02/18/2016		300	(7)	(1)
	Put - OTC USD versus JPY		94.750	04/21/2016		600	(18)	(2)
	Put - OTC USD versus JPY		97.000	09/08/2016		1,000	(22)	(9)

CBK	Call - OTC USD versus BRL	BRL	2.600	03/11/2015		200	(4)	(10)
	Call - OTC USD versus BRL		2.740	06/08/2015		300	(7)	(13)
	Call - OTC USD versus JPY	JPY	116.000	02/03/2015		1,100	(13)	(38)
	Call - OTC USD versus JPY		118.000	02/03/2015		1,100	(8)	(24)
	Put - OTC USD versus JPY		93.000	04/21/2016		200	(5)	(1)
	Put - OTC USD versus JPY		95.000	09/08/2016		1,600	(35)	(11)
	Put - OTC USD versus JPY		96.000	09/08/2016		500	(12)	(4)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC USD versus JPY	JPY	92.000	05/19/2016	$	500	$(12)	$(2)

FBF	Call - OTC USD versus JPY		116.000	02/03/2015		1,100	(14)	(38)
	Call - OTC USD versus JPY		118.000	02/03/2015		1,100	(9)	(24)

GLM	Call - OTC USD versus BRL	BRL	2.650	05/29/2015		100	(3)	(6)
	Call - OTC USD versus BRL		2.710	06/02/2015		200	(6)	(10)
	Put - OTC USD versus JPY	JPY	91.000	02/18/2016		200	(5)	0

JPM	Put - OTC USD versus JPY		91.000	02/18/2016		800	(20)	(2)

MSB	Call - OTC USD versus BRL	BRL	2.650	06/08/2015		200	(6)	(12)
	Call - OTC USD versus MXN	MXN	15.450	03/17/2015		700	(7)	(5)

UAG	Call - OTC USD versus BRL	BRL	2.640	06/15/2015		400	(11)	(26)

							$ (298)	$(297)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	4,000	$(76)	$(27)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.650%	01/22/2015	GBP	900	(6)	(14)
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.000%	01/22/2015		900	(5)	0
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.564%	11/26/2015	EUR	1,000	(41)	(81)

								$(128)	$(122)

Total Written Options								$(443)	$(424)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	9	$12,300	AUD	0	EUR	3,600	GBP	0	$(117)
Sales	171	43,900		1,000		12,900		1,800	(614)
Closing Buys	0	(1,400)		0		0		0	23
Expirations	(121)	(28,200)		(1,000)		(6,800)		0	195
Exercised	(59)	(5,700)		0		(1,800)		0	70

Balance at End of Period	0	$20,900	AUD	0	EUR	7,900	GBP	1,800	$(443)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Universal Health Services, Inc.	(1.250%	)	06/20/2016	0.279%	$ 1,000	$0	$(15)	$0	$(15)

CBK	Navient Corp.	(5.000%	)	06/20/2015	0.508%	600	(18)	5	0	(13)

							$(18)	$(10)	$0	$(28)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.681%	$ 300	$(15)	$7	$0	$(8)
	Brazil Government International Bond	1.000%	09/20/2019	1.862%	100	(3)	(1)	0	(4)

BPS	Italy Government International Bond	1.000%	09/20/2019	1.155%	200	0	(2)	0	(2)

BRC	Italy Government International Bond	1.000%	09/20/2019	1.155%	300	1	(3)	0	(2)

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.681%	100	(4)	1	0	(3)

DUB	Brazil Government International Bond	1.000%	03/20/2019	1.681%	300	(13)	5	0	(8)
	Italy Government International Bond	1.000%	03/20/2019	1.069%	600	(11)	10	0	(1)
	Italy Government International Bond	1.000%	06/20/2019	1.114%	100	(1)	1	0	0
	Italy Government International Bond	1.000%	09/20/2019	1.155%	100	0	(1)	0	(1)

GST	Greece Government International Bond	1.000%	12/20/2015	18.551%	100	(7)	(7)	0	(14)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
HUS	Brazil Government International Bond	1.000%	06/20/2019	1.777%	$ 100	$(2)	$(1)	$0	$(3)
	Brazil Government International Bond	1.000%	09/20/2019	1.862%	100	(3)	(1)	0	(4)
	Italy Government International Bond	1.000%	03/20/2019	1.069%	100	(3)	2	0	(1)
	Italy Government International Bond	1.000%	09/20/2019	1.155%	100	0	(1)	0	(1)

JPM	Brazil Government International Bond	1.000%	03/20/2019	1.681%	200	(8)	2	0	(6)

MYC	Brazil Government International Bond	1.000%	03/20/2019	1.681%	100	(4)	2	0	(2)
	Brazil Government International Bond	1.000%	09/20/2019	1.862%	100	(3)	(1)	0	(4)

						$(76)	$12	$0	$(64)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
CBK	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	EUR 400	$14	$(3)	$11	$0

GST	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	200	7	(1)	6	0

						$21	$(4)	$17	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	800	$	990	$0	$(20)	$0	$(20)

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		2,000		2,490	(11)	(53)	0	(64)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		2,000		2,637	(154)	(57)	0	(211)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		1,200		1,582	(87)	(40)	0	(127)

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		800		986	0	(15)	0	(15)

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		2,400		2,974	3	(65)	0	(62)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FBF	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2017	CHF	800	$	825	$1	$(20)	$0	$(19)

GLM	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	2,500		3,095	1	(63)	0	(62)

UAG	Floating rate equal to 3-Month CHF-LIBOR less 0.210% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016		600		622	19	(37)	604	(622)
	Floating rate equal to 3-Month CHF-LIBOR less 0.225% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016		800		829	26	(50)	806	(830)
	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016		500		518	15	(29)	504	(518)

								$(187)	$(449)	$1,914	$(2,550)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	28-Day MXN-TIIE	6.600%	05/21/2029	MXN	500	$0	$1	$1	$0

FBF	Pay	28-Day MXN-TIIE	4.620%	09/23/2016		27,600	0	2	2	0

UAG	Pay	28-Day MXN-TIIE	5.010%	10/10/2019		5,400	(3)	(2)	0	(5)
	Pay	28-Day MXN-TIIE	5.630%	10/11/2021		4,000	1	(3)	0	(2)

							$(2)	$(2)	$3	$(7)

Total Swap Agreements							$(262)	$(453)	$1,934	$(2,649)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(i)	Securities with an aggregate market value of $298 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$134	$0	$0	$134	$0	$0	$0	$0	$134	$0	$134
BOA	344	10	0	354	(305)	(62)	(47)	(414)	(60)	298	238
BPS	459	0	0	459	(303)	(26)	(404)	(733)	(274)	(140)	(414)
BRC	72	0	0	72	(95)	(12)	(2)	(109)	(37)	0	(37)
CBK	744	54	11	809	(155)	(102)	(31)	(288)	521	(280)	241
DUB	60	0	1	61	(58)	(2)	(72)	(132)	(71)	0	(71)
FBF	37	55	2	94	0	(62)	(19)	(81)	13	0	13
GLM	1,513	70	0	1,583	(4)	(111)	(62)	(177)	1,406	(1,280)	126
GST	0	0	6	6	0	(1)	(14)	(15)	(9)	0	(9)
HUS	487	0	0	487	(27)	0	(9)	(36)	451	(330)	121
JPM	23	0	0	23	(158)	(3)	(6)	(167)	(144)	0	(144)
MSB	65	0	0	65	(30)	(17)	0	(47)	18	0	18
MYC	0	0	0	0	0	0	(6)	(6)	(6)	(10)	(16)
RBC	85	0	0	85	0	0	0	0	85	0	85
SOG	78	0	0	78	0	0	0	0	78	(10)	68
UAG	116	0	1,914	2,030	(17)	(26)	(1,977)	(2,020)	10	0	10

Total Over the Counter	$4,217	$189	$1,934	$6,340	$(1,152)	$(424)	$(2,649)	$(4,225)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$58	$58
Swap Agreements	0	0	0	0	135	135

	$0	$0	$0	$0	$193	$193

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,217	$0	$4,217
Purchased Options	0	0	0	109	80	189
Swap Agreements	0	17	0	1,914	3	1,934

	$0	$17	$0	$6,240	$83	$6,340

	$0	$17	$0	$6,240	$276	$6,533

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$21	$21
Swap Agreements	0	0	0	0	31	31

	$0	$0	$0	$0	$52	$52

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,152	$0	$1,152
Written Options	0	5	0	297	122	424
Swap Agreements	0	92	0	2,550	7	2,649

	$0	$97	$0	$3,999	$129	$4,225

	$0	$97	$0	$3,999	$181	$4,277

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$29	$29
Futures	0	0	0	0	556	556
Swap Agreements	0	2	0	0	(528)	(526)

	$0	$2	$0	$0	$57	$59

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,116	$0	$5,116
Purchased Options	0	0	0	(13)	0	(13)
Written Options	0	12	0	129	31	172
Swap Agreements	0	51	0	(714)	319	(344)

	$0	$63	$0	$4,518	$350	$4,931

	$0	$65	$0	$4,518	$407	$4,990

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(2)	$(2)
Futures	0	0	0	0	77	77
Swap Agreements	0	0	0	0	1,442	1,442

	$0	$0	$0	$0	$1,517	$1,517

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,487	$0	$3,487
Purchased Options	0	0	0	66	(128)	(62)
Written Options	0	12	0	0	66	78
Swap Agreements	0	9	0	(450)	(9)	(450)

	$0	$21	$0	$3,103	$(71)	$3,053

	$0	$21	$0	$3,103	$1,446	$4,570

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$702	$0	$702
Mortgage-Backed Securities	0	80	0	80
Sovereign Issues	0	654	0	654
Brazil
Corporate Bonds & Notes	0	465	0	465
Canada
Corporate Bonds & Notes	0	500	0	500
Sovereign Issues	0	1,305	0	1,305
Cayman Islands
Asset-Backed Securities	0	998	0	998
China
Corporate Bonds & Notes	0	211	0	211
France
Corporate Bonds & Notes	0	2,697	0	2,697
Sovereign Issues	0	9,750	0	9,750
Germany
Corporate Bonds & Notes	0	1,616	0	1,616
Sovereign Issues	0	316	0	316
Greece
Corporate Bonds & Notes	0	620	0	620
Hong Kong
Corporate Bonds & Notes	0	204	0	204
Ireland
Asset-Backed Securities	0	94	0	94
Corporate Bonds & Notes	0	2,165	0	2,165
Mortgage-Backed Securities	0	240	0	240
Italy
Asset-Backed Securities	0	160	0	160
Corporate Bonds & Notes	0	2,444	0	2,444
Mortgage-Backed Securities	0	879	0	879
Sovereign Issues	0	18,250	0	18,250
Mexico
Sovereign Issues	0	1,543	0	1,543
Netherlands
Asset-Backed Securities	0	449	0	449
Norway
Sovereign Issues	0	403	0	403
Poland
Sovereign Issues	0	3,636	0	3,636
Portugal
Corporate Bonds & Notes	0	483	0	483
Slovenia
Sovereign Issues	0	4,058	0	4,058
Spain
Corporate Bonds & Notes	0	767	0	767
Sovereign Issues	0	16,737	0	16,737
Supranational
Corporate Bonds & Notes	0	555	0	555

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Sweden
Corporate Bonds & Notes	$0	$364	$0	$364
Sovereign Issues	0	180	0	180
United Kingdom
Asset-Backed Securities	0	325	0	325
Corporate Bonds & Notes	0	2,736	0	2,736
Mortgage-Backed Securities	0	2,886	0	2,886
Sovereign Issues	0	8,328	0	8,328
United States
Asset-Backed Securities	0	870	0	870
Corporate Bonds & Notes	0	3,222	0	3,222
Mortgage-Backed Securities	0	4,209	38	4,247
Municipal Bonds & Notes	0	400	0	400
Preferred Securities	22	0	0	22
U.S. Government Agencies	0	3,746	0	3,746
U.S. Treasury Obligations	0	5,776	0	5,776
Short-Term Instruments
Certificates of Deposit	0	1,102	0	1,102
Repurchase Agreements	0	1,003	0	1,003
Mexico Treasury Bills	0	6,375	0	6,375
	$22	$114,503	$38	$114,563

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$40,651	$0	$0	$40,651

Total Investments	$40,673	$114,503	$38	$155,214

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(13,025)	$0	$(13,025)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	58	135	0	193
Over the counter	0	6,340	0	6,340
	$58	$6,475	$0	$6,533

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(21)	(31)	0	(52)
Over the counter	0	(4,225)	0	(4,225)
	$(21)	$(4,256)	$0	$(4,277)

Totals	$40,710	$103,697	$38	$144,445

There were no significant transfers between Level 1 and 2 during the period ended December 31, 2014. There were assets and liabilities valued at $1,885 transferred from Level 3 to Level 2 during the period ended December 31, 2014. There were no significant assets and liabilities transferred from Level 2 to Level 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations.

Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated

24	PIMCO VARIABLE INSURANCE TRUST

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daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The

ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring

ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements (Cont.)

significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.
■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use

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broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the

NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of

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Notes to Financial Statements (Cont.)

portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the

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security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$4,935	$9,902	$(14,820)	$0	$0	$17	$2	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$0	$120,262	$(79,400)	$(17)	$(211)	$40,634	$263	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral)

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Notes to Financial Statements (Cont.)

subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value

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of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over

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Notes to Financial Statements (Cont.)

the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to

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deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that

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Notes to Financial Statements (Cont.)

interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future.

Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign

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(non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk

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Notes to Financial Statements (Cont.)

can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with

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respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$13,317	$2,386

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$72,187	$67,282	$103,557	$56,156

ANNUAL REPORT	DECEMBER 31, 2014	37

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	83	$884	0	$0
Administrative Class	5,383	56,686	1,848	19,667
Advisor Class	6,335	67,757	0	0
Issued as reinvestment of distributions
Institutional Class	1	10	0	2
Administrative Class	185	1,966	503	5,145
Advisor Class	61	665	0	0
Cost of shares redeemed
Institutional Class	(5)	(55)	0	0
Administrative Class	(3,956)	(41,731)	(3,037)	(32,326)
Advisor Class	(1)	(10)	0	0
Net increase (decrease) resulting from Portfolio share transactions	8,086	$86,172	(686)	$(7,512)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 73% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of

December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$9,485	$174	$(903)	$(1,179)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected Securities, sale/buyback transactions, and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$157,161	$2,095	$(4,042)	$(1,947)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Treasury Inflation-Protected Securities, sale/buyback transactions, convertible preferred stock, and Lehman securities.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$2,371	$270	$—
12/31/2013	$4,879	$267	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

40	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SOG	Societe Generale
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	PLN	Polish Zloty
BRL	Brazilian Real	ILS	Israeli Shekel	SEK	Swedish Krona
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CHF	Swiss Franc	JPY	Japanese Yen	USD (or $)	United States Dollar
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	HKD	Hong Kong Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand
EUR	Euro	NZD	New Zealand Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	MBS	Mortgage-Backed Security
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2014	41

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

0.39%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.20%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

42	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2014	43

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

44	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2014	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

ANNUAL REPORT	DECEMBER 31, 2014	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

ANNUAL REPORT	DECEMBER 31, 2014	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

50	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT23AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

-

Annual Report

December 31, 2014

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may

4	PIMCO VARIABLE INSURANCE TRUST

be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

Short-Term Instruments‡	31.7%
Italy	14.0%
United States	11.8%
Spain	11.3%
United Kingdom	9.2%
France	8.0%
Other	14.0%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Cumulative Total Return for the period ended December 31, 2014
Class Inception (04/30/2014)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Advisor Class	7.31%
JPMorgan GBI Global ex-US Index Hedged in USD±	6.65%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.02% for Advisor Class shares.

± JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,056.40	$1,020.22
Expenses Paid During Period†	$5.26	$5.17
Net Annualized Expense Ratio	1.01%	1.01%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its assets.

»

Portfolios managed to U.S. dollar-hedged benchmarks are hedged to the U.S. dollar. On a total return basis, portfolios that were hedged to the U.S. dollar generally outperformed unhedged portfolios over the reporting period, as the U.S. dollar appreciated versus most major currencies.

»	Positions in non-Agency mortgage-backed securities and European residential mortgage-backed securities contributed to performance as spreads on these securities tightened over the reporting period.

»	Exposure to European covered bonds contributed to performance as spreads on these securities tightened over the reporting period.

»	An overweight to the long-end of the Japanese yield curve contributed to performance as Japanese sovereign yields declined over the reporting period.

»

An overweight to duration (or sensitivity to changes in market interest rates) in Italy and Spain contributed to relative performance as European sovereign peripheral spreads tightened over the reporting period.

»	Exposure to Brazilian local bonds and an overweight to Mexican local duration, on the intermediate portion of the yield curve, contributed to performance as yields declined over the reporting period.

»	Short exposure to the Japanese yen and the euro contributed to performance as these currencies depreciated versus the U.S. dollar over the reporting period.

»	An underweight to core European duration detracted from performance as German bund yields declined over the reporting period.

»	An underweight to duration in the U.S. detracted from performance as U.S. Treasury yields declined over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Selected Per Share Data for the Period Ended:	04/30/2014-12/31/2014

Advisor Class
Net asset value beginning of period	$10.34
Net investment income (a)	0.13
Net realized/unrealized gain	0.62
Net increase from investment operations	0.75
Dividends from net investment income	(0.12)
Distributions from net realized capital gains	(0.07)
Total distributions	(0.19)
Net asset value end of period	$10.90
Total return	7.31%
Net assets end of period (000s)	$69,716
Ratio of expenses to average net assets	1.01%*
Ratio of expenses to average net assets excluding interest expense	1.00%*
Ratio of net investment income to average net assets	1.79%*
Portfolio turnover rate	176%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$114,563
Investments in Affiliates	40,651
Financial Derivative Instruments
Exchange-traded or centrally cleared	193
Over the counter	6,340
Cash	1
Deposits with counterparty	1,256
Foreign currency, at value	906
Receivable for investments sold	29,052
Receivable for Portfolio shares sold	742
Interest and dividends receivable	1,060
Dividends receivable from Affiliates	234
194,998

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$13,025
Financial Derivative Instruments
Exchange-traded or centrally cleared	52
Over the counter	4,225
Payable for investments purchased	15,333
Payable for investments in Affiliates purchased	234
Deposits from counterparty	2,050
Payable for Portfolio shares redeemed	19
Accrued investment advisory fees	32
Accrued supervisory and administrative fees	64
Accrued distribution fees	13
Accrued servicing fees	11
Other liabilities	2
35,060

Net Assets	$159,938

Net Assets Consist of:
Paid in capital	$152,363
Undistributed net investment income	3,900
Accumulated undistributed net realized gain	927
Net unrealized appreciation	2,748
$159,938

Net Assets:
Institutional Class	$879
Administrative Class	89,343
Advisor Class	69,716

Shares Issued and Outstanding:
Institutional Class	81
Administrative Class	8,196
Advisor Class	6,395

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.90
Administrative Class	10.90
Advisor Class	10.90

Cost of Investments in securities	$115,974
Cost of Investments in Affiliates	$40,862
Cost of Foreign Currency Held	$904
Proceeds Received on Short Sales	$12,998
Cost or Premiums of Financial Derivative Instruments, net	$(541)

* Includes repurchase agreements of:	$1,003

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$2,266
Dividends	9
Dividends from Investments in Affiliates	265
Total Income	2,540

Expenses:
Investment advisory fees	238
Supervisory and administrative fees	476
Servicing fees - Administrative Class	118
Distribution and/or servicing fees - Advisor Class	41
Trustee fees	1
Interest expense	7
Total Expenses	881

Net Investment Income	1,659

Net Realized Gain (Loss):
Investments in securities	21
Investments in Affiliates	(17)
Exchange-traded or centrally cleared financial derivative instruments	59
Over the counter financial derivative instruments	4,931
Foreign currency	772
Net Realized Gain	5,766

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,974)
Investments in Affiliates	(211)
Exchange-traded or centrally cleared financial derivative instruments	1,517
Over the counter financial derivative instruments	3,053
Foreign currency assets and liabilities	399
Net Change in Unrealized Appreciation	2,784
Net Gain	8,550

Net Increase in Net Assets Resulting from Operations	$10,209

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,659	$1,445
Net realized gain	5,766	938
Net change in unrealized appreciation (depreciation)	2,784	(2,045)
Net increase in net assets resulting from operations	10,209	338

Distributions to Shareholders:
From net investment income
Institutional Class	(5)	(0)
Administrative Class	(1,426)	(1,328)
Advisor Class	(294)	0
From net realized capital gains
Institutional Class	(5)	(1)
Administrative Class	(540)	(3,817)
Advisor Class	(371)	0

Total Distributions	(2,641)	(5,146)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions	86,172	(7,512)

Total Increase (Decrease) in Net Assets	93,740	(12,320)

Net Assets:
Beginning of year	66,198	78,518
End of year*	$159,938	$66,198

* Including undistributed (overdistributed) net investment income of:	$3,900	$(491)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 71.6%

AUSTRALIA 0.9%

CORPORATE BONDS & NOTES 0.4%
Australia & New Zealand Banking Group Ltd.
1.000% due 10/06/2016		$700	$702

MORTGAGE-BACKED SECURITIES 0.1%
Puma Finance Pty. Ltd.
3.055% due 08/22/2037	AUD	44	36
Torrens Trust
3.062% due 10/19/2038		53	44

			80

SOVEREIGN ISSUES 0.4%
New South Wales Treasury Corp.
2.750% due 11/20/2025		122	119
Queensland Treasury Corp.
4.250% due 07/21/2023		600	535

			654

Total Australia (Cost $1,493)			1,436

BRAZIL 0.3%

CORPORATE BONDS & NOTES 0.3%
Petrobras Global Finance BV
3.123% due 03/17/2020		$200	181
3.250% due 03/17/2017		300	284

Total Brazil (Cost $500)			465

CANADA 1.1%

CORPORATE BONDS & NOTES 0.3%
Toronto-Dominion Bank
0.695% due 07/02/2019		$500	500

SOVEREIGN ISSUES 0.8%
Province of British Columbia
4.300% due 06/18/2042	CAD	100	104
Province of Ontario
1.900% due 09/08/2017		500	436
3.450% due 06/02/2045		100	89
3.500% due 06/02/2024		600	555
6.200% due 06/02/2031		100	121

			1,305

Total Canada (Cost $1,877)			1,805

CAYMAN ISLANDS 0.6%

ASSET-BACKED SECURITIES 0.6%
Atrium CDO Corp.
1.332% due 11/16/2022		$300	300
Gallatin CLO Ltd.
1.501% due 07/15/2023		200	200
Symphony CLO LP
1.335% due 01/09/2023		500	498

Total Cayman Islands (Cost $1,000)			998

CHINA 0.1%

CORPORATE BONDS & NOTES 0.1%
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023		$200	211

Total China (Cost $203)			211

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DENMARK 0.0%

CORPORATE BONDS & NOTES 0.0%
Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	1	$0

Total Denmark (Cost $0)			0

FRANCE 7.8%

CORPORATE BONDS & NOTES 1.7%
Banque PSA Finance S.A.
4.250% due 02/25/2016	EUR	1,200	1,506
BPCE S.A.
0.873% due 06/17/2017		$300	301
4.500% due 03/15/2025		500	489
Credit Agricole S.A.
0.785% due 06/12/2017		400	401

			2,697

SOVEREIGN ISSUES 6.1%
Caisse d’Amortissement de la Dette Sociale
1.125% due 01/30/2017		200	201
3.375% due 03/20/2024		400	428
France Government Bond
1.000% due 11/25/2018	EUR	900	1,129
1.750% due 11/25/2024		3,100	4,081
2.500% due 05/25/2030		600	838
3.250% due 05/25/2045		1,000	1,587
4.000% due 10/25/2038		200	347
4.500% due 04/25/2041		600	1,139

			9,750

Total France (Cost $12,279)			12,447

GERMANY 1.2%

CORPORATE BONDS & NOTES 1.0%
FMS Wertmanagement AoeR
0.750% due 12/15/2017	GBP	200	309
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	400	347
4.750% due 03/12/2019	NZD	1,200	960

			1,616

SOVEREIGN ISSUES 0.2%
Republic of Germany
0.100% due 04/15/2023 (c)	EUR	104	131
4.000% due 01/04/2037		100	185

			316

Total Germany (Cost $2,048)			1,932

GREECE 0.4%

CORPORATE BONDS & NOTES 0.4%
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	500	620

Total Greece (Cost $669)			620

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%
CNOOC Finance Ltd.
3.875% due 05/02/2022		$200	204

Total Hong Kong (Cost $196)			204

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 1.7%

ASSET-BACKED SECURITIES 0.1%
Race Point CLO Ltd.
0.491% due 04/15/2020		$94	$94

CORPORATE BONDS & NOTES 1.4%
Depfa ACS Bank
3.875% due 11/14/2016	EUR	1,000	1,292
4.875% due 10/28/2015		$600	621
5.125% due 03/16/2037		200	252

			2,165

MORTGAGE-BACKED SECURITIES 0.2%
German Residential Funding Ltd.
1.231% due 08/27/2024	EUR	194	240

Total Ireland (Cost $2,640)			2,499

ITALY 13.5%

ASSET-BACKED SECURITIES 0.1%
Alba SPV SRL
1.581% due 04/20/2040	EUR	132	160

CORPORATE BONDS & NOTES 1.5%
Banca Carige SpA
3.875% due 10/24/2018		600	799
Banca Monte dei Paschi di Siena SpA
5.000% due 02/09/2019		100	136
Banco Popolare SC
3.250% due 09/30/2016		300	371
3.500% due 03/14/2019		300	379
Telecom Italia SpA
5.125% due 01/25/2016		600	759

			2,444

MORTGAGE-BACKED SECURITIES 0.5%
Berica Residential MBS SRL
0.383% due 03/31/2048		134	159
Claris ABS
0.538% due 10/31/2060		462	554
Giovecca Mortgages SRL
0.682% due 04/23/2048		137	166

			879

SOVEREIGN ISSUES 11.4%
Italy Buoni Poliennali Del Tesoro
3.750% due 09/01/2024		1,200	1,695
4.500% due 05/01/2023		800	1,181
4.500% due 03/01/2024		200	298
4.750% due 08/01/2023		4,800	7,220
4.750% due 09/01/2028		500	765
4.750% due 09/01/2044		1,300	2,040
5.500% due 09/01/2022		700	1,088
5.500% due 11/01/2022		2,300	3,580
Italy Government International Bond
6.000% due 08/04/2028	GBP	200	383

			18,250

Total Italy (Cost $21,947)			21,733

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO 1.0%

SOVEREIGN ISSUES 1.0%
Mexico Government International Bond
4.750% due 06/14/2018	MXN	12,100	$819
7.500% due 06/03/2027		8,500	645
10.000% due 12/05/2024		890	79

Total Mexico (Cost $1,751)			1,543

NETHERLANDS 0.3%

ASSET-BACKED SECURITIES 0.3%
Cadogan Square CLO BV
0.536% due 01/17/2023	EUR	175	209
Jubilee CDO BV
0.487% due 09/20/2022		200	240

Total Netherlands (Cost $490)			449

NORWAY 0.3%

SOVEREIGN ISSUES 0.3%
Kommunalbanken A/S
0.635% due 03/27/2017		$400	403

Total Norway (Cost $400)			403

POLAND 2.3%

SOVEREIGN ISSUES 2.3%
Poland Government International Bond
3.250% due 07/25/2025	PLN	9,300	2,809
4.000% due 10/25/2023		2,600	827

Total Poland (Cost $3,781)			3,636

PORTUGAL 0.3%

CORPORATE BONDS & NOTES 0.3%
Novo Banco S.A.
3.375% due 02/17/2016	EUR	200	243
3.875% due 01/21/2015		100	121
5.000% due 05/14/2019		100	119

Total Portugal (Cost $524)			483

SLOVENIA 2.5%

SOVEREIGN ISSUES 2.5%
Slovenia Government International Bond
1.750% due 10/09/2017	EUR	200	250
4.125% due 02/18/2019		$500	525
4.700% due 11/01/2016	EUR	600	779
4.750% due 05/10/2018		$1,400	1,501
5.250% due 02/18/2024		600	662
5.850% due 05/10/2023		300	341

Total Slovenia (Cost $4,046)			4,058

SPAIN 11.0%

CORPORATE BONDS & NOTES 0.5%
Ayt Cedulas Cajas Global
0.186% due 02/22/2018	EUR	200	237
Banco Popular Espanol S.A.
3.500% due 09/11/2017		100	130
11.500% due 10/10/2018 (d)		200	276
BPE Financiaciones S.A.
2.875% due 05/19/2016		100	124

			767

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 10.5%
Spain Government International Bond
2.750% due 10/31/2024	EUR	7,200	$9,613
3.300% due 07/30/2016		900	1,138
3.800% due 04/30/2024		700	1,014
5.150% due 10/31/2028		200	325
5.400% due 01/31/2023		2,800	4,434
Xunta de Galicia
6.131% due 04/03/2018		150	213

			16,737

Total Spain (Cost $17,713)			17,504

SUPRANATIONAL 0.3%

CORPORATE BONDS & NOTES 0.3%
European Investment Bank
0.500% due 06/21/2023	AUD	500	309
0.500% due 08/10/2023		400	246

Total Supranational (Cost $581)			555

SWEDEN 0.3%

CORPORATE BONDS & NOTES 0.2%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	1,500	209
Swedbank Hypotek AB
3.750% due 12/20/2017		1,100	155

			364

SOVEREIGN ISSUES 0.1%
Sweden Government International Bond
4.250% due 03/12/2019		1,200	180

Total Sweden (Cost $612)			544

UNITED KINGDOM 8.9%

ASSET-BACKED SECURITIES 0.2%
Motor PLC
0.650% due 08/25/2021		$325	325

CORPORATE BONDS & NOTES 1.7%
Barclays Bank PLC
7.625% due 11/21/2022		600	657
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	200	238
HBOS PLC
0.957% due 09/30/2016		$1,200	1,197
LBG Capital PLC
15.000% due 12/21/2019	GBP	300	644

			2,736

MORTGAGE-BACKED SECURITIES 1.8%
Business Mortgage Finance PLC
2.555% due 02/15/2041		185	283
Eurohome UK Mortgages PLC
0.710% due 06/15/2044		167	247
Eurosail PLC
0.717% due 06/10/2044		53	81
Fosse Master Issuer PLC
2.658% due 10/18/2054		200	315
Granite Master Issuer PLC
0.505% due 12/20/2054		$100	98
Mansard Mortgages PLC
1.210% due 12/15/2049	GBP	287	436

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Newgate Funding PLC
0.712% due 12/01/2050	GBP	300	$426
1.560% due 12/15/2050		385	579
RMAC Securities PLC
0.710% due 06/12/2044		290	421

			2,886

SOVEREIGN ISSUES 5.2%
United Kingdom Gilt
2.250% due 09/07/2023		500	817
2.750% due 09/07/2024		700	1,187
3.250% due 01/22/2044		1,700	3,055
3.500% due 01/22/2045		200	377
4.250% due 06/07/2032		400	805
4.250% due 03/07/2036		100	204
4.250% due 12/07/2040		600	1,255
4.500% due 09/07/2034		300	628

			8,328

Total United Kingdom (Cost $13,531)			14,275

UNITED STATES 11.4%

ASSET-BACKED SECURITIES 0.5%
Amortizing Residential Collateral Trust
0.750% due 07/25/2032		$1	1
0.870% due 10/25/2031		2	1
Amresco Residential Securities Corp. Mortgage Loan Trust
1.110% due 06/25/2029		1	1
Bear Stearns Asset-Backed Securities Trust
0.225% due 12/25/2036 ^		3	3
Credit Suisse First Boston Mortgage Securities Corp.
0.775% due 01/25/2032		1	1
First Alliance Mortgage Loan Trust
0.155% due 12/20/2027		1	1
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.620% due 08/25/2035		158	156
Long Beach Mortgage Loan Trust
0.730% due 10/25/2034		12	12
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^		213	123
Residential Asset Securities Corp. Trust
0.655% due 07/25/2032 ^		2	2
SLM Student Loan Trust
0.734% due 10/25/2017		103	103
1.734% due 04/25/2023		454	466

			870

CORPORATE BONDS & NOTES 2.0%
Ally Financial, Inc.
2.750% due 01/30/2017		200	200
2.911% due 07/18/2016		100	99
4.625% due 06/26/2015		300	303
BA Covered Bond Issuer
4.250% due 08/03/2017	EUR	200	264
International Lease Finance Corp.
6.750% due 09/01/2016		$200	213
Lehman Brothers Holdings, Inc.
1.000% due 05/02/2018 ^		200	30
Navient Corp.
5.000% due 04/15/2015		600	606
Sprint Communications, Inc.
8.375% due 08/15/2017		400	433
Universal Health Services, Inc.
7.125% due 06/30/2016		1,000	1,074

			3,222

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 2.7%
American Home Mortgage Investment Trust
1.832% due 09/25/2045	$73	$71
Banc of America Mortgage Trust
2.730% due 02/25/2036 ^	63	55
Bear Stearns Adjustable Rate Mortgage Trust
2.475% due 08/25/2033	4	4
2.515% due 03/25/2035	6	6
2.580% due 03/25/2035	63	63
Bear Stearns ALT-A Trust
0.330% due 02/25/2034	80	72
2.612% due 09/25/2035	59	50
2.655% due 03/25/2036 ^	107	79
2.667% due 11/25/2035 ^	52	41
2.677% due 08/25/2036 ^	65	48
Bear Stearns Structured Products, Inc.
2.337% due 12/26/2046	48	38
Citigroup Commercial Mortgage Trust
0.911% due 06/15/2033	400	401
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035	11	11
2.280% due 09/25/2035	20	20
Countrywide Alternative Loan Trust
0.375% due 03/20/2046	108	86
0.450% due 02/25/2037	94	74
1.113% due 12/25/2035	126	106
1.613% due 11/25/2035	23	19
5.250% due 06/25/2035 ^	17	16
Countrywide Home Loan Mortgage Pass-Through Trust
0.400% due 05/25/2035	44	37
0.490% due 03/25/2035	94	75
0.500% due 02/25/2035	11	10
2.418% due 11/25/2034	14	13
2.589% due 08/25/2034	43	38
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	1	1
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.863% due 02/25/2037 ^	229	127
DBUBS Mortgage Trust
0.247% due 11/10/2046 (a)	400	7
1.374% due 11/10/2046 (a)	932	22
GSR Mortgage Loan Trust
2.629% due 01/25/2036 ^	120	112
HarborView Mortgage Loan Trust
2.483% due 05/19/2033	6	6
IndyMac Mortgage Loan Trust
0.410% due 07/25/2035	38	35
JPMorgan Mortgage Trust
2.140% due 07/27/2037	167	145
2.585% due 02/25/2036 ^	71	63
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.601% due 12/15/2030	10	10
Merrill Lynch Mortgage Investors Trust
1.582% due 10/25/2035	18	17
Morgan Stanley Bank of America Merrill Lynch Trust
1.480% due 12/15/2048 (a)	1,266	79
Morgan Stanley Capital Trust
0.308% due 07/12/2044	165	165
Morgan Stanley Mortgage Loan Trust
2.180% due 06/25/2036	79	76
Residential Accredit Loans, Inc. Trust
0.320% due 02/25/2047	46	27
0.350% due 06/25/2046	383	174
0.380% due 04/25/2046	105	53

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Adjustable Rate Mortgage Loan Trust
2.467% due 04/25/2034	$12	$12
Structured Asset Mortgage Investments Trust
0.380% due 05/25/2046	18	13
0.390% due 05/25/2036	138	104
0.390% due 09/25/2047	198	159
0.400% due 05/25/2045	33	30
0.744% due 07/19/2034	5	5
0.824% due 09/19/2032	4	3
0.864% due 03/19/2034	9	9
1.613% due 08/25/2047	56	50
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	189	38
Thornburg Mortgage Securities Trust
1.420% due 06/25/2047	27	24
1.794% due 06/25/2047	44	40
5.750% due 06/25/2047	23	22
Wachovia Mortgage Loan Trust LLC
2.476% due 10/20/2035 ^	251	236
WaMu Mortgage Pass-Through Certificates Trust
0.480% due 01/25/2045	180	168
1.093% due 06/25/2046	64	59
1.113% due 02/25/2046	145	138
1.921% due 02/27/2034	8	8
2.143% due 03/25/2033	18	18
2.396% due 03/25/2035	108	108
Washington Mutual Mortgage Pass-Through Certificates Trust
1.053% due 07/25/2046 ^	39	23
Wells Fargo Mortgage-Backed Securities Trust
2.577% due 03/25/2036	133	129
2.607% due 04/25/2036	13	13
2.607% due 07/25/2036 ^	98	95
2.615% due 06/25/2035	43	43
2.616% due 03/25/2035	145	148

		4,247

MUNICIPAL BONDS & NOTES 0.3%
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	200	266
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	100	134

		400

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp. CPI Linked Security
3.708% due 01/16/2018	900	22

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 2.3%
Fannie Mae
0.290% due 03/25/2034	$10	10
0.320% due 08/25/2034	7	7
0.520% due 09/25/2042	25	25
0.600% due 11/25/2040	150	150
0.620% due 11/25/2040	203	205
0.750% due 06/25/2041	403	408
1.315% due 10/01/2044	24	25
2.002% due 12/01/2034	8	9
2.192% due 05/25/2035	23	23
2.485% due 11/01/2034	61	66

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 11/01/2021		$95	$101
5.480% due 07/01/2018		200	216
6.000% due 07/25/2044		16	18
Freddie Mac
0.661% due 12/15/2032		14	14
0.761% due 12/15/2037		44	45
1.315% due 10/25/2044		71	71
2.250% due 03/01/2035		14	14
2.310% due 04/01/2035		122	130
2.366% due 02/01/2029		6	6
Ginnie Mae
1.625% due 04/20/2028 - 06/20/2030		3	3
2.000% due 04/20/2030 - 05/20/2030		2	2
NCUA Guaranteed Notes
0.627% due 11/05/2020		1,385	1,394
0.717% due 12/08/2020		342	345
Tennessee Valley Authority
6.250% due 12/15/2017		400	459

			3,746

U.S. TREASURY OBLIGATIONS 3.6%
U.S. Treasury Bonds
5.250% due 02/15/2029 (i)		100	135
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022 (i)		420	409
0.125% due 07/15/2022		1,962	1,915
0.125% due 01/15/2023 (g)		2,366	2,293
0.125% due 07/15/2024		700	676
2.375% due 01/15/2025 (g)		126	148
U.S. Treasury Notes
1.750% due 05/15/2023 (i)		100	97
2.500% due 05/15/2024 (g)(i)		100	103

			5,776

Total United States (Cost $18,379)			18,283

SHORT-TERM INSTRUMENTS 5.3%

CERTIFICATES OF DEPOSIT 0.7%
Credit Suisse
0.440% due 01/12/2015		$100	100
0.608% due 01/28/2016		400	400
Intesa Sanpaolo SpA
1.610% due 04/11/2016		300	301
1.650% due 04/07/2015		300	301

			1,102

REPURCHASE AGREEMENTS (e) 0.6%
			1,003

MEXICO TREASURY BILLS 4.0%
3.258% due 02/05/2015 - 04/01/2015 (b)	MXN	94,400	6,375

Total Short-Term Instruments (Cost $9,313)			8,480

Total Investments in Securities (Cost $115,974)			114,563

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 25.4%

SHORT-TERM INSTRUMENTS 25.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.4%
PIMCO Short-Term Floating NAV Portfolio	1,683	$17
PIMCO Short-Term Floating NAV Portfolio III	4,099,483	40,634

Total Short-Term Instruments (Cost $40,862)		40,651

Total Investments in Affiliates (Cost $40,862)		40,651

Total Investments 97.0% (Cost $156,836)		$155,214

Financial Derivative Instruments (f)(h) 1.4% (Cost or Premiums, net $(541))		2,256

Other Assets and Liabilities, net 1.6%		2,468

Net Assets 100.0%		$159,938

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$1,003	Fannie Mae 2.260% due 10/17/2022	$(1,028)	$1,003	$1,003

Total Repurchase Agreements						$(1,028)	$1,003	$1,003

(1)	Includes accrued interest.

As of December 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended December 31, 2014 was $1,230 at a weighted average interest rate of 0.476%.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.500%	01/01/2045	$12,000	$(12,998)	$(13,025)

Total Short Sales				$(12,998)	$(13,025)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,003	$0	$0	$0	$1,003	$(1,028)	$(25)

Total Borrowings and Other Financing Transactions	$1,003	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap March Futures	Short	03/2015	55	$(40)	$0	$(7)
Australia Government 3-Year Bond March Futures	Long	03/2015	20	5	5	0
Australia Government 10-Year Bond March Futures	Long	03/2015	16	5	15	0
Call Options Strike @ EUR 152.500 on Euro-Bund 10-Year Bond March Futures	Long	02/2015	18	48	1	0
Call Options Strike @ EUR 153.500 on Euro-Bund 10-Year Bond March Futures	Short	02/2015	18	(39)	0	0
Call Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond March Futures	Short	02/2015	18	(24)	0	0
Canada Government 10-Year Bond March Futures	Short	03/2015	25	(4)	0	(13)
Euro-Bobl March Futures	Long	03/2015	13	12	0	0
Euro-Bund 10-Year Bond March Futures	Long	03/2015	65	134	4	0
Euro-Buxl 30-Year Bond March Futures	Short	03/2015	2	(14)	0	(1)
Euro-OAT France Government 10-Year Bond March Futures	Long	03/2015	20	40	2	0
Japan Government 10-Year Bond March Futures	Long	03/2015	4	24	3	0
U.S. Treasury 10-Year Note March Futures	Long	03/2015	11	4	2	0
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	3	(4)	1	0
United Kingdom Long Gilt March Futures	Long	03/2015	27	110	25	0

Total Futures Contracts				$256	$58	$(21)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month PLN-WIBOR	2.250%	03/18/2025	PLN	500	$0	$2	$0	$0
Pay	3-Month PLN-WIBOR	2.250%	06/17/2025		500	0	1	0	0
Receive	3-Month USD-LIBOR	1.250%	03/18/2017	$	1,600	(6)	(4)	0	0
Receive	3-Month USD-LIBOR	0.800%	09/25/2017		57,000	803	9	1	0
Pay	3-Month USD-LIBOR	3.000%	06/20/2023		2,800	32	188	2	0
Pay	3-Month USD-LIBOR	4.500%	06/19/2024		400	29	31	0	0
Pay	3-Month USD-LIBOR	2.750%	06/17/2025		3,100	93	6	3	0
Pay	6-Month AUD-BBR-BBSW	3.250%	12/17/2019	AUD	3,400	74	62	15	0
Pay	6-Month AUD-BBR-BBSW	3.000%	06/17/2020		2,300	24	14	11	0
Pay	6-Month EUR-EURIBOR	1.250%	03/18/2025	EUR	1,200	58	15	2	0
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		3,000	(484)	(404)	0	(12)
Receive	6-Month GBP-LIBOR	1.750%	12/17/2016	GBP	7,100	(125)	(148)	0	(3)
Receive	6-Month GBP-LIBOR	1.500%	12/17/2016		2,900	(52)	(37)	0	(1)
Receive	6-Month GBP-LIBOR	1.500%	03/18/2017		500	(8)	(9)	0	0
Receive	6-Month GBP-LIBOR	2.250%	12/17/2019		1,400	(86)	(83)	0	(4)
Pay	6-Month GBP-LIBOR	2.750%	03/18/2025		3,300	417	158	25	0
Receive	6-Month JPY-LIBOR	0.500%	09/17/2021	JPY	850,000	(95)	(43)	0	(2)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033		2,180,000	1,387	1,184	47	(9)
Pay	6-Month JPY-LIBOR	1.500%	12/20/2044		700,000	245	229	19	0
Pay	28-Day MXN-TIIE	4.300%	09/01/2016	MXN	206,000	(19)	(12)	2	0
Pay	28-Day MXN-TIIE	4.310%	09/06/2016		55,100	(5)	4	1	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		18,200	(16)	(5)	3	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		5,800	(2)	(1)	2	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	5.620%	11/09/2021	MXN	4,000	$(2)	$(2)	$1	$0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		1,600	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	6.600%	05/21/2029		2,800	1	1	1	0

						$2,262	$1,155	$135	$(31)

Total Swap Agreements						$2,262	$1,155	$135	$(31)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(g)	Securities with an aggregate market value of $672 and cash of $1,256 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability				Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$58	$135	$193	$0		$(21)		$(31)	$(52)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
AZD	01/2015	AUD	3,433	$		2,936	$134	$0

BOA	01/2015	BRL	4,469			1,682	1	0
	01/2015	EUR	5,904			7,277	133	0
	01/2015	ILS	929			248	10	0
	01/2015	JPY	366,838			3,110	47	0
	01/2015	PLN	1,687			498	22	0
	01/2015	SEK	4,230			569	27	0
	01/2015	$	1,691		BRL	4,469	3	(13)
	01/2015		3,136		EUR	2,525	0	(81)
	01/2015		11,534		GBP	7,383	0	(28)
	02/2015	EUR	2,323	$		2,825	13	0
	02/2015	GBP	7,383			11,531	27	0
	02/2015	MYR	2,489			760	52	0
	02/2015	$	220		INR	13,770	0	(4)
	02/2015		2,963		MYR	9,802	0	(177)
	07/2015	BRL	2,334	$		844	9	0
	09/2015	$	70		CNY	430	0	(2)

BPS	01/2015	BRL	6,586	$		2,523	46	0
	01/2015	CAD	1,446			1,267	22	0
	01/2015	EUR	308			381	8	0
	01/2015	GBP	273			427	1	0
	01/2015	$	2,479		BRL	6,586	0	(2)
	01/2015		40,549		EUR	33,270	0	(291)
	01/2015		143		GBP	91	0	(1)
	01/2015		796		ILS	3,086	0	(5)
	02/2015	EUR	33,270	$		40,562	291	0
	02/2015	MXN	13,147			970	81	0
	02/2015	MYR	494			150	10	0
	02/2015	$	200		INR	12,490	0	(4)

BRC	01/2015	PLN	3,085	$		909	39	0
	01/2015	$	90		ILS	342	0	(2)
	02/2015	MXN	3,783	$		279	23	0
	02/2015	MYR	494			150	10	0
	02/2015	$	334		BRL	863	0	(11)
	02/2015		100		INR	6,260	0	(2)
	02/2015		915		MXN	12,409	0	(75)
	09/2015		154		CNY	941	0	(5)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
CBK	01/2015	EUR	15,023	$		18,748	$569	$0
	01/2015	PLN	1,094			321	12	0
	01/2015	SGD	2,413			1,863	42	0
	01/2015	$	14,747		EUR	12,083	0	(126)
	02/2015	EUR	11,657	$		14,226	117	0
	02/2015	MYR	187			57	4	0
	02/2015	$	220		INR	13,774	0	(4)
	02/2015		238		MXN	3,475	0	(3)
	09/2015		577		CNY	3,492	0	(22)

DUB	01/2015	BRL	3,591	$		1,360	9	0
	01/2015	$	1,396		BRL	3,591	0	(45)
	01/2015		460		ILS	1,743	0	(13)
	02/2015	BRL	2,343	$		882	8	0
	02/2015	INR	20,512			326	4	0
	07/2015	BRL	3,591			1,324	39	0

FBF	01/2015	GBP	3,399			5,331	33	0
	02/2015	INR	17,992			286	4	0

GLM	01/2015	EUR	29,104			36,331	1,113	0
	01/2015	GBP	3,399			5,331	32	0
	01/2015	ILS	923			246	10	0
	01/2015	NZD	1,175			919	3	0
	01/2015	PLN	1,999			595	31	0
	01/2015	$	244		EUR	198	0	(4)
	01/2015		309		JPY	37,200	2	0
	02/2015	MXN	37,949	$		2,859	292	0
	02/2015	MYR	1,583			480	30	0

HUS	01/2015	AUD	1,113			930	21	0
	01/2015	ILS	3,605			957	32	0
	01/2015	$	455		AUD	551	0	(5)
	01/2015		588		JPY	69,600	0	(7)
	01/2015		1,387		SGD	1,820	0	(14)
	01/2015	ZAR	744	$		66	2	0
	02/2015	BRL	199			74	0	0
	02/2015	MXN	53,206			4,027	430	0
	02/2015	$	70		INR	4,383	0	(1)
	04/2015	MXN	1,387	$		96	2	0

JPM	01/2015	BRL	3,375			1,275	5	0
	01/2015	JPY	189,400			1,564	0	(17)
	01/2015	SGD	317			241	2	0
	01/2015	$	1,294		BRL	3,375	2	(26)
	01/2015		2,807		EUR	2,264	0	(68)
	01/2015		70		ILS	266	0	(2)
	01/2015		162		JPY	19,000	0	(3)
	02/2015	HKD	251	$		32	0	0
	02/2015	JPY	402,638			3,345	0	(17)
	02/2015	MYR	494			150	10	0
	02/2015	$	1,792		INR	113,373	0	(15)
	02/2015		465		MXN	6,839	0	(2)
	07/2015	BRL	2,212	$		792	4	(4)
	09/2015	$	106		CNY	640	0	(4)

MSB	01/2015	BRL	5,842	$		2,182	4	(20)
	01/2015	$	2,190		BRL	5,842	9	(1)
	01/2015		1,245		CAD	1,446	0	0
	01/2015		239		JPY	27,800	0	(7)
	02/2015	CAD	1,446	$		1,244	0	0
	02/2015	MXN	9,328			660	29	0
	04/2015	$	2,037		BRL	5,612	23	0
	09/2015		70		CNY	431	0	(2)

RBC	02/2015	MXN	22,717	$		1,622	85	0

SOG	01/2015	PLN	4,944			1,472	78	0

UAG	01/2015	BRL	344			130	1	0
	01/2015	GBP	402			628	1	0
	01/2015	$	3,268		AUD	3,995	0	(6)
	01/2015		130		BRL	344	0	0
	01/2015		685		SGD	900	0	(6)
	02/2015	AUD	3,821	$		3,119	5	0
	02/2015	CNY	5,587			904	0	(2)
	02/2015	GBP	527			818	0	(3)
	02/2015	MYR	3,947			1,173	51	0
	03/2015	CHF	1,900			1,971	58	0

Total Forward Foreign Currency Contracts							$4,217	$(1,152)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
CBK	Call - OTC USD versus JPY	JPY	114.000	02/03/2015	$1,100	$21	$54

FBF	Call - OTC USD versus JPY		114.000	02/03/2015	1,100	21	55

						$42	$109

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	1,000	$81	$10

GLM	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	11/26/2015	EUR	2,500	41	70

								$122	$80

Total Purchased Options								$164	$189

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	03/18/2015	$	1,800	$(4)	$(1)

BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	400	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		400	(1)	0

BRC	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.500%	03/18/2015		100	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.950%	03/18/2015		100	0	0

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		900	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		500	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		400	(1)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		200	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		200	0	0

GST	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		500	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		500	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		200	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		900	(2)	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		500	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		500	(1)	0

SOG	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		300	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		300	0	0

							$(17)	$(5)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	2.640	06/10/2015	$	300	$(8)	$(19)
	Put - OTC USD versus JPY	JPY	93.000	09/08/2016		1,000	(18)	(6)
	Put - OTC USD versus JPY		80.000	02/18/2019		400	(22)	(6)
	Put - OTC USD versus JPY		80.000	02/28/2019		200	(10)	(3)

BPS	Call - OTC USD versus BRL	BRL	2.700	05/29/2015		400	(10)	(20)
	Call - OTC USD versus MXN	MXN	15.450	03/17/2015		600	(6)	(5)

BRC	Put - OTC USD versus JPY	JPY	91.000	02/18/2016		300	(7)	(1)
	Put - OTC USD versus JPY		94.750	04/21/2016		600	(18)	(2)
	Put - OTC USD versus JPY		97.000	09/08/2016		1,000	(22)	(9)

CBK	Call - OTC USD versus BRL	BRL	2.600	03/11/2015		200	(4)	(10)
	Call - OTC USD versus BRL		2.740	06/08/2015		300	(7)	(13)
	Call - OTC USD versus JPY	JPY	116.000	02/03/2015		1,100	(13)	(38)
	Call - OTC USD versus JPY		118.000	02/03/2015		1,100	(8)	(24)
	Put - OTC USD versus JPY		93.000	04/21/2016		200	(5)	(1)
	Put - OTC USD versus JPY		95.000	09/08/2016		1,600	(35)	(11)
	Put - OTC USD versus JPY		96.000	09/08/2016		500	(12)	(4)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC USD versus JPY	JPY	92.000	05/19/2016	$	500	$(12)	$(2)

FBF	Call - OTC USD versus JPY		116.000	02/03/2015		1,100	(14)	(38)
	Call - OTC USD versus JPY		118.000	02/03/2015		1,100	(9)	(24)

GLM	Call - OTC USD versus BRL	BRL	2.650	05/29/2015		100	(3)	(6)
	Call - OTC USD versus BRL		2.710	06/02/2015		200	(6)	(10)
	Put - OTC USD versus JPY	JPY	91.000	02/18/2016		200	(5)	0

JPM	Put - OTC USD versus JPY		91.000	02/18/2016		800	(20)	(2)

MSB	Call - OTC USD versus BRL	BRL	2.650	06/08/2015		200	(6)	(12)
	Call - OTC USD versus MXN	MXN	15.450	03/17/2015		700	(7)	(5)

UAG	Call - OTC USD versus BRL	BRL	2.640	06/15/2015		400	(11)	(26)

							$ (298)	$(297)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	4,000	$(76)	$(27)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.650%	01/22/2015	GBP	900	(6)	(14)
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.000%	01/22/2015		900	(5)	0
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.564%	11/26/2015	EUR	1,000	(41)	(81)

								$(128)	$(122)

Total Written Options								$(443)	$(424)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	9	$12,300	AUD	0	EUR	3,600	GBP	0	$(117)
Sales	171	43,900		1,000		12,900		1,800	(614)
Closing Buys	0	(1,400)		0		0		0	23
Expirations	(121)	(28,200)		(1,000)		(6,800)		0	195
Exercised	(59)	(5,700)		0		(1,800)		0	70

Balance at End of Period	0	$20,900	AUD	0	EUR	7,900	GBP	1,800	$(443)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Universal Health Services, Inc.	(1.250%	)	06/20/2016	0.279%	$ 1,000	$0	$(15)	$0	$(15)

CBK	Navient Corp.	(5.000%	)	06/20/2015	0.508%	600	(18)	5	0	(13)

							$(18)	$(10)	$0	$(28)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.681%	$ 300	$(15)	$7	$0	$(8)
	Brazil Government International Bond	1.000%	09/20/2019	1.862%	100	(3)	(1)	0	(4)

BPS	Italy Government International Bond	1.000%	09/20/2019	1.155%	200	0	(2)	0	(2)

BRC	Italy Government International Bond	1.000%	09/20/2019	1.155%	300	1	(3)	0	(2)

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.681%	100	(4)	1	0	(3)

DUB	Brazil Government International Bond	1.000%	03/20/2019	1.681%	300	(13)	5	0	(8)
	Italy Government International Bond	1.000%	03/20/2019	1.069%	600	(11)	10	0	(1)
	Italy Government International Bond	1.000%	06/20/2019	1.114%	100	(1)	1	0	0
	Italy Government International Bond	1.000%	09/20/2019	1.155%	100	0	(1)	0	(1)

GST	Greece Government International Bond	1.000%	12/20/2015	18.551%	100	(7)	(7)	0	(14)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
HUS	Brazil Government International Bond	1.000%	06/20/2019	1.777%	$ 100	$(2)	$(1)	$0	$(3)
	Brazil Government International Bond	1.000%	09/20/2019	1.862%	100	(3)	(1)	0	(4)
	Italy Government International Bond	1.000%	03/20/2019	1.069%	100	(3)	2	0	(1)
	Italy Government International Bond	1.000%	09/20/2019	1.155%	100	0	(1)	0	(1)

JPM	Brazil Government International Bond	1.000%	03/20/2019	1.681%	200	(8)	2	0	(6)

MYC	Brazil Government International Bond	1.000%	03/20/2019	1.681%	100	(4)	2	0	(2)
	Brazil Government International Bond	1.000%	09/20/2019	1.862%	100	(3)	(1)	0	(4)

						$(76)	$12	$0	$(64)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
CBK	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	EUR 400	$14	$(3)	$11	$0

GST	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	200	7	(1)	6	0

						$21	$(4)	$17	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	800	$	990	$0	$(20)	$0	$(20)

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		2,000		2,490	(11)	(53)	0	(64)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		2,000		2,637	(154)	(57)	0	(211)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		1,200		1,582	(87)	(40)	0	(127)

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		800		986	0	(15)	0	(15)

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		2,400		2,974	3	(65)	0	(62)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FBF	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2017	CHF	800	$	825	$1	$(20)	$0	$(19)

GLM	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	2,500		3,095	1	(63)	0	(62)

UAG	Floating rate equal to 3-Month CHF-LIBOR less 0.210% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016		600		622	19	(37)	604	(622)
	Floating rate equal to 3-Month CHF-LIBOR less 0.225% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016		800		829	26	(50)	806	(830)
	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016		500		518	15	(29)	504	(518)

								$(187)	$(449)	$1,914	$(2,550)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	28-Day MXN-TIIE	6.600%	05/21/2029	MXN	500	$0	$1	$1	$0

FBF	Pay	28-Day MXN-TIIE	4.620%	09/23/2016		27,600	0	2	2	0

UAG	Pay	28-Day MXN-TIIE	5.010%	10/10/2019		5,400	(3)	(2)	0	(5)
	Pay	28-Day MXN-TIIE	5.630%	10/11/2021		4,000	1	(3)	0	(2)

							$(2)	$(2)	$3	$(7)

Total Swap Agreements							$(262)	$(453)	$1,934	$(2,649)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(i)	Securities with an aggregate market value of $298 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$134	$0	$0	$134	$0	$0	$0	$0	$134	$0	$134
BOA	344	10	0	354	(305)	(62)	(47)	(414)	(60)	298	238
BPS	459	0	0	459	(303)	(26)	(404)	(733)	(274)	(140)	(414)
BRC	72	0	0	72	(95)	(12)	(2)	(109)	(37)	0	(37)
CBK	744	54	11	809	(155)	(102)	(31)	(288)	521	(280)	241
DUB	60	0	1	61	(58)	(2)	(72)	(132)	(71)	0	(71)
FBF	37	55	2	94	0	(62)	(19)	(81)	13	0	13
GLM	1,513	70	0	1,583	(4)	(111)	(62)	(177)	1,406	(1,280)	126
GST	0	0	6	6	0	(1)	(14)	(15)	(9)	0	(9)
HUS	487	0	0	487	(27)	0	(9)	(36)	451	(330)	121
JPM	23	0	0	23	(158)	(3)	(6)	(167)	(144)	0	(144)
MSB	65	0	0	65	(30)	(17)	0	(47)	18	0	18
MYC	0	0	0	0	0	0	(6)	(6)	(6)	(10)	(16)
RBC	85	0	0	85	0	0	0	0	85	0	85
SOG	78	0	0	78	0	0	0	0	78	(10)	68
UAG	116	0	1,914	2,030	(17)	(26)	(1,977)	(2,020)	10	0	10

Total Over the Counter	$4,217	$189	$1,934	$6,340	$(1,152)	$(424)	$(2,649)	$(4,225)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$58	$58
Swap Agreements	0	0	0	0	135	135

	$0	$0	$0	$0	$193	$193

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,217	$0	$4,217
Purchased Options	0	0	0	109	80	189
Swap Agreements	0	17	0	1,914	3	1,934

	$0	$17	$0	$6,240	$83	$6,340

	$0	$17	$0	$6,240	$276	$6,533

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$21	$21
Swap Agreements	0	0	0	0	31	31

	$0	$0	$0	$0	$52	$52

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,152	$0	$1,152
Written Options	0	5	0	297	122	424
Swap Agreements	0	92	0	2,550	7	2,649

	$0	$97	$0	$3,999	$129	$4,225

	$0	$97	$0	$3,999	$181	$4,277

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$29	$29
Futures	0	0	0	0	556	556
Swap Agreements	0	2	0	0	(528)	(526)

	$0	$2	$0	$0	$57	$59

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,116	$0	$5,116
Purchased Options	0	0	0	(13)	0	(13)
Written Options	0	12	0	129	31	172
Swap Agreements	0	51	0	(714)	319	(344)

	$0	$63	$0	$4,518	$350	$4,931

	$0	$65	$0	$4,518	$407	$4,990

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(2)	$(2)
Futures	0	0	0	0	77	77
Swap Agreements	0	0	0	0	1,442	1,442

	$0	$0	$0	$0	$1,517	$1,517

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,487	$0	$3,487
Purchased Options	0	0	0	66	(128)	(62)
Written Options	0	12	0	0	66	78
Swap Agreements	0	9	0	(450)	(9)	(450)

	$0	$21	$0	$3,103	$(71)	$3,053

	$0	$21	$0	$3,103	$1,446	$4,570

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$702	$0	$702
Mortgage-Backed Securities	0	80	0	80
Sovereign Issues	0	654	0	654
Brazil
Corporate Bonds & Notes	0	465	0	465
Canada
Corporate Bonds & Notes	0	500	0	500
Sovereign Issues	0	1,305	0	1,305
Cayman Islands
Asset-Backed Securities	0	998	0	998
China
Corporate Bonds & Notes	0	211	0	211
France
Corporate Bonds & Notes	0	2,697	0	2,697
Sovereign Issues	0	9,750	0	9,750
Germany
Corporate Bonds & Notes	0	1,616	0	1,616
Sovereign Issues	0	316	0	316
Greece
Corporate Bonds & Notes	0	620	0	620
Hong Kong
Corporate Bonds & Notes	0	204	0	204
Ireland
Asset-Backed Securities	0	94	0	94
Corporate Bonds & Notes	0	2,165	0	2,165
Mortgage-Backed Securities	0	240	0	240
Italy
Asset-Backed Securities	0	160	0	160
Corporate Bonds & Notes	0	2,444	0	2,444
Mortgage-Backed Securities	0	879	0	879
Sovereign Issues	0	18,250	0	18,250
Mexico
Sovereign Issues	0	1,543	0	1,543
Netherlands
Asset-Backed Securities	0	449	0	449
Norway
Sovereign Issues	0	403	0	403
Poland
Sovereign Issues	0	3,636	0	3,636
Portugal
Corporate Bonds & Notes	0	483	0	483
Slovenia
Sovereign Issues	0	4,058	0	4,058
Spain
Corporate Bonds & Notes	0	767	0	767
Sovereign Issues	0	16,737	0	16,737
Supranational
Corporate Bonds & Notes	0	555	0	555

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Sweden
Corporate Bonds & Notes	$0	$364	$0	$364
Sovereign Issues	0	180	0	180
United Kingdom
Asset-Backed Securities	0	325	0	325
Corporate Bonds & Notes	0	2,736	0	2,736
Mortgage-Backed Securities	0	2,886	0	2,886
Sovereign Issues	0	8,328	0	8,328
United States
Asset-Backed Securities	0	870	0	870
Corporate Bonds & Notes	0	3,222	0	3,222
Mortgage-Backed Securities	0	4,209	38	4,247
Municipal Bonds & Notes	0	400	0	400
Preferred Securities	22	0	0	22
U.S. Government Agencies	0	3,746	0	3,746
U.S. Treasury Obligations	0	5,776	0	5,776
Short-Term Instruments
Certificates of Deposit	0	1,102	0	1,102
Repurchase Agreements	0	1,003	0	1,003
Mexico Treasury Bills	0	6,375	0	6,375
	$22	$114,503	$38	$114,563

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$40,651	$0	$0	$40,651

Total Investments	$40,673	$114,503	$38	$155,214

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(13,025)	$0	$(13,025)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	58	135	0	193
Over the counter	0	6,340	0	6,340
	$58	$6,475	$0	$6,533

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(21)	(31)	0	(52)
Over the counter	0	(4,225)	0	(4,225)
	$(21)	$(4,256)	$0	$(4,277)

Totals	$40,710	$103,697	$38	$144,445

There were no significant transfers between Level 1 and 2 during the period ended December 31, 2014. There were assets and liabilities valued at $1,885 transferred from Level 3 to Level 2 during the period ended December 31, 2014. There were no significant assets and liabilities transferred from Level 2 to Level 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations.

Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring

ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements (Cont.)

significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.
■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the

NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$4,935	$9,902	$(14,820)	$0	$0	$17	$2	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$0	$120,262	$(79,400)	$(17)	$(211)	$40,634	$263	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral)

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value

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of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over

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Notes to Financial Statements (Cont.)

the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to

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deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that

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Notes to Financial Statements (Cont.)

interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future.

Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign

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(non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk

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Notes to Financial Statements (Cont.)

can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$13,317	$2,386

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$72,187	$67,282	$103,557	$56,156

ANNUAL REPORT	DECEMBER 31, 2014	37

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	83	$884	0	$0
Administrative Class	5,383	56,686	1,848	19,667
Advisor Class	6,335	67,757	0	0
Issued as reinvestment of distributions
Institutional Class	1	10	0	2
Administrative Class	185	1,966	503	5,145
Advisor Class	61	665	0	0
Cost of shares redeemed
Institutional Class	(5)	(55)	0	0
Administrative Class	(3,956)	(41,731)	(3,037)	(32,326)
Advisor Class	(1)	(10)	0	0
Net increase (decrease) resulting from Portfolio share transactions	8,086	$86,172	(686)	$(7,512)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 73% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of

December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$9,485	$174	$(903)	$(1,179)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected Securities, sale/buyback transactions, and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$157,161	$2,095	$(4,042)	$(1,947)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Treasury Inflation-Protected Securities, sale/buyback transactions, convertible preferred stock, and Lehman securities.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$2,371	$270	$—
12/31/2013	$4,879	$267	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for the period April 30, 2014 (commencement of Advisor Class operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

40	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SOG	Societe Generale
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	PLN	Polish Zloty
BRL	Brazilian Real	ILS	Israeli Shekel	SEK	Swedish Krona
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CHF	Swiss Franc	JPY	Japanese Yen	USD (or $)	United States Dollar
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	HKD	Hong Kong Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand
EUR	Euro	NZD	New Zealand Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	MBS	Mortgage-Backed Security
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2014	41

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

0.39%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.20%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

42	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2014	43

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

44	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2014	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

ANNUAL REPORT	DECEMBER 31, 2014	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

ANNUAL REPORT	DECEMBER 31, 2014	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

50	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT22AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Global Advantage® Strategy Bond Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Advantage® Strategy Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, call risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, issuer non-diversification risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may

4	PIMCO VARIABLE INSURANCE TRUST

be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Global Advantage® Strategy Bond Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

United States	18.3%
United Kingdom	12.7%
Short-Term Instruments‡	11.6%
Spain	6.9%
Italy	6.1%
France	5.6%
Denmark	5.1%
Other	33.7%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	Class Inception (05/02/2011)
PIMCO Global Advantage® Strategy Bond Portfolio Administrative Class	-1.49%	0.10%
Barclays U.S. Aggregate Index±	5.97%	3.80%
PIMCO Global Advantage Bond Index® (GLADI) (NY Close)±±	-2.23%	0.34%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.90% for Administrative Class shares.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

±± PIMCO Global Advantage Bond Index® (GLADI) (NY Close) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real assets, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$928.70	$1,020.78
Expenses Paid During Period†	$4.40	$4.61
Net Annualized Expense Ratio††	0.90%	0.90%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Advantage® Strategy Bond Portfolio seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An overweight to core European duration (or sensitivity to changes in market interest rates) during the first half of the reporting period contributed to performance as German bund yields declined during this period.

»	An overweight to duration in Italy and Spain contributed to relative performance as European sovereign peripheral spreads tightened over the reporting period.

»	An underweight to Russian duration contributed to performance as local Russian yields rose over the reporting period.

»	Positions in non-Agency mortgage-backed securities and European residential mortgage-backed securities contributed to performance as spreads on these securities tightened over the reporting period.

»

An overweight to Brazilian local bonds and an overweight to Mexican local duration, on the intermediate portion of the yield curve, contributed to performance as yields declined over the reporting period.

»	An underweight to the Japanese yen and the euro contributed to performance as these currencies depreciated versus the U.S. dollar over the reporting period.

»	An overweight to U.S. breakeven inflation detracted from performance as breakeven inflation levels tightened over the reporting period.

»	Exposure to emerging markets quasi-sovereign issuers detracted from performance as spreads widened on these securities over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Advantage® Strategy Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2014	12/31/2013	12/31/2012	05/02/2011-12/31/2011

Administrative Class
Net asset value beginning of year or period	$9.75	$10.25	$9.84	$10.00
Net investment income (a)	0.16	0.14	0.10	0.06
Net realized/unrealized gain (loss)	(0.30)	(0.46)	0.51	(0.15)
Net increase (decrease) from investment operations	(0.14)	(0.32)	0.61	(0.09)
Dividends from net investment income	(0.19)	(0.15)	(0.12)	(0.07)
Distributions from net realized capital gains	0.00	(0.03)	(0.08)	0.00
Total distributions	(0.19)	(0.18)	(0.20)	(0.07)
Net asset value end of year or period	$9.42	$9.75	$10.25	$9.84
Total return	(1.49)%	(3.14)%	6.19%	(0.93)%
Net assets end of year or period (000s)	$218,872	$236,780	$201,022	$147,048
Ratio of expenses to average net assets	0.90%	0.90%	0.90%	0.90%*
Ratio of expenses to average net assets excluding waivers	0.90%	0.90%	0.90%	0.93%*
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.90%	0.93%*
Ratio of expenses to average net assets excluding interest expense and waivers	0.90%	0.90%	0.90%	0.93%*
Ratio of net investment income to average net assets	1.59%	1.43%	1.02%	0.84%*
Portfolio turnover rate	145%	156%	179%	24%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Global Advantage® Strategy Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$200,853
Investments in Affiliates	22,428
Financial Derivative Instruments
Exchange-traded or centrally cleared	227
Over the counter	4,295
Deposits with counterparty	1,940
Foreign currency, at value	1,140
Receivable for investments sold	23,803
Receivable for Portfolio shares sold	3
Interest receivable	2,025
Dividends receivable from Affiliates	134
256,848

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$135
Over the counter	6,656
Payable for investments purchased	29,196
Payable for investments in Affiliates purchased	134
Deposits from counterparty	1,633
Payable for Portfolio shares redeemed	27
Overdraft due to custodian	7
Accrued investment advisory fees	77
Accrued supervisory and administrative fees	67
Accrued servicing fees	29
Reimbursement to PIMCO	9
Other liabilities	6
37,976

Net Assets	$218,872

Net Assets Consist of:
Paid in capital	$230,382
(Overdistributed) net investment income	(1,974)
Accumulated undistributed net realized (loss)	(228)
Net unrealized (depreciation)	(9,308)
$218,872

Net Assets:
Administrative Class	$218,872

Shares Issued and Outstanding:
Administrative Class	23,241

Net Asset Value and Redemption Price Per Share Outstanding:
Administrative Class	$9.42

Cost of Investments in securities	$208,437
Cost of Investments in Affiliates	$22,546
Cost of Foreign Currency Held	$1,151
Cost or Premiums of Financial Derivative Instruments, net	$(1,061)

* Includes repurchase agreements of:	$588

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Advantage® Strategy Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest, net of foreign taxes*	$5,636
Dividends from Investments in Affiliates	159
Total Income	5,795

Expenses:
Investment advisory fees	927
Supervisory and administrative fees	811
Servicing fees - Administrative Class	348
Trustee fees	3
Interest expense	4
Miscellaneous expense	10
Total Expenses	2,103
Waiver and/or Reimbursement by PIMCO	(1)
Net Expenses	2,102

Net Investment Income	3,693

Net Realized (Loss):
Investments in securities	1,331
Investments in Affiliates	(11)
Exchange-traded or centrally cleared financial derivative instruments	(1,028)
Over the counter financial derivative instruments	(1,524)
Foreign currency	942
Net Realized (Loss)	(290)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(7,767)
Investments in Affiliates	(117)
Exchange-traded or centrally cleared financial derivative instruments	552
Over the counter financial derivative instruments	38
Foreign currency assets and liabilities	1,014
Net Change in Unrealized (Depreciation)	(6,280)
Net (Loss)	(6,570)

Net (Decrease) in Net Assets Resulting from Operations	$(2,877)

* Foreign tax withholdings	$17

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Global Advantage® Strategy Bond Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$3,693	$3,152
Net realized (loss)	(290)	(1,535)
Net change in unrealized (depreciation)	(6,280)	(8,478)
Net (decrease) in net assets resulting from operations	(2,877)	(6,861)

Distributions to Shareholders:
From net investment income
Administrative Class	(4,483)	(3,368)
From net realized capital gains
Administrative Class	0	(635)

Total Distributions	(4,483)	(4,003)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(10,548)	46,622

Total Increase (Decrease) in Net Assets	(17,908)	35,758

Net Assets:
Beginning of year	236,780	201,022
End of year*	$218,872	$236,780

* Including (overdistributed) net investment income of:	$(1,974)	$(2,259)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.8%

AUSTRALIA 0.5%

SOVEREIGN ISSUES 0.5%
Australia Government Bond
3.000% due 09/20/2025	AUD	976	$996

Total Australia (Cost $1,242)			996

BELGIUM 0.9%

CORPORATE BONDS & NOTES 0.9%
KBC Bank NV
8.000% due 01/25/2023		$1,800	2,025

Total Belgium (Cost $1,910)			2,025

BRAZIL 1.7%

CORPORATE BONDS & NOTES 0.8%
Itau Unibanco Holding S.A.
5.650% due 03/19/2022		$600	609
Petrobras Global Finance BV
6.250% due 03/17/2024		1,200	1,145

			1,754

SOVEREIGN ISSUES 0.9%
Brazil Government International Bond
5.000% due 01/27/2045		500	492
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	40	14
10.000% due 01/01/2025		4,400	1,450

			1,956

Total Brazil (Cost $4,079)			3,710

CANADA 4.0%

SOVEREIGN ISSUES 4.0%
Canada Housing Trust
2.400% due 12/15/2022	CAD	5,600	4,931
Province of Ontario
2.500% due 09/10/2021		$3,800	3,834

Total Canada (Cost $9,438)			8,765

CAYMAN ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		$289	260
6.750% due 10/01/2022		283	259
Tencent Holdings Ltd.
3.375% due 05/02/2019		400	407

Total Cayman Islands (Cost $936)			926

DENMARK 5.2%

CORPORATE BONDS & NOTES 5.2%
Nykredit Realkredit A/S
2.000% due 04/01/2015	DKK	18,500	3,017
Realkredit Danmark A/S
2.000% due 01/01/2015		17,000	2,763
2.000% due 04/01/2015		34,100	5,562

Total Denmark (Cost $12,810)			11,342

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FRANCE 5.7%

CORPORATE BONDS & NOTES 2.9%
Banque PSA Finance S.A.
3.875% due 01/14/2015	EUR	600	$726
4.000% due 06/24/2015		100	123
4.250% due 02/25/2016		700	879
4.875% due 09/25/2015		100	124
BPCE S.A.
4.625% due 07/11/2024		$1,000	973
Credit Agricole S.A.
6.500% due 06/23/2021 (b)	EUR	900	1,110
7.500% due 06/23/2026 (b)	GBP	500	765
Dexia Credit Local S.A.
1.250% due 10/18/2016		$1,100	1,105
Lafarge S.A.
4.250% due 03/23/2016	EUR	300	379
Numericable SFR
5.625% due 05/15/2024		200	251

			6,435

SOVEREIGN ISSUES 2.8%
Caisse Francaise de Financement Local
5.250% due 02/16/2017		$800	867
France Government Bond
1.000% due 11/25/2018	EUR	1,280	1,606
1.750% due 11/25/2024		1,600	2,106
2.500% due 05/25/2030		1,100	1,536

			6,115

Total France (Cost $13,119)			12,550

GERMANY 3.9%

CORPORATE BONDS & NOTES 0.5%
Norddeutsche Landesbank Girozentrale
0.875% due 10/16/2015		$1,000	1,002

SOVEREIGN ISSUES 3.4%
Republic of Germany
0.750% due 04/15/2018 (a)	EUR	5,957	7,406

Total Germany (Cost $9,381)			8,408

GREECE 0.4%

CORPORATE BONDS & NOTES 0.4%
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	900	893

Total Greece (Cost $1,035)			893

HONG KONG 0.6%

CORPORATE BONDS & NOTES 0.6%
CNOOC Nexen Finance ULC
4.250% due 04/30/2024		$1,200	1,244

Total Hong Kong (Cost $1,210)			1,244

INDIA 0.7%

CORPORATE BONDS & NOTES 0.7%
ICICI Bank Ltd.
4.750% due 11/25/2016		$300	314
ONGC Videsh Ltd.
4.625% due 07/15/2024		500	513

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		$600	$628

Total India (Cost $1,415)			1,455

INDONESIA 0.8%

SOVEREIGN ISSUES 0.8%
Indonesia Government International Bond
2.875% due 07/08/2021	EUR	400	491
5.625% due 05/15/2023	IDR	1,924,000	134
6.625% due 05/15/2033		805,000	55
6.750% due 01/15/2044		$500	620
8.250% due 06/15/2032	IDR	4,699,000	382

Total Indonesia (Cost $1,918)			1,682

IRELAND 3.2%

ASSET-BACKED SECURITIES 0.3%
CELF Low Levered Partners PLC
0.472% due 03/04/2024	EUR	491	584
LightPoint Pan-European CLO PLC
0.338% due 01/31/2022		90	109

			693

CORPORATE BONDS & NOTES 2.7%
Bank of Ireland
10.000% due 07/30/2016		400	523
Depfa ACS Bank
3.875% due 11/14/2016		300	388
4.375% due 01/15/2015		1,400	1,696
4.875% due 10/28/2015		$200	207
5.500% due 04/25/2016		500	530
5.750% due 03/28/2017		400	439
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		1,000	750
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018		400	380
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		1,100	993

			5,906

MORTGAGE-BACKED SECURITIES 0.2%
German Residential Funding Ltd.
1.231% due 08/27/2024	EUR	389	479

Total Ireland (Cost $7,873)			7,078

ITALY 6.3%

ASSET-BACKED SECURITIES 0.3%
Alba SPV SRL
1.581% due 04/20/2040	EUR	527	640

CORPORATE BONDS & NOTES 0.4%
Banca Carige SpA
3.875% due 10/24/2018		300	400
Banco Popolare SC
3.500% due 03/14/2019		300	378

			778

MORTGAGE-BACKED SECURITIES 0.9%
Claris ABS
0.538% due 10/31/2060		1,518	1,820

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
F-E Mortgages SRL
0.412% due 12/15/2043	EUR	70	$84

			1,904

SOVEREIGN ISSUES 4.7%
Italy Buoni Poliennali Del Tesoro
1.650% due 04/23/2020 (a)		1,497	1,865
3.750% due 05/01/2021		2,700	3,752
3.750% due 09/01/2024		900	1,271
4.750% due 09/01/2044		700	1,098
5.500% due 09/01/2022		500	777
5.500% due 11/01/2022		1,000	1,557

			10,320

Total Italy (Cost $14,334)			13,642

JERSEY, CHANNEL ISLANDS 0.2%

MORTGAGE-BACKED SECURITIES 0.2%
Alba PLC
1.752% due 03/24/2049	GBP	344	541

Total Jersey, Channel Islands (Cost $565)			541

LUXEMBOURG 2.4%

CORPORATE BONDS & NOTES 2.4%
European Financial Stability Facility
1.750% due 10/29/2020	EUR	1,300	1,702
3.375% due 07/05/2021		1,200	1,729
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023		$900	720
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		400	375
5.400% due 03/24/2017		800	749

Total Luxembourg (Cost $5,643)			5,275

MALAYSIA 0.3%

SOVEREIGN ISSUES 0.3%
Malaysia Government Bond
3.418% due 08/15/2022	MYR	350	95
3.492% due 03/31/2020		50	14
3.502% due 05/31/2027		200	53
3.580% due 09/28/2018		600	170
3.835% due 08/12/2015		200	57
4.012% due 09/15/2017		800	231

Total Malaysia (Cost $720)			620

MEXICO 1.8%

CORPORATE BONDS & NOTES 0.4%
BBVA Bancomer S.A.
6.750% due 09/30/2022		$900	992

SOVEREIGN ISSUES 1.4%
Mexico Government International Bond
7.500% due 06/03/2027	MXN	5,340	405
7.750% due 05/29/2031		297	23
10.000% due 12/05/2024		30,697	2,730

			3,158

Total Mexico (Cost $4,592)			4,150

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NETHERLANDS 4.0%

ASSET-BACKED SECURITIES 0.5%
Cadogan Square CLO BV
0.536% due 01/17/2023	EUR	291	$348
Malin CLO BV
0.276% due 05/07/2023		621	744

			1,092

CORPORATE BONDS & NOTES 3.5%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
8.375% due 07/26/2016 (b)		$200	214
Deutsche Annington Finance BV
3.200% due 10/02/2017		900	922
GMAC International Finance BV
7.500% due 04/21/2015	EUR	700	861
ING Bank NV
0.933% due 07/03/2017		$2,000	1,994
2.625% due 12/05/2022		3,000	3,031
4.125% due 11/21/2023		700	712

			7,734

Total Netherlands (Cost $8,940)			8,826

NORWAY 0.1%

CORPORATE BONDS & NOTES 0.1%
DNB Boligkreditt A/S
1.450% due 03/21/2019		$200	199

Total Norway (Cost $199)			199

POLAND 2.9%

SOVEREIGN ISSUES 2.9%
Poland Government International Bond
3.250% due 07/25/2025	PLN	20,700	6,252

Total Poland (Cost $6,505)			6,252

PORTUGAL 0.2%

CORPORATE BONDS & NOTES 0.2%
Novo Banco S.A.
5.000% due 04/23/2019	EUR	100	117
5.000% due 05/21/2019		100	120
5.000% due 05/23/2019		100	119

Total Portugal (Cost $393)			356

RUSSIA 0.1%

CORPORATE BONDS & NOTES 0.1%
VimpelCom Holdings BV
6.255% due 03/01/2017		$200	183

Total Russia (Cost $211)			183

SLOVENIA 3.2%

SOVEREIGN ISSUES 3.2%
Slovenia Government International Bond
3.000% due 04/08/2021	EUR	300	394
3.500% due 03/23/2017		209	270
4.125% due 01/26/2020		100	137
4.375% due 01/18/2021		250	350
4.700% due 11/01/2016		1,900	2,463
5.500% due 10/26/2022		$2,000	2,225
5.850% due 05/10/2023		1,100	1,249

Total Slovenia (Cost $6,833)			7,088

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH AFRICA 0.3%

SOVEREIGN ISSUES 0.3%
South Africa Government International Bond
3.750% due 07/24/2026	EUR	200	$259
5.375% due 07/24/2044		$300	317

Total South Africa (Cost $564)			576

SOUTH KOREA 0.9%

SOVEREIGN ISSUES 0.9%
Korea Treasury Bond
3.250% due 06/10/2015	KRW	451,500	413
3.500% due 03/10/2017		564,400	529
3.750% due 06/10/2022		366,900	363
4.000% due 12/10/2031		127,000	134
5.750% due 09/10/2018		529,100	542

Total South Korea (Cost $1,902)			1,981

SPAIN 7.0%

ASSET-BACKED SECURITIES 0.4%
IM Grupo Banco Popular FTPYME FTA
0.089% due 09/21/2039	EUR	743	891

CORPORATE BONDS & NOTES 1.7%
Ayt Cedulas Cajas Global
0.186% due 02/22/2018		300	356
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (b)		100	138
Bankia S.A.
4.500% due 04/26/2022		600	904
BPE Financiaciones S.A.
2.500% due 02/01/2017		200	248
2.875% due 05/19/2016		300	371
Cedulas Fondo de Titulizacion de Activos
4.250% due 04/10/2031		300	449
Pitch1
5.125% due 07/20/2022		800	1,243

			3,709

SOVEREIGN ISSUES 4.9%
Autonomous Community of Catalonia
3.875% due 04/07/2015		700	852
4.750% due 06/04/2018		75	98
4.950% due 02/11/2020		1,400	1,886
Spain Government Bond
5.150% due 10/31/2044		1,900	3,291
Spain Government International Bond
1.400% due 01/31/2020		10	13
2.750% due 10/31/2024		2,900	3,872
Xunta de Galicia
5.763% due 04/03/2017		600	806

			10,818

Total Spain (Cost $15,678)			15,418

SWEDEN 0.2%

CORPORATE BONDS & NOTES 0.2%
Skandinaviska Enskilda Banken AB
1.375% due 05/29/2018		$400	398

Total Sweden (Cost $396)			398

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWITZERLAND 0.6%

CORPORATE BONDS & NOTES 0.6%
UBS AG
7.250% due 02/22/2022		$1,250	$1,344

Total Switzerland (Cost $1,333)			1,344

UNITED KINGDOM 12.9%

BANK LOAN OBLIGATIONS 0.7%
Alliance Boots Holdings Ltd.
3.490% due 07/10/2017	EUR	400	484
Virgin Media Bristol LLC
3.500% due 06/07/2020		$1,000	985

			1,469

CORPORATE BONDS & NOTES 4.4%
Barclays Bank PLC
7.625% due 11/21/2022		1,600	1,753
10.000% due 05/21/2021	GBP	500	1,035
Barclays PLC
8.000% due 12/15/2020 (b)	EUR	700	886
FCE Bank PLC
1.625% due 09/09/2016		100	123
1.875% due 05/12/2016		800	987
4.750% due 01/19/2015		100	121
5.125% due 11/16/2015	GBP	100	161
LBG Capital PLC
3.183% due 03/12/2020	EUR	1,000	1,197
15.000% due 12/21/2019	GBP	300	644
15.000% due 12/21/2019	EUR	450	807
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	500	964
5.125% due 03/07/2025		300	580
Lloyds Banking Group PLC
7.625% due 06/27/2023 (b)		200	312
Twinkle Pizza PLC
6.625% due 08/01/2021		100	160

			9,730

MORTGAGE-BACKED SECURITIES 3.7%
Aggregator of Loans Backed by Assets
3.002% due 05/25/2051		255	399
Alba PLC
0.745% due 11/25/2042		503	730
Bluestone Securities PLC
0.755% due 06/09/2044		366	544
Darrowby PLC
2.257% due 02/20/2044		205	326
Gemgarto
3.507% due 05/14/2045		147	234
Gosforth Funding PLC
1.356% due 11/18/2049		324	509
Great Hall Mortgages PLC
0.373% due 06/18/2039		$335	318
Leek Finance PLC
0.840% due 12/21/2037	GBP	470	771
Leofric PLC
2.257% due 05/26/2050		197	310
Nemus Arden PLC
0.785% due 02/15/2020		741	1,137
Newgate Funding PLC
0.690% due 12/15/2050		563	863
RMAC PLC
0.980% due 12/12/2036		338	507

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RMAC Securities PLC
0.730% due 06/12/2044	GBP	418	$607
Southern Pacific Financing PLC
0.737% due 06/10/2043		522	795

			8,050

SOVEREIGN ISSUES 4.1%
United Kingdom Gilt
0.125% due 03/22/2024 (a)		2,339	4,014
3.250% due 01/22/2044		2,800	5,032

			9,046

Total United Kingdom (Cost $28,733)			28,295

UNITED STATES 18.7%

ASSET-BACKED SECURITIES 3.0%
Accredited Mortgage Loan Trust
0.300% due 02/25/2037		$124	118
0.435% due 04/25/2036		300	254
Argent Securities Trust
0.320% due 07/25/2036		452	206
0.330% due 05/25/2036		762	284
Bear Stearns Asset-Backed Securities Trust
0.490% due 01/25/2047		300	273
Countrywide Asset-Backed Certificates
0.270% due 08/25/2037		83	82
0.310% due 07/25/2037		500	397
0.555% due 11/25/2035		126	120
0.890% due 07/25/2034		400	379
4.542% due 04/25/2036		200	201
5.157% due 07/25/2036		215	211
Credit-Based Asset Servicing and Securitization LLC
4.105% due 03/25/2037 ^		357	223
First Franklin Mortgage Loan Trust
1.430% due 07/25/2034		297	257
GSAA Home Equity Trust
0.620% due 08/25/2037		133	121
GSAMP Trust
0.560% due 01/25/2036		500	419
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.410% due 04/25/2047		400	235
MASTR Asset-Backed Securities Trust
0.380% due 05/25/2037		500	363
Morgan Stanley ABS Capital, Inc. Trust
0.400% due 10/25/2036		788	558
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047 ^		64	58
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.000% due 01/25/2036		200	179
People’s Choice Home Loan Securities Trust
1.100% due 05/25/2035 ^		600	387
Residential Asset Securities Corp. Trust
0.420% due 04/25/2037		400	353
0.570% due 12/25/2035		700	639
Structured Asset Securities Corp. Mortgage Loan Trust
0.330% due 03/25/2036		140	135
Wachovia Mortgage Loan Trust LLC
0.830% due 10/25/2035		200	188

			6,640

BANK LOAN OBLIGATIONS 0.2%
H.J. Heinz Co.
3.500% due 06/05/2020		513	511

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 2.4%
Bank of America Corp.
0.919% due 03/28/2018	EUR	700	$837
California Resources Corp.
5.500% due 09/15/2021		$400	344
Chesapeake Energy Corp.
3.481% due 04/15/2019		100	98
CIT Group, Inc.
4.750% due 02/15/2015		300	301
International Lease Finance Corp.
5.750% due 05/15/2016		400	416
8.625% due 09/15/2015		300	313
JPMorgan Chase Bank N.A.
0.654% due 06/02/2017		1,600	1,593
Navient Corp.
5.000% due 12/15/2015 (c)	HKD	1,000	132
New York Life Global Funding
1.125% due 03/01/2017		$100	100
Sprint Communications, Inc.
6.000% due 12/01/2016		600	629
WM Covered Bond Program
4.000% due 11/26/2016	EUR	350	451

			5,214

MORTGAGE-BACKED SECURITIES 1.6%
Banc of America Funding Trust
0.375% due 04/20/2047 ^		$347	261
6.000% due 07/25/2037 ^		201	157
Chase Mortgage Finance Trust
2.612% due 03/25/2037		168	142
Citigroup Mortgage Loan Trust, Inc.
5.960% due 04/25/2037		172	153
Countrywide Home Loan Mortgage Pass-Through Trust
6.250% due 09/25/2036		146	132
Credit Suisse Mortgage Capital Certificates
2.482% due 02/26/2036		152	146
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.750% due 08/25/2036 ^		238	187
Deutsche ALT-B Securities, Inc.
5.945% due 02/25/2036		175	152
IndyMac Mortgage Loan Trust
2.379% due 11/25/2035		244	207
JPMorgan Alternative Loan Trust
3.169% due 12/25/2036		169	154
Merrill Lynch Mortgage Investors Trust
3.094% due 03/25/2036 ^		307	211
Morgan Stanley Mortgage Loan Trust
2.938% due 09/25/2035		202	167
5.177% due 05/25/2036		207	166
PHH Alternative Mortgage Trust
6.000% due 05/25/2037		163	145
Prime Mortgage Trust
6.000% due 06/25/2036		175	157
Residential Accredit Loans, Inc. Trust
0.300% due 02/25/2037		196	166
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036		149	132
6.000% due 06/25/2037		139	127
Structured Adjustable Rate Mortgage Loan Trust
0.390% due 06/25/2037		204	181
Structured Asset Mortgage Investments Trust
0.400% due 02/25/2036		68	58
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 01/25/2035		204	203

			3,404

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 2.9%
Fannie Mae
2.500% due 01/01/2030	$1,000	$1,018
3.500% due 01/01/2045	4,000	4,168
4.500% due 02/01/2045	1,000	1,083

		6,269

U.S. TREASURY OBLIGATIONS 8.6%
U.S. Treasury Bonds
3.625% due 02/15/2044 (f)(h)	3,000	3,534
U.S. Treasury Inflation Protected Securities (a)
0.125% due 07/15/2022 (f)(h)	8,002	7,813
0.125% due 07/15/2024 (f)(h)	6,600	6,371
2.375% due 01/15/2025 (h)	1,008	1,186

		18,904

Total United States (Cost $40,843)		40,942

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGIN ISLANDS (BRITISH) 0.1%

CORPORATE BONDS & NOTES 0.1%
CNPC General Capital Ltd.
2.750% due 05/14/2019	$200	$199

Total Virgin Islands (British) (Cost $199)		199

SHORT-TERM INSTRUMENTS 1.6%

CERTIFICATES OF DEPOSIT 1.3%
Intesa Sanpaolo SpA
1.610% due 04/11/2016	$1,400	1,403
1.650% due 04/07/2015	1,500	1,503

		2,906

REPURCHASE AGREEMENTS (d) 0.3%
		588

Total Short-Term Instruments (Cost $3,488)		3,494

Total Investments in Securities (Cost $208,437)		200,853

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 10.2%

SHORT-TERM INSTRUMENTS 10.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.2%
PIMCO Short-Term Floating NAV Portfolio	1,812	$18
PIMCO Short-Term Floating NAV Portfolio III	2,260,923	22,410

Total Short-Term Instruments (Cost $22,546)		22,428

Total Investments in Affiliates (Cost $22,546)		22,428

Total Investments 102.0% (Cost $230,983)		$223,281

Financial Derivative Instruments (e)(g) (1.0%) (Cost or Premiums, net $(1,061))		(2,269)

Other Assets and Liabilities, net (1.0%)		(2,140)

Net Assets 100.0%		$218,872

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Principal amount of security is adjusted for inflation.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Navient Corp.	5.000%	12/15/2015	03/06/2014	$130	$132	0.06%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$588	Fannie Mae 2.200% due 10/17/2022	$(601)	$588	$588

Total Repurchase Agreements						$(601)	$588	$588

(1)	Includes accrued interest.

As of December 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended December 31, 2014 was $3 at a weighted average interest rate of 0.080%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$588	$0	$0	$0	$588	$(601)	$(13)

Total Borrowings and Other Financing Transactions	$588	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 152.500 on Euro-Bund 10-Year Bond March Futures	Long	02/2015	33	$89	$2	$ 0
Call Options Strike @ EUR 153.500 on Euro-Bund 10-Year Bond March Futures	Short	02/2015	33	(72)	0	(1)
Call Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond March Futures	Short	02/2015	33	(45)	0	0
Canada Government 10-Year Bond March Futures	Short	03/2015	60	10	0	(31)
Euro-Bund 10-Year Bond March Futures	Long	03/2015	34	31	2	0
Euro-Buxl 30-Year Bond March Futures	Short	03/2015	9	(65)	0	(3)
U.S. Treasury 10-Year Note March Futures	Short	03/2015	54	(51)	0	(12)
U.S. Treasury Ultra Long-Term Bond March Futures	Short	03/2015	1	(8)	0	0

Total Futures Contracts				$(111)	$4	$(47)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
CDX.EM-21 5-Year Index	(5.000%	)	06/20/2019	$	576	$(29)	$(3)	$1	$0
iTraxx Europe Senior 22 5-Year Index	(1.000%	)	12/20/2019	EUR	8,200	(161)	(20)	17	0

						$(190)	$(23)	$18	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.EM-21 5-Year Index	5.000%	06/20/2019	$576	$29	$(40)	$0	$(1)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month PLN-WIBOR	2.250%	03/18/2025	PLN	12,200	$9	$9	$0	$(1)
Receive	3-Month USD-LIBOR	0.800%	09/25/2017	$	53,900	760	(25)	1	0
Pay	3-Month USD-LIBOR	3.000%	12/17/2024		600	40	1	1	0
Pay	3-Month USD-LIBOR	2.750%	06/17/2025		6,600	197	17	6	0
Pay	3-Month USD-LIBOR	3.750%	06/18/2044		3,100	696	526	5	0
Pay	6-Month AUD-BBR-BBSW	3.250%	12/17/2019	AUD	7,200	158	136	31	0
Pay	6-Month AUD-BBR-BBSW	3.750%	12/17/2019		8,000	329	166	35	0
Pay	6-Month AUD-BBR-BBSW	3.000%	06/17/2020		600	6	4	3	0
Pay	6-Month EUR-EURIBOR	0.500%	03/18/2020	EUR	4,900	35	65	1	0
Pay	6-Month EUR-EURIBOR	1.250%	03/18/2025		11,600	557	516	15	0
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		9,000	(1,451)	(1,447)	0	(35)
Receive	6-Month GBP-LIBOR	1.500%	03/18/2017	GBP	23,300	(356)	(423)	0	(11)
Receive	6-Month GBP-LIBOR	2.250%	03/18/2020		1,800	(101)	(112)	0	(5)
Pay	6-Month GBP-LIBOR	2.750%	03/18/2025		4,600	581	232	35	0
Receive	6-Month GBP-LIBOR	3.000%	09/16/2045		1,100	(282)	(238)	0	(28)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	6-Month JPY-LIBOR	0.500%	09/18/2020	JPY	140,000	$(17)	$(47)	$0	$0
Receive	6-Month JPY-LIBOR	0.500%	09/17/2021		2,440,000	(272)	(114)	0	(5)
Receive	6-Month JPY-LIBOR	1.000%	03/20/2024		280,000	(119)	(67)	0	(2)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033		160,000	102	113	4	0
Pay	6-Month JPY-LIBOR	1.500%	12/20/2044		850,000	298	322	24	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019	MXN	70,100	(62)	(33)	11	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021		107,250	(30)	(48)	27	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		5,400	(2)	(1)	1	0
Pay	28-Day MXN-TIIE	5.620%	11/09/2021		7,000	(4)	(4)	2	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		2,100	(2)	(2)	0	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		5,600	7	(1)	3	0

						$1,077	$(455)	$205	$(87)

Total Swap Agreements						$916	$(518)	$223	$(88)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(f)	Securities with an aggregate market value of $971 and cash of $1,941 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$4	$223	$227	$0	$(47)		$(88)	$(135)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	02/2015	$		406		JPY	48,200	$0	$(4)

BOA	01/2015		BRL	714	$		272	4	0
	01/2015	$		269		BRL	714	0	0
	01/2015			7,303		RUB	380,454	0	(1,030)
	02/2015		EUR	423	$		516	6	0
	02/2015	$		4,986		EUR	4,011	0	(130)
	02/2015			300		INR	18,777	0	(6)
	02/2015			705		JPY	83,500	0	(8)
	02/2015			2,828		MYR	9,355	0	(169)
	07/2015			258		BRL	714	0	(3)

BPS	01/2015		BRL	11,436	$		4,545	243	0
	01/2015	$		4,399		BRL	11,436	0	(97)
	01/2015			1,110		ILS	4,305	0	(7)
	02/2015		MXN	44,426	$		3,278	273	0
	02/2015	$		5,379		EUR	4,320	0	(149)
	02/2015			300		INR	18,735	0	(7)
	06/2015			1,271		COP	2,926,010	0	(53)

BRC	01/2015		DKK	85,095	$		14,503	676	0
	01/2015	$		1,123		CZK	24,496	0	(52)
	01/2015			100		PLN	336	0	(5)
	01/2015			1,176		SGD	1,515	0	(33)
	02/2015		MXN	9,190	$		664	42	0
	02/2015	$		5,217		INR	329,595	0	(53)
	02/2015			226		MXN	3,080	0	(17)
	02/2015			1,340		SEK	9,915	0	(68)

CBK	01/2015		RUB	53,862	$		803	0	(85)
	01/2015		SGD	4,243			3,276	74	0
	02/2015		EUR	32,469			40,747	1,440	0
	02/2015		GBP	8,087			12,694	94	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	02/2015	$		3,415		EUR	2,768	$0	$(64)
	02/2015			290		INR	18,157	0	(6)
	02/2015			283		MXN	4,137	0	(3)
	02/2015			794		RUB	53,862	108	0

DUB	01/2015		BRL	5,563	$		2,162	69	0
	01/2015		RUB	11,382			208	20	0
	01/2015	$		2,094		BRL	5,563	0	(2)
	01/2015			818		IDR	10,142,881	0	(4)
	01/2015			140		ILS	531	0	(4)
	01/2015			1,764		ZAR	19,740	0	(64)
	02/2015			1,734		BRL	4,586	0	(22)
	02/2015			3,111		DKK	18,440	0	(113)
	02/2015			1,129		PHP	50,878	7	0
	07/2015			2,051		BRL	5,563	0	(60)

FBF	02/2015		JPY	114,700	$		947	0	(11)

GLM	02/2015		EUR	1,075			1,331	29	0
	02/2015	$		521		EUR	421	0	(12)
	02/2015			270		JPY	32,500	1	0

HUS	01/2015		AUD	1,365	$		1,141	26	0
	01/2015	$		758		AUD	918	0	(8)
	01/2015			1,156		CLP	673,493	0	(48)
	01/2015			2,221		SGD	2,914	0	(22)
	01/2015			2,065		TRY	4,794	0	(25)
	02/2015			1,667		CAD	1,891	0	(41)
	02/2015			3,333		EUR	2,674	0	(96)
	02/2015			90		INR	5,636	0	(2)
	02/2015			327		NOK	2,220	0	(29)
	02/2015			1,741		THB	57,056	0	(9)

JPM	01/2015		RUB	34,087	$		509	0	(53)
	01/2015	$		1,180		INR	74,151	0	(10)
	01/2015			532		RON	1,872	0	(27)
	02/2015			2,167		CHF	2,072	0	(81)
	02/2015			1,098		HKD	8,513	0	0
	02/2015			3,216		KRW	3,407,003	0	(109)
	02/2015			118		MXN	1,733	0	(1)
	02/2015			502		RUB	34,087	69	0
	02/2015			2,375		TWD	72,117	0	(95)
	04/2015			849		PEN	2,538	0	(13)

MSB	01/2015		RUB	62,182	$		891	0	(134)
	02/2015	$		221		GBP	142	0	0
	02/2015			10,682		JPY	1,244,899	0	(285)
	02/2015			2,178		MXN	30,792	0	(95)
	02/2015			878		RUB	62,182	164	0
	04/2015		DKK	67,755	$		11,076	59	0

RBC	02/2015	$		2,987		MXN	41,527	0	(178)

SCX	01/2015			504		IDR	6,216,374	0	(6)

SOG	01/2015		PLN	12,580	$		3,746	197	0

UAG	01/2015		BRL	430			185	23	0
	01/2015	$		286		AUD	348	0	(2)
	01/2015			162		BRL	430	0	0
	01/2015			1,040		INR	65,301	0	(9)
	01/2015			1,097		SGD	1,441	0	(10)
	02/2015		MYR	6,892	$		2,048	89	0
	02/2015	$		2,871		CNY	17,731	8	0

Total Forward Foreign Currency Contracts								$3,721	$(3,729)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC USD versus JPY	JPY	114.000	02/03/2015	$	2,100	$40	$104

DUB	Put - OTC USD versus BRL	BRL	2.410	02/19/2015		400	7	0

FBF	Call - OTC USD versus JPY	JPY	114.000	02/03/2015		2,000	39	99

							$86	$203

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.200%	02/18/2015	GBP	5,200	$24	$42
	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.200%	02/19/2015		5,400	25	44
	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	1.250%	09/30/2015	JPY	490,000	108	6

GST	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	09/01/2016	EUR	4,500	68	136

JPM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.210%	02/13/2015	GBP	11,900	52	99

								$277	$327

Total Purchased Options								$363	$530

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	500	$(1)	$(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		500	(1)	0

BRC	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.500%	03/18/2015		1,500	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.950%	03/18/2015		1,500	(2)	(2)

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		800	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		500	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		300	(1)	0

GST	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		400	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		400	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		500	(1)	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		400	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		400	(1)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		100	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		100	0	0

SOG	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		200	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		200	0	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		300	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		300	(1)	0

							$(14)	$(7)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/28/2019	$400	$(22)	$(6)

BPS	Call - OTC USD versus MXN	MXN	15.450	03/17/2015	1,900	(19)	(15)

CBK	Call - OTC USD versus JPY	JPY	116.000	02/03/2015	2,100	(25)	(73)
	Call - OTC USD versus JPY		118.000	02/03/2015	2,100	(16)	(46)

DUB	Call - OTC USD versus BRL	BRL	2.937	02/19/2015	400	(10)	(1)

FBF	Call - OTC USD versus JPY	JPY	116.000	02/03/2015	2,000	(25)	(70)
	Call - OTC USD versus JPY		118.000	02/03/2015	2,000	(16)	(44)
	Put - OTC USD versus JPY		80.000	02/28/2019	300	(16)	(4)

MSB	Call - OTC USD versus MXN	MXN	15.450	03/17/2015	2,200	(22)	(17)

						$(171)	$(276)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.940%	02/18/2015	GBP	10,400	$(24)	$(43)
	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.950%	02/19/2015		10,800	(25)	(46)
	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	09/21/2015	EUR	37,400	(19)	(52)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.310%	09/21/2015		37,400	(74)	(43)
	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	2.250%	09/30/2015	JPY	490,000	(38)	(1)

GLM	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350%	09/08/2015	EUR	7,100	(16)	(28)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	09/08/2015		7,100	(17)	(6)
	Call - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.650%	01/22/2015	GBP	1,600	(11)	(25)
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.000%	01/22/2015		1,600	(10)	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GST	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.493%	09/01/2016	EUR	1,800	$(68)	$(152)

JPM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.970%	02/13/2015	GBP	23,800	(52)	(110)

								$(354)	$(506)

Total Written Options								$(539)	$(789)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at Beginning of Period	$54,600	EUR	36,700	GBP	0	JPY	490,000	$(328)
Sales	19,800		155,000		55,200		0	(809)
Closing Buys	0		(24,700)		0		0	116
Expirations	(61,000)		(51,000)		(7,000)		0	435
Exercised	0		(16,300)		0		0	47

Balance at End of Period	$13,400	EUR	99,700	GBP	48,200	JPY	490,000	$(539)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.681%	$	300	$(13)	$5	$0	$(8)
	Brazil Government International Bond	1.000%	12/20/2019	1.937%		1,200	(33)	(18)	0	(51)
	Indonesia Government International Bond	1.000%	12/20/2019	1.516%		1,400	(27)	(7)	0	(34)
	South Africa Government International Bond	1.000%	03/20/2019	1.585%		300	(14)	7	0	(7)
	South Africa Government International Bond	1.000%	09/20/2019	1.759%		1,200	(33)	(7)	0	(40)

BPS	Indonesia Government International Bond	1.000%	12/20/2019	1.516%		2,200	(42)	(10)	0	(52)
	Petrobras International Finance Co.	1.000%	09/20/2019	4.418%		1,200	(62)	(103)	0	(165)
	South Africa Government International Bond	1.000%	03/20/2019	1.585%		600	(28)	14	0	(14)

BRC	Greece Government International Bond	1.000%	06/20/2016	16.554%		200	(11)	(26)	0	(37)
	Indonesia Government International Bond	1.000%	09/20/2019	1.434%		800	(10)	(5)	0	(15)
	Russia Government International Bond	1.000%	12/20/2015	5.114%		2,200	(71)	(14)	0	(85)
	South Africa Government International Bond	1.000%	12/20/2019	1.831%		3,700	(152)	10	0	(142)
	Tesco PLC	1.000%	12/20/2019	1.872%	EUR	100	(2)	(3)	0	(5)

CBK	South Africa Government International Bond	1.000%	03/20/2019	1.585%	$	400	(19)	9	0	(10)
	Tesco PLC	1.000%	12/20/2019	1.872%	EUR	100	0	(5)	0	(5)

DUB	Indonesia Government International Bond	1.000%	12/20/2019	1.516%	$	500	(10)	(2)	0	(12)

FBF	Export-Import Bank of China	1.000%	12/20/2016	0.512%		100	(10)	11	1	0

GST	Brazil Government International Bond	1.000%	12/20/2019	1.937%		1,500	(42)	(23)	0	(65)
	Greece Government International Bond	1.000%	09/20/2015	13.930%	EUR	200	(9)	(12)	0	(21)
	Greece Government International Bond	1.000%	12/20/2015	16.350%		500	(24)	(57)	0	(81)
	Greece Government International Bond	1.000%	12/20/2016	15.723%	$	200	(15)	(30)	0	(45)
	Indonesia Government International Bond	1.000%	12/20/2019	1.516%		900	(18)	(4)	0	(22)
	Russia Government International Bond	1.000%	03/20/2016	5.107%		200	(8)	(2)	0	(10)
	Tesco PLC	1.000%	12/20/2019	1.872%	EUR	600	(6)	(24)	0	(30)

HUS	Brazil Government International Bond	1.000%	09/20/2019	1.862%	$	1,200	(14)	(31)	0	(45)
	Brazil Government International Bond	1.000%	12/20/2019	1.937%		800	(22)	(12)	0	(34)

JPM	Indonesia Government International Bond	1.000%	09/20/2019	1.434%		400	(5)	(3)	0	(8)
	Russia Government International Bond	1.000%	12/20/2015	5.114%		1,600	(52)	(10)	0	(62)
	Russia Government International Bond	1.000%	03/20/2016	5.107%		500	(19)	(5)	0	(24)

MYC	Brazil Government International Bond	1.000%	03/20/2019	1.681%		2,000	(75)	21	0	(54)
	Export-Import Bank of China	1.000%	09/20/2016	0.493%		100	(3)	4	1	0
	Tesco PLC	1.000%	12/20/2019	1.872%	EUR	800	(10)	(29)	0	(39)

UAG	Export-Import Bank of China	1.000%	06/20/2016	0.467%	$	200	(4)	6	2	0

							$(863)	$(355)	$4	$(1,222)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
									Asset	Liability
CBK	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	EUR	600	$21	$(4)	$17	$0

GST	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019		300	10	(2)	8	0

							$31	$(6)	$25	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BRC	CDX.EM-15 5-Year Index	5.000%	06/20/2016	$ 2,350	$323	$(322)	$1	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	2,500	$	3,095	$1	$(64)	$0	$(63)

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		3,300		4,352	(254)	(95)	0	(349)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		1,963		2,589	(142)	(65)	0	(207)

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		4,700		5,790	1	(90)	0	(89)

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		5,200		6,444	6	(142)	0	(136)

								$(388)	$(456)	$0	$(844)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	12,200	$0	$(36)	$0	$(36)
	Receive	1-Year BRL-CDI	12.230%	01/04/2021		3,200	1	(13)	0	(12)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Pay	3-Month ZAR-JIBAR	7.500%	09/17/2019	ZAR	15,000	$(3)	$12	$9	$0

DUB	Receive	1-Year BRL-CDI	11.500%	01/04/2021	BRL	900	9	(4)	5	0
	Receive	1-Year BRL-CDI	12.230%	01/04/2021		2,600	3	(13)	0	(10)
	Pay	28-Day MXN-TIIE	5.610%	07/07/2021	MXN	3,150	1	(2)	0	(1)

UAG	Receive	1-Year BRL-CDI	12.230%	01/04/2021	BRL	1,000	1	(5)	0	(4)
	Pay	28-Day MXN-TIIE	5.010%	10/10/2019	MXN	3,600	(2)	(1)	0	(3)
	Pay	28-Day MXN-TIIE	5.630%	10/11/2021		5,300	2	(5)	0	(3)
	Pay	28-Day MXN-TIIE	5.715%	10/15/2021		19,900	0	(3)	0	(3)

							$12	$(70)	$14	$(72)

Total Swap Agreements							$(885)	$(1,209)	$44	$(2,138)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(h)	Securities with an aggregate market value of $2,930 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$0	$0	$0	$0	$(4)	$0	$0	$(4)	$(4)	$0	$(4)
BOA	10	0	0	10	(1,346)	(6)	(203)	(1,555)	(1,545)	1,079	(466)
BPS	516	0	0	516	(313)	(16)	(835)	(1,164)	(648)	0	(648)
BRC	718	0	10	728	(228)	(3)	(284)	(515)	213	0	213
CBK	1,716	104	17	1,837	(158)	(120)	(104)	(382)	1,455	(1,350)	105
DUB	96	92	5	193	(269)	(186)	(159)	(614)	(421)	316	(105)
FBF	0	99	1	100	(11)	(118)	0	(129)	(29)	0	(29)
GLM	30	0	0	30	(12)	(59)	0	(71)	(41)	0	(41)
GST	0	136	8	144	0	(153)	(274)	(427)	(283)	295	12
HUS	26	0	0	26	(280)	0	(79)	(359)	(333)	340	7
JPM	69	99	0	168	(389)	(111)	(94)	(594)	(426)	611	185
MSB	223	0	0	223	(514)	(17)	0	(531)	(308)	290	(18)
MYC	0	0	1	1	0	0	(93)	(93)	(92)	(23)	(115)
RBC	0	0	0	0	(178)	0	0	(178)	(178)	0	(178)
SCX	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
SOG	197	0	0	197	0	0	0	0	197	(260)	(63)
UAG	120	0	2	122	(21)	0	(13)	(34)	88	0	88

Total Over the Counter	$3,721	$530	$44	$4,295	$(3,729)	$(789)	$(2,138)	$(6,656)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4	$4
Swap Agreements	0	18	0	0	205	223

	$0	$18	$0	$0	$209	$227

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,721	$0	$3,721
Purchased Options	0	0	0	203	327	530
Swap Agreements	0	30	0	0	14	44

	$0	$30	$0	$3,924	$341	$4,295

	$0	$48	$0	$3,924	$550	$4,522

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$47	$47
Swap Agreements	0	1	0	0	87	88

	$0	$1	$0	$0	$134	$135

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,729	$0	$3,729
Written Options	0	7	0	276	506	789
Swap Agreements	0	1,222	0	844	72	2,138

	$0	$1,229	$0	$4,849	$578	$6,656

	$0	$1,230	$0	$4,849	$712	$6,791

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(15)	$(15)
Futures	0	0	0	0	1,533	1,533
Swap Agreements	0	(397)	0	0	(2,149)	(2,546)

	$0	$(397)	$0	$0	$(631)	$(1,028)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,474)	$0	$(1,474)
Purchased Options	0	0	0	(77)	(44)	(121)
Written Options	0	85	0	18	420	523
Swap Agreements	0	731	0	(1,552)	369	(452)

	$0	$816	$0	$(3,085)	$745	$(1,524)

	$0	$419	$0	$(3,085)	$114	$(2,552)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,010	$1,010
Swap Agreements	0	(4)	0	0	(454)	(458)

	$0	$(4)	$0	$0	$556	$552

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,557	$0	$1,557
Purchased Options	0	0	0	178	43	221
Written Options	0	8	0	(105)	(182)	(279)
Swap Agreements	0	(586)	0	(1,136)	261	(1,461)

	$0	$(578)	$0	$494	$122	$38

	$0	$(582)	$0	$494	$678	$590

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Australia
Sovereign Issues	$0	$996	$0	$996
Belgium
Corporate Bonds & Notes	0	2,025	0	2,025
Brazil
Corporate Bonds & Notes	0	1,754	0	1,754
Sovereign Issues	0	1,956	0	1,956
Canada
Sovereign Issues	0	8,765	0	8,765
Cayman Islands
Corporate Bonds & Notes	0	926	0	926
Denmark
Corporate Bonds & Notes	0	11,342	0	11,342
France
Corporate Bonds & Notes	0	6,435	0	6,435
Sovereign Issues	0	6,115	0	6,115
Germany
Corporate Bonds & Notes	0	1,002	0	1,002
Sovereign Issues	0	7,406	0	7,406
Greece
Corporate Bonds & Notes	0	893	0	893
Hong Kong
Corporate Bonds & Notes	0	1,244	0	1,244
India
Corporate Bonds & Notes	0	1,455	0	1,455
Indonesia
Sovereign Issues	0	1,682	0	1,682
Ireland
Asset-Backed Securities	0	693	0	693
Corporate Bonds & Notes	0	5,906	0	5,906
Mortgage-Backed Securities	0	479	0	479
Italy
Asset-Backed Securities	0	640	0	640
Corporate Bonds & Notes	0	778	0	778
Mortgage-Backed Securities	0	1,904	0	1,904
Sovereign Issues	0	10,320	0	10,320
Jersey, Channel Islands
Mortgage-Backed Securities	0	541	0	541
Luxembourg
Corporate Bonds & Notes	0	5,275	0	5,275
Malaysia
Sovereign Issues	0	620	0	620
Mexico
Corporate Bonds & Notes	0	992	0	992
Sovereign Issues	0	3,158	0	3,158
Netherlands
Asset-Backed Securities	0	1,092	0	1,092
Corporate Bonds & Notes	0	7,734	0	7,734
Norway
Corporate Bonds & Notes	0	199	0	199
Poland
Sovereign Issues	0	6,252	0	6,252
Portugal
Corporate Bonds & Notes	0	356	0	356

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Russia
Corporate Bonds & Notes	$0	$183	$0	$183
Slovenia
Sovereign Issues	0	7,088	0	7,088
South Africa
Sovereign Issues	0	576	0	576
South Korea
Sovereign Issues	0	1,981	0	1,981
Spain
Asset-Backed Securities	0	891	0	891
Corporate Bonds & Notes	0	3,709	0	3,709
Sovereign Issues	0	10,818	0	10,818
Sweden
Corporate Bonds & Notes	0	398	0	398
Switzerland
Corporate Bonds & Notes	0	1,344	0	1,344
United Kingdom
Bank Loan Obligations	0	1,469	0	1,469
Corporate Bonds & Notes	0	9,730	0	9,730
Mortgage-Backed Securities	0	8,050	0	8,050
Sovereign Issues	0	9,046	0	9,046
United States
Asset-Backed Securities	0	6,640	0	6,640
Bank Loan Obligations	0	511	0	511
Corporate Bonds & Notes	0	5,214	0	5,214
Mortgage-Backed Securities	0	3,404	0	3,404
U.S. Government Agencies	0	6,269	0	6,269
U.S. Treasury Obligations	0	18,904	0	18,904
Virgin Islands (British)
Corporate Bonds & Notes	0	199	0	199
Short-Term Instruments
Certificates of Deposit	0	2,906	0	2,906
Repurchase Agreements	0	588	0	588
	$0	$200,853	$0	$200,853

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$22,428	$0	$0	$22,428

Total Investments	$22,428	$200,853	$0	$223,281

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	4	223	0	227
Over the counter	0	4,295	0	4,295
	$4	$4,518	$0	$4,522

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(47)	(88)	0	(135)
Over the counter	0	(6,656)	0	(6,656)
	$(47)	$(6,744)	$0	$(6,791)

Totals	$22,385	$198,627	$0	$221,012

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Advantage® Strategy Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers one class of shares: Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the

NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation

ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements (Cont.)

method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the

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Notes to Financial Statements (Cont.)

terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2014, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at December 31, 2014 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and

others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$12,048	$135,019	$(147,050)	$0	$1	$18	$19	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$0	$40,339	$(17,800)	$(11)	$(118)	$22,410	$140	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of

30	PIMCO VARIABLE INSURANCE TRUST

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the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to

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Notes to Financial Statements (Cont.)

one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of

32	PIMCO VARIABLE INSURANCE TRUST

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the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

ANNUAL REPORT	DECEMBER 31, 2014	33

Notes to Financial Statements (Cont.)

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

ANNUAL REPORT	DECEMBER 31, 2014	35

Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset

Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for the Administrative Class is charged at an annual rate of 0.40%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the

Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$59,947	$53,910	$255,613	$243,115

ANNUAL REPORT	DECEMBER 31, 2014	37

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	3,022	$29,930	5,705	$56,675
Issued as reinvestment of distributions
Administrative Class	452	4,483	404	4,003
Cost of shares redeemed
Administrative Class	(4,517)	(44,961)	(1,438)	(14,056)
Net increase (decrease) resulting from Portfolio share transactions	(1,043)	$(10,548)	4,671	$46,622

As of December 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 86% of the Portfolio. One shareholder is a related party and comprises 39% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$—	$(8,793)	$(922)	$—	$(453)	$(1,344)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and Treasury Inflation-Protected Securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$231,006	$3,034	$(10,759)	$(7,725)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and Treasury Inflation-Protected Securities.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$2,889	$1,594	$—
12/31/2013	$2,765	$1,238	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Global Advantage® Strategy Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Global Advantage® Strategy Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

40	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PLN	Polish Zloty
BRL	Brazilian Real	IDR	Indonesian Rupiah	RON	Romanian New Leu
CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand
GBP	British Pound	PHP	Philippine Peso

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
BBSW	Bank Bill Swap Reference Rate	JIBAR	Johannesburg Interbank Agreed Rate

ANNUAL REPORT	DECEMBER 31, 2014	41

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	43

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

44	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT24AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Global Bond Portfolio (Unhedged)

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be

4	PIMCO VARIABLE INSURANCE TRUST

prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

United States	34.4%
Short-Term Instruments	12.7%
Italy	11.8%
Spain	7.9%
Brazil	7.5%
Other	25.7%
†	% of Investments, at value as of 12/31/14

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	10 Years	Class Inception (01/10/2002)
PIMCO Global Bond Portfolio (Unhedged) Administrative Class	2.27%	3.75%	4.09%	6.54%
JPMorgan GBI Global FX NY Index Unhedged in USD±	0.79%	2.11%	3.36%	5.84%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.93% for Administrative Class shares.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$963.50	$1,020.73
Expenses Paid During Period†	$4.53	$4.66
Net Annualized Expense Ratio	0.91%	0.91%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, and may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro), or U.S. dollar.

»	Positions in non-Agency mortgage-backed securities contributed to performance as spreads on these securities tightened over the reporting period.

»	An overweight to the long-end of the Japanese yield curve contributed to performance as Japanese sovereign yields declined over the reporting period.

»

An overweight to duration (or sensitivity to changes in market interest rates) in Italy and Spain during most of the reporting period contributed to relative performance as European sovereign peripheral spreads tightened over this period.

»	Exposure to Brazilian local bonds and an overweight to Mexican local duration during most of the reporting period contributed to performance as yields declined over this period.

»	An underweight to the Japanese yen and the euro during most of the reporting period contributed to performance as these currencies depreciated versus the U.S. dollar over this period.

»	An underweight to core European duration detracted from performance as German bund yields declined over the reporting period.

»	An underweight to duration in the U.K. detracted from performance as U.K. gilt yields declined over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year	$12.34	$13.72	$13.83	$13.49	$12.72
Net investment income (a)	0.33	0.35	0.43	0.49	0.45
Net realized/unrealized gain (loss)	(0.05)	(1.50)	0.52	0.52	1.01
Net increase (decrease) from investment operations	0.28	(1.15)	0.95	1.01	1.46
Dividends from net investment income	(0.30)	(0.14)	(0.23)	(0.36)	(0.36)
Distributions from net realized capital gains	(0.36)	(0.09)	(0.83)	(0.31)	(0.33)
Tax basis return of capital	(0.01)	0.00	0.00	0.00	0.00
Total distributions	(0.67)	(0.23)	(1.06)	(0.67)	(0.69)
Net asset value end of year	$11.95	$12.34	$13.72	$13.83	$13.49
Total return	2.27%	(8.48)%	6.94%	7.56%	11.64%
Net assets end of year (000s)	$257,588	$281,002	$456,831	$435,246	$479,848
Ratio of expenses to average net assets	0.91%	0.93%	0.91%	0.90%	0.91%
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	2.60%	2.72%	2.99%	3.49%	3.37%
Portfolio turnover rate	496%	335%	362%	506%	849%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$318,250
Financial Derivative Instruments
Exchange-traded or centrally cleared	404
Over the counter	15,226
Cash	15
Deposits with counterparty	1,404
Foreign currency, at value	1,426
Receivable for investments sold	95,759
Receivable for Portfolio shares sold	712
Interest and dividends receivable	3,153
436,349

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$54,020
Financial Derivative Instruments
Exchange-traded or centrally cleared	137
Over the counter	13,390
Payable for investments purchased	59,919
Deposits from counterparty	5,960
Payable for Portfolio shares redeemed	266
Accrued investment advisory fees	67
Accrued supervisory and administrative fees	133
Accrued distribution fees	8
Accrued servicing fees	34
Other liabilities	3
133,937

Net Assets	$302,412

Net Assets Consist of:
Paid in capital	$306,452
(Overdistributed) net investment income	(8,084)
Accumulated net realized (loss)	(1,718)
Net unrealized appreciation	5,762
$302,412

Net Assets:
Institutional Class	$6,757
Administrative Class	257,588
Advisor Class	38,067

Shares Issued and Outstanding:
Institutional Class	566
Administrative Class	21,562
Advisor Class	3,186

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.95
Administrative Class	11.95
Advisor Class	11.95

Cost of Investments in securities	$319,965
Cost of Foreign Currency Held	$1,428
Proceeds Received on Short Sales	$53,975
Cost or Premiums of Financial Derivative Instruments, net	$(1,552)

* Includes repurchase agreements of:	$23,223

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$11,327
Dividends	11
Total Income	11,338

Expenses:
Investment advisory fees	807
Supervisory and administrative fees	1,614
Servicing fees - Administrative Class	416
Distribution and/or servicing fees - Advisor Class	97
Trustee fees	4
Interest expense	18
Total Expenses	2,956

Net Investment Income	8,382

Net Realized Gain (Loss):
Investments in securities	(730)
Exchange-traded or centrally cleared financial derivative instruments	(5,462)
Over the counter financial derivative instruments	(5,099)
Foreign currency	2,408
Net Realized (Loss)	(8,883)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(5,877)
Exchange-traded or centrally cleared financial derivative instruments	7,125
Over the counter financial derivative instruments	5,502
Foreign currency assets and liabilities	1,107
Net Change in Unrealized Appreciation	7,857
Net (Loss)	(1,026)

Net Increase in Net Assets Resulting from Operations	$7,356

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$8,382	$11,820
Net realized (loss)	(8,883)	(18,176)
Net change in unrealized appreciation (depreciation)	7,857	(32,810)
Net increase (decrease) resulting from operations	7,356	(39,166)

Distributions to Shareholders:
From net investment income
Institutional Class	(167)	(76)
Administrative Class	(6,573)	(4,338)
Advisor Class	(888)	(352)
From net realized capital gains
Institutional Class	(204)	(42)
Administrative Class	(7,640)	(1,983)
Advisor Class	(1,131)	(257)
Tax basis return of capital
Institutional Class	(6)	0
Administrative Class	(263)	0
Advisor Class	(37)	0

Total Distributions	(16,909)	(7,048)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(11,753)	(132,815)

Total (decrease) in Net Assets	(21,306)	(179,029)

Net Assets:
Beginning of year	323,718	502,747
End of year*	$302,412	$323,718

* Including (overdistributed) net investment income of:	$(8,084)	$(973)

**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged)

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.2%

AUSTRALIA 0.5%

MORTGAGE-BACKED SECURITIES 0.1%
Puma Finance Pty. Ltd.
0.371% due 02/21/2038		$102	$101
3.055% due 08/22/2037	AUD	142	116
Torrens Trust
3.062% due 10/19/2038		159	130

			347

SOVEREIGN ISSUES 0.4%
New South Wales Treasury Corp.
4.000% due 05/20/2026		600	524
Queensland Treasury Corp.
4.250% due 07/21/2023		800	714

			1,238

Total Australia (Cost $1,719)			1,585

BERMUDA 1.0%

BANK LOAN OBLIGATIONS 1.0%
Rise Ltd.
4.750% due 01/31/2021 (e)		$3,128	3,159

Total Bermuda (Cost $3,150)			3,159

BRAZIL 7.9%

CORPORATE BONDS & NOTES 1.2%
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$200	204
4.500% due 04/06/2015		1,100	1,109
Banco Votorantim S.A.
5.250% due 02/11/2016		100	102
CSN Islands Corp.
6.875% due 09/21/2019		200	187
Petrobras Global Finance BV
3.123% due 03/17/2020		1,100	996
4.875% due 03/17/2020		1,000	938

			3,536

SOVEREIGN ISSUES 6.7%
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	33,000	11,715
0.000% due 10/01/2015		10,800	3,712
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		1,600	545
10.000% due 01/01/2025		13,400	4,415

			20,387

Total Brazil (Cost $27,565)			23,923

CANADA 0.8%

SOVEREIGN ISSUES 0.8%
Province of Ontario
3.450% due 06/02/2045	CAD	400	356
3.500% due 06/02/2024		2,200	2,035

Total Canada (Cost $2,488)			2,391

CAYMAN ISLANDS 0.6%

ASSET-BACKED SECURITIES 0.6%
Gallatin CLO Ltd.
1.501% due 07/15/2023		$800	799

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Golden Knight CDO Ltd.
0.471% due 04/15/2019		$295	$294
Octagon Investment Partners Ltd.
1.502% due 05/05/2023		800	797

Total Cayman Islands (Cost $1,893)			1,890

FRANCE 4.6%

SOVEREIGN ISSUES 4.6%
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$1,700	1,820
France Government Bond
1.750% due 11/25/2024	EUR	2,200	2,897
3.250% due 05/25/2045		800	1,270
4.500% due 04/25/2041		4,100	7,780

Total France (Cost $12,926)			13,767

GERMANY 2.4%

CORPORATE BONDS & NOTES 1.6%
FMS Wertmanagement AoeR
2.750% due 06/03/2016	EUR	3,600	4,527
Landwirtschaftliche Rentenbank
5.375% due 04/23/2024	NZD	500	417

			4,944

SOVEREIGN ISSUES 0.8%
Free State of Bavaria
3.500% due 01/27/2016	EUR	749	940
State of Berlin
3.000% due 03/29/2016		1,100	1,381

			2,321

Total Germany (Cost $7,711)			7,265

GREECE 0.3%

CORPORATE BONDS & NOTES 0.1%
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	300	372

SOVEREIGN ISSUES 0.2%
Republic of Greece Government Bond
5.000% due 08/22/2016	JPY	90,000	658

Total Greece (Cost $1,236)			1,030

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$350	362

Total Guernsey, Channel Islands (Cost $350)			362

IRELAND 0.8%

CORPORATE BONDS & NOTES 0.8%
Depfa ACS Bank
3.875% due 11/14/2016	EUR	200	259
4.375% due 01/15/2015		900	1,090
German Postal Pensions Securitisation PLC
4.250% due 01/18/2017		700	918

Total Ireland (Cost $2,466)			2,267

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ITALY 12.4%

ASSET-BACKED SECURITIES 0.0%
Locat Securitisation Vehicle SRL
0.243% due 12/12/2028	EUR	26	$31

CORPORATE BONDS & NOTES 0.7%
Banca Carige SpA
3.875% due 10/24/2018		1,200	1,599
Banco Popolare SC
3.500% due 03/14/2019		400	505

			2,104

MORTGAGE-BACKED SECURITIES 0.4%
Claris ABS
0.538% due 10/31/2060		1,056	1,266

SOVEREIGN ISSUES 11.3%
Italy Buoni Poliennali Del Tesoro
3.750% due 09/01/2024		8,200	11,582
4.500% due 05/01/2023		3,200	4,722
4.500% due 03/01/2024		500	745
4.750% due 08/01/2023		6,100	9,175
4.750% due 09/01/2044		2,100	3,294
5.500% due 09/01/2022		700	1,088
5.500% due 11/01/2022		2,200	3,425

			34,031

Total Italy (Cost $37,985)			37,432

MEXICO 1.2%

CORPORATE BONDS & NOTES 0.8%
America Movil S.A.B. de C.V.
3.625% due 03/30/2015		$1,500	1,510
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		800	812

			2,322

SOVEREIGN ISSUES 0.4%
Mexico Government International Bond
7.500% due 06/03/2027	MXN	15,700	1,190
10.000% due 12/05/2024		450	40

			1,230

Total Mexico (Cost $3,731)			3,552

NETHERLANDS 1.3%

CORPORATE BONDS & NOTES 1.3%
GMAC International Finance BV
7.500% due 04/21/2015	EUR	900	1,107
Schaeffler Holding Finance BV (6.875% Cash or 6.875% PIK)
6.875% due 08/15/2018 (a)		2,100	2,649
Waha Aerospace BV
3.925% due 07/28/2020		$300	315

Total Netherlands (Cost $4,555)			4,071

NORWAY 0.7%

CORPORATE BONDS & NOTES 0.7%
Eksportfinans ASA
2.000% due 09/15/2015		$800	802
2.375% due 05/25/2016		200	201
5.500% due 05/25/2016		500	524

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 06/26/2017		$600	$641

Total Norway (Cost $2,084)			2,168

POLAND 2.6%

SOVEREIGN ISSUES 2.6%
Poland Government International Bond
3.250% due 07/25/2025	PLN	20,600	6,222
4.000% due 10/25/2023		5,600	1,782

Total Poland (Cost $8,319)			8,004

PORTUGAL 0.2%

CORPORATE BONDS & NOTES 0.2%
Novo Banco S.A.
5.000% due 05/14/2019	EUR	600	717

Total Portugal (Cost $779)			717

QATAR 1.3%

CORPORATE BONDS & NOTES 0.5%
Qatari Diar Finance Co.
3.500% due 07/21/2015		$1,600	1,616

SOVEREIGN ISSUES 0.8%
Qatar Government International Bond
4.000% due 01/20/2015		2,400	2,406

Total Qatar (Cost $4,006)			4,022

SLOVENIA 2.1%

SOVEREIGN ISSUES 2.1%
Slovenia Government International Bond
4.125% due 01/26/2020	EUR	4,600	6,321

Total Slovenia (Cost $6,406)			6,321

SOUTH KOREA 1.2%

SOVEREIGN ISSUES 1.2%
Export-Import Bank of Korea
4.125% due 09/09/2015		$500	511
5.875% due 01/14/2015		1,900	1,902
6.460% due 02/27/2017	MXN	5,000	347
Republic of Korea
7.125% due 04/16/2019		$700	847

Total South Korea (Cost $3,575)			3,607

SPAIN 8.3%

CORPORATE BONDS & NOTES 0.8%
BPE Financiaciones S.A.
2.875% due 05/19/2016	EUR	100	124
Pitch1
5.125% due 07/20/2022		1,500	2,331

			2,455

SOVEREIGN ISSUES 7.5%
Autonomous Community of Catalonia
4.950% due 02/11/2020		1,000	1,347
Spain Government International Bond
2.750% due 10/31/2024		5,700	7,611
3.800% due 04/30/2024		1,100	1,593
4.800% due 01/31/2024		300	465

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.400% due 01/31/2023	EUR	7,300	$11,561

			22,577

Total Spain (Cost $25,611)			25,032

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%
European Investment Bank
0.500% due 07/21/2023	AUD	600	371

Total Supranational (Cost $403)			371

UNITED ARAB EMIRATES 0.6%

SOVEREIGN ISSUES 0.6%
Emirate of Abu Dhabi Government International Bond
6.750% due 04/08/2019		$1,400	1,687

Total United Arab Emirates (Cost $1,482)			1,687

UNITED KINGDOM 4.5%

CORPORATE BONDS & NOTES 0.5%
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	400	475
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	600	1,156

			1,631

SOVEREIGN ISSUES 4.0%
United Kingdom Gilt
2.750% due 09/07/2024		300	509
3.250% due 01/22/2044		3,300	5,931
3.500% due 01/22/2045		1,500	2,823
4.250% due 12/07/2040		1,300	2,719

			11,982

Total United Kingdom (Cost $13,009)			13,613

UNITED STATES 36.3%

ASSET-BACKED SECURITIES 2.7%
Amortizing Residential Collateral Trust
0.750% due 07/25/2032		$1	1
0.870% due 10/25/2031		2	1
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031		1,574	1,761
Countrywide Asset-Backed Certificates
0.570% due 08/25/2034		154	143
Countrywide Asset-Backed Certificates Trust
0.620% due 04/25/2036		1,000	863
Credit Suisse First Boston Mortgage Securities Corp.
0.775% due 01/25/2032		1	1
Credit-Based Asset Servicing and Securitization LLC
0.215% due 11/25/2036		24	14
EMC Mortgage Loan Trust
0.620% due 05/25/2043		377	360
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^		177	97
JPMorgan Mortgage Acquisition Trust
0.450% due 03/25/2047		1,632	896
Morgan Stanley ABS Capital, Inc. Trust
0.280% due 03/25/2037		1,312	745
0.420% due 08/25/2036		3,233	2,089
0.970% due 07/25/2037		1,004	976
SACO, Inc.
0.570% due 04/25/2035		9	8

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Securitized Asset-Backed Receivables LLC Trust
0.220% due 12/25/2036	$9	$5
SLC Student Loan Trust
0.691% due 06/15/2017	2	2
SLM Student Loan Trust
0.441% due 12/17/2018	19	19
Structured Asset Securities Corp. Mortgage Loan Trust
1.656% due 04/25/2035	19	19
Washington Mutual Asset-Backed Certificates Trust
0.215% due 10/25/2036	49	25

		8,025

BANK LOAN OBLIGATIONS 0.8%
H.J. Heinz Co.
3.500% due 06/05/2020	1,539	1,533
HCA, Inc.
2.669% due 05/02/2016	813	810

		2,343

CORPORATE BONDS & NOTES 3.9%
Ally Financial, Inc.
4.625% due 06/26/2015	200	202
Bank of America Corp.
5.750% due 12/01/2017	200	221
7.625% due 06/01/2019	1,400	1,694
Bank of America N.A.
0.541% due 06/15/2017	1,300	1,282
Bear Stearns Cos. LLC
7.250% due 02/01/2018	1,000	1,153
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017	520	561
Continental Airlines Pass-Through Trust
9.000% due 01/08/2018	746	821
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020	100	113
International Lease Finance Corp.
5.750% due 05/15/2016	500	520
8.625% due 09/15/2015	900	940
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	1,000	1,111
Kraft Foods Group, Inc.
6.125% due 08/23/2018	500	572
Lehman Brothers Holdings, Inc.
1.000% due 05/02/2018 ^	800	120
Mohawk Industries, Inc.
6.125% due 01/15/2016	778	815
Penske Truck Leasing Co.
LP 3.125% due 05/11/2015	800	806
Southwestern Energy Co.
4.100% due 03/15/2022	300	295
7.500% due 02/01/2018	100	113
UAL Pass-Through Trust
10.400% due 05/01/2018	447	498

		11,837

MORTGAGE-BACKED SECURITIES 8.8%
Adjustable Rate Mortgage Trust
2.758% due 09/25/2035	27	24
American Home Mortgage Assets Trust
0.360% due 05/25/2046 ^	371	269
0.380% due 10/25/2046	478	325
Banc of America Funding Trust
2.640% due 02/20/2036	412	410
2.921% due 10/20/2046 ^	154	117
5.500% due 01/25/2036	570	593

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BCAP LLC Trust
0.340% due 01/25/2037 ^	$347	$278
5.250% due 04/26/2037	1,801	1,701
Bear Stearns Adjustable Rate Mortgage Trust
2.190% due 08/25/2035	113	114
2.468% due 10/25/2033	16	16
2.475% due 08/25/2033	18	18
2.482% due 05/25/2034	15	14
2.515% due 03/25/2035	36	37
2.647% due 05/25/2034	52	50
2.955% due 05/25/2047 ^	458	395
3.013% due 11/25/2034	12	12
Bear Stearns ALT-A Trust
2.612% due 09/25/2035	176	151
2.667% due 11/25/2035 ^	209	165
2.677% due 08/25/2036 ^	259	190
Bear Stearns Structured Products, Inc.
2.337% due 12/26/2046	145	113
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.350% due 07/25/2036	96	85
Citigroup Commercial Mortgage Trust
0.911% due 06/15/2033	1,600	1,604
5.710% due 12/10/2049	400	402
Citigroup Mortgage Loan Trust, Inc.
2.280% due 09/25/2035	59	59
2.500% due 10/25/2035	1,449	1,441
Countrywide Alternative Loan Trust
0.340% due 01/25/2037 ^	618	585
0.345% due 02/20/2047	309	231
0.360% due 12/20/2046	613	469
0.375% due 03/20/2046	181	144
0.375% due 07/20/2046 ^	388	271
0.450% due 02/25/2037	234	185
0.520% due 05/25/2037 ^	98	62
1.613% due 11/25/2035	45	38
2.153% due 11/25/2035	46	39
5.250% due 06/25/2035 ^	34	31
5.299% due 11/25/2035 ^	375	305
6.000% due 04/25/2037 ^	84	63
6.000% due 02/25/2047	865	746
6.250% due 08/25/2037 ^	44	37
6.500% due 06/25/2036 ^	222	180
Countrywide Home Loan Mortgage Pass-Through Trust
0.400% due 05/25/2035	102	87
0.460% due 04/25/2035	31	25
0.490% due 03/25/2035	130	105
0.500% due 02/25/2035	11	10
0.770% due 03/25/2035	594	537
0.930% due 09/25/2034	12	11
2.330% due 02/20/2036	559	480
2.418% due 11/25/2034	28	27
2.522% due 11/19/2033	24	24
2.589% due 08/25/2034	9	8
2.629% due 05/25/2047	159	125
5.500% due 10/25/2035	159	154
Credit Suisse First Boston Mortgage Securities Corp.
2.472% due 08/25/2033	26	26
6.500% due 04/25/2033	1	1
Credit Suisse Mortgage Capital Certificates
6.500% due 07/26/2036	152	87
Deutsche ALT-B Securities, Inc.
5.886% due 10/25/2036 ^	436	363
First Horizon Mortgage Pass-Through Trust
6.250% due 08/25/2017	2	2
Greenpoint Mortgage Funding Trust
0.440% due 11/25/2045	12	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSR Mortgage Loan Trust
1.890% due 03/25/2033	$13	$13
2.216% due 06/25/2034	7	7
2.669% due 09/25/2035	337	339
HarborView Mortgage Loan Trust
0.904% due 02/19/2034	1	1
0.963% due 12/19/2036 ^	189	156
2.483% due 05/19/2033	29	29
IndyMac Mortgage Loan Trust
4.533% due 09/25/2035	339	295
JPMorgan Mortgage Trust
1.990% due 11/25/2033	15	15
2.576% due 07/25/2035	162	165
2.581% due 07/25/2035	188	188
2.636% due 02/25/2035	13	13
2.695% due 01/25/2037	407	375
Luminent Mortgage Trust
0.410% due 04/25/2036	679	453
MASTR Adjustable Rate Mortgages Trust
2.420% due 05/25/2034	917	898
MASTR Alternative Loan Trust
0.570% due 03/25/2036	57	16
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.601% due 12/15/2030	10	10
Merrill Lynch Mortgage Investors Trust
0.380% due 02/25/2036	153	142
0.420% due 08/25/2036	21	20
2.221% due 02/25/2033	19	18
2.475% due 02/25/2036	100	94
Merrill Lynch Mortgage-Backed Securities Trust
2.797% due 04/25/2037 ^	14	12
Nomura Asset Acceptance Corp.
2.655% due 10/25/2035	28	25
Residential Accredit Loans, Inc. Trust
0.320% due 02/25/2047	185	107
0.350% due 06/25/2046	493	224
0.380% due 04/25/2046	210	107
6.000% due 12/25/2036 ^	678	559
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035 ^	206	194
RiverView HECM Trust
0.230% due 07/25/2047	1,378	1,307
Structured Adjustable Rate Mortgage Loan Trust
2.467% due 04/25/2034	48	48
2.523% due 09/25/2034	44	43
2.573% due 02/25/2034	19	19
Structured Asset Mortgage Investments Trust
0.360% due 07/25/2046	587	473
0.380% due 05/25/2046	125	94
0.390% due 05/25/2036	599	448
0.390% due 09/25/2047	595	476
0.414% due 07/19/2035	347	334
0.450% due 02/25/2036	690	558
0.744% due 07/19/2034	5	5
0.864% due 03/19/2034	9	9
Suntrust Alternative Loan Trust
0.820% due 12/25/2035 ^	1,467	1,143
WaMu Mortgage Pass-Through Certificates Trust
0.440% due 12/25/2045	68	65
0.480% due 01/25/2045	10	10
0.490% due 01/25/2045	10	10
0.813% due 02/25/2047	522	427
1.513% due 08/25/2042	7	6
1.822% due 01/25/2037 ^	41	35
2.017% due 12/25/2036 ^	8	7
2.163% due 07/25/2046	237	215

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.195% due 12/25/2036 ^	$61	$55
2.402% due 02/25/2033	145	144
2.407% due 06/25/2037	102	91
2.419% due 03/25/2034	43	44
2.443% due 06/25/2033	14	14
Washington Mutual Mortgage Pass-Through Certificates Trust
1.053% due 07/25/2046 ^	78	46
6.000% due 06/25/2037 ^	1,501	1,319
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037	626	571
Wells Fargo Mortgage-Backed Securities Trust
2.607% due 04/25/2036	26	26

		26,567

MUNICIPAL BONDS & NOTES 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,210	1,902

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp. CPI Linked Security
3.658% due 03/15/2017	500	13
3.708% due 01/16/2018	3,100	75

		88

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 7.5%
Fannie Mae
0.290% due 03/25/2034	$10	10
0.320% due 08/25/2034	7	7
0.507% due 01/25/2017	1,176	1,177
1.777% due 10/01/2034	3	3
2.002% due 12/01/2034	8	9
2.485% due 11/01/2034	61	66
3.000% due 08/01/2042 - 08/01/2043	351	355
3.500% due 01/01/2030	19,000	20,069
5.500% due 05/01/2047	27	29
6.000% due 07/25/2044	32	36
Freddie Mac
0.450% due 09/25/2031	28	26
1.315% due 10/25/2044	59	60
2.366% due 02/01/2029	6	6
2.399% due 04/01/2037	68	72
6.000% due 04/15/2036	626	703
Ginnie Mae
1.625% due 11/20/2024	2	2
6.000% due 09/20/2038	27	29

		22,659

U.S. TREASURY OBLIGATIONS 12.0%
U.S. Treasury Bonds
3.625% due 02/15/2044	3,700	4,359
5.250% due 02/15/2029	400	538
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2024	2,100	2,027
1.750% due 01/15/2028	2,267	2,573
2.000% due 01/15/2026	1,447	1,662
2.375% due 01/15/2025	504	593
2.500% due 01/15/2029	1,648	2,052
3.875% due 04/15/2029	376	539

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Notes
1.750% due 05/15/2023 (j)	$100	$97
2.125% due 01/31/2021 (h)(j)	8,900	9,030
2.375% due 12/31/2020 (h)(j)	12,100	12,457
2.500% due 05/15/2024 (h)(j)	200	206

		36,133

Total United States (Cost $104,882)		109,554

VIRGIN ISLANDS (BRITISH) 0.0%

CORPORATE BONDS & NOTES 0.0%
GTL Trade Finance, Inc.
7.250% due 10/20/2017	$100	109

Total Virgin Islands (British) (Cost $105)		109

SHORT-TERM INSTRUMENTS 13.4%

CERTIFICATES OF DEPOSIT 0.6%
Intesa Sanpaolo SpA
1.610% due 04/11/2016	$1,700	1,704

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (f) 7.7%
			$23,223

SHORT-TERM NOTES 1.9%
Fannie Mae
0.071% due 04/27/2015		$2,500	2,499
Freddie Mac
0.071% due 04/09/2015 -04/10/2015		3,200	3,200

			5,699

MEXICO TREASURY BILLS 2.9%
3.592% due 02/05/2015 - 04/01/2015 (b)	MXN	129,100	8,720

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.3%
0.037% due 01/02/2015 - 02/26/2015 (b)(h)(j)	$1,005	$1,005

Total Short-Term Instruments (Cost $41,529)		40,351

Total Investments in Securities (Cost $319,965)		318,250

Total Investments 105.2% (Cost $319,965)		$318,250

Financial Derivative Instruments (g)(i) 0.7% (Cost or Premiums, net $(1,552))		2,103

Other Assets and Liabilities, net (5.9%)		(17,941)

Net Assets 100.0%		$302,412

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	01/31/2021	02/11/2014	$3,150	$3,159	1.04%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.150%	12/31/2014	01/02/2015	$22,900	U.S. Treasury Bonds 3.625% due 02/15/2044	$(23,685)	$22,900	$22,900
SSB	0.000%	12/31/2014	01/02/2015	323	Fannie Mae 2.260% due 10/17/2022	(331)	323	323

Total Repurchase Agreements						$(24,016)	$23,223	$23,223

(1)	Includes accrued interest.

As of December 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended December 31, 2014 was $4,957 at a weighted average interest rate of 0.264%.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	01/01/2045	$500	$(518)	$(521)
Fannie Mae	3.500%	02/01/2045	2,000	(2,074)	(2,078)
Fannie Mae	4.500%	01/01/2045	24,700	(26,756)	(26,810)
Fannie Mae	5.500%	01/01/2045	22,000	(24,627)	(24,611)

Total Short Sales				$(53,975)	$(54,020)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$22,900	$0	$0	$0	$22,900	$(23,685)	$(785)
SSB	323	0	0	0	323	(331)	(8)

Total Borrowings and Other Financing Transactions	$23,223	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond March Futures	Long	03/2015	41	$52	$37	$0
Call Options Strike @ EUR 152.500 on Euro-Bund 10-Year Bond March Futures	Long	02/2015	46	124	2	0
Call Options Strike @ EUR 153.500 on Euro-Bund 10-Year Bond March Futures	Short	02/2015	46	(100)	0	(1)
Call Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond March Futures	Short	02/2015	46	(62)	0	0
Canada Government 10-Year Bond March Futures	Short	03/2015	76	13	0	(40)
Euro-Bund 10-Year Bond March Futures	Long	03/2015	110	225	7	0
Euro-Buxl 30-Year Bond March Futures	Long	03/2015	1	1	0	0
U.S. Treasury 10-Year Note March Futures	Long	03/2015	37	6	8	0
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	24	94	7	0
U.S. Treasury Ultra Long-Term Bond March Futures	Long	03/2015	1	7	0	0
United Kingdom Long Gilt March Futures	Long	03/2015	24	124	22	0

Total Futures Contracts				$482	$83	$(41)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
CDX.IG-22 5-Year Index	(1.000%	)	06/20/2019	$	1,700	$(31)	$2	$0	$0
iTraxx Europe Senior 22 5-Year Index	(1.000%	)	12/20/2019	EUR	23,250	(455)	(101)	50	0

						$(486)	$(99)	$50	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-22 5-Year Index	1.000%	06/20/2019	$1,700	$31	$6	$0	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month PLN-WIBOR	2.250%	03/18/2025	PLN	700	$0	$2	$0	$0
Pay	3-Month PLN-WIBOR	2.250%	06/17/2025		700	0	2	0	0
Receive	3-Month USD-LIBOR	0.800%	09/25/2017	$	35,300	497	(9)	1	0
Pay	3-Month USD-LIBOR	3.000%	12/17/2024		600	40	2	1	0
Pay	3-Month USD-LIBOR	2.750%	06/17/2025		3,600	107	9	4	0
Pay	3-Month USD-LIBOR	3.500%	12/17/2034		4,400	630	252	7	0
Pay	3-Month USD-LIBOR	3.500%	12/17/2044		5,400	933	446	8	0
Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	5,700	270	271	21	0
Pay	6-Month AUD-BBR-BBSW	3.250%	12/17/2019		7,800	171	142	33	0
Pay	6-Month EUR-EURIBOR	0.500%	03/18/2020	EUR	12,000	85	159	2	0
Pay	6-Month EUR-EURIBOR	3.250%	09/21/2021		3,800	602	547	1	0
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2023		16,100	1,523	1,643	10	0
Receive	6-Month EUR-EURIBOR	1.250%	03/18/2025		17,400	(836)	(986)	0	(23)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		10,000	(1,612)	(1,402)	0	(39)
Receive	6-Month GBP-LIBOR	1.750%	12/17/2016	GBP	20,800	(365)	(431)	0	(8)
Receive	6-Month GBP-LIBOR	1.500%	12/17/2016		11,200	(203)	(143)	0	(5)
Receive	6-Month GBP-LIBOR	1.500%	03/18/2017		1,300	(20)	(23)	0	(1)
Receive	6-Month GBP-LIBOR	2.250%	12/17/2019		4,700	(291)	(279)	0	(12)
Pay	6-Month GBP-LIBOR	2.750%	03/18/2025		5,100	644	275	39	0
Receive	6-Month JPY-LIBOR	0.500%	09/17/2021	JPY	4,060,000	(453)	(134)	0	(8)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033		3,640,000	2,317	2,408	88	0
Pay	6-Month JPY-LIBOR	1.500%	12/20/2044		850,000	298	317	24	0
Pay	28-Day MXN-TIIE	4.300%	09/01/2016	MXN	294,300	(27)	(29)	3	0
Pay	28-Day MXN-TIIE	4.310%	09/06/2016		100,500	(9)	7	1	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		50,400	(45)	(14)	8	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021		58,600	(16)	(26)	15	0
Pay	28-Day MXN-TIIE	5.630%	07/07/2021		5,900	(1)	(1)	1	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		3,600	(2)	(1)	1	0
Pay	28-Day MXN-TIIE	5.620%	11/09/2021		10,000	(5)	(5)	3	0

						$4,232	$2,999	$271	$(96)

Total Swap Agreements						$3,777	$2,906	$321	$(96)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(h)	Securities with an aggregate market value of $2,302 and cash of $1,404 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$83	$321	$404	$0	$(41)	$(96)	$(137)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	02/2015	$		406		JPY	47,100	$0	$(12)

BOA	01/2015		BRL	11,409	$		4,295	3	0
	01/2015		EUR	1,080			1,342	36	0
	01/2015		ILS	2,371			634	25	0
	01/2015		PLN	4,499			1,329	60	0
	01/2015	$		4,312		BRL	11,409	9	(29)
	01/2015			3,697		EUR	2,977	0	(95)
	01/2015			48,963		JPY	5,775,070	0	(749)
	02/2015		MYR	7,139	$		2,180	150	0
	02/2015	$		360		INR	22,532	0	(7)
	02/2015			1,199		JPY	141,900	0	(14)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	02/2015	$		4,575		MYR	15,132	$0	$(273)
	07/2015		BRL	5,272	$		1,906	20	0

BPS	01/2015			15,393			5,813	23	0
	01/2015	$		5,925		BRL	15,393	0	(134)
	01/2015			19,570		EUR	16,046	0	(154)
	01/2015			2,037		ILS	7,896	0	(12)
	02/2015		EUR	15,285	$		18,635	134	0
	02/2015		MXN	59,719			4,407	367	0
	02/2015		MYR	1,252			380	24	0
	02/2015	$		400		INR	24,980	0	(9)
	07/2015		BRL	33,000	$		13,096	1,290	0

BRC	01/2015		PLN	7,019			2,068	88	0
	01/2015	$		240		ILS	912	0	(6)
	02/2015		MXN	10,372	$		765	63	0
	02/2015		MYR	1,252			380	24	0
	02/2015	$		595		BRL	1,540	0	(21)
	02/2015			5,296		INR	334,964	0	(47)
	02/2015			4,470		MXN	61,051	0	(340)
	02/2015			1,185		SEK	8,770	0	(60)
	04/2015		BRL	3,343	$		1,381	154	0

CBK	01/2015			13,174			5,598	640	0
	01/2015		EUR	23,383			29,154	859	0
	01/2015		PLN	1,209			355	14	0
	01/2015		SGD	6,070			4,686	106	0
	01/2015	$		4,967		BRL	13,174	0	(11)
	01/2015			1,661		EUR	1,335	0	(46)
	02/2015		MYR	2,446	$		745	50	0
	02/2015	$		3,409		GBP	2,172	0	(25)
	02/2015			1,355		MXN	19,798	0	(15)

DUB	01/2015		BRL	19,983	$		7,543	26	0
	01/2015	$		7,766		BRL	19,983	0	(249)
	01/2015			1,600		CNY	9,648	0	(36)
	01/2015			1,170		ILS	4,434	0	(33)
	02/2015		BRL	3,099	$		1,155	0	(2)
	02/2015		INR	65,852			1,046	14	0
	02/2015	$		139		BRL	367	0	(2)
	02/2015			1,735		DKK	10,285	0	(63)
	02/2015			48,282		JPY	5,775,070	0	(51)
	07/2015		BRL	19,983	$		7,365	217	0
	04/2016	$		500		CNY	2,965	0	(35)

FBF	01/2015		BRL	6,859	$		2,911	331	0
	01/2015	$		2,621		BRL	6,859	0	(40)
	02/2015		INR	57,688	$		917	13	0
	02/2015		MXN	3,556			246	6	0
	02/2015	$		4,587		JPY	555,500	53	0
	07/2015		BRL	3,870	$		1,418	33	0
	09/2015		CNY	27,062			4,228	0	(77)

GLM	01/2015		BRL	6,800			2,560	2	0
	01/2015		CNY	9,648			1,515	0	(49)
	01/2015		ILS	2,356			629	25	0
	01/2015		NZD	350			274	1	0
	01/2015		PLN	2,887			859	45	0
	01/2015	$		2,763		BRL	6,800	0	(205)
	02/2015		GBP	293	$		459	1	0
	02/2015		MXN	120,809			9,141	968	0
	02/2015		MYR	4,845			1,470	93	0
	02/2015	$		360		INR	22,540	0	(7)
	02/2015			15,470		JPY	1,875,618	195	0
	10/2015		BRL	7,400	$		2,794	214	0

HUS	01/2015		AUD	1,725			1,442	33	0
	01/2015		BRL	5,172			2,139	194	0
	01/2015		ILS	9,205			2,442	83	0
	01/2015	$		1,051		AUD	1,273	0	(11)
	01/2015			1,947		BRL	5,172	0	(1)
	01/2015			3,081		SGD	4,043	0	(31)
	01/2015		ZAR	2,321	$		205	5	0
	02/2015		BRL	886			330	0	(1)
	02/2015	$		1,916		CAD	2,173	0	(47)
	02/2015			110		INR	6,888	0	(2)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2015		MXN	5,054	$		349	$8	$0

JPM	01/2015		BRL	23,090			9,743	1,057	0
	01/2015	$		8,752		BRL	23,090	4	(70)
	01/2015			5,088		EUR	4,105	0	(121)
	01/2015			180		ILS	684	0	(5)
	02/2015		JPY	3,000,200	$		24,823	0	(234)
	02/2015		MYR	1,252			380	24	0
	02/2015	$		7,458		GBP	4,754	0	(51)
	02/2015			1,904		MXN	26,187	0	(132)
	07/2015		BRL	4,947	$		1,775	12	(7)
	09/2015		CNY	2,378			400	22	0
	04/2016			13,826			2,150	0	(20)
	04/2016	$		1,830		CNY	10,861	0	(125)

MSB	01/2015		AUD	1,861	$		1,588	69	0
	01/2015		BRL	7,030			2,637	14	(21)
	01/2015	$		2,646		BRL	7,030	0	(2)
	02/2015		BRL	1,614	$		602	0	0
	02/2015		MXN	10,689			756	33	0
	02/2015	$		13,380		JPY	1,559,278	0	(357)
	04/2015			2,227		BRL	6,136	25	0

NGF	01/2015		BRL	930	$		340	0	(10)
	01/2015	$		350		BRL	930	0	0

RBC	02/2015		MXN	53,246	$		3,815	213	0

RYL	09/2015	$		4,600		CNY	29,440	83	0

SOG	01/2015		PLN	12,516	$		3,728	196	0

UAG	01/2015		BRL	4,824			1,995	187	(7)
	01/2015	$		370		AUD	451	0	(2)
	01/2015			1,943		BRL	4,824	0	(128)
	01/2015			1,522		SGD	1,999	0	(14)
	02/2015		MYR	10,193	$		3,030	132	0
	02/2015	$		4,115		MYR	13,539	0	(266)
	03/2015		CHF	5,300	$		5,499	161	0
	10/2015		BRL	3,400			1,319	134	0

Total Forward Foreign Currency Contracts								$9,065	$(4,573)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC USD versus JPY	JPY	114.000	02/03/2015	$	2,900	$55	$144

FBF	Call - OTC USD versus JPY		114.000	02/03/2015		2,700	53	134

							$108	$278

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	11/26/2015	EUR	5,700	$93	$160

Total Purchased Options								$201	$438

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	03/18/2015	$	1,800	$(4)	$(1)

BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	1,300	(3)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		1,300	(2)	0

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		2,800	(5)	(3)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		1,500	(3)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		1,300	(3)	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015	EUR	1,900	$(1)	$(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		1,900	(4)	(2)

GST	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		1,400	(2)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		1,400	(4)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		500	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		3,100	(8)	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		1,700	(2)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		1,700	(5)	0

SOG	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		900	(2)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		900	(1)	0

							$ (50)	$(15)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	2.640	06/10/2015	$1,100	$(31)	$(71)
	Put - OTC USD versus JPY	JPY	93.000	09/08/2016	2,900	(52)	(17)
	Put - OTC USD versus JPY		80.000	02/28/2019	600	(27)	(8)

BPS	Call - OTC USD versus BRL	BRL	2.700	05/29/2015	1,700	(43)	(83)
	Call - OTC USD versus MXN	MXN	15.450	03/17/2015	1,400	(14)	(11)

BRC	Put - OTC USD versus JPY	JPY	94.750	04/21/2016	4,800	(143)	(20)

CBK	Call - OTC USD versus BRL	BRL	2.600	03/11/2015	1,100	(20)	(52)
	Call - OTC USD versus BRL		2.740	06/08/2015	1,600	(36)	(70)
	Call - OTC USD versus JPY	JPY	116.000	02/03/2015	2,900	(35)	(101)
	Call - OTC USD versus JPY		118.000	02/03/2015	2,900	(22)	(64)
	Put - OTC USD versus JPY		93.000	04/21/2016	4,600	(111)	(16)
	Put - OTC USD versus JPY		95.000	09/08/2016	4,500	(99)	(32)
	Put - OTC USD versus JPY		96.000	09/08/2016	1,300	(31)	(10)

DUB	Put - OTC USD versus JPY		92.000	05/19/2016	1,600	(37)	(6)

FBF	Call - OTC USD versus JPY		116.000	02/03/2015	2,700	(34)	(94)
	Call - OTC USD versus JPY		118.000	02/03/2015	2,700	(21)	(60)

GLM	Call - OTC USD versus BRL	BRL	2.650	05/29/2015	600	(18)	(35)
	Call - OTC USD versus BRL		2.710	06/02/2015	900	(27)	(43)
	Put - OTC USD versus JPY	JPY	91.000	02/18/2016	1,700	(38)	(4)

MSB	Call - OTC USD versus BRL	BRL	2.650	06/08/2015	500	(15)	(31)
	Call - OTC USD versus MXN	MXN	15.450	03/17/2015	1,600	(16)	(12)

UAG	Call - OTC USD versus BRL	BRL	2.640	06/15/2015	1,800	(49)	(118)

						$(919)	$(958)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.650%	01/22/2015	GBP	2,200	$(15)	$(35)
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.000%	01/22/2015		2,200	(13)	0
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.564%	11/26/2015	EUR	2,300	(94)	(186)

								$(122)	$(221)

Total Written Options								$(1,091)	$(1,194)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	179	$19,400	AUD	0	EUR	17,100	GBP	0	$(221)
Sales	846	113,900		2,600		30,900		4,400	(1,865)
Closing Buys	(22)	(5,900)		0		0		0	95
Expirations	(870)	(67,400)		(2,600)		(20,100)		0	762
Exercised	(133)	(12,700)		0		(2,000)		0	138

Balance at End of Period	0	$47,300	AUD	0	EUR	25,900	GBP	4,400	$(1,091)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Springleaf Finance Corp.	(1.370%	)	12/20/2017	2.133%	$ 100	$0	$2	$2	$0

BRC	WPP Group PLC	(3.750%	)	06/20/2017	0.145%	GBP 1,000	0	(140)	0	(140)

CBK	Royal Bank of Scotland Group PLC	(1.000%	)	12/20/2019	0.502%	EUR 500	(15)	0	0	(15)

GST	UST, Inc.	(0.720%	)	03/20/2018	0.080%	$ 1,000	0	(21)	0	(21)

MYC	Royal Bank of Scotland Group PLC	(1.000%	)	03/20/2020	0.525%	EUR 700	(22)	1	0	(21)

RYL	Cleveland Electric Illuminating Co.	(0.940%	)	06/20/2017	0.347%	$ 1,000	0	(15)	0	(15)

UAG	Mohawk Industries, Inc.	(1.550%	)	03/20/2016	0.096%	1,000	0	(18)	0	(18)

							$(37)	$(191)	$2	$(230)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Italy Government International Bond	1.000%	09/20/2019	1.155%	$	700	$1	$(6)	$0	$(5)

BRC	Brazil Government International Bond	1.000%	03/20/2023	2.397%		800	(43)	(35)	0	(78)

CBK	Brazil Government International Bond	1.000%	03/20/2016	0.995%		1,400	(13)	14	1	0
	Spain Government International Bond	1.000%	03/20/2019	0.713%		9,800	(175)	293	118	0

DUB	Italy Government International Bond	1.000%	09/20/2019	1.155%		400	1	(3)	0	(2)

GST	Greece Government International Bond	1.000%	12/20/2015	16.350%	EUR	1,000	(51)	(110)	0	(161)

HUS	Italy Government International Bond	1.000%	09/20/2019	1.155%	$	200	0	(2)	0	(2)

MYC	Brazil Government International Bond	1.000%	06/20/2019	1.777%		1,000	(22)	(10)	0	(32)
	Spain Government International Bond	1.000%	03/20/2019	0.713%		1,200	(24)	39	15	0

							$(326)	$180	$134	$(280)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
									Asset	Liability
CBK	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	EUR	6,200	$245	$(72)	$173	$0

GST	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019		700	24	(5)	19	0

							$ 269	$(77)	$192	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/ (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	6,200	$	8,176	$(478)	$(178)	$0	$(656)

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		3,600		4,747	(261)	(120)	0	(381)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		6,700		8,254	1	(129)	0	(128)

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		8,200		10,161	9	(224)	0	(215)

FBF	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2017	CHF	2,300		2,372	2	(56)	0	(54)

GLM	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	3,900		4,828	1	(99)	0	(98)

UAG	Floating rate equal to 3-Month CHF-LIBOR less 0.210% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016	CFH	1,500		1,555	48	(91)	1,512	(1,555)
	Floating rate equal to 3-Month CHF-LIBOR less 0.225% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016		2,300		2,384	76	(143)	2,317	(2,384)
	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016		1,500		1,555	45	(88)	1,512	(1,555)

								$(557)	$(1,128)	$5,341	$(7,026)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	1-Year BRL-CDI	11.500%	01/04/2021	BRL	5,500	$(34)	$65	$31	$0
	Receive	1-Year BRL-CDI	12.230%	01/04/2021		8,400	2	(34)	0	(32)

DUB	Receive	1-Year BRL-CDI	11.500%	01/04/2021		4,000	15	8	23	0
	Receive	1-Year BRL-CDI	12.230%	01/04/2021		7,500	9	(38)	0	(29)

UAG	Receive	1-Year BRL-CDI	12.230%	01/04/2021		2,500	2	(12)	0	(10)
	Pay	28-Day MXN-TIIE	5.010%	10/10/2019	MXN	15,100	(8)	(5)	0	(13)
	Pay	28-Day MXN-TIIE	5.630%	10/11/2021		7,300	3	(6)	0	(3)

							$(11)	$(22)	$54	$(87)

Total Swap Agreements							$(662)	$(1,238)	$5,723	$(7,623)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(i)	Securities with an aggregate market value of $2,009 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$0	$0	$0	$0	$(12)	$0	$0	$(12)	$(12)	$0	$(12)
BOA	303	0	2	305	(1,167)	(97)	0	(1,264)	(959)	897	(62)
BPS	1,838	0	31	1,869	(309)	(96)	(1,074)	(1,479)	390	(1,490)	(1,100)
BRC	329	0	0	329	(474)	(20)	(218)	(712)	(383)	544	161
CBK	1,669	144	292	2,105	(97)	(352)	(143)	(592)	1,513	(1,480)	33
DUB	257	0	23	280	(471)	(6)	(246)	(723)	(443)	0	(443)
FBF	436	134	0	570	(117)	(154)	(54)	(325)	245	(410)	(165)
GLM	1,544	160	0	1,704	(261)	(303)	(98)	(662)	1,042	(1,220)	(178)
GST	0	0	19	19	0	(2)	(182)	(184)	(165)	0	(165)
HUS	323	0	0	323	(93)	0	(2)	(95)	228	(270)	(42)
JPM	1,119	0	0	1,119	(765)	(2)	0	(767)	352	(485)	(133)
MSB	141	0	0	141	(380)	(43)	0	(423)	(282)	304	22
MYC	0	0	15	15	0	0	(53)	(53)	(38)	(19)	(57)
NGF	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
RBC	213	0	0	213	0	0	0	0	213	(260)	(47)
RYL	83	0	0	83	0	0	(15)	(15)	68	(325)	(257)
SOG	196	0	0	196	0	(1)	0	(1)	195	(20)	175
UAG	614	0	5,341	5,955	(417)	(118)	(5,538)	(6,073)	(118)	265	147

Total Over the Counter	$9,065	$438	$5,723	$15,226	$(4,573)	$(1,194)	$(7,623)	$(13,390)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$83	$83
Swap Agreements	0	50	0	0	271	321

	$0	$50	$0	$0	$354	$404

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,065	$0	$9,065
Purchased Options	0	0	0	278	160	438
Swap Agreements	0	328	0	5,341	54	5,723

	$0	$328	$0	$14,684	$214	$15,226

	$0	$378	$0	$14,684	$568	$15,630

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$41	$41
Swap Agreements	0	0	0	0	96	96

	$0	$0	$0	$0	$137	$137

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,573	$0	$4,573
Written Options	0	15	0	958	221	1,194
Swap Agreements	0	510	0	7,026	87	7,623

	$0	$525	$0	$12,557	$308	$13,390

	$0	$525	$0	$12,557	$445	$13,527

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(17)	$(17)
Written Options	0	0	0	0	274	274
Futures	0	0	0	0	1,084	1,084
Swap Agreements	0	(6,123)	0	0	(680)	(6,803)

	$0	$(6,123)	$0	$0	$661	$(5,462)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,093)	$0	$(5,093)
Purchased Options	0	0	0	(45)	(3)	(48)
Written Options	0	2	0	308	206	516
Swap Agreements	0	2,320	0	(2,171)	(623)	(474)

	$0	$2,322	$0	$(7,001)	$(420)	$(5,099)

	$0	$(3,801)	$0	$(7,001)	$241	$(10,561)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$7	$7
Written Options	0	0	0	0	(1)	(1)
Futures	0	0	0	0	871	871
Swap Agreements	0	5,210	0	0	1,038	6,248

	$0	$5,210	$0	$0	$1,915	$7,125

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,232	$0	$6,232
Purchased Options	0	0	0	170	66	236
Written Options	0	34	0	(39)	(227)	(232)
Swap Agreements	0	(1,038)	0	(1,128)	1,432	(734)

	$0	$(1,004)	$0	$5,235	$1,271	$5,502

	$0	$4,206	$0	$5,235	$3,186	$12,627

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Australia
Mortgage-Backed Securities	$0	$347	$0	$347
Sovereign Issues	0	1,238	0	1,238
Bermuda
Bank Loan Obligations	0	0	3,159	3,159
Brazil
Corporate Bonds & Notes	0	3,536	0	3,536
Sovereign Issues	0	20,387	0	20,387
Canada
Sovereign Issues	0	2,391	0	2,391
Cayman Islands
Asset-Backed Securities	0	1,890	0	1,890
France
Sovereign Issues	0	13,767	0	13,767
Germany
Corporate Bonds & Notes	0	4,944	0	4,944
Sovereign Issues	0	2,321	0	2,321
Greece
Corporate Bonds & Notes	0	372	0	372
Sovereign Issues	0	658	0	658
Guernsey, Channel Islands
Corporate Bonds & Notes	0	362	0	362
Ireland
Corporate Bonds & Notes	0	2,267	0	2,267
Italy
Asset-Backed Securities	0	31	0	31
Corporate Bonds & Notes	0	2,104	0	2,104
Mortgage-Backed Securities	0	1,266	0	1,266
Sovereign Issues	0	34,031	0	34,031
Mexico
Corporate Bonds & Notes	0	2,322	0	2,322
Sovereign Issues	0	1,230	0	1,230
Netherlands
Corporate Bonds & Notes	0	4,071	0	4,071
Norway
Corporate Bonds & Notes	0	2,168	0	2,168
Poland
Sovereign Issues	0	8,004	0	8,004
Portugal
Corporate Bonds & Notes	0	717	0	717
Qatar
Corporate Bonds & Notes	0	1,616	0	1,616
Sovereign Issues	0	2,406	0	2,406
Slovenia
Sovereign Issues	0	6,321	0	6,321
South Korea
Sovereign Issues	0	3,607	0	3,607

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Spain
Corporate Bonds & Notes	$0	$2,455	$0	$2,455
Sovereign Issues	0	22,577	0	22,577
Supranational
Corporate Bonds & Notes	0	371	0	371
United Arab Emirates
Sovereign Issues	0	1,687	0	1,687
United Kingdom
Corporate Bonds & Notes	0	1,631	0	1,631
Sovereign Issues	0	11,982	0	11,982
United States
Asset-Backed Securities	0	8,025	0	8,025
Bank Loan Obligations	0	2,343	0	2,343
Corporate Bonds & Notes	0	10,518	1,319	11,837
Mortgage-Backed Securities	0	25,147	1,420	26,567
Municipal Bonds & Notes	0	1,902	0	1,902
Preferred Securities	88	0	0	88
U.S. Government Agencies	0	22,659	0	22,659
U.S. Treasury Obligations	0	36,133	0	36,133
Virgin Islands (British)
Corporate Bonds & Notes	0	109	0	109
Short-Term Instruments
Certificates of Deposit	0	1,704	0	1,704
Repurchase Agreements	0	23,223	0	23,223
Short-Term Notes	0	5,699	0	5,699
Mexico Treasury Bills	0	8,720	0	8,720
U.S. Treasury Bills	0	1,005	0	1,005

Total Investments	$88	$312,264	$5,898	$318,250

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(54,020)	$0	$(54,020)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	83	321	0	404
Over the counter	0	15,226	0	15,226
	$83	$15,547	$0	$15,630

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(41)	(96)	0	(137)
Over the counter	0	(13,390)	0	(13,390)
	$(41)	$(13,486)	$0	$(13,527)

Totals	$130	$260,305	$5,898	$266,333

There were no significant transfers between Level 1 and 2 during the period ended December 31, 2014.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2014:

Category and Subcategory	Beginning Balance at 12/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2014 (1)
Investments in Securities, at Value
Bermuda
Bank Loan Obligations	$0	$3,255	$(103)	$(2)	$(1)	$10	$0	$0	$3,159	$10
Guernsey, Channel Islands
Corporate Bonds & Notes	381	0	(26)	0	0	7	0	(362)	0	0
United States
Corporate Bonds & Notes	1,650	0	(257)	(7)	(2)	(65)	0	0	1,319	(32)
Mortgage-Backed Securities	3,684	0	(757)	(6)	40	47	113	(1,701)	1,420	38
Preferred Securities	410	0	(580)	0	(42)	212	0	0	0	0

Totals	$6,125	$3,255	$(1,723)	$(15)	$(5)	$211	$113	$(2,063)	$5,898	$16

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bermuda
Bank Loan Obligations	$3,159	Benchmark Pricing	Base Price	101.00
United States
Corporate Bonds & Notes	1,319	Third Party Vendor	Broker Quote	110.00-111.43
Mortgage-Backed Securities	1,307	Benchmark Pricing	Base Price	94.88
	113	Third Party Vendor	Broker Quote	78.38

Total	$5,898

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

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Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after

December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring

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Notes to Financial Statements (Cont.)

significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.
■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities

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or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the

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Notes to Financial Statements (Cont.)

overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the

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prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2014, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at December 31, 2014 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association

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Notes to Financial Statements (Cont.)

(“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the

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securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to

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be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate

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of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any

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recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include

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uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically

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pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add

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counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification

ANNUAL REPORT	DECEMBER 31, 2014	39

Notes to Financial Statements (Cont.)

clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,139,213	$1,155,266	$342,413	$289,483

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	144	$1,809	116	$1,512
Administrative Class	3,647	46,145	5,777	74,773
Advisor Class	713	9,021	553	7,097
Issued as reinvestment of distributions
Institutional Class	31	377	9	118
Administrative Class	1,177	14,476	492	6,320
Advisor Class	167	2,056	48	609
Cost of shares redeemed
Institutional Class	(98)	(1,222)	(121)	(1,562)
Administrative Class	(6,029)	(76,039)	(16,789)	(215,370)
Advisor Class	(666)	(8,376)	(490)	(6,312)
Net (decrease) resulting from Portfolio share transactions	(914)	$(11,753)	(10,405)	$(132,815)

As of December 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 83% of the Portfolio. One shareholder is a related party and comprises 33% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$—	$(840)	$(1,550)	$—	$(494)	$(1,157)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Lehman securities, Treasury Inflation-Protected securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$321,461	$8,524	$(11,735)	$(3,211)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$3,142	$13,461	$306
12/31/2013	$2,276	$4,772	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BOS	Banc of America Securities LLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	ILS	Israeli Shekel	PLN	Polish Zloty
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
BBR	Bank Bill Rate	CLO	Collateralized Loan Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2014	43

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

0.08%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.08%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

44	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2014	45

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

46	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2014	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

ANNUAL REPORT	DECEMBER 31, 2014	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

ANNUAL REPORT	DECEMBER 31, 2014	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT25AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Global Bond Portfolio (Unhedged)

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be

4	PIMCO VARIABLE INSURANCE TRUST

prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

United States	34.4%
Short-Term Instruments	12.7%
Italy	11.8%
Spain	7.9%
Brazil	7.5%
Other	25.7%
†	% of Investments, at value as of 12/31/14

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	Class Inception (01/31/2006)
PIMCO Global Bond Portfolio (Unhedged) Institutional Class	2.42%	3.90%	5.45%
JPMorgan GBI Global FX NY Index Unhedged in USD±	0.79%	2.11%	4.42%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.78% for Institutional Class shares.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$937.40	$1,021.49
Expenses Paid During Period†	$3.73	$3.89
Net Annualized Expense Ratio	0.76%	0.76%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, and may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro), or U.S. dollar.

»	Positions in non-Agency mortgage-backed securities contributed to performance as spreads on these securities tightened over the reporting period.

»	An overweight to the long-end of the Japanese yield curve contributed to performance as Japanese sovereign yields declined over the reporting period.

»

An overweight to duration (or sensitivity to changes in market interest rates) in Italy and Spain during most of the reporting period contributed to relative performance as European sovereign peripheral spreads tightened over this period.

»	Exposure to Brazilian local bonds and an overweight to Mexican local duration during most of the reporting period contributed to performance as yields declined over this period.

»	An underweight to the Japanese yen and the euro during most of the reporting period contributed to performance as these currencies depreciated versus the U.S. dollar over this period.

»	An underweight to core European duration detracted from performance as German bund yields declined over the reporting period.

»	An underweight to duration in the U.K. detracted from performance as U.K. gilt yields declined over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Institutional Class
Net asset value beginning of year	$12.34	$13.72	$13.83	$13.49	$12.72
Net investment income (a)	0.35	0.36	0.45	0.51	0.47
Net realized/unrealized gain (loss)	(0.05)	(1.50)	0.52	0.52	1.01
Net increase (decrease) from investment operations	0.30	(1.14)	0.97	1.03	1.48
Dividends from net investment income	(0.32)	(0.15)	(0.25)	(0.38)	(0.38)
Distributions from net realized capital gains	(0.36)	(0.09)	(0.83)	(0.31)	(0.33)
Tax basis return of capital	(0.01)	0.00	0.00	0.00	0.00
Total distributions	(0.69)	(0.24)	(1.08)	(0.69)	(0.71)
Net asset value end of year	$11.95	$12.34	$13.72	$13.83	$13.49
Total return	2.42%	(8.34)%	7.10%	7.72%	11.81%
Net assets end of year (000s)	$6,757	$6,037	$6,647	$7,766	$5,156
Ratio of expenses to average net assets	0.76%	0.78%	0.76%	0.75%	0.76%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	2.76%	2.82%	3.14%	3.64%	3.55%
Portfolio turnover rate	496%	335%	362%	506%	849%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$318,250
Financial Derivative Instruments
Exchange-traded or centrally cleared	404
Over the counter	15,226
Cash	15
Deposits with counterparty	1,404
Foreign currency, at value	1,426
Receivable for investments sold	95,759
Receivable for Portfolio shares sold	712
Interest and dividends receivable	3,153
436,349

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$54,020
Financial Derivative Instruments
Exchange-traded or centrally cleared	137
Over the counter	13,390
Payable for investments purchased	59,919
Deposits from counterparty	5,960
Payable for Portfolio shares redeemed	266
Accrued investment advisory fees	67
Accrued supervisory and administrative fees	133
Accrued distribution fees	8
Accrued servicing fees	34
Other liabilities	3
133,937

Net Assets	$302,412

Net Assets Consist of:
Paid in capital	$306,452
(Overdistributed) net investment income	(8,084)
Accumulated net realized (loss)	(1,718)
Net unrealized appreciation	5,762
$302,412

Net Assets:
Institutional Class	$6,757
Administrative Class	257,588
Advisor Class	38,067

Shares Issued and Outstanding:
Institutional Class	566
Administrative Class	21,562
Advisor Class	3,186

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.95
Administrative Class	11.95
Advisor Class	11.95

Cost of Investments in securities	$319,965
Cost of Foreign Currency Held	$1,428
Proceeds Received on Short Sales	$53,975
Cost or Premiums of Financial Derivative Instruments, net	$(1,552)

* Includes repurchase agreements of:	$23,223

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$11,327
Dividends	11
Total Income	11,338

Expenses:
Investment advisory fees	807
Supervisory and administrative fees	1,614
Servicing fees - Administrative Class	416
Distribution and/or servicing fees - Advisor Class	97
Trustee fees	4
Interest expense	18
Total Expenses	2,956

Net Investment Income	8,382

Net Realized Gain (Loss):
Investments in securities	(730)
Exchange-traded or centrally cleared financial derivative instruments	(5,462)
Over the counter financial derivative instruments	(5,099)
Foreign currency	2,408
Net Realized (Loss)	(8,883)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(5,877)
Exchange-traded or centrally cleared financial derivative instruments	7,125
Over the counter financial derivative instruments	5,502
Foreign currency assets and liabilities	1,107
Net Change in Unrealized Appreciation	7,857
Net (Loss)	(1,026)

Net Increase in Net Assets Resulting from Operations	$7,356

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$8,382	$11,820
Net realized (loss)	(8,883)	(18,176)
Net change in unrealized appreciation (depreciation)	7,857	(32,810)
Net increase (decrease) resulting from operations	7,356	(39,166)

Distributions to Shareholders:
From net investment income
Institutional Class	(167)	(76)
Administrative Class	(6,573)	(4,338)
Advisor Class	(888)	(352)
From net realized capital gains
Institutional Class	(204)	(42)
Administrative Class	(7,640)	(1,983)
Advisor Class	(1,131)	(257)
Tax basis return of capital
Institutional Class	(6)	0
Administrative Class	(263)	0
Advisor Class	(37)	0

Total Distributions	(16,909)	(7,048)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(11,753)	(132,815)

Total (decrease) in Net Assets	(21,306)	(179,029)

Net Assets:
Beginning of year	323,718	502,747
End of year*	$302,412	$323,718

* Including (overdistributed) net investment income of:	$(8,084)	$(973)

**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged)

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.2%

AUSTRALIA 0.5%

MORTGAGE-BACKED SECURITIES 0.1%
Puma Finance Pty. Ltd.
0.371% due 02/21/2038		$102	$101
3.055% due 08/22/2037	AUD	142	116
Torrens Trust
3.062% due 10/19/2038		159	130

			347

SOVEREIGN ISSUES 0.4%
New South Wales Treasury Corp.
4.000% due 05/20/2026		600	524
Queensland Treasury Corp.
4.250% due 07/21/2023		800	714

			1,238

Total Australia (Cost $1,719)			1,585

BERMUDA 1.0%

BANK LOAN OBLIGATIONS 1.0%
Rise Ltd.
4.750% due 01/31/2021 (e)		$3,128	3,159

Total Bermuda (Cost $3,150)			3,159

BRAZIL 7.9%

CORPORATE BONDS & NOTES 1.2%
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$200	204
4.500% due 04/06/2015		1,100	1,109
Banco Votorantim S.A.
5.250% due 02/11/2016		100	102
CSN Islands Corp.
6.875% due 09/21/2019		200	187
Petrobras Global Finance BV
3.123% due 03/17/2020		1,100	996
4.875% due 03/17/2020		1,000	938

			3,536

SOVEREIGN ISSUES 6.7%
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	33,000	11,715
0.000% due 10/01/2015		10,800	3,712
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		1,600	545
10.000% due 01/01/2025		13,400	4,415

			20,387

Total Brazil (Cost $27,565)			23,923

CANADA 0.8%

SOVEREIGN ISSUES 0.8%
Province of Ontario
3.450% due 06/02/2045	CAD	400	356
3.500% due 06/02/2024		2,200	2,035

Total Canada (Cost $2,488)			2,391

CAYMAN ISLANDS 0.6%

ASSET-BACKED SECURITIES 0.6%
Gallatin CLO Ltd.
1.501% due 07/15/2023		$800	799

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Golden Knight CDO Ltd.
0.471% due 04/15/2019		$295	$294
Octagon Investment Partners Ltd.
1.502% due 05/05/2023		800	797

Total Cayman Islands (Cost $1,893)			1,890

FRANCE 4.6%

SOVEREIGN ISSUES 4.6%
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$1,700	1,820
France Government Bond
1.750% due 11/25/2024	EUR	2,200	2,897
3.250% due 05/25/2045		800	1,270
4.500% due 04/25/2041		4,100	7,780

Total France (Cost $12,926)			13,767

GERMANY 2.4%

CORPORATE BONDS & NOTES 1.6%
FMS Wertmanagement AoeR
2.750% due 06/03/2016	EUR	3,600	4,527
Landwirtschaftliche Rentenbank
5.375% due 04/23/2024	NZD	500	417

			4,944

SOVEREIGN ISSUES 0.8%
Free State of Bavaria
3.500% due 01/27/2016	EUR	749	940
State of Berlin
3.000% due 03/29/2016		1,100	1,381

			2,321

Total Germany (Cost $7,711)			7,265

GREECE 0.3%

CORPORATE BONDS & NOTES 0.1%
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	300	372

SOVEREIGN ISSUES 0.2%
Republic of Greece Government Bond
5.000% due 08/22/2016	JPY	90,000	658

Total Greece (Cost $1,236)			1,030

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$350	362

Total Guernsey, Channel Islands (Cost $350)			362

IRELAND 0.8%

CORPORATE BONDS & NOTES 0.8%
Depfa ACS Bank
3.875% due 11/14/2016	EUR	200	259
4.375% due 01/15/2015		900	1,090
German Postal Pensions Securitisation PLC
4.250% due 01/18/2017		700	918

Total Ireland (Cost $2,466)			2,267

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ITALY 12.4%

ASSET-BACKED SECURITIES 0.0%
Locat Securitisation Vehicle SRL
0.243% due 12/12/2028	EUR	26	$31

CORPORATE BONDS & NOTES 0.7%
Banca Carige SpA
3.875% due 10/24/2018		1,200	1,599
Banco Popolare SC
3.500% due 03/14/2019		400	505

			2,104

MORTGAGE-BACKED SECURITIES 0.4%
Claris ABS
0.538% due 10/31/2060		1,056	1,266

SOVEREIGN ISSUES 11.3%
Italy Buoni Poliennali Del Tesoro
3.750% due 09/01/2024		8,200	11,582
4.500% due 05/01/2023		3,200	4,722
4.500% due 03/01/2024		500	745
4.750% due 08/01/2023		6,100	9,175
4.750% due 09/01/2044		2,100	3,294
5.500% due 09/01/2022		700	1,088
5.500% due 11/01/2022		2,200	3,425

			34,031

Total Italy (Cost $37,985)			37,432

MEXICO 1.2%

CORPORATE BONDS & NOTES 0.8%
America Movil S.A.B. de C.V.
3.625% due 03/30/2015		$1,500	1,510
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		800	812

			2,322

SOVEREIGN ISSUES 0.4%
Mexico Government International Bond
7.500% due 06/03/2027	MXN	15,700	1,190
10.000% due 12/05/2024		450	40

			1,230

Total Mexico (Cost $3,731)			3,552

NETHERLANDS 1.3%

CORPORATE BONDS & NOTES 1.3%
GMAC International Finance BV
7.500% due 04/21/2015	EUR	900	1,107
Schaeffler Holding Finance BV (6.875% Cash or 6.875% PIK)
6.875% due 08/15/2018 (a)		2,100	2,649
Waha Aerospace BV
3.925% due 07/28/2020		$300	315

Total Netherlands (Cost $4,555)			4,071

NORWAY 0.7%

CORPORATE BONDS & NOTES 0.7%
Eksportfinans ASA
2.000% due 09/15/2015		$800	802
2.375% due 05/25/2016		200	201
5.500% due 05/25/2016		500	524

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 06/26/2017		$600	$641

Total Norway (Cost $2,084)			2,168

POLAND 2.6%

SOVEREIGN ISSUES 2.6%
Poland Government International Bond
3.250% due 07/25/2025	PLN	20,600	6,222
4.000% due 10/25/2023		5,600	1,782

Total Poland (Cost $8,319)			8,004

PORTUGAL 0.2%

CORPORATE BONDS & NOTES 0.2%
Novo Banco S.A.
5.000% due 05/14/2019	EUR	600	717

Total Portugal (Cost $779)			717

QATAR 1.3%

CORPORATE BONDS & NOTES 0.5%
Qatari Diar Finance Co.
3.500% due 07/21/2015		$1,600	1,616

SOVEREIGN ISSUES 0.8%
Qatar Government International Bond
4.000% due 01/20/2015		2,400	2,406

Total Qatar (Cost $4,006)			4,022

SLOVENIA 2.1%

SOVEREIGN ISSUES 2.1%
Slovenia Government International Bond
4.125% due 01/26/2020	EUR	4,600	6,321

Total Slovenia (Cost $6,406)			6,321

SOUTH KOREA 1.2%

SOVEREIGN ISSUES 1.2%
Export-Import Bank of Korea
4.125% due 09/09/2015		$500	511
5.875% due 01/14/2015		1,900	1,902
6.460% due 02/27/2017	MXN	5,000	347
Republic of Korea
7.125% due 04/16/2019		$700	847

Total South Korea (Cost $3,575)			3,607

SPAIN 8.3%

CORPORATE BONDS & NOTES 0.8%
BPE Financiaciones S.A.
2.875% due 05/19/2016	EUR	100	124
Pitch1
5.125% due 07/20/2022		1,500	2,331

			2,455

SOVEREIGN ISSUES 7.5%
Autonomous Community of Catalonia
4.950% due 02/11/2020		1,000	1,347
Spain Government International Bond
2.750% due 10/31/2024		5,700	7,611
3.800% due 04/30/2024		1,100	1,593
4.800% due 01/31/2024		300	465

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.400% due 01/31/2023	EUR	7,300	$11,561

			22,577

Total Spain (Cost $25,611)			25,032

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%
European Investment Bank
0.500% due 07/21/2023	AUD	600	371

Total Supranational (Cost $403)			371

UNITED ARAB EMIRATES 0.6%

SOVEREIGN ISSUES 0.6%
Emirate of Abu Dhabi Government International Bond
6.750% due 04/08/2019		$1,400	1,687

Total United Arab Emirates (Cost $1,482)			1,687

UNITED KINGDOM 4.5%

CORPORATE BONDS & NOTES 0.5%
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	400	475
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	600	1,156

			1,631

SOVEREIGN ISSUES 4.0%
United Kingdom Gilt
2.750% due 09/07/2024		300	509
3.250% due 01/22/2044		3,300	5,931
3.500% due 01/22/2045		1,500	2,823
4.250% due 12/07/2040		1,300	2,719

			11,982

Total United Kingdom (Cost $13,009)			13,613

UNITED STATES 36.3%

ASSET-BACKED SECURITIES 2.7%
Amortizing Residential Collateral Trust
0.750% due 07/25/2032		$1	1
0.870% due 10/25/2031		2	1
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031		1,574	1,761
Countrywide Asset-Backed Certificates
0.570% due 08/25/2034		154	143
Countrywide Asset-Backed Certificates Trust
0.620% due 04/25/2036		1,000	863
Credit Suisse First Boston Mortgage Securities Corp.
0.775% due 01/25/2032		1	1
Credit-Based Asset Servicing and Securitization LLC
0.215% due 11/25/2036		24	14
EMC Mortgage Loan Trust
0.620% due 05/25/2043		377	360
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^		177	97
JPMorgan Mortgage Acquisition Trust
0.450% due 03/25/2047		1,632	896
Morgan Stanley ABS Capital, Inc. Trust
0.280% due 03/25/2037		1,312	745
0.420% due 08/25/2036		3,233	2,089
0.970% due 07/25/2037		1,004	976
SACO, Inc.
0.570% due 04/25/2035		9	8

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Securitized Asset-Backed Receivables LLC Trust
0.220% due 12/25/2036	$9	$5
SLC Student Loan Trust
0.691% due 06/15/2017	2	2
SLM Student Loan Trust
0.441% due 12/17/2018	19	19
Structured Asset Securities Corp. Mortgage Loan Trust
1.656% due 04/25/2035	19	19
Washington Mutual Asset-Backed Certificates Trust
0.215% due 10/25/2036	49	25

		8,025

BANK LOAN OBLIGATIONS 0.8%
H.J. Heinz Co.
3.500% due 06/05/2020	1,539	1,533
HCA, Inc.
2.669% due 05/02/2016	813	810

		2,343

CORPORATE BONDS & NOTES 3.9%
Ally Financial, Inc.
4.625% due 06/26/2015	200	202
Bank of America Corp.
5.750% due 12/01/2017	200	221
7.625% due 06/01/2019	1,400	1,694
Bank of America N.A.
0.541% due 06/15/2017	1,300	1,282
Bear Stearns Cos. LLC
7.250% due 02/01/2018	1,000	1,153
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017	520	561
Continental Airlines Pass-Through Trust
9.000% due 01/08/2018	746	821
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020	100	113
International Lease Finance Corp.
5.750% due 05/15/2016	500	520
8.625% due 09/15/2015	900	940
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	1,000	1,111
Kraft Foods Group, Inc.
6.125% due 08/23/2018	500	572
Lehman Brothers Holdings, Inc.
1.000% due 05/02/2018 ^	800	120
Mohawk Industries, Inc.
6.125% due 01/15/2016	778	815
Penske Truck Leasing Co.
LP 3.125% due 05/11/2015	800	806
Southwestern Energy Co.
4.100% due 03/15/2022	300	295
7.500% due 02/01/2018	100	113
UAL Pass-Through Trust
10.400% due 05/01/2018	447	498

		11,837

MORTGAGE-BACKED SECURITIES 8.8%
Adjustable Rate Mortgage Trust
2.758% due 09/25/2035	27	24
American Home Mortgage Assets Trust
0.360% due 05/25/2046 ^	371	269
0.380% due 10/25/2046	478	325
Banc of America Funding Trust
2.640% due 02/20/2036	412	410
2.921% due 10/20/2046 ^	154	117
5.500% due 01/25/2036	570	593

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BCAP LLC Trust
0.340% due 01/25/2037 ^	$347	$278
5.250% due 04/26/2037	1,801	1,701
Bear Stearns Adjustable Rate Mortgage Trust
2.190% due 08/25/2035	113	114
2.468% due 10/25/2033	16	16
2.475% due 08/25/2033	18	18
2.482% due 05/25/2034	15	14
2.515% due 03/25/2035	36	37
2.647% due 05/25/2034	52	50
2.955% due 05/25/2047 ^	458	395
3.013% due 11/25/2034	12	12
Bear Stearns ALT-A Trust
2.612% due 09/25/2035	176	151
2.667% due 11/25/2035 ^	209	165
2.677% due 08/25/2036 ^	259	190
Bear Stearns Structured Products, Inc.
2.337% due 12/26/2046	145	113
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.350% due 07/25/2036	96	85
Citigroup Commercial Mortgage Trust
0.911% due 06/15/2033	1,600	1,604
5.710% due 12/10/2049	400	402
Citigroup Mortgage Loan Trust, Inc.
2.280% due 09/25/2035	59	59
2.500% due 10/25/2035	1,449	1,441
Countrywide Alternative Loan Trust
0.340% due 01/25/2037 ^	618	585
0.345% due 02/20/2047	309	231
0.360% due 12/20/2046	613	469
0.375% due 03/20/2046	181	144
0.375% due 07/20/2046 ^	388	271
0.450% due 02/25/2037	234	185
0.520% due 05/25/2037 ^	98	62
1.613% due 11/25/2035	45	38
2.153% due 11/25/2035	46	39
5.250% due 06/25/2035 ^	34	31
5.299% due 11/25/2035 ^	375	305
6.000% due 04/25/2037 ^	84	63
6.000% due 02/25/2047	865	746
6.250% due 08/25/2037 ^	44	37
6.500% due 06/25/2036 ^	222	180
Countrywide Home Loan Mortgage Pass-Through Trust
0.400% due 05/25/2035	102	87
0.460% due 04/25/2035	31	25
0.490% due 03/25/2035	130	105
0.500% due 02/25/2035	11	10
0.770% due 03/25/2035	594	537
0.930% due 09/25/2034	12	11
2.330% due 02/20/2036	559	480
2.418% due 11/25/2034	28	27
2.522% due 11/19/2033	24	24
2.589% due 08/25/2034	9	8
2.629% due 05/25/2047	159	125
5.500% due 10/25/2035	159	154
Credit Suisse First Boston Mortgage Securities Corp.
2.472% due 08/25/2033	26	26
6.500% due 04/25/2033	1	1
Credit Suisse Mortgage Capital Certificates
6.500% due 07/26/2036	152	87
Deutsche ALT-B Securities, Inc.
5.886% due 10/25/2036 ^	436	363
First Horizon Mortgage Pass-Through Trust
6.250% due 08/25/2017	2	2
Greenpoint Mortgage Funding Trust
0.440% due 11/25/2045	12	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSR Mortgage Loan Trust
1.890% due 03/25/2033	$13	$13
2.216% due 06/25/2034	7	7
2.669% due 09/25/2035	337	339
HarborView Mortgage Loan Trust
0.904% due 02/19/2034	1	1
0.963% due 12/19/2036 ^	189	156
2.483% due 05/19/2033	29	29
IndyMac Mortgage Loan Trust
4.533% due 09/25/2035	339	295
JPMorgan Mortgage Trust
1.990% due 11/25/2033	15	15
2.576% due 07/25/2035	162	165
2.581% due 07/25/2035	188	188
2.636% due 02/25/2035	13	13
2.695% due 01/25/2037	407	375
Luminent Mortgage Trust
0.410% due 04/25/2036	679	453
MASTR Adjustable Rate Mortgages Trust
2.420% due 05/25/2034	917	898
MASTR Alternative Loan Trust
0.570% due 03/25/2036	57	16
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.601% due 12/15/2030	10	10
Merrill Lynch Mortgage Investors Trust
0.380% due 02/25/2036	153	142
0.420% due 08/25/2036	21	20
2.221% due 02/25/2033	19	18
2.475% due 02/25/2036	100	94
Merrill Lynch Mortgage-Backed Securities Trust
2.797% due 04/25/2037 ^	14	12
Nomura Asset Acceptance Corp.
2.655% due 10/25/2035	28	25
Residential Accredit Loans, Inc. Trust
0.320% due 02/25/2047	185	107
0.350% due 06/25/2046	493	224
0.380% due 04/25/2046	210	107
6.000% due 12/25/2036 ^	678	559
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035 ^	206	194
RiverView HECM Trust
0.230% due 07/25/2047	1,378	1,307
Structured Adjustable Rate Mortgage Loan Trust
2.467% due 04/25/2034	48	48
2.523% due 09/25/2034	44	43
2.573% due 02/25/2034	19	19
Structured Asset Mortgage Investments Trust
0.360% due 07/25/2046	587	473
0.380% due 05/25/2046	125	94
0.390% due 05/25/2036	599	448
0.390% due 09/25/2047	595	476
0.414% due 07/19/2035	347	334
0.450% due 02/25/2036	690	558
0.744% due 07/19/2034	5	5
0.864% due 03/19/2034	9	9
Suntrust Alternative Loan Trust
0.820% due 12/25/2035 ^	1,467	1,143
WaMu Mortgage Pass-Through Certificates Trust
0.440% due 12/25/2045	68	65
0.480% due 01/25/2045	10	10
0.490% due 01/25/2045	10	10
0.813% due 02/25/2047	522	427
1.513% due 08/25/2042	7	6
1.822% due 01/25/2037 ^	41	35
2.017% due 12/25/2036 ^	8	7
2.163% due 07/25/2046	237	215

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.195% due 12/25/2036 ^	$61	$55
2.402% due 02/25/2033	145	144
2.407% due 06/25/2037	102	91
2.419% due 03/25/2034	43	44
2.443% due 06/25/2033	14	14
Washington Mutual Mortgage Pass-Through Certificates Trust
1.053% due 07/25/2046 ^	78	46
6.000% due 06/25/2037 ^	1,501	1,319
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037	626	571
Wells Fargo Mortgage-Backed Securities Trust
2.607% due 04/25/2036	26	26

		26,567

MUNICIPAL BONDS & NOTES 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,210	1,902

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp. CPI Linked Security
3.658% due 03/15/2017	500	13
3.708% due 01/16/2018	3,100	75

		88

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 7.5%
Fannie Mae
0.290% due 03/25/2034	$10	10
0.320% due 08/25/2034	7	7
0.507% due 01/25/2017	1,176	1,177
1.777% due 10/01/2034	3	3
2.002% due 12/01/2034	8	9
2.485% due 11/01/2034	61	66
3.000% due 08/01/2042 - 08/01/2043	351	355
3.500% due 01/01/2030	19,000	20,069
5.500% due 05/01/2047	27	29
6.000% due 07/25/2044	32	36
Freddie Mac
0.450% due 09/25/2031	28	26
1.315% due 10/25/2044	59	60
2.366% due 02/01/2029	6	6
2.399% due 04/01/2037	68	72
6.000% due 04/15/2036	626	703
Ginnie Mae
1.625% due 11/20/2024	2	2
6.000% due 09/20/2038	27	29

		22,659

U.S. TREASURY OBLIGATIONS 12.0%
U.S. Treasury Bonds
3.625% due 02/15/2044	3,700	4,359
5.250% due 02/15/2029	400	538
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2024	2,100	2,027
1.750% due 01/15/2028	2,267	2,573
2.000% due 01/15/2026	1,447	1,662
2.375% due 01/15/2025	504	593
2.500% due 01/15/2029	1,648	2,052
3.875% due 04/15/2029	376	539

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Notes
1.750% due 05/15/2023 (j)	$100	$97
2.125% due 01/31/2021 (h)(j)	8,900	9,030
2.375% due 12/31/2020 (h)(j)	12,100	12,457
2.500% due 05/15/2024 (h)(j)	200	206

		36,133

Total United States (Cost $104,882)		109,554

VIRGIN ISLANDS (BRITISH) 0.0%

CORPORATE BONDS & NOTES 0.0%
GTL Trade Finance, Inc.
7.250% due 10/20/2017	$100	109

Total Virgin Islands (British) (Cost $105)		109

SHORT-TERM INSTRUMENTS 13.4%

CERTIFICATES OF DEPOSIT 0.6%
Intesa Sanpaolo SpA
1.610% due 04/11/2016	$1,700	1,704

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (f) 7.7%
			$23,223

SHORT-TERM NOTES 1.9%
Fannie Mae
0.071% due 04/27/2015		$2,500	2,499
Freddie Mac
0.071% due 04/09/2015 -04/10/2015		3,200	3,200

			5,699

MEXICO TREASURY BILLS 2.9%
3.592% due 02/05/2015 - 04/01/2015 (b)	MXN	129,100	8,720

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.3%
0.037% due 01/02/2015 - 02/26/2015 (b)(h)(j)	$1,005	$1,005

Total Short-Term Instruments (Cost $41,529)		40,351

Total Investments in Securities (Cost $319,965)		318,250

Total Investments 105.2% (Cost $319,965)		$318,250

Financial Derivative Instruments (g)(i) 0.7% (Cost or Premiums, net $(1,552))		2,103

Other Assets and Liabilities, net (5.9%)		(17,941)

Net Assets 100.0%		$302,412

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	01/31/2021	02/11/2014	$3,150	$3,159	1.04%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.150%	12/31/2014	01/02/2015	$22,900	U.S. Treasury Bonds 3.625% due 02/15/2044	$(23,685)	$22,900	$22,900
SSB	0.000%	12/31/2014	01/02/2015	323	Fannie Mae 2.260% due 10/17/2022	(331)	323	323

Total Repurchase Agreements						$(24,016)	$23,223	$23,223

(1)	Includes accrued interest.

As of December 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended December 31, 2014 was $4,957 at a weighted average interest rate of 0.264%.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	01/01/2045	$500	$(518)	$(521)
Fannie Mae	3.500%	02/01/2045	2,000	(2,074)	(2,078)
Fannie Mae	4.500%	01/01/2045	24,700	(26,756)	(26,810)
Fannie Mae	5.500%	01/01/2045	22,000	(24,627)	(24,611)

Total Short Sales				$(53,975)	$(54,020)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$22,900	$0	$0	$0	$22,900	$(23,685)	$(785)
SSB	323	0	0	0	323	(331)	(8)

Total Borrowings and Other Financing Transactions	$23,223	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond March Futures	Long	03/2015	41	$52	$37	$0
Call Options Strike @ EUR 152.500 on Euro-Bund 10-Year Bond March Futures	Long	02/2015	46	124	2	0
Call Options Strike @ EUR 153.500 on Euro-Bund 10-Year Bond March Futures	Short	02/2015	46	(100)	0	(1)
Call Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond March Futures	Short	02/2015	46	(62)	0	0
Canada Government 10-Year Bond March Futures	Short	03/2015	76	13	0	(40)
Euro-Bund 10-Year Bond March Futures	Long	03/2015	110	225	7	0
Euro-Buxl 30-Year Bond March Futures	Long	03/2015	1	1	0	0
U.S. Treasury 10-Year Note March Futures	Long	03/2015	37	6	8	0
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	24	94	7	0
U.S. Treasury Ultra Long-Term Bond March Futures	Long	03/2015	1	7	0	0
United Kingdom Long Gilt March Futures	Long	03/2015	24	124	22	0

Total Futures Contracts				$482	$83	$(41)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
CDX.IG-22 5-Year Index	(1.000%	)	06/20/2019	$	1,700	$(31)	$2	$0	$0
iTraxx Europe Senior 22 5-Year Index	(1.000%	)	12/20/2019	EUR	23,250	(455)	(101)	50	0

						$(486)	$(99)	$50	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-22 5-Year Index	1.000%	06/20/2019	$1,700	$31	$6	$0	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month PLN-WIBOR	2.250%	03/18/2025	PLN	700	$0	$2	$0	$0
Pay	3-Month PLN-WIBOR	2.250%	06/17/2025		700	0	2	0	0
Receive	3-Month USD-LIBOR	0.800%	09/25/2017	$	35,300	497	(9)	1	0
Pay	3-Month USD-LIBOR	3.000%	12/17/2024		600	40	2	1	0
Pay	3-Month USD-LIBOR	2.750%	06/17/2025		3,600	107	9	4	0
Pay	3-Month USD-LIBOR	3.500%	12/17/2034		4,400	630	252	7	0
Pay	3-Month USD-LIBOR	3.500%	12/17/2044		5,400	933	446	8	0
Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	5,700	270	271	21	0
Pay	6-Month AUD-BBR-BBSW	3.250%	12/17/2019		7,800	171	142	33	0
Pay	6-Month EUR-EURIBOR	0.500%	03/18/2020	EUR	12,000	85	159	2	0
Pay	6-Month EUR-EURIBOR	3.250%	09/21/2021		3,800	602	547	1	0
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2023		16,100	1,523	1,643	10	0
Receive	6-Month EUR-EURIBOR	1.250%	03/18/2025		17,400	(836)	(986)	0	(23)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		10,000	(1,612)	(1,402)	0	(39)
Receive	6-Month GBP-LIBOR	1.750%	12/17/2016	GBP	20,800	(365)	(431)	0	(8)
Receive	6-Month GBP-LIBOR	1.500%	12/17/2016		11,200	(203)	(143)	0	(5)
Receive	6-Month GBP-LIBOR	1.500%	03/18/2017		1,300	(20)	(23)	0	(1)
Receive	6-Month GBP-LIBOR	2.250%	12/17/2019		4,700	(291)	(279)	0	(12)
Pay	6-Month GBP-LIBOR	2.750%	03/18/2025		5,100	644	275	39	0
Receive	6-Month JPY-LIBOR	0.500%	09/17/2021	JPY	4,060,000	(453)	(134)	0	(8)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033		3,640,000	2,317	2,408	88	0
Pay	6-Month JPY-LIBOR	1.500%	12/20/2044		850,000	298	317	24	0
Pay	28-Day MXN-TIIE	4.300%	09/01/2016	MXN	294,300	(27)	(29)	3	0
Pay	28-Day MXN-TIIE	4.310%	09/06/2016		100,500	(9)	7	1	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		50,400	(45)	(14)	8	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021		58,600	(16)	(26)	15	0
Pay	28-Day MXN-TIIE	5.630%	07/07/2021		5,900	(1)	(1)	1	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		3,600	(2)	(1)	1	0
Pay	28-Day MXN-TIIE	5.620%	11/09/2021		10,000	(5)	(5)	3	0

						$4,232	$2,999	$271	$(96)

Total Swap Agreements						$3,777	$2,906	$321	$(96)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(h)	Securities with an aggregate market value of $2,302 and cash of $1,404 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$83	$321	$404	$0	$(41)	$(96)	$(137)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	02/2015	$		406		JPY	47,100	$0	$(12)

BOA	01/2015		BRL	11,409	$		4,295	3	0
	01/2015		EUR	1,080			1,342	36	0
	01/2015		ILS	2,371			634	25	0
	01/2015		PLN	4,499			1,329	60	0
	01/2015	$		4,312		BRL	11,409	9	(29)
	01/2015			3,697		EUR	2,977	0	(95)
	01/2015			48,963		JPY	5,775,070	0	(749)
	02/2015		MYR	7,139	$		2,180	150	0
	02/2015	$		360		INR	22,532	0	(7)
	02/2015			1,199		JPY	141,900	0	(14)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	02/2015	$		4,575		MYR	15,132	$0	$(273)
	07/2015		BRL	5,272	$		1,906	20	0

BPS	01/2015			15,393			5,813	23	0
	01/2015	$		5,925		BRL	15,393	0	(134)
	01/2015			19,570		EUR	16,046	0	(154)
	01/2015			2,037		ILS	7,896	0	(12)
	02/2015		EUR	15,285	$		18,635	134	0
	02/2015		MXN	59,719			4,407	367	0
	02/2015		MYR	1,252			380	24	0
	02/2015	$		400		INR	24,980	0	(9)
	07/2015		BRL	33,000	$		13,096	1,290	0

BRC	01/2015		PLN	7,019			2,068	88	0
	01/2015	$		240		ILS	912	0	(6)
	02/2015		MXN	10,372	$		765	63	0
	02/2015		MYR	1,252			380	24	0
	02/2015	$		595		BRL	1,540	0	(21)
	02/2015			5,296		INR	334,964	0	(47)
	02/2015			4,470		MXN	61,051	0	(340)
	02/2015			1,185		SEK	8,770	0	(60)
	04/2015		BRL	3,343	$		1,381	154	0

CBK	01/2015			13,174			5,598	640	0
	01/2015		EUR	23,383			29,154	859	0
	01/2015		PLN	1,209			355	14	0
	01/2015		SGD	6,070			4,686	106	0
	01/2015	$		4,967		BRL	13,174	0	(11)
	01/2015			1,661		EUR	1,335	0	(46)
	02/2015		MYR	2,446	$		745	50	0
	02/2015	$		3,409		GBP	2,172	0	(25)
	02/2015			1,355		MXN	19,798	0	(15)

DUB	01/2015		BRL	19,983	$		7,543	26	0
	01/2015	$		7,766		BRL	19,983	0	(249)
	01/2015			1,600		CNY	9,648	0	(36)
	01/2015			1,170		ILS	4,434	0	(33)
	02/2015		BRL	3,099	$		1,155	0	(2)
	02/2015		INR	65,852			1,046	14	0
	02/2015	$		139		BRL	367	0	(2)
	02/2015			1,735		DKK	10,285	0	(63)
	02/2015			48,282		JPY	5,775,070	0	(51)
	07/2015		BRL	19,983	$		7,365	217	0
	04/2016	$		500		CNY	2,965	0	(35)

FBF	01/2015		BRL	6,859	$		2,911	331	0
	01/2015	$		2,621		BRL	6,859	0	(40)
	02/2015		INR	57,688	$		917	13	0
	02/2015		MXN	3,556			246	6	0
	02/2015	$		4,587		JPY	555,500	53	0
	07/2015		BRL	3,870	$		1,418	33	0
	09/2015		CNY	27,062			4,228	0	(77)

GLM	01/2015		BRL	6,800			2,560	2	0
	01/2015		CNY	9,648			1,515	0	(49)
	01/2015		ILS	2,356			629	25	0
	01/2015		NZD	350			274	1	0
	01/2015		PLN	2,887			859	45	0
	01/2015	$		2,763		BRL	6,800	0	(205)
	02/2015		GBP	293	$		459	1	0
	02/2015		MXN	120,809			9,141	968	0
	02/2015		MYR	4,845			1,470	93	0
	02/2015	$		360		INR	22,540	0	(7)
	02/2015			15,470		JPY	1,875,618	195	0
	10/2015		BRL	7,400	$		2,794	214	0

HUS	01/2015		AUD	1,725			1,442	33	0
	01/2015		BRL	5,172			2,139	194	0
	01/2015		ILS	9,205			2,442	83	0
	01/2015	$		1,051		AUD	1,273	0	(11)
	01/2015			1,947		BRL	5,172	0	(1)
	01/2015			3,081		SGD	4,043	0	(31)
	01/2015		ZAR	2,321	$		205	5	0
	02/2015		BRL	886			330	0	(1)
	02/2015	$		1,916		CAD	2,173	0	(47)
	02/2015			110		INR	6,888	0	(2)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2015		MXN	5,054	$		349	$8	$0

JPM	01/2015		BRL	23,090			9,743	1,057	0
	01/2015	$		8,752		BRL	23,090	4	(70)
	01/2015			5,088		EUR	4,105	0	(121)
	01/2015			180		ILS	684	0	(5)
	02/2015		JPY	3,000,200	$		24,823	0	(234)
	02/2015		MYR	1,252			380	24	0
	02/2015	$		7,458		GBP	4,754	0	(51)
	02/2015			1,904		MXN	26,187	0	(132)
	07/2015		BRL	4,947	$		1,775	12	(7)
	09/2015		CNY	2,378			400	22	0
	04/2016			13,826			2,150	0	(20)
	04/2016	$		1,830		CNY	10,861	0	(125)

MSB	01/2015		AUD	1,861	$		1,588	69	0
	01/2015		BRL	7,030			2,637	14	(21)
	01/2015	$		2,646		BRL	7,030	0	(2)
	02/2015		BRL	1,614	$		602	0	0
	02/2015		MXN	10,689			756	33	0
	02/2015	$		13,380		JPY	1,559,278	0	(357)
	04/2015			2,227		BRL	6,136	25	0

NGF	01/2015		BRL	930	$		340	0	(10)
	01/2015	$		350		BRL	930	0	0

RBC	02/2015		MXN	53,246	$		3,815	213	0

RYL	09/2015	$		4,600		CNY	29,440	83	0

SOG	01/2015		PLN	12,516	$		3,728	196	0

UAG	01/2015		BRL	4,824			1,995	187	(7)
	01/2015	$		370		AUD	451	0	(2)
	01/2015			1,943		BRL	4,824	0	(128)
	01/2015			1,522		SGD	1,999	0	(14)
	02/2015		MYR	10,193	$		3,030	132	0
	02/2015	$		4,115		MYR	13,539	0	(266)
	03/2015		CHF	5,300	$		5,499	161	0
	10/2015		BRL	3,400			1,319	134	0

Total Forward Foreign Currency Contracts								$9,065	$(4,573)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC USD versus JPY	JPY	114.000	02/03/2015	$	2,900	$55	$144

FBF	Call - OTC USD versus JPY		114.000	02/03/2015		2,700	53	134

							$108	$278

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	11/26/2015	EUR	5,700	$93	$160

Total Purchased Options								$201	$438

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	03/18/2015	$	1,800	$(4)	$(1)

BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	1,300	(3)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		1,300	(2)	0

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		2,800	(5)	(3)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		1,500	(3)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		1,300	(3)	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015	EUR	1,900	$(1)	$(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		1,900	(4)	(2)

GST	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		1,400	(2)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		1,400	(4)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		500	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		3,100	(8)	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		1,700	(2)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		1,700	(5)	0

SOG	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		900	(2)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		900	(1)	0

							$ (50)	$(15)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	2.640	06/10/2015	$1,100	$(31)	$(71)
	Put - OTC USD versus JPY	JPY	93.000	09/08/2016	2,900	(52)	(17)
	Put - OTC USD versus JPY		80.000	02/28/2019	600	(27)	(8)

BPS	Call - OTC USD versus BRL	BRL	2.700	05/29/2015	1,700	(43)	(83)
	Call - OTC USD versus MXN	MXN	15.450	03/17/2015	1,400	(14)	(11)

BRC	Put - OTC USD versus JPY	JPY	94.750	04/21/2016	4,800	(143)	(20)

CBK	Call - OTC USD versus BRL	BRL	2.600	03/11/2015	1,100	(20)	(52)
	Call - OTC USD versus BRL		2.740	06/08/2015	1,600	(36)	(70)
	Call - OTC USD versus JPY	JPY	116.000	02/03/2015	2,900	(35)	(101)
	Call - OTC USD versus JPY		118.000	02/03/2015	2,900	(22)	(64)
	Put - OTC USD versus JPY		93.000	04/21/2016	4,600	(111)	(16)
	Put - OTC USD versus JPY		95.000	09/08/2016	4,500	(99)	(32)
	Put - OTC USD versus JPY		96.000	09/08/2016	1,300	(31)	(10)

DUB	Put - OTC USD versus JPY		92.000	05/19/2016	1,600	(37)	(6)

FBF	Call - OTC USD versus JPY		116.000	02/03/2015	2,700	(34)	(94)
	Call - OTC USD versus JPY		118.000	02/03/2015	2,700	(21)	(60)

GLM	Call - OTC USD versus BRL	BRL	2.650	05/29/2015	600	(18)	(35)
	Call - OTC USD versus BRL		2.710	06/02/2015	900	(27)	(43)
	Put - OTC USD versus JPY	JPY	91.000	02/18/2016	1,700	(38)	(4)

MSB	Call - OTC USD versus BRL	BRL	2.650	06/08/2015	500	(15)	(31)
	Call - OTC USD versus MXN	MXN	15.450	03/17/2015	1,600	(16)	(12)

UAG	Call - OTC USD versus BRL	BRL	2.640	06/15/2015	1,800	(49)	(118)

						$(919)	$(958)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.650%	01/22/2015	GBP	2,200	$(15)	$(35)
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.000%	01/22/2015		2,200	(13)	0
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.564%	11/26/2015	EUR	2,300	(94)	(186)

								$(122)	$(221)

Total Written Options								$(1,091)	$(1,194)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	179	$19,400	AUD	0	EUR	17,100	GBP	0	$(221)
Sales	846	113,900		2,600		30,900		4,400	(1,865)
Closing Buys	(22)	(5,900)		0		0		0	95
Expirations	(870)	(67,400)		(2,600)		(20,100)		0	762
Exercised	(133)	(12,700)		0		(2,000)		0	138

Balance at End of Period	0	$47,300	AUD	0	EUR	25,900	GBP	4,400	$(1,091)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Springleaf Finance Corp.	(1.370%	)	12/20/2017	2.133%	$ 100	$0	$2	$2	$0

BRC	WPP Group PLC	(3.750%	)	06/20/2017	0.145%	GBP 1,000	0	(140)	0	(140)

CBK	Royal Bank of Scotland Group PLC	(1.000%	)	12/20/2019	0.502%	EUR 500	(15)	0	0	(15)

GST	UST, Inc.	(0.720%	)	03/20/2018	0.080%	$ 1,000	0	(21)	0	(21)

MYC	Royal Bank of Scotland Group PLC	(1.000%	)	03/20/2020	0.525%	EUR 700	(22)	1	0	(21)

RYL	Cleveland Electric Illuminating Co.	(0.940%	)	06/20/2017	0.347%	$ 1,000	0	(15)	0	(15)

UAG	Mohawk Industries, Inc.	(1.550%	)	03/20/2016	0.096%	1,000	0	(18)	0	(18)

							$(37)	$(191)	$2	$(230)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Italy Government International Bond	1.000%	09/20/2019	1.155%	$	700	$1	$(6)	$0	$(5)

BRC	Brazil Government International Bond	1.000%	03/20/2023	2.397%		800	(43)	(35)	0	(78)

CBK	Brazil Government International Bond	1.000%	03/20/2016	0.995%		1,400	(13)	14	1	0
	Spain Government International Bond	1.000%	03/20/2019	0.713%		9,800	(175)	293	118	0

DUB	Italy Government International Bond	1.000%	09/20/2019	1.155%		400	1	(3)	0	(2)

GST	Greece Government International Bond	1.000%	12/20/2015	16.350%	EUR	1,000	(51)	(110)	0	(161)

HUS	Italy Government International Bond	1.000%	09/20/2019	1.155%	$	200	0	(2)	0	(2)

MYC	Brazil Government International Bond	1.000%	06/20/2019	1.777%		1,000	(22)	(10)	0	(32)
	Spain Government International Bond	1.000%	03/20/2019	0.713%		1,200	(24)	39	15	0

							$(326)	$180	$134	$(280)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
									Asset	Liability
CBK	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	EUR	6,200	$245	$(72)	$173	$0

GST	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019		700	24	(5)	19	0

							$ 269	$(77)	$192	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/ (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	6,200	$	8,176	$(478)	$(178)	$0	$(656)

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		3,600		4,747	(261)	(120)	0	(381)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		6,700		8,254	1	(129)	0	(128)

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		8,200		10,161	9	(224)	0	(215)

FBF	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2017	CHF	2,300		2,372	2	(56)	0	(54)

GLM	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	3,900		4,828	1	(99)	0	(98)

UAG	Floating rate equal to 3-Month CHF-LIBOR less 0.210% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016	CFH	1,500		1,555	48	(91)	1,512	(1,555)
	Floating rate equal to 3-Month CHF-LIBOR less 0.225% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016		2,300		2,384	76	(143)	2,317	(2,384)
	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016		1,500		1,555	45	(88)	1,512	(1,555)

								$(557)	$(1,128)	$5,341	$(7,026)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	1-Year BRL-CDI	11.500%	01/04/2021	BRL	5,500	$(34)	$65	$31	$0
	Receive	1-Year BRL-CDI	12.230%	01/04/2021		8,400	2	(34)	0	(32)

DUB	Receive	1-Year BRL-CDI	11.500%	01/04/2021		4,000	15	8	23	0
	Receive	1-Year BRL-CDI	12.230%	01/04/2021		7,500	9	(38)	0	(29)

UAG	Receive	1-Year BRL-CDI	12.230%	01/04/2021		2,500	2	(12)	0	(10)
	Pay	28-Day MXN-TIIE	5.010%	10/10/2019	MXN	15,100	(8)	(5)	0	(13)
	Pay	28-Day MXN-TIIE	5.630%	10/11/2021		7,300	3	(6)	0	(3)

							$(11)	$(22)	$54	$(87)

Total Swap Agreements							$(662)	$(1,238)	$5,723	$(7,623)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(i)	Securities with an aggregate market value of $2,009 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$0	$0	$0	$0	$(12)	$0	$0	$(12)	$(12)	$0	$(12)
BOA	303	0	2	305	(1,167)	(97)	0	(1,264)	(959)	897	(62)
BPS	1,838	0	31	1,869	(309)	(96)	(1,074)	(1,479)	390	(1,490)	(1,100)
BRC	329	0	0	329	(474)	(20)	(218)	(712)	(383)	544	161
CBK	1,669	144	292	2,105	(97)	(352)	(143)	(592)	1,513	(1,480)	33
DUB	257	0	23	280	(471)	(6)	(246)	(723)	(443)	0	(443)
FBF	436	134	0	570	(117)	(154)	(54)	(325)	245	(410)	(165)
GLM	1,544	160	0	1,704	(261)	(303)	(98)	(662)	1,042	(1,220)	(178)
GST	0	0	19	19	0	(2)	(182)	(184)	(165)	0	(165)
HUS	323	0	0	323	(93)	0	(2)	(95)	228	(270)	(42)
JPM	1,119	0	0	1,119	(765)	(2)	0	(767)	352	(485)	(133)
MSB	141	0	0	141	(380)	(43)	0	(423)	(282)	304	22
MYC	0	0	15	15	0	0	(53)	(53)	(38)	(19)	(57)
NGF	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
RBC	213	0	0	213	0	0	0	0	213	(260)	(47)
RYL	83	0	0	83	0	0	(15)	(15)	68	(325)	(257)
SOG	196	0	0	196	0	(1)	0	(1)	195	(20)	175
UAG	614	0	5,341	5,955	(417)	(118)	(5,538)	(6,073)	(118)	265	147

Total Over the Counter	$9,065	$438	$5,723	$15,226	$(4,573)	$(1,194)	$(7,623)	$(13,390)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$83	$83
Swap Agreements	0	50	0	0	271	321

	$0	$50	$0	$0	$354	$404

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,065	$0	$9,065
Purchased Options	0	0	0	278	160	438
Swap Agreements	0	328	0	5,341	54	5,723

	$0	$328	$0	$14,684	$214	$15,226

	$0	$378	$0	$14,684	$568	$15,630

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$41	$41
Swap Agreements	0	0	0	0	96	96

	$0	$0	$0	$0	$137	$137

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,573	$0	$4,573
Written Options	0	15	0	958	221	1,194
Swap Agreements	0	510	0	7,026	87	7,623

	$0	$525	$0	$12,557	$308	$13,390

	$0	$525	$0	$12,557	$445	$13,527

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(17)	$(17)
Written Options	0	0	0	0	274	274
Futures	0	0	0	0	1,084	1,084
Swap Agreements	0	(6,123)	0	0	(680)	(6,803)

	$0	$(6,123)	$0	$0	$661	$(5,462)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,093)	$0	$(5,093)
Purchased Options	0	0	0	(45)	(3)	(48)
Written Options	0	2	0	308	206	516
Swap Agreements	0	2,320	0	(2,171)	(623)	(474)

	$0	$2,322	$0	$(7,001)	$(420)	$(5,099)

	$0	$(3,801)	$0	$(7,001)	$241	$(10,561)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$7	$7
Written Options	0	0	0	0	(1)	(1)
Futures	0	0	0	0	871	871
Swap Agreements	0	5,210	0	0	1,038	6,248

	$0	$5,210	$0	$0	$1,915	$7,125

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,232	$0	$6,232
Purchased Options	0	0	0	170	66	236
Written Options	0	34	0	(39)	(227)	(232)
Swap Agreements	0	(1,038)	0	(1,128)	1,432	(734)

	$0	$(1,004)	$0	$5,235	$1,271	$5,502

	$0	$4,206	$0	$5,235	$3,186	$12,627

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Australia
Mortgage-Backed Securities	$0	$347	$0	$347
Sovereign Issues	0	1,238	0	1,238
Bermuda
Bank Loan Obligations	0	0	3,159	3,159
Brazil
Corporate Bonds & Notes	0	3,536	0	3,536
Sovereign Issues	0	20,387	0	20,387
Canada
Sovereign Issues	0	2,391	0	2,391
Cayman Islands
Asset-Backed Securities	0	1,890	0	1,890
France
Sovereign Issues	0	13,767	0	13,767
Germany
Corporate Bonds & Notes	0	4,944	0	4,944
Sovereign Issues	0	2,321	0	2,321
Greece
Corporate Bonds & Notes	0	372	0	372
Sovereign Issues	0	658	0	658
Guernsey, Channel Islands
Corporate Bonds & Notes	0	362	0	362
Ireland
Corporate Bonds & Notes	0	2,267	0	2,267
Italy
Asset-Backed Securities	0	31	0	31
Corporate Bonds & Notes	0	2,104	0	2,104
Mortgage-Backed Securities	0	1,266	0	1,266
Sovereign Issues	0	34,031	0	34,031
Mexico
Corporate Bonds & Notes	0	2,322	0	2,322
Sovereign Issues	0	1,230	0	1,230
Netherlands
Corporate Bonds & Notes	0	4,071	0	4,071
Norway
Corporate Bonds & Notes	0	2,168	0	2,168
Poland
Sovereign Issues	0	8,004	0	8,004
Portugal
Corporate Bonds & Notes	0	717	0	717
Qatar
Corporate Bonds & Notes	0	1,616	0	1,616
Sovereign Issues	0	2,406	0	2,406
Slovenia
Sovereign Issues	0	6,321	0	6,321
South Korea
Sovereign Issues	0	3,607	0	3,607

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Spain
Corporate Bonds & Notes	$0	$2,455	$0	$2,455
Sovereign Issues	0	22,577	0	22,577
Supranational
Corporate Bonds & Notes	0	371	0	371
United Arab Emirates
Sovereign Issues	0	1,687	0	1,687
United Kingdom
Corporate Bonds & Notes	0	1,631	0	1,631
Sovereign Issues	0	11,982	0	11,982
United States
Asset-Backed Securities	0	8,025	0	8,025
Bank Loan Obligations	0	2,343	0	2,343
Corporate Bonds & Notes	0	10,518	1,319	11,837
Mortgage-Backed Securities	0	25,147	1,420	26,567
Municipal Bonds & Notes	0	1,902	0	1,902
Preferred Securities	88	0	0	88
U.S. Government Agencies	0	22,659	0	22,659
U.S. Treasury Obligations	0	36,133	0	36,133
Virgin Islands (British)
Corporate Bonds & Notes	0	109	0	109
Short-Term Instruments
Certificates of Deposit	0	1,704	0	1,704
Repurchase Agreements	0	23,223	0	23,223
Short-Term Notes	0	5,699	0	5,699
Mexico Treasury Bills	0	8,720	0	8,720
U.S. Treasury Bills	0	1,005	0	1,005

Total Investments	$88	$312,264	$5,898	$318,250

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(54,020)	$0	$(54,020)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	83	321	0	404
Over the counter	0	15,226	0	15,226
	$83	$15,547	$0	$15,630

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(41)	(96)	0	(137)
Over the counter	0	(13,390)	0	(13,390)
	$(41)	$(13,486)	$0	$(13,527)

Totals	$130	$260,305	$5,898	$266,333

There were no significant transfers between Level 1 and 2 during the period ended December 31, 2014.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2014:

Category and Subcategory	Beginning Balance at 12/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2014 (1)
Investments in Securities, at Value
Bermuda
Bank Loan Obligations	$0	$3,255	$(103)	$(2)	$(1)	$10	$0	$0	$3,159	$10
Guernsey, Channel Islands
Corporate Bonds & Notes	381	0	(26)	0	0	7	0	(362)	0	0
United States
Corporate Bonds & Notes	1,650	0	(257)	(7)	(2)	(65)	0	0	1,319	(32)
Mortgage-Backed Securities	3,684	0	(757)	(6)	40	47	113	(1,701)	1,420	38
Preferred Securities	410	0	(580)	0	(42)	212	0	0	0	0

Totals	$6,125	$3,255	$(1,723)	$(15)	$(5)	$211	$113	$(2,063)	$5,898	$16

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bermuda
Bank Loan Obligations	$3,159	Benchmark Pricing	Base Price	101.00
United States
Corporate Bonds & Notes	1,319	Third Party Vendor	Broker Quote	110.00-111.43
Mortgage-Backed Securities	1,307	Benchmark Pricing	Base Price	94.88
	113	Third Party Vendor	Broker Quote	78.38

Total	$5,898

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The

ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.
■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the

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Notes to Financial Statements (Cont.)

overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the

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prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2014, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at December 31, 2014 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association

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Notes to Financial Statements (Cont.)

(“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the

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securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to

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Notes to Financial Statements (Cont.)

be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate

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of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any

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Notes to Financial Statements (Cont.)

recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically

ANNUAL REPORT	DECEMBER 31, 2014	37

Notes to Financial Statements (Cont.)

pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification

ANNUAL REPORT	DECEMBER 31, 2014	39

Notes to Financial Statements (Cont.)

clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,139,213	$1,155,266	$342,413	$289,483

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	144	$1,809	116	$1,512
Administrative Class	3,647	46,145	5,777	74,773
Advisor Class	713	9,021	553	7,097
Issued as reinvestment of distributions
Institutional Class	31	377	9	118
Administrative Class	1,177	14,476	492	6,320
Advisor Class	167	2,056	48	609
Cost of shares redeemed
Institutional Class	(98)	(1,222)	(121)	(1,562)
Administrative Class	(6,029)	(76,039)	(16,789)	(215,370)
Advisor Class	(666)	(8,376)	(490)	(6,312)
Net (decrease) resulting from Portfolio share transactions	(914)	$(11,753)	(10,405)	$(132,815)

As of December 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 83% of the Portfolio. One shareholder is a related party and comprises 33% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$—	$(840)	$(1,550)	$—	$(494)	$(1,157)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Lehman securities, Treasury Inflation-Protected securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$321,461	$8,524	$(11,735)	$(3,211)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$3,142	$13,461	$306
12/31/2013	$2,276	$4,772	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BOS	Banc of America Securities LLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	ILS	Israeli Shekel	PLN	Polish Zloty
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
BBR	Bank Bill Rate	CLO	Collateralized Loan Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2014	43

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

0.08%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.08%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

44	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2014	45

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

46	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2014	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

ANNUAL REPORT	DECEMBER 31, 2014	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

ANNUAL REPORT	DECEMBER 31, 2014	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT28AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Global Bond Portfolio (Unhedged)

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be

4	PIMCO VARIABLE INSURANCE TRUST

prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

United States	34.4%
Short-Term Instruments	12.7%
Italy	11.8%
Spain	7.9%
Brazil	7.5%
Other	25.7%
†	% of Investments, at value as of 12/31/14

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	Class Inception (10/31/2006)
PIMCO Global Bond Portfolio (Unhedged) Advisor Class	2.16%	3.65%	5.26%
JPMorgan GBI Global FX NY Index Unhedged in USD±	0.79%	2.11%	4.34%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.03% for Advisor Class shares.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$963.00	$1,020.22
Expenses Paid During Period†	$5.02	$5.17
Net Annualized Expense Ratio	1.01%	1.01%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, and may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro), or U.S. dollar.

»	Positions in non-Agency mortgage-backed securities contributed to performance as spreads on these securities tightened over the reporting period.

»	An overweight to the long-end of the Japanese yield curve contributed to performance as Japanese sovereign yields declined over the reporting period.

»

An overweight to duration (or sensitivity to changes in market interest rates) in Italy and Spain during most of the reporting period contributed to relative performance as European sovereign peripheral spreads tightened over this period.

»	Exposure to Brazilian local bonds and an overweight to Mexican local duration during most of the reporting period contributed to performance as yields declined over this period.

»	An underweight to the Japanese yen and the euro during most of the reporting period contributed to performance as these currencies depreciated versus the U.S. dollar over this period.

»	An underweight to core European duration detracted from performance as German bund yields declined over the reporting period.

»	An underweight to duration in the U.K. detracted from performance as U.K. gilt yields declined over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Advisor Class
Net asset value beginning of year	$12.34	$13.72	$13.83	$13.49	$12.72
Net investment income (a)	0.32	0.33	0.41	0.47	0.44
Net realized/unrealized gain (loss)	(0.05)	(1.50)	0.53	0.53	1.01
Net increase (decrease) from investment operations	0.27	(1.17)	0.94	1.00	1.45
Dividends from net investment income	(0.29)	(0.12)	(0.22)	(0.35)	(0.35)
Distributions from net realized capital gains	(0.36)	(0.09)	(0.83)	(0.31)	(0.33)
Tax basis return of capital	(0.01)	0.00	0.00	0.00	0.00
Total distributions	(0.66)	(0.21)	(1.05)	(0.66)	(0.68)
Net asset value end of year	$11.95	$12.34	$13.72	$13.83	$13.49
Total return	2.16%	(8.57)%	6.85%	7.45%	11.53%
Net assets end of year (000s)	$38,067	$36,679	$39,269	$41,899	$34,823
Ratio of expenses to average net assets	1.01%	1.03%	1.01%	1.00%	1.01%
Ratio of expenses to average net assets excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	2.51%	2.55%	2.91%	3.38%	3.33%
Portfolio turnover rate	496%	335%	362%	506%	849%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$318,250
Financial Derivative Instruments
Exchange-traded or centrally cleared	404
Over the counter	15,226
Cash	15
Deposits with counterparty	1,404
Foreign currency, at value	1,426
Receivable for investments sold	95,759
Receivable for Portfolio shares sold	712
Interest and dividends receivable	3,153
436,349

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$54,020
Financial Derivative Instruments
Exchange-traded or centrally cleared	137
Over the counter	13,390
Payable for investments purchased	59,919
Deposits from counterparty	5,960
Payable for Portfolio shares redeemed	266
Accrued investment advisory fees	67
Accrued supervisory and administrative fees	133
Accrued distribution fees	8
Accrued servicing fees	34
Other liabilities	3
133,937

Net Assets	$302,412

Net Assets Consist of:
Paid in capital	$306,452
(Overdistributed) net investment income	(8,084)
Accumulated net realized (loss)	(1,718)
Net unrealized appreciation	5,762
$302,412

Net Assets:
Institutional Class	$6,757
Administrative Class	257,588
Advisor Class	38,067

Shares Issued and Outstanding:
Institutional Class	566
Administrative Class	21,562
Advisor Class	3,186

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.95
Administrative Class	11.95
Advisor Class	11.95

Cost of Investments in securities	$319,965
Cost of Foreign Currency Held	$1,428
Proceeds Received on Short Sales	$53,975
Cost or Premiums of Financial Derivative Instruments, net	$(1,552)

* Includes repurchase agreements of:	$23,223

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$11,327
Dividends	11
Total Income	11,338

Expenses:
Investment advisory fees	807
Supervisory and administrative fees	1,614
Servicing fees - Administrative Class	416
Distribution and/or servicing fees - Advisor Class	97
Trustee fees	4
Interest expense	18
Total Expenses	2,956

Net Investment Income	8,382

Net Realized Gain (Loss):
Investments in securities	(730)
Exchange-traded or centrally cleared financial derivative instruments	(5,462)
Over the counter financial derivative instruments	(5,099)
Foreign currency	2,408
Net Realized (Loss)	(8,883)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(5,877)
Exchange-traded or centrally cleared financial derivative instruments	7,125
Over the counter financial derivative instruments	5,502
Foreign currency assets and liabilities	1,107
Net Change in Unrealized Appreciation	7,857
Net (Loss)	(1,026)

Net Increase in Net Assets Resulting from Operations	$7,356

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$8,382	$11,820
Net realized (loss)	(8,883)	(18,176)
Net change in unrealized appreciation (depreciation)	7,857	(32,810)
Net increase (decrease) resulting from operations	7,356	(39,166)

Distributions to Shareholders:
From net investment income
Institutional Class	(167)	(76)
Administrative Class	(6,573)	(4,338)
Advisor Class	(888)	(352)
From net realized capital gains
Institutional Class	(204)	(42)
Administrative Class	(7,640)	(1,983)
Advisor Class	(1,131)	(257)
Tax basis return of capital
Institutional Class	(6)	0
Administrative Class	(263)	0
Advisor Class	(37)	0

Total Distributions	(16,909)	(7,048)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(11,753)	(132,815)

Total (decrease) in Net Assets	(21,306)	(179,029)

Net Assets:
Beginning of year	323,718	502,747
End of year*	$302,412	$323,718

* Including (overdistributed) net investment income of:	$(8,084)	$(973)

**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged)

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.2%

AUSTRALIA 0.5%

MORTGAGE-BACKED SECURITIES 0.1%
Puma Finance Pty. Ltd.
0.371% due 02/21/2038		$102	$101
3.055% due 08/22/2037	AUD	142	116
Torrens Trust
3.062% due 10/19/2038		159	130

			347

SOVEREIGN ISSUES 0.4%
New South Wales Treasury Corp.
4.000% due 05/20/2026		600	524
Queensland Treasury Corp.
4.250% due 07/21/2023		800	714

			1,238

Total Australia (Cost $1,719)			1,585

BERMUDA 1.0%

BANK LOAN OBLIGATIONS 1.0%
Rise Ltd.
4.750% due 01/31/2021 (e)		$3,128	3,159

Total Bermuda (Cost $3,150)			3,159

BRAZIL 7.9%

CORPORATE BONDS & NOTES 1.2%
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$200	204
4.500% due 04/06/2015		1,100	1,109
Banco Votorantim S.A.
5.250% due 02/11/2016		100	102
CSN Islands Corp.
6.875% due 09/21/2019		200	187
Petrobras Global Finance BV
3.123% due 03/17/2020		1,100	996
4.875% due 03/17/2020		1,000	938

			3,536

SOVEREIGN ISSUES 6.7%
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	33,000	11,715
0.000% due 10/01/2015		10,800	3,712
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		1,600	545
10.000% due 01/01/2025		13,400	4,415

			20,387

Total Brazil (Cost $27,565)			23,923

CANADA 0.8%

SOVEREIGN ISSUES 0.8%
Province of Ontario
3.450% due 06/02/2045	CAD	400	356
3.500% due 06/02/2024		2,200	2,035

Total Canada (Cost $2,488)			2,391

CAYMAN ISLANDS 0.6%

ASSET-BACKED SECURITIES 0.6%
Gallatin CLO Ltd.
1.501% due 07/15/2023		$800	799

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Golden Knight CDO Ltd.
0.471% due 04/15/2019		$295	$294
Octagon Investment Partners Ltd.
1.502% due 05/05/2023		800	797

Total Cayman Islands (Cost $1,893)			1,890

FRANCE 4.6%

SOVEREIGN ISSUES 4.6%
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$1,700	1,820
France Government Bond
1.750% due 11/25/2024	EUR	2,200	2,897
3.250% due 05/25/2045		800	1,270
4.500% due 04/25/2041		4,100	7,780

Total France (Cost $12,926)			13,767

GERMANY 2.4%

CORPORATE BONDS & NOTES 1.6%
FMS Wertmanagement AoeR
2.750% due 06/03/2016	EUR	3,600	4,527
Landwirtschaftliche Rentenbank
5.375% due 04/23/2024	NZD	500	417

			4,944

SOVEREIGN ISSUES 0.8%
Free State of Bavaria
3.500% due 01/27/2016	EUR	749	940
State of Berlin
3.000% due 03/29/2016		1,100	1,381

			2,321

Total Germany (Cost $7,711)			7,265

GREECE 0.3%

CORPORATE BONDS & NOTES 0.1%
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	300	372

SOVEREIGN ISSUES 0.2%
Republic of Greece Government Bond
5.000% due 08/22/2016	JPY	90,000	658

Total Greece (Cost $1,236)			1,030

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$350	362

Total Guernsey, Channel Islands (Cost $350)			362

IRELAND 0.8%

CORPORATE BONDS & NOTES 0.8%
Depfa ACS Bank
3.875% due 11/14/2016	EUR	200	259
4.375% due 01/15/2015		900	1,090
German Postal Pensions Securitisation PLC
4.250% due 01/18/2017		700	918

Total Ireland (Cost $2,466)			2,267

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ITALY 12.4%

ASSET-BACKED SECURITIES 0.0%
Locat Securitisation Vehicle SRL
0.243% due 12/12/2028	EUR	26	$31

CORPORATE BONDS & NOTES 0.7%
Banca Carige SpA
3.875% due 10/24/2018		1,200	1,599
Banco Popolare SC
3.500% due 03/14/2019		400	505

			2,104

MORTGAGE-BACKED SECURITIES 0.4%
Claris ABS
0.538% due 10/31/2060		1,056	1,266

SOVEREIGN ISSUES 11.3%
Italy Buoni Poliennali Del Tesoro
3.750% due 09/01/2024		8,200	11,582
4.500% due 05/01/2023		3,200	4,722
4.500% due 03/01/2024		500	745
4.750% due 08/01/2023		6,100	9,175
4.750% due 09/01/2044		2,100	3,294
5.500% due 09/01/2022		700	1,088
5.500% due 11/01/2022		2,200	3,425

			34,031

Total Italy (Cost $37,985)			37,432

MEXICO 1.2%

CORPORATE BONDS & NOTES 0.8%
America Movil S.A.B. de C.V.
3.625% due 03/30/2015		$1,500	1,510
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		800	812

			2,322

SOVEREIGN ISSUES 0.4%
Mexico Government International Bond
7.500% due 06/03/2027	MXN	15,700	1,190
10.000% due 12/05/2024		450	40

			1,230

Total Mexico (Cost $3,731)			3,552

NETHERLANDS 1.3%

CORPORATE BONDS & NOTES 1.3%
GMAC International Finance BV
7.500% due 04/21/2015	EUR	900	1,107
Schaeffler Holding Finance BV (6.875% Cash or 6.875% PIK)
6.875% due 08/15/2018 (a)		2,100	2,649
Waha Aerospace BV
3.925% due 07/28/2020		$300	315

Total Netherlands (Cost $4,555)			4,071

NORWAY 0.7%

CORPORATE BONDS & NOTES 0.7%
Eksportfinans ASA
2.000% due 09/15/2015		$800	802
2.375% due 05/25/2016		200	201
5.500% due 05/25/2016		500	524

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 06/26/2017		$600	$641

Total Norway (Cost $2,084)			2,168

POLAND 2.6%

SOVEREIGN ISSUES 2.6%
Poland Government International Bond
3.250% due 07/25/2025	PLN	20,600	6,222
4.000% due 10/25/2023		5,600	1,782

Total Poland (Cost $8,319)			8,004

PORTUGAL 0.2%

CORPORATE BONDS & NOTES 0.2%
Novo Banco S.A.
5.000% due 05/14/2019	EUR	600	717

Total Portugal (Cost $779)			717

QATAR 1.3%

CORPORATE BONDS & NOTES 0.5%
Qatari Diar Finance Co.
3.500% due 07/21/2015		$1,600	1,616

SOVEREIGN ISSUES 0.8%
Qatar Government International Bond
4.000% due 01/20/2015		2,400	2,406

Total Qatar (Cost $4,006)			4,022

SLOVENIA 2.1%

SOVEREIGN ISSUES 2.1%
Slovenia Government International Bond
4.125% due 01/26/2020	EUR	4,600	6,321

Total Slovenia (Cost $6,406)			6,321

SOUTH KOREA 1.2%

SOVEREIGN ISSUES 1.2%
Export-Import Bank of Korea
4.125% due 09/09/2015		$500	511
5.875% due 01/14/2015		1,900	1,902
6.460% due 02/27/2017	MXN	5,000	347
Republic of Korea
7.125% due 04/16/2019		$700	847

Total South Korea (Cost $3,575)			3,607

SPAIN 8.3%

CORPORATE BONDS & NOTES 0.8%
BPE Financiaciones S.A.
2.875% due 05/19/2016	EUR	100	124
Pitch1
5.125% due 07/20/2022		1,500	2,331

			2,455

SOVEREIGN ISSUES 7.5%
Autonomous Community of Catalonia
4.950% due 02/11/2020		1,000	1,347
Spain Government International Bond
2.750% due 10/31/2024		5,700	7,611
3.800% due 04/30/2024		1,100	1,593
4.800% due 01/31/2024		300	465

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.400% due 01/31/2023	EUR	7,300	$11,561

			22,577

Total Spain (Cost $25,611)			25,032

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%
European Investment Bank
0.500% due 07/21/2023	AUD	600	371

Total Supranational (Cost $403)			371

UNITED ARAB EMIRATES 0.6%

SOVEREIGN ISSUES 0.6%
Emirate of Abu Dhabi Government International Bond
6.750% due 04/08/2019		$1,400	1,687

Total United Arab Emirates (Cost $1,482)			1,687

UNITED KINGDOM 4.5%

CORPORATE BONDS & NOTES 0.5%
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	400	475
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	600	1,156

			1,631

SOVEREIGN ISSUES 4.0%
United Kingdom Gilt
2.750% due 09/07/2024		300	509
3.250% due 01/22/2044		3,300	5,931
3.500% due 01/22/2045		1,500	2,823
4.250% due 12/07/2040		1,300	2,719

			11,982

Total United Kingdom (Cost $13,009)			13,613

UNITED STATES 36.3%

ASSET-BACKED SECURITIES 2.7%
Amortizing Residential Collateral Trust
0.750% due 07/25/2032		$1	1
0.870% due 10/25/2031		2	1
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031		1,574	1,761
Countrywide Asset-Backed Certificates
0.570% due 08/25/2034		154	143
Countrywide Asset-Backed Certificates Trust
0.620% due 04/25/2036		1,000	863
Credit Suisse First Boston Mortgage Securities Corp.
0.775% due 01/25/2032		1	1
Credit-Based Asset Servicing and Securitization LLC
0.215% due 11/25/2036		24	14
EMC Mortgage Loan Trust
0.620% due 05/25/2043		377	360
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^		177	97
JPMorgan Mortgage Acquisition Trust
0.450% due 03/25/2047		1,632	896
Morgan Stanley ABS Capital, Inc. Trust
0.280% due 03/25/2037		1,312	745
0.420% due 08/25/2036		3,233	2,089
0.970% due 07/25/2037		1,004	976
SACO, Inc.
0.570% due 04/25/2035		9	8

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Securitized Asset-Backed Receivables LLC Trust
0.220% due 12/25/2036	$9	$5
SLC Student Loan Trust
0.691% due 06/15/2017	2	2
SLM Student Loan Trust
0.441% due 12/17/2018	19	19
Structured Asset Securities Corp. Mortgage Loan Trust
1.656% due 04/25/2035	19	19
Washington Mutual Asset-Backed Certificates Trust
0.215% due 10/25/2036	49	25

		8,025

BANK LOAN OBLIGATIONS 0.8%
H.J. Heinz Co.
3.500% due 06/05/2020	1,539	1,533
HCA, Inc.
2.669% due 05/02/2016	813	810

		2,343

CORPORATE BONDS & NOTES 3.9%
Ally Financial, Inc.
4.625% due 06/26/2015	200	202
Bank of America Corp.
5.750% due 12/01/2017	200	221
7.625% due 06/01/2019	1,400	1,694
Bank of America N.A.
0.541% due 06/15/2017	1,300	1,282
Bear Stearns Cos. LLC
7.250% due 02/01/2018	1,000	1,153
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017	520	561
Continental Airlines Pass-Through Trust
9.000% due 01/08/2018	746	821
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020	100	113
International Lease Finance Corp.
5.750% due 05/15/2016	500	520
8.625% due 09/15/2015	900	940
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	1,000	1,111
Kraft Foods Group, Inc.
6.125% due 08/23/2018	500	572
Lehman Brothers Holdings, Inc.
1.000% due 05/02/2018 ^	800	120
Mohawk Industries, Inc.
6.125% due 01/15/2016	778	815
Penske Truck Leasing Co.
LP 3.125% due 05/11/2015	800	806
Southwestern Energy Co.
4.100% due 03/15/2022	300	295
7.500% due 02/01/2018	100	113
UAL Pass-Through Trust
10.400% due 05/01/2018	447	498

		11,837

MORTGAGE-BACKED SECURITIES 8.8%
Adjustable Rate Mortgage Trust
2.758% due 09/25/2035	27	24
American Home Mortgage Assets Trust
0.360% due 05/25/2046 ^	371	269
0.380% due 10/25/2046	478	325
Banc of America Funding Trust
2.640% due 02/20/2036	412	410
2.921% due 10/20/2046 ^	154	117
5.500% due 01/25/2036	570	593

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BCAP LLC Trust
0.340% due 01/25/2037 ^	$347	$278
5.250% due 04/26/2037	1,801	1,701
Bear Stearns Adjustable Rate Mortgage Trust
2.190% due 08/25/2035	113	114
2.468% due 10/25/2033	16	16
2.475% due 08/25/2033	18	18
2.482% due 05/25/2034	15	14
2.515% due 03/25/2035	36	37
2.647% due 05/25/2034	52	50
2.955% due 05/25/2047 ^	458	395
3.013% due 11/25/2034	12	12
Bear Stearns ALT-A Trust
2.612% due 09/25/2035	176	151
2.667% due 11/25/2035 ^	209	165
2.677% due 08/25/2036 ^	259	190
Bear Stearns Structured Products, Inc.
2.337% due 12/26/2046	145	113
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.350% due 07/25/2036	96	85
Citigroup Commercial Mortgage Trust
0.911% due 06/15/2033	1,600	1,604
5.710% due 12/10/2049	400	402
Citigroup Mortgage Loan Trust, Inc.
2.280% due 09/25/2035	59	59
2.500% due 10/25/2035	1,449	1,441
Countrywide Alternative Loan Trust
0.340% due 01/25/2037 ^	618	585
0.345% due 02/20/2047	309	231
0.360% due 12/20/2046	613	469
0.375% due 03/20/2046	181	144
0.375% due 07/20/2046 ^	388	271
0.450% due 02/25/2037	234	185
0.520% due 05/25/2037 ^	98	62
1.613% due 11/25/2035	45	38
2.153% due 11/25/2035	46	39
5.250% due 06/25/2035 ^	34	31
5.299% due 11/25/2035 ^	375	305
6.000% due 04/25/2037 ^	84	63
6.000% due 02/25/2047	865	746
6.250% due 08/25/2037 ^	44	37
6.500% due 06/25/2036 ^	222	180
Countrywide Home Loan Mortgage Pass-Through Trust
0.400% due 05/25/2035	102	87
0.460% due 04/25/2035	31	25
0.490% due 03/25/2035	130	105
0.500% due 02/25/2035	11	10
0.770% due 03/25/2035	594	537
0.930% due 09/25/2034	12	11
2.330% due 02/20/2036	559	480
2.418% due 11/25/2034	28	27
2.522% due 11/19/2033	24	24
2.589% due 08/25/2034	9	8
2.629% due 05/25/2047	159	125
5.500% due 10/25/2035	159	154
Credit Suisse First Boston Mortgage Securities Corp.
2.472% due 08/25/2033	26	26
6.500% due 04/25/2033	1	1
Credit Suisse Mortgage Capital Certificates
6.500% due 07/26/2036	152	87
Deutsche ALT-B Securities, Inc.
5.886% due 10/25/2036 ^	436	363
First Horizon Mortgage Pass-Through Trust
6.250% due 08/25/2017	2	2
Greenpoint Mortgage Funding Trust
0.440% due 11/25/2045	12	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSR Mortgage Loan Trust
1.890% due 03/25/2033	$13	$13
2.216% due 06/25/2034	7	7
2.669% due 09/25/2035	337	339
HarborView Mortgage Loan Trust
0.904% due 02/19/2034	1	1
0.963% due 12/19/2036 ^	189	156
2.483% due 05/19/2033	29	29
IndyMac Mortgage Loan Trust
4.533% due 09/25/2035	339	295
JPMorgan Mortgage Trust
1.990% due 11/25/2033	15	15
2.576% due 07/25/2035	162	165
2.581% due 07/25/2035	188	188
2.636% due 02/25/2035	13	13
2.695% due 01/25/2037	407	375
Luminent Mortgage Trust
0.410% due 04/25/2036	679	453
MASTR Adjustable Rate Mortgages Trust
2.420% due 05/25/2034	917	898
MASTR Alternative Loan Trust
0.570% due 03/25/2036	57	16
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.601% due 12/15/2030	10	10
Merrill Lynch Mortgage Investors Trust
0.380% due 02/25/2036	153	142
0.420% due 08/25/2036	21	20
2.221% due 02/25/2033	19	18
2.475% due 02/25/2036	100	94
Merrill Lynch Mortgage-Backed Securities Trust
2.797% due 04/25/2037 ^	14	12
Nomura Asset Acceptance Corp.
2.655% due 10/25/2035	28	25
Residential Accredit Loans, Inc. Trust
0.320% due 02/25/2047	185	107
0.350% due 06/25/2046	493	224
0.380% due 04/25/2046	210	107
6.000% due 12/25/2036 ^	678	559
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035 ^	206	194
RiverView HECM Trust
0.230% due 07/25/2047	1,378	1,307
Structured Adjustable Rate Mortgage Loan Trust
2.467% due 04/25/2034	48	48
2.523% due 09/25/2034	44	43
2.573% due 02/25/2034	19	19
Structured Asset Mortgage Investments Trust
0.360% due 07/25/2046	587	473
0.380% due 05/25/2046	125	94
0.390% due 05/25/2036	599	448
0.390% due 09/25/2047	595	476
0.414% due 07/19/2035	347	334
0.450% due 02/25/2036	690	558
0.744% due 07/19/2034	5	5
0.864% due 03/19/2034	9	9
Suntrust Alternative Loan Trust
0.820% due 12/25/2035 ^	1,467	1,143
WaMu Mortgage Pass-Through Certificates Trust
0.440% due 12/25/2045	68	65
0.480% due 01/25/2045	10	10
0.490% due 01/25/2045	10	10
0.813% due 02/25/2047	522	427
1.513% due 08/25/2042	7	6
1.822% due 01/25/2037 ^	41	35
2.017% due 12/25/2036 ^	8	7
2.163% due 07/25/2046	237	215

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.195% due 12/25/2036 ^	$61	$55
2.402% due 02/25/2033	145	144
2.407% due 06/25/2037	102	91
2.419% due 03/25/2034	43	44
2.443% due 06/25/2033	14	14
Washington Mutual Mortgage Pass-Through Certificates Trust
1.053% due 07/25/2046 ^	78	46
6.000% due 06/25/2037 ^	1,501	1,319
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037	626	571
Wells Fargo Mortgage-Backed Securities Trust
2.607% due 04/25/2036	26	26

		26,567

MUNICIPAL BONDS & NOTES 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,210	1,902

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp. CPI Linked Security
3.658% due 03/15/2017	500	13
3.708% due 01/16/2018	3,100	75

		88

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 7.5%
Fannie Mae
0.290% due 03/25/2034	$10	10
0.320% due 08/25/2034	7	7
0.507% due 01/25/2017	1,176	1,177
1.777% due 10/01/2034	3	3
2.002% due 12/01/2034	8	9
2.485% due 11/01/2034	61	66
3.000% due 08/01/2042 - 08/01/2043	351	355
3.500% due 01/01/2030	19,000	20,069
5.500% due 05/01/2047	27	29
6.000% due 07/25/2044	32	36
Freddie Mac
0.450% due 09/25/2031	28	26
1.315% due 10/25/2044	59	60
2.366% due 02/01/2029	6	6
2.399% due 04/01/2037	68	72
6.000% due 04/15/2036	626	703
Ginnie Mae
1.625% due 11/20/2024	2	2
6.000% due 09/20/2038	27	29

		22,659

U.S. TREASURY OBLIGATIONS 12.0%
U.S. Treasury Bonds
3.625% due 02/15/2044	3,700	4,359
5.250% due 02/15/2029	400	538
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2024	2,100	2,027
1.750% due 01/15/2028	2,267	2,573
2.000% due 01/15/2026	1,447	1,662
2.375% due 01/15/2025	504	593
2.500% due 01/15/2029	1,648	2,052
3.875% due 04/15/2029	376	539

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Notes
1.750% due 05/15/2023 (j)	$100	$97
2.125% due 01/31/2021 (h)(j)	8,900	9,030
2.375% due 12/31/2020 (h)(j)	12,100	12,457
2.500% due 05/15/2024 (h)(j)	200	206

		36,133

Total United States (Cost $104,882)		109,554

VIRGIN ISLANDS (BRITISH) 0.0%

CORPORATE BONDS & NOTES 0.0%
GTL Trade Finance, Inc.
7.250% due 10/20/2017	$100	109

Total Virgin Islands (British) (Cost $105)		109

SHORT-TERM INSTRUMENTS 13.4%

CERTIFICATES OF DEPOSIT 0.6%
Intesa Sanpaolo SpA
1.610% due 04/11/2016	$1,700	1,704

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (f) 7.7%
			$23,223

SHORT-TERM NOTES 1.9%
Fannie Mae
0.071% due 04/27/2015		$2,500	2,499
Freddie Mac
0.071% due 04/09/2015 -04/10/2015		3,200	3,200

			5,699

MEXICO TREASURY BILLS 2.9%
3.592% due 02/05/2015 - 04/01/2015 (b)	MXN	129,100	8,720

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.3%
0.037% due 01/02/2015 - 02/26/2015 (b)(h)(j)	$1,005	$1,005

Total Short-Term Instruments (Cost $41,529)		40,351

Total Investments in Securities (Cost $319,965)		318,250

Total Investments 105.2% (Cost $319,965)		$318,250

Financial Derivative Instruments (g)(i) 0.7% (Cost or Premiums, net $(1,552))		2,103

Other Assets and Liabilities, net (5.9%)		(17,941)

Net Assets 100.0%		$302,412

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	01/31/2021	02/11/2014	$3,150	$3,159	1.04%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.150%	12/31/2014	01/02/2015	$22,900	U.S. Treasury Bonds 3.625% due 02/15/2044	$(23,685)	$22,900	$22,900
SSB	0.000%	12/31/2014	01/02/2015	323	Fannie Mae 2.260% due 10/17/2022	(331)	323	323

Total Repurchase Agreements						$(24,016)	$23,223	$23,223

(1)	Includes accrued interest.

As of December 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended December 31, 2014 was $4,957 at a weighted average interest rate of 0.264%.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	01/01/2045	$500	$(518)	$(521)
Fannie Mae	3.500%	02/01/2045	2,000	(2,074)	(2,078)
Fannie Mae	4.500%	01/01/2045	24,700	(26,756)	(26,810)
Fannie Mae	5.500%	01/01/2045	22,000	(24,627)	(24,611)

Total Short Sales				$(53,975)	$(54,020)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$22,900	$0	$0	$0	$22,900	$(23,685)	$(785)
SSB	323	0	0	0	323	(331)	(8)

Total Borrowings and Other Financing Transactions	$23,223	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond March Futures	Long	03/2015	41	$52	$37	$0
Call Options Strike @ EUR 152.500 on Euro-Bund 10-Year Bond March Futures	Long	02/2015	46	124	2	0
Call Options Strike @ EUR 153.500 on Euro-Bund 10-Year Bond March Futures	Short	02/2015	46	(100)	0	(1)
Call Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond March Futures	Short	02/2015	46	(62)	0	0
Canada Government 10-Year Bond March Futures	Short	03/2015	76	13	0	(40)
Euro-Bund 10-Year Bond March Futures	Long	03/2015	110	225	7	0
Euro-Buxl 30-Year Bond March Futures	Long	03/2015	1	1	0	0
U.S. Treasury 10-Year Note March Futures	Long	03/2015	37	6	8	0
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	24	94	7	0
U.S. Treasury Ultra Long-Term Bond March Futures	Long	03/2015	1	7	0	0
United Kingdom Long Gilt March Futures	Long	03/2015	24	124	22	0

Total Futures Contracts				$482	$83	$(41)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
CDX.IG-22 5-Year Index	(1.000%	)	06/20/2019	$	1,700	$(31)	$2	$0	$0
iTraxx Europe Senior 22 5-Year Index	(1.000%	)	12/20/2019	EUR	23,250	(455)	(101)	50	0

						$(486)	$(99)	$50	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-22 5-Year Index	1.000%	06/20/2019	$1,700	$31	$6	$0	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month PLN-WIBOR	2.250%	03/18/2025	PLN	700	$0	$2	$0	$0
Pay	3-Month PLN-WIBOR	2.250%	06/17/2025		700	0	2	0	0
Receive	3-Month USD-LIBOR	0.800%	09/25/2017	$	35,300	497	(9)	1	0
Pay	3-Month USD-LIBOR	3.000%	12/17/2024		600	40	2	1	0
Pay	3-Month USD-LIBOR	2.750%	06/17/2025		3,600	107	9	4	0
Pay	3-Month USD-LIBOR	3.500%	12/17/2034		4,400	630	252	7	0
Pay	3-Month USD-LIBOR	3.500%	12/17/2044		5,400	933	446	8	0
Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	5,700	270	271	21	0
Pay	6-Month AUD-BBR-BBSW	3.250%	12/17/2019		7,800	171	142	33	0
Pay	6-Month EUR-EURIBOR	0.500%	03/18/2020	EUR	12,000	85	159	2	0
Pay	6-Month EUR-EURIBOR	3.250%	09/21/2021		3,800	602	547	1	0
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2023		16,100	1,523	1,643	10	0
Receive	6-Month EUR-EURIBOR	1.250%	03/18/2025		17,400	(836)	(986)	0	(23)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		10,000	(1,612)	(1,402)	0	(39)
Receive	6-Month GBP-LIBOR	1.750%	12/17/2016	GBP	20,800	(365)	(431)	0	(8)
Receive	6-Month GBP-LIBOR	1.500%	12/17/2016		11,200	(203)	(143)	0	(5)
Receive	6-Month GBP-LIBOR	1.500%	03/18/2017		1,300	(20)	(23)	0	(1)
Receive	6-Month GBP-LIBOR	2.250%	12/17/2019		4,700	(291)	(279)	0	(12)
Pay	6-Month GBP-LIBOR	2.750%	03/18/2025		5,100	644	275	39	0
Receive	6-Month JPY-LIBOR	0.500%	09/17/2021	JPY	4,060,000	(453)	(134)	0	(8)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033		3,640,000	2,317	2,408	88	0
Pay	6-Month JPY-LIBOR	1.500%	12/20/2044		850,000	298	317	24	0
Pay	28-Day MXN-TIIE	4.300%	09/01/2016	MXN	294,300	(27)	(29)	3	0
Pay	28-Day MXN-TIIE	4.310%	09/06/2016		100,500	(9)	7	1	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		50,400	(45)	(14)	8	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021		58,600	(16)	(26)	15	0
Pay	28-Day MXN-TIIE	5.630%	07/07/2021		5,900	(1)	(1)	1	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		3,600	(2)	(1)	1	0
Pay	28-Day MXN-TIIE	5.620%	11/09/2021		10,000	(5)	(5)	3	0

						$4,232	$2,999	$271	$(96)

Total Swap Agreements						$3,777	$2,906	$321	$(96)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(h)	Securities with an aggregate market value of $2,302 and cash of $1,404 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$83	$321	$404	$0	$(41)	$(96)	$(137)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	02/2015	$		406		JPY	47,100	$0	$(12)

BOA	01/2015		BRL	11,409	$		4,295	3	0
	01/2015		EUR	1,080			1,342	36	0
	01/2015		ILS	2,371			634	25	0
	01/2015		PLN	4,499			1,329	60	0
	01/2015	$		4,312		BRL	11,409	9	(29)
	01/2015			3,697		EUR	2,977	0	(95)
	01/2015			48,963		JPY	5,775,070	0	(749)
	02/2015		MYR	7,139	$		2,180	150	0
	02/2015	$		360		INR	22,532	0	(7)
	02/2015			1,199		JPY	141,900	0	(14)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	02/2015	$		4,575		MYR	15,132	$0	$(273)
	07/2015		BRL	5,272	$		1,906	20	0

BPS	01/2015			15,393			5,813	23	0
	01/2015	$		5,925		BRL	15,393	0	(134)
	01/2015			19,570		EUR	16,046	0	(154)
	01/2015			2,037		ILS	7,896	0	(12)
	02/2015		EUR	15,285	$		18,635	134	0
	02/2015		MXN	59,719			4,407	367	0
	02/2015		MYR	1,252			380	24	0
	02/2015	$		400		INR	24,980	0	(9)
	07/2015		BRL	33,000	$		13,096	1,290	0

BRC	01/2015		PLN	7,019			2,068	88	0
	01/2015	$		240		ILS	912	0	(6)
	02/2015		MXN	10,372	$		765	63	0
	02/2015		MYR	1,252			380	24	0
	02/2015	$		595		BRL	1,540	0	(21)
	02/2015			5,296		INR	334,964	0	(47)
	02/2015			4,470		MXN	61,051	0	(340)
	02/2015			1,185		SEK	8,770	0	(60)
	04/2015		BRL	3,343	$		1,381	154	0

CBK	01/2015			13,174			5,598	640	0
	01/2015		EUR	23,383			29,154	859	0
	01/2015		PLN	1,209			355	14	0
	01/2015		SGD	6,070			4,686	106	0
	01/2015	$		4,967		BRL	13,174	0	(11)
	01/2015			1,661		EUR	1,335	0	(46)
	02/2015		MYR	2,446	$		745	50	0
	02/2015	$		3,409		GBP	2,172	0	(25)
	02/2015			1,355		MXN	19,798	0	(15)

DUB	01/2015		BRL	19,983	$		7,543	26	0
	01/2015	$		7,766		BRL	19,983	0	(249)
	01/2015			1,600		CNY	9,648	0	(36)
	01/2015			1,170		ILS	4,434	0	(33)
	02/2015		BRL	3,099	$		1,155	0	(2)
	02/2015		INR	65,852			1,046	14	0
	02/2015	$		139		BRL	367	0	(2)
	02/2015			1,735		DKK	10,285	0	(63)
	02/2015			48,282		JPY	5,775,070	0	(51)
	07/2015		BRL	19,983	$		7,365	217	0
	04/2016	$		500		CNY	2,965	0	(35)

FBF	01/2015		BRL	6,859	$		2,911	331	0
	01/2015	$		2,621		BRL	6,859	0	(40)
	02/2015		INR	57,688	$		917	13	0
	02/2015		MXN	3,556			246	6	0
	02/2015	$		4,587		JPY	555,500	53	0
	07/2015		BRL	3,870	$		1,418	33	0
	09/2015		CNY	27,062			4,228	0	(77)

GLM	01/2015		BRL	6,800			2,560	2	0
	01/2015		CNY	9,648			1,515	0	(49)
	01/2015		ILS	2,356			629	25	0
	01/2015		NZD	350			274	1	0
	01/2015		PLN	2,887			859	45	0
	01/2015	$		2,763		BRL	6,800	0	(205)
	02/2015		GBP	293	$		459	1	0
	02/2015		MXN	120,809			9,141	968	0
	02/2015		MYR	4,845			1,470	93	0
	02/2015	$		360		INR	22,540	0	(7)
	02/2015			15,470		JPY	1,875,618	195	0
	10/2015		BRL	7,400	$		2,794	214	0

HUS	01/2015		AUD	1,725			1,442	33	0
	01/2015		BRL	5,172			2,139	194	0
	01/2015		ILS	9,205			2,442	83	0
	01/2015	$		1,051		AUD	1,273	0	(11)
	01/2015			1,947		BRL	5,172	0	(1)
	01/2015			3,081		SGD	4,043	0	(31)
	01/2015		ZAR	2,321	$		205	5	0
	02/2015		BRL	886			330	0	(1)
	02/2015	$		1,916		CAD	2,173	0	(47)
	02/2015			110		INR	6,888	0	(2)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2015		MXN	5,054	$		349	$8	$0

JPM	01/2015		BRL	23,090			9,743	1,057	0
	01/2015	$		8,752		BRL	23,090	4	(70)
	01/2015			5,088		EUR	4,105	0	(121)
	01/2015			180		ILS	684	0	(5)
	02/2015		JPY	3,000,200	$		24,823	0	(234)
	02/2015		MYR	1,252			380	24	0
	02/2015	$		7,458		GBP	4,754	0	(51)
	02/2015			1,904		MXN	26,187	0	(132)
	07/2015		BRL	4,947	$		1,775	12	(7)
	09/2015		CNY	2,378			400	22	0
	04/2016			13,826			2,150	0	(20)
	04/2016	$		1,830		CNY	10,861	0	(125)

MSB	01/2015		AUD	1,861	$		1,588	69	0
	01/2015		BRL	7,030			2,637	14	(21)
	01/2015	$		2,646		BRL	7,030	0	(2)
	02/2015		BRL	1,614	$		602	0	0
	02/2015		MXN	10,689			756	33	0
	02/2015	$		13,380		JPY	1,559,278	0	(357)
	04/2015			2,227		BRL	6,136	25	0

NGF	01/2015		BRL	930	$		340	0	(10)
	01/2015	$		350		BRL	930	0	0

RBC	02/2015		MXN	53,246	$		3,815	213	0

RYL	09/2015	$		4,600		CNY	29,440	83	0

SOG	01/2015		PLN	12,516	$		3,728	196	0

UAG	01/2015		BRL	4,824			1,995	187	(7)
	01/2015	$		370		AUD	451	0	(2)
	01/2015			1,943		BRL	4,824	0	(128)
	01/2015			1,522		SGD	1,999	0	(14)
	02/2015		MYR	10,193	$		3,030	132	0
	02/2015	$		4,115		MYR	13,539	0	(266)
	03/2015		CHF	5,300	$		5,499	161	0
	10/2015		BRL	3,400			1,319	134	0

Total Forward Foreign Currency Contracts								$9,065	$(4,573)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC USD versus JPY	JPY	114.000	02/03/2015	$	2,900	$55	$144

FBF	Call - OTC USD versus JPY		114.000	02/03/2015		2,700	53	134

							$108	$278

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	11/26/2015	EUR	5,700	$93	$160

Total Purchased Options								$201	$438

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	03/18/2015	$	1,800	$(4)	$(1)

BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	1,300	(3)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		1,300	(2)	0

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		2,800	(5)	(3)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		1,500	(3)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		1,300	(3)	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015	EUR	1,900	$(1)	$(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		1,900	(4)	(2)

GST	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		1,400	(2)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		1,400	(4)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		500	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		3,100	(8)	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		1,700	(2)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		1,700	(5)	0

SOG	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		900	(2)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		900	(1)	0

							$ (50)	$(15)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	2.640	06/10/2015	$1,100	$(31)	$(71)
	Put - OTC USD versus JPY	JPY	93.000	09/08/2016	2,900	(52)	(17)
	Put - OTC USD versus JPY		80.000	02/28/2019	600	(27)	(8)

BPS	Call - OTC USD versus BRL	BRL	2.700	05/29/2015	1,700	(43)	(83)
	Call - OTC USD versus MXN	MXN	15.450	03/17/2015	1,400	(14)	(11)

BRC	Put - OTC USD versus JPY	JPY	94.750	04/21/2016	4,800	(143)	(20)

CBK	Call - OTC USD versus BRL	BRL	2.600	03/11/2015	1,100	(20)	(52)
	Call - OTC USD versus BRL		2.740	06/08/2015	1,600	(36)	(70)
	Call - OTC USD versus JPY	JPY	116.000	02/03/2015	2,900	(35)	(101)
	Call - OTC USD versus JPY		118.000	02/03/2015	2,900	(22)	(64)
	Put - OTC USD versus JPY		93.000	04/21/2016	4,600	(111)	(16)
	Put - OTC USD versus JPY		95.000	09/08/2016	4,500	(99)	(32)
	Put - OTC USD versus JPY		96.000	09/08/2016	1,300	(31)	(10)

DUB	Put - OTC USD versus JPY		92.000	05/19/2016	1,600	(37)	(6)

FBF	Call - OTC USD versus JPY		116.000	02/03/2015	2,700	(34)	(94)
	Call - OTC USD versus JPY		118.000	02/03/2015	2,700	(21)	(60)

GLM	Call - OTC USD versus BRL	BRL	2.650	05/29/2015	600	(18)	(35)
	Call - OTC USD versus BRL		2.710	06/02/2015	900	(27)	(43)
	Put - OTC USD versus JPY	JPY	91.000	02/18/2016	1,700	(38)	(4)

MSB	Call - OTC USD versus BRL	BRL	2.650	06/08/2015	500	(15)	(31)
	Call - OTC USD versus MXN	MXN	15.450	03/17/2015	1,600	(16)	(12)

UAG	Call - OTC USD versus BRL	BRL	2.640	06/15/2015	1,800	(49)	(118)

						$(919)	$(958)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.650%	01/22/2015	GBP	2,200	$(15)	$(35)
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.000%	01/22/2015		2,200	(13)	0
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.564%	11/26/2015	EUR	2,300	(94)	(186)

								$(122)	$(221)

Total Written Options								$(1,091)	$(1,194)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	179	$19,400	AUD	0	EUR	17,100	GBP	0	$(221)
Sales	846	113,900		2,600		30,900		4,400	(1,865)
Closing Buys	(22)	(5,900)		0		0		0	95
Expirations	(870)	(67,400)		(2,600)		(20,100)		0	762
Exercised	(133)	(12,700)		0		(2,000)		0	138

Balance at End of Period	0	$47,300	AUD	0	EUR	25,900	GBP	4,400	$(1,091)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Springleaf Finance Corp.	(1.370%	)	12/20/2017	2.133%	$ 100	$0	$2	$2	$0

BRC	WPP Group PLC	(3.750%	)	06/20/2017	0.145%	GBP 1,000	0	(140)	0	(140)

CBK	Royal Bank of Scotland Group PLC	(1.000%	)	12/20/2019	0.502%	EUR 500	(15)	0	0	(15)

GST	UST, Inc.	(0.720%	)	03/20/2018	0.080%	$ 1,000	0	(21)	0	(21)

MYC	Royal Bank of Scotland Group PLC	(1.000%	)	03/20/2020	0.525%	EUR 700	(22)	1	0	(21)

RYL	Cleveland Electric Illuminating Co.	(0.940%	)	06/20/2017	0.347%	$ 1,000	0	(15)	0	(15)

UAG	Mohawk Industries, Inc.	(1.550%	)	03/20/2016	0.096%	1,000	0	(18)	0	(18)

							$(37)	$(191)	$2	$(230)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Italy Government International Bond	1.000%	09/20/2019	1.155%	$	700	$1	$(6)	$0	$(5)

BRC	Brazil Government International Bond	1.000%	03/20/2023	2.397%		800	(43)	(35)	0	(78)

CBK	Brazil Government International Bond	1.000%	03/20/2016	0.995%		1,400	(13)	14	1	0
	Spain Government International Bond	1.000%	03/20/2019	0.713%		9,800	(175)	293	118	0

DUB	Italy Government International Bond	1.000%	09/20/2019	1.155%		400	1	(3)	0	(2)

GST	Greece Government International Bond	1.000%	12/20/2015	16.350%	EUR	1,000	(51)	(110)	0	(161)

HUS	Italy Government International Bond	1.000%	09/20/2019	1.155%	$	200	0	(2)	0	(2)

MYC	Brazil Government International Bond	1.000%	06/20/2019	1.777%		1,000	(22)	(10)	0	(32)
	Spain Government International Bond	1.000%	03/20/2019	0.713%		1,200	(24)	39	15	0

							$(326)	$180	$134	$(280)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
									Asset	Liability
CBK	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	EUR	6,200	$245	$(72)	$173	$0

GST	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019		700	24	(5)	19	0

							$ 269	$(77)	$192	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/ (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	6,200	$	8,176	$(478)	$(178)	$0	$(656)

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		3,600		4,747	(261)	(120)	0	(381)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		6,700		8,254	1	(129)	0	(128)

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		8,200		10,161	9	(224)	0	(215)

FBF	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2017	CHF	2,300		2,372	2	(56)	0	(54)

GLM	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	3,900		4,828	1	(99)	0	(98)

UAG	Floating rate equal to 3-Month CHF-LIBOR less 0.210% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016	CFH	1,500		1,555	48	(91)	1,512	(1,555)
	Floating rate equal to 3-Month CHF-LIBOR less 0.225% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016		2,300		2,384	76	(143)	2,317	(2,384)
	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/15/2016		1,500		1,555	45	(88)	1,512	(1,555)

								$(557)	$(1,128)	$5,341	$(7,026)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	1-Year BRL-CDI	11.500%	01/04/2021	BRL	5,500	$(34)	$65	$31	$0
	Receive	1-Year BRL-CDI	12.230%	01/04/2021		8,400	2	(34)	0	(32)

DUB	Receive	1-Year BRL-CDI	11.500%	01/04/2021		4,000	15	8	23	0
	Receive	1-Year BRL-CDI	12.230%	01/04/2021		7,500	9	(38)	0	(29)

UAG	Receive	1-Year BRL-CDI	12.230%	01/04/2021		2,500	2	(12)	0	(10)
	Pay	28-Day MXN-TIIE	5.010%	10/10/2019	MXN	15,100	(8)	(5)	0	(13)
	Pay	28-Day MXN-TIIE	5.630%	10/11/2021		7,300	3	(6)	0	(3)

							$(11)	$(22)	$54	$(87)

Total Swap Agreements							$(662)	$(1,238)	$5,723	$(7,623)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(i)	Securities with an aggregate market value of $2,009 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$0	$0	$0	$0	$(12)	$0	$0	$(12)	$(12)	$0	$(12)
BOA	303	0	2	305	(1,167)	(97)	0	(1,264)	(959)	897	(62)
BPS	1,838	0	31	1,869	(309)	(96)	(1,074)	(1,479)	390	(1,490)	(1,100)
BRC	329	0	0	329	(474)	(20)	(218)	(712)	(383)	544	161
CBK	1,669	144	292	2,105	(97)	(352)	(143)	(592)	1,513	(1,480)	33
DUB	257	0	23	280	(471)	(6)	(246)	(723)	(443)	0	(443)
FBF	436	134	0	570	(117)	(154)	(54)	(325)	245	(410)	(165)
GLM	1,544	160	0	1,704	(261)	(303)	(98)	(662)	1,042	(1,220)	(178)
GST	0	0	19	19	0	(2)	(182)	(184)	(165)	0	(165)
HUS	323	0	0	323	(93)	0	(2)	(95)	228	(270)	(42)
JPM	1,119	0	0	1,119	(765)	(2)	0	(767)	352	(485)	(133)
MSB	141	0	0	141	(380)	(43)	0	(423)	(282)	304	22
MYC	0	0	15	15	0	0	(53)	(53)	(38)	(19)	(57)
NGF	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
RBC	213	0	0	213	0	0	0	0	213	(260)	(47)
RYL	83	0	0	83	0	0	(15)	(15)	68	(325)	(257)
SOG	196	0	0	196	0	(1)	0	(1)	195	(20)	175
UAG	614	0	5,341	5,955	(417)	(118)	(5,538)	(6,073)	(118)	265	147

Total Over the Counter	$9,065	$438	$5,723	$15,226	$(4,573)	$(1,194)	$(7,623)	$(13,390)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$83	$83
Swap Agreements	0	50	0	0	271	321

	$0	$50	$0	$0	$354	$404

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,065	$0	$9,065
Purchased Options	0	0	0	278	160	438
Swap Agreements	0	328	0	5,341	54	5,723

	$0	$328	$0	$14,684	$214	$15,226

	$0	$378	$0	$14,684	$568	$15,630

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$41	$41
Swap Agreements	0	0	0	0	96	96

	$0	$0	$0	$0	$137	$137

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,573	$0	$4,573
Written Options	0	15	0	958	221	1,194
Swap Agreements	0	510	0	7,026	87	7,623

	$0	$525	$0	$12,557	$308	$13,390

	$0	$525	$0	$12,557	$445	$13,527

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(17)	$(17)
Written Options	0	0	0	0	274	274
Futures	0	0	0	0	1,084	1,084
Swap Agreements	0	(6,123)	0	0	(680)	(6,803)

	$0	$(6,123)	$0	$0	$661	$(5,462)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,093)	$0	$(5,093)
Purchased Options	0	0	0	(45)	(3)	(48)
Written Options	0	2	0	308	206	516
Swap Agreements	0	2,320	0	(2,171)	(623)	(474)

	$0	$2,322	$0	$(7,001)	$(420)	$(5,099)

	$0	$(3,801)	$0	$(7,001)	$241	$(10,561)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$7	$7
Written Options	0	0	0	0	(1)	(1)
Futures	0	0	0	0	871	871
Swap Agreements	0	5,210	0	0	1,038	6,248

	$0	$5,210	$0	$0	$1,915	$7,125

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,232	$0	$6,232
Purchased Options	0	0	0	170	66	236
Written Options	0	34	0	(39)	(227)	(232)
Swap Agreements	0	(1,038)	0	(1,128)	1,432	(734)

	$0	$(1,004)	$0	$5,235	$1,271	$5,502

	$0	$4,206	$0	$5,235	$3,186	$12,627

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Australia
Mortgage-Backed Securities	$0	$347	$0	$347
Sovereign Issues	0	1,238	0	1,238
Bermuda
Bank Loan Obligations	0	0	3,159	3,159
Brazil
Corporate Bonds & Notes	0	3,536	0	3,536
Sovereign Issues	0	20,387	0	20,387
Canada
Sovereign Issues	0	2,391	0	2,391
Cayman Islands
Asset-Backed Securities	0	1,890	0	1,890
France
Sovereign Issues	0	13,767	0	13,767
Germany
Corporate Bonds & Notes	0	4,944	0	4,944
Sovereign Issues	0	2,321	0	2,321
Greece
Corporate Bonds & Notes	0	372	0	372
Sovereign Issues	0	658	0	658
Guernsey, Channel Islands
Corporate Bonds & Notes	0	362	0	362
Ireland
Corporate Bonds & Notes	0	2,267	0	2,267
Italy
Asset-Backed Securities	0	31	0	31
Corporate Bonds & Notes	0	2,104	0	2,104
Mortgage-Backed Securities	0	1,266	0	1,266
Sovereign Issues	0	34,031	0	34,031
Mexico
Corporate Bonds & Notes	0	2,322	0	2,322
Sovereign Issues	0	1,230	0	1,230
Netherlands
Corporate Bonds & Notes	0	4,071	0	4,071
Norway
Corporate Bonds & Notes	0	2,168	0	2,168
Poland
Sovereign Issues	0	8,004	0	8,004
Portugal
Corporate Bonds & Notes	0	717	0	717
Qatar
Corporate Bonds & Notes	0	1,616	0	1,616
Sovereign Issues	0	2,406	0	2,406
Slovenia
Sovereign Issues	0	6,321	0	6,321
South Korea
Sovereign Issues	0	3,607	0	3,607

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Spain
Corporate Bonds & Notes	$0	$2,455	$0	$2,455
Sovereign Issues	0	22,577	0	22,577
Supranational
Corporate Bonds & Notes	0	371	0	371
United Arab Emirates
Sovereign Issues	0	1,687	0	1,687
United Kingdom
Corporate Bonds & Notes	0	1,631	0	1,631
Sovereign Issues	0	11,982	0	11,982
United States
Asset-Backed Securities	0	8,025	0	8,025
Bank Loan Obligations	0	2,343	0	2,343
Corporate Bonds & Notes	0	10,518	1,319	11,837
Mortgage-Backed Securities	0	25,147	1,420	26,567
Municipal Bonds & Notes	0	1,902	0	1,902
Preferred Securities	88	0	0	88
U.S. Government Agencies	0	22,659	0	22,659
U.S. Treasury Obligations	0	36,133	0	36,133
Virgin Islands (British)
Corporate Bonds & Notes	0	109	0	109
Short-Term Instruments
Certificates of Deposit	0	1,704	0	1,704
Repurchase Agreements	0	23,223	0	23,223
Short-Term Notes	0	5,699	0	5,699
Mexico Treasury Bills	0	8,720	0	8,720
U.S. Treasury Bills	0	1,005	0	1,005

Total Investments	$88	$312,264	$5,898	$318,250

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(54,020)	$0	$(54,020)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	83	321	0	404
Over the counter	0	15,226	0	15,226
	$83	$15,547	$0	$15,630

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(41)	(96)	0	(137)
Over the counter	0	(13,390)	0	(13,390)
	$(41)	$(13,486)	$0	$(13,527)

Totals	$130	$260,305	$5,898	$266,333

There were no significant transfers between Level 1 and 2 during the period ended December 31, 2014.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2014:

Category and Subcategory	Beginning Balance at 12/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2014 (1)
Investments in Securities, at Value
Bermuda
Bank Loan Obligations	$0	$3,255	$(103)	$(2)	$(1)	$10	$0	$0	$3,159	$10
Guernsey, Channel Islands
Corporate Bonds & Notes	381	0	(26)	0	0	7	0	(362)	0	0
United States
Corporate Bonds & Notes	1,650	0	(257)	(7)	(2)	(65)	0	0	1,319	(32)
Mortgage-Backed Securities	3,684	0	(757)	(6)	40	47	113	(1,701)	1,420	38
Preferred Securities	410	0	(580)	0	(42)	212	0	0	0	0

Totals	$6,125	$3,255	$(1,723)	$(15)	$(5)	$211	$113	$(2,063)	$5,898	$16

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bermuda
Bank Loan Obligations	$3,159	Benchmark Pricing	Base Price	101.00
United States
Corporate Bonds & Notes	1,319	Third Party Vendor	Broker Quote	110.00-111.43
Mortgage-Backed Securities	1,307	Benchmark Pricing	Base Price	94.88
	113	Third Party Vendor	Broker Quote	78.38

Total	$5,898

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after

December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.
■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2014, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at December 31, 2014 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association

ANNUAL REPORT	DECEMBER 31, 2014	31

Notes to Financial Statements (Cont.)

(“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the

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securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to

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Notes to Financial Statements (Cont.)

be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate

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of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any

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Notes to Financial Statements (Cont.)

recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include

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uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically

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Notes to Financial Statements (Cont.)

pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add

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counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification

ANNUAL REPORT	DECEMBER 31, 2014	39

Notes to Financial Statements (Cont.)

clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,139,213	$1,155,266	$342,413	$289,483

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	144	$1,809	116	$1,512
Administrative Class	3,647	46,145	5,777	74,773
Advisor Class	713	9,021	553	7,097
Issued as reinvestment of distributions
Institutional Class	31	377	9	118
Administrative Class	1,177	14,476	492	6,320
Advisor Class	167	2,056	48	609
Cost of shares redeemed
Institutional Class	(98)	(1,222)	(121)	(1,562)
Administrative Class	(6,029)	(76,039)	(16,789)	(215,370)
Advisor Class	(666)	(8,376)	(490)	(6,312)
Net (decrease) resulting from Portfolio share transactions	(914)	$(11,753)	(10,405)	$(132,815)

As of December 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 83% of the Portfolio. One shareholder is a related party and comprises 33% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$—	$(840)	$(1,550)	$—	$(494)	$(1,157)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Lehman securities, Treasury Inflation-Protected securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$321,461	$8,524	$(11,735)	$(3,211)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$3,142	$13,461	$306
12/31/2013	$2,276	$4,772	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BOS	Banc of America Securities LLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	ILS	Israeli Shekel	PLN	Polish Zloty
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
BBR	Bank Bill Rate	CLO	Collateralized Loan Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2014	43

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

0.08%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.08%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

44	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2014	45

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

46	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2014	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

ANNUAL REPORT	DECEMBER 31, 2014	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

ANNUAL REPORT	DECEMBER 31, 2014	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT27AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Global Diversified Allocation Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, equity risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.)

investment risk, real estate risk, emerging markets risk, currency risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio or Acquired Fund. The Portfolio or Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate

ANNUAL REPORT	DECEMBER 31, 2014	5

Important Information About the Portfolio (Cont.)

the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical

(5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Diversified Allocation Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

PIMCO Total Return Fund IV	14.8%
PIMCO Short-Term Fund	14.8%
Short-Term Instruments‡	11.2%
PIMCO EqS® Dividend Fund	6.9%
PIMCO Income Fund	5.0%
PIMCO Investment Grade Corporate Bond Fund	5.0%
Other	42.3%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	Class Inception (04/30/2012)
PIMCO Global Diversified Allocation Portfolio Administrative Class	5.87%	6.89%
MSCI World Index±	4.94%	13.30%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±±	5.43%	8.98%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.54% for Administrative Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

±± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,002.50	$1,023.32
Expenses Paid During Period†	$2.03	$2.05
Net Annualized Expense Ratio††	0.40%	0.40%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Diversified Allocation Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index, by investing in a combination of Acquired Funds and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

»

The Portfolio adjusted its position in S&P 500 futures contracts throughout the reporting period in seeking to manage total portfolio volatility. Exposure to S&P 500 futures contributed positively to returns and also boosted relative performance as the S&P 500 Index outperformed the MSCI World Index over the reporting period.

»	Put options on the S&P 500 Index, used for tail-risk hedging purposes, detracted from performance as the S&P 500 Index posted positive returns during the reporting period.

»

Allocations to the PIMCO Fundamental IndexPLUS® AR Strategy Fund and PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund benefited both absolute and relative returns as these Underlying PIMCO Funds outperformed the MSCI World Index over the reporting period.

»

Allocations to the PIMCO Foreign Bond Fund (U.S. Dollar-Hedged), PIMCO Income Fund, and PIMCO Investment Grade Corporate Bond Fund benefited both absolute and relative returns as these Underlying PIMCO Funds each outperformed the Barclays U.S. Aggregate Index and their respective benchmarks over the reporting period.

»

Exposure to emerging market equities, primarily through the PIMCO EqS® Emerging Markets Fund and PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns over the reporting period.

»

An allocation to the PIMCO Global Advantage® Strategy Bond Fund detracted from performance as this Underlying PIMCO Fund outperformed the PIMCO Global Advantage Bond Index® (GLADI) but posted negative returns and underperformed the Barclays U.S. Aggregate Index over the reporting period.

ANNUAL REPORT	DECEMBER 31, 2014	7

Financial Highlights PIMCO Global Diversified Allocation Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2014	12/31/2013	04/30/2012-12/31/2012

Administrative Class
Net asset value beginning of year or period	$10.43	$10.00	$10.00
Net investment income (a)	0.42	0.49	0.41
Net realized/unrealized gain (loss)	0.19	0.64	(0.28)
Net increase from investment operations	0.61	1.13	0.13
Dividends from net investment income	(0.41)	(0.37)	(0.13)
Distributions from net realized capital gains	(0.18)	(0.33)	0.00
Total distributions	(0.59)	(0.70)	(0.13)
Net asset value end of year or period	$10.45	$10.43	$10.00
Total return	5.87%	11.38%	1.33%
Net assets end of year or period (000s)	$399,133	$285,997	$90,099
Ratio of expenses to average net assets	0.40%	0.47%	0.55	%*
Ratio of expenses to average net assets excluding waivers	1.00%	1.00%	1.17	%*
Ratio of expenses to average net assets excluding interest expense	0.40%	0.47%	0.53	%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.00%	1.00%	1.15	%*
Ratio of net investment income to average net assets	3.87%	4.70%	6.08	%*
Portfolio turnover rate	3%	43%	0%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Assets and Liabilities PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$17,537
Investments in Affiliates	430,180
Financial Derivative Instruments
Exchange-traded or centrally cleared	8,317
Cash	1
Deposits with counterparty	416
Receivable for Portfolio shares sold	306
Dividends receivable from Affiliates	1,075
457,832

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$2,324
Payable for investments in Affiliates purchased	14,355
Payable for Portfolio shares redeemed	92
Accrued supervisory and administrative fees	41
Accrued distribution fees	8
Accrued servicing fees	52
Reimbursement to PIMCO	13
Other liabilities	5
16,890

Net Assets	$440,942

Net Assets Consist of:
Paid in capital	$441,101
(Overdistributed) net investment income	(17)
Accumulated undistributed net realized gain	25,861
Net unrealized (depreciation)	(26,003)
$440,942

Net Assets:
Administrative Class	$399,133
Advisor Class	41,809

Shares Issued and Outstanding:
Administrative Class	38,210
Advisor Class	4,019

Net Asset Value and Redemption Price Per Share Outstanding:
Administrative Class	$10.45
Advisor Class	10.40

Cost of Investments in Securities	$17,535
Cost of Investments in Affiliates	$458,670
Cost or Premiums of Financial Derivative Instruments, net	$8,069

* Includes repurchase agreements of:	$790

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statement of Operations PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$4
Dividends from Investments in Affiliates	15,947
Total Income	15,951

Expenses:
Investment advisory fees	1,646
Supervisory and administrative fees	1,463
Servicing fees - Administrative Class	513
Distribution and/or servicing fees - Advisor Class	59
Trustee fees	5
Miscellaneous expense	18
Total Expenses	3,704
Waiver and/or Reimbursement by PIMCO	(2,185)
Net Expenses	1,519

Net Investment Income	14,432

Net Realized Gain (Loss):
Investments in Affiliates	(863)
Net capital gain distributions received from Affiliate investments	19,740
Exchange-traded or centrally cleared financial derivative instruments	12,810
Net Realized Gain	31,687

Net Change in Unrealized Appreciation (Depreciation):
Investments in Securities	2
Investments in Affiliates	(24,605)
Exchange-traded or centrally cleared financial derivative instruments	(1,311)
Net Change in Unrealized (Depreciation)	(25,914)
Net Gain	5,773

Net Increase in Net Assets Resulting from Operations	$20,205

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase in Net Assets from:

Operations:
Net investment income	$14,432	$9,470
Net realized gain	31,687	11,773
Net change in unrealized appreciation (depreciation)	(25,914)	189
Net increase in net assets resulting from operations	20,205	21,432

Distributions to Shareholders:
From net investment income
Administrative Class	(14,817)	(9,419)
Advisor Class	(1,433)	(381)
From net realized capital gains
Administrative Class	(6,457)	(8,354)
Advisor Class	(631)	(336)

Total Distributions	(23,338)	(18,490)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	146,120	204,914

Total Increase in Net Assets	142,987	207,856

Net Assets:
Beginning of year	297,955	90,099
End of year*	$440,942	$297,955

* Including (overdistributed) net investment income of:	$(17)	$(1)

**	See Note 12 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Global Diversified Allocation Portfolio

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 4.0%

SHORT-TERM INSTRUMENTS 4.0%

REPURCHASE AGREEMENTS (c) 0.2%
		$790

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 3.8%
0.049% due 01/08/2015 - 04/30/2015 (a)(e)(f)	$16,748	16,747

Total Short-Term Instruments (Cost $17,535)		17,537

Total Investments in Securities (Cost $17,535)		17,537

	SHARES
INVESTMENTS IN AFFILIATES 97.5%

MUTUAL FUNDS (b) 90.2%
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	930,097	8,864
PIMCO Emerging Markets Bond Fund	1,311,428	13,298
PIMCO EqS Pathfinder Fund®	2,375,358	21,972

	SHARES	MARKET VALUE (000S)
PIMCO EqS® Dividend Fund	4,290,702	$31,065
PIMCO EqS® Emerging Markets Fund	1,556,652	13,263
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	1,225,657	13,200
PIMCO Fundamental IndexPLUS® AR Fund	3,306,263	21,854
PIMCO Global Advantage® Strategy Bond Fund	1,660,779	17,654
PIMCO Income Fund	1,798,883	22,180
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	1,508,816	13,248
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	2,920,714	22,139
PIMCO Investment Grade Corporate Bond Fund	2,102,309	22,179
PIMCO Real Return Fund	2,029,223	22,159
PIMCO Short-Term Fund	6,793,857	66,240
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	1,810,171	21,975
PIMCO Total Return Fund IV	6,286,857	66,452

Total Mutual Funds (Cost $426,069)		397,742

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.3%
PIMCO Short-Term Floating NAV Portfolio	1,874	$19
PIMCO Short-Term Floating NAV Portfolio III	3,270,670	32,419

Total Short-Term Instruments (Cost $32,601)		32,438

Total Investments in Affiliates (Cost $458,670)		430,180

Total Investments 101.5% (Cost $476,205)		$447,717

Financial Derivative Instruments (d) 1.4% (Cost or Premiums, net $8,069)		5,993

Other Assets and Liabilities, net (2.9%)		(12,768)

Net Assets 100.0%		$440,942

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$790	Fannie Mae 2.200% due 10/17/2022	$(810)	$790	$790

Total Repurchase Agreements						$(810)	$790	$790

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$790	$0	$0	$0	$790	$(810)	$(20)

Prime Brokerage Agreement
FOB	0	0	0	0	0	8,179	8,179

Total Borrowings and Other Financing Transactions	$790	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,425.000	12/19/2015	554	$1,170	$1,247
Put - CBOE S&P 500 Index	1,650.000	12/19/2015	554	2,411	2,542
Put - CBOE S&P 500 Index	1,850.000	12/19/2015	554	4,488	4,528

				$8,069	$8,317

Total Purchased Options				$8,069	$8,317

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
E-mini S&P 500 Index March Futures	Long	03/2015	1,912	$2,237	$0	$(2,324)

Total Futures Contracts				$2,237	$0	$(2,324)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(e)	Securities with an aggregate market value of $8,179 have been pledged as collateral as of December 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(f)	Securities with an aggregate market value of $8,567 and cash of $416 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$8,317	$0	$0	$8,317	$0	$(2,324)	$0	$(2,324)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$8,317	$0	$0	$8,317

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$2,324	$0	$0	$2,324

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Global Diversified Allocation Portfolio (Cont.)

December 31, 2014

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(5,739)	$0	$0	$(5,739)
Futures	0	0	18,549	0	0	18,549

	$0	$0	$12,810	$0	$0	$12,810

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$790	$0	$0	$790
Futures	0	0	(2,101)	0	0	(2,101)

	$0	$0	$(1,311)	$0	$0	$(1,311)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$790	$0	$790
U.S. Treasury Bills	0	16,747	0	16,747
	$0	$17,537	$0	$17,537

Investments in Affiliates, at Value
Mutual Funds	397,742	0	0	397,742
Short-Term Instruments
Central Funds Used for Cash Management Purposes	32,438	0	0	32,438
	$430,180	$0	$0	$430,180

Total Investments	$430,180	$17,537	$0	$447,717

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$8,317	$0	$8,317

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(2,324)	$0	$0	$(2,324)

Totals	$427,856	$25,854	$0	$453,710

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO Global Diversified Allocation Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio seeks to achieve its investment objective by investing in a combination of acquired funds and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Act, equity securities, fixed income instruments, forwards and derivatives. “Fixed income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the Underlying PIMCO Funds (except commodity-related Underlying PIMCO Funds). The Portfolio may invest up to 10% of its total assets in commodity-related investments (including investment in commodity-related Underlying PIMCO Funds).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period

ANNUAL REPORT	DECEMBER 31, 2014	15

Notes to Financial Statements (Cont.)

may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statement of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant

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to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

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Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

(b) Investments in Affiliates

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory

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or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$5,924	$3,095	$0	$0	$(155)	$8,864	$9	$0
PIMCO Emerging Markets Bond Fund	0	14,070	0	0	(772)	13,298	621	79
PIMCO Emerging Markets Full Spectrum Bond Fund	8,939	0	(8,895)	(773)	729	0	10	0
PIMCO EqS Pathfinder Fund®	14,858	12,130	0	0	(5,016)	21,972	1,005	4,010
PIMCO EqS® Dividend Fund	20,963	22,447	0	0	(12,345)	31,065	2,394	10,702
PIMCO EqS® Emerging Markets Fund	8,925	4,665	0	0	(327)	13,263	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	8,906	4,134	0	0	160	13,200	1,004	0
PIMCO Fundamental IndexPLUS® AR Fund	14,858	7,854	0	0	(858)	21,854	1,364	1,581
PIMCO Global Advantage® Strategy Bond Fund	11,842	6,550	0	0	(738)	17,654	370	0
PIMCO Income Fund	14,859	7,388	0	0	(67)	22,180	1,150	43
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	8,889	8,141	0	0	(3,782)	13,248	312	2,647
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	14,868	8,467	0	0	(1,196)	22,139	2,213	0
PIMCO Investment Grade Corporate Bond Fund	14,804	6,991	0	0	384	22,179	923	113
PIMCO Real Return Fund	14,778	7,723	0	0	(342)	22,159	758	0
PIMCO Short-Term Floating NAV Portfolio	25,989	43,937	(69,910)	0	3	19	37	0
PIMCO Short-Term Floating NAV Portfolio III	0	65,372	(32,700)	(90)	(163)	32,419	271	0
PIMCO Short-Term Fund	44,441	22,539	0	0	(740)	66,240	1,050	129
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	14,830	7,039	0	0	106	21,975	1,299	0
PIMCO Total Return Fund IV	44,415	21,523	0	0	514	66,452	1,157	436
Totals	$293,088	$274,065	$(111,505)	$(863)	$(24,605)	$430,180	$15,947	$19,740

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

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Notes to Financial Statements (Cont.)

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

7. PRINCIPAL RISKS

In the normal course of business, the Acquired Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Acquired Funds will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

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The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Acquired Fund’s) investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio (or Acquired Fund) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Acquired Fund) may lose money if these changes are not anticipated by Fund management. The Portfolio (or Acquired Fund) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Acquired Fund) to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio (or Acquired Fund) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s (or Acquired Fund’s) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Acquired Fund) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Acquired Fund) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Acquired Fund) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Acquired Fund), or, in the case of hedging positions, that the Portfolio’s (or Acquired Fund’s) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks

ANNUAL REPORT	DECEMBER 31, 2014	21

Notes to Financial Statements (Cont.)

or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Acquired Fund’s) investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s (or Acquired Fund’s) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Acquired Fund) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Acquired Funds will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Acquired Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Acquired Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Acquired Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Acquired Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Acquired Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Acquired Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Acquired Funds. The Acquired Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Acquired Funds subsequently decreases, the Acquired Funds would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Acquired Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

(cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor

ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements (Cont.)

(“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2013, to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2014, the remaining recoverable amount to PIMCO was $14,070.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2015, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to the Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2014, the amount was $2,179,832.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$172,825	$8,895

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	12,346	$132,026	20,835	$218,273
Advisor Class	2,758	29,579	1,138	11,988
Issued as reinvestment of distributions
Administrative Class	1,999	21,274	1,694	17,773
Advisor Class	195	2,064	69	717
Cost of shares redeemed
Administrative Class	(3,560)	(37,920)	(4,118)	(43,227)
Advisor Class	(84)	(903)	(57)	(610)
Net increase (decrease) resulting from Portfolio share transactions	13,654	$146,120	19,561	$204,914

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2014, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 87% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements (Cont.)

December 31, 2014

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$2,023	$26,612	$(28,777)	$(17)	$—	$—	$—

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and options for federal income tax purposes.
(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$476,494	$1	$(28,778)	$(28,777)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$18,317	$5,021	$—
12/31/2013	$13,955	$4,535	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

26	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Global Diversified Allocation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Global Diversified Allocation Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

ANNUAL REPORT	DECEMBER 31, 2014	27

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
FOB	Credit Suisse Securities (USA) LLC	SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange

28	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

9.65%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

4.97%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2014	29

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

30	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	31

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

32	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

34	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	37

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT29AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Global Diversified Allocation Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, equity risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.)
investment risk, real estate risk, emerging markets risk, currency risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio or Acquired Fund. The Portfolio or Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate

ANNUAL REPORT	DECEMBER 31, 2014	5

Important Information About the Portfolio (Cont.)

the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical

(5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Diversified Allocation Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

PIMCO Total Return Fund IV	14.8%
PIMCO Short-Term Fund	14.8%
Short-Term Instruments‡	11.2%
PIMCO EqS® Dividend Fund	6.9%
PIMCO Income Fund	5.0%
PIMCO Investment Grade Corporate Bond Fund	5.0%
Other	42.3%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	Class Inception (04/30/2013)
PIMCO Global Diversified Allocation Portfolio Advisor Class	5.65%	6.25%
MSCI World Index±	4.94%	11.32%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±±	5.43%	7.48%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.64% for Advisor Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

±± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,001.40	$1,022.81
Expenses Paid During Period†	$2.54	$2.56
Net Annualized Expense Ratio††	0.50%	0.50%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Diversified Allocation Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index, by investing in a combination of Acquired Funds and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

»

The Portfolio adjusted its position in S&P 500 futures contracts throughout the reporting period in seeking to manage total portfolio volatility. Exposure to S&P 500 futures contributed positively to returns and also boosted relative performance as the S&P 500 Index outperformed the MSCI World Index over the reporting period.

»	Put options on the S&P 500 Index, used for tail-risk hedging purposes, detracted from performance as the S&P 500 Index posted positive returns during the reporting period.

»

Allocations to the PIMCO Fundamental IndexPLUS® AR Strategy Fund and PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund benefited both absolute and relative returns as these Underlying PIMCO Funds outperformed the MSCI World Index over the reporting period.

»

Allocations to the PIMCO Foreign Bond Fund (U.S. Dollar-Hedged), PIMCO Income Fund, and PIMCO Investment Grade Corporate Bond Fund benefited both absolute and relative returns as these Underlying PIMCO Funds each outperformed the Barclays U.S. Aggregate Index and their respective benchmarks over the reporting period.

»

Exposure to emerging market equities, primarily through the PIMCO EqS® Emerging Markets Fund and PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns over the reporting period.

»

An allocation to the PIMCO Global Advantage® Strategy Bond Fund detracted from performance as this Underlying PIMCO Fund outperformed the PIMCO Global Advantage Bond Index® (GLADI) but posted negative returns and underperformed the Barclays U.S. Aggregate Index over the reporting period.

ANNUAL REPORT	DECEMBER 31, 2014	7

Financial Highlights PIMCO Global Diversified Allocation Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2014	04/30/2013-12/31/2013

Advisor Class
Net asset value beginning of year or period	$10.40	$10.64
Net investment income (a)	0.53	0.65
Net realized/unrealized gain (loss)	0.06	(0.16)
Net increase from investment operations	0.59	0.49
Dividends from net investment income	(0.41)	(0.40)
Distributions from net realized capital gains	(0.18)	(0.33)
Total distributions	(0.59)	(0.73)
Net asset value end of year or period	$10.40	$10.40
Total return	5.65%	4.75%
Net assets end of year or period (000s)	$41,809	$11,958
Ratio of expenses to average net assets	0.50%	0.57%*
Ratio of expenses to average net assets excluding waivers	1.10%	1.10%*
Ratio of expenses to average net assets excluding interest expense	0.50%	0.57%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.10%	1.10%*
Ratio of net investment income to average net assets	4.94%	9.15%*
Portfolio turnover rate	3%	43%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Assets and Liabilities PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$17,537
Investments in Affiliates	430,180
Financial Derivative Instruments
Exchange-traded or centrally cleared	8,317
Cash	1
Deposits with counterparty	416
Receivable for Portfolio shares sold	306
Dividends receivable from Affiliates	1,075
457,832

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$2,324
Payable for investments in Affiliates purchased	14,355
Payable for Portfolio shares redeemed	92
Accrued supervisory and administrative fees	41
Accrued distribution fees	8
Accrued servicing fees	52
Reimbursement to PIMCO	13
Other liabilities	5
16,890

Net Assets	$440,942

Net Assets Consist of:
Paid in capital	$441,101
(Overdistributed) net investment income	(17)
Accumulated undistributed net realized gain	25,861
Net unrealized (depreciation)	(26,003)
$440,942

Net Assets:
Administrative Class	$399,133
Advisor Class	41,809

Shares Issued and Outstanding:
Administrative Class	38,210
Advisor Class	4,019

Net Asset Value and Redemption Price Per Share Outstanding:
Administrative Class	$10.45
Advisor Class	10.40

Cost of Investments in Securities	$17,535
Cost of Investments in Affiliates	$458,670
Cost or Premiums of Financial Derivative Instruments, net	$8,069

* Includes repurchase agreements of:	$790

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statement of Operations PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$4
Dividends from Investments in Affiliates	15,947
Total Income	15,951

Expenses:
Investment advisory fees	1,646
Supervisory and administrative fees	1,463
Servicing fees - Administrative Class	513
Distribution and/or servicing fees - Advisor Class	59
Trustee fees	5
Miscellaneous expense	18
Total Expenses	3,704
Waiver and/or Reimbursement by PIMCO	(2,185)
Net Expenses	1,519

Net Investment Income	14,432

Net Realized Gain (Loss):
Investments in Affiliates	(863)
Net capital gain distributions received from Affiliate investments	19,740
Exchange-traded or centrally cleared financial derivative instruments	12,810
Net Realized Gain	31,687

Net Change in Unrealized Appreciation (Depreciation):
Investments in Securities	2
Investments in Affiliates	(24,605)
Exchange-traded or centrally cleared financial derivative instruments	(1,311)
Net Change in Unrealized (Depreciation)	(25,914)
Net Gain	5,773

Net Increase in Net Assets Resulting from Operations	$20,205

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase in Net Assets from:

Operations:
Net investment income	$14,432	$9,470
Net realized gain	31,687	11,773
Net change in unrealized appreciation (depreciation)	(25,914)	189
Net increase in net assets resulting from operations	20,205	21,432

Distributions to Shareholders:
From net investment income
Administrative Class	(14,817)	(9,419)
Advisor Class	(1,433)	(381)
From net realized capital gains
Administrative Class	(6,457)	(8,354)
Advisor Class	(631)	(336)

Total Distributions	(23,338)	(18,490)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	146,120	204,914

Total Increase in Net Assets	142,987	207,856

Net Assets:
Beginning of year	297,955	90,099
End of year*	$440,942	$297,955

* Including (overdistributed) net investment income of:	$(17)	$(1)

**	See Note 12 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Global Diversified Allocation Portfolio

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 4.0%

SHORT-TERM INSTRUMENTS 4.0%

REPURCHASE AGREEMENTS (c) 0.2%
		$790

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 3.8%
0.049% due 01/08/2015 - 04/30/2015 (a)(e)(f)	$16,748	16,747

Total Short-Term Instruments (Cost $17,535)		17,537

Total Investments in Securities (Cost $17,535)		17,537

	SHARES
INVESTMENTS IN AFFILIATES 97.5%

MUTUAL FUNDS (b) 90.2%
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	930,097	8,864
PIMCO Emerging Markets Bond Fund	1,311,428	13,298
PIMCO EqS Pathfinder Fund®	2,375,358	21,972

	SHARES	MARKET VALUE (000S)
PIMCO EqS® Dividend Fund	4,290,702	$31,065
PIMCO EqS® Emerging Markets Fund	1,556,652	13,263
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	1,225,657	13,200
PIMCO Fundamental IndexPLUS® AR Fund	3,306,263	21,854
PIMCO Global Advantage® Strategy Bond Fund	1,660,779	17,654
PIMCO Income Fund	1,798,883	22,180
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	1,508,816	13,248
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	2,920,714	22,139
PIMCO Investment Grade Corporate Bond Fund	2,102,309	22,179
PIMCO Real Return Fund	2,029,223	22,159
PIMCO Short-Term Fund	6,793,857	66,240
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	1,810,171	21,975
PIMCO Total Return Fund IV	6,286,857	66,452

Total Mutual Funds (Cost $426,069)		397,742

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.3%
PIMCO Short-Term Floating NAV Portfolio	1,874	$19
PIMCO Short-Term Floating NAV Portfolio III	3,270,670	32,419

Total Short-Term Instruments (Cost $32,601)		32,438

Total Investments in Affiliates (Cost $458,670)		430,180

Total Investments 101.5% (Cost $476,205)		$447,717

Financial Derivative Instruments (d) 1.4% (Cost or Premiums, net $8,069)		5,993

Other Assets and Liabilities, net (2.9%)		(12,768)

Net Assets 100.0%		$440,942

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$790	Fannie Mae 2.200% due 10/17/2022	$(810)	$790	$790

Total Repurchase Agreements						$(810)	$790	$790

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$790	$0	$0	$0	$790	$(810)	$(20)

Prime Brokerage Agreement
FOB	0	0	0	0	0	8,179	8,179

Total Borrowings and Other Financing Transactions	$790	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,425.000	12/19/2015	554	$1,170	$1,247
Put - CBOE S&P 500 Index	1,650.000	12/19/2015	554	2,411	2,542
Put - CBOE S&P 500 Index	1,850.000	12/19/2015	554	4,488	4,528

				$8,069	$8,317

Total Purchased Options				$8,069	$8,317

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
E-mini S&P 500 Index March Futures	Long	03/2015	1,912	$2,237	$0	$(2,324)

Total Futures Contracts				$2,237	$0	$(2,324)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(e)	Securities with an aggregate market value of $8,179 have been pledged as collateral as of December 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(f)	Securities with an aggregate market value of $8,567 and cash of $416 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$8,317	$0	$0	$8,317	$0	$(2,324)	$0	$(2,324)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$8,317	$0	$0	$8,317

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$2,324	$0	$0	$2,324

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Global Diversified Allocation Portfolio (Cont.)

December 31, 2014

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(5,739)	$0	$0	$(5,739)
Futures	0	0	18,549	0	0	18,549

	$0	$0	$12,810	$0	$0	$12,810

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$790	$0	$0	$790
Futures	0	0	(2,101)	0	0	(2,101)

	$0	$0	$(1,311)	$0	$0	$(1,311)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$790	$0	$790
U.S. Treasury Bills	0	16,747	0	16,747
	$0	$17,537	$0	$17,537

Investments in Affiliates, at Value
Mutual Funds	397,742	0	0	397,742
Short-Term Instruments
Central Funds Used for Cash Management Purposes	32,438	0	0	32,438
	$430,180	$0	$0	$430,180

Total Investments	$430,180	$17,537	$0	$447,717

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$8,317	$0	$8,317

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(2,324)	$0	$0	$(2,324)

Totals	$427,856	$25,854	$0	$453,710

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO Global Diversified Allocation Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio seeks to achieve its investment objective by investing in a combination of acquired funds and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Act, equity securities, fixed income instruments, forwards and derivatives. “Fixed income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the Underlying PIMCO Funds (except commodity-related Underlying PIMCO Funds). The Portfolio may invest up to 10% of its total assets in commodity-related investments (including investment in commodity-related Underlying PIMCO Funds).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period

ANNUAL REPORT	DECEMBER 31, 2014	15

Notes to Financial Statements (Cont.)

may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statement of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2014	17

Notes to Financial Statements (Cont.)

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

(b) Investments in Affiliates

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$5,924	$3,095	$0	$0	$(155)	$8,864	$9	$0
PIMCO Emerging Markets Bond Fund	0	14,070	0	0	(772)	13,298	621	79
PIMCO Emerging Markets Full Spectrum Bond Fund	8,939	0	(8,895)	(773)	729	0	10	0
PIMCO EqS Pathfinder Fund®	14,858	12,130	0	0	(5,016)	21,972	1,005	4,010
PIMCO EqS® Dividend Fund	20,963	22,447	0	0	(12,345)	31,065	2,394	10,702
PIMCO EqS® Emerging Markets Fund	8,925	4,665	0	0	(327)	13,263	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	8,906	4,134	0	0	160	13,200	1,004	0
PIMCO Fundamental IndexPLUS® AR Fund	14,858	7,854	0	0	(858)	21,854	1,364	1,581
PIMCO Global Advantage® Strategy Bond Fund	11,842	6,550	0	0	(738)	17,654	370	0
PIMCO Income Fund	14,859	7,388	0	0	(67)	22,180	1,150	43
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	8,889	8,141	0	0	(3,782)	13,248	312	2,647
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	14,868	8,467	0	0	(1,196)	22,139	2,213	0
PIMCO Investment Grade Corporate Bond Fund	14,804	6,991	0	0	384	22,179	923	113
PIMCO Real Return Fund	14,778	7,723	0	0	(342)	22,159	758	0
PIMCO Short-Term Floating NAV Portfolio	25,989	43,937	(69,910)	0	3	19	37	0
PIMCO Short-Term Floating NAV Portfolio III	0	65,372	(32,700)	(90)	(163)	32,419	271	0
PIMCO Short-Term Fund	44,441	22,539	0	0	(740)	66,240	1,050	129
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	14,830	7,039	0	0	106	21,975	1,299	0
PIMCO Total Return Fund IV	44,415	21,523	0	0	514	66,452	1,157	436
Totals	$293,088	$274,065	$(111,505)	$(863)	$(24,605)	$430,180	$15,947	$19,740

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2014	19

Notes to Financial Statements (Cont.)

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

7. PRINCIPAL RISKS

In the normal course of business, the Acquired Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Acquired Funds will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Acquired Fund’s) investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio (or Acquired Fund) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Acquired Fund) may lose money if these changes are not anticipated by Fund management. The Portfolio (or Acquired Fund) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Acquired Fund) to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio (or Acquired Fund) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s (or Acquired Fund’s) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Acquired Fund) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Acquired Fund) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Acquired Fund) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Acquired Fund), or, in the case of hedging positions, that the Portfolio’s (or Acquired Fund’s) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks

ANNUAL REPORT	DECEMBER 31, 2014	21

Notes to Financial Statements (Cont.)

or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Acquired Fund’s) investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s (or Acquired Fund’s) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Acquired Fund) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Acquired Funds will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Acquired Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Acquired Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Acquired Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Acquired Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Acquired Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Acquired Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Acquired Funds. The Acquired Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Acquired Funds subsequently decreases, the Acquired Funds would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Acquired Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

(cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor

ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements (Cont.)

(“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2013, to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2014, the remaining recoverable amount to PIMCO was $14,070.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2015, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to the Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2014, the amount was $2,179,832.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$172,825	$8,895

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	12,346	$132,026	20,835	$218,273
Advisor Class	2,758	29,579	1,138	11,988
Issued as reinvestment of distributions
Administrative Class	1,999	21,274	1,694	17,773
Advisor Class	195	2,064	69	717
Cost of shares redeemed
Administrative Class	(3,560)	(37,920)	(4,118)	(43,227)
Advisor Class	(84)	(903)	(57)	(610)
Net increase (decrease) resulting from Portfolio share transactions	13,654	$146,120	19,561	$204,914

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2014, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 87% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements (Cont.)

December 31, 2014

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$2,023	$26,612	$(28,777)	$(17)	$—	$—	$—

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and options for federal income tax purposes.
(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$476,494	$1	$(28,778)	$(28,777)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$18,317	$5,021	$—
12/31/2013	$13,955	$4,535	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

26	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Global Diversified Allocation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Global Diversified Allocation Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

ANNUAL REPORT	DECEMBER 31, 2014	27

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
FOB	Credit Suisse Securities (USA) LLC	SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange

28	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

9.65%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

4.97%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2014	29

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

30	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	31

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

32	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

34	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	37

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT30AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Global Multi-Asset Managed Volatility Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Multi-Asset Managed Volatility Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio or Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The

ANNUAL REPORT	DECEMBER 31, 2014	5

Important Information About the Portfolio (Cont.)

hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical

(5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Multi-Asset Managed Volatility Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Mutual Funds	39.8%
U.S. Treasury Obligations	23.7%
Short-Term Instruments‡	10.7%
Corporate Bonds & Notes	8.2%
Sovereign Issues	7.9%
Exchange-Traded Funds	6.9%
Other	2.8%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	Class Inception (04/27/2012)
PIMCO Global Multi-Asset Managed Volatility Portfolio Administrative Class	4.88%	0.66%
MSCI World Index±	4.94%	13.30%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±±	5.43%	8.98%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.68% for Administrative Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

±± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$991.50	$1,020.78
Expenses Paid During Period†	$4.54	$4.61
Net Annualized Expense Ratio††	0.90%	0.90%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Multi-Asset Managed Volatility Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index with explicit management of overall portfolio volatility. PIMCO uses a three-step approach in seeking to achieve the return and volatility parameters of the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage downside risks and total portfolio volatility. PIMCO evaluates these three steps daily and uses varying combinations of Acquired Funds and/or direct investments to implement the three steps within the Portfolio. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”). The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to U.S. equities benefited performance as the S&P 500 Index posted positive returns during the reporting period.

»	Allocations to emerging markets equities in Asia benefited performance as these securities generally posted positive returns during the reporting period.

»	Exposure to Japanese equities, built in the second half of the reporting period, benefited performance as these securities generally posted positive returns over this period.

»

Duration (or sensitivity to changes in market interest rates) exposure benefited performance, driven by long positioning in the U.S. and Australia, as sovereign yields in both markets declined over the reporting period.

»	Exposure to real estate investment trusts (“REITs”) benefited performance as REITs generally posted positive returns during the reporting period.

»

Tail-risk hedges, such as put options on U.S. equities (which seek to limit portfolio losses amid large market declines), was the primary detractor from performance as the S&P 500 Index posted positive returns during the reporting period.

ANNUAL REPORT	DECEMBER 31, 2014	7

Financial Highlights PIMCO Global Multi-Asset Managed Volatility Portfolio (Consolidated)

Selected Per Share Data for the Year or Period Ended:	12/31/2014	12/31/2013	04/27/2012-12/31/2012

Administrative Class
Net asset value beginning of year or period	$9.33	$10.17	$10.00
Net investment income (a)	0.26	0.22	0.24
Net realized/unrealized gain (loss)	0.20	(0.84)	0.09
Net increase (decrease) from investment operations	0.46	(0.62)	0.33
Dividends from net investment income	(0.29)	(0.09)	(0.16)
Distributions from net realized capital gains	0.00	(0.06)	0.00
Tax basis return of capital	(0.03)	(0.07)	0.00
Total distributions	(0.32)	(0.22)	(0.16)
Net asset value end of year or period	$9.47	$9.33	$10.17
Total return	4.88%	(6.12)%	3.35%
Net assets end of year or period (000s)	$90,566	$77,182	$36,008
Ratio of expenses to average net assets	0.84%	0.80%	0.77	%*
Ratio of expenses to average net assets excluding waivers	1.24%	1.23%	1.73	%*
Ratio of expenses to average net assets excluding interest expense	0.82%	0.80%	0.77	%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.22%	1.23%	1.73	%*
Ratio of net investment income to average net assets	2.67%	2.29%	3.48	%*
Portfolio turnover rate	352%	79%	76%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Managed Volatility Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$51,358
Investments in Affiliates	42,039
Financial Derivative Instruments
Exchange-traded or centrally cleared	224
Over the counter	2,117
Cash	1
Deposits with counterparty	1,360
Foreign currency, at value	774
Receivable for investments sold	21,879
Receivable for Portfolio shares sold	10
Interest and dividends receivable	304
Dividends receivable from Affiliates	130
Other assets	1
120,197

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$3,173
Payable for short sales	8,571
Financial Derivative Instruments
Exchange-traded or centrally cleared	579
Over the counter	1,854
Payable for investments purchased	14,650
Payable for investments in Affiliates purchased	120
Deposits from counterparty	260
Payable for Portfolio shares redeemed	15
Accrued investment advisory fees	65
Accrued supervisory and administrative fees	4
Accrued servicing fees	12
Reimbursement to PIMCO	1
Other liabilities	1
29,305

Net Assets	$90,892

Net Assets Consist of:
Paid in capital	$93,345
(Overdistributed) net investment income	(430)
Accumulated undistributed net realized (loss)	(393)
Net unrealized (depreciation)	(1,630)
$90,892

Net Assets:
Administrative Class	$90,566
Advisor Class	326

Shares Issued and Outstanding:
Administrative Class	9,561
Advisor Class	34

Net Asset Value and Redemption Price Per Share Outstanding:
Administrative Class	$9.47
Advisor Class	9.47

Cost of Investments in Securities	$51,793
Cost of Investments in Affiliates	$42,830
Cost of Foreign Currency Held	$780
Proceeds Received on Short Sales	$8,523
Cost or Premiums of Financial Derivative Instruments, net	$282

* Includes repurchase agreements of:	$3,645

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Consolidated Statement of Operations PIMCO Global Multi-Asset Managed Volatility Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$798
Dividends	220
Dividends from Investments in Affiliates	1,923
Total Income	2,941

Expenses:
Investment advisory fees	849
Supervisory and administrative fees	47
Servicing fees - Administrative Class	125
Dividends on short sales	4
Trustee fees	1
Interest expense	9
Miscellaneous expense	4
Total Expenses	1,039
Waiver and/or Reimbursement by PIMCO	(337)
Net Expenses	702

Net Investment Income	2,239

Net Realized Gain (Loss):
Investments in securities	(2,201)
Investments in Affiliates	558
Net capital gain distributions received from Affiliate investments	1,814
Exchange-traded or centrally cleared financial derivative instruments	1,326
Over the counter financial derivative instruments	(116)
Short sales	1
Foreign currency	(103)
Net Realized Gain	1,279

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	1,647
Investments in Affiliates	(1,060)
Exchange-traded or centrally cleared financial derivative instruments	(361)
Over the counter financial derivative instruments	174
Short sales	(48)
Foreign currency assets and liabilities	(14)
Net Change in Unrealized Appreciation	338
Net Gain	1,617

Net Increase in Net Assets Resulting from Operations	$3,856

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Managed Volatility Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase in Net Assets from:

Operations:
Net investment income	$2,239	$1,364
Net realized gain (loss)	1,279	(2,714)
Net change in unrealized appreciation (depreciation)	338	(2,575)
Net increase (decrease) in net assets resulting from operations	3,856	(3,925)

Distributions to Shareholders:
From net investment income
Administrative Class	(2,587)	(715)
Advisor Class	(8)	(0)
From net realized capital gains
Administrative Class	0	(509)
Advisor Class	0	(0)
Tax basis return of capital
Administrative Class	(304)	(435)
Advisor Class	(1)	(0)

Total Distributions	(2,900)	(1,659)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	12,745	46,767

Total Increase in Net Assets	13,701	41,183

Net Assets:
Beginning of year	77,191	36,008
End of year*	$90,892	$77,191

* Including (overdistributed) net investment income of:	$(430)	$(899	)***

† A zero balance may reflect actual amounts rounding to less than one thousand.

** See Note 13 in the Notes to Financial Statements.

*** See Note 15 in the Notes to Financial Statements regarding corrections to previously issued financial statements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 56.5%

CORPORATE BONDS & NOTES 8.4%

BANKING & FINANCE 6.7%
Ally Financial, Inc.
2.750% due 01/30/2017		$300	$300
5.500% due 02/15/2017		300	316
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	500	690
Banco Santander S.A.
6.250% due 09/11/2021 (d)		300	352
Bankia S.A.
3.500% due 01/17/2019		400	523
Barclays Bank PLC
7.625% due 11/21/2022		$400	438
7.750% due 04/10/2023		400	436
Barclays PLC
8.000% due 12/15/2020 (d)	EUR	200	253
BPCE S.A.
4.625% due 07/11/2024		$300	292
CIT Group, Inc.
5.000% due 05/15/2017		200	208
Credit Agricole S.A.
8.125% due 09/19/2033		200	224
Credit Suisse
6.500% due 08/08/2023		200	220
General Motors Financial Co., Inc.
2.625% due 07/10/2017		200	201
2.750% due 05/15/2016		200	204
3.500% due 07/10/2019		200	204
4.750% due 08/15/2017		100	106
HBOS PLC
0.957% due 09/30/2016		200	199
International Lease Finance Corp.
5.750% due 05/15/2016		100	104
8.750% due 03/15/2017		300	333
KBC Bank NV
8.000% due 01/25/2023		200	225
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	200	312

			6,140

INDUSTRIALS 1.1%
HCA, Inc.
6.500% due 02/15/2016		$400	419
MGM Resorts International
10.000% due 11/01/2016		400	447
Time Warner Cable, Inc.
5.850% due 05/01/2017		100	109

			975

UTILITIES 0.6%
AT&T, Inc.
0.677% due 03/30/2017		100	100
Sprint Communications, Inc.
9.125% due 03/01/2017		400	441

			541

Total Corporate Bonds & Notes (Cost $7,779)			7,656

U.S. GOVERNMENT AGENCIES 1.1%
Fannie Mae
3.000% due 02/01/2045		1,000	1,009

Total U.S. Government Agencies (Cost $1,009)			1,009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 24.3%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022		$103	$101
0.125% due 01/15/2023		206	199
0.375% due 07/15/2023		510	506
0.625% due 02/15/2043 (i)		640	605
1.375% due 02/15/2044		917	1,043
2.125% due 02/15/2040 (j)		85	110
2.125% due 02/15/2041 (j)		147	193
2.375% due 01/15/2025		126	148
U.S. Treasury Notes
0.109% due 04/30/2016 (j)†		100	100
1.625% due 04/30/2019 (i)(j)		1,900	1,907
2.125% due 12/31/2021		6,500	6,564
2.250% due 04/30/2021 (g)(i)(j)		10,400	10,613

Total U.S. Treasury Obligations (Cost $21,818)			22,089

ASSET-BACKED SECURITIES 0.1%
Countrywide Asset-Backed Certificates
0.270% due 08/25/2037		21	20
Lehman XS Trust
0.955% due 10/25/2035		98	92

Total Asset-Backed Securities (Cost $106)			112

SOVEREIGN ISSUES 8.1%
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	2,400	852
0.000% due 01/01/2018		100	26
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025		1,200	395
France Government Bond
0.250% due 07/25/2018 (c)	EUR	625	770
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	4,692	359
4.000% due 11/08/2046 (c)		4,007	311
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	213	265
Slovenia Government International Bond
5.850% due 05/10/2023		$200	227
Spain Government International Bond
3.800% due 04/30/2024	EUR	1,600	2,318
4.400% due 10/31/2023		700	1,048
5.400% due 01/31/2023		500	792

Total Sovereign Issues (Cost $7,486)			7,363

		SHARES
COMMON STOCKS 1.8%

CONSUMER DISCRETIONARY 0.0%
SFX Entertainment, Inc. (a)		5,992	27

FINANCIALS 1.4%
Barclays PLC		90,013	342
BNP Paribas S.A.		5,070	302
Intesa Sanpaolo SpA		108,093	317
Societe Generale S.A.		6,270	265

			1,226

HEALTH CARE 0.4%
Covidien PLC		3,676	376

Total Common Stocks (Cost $1,797)			1,629

		SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 5.5%
iShares China Large Cap Index ETF		22,300	$928
iShares MSCI EAFE ETF		17,190	1,046
iShares MSCI Emerging Markets ETF		19,954	784
Vanguard FTSE Emerging Markets ETF		55,244	2,211

Total Exchange-Traded Funds (Cost $4,928)			4,969

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.2%

REPURCHASE AGREEMENTS (f) 4.0%
			3,645

SHORT-TERM NOTES 0.1%
Federal Home Loan Bank
0.051% due 02/12/2015 †		$100	100

GREECE TREASURY BILLS 2.4%
2.067% due 01/09/2015 - 02/06/2015 (b)	EUR	1,800	2,176

MEXICO TREASURY BILLS 0.7%
3.042% due 01/08/2015	MXN	9,000	610

Total Short-Term Instruments (Cost $6,870)			6,531

Total Investments in Securities (Cost $51,793)			51,358

		SHARES
INVESTMENTS IN AFFILIATES 46.3%

MUTUAL FUNDS (e) 40.9%
PIMCO Emerging Markets Corporate Bond Fund		134,160	1,422
PIMCO EqS Pathfinder Fund®		268,140	2,480
PIMCO EqS® Emerging Markets Fund		142,659	1,216
PIMCO Income Fund		1,070,851	13,204
PIMCO Mortgage Opportunities Fund		220,683	2,445
PIMCO StocksPLUS® Fund		881,336	8,293
PIMCO TRENDS Managed Futures Strategy Fund		427,601	4,669
PIMCO Unconstrained Bond Fund		304,721	3,407

Total Mutual Funds (Cost $37,865)			37,136

EXCHANGE-TRADED FUNDS 1.6%
PIMCO Diversified Income Active Exchange-Traded Fund		15,200	745
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund		15,900	728

Total Exchange-Traded Funds (Cost $1,525)			1,473

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.8%
PIMCO Short-Term Floating NAV Portfolio	1,392	$14
PIMCO Short-Term Floating NAV Portfolio III	344,688	3,416

Total Short-Term Instruments (Cost $3,440)		3,430

Total Investments in Affiliates (Cost $42,830)		42,039

Total Investments 102.8% (Cost $94,623)		$93,397

Financial Derivative Instruments (h)(k) (0.1%) (Cost or Premiums, net $282)		(92)

Other Assets and Liabilities, net (2.7%)		(2,413)

Net Assets 100.0%		$90,892

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio IV, Ltd., which is a 100% owned subsidiary of the Portfolio.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.150% †	12/31/2014	01/02/2015	$300	U.S. Treasury Bonds 3.625% due 02/15/2044	$(311)	$300	$300
BPG	0.130% †	12/31/2014	01/02/2015	300	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	(307)	300	300
	0.120% †	12/31/2014	01/02/2015	300	U.S. Treasury Notes 2.000% due 08/31/2021	(306)	300	300
DEU	0.100% †	12/31/2014	01/02/2015	600	U.S. Treasury Bonds 3.125% due 02/15/2043	(613)	600	600
FOB	0.150% †	12/31/2014	01/02/2015	300	U.S. Treasury Notes 0.375% due 03/15/2016	(408)	400	400
JPS	0.140% †	12/31/2014	01/02/2015	300	U.S. Treasury Notes 1.875% due 06/30/2015	(307)	300	300
SSB	0.000% †	12/31/2014	01/02/2015	845	Fannie Mae 2.200% - 2.260% due 10/17/2022	(864)	845	845
TDM	0.150% †	12/31/2014	01/02/2015	600	U.S. Treasury Notes 1.500% due 08/31/2018	(616)	600	600

Total Repurchase Agreements						$(3,732)	$3,645	$3,645

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.400%	12/31/2014	01/07/2015	$(3,172)	$(3,173)

Total Sale-Buyback Transactions					$(3,173)

(2)

As of December 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2014 was $7,431 at a weighted average interest rate of 0. 091%.

(3)	Payable for sale-buyback transactions includes $1 of deferred price drop on sale-buyback transactions.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	01/01/2045	$ 1,000	$(1,041)	$(1,042)
Fannie Mae	3.500%	02/01/2045	7,000	(7,254)	(7,275)

				$(8,295)	$(8,317)

SHORT SALES ON COMMON STOCKS

Counterparty	Description	Shares	Proceeds	Payable for Short Sales
GSC	Medtronic, Inc.	3,518	(228)	(254)

			$(228)	$(254)

Total Short Sales			$(8,523)	$(8,571)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(g)	Securities with an aggregate market value of $3,163 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO Global Multi-Asset Managed Volatility Portfolio
Global/Master Repurchase Agreement
SSB	$675	$0	$0	$0	$675	$(689)	$(14)

Master Securities Forward Transaction Agreement
BCY	0	0	(3,173)	0	(3,173)	3,163	(10)

Prime Brokerage Agreement
GSC	0	0	0	(254)	(254)	788	534

PIMCO Cayman Commodity Portfolio IV, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BOS	300	0	0	0	300	(311)	(11)
BPG	600	0	0	0	600	(613)	(13)
DEU	600	0	0	0	600	(613)	(13)
FOB	400	0	0	0	400	(408)	(8)
JPS	300	0	0	0	300	(307)	(7)
SSB	170	0	0	0	170	(175)	(5)
TDM	600	0	0	0	600	(616)	(16)

Total Borrowings and Other Financing Transactions	$3,645	$0	$(3,173)	$(254)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$60.000	03/20/2015	343	$91	$51
Put - CBOE iShares MSCI Emerging Markets Index Fund	34.000	01/17/2015	993	169	2
Put - CBOE iShares MSCI Emerging Markets Index Fund	36.000	03/20/2015	333	71	19

				$331	$72

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,600.000	01/17/2015	35	$253	$2
Put - CBOE S&P 500 Index	1,650.000	03/20/2015	12	74	8
Call - OSE Nikkei 225 Index	18,500.000	02/13/2015	13	26	20

				$353	$30

Total Purchased Options				$684	$102

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - COMEX Gold 100 oz. February Futures †	$1,250.000	01/27/2015	3	$(2)	$(1)
Call - COMEX Gold 100 oz. March Futures †	1,250.000	02/24/2015	1	0	(1)
Put - NYMEX Henry Hub Natural Gas April Futures †	3,000.000	03/26/2015	12	(11)	(39)
Call - NYMEX Henry Hub Natural Gas April Futures †	3,700.000	03/26/2015	12	(8)	(4)
Call - NYMEX WTI Crude February Futures †	74.000	01/14/2015	16	(14)	0
Call - NYMEX WTI Crude March Futures †	67.000	02/17/2015	1	(1)	0

				$(36)	$(45)

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$55.000	03/20/2015	343	$(52)	$(18)
Put - CBOE iShares MSCI Emerging Markets Index Fund	30.000	01/17/2015	993	(87)	(1)
Put - CBOE iShares MSCI Emerging Markets Index Fund	39.000	01/17/2015	437	(23)	(22)
Put - CBOE iShares MSCI Emerging Markets Index Fund	31.000	03/20/2015	333	(33)	(4)

				$(195)	$(45)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares Russell 2000 Index	1,110.000	01/17/2015	7	$(5)	$(2)
Put - CBOE S&P 500 Index	1,425.000	01/17/2015	35	(125)	0
Put - CBOE S&P 500 Index	1,950.000	01/17/2015	9	(10)	(6)
Put - CBOE S&P 500 Index	1,450.000	03/20/2015	12	(35)	(3)
Put - EUREX EURO STOXX 50 Index	3,000.000	01/16/2015	47	(16)	(10)
Put - EUREX EURO STOXX 50 Index	3,100.000	01/16/2015	23	(9)	(11)
Put - OSE Nikkei 225 Index	15,625.000	02/13/2015	13	(26)	(11)
Put - OSE Nikkei 225 Index	15,750.000	02/13/2015	6	(13)	(7)

				$(239)	$(50)

Total Written Options				$(470)	$(140)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	24	$6	$0	$0
90-Day Eurodollar December Futures	Short	12/2016	12	(1)	0	(1)
90-Day Eurodollar June Futures	Short	06/2016	36	6	0	(1)
90-Day Eurodollar March Futures	Short	03/2016	71	16	0	(1)
90-Day Eurodollar September Futures	Short	09/2016	36	5	0	(1)
DAX Index March Futures	Long	03/2015	5	4	0	(15)
E-mini S&P 500 Index March Futures	Long	03/2015	174	309	0	(211)
Euro STOXX 50 March Futures	Long	03/2015	34	20	0	(21)
Euro-Bobl March Futures	Long	03/2015	1	1	0	0
Euro-Bund 10-Year Bond March Futures	Short	03/2015	3	(8)	0	0
FTSE 100 Index March Futures	Long	03/2015	17	41	7	(23)
FTSE China A50 Index January Futures	Long	01/2015	84	71	48	0
Gold 100 oz. February Futures †	Short	02/2015	7	(2)	11	0
Hang Seng China Enterprises Index January Futures	Long	01/2015	12	9	11	(19)
JPX Nikkei Index 400 March Futures	Long	03/2015	471	(29)	0	(89)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Natural Gas April Futures †	Long	03/2015	1	$(9)	$0	$(2)
Natural Gas February Futures †	Short	01/2015	1	1	1	0
Natural Gas March Futures †	Short	02/2015	1	9	2	0
SGX CNX Nifty Index January Futures	Long	01/2015	85	6	6	0
U.S. Treasury 10-Year Note March Futures	Long	03/2015	67	2	15	0
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	8	3	2	0
U.S. Treasury Ultra Long-Term Bond March Futures	Long	03/2015	7	52	2	0
United Kingdom Long Gilt March Futures	Short	03/2015	23	(117)	0	(21)
WTI Crude February Futures †	Short	01/2015	3	32	3	0
WTI Crude March Futures †	Short	02/2015	5	29	4	0
WTI Crude October Futures †	Long	09/2015	1	(2)	0	0
WTI Crude September Futures †	Long	08/2015	7	(111)	0	(3)

Total Futures Contracts				$343	$112	$(408)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$1,400	$89	$(5)	$1	$0
CDX.IG-23 5-Year Index	1.000%	12/20/2019	6,900	112	(2)	1	0

				$201	$(7)	$2	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	3.400%	06/20/2029	CAD	520	$46	$32	$3	$0
Receive	3-Month CAD-Bank Bill	3.500%	06/20/2044		450	(62)	(46)	0	(5)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021	$	3,900	(122)	(106)	0	(4)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		200	(34)	(41)	0	0
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045	EUR	2,400	(387)	(378)	0	(9)
Receive	6-Month GBP-LIBOR	2.750%	03/18/2025	GBP	1,500	(189)	(51)	0	(12)
Receive	6-Month JPY-LIBOR	1.000%	03/20/2024	JPY	160,000	(68)	(31)	0	(1)
Pay	28-Day MXN-TIIE	5.750%	12/06/2021	MXN	19,500	0	9	5	0

						$(816)	$(612)	$8	$(31)

Total Swap Agreements						$(615)	$(619)	$10	$(31)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(i)	Securities with an aggregate market value of $2,228 and cash of $245 have been pledged as collateral as of December 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(j)	Securities with an aggregate market value of $1,299 and cash of $1,116 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO Global Multi-Asset Managed Volatility Portfolio (1)	$102	$91	$10	$203	$(95)	$(403)	$(31)	$(529)
PIMCO Cayman Commodity Portfolio IV, Ltd. (Subsidiary) (1)	0	21	0	21	(45)	(5)	0	(50)

Total Exchange-Traded or Centrally Cleared	$102	$112	$10	$224	$(140)	$(408)	$(31)	$(579)

(1)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2015		BRL	2,416	$		968	$59	$0
	01/2015		JPY	297,858			2,484	0	(3)
	01/2015	$		910		BRL	2,416	0	(1)
	02/2015		EUR	675	$		844	27	0
	02/2015		KRW	980,838			900	6	0
	02/2015		MXN	267			18	0	0
	02/2015		THB	4,717			144	1	0
	02/2015	$		171		EUR	139	0	(3)
	02/2015			296		HKD	2,296	0	0
	02/2015			2,484		JPY	297,858	3	0
	02/2015			174		MXN	2,369	0	(14)
	02/2015			531		SEK	3,928	0	(27)
	07/2015			492		BRL	1,360	0	(5)

BPS	01/2015		BRL	2,087	$		783	0	(2)
	01/2015		MXN	8,866			674	73	0
	01/2015	$		803		BRL	2,087	0	(18)
	02/2015		MXN	8,755	$		646	54	0
	02/2015	$		158		MXN	2,083	0	(17)
	06/2015		COP	166,520	$		72	3	0

BRC	01/2015		HUF	2,862			12	1	0
	01/2015		RUB	13,376			253	32	0
	02/2015		MXN	8,603			630	48	0
	02/2015		TWD	29,204			961	37	0
	02/2015	$		482		BRL	1,246	0	(17)

CBK	01/2015			2,647		INR	165,300	0	(38)
	01/2015			29		RUB	1,952	3	0
	02/2015		EUR	147	$		182	5	0
	02/2015		RUB	1,952			29	0	(4)
	02/2015	$		1,679		CHF	1,625	0	(44)
	02/2015			54		EUR	44	0	0
	02/2015			124		NOK	849	0	(10)
	07/2015		BRL	2,400	$		871	12	0

DUB	01/2015			4,706			1,772	1	0
	01/2015		IDR	997,522			80	0	0
	01/2015	$		1,829		BRL	4,706	0	(59)
	01/2015		ZAR	6,133	$		548	20	0
	02/2015		PHP	5,229			116	0	(1)
	07/2015		BRL	4,706			1,735	51	0

FBF	01/2015			2,076			871	90	0
	01/2015	$		782		BRL	2,076	0	(1)
	01/2015			3,414		JPY	403,958	0	(41)
	02/2015		HKD	296	$		38	0	0
	02/2015	$		279		DKK	1,671	0	(8)

GLM	01/2015		JPY	95,800	$		811	12	0
	01/2015		TRY	2,107			920	23	0
	01/2015	$		103		NZD	132	0	0
	01/2015			920		TRY	2,076	0	(37)
	02/2015		EUR	6,638	$		8,276	240	0

HUS	01/2015		CLP	81,347			140	6	0
	01/2015		JPY	23,200			196	2	0
	01/2015	$		1,491		AUD	1,743	0	(68)
	01/2015			276		SGD	353	0	(10)
	02/2015			325		BRL	837	0	(13)

JPM	01/2015		BRL	3,537	$		1,494	163	0
	01/2015	$		1,340		BRL	3,537	0	(9)
	01/2015			107		JPY	12,900	1	0
	01/2015			18		RUB	1,235	2	0
	02/2015		HKD	14,463	$		1,865	0	0
	02/2015		KRW	307,196			294	13	0
	02/2015		RUB	1,235			18	0	(2)
	02/2015	$		287		KRW	304,593	0	(9)
	02/2015			70		TWD	2,122	0	(3)
	04/2015		PEN	217	$		73	1	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
MSB	01/2015		BRL	985	$		371	$0	$0
	01/2015		TRY	433			191	7	0
	01/2015	$		371		BRL	985	0	0
	01/2015			32		RUB	2,254	5	0
	02/2015		BRL	985	$		368	0	0
	02/2015		MXN	7,846			555	24	0
	02/2015		RUB	2,254			32	0	(6)
	02/2015	$		3,502		GBP	2,241	0	(10)
	03/2015			1,881		CAD	2,153	0	(30)

NGF	01/2015		BRL	352	$		130	0	(2)
	01/2015	$		133		BRL	352	0	0

RBC	02/2015		MXN	12,813	$		906	39	0
	02/2015	$		1,324		MXN	17,498	0	(140)

SOG	01/2015		CZK	401	$		18	1	0
	01/2015		PLN	392			117	6	0
	02/2015	$		122		TWD	3,698	0	(5)

UAG	01/2015		BRL	550	$		208	7	(6)
	01/2015		IDR	498,619			40	0	0
	01/2015	$		207		BRL	550	0	0
	02/2015		CNY	595	$		96	0	0
	02/2015		GBP	356			558	4	0
	02/2015		MYR	4,922			1,494	96	0
	02/2015	$		95		GBP	61	0	0
	02/2015			95		JPY	11,400	0	0
	02/2015			1,205		MYR	3,945	0	(84)

Total Forward Foreign Currency Contracts								$1,178	$(747)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	2,800	$49	$19

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016		1,000	44	1

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,200	0	0

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		1,900	75	30

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,400	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		3,600	76	24
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		500	21	8
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017		1,100	154	138

								$419	$220

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
FBF	Call - OTC EURO STOXX 50 Index	3,275.000	12/20/2019	EUR	57	$192	$225
	Call - OTC EURO STOXX 50 Index	3,650.000	12/20/2019		0	130	104

JPM	Call - OTC EURO STOXX 50 Index	3,400.000	12/20/2019		1	171	203

						$493	$532

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
MYI	Call - OTC Fannie Mae 3.500% due 01/01/2045	$	111.500	01/07/2015	$3,000	$0	$0

Total Purchased Options						$912	$752

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums Paid/(Received)	Market Value
BOA	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015	EUR	200	$0	$0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		200	(1)	0

BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		100	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		100	0	0

GST	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	01/21/2015	$	100	0	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	100	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		100	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		100	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		100	0	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		300	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		300	(1)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		100	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		100	0	0

SOG	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		100	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		100	0	0

							$(4)	$(1)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$360	$(9)	$(22)

JPM	Call - OTC USD versus INR	INR	65.000	03/10/2015	1,300	(15)	(10)

						$(24)	$(32)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Call - OTC CPURNSA Index	TBD	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	$100	$(1)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016	$	3,700	$(46)	$(2)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		4,600	(153)	(148)

								$(199)	$(150)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Put - OTC EURO STOXX 50 Index	2,200.000	12/20/2019	EUR 57	$(197)	$(166)
	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	0	(128)	(126)

JPM	Put - OTC EURO STOXX 50 Index	2,100.000	12/20/2019	57	(179)	(143)

					$(504)	$(435)

Total Written Options					$(732)	$(618)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in BRL		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at Beginning of Period	0	$32,100	AUD	0	BRL	0	EUR	8,000	GBP	0	JPY	0	$(163)
Sales	5,669	25,639		4,773		14		12,815		450		6,032	(2,841)
Closing Buys	(2,448)	(8,453)		(4,773)		(14)		0		(450)		(2,732)	1,075
Expirations	(626)	(38,126)		0		0		(18,401)		0		(3,300)	717
Exercised	(292)	(1,000)		0		0		(300)		0		0	10

Balance at End of Period	2,303	$10,160	AUD	0	BRL	0	EUR	2,114	GBP	0	JPY	0	$(1,202)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Ricoh Co. Ltd.	(1.000%	)	09/20/2019	0.322%	JPY 10,000	$(4)	$1	$0	$(3)

JPM	Ricoh Co. Ltd.	(1.000%	)	09/20/2019	0.322%	10,000	(4)	1	0	(3)

							$(8)	$2	$0	$(6)

CREDIT DEFAULT SWAPS ON SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Mexico Government International Bond	1.000%	12/20/2018	0.820%	$ 800	$(3)	$9	$6	$0
	Russia Government International Bond	1.000%	03/20/2019	4.827%	100	(8)	(6)	0	(14)

BRC	Italy Government International Bond	1.000%	12/20/2016	0.616%	200	(1)	3	2	0

CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.418%	100	(2)	4	2	0
	Indonesia Government International Bond	1.000%	12/20/2019	1.516%	300	(7)	0	0	(7)
	South Africa Government International Bond	1.000%	12/20/2019	1.831%	800	(30)	0	0	(30)

DUB	Indonesia Government International Bond	1.000%	12/20/2019	1.516%	500	(11)	(1)	0	(12)
	Italy Government International Bond	1.000%	12/20/2016	0.616%	200	(1)	3	2	0
	Spain Government International Bond	1.000%	12/20/2016	0.406%	200	0	3	3	0
	Venezuela Government International Bond	5.000%	03/20/2015	53.460%	5	0	(1)	0	(1)

FBF	Mexico Government International Bond	1.000%	12/20/2018	0.820%	300	(1)	3	2	0

GST	Brazil Government International Bond	1.000%	12/20/2015	0.918%	200	(1)	1	0	0

JPM	Brazil Government International Bond	1.000%	12/20/2016	1.204%	1,000	(10)	7	0	(3)

MYC	Spain Government International Bond	1.000%	12/20/2016	0.406%	200	0	2	2	0

						$(75)	$27	$19	$(67)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	100	$(2)	$9	$7	$0
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/10/2019	EUR	600	0	(7)	0	(7)

BPS	Pay	1-Month GBP-UKRPI	3.170%	12/15/2024	GBP	600	0	13	13	0
	Receive	1-Year BRL-CDI	11.500%	01/04/2021	BRL	600	(1)	4	3	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		5,700	(3)	(15)	0	(18)

CBK	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	2,800	(1)	25	24	0

DUB	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	1,800	(1)	(4)	0	(5)
	Receive	3-Month USD-CPURNSA Index	0.070%	12/22/2015	$	800	0	(1)	0	(1)
	Pay	3-Month USD-CPURNSA Index	1.485%	11/19/2016		3,600	0	(54)	0	(54)
	Pay	3-Month USD-CPURNSA Index	1.480%	11/20/2016		900	0	(13)	0	(13)
	Pay	3-Month USD-CPURNSA Index	1.473%	11/21/2016		700	0	(10)	0	(10)
	Pay	28-Day MXN-TIIE	5.840%	09/14/2021	MXN	58,000	(18)	43	25	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	400	$(12)	$37	$25	$0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		100	0	9	9	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	800	(1)	(2)	0	(3)

GLM	Pay	1-Year BRL-CDI	11.470%	01/02/2017		1,700	1	(6)	0	(5)
	Pay	3-Month EUR-EXT-CPI Index	0.900%	11/15/2019	EUR	3,000	4	(61)	0	(57)
	Pay	3-Month EUR-EXT-CPI Index	0.800%	12/10/2019		2,500	5	(40)	0	(35)

MYC	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019		700	0	(14)	0	(14)

RYL	Pay	3-Month USD-CPURNSA Index	1.550%	11/05/2016	$	1,200	0	(20)	0	(20)

UAG	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019	EUR	600	0	(12)	0	(12)

							$(29)	$(119)	$106	$(254)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	KOSPI 200 Index	8,000,000	3-Month USD-LIBOR plus a specified spread	03/13/2015	KRW	2,016,805	$(60)	$0	$(60)
	Receive	TWSE Index	1,400	3-Month USD-LIBOR plus a specified spread	01/21/2015	TWD	12,651	11	11	0

FBF	Pay	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	$	1,615	(4)	0	(4)

JPM	Receive	SX7E Index	7,043	1-Month EUR-EURIBOR plus a specified spread	09/25/2015	EUR	1,016	(84)	0	(84)

								$(137)	$11	$(148)

(5)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Pay	S&P 500 Index †	2.356%	01/09/2015	$326	$0	$(3)	$0	$(3)

GST	Pay	S&P 500 Index	7.156%	12/18/2015	224	0	9	9	0

SOG	Pay	S&P 500 Index †	1.960%	01/08/2015	714	0	(8)	0	(8)
	Pay	S&P 500 Index †	3.861%	01/12/2015	4,580	0	42	42	0

UAG	Pay	S&P 500 Index †	2.059%	01/02/2015	697	0	(2)	0	(2)
	Pay	S&P 500 Index †	2.220%	01/02/2015	671	0	(1)	0	(1)

						$0	$37	$51	$(14)

Total Swap Agreements						$(112)	$(190)	$187	$(489)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
PIMCO Global Multi-Asset Managed Volatility Portfolio
BOA	$96	$19	$24	$139	$(53)	$0	$(84)	$(137)	$2	$0	$2
BPS	130	0	16	146	(37)	0	(18)	(55)	91	0	91
BRC	118	0	2	120	(17)	0	0	(17)	103	0	103
CBK	20	1	26	47	(96)	(2)	(37)	(135)	(88)	0	(88)
DUB	72	0	30	102	(60)	(22)	(96)	(178)	(76)	0	(76)
FBF	90	329	36	455	(50)	(292)	(7)	(349)	106	0	106
GLM	275	0	0	275	(37)	0	(97)	(134)	141	0	141
GST	0	0	9	9	0	0	0	0	9	0	9
HUS	8	0	0	8	(91)	0	0	(91)	(83)	0	(83)
JPM	180	233	0	413	(23)	(154)	(90)	(267)	146	(260)	(114)
MSB	36	0	0	36	(46)	0	0	(46)	(10)	0	(10)
MYC	0	170	2	172	0	(148)	(14)	(162)	10	0	10
NGF	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
RBC	$39	$0	$0	$39	$(140)	$0	$0	$(140)	$(101)	$0	$(101)
RYL	0	0	0	0	0	0	(20)	(20)	(20)	0	(20)
SOG	7	0	0	7	(5)	0	0	(5)	2	0	2
UAG	107	0	0	107	(90)	0	(12)	(102)	5	0	5

PIMCO Cayman Commodity Portfolio IV, Ltd. (Subsidiary)
BOA	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
SOG	0	0	42	42	0	0	(8)	(8)	34	0	34
UAG	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)

Total Over the Counter	$1,178	$752	$187	$2,117	$(747)	$(618)	$(489)	$(1,854)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$102	$0	$0	$102
Futures	21	0	72	0	19	112
Swap Agreements	0	2	0	0	8	10

	$21	$2	$174	$0	$27	$224

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,178	$0	$1,178
Purchased Options	0	0	532	0	220	752
Swap Agreements	0	19	62	0	106	187

	$0	$19	$594	$1,178	$326	$2,117

	$21	$21	$768	$1,178	$353	$2,341

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$45	$0	$95	$0	$0	$140
Futures	5	0	378	0	25	408
Swap Agreements	0	0	0	0	31	31

	$50	$0	$473	$0	$56	$579

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$747	$0	$747
Written Options	0	1	435	32	150	618
Swap Agreements	0	73	158	0	258	489

	$0	$74	$593	$779	$408	$1,854

	$50	$74	$1,066	$779	$464	$2,433

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$15	$0	$344	$0	$(1)	$358
Written Options	34	0	580	0	0	614
Futures	90	0	1,503	0	(124)	1,469
Swap Agreements	0	89	0	0	(1,204)	(1,115)

	$139	$89	$2,427	$0	$(1,329)	$1,326

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(138)	$0	$(138)
Purchased Options	0	0	(42)	58	(160)	(144)
Written Options	0	29	109	57	130	325
Swap Agreements	(222)	36	(79)	0	106	(159)

	$(222)	$65	$(12)	$(23)	$76	$(116)

	$(83)	$154	$2,415	$(23)	$(1,253)	$1,210

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(603)	$0	$0	$(603)
Written Options	(9)	0	339	0	0	330
Futures	(131)	0	383	0	180	432
Swap Agreements	0	13	0	0	(533)	(520)

	$(140)	$13	$119	$0	$(353)	$(361)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$245	$0	$245
Purchased Options	0	0	38	5	(69)	(26)
Written Options	0	2	70	(14)	(28)	30
Swap Agreements	0	13	(118)	0	30	(75)

	$0	$15	$(10)	$236	$(67)	$174

	$(140)	$28	$109	$236	$(420)	$(187)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$6,140	$0	$6,140
Industrials	0	975	0	975
Utilities	0	541	0	541
U.S. Government Agencies	0	1,009	0	1,009
U.S. Treasury Obligations	0	22,089	0	22,089
Asset-Backed Securities	0	112	0	112
Sovereign Issues	0	7,363	0	7,363
Common Stocks
Consumer Discretionary	27	0	0	27
Financials	1,226	0	0	1,226
Health Care	376	0	0	376
Exchange-Traded Funds	4,969	0	0	4,969
Short-Term Instruments
Repurchase Agreements	0	3,645	0	3,645
Short-Term Notes	0	100	0	100
Greece Treasury Bills	0	2,176	0	2,176
Mexico Treasury Bills	0	610	0	610
	$6,598	$44,760	$0	$51,358

Investments in Affiliates, at Value
Mutual Funds	37,136	0	0	37,136
Exchange-Traded Funds	1,473	0	0	1,473

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,430	$0	$0	$3,430
	$42,039	$0	$0	$42,039

Total Investments	$48,637	$44,760	$0	$93,397

Short Sales, at Value - Liabilities
Common Stocks	(254)	0	0	(254)
U.S. Government Agencies	0	(8,317)	0	(8,317)
	$(254)	$(8,317)	$0	$(8,571)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	112	112	0	224
Over the counter	0	2,117	0	2,117
	$112	$2,229	$0	$2,341

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(453)	(126)	0	(579)
Over the counter	0	(1,854)	0	(1,854)
	$(453)	$(1,980)	$0	$(2,433)

Totals	$48,042	$36,692	$0	$84,734

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Multi-Asset Managed Volatility Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, equity securities, fixed income instruments, forwards and derivatives. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 50% to 70%, and under normal circumstances will invest a minimum of 20%, of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). The Portfolio may invest up to 5% of its total assets in real estate investment trusts. With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio IV, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMAMV Subsidiary”), and the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The GMAMV Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of fixed income instruments. The GMAMV Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 5% of its total assets in the GMAMV Subsidiary. The Portfolio is classified as “non-diversified” for purposes of the Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the Act, the Portfolio may indirectly diversify its portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally

ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements (Cont.)

4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Consolidated Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the

Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero

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coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates  The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$766	$0	$(768)	$2	$0	$0	$16	$0
PIMCO Diversified Income Active Exchange-Traded Fund	0	763	0	0	(18)	745	38	0
PIMCO Emerging Local Bond Fund	2,986	34	(3,050)	(298)	328	0	41	0
PIMCO Emerging Markets Corporate Bond Fund	1,448	67	0	0	(93)	1,422	67	0
PIMCO EqS Pathfinder Fund®	4,271	3,203	(4,147)	364	(1,211)	2,480	119	474
PIMCO EqS® Dividend Fund	5,548	115	(5,808)	455	(310)	0	116	0
PIMCO EqS® Emerging Markets Fund	4,912	1,320	(4,950)	88	(154)	1,216	0	0
PIMCO EqS® Long/Short Fund	768	0	(709)	(92)	33	0	0	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	0	763	0	0	(35)	728	29	0
PIMCO Income Fund	11,448	1,723	0	0	33	13,204	786	26
PIMCO Investment Grade Corporate Bond Fund	1,715	46	(1,835)	(28)	102	0	50	0
PIMCO Mortgage Opportunities Fund	758	1,673	0	0	14	2,445	73	0
PIMCO RealEstateRealReturn Strategy Fund	76	0	(82)	(21)	27	0	0	0
PIMCO Short-Term Floating NAV Portfolio	8,920	21,803	(30,710)	0	1	14	3	0
PIMCO Short-Term Floating NAV Portfolio III	0	63,449	(59,990)	(33)	(10)	3,416	49	0
PIMCO StocksPLUS® Fund	1,151	10,538	(3,353)	182	(225)	8,293	67	1,242
PIMCO Total Return Fund	1,191	19	(1,237)	(17)	44	0	21	0
PIMCO TRENDS Managed Futures Strategy Fund	0	4,345	0	0	324	4,669	374	72
PIMCO Unconstrained Bond Fund	4,587	74	(1,300)	(44)	90	3,407	74	0
Totals	$50,545	$109,935	$(117,939)	$558	$(1,060)	$42,039	$1,923	$1,814

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the

Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an

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agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise for a Commodity Option will not include physical delivery of the underlying commodity but will rather settle the amount of the difference between the current market value of the underlying futures contract and the strike price directly into the Portfolio’s custody

ANNUAL REPORT	DECEMBER 31, 2014	31

Notes to Financial Statements (Cont.)

account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the

Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning

32	PIMCO VARIABLE INSURANCE TRUST

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of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments

ANNUAL REPORT	DECEMBER 31, 2014	33

Notes to Financial Statements (Cont.)

required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed

34	PIMCO VARIABLE INSURANCE TRUST

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description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Acquired Fund’s) investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio (or Acquired Fund) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management.

The Portfolio (or Acquired Fund) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the Portfolio’s performance.

The Portfolio (or Acquired Fund) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s (or Acquired Fund’s) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Acquired Fund) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or

ANNUAL REPORT	DECEMBER 31, 2014	35

Notes to Financial Statements (Cont.)

Acquired Fund) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Acquired Fund) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Acquired Fund), or, in the case of hedging positions, that the Portfolio’s (or Acquired Fund’s) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Acquired Fund’s) investments in foreign currency denominated securities may reduce the Portfolio’s (or Acquired Fund) returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Acquired Funds will be exposed to credit risk to parties with whom they trade and will also bear the risk of settlement default. The Acquired Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Acquired Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Acquired Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Acquired Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Acquired Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Acquired Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Acquired Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Acquired Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Acquired Funds. The Acquired Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Acquired Funds subsequently decreases, the Acquired Funds would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Acquired Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a

36	PIMCO VARIABLE INSURANCE TRUST

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counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

The GMAMV Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMAMV Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMAMV Subsidiary. All inter-company transactions and balances have been eliminated. A subscription

ANNUAL REPORT	DECEMBER 31, 2014	37

Notes to Financial Statements (Cont.)

agreement was entered into between the Portfolio and the GMAMV Subsidiary, comprising the entire issued share capital of the GMAMV Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GMAMV Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMAMV Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMAMV Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the GMAMV Subsidiary to the Portfolio (amounts in thousands†).

Date of Incorporation	02/24/2012
Subscription Agreement	03/29/2012
Portfolio Net Assets	$90,892
Subsidiary % of Portfolio Net Assets	3.6%
Subsidiary Financial Statement Information
Total assets	$3,298
Total liabilities	65
Net assets	$3,233
Total income	2
Net investment income (loss)	(15)
Net realized gain (loss)	(407)
Net change in unrealized appreciation (depreciation)	295
Increase (decrease) in net assets resulting from operations	$(127)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 1.00%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an

Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2013, to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2014, the remaining recoverable amount to PIMCO was $54,648.

(f) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2015, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2014, the amount was $319,387.

The GMAMV Subsidiary has entered into a separate contract with PIMCO for the management of the GMAMV Subsidiary’s portfolio pursuant to which the GMAMV Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and

Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMAMV Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMAMV Subsidiary is in place. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2014, the amount was $16,728.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$245,498	$236,657	$67,447	$57,409

ANNUAL REPORT	DECEMBER 31, 2014	39

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	1,872	$17,954	5,319	$52,583
Advisor Class	33	326	1	10
Issued as reinvestment of distributions
Administrative Class	302	2,891	176	1,659
Advisor Class	1	9	0	0
Cost of shares redeemed
Administrative Class	(885)	(8,426)	(763)	(7,485)
Advisor Class	(1)	(9)	0	0
Net increase (decrease) resulting from Portfolio share transactions	1,322	$12,745	4,733	$46,767

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 100% of the Portfolio, and each of the two shareholders are related parties of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014 the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$—	$(2,275)	$(32)	$—	$—	$(145)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$94,822	$982	$(2,407)	$(1,425)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Treasury Inflation-Protected securities, and sale/buyback transactions.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$800	$1,796	$305
12/31/2013	$1,059	$165	$435

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

The presentation of overdistributed net investment income and accumulated undistributed net realized loss, which were presented in the Portfolio’s Statement of Assets and Liabilities as of December 31, 2013, was corrected after the issuance of the December 31, 2013 annual report. The correction has no impact on amounts previously reported for total distributions to shareholders, net assets, net asset value per share, net change in

ANNUAL REPORT	DECEMBER 31, 2014	41

Notes to Financial Statements (Cont.)

December 31, 2014

net assets resulting from operations, or total return. The correction is not considered material individually or in the aggregate to the previously issued financial statements. The following table sets forth the previously reported and corrected amounts:

Statement of Assets and Liabilities at December 31, 2013	Previously Reported	Corrected
(Overdistributed) net investment income	$(899)	$(1,325)
Accumulated undistributed net realized (loss)	$(1,325)	$(899)

Statement of Changes in Net Assets for the Year Ended December 31, 2013	Previously Reported	Corrected
Including (overdistributed) net investment income of:	$(899)	$(1,325)

42	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Global Multi-Asset Managed Volatility Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights (consolidated) for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Global Multi-Asset Managed Volatility Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

ANNUAL REPORT	DECEMBER 31, 2014	43

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	MYI	Morgan Stanley & Co. International PLC
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	JPS	JPMorgan Securities, Inc.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound	PEN	Peruvian New Sol

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	EUREX	Eurex Exchange	NYMEX	New York Mercantile Exchange
COMEX	Commodity Exchange, Inc.	FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	EAFE	Europe, Australasia, and Far East Stock Index	KOSPI	Korea Composite Stock Price Index
CDX.IG	Credit Derivatives Index - Investment Grade	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	UKRPI	United Kingdom Retail Price Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	oz.	Ounce	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	TBD	To Be Determined

44	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

6.33%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

2.06%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2014	45

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	47

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

48	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	53

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT31AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Global Multi-Asset Managed Volatility Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

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The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

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In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

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U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

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U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

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U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

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Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Multi-Asset Managed Volatility Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio or Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The

ANNUAL REPORT	DECEMBER 31, 2014	5

Important Information About the Portfolio (Cont.)

hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical

(5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Multi-Asset Managed Volatility Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

Mutual Funds	39.8%
U.S. Treasury Obligations	23.7%
Short-Term Instruments‡	10.7%
Corporate Bonds & Notes	8.2%
Sovereign Issues	7.9%
Exchange-Traded Funds	6.9%
Other	2.8%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	Class Inception (04/30/2013)
PIMCO Global Multi-Asset Managed Volatility Portfolio Advisor Class	4.87%	-2.53%
MSCI World Index±	4.94%	11.32%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±±	5.43%	7.48%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) as supplemented to date, is 1.78% for Advisor Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

±± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$992.40	$1,020.27
Expenses Paid During Period†	$5.05	$5.12
Net Annualized Expense Ratio††	1.00%	1.00%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Multi-Asset Managed Volatility Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index with explicit management of overall portfolio volatility. PIMCO uses a three-step approach in seeking to achieve the return and volatility parameters of the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage downside risks and total portfolio volatility. PIMCO evaluates these three steps daily and uses varying combinations of Acquired Funds and/or direct investments to implement the three steps within the Portfolio. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”). The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to U.S. equities benefited performance as the S&P 500 Index posted positive returns during the reporting period.

»	Allocations to emerging markets equities in Asia benefited performance as these securities generally posted positive returns during the reporting period.

»	Exposure to Japanese equities, built in the second half of the reporting period, benefited performance as these securities generally posted positive returns over this period.

»

Duration (or sensitivity to changes in market interest rates) exposure benefited performance, driven by long positioning in the U.S. and Australia, as sovereign yields in both markets declined over the reporting period.

»	Exposure to real estate investment trusts (“REITs”) benefited performance as REITs generally posted positive returns during the reporting period.

»

Tail-risk hedges, such as put options on U.S. equities (which seek to limit portfolio losses amid large market declines), was the primary detractor from performance as the S&P 500 Index posted positive returns during the reporting period.

ANNUAL REPORT	DECEMBER 31, 2014	7

Financial Highlights PIMCO Global Multi-Asset Managed Volatility Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2014	04/30/2013-12/31/2013

Advisor Class
Net asset value beginning of year or period (000s)	$9.33	$10.44
Net investment income (a)	0.32	0.15
Net realized/unrealized gain (loss)	0.13	(1.06)
Net increase (decrease) from investment operations	0.45	(0.91)
Dividends from net investment income	(0.27)	(0.07)
Distributions from net realized capital gains	0.00	(0.06)
Tax basis return of capital	(0.04)	(0.07)
Total distributions	(0.31)	(0.20)
Net asset value end of year or period	$9.47	$9.33
Total return	4.87%	(8.65)%
Net assets end of year or period (000s)	$326	$9
Ratio of expenses to average net assets	0.94%	0.90%*
Ratio of expenses to average net assets excluding waivers	1.34%	1.33%*
Ratio of expenses to average net assets excluding interest expense	0.92%	0.90%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.32%	1.33%*
Ratio of net investment income to average net assets	3.36%	2.35%*
Portfolio turnover rate	352%	79%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Managed Volatility Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$51,358
Investments in Affiliates	42,039
Financial Derivative Instruments
Exchange-traded or centrally cleared	224
Over the counter	2,117
Cash	1
Deposits with counterparty	1,360
Foreign currency, at value	774
Receivable for investments sold	21,879
Receivable for Portfolio shares sold	10
Interest and dividends receivable	304
Dividends receivable from Affiliates	130
Other assets	1
120,197

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$3,173
Payable for short sales	8,571
Financial Derivative Instruments
Exchange-traded or centrally cleared	579
Over the counter	1,854
Payable for investments purchased	14,650
Payable for investments in Affiliates purchased	120
Deposits from counterparty	260
Payable for Portfolio shares redeemed	15
Accrued investment advisory fees	65
Accrued supervisory and administrative fees	4
Accrued servicing fees	12
Reimbursement to PIMCO	1
Other liabilities	1
29,305

Net Assets	$90,892

Net Assets Consist of:
Paid in capital	$93,345
(Overdistributed) net investment income	(430)
Accumulated undistributed net realized (loss)	(393)
Net unrealized (depreciation)	(1,630)
$90,892

Net Assets:
Administrative Class	$90,566
Advisor Class	326

Shares Issued and Outstanding:
Administrative Class	9,561
Advisor Class	34

Net Asset Value and Redemption Price Per Share Outstanding:
Administrative Class	$9.47
Advisor Class	9.47

Cost of Investments in Securities	$51,793
Cost of Investments in Affiliates	$42,830
Cost of Foreign Currency Held	$780
Proceeds Received on Short Sales	$8,523
Cost or Premiums of Financial Derivative Instruments, net	$282

* Includes repurchase agreements of:	$3,645

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Consolidated Statement of Operations PIMCO Global Multi-Asset Managed Volatility Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$798
Dividends	220
Dividends from Investments in Affiliates	1,923
Total Income	2,941

Expenses:
Investment advisory fees	849
Supervisory and administrative fees	47
Servicing fees - Administrative Class	125
Dividends on short sales	4
Trustee fees	1
Interest expense	9
Miscellaneous expense	4
Total Expenses	1,039
Waiver and/or Reimbursement by PIMCO	(337)
Net Expenses	702

Net Investment Income	2,239

Net Realized Gain (Loss):
Investments in securities	(2,201)
Investments in Affiliates	558
Net capital gain distributions received from Affiliate investments	1,814
Exchange-traded or centrally cleared financial derivative instruments	1,326
Over the counter financial derivative instruments	(116)
Short sales	1
Foreign currency	(103)
Net Realized Gain	1,279

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	1,647
Investments in Affiliates	(1,060)
Exchange-traded or centrally cleared financial derivative instruments	(361)
Over the counter financial derivative instruments	174
Short sales	(48)
Foreign currency assets and liabilities	(14)
Net Change in Unrealized Appreciation	338
Net Gain	1,617

Net Increase in Net Assets Resulting from Operations	$3,856

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Managed Volatility Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase in Net Assets from:

Operations:
Net investment income	$2,239	$1,364
Net realized gain (loss)	1,279	(2,714)
Net change in unrealized appreciation (depreciation)	338	(2,575)
Net increase (decrease) in net assets resulting from operations	3,856	(3,925)

Distributions to Shareholders:
From net investment income
Administrative Class	(2,587)	(715)
Advisor Class	(8)	(0)
From net realized capital gains
Administrative Class	0	(509)
Advisor Class	0	(0)
Tax basis return of capital
Administrative Class	(304)	(435)
Advisor Class	(1)	(0)

Total Distributions	(2,900)	(1,659)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	12,745	46,767

Total Increase in Net Assets	13,701	41,183

Net Assets:
Beginning of year	77,191	36,008
End of year*	$90,892	$77,191

* Including (overdistributed) net investment income of:	$(430)	$(899	)***

† A zero balance may reflect actual amounts rounding to less than one thousand.

** See Note 13 in the Notes to Financial Statements.

*** See Note 15 in the Notes to Financial Statements regarding corrections to previously issued financial statements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 56.5%

CORPORATE BONDS & NOTES 8.4%

BANKING & FINANCE 6.7%
Ally Financial, Inc.
2.750% due 01/30/2017		$300	$300
5.500% due 02/15/2017		300	316
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	500	690
Banco Santander S.A.
6.250% due 09/11/2021 (d)		300	352
Bankia S.A.
3.500% due 01/17/2019		400	523
Barclays Bank PLC
7.625% due 11/21/2022		$400	438
7.750% due 04/10/2023		400	436
Barclays PLC
8.000% due 12/15/2020 (d)	EUR	200	253
BPCE S.A.
4.625% due 07/11/2024		$300	292
CIT Group, Inc.
5.000% due 05/15/2017		200	208
Credit Agricole S.A.
8.125% due 09/19/2033		200	224
Credit Suisse
6.500% due 08/08/2023		200	220
General Motors Financial Co., Inc.
2.625% due 07/10/2017		200	201
2.750% due 05/15/2016		200	204
3.500% due 07/10/2019		200	204
4.750% due 08/15/2017		100	106
HBOS PLC
0.957% due 09/30/2016		200	199
International Lease Finance Corp.
5.750% due 05/15/2016		100	104
8.750% due 03/15/2017		300	333
KBC Bank NV
8.000% due 01/25/2023		200	225
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	200	312

			6,140

INDUSTRIALS 1.1%
HCA, Inc.
6.500% due 02/15/2016		$400	419
MGM Resorts International
10.000% due 11/01/2016		400	447
Time Warner Cable, Inc.
5.850% due 05/01/2017		100	109

			975

UTILITIES 0.6%
AT&T, Inc.
0.677% due 03/30/2017		100	100
Sprint Communications, Inc.
9.125% due 03/01/2017		400	441

			541

Total Corporate Bonds & Notes (Cost $7,779)			7,656

U.S. GOVERNMENT AGENCIES 1.1%
Fannie Mae
3.000% due 02/01/2045		1,000	1,009

Total U.S. Government Agencies (Cost $1,009)			1,009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 24.3%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022		$103	$101
0.125% due 01/15/2023		206	199
0.375% due 07/15/2023		510	506
0.625% due 02/15/2043 (i)		640	605
1.375% due 02/15/2044		917	1,043
2.125% due 02/15/2040 (j)		85	110
2.125% due 02/15/2041 (j)		147	193
2.375% due 01/15/2025		126	148
U.S. Treasury Notes
0.109% due 04/30/2016 (j)†		100	100
1.625% due 04/30/2019 (i)(j)		1,900	1,907
2.125% due 12/31/2021		6,500	6,564
2.250% due 04/30/2021 (g)(i)(j)		10,400	10,613

Total U.S. Treasury Obligations (Cost $21,818)			22,089

ASSET-BACKED SECURITIES 0.1%
Countrywide Asset-Backed Certificates
0.270% due 08/25/2037		21	20
Lehman XS Trust
0.955% due 10/25/2035		98	92

Total Asset-Backed Securities (Cost $106)			112

SOVEREIGN ISSUES 8.1%
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	2,400	852
0.000% due 01/01/2018		100	26
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025		1,200	395
France Government Bond
0.250% due 07/25/2018 (c)	EUR	625	770
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	4,692	359
4.000% due 11/08/2046 (c)		4,007	311
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	213	265
Slovenia Government International Bond
5.850% due 05/10/2023		$200	227
Spain Government International Bond
3.800% due 04/30/2024	EUR	1,600	2,318
4.400% due 10/31/2023		700	1,048
5.400% due 01/31/2023		500	792

Total Sovereign Issues (Cost $7,486)			7,363

		SHARES
COMMON STOCKS 1.8%

CONSUMER DISCRETIONARY 0.0%
SFX Entertainment, Inc. (a)		5,992	27

FINANCIALS 1.4%
Barclays PLC		90,013	342
BNP Paribas S.A.		5,070	302
Intesa Sanpaolo SpA		108,093	317
Societe Generale S.A.		6,270	265

			1,226

HEALTH CARE 0.4%
Covidien PLC		3,676	376

Total Common Stocks (Cost $1,797)			1,629

		SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 5.5%
iShares China Large Cap Index ETF		22,300	$928
iShares MSCI EAFE ETF		17,190	1,046
iShares MSCI Emerging Markets ETF		19,954	784
Vanguard FTSE Emerging Markets ETF		55,244	2,211

Total Exchange-Traded Funds (Cost $4,928)			4,969

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.2%

REPURCHASE AGREEMENTS (f) 4.0%
			3,645

SHORT-TERM NOTES 0.1%
Federal Home Loan Bank
0.051% due 02/12/2015 †		$100	100

GREECE TREASURY BILLS 2.4%
2.067% due 01/09/2015 - 02/06/2015 (b)	EUR	1,800	2,176

MEXICO TREASURY BILLS 0.7%
3.042% due 01/08/2015	MXN	9,000	610

Total Short-Term Instruments (Cost $6,870)			6,531

Total Investments in Securities (Cost $51,793)			51,358

		SHARES
INVESTMENTS IN AFFILIATES 46.3%

MUTUAL FUNDS (e) 40.9%
PIMCO Emerging Markets Corporate Bond Fund		134,160	1,422
PIMCO EqS Pathfinder Fund®		268,140	2,480
PIMCO EqS® Emerging Markets Fund		142,659	1,216
PIMCO Income Fund		1,070,851	13,204
PIMCO Mortgage Opportunities Fund		220,683	2,445
PIMCO StocksPLUS® Fund		881,336	8,293
PIMCO TRENDS Managed Futures Strategy Fund		427,601	4,669
PIMCO Unconstrained Bond Fund		304,721	3,407

Total Mutual Funds (Cost $37,865)			37,136

EXCHANGE-TRADED FUNDS 1.6%
PIMCO Diversified Income Active Exchange-Traded Fund		15,200	745
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund		15,900	728

Total Exchange-Traded Funds (Cost $1,525)			1,473

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.8%
PIMCO Short-Term Floating NAV Portfolio	1,392	$14
PIMCO Short-Term Floating NAV Portfolio III	344,688	3,416

Total Short-Term Instruments (Cost $3,440)		3,430

Total Investments in Affiliates (Cost $42,830)		42,039

Total Investments 102.8% (Cost $94,623)		$93,397

Financial Derivative Instruments (h)(k) (0.1%) (Cost or Premiums, net $282)		(92)

Other Assets and Liabilities, net (2.7%)		(2,413)

Net Assets 100.0%		$90,892

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio IV, Ltd., which is a 100% owned subsidiary of the Portfolio.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.150% †	12/31/2014	01/02/2015	$300	U.S. Treasury Bonds 3.625% due 02/15/2044	$(311)	$300	$300
BPG	0.130% †	12/31/2014	01/02/2015	300	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	(307)	300	300
	0.120% †	12/31/2014	01/02/2015	300	U.S. Treasury Notes 2.000% due 08/31/2021	(306)	300	300
DEU	0.100% †	12/31/2014	01/02/2015	600	U.S. Treasury Bonds 3.125% due 02/15/2043	(613)	600	600
FOB	0.150% †	12/31/2014	01/02/2015	300	U.S. Treasury Notes 0.375% due 03/15/2016	(408)	400	400
JPS	0.140% †	12/31/2014	01/02/2015	300	U.S. Treasury Notes 1.875% due 06/30/2015	(307)	300	300
SSB	0.000% †	12/31/2014	01/02/2015	845	Fannie Mae 2.200% - 2.260% due 10/17/2022	(864)	845	845
TDM	0.150% †	12/31/2014	01/02/2015	600	U.S. Treasury Notes 1.500% due 08/31/2018	(616)	600	600

Total Repurchase Agreements						$(3,732)	$3,645	$3,645

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.400%	12/31/2014	01/07/2015	$(3,172)	$(3,173)

Total Sale-Buyback Transactions					$(3,173)

(2)

As of December 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2014 was $7,431 at a weighted average interest rate of 0. 091%.

(3)	Payable for sale-buyback transactions includes $1 of deferred price drop on sale-buyback transactions.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	01/01/2045	$ 1,000	$(1,041)	$(1,042)
Fannie Mae	3.500%	02/01/2045	7,000	(7,254)	(7,275)

				$(8,295)	$(8,317)

SHORT SALES ON COMMON STOCKS

Counterparty	Description	Shares	Proceeds	Payable for Short Sales
GSC	Medtronic, Inc.	3,518	(228)	(254)

			$(228)	$(254)

Total Short Sales			$(8,523)	$(8,571)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(g)	Securities with an aggregate market value of $3,163 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO Global Multi-Asset Managed Volatility Portfolio
Global/Master Repurchase Agreement
SSB	$675	$0	$0	$0	$675	$(689)	$(14)

Master Securities Forward Transaction Agreement
BCY	0	0	(3,173)	0	(3,173)	3,163	(10)

Prime Brokerage Agreement
GSC	0	0	0	(254)	(254)	788	534

PIMCO Cayman Commodity Portfolio IV, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BOS	300	0	0	0	300	(311)	(11)
BPG	600	0	0	0	600	(613)	(13)
DEU	600	0	0	0	600	(613)	(13)
FOB	400	0	0	0	400	(408)	(8)
JPS	300	0	0	0	300	(307)	(7)
SSB	170	0	0	0	170	(175)	(5)
TDM	600	0	0	0	600	(616)	(16)

Total Borrowings and Other Financing Transactions	$3,645	$0	$(3,173)	$(254)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$60.000	03/20/2015	343	$91	$51
Put - CBOE iShares MSCI Emerging Markets Index Fund	34.000	01/17/2015	993	169	2
Put - CBOE iShares MSCI Emerging Markets Index Fund	36.000	03/20/2015	333	71	19

				$331	$72

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,600.000	01/17/2015	35	$253	$2
Put - CBOE S&P 500 Index	1,650.000	03/20/2015	12	74	8
Call - OSE Nikkei 225 Index	18,500.000	02/13/2015	13	26	20

				$353	$30

Total Purchased Options				$684	$102

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - COMEX Gold 100 oz. February Futures †	$1,250.000	01/27/2015	3	$(2)	$(1)
Call - COMEX Gold 100 oz. March Futures †	1,250.000	02/24/2015	1	0	(1)
Put - NYMEX Henry Hub Natural Gas April Futures †	3,000.000	03/26/2015	12	(11)	(39)
Call - NYMEX Henry Hub Natural Gas April Futures †	3,700.000	03/26/2015	12	(8)	(4)
Call - NYMEX WTI Crude February Futures †	74.000	01/14/2015	16	(14)	0
Call - NYMEX WTI Crude March Futures †	67.000	02/17/2015	1	(1)	0

				$(36)	$(45)

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$55.000	03/20/2015	343	$(52)	$(18)
Put - CBOE iShares MSCI Emerging Markets Index Fund	30.000	01/17/2015	993	(87)	(1)
Put - CBOE iShares MSCI Emerging Markets Index Fund	39.000	01/17/2015	437	(23)	(22)
Put - CBOE iShares MSCI Emerging Markets Index Fund	31.000	03/20/2015	333	(33)	(4)

				$(195)	$(45)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares Russell 2000 Index	1,110.000	01/17/2015	7	$(5)	$(2)
Put - CBOE S&P 500 Index	1,425.000	01/17/2015	35	(125)	0
Put - CBOE S&P 500 Index	1,950.000	01/17/2015	9	(10)	(6)
Put - CBOE S&P 500 Index	1,450.000	03/20/2015	12	(35)	(3)
Put - EUREX EURO STOXX 50 Index	3,000.000	01/16/2015	47	(16)	(10)
Put - EUREX EURO STOXX 50 Index	3,100.000	01/16/2015	23	(9)	(11)
Put - OSE Nikkei 225 Index	15,625.000	02/13/2015	13	(26)	(11)
Put - OSE Nikkei 225 Index	15,750.000	02/13/2015	6	(13)	(7)

				$(239)	$(50)

Total Written Options				$(470)	$(140)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	24	$6	$0	$0
90-Day Eurodollar December Futures	Short	12/2016	12	(1)	0	(1)
90-Day Eurodollar June Futures	Short	06/2016	36	6	0	(1)
90-Day Eurodollar March Futures	Short	03/2016	71	16	0	(1)
90-Day Eurodollar September Futures	Short	09/2016	36	5	0	(1)
DAX Index March Futures	Long	03/2015	5	4	0	(15)
E-mini S&P 500 Index March Futures	Long	03/2015	174	309	0	(211)
Euro STOXX 50 March Futures	Long	03/2015	34	20	0	(21)
Euro-Bobl March Futures	Long	03/2015	1	1	0	0
Euro-Bund 10-Year Bond March Futures	Short	03/2015	3	(8)	0	0
FTSE 100 Index March Futures	Long	03/2015	17	41	7	(23)
FTSE China A50 Index January Futures	Long	01/2015	84	71	48	0
Gold 100 oz. February Futures †	Short	02/2015	7	(2)	11	0
Hang Seng China Enterprises Index January Futures	Long	01/2015	12	9	11	(19)
JPX Nikkei Index 400 March Futures	Long	03/2015	471	(29)	0	(89)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Natural Gas April Futures †	Long	03/2015	1	$(9)	$0	$(2)
Natural Gas February Futures †	Short	01/2015	1	1	1	0
Natural Gas March Futures †	Short	02/2015	1	9	2	0
SGX CNX Nifty Index January Futures	Long	01/2015	85	6	6	0
U.S. Treasury 10-Year Note March Futures	Long	03/2015	67	2	15	0
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	8	3	2	0
U.S. Treasury Ultra Long-Term Bond March Futures	Long	03/2015	7	52	2	0
United Kingdom Long Gilt March Futures	Short	03/2015	23	(117)	0	(21)
WTI Crude February Futures †	Short	01/2015	3	32	3	0
WTI Crude March Futures †	Short	02/2015	5	29	4	0
WTI Crude October Futures †	Long	09/2015	1	(2)	0	0
WTI Crude September Futures †	Long	08/2015	7	(111)	0	(3)

Total Futures Contracts				$343	$112	$(408)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$1,400	$89	$(5)	$1	$0
CDX.IG-23 5-Year Index	1.000%	12/20/2019	6,900	112	(2)	1	0

				$201	$(7)	$2	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	3.400%	06/20/2029	CAD	520	$46	$32	$3	$0
Receive	3-Month CAD-Bank Bill	3.500%	06/20/2044		450	(62)	(46)	0	(5)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021	$	3,900	(122)	(106)	0	(4)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		200	(34)	(41)	0	0
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045	EUR	2,400	(387)	(378)	0	(9)
Receive	6-Month GBP-LIBOR	2.750%	03/18/2025	GBP	1,500	(189)	(51)	0	(12)
Receive	6-Month JPY-LIBOR	1.000%	03/20/2024	JPY	160,000	(68)	(31)	0	(1)
Pay	28-Day MXN-TIIE	5.750%	12/06/2021	MXN	19,500	0	9	5	0

						$(816)	$(612)	$8	$(31)

Total Swap Agreements						$(615)	$(619)	$10	$(31)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(i)	Securities with an aggregate market value of $2,228 and cash of $245 have been pledged as collateral as of December 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(j)	Securities with an aggregate market value of $1,299 and cash of $1,116 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO Global Multi-Asset Managed Volatility Portfolio (1)	$102	$91	$10	$203	$(95)	$(403)	$(31)	$(529)
PIMCO Cayman Commodity Portfolio IV, Ltd. (Subsidiary) (1)	0	21	0	21	(45)	(5)	0	(50)

Total Exchange-Traded or Centrally Cleared	$102	$112	$10	$224	$(140)	$(408)	$(31)	$(579)

(1)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2015		BRL	2,416	$		968	$59	$0
	01/2015		JPY	297,858			2,484	0	(3)
	01/2015	$		910		BRL	2,416	0	(1)
	02/2015		EUR	675	$		844	27	0
	02/2015		KRW	980,838			900	6	0
	02/2015		MXN	267			18	0	0
	02/2015		THB	4,717			144	1	0
	02/2015	$		171		EUR	139	0	(3)
	02/2015			296		HKD	2,296	0	0
	02/2015			2,484		JPY	297,858	3	0
	02/2015			174		MXN	2,369	0	(14)
	02/2015			531		SEK	3,928	0	(27)
	07/2015			492		BRL	1,360	0	(5)

BPS	01/2015		BRL	2,087	$		783	0	(2)
	01/2015		MXN	8,866			674	73	0
	01/2015	$		803		BRL	2,087	0	(18)
	02/2015		MXN	8,755	$		646	54	0
	02/2015	$		158		MXN	2,083	0	(17)
	06/2015		COP	166,520	$		72	3	0

BRC	01/2015		HUF	2,862			12	1	0
	01/2015		RUB	13,376			253	32	0
	02/2015		MXN	8,603			630	48	0
	02/2015		TWD	29,204			961	37	0
	02/2015	$		482		BRL	1,246	0	(17)

CBK	01/2015			2,647		INR	165,300	0	(38)
	01/2015			29		RUB	1,952	3	0
	02/2015		EUR	147	$		182	5	0
	02/2015		RUB	1,952			29	0	(4)
	02/2015	$		1,679		CHF	1,625	0	(44)
	02/2015			54		EUR	44	0	0
	02/2015			124		NOK	849	0	(10)
	07/2015		BRL	2,400	$		871	12	0

DUB	01/2015			4,706			1,772	1	0
	01/2015		IDR	997,522			80	0	0
	01/2015	$		1,829		BRL	4,706	0	(59)
	01/2015		ZAR	6,133	$		548	20	0
	02/2015		PHP	5,229			116	0	(1)
	07/2015		BRL	4,706			1,735	51	0

FBF	01/2015			2,076			871	90	0
	01/2015	$		782		BRL	2,076	0	(1)
	01/2015			3,414		JPY	403,958	0	(41)
	02/2015		HKD	296	$		38	0	0
	02/2015	$		279		DKK	1,671	0	(8)

GLM	01/2015		JPY	95,800	$		811	12	0
	01/2015		TRY	2,107			920	23	0
	01/2015	$		103		NZD	132	0	0
	01/2015			920		TRY	2,076	0	(37)
	02/2015		EUR	6,638	$		8,276	240	0

HUS	01/2015		CLP	81,347			140	6	0
	01/2015		JPY	23,200			196	2	0
	01/2015	$		1,491		AUD	1,743	0	(68)
	01/2015			276		SGD	353	0	(10)
	02/2015			325		BRL	837	0	(13)

JPM	01/2015		BRL	3,537	$		1,494	163	0
	01/2015	$		1,340		BRL	3,537	0	(9)
	01/2015			107		JPY	12,900	1	0
	01/2015			18		RUB	1,235	2	0
	02/2015		HKD	14,463	$		1,865	0	0
	02/2015		KRW	307,196			294	13	0
	02/2015		RUB	1,235			18	0	(2)
	02/2015	$		287		KRW	304,593	0	(9)
	02/2015			70		TWD	2,122	0	(3)
	04/2015		PEN	217	$		73	1	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
MSB	01/2015		BRL	985	$		371	$0	$0
	01/2015		TRY	433			191	7	0
	01/2015	$		371		BRL	985	0	0
	01/2015			32		RUB	2,254	5	0
	02/2015		BRL	985	$		368	0	0
	02/2015		MXN	7,846			555	24	0
	02/2015		RUB	2,254			32	0	(6)
	02/2015	$		3,502		GBP	2,241	0	(10)
	03/2015			1,881		CAD	2,153	0	(30)

NGF	01/2015		BRL	352	$		130	0	(2)
	01/2015	$		133		BRL	352	0	0

RBC	02/2015		MXN	12,813	$		906	39	0
	02/2015	$		1,324		MXN	17,498	0	(140)

SOG	01/2015		CZK	401	$		18	1	0
	01/2015		PLN	392			117	6	0
	02/2015	$		122		TWD	3,698	0	(5)

UAG	01/2015		BRL	550	$		208	7	(6)
	01/2015		IDR	498,619			40	0	0
	01/2015	$		207		BRL	550	0	0
	02/2015		CNY	595	$		96	0	0
	02/2015		GBP	356			558	4	0
	02/2015		MYR	4,922			1,494	96	0
	02/2015	$		95		GBP	61	0	0
	02/2015			95		JPY	11,400	0	0
	02/2015			1,205		MYR	3,945	0	(84)

Total Forward Foreign Currency Contracts								$1,178	$(747)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	2,800	$49	$19

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016		1,000	44	1

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,200	0	0

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		1,900	75	30

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,400	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		3,600	76	24
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		500	21	8
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017		1,100	154	138

								$419	$220

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
FBF	Call - OTC EURO STOXX 50 Index	3,275.000	12/20/2019	EUR	57	$192	$225
	Call - OTC EURO STOXX 50 Index	3,650.000	12/20/2019		0	130	104

JPM	Call - OTC EURO STOXX 50 Index	3,400.000	12/20/2019		1	171	203

						$493	$532

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
MYI	Call - OTC Fannie Mae 3.500% due 01/01/2045	$	111.500	01/07/2015	$3,000	$0	$0

Total Purchased Options						$912	$752

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums Paid/(Received)	Market Value
BOA	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015	EUR	200	$0	$0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		200	(1)	0

BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		100	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		100	0	0

GST	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	01/21/2015	$	100	0	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	100	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		100	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		100	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		100	0	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		300	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		300	(1)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		100	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		100	0	0

SOG	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		100	0	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		100	0	0

							$(4)	$(1)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$360	$(9)	$(22)

JPM	Call - OTC USD versus INR	INR	65.000	03/10/2015	1,300	(15)	(10)

						$(24)	$(32)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Call - OTC CPURNSA Index	TBD	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	$100	$(1)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016	$	3,700	$(46)	$(2)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		4,600	(153)	(148)

								$(199)	$(150)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Put - OTC EURO STOXX 50 Index	2,200.000	12/20/2019	EUR 57	$(197)	$(166)
	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	0	(128)	(126)

JPM	Put - OTC EURO STOXX 50 Index	2,100.000	12/20/2019	57	(179)	(143)

					$(504)	$(435)

Total Written Options					$(732)	$(618)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in BRL		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at Beginning of Period	0	$32,100	AUD	0	BRL	0	EUR	8,000	GBP	0	JPY	0	$(163)
Sales	5,669	25,639		4,773		14		12,815		450		6,032	(2,841)
Closing Buys	(2,448)	(8,453)		(4,773)		(14)		0		(450)		(2,732)	1,075
Expirations	(626)	(38,126)		0		0		(18,401)		0		(3,300)	717
Exercised	(292)	(1,000)		0		0		(300)		0		0	10

Balance at End of Period	2,303	$10,160	AUD	0	BRL	0	EUR	2,114	GBP	0	JPY	0	$(1,202)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Ricoh Co. Ltd.	(1.000%	)	09/20/2019	0.322%	JPY 10,000	$(4)	$1	$0	$(3)

JPM	Ricoh Co. Ltd.	(1.000%	)	09/20/2019	0.322%	10,000	(4)	1	0	(3)

							$(8)	$2	$0	$(6)

CREDIT DEFAULT SWAPS ON SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Mexico Government International Bond	1.000%	12/20/2018	0.820%	$ 800	$(3)	$9	$6	$0
	Russia Government International Bond	1.000%	03/20/2019	4.827%	100	(8)	(6)	0	(14)

BRC	Italy Government International Bond	1.000%	12/20/2016	0.616%	200	(1)	3	2	0

CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.418%	100	(2)	4	2	0
	Indonesia Government International Bond	1.000%	12/20/2019	1.516%	300	(7)	0	0	(7)
	South Africa Government International Bond	1.000%	12/20/2019	1.831%	800	(30)	0	0	(30)

DUB	Indonesia Government International Bond	1.000%	12/20/2019	1.516%	500	(11)	(1)	0	(12)
	Italy Government International Bond	1.000%	12/20/2016	0.616%	200	(1)	3	2	0
	Spain Government International Bond	1.000%	12/20/2016	0.406%	200	0	3	3	0
	Venezuela Government International Bond	5.000%	03/20/2015	53.460%	5	0	(1)	0	(1)

FBF	Mexico Government International Bond	1.000%	12/20/2018	0.820%	300	(1)	3	2	0

GST	Brazil Government International Bond	1.000%	12/20/2015	0.918%	200	(1)	1	0	0

JPM	Brazil Government International Bond	1.000%	12/20/2016	1.204%	1,000	(10)	7	0	(3)

MYC	Spain Government International Bond	1.000%	12/20/2016	0.406%	200	0	2	2	0

						$(75)	$27	$19	$(67)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	100	$(2)	$9	$7	$0
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/10/2019	EUR	600	0	(7)	0	(7)

BPS	Pay	1-Month GBP-UKRPI	3.170%	12/15/2024	GBP	600	0	13	13	0
	Receive	1-Year BRL-CDI	11.500%	01/04/2021	BRL	600	(1)	4	3	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		5,700	(3)	(15)	0	(18)

CBK	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	2,800	(1)	25	24	0

DUB	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	1,800	(1)	(4)	0	(5)
	Receive	3-Month USD-CPURNSA Index	0.070%	12/22/2015	$	800	0	(1)	0	(1)
	Pay	3-Month USD-CPURNSA Index	1.485%	11/19/2016		3,600	0	(54)	0	(54)
	Pay	3-Month USD-CPURNSA Index	1.480%	11/20/2016		900	0	(13)	0	(13)
	Pay	3-Month USD-CPURNSA Index	1.473%	11/21/2016		700	0	(10)	0	(10)
	Pay	28-Day MXN-TIIE	5.840%	09/14/2021	MXN	58,000	(18)	43	25	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	400	$(12)	$37	$25	$0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		100	0	9	9	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	800	(1)	(2)	0	(3)

GLM	Pay	1-Year BRL-CDI	11.470%	01/02/2017		1,700	1	(6)	0	(5)
	Pay	3-Month EUR-EXT-CPI Index	0.900%	11/15/2019	EUR	3,000	4	(61)	0	(57)
	Pay	3-Month EUR-EXT-CPI Index	0.800%	12/10/2019		2,500	5	(40)	0	(35)

MYC	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019		700	0	(14)	0	(14)

RYL	Pay	3-Month USD-CPURNSA Index	1.550%	11/05/2016	$	1,200	0	(20)	0	(20)

UAG	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019	EUR	600	0	(12)	0	(12)

							$(29)	$(119)	$106	$(254)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	KOSPI 200 Index	8,000,000	3-Month USD-LIBOR plus a specified spread	03/13/2015	KRW	2,016,805	$(60)	$0	$(60)
	Receive	TWSE Index	1,400	3-Month USD-LIBOR plus a specified spread	01/21/2015	TWD	12,651	11	11	0

FBF	Pay	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	$	1,615	(4)	0	(4)

JPM	Receive	SX7E Index	7,043	1-Month EUR-EURIBOR plus a specified spread	09/25/2015	EUR	1,016	(84)	0	(84)

								$(137)	$11	$(148)

(5)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Pay	S&P 500 Index †	2.356%	01/09/2015	$326	$0	$(3)	$0	$(3)

GST	Pay	S&P 500 Index	7.156%	12/18/2015	224	0	9	9	0

SOG	Pay	S&P 500 Index †	1.960%	01/08/2015	714	0	(8)	0	(8)
	Pay	S&P 500 Index †	3.861%	01/12/2015	4,580	0	42	42	0

UAG	Pay	S&P 500 Index †	2.059%	01/02/2015	697	0	(2)	0	(2)
	Pay	S&P 500 Index †	2.220%	01/02/2015	671	0	(1)	0	(1)

						$0	$37	$51	$(14)

Total Swap Agreements						$(112)	$(190)	$187	$(489)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
PIMCO Global Multi-Asset Managed Volatility Portfolio
BOA	$96	$19	$24	$139	$(53)	$0	$(84)	$(137)	$2	$0	$2
BPS	130	0	16	146	(37)	0	(18)	(55)	91	0	91
BRC	118	0	2	120	(17)	0	0	(17)	103	0	103
CBK	20	1	26	47	(96)	(2)	(37)	(135)	(88)	0	(88)
DUB	72	0	30	102	(60)	(22)	(96)	(178)	(76)	0	(76)
FBF	90	329	36	455	(50)	(292)	(7)	(349)	106	0	106
GLM	275	0	0	275	(37)	0	(97)	(134)	141	0	141
GST	0	0	9	9	0	0	0	0	9	0	9
HUS	8	0	0	8	(91)	0	0	(91)	(83)	0	(83)
JPM	180	233	0	413	(23)	(154)	(90)	(267)	146	(260)	(114)
MSB	36	0	0	36	(46)	0	0	(46)	(10)	0	(10)
MYC	0	170	2	172	0	(148)	(14)	(162)	10	0	10
NGF	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
RBC	$39	$0	$0	$39	$(140)	$0	$0	$(140)	$(101)	$0	$(101)
RYL	0	0	0	0	0	0	(20)	(20)	(20)	0	(20)
SOG	7	0	0	7	(5)	0	0	(5)	2	0	2
UAG	107	0	0	107	(90)	0	(12)	(102)	5	0	5

PIMCO Cayman Commodity Portfolio IV, Ltd. (Subsidiary)
BOA	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
SOG	0	0	42	42	0	0	(8)	(8)	34	0	34
UAG	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)

Total Over the Counter	$1,178	$752	$187	$2,117	$(747)	$(618)	$(489)	$(1,854)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$102	$0	$0	$102
Futures	21	0	72	0	19	112
Swap Agreements	0	2	0	0	8	10

	$21	$2	$174	$0	$27	$224

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,178	$0	$1,178
Purchased Options	0	0	532	0	220	752
Swap Agreements	0	19	62	0	106	187

	$0	$19	$594	$1,178	$326	$2,117

	$21	$21	$768	$1,178	$353	$2,341

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$45	$0	$95	$0	$0	$140
Futures	5	0	378	0	25	408
Swap Agreements	0	0	0	0	31	31

	$50	$0	$473	$0	$56	$579

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$747	$0	$747
Written Options	0	1	435	32	150	618
Swap Agreements	0	73	158	0	258	489

	$0	$74	$593	$779	$408	$1,854

	$50	$74	$1,066	$779	$464	$2,433

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$15	$0	$344	$0	$(1)	$358
Written Options	34	0	580	0	0	614
Futures	90	0	1,503	0	(124)	1,469
Swap Agreements	0	89	0	0	(1,204)	(1,115)

	$139	$89	$2,427	$0	$(1,329)	$1,326

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(138)	$0	$(138)
Purchased Options	0	0	(42)	58	(160)	(144)
Written Options	0	29	109	57	130	325
Swap Agreements	(222)	36	(79)	0	106	(159)

	$(222)	$65	$(12)	$(23)	$76	$(116)

	$(83)	$154	$2,415	$(23)	$(1,253)	$1,210

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(603)	$0	$0	$(603)
Written Options	(9)	0	339	0	0	330
Futures	(131)	0	383	0	180	432
Swap Agreements	0	13	0	0	(533)	(520)

	$(140)	$13	$119	$0	$(353)	$(361)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$245	$0	$245
Purchased Options	0	0	38	5	(69)	(26)
Written Options	0	2	70	(14)	(28)	30
Swap Agreements	0	13	(118)	0	30	(75)

	$0	$15	$(10)	$236	$(67)	$174

	$(140)	$28	$109	$236	$(420)	$(187)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$6,140	$0	$6,140
Industrials	0	975	0	975
Utilities	0	541	0	541
U.S. Government Agencies	0	1,009	0	1,009
U.S. Treasury Obligations	0	22,089	0	22,089
Asset-Backed Securities	0	112	0	112
Sovereign Issues	0	7,363	0	7,363
Common Stocks
Consumer Discretionary	27	0	0	27
Financials	1,226	0	0	1,226
Health Care	376	0	0	376
Exchange-Traded Funds	4,969	0	0	4,969
Short-Term Instruments
Repurchase Agreements	0	3,645	0	3,645
Short-Term Notes	0	100	0	100
Greece Treasury Bills	0	2,176	0	2,176
Mexico Treasury Bills	0	610	0	610
	$6,598	$44,760	$0	$51,358

Investments in Affiliates, at Value
Mutual Funds	37,136	0	0	37,136
Exchange-Traded Funds	1,473	0	0	1,473

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,430	$0	$0	$3,430
	$42,039	$0	$0	$42,039

Total Investments	$48,637	$44,760	$0	$93,397

Short Sales, at Value - Liabilities
Common Stocks	(254)	0	0	(254)
U.S. Government Agencies	0	(8,317)	0	(8,317)
	$(254)	$(8,317)	$0	$(8,571)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	112	112	0	224
Over the counter	0	2,117	0	2,117
	$112	$2,229	$0	$2,341

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(453)	(126)	0	(579)
Over the counter	0	(1,854)	0	(1,854)
	$(453)	$(1,980)	$0	$(2,433)

Totals	$48,042	$36,692	$0	$84,734

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Multi-Asset Managed Volatility Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, equity securities, fixed income instruments, forwards and derivatives. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 50% to 70%, and under normal circumstances will invest a minimum of 20%, of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). The Portfolio may invest up to 5% of its total assets in real estate investment trusts. With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio IV, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMAMV Subsidiary”), and the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The GMAMV Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of fixed income instruments. The GMAMV Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 5% of its total assets in the GMAMV Subsidiary. The Portfolio is classified as “non-diversified” for purposes of the Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the Act, the Portfolio may indirectly diversify its portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally

ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements (Cont.)

4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable

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December 31, 2014

inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Consolidated Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the

Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero

28	PIMCO VARIABLE INSURANCE TRUST

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coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates  The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$766	$0	$(768)	$2	$0	$0	$16	$0
PIMCO Diversified Income Active Exchange-Traded Fund	0	763	0	0	(18)	745	38	0
PIMCO Emerging Local Bond Fund	2,986	34	(3,050)	(298)	328	0	41	0
PIMCO Emerging Markets Corporate Bond Fund	1,448	67	0	0	(93)	1,422	67	0
PIMCO EqS Pathfinder Fund®	4,271	3,203	(4,147)	364	(1,211)	2,480	119	474
PIMCO EqS® Dividend Fund	5,548	115	(5,808)	455	(310)	0	116	0
PIMCO EqS® Emerging Markets Fund	4,912	1,320	(4,950)	88	(154)	1,216	0	0
PIMCO EqS® Long/Short Fund	768	0	(709)	(92)	33	0	0	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	0	763	0	0	(35)	728	29	0
PIMCO Income Fund	11,448	1,723	0	0	33	13,204	786	26
PIMCO Investment Grade Corporate Bond Fund	1,715	46	(1,835)	(28)	102	0	50	0
PIMCO Mortgage Opportunities Fund	758	1,673	0	0	14	2,445	73	0
PIMCO RealEstateRealReturn Strategy Fund	76	0	(82)	(21)	27	0	0	0
PIMCO Short-Term Floating NAV Portfolio	8,920	21,803	(30,710)	0	1	14	3	0
PIMCO Short-Term Floating NAV Portfolio III	0	63,449	(59,990)	(33)	(10)	3,416	49	0
PIMCO StocksPLUS® Fund	1,151	10,538	(3,353)	182	(225)	8,293	67	1,242
PIMCO Total Return Fund	1,191	19	(1,237)	(17)	44	0	21	0
PIMCO TRENDS Managed Futures Strategy Fund	0	4,345	0	0	324	4,669	374	72
PIMCO Unconstrained Bond Fund	4,587	74	(1,300)	(44)	90	3,407	74	0
Totals	$50,545	$109,935	$(117,939)	$558	$(1,060)	$42,039	$1,923	$1,814

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the

Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise for a Commodity Option will not include physical delivery of the underlying commodity but will rather settle the amount of the difference between the current market value of the underlying futures contract and the strike price directly into the Portfolio’s custody

ANNUAL REPORT	DECEMBER 31, 2014	31

Notes to Financial Statements (Cont.)

account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the

Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning

32	PIMCO VARIABLE INSURANCE TRUST

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of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments

ANNUAL REPORT	DECEMBER 31, 2014	33

Notes to Financial Statements (Cont.)

required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed

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description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Acquired Fund’s) investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio (or Acquired Fund) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management.

The Portfolio (or Acquired Fund) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the Portfolio’s performance.

The Portfolio (or Acquired Fund) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s (or Acquired Fund’s) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Acquired Fund) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or

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Notes to Financial Statements (Cont.)

Acquired Fund) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Acquired Fund) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Acquired Fund), or, in the case of hedging positions, that the Portfolio’s (or Acquired Fund’s) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Acquired Fund’s) investments in foreign currency denominated securities may reduce the Portfolio’s (or Acquired Fund) returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Acquired Funds will be exposed to credit risk to parties with whom they trade and will also bear the risk of settlement default. The Acquired Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Acquired Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Acquired Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Acquired Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Acquired Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Acquired Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Acquired Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Acquired Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Acquired Funds. The Acquired Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Acquired Funds subsequently decreases, the Acquired Funds would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Acquired Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a

36	PIMCO VARIABLE INSURANCE TRUST

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counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

The GMAMV Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMAMV Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMAMV Subsidiary. All inter-company transactions and balances have been eliminated. A subscription

ANNUAL REPORT	DECEMBER 31, 2014	37

Notes to Financial Statements (Cont.)

agreement was entered into between the Portfolio and the GMAMV Subsidiary, comprising the entire issued share capital of the GMAMV Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GMAMV Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMAMV Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMAMV Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the GMAMV Subsidiary to the Portfolio (amounts in thousands†).

Date of Incorporation	02/24/2012
Subscription Agreement	03/29/2012
Portfolio Net Assets	$90,892
Subsidiary % of Portfolio Net Assets	3.6%
Subsidiary Financial Statement Information
Total assets	$3,298
Total liabilities	65
Net assets	$3,233
Total income	2
Net investment income (loss)	(15)
Net realized gain (loss)	(407)
Net change in unrealized appreciation (depreciation)	295
Increase (decrease) in net assets resulting from operations	$(127)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 1.00%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an

Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2013, to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2014, the remaining recoverable amount to PIMCO was $54,648.

(f) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2015, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2014, the amount was $319,387.

The GMAMV Subsidiary has entered into a separate contract with PIMCO for the management of the GMAMV Subsidiary’s portfolio pursuant to which the GMAMV Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and

Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMAMV Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMAMV Subsidiary is in place. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2014, the amount was $16,728.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$245,498	$236,657	$67,447	$57,409

ANNUAL REPORT	DECEMBER 31, 2014	39

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	1,872	$17,954	5,319	$52,583
Advisor Class	33	326	1	10
Issued as reinvestment of distributions
Administrative Class	302	2,891	176	1,659
Advisor Class	1	9	0	0
Cost of shares redeemed
Administrative Class	(885)	(8,426)	(763)	(7,485)
Advisor Class	(1)	(9)	0	0
Net increase (decrease) resulting from Portfolio share transactions	1,322	$12,745	4,733	$46,767

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 100% of the Portfolio, and each of the two shareholders are related parties of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014 the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$—	$(2,275)	$(32)	$—	$—	$(145)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$94,822	$982	$(2,407)	$(1,425)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Treasury Inflation-Protected securities, and sale/buyback transactions.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$800	$1,796	$305
12/31/2013	$1,059	$165	$435

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

The presentation of overdistributed net investment income and accumulated undistributed net realized loss, which were presented in the Portfolio’s Statement of Assets and Liabilities as of December 31, 2013, was corrected after the issuance of the December 31, 2013 annual report. The correction has no impact on amounts previously reported for total distributions to shareholders, net assets, net asset value per share, net change in

ANNUAL REPORT	DECEMBER 31, 2014	41

Notes to Financial Statements (Cont.)

December 31, 2014

net assets resulting from operations, or total return. The correction is not considered material individually or in the aggregate to the previously issued financial statements. The following table sets forth the previously reported and corrected amounts:

Statement of Assets and Liabilities at December 31, 2013	Previously Reported	Corrected
(Overdistributed) net investment income	$(899)	$(1,325)
Accumulated undistributed net realized (loss)	$(1,325)	$(899)

Statement of Changes in Net Assets for the Year Ended December 31, 2013	Previously Reported	Corrected
Including (overdistributed) net investment income of:	$(899)	$(1,325)

42	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Global Multi-Asset Managed Volatility Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights (consolidated) for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Global Multi-Asset Managed Volatility Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

ANNUAL REPORT	DECEMBER 31, 2014	43

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	MYI	Morgan Stanley & Co. International PLC
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	JPS	JPMorgan Securities, Inc.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound	PEN	Peruvian New Sol

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	EUREX	Eurex Exchange	NYMEX	New York Mercantile Exchange
COMEX	Commodity Exchange, Inc.	FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	EAFE	Europe, Australasia, and Far East Stock Index	KOSPI	Korea Composite Stock Price Index
CDX.IG	Credit Derivatives Index - Investment Grade	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	UKRPI	United Kingdom Retail Price Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	oz.	Ounce	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	TBD	To Be Determined

44	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

6.33%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

2.06%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2014	45

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	47

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

48	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	53

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT32AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Global Multi-Asset Managed Allocation Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio or Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

4	PIMCO VARIABLE INSURANCE TRUST

These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s

ANNUAL REPORT	DECEMBER 31, 2014	5

Important Information About the Portfolio (Cont.)

actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Multi-Asset Managed Allocation Portfolio

Cumulative Returns Through December 31, 2014

Allocation Breakdown†

Mutual Funds	38.7%
U.S. Treasury Obligations	25.1%
Sovereign Issues	9.4%
Short-Term Instruments‡	7.0%
Exchange-Traded Funds	6.8%
U.S. Government Agencies	6.3%
Corporate Bonds & Notes	5.1%
Other	1.6%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	Class Inception (04/15/2009)
PIMCO Global Multi-Asset Managed Allocation Portfolio Administrative Class	4.70%	2.82%	5.67%
MSCI World Index±	4.94%	10.20%	14.51%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±±	5.43%	8.16%	10.85%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.63% for Administrative Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

±± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$987.10	$1,021.49
Expenses Paid During Period†	$3.83	$3.89
Net Annualized Expense Ratio††	0.76%	0.76%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Multi-Asset Managed Allocation Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index. PIMCO uses a three-step approach in seeking to achieve the return and volatility parameters of the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Portfolio. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”). The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to U.S. equities benefited performance as the S&P 500 Index posted positive returns during the reporting period.

»	Allocations to emerging markets equities in Asia benefited performance as these securities generally posted positive returns during the reporting period.

»	Exposure to Japanese equities, built in the second half of the reporting period, benefited performance as these securities generally posted positive returns during this period.

»

Duration positioning (or sensitivity to changes in market interest rates) benefited performance, driven by long positioning in the U.S. and Australia, as sovereign yields in both markets declined during the reporting period.

»	Exposure to real estate investment trusts (“REITs”), primarily in the first half of the reporting period, benefited performance as REITs generally posted positive returns during this period.

»

Tail-risk hedges, such as put options on U.S. equities (which seek to limit portfolio losses amid large market declines), detracted from performance as the S&P 500 Index posted positive returns during the reporting period.

ANNUAL REPORT	DECEMBER 31, 2014	7

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Financial Highlights PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year	$11.33	$12.71	$12.15	$12.71	$11.80
Net investment income (a)	0.33	0.29	0.29	0.38	0.68
Net realized/unrealized gain (loss)	0.20	(1.28)	0.77	(0.59)	0.64
Net increase (decrease) from investment operations	0.53	(0.99)	1.06	(0.21)	1.32
Dividends from net investment income	0.00	(0.29)	(0.45)	(0.24)	(0.38)
Distributions from net realized capital gains	0.00	0.00	(0.05)	(0.11)	(0.03)
Tax basis return of capital	(0.30)	(0.10)	0.00	0.00	0.00
Total distributions	(0.30)	(0.39)	(0.50)	(0.35)	(0.41)
Net asset value end of year	$11.56	$11.33	$12.71	$12.15	$12.71
Total return	4.70%	(7.87)%	8.87%	(1.73)%	11.35%
Net assets end of year (000s)	$248,087	$304,038	$367,447	$317,925	$166,517
Ratio of expenses to average net assets	0.70%	0.68%	0.67%	0.68%	0.68%
Ratio of expenses to average net assets excluding waivers	1.13%	1.14%	1.17%	1.14%	1.12%
Ratio of expenses to average net assets excluding interest expense	0.68%	0.67%	0.67%	0.68%	0.68%
Ratio of expenses to average net assets excluding interest expense and waivers	1.11%	1.13%	1.17%	1.14%	1.12%
Ratio of net investment income to average net assets	2.82%	2.41%	2.30%	2.96%	5.57%
Portfolio turnover rate	391%	116%	133%	38%	71%

(a)	Per share amounts based on average number of shares outstanding during the year.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$832,405
Investments in Affiliates	598,906
Financial Derivative Instruments
Exchange-traded or centrally cleared	6,726
Over the counter	26,742
Cash	561
Deposits with counterparty	2,551
Foreign currency, at value	9,070
Receivable for investments sold	334,066
Receivable for Portfolio shares sold	155
Interest and dividends receivable	4,062
Dividends receivable from Affiliates	1,579
Reimbursement receivable from PIMCO	5
Other assets	30
1,816,858

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$63,707
Payable for sale-buyback transactions	134,711
Payable for short sales	199,888
Financial Derivative Instruments
Exchange-traded or centrally cleared	9,986
Over the counter	21,459
Payable for investments purchased	224,456
Payable for investments in Affiliates purchased	1,385
Deposits from counterparty	10,214
Payable for Portfolio shares redeemed	298
Accrued investment advisory fees	665
Accrued supervisory and administrative fees	52
Accrued distribution fees	198
Accrued servicing fees	33
Other liabilities	10
667,062

Net Assets	$1,149,796

Net Assets Consist of:
Paid in capital	$1,197,930
(Overdistributed) net investment income	(3,362)
Accumulated net realized (loss)	(13,794)
Net unrealized (depreciation)	(30,978)
$1,149,796

Net Assets:
Institutional Class	$2,052
Administrative Class	248,087
Advisor Class	899,657

Shares Issued and Outstanding:
Institutional Class	177
Administrative Class	21,455
Advisor Class	77,490

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.57
Administrative Class	11.56
Advisor Class	11.61

Cost of Investments in securities	$840,828
Cost of Investments in Affiliates	$607,386
Cost of Foreign Currency Held	$9,139
Proceeds Received on Short Sales	$199,259
Cost or Premiums of Financial Derivative Instruments, net	$11,678

* Includes repurchase agreements of:	$22,563

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Consolidated Statement of Operations PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$10,815
Dividends	3,474
Dividends from Investments in Affiliates	30,424
Total Income	44,713

Expenses:
Investment advisory fees	11,643
Supervisory and administrative fees	692
Servicing fees - Administrative Class	407
Distribution and/or servicing fees - Advisor Class	2,516
Trustee fees	16
Interest expense	223
Total Expenses	15,497
Waiver and/or Reimbursement by PIMCO	(5,567)
Net Expenses	9,930

Net Investment Income	34,783

Net Realized Gain (Loss):
Investments in securities	(41,052)
Investments in Affiliates	20,691
Net capital gain distributions received from Affiliate investments	26,915
Exchange-traded or centrally cleared financial derivative instruments	23,784
Over the counter financial derivative instruments	(5,057)
Foreign currency	(884)
Net Realized Gain	24,397

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	35,485
Investments in Affiliates	(24,561)
Exchange-traded or centrally cleared financial derivative instruments	(10,640)
Over the counter financial derivative instruments	(890)
Foreign currency assets and liabilities	229
Net Change in Unrealized (Depreciation)	(377)
Net Gain	24,020

Net Increase in Net Assets Resulting from Operations	$58,803

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

(Decrease) in Net Assets from:

Operations:
Net investment income	$34,783	$39,509
Net realized gain (loss)	24,397	(123,356)
Net change in unrealized (depreciation)	(377)	(60,876)
Net increase (decrease) in net assets resulting from operations	58,803	(144,723)

Distributions to Shareholders:
From net investment income
Institutional Class	0	(44)
Administrative Class	0	(8,238)
Advisor Class	0	(31,226)
Tax basis return of capital
Institutional Class	(53)	(13)
Administrative Class	(6,672)	(2,911)
Advisor Class	(23,275)	(11,567)

Total Distributions	(30,000)	(53,999)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(353,412)	(218,287)

Total (Decrease) in Net Assets	(324,609)	(417,009)

Net Assets:
Beginning of year	1,474,405	1,891,414
End of year*	$1,149,796	$1,474,405

* Including (overdistributed) net investment income of:	$(3,362)	$(37,599)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 72.5%

CORPORATE BONDS & NOTES 6.4%

BANKING & FINANCE 5.8%
Ally Financial, Inc.
2.750% due 01/30/2017		$4,400	$4,397
4.625% due 06/26/2015		1,100	1,110
5.500% due 02/15/2017		1,600	1,684
8.300% due 02/12/2015		200	201
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	1,300	1,795
Banco Santander S.A.
6.250% due 09/11/2021 (d)		5,500	6,453
Bankia S.A.
0.285% due 01/25/2016		200	241
3.500% due 01/17/2019		2,700	3,528
4.375% due 02/14/2017		300	388
Barclays Bank PLC
7.625% due 11/21/2022		$8,100	8,872
7.750% due 04/10/2023		1,000	1,091
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	400	475
8.000% due 12/15/2020 (d)		2,300	2,910
BPCE S.A.
4.625% due 07/11/2024		$5,100	4,961
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
8.400% due 06/29/2017 (d)		800	878
Credit Agricole S.A.
6.500% due 06/23/2021 (d)	EUR	200	247
7.875% due 01/23/2024 (d)		$1,900	1,939
Credit Suisse
6.500% due 08/08/2023		3,400	3,741
General Motors Financial Co., Inc.
2.625% due 07/10/2017		3,300	3,316
3.500% due 07/10/2019		2,500	2,555
4.750% due 08/15/2017		800	846
International Lease Finance Corp.
5.750% due 05/15/2016		675	702
8.625% due 09/15/2015		1,600	1,672
8.750% due 03/15/2017		6,100	6,771
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	1,900	2,966
Navient Corp.
6.250% due 01/25/2016		$1,600	1,668
Springleaf Finance Corp.
5.400% due 12/01/2015		200	205
UniCredit SpA
6.750% due 09/10/2021 (d)	EUR	400	469
8.000% due 06/03/2024 (d)		$760	742

			66,823

INDUSTRIALS 0.6%
DISH DBS Corp.
7.125% due 02/01/2016		1,900	2,002
7.750% due 05/31/2015		200	206
MGM Resorts International
6.625% due 07/15/2015		300	306
7.500% due 06/01/2016		900	951
7.625% due 01/15/2017		700	756
10.000% due 11/01/2016		100	112
New York Times Co.
5.000% due 03/15/2015		2,000	2,015

			6,348

Total Corporate Bonds & Notes (Cost $74,029)			73,171

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 7.9%
Fannie Mae
3.000% due 01/01/2045 - 02/01/2045		$12,000	$12,110
3.500% due 01/01/2045		70,000	72,940
4.000% due 01/01/2045		5,000	5,315
Freddie Mac
0.420% due 09/18/2015		328	328

Total U.S. Government Agencies (Cost $90,447)			90,693

U.S. TREASURY OBLIGATIONS 31.3%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2019 (j)		1,925	1,907
0.125% due 07/15/2022		1,239	1,210
0.125% due 01/15/2023 (i)(j)		4,835	4,686
0.625% due 07/15/2021		41,085	41,692
0.625% due 02/15/2043 (j)		52	49
1.375% due 02/15/2044		9,678	11,005
1.875% due 07/15/2019 (j)		890	956
2.125% due 02/15/2040 (i)(j)		4,504	5,863
2.125% due 02/15/2041 (j)		8,023	10,520
2.375% due 01/15/2025 (j)		882	1,037
U.S. Treasury Notes
0.250% due 01/15/2015 (j)†		730	730
0.250% due 01/31/2015 (j)†		100	100
1.625% due 04/30/2019 (i)(j)(l)		30,200	30,304
2.125% due 12/31/2021 (g)		83,300	84,120
2.250% due 04/30/2021 (g)(i)(j)(l)		159,600	162,867
2.750% due 02/15/2024 (j)(l)		2,400	2,524

Total U.S. Treasury Obligations (Cost $356,958)			359,570

MORTGAGE-BACKED SECURITIES 0.2%
American Home Mortgage Assets Trust
0.360% due 09/25/2046		1,642	1,189
Residential Accredit Loans, Inc. Trust
0.350% due 06/25/2046		369	168
Structured Adjustable Rate Mortgage Loan Trust
4.980% due 01/25/2036 ^		1,457	1,107

Total Mortgage-Backed Securities (Cost $2,269)			2,464

ASSET-BACKED SECURITIES 0.1%
Residential Asset Securities Corp. Trust
0.320% due 07/25/2036		1,248	1,125

Total Asset-Backed Securities (Cost $987)			1,125

SOVEREIGN ISSUES 11.7%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025	BRL	10,700	3,526
Denmark Government Bond
0.100% due 11/15/2023 (c)	DKK	15,053	2,515
France Government Bond
0.250% due 07/25/2018 (c)	EUR	22,899	28,223
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	62,048	4,741
4.000% due 11/08/2046 (c)		33,265	2,586
New Zealand Government Bond
2.000% due 09/20/2025	NZD	8,350	6,507
3.000% due 09/20/2030		1,430	1,233
Province of Ontario
3.450% due 06/02/2045	CAD	4,300	3,831

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	5,850	$7,274
Slovenia Government International Bond
5.250% due 02/18/2024		$1,800	1,987
5.850% due 05/10/2023		2,400	2,726
Spain Government International Bond
3.800% due 04/30/2024	EUR	27,700	40,126
4.400% due 10/31/2023		11,400	17,074
5.400% due 01/31/2023		7,900	12,511

Total Sovereign Issues (Cost $137,103)			134,860

		SHARES
COMMON STOCKS 1.6%

CONSUMER DISCRETIONARY 0.0%
SFX Entertainment, Inc. (a)		12,011	54

FINANCIALS 1.6%
Barclays PLC		1,378,593	5,232
BNP Paribas S.A.		77,706	4,632
Intesa Sanpaolo SpA		1,655,705	4,852
Societe Generale S.A.		96,021	4,066

			18,782

Total Common Stocks (Cost $21,456)			18,836

EXCHANGE-TRADED FUNDS 6.2%
iShares China Large Cap Index ETF		348,000	14,484
iShares MSCI EAFE ETF		328,537	19,988
iShares MSCI Emerging Markets ETF		255,936	10,056
Vanguard FTSE Emerging Markets ETF		656,267	26,264

Total Exchange-Traded Funds (Cost $71,065)			70,792

SHORT-TERM INSTRUMENTS 7.1%

REPURCHASE AGREEMENTS (f) 2.0%
			22,563

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.7%
Fannie Mae
0.086% due 01/12/2015		$400	400
0.107% due 03/16/2015		800	800
Federal Home Loan Bank
0.066% due 03/25/2015		2,300	2,299
0.081% due 03/18/2015		100	100
0.091% due 03/09/2015 - 03/13/2015		800	800
0.101% due 01/26/2015		100	100
0.119% due 05/19/2015		200	200
Freddie Mac
0.071% due 04/09/2015 - 04/10/2015		500	500
0.076% due 05/05/2015		1,000	1,000
0.088% due 03/09/2015		100	100
0.132% due 06/09/2015		1,800	1,799

			8,098

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GREECE TREASURY BILLS 3.0%
2.067% due 01/09/2015 - 02/06/2015 (b)	EUR	28,500	$34,455

MEXICO TREASURY BILLS 1.0%
3.042% due 01/08/2015	MXN	170,000	11,517

U.S. TREASURY BILLS 0.4%
0.056% due 01/22/2015 - 05/28/2015 (b)(g)(j)(l)†		$4,261	4,261

Total Short-Term Instruments (Cost $86,514)			80,894

Total Investments in Securities (Cost $840,828)			832,405

		SHARES
INVESTMENTS IN AFFILIATES 52.0%

MUTUAL FUNDS (e) 48.1%
PIMCO Emerging Markets Corporate Bond Fund		2,402,487	25,466
PIMCO EqS Pathfinder Fund®		3,863,220	35,735

	SHARES	MARKET VALUE (000S)
PIMCO EqS® Emerging Markets Fund	2,177,449	$18,552
PIMCO Income Fund	16,598,859	204,664
PIMCO Mortgage Opportunities Fund	3,197,017	35,423
PIMCO StocksPLUS® Fund	13,291,583	125,074
PIMCO TRENDS Managed Futures Strategy Fund	5,691,916	62,155
PIMCO Unconstrained Bond Fund	4,143,098	46,320

Total Mutual Funds (Cost $560,889)		553,389

EXCHANGE-TRADED FUNDS 2.3%
PIMCO Diversified Income Active Exchange-Traded Fund	285,800	13,998
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	284,100	13,015

Total Exchange-Traded Funds (Cost $27,963)		27,013

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.6%
PIMCO Short-Term Floating NAV Portfolio	1,427	$14
PIMCO Short-Term Floating NAV Portfolio III	1,865,378	18,490

Total Short-Term Instruments (Cost $18,534)		18,504

Total Investments in Affiliates (Cost $607,386)		598,906

Total Investments 124.5% (Cost $1,448,214)		$1,431,311

Financial Derivative Instruments (h)(k) 0.2% (Cost or Premiums, net $11,678)		2,023

Other Assets and Liabilities, net (24.7%)		(283,538)

Net Assets 100.0%		$1,149,796

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio II, Ltd., which is a 100% owned subsidiary of the Portfolio.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.150% †	12/31/2014	01/02/2015	$1,800	U.S. Treasury Notes 2.250% due 03/31/2021	$(1,837)	$1,800	$1,800
BPG	0.130%	12/31/2014	01/02/2015	2,000	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	(2,048)	2,000	2,000
DEU	0.100% †	12/31/2014	01/02/2015	6,300	U.S. Treasury Bonds 3.125% due 02/15/2043	(4,592)	6,300	6,300
					U.S. Treasury Bonds 3.125% due 02/15/2043	(1,837)
FOB	0.150% †	12/31/2014	01/02/2015	2,600	U.S. Treasury Notes 0.375% - 2.375% due 02/28/2015 - 03/15/2016	(2,655)	2,600	2,600
JPS	0.140% †	12/31/2014	01/02/2015	5,600	U.S. Treasury Notes 1.875% due 06/30/2015	(2,047)	5,600	5,600
					U.S. Treasury Notes 1.875% due 06/30/2015	(3,683)
MSC	0.150% †	12/31/2014	01/02/2015	1,800	U.S. Treasury Bonds 3.750% due 11/15/2043	(1,839)	1,800	1,800
SAL	0.140% †	12/31/2014	01/02/2015	1,800	U.S. Treasury Notes 2.500% due 05/15/2024	(1,844)	1,800	1,800
SSB	0.000%	12/31/2014	01/02/2015	663	Fannie Mae 2.200% due 10/17/2022	(679)	663	663

Total Repurchase Agreements						$(23,061)	$22,563	$22,563

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
IND	0.280%	12/22/2014	01/22/2015	$(63,702)	$(63,707)

Total Reverse Repurchase Agreements					$(63,707)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)			Payable for Sale-Buyback Transactions (3)
BCY	0.350%	12/12/2014	01/12/2015	$		(23,556)	$(23,576)
	0.400%	12/16/2014	01/16/2015			(8,834)	(8,844)
	0.400%	12/31/2014	01/07/2015			(18,315)	(18,322)
BPG	0.220%	01/02/2015	01/05/2015			(1,536)	(1,537)
BPS	0.190%	11/10/2014	02/05/2015		EUR	(16,430)	(19,949)
GSC	0.320%	12/31/2014	01/07/2015	$		(62,461)	(62,483)

Total Sale-Buyback Transactions							$(134,711)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2014 was $130,244 at a weighted average interest rate of 0.108%.
(3)	Payable for sale-buyback transactions includes $103 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	01/01/2045	$84,000	$(87,181)	$(87,528)
Fannie Mae	3.500%	02/01/2045	103,000	(106,762)	(107,045)
Fannie Mae	4.000%	01/01/2045	5,000	(5,316)	(5,315)

				$(199,259)	$(199,888)

Total Short Sales				$(199,259)	$(199,888)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(g)	Securities with an aggregate market value of $199,279 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO Global Multi-Asset Managed Allocation Portfolio
Global/Master Repurchase Agreement
BPG	$2,000	$0	$0	$0	$2,000	$(2,048)	$(48)
DEU	4,500	0	0	0	4,500	(4,592)	(92)
IND	0	(63,707)	0	0	(63,707)	63,575	(132)
JPS	2,000	0	0	0	2,000	(2,047)	(47)
SSB	663	0	0	0	663	(679)	(16)

Master Securities Forward Transaction Agreement
BCY	0	0	(50,742)	0	(50,742)	50,513	(229)
BPG	0	0	(1,537)	0	(1,537)	1,531	(6)
BPS	0	0	(19,949)	0	(19,949)	19,700	(249)
GSC	0	0	(62,483)	0	(62,483)	62,509	26

Prime Brokerage Agreement
FOB	0	0	0	0	0	5,531	5,531
MSC	0	0	0	0	0	16,572	16,572

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BCY	1,800	0	0	0	1,800	(1,837)	(37)
DEU	1,800	0	0	0	1,800	(1,837)	(37)
FOB	2,600	0	0	0	2,600	(2,655)	(55)
JPS	3,600	0	0	0	3,600	(3,683)	(83)
MSC	1,800	0	0	0	1,800	(1,839)	(39)
SAL	1,800	0	0	0	1,800	(1,844)	(44)

Total Borrowings and Other Financing Transactions	$22,563	$(63,707)	$(134,711)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$60.000	03/20/2015	5,824	$1,544	$867
Put - CBOE iShares MSCI Emerging Markets Index Fund	34.000	01/17/2015	18,983	3,228	40
Put - CBOE iShares MSCI Emerging Markets Index Fund	36.000	03/20/2015	5,675	1,220	312

				$5,992	$1,219

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,600.000	01/17/2015	642	$4,649	$33
Put - CBOE S&P 500 Index	1,650.000	03/20/2015	202	1,249	147
Call - EUREX EURO STOXX 50 Index	3,400.000	12/20/2019	775	2,762	2,738
Call - OSE Nikkei 225 Index	18,500.000	02/13/2015	163	322	248

				$8,982	$3,166

Total Purchased Options				$14,974	$4,385

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - COMEX Gold 100 oz. February Futures †	$1,250.000	01/27/2015	35	$(25)	$(12)
Call - COMEX Gold 100 oz. March Futures †	1,250.000	02/24/2015	7	(7)	(7)
Put - NYMEX Henry Hub Natural Gas April Futures †	3,000.000	03/26/2015	178	(153)	(560)
Call - NYMEX Henry Hub Natural Gas April Futures †	3,700.000	03/26/2015	178	(122)	(66)
Put - NYMEX Natural Gas Swap February Futures †	3,250.000	01/27/2015	6	(6)	(25)
Call - NYMEX WTI Crude February Futures	74.000	01/14/2015	203	(171)	(2)
Call - NYMEX WTI Crude March Futures †	67.000	02/17/2015	25	(26)	(10)
Call - NYMEX WTI-Brent Crude Spread March Futures †	6.000	02/11/2015	6	(5)	(13)
Put - NYMEX WTI-Brent Crude Spread March Futures †	14.000	02/11/2015	6	(5)	0

				$(520)	$(695)

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$55.000	03/20/2015	5,824	$(879)	$(298)
Put - CBOE iShares MSCI Emerging Markets Index Fund	30.000	01/17/2015	18,983	(1,656)	(13)
Put - CBOE iShares MSCI Emerging Markets Index Fund	39.000	01/17/2015	5,746	(307)	(296)
Put - CBOE iShares MSCI Emerging Markets Index Fund	31.000	03/20/2015	5,675	(556)	(73)

				$(3,398)	$(680)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares Russell 2000 Index	1,110.000	01/17/2015	95	$(68)	$(30)
Put - CBOE S&P 500 Index	1,425.000	01/17/2015	642	(2,294)	(7)
Put - CBOE S&P 500 Index	1,950.000	01/17/2015	113	(133)	(73)
Put - CBOE S&P 500 Index	1,450.000	03/20/2015	202	(586)	(50)
Put - EUREX EURO STOXX 50 Index	3,000.000	01/16/2015	594	(198)	(131)
Put - EUREX EURO STOXX 50 Index	3,100.000	01/16/2015	299	(118)	(141)
Put - EUREX EURO STOXX 50 Index	2,100.000	12/20/2019	775	(1,875)	(1,939)
Put - OSE Nikkei 225 Index	15,625.000	02/13/2015	163	(321)	(140)
Put - OSE Nikkei 225 Index	15,750.000	02/13/2015	78	(174)	(75)

				$(5,767)	$(2,586)

Total Written Options				$(9,685)	$(3,961)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	294	$73	$0	$(4)
90-Day Eurodollar December Futures	Short	12/2016	168	(12)	0	(6)
90-Day Eurodollar June Futures	Short	06/2015	402	(0)	0	(5)
90-Day Eurodollar June Futures	Short	06/2016	462	76	0	(12)
90-Day Eurodollar March Futures	Short	03/2016	911	204	0	(11)
90-Day Eurodollar September Futures	Short	09/2015	339	9	0	(4)
90-Day Eurodollar September Futures	Short	09/2016	462	62	0	(17)
DAX Index March Futures	Long	03/2015	68	50	0	(206)
E-mini S&P 500 Index March Futures	Long	03/2015	1,861	3,443	0	(2,261)
Euro STOXX 50 March Futures	Long	03/2015	171	127	0	(106)
Euro-Bund 10-Year Bond March Futures	Long	03/2015	43	107	3	0
FTSE 100 Index March Futures	Long	03/2015	228	555	100	(314)
FTSE China A50 Index January Futures	Long	01/2015	1,065	900	602	0
Gold 100 oz. February Futures †	Short	02/2015	83	(36)	135	0
Hang Seng China Enterprises Index January Futures	Long	01/2015	154	119	138	(238)
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	61	(111)	0	(14)
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	66	(106)	0	(15)
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	66	(57)	0	(13)
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	58	(78)	0	(16)
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	66	(88)	0	(18)
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	66	(108)	0	(15)
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	61	(105)	0	(14)
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	66	(95)	0	(17)
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	66	(119)	0	(15)
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	61	(82)	0	(13)
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	66	(104)	0	(15)
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	61	(100)	0	(14)
JPX Nikkei Index 400 March Futures	Long	03/2015	6,121	(377)	0	(1,150)
Natural Gas April Futures †	Long	03/2015	379	(3,446)	0	(622)
Natural Gas February Futures †	Short	01/2015	24	15	16	0
Natural Gas March Futures †	Short	02/2015	379	4,258	758	0
SGX CNX Nifty Index January Futures	Long	01/2015	1,049	78	78	0
U.S. Treasury 5-Year Note March Futures	Long	03/2015	50	1	8	0
U.S. Treasury 10-Year Note March Futures	Long	03/2015	564	(123)	123	0
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	178	(27)	50	0
U.S. Treasury Ultra Long-Term Bond March Futures	Long	03/2015	65	481	22	0
United Kingdom Long Gilt March Futures	Short	03/2015	343	(1,767)	0	(315)
WTI Crude February Futures †	Short	01/2015	64	666	54	0
WTI Crude March Futures †	Short	02/2015	163	915	135	0
WTI Crude October Futures †	Long	09/2015	51	(111)	0	(16)
WTI Crude September Futures †	Long	08/2015	176	(3,113)	0	(67)

Total Futures Contracts				$1,974	$2,222	$(5,533)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$	3,100	$197	$(10)	$3	$0
CDX.IG-23 5-Year Index	1.000%	12/20/2019		16,100	262	(18)	1	0
iTraxx Europe 22 5-Year Index	1.000%	12/20/2019	EUR	4,500	100	0	0	(7)

					$559	$(28)	$4	$(7)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
									Asset	Liability
Pay	3-Month CAD-Bank Bill	3.400%	06/20/2029		CAD	8,620	$760	$524	$47	$0
Receive	3-Month CAD-Bank Bill	3.500%	06/20/2044			9,020	(1,240)	(908)	0	(96)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021	$		59,500	(1,857)	(1,620)	0	(62)
Pay	3-Month USD-LIBOR	2.750%	06/19/2043			3,500	42	152	5	0
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		EUR	42,100	(6,788)	(6,873)	0	(166)
Receive	6-Month GBP-LIBOR	2.750%	03/18/2025		GBP	19,300	(2,437)	(657)	0	(149)
Receive	6-Month JPY-LIBOR	1.000%	03/20/2024		JPY	2,170,000	(921)	(419)	0	(12)
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		MXN	224,000	(6)	103	63	0

							$(12,447)	$(9,698)	$115	$(485)

Total Swap Agreements							$(11,888)	$(9,726)	$119	$(492)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(i)	Securities with an aggregate market value of $28,128 have been pledged as collateral as of December 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(j)	Securities with an aggregate market value of $25,889 and cash of $2,552 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO Global Multi-Asset Managed Allocation Portfolio (1)	$4,385	$1,171	$119	$5,675	$(3,268)	$(4,649)	$(492)	$(8,409)
PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary) (1)	0	1,051	0	1,051	(693)	(884)	0	(1,577)

Total Exchange-Traded or Centrally Cleared	$4,385	$2,222	$119	$6,726	$(3,961)	$(5,533)	$(492)	$(9,986)

(1)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2015		BRL	35,954	$		14,472	$946	$0
	01/2015		EUR	3,800			4,730	131	0
	01/2015		GBP	3,000			4,714	38	0
	01/2015		JPY	4,139,510			34,517	0	(42)
	01/2015	$		13,536		BRL	35,954	0	(10)
	01/2015			701		INR	43,508	0	(13)
	01/2015			10,599		NZD	13,636	35	0
	01/2015		ZAR	77,329	$		6,836	178	0
	02/2015		EUR	3,136			3,900	103	0
	02/2015		KRW	13,175,751			12,090	74	0
	02/2015		MXN	3,021			205	1	0
	02/2015		NZD	10,136			7,855	0	(30)
	02/2015		THB	78,363			2,399	20	0
	02/2015	$		1,046		EUR	850	0	(17)
	02/2015			6,312		HKD	48,963	2	0
	02/2015			34,525		JPY	4,139,510	43	0
	02/2015			6,962		SEK	51,477	0	(358)
	07/2015			6,740		BRL	18,639	0	(72)

BPS	01/2015		BRL	10,792	$		4,042	46	(64)
	01/2015		MXN	167,460			12,732	1,383	0
	01/2015	$		4,063		BRL	10,792	0	(3)
	01/2015			1,401		MXN	19,801	0	(60)
	02/2015		MXN	152,885	$		11,281	938	0
	06/2015		COP	2,762,803			1,200	50	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BRC	01/2015		CZK	32,190	$		1,475	$68	$0
	01/2015		RUB	185,843			3,514	450	0
	02/2015		MXN	95,943			7,025	534	0
	02/2015		TWD	419,934			13,815	535	0
	02/2015	$		6,310		BRL	16,321	0	(218)

CBK	01/2015			404		RUB	27,122	43	0
	01/2015			3,535		SGD	4,579	0	(80)
	02/2015		EUR	4,509	$		5,629	170	0
	02/2015		NOK	6,706			976	77	0
	02/2015		RUB	27,122			400	0	(54)
	02/2015	$		21,771		CHF	21,068	0	(567)
	02/2015			39,929		INR	2,511,552	0	(576)
	02/2015			136		MXN	1,851	0	(11)

DUB	01/2015		BRL	7,450	$		2,728	0	(75)
	01/2015		IDR	18,408,719			1,484	7	0
	01/2015	$		2,805		BRL	7,450	0	(2)
	02/2015		PHP	85,177	$		1,890	0	(11)
	09/2015	$		1,547		CNY	9,400	0	(52)

FBF	01/2015		BRL	33,990	$		14,258	1,471	0
	01/2015		HUF	52,212			215	15	0
	01/2015	$		12,797		BRL	33,990	0	(10)
	01/2015			47,060		JPY	5,568,910	0	(567)
	02/2015		HKD	3,922	$		505	0	(1)
	02/2015	$		1,200		DKK	7,176	0	(34)

GLM	01/2015		BRL	3,618	$		1,362	1	0
	01/2015		JPY	1,656,287			13,985	157	0
	01/2015		TRY	19,654			8,580	217	0
	01/2015	$		2,765		AUD	3,300	0	(72)
	01/2015			1,391		BRL	3,618	0	(30)
	01/2015			1,401		CAD	1,594	0	(29)
	01/2015			3,403		NOK	23,964	0	(188)
	01/2015			11,910		TRY	26,874	0	(475)
	02/2015		EUR	36,194	$		45,007	1,192	0
	02/2015	$		1,067		GBP	681	0	(5)
	02/2015			118		MXN	1,614	0	(9)
	07/2015		BRL	3,618	$		1,319	25	0

HUS	01/2015		CLP	1,719,439			2,951	121	0
	01/2015	$		17,276		AUD	20,197	0	(787)
	02/2015			4,254		BRL	10,935	0	(173)
	03/2015		CAD	4,012	$		3,458	10	0

JPM	01/2015		BRL	79,802			30,377	356	0
	01/2015		NZD	2,661			2,073	0	(3)
	01/2015		TRY	7,629			3,330	84	0
	01/2015	$		32,272		BRL	83,392	0	(903)
	01/2015			1,121		JPY	133,800	0	(4)
	01/2015			256		RUB	17,164	27	0
	02/2015		EUR	64,606	$		80,291	2,080	0
	02/2015		HKD	219,832			28,352	5	0
	02/2015		KRW	6,242,444			5,965	272	0
	02/2015		RUB	17,164			253	0	(35)
	02/2015	$		6,078		KRW	6,450,581	0	(195)
	02/2015			274		MXN	4,023	0	(2)
	02/2015			1,315		TWD	39,864	0	(54)
	04/2015		PEN	4,907	$		1,642	26	0
	07/2015		BRL	61,163			22,503	622	0

MSB	01/2015		AUD	20,197			16,538	49	0
	01/2015		BRL	12,942			4,872	4	0
	01/2015		JPY	313,800			2,698	78	0
	01/2015		TRY	7,167			3,161	112	0
	01/2015	$		4,871		BRL	12,942	0	(2)
	01/2015			449		RUB	31,311	68	0
	02/2015		BRL	12,942	$		4,830	0	(1)
	02/2015		MXN	110,403			7,808	339	0
	02/2015		RUB	31,311			442	0	(82)
	02/2015	$		16,502		AUD	20,197	0	(48)
	02/2015			43,689		GBP	27,958	0	(124)
	03/2015			23,186		CAD	26,545	0	(367)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
RBC	01/2015		NZD	7,475	$		5,822	$0	$(9)
	02/2015		MXN	165,967			11,735	507	0
	02/2015	$		682		EUR	553	0	(12)
	02/2015			18,398		MXN	246,391	0	(1,729)

SOG	01/2015		PLN	7,003	$		2,086	110	0
	02/2015	$		3,102		MXN	42,265	0	(243)
	02/2015			2,922		TWD	88,566	0	(121)

UAG	01/2015		IDR	10,961,733	$		885	6	0
	02/2015		CNY	11,620			1,881	0	(5)
	02/2015		GBP	2,263			3,548	22	0
	02/2015		MYR	14,363			4,360	278	0
	02/2015	$		1,901		JPY	228,100	4	0
	02/2015			108		MXN	1,595	0	0

Total Forward Foreign Currency Contracts								$14,130	$(8,634)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
BPS	Put - OTC EUR versus USD	$1.000	05/22/2015	EUR	25,000	$787	$14

DUB	Put - OTC EUR versus USD	1.000	05/22/2015		22,700	1,124	12

						$1,911	$26

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$78,100	$1,353	$525

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016	23,800	1,032	28

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015	32,800	8	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.426%	03/18/2015	5,600	24	14

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	53,400	2,114	850

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015	38,700	5	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	98,800	2,084	665
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	42,550	1,811	678
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017	14,400	2,016	1,804

							$10,447	$4,564

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
MYC	Call - OTC WTI Crude December Futures †	$150.000	11/17/2015	$	600	$38	$1

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
FBF	Call - OTC EURO STOXX 50 Index	3,275.000	12/20/2019	EUR	776	$2,612	$3,070
	Call - OTC EURO STOXX 50 Index	3,650.000	12/20/2019		5	1,806	1,449

						$4,418	$4,519

Total Purchased Options						$16,814	$9,110

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015	EUR	2,100	$(2)	$(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		2,100	(4)	(2)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	2,000	$(4)	$(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		2,000	(3)	0

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		3,400	(5)	(4)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		3,400	(8)	0

GST	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	01/21/2015	$	1,700	(2)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	2,100	(3)	(3)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		2,100	(6)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		1,000	(3)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		2,500	(6)	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		900	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		900	(2)	(1)

SOG	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		1,200	(2)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		1,200	(2)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		2,400	(3)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		2,400	(4)	(2)

							$(60)	$(21)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$5,660	$(135)	$(345)

JPM	Call - OTC USD versus INR	INR	65.000	03/10/2015	7,500	(88)	(59)

						$(223)	$(404)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Cap - OTC CPURNSA Index	TBD	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	$1,100	$(8)	$(2)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016	$90,900	$(1,138)	$(51)

GLM	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.926%	03/18/2015	5,600	(25)	(23)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	02/18/2015	35,500	(164)	(301)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	02/18/2015	35,500	(187)	(21)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017	60,500	(2,017)	(1,944)

							$(3,531)	$(2,340)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Call - OTC Brent Crude December Futures †	$160.000	11/10/2015	$	600	$(38)	$(2)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Put - OTC EURO STOXX 50 Index	2,200.000	12/20/2019	EUR	776	$(2,691)	$(2,267)
	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019		5	(1,779)	(1,741)

GST	Call - OTC SPGCENP Index †	0.306	02/09/2015	$	1,300,000	(34)	0
	Call - OTC SPGCENP Index †	0.578	03/05/2015		500,000	(30)	(2)
	Call - OTC SPGCICP Index †	0.268	02/09/2015		600,000	(21)	0
	Call - OTC SPGCICP Index †	0.420	03/05/2015		600,000	(26)	0

						$(4,581)	$(4,010)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC BNP Paribas Equity Index	$—	(1)	02/05/2015	$49,000	$(34)	$(34)

Total Written Options						$(8,475)	$(6,813)

(1)	Strike price determined when exercised based on predetermined terms.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in BRL		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Notional Amount in NZD		Premiums
Balance at Beginning of Period	0	$908,700	AUD	5,000	BRL	0	EUR	162,600	GBP	4,000	JPY	0	NZD	900	$(5,005)
Sales	92,613	3,748,804		133,452		199		332,871		57,570		100,000		55,800	(47,068)
Closing Buys	(38,844)	(128,775)		(73,552)		(198)		(45,975)		(6,370)		(42,654)		0	19,237
Expirations	(9,694)	(1,168,757)		(54,800)		(1)		(386,615)		(32,900)		(57,346)		(42,300)	14,091
Exercised	(4,242)	(66,412)		(10,100)		0		(30,400)		(22,300)		0		(14,400)	585

Balance at End of Period	39,833	$3,293,560	AUD	0	BRL	0	EUR	32,481	GBP	0	JPY	0	NZD	0	$(18,160)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Ricoh Co. Ltd.	(1.000%	)	09/20/2019	0.322%	JPY	120,000	$(46)	$13	$0	$(33)

BRC	New York Times Co.	(1.000%	)	03/20/2015	0.122%	$	2,000	115	(120)	0	(5)

JPM	Ricoh Co. Ltd.	(1.000%	)	09/20/2019	0.322%	JPY	150,000	(56)	15	0	(41)

								$13	$(92)	$0	$(79)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Mexico Government International Bond	1.000%	12/20/2018	0.820%	$ 16,400	$(60)	$178	$118	$0

BPS	Venezuela Government International Bond	5.000%	03/20/2015	53.460%	200	(2)	(17)	0	(19)

BRC	Italy Government International Bond	1.000%	12/20/2016	0.616%	4,000	(21)	53	32	0

CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.418%	7,200	(134)	258	124	0
	China Government International Bond	1.000%	12/20/2016	0.310%	3,200	(152)	196	44	0
	Indonesia Government International Bond	1.000%	12/20/2019	1.516%	4,200	(101)	0	0	(101)
	Russia Government International Bond	1.000%	03/20/2019	4.827%	500	(42)	(27)	0	(69)
	South Africa Government International Bond	1.000%	12/20/2019	1.831%	10,400	(395)	(5)	0	(400)

DUB	China Government International Bond	1.000%	12/20/2016	0.310%	1,300	(66)	84	18	0
	Indonesia Government International Bond	1.000%	12/20/2019	1.516%	6,200	(141)	(7)	0	(148)
	Italy Government International Bond	1.000%	12/20/2016	0.616%	4,000	(20)	52	32	0
	Spain Government International Bond	1.000%	12/20/2016	0.406%	4,000	(4)	52	48	0
	Venezuela Government International Bond	5.000%	03/20/2015	53.460%	759	2	(75)	0	(73)

FBF	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.246%	200	3	2	5	0
	China Government International Bond	1.000%	12/20/2016	0.310%	800	(38)	49	11	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%	6,200	(21)	66	45	0

GST	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.246%	200	(7)	12	5	0
	Brazil Government International Bond	1.000%	12/20/2015	0.918%	3,900	(11)	16	5	0
	Brazil Government International Bond	1.000%	09/20/2019	1.862%	3,700	(39)	(101)	0	(140)
	Russia Government International Bond	1.000%	09/20/2019	4.793%	500	(27)	(48)	0	(75)

HUS	Russia Government International Bond	1.000%	03/20/2019	4.827%	400	(33)	(23)	0	(56)

JPM	Brazil Government International Bond	1.000%	09/20/2019	1.862%	1,900	(22)	(50)	0	(72)
	Russia Government International Bond	1.000%	09/20/2019	4.793%	200	(11)	(19)	0	(30)

MYC	Spain Government International Bond	1.000%	12/20/2016	0.406%	5,400	(2)	67	65	0

RYL	China Government International Bond	1.000%	12/20/2016	0.310%	3,400	(158)	205	47	0

						$(1,502)	$918	$599	$(1,183)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/10/2019	EUR	8,600	$5	$(97)	$0	$(92)

BPS	Pay	1-Month GBP-UKRPI	3.125%	12/15/2024	GBP	800	0	10	10	0
	Pay	1-Month GBP-UKRPI	3.170%	12/15/2024		5,500	(1)	116	115	0
	Pay	3-Month USD-CPURNSA Index	1.560%	11/05/2016	$	17,100	0	(285)	0	(285)

CBK	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	35,300	(16)	312	296	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		600	(20)	59	39	0

DUB	Receive	3-Month USD-CPURNSA Index	0.070%	12/22/2015	$	11,100	0	(20)	0	(20)
	Pay	3-Month USD-CPURNSA Index	1.485%	11/19/2016		6,700	0	(101)	0	(101)
	Pay	3-Month USD-CPURNSA Index	1.480%	11/20/2016		11,100	0	(165)	0	(165)
	Pay	3-Month USD-CPURNSA Index	1.473%	11/21/2016		9,500	0	(140)	0	(140)
	Pay	28-Day MXN-TIIE	5.840%	09/14/2021	MXN	793,000	(244)	586	342	0

FBF	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	5,800	(171)	541	370	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		100	0	9	9	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	9,200	(5)	(24)	0	(29)

GLM	Pay	1-Year BRL-CDI	11.470%	01/02/2017		32,400	14	(109)	0	(95)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		47,800	(31)	(121)	0	(152)
	Pay	3-Month EUR-EXT-CPI Index	0.800%	12/10/2019	EUR	32,100	67	(510)	0	(443)

HUS	Receive	1-Year BRL-CDI	11.500%	01/04/2021	BRL	7,300	(7)	49	42	0

MYC	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	1,400	(39)	128	89	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		300	0	28	28	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	33,900	(17)	(91)	0	(108)
	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019	EUR	5,900	3	(120)	0	(117)

UAG	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019		32,400	4	(647)	0	(643)
	Pay	28-Day MXN-TIIE	5.630%	10/11/2021	MXN	10,000	(3)	(2)	0	(5)

							$(461)	$(594)	$1,340	$(2,395)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	KOSPI 200 Index	129,000,000	3-Month USD-LIBOR plus a specified spread	03/13/2015	KRW	32,511,225	$(951)	$0	$(951)
	Receive	TWSE Index	23,400	3-Month USD-LIBOR plus a specified spread	01/21/2015	TWD	211,450	179	179	0

FBF	Pay	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	$	31,471	(86)	0	(86)

JPM	Receive	SX7E Index	96,800	1-Month EUR-EURIBOR plus a specified spread	09/25/2015	EUR	13,966	(1,149)	0	(1,149)

								$(2,007)	$179	$(2,186)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	Receive	Covidien PLC	51,322	1-Month USD-LIBOR plus a specified spread	09/14/2015	$ 5,134	$114	$114	$0
	Pay	Medtronic, Inc.	49,122	1-Month USD-LIBOR less a specified spread	09/14/2015	3,536	(10)	0	(10)

							$104	$114	$(10)

(6)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	S&P 500 Index	2.356%	01/09/2015	$	3,909	$0	$(34)	$0	$(34)

GST	Pay	S&P 500 Index	7.156%	12/18/2015		15,424	0	744	744	0

JPM	Pay	S&P 500 Index	2.690%	01/22/2015		1,524	0	2	2	0

SOG	Pay	S&P 500 Index	1.960%	01/08/2015		8,571	0	(93)	0	(93)
	Pay	S&P 500 Index	3.861%	01/12/2015		57,506	0	524	524	0

UAG	Pay	S&P 500 Index	2.059%	01/02/2015		6,969	0	(21)	0	(21)
	Pay	S&P 500 Index	2.220%	01/02/2015		8,054	0	(11)	0	(11)

							$0	$1,111	$1,270	$(159)

Total Swap Agreements							$(1,950)	$(560)	$3,502	$(6,012)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(l)	Securities with an aggregate market value of $4,555 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
PIMCO Global Multi-Asset Managed Allocation Portfolio
BOA	$1,571	$525	$297	$2,393	$(542)	$(4)	$(1,110)	$(1,656)	$737	$(900)	$(163)
BPS	2,417	14	125	2,556	(127)	(36)	(304)	(467)	2,089	(2,150)	(61)
BRC	1,587	0	32	1,619	(218)	0	(5)	(223)	1,396	(1,036)	360
CBK	290	28	503	821	(1,288)	(55)	(570)	(1,913)	(1,092)	1,166	74
DUB	7	12	440	459	(140)	(345)	(647)	(1,132)	(673)	762	89
FBF	1,486	4,519	440	6,445	(612)	(4,008)	(115)	(4,735)	1,711	(1,951)	(241)
GLM	1,592	14	0	1,606	(808)	(23)	(690)	(1,521)	85	311	396
GST	0	0	868	868	0	(3)	(225)	(228)	640	0	640
HUS	131	0	42	173	(960)	0	(56)	(1,016)	(843)	816	(27)
JPM	3,472	850	2	4,323	(1,196)	(385)	(1,292)	(2,873)	1,449	(1,338)	111
MSB	650	0	0	649	(624)	0	0	(624)	23	0	23
MYC	0	3,147	182	3,329	0	(1,944)	(225)	(2,169)	1,160	(1,379)	(219)
RBC	507	0	0	507	(1,750)	0	0	(1,750)	(1,243)	1,141	(102)
RYL	0	0	47	47	0	0	0	0	47	(30)	17
SOG	110	0	524	634	(364)	(6)	(93)	(463)	171	(310)	(139)
UAG	310	0	0	309	(5)	0	(680)	(685)	(375)	361	(14)

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
GST	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
MYC	0	1	0	1	0	(2)	0	(2)	(1)	0	(1)

Total Over the Counter	$14,130	$9,110	$3,502	$26,742	$(8,634)	$(6,813)	$(6,012)	$(21,459)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$4,385	$0	$0	$4,385
Futures	1,098	0	918	0	206	2,222
Swap Agreements	0	4	0	0	115	119

	$1,098	$4	$5,303	$0	$321	$6,726

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,130	$0	$14,130
Purchased Options	1	0	4,519	26	4,564	9,110
Swap Agreements	0	599	1,563	0	1,340	3,502

	$1	$599	$6,082	$14,156	$5,904	$26,742

	$1,099	$603	$11,385	$14,156	$6,225	$33,468

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$695	$0	$3,266	$0	$0	$3,961
Futures	884	0	4,275	0	374	5,533
Swap Agreements	0	7	0	0	485	492

	$1,579	$7	$7,541	$0	$859	$9,986

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,634	$0	$8,634
Written Options	2	21	4,044	404	2,342	6,813
Swap Agreements	0	1,262	2,269	0	2,481	6,012

	$2	$1,283	$6,313	$9,038	$4,823	$21,459

	$1,581	$1,290	$13,854	$9,038	$5,682	$31,445

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(690)	$0	$5,376	$0	$(39)	$4,647
Written Options	(2,004)	0	8,931	0	0	6,927
Futures	3,731	0	25,311	0	(3,186)	25,856
Swap Agreements	0	(455)	0	0	(13,191)	(13,646)

	$1,037	$(455)	$39,618	$0	$(16,416)	$23,784

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(282)	$0	$(282)
Purchased Options	0	0	(278)	(720)	(5,737)	(6,735)
Written Options	(7)	515	2,483	2,268	4,180	9,439
Swap Agreements	(5,046)	(1,061)	(2,612)	0	1,240	(7,479)

	$(5,053)	$(546)	$(407)	$1,266	$(317)	$(5,057)

	$(4,016)	$(1,001)	$39,211	$1,266	$(16,733)	$18,727

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(10,964)	$0	$0	$(10,964)
Written Options	(174)	0	5,899	0	0	5,725
Futures	(4,016)	0	3,968	0	4,661	4,613
Swap Agreements	0	1,357	0	0	(11,371)	(10,014)

	$(4,190)	$1,357	$(1,097)	$0	$(6,710)	$(10,640)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$309	$0	$309
Purchased Options	0	0	102	200	(2,848)	(2,546)
Written Options	108	35	463	(358)	(1,378)	(1,130)
Swap Agreements	0	1,787	(1,630)	0	2,320	2,477

	$108	$1,822	$(1,065)	$151	$(1,906)	$(890)

	$(4,082)	$3,179	$(2,162)	$151	$(8,616)	$(11,530)

FAIR VALUE MEASUREMENTS

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$66,823	$0	$66,823
Industrials	0	6,348	0	6,348
U.S. Government Agencies	0	90,693	0	90,693
U.S. Treasury Obligations	0	359,570	0	359,570
Mortgage-Backed Securities	0	2,464	0	2,464
Asset-Backed Securities	0	1,125	0	1,125
Sovereign Issues	0	134,860	0	134,860
Common Stocks
Consumer Discretionary	54	0	0	54
Financials	18,782	0	0	18,782
Exchange-Traded Funds	70,792	0	0	70,792
Short-Term Instruments
Repurchase Agreements	0	22,563	0	22,563
Short-Term Notes	0	8,098	0	8,098
Greece Treasury Bills	0	34,455	0	34,455
Mexico Treasury Bills	0	11,517	0	11,517
U.S. Treasury Bills	0	4,261	0	4,261
	$89,628	$742,777	$0	$832,405

Investments in Affiliates, at Value
Mutual Funds	553,389	0	0	553,389
Exchange-Traded Funds	27,013	0	0	27,013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$18,504	$0	$0	$18,504
	$598,906	$0	$0	$598,906

Total Investments	$688,534	$742,777	$0	$1,431,311

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(199,888)	$0	$(199,888)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,222	4,504	0	6,726
Over the counter	0	26,742	0	26,742
	$2,222	$31,246	$0	$33,468

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(6,228)	(3,758)	0	(9,986)
Over the counter	0	(21,423)	(36)	(21,459)
	$(6,228)	$(25,181)	$(36)	$(31,445)

Totals	$684,528	$548,954	$(36)	$1,233,446

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25%

of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio II, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMAMA Subsidiary”), and the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The GMAMA Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The GMAMA Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the GMAMA Subsidiary. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as “Acquired Funds.” The Portfolio is classified as “non-diversified” for purposes of the Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the Act, the Portfolio may indirectly diversify its portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are, if any, translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it

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Notes to Financial Statements (Cont.)

follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value

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December 31, 2014

hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Consolidated Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation

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Notes to Financial Statements (Cont.)

adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate

(“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

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Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory

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Notes to Financial Statements (Cont.)

or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$14,678	$0	$(14,715)	$42	$(5)	$0	$314	$0
PIMCO Diversified Income Active Exchange-Traded Fund	0	14,332	0	0	(334)	13,998	708	0
PIMCO Emerging Local Bond Fund	58,944	650	(60,083)	(6,367)	6,856	0	782	0
PIMCO Emerging Markets Corporate Bond Fund	28,906	1,221	(3,000)	(52)	(1,609)	25,466	1,221	0
PIMCO EqS Pathfinder Fund®	83,465	46,139	(80,955)	13,202	(26,116)	35,735	1,711	6,826
PIMCO EqS® Dividend Fund	106,472	1,961	(110,815)	13,541	(11,159)	0	1,992	0
PIMCO EqS® Emerging Markets Fund	95,832	13,099	(88,600)	(2,907)	1,128	18,552	0	0
PIMCO EqS® Long/Short Fund	14,386	0	(13,278)	(1,730)	622	0	0	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	0	13,632	0	0	(617)	13,015	520	0
PIMCO Income Fund	226,248	13,384	(36,500)	(180)	1,712	204,664	13,042	407
PIMCO Investment Grade Corporate Bond Fund	41,367	905	(43,808)	(291)	1,827	0	984	0
PIMCO Mortgage Opportunities Fund	13,968	26,189	(5,000)	31	235	35,423	1,189	0
PIMCO RealEstateRealReturn Strategy Fund	3,413	0	(3,654)	(482)	723	0	0	0
PIMCO Short-Term Floating NAV Portfolio	225,684	146,948	(372,630)	(19)	31	14	48	0
PIMCO Short-Term Floating NAV Portfolio III	0	722,682	(704,000)	(162)	(30)	18,490	281	0
PIMCO StocksPLUS® Fund	22,678	181,741	(80,323)	6,216	(5,238)	125,074	1,117	18,724
PIMCO Total Return Fund	19,897	328	(20,673)	(50)	498	0	351	0
PIMCO TRENDS Managed Futures Strategy Fund	0	72,960	(16,600)	1,251	4,544	62,155	5,005	958
PIMCO Unconstrained Bond Fund	87,142	1,159	(43,000)	(1,352)	2,371	46,320	1,159	0
Totals	$1,043,080	$1,257,330	$(1,697,634)	$20,691	$(24,561)	$598,906	$30,424	$26,915

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive

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a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains

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Notes to Financial Statements (Cont.)

or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise for a Commodity Option will not include physical delivery of the underlying commodity but will rather settle the amount of the difference between the current market value of the underlying futures contract and the strike price directly into the Portfolio’s custody account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include

34	PIMCO VARIABLE INSURANCE TRUST

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physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in

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Notes to Financial Statements (Cont.)

the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap

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agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

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Notes to Financial Statements (Cont.)

Market Risks  The Portfolio’s (or Acquired Fund’s) investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio (or Acquired Fund) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. The Portfolio (or Acquired Fund) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the Portfolio’s performance.

The Portfolio (or Acquired Fund) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s (or Acquired Fund’s) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Acquired Fund) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Acquired Fund) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Acquired Fund) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Acquired Fund), or, in the case of hedging positions, that the Portfolio’s (or Acquired Fund’s) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Acquired Fund’s) investments in foreign currency denominated securities may reduce the Portfolio’s (or Acquired Fund) returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a

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particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Acquired Funds will be exposed to credit risk to parties with whom they trade and will also bear the risk of settlement default. The Acquired Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Acquired Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Acquired Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Acquired Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Acquired Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Acquired Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Acquired Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Acquired Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Acquired Funds. The Acquired Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Acquired Funds subsequently decreases, the Acquired Funds would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Acquired Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the

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Notes to Financial Statements (Cont.)

settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

The GMAMA Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMAMA Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMAMA Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the GMAMA Subsidiary, comprising the entire issued share capital of the GMAMA Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GMAMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMAMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMAMA Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the GMAMA Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	11/21/2008
Subscription Agreement	01/14/2009

Portfolio Net Assets	$1,149,796
Subsidiary % of Portfolio Net Assets	1.3%

Subsidiary Financial Statement Information
Total assets	$16,852
Total liabilities	1,584
Net assets	$15,268
Total income	21
Net investment income (loss)	(161)
Net realized gain (loss)	(10,091)
Net change in unrealized appreciation (depreciation)	8,556
Increase (decrease) in net assets resulting from operations	$(1,696)

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.90%.

(b) Supervisory and Administrative  Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2015, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the

ANNUAL REPORT	DECEMBER 31, 2014	41

Notes to Financial Statements (Cont.)

Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2014, the amount was $5,385,000.

The GMAMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMAMA Subsidiary’s portfolio pursuant to which the GMAMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMAMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMAMA Subsidiary is in place. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2014, the amount was $181,791.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$68,440	$52,780

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$4,241,083	$3,966,413	$1,127,958	$1,243,932

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	20	$249	166	$2,092
Administrative Class	909	10,639	2,406	29,507
Advisor Class	1,617	18,788	10,662	127,248
Issued as reinvestment of distributions
Institutional Class	5	53	5	57
Administrative Class	571	6,672	953	11,149
Advisor Class	1,984	23,275	3,639	42,793
Cost of shares redeemed
Institutional Class	(1)	(17)	(19)	(219)
Administrative Class	(6,851)	(79,073)	(5,434)	(63,804)
Advisor Class	(28,823)	(333,998)	(30,984)	(367,110)
Net increase (decrease) resulting from Portfolio share transactions	(30,569)	$(353,412)	(18,606)	$(218,287)

As of December 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 89% of the Portfolio. One shareholder is a related party and comprises 20% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is

ANNUAL REPORT	DECEMBER 31, 2014	43

Notes to Financial Statements (Cont.)

December 31, 2014

qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$—	$(35,095)	$(1,173)	$(11,867)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. Use of the capital loss carryforwards, post-October capital losses, late-year losses, late-year ordinary losses, and losses realized subsequent to fiscal end, if any, could be subject to further limitations imposed by the Code related to share ownership activity.

As of December 31, 2014, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$11,867	$—

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,450,164	$14,069	$(32,922)	$(18,853)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Treasury Inflation-Protected securities, and sale/buyback transactions.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$—	$—	$30,000
12/31/2013	$39,508	$—	$14,491

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

44	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Global Multi-Asset Managed Allocation Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights (consolidated) for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Global Multi-Asset Managed Allocation Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

ANNUAL REPORT	DECEMBER 31, 2014	45

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MSC	Morgan Stanley & Co., Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	JPS	JPMorgan Securities, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound	PEN	Peruvian New Sol

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	EUREX	Eurex Exchange	NYMEX	New York Mercantile Exchange
COMEX	Commodity Exchange, Inc.	FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	EAFE	Europe, Australasia, and Far East Stock Index	SPGCENP	S&P GSCI Energy Official Close Index ER
CDX.IG	Credit Derivatives Index - Investment Grade	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	KOSPI	Korea Composite Stock Price Index	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	oz.	Ounce	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	TBD	To Be Determined

46	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

9.81%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

3.18%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2014	47

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	49

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

50	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	53

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	55

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT33AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Global Multi-Asset Managed Allocation Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio or Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

4	PIMCO VARIABLE INSURANCE TRUST

These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s

ANNUAL REPORT	DECEMBER 31, 2014	5

Important Information About the Portfolio (Cont.)

actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Multi-Asset Mana
ged Allocation Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

Mutual Funds	38.7%
U.S. Treasury Obligations	25.1%
Sovereign Issues	9.4%
Short-Term Instruments‡	7.0%
Exchange-Traded Funds	6.8%
U.S. Government Agencies	6.3%
Corporate Bonds & Notes	5.1%
Other	1.6%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	Class Inception (04/30/2012)
PIMCO Global Multi-Asset Managed Allocation Portfolio Institutional Class	4.86%	0.07%
MSCI World Index±	4.94%	13.30%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±±	5.43%	8.98%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.48% for Institutional Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

±± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$988.80	$1,022.25
Expenses Paid During Period†	$3.07	$3.13
Net Annualized Expense Ratio††	0.61%	0.61%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Multi-Asset Managed Allocation Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index. PIMCO uses a three-step approach in seeking to achieve the return and volatility parameters of the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Portfolio. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”). The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to U.S. equities benefited performance as the S&P 500 Index posted positive returns during the reporting period.

»	Allocations to emerging markets equities in Asia benefited performance as these securities generally posted positive returns during the reporting period.

»	Exposure to Japanese equities, built in the second half of the reporting period, benefited performance as these securities generally posted positive returns during this period.

»

Duration positioning (or sensitivity to changes in market interest rates) benefited performance, driven by long positioning in the U.S. and Australia, as sovereign yields in both markets declined during the reporting period.

»	Exposure to real estate investment trusts (“REITs”), primarily in the first half of the reporting period, benefited performance as REITs generally posted positive returns during this period.

»

Tail-risk hedges, such as put options on U.S. equities (which seek to limit portfolio losses amid large market declines), detracted from performance as the S&P 500 Index posted positive returns during the reporting period.

ANNUAL REPORT	DECEMBER 31, 2014	7

Financial Highlights PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Selected Per Share Data for the Year or Period Ended:	12/31/2014	12/31/2013	04/30/2012-12/31/2012

Institutional Class
Net asset value beginning of year or period	$11.34	$12.71	$12.68
Net investment income (a)	0.36	0.34	0.31
Net realized/unrealized gain (loss)	0.19	(1.31)	0.12
Net increase (decrease) from investment operations	0.55	(0.97)	0.43
Dividends from net investment income	0.00	(0.30)	(0.35)
Distributions from net realized capital gains	0.00	0.00	(0.05)
Tax basis return of capital	(0.32)	(0.10)	0.00
Total distributions	(0.32)	(0.40)	(0.40)
Net asset value end of year or period	$11.57	$11.34	$12.71
Total return	4.86%	(7.68)%	3.50%
Net assets end of year or period (000s)	$2,052	$1,737	$13
Ratio of expenses to average net assets	0.55%	0.53%	0.52	%*
Ratio of expenses to average net assets excluding waivers	0.98%	0.99%	1.02	%*
Ratio of expenses to average net assets excluding interest expense	0.53%	0.52%	0.52	%*
Ratio of expenses to average net assets excluding interest expense and waivers	0.96%	0.98%	1.02	%*
Ratio of net investment income to average net assets	3.13%	2.83%	3.66	%*
Portfolio turnover rate	391%	116%	133%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$832,405
Investments in Affiliates	598,906
Financial Derivative Instruments
Exchange-traded or centrally cleared	6,726
Over the counter	26,742
Cash	561
Deposits with counterparty	2,551
Foreign currency, at value	9,070
Receivable for investments sold	334,066
Receivable for Portfolio shares sold	155
Interest and dividends receivable	4,062
Dividends receivable from Affiliates	1,579
Reimbursement receivable from PIMCO	5
Other assets	30
1,816,858

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$63,707
Payable for sale-buyback transactions	134,711
Payable for short sales	199,888
Financial Derivative Instruments
Exchange-traded or centrally cleared	9,986
Over the counter	21,459
Payable for investments purchased	224,456
Payable for investments in Affiliates purchased	1,385
Deposits from counterparty	10,214
Payable for Portfolio shares redeemed	298
Accrued investment advisory fees	665
Accrued supervisory and administrative fees	52
Accrued distribution fees	198
Accrued servicing fees	33
Other liabilities	10
667,062

Net Assets	$1,149,796

Net Assets Consist of:
Paid in capital	$1,197,930
(Overdistributed) net investment income	(3,362)
Accumulated net realized (loss)	(13,794)
Net unrealized (depreciation)	(30,978)
$1,149,796

Net Assets:
Institutional Class	$2,052
Administrative Class	248,087
Advisor Class	899,657

Shares Issued and Outstanding:
Institutional Class	177
Administrative Class	21,455
Advisor Class	77,490

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.57
Administrative Class	11.56
Advisor Class	11.61

Cost of Investments in securities	$840,828
Cost of Investments in Affiliates	$607,386
Cost of Foreign Currency Held	$9,139
Proceeds Received on Short Sales	$199,259
Cost or Premiums of Financial Derivative Instruments, net	$11,678

* Includes repurchase agreements of:	$22,563

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Consolidated Statement of Operations PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$10,815
Dividends	3,474
Dividends from Investments in Affiliates	30,424
Total Income	44,713

Expenses:
Investment advisory fees	11,643
Supervisory and administrative fees	692
Servicing fees - Administrative Class	407
Distribution and/or servicing fees - Advisor Class	2,516
Trustee fees	16
Interest expense	223
Total Expenses	15,497
Waiver and/or Reimbursement by PIMCO	(5,567)
Net Expenses	9,930

Net Investment Income	34,783

Net Realized Gain (Loss):
Investments in securities	(41,052)
Investments in Affiliates	20,691
Net capital gain distributions received from Affiliate investments	26,915
Exchange-traded or centrally cleared financial derivative instruments	23,784
Over the counter financial derivative instruments	(5,057)
Foreign currency	(884)
Net Realized Gain	24,397

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	35,485
Investments in Affiliates	(24,561)
Exchange-traded or centrally cleared financial derivative instruments	(10,640)
Over the counter financial derivative instruments	(890)
Foreign currency assets and liabilities	229
Net Change in Unrealized (Depreciation)	(377)
Net Gain	24,020

Net Increase in Net Assets Resulting from Operations	$58,803

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

(Decrease) in Net Assets from:

Operations:
Net investment income	$34,783	$39,509
Net realized gain (loss)	24,397	(123,356)
Net change in unrealized (depreciation)	(377)	(60,876)
Net increase (decrease) in net assets resulting from operations	58,803	(144,723)

Distributions to Shareholders:
From net investment income
Institutional Class	0	(44)
Administrative Class	0	(8,238)
Advisor Class	0	(31,226)
Tax basis return of capital
Institutional Class	(53)	(13)
Administrative Class	(6,672)	(2,911)
Advisor Class	(23,275)	(11,567)

Total Distributions	(30,000)	(53,999)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(353,412)	(218,287)

Total (Decrease) in Net Assets	(324,609)	(417,009)

Net Assets:
Beginning of year	1,474,405	1,891,414
End of year*	$1,149,796	$1,474,405

* Including (overdistributed) net investment income of:	$(3,362)	$(37,599)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 72.5%

CORPORATE BONDS & NOTES 6.4%

BANKING & FINANCE 5.8%
Ally Financial, Inc.
2.750% due 01/30/2017		$4,400	$4,397
4.625% due 06/26/2015		1,100	1,110
5.500% due 02/15/2017		1,600	1,684
8.300% due 02/12/2015		200	201
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	1,300	1,795
Banco Santander S.A.
6.250% due 09/11/2021 (d)		5,500	6,453
Bankia S.A.
0.285% due 01/25/2016		200	241
3.500% due 01/17/2019		2,700	3,528
4.375% due 02/14/2017		300	388
Barclays Bank PLC
7.625% due 11/21/2022		$8,100	8,872
7.750% due 04/10/2023		1,000	1,091
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	400	475
8.000% due 12/15/2020 (d)		2,300	2,910
BPCE S.A.
4.625% due 07/11/2024		$5,100	4,961
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
8.400% due 06/29/2017 (d)		800	878
Credit Agricole S.A.
6.500% due 06/23/2021 (d)	EUR	200	247
7.875% due 01/23/2024 (d)		$1,900	1,939
Credit Suisse
6.500% due 08/08/2023		3,400	3,741
General Motors Financial Co., Inc.
2.625% due 07/10/2017		3,300	3,316
3.500% due 07/10/2019		2,500	2,555
4.750% due 08/15/2017		800	846
International Lease Finance Corp.
5.750% due 05/15/2016		675	702
8.625% due 09/15/2015		1,600	1,672
8.750% due 03/15/2017		6,100	6,771
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	1,900	2,966
Navient Corp.
6.250% due 01/25/2016		$1,600	1,668
Springleaf Finance Corp.
5.400% due 12/01/2015		200	205
UniCredit SpA
6.750% due 09/10/2021 (d)	EUR	400	469
8.000% due 06/03/2024 (d)		$760	742

			66,823

INDUSTRIALS 0.6%
DISH DBS Corp.
7.125% due 02/01/2016		1,900	2,002
7.750% due 05/31/2015		200	206
MGM Resorts International
6.625% due 07/15/2015		300	306
7.500% due 06/01/2016		900	951
7.625% due 01/15/2017		700	756
10.000% due 11/01/2016		100	112
New York Times Co.
5.000% due 03/15/2015		2,000	2,015

			6,348

Total Corporate Bonds & Notes (Cost $74,029)			73,171

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 7.9%
Fannie Mae
3.000% due 01/01/2045 - 02/01/2045		$12,000	$12,110
3.500% due 01/01/2045		70,000	72,940
4.000% due 01/01/2045		5,000	5,315
Freddie Mac
0.420% due 09/18/2015		328	328

Total U.S. Government Agencies (Cost $90,447)			90,693

U.S. TREASURY OBLIGATIONS 31.3%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2019 (j)		1,925	1,907
0.125% due 07/15/2022		1,239	1,210
0.125% due 01/15/2023 (i)(j)		4,835	4,686
0.625% due 07/15/2021		41,085	41,692
0.625% due 02/15/2043 (j)		52	49
1.375% due 02/15/2044		9,678	11,005
1.875% due 07/15/2019 (j)		890	956
2.125% due 02/15/2040 (i)(j)		4,504	5,863
2.125% due 02/15/2041 (j)		8,023	10,520
2.375% due 01/15/2025 (j)		882	1,037
U.S. Treasury Notes
0.250% due 01/15/2015 (j)†		730	730
0.250% due 01/31/2015 (j)†		100	100
1.625% due 04/30/2019 (i)(j)(l)		30,200	30,304
2.125% due 12/31/2021 (g)		83,300	84,120
2.250% due 04/30/2021 (g)(i)(j)(l)		159,600	162,867
2.750% due 02/15/2024 (j)(l)		2,400	2,524

Total U.S. Treasury Obligations (Cost $356,958)			359,570

MORTGAGE-BACKED SECURITIES 0.2%
American Home Mortgage Assets Trust
0.360% due 09/25/2046		1,642	1,189
Residential Accredit Loans, Inc. Trust
0.350% due 06/25/2046		369	168
Structured Adjustable Rate Mortgage Loan Trust
4.980% due 01/25/2036 ^		1,457	1,107

Total Mortgage-Backed Securities (Cost $2,269)			2,464

ASSET-BACKED SECURITIES 0.1%
Residential Asset Securities Corp. Trust
0.320% due 07/25/2036		1,248	1,125

Total Asset-Backed Securities (Cost $987)			1,125

SOVEREIGN ISSUES 11.7%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025	BRL	10,700	3,526
Denmark Government Bond
0.100% due 11/15/2023 (c)	DKK	15,053	2,515
France Government Bond
0.250% due 07/25/2018 (c)	EUR	22,899	28,223
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	62,048	4,741
4.000% due 11/08/2046 (c)		33,265	2,586
New Zealand Government Bond
2.000% due 09/20/2025	NZD	8,350	6,507
3.000% due 09/20/2030		1,430	1,233
Province of Ontario
3.450% due 06/02/2045	CAD	4,300	3,831

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	5,850	$7,274
Slovenia Government International Bond
5.250% due 02/18/2024		$1,800	1,987
5.850% due 05/10/2023		2,400	2,726
Spain Government International Bond
3.800% due 04/30/2024	EUR	27,700	40,126
4.400% due 10/31/2023		11,400	17,074
5.400% due 01/31/2023		7,900	12,511

Total Sovereign Issues (Cost $137,103)			134,860

		SHARES
COMMON STOCKS 1.6%

CONSUMER DISCRETIONARY 0.0%
SFX Entertainment, Inc. (a)		12,011	54

FINANCIALS 1.6%
Barclays PLC		1,378,593	5,232
BNP Paribas S.A.		77,706	4,632
Intesa Sanpaolo SpA		1,655,705	4,852
Societe Generale S.A.		96,021	4,066

			18,782

Total Common Stocks (Cost $21,456)			18,836

EXCHANGE-TRADED FUNDS 6.2%
iShares China Large Cap Index ETF		348,000	14,484
iShares MSCI EAFE ETF		328,537	19,988
iShares MSCI Emerging Markets ETF		255,936	10,056
Vanguard FTSE Emerging Markets ETF		656,267	26,264

Total Exchange-Traded Funds (Cost $71,065)			70,792

SHORT-TERM INSTRUMENTS 7.1%

REPURCHASE AGREEMENTS (f) 2.0%
			22,563

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.7%
Fannie Mae
0.086% due 01/12/2015		$400	400
0.107% due 03/16/2015		800	800
Federal Home Loan Bank
0.066% due 03/25/2015		2,300	2,299
0.081% due 03/18/2015		100	100
0.091% due 03/09/2015 - 03/13/2015		800	800
0.101% due 01/26/2015		100	100
0.119% due 05/19/2015		200	200
Freddie Mac
0.071% due 04/09/2015 - 04/10/2015		500	500
0.076% due 05/05/2015		1,000	1,000
0.088% due 03/09/2015		100	100
0.132% due 06/09/2015		1,800	1,799

			8,098

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GREECE TREASURY BILLS 3.0%
2.067% due 01/09/2015 - 02/06/2015 (b)	EUR	28,500	$34,455

MEXICO TREASURY BILLS 1.0%
3.042% due 01/08/2015	MXN	170,000	11,517

U.S. TREASURY BILLS 0.4%
0.056% due 01/22/2015 - 05/28/2015 (b)(g)(j)(l)†		$4,261	4,261

Total Short-Term Instruments (Cost $86,514)			80,894

Total Investments in Securities (Cost $840,828)			832,405

		SHARES
INVESTMENTS IN AFFILIATES 52.0%

MUTUAL FUNDS (e) 48.1%
PIMCO Emerging Markets Corporate Bond Fund		2,402,487	25,466
PIMCO EqS Pathfinder Fund®		3,863,220	35,735

	SHARES	MARKET VALUE (000S)
PIMCO EqS® Emerging Markets Fund	2,177,449	$18,552
PIMCO Income Fund	16,598,859	204,664
PIMCO Mortgage Opportunities Fund	3,197,017	35,423
PIMCO StocksPLUS® Fund	13,291,583	125,074
PIMCO TRENDS Managed Futures Strategy Fund	5,691,916	62,155
PIMCO Unconstrained Bond Fund	4,143,098	46,320

Total Mutual Funds (Cost $560,889)		553,389

EXCHANGE-TRADED FUNDS 2.3%
PIMCO Diversified Income Active Exchange-Traded Fund	285,800	13,998
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	284,100	13,015

Total Exchange-Traded Funds (Cost $27,963)		27,013

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.6%
PIMCO Short-Term Floating NAV Portfolio	1,427	$14
PIMCO Short-Term Floating NAV Portfolio III	1,865,378	18,490

Total Short-Term Instruments (Cost $18,534)		18,504

Total Investments in Affiliates (Cost $607,386)		598,906

Total Investments 124.5% (Cost $1,448,214)		$1,431,311

Financial Derivative Instruments (h)(k) 0.2% (Cost or Premiums, net $11,678)		2,023

Other Assets and Liabilities, net (24.7%)		(283,538)

Net Assets 100.0%		$1,149,796

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio II, Ltd., which is a 100% owned subsidiary of the Portfolio.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.150% †	12/31/2014	01/02/2015	$1,800	U.S. Treasury Notes 2.250% due 03/31/2021	$(1,837)	$1,800	$1,800
BPG	0.130%	12/31/2014	01/02/2015	2,000	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	(2,048)	2,000	2,000
DEU	0.100% †	12/31/2014	01/02/2015	6,300	U.S. Treasury Bonds 3.125% due 02/15/2043	(4,592)	6,300	6,300
					U.S. Treasury Bonds 3.125% due 02/15/2043	(1,837)
FOB	0.150% †	12/31/2014	01/02/2015	2,600	U.S. Treasury Notes 0.375% - 2.375% due 02/28/2015 - 03/15/2016	(2,655)	2,600	2,600
JPS	0.140% †	12/31/2014	01/02/2015	5,600	U.S. Treasury Notes 1.875% due 06/30/2015	(2,047)	5,600	5,600
					U.S. Treasury Notes 1.875% due 06/30/2015	(3,683)
MSC	0.150% †	12/31/2014	01/02/2015	1,800	U.S. Treasury Bonds 3.750% due 11/15/2043	(1,839)	1,800	1,800
SAL	0.140% †	12/31/2014	01/02/2015	1,800	U.S. Treasury Notes 2.500% due 05/15/2024	(1,844)	1,800	1,800
SSB	0.000%	12/31/2014	01/02/2015	663	Fannie Mae 2.200% due 10/17/2022	(679)	663	663

Total Repurchase Agreements						$(23,061)	$22,563	$22,563

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
IND	0.280%	12/22/2014	01/22/2015	$(63,702)	$(63,707)

Total Reverse Repurchase Agreements					$(63,707)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)			Payable for Sale-Buyback Transactions (3)
BCY	0.350%	12/12/2014	01/12/2015	$		(23,556)	$(23,576)
	0.400%	12/16/2014	01/16/2015			(8,834)	(8,844)
	0.400%	12/31/2014	01/07/2015			(18,315)	(18,322)
BPG	0.220%	01/02/2015	01/05/2015			(1,536)	(1,537)
BPS	0.190%	11/10/2014	02/05/2015		EUR	(16,430)	(19,949)
GSC	0.320%	12/31/2014	01/07/2015	$		(62,461)	(62,483)

Total Sale-Buyback Transactions							$(134,711)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2014 was $130,244 at a weighted average interest rate of 0.108%.
(3)	Payable for sale-buyback transactions includes $103 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	01/01/2045	$84,000	$(87,181)	$(87,528)
Fannie Mae	3.500%	02/01/2045	103,000	(106,762)	(107,045)
Fannie Mae	4.000%	01/01/2045	5,000	(5,316)	(5,315)

				$(199,259)	$(199,888)

Total Short Sales				$(199,259)	$(199,888)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(g)	Securities with an aggregate market value of $199,279 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO Global Multi-Asset Managed Allocation Portfolio
Global/Master Repurchase Agreement
BPG	$2,000	$0	$0	$0	$2,000	$(2,048)	$(48)
DEU	4,500	0	0	0	4,500	(4,592)	(92)
IND	0	(63,707)	0	0	(63,707)	63,575	(132)
JPS	2,000	0	0	0	2,000	(2,047)	(47)
SSB	663	0	0	0	663	(679)	(16)

Master Securities Forward Transaction Agreement
BCY	0	0	(50,742)	0	(50,742)	50,513	(229)
BPG	0	0	(1,537)	0	(1,537)	1,531	(6)
BPS	0	0	(19,949)	0	(19,949)	19,700	(249)
GSC	0	0	(62,483)	0	(62,483)	62,509	26

Prime Brokerage Agreement
FOB	0	0	0	0	0	5,531	5,531
MSC	0	0	0	0	0	16,572	16,572

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BCY	1,800	0	0	0	1,800	(1,837)	(37)
DEU	1,800	0	0	0	1,800	(1,837)	(37)
FOB	2,600	0	0	0	2,600	(2,655)	(55)
JPS	3,600	0	0	0	3,600	(3,683)	(83)
MSC	1,800	0	0	0	1,800	(1,839)	(39)
SAL	1,800	0	0	0	1,800	(1,844)	(44)

Total Borrowings and Other Financing Transactions	$22,563	$(63,707)	$(134,711)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$60.000	03/20/2015	5,824	$1,544	$867
Put - CBOE iShares MSCI Emerging Markets Index Fund	34.000	01/17/2015	18,983	3,228	40
Put - CBOE iShares MSCI Emerging Markets Index Fund	36.000	03/20/2015	5,675	1,220	312

				$5,992	$1,219

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,600.000	01/17/2015	642	$4,649	$33
Put - CBOE S&P 500 Index	1,650.000	03/20/2015	202	1,249	147
Call - EUREX EURO STOXX 50 Index	3,400.000	12/20/2019	775	2,762	2,738
Call - OSE Nikkei 225 Index	18,500.000	02/13/2015	163	322	248

				$8,982	$3,166

Total Purchased Options				$14,974	$4,385

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - COMEX Gold 100 oz. February Futures †	$1,250.000	01/27/2015	35	$(25)	$(12)
Call - COMEX Gold 100 oz. March Futures †	1,250.000	02/24/2015	7	(7)	(7)
Put - NYMEX Henry Hub Natural Gas April Futures †	3,000.000	03/26/2015	178	(153)	(560)
Call - NYMEX Henry Hub Natural Gas April Futures †	3,700.000	03/26/2015	178	(122)	(66)
Put - NYMEX Natural Gas Swap February Futures †	3,250.000	01/27/2015	6	(6)	(25)
Call - NYMEX WTI Crude February Futures	74.000	01/14/2015	203	(171)	(2)
Call - NYMEX WTI Crude March Futures †	67.000	02/17/2015	25	(26)	(10)
Call - NYMEX WTI-Brent Crude Spread March Futures †	6.000	02/11/2015	6	(5)	(13)
Put - NYMEX WTI-Brent Crude Spread March Futures †	14.000	02/11/2015	6	(5)	0

				$(520)	$(695)

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$55.000	03/20/2015	5,824	$(879)	$(298)
Put - CBOE iShares MSCI Emerging Markets Index Fund	30.000	01/17/2015	18,983	(1,656)	(13)
Put - CBOE iShares MSCI Emerging Markets Index Fund	39.000	01/17/2015	5,746	(307)	(296)
Put - CBOE iShares MSCI Emerging Markets Index Fund	31.000	03/20/2015	5,675	(556)	(73)

				$(3,398)	$(680)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares Russell 2000 Index	1,110.000	01/17/2015	95	$(68)	$(30)
Put - CBOE S&P 500 Index	1,425.000	01/17/2015	642	(2,294)	(7)
Put - CBOE S&P 500 Index	1,950.000	01/17/2015	113	(133)	(73)
Put - CBOE S&P 500 Index	1,450.000	03/20/2015	202	(586)	(50)
Put - EUREX EURO STOXX 50 Index	3,000.000	01/16/2015	594	(198)	(131)
Put - EUREX EURO STOXX 50 Index	3,100.000	01/16/2015	299	(118)	(141)
Put - EUREX EURO STOXX 50 Index	2,100.000	12/20/2019	775	(1,875)	(1,939)
Put - OSE Nikkei 225 Index	15,625.000	02/13/2015	163	(321)	(140)
Put - OSE Nikkei 225 Index	15,750.000	02/13/2015	78	(174)	(75)

				$(5,767)	$(2,586)

Total Written Options				$(9,685)	$(3,961)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	294	$73	$0	$(4)
90-Day Eurodollar December Futures	Short	12/2016	168	(12)	0	(6)
90-Day Eurodollar June Futures	Short	06/2015	402	(0)	0	(5)
90-Day Eurodollar June Futures	Short	06/2016	462	76	0	(12)
90-Day Eurodollar March Futures	Short	03/2016	911	204	0	(11)
90-Day Eurodollar September Futures	Short	09/2015	339	9	0	(4)
90-Day Eurodollar September Futures	Short	09/2016	462	62	0	(17)
DAX Index March Futures	Long	03/2015	68	50	0	(206)
E-mini S&P 500 Index March Futures	Long	03/2015	1,861	3,443	0	(2,261)
Euro STOXX 50 March Futures	Long	03/2015	171	127	0	(106)
Euro-Bund 10-Year Bond March Futures	Long	03/2015	43	107	3	0
FTSE 100 Index March Futures	Long	03/2015	228	555	100	(314)
FTSE China A50 Index January Futures	Long	01/2015	1,065	900	602	0
Gold 100 oz. February Futures †	Short	02/2015	83	(36)	135	0
Hang Seng China Enterprises Index January Futures	Long	01/2015	154	119	138	(238)
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	61	(111)	0	(14)
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	66	(106)	0	(15)
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	66	(57)	0	(13)
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	58	(78)	0	(16)
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	66	(88)	0	(18)
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	66	(108)	0	(15)
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	61	(105)	0	(14)
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	66	(95)	0	(17)
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	66	(119)	0	(15)
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	61	(82)	0	(13)
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	66	(104)	0	(15)
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	61	(100)	0	(14)
JPX Nikkei Index 400 March Futures	Long	03/2015	6,121	(377)	0	(1,150)
Natural Gas April Futures †	Long	03/2015	379	(3,446)	0	(622)
Natural Gas February Futures †	Short	01/2015	24	15	16	0
Natural Gas March Futures †	Short	02/2015	379	4,258	758	0
SGX CNX Nifty Index January Futures	Long	01/2015	1,049	78	78	0
U.S. Treasury 5-Year Note March Futures	Long	03/2015	50	1	8	0
U.S. Treasury 10-Year Note March Futures	Long	03/2015	564	(123)	123	0
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	178	(27)	50	0
U.S. Treasury Ultra Long-Term Bond March Futures	Long	03/2015	65	481	22	0
United Kingdom Long Gilt March Futures	Short	03/2015	343	(1,767)	0	(315)
WTI Crude February Futures †	Short	01/2015	64	666	54	0
WTI Crude March Futures †	Short	02/2015	163	915	135	0
WTI Crude October Futures †	Long	09/2015	51	(111)	0	(16)
WTI Crude September Futures †	Long	08/2015	176	(3,113)	0	(67)

Total Futures Contracts				$1,974	$2,222	$(5,533)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$	3,100	$197	$(10)	$3	$0
CDX.IG-23 5-Year Index	1.000%	12/20/2019		16,100	262	(18)	1	0
iTraxx Europe 22 5-Year Index	1.000%	12/20/2019	EUR	4,500	100	0	0	(7)

					$559	$(28)	$4	$(7)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
									Asset	Liability
Pay	3-Month CAD-Bank Bill	3.400%	06/20/2029		CAD	8,620	$760	$524	$47	$0
Receive	3-Month CAD-Bank Bill	3.500%	06/20/2044			9,020	(1,240)	(908)	0	(96)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021	$		59,500	(1,857)	(1,620)	0	(62)
Pay	3-Month USD-LIBOR	2.750%	06/19/2043			3,500	42	152	5	0
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		EUR	42,100	(6,788)	(6,873)	0	(166)
Receive	6-Month GBP-LIBOR	2.750%	03/18/2025		GBP	19,300	(2,437)	(657)	0	(149)
Receive	6-Month JPY-LIBOR	1.000%	03/20/2024		JPY	2,170,000	(921)	(419)	0	(12)
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		MXN	224,000	(6)	103	63	0

							$(12,447)	$(9,698)	$115	$(485)

Total Swap Agreements							$(11,888)	$(9,726)	$119	$(492)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(i)	Securities with an aggregate market value of $28,128 have been pledged as collateral as of December 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(j)	Securities with an aggregate market value of $25,889 and cash of $2,552 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO Global Multi-Asset Managed Allocation Portfolio (1)	$4,385	$1,171	$119	$5,675	$(3,268)	$(4,649)	$(492)	$(8,409)
PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary) (1)	0	1,051	0	1,051	(693)	(884)	0	(1,577)

Total Exchange-Traded or Centrally Cleared	$4,385	$2,222	$119	$6,726	$(3,961)	$(5,533)	$(492)	$(9,986)

(1)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2015		BRL	35,954	$		14,472	$946	$0
	01/2015		EUR	3,800			4,730	131	0
	01/2015		GBP	3,000			4,714	38	0
	01/2015		JPY	4,139,510			34,517	0	(42)
	01/2015	$		13,536		BRL	35,954	0	(10)
	01/2015			701		INR	43,508	0	(13)
	01/2015			10,599		NZD	13,636	35	0
	01/2015		ZAR	77,329	$		6,836	178	0
	02/2015		EUR	3,136			3,900	103	0
	02/2015		KRW	13,175,751			12,090	74	0
	02/2015		MXN	3,021			205	1	0
	02/2015		NZD	10,136			7,855	0	(30)
	02/2015		THB	78,363			2,399	20	0
	02/2015	$		1,046		EUR	850	0	(17)
	02/2015			6,312		HKD	48,963	2	0
	02/2015			34,525		JPY	4,139,510	43	0
	02/2015			6,962		SEK	51,477	0	(358)
	07/2015			6,740		BRL	18,639	0	(72)

BPS	01/2015		BRL	10,792	$		4,042	46	(64)
	01/2015		MXN	167,460			12,732	1,383	0
	01/2015	$		4,063		BRL	10,792	0	(3)
	01/2015			1,401		MXN	19,801	0	(60)
	02/2015		MXN	152,885	$		11,281	938	0
	06/2015		COP	2,762,803			1,200	50	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BRC	01/2015		CZK	32,190	$		1,475	$68	$0
	01/2015		RUB	185,843			3,514	450	0
	02/2015		MXN	95,943			7,025	534	0
	02/2015		TWD	419,934			13,815	535	0
	02/2015	$		6,310		BRL	16,321	0	(218)

CBK	01/2015			404		RUB	27,122	43	0
	01/2015			3,535		SGD	4,579	0	(80)
	02/2015		EUR	4,509	$		5,629	170	0
	02/2015		NOK	6,706			976	77	0
	02/2015		RUB	27,122			400	0	(54)
	02/2015	$		21,771		CHF	21,068	0	(567)
	02/2015			39,929		INR	2,511,552	0	(576)
	02/2015			136		MXN	1,851	0	(11)

DUB	01/2015		BRL	7,450	$		2,728	0	(75)
	01/2015		IDR	18,408,719			1,484	7	0
	01/2015	$		2,805		BRL	7,450	0	(2)
	02/2015		PHP	85,177	$		1,890	0	(11)
	09/2015	$		1,547		CNY	9,400	0	(52)

FBF	01/2015		BRL	33,990	$		14,258	1,471	0
	01/2015		HUF	52,212			215	15	0
	01/2015	$		12,797		BRL	33,990	0	(10)
	01/2015			47,060		JPY	5,568,910	0	(567)
	02/2015		HKD	3,922	$		505	0	(1)
	02/2015	$		1,200		DKK	7,176	0	(34)

GLM	01/2015		BRL	3,618	$		1,362	1	0
	01/2015		JPY	1,656,287			13,985	157	0
	01/2015		TRY	19,654			8,580	217	0
	01/2015	$		2,765		AUD	3,300	0	(72)
	01/2015			1,391		BRL	3,618	0	(30)
	01/2015			1,401		CAD	1,594	0	(29)
	01/2015			3,403		NOK	23,964	0	(188)
	01/2015			11,910		TRY	26,874	0	(475)
	02/2015		EUR	36,194	$		45,007	1,192	0
	02/2015	$		1,067		GBP	681	0	(5)
	02/2015			118		MXN	1,614	0	(9)
	07/2015		BRL	3,618	$		1,319	25	0

HUS	01/2015		CLP	1,719,439			2,951	121	0
	01/2015	$		17,276		AUD	20,197	0	(787)
	02/2015			4,254		BRL	10,935	0	(173)
	03/2015		CAD	4,012	$		3,458	10	0

JPM	01/2015		BRL	79,802			30,377	356	0
	01/2015		NZD	2,661			2,073	0	(3)
	01/2015		TRY	7,629			3,330	84	0
	01/2015	$		32,272		BRL	83,392	0	(903)
	01/2015			1,121		JPY	133,800	0	(4)
	01/2015			256		RUB	17,164	27	0
	02/2015		EUR	64,606	$		80,291	2,080	0
	02/2015		HKD	219,832			28,352	5	0
	02/2015		KRW	6,242,444			5,965	272	0
	02/2015		RUB	17,164			253	0	(35)
	02/2015	$		6,078		KRW	6,450,581	0	(195)
	02/2015			274		MXN	4,023	0	(2)
	02/2015			1,315		TWD	39,864	0	(54)
	04/2015		PEN	4,907	$		1,642	26	0
	07/2015		BRL	61,163			22,503	622	0

MSB	01/2015		AUD	20,197			16,538	49	0
	01/2015		BRL	12,942			4,872	4	0
	01/2015		JPY	313,800			2,698	78	0
	01/2015		TRY	7,167			3,161	112	0
	01/2015	$		4,871		BRL	12,942	0	(2)
	01/2015			449		RUB	31,311	68	0
	02/2015		BRL	12,942	$		4,830	0	(1)
	02/2015		MXN	110,403			7,808	339	0
	02/2015		RUB	31,311			442	0	(82)
	02/2015	$		16,502		AUD	20,197	0	(48)
	02/2015			43,689		GBP	27,958	0	(124)
	03/2015			23,186		CAD	26,545	0	(367)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
RBC	01/2015		NZD	7,475	$		5,822	$0	$(9)
	02/2015		MXN	165,967			11,735	507	0
	02/2015	$		682		EUR	553	0	(12)
	02/2015			18,398		MXN	246,391	0	(1,729)

SOG	01/2015		PLN	7,003	$		2,086	110	0
	02/2015	$		3,102		MXN	42,265	0	(243)
	02/2015			2,922		TWD	88,566	0	(121)

UAG	01/2015		IDR	10,961,733	$		885	6	0
	02/2015		CNY	11,620			1,881	0	(5)
	02/2015		GBP	2,263			3,548	22	0
	02/2015		MYR	14,363			4,360	278	0
	02/2015	$		1,901		JPY	228,100	4	0
	02/2015			108		MXN	1,595	0	0

Total Forward Foreign Currency Contracts								$14,130	$(8,634)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
BPS	Put - OTC EUR versus USD	$1.000	05/22/2015	EUR	25,000	$787	$14

DUB	Put - OTC EUR versus USD	1.000	05/22/2015		22,700	1,124	12

						$1,911	$26

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$78,100	$1,353	$525

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016	23,800	1,032	28

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015	32,800	8	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.426%	03/18/2015	5,600	24	14

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	53,400	2,114	850

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015	38,700	5	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	98,800	2,084	665
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	42,550	1,811	678
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017	14,400	2,016	1,804

							$10,447	$4,564

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
MYC	Call - OTC WTI Crude December Futures †	$150.000	11/17/2015	$	600	$38	$1

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
FBF	Call - OTC EURO STOXX 50 Index	3,275.000	12/20/2019	EUR	776	$2,612	$3,070
	Call - OTC EURO STOXX 50 Index	3,650.000	12/20/2019		5	1,806	1,449

						$4,418	$4,519

Total Purchased Options						$16,814	$9,110

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015	EUR	2,100	$(2)	$(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		2,100	(4)	(2)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	2,000	$(4)	$(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		2,000	(3)	0

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		3,400	(5)	(4)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		3,400	(8)	0

GST	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	01/21/2015	$	1,700	(2)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	2,100	(3)	(3)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		2,100	(6)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		1,000	(3)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		2,500	(6)	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		900	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		900	(2)	(1)

SOG	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		1,200	(2)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		1,200	(2)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		2,400	(3)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		2,400	(4)	(2)

							$(60)	$(21)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$5,660	$(135)	$(345)

JPM	Call - OTC USD versus INR	INR	65.000	03/10/2015	7,500	(88)	(59)

						$(223)	$(404)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Cap - OTC CPURNSA Index	TBD	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	$1,100	$(8)	$(2)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016	$90,900	$(1,138)	$(51)

GLM	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.926%	03/18/2015	5,600	(25)	(23)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	02/18/2015	35,500	(164)	(301)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	02/18/2015	35,500	(187)	(21)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017	60,500	(2,017)	(1,944)

							$(3,531)	$(2,340)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Call - OTC Brent Crude December Futures †	$160.000	11/10/2015	$	600	$(38)	$(2)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Put - OTC EURO STOXX 50 Index	2,200.000	12/20/2019	EUR	776	$(2,691)	$(2,267)
	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019		5	(1,779)	(1,741)

GST	Call - OTC SPGCENP Index †	0.306	02/09/2015	$	1,300,000	(34)	0
	Call - OTC SPGCENP Index †	0.578	03/05/2015		500,000	(30)	(2)
	Call - OTC SPGCICP Index †	0.268	02/09/2015		600,000	(21)	0
	Call - OTC SPGCICP Index †	0.420	03/05/2015		600,000	(26)	0

						$(4,581)	$(4,010)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC BNP Paribas Equity Index	$—	(1)	02/05/2015	$49,000	$(34)	$(34)

Total Written Options						$(8,475)	$(6,813)

(1)	Strike price determined when exercised based on predetermined terms.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in BRL		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Notional Amount in NZD		Premiums
Balance at Beginning of Period	0	$908,700	AUD	5,000	BRL	0	EUR	162,600	GBP	4,000	JPY	0	NZD	900	$(5,005)
Sales	92,613	3,748,804		133,452		199		332,871		57,570		100,000		55,800	(47,068)
Closing Buys	(38,844)	(128,775)		(73,552)		(198)		(45,975)		(6,370)		(42,654)		0	19,237
Expirations	(9,694)	(1,168,757)		(54,800)		(1)		(386,615)		(32,900)		(57,346)		(42,300)	14,091
Exercised	(4,242)	(66,412)		(10,100)		0		(30,400)		(22,300)		0		(14,400)	585

Balance at End of Period	39,833	$3,293,560	AUD	0	BRL	0	EUR	32,481	GBP	0	JPY	0	NZD	0	$(18,160)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Ricoh Co. Ltd.	(1.000%	)	09/20/2019	0.322%	JPY	120,000	$(46)	$13	$0	$(33)

BRC	New York Times Co.	(1.000%	)	03/20/2015	0.122%	$	2,000	115	(120)	0	(5)

JPM	Ricoh Co. Ltd.	(1.000%	)	09/20/2019	0.322%	JPY	150,000	(56)	15	0	(41)

								$13	$(92)	$0	$(79)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Mexico Government International Bond	1.000%	12/20/2018	0.820%	$ 16,400	$(60)	$178	$118	$0

BPS	Venezuela Government International Bond	5.000%	03/20/2015	53.460%	200	(2)	(17)	0	(19)

BRC	Italy Government International Bond	1.000%	12/20/2016	0.616%	4,000	(21)	53	32	0

CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.418%	7,200	(134)	258	124	0
	China Government International Bond	1.000%	12/20/2016	0.310%	3,200	(152)	196	44	0
	Indonesia Government International Bond	1.000%	12/20/2019	1.516%	4,200	(101)	0	0	(101)
	Russia Government International Bond	1.000%	03/20/2019	4.827%	500	(42)	(27)	0	(69)
	South Africa Government International Bond	1.000%	12/20/2019	1.831%	10,400	(395)	(5)	0	(400)

DUB	China Government International Bond	1.000%	12/20/2016	0.310%	1,300	(66)	84	18	0
	Indonesia Government International Bond	1.000%	12/20/2019	1.516%	6,200	(141)	(7)	0	(148)
	Italy Government International Bond	1.000%	12/20/2016	0.616%	4,000	(20)	52	32	0
	Spain Government International Bond	1.000%	12/20/2016	0.406%	4,000	(4)	52	48	0
	Venezuela Government International Bond	5.000%	03/20/2015	53.460%	759	2	(75)	0	(73)

FBF	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.246%	200	3	2	5	0
	China Government International Bond	1.000%	12/20/2016	0.310%	800	(38)	49	11	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%	6,200	(21)	66	45	0

GST	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.246%	200	(7)	12	5	0
	Brazil Government International Bond	1.000%	12/20/2015	0.918%	3,900	(11)	16	5	0
	Brazil Government International Bond	1.000%	09/20/2019	1.862%	3,700	(39)	(101)	0	(140)
	Russia Government International Bond	1.000%	09/20/2019	4.793%	500	(27)	(48)	0	(75)

HUS	Russia Government International Bond	1.000%	03/20/2019	4.827%	400	(33)	(23)	0	(56)

JPM	Brazil Government International Bond	1.000%	09/20/2019	1.862%	1,900	(22)	(50)	0	(72)
	Russia Government International Bond	1.000%	09/20/2019	4.793%	200	(11)	(19)	0	(30)

MYC	Spain Government International Bond	1.000%	12/20/2016	0.406%	5,400	(2)	67	65	0

RYL	China Government International Bond	1.000%	12/20/2016	0.310%	3,400	(158)	205	47	0

						$(1,502)	$918	$599	$(1,183)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/10/2019	EUR	8,600	$5	$(97)	$0	$(92)

BPS	Pay	1-Month GBP-UKRPI	3.125%	12/15/2024	GBP	800	0	10	10	0
	Pay	1-Month GBP-UKRPI	3.170%	12/15/2024		5,500	(1)	116	115	0
	Pay	3-Month USD-CPURNSA Index	1.560%	11/05/2016	$	17,100	0	(285)	0	(285)

CBK	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	35,300	(16)	312	296	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		600	(20)	59	39	0

DUB	Receive	3-Month USD-CPURNSA Index	0.070%	12/22/2015	$	11,100	0	(20)	0	(20)
	Pay	3-Month USD-CPURNSA Index	1.485%	11/19/2016		6,700	0	(101)	0	(101)
	Pay	3-Month USD-CPURNSA Index	1.480%	11/20/2016		11,100	0	(165)	0	(165)
	Pay	3-Month USD-CPURNSA Index	1.473%	11/21/2016		9,500	0	(140)	0	(140)
	Pay	28-Day MXN-TIIE	5.840%	09/14/2021	MXN	793,000	(244)	586	342	0

FBF	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	5,800	(171)	541	370	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		100	0	9	9	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	9,200	(5)	(24)	0	(29)

GLM	Pay	1-Year BRL-CDI	11.470%	01/02/2017		32,400	14	(109)	0	(95)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		47,800	(31)	(121)	0	(152)
	Pay	3-Month EUR-EXT-CPI Index	0.800%	12/10/2019	EUR	32,100	67	(510)	0	(443)

HUS	Receive	1-Year BRL-CDI	11.500%	01/04/2021	BRL	7,300	(7)	49	42	0

MYC	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	1,400	(39)	128	89	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		300	0	28	28	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	33,900	(17)	(91)	0	(108)
	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019	EUR	5,900	3	(120)	0	(117)

UAG	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019		32,400	4	(647)	0	(643)
	Pay	28-Day MXN-TIIE	5.630%	10/11/2021	MXN	10,000	(3)	(2)	0	(5)

							$(461)	$(594)	$1,340	$(2,395)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	KOSPI 200 Index	129,000,000	3-Month USD-LIBOR plus a specified spread	03/13/2015	KRW	32,511,225	$(951)	$0	$(951)
	Receive	TWSE Index	23,400	3-Month USD-LIBOR plus a specified spread	01/21/2015	TWD	211,450	179	179	0

FBF	Pay	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	$	31,471	(86)	0	(86)

JPM	Receive	SX7E Index	96,800	1-Month EUR-EURIBOR plus a specified spread	09/25/2015	EUR	13,966	(1,149)	0	(1,149)

								$(2,007)	$179	$(2,186)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	Receive	Covidien PLC	51,322	1-Month USD-LIBOR plus a specified spread	09/14/2015	$ 5,134	$114	$114	$0
	Pay	Medtronic, Inc.	49,122	1-Month USD-LIBOR less a specified spread	09/14/2015	3,536	(10)	0	(10)

							$104	$114	$(10)

(6)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	S&P 500 Index	2.356%	01/09/2015	$	3,909	$0	$(34)	$0	$(34)

GST	Pay	S&P 500 Index	7.156%	12/18/2015		15,424	0	744	744	0

JPM	Pay	S&P 500 Index	2.690%	01/22/2015		1,524	0	2	2	0

SOG	Pay	S&P 500 Index	1.960%	01/08/2015		8,571	0	(93)	0	(93)
	Pay	S&P 500 Index	3.861%	01/12/2015		57,506	0	524	524	0

UAG	Pay	S&P 500 Index	2.059%	01/02/2015		6,969	0	(21)	0	(21)
	Pay	S&P 500 Index	2.220%	01/02/2015		8,054	0	(11)	0	(11)

							$0	$1,111	$1,270	$(159)

Total Swap Agreements							$(1,950)	$(560)	$3,502	$(6,012)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(l)	Securities with an aggregate market value of $4,555 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
PIMCO Global Multi-Asset Managed Allocation Portfolio
BOA	$1,571	$525	$297	$2,393	$(542)	$(4)	$(1,110)	$(1,656)	$737	$(900)	$(163)
BPS	2,417	14	125	2,556	(127)	(36)	(304)	(467)	2,089	(2,150)	(61)
BRC	1,587	0	32	1,619	(218)	0	(5)	(223)	1,396	(1,036)	360
CBK	290	28	503	821	(1,288)	(55)	(570)	(1,913)	(1,092)	1,166	74
DUB	7	12	440	459	(140)	(345)	(647)	(1,132)	(673)	762	89
FBF	1,486	4,519	440	6,445	(612)	(4,008)	(115)	(4,735)	1,711	(1,951)	(241)
GLM	1,592	14	0	1,606	(808)	(23)	(690)	(1,521)	85	311	396
GST	0	0	868	868	0	(3)	(225)	(228)	640	0	640
HUS	131	0	42	173	(960)	0	(56)	(1,016)	(843)	816	(27)
JPM	3,472	850	2	4,323	(1,196)	(385)	(1,292)	(2,873)	1,449	(1,338)	111
MSB	650	0	0	649	(624)	0	0	(624)	23	0	23
MYC	0	3,147	182	3,329	0	(1,944)	(225)	(2,169)	1,160	(1,379)	(219)
RBC	507	0	0	507	(1,750)	0	0	(1,750)	(1,243)	1,141	(102)
RYL	0	0	47	47	0	0	0	0	47	(30)	17
SOG	110	0	524	634	(364)	(6)	(93)	(463)	171	(310)	(139)
UAG	310	0	0	309	(5)	0	(680)	(685)	(375)	361	(14)

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
GST	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
MYC	0	1	0	1	0	(2)	0	(2)	(1)	0	(1)

Total Over the Counter	$14,130	$9,110	$3,502	$26,742	$(8,634)	$(6,813)	$(6,012)	$(21,459)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$4,385	$0	$0	$4,385
Futures	1,098	0	918	0	206	2,222
Swap Agreements	0	4	0	0	115	119

	$1,098	$4	$5,303	$0	$321	$6,726

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,130	$0	$14,130
Purchased Options	1	0	4,519	26	4,564	9,110
Swap Agreements	0	599	1,563	0	1,340	3,502

	$1	$599	$6,082	$14,156	$5,904	$26,742

	$1,099	$603	$11,385	$14,156	$6,225	$33,468

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$695	$0	$3,266	$0	$0	$3,961
Futures	884	0	4,275	0	374	5,533
Swap Agreements	0	7	0	0	485	492

	$1,579	$7	$7,541	$0	$859	$9,986

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,634	$0	$8,634
Written Options	2	21	4,044	404	2,342	6,813
Swap Agreements	0	1,262	2,269	0	2,481	6,012

	$2	$1,283	$6,313	$9,038	$4,823	$21,459

	$1,581	$1,290	$13,854	$9,038	$5,682	$31,445

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(690)	$0	$5,376	$0	$(39)	$4,647
Written Options	(2,004)	0	8,931	0	0	6,927
Futures	3,731	0	25,311	0	(3,186)	25,856
Swap Agreements	0	(455)	0	0	(13,191)	(13,646)

	$1,037	$(455)	$39,618	$0	$(16,416)	$23,784

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(282)	$0	$(282)
Purchased Options	0	0	(278)	(720)	(5,737)	(6,735)
Written Options	(7)	515	2,483	2,268	4,180	9,439
Swap Agreements	(5,046)	(1,061)	(2,612)	0	1,240	(7,479)

	$(5,053)	$(546)	$(407)	$1,266	$(317)	$(5,057)

	$(4,016)	$(1,001)	$39,211	$1,266	$(16,733)	$18,727

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(10,964)	$0	$0	$(10,964)
Written Options	(174)	0	5,899	0	0	5,725
Futures	(4,016)	0	3,968	0	4,661	4,613
Swap Agreements	0	1,357	0	0	(11,371)	(10,014)

	$(4,190)	$1,357	$(1,097)	$0	$(6,710)	$(10,640)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$309	$0	$309
Purchased Options	0	0	102	200	(2,848)	(2,546)
Written Options	108	35	463	(358)	(1,378)	(1,130)
Swap Agreements	0	1,787	(1,630)	0	2,320	2,477

	$108	$1,822	$(1,065)	$151	$(1,906)	$(890)

	$(4,082)	$3,179	$(2,162)	$151	$(8,616)	$(11,530)

FAIR VALUE MEASUREMENTS

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$66,823	$0	$66,823
Industrials	0	6,348	0	6,348
U.S. Government Agencies	0	90,693	0	90,693
U.S. Treasury Obligations	0	359,570	0	359,570
Mortgage-Backed Securities	0	2,464	0	2,464
Asset-Backed Securities	0	1,125	0	1,125
Sovereign Issues	0	134,860	0	134,860
Common Stocks
Consumer Discretionary	54	0	0	54
Financials	18,782	0	0	18,782
Exchange-Traded Funds	70,792	0	0	70,792
Short-Term Instruments
Repurchase Agreements	0	22,563	0	22,563
Short-Term Notes	0	8,098	0	8,098
Greece Treasury Bills	0	34,455	0	34,455
Mexico Treasury Bills	0	11,517	0	11,517
U.S. Treasury Bills	0	4,261	0	4,261
	$89,628	$742,777	$0	$832,405

Investments in Affiliates, at Value
Mutual Funds	553,389	0	0	553,389
Exchange-Traded Funds	27,013	0	0	27,013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$18,504	$0	$0	$18,504
	$598,906	$0	$0	$598,906

Total Investments	$688,534	$742,777	$0	$1,431,311

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(199,888)	$0	$(199,888)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,222	4,504	0	6,726
Over the counter	0	26,742	0	26,742
	$2,222	$31,246	$0	$33,468

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(6,228)	(3,758)	0	(9,986)
Over the counter	0	(21,423)	(36)	(21,459)
	$(6,228)	$(25,181)	$(36)	$(31,445)

Totals	$684,528	$548,954	$(36)	$1,233,446

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25%

of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio II, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMAMA Subsidiary”), and the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The GMAMA Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The GMAMA Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the GMAMA Subsidiary. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as “Acquired Funds.” The Portfolio is classified as “non-diversified” for purposes of the Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the Act, the Portfolio may indirectly diversify its portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are, if any, translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it

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Notes to Financial Statements (Cont.)

follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value

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December 31, 2014

hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Consolidated Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation

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Notes to Financial Statements (Cont.)

adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate

(“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

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Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory

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Notes to Financial Statements (Cont.)

or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$14,678	$0	$(14,715)	$42	$(5)	$0	$314	$0
PIMCO Diversified Income Active Exchange-Traded Fund	0	14,332	0	0	(334)	13,998	708	0
PIMCO Emerging Local Bond Fund	58,944	650	(60,083)	(6,367)	6,856	0	782	0
PIMCO Emerging Markets Corporate Bond Fund	28,906	1,221	(3,000)	(52)	(1,609)	25,466	1,221	0
PIMCO EqS Pathfinder Fund®	83,465	46,139	(80,955)	13,202	(26,116)	35,735	1,711	6,826
PIMCO EqS® Dividend Fund	106,472	1,961	(110,815)	13,541	(11,159)	0	1,992	0
PIMCO EqS® Emerging Markets Fund	95,832	13,099	(88,600)	(2,907)	1,128	18,552	0	0
PIMCO EqS® Long/Short Fund	14,386	0	(13,278)	(1,730)	622	0	0	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	0	13,632	0	0	(617)	13,015	520	0
PIMCO Income Fund	226,248	13,384	(36,500)	(180)	1,712	204,664	13,042	407
PIMCO Investment Grade Corporate Bond Fund	41,367	905	(43,808)	(291)	1,827	0	984	0
PIMCO Mortgage Opportunities Fund	13,968	26,189	(5,000)	31	235	35,423	1,189	0
PIMCO RealEstateRealReturn Strategy Fund	3,413	0	(3,654)	(482)	723	0	0	0
PIMCO Short-Term Floating NAV Portfolio	225,684	146,948	(372,630)	(19)	31	14	48	0
PIMCO Short-Term Floating NAV Portfolio III	0	722,682	(704,000)	(162)	(30)	18,490	281	0
PIMCO StocksPLUS® Fund	22,678	181,741	(80,323)	6,216	(5,238)	125,074	1,117	18,724
PIMCO Total Return Fund	19,897	328	(20,673)	(50)	498	0	351	0
PIMCO TRENDS Managed Futures Strategy Fund	0	72,960	(16,600)	1,251	4,544	62,155	5,005	958
PIMCO Unconstrained Bond Fund	87,142	1,159	(43,000)	(1,352)	2,371	46,320	1,159	0
Totals	$1,043,080	$1,257,330	$(1,697,634)	$20,691	$(24,561)	$598,906	$30,424	$26,915

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive

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a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains

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Notes to Financial Statements (Cont.)

or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise for a Commodity Option will not include physical delivery of the underlying commodity but will rather settle the amount of the difference between the current market value of the underlying futures contract and the strike price directly into the Portfolio’s custody account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include

34	PIMCO VARIABLE INSURANCE TRUST

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physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in

ANNUAL REPORT	DECEMBER 31, 2014	35

Notes to Financial Statements (Cont.)

the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap

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agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

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Notes to Financial Statements (Cont.)

Market Risks  The Portfolio’s (or Acquired Fund’s) investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio (or Acquired Fund) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. The Portfolio (or Acquired Fund) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the Portfolio’s performance.

The Portfolio (or Acquired Fund) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s (or Acquired Fund’s) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Acquired Fund) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Acquired Fund) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Acquired Fund) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Acquired Fund), or, in the case of hedging positions, that the Portfolio’s (or Acquired Fund’s) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Acquired Fund’s) investments in foreign currency denominated securities may reduce the Portfolio’s (or Acquired Fund) returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a

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particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Acquired Funds will be exposed to credit risk to parties with whom they trade and will also bear the risk of settlement default. The Acquired Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Acquired Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Acquired Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Acquired Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Acquired Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Acquired Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Acquired Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Acquired Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Acquired Funds. The Acquired Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Acquired Funds subsequently decreases, the Acquired Funds would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Acquired Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the

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Notes to Financial Statements (Cont.)

settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

The GMAMA Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMAMA Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMAMA Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the GMAMA Subsidiary, comprising the entire issued share capital of the GMAMA Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GMAMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMAMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMAMA Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the GMAMA Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	11/21/2008
Subscription Agreement	01/14/2009

Portfolio Net Assets	$1,149,796
Subsidiary % of Portfolio Net Assets	1.3%

Subsidiary Financial Statement Information
Total assets	$16,852
Total liabilities	1,584
Net assets	$15,268
Total income	21
Net investment income (loss)	(161)
Net realized gain (loss)	(10,091)
Net change in unrealized appreciation (depreciation)	8,556
Increase (decrease) in net assets resulting from operations	$(1,696)

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.90%.

(b) Supervisory and Administrative  Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2015, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the

ANNUAL REPORT	DECEMBER 31, 2014	41

Notes to Financial Statements (Cont.)

Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2014, the amount was $5,385,000.

The GMAMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMAMA Subsidiary’s portfolio pursuant to which the GMAMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMAMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMAMA Subsidiary is in place. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2014, the amount was $181,791.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$68,440	$52,780
11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$4,241,083	$3,966,413	$1,127,958	$1,243,932

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	20	$249	166	$2,092
Administrative Class	909	10,639	2,406	29,507
Advisor Class	1,617	18,788	10,662	127,248
Issued as reinvestment of distributions
Institutional Class	5	53	5	57
Administrative Class	571	6,672	953	11,149
Advisor Class	1,984	23,275	3,639	42,793
Cost of shares redeemed
Institutional Class	(1)	(17)	(19)	(219)
Administrative Class	(6,851)	(79,073)	(5,434)	(63,804)
Advisor Class	(28,823)	(333,998)	(30,984)	(367,110)
Net increase (decrease) resulting from Portfolio share transactions	(30,569)	$(353,412)	(18,606)	$(218,287)

As of December 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 89% of the Portfolio. One shareholder is a related party and comprises 20% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is

ANNUAL REPORT	DECEMBER 31, 2014	43

Notes to Financial Statements (Cont.)

December 31, 2014

qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$—	$(35,095)	$(1,173)	$(11,867)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. Use of the capital loss carryforwards, post-October capital losses, late-year losses, late-year ordinary losses, and losses realized subsequent to fiscal year end, if any, could be subject to further limitations imposed by the Code related to share ownership activity.

As of December 31, 2014, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$11,867	$—

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,450,164	$14,069	$(32,922)	$(18,853)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Treasury Inflation-Protected securities, and sale/buyback transactions.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$—	$—	$30,000
12/31/2013	$39,508	$—	$14,491

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

44	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Global Multi-Asset Managed Allocation Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights (consolidated) for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Global Multi-Asset Managed Allocation Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

ANNUAL REPORT	DECEMBER 31, 2014	45

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MSC	Morgan Stanley & Co., Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	JPS	JPMorgan Securities, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound	PEN	Peruvian New Sol

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	EUREX	Eurex Exchange	NYMEX	New York Mercantile Exchange
COMEX	Commodity Exchange, Inc.	FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	EAFE	Europe, Australasia, and Far East Stock Index	SPGCENP	S&P GSCI Energy Official Close Index ER
CDX.IG	Credit Derivatives Index - Investment Grade	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	KOSPI	Korea Composite Stock Price Index	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	oz.	Ounce	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	TBD	To Be Determined

46	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

9.81%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

3.18%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2014	47

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	49

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

50	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	53

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	55

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT35AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Global Multi-Asset Managed Allocation Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

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The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

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In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

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U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

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U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

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Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

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U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

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Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio or Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk.

4	PIMCO VARIABLE INSURANCE TRUST

These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s

ANNUAL REPORT	DECEMBER 31, 2014	5

Important Information About the Portfolio (Cont.)

actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Multi-Asset Managed Allocation Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

Mutual Funds	38.7%
U.S. Treasury Obligations	25.1%
Sovereign Issues	9.4%
Short-Term Instruments‡	7.0%
Exchange-Traded Funds	6.8%
U.S. Government Agencies	6.3%
Corporate Bonds & Notes	5.1%
Other	1.6%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	Class Inception (04/15/2009)
PIMCO Global Multi-Asset Managed Allocation Portfolio Advisor Class	4.57%	2.75%	5.59%
MSCI World Index±	4.94%	10.20%	14.51%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±±	5.43%	8.16%	10.85%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.73% for Advisor Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

±± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$986.60	$1,020.98
Expenses Paid During Period†	$4.33	$4.40
Net Annualized Expense Ratio††	0.86%	0.86%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Multi-Asset Managed Allocation Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index. PIMCO uses a three-step approach in seeking to achieve the return and volatility parameters of the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Portfolio. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”). The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to U.S. equities benefited performance as the S&P 500 Index posted positive returns during the reporting period.

»	Allocations to emerging markets equities in Asia benefited performance as these securities generally posted positive returns during the reporting period.

»	Exposure to Japanese equities, built in the second half of the reporting period, benefited performance as these securities generally posted positive returns during this period.

»

Duration positioning (or sensitivity to changes in market interest rates) benefited performance, driven by long positioning in the U.S. and Australia, as sovereign yields in both markets declined during the reporting period.

»	Exposure to real estate investment trusts (“REITs”), primarily in the first half of the reporting period, benefited performance as REITs generally posted positive returns during this period.

»

Tail-risk hedges, such as put options on U.S. equities (which seek to limit portfolio losses amid large market declines), detracted from performance as the S&P 500 Index posted positive returns during the reporting period.

ANNUAL REPORT	DECEMBER 31, 2014	7

Financial Highlights PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Advisor Class
Net asset value beginning of year	$11.38	$12.76	$12.16	$12.72	$11.79
Net investment income (a)	0.31	0.27	0.27	0.37	0.70
Net realized/unrealized gain (loss)	0.21	(1.27)	0.78	(0.59)	0.62
Net increase (decrease) from investment operations	0.52	(1.00)	1.05	(0.22)	1.32
Dividends from net investment income	0.00	(0.28)	(0.40)	(0.23)	(0.36)
Distributions from net realized capital gains	0.00	0.00	(0.05)	(0.11)	(0.03)
Tax basis return of capital	(0.29)	(0.10)	0.00	0.00	0.00
Total distributions	(0.29)	(0.38)	(0.45)	(0.34)	(0.39)
Net asset value end of year	$11.61	$11.38	$12.76	$12.16	$12.72
Total return	4.57%	(7.91)%	8.77%	(1.80)%	11.34%
Net assets end of year (000s)	$899,657	$1,168,630	$1,523,954	$1,414,873	$757,048
Ratio of expenses to average net assets	0.80%	0.78%	0.77%	0.78%	0.78%
Ratio of expenses to average net assets excluding waivers	1.23%	1.24%	1.27%	1.24%	1.22%
Ratio of expenses to average net assets excluding interest expense	0.78%	0.77%	0.77%	0.78%	0.78%
Ratio of expenses to average net assets excluding interest expense and waivers	1.21%	1.23%	1.27%	1.24%	1.22%
Ratio of net investment income to average net assets	2.69%	2.27%	2.17%	2.88%	5.69%
Portfolio turnover rate	391%	116%	133%	38%	71%

(a)	Per share amounts based on average number of shares outstanding during the year.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$832,405
Investments in Affiliates	598,906
Financial Derivative Instruments
Exchange-traded or centrally cleared	6,726
Over the counter	26,742
Cash	561
Deposits with counterparty	2,551
Foreign currency, at value	9,070
Receivable for investments sold	334,066
Receivable for Portfolio shares sold	155
Interest and dividends receivable	4,062
Dividends receivable from Affiliates	1,579
Reimbursement receivable from PIMCO	5
Other assets	30
1,816,858

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$63,707
Payable for sale-buyback transactions	134,711
Payable for short sales	199,888
Financial Derivative Instruments
Exchange-traded or centrally cleared	9,986
Over the counter	21,459
Payable for investments purchased	224,456
Payable for investments in Affiliates purchased	1,385
Deposits from counterparty	10,214
Payable for Portfolio shares redeemed	298
Accrued investment advisory fees	665
Accrued supervisory and administrative fees	52
Accrued distribution fees	198
Accrued servicing fees	33
Other liabilities	10
667,062

Net Assets	$1,149,796

Net Assets Consist of:
Paid in capital	$1,197,930
(Overdistributed) net investment income	(3,362)
Accumulated net realized (loss)	(13,794)
Net unrealized (depreciation)	(30,978)
$1,149,796

Net Assets:
Institutional Class	$2,052
Administrative Class	248,087
Advisor Class	899,657

Shares Issued and Outstanding:
Institutional Class	177
Administrative Class	21,455
Advisor Class	77,490

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.57
Administrative Class	11.56
Advisor Class	11.61

Cost of Investments in securities	$840,828
Cost of Investments in Affiliates	$607,386
Cost of Foreign Currency Held	$9,139
Proceeds Received on Short Sales	$199,259
Cost or Premiums of Financial Derivative Instruments, net	$11,678

* Includes repurchase agreements of:	$22,563

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Consolidated Statement of Operations PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$10,815
Dividends	3,474
Dividends from Investments in Affiliates	30,424
Total Income	44,713

Expenses:
Investment advisory fees	11,643
Supervisory and administrative fees	692
Servicing fees - Administrative Class	407
Distribution and/or servicing fees - Advisor Class	2,516
Trustee fees	16
Interest expense	223
Total Expenses	15,497
Waiver and/or Reimbursement by PIMCO	(5,567)
Net Expenses	9,930

Net Investment Income	34,783

Net Realized Gain (Loss):
Investments in securities	(41,052)
Investments in Affiliates	20,691
Net capital gain distributions received from Affiliate investments	26,915
Exchange-traded or centrally cleared financial derivative instruments	23,784
Over the counter financial derivative instruments	(5,057)
Foreign currency	(884)
Net Realized Gain	24,397

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	35,485
Investments in Affiliates	(24,561)
Exchange-traded or centrally cleared financial derivative instruments	(10,640)
Over the counter financial derivative instruments	(890)
Foreign currency assets and liabilities	229
Net Change in Unrealized (Depreciation)	(377)
Net Gain	24,020

Net Increase in Net Assets Resulting from Operations	$58,803

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

(Decrease) in Net Assets from:

Operations:
Net investment income	$34,783	$39,509
Net realized gain (loss)	24,397	(123,356)
Net change in unrealized (depreciation)	(377)	(60,876)
Net increase (decrease) in net assets resulting from operations	58,803	(144,723)

Distributions to Shareholders:
From net investment income
Institutional Class	0	(44)
Administrative Class	0	(8,238)
Advisor Class	0	(31,226)
Tax basis return of capital
Institutional Class	(53)	(13)
Administrative Class	(6,672)	(2,911)
Advisor Class	(23,275)	(11,567)

Total Distributions	(30,000)	(53,999)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(353,412)	(218,287)

Total (Decrease) in Net Assets	(324,609)	(417,009)

Net Assets:
Beginning of year	1,474,405	1,891,414
End of year*	$1,149,796	$1,474,405

* Including (overdistributed) net investment income of:	$(3,362)	$(37,599)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 72.5%

CORPORATE BONDS & NOTES 6.4%

BANKING & FINANCE 5.8%
Ally Financial, Inc.
2.750% due 01/30/2017		$4,400	$4,397
4.625% due 06/26/2015		1,100	1,110
5.500% due 02/15/2017		1,600	1,684
8.300% due 02/12/2015		200	201
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	1,300	1,795
Banco Santander S.A.
6.250% due 09/11/2021 (d)		5,500	6,453
Bankia S.A.
0.285% due 01/25/2016		200	241
3.500% due 01/17/2019		2,700	3,528
4.375% due 02/14/2017		300	388
Barclays Bank PLC
7.625% due 11/21/2022		$8,100	8,872
7.750% due 04/10/2023		1,000	1,091
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	400	475
8.000% due 12/15/2020 (d)		2,300	2,910
BPCE S.A.
4.625% due 07/11/2024		$5,100	4,961
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
8.400% due 06/29/2017 (d)		800	878
Credit Agricole S.A.
6.500% due 06/23/2021 (d)	EUR	200	247
7.875% due 01/23/2024 (d)		$1,900	1,939
Credit Suisse
6.500% due 08/08/2023		3,400	3,741
General Motors Financial Co., Inc.
2.625% due 07/10/2017		3,300	3,316
3.500% due 07/10/2019		2,500	2,555
4.750% due 08/15/2017		800	846
International Lease Finance Corp.
5.750% due 05/15/2016		675	702
8.625% due 09/15/2015		1,600	1,672
8.750% due 03/15/2017		6,100	6,771
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	1,900	2,966
Navient Corp.
6.250% due 01/25/2016		$1,600	1,668
Springleaf Finance Corp.
5.400% due 12/01/2015		200	205
UniCredit SpA
6.750% due 09/10/2021 (d)	EUR	400	469
8.000% due 06/03/2024 (d)		$760	742

			66,823

INDUSTRIALS 0.6%
DISH DBS Corp.
7.125% due 02/01/2016		1,900	2,002
7.750% due 05/31/2015		200	206
MGM Resorts International
6.625% due 07/15/2015		300	306
7.500% due 06/01/2016		900	951
7.625% due 01/15/2017		700	756
10.000% due 11/01/2016		100	112
New York Times Co.
5.000% due 03/15/2015		2,000	2,015

			6,348

Total Corporate Bonds & Notes (Cost $74,029)			73,171

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 7.9%
Fannie Mae
3.000% due 01/01/2045 - 02/01/2045		$12,000	$12,110
3.500% due 01/01/2045		70,000	72,940
4.000% due 01/01/2045		5,000	5,315
Freddie Mac
0.420% due 09/18/2015		328	328

Total U.S. Government Agencies (Cost $90,447)			90,693

U.S. TREASURY OBLIGATIONS 31.3%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2019 (j)		1,925	1,907
0.125% due 07/15/2022		1,239	1,210
0.125% due 01/15/2023 (i)(j)		4,835	4,686
0.625% due 07/15/2021		41,085	41,692
0.625% due 02/15/2043 (j)		52	49
1.375% due 02/15/2044		9,678	11,005
1.875% due 07/15/2019 (j)		890	956
2.125% due 02/15/2040 (i)(j)		4,504	5,863
2.125% due 02/15/2041 (j)		8,023	10,520
2.375% due 01/15/2025 (j)		882	1,037
U.S. Treasury Notes
0.250% due 01/15/2015 (j)†		730	730
0.250% due 01/31/2015 (j)†		100	100
1.625% due 04/30/2019 (i)(j)(l)		30,200	30,304
2.125% due 12/31/2021 (g)		83,300	84,120
2.250% due 04/30/2021 (g)(i)(j)(l)		159,600	162,867
2.750% due 02/15/2024 (j)(l)		2,400	2,524

Total U.S. Treasury Obligations (Cost $356,958)			359,570

MORTGAGE-BACKED SECURITIES 0.2%
American Home Mortgage Assets Trust
0.360% due 09/25/2046		1,642	1,189
Residential Accredit Loans, Inc. Trust
0.350% due 06/25/2046		369	168
Structured Adjustable Rate Mortgage Loan Trust
4.980% due 01/25/2036 ^		1,457	1,107

Total Mortgage-Backed Securities (Cost $2,269)			2,464

ASSET-BACKED SECURITIES 0.1%
Residential Asset Securities Corp. Trust
0.320% due 07/25/2036		1,248	1,125

Total Asset-Backed Securities (Cost $987)			1,125

SOVEREIGN ISSUES 11.7%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025	BRL	10,700	3,526
Denmark Government Bond
0.100% due 11/15/2023 (c)	DKK	15,053	2,515
France Government Bond
0.250% due 07/25/2018 (c)	EUR	22,899	28,223
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	62,048	4,741
4.000% due 11/08/2046 (c)		33,265	2,586
New Zealand Government Bond
2.000% due 09/20/2025	NZD	8,350	6,507
3.000% due 09/20/2030		1,430	1,233
Province of Ontario
3.450% due 06/02/2045	CAD	4,300	3,831

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	5,850	$7,274
Slovenia Government International Bond
5.250% due 02/18/2024		$1,800	1,987
5.850% due 05/10/2023		2,400	2,726
Spain Government International Bond
3.800% due 04/30/2024	EUR	27,700	40,126
4.400% due 10/31/2023		11,400	17,074
5.400% due 01/31/2023		7,900	12,511

Total Sovereign Issues (Cost $137,103)			134,860

		SHARES
COMMON STOCKS 1.6%

CONSUMER DISCRETIONARY 0.0%
SFX Entertainment, Inc. (a)		12,011	54

FINANCIALS 1.6%
Barclays PLC		1,378,593	5,232
BNP Paribas S.A.		77,706	4,632
Intesa Sanpaolo SpA		1,655,705	4,852
Societe Generale S.A.		96,021	4,066

			18,782

Total Common Stocks (Cost $21,456)			18,836

EXCHANGE-TRADED FUNDS 6.2%
iShares China Large Cap Index ETF		348,000	14,484
iShares MSCI EAFE ETF		328,537	19,988
iShares MSCI Emerging Markets ETF		255,936	10,056
Vanguard FTSE Emerging Markets ETF		656,267	26,264

Total Exchange-Traded Funds (Cost $71,065)			70,792

SHORT-TERM INSTRUMENTS 7.1%

REPURCHASE AGREEMENTS (f) 2.0%
			22,563

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.7%
Fannie Mae
0.086% due 01/12/2015		$400	400
0.107% due 03/16/2015		800	800
Federal Home Loan Bank
0.066% due 03/25/2015		2,300	2,299
0.081% due 03/18/2015		100	100
0.091% due 03/09/2015 - 03/13/2015		800	800
0.101% due 01/26/2015		100	100
0.119% due 05/19/2015		200	200
Freddie Mac
0.071% due 04/09/2015 - 04/10/2015		500	500
0.076% due 05/05/2015		1,000	1,000
0.088% due 03/09/2015		100	100
0.132% due 06/09/2015		1,800	1,799

			8,098

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GREECE TREASURY BILLS 3.0%
2.067% due 01/09/2015 - 02/06/2015 (b)	EUR	28,500	$34,455

MEXICO TREASURY BILLS 1.0%
3.042% due 01/08/2015	MXN	170,000	11,517

U.S. TREASURY BILLS 0.4%
0.056% due 01/22/2015 - 05/28/2015 (b)(g)(j)(l)†		$4,261	4,261

Total Short-Term Instruments (Cost $86,514)			80,894

Total Investments in Securities (Cost $840,828)			832,405

		SHARES
INVESTMENTS IN AFFILIATES 52.0%

MUTUAL FUNDS (e) 48.1%
PIMCO Emerging Markets Corporate Bond Fund		2,402,487	25,466
PIMCO EqS Pathfinder Fund®		3,863,220	35,735

	SHARES	MARKET VALUE (000S)
PIMCO EqS® Emerging Markets Fund	2,177,449	$18,552
PIMCO Income Fund	16,598,859	204,664
PIMCO Mortgage Opportunities Fund	3,197,017	35,423
PIMCO StocksPLUS® Fund	13,291,583	125,074
PIMCO TRENDS Managed Futures Strategy Fund	5,691,916	62,155
PIMCO Unconstrained Bond Fund	4,143,098	46,320

Total Mutual Funds (Cost $560,889)		553,389

EXCHANGE-TRADED FUNDS 2.3%
PIMCO Diversified Income Active Exchange-Traded Fund	285,800	13,998
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	284,100	13,015

Total Exchange-Traded Funds (Cost $27,963)		27,013

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.6%
PIMCO Short-Term Floating NAV Portfolio	1,427	$14
PIMCO Short-Term Floating NAV Portfolio III	1,865,378	18,490

Total Short-Term Instruments (Cost $18,534)		18,504

Total Investments in Affiliates (Cost $607,386)		598,906

Total Investments 124.5% (Cost $1,448,214)		$1,431,311

Financial Derivative Instruments (h)(k) 0.2% (Cost or Premiums, net $11,678)		2,023

Other Assets and Liabilities, net (24.7%)		(283,538)

Net Assets 100.0%		$1,149,796

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio II, Ltd., which is a 100% owned subsidiary of the Portfolio.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.150% †	12/31/2014	01/02/2015	$1,800	U.S. Treasury Notes 2.250% due 03/31/2021	$(1,837)	$1,800	$1,800
BPG	0.130%	12/31/2014	01/02/2015	2,000	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	(2,048)	2,000	2,000
DEU	0.100% †	12/31/2014	01/02/2015	6,300	U.S. Treasury Bonds 3.125% due 02/15/2043	(4,592)	6,300	6,300
					U.S. Treasury Bonds 3.125% due 02/15/2043	(1,837)
FOB	0.150% †	12/31/2014	01/02/2015	2,600	U.S. Treasury Notes 0.375% - 2.375% due 02/28/2015 - 03/15/2016	(2,655)	2,600	2,600
JPS	0.140% †	12/31/2014	01/02/2015	5,600	U.S. Treasury Notes 1.875% due 06/30/2015	(2,047)	5,600	5,600
					U.S. Treasury Notes 1.875% due 06/30/2015	(3,683)
MSC	0.150% †	12/31/2014	01/02/2015	1,800	U.S. Treasury Bonds 3.750% due 11/15/2043	(1,839)	1,800	1,800
SAL	0.140% †	12/31/2014	01/02/2015	1,800	U.S. Treasury Notes 2.500% due 05/15/2024	(1,844)	1,800	1,800
SSB	0.000%	12/31/2014	01/02/2015	663	Fannie Mae 2.200% due 10/17/2022	(679)	663	663

Total Repurchase Agreements						$(23,061)	$22,563	$22,563

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
IND	0.280%	12/22/2014	01/22/2015	$(63,702)	$(63,707)

Total Reverse Repurchase Agreements					$(63,707)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)			Payable for Sale-Buyback Transactions (3)
BCY	0.350%	12/12/2014	01/12/2015	$		(23,556)	$(23,576)
	0.400%	12/16/2014	01/16/2015			(8,834)	(8,844)
	0.400%	12/31/2014	01/07/2015			(18,315)	(18,322)
BPG	0.220%	01/02/2015	01/05/2015			(1,536)	(1,537)
BPS	0.190%	11/10/2014	02/05/2015		EUR	(16,430)	(19,949)
GSC	0.320%	12/31/2014	01/07/2015	$		(62,461)	(62,483)

Total Sale-Buyback Transactions							$(134,711)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2014 was $130,244 at a weighted average interest rate of 0.108%.
(3)	Payable for sale-buyback transactions includes $103 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	01/01/2045	$84,000	$(87,181)	$(87,528)
Fannie Mae	3.500%	02/01/2045	103,000	(106,762)	(107,045)
Fannie Mae	4.000%	01/01/2045	5,000	(5,316)	(5,315)

				$(199,259)	$(199,888)

Total Short Sales				$(199,259)	$(199,888)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(g)	Securities with an aggregate market value of $199,279 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO Global Multi-Asset Managed Allocation Portfolio
Global/Master Repurchase Agreement
BPG	$2,000	$0	$0	$0	$2,000	$(2,048)	$(48)
DEU	4,500	0	0	0	4,500	(4,592)	(92)
IND	0	(63,707)	0	0	(63,707)	63,575	(132)
JPS	2,000	0	0	0	2,000	(2,047)	(47)
SSB	663	0	0	0	663	(679)	(16)

Master Securities Forward Transaction Agreement
BCY	0	0	(50,742)	0	(50,742)	50,513	(229)
BPG	0	0	(1,537)	0	(1,537)	1,531	(6)
BPS	0	0	(19,949)	0	(19,949)	19,700	(249)
GSC	0	0	(62,483)	0	(62,483)	62,509	26

Prime Brokerage Agreement
FOB	0	0	0	0	0	5,531	5,531
MSC	0	0	0	0	0	16,572	16,572

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BCY	1,800	0	0	0	1,800	(1,837)	(37)
DEU	1,800	0	0	0	1,800	(1,837)	(37)
FOB	2,600	0	0	0	2,600	(2,655)	(55)
JPS	3,600	0	0	0	3,600	(3,683)	(83)
MSC	1,800	0	0	0	1,800	(1,839)	(39)
SAL	1,800	0	0	0	1,800	(1,844)	(44)

Total Borrowings and Other Financing Transactions	$22,563	$(63,707)	$(134,711)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$60.000	03/20/2015	5,824	$1,544	$867
Put - CBOE iShares MSCI Emerging Markets Index Fund	34.000	01/17/2015	18,983	3,228	40
Put - CBOE iShares MSCI Emerging Markets Index Fund	36.000	03/20/2015	5,675	1,220	312

				$5,992	$1,219

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,600.000	01/17/2015	642	$4,649	$33
Put - CBOE S&P 500 Index	1,650.000	03/20/2015	202	1,249	147
Call - EUREX EURO STOXX 50 Index	3,400.000	12/20/2019	775	2,762	2,738
Call - OSE Nikkei 225 Index	18,500.000	02/13/2015	163	322	248

				$8,982	$3,166

Total Purchased Options				$14,974	$4,385

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - COMEX Gold 100 oz. February Futures †	$1,250.000	01/27/2015	35	$(25)	$(12)
Call - COMEX Gold 100 oz. March Futures †	1,250.000	02/24/2015	7	(7)	(7)
Put - NYMEX Henry Hub Natural Gas April Futures †	3,000.000	03/26/2015	178	(153)	(560)
Call - NYMEX Henry Hub Natural Gas April Futures †	3,700.000	03/26/2015	178	(122)	(66)
Put - NYMEX Natural Gas Swap February Futures †	3,250.000	01/27/2015	6	(6)	(25)
Call - NYMEX WTI Crude February Futures	74.000	01/14/2015	203	(171)	(2)
Call - NYMEX WTI Crude March Futures †	67.000	02/17/2015	25	(26)	(10)
Call - NYMEX WTI-Brent Crude Spread March Futures †	6.000	02/11/2015	6	(5)	(13)
Put - NYMEX WTI-Brent Crude Spread March Futures †	14.000	02/11/2015	6	(5)	0

				$(520)	$(695)

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$55.000	03/20/2015	5,824	$(879)	$(298)
Put - CBOE iShares MSCI Emerging Markets Index Fund	30.000	01/17/2015	18,983	(1,656)	(13)
Put - CBOE iShares MSCI Emerging Markets Index Fund	39.000	01/17/2015	5,746	(307)	(296)
Put - CBOE iShares MSCI Emerging Markets Index Fund	31.000	03/20/2015	5,675	(556)	(73)

				$(3,398)	$(680)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares Russell 2000 Index	1,110.000	01/17/2015	95	$(68)	$(30)
Put - CBOE S&P 500 Index	1,425.000	01/17/2015	642	(2,294)	(7)
Put - CBOE S&P 500 Index	1,950.000	01/17/2015	113	(133)	(73)
Put - CBOE S&P 500 Index	1,450.000	03/20/2015	202	(586)	(50)
Put - EUREX EURO STOXX 50 Index	3,000.000	01/16/2015	594	(198)	(131)
Put - EUREX EURO STOXX 50 Index	3,100.000	01/16/2015	299	(118)	(141)
Put - EUREX EURO STOXX 50 Index	2,100.000	12/20/2019	775	(1,875)	(1,939)
Put - OSE Nikkei 225 Index	15,625.000	02/13/2015	163	(321)	(140)
Put - OSE Nikkei 225 Index	15,750.000	02/13/2015	78	(174)	(75)

				$(5,767)	$(2,586)

Total Written Options				$(9,685)	$(3,961)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	294	$73	$0	$(4)
90-Day Eurodollar December Futures	Short	12/2016	168	(12)	0	(6)
90-Day Eurodollar June Futures	Short	06/2015	402	(0)	0	(5)
90-Day Eurodollar June Futures	Short	06/2016	462	76	0	(12)
90-Day Eurodollar March Futures	Short	03/2016	911	204	0	(11)
90-Day Eurodollar September Futures	Short	09/2015	339	9	0	(4)
90-Day Eurodollar September Futures	Short	09/2016	462	62	0	(17)
DAX Index March Futures	Long	03/2015	68	50	0	(206)
E-mini S&P 500 Index March Futures	Long	03/2015	1,861	3,443	0	(2,261)
Euro STOXX 50 March Futures	Long	03/2015	171	127	0	(106)
Euro-Bund 10-Year Bond March Futures	Long	03/2015	43	107	3	0
FTSE 100 Index March Futures	Long	03/2015	228	555	100	(314)
FTSE China A50 Index January Futures	Long	01/2015	1,065	900	602	0
Gold 100 oz. February Futures †	Short	02/2015	83	(36)	135	0
Hang Seng China Enterprises Index January Futures	Long	01/2015	154	119	138	(238)
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	61	(111)	0	(14)
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	66	(106)	0	(15)
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	66	(57)	0	(13)
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	58	(78)	0	(16)
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	66	(88)	0	(18)
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	66	(108)	0	(15)
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	61	(105)	0	(14)
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	66	(95)	0	(17)
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	66	(119)	0	(15)
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	61	(82)	0	(13)
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	66	(104)	0	(15)
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	61	(100)	0	(14)
JPX Nikkei Index 400 March Futures	Long	03/2015	6,121	(377)	0	(1,150)
Natural Gas April Futures †	Long	03/2015	379	(3,446)	0	(622)
Natural Gas February Futures †	Short	01/2015	24	15	16	0
Natural Gas March Futures †	Short	02/2015	379	4,258	758	0
SGX CNX Nifty Index January Futures	Long	01/2015	1,049	78	78	0
U.S. Treasury 5-Year Note March Futures	Long	03/2015	50	1	8	0
U.S. Treasury 10-Year Note March Futures	Long	03/2015	564	(123)	123	0
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	178	(27)	50	0
U.S. Treasury Ultra Long-Term Bond March Futures	Long	03/2015	65	481	22	0
United Kingdom Long Gilt March Futures	Short	03/2015	343	(1,767)	0	(315)
WTI Crude February Futures †	Short	01/2015	64	666	54	0
WTI Crude March Futures †	Short	02/2015	163	915	135	0
WTI Crude October Futures †	Long	09/2015	51	(111)	0	(16)
WTI Crude September Futures †	Long	08/2015	176	(3,113)	0	(67)

Total Futures Contracts				$1,974	$2,222	$(5,533)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$	3,100	$197	$(10)	$3	$0
CDX.IG-23 5-Year Index	1.000%	12/20/2019		16,100	262	(18)	1	0
iTraxx Europe 22 5-Year Index	1.000%	12/20/2019	EUR	4,500	100	0	0	(7)

					$559	$(28)	$4	$(7)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
									Asset	Liability
Pay	3-Month CAD-Bank Bill	3.400%	06/20/2029		CAD	8,620	$760	$524	$47	$0
Receive	3-Month CAD-Bank Bill	3.500%	06/20/2044			9,020	(1,240)	(908)	0	(96)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021	$		59,500	(1,857)	(1,620)	0	(62)
Pay	3-Month USD-LIBOR	2.750%	06/19/2043			3,500	42	152	5	0
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		EUR	42,100	(6,788)	(6,873)	0	(166)
Receive	6-Month GBP-LIBOR	2.750%	03/18/2025		GBP	19,300	(2,437)	(657)	0	(149)
Receive	6-Month JPY-LIBOR	1.000%	03/20/2024		JPY	2,170,000	(921)	(419)	0	(12)
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		MXN	224,000	(6)	103	63	0

							$(12,447)	$(9,698)	$115	$(485)

Total Swap Agreements							$(11,888)	$(9,726)	$119	$(492)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(i)	Securities with an aggregate market value of $28,128 have been pledged as collateral as of December 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(j)	Securities with an aggregate market value of $25,889 and cash of $2,552 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO Global Multi-Asset Managed Allocation Portfolio (1)	$4,385	$1,171	$119	$5,675	$(3,268)	$(4,649)	$(492)	$(8,409)
PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary) (1)	0	1,051	0	1,051	(693)	(884)	0	(1,577)

Total Exchange-Traded or Centrally Cleared	$4,385	$2,222	$119	$6,726	$(3,961)	$(5,533)	$(492)	$(9,986)

(1)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2015		BRL	35,954	$		14,472	$946	$0
	01/2015		EUR	3,800			4,730	131	0
	01/2015		GBP	3,000			4,714	38	0
	01/2015		JPY	4,139,510			34,517	0	(42)
	01/2015	$		13,536		BRL	35,954	0	(10)
	01/2015			701		INR	43,508	0	(13)
	01/2015			10,599		NZD	13,636	35	0
	01/2015		ZAR	77,329	$		6,836	178	0
	02/2015		EUR	3,136			3,900	103	0
	02/2015		KRW	13,175,751			12,090	74	0
	02/2015		MXN	3,021			205	1	0
	02/2015		NZD	10,136			7,855	0	(30)
	02/2015		THB	78,363			2,399	20	0
	02/2015	$		1,046		EUR	850	0	(17)
	02/2015			6,312		HKD	48,963	2	0
	02/2015			34,525		JPY	4,139,510	43	0
	02/2015			6,962		SEK	51,477	0	(358)
	07/2015			6,740		BRL	18,639	0	(72)

BPS	01/2015		BRL	10,792	$		4,042	46	(64)
	01/2015		MXN	167,460			12,732	1,383	0
	01/2015	$		4,063		BRL	10,792	0	(3)
	01/2015			1,401		MXN	19,801	0	(60)
	02/2015		MXN	152,885	$		11,281	938	0
	06/2015		COP	2,762,803			1,200	50	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BRC	01/2015		CZK	32,190	$		1,475	$68	$0
	01/2015		RUB	185,843			3,514	450	0
	02/2015		MXN	95,943			7,025	534	0
	02/2015		TWD	419,934			13,815	535	0
	02/2015	$		6,310		BRL	16,321	0	(218)

CBK	01/2015			404		RUB	27,122	43	0
	01/2015			3,535		SGD	4,579	0	(80)
	02/2015		EUR	4,509	$		5,629	170	0
	02/2015		NOK	6,706			976	77	0
	02/2015		RUB	27,122			400	0	(54)
	02/2015	$		21,771		CHF	21,068	0	(567)
	02/2015			39,929		INR	2,511,552	0	(576)
	02/2015			136		MXN	1,851	0	(11)

DUB	01/2015		BRL	7,450	$		2,728	0	(75)
	01/2015		IDR	18,408,719			1,484	7	0
	01/2015	$		2,805		BRL	7,450	0	(2)
	02/2015		PHP	85,177	$		1,890	0	(11)
	09/2015	$		1,547		CNY	9,400	0	(52)

FBF	01/2015		BRL	33,990	$		14,258	1,471	0
	01/2015		HUF	52,212			215	15	0
	01/2015	$		12,797		BRL	33,990	0	(10)
	01/2015			47,060		JPY	5,568,910	0	(567)
	02/2015		HKD	3,922	$		505	0	(1)
	02/2015	$		1,200		DKK	7,176	0	(34)

GLM	01/2015		BRL	3,618	$		1,362	1	0
	01/2015		JPY	1,656,287			13,985	157	0
	01/2015		TRY	19,654			8,580	217	0
	01/2015	$		2,765		AUD	3,300	0	(72)
	01/2015			1,391		BRL	3,618	0	(30)
	01/2015			1,401		CAD	1,594	0	(29)
	01/2015			3,403		NOK	23,964	0	(188)
	01/2015			11,910		TRY	26,874	0	(475)
	02/2015		EUR	36,194	$		45,007	1,192	0
	02/2015	$		1,067		GBP	681	0	(5)
	02/2015			118		MXN	1,614	0	(9)
	07/2015		BRL	3,618	$		1,319	25	0

HUS	01/2015		CLP	1,719,439			2,951	121	0
	01/2015	$		17,276		AUD	20,197	0	(787)
	02/2015			4,254		BRL	10,935	0	(173)
	03/2015		CAD	4,012	$		3,458	10	0

JPM	01/2015		BRL	79,802			30,377	356	0
	01/2015		NZD	2,661			2,073	0	(3)
	01/2015		TRY	7,629			3,330	84	0
	01/2015	$		32,272		BRL	83,392	0	(903)
	01/2015			1,121		JPY	133,800	0	(4)
	01/2015			256		RUB	17,164	27	0
	02/2015		EUR	64,606	$		80,291	2,080	0
	02/2015		HKD	219,832			28,352	5	0
	02/2015		KRW	6,242,444			5,965	272	0
	02/2015		RUB	17,164			253	0	(35)
	02/2015	$		6,078		KRW	6,450,581	0	(195)
	02/2015			274		MXN	4,023	0	(2)
	02/2015			1,315		TWD	39,864	0	(54)
	04/2015		PEN	4,907	$		1,642	26	0
	07/2015		BRL	61,163			22,503	622	0

MSB	01/2015		AUD	20,197			16,538	49	0
	01/2015		BRL	12,942			4,872	4	0
	01/2015		JPY	313,800			2,698	78	0
	01/2015		TRY	7,167			3,161	112	0
	01/2015	$		4,871		BRL	12,942	0	(2)
	01/2015			449		RUB	31,311	68	0
	02/2015		BRL	12,942	$		4,830	0	(1)
	02/2015		MXN	110,403			7,808	339	0
	02/2015		RUB	31,311			442	0	(82)
	02/2015	$		16,502		AUD	20,197	0	(48)
	02/2015			43,689		GBP	27,958	0	(124)
	03/2015			23,186		CAD	26,545	0	(367)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
RBC	01/2015		NZD	7,475	$		5,822	$0	$(9)
	02/2015		MXN	165,967			11,735	507	0
	02/2015	$		682		EUR	553	0	(12)
	02/2015			18,398		MXN	246,391	0	(1,729)

SOG	01/2015		PLN	7,003	$		2,086	110	0
	02/2015	$		3,102		MXN	42,265	0	(243)
	02/2015			2,922		TWD	88,566	0	(121)

UAG	01/2015		IDR	10,961,733	$		885	6	0
	02/2015		CNY	11,620			1,881	0	(5)
	02/2015		GBP	2,263			3,548	22	0
	02/2015		MYR	14,363			4,360	278	0
	02/2015	$		1,901		JPY	228,100	4	0
	02/2015			108		MXN	1,595	0	0

Total Forward Foreign Currency Contracts								$14,130	$(8,634)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
BPS	Put - OTC EUR versus USD	$1.000	05/22/2015	EUR	25,000	$787	$14

DUB	Put - OTC EUR versus USD	1.000	05/22/2015		22,700	1,124	12

						$1,911	$26

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$78,100	$1,353	$525

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016	23,800	1,032	28

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015	32,800	8	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.426%	03/18/2015	5,600	24	14

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	53,400	2,114	850

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015	38,700	5	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	98,800	2,084	665
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	42,550	1,811	678
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017	14,400	2,016	1,804

							$10,447	$4,564

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
MYC	Call - OTC WTI Crude December Futures †	$150.000	11/17/2015	$	600	$38	$1

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
FBF	Call - OTC EURO STOXX 50 Index	3,275.000	12/20/2019	EUR	776	$2,612	$3,070
	Call - OTC EURO STOXX 50 Index	3,650.000	12/20/2019		5	1,806	1,449

						$4,418	$4,519

Total Purchased Options						$16,814	$9,110

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015	EUR	2,100	$(2)	$(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		2,100	(4)	(2)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	2,000	$(4)	$(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		2,000	(3)	0

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		3,400	(5)	(4)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		3,400	(8)	0

GST	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	01/21/2015	$	1,700	(2)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	2,100	(3)	(3)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		2,100	(6)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		1,000	(3)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		2,500	(6)	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		900	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		900	(2)	(1)

SOG	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		1,200	(2)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		1,200	(2)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		2,400	(3)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		2,400	(4)	(2)

							$(60)	$(21)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$5,660	$(135)	$(345)

JPM	Call - OTC USD versus INR	INR	65.000	03/10/2015	7,500	(88)	(59)

						$(223)	$(404)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Cap - OTC CPURNSA Index	TBD	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	$1,100	$(8)	$(2)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016	$90,900	$(1,138)	$(51)

GLM	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.926%	03/18/2015	5,600	(25)	(23)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	02/18/2015	35,500	(164)	(301)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	02/18/2015	35,500	(187)	(21)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017	60,500	(2,017)	(1,944)

							$(3,531)	$(2,340)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Call - OTC Brent Crude December Futures †	$160.000	11/10/2015	$	600	$(38)	$(2)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Put - OTC EURO STOXX 50 Index	2,200.000	12/20/2019	EUR	776	$(2,691)	$(2,267)
	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019		5	(1,779)	(1,741)

GST	Call - OTC SPGCENP Index †	0.306	02/09/2015	$	1,300,000	(34)	0
	Call - OTC SPGCENP Index †	0.578	03/05/2015		500,000	(30)	(2)
	Call - OTC SPGCICP Index †	0.268	02/09/2015		600,000	(21)	0
	Call - OTC SPGCICP Index †	0.420	03/05/2015		600,000	(26)	0

						$(4,581)	$(4,010)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC BNP Paribas Equity Index	$—	(1)	02/05/2015	$49,000	$(34)	$(34)

Total Written Options						$(8,475)	$(6,813)

(1)	Strike price determined when exercised based on predetermined terms.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in BRL		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Notional Amount in NZD		Premiums
Balance at Beginning of Period	0	$908,700	AUD	5,000	BRL	0	EUR	162,600	GBP	4,000	JPY	0	NZD	900	$(5,005)
Sales	92,613	3,748,804		133,452		199		332,871		57,570		100,000		55,800	(47,068)
Closing Buys	(38,844)	(128,775)		(73,552)		(198)		(45,975)		(6,370)		(42,654)		0	19,237
Expirations	(9,694)	(1,168,757)		(54,800)		(1)		(386,615)		(32,900)		(57,346)		(42,300)	14,091
Exercised	(4,242)	(66,412)		(10,100)		0		(30,400)		(22,300)		0		(14,400)	585

Balance at End of Period	39,833	$3,293,560	AUD	0	BRL	0	EUR	32,481	GBP	0	JPY	0	NZD	0	$(18,160)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Ricoh Co. Ltd.	(1.000%	)	09/20/2019	0.322%	JPY	120,000	$(46)	$13	$0	$(33)

BRC	New York Times Co.	(1.000%	)	03/20/2015	0.122%	$	2,000	115	(120)	0	(5)

JPM	Ricoh Co. Ltd.	(1.000%	)	09/20/2019	0.322%	JPY	150,000	(56)	15	0	(41)

								$13	$(92)	$0	$(79)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Mexico Government International Bond	1.000%	12/20/2018	0.820%	$ 16,400	$(60)	$178	$118	$0

BPS	Venezuela Government International Bond	5.000%	03/20/2015	53.460%	200	(2)	(17)	0	(19)

BRC	Italy Government International Bond	1.000%	12/20/2016	0.616%	4,000	(21)	53	32	0

CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.418%	7,200	(134)	258	124	0
	China Government International Bond	1.000%	12/20/2016	0.310%	3,200	(152)	196	44	0
	Indonesia Government International Bond	1.000%	12/20/2019	1.516%	4,200	(101)	0	0	(101)
	Russia Government International Bond	1.000%	03/20/2019	4.827%	500	(42)	(27)	0	(69)
	South Africa Government International Bond	1.000%	12/20/2019	1.831%	10,400	(395)	(5)	0	(400)

DUB	China Government International Bond	1.000%	12/20/2016	0.310%	1,300	(66)	84	18	0
	Indonesia Government International Bond	1.000%	12/20/2019	1.516%	6,200	(141)	(7)	0	(148)
	Italy Government International Bond	1.000%	12/20/2016	0.616%	4,000	(20)	52	32	0
	Spain Government International Bond	1.000%	12/20/2016	0.406%	4,000	(4)	52	48	0
	Venezuela Government International Bond	5.000%	03/20/2015	53.460%	759	2	(75)	0	(73)

FBF	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.246%	200	3	2	5	0
	China Government International Bond	1.000%	12/20/2016	0.310%	800	(38)	49	11	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%	6,200	(21)	66	45	0

GST	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.246%	200	(7)	12	5	0
	Brazil Government International Bond	1.000%	12/20/2015	0.918%	3,900	(11)	16	5	0
	Brazil Government International Bond	1.000%	09/20/2019	1.862%	3,700	(39)	(101)	0	(140)
	Russia Government International Bond	1.000%	09/20/2019	4.793%	500	(27)	(48)	0	(75)

HUS	Russia Government International Bond	1.000%	03/20/2019	4.827%	400	(33)	(23)	0	(56)

JPM	Brazil Government International Bond	1.000%	09/20/2019	1.862%	1,900	(22)	(50)	0	(72)
	Russia Government International Bond	1.000%	09/20/2019	4.793%	200	(11)	(19)	0	(30)

MYC	Spain Government International Bond	1.000%	12/20/2016	0.406%	5,400	(2)	67	65	0

RYL	China Government International Bond	1.000%	12/20/2016	0.310%	3,400	(158)	205	47	0

						$(1,502)	$918	$599	$(1,183)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/10/2019	EUR	8,600	$5	$(97)	$0	$(92)

BPS	Pay	1-Month GBP-UKRPI	3.125%	12/15/2024	GBP	800	0	10	10	0
	Pay	1-Month GBP-UKRPI	3.170%	12/15/2024		5,500	(1)	116	115	0
	Pay	3-Month USD-CPURNSA Index	1.560%	11/05/2016	$	17,100	0	(285)	0	(285)

CBK	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	35,300	(16)	312	296	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		600	(20)	59	39	0

DUB	Receive	3-Month USD-CPURNSA Index	0.070%	12/22/2015	$	11,100	0	(20)	0	(20)
	Pay	3-Month USD-CPURNSA Index	1.485%	11/19/2016		6,700	0	(101)	0	(101)
	Pay	3-Month USD-CPURNSA Index	1.480%	11/20/2016		11,100	0	(165)	0	(165)
	Pay	3-Month USD-CPURNSA Index	1.473%	11/21/2016		9,500	0	(140)	0	(140)
	Pay	28-Day MXN-TIIE	5.840%	09/14/2021	MXN	793,000	(244)	586	342	0

FBF	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	5,800	(171)	541	370	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		100	0	9	9	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	9,200	(5)	(24)	0	(29)

GLM	Pay	1-Year BRL-CDI	11.470%	01/02/2017		32,400	14	(109)	0	(95)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		47,800	(31)	(121)	0	(152)
	Pay	3-Month EUR-EXT-CPI Index	0.800%	12/10/2019	EUR	32,100	67	(510)	0	(443)

HUS	Receive	1-Year BRL-CDI	11.500%	01/04/2021	BRL	7,300	(7)	49	42	0

MYC	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	1,400	(39)	128	89	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		300	0	28	28	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	33,900	(17)	(91)	0	(108)
	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019	EUR	5,900	3	(120)	0	(117)

UAG	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019		32,400	4	(647)	0	(643)
	Pay	28-Day MXN-TIIE	5.630%	10/11/2021	MXN	10,000	(3)	(2)	0	(5)

							$(461)	$(594)	$1,340	$(2,395)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	KOSPI 200 Index	129,000,000	3-Month USD-LIBOR plus a specified spread	03/13/2015	KRW	32,511,225	$(951)	$0	$(951)
	Receive	TWSE Index	23,400	3-Month USD-LIBOR plus a specified spread	01/21/2015	TWD	211,450	179	179	0

FBF	Pay	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	$	31,471	(86)	0	(86)

JPM	Receive	SX7E Index	96,800	1-Month EUR-EURIBOR plus a specified spread	09/25/2015	EUR	13,966	(1,149)	0	(1,149)

								$(2,007)	$179	$(2,186)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	Receive	Covidien PLC	51,322	1-Month USD-LIBOR plus a specified spread	09/14/2015	$ 5,134	$114	$114	$0
	Pay	Medtronic, Inc.	49,122	1-Month USD-LIBOR less a specified spread	09/14/2015	3,536	(10)	0	(10)

							$104	$114	$(10)

(6)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	S&P 500 Index	2.356%	01/09/2015	$	3,909	$0	$(34)	$0	$(34)

GST	Pay	S&P 500 Index	7.156%	12/18/2015		15,424	0	744	744	0

JPM	Pay	S&P 500 Index	2.690%	01/22/2015		1,524	0	2	2	0

SOG	Pay	S&P 500 Index	1.960%	01/08/2015		8,571	0	(93)	0	(93)
	Pay	S&P 500 Index	3.861%	01/12/2015		57,506	0	524	524	0

UAG	Pay	S&P 500 Index	2.059%	01/02/2015		6,969	0	(21)	0	(21)
	Pay	S&P 500 Index	2.220%	01/02/2015		8,054	0	(11)	0	(11)

							$0	$1,111	$1,270	$(159)

Total Swap Agreements							$(1,950)	$(560)	$3,502	$(6,012)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(l)	Securities with an aggregate market value of $4,555 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
PIMCO Global Multi-Asset Managed Allocation Portfolio
BOA	$1,571	$525	$297	$2,393	$(542)	$(4)	$(1,110)	$(1,656)	$737	$(900)	$(163)
BPS	2,417	14	125	2,556	(127)	(36)	(304)	(467)	2,089	(2,150)	(61)
BRC	1,587	0	32	1,619	(218)	0	(5)	(223)	1,396	(1,036)	360
CBK	290	28	503	821	(1,288)	(55)	(570)	(1,913)	(1,092)	1,166	74
DUB	7	12	440	459	(140)	(345)	(647)	(1,132)	(673)	762	89
FBF	1,486	4,519	440	6,445	(612)	(4,008)	(115)	(4,735)	1,711	(1,951)	(241)
GLM	1,592	14	0	1,606	(808)	(23)	(690)	(1,521)	85	311	396
GST	0	0	868	868	0	(3)	(225)	(228)	640	0	640
HUS	131	0	42	173	(960)	0	(56)	(1,016)	(843)	816	(27)
JPM	3,472	850	2	4,323	(1,196)	(385)	(1,292)	(2,873)	1,449	(1,338)	111
MSB	650	0	0	649	(624)	0	0	(624)	23	0	23
MYC	0	3,147	182	3,329	0	(1,944)	(225)	(2,169)	1,160	(1,379)	(219)
RBC	507	0	0	507	(1,750)	0	0	(1,750)	(1,243)	1,141	(102)
RYL	0	0	47	47	0	0	0	0	47	(30)	17
SOG	110	0	524	634	(364)	(6)	(93)	(463)	171	(310)	(139)
UAG	310	0	0	309	(5)	0	(680)	(685)	(375)	361	(14)

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
GST	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
MYC	0	1	0	1	0	(2)	0	(2)	(1)	0	(1)

Total Over the Counter	$14,130	$9,110	$3,502	$26,742	$(8,634)	$(6,813)	$(6,012)	$(21,459)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$4,385	$0	$0	$4,385
Futures	1,098	0	918	0	206	2,222
Swap Agreements	0	4	0	0	115	119

	$1,098	$4	$5,303	$0	$321	$6,726

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,130	$0	$14,130
Purchased Options	1	0	4,519	26	4,564	9,110
Swap Agreements	0	599	1,563	0	1,340	3,502

	$1	$599	$6,082	$14,156	$5,904	$26,742

	$1,099	$603	$11,385	$14,156	$6,225	$33,468

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$695	$0	$3,266	$0	$0	$3,961
Futures	884	0	4,275	0	374	5,533
Swap Agreements	0	7	0	0	485	492

	$1,579	$7	$7,541	$0	$859	$9,986

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,634	$0	$8,634
Written Options	2	21	4,044	404	2,342	6,813
Swap Agreements	0	1,262	2,269	0	2,481	6,012

	$2	$1,283	$6,313	$9,038	$4,823	$21,459

	$1,581	$1,290	$13,854	$9,038	$5,682	$31,445

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(690)	$0	$5,376	$0	$(39)	$4,647
Written Options	(2,004)	0	8,931	0	0	6,927
Futures	3,731	0	25,311	0	(3,186)	25,856
Swap Agreements	0	(455)	0	0	(13,191)	(13,646)

	$1,037	$(455)	$39,618	$0	$(16,416)	$23,784

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(282)	$0	$(282)
Purchased Options	0	0	(278)	(720)	(5,737)	(6,735)
Written Options	(7)	515	2,483	2,268	4,180	9,439
Swap Agreements	(5,046)	(1,061)	(2,612)	0	1,240	(7,479)

	$(5,053)	$(546)	$(407)	$1,266	$(317)	$(5,057)

	$(4,016)	$(1,001)	$39,211	$1,266	$(16,733)	$18,727

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(10,964)	$0	$0	$(10,964)
Written Options	(174)	0	5,899	0	0	5,725
Futures	(4,016)	0	3,968	0	4,661	4,613
Swap Agreements	0	1,357	0	0	(11,371)	(10,014)

	$(4,190)	$1,357	$(1,097)	$0	$(6,710)	$(10,640)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$309	$0	$309
Purchased Options	0	0	102	200	(2,848)	(2,546)
Written Options	108	35	463	(358)	(1,378)	(1,130)
Swap Agreements	0	1,787	(1,630)	0	2,320	2,477

	$108	$1,822	$(1,065)	$151	$(1,906)	$(890)

	$(4,082)	$3,179	$(2,162)	$151	$(8,616)	$(11,530)

FAIR VALUE MEASUREMENTS

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$66,823	$0	$66,823
Industrials	0	6,348	0	6,348
U.S. Government Agencies	0	90,693	0	90,693
U.S. Treasury Obligations	0	359,570	0	359,570
Mortgage-Backed Securities	0	2,464	0	2,464
Asset-Backed Securities	0	1,125	0	1,125
Sovereign Issues	0	134,860	0	134,860
Common Stocks
Consumer Discretionary	54	0	0	54
Financials	18,782	0	0	18,782
Exchange-Traded Funds	70,792	0	0	70,792
Short-Term Instruments
Repurchase Agreements	0	22,563	0	22,563
Short-Term Notes	0	8,098	0	8,098
Greece Treasury Bills	0	34,455	0	34,455
Mexico Treasury Bills	0	11,517	0	11,517
U.S. Treasury Bills	0	4,261	0	4,261
	$89,628	$742,777	$0	$832,405

Investments in Affiliates, at Value
Mutual Funds	553,389	0	0	553,389
Exchange-Traded Funds	27,013	0	0	27,013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$18,504	$0	$0	$18,504
	$598,906	$0	$0	$598,906

Total Investments	$688,534	$742,777	$0	$1,431,311

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(199,888)	$0	$(199,888)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,222	4,504	0	6,726
Over the counter	0	26,742	0	26,742
	$2,222	$31,246	$0	$33,468

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(6,228)	(3,758)	0	(9,986)
Over the counter	0	(21,423)	(36)	(21,459)
	$(6,228)	$(25,181)	$(36)	$(31,445)

Totals	$684,528	$548,954	$(36)	$1,233,446

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25%

of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio II, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMAMA Subsidiary”), and the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The GMAMA Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The GMAMA Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the GMAMA Subsidiary. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as “Acquired Funds.” The Portfolio is classified as “non-diversified” for purposes of the Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the Act, the Portfolio may indirectly diversify its portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are, if any, translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it

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Notes to Financial Statements (Cont.)

follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value

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hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Consolidated Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation

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Notes to Financial Statements (Cont.)

adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate

(“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

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Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory

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Notes to Financial Statements (Cont.)

or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$14,678	$0	$(14,715)	$42	$(5)	$0	$314	$0
PIMCO Diversified Income Active Exchange-Traded Fund	0	14,332	0	0	(334)	13,998	708	0
PIMCO Emerging Local Bond Fund	58,944	650	(60,083)	(6,367)	6,856	0	782	0
PIMCO Emerging Markets Corporate Bond Fund	28,906	1,221	(3,000)	(52)	(1,609)	25,466	1,221	0
PIMCO EqS Pathfinder Fund®	83,465	46,139	(80,955)	13,202	(26,116)	35,735	1,711	6,826
PIMCO EqS® Dividend Fund	106,472	1,961	(110,815)	13,541	(11,159)	0	1,992	0
PIMCO EqS® Emerging Markets Fund	95,832	13,099	(88,600)	(2,907)	1,128	18,552	0	0
PIMCO EqS® Long/Short Fund	14,386	0	(13,278)	(1,730)	622	0	0	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	0	13,632	0	0	(617)	13,015	520	0
PIMCO Income Fund	226,248	13,384	(36,500)	(180)	1,712	204,664	13,042	407
PIMCO Investment Grade Corporate Bond Fund	41,367	905	(43,808)	(291)	1,827	0	984	0
PIMCO Mortgage Opportunities Fund	13,968	26,189	(5,000)	31	235	35,423	1,189	0
PIMCO RealEstateRealReturn Strategy Fund	3,413	0	(3,654)	(482)	723	0	0	0
PIMCO Short-Term Floating NAV Portfolio	225,684	146,948	(372,630)	(19)	31	14	48	0
PIMCO Short-Term Floating NAV Portfolio III	0	722,682	(704,000)	(162)	(30)	18,490	281	0
PIMCO StocksPLUS® Fund	22,678	181,741	(80,323)	6,216	(5,238)	125,074	1,117	18,724
PIMCO Total Return Fund	19,897	328	(20,673)	(50)	498	0	351	0
PIMCO TRENDS Managed Futures Strategy Fund	0	72,960	(16,600)	1,251	4,544	62,155	5,005	958
PIMCO Unconstrained Bond Fund	87,142	1,159	(43,000)	(1,352)	2,371	46,320	1,159	0
Totals	$1,043,080	$1,257,330	$(1,697,634)	$20,691	$(24,561)	$598,906	$30,424	$26,915

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive

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a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains

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Notes to Financial Statements (Cont.)

or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise for a Commodity Option will not include physical delivery of the underlying commodity but will rather settle the amount of the difference between the current market value of the underlying futures contract and the strike price directly into the Portfolio’s custody account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include

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physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in

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Notes to Financial Statements (Cont.)

the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap

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agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The net asset value of the Portfolio will fluctuate in response to changes in the respective net asset values of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

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Notes to Financial Statements (Cont.)

Market Risks  The Portfolio’s (or Acquired Fund’s) investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio (or Acquired Fund) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. The Portfolio (or Acquired Fund) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the Portfolio’s performance.

The Portfolio (or Acquired Fund) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s (or Acquired Fund’s) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolio (or Acquired Fund) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio (or Acquired Fund) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Acquired Fund) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Acquired Fund), or, in the case of hedging positions, that the Portfolio’s (or Acquired Fund’s) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Acquired Fund’s) investments in foreign currency denominated securities may reduce the Portfolio’s (or Acquired Fund) returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a

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particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Acquired Funds will be exposed to credit risk to parties with whom they trade and will also bear the risk of settlement default. The Acquired Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Acquired Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Acquired Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Acquired Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Acquired Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Acquired Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Acquired Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Acquired Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Acquired Funds. The Acquired Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Acquired Funds subsequently decreases, the Acquired Funds would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Acquired Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the

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Notes to Financial Statements (Cont.)

settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

The GMAMA Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMAMA Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMAMA Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the GMAMA Subsidiary, comprising the entire issued share capital of the GMAMA Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GMAMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMAMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMAMA Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the GMAMA Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	11/21/2008
Subscription Agreement	01/14/2009

Portfolio Net Assets	$1,149,796
Subsidiary % of Portfolio Net Assets	1.3%

Subsidiary Financial Statement Information
Total assets	$16,852
Total liabilities	1,584
Net assets	$15,268
Total income	21
Net investment income (loss)	(161)
Net realized gain (loss)	(10,091)
Net change in unrealized appreciation (depreciation)	8,556
Increase (decrease) in net assets resulting from operations	$(1,696)

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.90%.

(b) Supervisory and Administrative  Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2015, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the

ANNUAL REPORT	DECEMBER 31, 2014	41

Notes to Financial Statements (Cont.)

Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2014, the amount was $5,385,000.

The GMAMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMAMA Subsidiary’s portfolio pursuant to which the GMAMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMAMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMAMA Subsidiary is in place. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2014, the amount was $181,791.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$68,440	$52,780

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$4,241,083	$3,966,413	$1,127,958	$1,243,932

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	20	$249	166	$2,092
Administrative Class	909	10,639	2,406	29,507
Advisor Class	1,617	18,788	10,662	127,248
Issued as reinvestment of distributions
Institutional Class	5	53	5	57
Administrative Class	571	6,672	953	11,149
Advisor Class	1,984	23,275	3,639	42,793
Cost of shares redeemed
Institutional Class	(1)	(17)	(19)	(219)
Administrative Class	(6,851)	(79,073)	(5,434)	(63,804)
Advisor Class	(28,823)	(333,998)	(30,984)	(367,110)
Net increase (decrease) resulting from Portfolio share transactions	(30,569)	$(353,412)	(18,606)	$(218,287)

As of December 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 89% of the Portfolio. One shareholder is a related party and comprises 20% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is

ANNUAL REPORT	DECEMBER 31, 2014	43

Notes to Financial Statements (Cont.)

December 31, 2014

qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$—	$(35,095)	$(1,173)	$(11,867)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. Use of the capital loss carryforwards, post-October capital losses, late-year losses, late-year ordinary losses, and losses realized subsequent to fiscal year end, if any, could be subject to further limitations imposed by the Code related to share ownership activity.

As of December 31, 2014, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$11,867	$—

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,450,164	$14,069	$(32,922)	$(18,853)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Treasury Inflation-Protected securities, and sale/buyback transactions.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$—	$—	$30,000
12/31/2013	$39,508	$—	$14,491

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

44	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Global Multi-Asset Managed Allocation Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights (consolidated) for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Global Multi-Asset Managed Allocation Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

ANNUAL REPORT	DECEMBER 31, 2014	45

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MSC	Morgan Stanley & Co., Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	JPS	JPMorgan Securities, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound	PEN	Peruvian New Sol

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	EUREX	Eurex Exchange	NYMEX	New York Mercantile Exchange
COMEX	Commodity Exchange, Inc.	FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	EAFE	Europe, Australasia, and Far East Stock Index	SPGCENP	S&P GSCI Energy Official Close Index ER
CDX.IG	Credit Derivatives Index - Investment Grade	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	KOSPI	Korea Composite Stock Price Index	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	oz.	Ounce	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	TBD	To Be Determined

46	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

9.81%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

3.18%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2014	47

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	49

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

50	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	53

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	55

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT34AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO High Yield Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

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U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart

4	PIMCO VARIABLE INSURANCE TRUST

measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	91.3%
Short-Term Instruments‡	7.8%
Bank Loan Obligations	0.7%
Mortgage-Backed Securities	0.2%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	10 Years	Class Inception (04/30/1998)
PIMCO High Yield Portfolio Administrative Class	3.34%	8.12%	6.42%	5.99%
The BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	3.49%	8.71%	7.08%	6.43%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Administrative Class shares.

± The BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$986.20	$1,021.49
Expenses Paid During Period†	$3.83	$3.89
Net Annualized Expense Ratio	0.76%	0.76%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	An underweight to the energy sector added to returns as the sector underperformed the broader high yield bond market over the reporting period.

»	An overweight to the healthcare sector added to returns as the sector outperformed the broader high yield bond market over the reporting period.

»	An underweight to the metals and mining sector added to returns as the sector underperformed the broader high yield bond market over the reporting period.

»	An underweight to the banking sector for the majority of the reporting period detracted from returns as the sector outperformed the broader high yield bond market.

»	An underweight to the retail sector detracted from returns as the sector outperformed the broader high yield bond market.

»	Exposure to below B-rated issues detracted from returns as this quality cohort underperformed the broader high yield bond market.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO High Yield Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014		12/31/2013	12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year	$8.07		$8.06	$7.47	$7.75	$7.28
Net investment income (a)	0.41		0.42	0.43	0.51	0.54
Net realized/unrealized gain (loss)	(0.14)		0.03	0.61	(0.26)	0.48
Net increase from investment operations	0.27		0.45	1.04	0.25	1.02
Dividends from net investment income	(0.43)		(0.44)	(0.45)	(0.53)	(0.55)
Total distributions	(0.43)		(0.44)	(0.45)	(0.53)	(0.55)
Net asset value end of year	$7.91		$8.07	$8.06	$7.47	$7.75
Total return	3.34%		5.73%	14.30%	3.34%	14.46%
Net assets end of year (000s)	$1,135,929		$1,155,248	$1,010,351	$748,448	$664,342
Ratio of expenses to average net assets	0.75	%(b)	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75%		0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	5.05%		5.22%	5.53%	6.68%	7.14%
Portfolio turnover rate	37%		41%	43%	68%	64%

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Ratio of expenses to average net assets includes line of credit expenses

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$1,060,465
Investments in Affiliates	87,564
Financial Derivative Instruments
Exchange-traded or centrally cleared	54
Over the counter	508
Cash	1
Deposits with counterparty	1,270
Foreign currency, at value	531
Receivable for investments sold	251
Receivable for Portfolio shares sold	2,017
Interest and dividends receivable	17,271
Dividends receivable from Affiliates	539
Other assets	27
1,170,498

Liabilities:
Financial Derivative Instruments
Over the counter	$32
Payable for investments purchased	8,374
Payable for investments in Affiliates purchased	539
Deposits from counterparty	260
Payable for Portfolio shares redeemed	948
Accrued investment advisory fees	253
Accrued supervisory and administrative fees	355
Accrued distribution fees	4
Accrued servicing fees	149
Other liabilities	10
10,924

Net Assets	$1,159,574

Net Assets Consist of:
Paid in capital	$1,134,693
Undistributed net investment income	6,165
Accumulated undistributed net realized gain	18,071
Net unrealized appreciation	645
$1,159,574

Net Assets:
Institutional Class	$4,766
Administrative Class	1,135,929
Advisor Class	18,879

Shares Issued and Outstanding:
Institutional Class	603
Administrative Class	143,631
Advisor Class	2,387

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$7.91
Administrative Class	7.91
Advisor Class	7.91

Cost of Investments in Securities	$1,060,016
Cost of Investments in Affiliates	$88,021
Cost of Foreign Currency Held	$535

* Includes repurchase agreements of:	$229

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$70,184
Dividends	143
Dividends from Investments in Affiliates	748
Total Income	71,075

Expenses:
Investment advisory fees	3,061
Supervisory and administrative fees	4,286
Servicing fees - Administrative Class	1,767
Distribution and/or servicing fees - Advisor Class	104
Trustee fees	15
Interest expense	49
Total Expenses	9,282

Net Investment Income	61,793

Net Realized Gain (Loss):
Investments in securities	18,942
Investments in Affiliates	(77)
Exchange-traded or centrally cleared financial derivative instruments	4,200
Over the counter financial derivative instruments	3,806
Foreign currency	(65)
Net Realized Gain	26,806

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(46,005)
Investments in Affiliates	(440)
Exchange-traded or centrally cleared financial derivative instruments	(3,177)
Over the counter financial derivative instruments	(525)
Foreign currency assets and liabilities	(45)
Net Change in Unrealized (Depreciation)	(50,192)
Net (Loss)	(23,386)

Net Increase in Net Assets Resulting from Operations	$38,407

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$61,793	$58,254
Net realized gain	26,806	14,038
Net change in unrealized (depreciation)	(50,192)	(10,660)
Net increase in net assets resulting from operations	38,407	61,632

Distributions to Shareholders:
From net investment income
Institutional Class	(267)	(301)
Administrative Class	(62,360)	(57,829)
Advisor Class	(2,134)	(2,697)

Total Distributions	(64,761)	(60,827)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(21,932)	125,117

Total Increase (Decrease) in Net Assets	(48,286)	125,922

Net Assets:
Beginning of year	1,207,860	1,081,938
End of year*	$1,159,574	$1,207,860

* Including undistributed net investment income of:	$6,165	$2,793

**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.4%

BANK LOAN OBLIGATIONS 0.7%
Acadia Healthcare Co., Inc.
TBD% due 11/04/2015		$1,000	$996
Dollar Tree Stores, Inc.
TBD% due 08/06/2015		7,000	6,967
MPH Acquisition Holdings LLC
3.750% due 03/31/2021		682	664

Total Bank Loan Obligations (Cost $8,623)			8,627

CORPORATE BONDS & NOTES 90.4%

BANKING & FINANCE 11.6%
A-S Co-Issuer Subsidiary, Inc.
7.875% due 12/15/2020		1,000	1,025
AerCap Ireland Capital Ltd.
3.750% due 05/15/2019		1,500	1,487
4.500% due 05/15/2021		3,000	3,041
5.000% due 10/01/2021		1,000	1,038
Ally Financial, Inc.
3.500% due 07/18/2016		1,000	1,014
4.750% due 09/10/2018		1,000	1,038
5.125% due 09/30/2024		2,000	2,035
6.250% due 12/01/2017		2,500	2,706
7.500% due 09/15/2020		2,795	3,284
8.000% due 03/15/2020		1,607	1,900
8.000% due 11/01/2031		1,167	1,488
Bank of America Corp.
6.250% due 09/05/2024 (c)		1,250	1,242
Barclays Bank PLC
7.625% due 11/21/2022		1,000	1,095
Barclays PLC
8.000% due 12/15/2020 (c)	EUR	2,000	2,531
8.250% due 12/15/2018 (c)		$750	770
CBRE Services, Inc.
5.000% due 03/15/2023		2,000	2,054
CIT Group, Inc.
4.250% due 08/15/2017		2,000	2,045
5.000% due 08/15/2022		8,000	8,250
5.250% due 03/15/2018		2,500	2,612
5.500% due 02/15/2019		2,000	2,116
CNL Lifestyle Properties, Inc.
7.250% due 04/15/2019		1,500	1,541
Corrections Corp. of America
4.625% due 05/01/2023		2,500	2,419
Credit Agricole S.A.
6.625% due 09/23/2019 (c)		1,500	1,457
7.875% due 01/23/2024 (c)		5,500	5,613
Credit Suisse
6.500% due 08/08/2023		750	825
Credit Suisse Group AG
6.250% due 12/18/2024 (c)		3,500	3,377
7.500% due 12/11/2023 (c)		1,000	1,042
Crown Castle International Corp.
4.875% due 04/15/2022		1,500	1,518
5.250% due 01/15/2023		5,000	5,125
Denali Borrower LLC
5.625% due 10/15/2020		6,000	6,258
E*TRADE Financial Corp.
6.375% due 11/15/2019		2,000	2,130
General Motors Financial Co., Inc.
2.750% due 05/15/2016		250	255
3.250% due 05/15/2018		2,000	2,007
4.250% due 05/15/2023		3,000	3,067
Greystar Real Estate Partners LLC
8.250% due 12/01/2022		1,250	1,278

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hockey Merger Sub, Inc.
7.875% due 10/01/2021		$3,000	$2,992
International Lease Finance Corp.
5.875% due 08/15/2022		1,000	1,088
6.250% due 05/15/2019		2,000	2,190
8.750% due 03/15/2017		2,000	2,220
Intesa Sanpaolo SpA
5.017% due 06/26/2024		1,250	1,215
iStar Financial, Inc.
5.000% due 07/01/2019		1,500	1,462
Jefferies Finance LLC
6.875% due 04/15/2022		1,500	1,380
7.375% due 04/01/2020		2,000	1,870
LBG Capital PLC
7.625% due 10/14/2020	EUR	250	329
7.869% due 08/25/2020	GBP	600	951
8.000% due 06/15/2020 (c)		$200	214
9.125% due 07/15/2020	GBP	500	782
Lloyds Banking Group PLC
7.500% due 06/27/2024 (c)		$7,500	7,650
Navient Corp.
4.875% due 06/17/2019		2,000	2,011
5.000% due 06/15/2018		450	448
5.000% due 10/26/2020		1,000	984
5.875% due 10/25/2024		2,000	1,910
6.125% due 03/25/2024		3,500	3,447
8.000% due 03/25/2020		1,000	1,107
8.450% due 06/15/2018		2,000	2,235
OneMain Financial Holdings, Inc.
6.750% due 12/15/2019		500	511
7.250% due 12/15/2021		625	644
Provident Funding Associates LP
6.750% due 06/15/2021		500	488
Realogy Group LLC
4.500% due 04/15/2019		1,000	995
Regions Financial Corp.
7.375% due 12/10/2037		1,500	1,985
Royal Bank of Scotland Group PLC
5.125% due 05/28/2024		2,100	2,140
7.648% due 09/30/2031 (c)		1,000	1,170
Societe Generale S.A.
6.000% due 01/27/2020 (c)		1,500	1,369
7.875% due 12/18/2023 (c)		2,500	2,428
Sophia Holding Finance LP (9.625% Cash or 9.625% PIK)
9.625% due 12/01/2018 (a)		250	252
Springleaf Finance Corp.
6.900% due 12/15/2017		2,000	2,135
UniCredit SpA
8.000% due 06/03/2024 (c)		1,360	1,328
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	1,000	1,648

			134,261

INDUSTRIALS 69.8%
Accudyne Industries Borrower
7.750% due 12/15/2020		$3,000	2,850
Activision Blizzard, Inc.
5.625% due 09/15/2021		1,000	1,053
6.125% due 09/15/2023		3,000	3,240
ADT Corp.
3.500% due 07/15/2022		3,500	2,992
4.125% due 06/15/2023		2,500	2,269
4.875% due 07/15/2042		1,000	744
6.250% due 10/15/2021		2,000	2,060

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AECOM Technology Corp.
5.750% due 10/15/2022		$625	$641
5.875% due 10/15/2024		1,000	1,025
Aguila S.A.
7.875% due 01/31/2018		2,500	2,425
Air Medical Group Holdings, Inc.
9.250% due 11/01/2018		1,000	1,046
Albea Beauty Holdings S.A.
8.375% due 11/01/2019		1,000	1,055
Alcoa, Inc.
5.125% due 10/01/2024		1,500	1,593
Alere, Inc.
8.625% due 10/01/2018		1,500	1,556
Aleris International, Inc.
7.625% due 02/15/2018		2,000	2,022
7.875% due 11/01/2020		750	750
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		2,750	2,667
Allegion U.S. Holding Co., Inc.
5.750% due 10/01/2021		1,000	1,063
Alliance Data Systems Corp.
5.375% due 08/01/2022		750	743
6.375% due 04/01/2020		1,250	1,283
Allison Transmission, Inc.
7.125% due 05/15/2019		1,000	1,051
Alphabet Holding Co., Inc. (7.750% Cash or 8.500% PIK)
7.750% due 11/01/2017 (a)		1,500	1,275
Altice S.A.
7.750% due 05/15/2022		5,000	5,022
AMC Networks, Inc.
4.750% due 12/15/2022		2,000	1,950
7.750% due 07/15/2021		600	645
American Builders & Contractors Supply Co., Inc.
5.625% due 04/15/2021		2,000	2,015
Amsted Industries, Inc.
5.000% due 03/15/2022		2,000	1,972
5.375% due 09/15/2024		1,000	978
Anixter, Inc.
5.125% due 10/01/2021		500	503
Antero Resources Corp.
5.125% due 12/01/2022		2,000	1,895
Antero Resources Finance Corp.
5.375% due 11/01/2021		1,000	971
6.000% due 12/01/2020		1,000	1,003
Aramark Services, Inc.
5.750% due 03/15/2020		2,000	2,075
Arch Coal, Inc.
7.000% due 06/15/2019		500	153
7.250% due 06/15/2021		1,000	296
Arqiva Broadcast Finance PLC
9.500% due 03/31/2020	GBP	1,000	1,718
Ashland, Inc.
4.750% due 08/15/2022		$4,000	4,020
6.875% due 05/15/2043		1,250	1,338
Ashtead Capital, Inc.
6.500% due 07/15/2022		1,000	1,068
Associated Materials LLC
9.125% due 11/01/2017		1,500	1,245
Avaya, Inc.
7.000% due 04/01/2019		1,250	1,225
Axalta Coating Systems U.S. Holdings, Inc.
7.375% due 05/01/2021		1,000	1,065
Axiall Corp.
4.875% due 05/15/2023		1,000	948
B&G Foods, Inc.
4.625% due 06/01/2021		2,000	1,960

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ball Corp.
4.000% due 11/15/2023		$2,500	$2,425
Baytex Energy Corp.
5.125% due 06/01/2021		750	641
5.625% due 06/01/2024		750	640
BC ULC
6.000% due 04/01/2022		1,750	1,802
Belden, Inc.
5.250% due 07/15/2024		1,000	965
5.500% due 09/01/2022		2,000	1,995
Berry Plastics Corp.
9.750% due 01/15/2021		2,000	2,232
Beverage Packaging Holdings Luxembourg S.A.
5.625% due 12/15/2016		1,500	1,474
Big Heart Pet Brands
7.625% due 02/15/2019		2,769	2,727
Biomet, Inc.
6.500% due 08/01/2020		4,000	4,290
6.500% due 10/01/2020		5,000	5,287
BMC Software Finance, Inc.
8.125% due 07/15/2021		1,500	1,418
Boise Cascade Co.
6.375% due 11/01/2020		750	791
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (a)		1,000	855
Brakes Capital
7.125% due 12/15/2018	GBP	750	1,163
Bristow Group, Inc.
6.250% due 10/15/2022		$400	400
Building Materials Corp. of America
5.375% due 11/15/2024		4,000	4,010
6.750% due 05/01/2021		2,000	2,120
Bumble Bee Holdings, Inc.
9.000% due 12/15/2017		1,288	1,354
Cablevision Systems Corp.
5.875% due 09/15/2022		2,000	2,032
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020		1,000	765
Calcipar S.A.
6.875% due 05/01/2018		500	505
California Resources Corp.
5.500% due 09/15/2021		1,500	1,290
6.000% due 11/15/2024		4,000	3,400
Capella Healthcare, Inc.
9.250% due 07/01/2017		1,000	1,041
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (a)		3,000	3,036
Carlson Wagonlit BV
6.875% due 06/15/2019		750	788
Cascades, Inc.
5.500% due 07/15/2022		750	749
Case New Holland Industrial, Inc.
7.875% due 12/01/2017		1,250	1,381
Catamaran Corp.
4.750% due 03/15/2021		1,000	1,003
CBS Outdoor Americas Capital LLC
5.250% due 02/15/2022		500	505
5.625% due 02/15/2024		500	504
5.875% due 03/15/2025		1,000	1,010
CCO Holdings LLC
5.125% due 02/15/2023		3,000	2,944
5.250% due 09/30/2022		5,000	5,006
5.750% due 09/01/2023		2,750	2,795
6.625% due 01/31/2022		1,000	1,066
CCOH Safari LLC
5.500% due 12/01/2022		1,125	1,145
5.750% due 12/01/2024		3,000	3,041

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Celanese U.S. Holdings LLC
4.625% due 11/15/2022		$1,000	$995
Cequel Communications Holdings LLC
5.125% due 12/15/2021		3,000	2,925
6.375% due 09/15/2020		1,650	1,716
CeramTec Group GmbH
8.250% due 08/15/2021	EUR	1,000	1,307
CHC Helicopter S.A.
9.250% due 10/15/2020		$2,250	2,216
Chemtura Corp.
5.750% due 07/15/2021		1,500	1,470
Chesapeake Energy Corp.
4.875% due 04/15/2022		3,000	2,932
5.750% due 03/15/2023		5,000	5,175
Churchill Downs, Inc.
5.375% due 12/15/2021		500	503
Cimarex Energy Co.
4.375% due 06/01/2024		1,000	958
5.875% due 05/01/2022		500	523
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		3,500	3,610
7.625% due 03/15/2020		4,000	4,230
CNH Industrial Capital LLC
3.375% due 07/15/2019		500	480
3.625% due 04/15/2018		2,000	1,980
Coeur Mining, Inc.
7.875% due 02/01/2021		1,000	793
Columbus International, Inc.
7.375% due 03/30/2021		1,250	1,305
CommScope, Inc.
5.000% due 06/15/2021		1,000	990
5.500% due 06/15/2024		1,000	990
Community Health Systems, Inc.
5.125% due 08/01/2021		2,000	2,085
6.875% due 02/01/2022		3,000	3,193
7.125% due 07/15/2020		2,000	2,135
8.000% due 11/15/2019		2,000	2,140
Concho Resources, Inc.
5.500% due 04/01/2023		750	757
6.500% due 01/15/2022		1,750	1,837
CONSOL Energy, Inc.
5.875% due 04/15/2022		1,000	935
Constellation Brands, Inc.
4.250% due 05/01/2023		2,000	1,990
4.750% due 11/15/2024		500	508
6.000% due 05/01/2022		1,000	1,110
Constellium NV
5.750% due 05/15/2024		500	438
Continental Airlines Pass-Through Trust
7.373% due 06/15/2017		80	84
ConvaTec Finance International S.A. (8.250% Cash or 9.000% PIK)
8.250% due 01/15/2019 (a)		3,000	3,047
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		3,000	3,169
Cott Beverages, Inc.
5.375% due 07/01/2022		1,000	920
Crimson Merger Sub, Inc.
6.625% due 05/15/2022		10,000	9,000
Crown Americas LLC
4.500% due 01/15/2023		3,000	2,925
CSC Holdings LLC
5.250% due 06/01/2024		1,500	1,511
7.625% due 07/15/2018		1,000	1,128
7.875% due 02/15/2018		1,000	1,126
8.625% due 02/15/2019		1,000	1,166

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CST Brands, Inc.
5.000% due 05/01/2023	$1,250	$1,269
Darling Ingredients, Inc.
5.375% due 01/15/2022	3,000	2,966
DaVita HealthCare Partners, Inc.
5.125% due 07/15/2024	4,000	4,087
5.750% due 08/15/2022	3,000	3,191
Denbury Resources, Inc.
4.625% due 07/15/2023	1,000	873
5.500% due 05/01/2022	1,000	920
Digicel Group Ltd.
7.125% due 04/01/2022	2,000	1,865
8.250% due 09/30/2020	1,000	975
Digicel Ltd.
6.000% due 04/15/2021	1,000	938
DISH DBS Corp.
5.000% due 03/15/2023	5,000	4,850
5.875% due 07/15/2022	5,000	5,137
5.875% due 11/15/2024	1,875	1,889
6.750% due 06/01/2021	1,000	1,078
7.875% due 09/01/2019	750	853
DJO Finance LLC
7.750% due 04/15/2018	3,500	3,412
9.750% due 10/15/2017	500	503
Dresser-Rand Group, Inc.
6.500% due 05/01/2021	750	810
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	1,250	1,130
Eagle Spinco, Inc.
4.625% due 02/15/2021	3,500	3,329
Endo Finance LLC
5.750% due 01/15/2022	3,500	3,509
Endo Finance LLC & Endo Finco, Inc.
5.375% due 01/15/2023	2,000	1,965
7.000% due 12/15/2020	1,500	1,581
EnPro Industries, Inc.
5.875% due 09/15/2022	1,125	1,140
Envision Healthcare Corp.
5.125% due 07/01/2022	2,000	1,990
Era Group, Inc.
7.750% due 12/15/2022	750	776
First Data Corp.
6.750% due 11/01/2020	2,275	2,434
8.250% due 01/15/2021	4,000	4,300
12.625% due 01/15/2021	3,000	3,570
First Quality Finance Co., Inc.
4.625% due 05/15/2021	2,500	2,300
First Quantum Minerals Ltd.
6.750% due 02/15/2020	1,140	1,037
7.000% due 02/15/2021	2,500	2,262
7.250% due 05/15/2022	1,000	903
Florida East Coast Holdings Corp.
6.750% due 05/01/2019	500	496
FMG Resources Pty. Ltd.
6.875% due 04/01/2022	2,000	1,672
8.250% due 11/01/2019	2,000	1,827
Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020	750	758
4.750% due 10/15/2024	1,250	1,269
5.625% due 07/31/2019	1,000	1,073
5.875% due 01/31/2022	1,250	1,363
FTS International, Inc.
6.250% due 05/01/2022	875	652
Gannett Co., Inc.
4.875% due 09/15/2021	500	498
5.500% due 09/15/2024	1,000	1,005

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gardner Denver, Inc.
6.875% due 08/15/2021	$9,000	$8,685
Gates Global LLC
6.000% due 07/15/2022	4,000	3,851
General Cable Corp.
5.750% due 10/01/2022	1,250	919
General Motors Co.
5.000% due 04/01/2035	625	653
5.200% due 04/01/2045	625	661
Geo Group, Inc.
5.125% due 04/01/2023	1,000	988
Getty Images, Inc.
7.000% due 10/15/2020	3,000	2,370
GLP Capital LP
5.375% due 11/01/2023	1,500	1,560
Graphic Packaging International, Inc.
4.875% due 11/15/2022	500	504
Griffon Corp.
5.250% due 03/01/2022	3,000	2,842
Grifols Worldwide Operations Ltd.
5.250% due 04/01/2022	1,250	1,282
Gulfport Energy Corp.
7.750% due 11/01/2020	1,500	1,474
H&E Equipment Services, Inc.
7.000% due 09/01/2022	750	775
HCA Holdings, Inc.
6.250% due 02/15/2021	4,000	4,270
7.750% due 05/15/2021	1,500	1,607
HCA, Inc.
4.750% due 05/01/2023	5,000	5,100
5.000% due 03/15/2024	2,500	2,575
5.875% due 05/01/2023	1,750	1,848
7.190% due 11/15/2015	180	188
7.500% due 02/15/2022	4,000	4,580
8.000% due 10/01/2018	2,000	2,295
HD Supply, Inc.
5.250% due 12/15/2021	1,500	1,530
7.500% due 07/15/2020	5,500	5,789
11.000% due 04/15/2020	2,000	2,290
11.500% due 07/15/2020	1,250	1,438
Hearthside Group Holdings LLC
6.500% due 05/01/2022	2,000	1,960
Hertz Corp.
5.875% due 10/15/2020	500	506
6.250% due 10/15/2022	500	508
6.750% due 04/15/2019	2,000	2,070
7.375% due 01/15/2021	1,500	1,582
Hexion U.S. Finance Corp.
6.625% due 04/15/2020	1,500	1,477
8.875% due 02/01/2018	1,000	893
Hiland Partners LP
5.500% due 05/15/2022	1,250	1,103
7.250% due 10/01/2020	500	478
Hilton Worldwide Finance LLC
5.625% due 10/15/2021	3,500	3,675
HJ Heinz Co.
4.250% due 10/15/2020	4,000	4,050
HJ Heinz Finance Co.
7.125% due 08/01/2039	1,500	1,624
Hologic, Inc.
6.250% due 08/01/2020	2,000	2,090
Hospira, Inc.
5.800% due 08/12/2023	1,000	1,121
Hughes Satellite Systems Corp.
6.500% due 06/15/2019	500	539
7.625% due 06/15/2021	1,000	1,105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Huntington Ingalls Industries, Inc.
5.000% due 12/15/2021	$750	$764
Huntsman International LLC
4.875% due 11/15/2020	2,000	1,995
5.125% due 11/15/2022	1,500	1,481
8.625% due 03/15/2021	2,000	2,155
Igloo Holdings Corp. (8.250% Cash or 9.000% PIK)
8.250% due 12/15/2017 (a)	600	607
iHeartCommunications, Inc.
9.000% due 03/01/2021	2,500	2,459
IHS, Inc.
5.000% due 11/01/2022	625	622
Immucor, Inc.
11.125% due 08/15/2019	1,000	1,085
IMS Health, Inc.
6.000% due 11/01/2020	2,000	2,065
Ineos Finance PLC
7.500% due 05/01/2020	2,000	2,107
INEOS Group Holdings S.A.
6.125% due 08/15/2018	1,500	1,447
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023	4,000	3,991
6.625% due 12/15/2022	2,500	2,581
7.250% due 10/15/2020	2,000	2,117
7.500% due 04/01/2021	3,500	3,758
Intelsat Luxembourg S.A.
7.750% due 06/01/2021	1,500	1,509
8.125% due 06/01/2023	2,000	2,050
Interactive Data Corp.
5.875% due 04/15/2019	2,250	2,244
Jaguar Holding Co.
9.500% due 12/01/2019	1,000	1,076
Jaguar Holding Co. (9.375% Cash or 10.125% PIK)
9.375% due 10/15/2017 (a)	2,000	2,049
Jaguar Land Rover Automotive PLC
8.125% due 05/15/2021	2,000	2,200
Jarden Corp.
7.500% due 05/01/2017	1,500	1,650
JMC Steel Group, Inc.
8.250% due 03/15/2018	2,000	1,907
Kinder Morgan, Inc.
7.000% due 02/01/2018	500	553
Kindred Healthcare, Inc.
6.375% due 04/15/2022	2,500	2,394
Kinetic Concepts, Inc.
10.500% due 11/01/2018	3,500	3,815
12.500% due 11/01/2019	1,500	1,665
KLX, Inc.
5.875% due 12/01/2022	1,500	1,519
Kodiak Oil & Gas Corp.
5.500% due 01/15/2021	500	504
L Brands, Inc.
5.625% due 02/15/2022	1,250	1,350
Lamar Media Corp.
5.000% due 05/01/2023	1,000	995
5.875% due 02/01/2022	500	521
Land O’ Lakes, Inc.
6.000% due 11/15/2022	1,000	1,075
Laredo Petroleum, Inc.
7.375% due 05/01/2022	1,000	940
9.500% due 02/15/2019	1,500	1,500
LifePoint Hospitals, Inc.
5.500% due 12/01/2021	2,000	2,055
LIN Television Corp.
5.875% due 11/15/2022	750	744
Live Nation Entertainment, Inc.
7.000% due 09/01/2020	1,000	1,060

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LKQ Corp.
4.750% due 05/15/2023	$1,500	$1,447
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023	4,000	3,850
5.750% due 08/01/2022	3,000	3,086
Manitowoc Co., Inc.
5.875% due 10/15/2022	1,250	1,275
8.500% due 11/01/2020	2,000	2,170
Masonite International Corp.
8.250% due 04/15/2021	2,500	2,681
MCE Finance Ltd.
5.000% due 02/15/2021	2,000	1,880
MGM Resorts International
6.000% due 03/15/2023	2,000	2,020
6.625% due 12/15/2021	5,000	5,275
6.750% due 10/01/2020	3,000	3,157
7.625% due 01/15/2017	2,000	2,160
7.750% due 03/15/2022	2,000	2,220
8.625% due 02/01/2019	1,500	1,708
MHGE Parent LLC
8.500% due 08/01/2019	1,500	1,468
MPH Acquisition Holdings LLC
6.625% due 04/01/2022	3,500	3,587
MSCI, Inc.
5.250% due 11/15/2024	500	519
Multi-Color Corp.
6.125% due 12/01/2022	1,000	1,003
Murphy Oil USA, Inc.
6.000% due 08/15/2023	1,250	1,313
NBTY, Inc.
9.000% due 10/01/2018	1,500	1,522
NCL Corp. Ltd.
5.250% due 11/15/2019	1,000	1,013
NCR Corp.
4.625% due 02/15/2021	1,500	1,462
5.000% due 07/15/2022	2,000	1,960
5.875% due 12/15/2021	500	516
6.375% due 12/15/2023	500	523
NCSG Crane & Heavy Haul Services
9.500% due 08/15/2019	1,000	860
NeuStar, Inc.
4.500% due 01/15/2023	400	351
Newfield Exploration Co.
6.875% due 02/01/2020	1,050	1,071
Nexteer Automotive Group Ltd.
5.875% due 11/15/2021	750	754
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021	2,000	2,050
Nielsen Finance LLC
4.500% due 10/01/2020	1,500	1,515
5.000% due 04/15/2022	1,000	1,010
NOVA Chemicals Corp.
5.000% due 05/01/2025	500	498
Novelis, Inc.
8.750% due 12/15/2020	3,500	3,727
Numericable SFR
4.875% due 05/15/2019	1,000	995
6.000% due 05/15/2022	4,000	4,027
6.250% due 05/15/2024	4,000	4,035
NXP BV
5.750% due 03/15/2023	3,000	3,165
Oasis Petroleum, Inc.
6.500% due 11/01/2021	1,000	915
6.875% due 03/15/2022	2,000	1,830
6.875% due 01/15/2023	1,000	915
Omnicare, Inc.
4.750% due 12/01/2022	500	509

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 12/01/2024	$375	$386
Oshkosh Corp.
8.500% due 03/01/2020	175	184
Par Pharmaceutical Cos., Inc.
7.375% due 10/15/2020	1,000	1,050
Party City Holdings, Inc.
8.875% due 08/01/2020	2,500	2,681
Peabody Energy Corp.
6.000% due 11/15/2018	1,250	1,141
6.250% due 11/15/2021	2,500	2,147
Penn National Gaming, Inc.
5.875% due 11/01/2021	1,500	1,403
Perstorp Holding AB
8.750% due 05/15/2017	3,000	2,955
11.000% due 08/15/2017	1,250	1,228
Petco Animal Supplies, Inc.
9.250% due 12/01/2018	2,500	2,625
Petco Holdings, Inc. (8.500% Cash or 9.250% PIK)
8.500% due 10/15/2017 (a)	2,000	2,035
PHH Corp.
6.375% due 08/15/2021	750	691
Pinnacle Entertainment, Inc.
6.375% due 08/01/2021	1,500	1,552
7.500% due 04/15/2021	2,000	2,095
Pinnacle Foods Finance LLC
4.875% due 05/01/2021	3,000	2,932
Pinnacle Operating Corp.
9.000% due 11/15/2020	500	516
Ply Gem Industries, Inc.
6.500% due 02/01/2022	3,000	2,831
Post Holdings, Inc.
6.750% due 12/01/2021	3,500	3,404
7.375% due 02/15/2022	2,000	2,005
Prestige Brands, Inc.
5.375% due 12/15/2021	2,500	2,469
8.125% due 02/01/2020	500	535
PVH Corp.
4.500% due 12/15/2022	2,500	2,481
Qualitytech LP
5.875% due 08/01/2022	2,000	2,015
Range Resources Corp.
5.000% due 08/15/2022	1,000	1,005
5.000% due 03/15/2023	2,000	2,010
5.750% due 06/01/2021	500	519
6.750% due 08/01/2020	750	784
Regency Energy Partners LP
4.500% due 11/01/2023	1,500	1,384
5.500% due 04/15/2023	1,500	1,455
Rex Energy Corp.
6.250% due 08/01/2022	2,000	1,497
Rexel S.A.
6.125% due 12/15/2019	1,000	1,035
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020	5,000	5,150
6.875% due 02/15/2021	1,500	1,573
7.875% due 08/15/2019	1,000	1,056
8.250% due 02/15/2021	3,000	3,090
8.500% due 05/15/2018	1,175	1,204
9.875% due 08/15/2019	3,000	3,195
Rice Energy, Inc.
6.250% due 05/01/2022	250	234
Rockies Express Pipeline LLC
5.625% due 04/15/2020	1,000	988
6.000% due 01/15/2019	1,500	1,511
Ryland Group, Inc.
5.375% due 10/01/2022	1,000	975

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	$750	$741
5.625% due 04/15/2023	2,000	1,965
5.750% due 05/15/2024	4,000	3,945
Sable International Finance Ltd.
8.750% due 02/01/2020	1,000	1,090
Salix Pharmaceuticals Ltd.
6.000% due 01/15/2021	500	511
Sally Holdings LLC
5.750% due 06/01/2022	1,500	1,579
Samson Investment Co.
9.750% due 02/15/2020	3,000	1,258
Sanchez Energy Corp.
6.125% due 01/15/2023	3,000	2,527
SandRidge Energy, Inc.
7.500% due 03/15/2021	1,000	645
7.500% due 02/15/2023	1,000	645
8.125% due 10/15/2022	1,000	635
SBA Communications Corp.
4.875% due 07/15/2022	2,500	2,412
5.625% due 10/01/2019	500	514
SBA Telecommunications, Inc.
5.750% due 07/15/2020	1,000	1,023
Schaeffler Finance BV
4.250% due 05/15/2021	3,000	2,940
4.750% due 05/15/2021	3,000	3,015
7.750% due 02/15/2017	1,000	1,100
Schaeffler Holding Finance BV (6.250% Cash or 6.250% PIK)
6.250% due 11/15/2019 (a)	1,750	1,811
Schaeffler Holding Finance BV (6.750% Cash or 6.750% PIK)
6.750% due 11/15/2022 (a)	4,000	4,200
Schaeffler Holding Finance BV (6.875% Cash or 7.625% PIK)
6.875% due 08/15/2018 (a)	3,500	3,666
Scientific Games International, Inc.
6.250% due 09/01/2020	1,250	881
7.000% due 01/01/2022	1,000	1,018
10.000% due 12/01/2022	1,500	1,382
Scotts Miracle-Gro Co.
6.625% due 12/15/2020	500	529
Sealed Air Corp.
4.875% due 12/01/2022	500	498
5.125% due 12/01/2024	1,000	1,013
5.250% due 04/01/2023	1,500	1,537
8.375% due 09/15/2021	1,000	1,123
Sensata Technologies BV
4.875% due 10/15/2023	2,250	2,250
5.625% due 11/01/2024	1,250	1,299
6.500% due 05/15/2019	1,500	1,564
Serta Simmons Holdings LLC
8.125% due 10/01/2020	1,500	1,594
ServiceMaster Co. LLC
7.000% due 08/15/2020	1,980	2,059
8.000% due 02/15/2020	650	687
Seventy Seven Energy, Inc.
6.500% due 07/15/2022	500	295
Seventy Seven Operating LLC
6.625% due 11/15/2019	1,000	765
Signode Industrial Group Lux S.A.
6.375% due 05/01/2022	3,000	2,940
Sinclair Television Group, Inc.
5.625% due 08/01/2024	1,500	1,459
6.125% due 10/01/2022	1,000	1,023
Smithfield Foods, Inc.
6.625% due 08/15/2022	3,000	3,150

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025	$500	$589
Softbank Corp.
4.500% due 04/15/2020	2,000	1,977
Sophia LP
9.750% due 01/15/2019	2,000	2,142
Spectrum Brands, Inc.
6.125% due 12/15/2024	1,000	1,020
6.375% due 11/15/2020	500	524
6.625% due 11/15/2022	2,500	2,656
Springs Industries, Inc.
6.250% due 06/01/2021	1,750	1,750
Starz LLC
5.000% due 09/15/2019	1,500	1,519
Steel Dynamics, Inc.
5.125% due 10/01/2021	1,000	1,019
5.500% due 10/01/2024	500	514
6.125% due 08/15/2019	500	528
6.375% due 08/15/2022	500	533
7.625% due 03/15/2020	1,500	1,571
Suburban Propane Partners LP
7.375% due 03/15/2020	275	287
7.375% due 08/01/2021	182	192
Sun Products Corp.
7.750% due 03/15/2021	2,000	1,700
SunGard Data Systems, Inc.
6.625% due 11/01/2019	1,000	1,015
7.625% due 11/15/2020	1,500	1,597
T-Mobile USA, Inc.
6.000% due 03/01/2023	1,250	1,256
6.250% due 04/01/2021	2,000	2,054
6.375% due 03/01/2025	2,000	2,037
6.625% due 11/15/2020	2,500	2,553
6.625% due 04/01/2023	3,000	3,087
6.731% due 04/28/2022	2,500	2,584
6.836% due 04/28/2023	2,000	2,072
Taminco Global Chemical Corp.
9.750% due 03/31/2020	1,500	1,644
Tenet Healthcare Corp.
4.375% due 10/01/2021	2,000	1,995
4.500% due 04/01/2021	6,000	6,037
5.000% due 03/01/2019	2,250	2,258
6.000% due 10/01/2020	1,000	1,076
8.000% due 08/01/2020	2,500	2,644
8.125% due 04/01/2022	1,000	1,120
Terex Corp.
6.000% due 05/15/2021	1,100	1,128
Tesoro Logistics LP
5.875% due 10/01/2020	391	394
6.250% due 10/15/2022	1,500	1,504
Time, Inc.
5.750% due 04/15/2022	1,750	1,697
TransDigm, Inc.
5.500% due 10/15/2020	3,000	2,947
6.000% due 07/15/2022	2,500	2,506
6.500% due 07/15/2024	4,000	4,040
TransUnion Holding Co., Inc. (8.125% Cash or 8.875% PIK)
8.125% due 06/15/2018 (a)	1,000	1,028
TransUnion Holding Co., Inc. (9.625% Cash or 10.375% PIK)
9.625% due 06/15/2018 (a)	500	512
TreeHouse Foods, Inc.
4.875% due 03/15/2022	2,000	2,030
Triumph Group, Inc.
4.875% due 04/01/2021	1,000	993

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tullow Oil PLC
6.250% due 04/15/2022		$2,000	$1,700
United Rentals North America, Inc.
6.125% due 06/15/2023		500	528
7.375% due 05/15/2020		1,000	1,085
7.625% due 04/15/2022		2,250	2,485
8.250% due 02/01/2021		1,500	1,642
Unitymedia Hessen GmbH & Co. KG
5.000% due 01/15/2025		1,000	1,005
5.500% due 01/15/2023		2,500	2,625
5.750% due 01/15/2023	EUR	1,500	1,970
7.500% due 03/15/2019		$500	526
7.500% due 03/15/2019	EUR	750	957
Unitymedia KabelBW GmbH
6.125% due 01/15/2025		$1,000	1,035
9.500% due 03/15/2021	EUR	300	407
Universal Health Services, Inc.
4.750% due 08/01/2022		$1,250	1,252
Univision Communications, Inc.
5.125% due 05/15/2023		2,500	2,537
6.750% due 09/15/2022		1,357	1,459
7.875% due 11/01/2020		1,500	1,605
8.500% due 05/15/2021		2,500	2,675
UPC Holding BV
6.375% due 09/15/2022	EUR	2,000	2,626
6.750% due 03/15/2023	CHF	1,000	1,102
6.750% due 03/15/2023	EUR	2,000	2,653
UPCB Finance Ltd.
7.250% due 11/15/2021		$2,500	2,747
USG Corp.
5.875% due 11/01/2021		2,500	2,537
8.375% due 10/15/2018		1,500	1,574
Valeant Pharmaceuticals International
5.625% due 12/01/2021		3,000	3,030
6.375% due 10/15/2020		1,000	1,049
6.750% due 08/15/2021		2,000	2,097
7.000% due 10/01/2020		1,500	1,590
7.250% due 07/15/2022		3,000	3,210
7.500% due 07/15/2021		3,000	3,251
VeriSign, Inc.
4.625% due 05/01/2023		2,000	1,970
Videotron Ltd.
5.375% due 06/15/2024		1,250	1,278
9.125% due 04/15/2018		52	54
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021		1,000	841
VWR Funding, Inc.
7.250% due 09/15/2017		1,500	1,573
WhiteWave Foods Co.
5.375% due 10/01/2022		750	774
Whiting Petroleum Corp.
5.750% due 03/15/2021		3,500	3,255
Wind Acquisition Finance S.A.
4.750% due 07/15/2020		2,000	1,875
7.375% due 04/23/2021		3,000	2,839
Windstream Corp.
7.750% due 10/15/2020		1,000	1,033
7.750% due 10/01/2021		500	513
Wise Metals Group LLC
8.750% due 12/15/2018		1,500	1,582
Wolverine World Wide, Inc.
6.125% due 10/15/2020		500	528
WPX Energy, Inc.
5.250% due 09/15/2024		1,000	935
WR Grace & Co-Conn
5.125% due 10/01/2021		1,000	1,028

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 10/01/2024	$900	$942
Wynn Las Vegas LLC
4.250% due 05/30/2023	1,000	955
5.375% due 03/15/2022	2,500	2,550
7.750% due 08/15/2020	1,000	1,070
Wynn Macau Ltd.
5.250% due 10/15/2021	2,000	1,890
XPO Logistics, Inc.
7.875% due 09/01/2019	1,500	1,575
Zebra Technologies Corp.
7.250% due 10/15/2022	1,000	1,053

		809,041

UTILITIES 9.0%
Access Midstream Partners LP
4.875% due 05/15/2023	2,000	2,040
6.125% due 07/15/2022	500	534
AES Corp.
3.234% due 06/01/2019	1,500	1,466
7.375% due 07/01/2021	2,250	2,554
8.000% due 10/15/2017	61	69
8.000% due 06/01/2020	1,500	1,721
9.750% due 04/15/2016	444	486
Atlas Pipeline Partners LP
5.875% due 08/01/2023	500	498
6.625% due 10/01/2020	1,000	1,023
Blue Racer Midstream LLC
6.125% due 11/15/2022	1,250	1,209
Calpine Corp.
5.375% due 01/15/2023	3,000	3,034
5.750% due 01/15/2025	3,000	3,041
Covanta Holding Corp.
5.875% due 03/01/2024	1,025	1,048
7.250% due 12/01/2020	500	534
Dynegy Finance, Inc.
6.750% due 11/01/2019	3,000	3,056
7.375% due 11/01/2022	2,000	2,037
7.625% due 11/01/2024	2,000	2,042
EP Energy LLC
6.875% due 05/01/2019	500	510
9.375% due 05/01/2020	4,500	4,567
Frontier Communications Corp.
6.875% due 01/15/2025	3,000	3,007
7.125% due 03/15/2019	1,125	1,237
LBC Tank Terminals Holding Netherlands BV
6.875% due 05/15/2023	1,000	1,010
MarkWest Energy Partners LP
4.500% due 07/15/2023	2,500	2,419
5.500% due 02/15/2023	750	763
6.750% due 11/01/2020	450	470
Midwest Generation LLC
8.560% due 01/02/2016	158	159
NGPL PipeCo LLC
7.119% due 12/15/2017	750	741
9.625% due 06/01/2019	1,000	1,008
Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,430
NRG Energy, Inc.
6.250% due 07/15/2022	2,250	2,312
6.250% due 05/01/2024	1,000	1,023
6.625% due 03/15/2023	1,500	1,567
7.625% due 01/15/2018	3,000	3,300
7.875% due 05/15/2021	1,000	1,083
8.250% due 09/01/2020	2,250	2,413
NSG Holdings LLC
7.750% due 12/15/2025	1,517	1,624

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Parsley Energy LLC
7.500% due 02/15/2022	$500	$476
Red Oak Power LLC
8.540% due 11/30/2019	691	741
RJS Power Holdings LLC
5.125% due 07/15/2019	2,000	1,985
Sabine Oil & Gas LLC
9.750% due 02/15/2017	1,500	795
Sprint Capital Corp.
6.875% due 11/15/2028	3,000	2,655
6.900% due 05/01/2019	3,000	3,075
8.750% due 03/15/2032	3,000	2,917
Sprint Communications, Inc.
6.000% due 11/15/2022	4,500	4,157
7.000% due 03/01/2020	1,500	1,627
8.375% due 08/15/2017	1,000	1,083
9.000% due 11/15/2018	1,500	1,710
Sprint Corp.
7.125% due 06/15/2024	3,500	3,272
7.250% due 09/15/2021	3,500	3,487
7.875% due 09/15/2023	2,000	1,984
Summit Midstream Holdings LLC
5.500% due 08/15/2022	1,250	1,194
Targa Resources Partners LP
4.125% due 11/15/2019	750	726
4.250% due 11/15/2023	2,000	1,830
5.250% due 05/01/2023	2,000	1,940
6.375% due 08/01/2022	375	382
Telecom Italia Capital S.A.
6.375% due 11/15/2033	1,000	1,030
Telecom Italia SpA
5.303% due 05/30/2024	5,100	5,183
Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,295	1,376
VimpelCom Holdings BV
7.504% due 03/01/2022	750	611
Virgin Media Finance PLC
6.000% due 10/15/2024	1,000	1,050
6.375% due 04/15/2023	2,000	2,105

		104,426

Total Corporate Bonds & Notes (Cost $1,047,886)		1,047,728

MORTGAGE-BACKED SECURITIES 0.2%
Bear Stearns ALT-A Trust
4.334% due 11/25/2036 ^	797	616
Citigroup Mortgage Loan Trust, Inc.
2.622% due 03/25/2034	8	8
Countrywide Alternative Loan Trust
0.395% due 05/20/2046 ^	125	91
Countrywide Home Loan Mortgage Pass-Through Trust
0.490% due 03/25/2035	77	59
2.526% due 05/20/2036	432	353
GSR Mortgage Loan Trust
2.789% due 04/25/2035	9	9
IndyMac Mortgage Loan Trust
6.000% due 07/25/2037	617	556
WaMu Mortgage Pass-Through Certificates Trust
2.017% due 12/25/2036 ^	469	412
2.233% due 09/25/2036 ^	30	27
Washington Mutual Mortgage Pass-Through Certificates Trust
1.083% due 05/25/2046	39	30

Total Mortgage-Backed Securities (Cost $1,538)		2,161

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.0%
Credit-Based Asset Servicing and Securitization LLC
0.225% due 01/25/2037 ^	$97	$44

Total Asset-Backed Securities (Cost $64)		44

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (d) 0.0%
		229

U.S. TREASURY BILLS 0.1%
0.036% due 01/22/2015 - 04/23/2015 (b)	1,676	1,676

Total Short-Term Instruments (Cost $1,905)		1,905

Total Investments in Securities (Cost $1,060,016)		1,060,465

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.6%

SHORT-TERM INSTRUMENTS 7.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.6%
PIMCO Short-Term Floating NAV Portfolio	1,011	$10
PIMCO Short-Term Floating NAV Portfolio III	8,833,103	87,554

Total Short-Term Instruments (Cost $88,021)		87,564

Total Investments in Affiliates (Cost $88,021)		87,564

Total Investments 99.0% (Cost $1,148,037)		$1,148,029

Financial Derivative Instruments (e)(g) 0.0% (Cost or Premiums, net $0)		530

Other Assets and Liabilities, net 1.0%		11,015

Net Assets 100.0%		$1,159,574

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$229	Fannie Mae 2.260% due 10/17/2022	$(234)	$229	$229

Total Repurchase Agreements						$(234)	$229	$229

(1)	Includes accrued interest.

As of December 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended December 31, 2014 was $1,642 at a weighted average interest rate of 0.637%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$229	$0	$0	$0	$229	$(234)	$(5)

Total Borrowings and Other Financing Transactions	$229	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-20 5-Year Index	5.000%	06/20/2018	$9,900	$738	$131	$8	$0
CDX.HY-22 5-Year Index	5.000%	06/20/2019	8,415	586	(45)	7	0
CDX.HY-23 5-Year Index	5.000%	12/20/2019	40,000	2,541	109	39	0

				$3,865	$195	$54	$0

Total Swap Agreements				$3,865	$195	$54	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(f)	Securities with an aggregate market value of $1,676 and cash of $1,270 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$54	$54	$0	$0	$0	$0

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	02/2015		CHF	933	$		964	$25	$0
	02/2015	$		2,404		EUR	1,959	0	(32)

GLM	02/2015		EUR	12,638	$		15,763	464	0

MSB	02/2015		GBP	4,266			6,667	19	0

Total Forward Foreign Currency Contracts								$508	$(32)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
CBK	$25	$0	$0	$25	$(32)	$0	$0	$(32)	$(7)	$0	$(7)
GLM	464	0	0	464	0	0	0	0	464	(260)	204
MSB	19	0	0	19	0	0	0	0	19	0	19

Total Over the Counter	$508	$0	$0	$508	$(32)	$0	$0	$(32)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

December 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$54	$0	$0	$0	$54

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$508	$0	$508

	$0	$54	$0	$508	$0	$562

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32	$0	$32

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$4,200	$0	$0	$0	$4,200

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,721	$0	$2,721
Swap Agreements	0	1,085	0	0	0	1,085

	$0	$1,085	$0	$2,721	$0	$3,806

	$0	$5,285	$0	$2,721	$0	$8,006

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(3,177)	$0	$0	$0	$(3,177)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$540	$0	$540
Swap Agreements	0	(1,065)	0	0	0	(1,065)

	$0	$(1,065)	$0	$540	$0	$(525)

	$0	$(4,242)	$0	$540	$0	$(3,702)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$8,627	$0	$8,627
Corporate Bonds & Notes
Banking & Finance	0	134,261	0	134,261
Industrials	0	808,192	849	809,041
Utilities	0	104,267	159	104,426
Mortgage-Backed Securities	0	2,161	0	2,161
Asset-Backed Securities	0	44	0	44
Short-Term Instruments
Repurchase Agreements	0	229	0	229
U.S. Treasury Bills	0	1,676	0	1,676
	$0	$1,059,457	$1,008	$1,060,465

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$87,564	$0	$0	$87,564

Total Investments	$87,564	$1,059,457	$1,008	$1,148,029

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	54	0	54
Over the counter	0	508	0	508
	$0	$562	$0	$562

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(32)	$0	$(32)

Totals	$87,564	$1,059,987	$1,008	$1,148,559

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2014	19

Notes to Financial Statements (Cont.)

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after

December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.
■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2014	21

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2014, the Portfolio had $7,963,312 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of

ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements (Cont.)

investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$95,903	$357,579	$(453,470)	$(19)	$17	$10	$179	$0

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$0	$169,869	$(81,800)	$(58)	$(457)	$87,554	$569	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Line of Credit  The Portfolio has entered into a credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. There is a maximum available commitment amount for the Portfolio equal to $65,000,000. The Portfolio paid commitment fees of $37,566 on the line of credit as of December 31, 2014, which were in interest expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(c) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the

ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements (Cont.)

change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap.

These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$5,024	$415,993	$421,042

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	71	$576	55	$438
Administrative Class	44,503	361,310	52,964	425,715
Advisor Class	10,530	85,356	10,717	86,099
Issued as reinvestment of distributions
Institutional Class	33	267	37	301
Administrative Class	7,685	62,360	7,179	57,822
Advisor Class	262	2,134	334	2,697
Cost of shares redeemed
Institutional Class	(102)	(824)	(201)	(1,601)
Administrative Class	(51,772)	(417,731)	(42,298)	(339,581)
Advisor Class	(14,326)	(115,380)	(13,303)	(106,773)
Net increase (decrease) resulting from Portfolio share transactions	(3,116)	$(21,932)	15,484	$125,117

As of December 31, 2014, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 61% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$7,108	$17,635	$517	$(379)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

ANNUAL REPORT	DECEMBER 31, 2014	31

Notes to Financial Statements (Cont.)

December 31, 2014

(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,147,877	$25,660	$(25,508)	$152

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$64,761	$—	$—
12/31/2013	$60,827	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

32	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

ANNUAL REPORT	DECEMBER 31, 2014	33

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
CHF	Swiss Franc	GBP	British Pound	USD (or $)	United States Dollar
EUR	Euro

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ALT	Alternate Loan Trust	PIK	Payment-in-Kind	TBD %	Interest rate to be determined when loan settles
MSCI	Morgan Stanley Capital International

34	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

0.25%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.22%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2014	35

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	37

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

38	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT36AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO High Yield Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart

4	PIMCO VARIABLE INSURANCE TRUST

measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	91.3%
Short-Term Instruments‡	7.8%
Bank Loan Obligations	0.7%
Mortgage-Backed Securities	0.2%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	10 Years	Class Inception (07/01/2002)
PIMCO High Yield Portfolio Institutional Class	3.49%	8.28%	6.58%	8.08%
The BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	3.49%	8.71%	7.08%	8.50%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.60% for Institutional Class shares.

± The BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$986.90	$1,022.25
Expenses Paid During Period†	$3.07	$3.13
Net Annualized Expense Ratio	0.61%	0.61%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	An underweight to the energy sector added to returns as the sector underperformed the broader high yield bond market over the reporting period.

»	An overweight to the healthcare sector added to returns as the sector outperformed the broader high yield bond market over the reporting period.

»	An underweight to the metals and mining sector added to returns as the sector underperformed the broader high yield bond market over the reporting period.

»	An underweight to the banking sector for the majority of the reporting period detracted from returns as the sector outperformed the broader high yield bond market.

»	An underweight to the retail sector detracted from returns as the sector outperformed the broader high yield bond market.

»	Exposure to below B-rated issues detracted from returns as this quality cohort underperformed the broader high yield bond market.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO High Yield Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014		12/31/2013	12/31/2012	12/31/2011	12/31/2010

Institutional Class
Net asset value beginning of year	$8.07		$8.06	$7.47	$7.75	$7.28
Net investment income (a)	0.42		0.43	0.44	0.52	0.55
Net realized/unrealized gain (loss)	(0.14)		0.03	0.61	(0.25)	0.48
Net increase from investment operations	0.28		0.46	1.05	0.27	1.03
Dividends from net investment income	(0.44)		(0.45)	(0.46)	(0.55)	(0.56)
Total distributions	(0.44)		(0.45)	(0.46)	(0.55)	(0.56)
Net asset value end of year	$7.91		$8.07	$8.06	$7.47	$7.75
Total return	3.49%		5.89%	14.47%	3.49%	14.63%
Net assets end of year (000s)	$4,766		$4,848	$5,724	$4,672	$4,087
Ratio of expenses to average net assets	0.60	%(b)	0.60%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets excluding interest expense	0.60%		0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	5.20%		5.39%	5.69%	6.85%	7.30%
Portfolio turnover rate	37%		41%	43%	68%	64%

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Ratio of expenses to average net assets includes line of credit expenses.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$1,060,465
Investments in Affiliates	87,564
Financial Derivative Instruments
Exchange-traded or centrally cleared	54
Over the counter	508
Cash	1
Deposits with counterparty	1,270
Foreign currency, at value	531
Receivable for investments sold	251
Receivable for Portfolio shares sold	2,017
Interest and dividends receivable	17,271
Dividends receivable from Affiliates	539
Other assets	27
1,170,498

Liabilities:
Financial Derivative Instruments
Over the counter	$32
Payable for investments purchased	8,374
Payable for investments in Affiliates purchased	539
Deposits from counterparty	260
Payable for Portfolio shares redeemed	948
Accrued investment advisory fees	253
Accrued supervisory and administrative fees	355
Accrued distribution fees	4
Accrued servicing fees	149
Other liabilities	10
10,924

Net Assets	$1,159,574

Net Assets Consist of:
Paid in capital	$1,134,693
Undistributed net investment income	6,165
Accumulated undistributed net realized gain	18,071
Net unrealized appreciation	645
$1,159,574

Net Assets:
Institutional Class	$4,766
Administrative Class	1,135,929
Advisor Class	18,879

Shares Issued and Outstanding:
Institutional Class	603
Administrative Class	143,631
Advisor Class	2,387

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$7.91
Administrative Class	7.91
Advisor Class	7.91

Cost of Investments in Securities	$1,060,016
Cost of Investments in Affiliates	$88,021
Cost of Foreign Currency Held	$535

* Includes repurchase agreements of:	$229

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$70,184
Dividends	143
Dividends from Investments in Affiliates	748
Total Income	71,075

Expenses:
Investment advisory fees	3,061
Supervisory and administrative fees	4,286
Servicing fees - Administrative Class	1,767
Distribution and/or servicing fees - Advisor Class	104
Trustee fees	15
Interest expense	49
Total Expenses	9,282

Net Investment Income	61,793

Net Realized Gain (Loss):
Investments in securities	18,942
Investments in Affiliates	(77)
Exchange-traded or centrally cleared financial derivative instruments	4,200
Over the counter financial derivative instruments	3,806
Foreign currency	(65)
Net Realized Gain	26,806

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(46,005)
Investments in Affiliates	(440)
Exchange-traded or centrally cleared financial derivative instruments	(3,177)
Over the counter financial derivative instruments	(525)
Foreign currency assets and liabilities	(45)
Net Change in Unrealized (Depreciation)	(50,192)
Net (Loss)	(23,386)

Net Increase in Net Assets Resulting from Operations	$38,407

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$61,793	$58,254
Net realized gain	26,806	14,038
Net change in unrealized (depreciation)	(50,192)	(10,660)
Net increase in net assets resulting from operations	38,407	61,632

Distributions to Shareholders:
From net investment income
Institutional Class	(267)	(301)
Administrative Class	(62,360)	(57,829)
Advisor Class	(2,134)	(2,697)

Total Distributions	(64,761)	(60,827)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(21,932)	125,117

Total Increase (Decrease) in Net Assets	(48,286)	125,922

Net Assets:
Beginning of year	1,207,860	1,081,938
End of year*	$1,159,574	$1,207,860

* Including undistributed net investment income of:	$6,165	$2,793

**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.4%

BANK LOAN OBLIGATIONS 0.7%
Acadia Healthcare Co., Inc.
TBD% due 11/04/2015		$1,000	$996
Dollar Tree Stores, Inc.
TBD% due 08/06/2015		7,000	6,967
MPH Acquisition Holdings LLC
3.750% due 03/31/2021		682	664

Total Bank Loan Obligations (Cost $8,623)			8,627

CORPORATE BONDS & NOTES 90.4%

BANKING & FINANCE 11.6%
A-S Co-Issuer Subsidiary, Inc.
7.875% due 12/15/2020		1,000	1,025
AerCap Ireland Capital Ltd.
3.750% due 05/15/2019		1,500	1,487
4.500% due 05/15/2021		3,000	3,041
5.000% due 10/01/2021		1,000	1,038
Ally Financial, Inc.
3.500% due 07/18/2016		1,000	1,014
4.750% due 09/10/2018		1,000	1,038
5.125% due 09/30/2024		2,000	2,035
6.250% due 12/01/2017		2,500	2,706
7.500% due 09/15/2020		2,795	3,284
8.000% due 03/15/2020		1,607	1,900
8.000% due 11/01/2031		1,167	1,488
Bank of America Corp.
6.250% due 09/05/2024 (c)		1,250	1,242
Barclays Bank PLC
7.625% due 11/21/2022		1,000	1,095
Barclays PLC
8.000% due 12/15/2020 (c)	EUR	2,000	2,531
8.250% due 12/15/2018 (c)		$750	770
CBRE Services, Inc.
5.000% due 03/15/2023		2,000	2,054
CIT Group, Inc.
4.250% due 08/15/2017		2,000	2,045
5.000% due 08/15/2022		8,000	8,250
5.250% due 03/15/2018		2,500	2,612
5.500% due 02/15/2019		2,000	2,116
CNL Lifestyle Properties, Inc.
7.250% due 04/15/2019		1,500	1,541
Corrections Corp. of America
4.625% due 05/01/2023		2,500	2,419
Credit Agricole S.A.
6.625% due 09/23/2019 (c)		1,500	1,457
7.875% due 01/23/2024 (c)		5,500	5,613
Credit Suisse
6.500% due 08/08/2023		750	825
Credit Suisse Group AG
6.250% due 12/18/2024 (c)		3,500	3,377
7.500% due 12/11/2023 (c)		1,000	1,042
Crown Castle International Corp.
4.875% due 04/15/2022		1,500	1,518
5.250% due 01/15/2023		5,000	5,125
Denali Borrower LLC
5.625% due 10/15/2020		6,000	6,258
E*TRADE Financial Corp.
6.375% due 11/15/2019		2,000	2,130
General Motors Financial Co., Inc.
2.750% due 05/15/2016		250	255
3.250% due 05/15/2018		2,000	2,007
4.250% due 05/15/2023		3,000	3,067
Greystar Real Estate Partners LLC
8.250% due 12/01/2022		1,250	1,278

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hockey Merger Sub, Inc.
7.875% due 10/01/2021		$3,000	$2,992
International Lease Finance Corp.
5.875% due 08/15/2022		1,000	1,088
6.250% due 05/15/2019		2,000	2,190
8.750% due 03/15/2017		2,000	2,220
Intesa Sanpaolo SpA
5.017% due 06/26/2024		1,250	1,215
iStar Financial, Inc.
5.000% due 07/01/2019		1,500	1,462
Jefferies Finance LLC
6.875% due 04/15/2022		1,500	1,380
7.375% due 04/01/2020		2,000	1,870
LBG Capital PLC
7.625% due 10/14/2020	EUR	250	329
7.869% due 08/25/2020	GBP	600	951
8.000% due 06/15/2020 (c)		$200	214
9.125% due 07/15/2020	GBP	500	782
Lloyds Banking Group PLC
7.500% due 06/27/2024 (c)		$7,500	7,650
Navient Corp.
4.875% due 06/17/2019		2,000	2,011
5.000% due 06/15/2018		450	448
5.000% due 10/26/2020		1,000	984
5.875% due 10/25/2024		2,000	1,910
6.125% due 03/25/2024		3,500	3,447
8.000% due 03/25/2020		1,000	1,107
8.450% due 06/15/2018		2,000	2,235
OneMain Financial Holdings, Inc.
6.750% due 12/15/2019		500	511
7.250% due 12/15/2021		625	644
Provident Funding Associates LP
6.750% due 06/15/2021		500	488
Realogy Group LLC
4.500% due 04/15/2019		1,000	995
Regions Financial Corp.
7.375% due 12/10/2037		1,500	1,985
Royal Bank of Scotland Group PLC
5.125% due 05/28/2024		2,100	2,140
7.648% due 09/30/2031 (c)		1,000	1,170
Societe Generale S.A.
6.000% due 01/27/2020 (c)		1,500	1,369
7.875% due 12/18/2023 (c)		2,500	2,428
Sophia Holding Finance LP (9.625% Cash or 9.625% PIK)
9.625% due 12/01/2018 (a)		250	252
Springleaf Finance Corp.
6.900% due 12/15/2017		2,000	2,135
UniCredit SpA
8.000% due 06/03/2024 (c)		1,360	1,328
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	1,000	1,648

			134,261

INDUSTRIALS 69.8%
Accudyne Industries Borrower
7.750% due 12/15/2020		$3,000	2,850
Activision Blizzard, Inc.
5.625% due 09/15/2021		1,000	1,053
6.125% due 09/15/2023		3,000	3,240
ADT Corp.
3.500% due 07/15/2022		3,500	2,992
4.125% due 06/15/2023		2,500	2,269
4.875% due 07/15/2042		1,000	744
6.250% due 10/15/2021		2,000	2,060

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AECOM Technology Corp.
5.750% due 10/15/2022		$625	$641
5.875% due 10/15/2024		1,000	1,025
Aguila S.A.
7.875% due 01/31/2018		2,500	2,425
Air Medical Group Holdings, Inc.
9.250% due 11/01/2018		1,000	1,046
Albea Beauty Holdings S.A.
8.375% due 11/01/2019		1,000	1,055
Alcoa, Inc.
5.125% due 10/01/2024		1,500	1,593
Alere, Inc.
8.625% due 10/01/2018		1,500	1,556
Aleris International, Inc.
7.625% due 02/15/2018		2,000	2,022
7.875% due 11/01/2020		750	750
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		2,750	2,667
Allegion U.S. Holding Co., Inc.
5.750% due 10/01/2021		1,000	1,063
Alliance Data Systems Corp.
5.375% due 08/01/2022		750	743
6.375% due 04/01/2020		1,250	1,283
Allison Transmission, Inc.
7.125% due 05/15/2019		1,000	1,051
Alphabet Holding Co., Inc. (7.750% Cash or 8.500% PIK)
7.750% due 11/01/2017 (a)		1,500	1,275
Altice S.A.
7.750% due 05/15/2022		5,000	5,022
AMC Networks, Inc.
4.750% due 12/15/2022		2,000	1,950
7.750% due 07/15/2021		600	645
American Builders & Contractors Supply Co., Inc.
5.625% due 04/15/2021		2,000	2,015
Amsted Industries, Inc.
5.000% due 03/15/2022		2,000	1,972
5.375% due 09/15/2024		1,000	978
Anixter, Inc.
5.125% due 10/01/2021		500	503
Antero Resources Corp.
5.125% due 12/01/2022		2,000	1,895
Antero Resources Finance Corp.
5.375% due 11/01/2021		1,000	971
6.000% due 12/01/2020		1,000	1,003
Aramark Services, Inc.
5.750% due 03/15/2020		2,000	2,075
Arch Coal, Inc.
7.000% due 06/15/2019		500	153
7.250% due 06/15/2021		1,000	296
Arqiva Broadcast Finance PLC
9.500% due 03/31/2020	GBP	1,000	1,718
Ashland, Inc.
4.750% due 08/15/2022		$4,000	4,020
6.875% due 05/15/2043		1,250	1,338
Ashtead Capital, Inc.
6.500% due 07/15/2022		1,000	1,068
Associated Materials LLC
9.125% due 11/01/2017		1,500	1,245
Avaya, Inc.
7.000% due 04/01/2019		1,250	1,225
Axalta Coating Systems U.S. Holdings, Inc.
7.375% due 05/01/2021		1,000	1,065
Axiall Corp.
4.875% due 05/15/2023		1,000	948
B&G Foods, Inc.
4.625% due 06/01/2021		2,000	1,960

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ball Corp.
4.000% due 11/15/2023		$2,500	$2,425
Baytex Energy Corp.
5.125% due 06/01/2021		750	641
5.625% due 06/01/2024		750	640
BC ULC
6.000% due 04/01/2022		1,750	1,802
Belden, Inc.
5.250% due 07/15/2024		1,000	965
5.500% due 09/01/2022		2,000	1,995
Berry Plastics Corp.
9.750% due 01/15/2021		2,000	2,232
Beverage Packaging Holdings Luxembourg S.A.
5.625% due 12/15/2016		1,500	1,474
Big Heart Pet Brands
7.625% due 02/15/2019		2,769	2,727
Biomet, Inc.
6.500% due 08/01/2020		4,000	4,290
6.500% due 10/01/2020		5,000	5,287
BMC Software Finance, Inc.
8.125% due 07/15/2021		1,500	1,418
Boise Cascade Co.
6.375% due 11/01/2020		750	791
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (a)		1,000	855
Brakes Capital
7.125% due 12/15/2018	GBP	750	1,163
Bristow Group, Inc.
6.250% due 10/15/2022		$400	400
Building Materials Corp. of America
5.375% due 11/15/2024		4,000	4,010
6.750% due 05/01/2021		2,000	2,120
Bumble Bee Holdings, Inc.
9.000% due 12/15/2017		1,288	1,354
Cablevision Systems Corp.
5.875% due 09/15/2022		2,000	2,032
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020		1,000	765
Calcipar S.A.
6.875% due 05/01/2018		500	505
California Resources Corp.
5.500% due 09/15/2021		1,500	1,290
6.000% due 11/15/2024		4,000	3,400
Capella Healthcare, Inc.
9.250% due 07/01/2017		1,000	1,041
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (a)		3,000	3,036
Carlson Wagonlit BV
6.875% due 06/15/2019		750	788
Cascades, Inc.
5.500% due 07/15/2022		750	749
Case New Holland Industrial, Inc.
7.875% due 12/01/2017		1,250	1,381
Catamaran Corp.
4.750% due 03/15/2021		1,000	1,003
CBS Outdoor Americas Capital LLC
5.250% due 02/15/2022		500	505
5.625% due 02/15/2024		500	504
5.875% due 03/15/2025		1,000	1,010
CCO Holdings LLC
5.125% due 02/15/2023		3,000	2,944
5.250% due 09/30/2022		5,000	5,006
5.750% due 09/01/2023		2,750	2,795
6.625% due 01/31/2022		1,000	1,066
CCOH Safari LLC
5.500% due 12/01/2022		1,125	1,145
5.750% due 12/01/2024		3,000	3,041

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Celanese U.S. Holdings LLC
4.625% due 11/15/2022		$1,000	$995
Cequel Communications Holdings LLC
5.125% due 12/15/2021		3,000	2,925
6.375% due 09/15/2020		1,650	1,716
CeramTec Group GmbH
8.250% due 08/15/2021	EUR	1,000	1,307
CHC Helicopter S.A.
9.250% due 10/15/2020		$2,250	2,216
Chemtura Corp.
5.750% due 07/15/2021		1,500	1,470
Chesapeake Energy Corp.
4.875% due 04/15/2022		3,000	2,932
5.750% due 03/15/2023		5,000	5,175
Churchill Downs, Inc.
5.375% due 12/15/2021		500	503
Cimarex Energy Co.
4.375% due 06/01/2024		1,000	958
5.875% due 05/01/2022		500	523
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		3,500	3,610
7.625% due 03/15/2020		4,000	4,230
CNH Industrial Capital LLC
3.375% due 07/15/2019		500	480
3.625% due 04/15/2018		2,000	1,980
Coeur Mining, Inc.
7.875% due 02/01/2021		1,000	793
Columbus International, Inc.
7.375% due 03/30/2021		1,250	1,305
CommScope, Inc.
5.000% due 06/15/2021		1,000	990
5.500% due 06/15/2024		1,000	990
Community Health Systems, Inc.
5.125% due 08/01/2021		2,000	2,085
6.875% due 02/01/2022		3,000	3,193
7.125% due 07/15/2020		2,000	2,135
8.000% due 11/15/2019		2,000	2,140
Concho Resources, Inc.
5.500% due 04/01/2023		750	757
6.500% due 01/15/2022		1,750	1,837
CONSOL Energy, Inc.
5.875% due 04/15/2022		1,000	935
Constellation Brands, Inc.
4.250% due 05/01/2023		2,000	1,990
4.750% due 11/15/2024		500	508
6.000% due 05/01/2022		1,000	1,110
Constellium NV
5.750% due 05/15/2024		500	438
Continental Airlines Pass-Through Trust
7.373% due 06/15/2017		80	84
ConvaTec Finance International S.A. (8.250% Cash or 9.000% PIK)
8.250% due 01/15/2019 (a)		3,000	3,047
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		3,000	3,169
Cott Beverages, Inc.
5.375% due 07/01/2022		1,000	920
Crimson Merger Sub, Inc.
6.625% due 05/15/2022		10,000	9,000
Crown Americas LLC
4.500% due 01/15/2023		3,000	2,925
CSC Holdings LLC
5.250% due 06/01/2024		1,500	1,511
7.625% due 07/15/2018		1,000	1,128
7.875% due 02/15/2018		1,000	1,126
8.625% due 02/15/2019		1,000	1,166

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CST Brands, Inc.
5.000% due 05/01/2023	$1,250	$1,269
Darling Ingredients, Inc.
5.375% due 01/15/2022	3,000	2,966
DaVita HealthCare Partners, Inc.
5.125% due 07/15/2024	4,000	4,087
5.750% due 08/15/2022	3,000	3,191
Denbury Resources, Inc.
4.625% due 07/15/2023	1,000	873
5.500% due 05/01/2022	1,000	920
Digicel Group Ltd.
7.125% due 04/01/2022	2,000	1,865
8.250% due 09/30/2020	1,000	975
Digicel Ltd.
6.000% due 04/15/2021	1,000	938
DISH DBS Corp.
5.000% due 03/15/2023	5,000	4,850
5.875% due 07/15/2022	5,000	5,137
5.875% due 11/15/2024	1,875	1,889
6.750% due 06/01/2021	1,000	1,078
7.875% due 09/01/2019	750	853
DJO Finance LLC
7.750% due 04/15/2018	3,500	3,412
9.750% due 10/15/2017	500	503
Dresser-Rand Group, Inc.
6.500% due 05/01/2021	750	810
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	1,250	1,130
Eagle Spinco, Inc.
4.625% due 02/15/2021	3,500	3,329
Endo Finance LLC
5.750% due 01/15/2022	3,500	3,509
Endo Finance LLC & Endo Finco, Inc.
5.375% due 01/15/2023	2,000	1,965
7.000% due 12/15/2020	1,500	1,581
EnPro Industries, Inc.
5.875% due 09/15/2022	1,125	1,140
Envision Healthcare Corp.
5.125% due 07/01/2022	2,000	1,990
Era Group, Inc.
7.750% due 12/15/2022	750	776
First Data Corp.
6.750% due 11/01/2020	2,275	2,434
8.250% due 01/15/2021	4,000	4,300
12.625% due 01/15/2021	3,000	3,570
First Quality Finance Co., Inc.
4.625% due 05/15/2021	2,500	2,300
First Quantum Minerals Ltd.
6.750% due 02/15/2020	1,140	1,037
7.000% due 02/15/2021	2,500	2,262
7.250% due 05/15/2022	1,000	903
Florida East Coast Holdings Corp.
6.750% due 05/01/2019	500	496
FMG Resources Pty. Ltd.
6.875% due 04/01/2022	2,000	1,672
8.250% due 11/01/2019	2,000	1,827
Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020	750	758
4.750% due 10/15/2024	1,250	1,269
5.625% due 07/31/2019	1,000	1,073
5.875% due 01/31/2022	1,250	1,363
FTS International, Inc.
6.250% due 05/01/2022	875	652
Gannett Co., Inc.
4.875% due 09/15/2021	500	498
5.500% due 09/15/2024	1,000	1,005

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gardner Denver, Inc.
6.875% due 08/15/2021	$9,000	$8,685
Gates Global LLC
6.000% due 07/15/2022	4,000	3,851
General Cable Corp.
5.750% due 10/01/2022	1,250	919
General Motors Co.
5.000% due 04/01/2035	625	653
5.200% due 04/01/2045	625	661
Geo Group, Inc.
5.125% due 04/01/2023	1,000	988
Getty Images, Inc.
7.000% due 10/15/2020	3,000	2,370
GLP Capital LP
5.375% due 11/01/2023	1,500	1,560
Graphic Packaging International, Inc.
4.875% due 11/15/2022	500	504
Griffon Corp.
5.250% due 03/01/2022	3,000	2,842
Grifols Worldwide Operations Ltd.
5.250% due 04/01/2022	1,250	1,282
Gulfport Energy Corp.
7.750% due 11/01/2020	1,500	1,474
H&E Equipment Services, Inc.
7.000% due 09/01/2022	750	775
HCA Holdings, Inc.
6.250% due 02/15/2021	4,000	4,270
7.750% due 05/15/2021	1,500	1,607
HCA, Inc.
4.750% due 05/01/2023	5,000	5,100
5.000% due 03/15/2024	2,500	2,575
5.875% due 05/01/2023	1,750	1,848
7.190% due 11/15/2015	180	188
7.500% due 02/15/2022	4,000	4,580
8.000% due 10/01/2018	2,000	2,295
HD Supply, Inc.
5.250% due 12/15/2021	1,500	1,530
7.500% due 07/15/2020	5,500	5,789
11.000% due 04/15/2020	2,000	2,290
11.500% due 07/15/2020	1,250	1,438
Hearthside Group Holdings LLC
6.500% due 05/01/2022	2,000	1,960
Hertz Corp.
5.875% due 10/15/2020	500	506
6.250% due 10/15/2022	500	508
6.750% due 04/15/2019	2,000	2,070
7.375% due 01/15/2021	1,500	1,582
Hexion U.S. Finance Corp.
6.625% due 04/15/2020	1,500	1,477
8.875% due 02/01/2018	1,000	893
Hiland Partners LP
5.500% due 05/15/2022	1,250	1,103
7.250% due 10/01/2020	500	478
Hilton Worldwide Finance LLC
5.625% due 10/15/2021	3,500	3,675
HJ Heinz Co.
4.250% due 10/15/2020	4,000	4,050
HJ Heinz Finance Co.
7.125% due 08/01/2039	1,500	1,624
Hologic, Inc.
6.250% due 08/01/2020	2,000	2,090
Hospira, Inc.
5.800% due 08/12/2023	1,000	1,121
Hughes Satellite Systems Corp.
6.500% due 06/15/2019	500	539
7.625% due 06/15/2021	1,000	1,105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Huntington Ingalls Industries, Inc.
5.000% due 12/15/2021	$750	$764
Huntsman International LLC
4.875% due 11/15/2020	2,000	1,995
5.125% due 11/15/2022	1,500	1,481
8.625% due 03/15/2021	2,000	2,155
Igloo Holdings Corp. (8.250% Cash or 9.000% PIK)
8.250% due 12/15/2017 (a)	600	607
iHeartCommunications, Inc.
9.000% due 03/01/2021	2,500	2,459
IHS, Inc.
5.000% due 11/01/2022	625	622
Immucor, Inc.
11.125% due 08/15/2019	1,000	1,085
IMS Health, Inc.
6.000% due 11/01/2020	2,000	2,065
Ineos Finance PLC
7.500% due 05/01/2020	2,000	2,107
INEOS Group Holdings S.A.
6.125% due 08/15/2018	1,500	1,447
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023	4,000	3,991
6.625% due 12/15/2022	2,500	2,581
7.250% due 10/15/2020	2,000	2,117
7.500% due 04/01/2021	3,500	3,758
Intelsat Luxembourg S.A.
7.750% due 06/01/2021	1,500	1,509
8.125% due 06/01/2023	2,000	2,050
Interactive Data Corp.
5.875% due 04/15/2019	2,250	2,244
Jaguar Holding Co.
9.500% due 12/01/2019	1,000	1,076
Jaguar Holding Co. (9.375% Cash or 10.125% PIK)
9.375% due 10/15/2017 (a)	2,000	2,049
Jaguar Land Rover Automotive PLC
8.125% due 05/15/2021	2,000	2,200
Jarden Corp.
7.500% due 05/01/2017	1,500	1,650
JMC Steel Group, Inc.
8.250% due 03/15/2018	2,000	1,907
Kinder Morgan, Inc.
7.000% due 02/01/2018	500	553
Kindred Healthcare, Inc.
6.375% due 04/15/2022	2,500	2,394
Kinetic Concepts, Inc.
10.500% due 11/01/2018	3,500	3,815
12.500% due 11/01/2019	1,500	1,665
KLX, Inc.
5.875% due 12/01/2022	1,500	1,519
Kodiak Oil & Gas Corp.
5.500% due 01/15/2021	500	504
L Brands, Inc.
5.625% due 02/15/2022	1,250	1,350
Lamar Media Corp.
5.000% due 05/01/2023	1,000	995
5.875% due 02/01/2022	500	521
Land O’ Lakes, Inc.
6.000% due 11/15/2022	1,000	1,075
Laredo Petroleum, Inc.
7.375% due 05/01/2022	1,000	940
9.500% due 02/15/2019	1,500	1,500
LifePoint Hospitals, Inc.
5.500% due 12/01/2021	2,000	2,055
LIN Television Corp.
5.875% due 11/15/2022	750	744
Live Nation Entertainment, Inc.
7.000% due 09/01/2020	1,000	1,060

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LKQ Corp.
4.750% due 05/15/2023	$1,500	$1,447
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023	4,000	3,850
5.750% due 08/01/2022	3,000	3,086
Manitowoc Co., Inc.
5.875% due 10/15/2022	1,250	1,275
8.500% due 11/01/2020	2,000	2,170
Masonite International Corp.
8.250% due 04/15/2021	2,500	2,681
MCE Finance Ltd.
5.000% due 02/15/2021	2,000	1,880
MGM Resorts International
6.000% due 03/15/2023	2,000	2,020
6.625% due 12/15/2021	5,000	5,275
6.750% due 10/01/2020	3,000	3,157
7.625% due 01/15/2017	2,000	2,160
7.750% due 03/15/2022	2,000	2,220
8.625% due 02/01/2019	1,500	1,708
MHGE Parent LLC
8.500% due 08/01/2019	1,500	1,468
MPH Acquisition Holdings LLC
6.625% due 04/01/2022	3,500	3,587
MSCI, Inc.
5.250% due 11/15/2024	500	519
Multi-Color Corp.
6.125% due 12/01/2022	1,000	1,003
Murphy Oil USA, Inc.
6.000% due 08/15/2023	1,250	1,313
NBTY, Inc.
9.000% due 10/01/2018	1,500	1,522
NCL Corp. Ltd.
5.250% due 11/15/2019	1,000	1,013
NCR Corp.
4.625% due 02/15/2021	1,500	1,462
5.000% due 07/15/2022	2,000	1,960
5.875% due 12/15/2021	500	516
6.375% due 12/15/2023	500	523
NCSG Crane & Heavy Haul Services
9.500% due 08/15/2019	1,000	860
NeuStar, Inc.
4.500% due 01/15/2023	400	351
Newfield Exploration Co.
6.875% due 02/01/2020	1,050	1,071
Nexteer Automotive Group Ltd.
5.875% due 11/15/2021	750	754
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021	2,000	2,050
Nielsen Finance LLC
4.500% due 10/01/2020	1,500	1,515
5.000% due 04/15/2022	1,000	1,010
NOVA Chemicals Corp.
5.000% due 05/01/2025	500	498
Novelis, Inc.
8.750% due 12/15/2020	3,500	3,727
Numericable SFR
4.875% due 05/15/2019	1,000	995
6.000% due 05/15/2022	4,000	4,027
6.250% due 05/15/2024	4,000	4,035
NXP BV
5.750% due 03/15/2023	3,000	3,165
Oasis Petroleum, Inc.
6.500% due 11/01/2021	1,000	915
6.875% due 03/15/2022	2,000	1,830
6.875% due 01/15/2023	1,000	915
Omnicare, Inc.
4.750% due 12/01/2022	500	509

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 12/01/2024	$375	$386
Oshkosh Corp.
8.500% due 03/01/2020	175	184
Par Pharmaceutical Cos., Inc.
7.375% due 10/15/2020	1,000	1,050
Party City Holdings, Inc.
8.875% due 08/01/2020	2,500	2,681
Peabody Energy Corp.
6.000% due 11/15/2018	1,250	1,141
6.250% due 11/15/2021	2,500	2,147
Penn National Gaming, Inc.
5.875% due 11/01/2021	1,500	1,403
Perstorp Holding AB
8.750% due 05/15/2017	3,000	2,955
11.000% due 08/15/2017	1,250	1,228
Petco Animal Supplies, Inc.
9.250% due 12/01/2018	2,500	2,625
Petco Holdings, Inc. (8.500% Cash or 9.250% PIK)
8.500% due 10/15/2017 (a)	2,000	2,035
PHH Corp.
6.375% due 08/15/2021	750	691
Pinnacle Entertainment, Inc.
6.375% due 08/01/2021	1,500	1,552
7.500% due 04/15/2021	2,000	2,095
Pinnacle Foods Finance LLC
4.875% due 05/01/2021	3,000	2,932
Pinnacle Operating Corp.
9.000% due 11/15/2020	500	516
Ply Gem Industries, Inc.
6.500% due 02/01/2022	3,000	2,831
Post Holdings, Inc.
6.750% due 12/01/2021	3,500	3,404
7.375% due 02/15/2022	2,000	2,005
Prestige Brands, Inc.
5.375% due 12/15/2021	2,500	2,469
8.125% due 02/01/2020	500	535
PVH Corp.
4.500% due 12/15/2022	2,500	2,481
Qualitytech LP
5.875% due 08/01/2022	2,000	2,015
Range Resources Corp.
5.000% due 08/15/2022	1,000	1,005
5.000% due 03/15/2023	2,000	2,010
5.750% due 06/01/2021	500	519
6.750% due 08/01/2020	750	784
Regency Energy Partners LP
4.500% due 11/01/2023	1,500	1,384
5.500% due 04/15/2023	1,500	1,455
Rex Energy Corp.
6.250% due 08/01/2022	2,000	1,497
Rexel S.A.
6.125% due 12/15/2019	1,000	1,035
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020	5,000	5,150
6.875% due 02/15/2021	1,500	1,573
7.875% due 08/15/2019	1,000	1,056
8.250% due 02/15/2021	3,000	3,090
8.500% due 05/15/2018	1,175	1,204
9.875% due 08/15/2019	3,000	3,195
Rice Energy, Inc.
6.250% due 05/01/2022	250	234
Rockies Express Pipeline LLC
5.625% due 04/15/2020	1,000	988
6.000% due 01/15/2019	1,500	1,511
Ryland Group, Inc.
5.375% due 10/01/2022	1,000	975

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	$750	$741
5.625% due 04/15/2023	2,000	1,965
5.750% due 05/15/2024	4,000	3,945
Sable International Finance Ltd.
8.750% due 02/01/2020	1,000	1,090
Salix Pharmaceuticals Ltd.
6.000% due 01/15/2021	500	511
Sally Holdings LLC
5.750% due 06/01/2022	1,500	1,579
Samson Investment Co.
9.750% due 02/15/2020	3,000	1,258
Sanchez Energy Corp.
6.125% due 01/15/2023	3,000	2,527
SandRidge Energy, Inc.
7.500% due 03/15/2021	1,000	645
7.500% due 02/15/2023	1,000	645
8.125% due 10/15/2022	1,000	635
SBA Communications Corp.
4.875% due 07/15/2022	2,500	2,412
5.625% due 10/01/2019	500	514
SBA Telecommunications, Inc.
5.750% due 07/15/2020	1,000	1,023
Schaeffler Finance BV
4.250% due 05/15/2021	3,000	2,940
4.750% due 05/15/2021	3,000	3,015
7.750% due 02/15/2017	1,000	1,100
Schaeffler Holding Finance BV (6.250% Cash or 6.250% PIK)
6.250% due 11/15/2019 (a)	1,750	1,811
Schaeffler Holding Finance BV (6.750% Cash or 6.750% PIK)
6.750% due 11/15/2022 (a)	4,000	4,200
Schaeffler Holding Finance BV (6.875% Cash or 7.625% PIK)
6.875% due 08/15/2018 (a)	3,500	3,666
Scientific Games International, Inc.
6.250% due 09/01/2020	1,250	881
7.000% due 01/01/2022	1,000	1,018
10.000% due 12/01/2022	1,500	1,382
Scotts Miracle-Gro Co.
6.625% due 12/15/2020	500	529
Sealed Air Corp.
4.875% due 12/01/2022	500	498
5.125% due 12/01/2024	1,000	1,013
5.250% due 04/01/2023	1,500	1,537
8.375% due 09/15/2021	1,000	1,123
Sensata Technologies BV
4.875% due 10/15/2023	2,250	2,250
5.625% due 11/01/2024	1,250	1,299
6.500% due 05/15/2019	1,500	1,564
Serta Simmons Holdings LLC
8.125% due 10/01/2020	1,500	1,594
ServiceMaster Co. LLC
7.000% due 08/15/2020	1,980	2,059
8.000% due 02/15/2020	650	687
Seventy Seven Energy, Inc.
6.500% due 07/15/2022	500	295
Seventy Seven Operating LLC
6.625% due 11/15/2019	1,000	765
Signode Industrial Group Lux S.A.
6.375% due 05/01/2022	3,000	2,940
Sinclair Television Group, Inc.
5.625% due 08/01/2024	1,500	1,459
6.125% due 10/01/2022	1,000	1,023
Smithfield Foods, Inc.
6.625% due 08/15/2022	3,000	3,150

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025	$500	$589
Softbank Corp.
4.500% due 04/15/2020	2,000	1,977
Sophia LP
9.750% due 01/15/2019	2,000	2,142
Spectrum Brands, Inc.
6.125% due 12/15/2024	1,000	1,020
6.375% due 11/15/2020	500	524
6.625% due 11/15/2022	2,500	2,656
Springs Industries, Inc.
6.250% due 06/01/2021	1,750	1,750
Starz LLC
5.000% due 09/15/2019	1,500	1,519
Steel Dynamics, Inc.
5.125% due 10/01/2021	1,000	1,019
5.500% due 10/01/2024	500	514
6.125% due 08/15/2019	500	528
6.375% due 08/15/2022	500	533
7.625% due 03/15/2020	1,500	1,571
Suburban Propane Partners LP
7.375% due 03/15/2020	275	287
7.375% due 08/01/2021	182	192
Sun Products Corp.
7.750% due 03/15/2021	2,000	1,700
SunGard Data Systems, Inc.
6.625% due 11/01/2019	1,000	1,015
7.625% due 11/15/2020	1,500	1,597
T-Mobile USA, Inc.
6.000% due 03/01/2023	1,250	1,256
6.250% due 04/01/2021	2,000	2,054
6.375% due 03/01/2025	2,000	2,037
6.625% due 11/15/2020	2,500	2,553
6.625% due 04/01/2023	3,000	3,087
6.731% due 04/28/2022	2,500	2,584
6.836% due 04/28/2023	2,000	2,072
Taminco Global Chemical Corp.
9.750% due 03/31/2020	1,500	1,644
Tenet Healthcare Corp.
4.375% due 10/01/2021	2,000	1,995
4.500% due 04/01/2021	6,000	6,037
5.000% due 03/01/2019	2,250	2,258
6.000% due 10/01/2020	1,000	1,076
8.000% due 08/01/2020	2,500	2,644
8.125% due 04/01/2022	1,000	1,120
Terex Corp.
6.000% due 05/15/2021	1,100	1,128
Tesoro Logistics LP
5.875% due 10/01/2020	391	394
6.250% due 10/15/2022	1,500	1,504
Time, Inc.
5.750% due 04/15/2022	1,750	1,697
TransDigm, Inc.
5.500% due 10/15/2020	3,000	2,947
6.000% due 07/15/2022	2,500	2,506
6.500% due 07/15/2024	4,000	4,040
TransUnion Holding Co., Inc. (8.125% Cash or 8.875% PIK)
8.125% due 06/15/2018 (a)	1,000	1,028
TransUnion Holding Co., Inc. (9.625% Cash or 10.375% PIK)
9.625% due 06/15/2018 (a)	500	512
TreeHouse Foods, Inc.
4.875% due 03/15/2022	2,000	2,030
Triumph Group, Inc.
4.875% due 04/01/2021	1,000	993

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tullow Oil PLC
6.250% due 04/15/2022		$2,000	$1,700
United Rentals North America, Inc.
6.125% due 06/15/2023		500	528
7.375% due 05/15/2020		1,000	1,085
7.625% due 04/15/2022		2,250	2,485
8.250% due 02/01/2021		1,500	1,642
Unitymedia Hessen GmbH & Co. KG
5.000% due 01/15/2025		1,000	1,005
5.500% due 01/15/2023		2,500	2,625
5.750% due 01/15/2023	EUR	1,500	1,970
7.500% due 03/15/2019		$500	526
7.500% due 03/15/2019	EUR	750	957
Unitymedia KabelBW GmbH
6.125% due 01/15/2025		$1,000	1,035
9.500% due 03/15/2021	EUR	300	407
Universal Health Services, Inc.
4.750% due 08/01/2022		$1,250	1,252
Univision Communications, Inc.
5.125% due 05/15/2023		2,500	2,537
6.750% due 09/15/2022		1,357	1,459
7.875% due 11/01/2020		1,500	1,605
8.500% due 05/15/2021		2,500	2,675
UPC Holding BV
6.375% due 09/15/2022	EUR	2,000	2,626
6.750% due 03/15/2023	CHF	1,000	1,102
6.750% due 03/15/2023	EUR	2,000	2,653
UPCB Finance Ltd.
7.250% due 11/15/2021		$2,500	2,747
USG Corp.
5.875% due 11/01/2021		2,500	2,537
8.375% due 10/15/2018		1,500	1,574
Valeant Pharmaceuticals International
5.625% due 12/01/2021		3,000	3,030
6.375% due 10/15/2020		1,000	1,049
6.750% due 08/15/2021		2,000	2,097
7.000% due 10/01/2020		1,500	1,590
7.250% due 07/15/2022		3,000	3,210
7.500% due 07/15/2021		3,000	3,251
VeriSign, Inc.
4.625% due 05/01/2023		2,000	1,970
Videotron Ltd.
5.375% due 06/15/2024		1,250	1,278
9.125% due 04/15/2018		52	54
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021		1,000	841
VWR Funding, Inc.
7.250% due 09/15/2017		1,500	1,573
WhiteWave Foods Co.
5.375% due 10/01/2022		750	774
Whiting Petroleum Corp.
5.750% due 03/15/2021		3,500	3,255
Wind Acquisition Finance S.A.
4.750% due 07/15/2020		2,000	1,875
7.375% due 04/23/2021		3,000	2,839
Windstream Corp.
7.750% due 10/15/2020		1,000	1,033
7.750% due 10/01/2021		500	513
Wise Metals Group LLC
8.750% due 12/15/2018		1,500	1,582
Wolverine World Wide, Inc.
6.125% due 10/15/2020		500	528
WPX Energy, Inc.
5.250% due 09/15/2024		1,000	935
WR Grace & Co-Conn
5.125% due 10/01/2021		1,000	1,028

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 10/01/2024	$900	$942
Wynn Las Vegas LLC
4.250% due 05/30/2023	1,000	955
5.375% due 03/15/2022	2,500	2,550
7.750% due 08/15/2020	1,000	1,070
Wynn Macau Ltd.
5.250% due 10/15/2021	2,000	1,890
XPO Logistics, Inc.
7.875% due 09/01/2019	1,500	1,575
Zebra Technologies Corp.
7.250% due 10/15/2022	1,000	1,053

		809,041

UTILITIES 9.0%
Access Midstream Partners LP
4.875% due 05/15/2023	2,000	2,040
6.125% due 07/15/2022	500	534
AES Corp.
3.234% due 06/01/2019	1,500	1,466
7.375% due 07/01/2021	2,250	2,554
8.000% due 10/15/2017	61	69
8.000% due 06/01/2020	1,500	1,721
9.750% due 04/15/2016	444	486
Atlas Pipeline Partners LP
5.875% due 08/01/2023	500	498
6.625% due 10/01/2020	1,000	1,023
Blue Racer Midstream LLC
6.125% due 11/15/2022	1,250	1,209
Calpine Corp.
5.375% due 01/15/2023	3,000	3,034
5.750% due 01/15/2025	3,000	3,041
Covanta Holding Corp.
5.875% due 03/01/2024	1,025	1,048
7.250% due 12/01/2020	500	534
Dynegy Finance, Inc.
6.750% due 11/01/2019	3,000	3,056
7.375% due 11/01/2022	2,000	2,037
7.625% due 11/01/2024	2,000	2,042
EP Energy LLC
6.875% due 05/01/2019	500	510
9.375% due 05/01/2020	4,500	4,567
Frontier Communications Corp.
6.875% due 01/15/2025	3,000	3,007
7.125% due 03/15/2019	1,125	1,237
LBC Tank Terminals Holding Netherlands BV
6.875% due 05/15/2023	1,000	1,010
MarkWest Energy Partners LP
4.500% due 07/15/2023	2,500	2,419
5.500% due 02/15/2023	750	763
6.750% due 11/01/2020	450	470
Midwest Generation LLC
8.560% due 01/02/2016	158	159
NGPL PipeCo LLC
7.119% due 12/15/2017	750	741
9.625% due 06/01/2019	1,000	1,008
Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,430
NRG Energy, Inc.
6.250% due 07/15/2022	2,250	2,312
6.250% due 05/01/2024	1,000	1,023
6.625% due 03/15/2023	1,500	1,567
7.625% due 01/15/2018	3,000	3,300
7.875% due 05/15/2021	1,000	1,083
8.250% due 09/01/2020	2,250	2,413
NSG Holdings LLC
7.750% due 12/15/2025	1,517	1,624

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Parsley Energy LLC
7.500% due 02/15/2022	$500	$476
Red Oak Power LLC
8.540% due 11/30/2019	691	741
RJS Power Holdings LLC
5.125% due 07/15/2019	2,000	1,985
Sabine Oil & Gas LLC
9.750% due 02/15/2017	1,500	795
Sprint Capital Corp.
6.875% due 11/15/2028	3,000	2,655
6.900% due 05/01/2019	3,000	3,075
8.750% due 03/15/2032	3,000	2,917
Sprint Communications, Inc.
6.000% due 11/15/2022	4,500	4,157
7.000% due 03/01/2020	1,500	1,627
8.375% due 08/15/2017	1,000	1,083
9.000% due 11/15/2018	1,500	1,710
Sprint Corp.
7.125% due 06/15/2024	3,500	3,272
7.250% due 09/15/2021	3,500	3,487
7.875% due 09/15/2023	2,000	1,984
Summit Midstream Holdings LLC
5.500% due 08/15/2022	1,250	1,194
Targa Resources Partners LP
4.125% due 11/15/2019	750	726
4.250% due 11/15/2023	2,000	1,830
5.250% due 05/01/2023	2,000	1,940
6.375% due 08/01/2022	375	382
Telecom Italia Capital S.A.
6.375% due 11/15/2033	1,000	1,030
Telecom Italia SpA
5.303% due 05/30/2024	5,100	5,183
Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,295	1,376
VimpelCom Holdings BV
7.504% due 03/01/2022	750	611
Virgin Media Finance PLC
6.000% due 10/15/2024	1,000	1,050
6.375% due 04/15/2023	2,000	2,105

		104,426

Total Corporate Bonds & Notes (Cost $1,047,886)		1,047,728

MORTGAGE-BACKED SECURITIES 0.2%
Bear Stearns ALT-A Trust
4.334% due 11/25/2036 ^	797	616
Citigroup Mortgage Loan Trust, Inc.
2.622% due 03/25/2034	8	8
Countrywide Alternative Loan Trust
0.395% due 05/20/2046 ^	125	91
Countrywide Home Loan Mortgage Pass-Through Trust
0.490% due 03/25/2035	77	59
2.526% due 05/20/2036	432	353
GSR Mortgage Loan Trust
2.789% due 04/25/2035	9	9
IndyMac Mortgage Loan Trust
6.000% due 07/25/2037	617	556
WaMu Mortgage Pass-Through Certificates Trust
2.017% due 12/25/2036 ^	469	412
2.233% due 09/25/2036 ^	30	27
Washington Mutual Mortgage Pass-Through Certificates Trust
1.083% due 05/25/2046	39	30

Total Mortgage-Backed Securities (Cost $1,538)		2,161

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.0%
Credit-Based Asset Servicing and Securitization LLC
0.225% due 01/25/2037 ^	$97	$44

Total Asset-Backed Securities (Cost $64)		44

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (d) 0.0%
		229

U.S. TREASURY BILLS 0.1%
0.036% due 01/22/2015 - 04/23/2015 (b)	1,676	1,676

Total Short-Term Instruments (Cost $1,905)		1,905

Total Investments in Securities (Cost $1,060,016)		1,060,465

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.6%

SHORT-TERM INSTRUMENTS 7.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.6%
PIMCO Short-Term Floating NAV Portfolio	1,011	$10
PIMCO Short-Term Floating NAV Portfolio III	8,833,103	87,554

Total Short-Term Instruments (Cost $88,021)		87,564

Total Investments in Affiliates (Cost $88,021)		87,564

Total Investments 99.0% (Cost $1,148,037)		$1,148,029

Financial Derivative Instruments (e)(g) 0.0% (Cost or Premiums, net $0)		530

Other Assets and Liabilities, net 1.0%		11,015

Net Assets 100.0%		$1,159,574

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$229	Fannie Mae 2.260% due 10/17/2022	$(234)	$229	$229

Total Repurchase Agreements						$(234)	$229	$229

(1)	Includes accrued interest.

As of December 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended December 31, 2014 was $1,642 at a weighted average interest rate of 0.637%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$229	$0	$0	$0	$229	$(234)	$(5)

Total Borrowings and Other Financing Transactions	$229	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-20 5-Year Index	5.000%	06/20/2018	$9,900	$738	$131	$8	$0
CDX.HY-22 5-Year Index	5.000%	06/20/2019	8,415	586	(45)	7	0
CDX.HY-23 5-Year Index	5.000%	12/20/2019	40,000	2,541	109	39	0

				$3,865	$195	$54	$0

Total Swap Agreements				$3,865	$195	$54	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(f)	Securities with an aggregate market value of $1,676 and cash of $1,270 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$54	$54	$0	$0	$0	$0

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	02/2015		CHF	933	$		964	$25	$0
	02/2015	$		2,404		EUR	1,959	0	(32)

GLM	02/2015		EUR	12,638	$		15,763	464	0

MSB	02/2015		GBP	4,266			6,667	19	0

Total Forward Foreign Currency Contracts								$508	$(32)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
CBK	$25	$0	$0	$25	$(32)	$0	$0	$(32)	$(7)	$0	$(7)
GLM	464	0	0	464	0	0	0	0	464	(260)	204
MSB	19	0	0	19	0	0	0	0	19	0	19

Total Over the Counter	$508	$0	$0	$508	$(32)	$0	$0	$(32)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

December 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$54	$0	$0	$0	$54

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$508	$0	$508

	$0	$54	$0	$508	$0	$562

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32	$0	$32

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$4,200	$0	$0	$0	$4,200

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,721	$0	$2,721
Swap Agreements	0	1,085	0	0	0	1,085

	$0	$1,085	$0	$2,721	$0	$3,806

	$0	$5,285	$0	$2,721	$0	$8,006

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(3,177)	$0	$0	$0	$(3,177)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$540	$0	$540
Swap Agreements	0	(1,065)	0	0	0	(1,065)

	$0	$(1,065)	$0	$540	$0	$(525)

	$0	$(4,242)	$0	$540	$0	$(3,702)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$8,627	$0	$8,627
Corporate Bonds & Notes
Banking & Finance	0	134,261	0	134,261
Industrials	0	808,192	849	809,041
Utilities	0	104,267	159	104,426
Mortgage-Backed Securities	0	2,161	0	2,161
Asset-Backed Securities	0	44	0	44
Short-Term Instruments
Repurchase Agreements	0	229	0	229
U.S. Treasury Bills	0	1,676	0	1,676
	$0	$1,059,457	$1,008	$1,060,465

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$87,564	$0	$0	$87,564

Total Investments	$87,564	$1,059,457	$1,008	$1,148,029

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	54	0	54
Over the counter	0	508	0	508
	$0	$562	$0	$562

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(32)	$0	$(32)

Totals	$87,564	$1,059,987	$1,008	$1,148,559

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2014	19

Notes to Financial Statements (Cont.)

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after

December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.
■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2014	21

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market

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value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2014, the Portfolio had $7,963,312 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of

ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements (Cont.)

investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$95,903	$357,579	$(453,470)	$(19)	$17	$10	$179	$0

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Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$0	$169,869	$(81,800)	$(58)	$(457)	$87,554	$569	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Line of Credit  The Portfolio has entered into a credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. There is a maximum available commitment amount for the Portfolio equal to $65,000,000. The Portfolio paid commitment fees of $37,566 on the line of credit as of December 31, 2014, which were in interest expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(c) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the

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Notes to Financial Statements (Cont.)

change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap.

These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the

26	PIMCO VARIABLE INSURANCE TRUST

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swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$5,024	$415,993	$421,042

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	71	$576	55	$438
Administrative Class	44,503	361,310	52,964	425,715
Advisor Class	10,530	85,356	10,717	86,099
Issued as reinvestment of distributions
Institutional Class	33	267	37	301
Administrative Class	7,685	62,360	7,179	57,822
Advisor Class	262	2,134	334	2,697
Cost of shares redeemed
Institutional Class	(102)	(824)	(201)	(1,601)
Administrative Class	(51,772)	(417,731)	(42,298)	(339,581)
Advisor Class	(14,326)	(115,380)	(13,303)	(106,773)
Net increase (decrease) resulting from Portfolio share transactions	(3,116)	$(21,932)	15,484	$125,117

As of December 31, 2014, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 61% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$7,108	$17,635	$517	$(379)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

ANNUAL REPORT	DECEMBER 31, 2014	31

Notes to Financial Statements (Cont.)

December 31, 2014

(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,147,877	$25,660	$(25,508)	$152

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$64,761	$—	$—
12/31/2013	$60,827	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

32	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

ANNUAL REPORT	DECEMBER 31, 2014	33

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
CHF	Swiss Franc	GBP	British Pound	USD (or $)	United States Dollar
EUR	Euro

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ALT	Alternate Loan Trust	PIK	Payment-in-Kind	TBD %	Interest rate to be determined when loan settles
MSCI	Morgan Stanley Capital International

34	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

0.25%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.22%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2014	35

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	37

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

38	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT39AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO High Yield Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection – a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

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The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

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In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

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U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

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U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

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Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

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U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

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Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

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Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart

4	PIMCO VARIABLE INSURANCE TRUST

measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	91.3%
Short-Term Instruments‡	7.8%
Bank Loan Obligations	0.7%
Mortgage-Backed Securities	0.2%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	Class Inception (03/31/2006)
PIMCO High Yield Portfolio Advisor Class	3.23%	8.01%	6.47%
The BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	3.49%	8.71%	7.45%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.85% for Advisor Class shares.

± The BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$985.60	$1,020.98
Expenses Paid During Period†	$4.33	$4.40
Net Annualized Expense Ratio	0.86%	0.86%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	An underweight to the energy sector added to returns as the sector underperformed the broader high yield bond market over the reporting period.

»	An overweight to the healthcare sector added to returns as the sector outperformed the broader high yield bond market over the reporting period.

»	An underweight to the metals and mining sector added to returns as the sector underperformed the broader high yield bond market over the reporting period.

»	An underweight to the banking sector for the majority of the reporting period detracted from returns as the sector outperformed the broader high yield bond market.

»	An underweight to the retail sector detracted from returns as the sector outperformed the broader high yield bond market.

»	Exposure to below B-rated issues detracted from returns as this quality cohort underperformed the broader high yield bond market.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO High Yield Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014		12/31/2013	12/31/2012	12/31/2011	12/31/2010

Advisor Class
Net asset value beginning of year	$8.07		$8.06	$7.47	$7.75	$7.28
Net investment income (a)	0.40		0.41	0.42	0.50	0.53
Net realized/unrealized gain (loss)	(0.14)		0.03	0.61	(0.25)	0.48
Net increase from investment operations	0.26		0.44	1.03	0.25	1.01
Dividends from net investment income	(0.42)		(0.43)	(0.44)	(0.53)	(0.54)
Total distributions	(0.42)		(0.43)	(0.44)	(0.53)	(0.54)
Net asset value end of year	$7.91		$8.07	$8.06	$7.47	$7.75
Total return	3.23%		5.63%	14.18%	3.24%	14.35%
Net assets end of year (000s)	$18,879		$47,764	$65,863	$65,200	$21,861
Ratio of expenses to average net assets	0.85	% (b)	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average net assets excluding interest expense	0.85%		0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	4.91%		5.13%	5.41%	6.49%	6.92%
Portfolio turnover rate	37%		41%	43%	68%	64%

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Ratio of expenses to average net assets includes line of credit expenses

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$1,060,465
Investments in Affiliates	87,564
Financial Derivative Instruments
Exchange-traded or centrally cleared	54
Over the counter	508
Cash	1
Deposits with counterparty	1,270
Foreign currency, at value	531
Receivable for investments sold	251
Receivable for Portfolio shares sold	2,017
Interest and dividends receivable	17,271
Dividends receivable from Affiliates	539
Other assets	27
1,170,498

Liabilities:
Financial Derivative Instruments
Over the counter	$32
Payable for investments purchased	8,374
Payable for investments in Affiliates purchased	539
Deposits from counterparty	260
Payable for Portfolio shares redeemed	948
Accrued investment advisory fees	253
Accrued supervisory and administrative fees	355
Accrued distribution fees	4
Accrued servicing fees	149
Other liabilities	10
10,924

Net Assets	$1,159,574

Net Assets Consist of:
Paid in capital	$1,134,693
Undistributed net investment income	6,165
Accumulated undistributed net realized gain	18,071
Net unrealized appreciation	645
$1,159,574

Net Assets:
Institutional Class	$4,766
Administrative Class	1,135,929
Advisor Class	18,879

Shares Issued and Outstanding:
Institutional Class	603
Administrative Class	143,631
Advisor Class	2,387

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$7.91
Administrative Class	7.91
Advisor Class	7.91

Cost of Investments in Securities	$1,060,016
Cost of Investments in Affiliates	$88,021
Cost of Foreign Currency Held	$535

* Includes repurchase agreements of:	$229

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$70,184
Dividends	143
Dividends from Investments in Affiliates	748
Total Income	71,075

Expenses:
Investment advisory fees	3,061
Supervisory and administrative fees	4,286
Servicing fees - Administrative Class	1,767
Distribution and/or servicing fees - Advisor Class	104
Trustee fees	15
Interest expense	49
Total Expenses	9,282

Net Investment Income	61,793

Net Realized Gain (Loss):
Investments in securities	18,942
Investments in Affiliates	(77)
Exchange-traded or centrally cleared financial derivative instruments	4,200
Over the counter financial derivative instruments	3,806
Foreign currency	(65)
Net Realized Gain	26,806

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(46,005)
Investments in Affiliates	(440)
Exchange-traded or centrally cleared financial derivative instruments	(3,177)
Over the counter financial derivative instruments	(525)
Foreign currency assets and liabilities	(45)
Net Change in Unrealized (Depreciation)	(50,192)
Net (Loss)	(23,386)

Net Increase in Net Assets Resulting from Operations	$38,407

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$61,793	$58,254
Net realized gain	26,806	14,038
Net change in unrealized (depreciation)	(50,192)	(10,660)
Net increase in net assets resulting from operations	38,407	61,632

Distributions to Shareholders:
From net investment income
Institutional Class	(267)	(301)
Administrative Class	(62,360)	(57,829)
Advisor Class	(2,134)	(2,697)

Total Distributions	(64,761)	(60,827)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(21,932)	125,117

Total Increase (Decrease) in Net Assets	(48,286)	125,922

Net Assets:
Beginning of year	1,207,860	1,081,938
End of year*	$1,159,574	$1,207,860

* Including undistributed net investment income of:	$6,165	$2,793

**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.4%

BANK LOAN OBLIGATIONS 0.7%
Acadia Healthcare Co., Inc.
TBD% due 11/04/2015		$1,000	$996
Dollar Tree Stores, Inc.
TBD% due 08/06/2015		7,000	6,967
MPH Acquisition Holdings LLC
3.750% due 03/31/2021		682	664

Total Bank Loan Obligations (Cost $8,623)			8,627

CORPORATE BONDS & NOTES 90.4%

BANKING & FINANCE 11.6%
A-S Co-Issuer Subsidiary, Inc.
7.875% due 12/15/2020		1,000	1,025
AerCap Ireland Capital Ltd.
3.750% due 05/15/2019		1,500	1,487
4.500% due 05/15/2021		3,000	3,041
5.000% due 10/01/2021		1,000	1,038
Ally Financial, Inc.
3.500% due 07/18/2016		1,000	1,014
4.750% due 09/10/2018		1,000	1,038
5.125% due 09/30/2024		2,000	2,035
6.250% due 12/01/2017		2,500	2,706
7.500% due 09/15/2020		2,795	3,284
8.000% due 03/15/2020		1,607	1,900
8.000% due 11/01/2031		1,167	1,488
Bank of America Corp.
6.250% due 09/05/2024 (c)		1,250	1,242
Barclays Bank PLC
7.625% due 11/21/2022		1,000	1,095
Barclays PLC
8.000% due 12/15/2020 (c)	EUR	2,000	2,531
8.250% due 12/15/2018 (c)		$750	770
CBRE Services, Inc.
5.000% due 03/15/2023		2,000	2,054
CIT Group, Inc.
4.250% due 08/15/2017		2,000	2,045
5.000% due 08/15/2022		8,000	8,250
5.250% due 03/15/2018		2,500	2,612
5.500% due 02/15/2019		2,000	2,116
CNL Lifestyle Properties, Inc.
7.250% due 04/15/2019		1,500	1,541
Corrections Corp. of America
4.625% due 05/01/2023		2,500	2,419
Credit Agricole S.A.
6.625% due 09/23/2019 (c)		1,500	1,457
7.875% due 01/23/2024 (c)		5,500	5,613
Credit Suisse
6.500% due 08/08/2023		750	825
Credit Suisse Group AG
6.250% due 12/18/2024 (c)		3,500	3,377
7.500% due 12/11/2023 (c)		1,000	1,042
Crown Castle International Corp.
4.875% due 04/15/2022		1,500	1,518
5.250% due 01/15/2023		5,000	5,125
Denali Borrower LLC
5.625% due 10/15/2020		6,000	6,258
E*TRADE Financial Corp.
6.375% due 11/15/2019		2,000	2,130
General Motors Financial Co., Inc.
2.750% due 05/15/2016		250	255
3.250% due 05/15/2018		2,000	2,007
4.250% due 05/15/2023		3,000	3,067
Greystar Real Estate Partners LLC
8.250% due 12/01/2022		1,250	1,278

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hockey Merger Sub, Inc.
7.875% due 10/01/2021		$3,000	$2,992
International Lease Finance Corp.
5.875% due 08/15/2022		1,000	1,088
6.250% due 05/15/2019		2,000	2,190
8.750% due 03/15/2017		2,000	2,220
Intesa Sanpaolo SpA
5.017% due 06/26/2024		1,250	1,215
iStar Financial, Inc.
5.000% due 07/01/2019		1,500	1,462
Jefferies Finance LLC
6.875% due 04/15/2022		1,500	1,380
7.375% due 04/01/2020		2,000	1,870
LBG Capital PLC
7.625% due 10/14/2020	EUR	250	329
7.869% due 08/25/2020	GBP	600	951
8.000% due 06/15/2020 (c)		$200	214
9.125% due 07/15/2020	GBP	500	782
Lloyds Banking Group PLC
7.500% due 06/27/2024 (c)		$7,500	7,650
Navient Corp.
4.875% due 06/17/2019		2,000	2,011
5.000% due 06/15/2018		450	448
5.000% due 10/26/2020		1,000	984
5.875% due 10/25/2024		2,000	1,910
6.125% due 03/25/2024		3,500	3,447
8.000% due 03/25/2020		1,000	1,107
8.450% due 06/15/2018		2,000	2,235
OneMain Financial Holdings, Inc.
6.750% due 12/15/2019		500	511
7.250% due 12/15/2021		625	644
Provident Funding Associates LP
6.750% due 06/15/2021		500	488
Realogy Group LLC
4.500% due 04/15/2019		1,000	995
Regions Financial Corp.
7.375% due 12/10/2037		1,500	1,985
Royal Bank of Scotland Group PLC
5.125% due 05/28/2024		2,100	2,140
7.648% due 09/30/2031 (c)		1,000	1,170
Societe Generale S.A.
6.000% due 01/27/2020 (c)		1,500	1,369
7.875% due 12/18/2023 (c)		2,500	2,428
Sophia Holding Finance LP (9.625% Cash or 9.625% PIK)
9.625% due 12/01/2018 (a)		250	252
Springleaf Finance Corp.
6.900% due 12/15/2017		2,000	2,135
UniCredit SpA
8.000% due 06/03/2024 (c)		1,360	1,328
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	1,000	1,648

			134,261

INDUSTRIALS 69.8%
Accudyne Industries Borrower
7.750% due 12/15/2020		$3,000	2,850
Activision Blizzard, Inc.
5.625% due 09/15/2021		1,000	1,053
6.125% due 09/15/2023		3,000	3,240
ADT Corp.
3.500% due 07/15/2022		3,500	2,992
4.125% due 06/15/2023		2,500	2,269
4.875% due 07/15/2042		1,000	744
6.250% due 10/15/2021		2,000	2,060

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AECOM Technology Corp.
5.750% due 10/15/2022		$625	$641
5.875% due 10/15/2024		1,000	1,025
Aguila S.A.
7.875% due 01/31/2018		2,500	2,425
Air Medical Group Holdings, Inc.
9.250% due 11/01/2018		1,000	1,046
Albea Beauty Holdings S.A.
8.375% due 11/01/2019		1,000	1,055
Alcoa, Inc.
5.125% due 10/01/2024		1,500	1,593
Alere, Inc.
8.625% due 10/01/2018		1,500	1,556
Aleris International, Inc.
7.625% due 02/15/2018		2,000	2,022
7.875% due 11/01/2020		750	750
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		2,750	2,667
Allegion U.S. Holding Co., Inc.
5.750% due 10/01/2021		1,000	1,063
Alliance Data Systems Corp.
5.375% due 08/01/2022		750	743
6.375% due 04/01/2020		1,250	1,283
Allison Transmission, Inc.
7.125% due 05/15/2019		1,000	1,051
Alphabet Holding Co., Inc. (7.750% Cash or 8.500% PIK)
7.750% due 11/01/2017 (a)		1,500	1,275
Altice S.A.
7.750% due 05/15/2022		5,000	5,022
AMC Networks, Inc.
4.750% due 12/15/2022		2,000	1,950
7.750% due 07/15/2021		600	645
American Builders & Contractors Supply Co., Inc.
5.625% due 04/15/2021		2,000	2,015
Amsted Industries, Inc.
5.000% due 03/15/2022		2,000	1,972
5.375% due 09/15/2024		1,000	978
Anixter, Inc.
5.125% due 10/01/2021		500	503
Antero Resources Corp.
5.125% due 12/01/2022		2,000	1,895
Antero Resources Finance Corp.
5.375% due 11/01/2021		1,000	971
6.000% due 12/01/2020		1,000	1,003
Aramark Services, Inc.
5.750% due 03/15/2020		2,000	2,075
Arch Coal, Inc.
7.000% due 06/15/2019		500	153
7.250% due 06/15/2021		1,000	296
Arqiva Broadcast Finance PLC
9.500% due 03/31/2020	GBP	1,000	1,718
Ashland, Inc.
4.750% due 08/15/2022		$4,000	4,020
6.875% due 05/15/2043		1,250	1,338
Ashtead Capital, Inc.
6.500% due 07/15/2022		1,000	1,068
Associated Materials LLC
9.125% due 11/01/2017		1,500	1,245
Avaya, Inc.
7.000% due 04/01/2019		1,250	1,225
Axalta Coating Systems U.S. Holdings, Inc.
7.375% due 05/01/2021		1,000	1,065
Axiall Corp.
4.875% due 05/15/2023		1,000	948
B&G Foods, Inc.
4.625% due 06/01/2021		2,000	1,960

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ball Corp.
4.000% due 11/15/2023		$2,500	$2,425
Baytex Energy Corp.
5.125% due 06/01/2021		750	641
5.625% due 06/01/2024		750	640
BC ULC
6.000% due 04/01/2022		1,750	1,802
Belden, Inc.
5.250% due 07/15/2024		1,000	965
5.500% due 09/01/2022		2,000	1,995
Berry Plastics Corp.
9.750% due 01/15/2021		2,000	2,232
Beverage Packaging Holdings Luxembourg S.A.
5.625% due 12/15/2016		1,500	1,474
Big Heart Pet Brands
7.625% due 02/15/2019		2,769	2,727
Biomet, Inc.
6.500% due 08/01/2020		4,000	4,290
6.500% due 10/01/2020		5,000	5,287
BMC Software Finance, Inc.
8.125% due 07/15/2021		1,500	1,418
Boise Cascade Co.
6.375% due 11/01/2020		750	791
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (a)		1,000	855
Brakes Capital
7.125% due 12/15/2018	GBP	750	1,163
Bristow Group, Inc.
6.250% due 10/15/2022		$400	400
Building Materials Corp. of America
5.375% due 11/15/2024		4,000	4,010
6.750% due 05/01/2021		2,000	2,120
Bumble Bee Holdings, Inc.
9.000% due 12/15/2017		1,288	1,354
Cablevision Systems Corp.
5.875% due 09/15/2022		2,000	2,032
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020		1,000	765
Calcipar S.A.
6.875% due 05/01/2018		500	505
California Resources Corp.
5.500% due 09/15/2021		1,500	1,290
6.000% due 11/15/2024		4,000	3,400
Capella Healthcare, Inc.
9.250% due 07/01/2017		1,000	1,041
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (a)		3,000	3,036
Carlson Wagonlit BV
6.875% due 06/15/2019		750	788
Cascades, Inc.
5.500% due 07/15/2022		750	749
Case New Holland Industrial, Inc.
7.875% due 12/01/2017		1,250	1,381
Catamaran Corp.
4.750% due 03/15/2021		1,000	1,003
CBS Outdoor Americas Capital LLC
5.250% due 02/15/2022		500	505
5.625% due 02/15/2024		500	504
5.875% due 03/15/2025		1,000	1,010
CCO Holdings LLC
5.125% due 02/15/2023		3,000	2,944
5.250% due 09/30/2022		5,000	5,006
5.750% due 09/01/2023		2,750	2,795
6.625% due 01/31/2022		1,000	1,066
CCOH Safari LLC
5.500% due 12/01/2022		1,125	1,145
5.750% due 12/01/2024		3,000	3,041

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Celanese U.S. Holdings LLC
4.625% due 11/15/2022		$1,000	$995
Cequel Communications Holdings LLC
5.125% due 12/15/2021		3,000	2,925
6.375% due 09/15/2020		1,650	1,716
CeramTec Group GmbH
8.250% due 08/15/2021	EUR	1,000	1,307
CHC Helicopter S.A.
9.250% due 10/15/2020		$2,250	2,216
Chemtura Corp.
5.750% due 07/15/2021		1,500	1,470
Chesapeake Energy Corp.
4.875% due 04/15/2022		3,000	2,932
5.750% due 03/15/2023		5,000	5,175
Churchill Downs, Inc.
5.375% due 12/15/2021		500	503
Cimarex Energy Co.
4.375% due 06/01/2024		1,000	958
5.875% due 05/01/2022		500	523
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		3,500	3,610
7.625% due 03/15/2020		4,000	4,230
CNH Industrial Capital LLC
3.375% due 07/15/2019		500	480
3.625% due 04/15/2018		2,000	1,980
Coeur Mining, Inc.
7.875% due 02/01/2021		1,000	793
Columbus International, Inc.
7.375% due 03/30/2021		1,250	1,305
CommScope, Inc.
5.000% due 06/15/2021		1,000	990
5.500% due 06/15/2024		1,000	990
Community Health Systems, Inc.
5.125% due 08/01/2021		2,000	2,085
6.875% due 02/01/2022		3,000	3,193
7.125% due 07/15/2020		2,000	2,135
8.000% due 11/15/2019		2,000	2,140
Concho Resources, Inc.
5.500% due 04/01/2023		750	757
6.500% due 01/15/2022		1,750	1,837
CONSOL Energy, Inc.
5.875% due 04/15/2022		1,000	935
Constellation Brands, Inc.
4.250% due 05/01/2023		2,000	1,990
4.750% due 11/15/2024		500	508
6.000% due 05/01/2022		1,000	1,110
Constellium NV
5.750% due 05/15/2024		500	438
Continental Airlines Pass-Through Trust
7.373% due 06/15/2017		80	84
ConvaTec Finance International S.A. (8.250% Cash or 9.000% PIK)
8.250% due 01/15/2019 (a)		3,000	3,047
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		3,000	3,169
Cott Beverages, Inc.
5.375% due 07/01/2022		1,000	920
Crimson Merger Sub, Inc.
6.625% due 05/15/2022		10,000	9,000
Crown Americas LLC
4.500% due 01/15/2023		3,000	2,925
CSC Holdings LLC
5.250% due 06/01/2024		1,500	1,511
7.625% due 07/15/2018		1,000	1,128
7.875% due 02/15/2018		1,000	1,126
8.625% due 02/15/2019		1,000	1,166

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CST Brands, Inc.
5.000% due 05/01/2023	$1,250	$1,269
Darling Ingredients, Inc.
5.375% due 01/15/2022	3,000	2,966
DaVita HealthCare Partners, Inc.
5.125% due 07/15/2024	4,000	4,087
5.750% due 08/15/2022	3,000	3,191
Denbury Resources, Inc.
4.625% due 07/15/2023	1,000	873
5.500% due 05/01/2022	1,000	920
Digicel Group Ltd.
7.125% due 04/01/2022	2,000	1,865
8.250% due 09/30/2020	1,000	975
Digicel Ltd.
6.000% due 04/15/2021	1,000	938
DISH DBS Corp.
5.000% due 03/15/2023	5,000	4,850
5.875% due 07/15/2022	5,000	5,137
5.875% due 11/15/2024	1,875	1,889
6.750% due 06/01/2021	1,000	1,078
7.875% due 09/01/2019	750	853
DJO Finance LLC
7.750% due 04/15/2018	3,500	3,412
9.750% due 10/15/2017	500	503
Dresser-Rand Group, Inc.
6.500% due 05/01/2021	750	810
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	1,250	1,130
Eagle Spinco, Inc.
4.625% due 02/15/2021	3,500	3,329
Endo Finance LLC
5.750% due 01/15/2022	3,500	3,509
Endo Finance LLC & Endo Finco, Inc.
5.375% due 01/15/2023	2,000	1,965
7.000% due 12/15/2020	1,500	1,581
EnPro Industries, Inc.
5.875% due 09/15/2022	1,125	1,140
Envision Healthcare Corp.
5.125% due 07/01/2022	2,000	1,990
Era Group, Inc.
7.750% due 12/15/2022	750	776
First Data Corp.
6.750% due 11/01/2020	2,275	2,434
8.250% due 01/15/2021	4,000	4,300
12.625% due 01/15/2021	3,000	3,570
First Quality Finance Co., Inc.
4.625% due 05/15/2021	2,500	2,300
First Quantum Minerals Ltd.
6.750% due 02/15/2020	1,140	1,037
7.000% due 02/15/2021	2,500	2,262
7.250% due 05/15/2022	1,000	903
Florida East Coast Holdings Corp.
6.750% due 05/01/2019	500	496
FMG Resources Pty. Ltd.
6.875% due 04/01/2022	2,000	1,672
8.250% due 11/01/2019	2,000	1,827
Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020	750	758
4.750% due 10/15/2024	1,250	1,269
5.625% due 07/31/2019	1,000	1,073
5.875% due 01/31/2022	1,250	1,363
FTS International, Inc.
6.250% due 05/01/2022	875	652
Gannett Co., Inc.
4.875% due 09/15/2021	500	498
5.500% due 09/15/2024	1,000	1,005

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gardner Denver, Inc.
6.875% due 08/15/2021	$9,000	$8,685
Gates Global LLC
6.000% due 07/15/2022	4,000	3,851
General Cable Corp.
5.750% due 10/01/2022	1,250	919
General Motors Co.
5.000% due 04/01/2035	625	653
5.200% due 04/01/2045	625	661
Geo Group, Inc.
5.125% due 04/01/2023	1,000	988
Getty Images, Inc.
7.000% due 10/15/2020	3,000	2,370
GLP Capital LP
5.375% due 11/01/2023	1,500	1,560
Graphic Packaging International, Inc.
4.875% due 11/15/2022	500	504
Griffon Corp.
5.250% due 03/01/2022	3,000	2,842
Grifols Worldwide Operations Ltd.
5.250% due 04/01/2022	1,250	1,282
Gulfport Energy Corp.
7.750% due 11/01/2020	1,500	1,474
H&E Equipment Services, Inc.
7.000% due 09/01/2022	750	775
HCA Holdings, Inc.
6.250% due 02/15/2021	4,000	4,270
7.750% due 05/15/2021	1,500	1,607
HCA, Inc.
4.750% due 05/01/2023	5,000	5,100
5.000% due 03/15/2024	2,500	2,575
5.875% due 05/01/2023	1,750	1,848
7.190% due 11/15/2015	180	188
7.500% due 02/15/2022	4,000	4,580
8.000% due 10/01/2018	2,000	2,295
HD Supply, Inc.
5.250% due 12/15/2021	1,500	1,530
7.500% due 07/15/2020	5,500	5,789
11.000% due 04/15/2020	2,000	2,290
11.500% due 07/15/2020	1,250	1,438
Hearthside Group Holdings LLC
6.500% due 05/01/2022	2,000	1,960
Hertz Corp.
5.875% due 10/15/2020	500	506
6.250% due 10/15/2022	500	508
6.750% due 04/15/2019	2,000	2,070
7.375% due 01/15/2021	1,500	1,582
Hexion U.S. Finance Corp.
6.625% due 04/15/2020	1,500	1,477
8.875% due 02/01/2018	1,000	893
Hiland Partners LP
5.500% due 05/15/2022	1,250	1,103
7.250% due 10/01/2020	500	478
Hilton Worldwide Finance LLC
5.625% due 10/15/2021	3,500	3,675
HJ Heinz Co.
4.250% due 10/15/2020	4,000	4,050
HJ Heinz Finance Co.
7.125% due 08/01/2039	1,500	1,624
Hologic, Inc.
6.250% due 08/01/2020	2,000	2,090
Hospira, Inc.
5.800% due 08/12/2023	1,000	1,121
Hughes Satellite Systems Corp.
6.500% due 06/15/2019	500	539
7.625% due 06/15/2021	1,000	1,105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Huntington Ingalls Industries, Inc.
5.000% due 12/15/2021	$750	$764
Huntsman International LLC
4.875% due 11/15/2020	2,000	1,995
5.125% due 11/15/2022	1,500	1,481
8.625% due 03/15/2021	2,000	2,155
Igloo Holdings Corp. (8.250% Cash or 9.000% PIK)
8.250% due 12/15/2017 (a)	600	607
iHeartCommunications, Inc.
9.000% due 03/01/2021	2,500	2,459
IHS, Inc.
5.000% due 11/01/2022	625	622
Immucor, Inc.
11.125% due 08/15/2019	1,000	1,085
IMS Health, Inc.
6.000% due 11/01/2020	2,000	2,065
Ineos Finance PLC
7.500% due 05/01/2020	2,000	2,107
INEOS Group Holdings S.A.
6.125% due 08/15/2018	1,500	1,447
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023	4,000	3,991
6.625% due 12/15/2022	2,500	2,581
7.250% due 10/15/2020	2,000	2,117
7.500% due 04/01/2021	3,500	3,758
Intelsat Luxembourg S.A.
7.750% due 06/01/2021	1,500	1,509
8.125% due 06/01/2023	2,000	2,050
Interactive Data Corp.
5.875% due 04/15/2019	2,250	2,244
Jaguar Holding Co.
9.500% due 12/01/2019	1,000	1,076
Jaguar Holding Co. (9.375% Cash or 10.125% PIK)
9.375% due 10/15/2017 (a)	2,000	2,049
Jaguar Land Rover Automotive PLC
8.125% due 05/15/2021	2,000	2,200
Jarden Corp.
7.500% due 05/01/2017	1,500	1,650
JMC Steel Group, Inc.
8.250% due 03/15/2018	2,000	1,907
Kinder Morgan, Inc.
7.000% due 02/01/2018	500	553
Kindred Healthcare, Inc.
6.375% due 04/15/2022	2,500	2,394
Kinetic Concepts, Inc.
10.500% due 11/01/2018	3,500	3,815
12.500% due 11/01/2019	1,500	1,665
KLX, Inc.
5.875% due 12/01/2022	1,500	1,519
Kodiak Oil & Gas Corp.
5.500% due 01/15/2021	500	504
L Brands, Inc.
5.625% due 02/15/2022	1,250	1,350
Lamar Media Corp.
5.000% due 05/01/2023	1,000	995
5.875% due 02/01/2022	500	521
Land O’ Lakes, Inc.
6.000% due 11/15/2022	1,000	1,075
Laredo Petroleum, Inc.
7.375% due 05/01/2022	1,000	940
9.500% due 02/15/2019	1,500	1,500
LifePoint Hospitals, Inc.
5.500% due 12/01/2021	2,000	2,055
LIN Television Corp.
5.875% due 11/15/2022	750	744
Live Nation Entertainment, Inc.
7.000% due 09/01/2020	1,000	1,060

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LKQ Corp.
4.750% due 05/15/2023	$1,500	$1,447
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023	4,000	3,850
5.750% due 08/01/2022	3,000	3,086
Manitowoc Co., Inc.
5.875% due 10/15/2022	1,250	1,275
8.500% due 11/01/2020	2,000	2,170
Masonite International Corp.
8.250% due 04/15/2021	2,500	2,681
MCE Finance Ltd.
5.000% due 02/15/2021	2,000	1,880
MGM Resorts International
6.000% due 03/15/2023	2,000	2,020
6.625% due 12/15/2021	5,000	5,275
6.750% due 10/01/2020	3,000	3,157
7.625% due 01/15/2017	2,000	2,160
7.750% due 03/15/2022	2,000	2,220
8.625% due 02/01/2019	1,500	1,708
MHGE Parent LLC
8.500% due 08/01/2019	1,500	1,468
MPH Acquisition Holdings LLC
6.625% due 04/01/2022	3,500	3,587
MSCI, Inc.
5.250% due 11/15/2024	500	519
Multi-Color Corp.
6.125% due 12/01/2022	1,000	1,003
Murphy Oil USA, Inc.
6.000% due 08/15/2023	1,250	1,313
NBTY, Inc.
9.000% due 10/01/2018	1,500	1,522
NCL Corp. Ltd.
5.250% due 11/15/2019	1,000	1,013
NCR Corp.
4.625% due 02/15/2021	1,500	1,462
5.000% due 07/15/2022	2,000	1,960
5.875% due 12/15/2021	500	516
6.375% due 12/15/2023	500	523
NCSG Crane & Heavy Haul Services
9.500% due 08/15/2019	1,000	860
NeuStar, Inc.
4.500% due 01/15/2023	400	351
Newfield Exploration Co.
6.875% due 02/01/2020	1,050	1,071
Nexteer Automotive Group Ltd.
5.875% due 11/15/2021	750	754
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021	2,000	2,050
Nielsen Finance LLC
4.500% due 10/01/2020	1,500	1,515
5.000% due 04/15/2022	1,000	1,010
NOVA Chemicals Corp.
5.000% due 05/01/2025	500	498
Novelis, Inc.
8.750% due 12/15/2020	3,500	3,727
Numericable SFR
4.875% due 05/15/2019	1,000	995
6.000% due 05/15/2022	4,000	4,027
6.250% due 05/15/2024	4,000	4,035
NXP BV
5.750% due 03/15/2023	3,000	3,165
Oasis Petroleum, Inc.
6.500% due 11/01/2021	1,000	915
6.875% due 03/15/2022	2,000	1,830
6.875% due 01/15/2023	1,000	915
Omnicare, Inc.
4.750% due 12/01/2022	500	509

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 12/01/2024	$375	$386
Oshkosh Corp.
8.500% due 03/01/2020	175	184
Par Pharmaceutical Cos., Inc.
7.375% due 10/15/2020	1,000	1,050
Party City Holdings, Inc.
8.875% due 08/01/2020	2,500	2,681
Peabody Energy Corp.
6.000% due 11/15/2018	1,250	1,141
6.250% due 11/15/2021	2,500	2,147
Penn National Gaming, Inc.
5.875% due 11/01/2021	1,500	1,403
Perstorp Holding AB
8.750% due 05/15/2017	3,000	2,955
11.000% due 08/15/2017	1,250	1,228
Petco Animal Supplies, Inc.
9.250% due 12/01/2018	2,500	2,625
Petco Holdings, Inc. (8.500% Cash or 9.250% PIK)
8.500% due 10/15/2017 (a)	2,000	2,035
PHH Corp.
6.375% due 08/15/2021	750	691
Pinnacle Entertainment, Inc.
6.375% due 08/01/2021	1,500	1,552
7.500% due 04/15/2021	2,000	2,095
Pinnacle Foods Finance LLC
4.875% due 05/01/2021	3,000	2,932
Pinnacle Operating Corp.
9.000% due 11/15/2020	500	516
Ply Gem Industries, Inc.
6.500% due 02/01/2022	3,000	2,831
Post Holdings, Inc.
6.750% due 12/01/2021	3,500	3,404
7.375% due 02/15/2022	2,000	2,005
Prestige Brands, Inc.
5.375% due 12/15/2021	2,500	2,469
8.125% due 02/01/2020	500	535
PVH Corp.
4.500% due 12/15/2022	2,500	2,481
Qualitytech LP
5.875% due 08/01/2022	2,000	2,015
Range Resources Corp.
5.000% due 08/15/2022	1,000	1,005
5.000% due 03/15/2023	2,000	2,010
5.750% due 06/01/2021	500	519
6.750% due 08/01/2020	750	784
Regency Energy Partners LP
4.500% due 11/01/2023	1,500	1,384
5.500% due 04/15/2023	1,500	1,455
Rex Energy Corp.
6.250% due 08/01/2022	2,000	1,497
Rexel S.A.
6.125% due 12/15/2019	1,000	1,035
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020	5,000	5,150
6.875% due 02/15/2021	1,500	1,573
7.875% due 08/15/2019	1,000	1,056
8.250% due 02/15/2021	3,000	3,090
8.500% due 05/15/2018	1,175	1,204
9.875% due 08/15/2019	3,000	3,195
Rice Energy, Inc.
6.250% due 05/01/2022	250	234
Rockies Express Pipeline LLC
5.625% due 04/15/2020	1,000	988
6.000% due 01/15/2019	1,500	1,511
Ryland Group, Inc.
5.375% due 10/01/2022	1,000	975

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	$750	$741
5.625% due 04/15/2023	2,000	1,965
5.750% due 05/15/2024	4,000	3,945
Sable International Finance Ltd.
8.750% due 02/01/2020	1,000	1,090
Salix Pharmaceuticals Ltd.
6.000% due 01/15/2021	500	511
Sally Holdings LLC
5.750% due 06/01/2022	1,500	1,579
Samson Investment Co.
9.750% due 02/15/2020	3,000	1,258
Sanchez Energy Corp.
6.125% due 01/15/2023	3,000	2,527
SandRidge Energy, Inc.
7.500% due 03/15/2021	1,000	645
7.500% due 02/15/2023	1,000	645
8.125% due 10/15/2022	1,000	635
SBA Communications Corp.
4.875% due 07/15/2022	2,500	2,412
5.625% due 10/01/2019	500	514
SBA Telecommunications, Inc.
5.750% due 07/15/2020	1,000	1,023
Schaeffler Finance BV
4.250% due 05/15/2021	3,000	2,940
4.750% due 05/15/2021	3,000	3,015
7.750% due 02/15/2017	1,000	1,100
Schaeffler Holding Finance BV (6.250% Cash or 6.250% PIK)
6.250% due 11/15/2019 (a)	1,750	1,811
Schaeffler Holding Finance BV (6.750% Cash or 6.750% PIK)
6.750% due 11/15/2022 (a)	4,000	4,200
Schaeffler Holding Finance BV (6.875% Cash or 7.625% PIK)
6.875% due 08/15/2018 (a)	3,500	3,666
Scientific Games International, Inc.
6.250% due 09/01/2020	1,250	881
7.000% due 01/01/2022	1,000	1,018
10.000% due 12/01/2022	1,500	1,382
Scotts Miracle-Gro Co.
6.625% due 12/15/2020	500	529
Sealed Air Corp.
4.875% due 12/01/2022	500	498
5.125% due 12/01/2024	1,000	1,013
5.250% due 04/01/2023	1,500	1,537
8.375% due 09/15/2021	1,000	1,123
Sensata Technologies BV
4.875% due 10/15/2023	2,250	2,250
5.625% due 11/01/2024	1,250	1,299
6.500% due 05/15/2019	1,500	1,564
Serta Simmons Holdings LLC
8.125% due 10/01/2020	1,500	1,594
ServiceMaster Co. LLC
7.000% due 08/15/2020	1,980	2,059
8.000% due 02/15/2020	650	687
Seventy Seven Energy, Inc.
6.500% due 07/15/2022	500	295
Seventy Seven Operating LLC
6.625% due 11/15/2019	1,000	765
Signode Industrial Group Lux S.A.
6.375% due 05/01/2022	3,000	2,940
Sinclair Television Group, Inc.
5.625% due 08/01/2024	1,500	1,459
6.125% due 10/01/2022	1,000	1,023
Smithfield Foods, Inc.
6.625% due 08/15/2022	3,000	3,150

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025	$500	$589
Softbank Corp.
4.500% due 04/15/2020	2,000	1,977
Sophia LP
9.750% due 01/15/2019	2,000	2,142
Spectrum Brands, Inc.
6.125% due 12/15/2024	1,000	1,020
6.375% due 11/15/2020	500	524
6.625% due 11/15/2022	2,500	2,656
Springs Industries, Inc.
6.250% due 06/01/2021	1,750	1,750
Starz LLC
5.000% due 09/15/2019	1,500	1,519
Steel Dynamics, Inc.
5.125% due 10/01/2021	1,000	1,019
5.500% due 10/01/2024	500	514
6.125% due 08/15/2019	500	528
6.375% due 08/15/2022	500	533
7.625% due 03/15/2020	1,500	1,571
Suburban Propane Partners LP
7.375% due 03/15/2020	275	287
7.375% due 08/01/2021	182	192
Sun Products Corp.
7.750% due 03/15/2021	2,000	1,700
SunGard Data Systems, Inc.
6.625% due 11/01/2019	1,000	1,015
7.625% due 11/15/2020	1,500	1,597
T-Mobile USA, Inc.
6.000% due 03/01/2023	1,250	1,256
6.250% due 04/01/2021	2,000	2,054
6.375% due 03/01/2025	2,000	2,037
6.625% due 11/15/2020	2,500	2,553
6.625% due 04/01/2023	3,000	3,087
6.731% due 04/28/2022	2,500	2,584
6.836% due 04/28/2023	2,000	2,072
Taminco Global Chemical Corp.
9.750% due 03/31/2020	1,500	1,644
Tenet Healthcare Corp.
4.375% due 10/01/2021	2,000	1,995
4.500% due 04/01/2021	6,000	6,037
5.000% due 03/01/2019	2,250	2,258
6.000% due 10/01/2020	1,000	1,076
8.000% due 08/01/2020	2,500	2,644
8.125% due 04/01/2022	1,000	1,120
Terex Corp.
6.000% due 05/15/2021	1,100	1,128
Tesoro Logistics LP
5.875% due 10/01/2020	391	394
6.250% due 10/15/2022	1,500	1,504
Time, Inc.
5.750% due 04/15/2022	1,750	1,697
TransDigm, Inc.
5.500% due 10/15/2020	3,000	2,947
6.000% due 07/15/2022	2,500	2,506
6.500% due 07/15/2024	4,000	4,040
TransUnion Holding Co., Inc. (8.125% Cash or 8.875% PIK)
8.125% due 06/15/2018 (a)	1,000	1,028
TransUnion Holding Co., Inc. (9.625% Cash or 10.375% PIK)
9.625% due 06/15/2018 (a)	500	512
TreeHouse Foods, Inc.
4.875% due 03/15/2022	2,000	2,030
Triumph Group, Inc.
4.875% due 04/01/2021	1,000	993

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tullow Oil PLC
6.250% due 04/15/2022		$2,000	$1,700
United Rentals North America, Inc.
6.125% due 06/15/2023		500	528
7.375% due 05/15/2020		1,000	1,085
7.625% due 04/15/2022		2,250	2,485
8.250% due 02/01/2021		1,500	1,642
Unitymedia Hessen GmbH & Co. KG
5.000% due 01/15/2025		1,000	1,005
5.500% due 01/15/2023		2,500	2,625
5.750% due 01/15/2023	EUR	1,500	1,970
7.500% due 03/15/2019		$500	526
7.500% due 03/15/2019	EUR	750	957
Unitymedia KabelBW GmbH
6.125% due 01/15/2025		$1,000	1,035
9.500% due 03/15/2021	EUR	300	407
Universal Health Services, Inc.
4.750% due 08/01/2022		$1,250	1,252
Univision Communications, Inc.
5.125% due 05/15/2023		2,500	2,537
6.750% due 09/15/2022		1,357	1,459
7.875% due 11/01/2020		1,500	1,605
8.500% due 05/15/2021		2,500	2,675
UPC Holding BV
6.375% due 09/15/2022	EUR	2,000	2,626
6.750% due 03/15/2023	CHF	1,000	1,102
6.750% due 03/15/2023	EUR	2,000	2,653
UPCB Finance Ltd.
7.250% due 11/15/2021		$2,500	2,747
USG Corp.
5.875% due 11/01/2021		2,500	2,537
8.375% due 10/15/2018		1,500	1,574
Valeant Pharmaceuticals International
5.625% due 12/01/2021		3,000	3,030
6.375% due 10/15/2020		1,000	1,049
6.750% due 08/15/2021		2,000	2,097
7.000% due 10/01/2020		1,500	1,590
7.250% due 07/15/2022		3,000	3,210
7.500% due 07/15/2021		3,000	3,251
VeriSign, Inc.
4.625% due 05/01/2023		2,000	1,970
Videotron Ltd.
5.375% due 06/15/2024		1,250	1,278
9.125% due 04/15/2018		52	54
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021		1,000	841
VWR Funding, Inc.
7.250% due 09/15/2017		1,500	1,573
WhiteWave Foods Co.
5.375% due 10/01/2022		750	774
Whiting Petroleum Corp.
5.750% due 03/15/2021		3,500	3,255
Wind Acquisition Finance S.A.
4.750% due 07/15/2020		2,000	1,875
7.375% due 04/23/2021		3,000	2,839
Windstream Corp.
7.750% due 10/15/2020		1,000	1,033
7.750% due 10/01/2021		500	513
Wise Metals Group LLC
8.750% due 12/15/2018		1,500	1,582
Wolverine World Wide, Inc.
6.125% due 10/15/2020		500	528
WPX Energy, Inc.
5.250% due 09/15/2024		1,000	935
WR Grace & Co-Conn
5.125% due 10/01/2021		1,000	1,028

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 10/01/2024	$900	$942
Wynn Las Vegas LLC
4.250% due 05/30/2023	1,000	955
5.375% due 03/15/2022	2,500	2,550
7.750% due 08/15/2020	1,000	1,070
Wynn Macau Ltd.
5.250% due 10/15/2021	2,000	1,890
XPO Logistics, Inc.
7.875% due 09/01/2019	1,500	1,575
Zebra Technologies Corp.
7.250% due 10/15/2022	1,000	1,053

		809,041

UTILITIES 9.0%
Access Midstream Partners LP
4.875% due 05/15/2023	2,000	2,040
6.125% due 07/15/2022	500	534
AES Corp.
3.234% due 06/01/2019	1,500	1,466
7.375% due 07/01/2021	2,250	2,554
8.000% due 10/15/2017	61	69
8.000% due 06/01/2020	1,500	1,721
9.750% due 04/15/2016	444	486
Atlas Pipeline Partners LP
5.875% due 08/01/2023	500	498
6.625% due 10/01/2020	1,000	1,023
Blue Racer Midstream LLC
6.125% due 11/15/2022	1,250	1,209
Calpine Corp.
5.375% due 01/15/2023	3,000	3,034
5.750% due 01/15/2025	3,000	3,041
Covanta Holding Corp.
5.875% due 03/01/2024	1,025	1,048
7.250% due 12/01/2020	500	534
Dynegy Finance, Inc.
6.750% due 11/01/2019	3,000	3,056
7.375% due 11/01/2022	2,000	2,037
7.625% due 11/01/2024	2,000	2,042
EP Energy LLC
6.875% due 05/01/2019	500	510
9.375% due 05/01/2020	4,500	4,567
Frontier Communications Corp.
6.875% due 01/15/2025	3,000	3,007
7.125% due 03/15/2019	1,125	1,237
LBC Tank Terminals Holding Netherlands BV
6.875% due 05/15/2023	1,000	1,010
MarkWest Energy Partners LP
4.500% due 07/15/2023	2,500	2,419
5.500% due 02/15/2023	750	763
6.750% due 11/01/2020	450	470
Midwest Generation LLC
8.560% due 01/02/2016	158	159
NGPL PipeCo LLC
7.119% due 12/15/2017	750	741
9.625% due 06/01/2019	1,000	1,008
Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,430
NRG Energy, Inc.
6.250% due 07/15/2022	2,250	2,312
6.250% due 05/01/2024	1,000	1,023
6.625% due 03/15/2023	1,500	1,567
7.625% due 01/15/2018	3,000	3,300
7.875% due 05/15/2021	1,000	1,083
8.250% due 09/01/2020	2,250	2,413
NSG Holdings LLC
7.750% due 12/15/2025	1,517	1,624

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Parsley Energy LLC
7.500% due 02/15/2022	$500	$476
Red Oak Power LLC
8.540% due 11/30/2019	691	741
RJS Power Holdings LLC
5.125% due 07/15/2019	2,000	1,985
Sabine Oil & Gas LLC
9.750% due 02/15/2017	1,500	795
Sprint Capital Corp.
6.875% due 11/15/2028	3,000	2,655
6.900% due 05/01/2019	3,000	3,075
8.750% due 03/15/2032	3,000	2,917
Sprint Communications, Inc.
6.000% due 11/15/2022	4,500	4,157
7.000% due 03/01/2020	1,500	1,627
8.375% due 08/15/2017	1,000	1,083
9.000% due 11/15/2018	1,500	1,710
Sprint Corp.
7.125% due 06/15/2024	3,500	3,272
7.250% due 09/15/2021	3,500	3,487
7.875% due 09/15/2023	2,000	1,984
Summit Midstream Holdings LLC
5.500% due 08/15/2022	1,250	1,194
Targa Resources Partners LP
4.125% due 11/15/2019	750	726
4.250% due 11/15/2023	2,000	1,830
5.250% due 05/01/2023	2,000	1,940
6.375% due 08/01/2022	375	382
Telecom Italia Capital S.A.
6.375% due 11/15/2033	1,000	1,030
Telecom Italia SpA
5.303% due 05/30/2024	5,100	5,183
Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,295	1,376
VimpelCom Holdings BV
7.504% due 03/01/2022	750	611
Virgin Media Finance PLC
6.000% due 10/15/2024	1,000	1,050
6.375% due 04/15/2023	2,000	2,105

		104,426

Total Corporate Bonds & Notes (Cost $1,047,886)		1,047,728

MORTGAGE-BACKED SECURITIES 0.2%
Bear Stearns ALT-A Trust
4.334% due 11/25/2036 ^	797	616
Citigroup Mortgage Loan Trust, Inc.
2.622% due 03/25/2034	8	8
Countrywide Alternative Loan Trust
0.395% due 05/20/2046 ^	125	91
Countrywide Home Loan Mortgage Pass-Through Trust
0.490% due 03/25/2035	77	59
2.526% due 05/20/2036	432	353
GSR Mortgage Loan Trust
2.789% due 04/25/2035	9	9
IndyMac Mortgage Loan Trust
6.000% due 07/25/2037	617	556
WaMu Mortgage Pass-Through Certificates Trust
2.017% due 12/25/2036 ^	469	412
2.233% due 09/25/2036 ^	30	27
Washington Mutual Mortgage Pass-Through Certificates Trust
1.083% due 05/25/2046	39	30

Total Mortgage-Backed Securities (Cost $1,538)		2,161

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.0%
Credit-Based Asset Servicing and Securitization LLC
0.225% due 01/25/2037 ^	$97	$44

Total Asset-Backed Securities (Cost $64)		44

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (d) 0.0%
		229

U.S. TREASURY BILLS 0.1%
0.036% due 01/22/2015 - 04/23/2015 (b)	1,676	1,676

Total Short-Term Instruments (Cost $1,905)		1,905

Total Investments in Securities (Cost $1,060,016)		1,060,465

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.6%

SHORT-TERM INSTRUMENTS 7.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.6%
PIMCO Short-Term Floating NAV Portfolio	1,011	$10
PIMCO Short-Term Floating NAV Portfolio III	8,833,103	87,554

Total Short-Term Instruments (Cost $88,021)		87,564

Total Investments in Affiliates (Cost $88,021)		87,564

Total Investments 99.0% (Cost $1,148,037)		$1,148,029

Financial Derivative Instruments (e)(g) 0.0% (Cost or Premiums, net $0)		530

Other Assets and Liabilities, net 1.0%		11,015

Net Assets 100.0%		$1,159,574

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$229	Fannie Mae 2.260% due 10/17/2022	$(234)	$229	$229

Total Repurchase Agreements						$(234)	$229	$229

(1)	Includes accrued interest.

As of December 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended December 31, 2014 was $1,642 at a weighted average interest rate of 0.637%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$229	$0	$0	$0	$229	$(234)	$(5)

Total Borrowings and Other Financing Transactions	$229	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-20 5-Year Index	5.000%	06/20/2018	$9,900	$738	$131	$8	$0
CDX.HY-22 5-Year Index	5.000%	06/20/2019	8,415	586	(45)	7	0
CDX.HY-23 5-Year Index	5.000%	12/20/2019	40,000	2,541	109	39	0

				$3,865	$195	$54	$0

Total Swap Agreements				$3,865	$195	$54	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(f)	Securities with an aggregate market value of $1,676 and cash of $1,270 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$54	$54	$0	$0	$0	$0

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	02/2015		CHF	933	$		964	$25	$0
	02/2015	$		2,404		EUR	1,959	0	(32)

GLM	02/2015		EUR	12,638	$		15,763	464	0

MSB	02/2015		GBP	4,266			6,667	19	0

Total Forward Foreign Currency Contracts								$508	$(32)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
CBK	$25	$0	$0	$25	$(32)	$0	$0	$(32)	$(7)	$0	$(7)
GLM	464	0	0	464	0	0	0	0	464	(260)	204
MSB	19	0	0	19	0	0	0	0	19	0	19

Total Over the Counter	$508	$0	$0	$508	$(32)	$0	$0	$(32)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

December 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$54	$0	$0	$0	$54

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$508	$0	$508

	$0	$54	$0	$508	$0	$562

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32	$0	$32

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$4,200	$0	$0	$0	$4,200

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,721	$0	$2,721
Swap Agreements	0	1,085	0	0	0	1,085

	$0	$1,085	$0	$2,721	$0	$3,806

	$0	$5,285	$0	$2,721	$0	$8,006

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(3,177)	$0	$0	$0	$(3,177)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$540	$0	$540
Swap Agreements	0	(1,065)	0	0	0	(1,065)

	$0	$(1,065)	$0	$540	$0	$(525)

	$0	$(4,242)	$0	$540	$0	$(3,702)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$8,627	$0	$8,627
Corporate Bonds & Notes
Banking & Finance	0	134,261	0	134,261
Industrials	0	808,192	849	809,041
Utilities	0	104,267	159	104,426
Mortgage-Backed Securities	0	2,161	0	2,161
Asset-Backed Securities	0	44	0	44
Short-Term Instruments
Repurchase Agreements	0	229	0	229
U.S. Treasury Bills	0	1,676	0	1,676
	$0	$1,059,457	$1,008	$1,060,465

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$87,564	$0	$0	$87,564

Total Investments	$87,564	$1,059,457	$1,008	$1,148,029

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	54	0	54
Over the counter	0	508	0	508
	$0	$562	$0	$562

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(32)	$0	$(32)

Totals	$87,564	$1,059,987	$1,008	$1,148,559

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2014	19

Notes to Financial Statements (Cont.)

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after

December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.
■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2014	21

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2014, the Portfolio had $7,963,312 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of

ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements (Cont.)

investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$95,903	$357,579	$(453,470)	$(19)	$17	$10	$179	$0

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$0	$169,869	$(81,800)	$(58)	$(457)	$87,554	$569	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Line of Credit  The Portfolio has entered into a credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. There is a maximum available commitment amount for the Portfolio equal to $65,000,000. The Portfolio paid commitment fees of $37,566 on the line of credit as of December 31, 2014, which were in interest expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(c) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the

ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements (Cont.)

change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap.

These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$5,024	$415,993	$421,042

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	71	$576	55	$438
Administrative Class	44,503	361,310	52,964	425,715
Advisor Class	10,530	85,356	10,717	86,099
Issued as reinvestment of distributions
Institutional Class	33	267	37	301
Administrative Class	7,685	62,360	7,179	57,822
Advisor Class	262	2,134	334	2,697
Cost of shares redeemed
Institutional Class	(102)	(824)	(201)	(1,601)
Administrative Class	(51,772)	(417,731)	(42,298)	(339,581)
Advisor Class	(14,326)	(115,380)	(13,303)	(106,773)
Net increase (decrease) resulting from Portfolio share transactions	(3,116)	$(21,932)	15,484	$125,117

As of December 31, 2014, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 61% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$7,108	$17,635	$517	$(379)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

ANNUAL REPORT	DECEMBER 31, 2014	31

Notes to Financial Statements (Cont.)

December 31, 2014

(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,147,877	$25,660	$(25,508)	$152

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$64,761	$—	$—
12/31/2013	$60,827	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

32	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

ANNUAL REPORT	DECEMBER 31, 2014	33

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
CHF	Swiss Franc	GBP	British Pound	USD (or $)	United States Dollar
EUR	Euro

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ALT	Alternate Loan Trust	PIK	Payment-in-Kind	TBD %	Interest rate to be determined when loan settles
MSCI	Morgan Stanley Capital International

34	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

0.25%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.22%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2014	35

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	37

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

38	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT37AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Long-Term U.S. Government Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

4	PIMCO VARIABLE INSURANCE TRUST

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	77.2%
U.S. Government Agencies	13.1%
Short-Term Instruments‡	7.3%
Mortgage-Backed Securities	1.4%
Corporate Bonds & Notes	0.6%
Other	0.4%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	10 Years	Class Inception (04/30/1999)
PIMCO Long-Term U.S. Government Portfolio Administrative Class	24.01%	9.97%	7.69%	8.09%
Barclays Long-Term Treasury Index±	25.07%	9.96%	7.54%	7.66%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.655% for Administrative Class shares.

± Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,107.30	$1,022.07
Expenses Paid During Period†	$3.44	$3.31
Net Annualized Expense Ratio	0.645%	0.645%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»

A below-benchmark U.S. duration (or sensitivity to changes in market interest rates) on the long portion of the U.S. Treasury yield curve detracted from performance as long maturity U.S. Treasury yields declined during the reporting period.

»	The Portfolio’s emphasis on the short-term portion of the yield curve detracted from performance as the two- to thirty-year U.S. Treasury yield spread flattened during the reporting period.

»	An out-of-benchmark allocation to non-Agency mortgage-backed securities benefited performance as prices on these securities generally rose during the reporting period.

»	An out-of-benchmark allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as break-even inflation rates declined during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year	$9.94	$12.35	$13.38	$10.99	$10.44
Net investment income (a)	0.29	0.33	0.35	0.32	0.37
Net realized/unrealized gain (loss)	2.07	(1.90)	0.24	2.68	0.84
Net increase (decrease) from investment operations	2.36	(1.57)	0.59	3.00	1.21
Dividends from net investment income	(0.25)	(0.27)	(0.29)	(0.33)	(0.42)
Distributions from net realized capital gains	0.00	(0.57)	(1.33)	(0.28)	(0.24)
Total distributions	(0.25)	(0.84)	(1.62)	(0.61)	(0.66)
Net asset value end of year	$12.05	$9.94	$12.35	$13.38	$10.99
Total return	24.01%	(12.95)%	4.43%	27.83%	11.60%
Net assets end of year (000s)	$164,694	$136,507	$155,100	$164,086	$133,568
Ratio of expenses to average net assets	0.645%	0.655%	0.665%	0.625%	0.625%
Ratio of expenses to average net assets excluding interest expense	0.625%	0.625%	0.625%	0.625%	0.625%
Ratio of net investment income to average net assets	2.65%	2.93%	2.61%	2.71%	3.31%
Portfolio turnover rate	132%	63%	81%	556%	344%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$204,353
Investments in Affiliates	15,629
Financial Derivative Instruments
Exchange-traded or centrally cleared	4
Over the counter	156
Cash	1
Deposits with counterparty	119
Receivable for investments sold	101,008
Receivable for Portfolio shares sold	150
Interest receivable	1,274
Dividends receivable from Affiliates	40
Other assets	38
322,772

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$131,488
Financial Derivative Instruments
Exchange-traded or centrally cleared	10
Over the counter	240
Payable for investments in Affiliates purchased	40
Payable for Portfolio shares redeemed	2,438
Accrued investment advisory fees	37
Accrued supervisory and administrative fees	42
Accrued distribution fees	3
Accrued servicing fees	22
Other liabilities	2
134,322

Net Assets	$188,450

Net Assets Consist of:
Paid in capital	$176,695
Undistributed net investment income	2,357
Accumulated net realized (loss)	(2,222)
Net unrealized appreciation	11,620
$188,450

Net Assets:
Institutional Class	$8,356
Administrative Class	164,694
Advisor Class	15,400

Shares Issued and Outstanding:
Institutional Class	694
Administrative Class	13,668
Advisor Class	1,278

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.05
Administrative Class	12.05
Advisor Class	12.05

Cost of Investments in Securities	$192,759
Cost of Investments in Affiliates	$15,657
Cost or Premiums of Financial Derivative Instruments, net	$(142)

* Includes repurchase agreements of:	$506

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$5,669
Dividends from Investments in Affiliates	87
Total Income	5,756

Expenses:
Investment advisory fees	394
Supervisory and administrative fees	437
Servicing fees - Administrative Class	230
Distribution and/or servicing fees - Advisor Class	34
Trustee fees	2
Interest expense	31
Total Expenses	1,128

Net Investment Income	4,628

Net Realized Gain (Loss):
Investments in securities	483
Investments in Affiliates	(9)
Exchange-traded or centrally cleared financial derivative instruments	2,239
Over the counter financial derivative instruments	138
Net Realized Gain	2,851

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	29,843
Investments in Affiliates	(28)
Exchange-traded or centrally cleared financial derivative instruments	59
Over the counter financial derivative instruments	105
Net Change in Unrealized Appreciation	29,979
Net Gain	32,830

Net Increase in Net Assets Resulting from Operations	$37,458

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$4,628	$4,824
Net realized gain (loss)	2,851	(1,708)
Net change in unrealized appreciation (depreciation)	29,979	(26,231)
Net increase (decrease) in net assets resulting from operations	37,458	(23,115)

Distributions to Shareholders:
From net investment income
Institutional Class	(193)	(222)
Administrative Class	(3,517)	(3,365)
Advisor Class	(300)	(330)
From net realized capital gains
Institutional Class	0	(451)
Administrative Class	0	(7,383)
Advisor Class	0	(726)

Total Distributions	(4,010)	(12,477)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(2,290)	15,167

Total Increase (Decrease) in Net Assets	31,158	(20,425)

Net Assets:
Beginning of year	157,292	177,717
End of year*	$188,450	$157,292

* Including undistributed net investment income of:	$2,357	$1,747

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.4%

CORPORATE BONDS & NOTES 0.7%

BANKING & FINANCE 0.3%
Private Export Funding Corp.
5.000% due 12/15/2016	$500	$541

INDUSTRIALS 0.4%
Vessel Management Services, Inc.
3.432% due 08/15/2036	700	719

Total Corporate Bonds & Notes (Cost $1,200)		1,260

U.S. GOVERNMENT AGENCIES 15.3%
Fannie Mae
0.000% due 06/01/2017	700	684
0.230% due 07/25/2037	31	30
0.620% due 08/25/2021	4	4
0.770% due 08/25/2022	2	2
1.070% due 04/25/2032	6	6
2.226% due 01/01/2033	12	12
4.250% due 05/25/2037	69	77
4.500% due 06/25/2019	114	119
5.000% due 04/25/2032 - 08/25/2033	331	373
5.500% due 12/25/2035	110	124
6.080% due 09/01/2028	64	86
6.500% due 07/25/2031	175	195
6.625% due 11/15/2030	300	446
Fannie Mae Strips
0.000% due 05/15/2030 - 11/15/2030	2,500	1,506
Federal Housing Administration
6.896% due 07/01/2020	94	92
Financing Corp.
0.000% due 09/26/2019	1,500	1,372
10.700% due 10/06/2017	650	816
Freddie Mac
0.561% due 01/15/2033	14	14
0.861% due 02/15/2027	4	4
1.161% due 02/15/2021	7	7
1.315% due 10/25/2044	47	48
4.000% due 06/15/2032 - 09/15/2044	3,685	3,919
5.400% due 03/17/2021	1,000	1,055
5.500% due 08/15/2030 - 02/15/2034	665	718
5.625% due 11/23/2035	600	625
6.750% due 03/15/2031	200	301
7.000% due 07/15/2023 - 12/01/2031	17	18
8.250% due 06/01/2016	350	387
Freddie Mac Strips
0.000% due 03/15/2031 - 07/15/2032	2,800	1,588
Ginnie Mae
2.000% due 08/20/2030	5	5
5.500% due 01/20/2036	816	946
6.000% due 08/20/2033	1,580	1,776
Israel Government AID Bond
0.000% due 02/15/2023 - 05/15/2023	1,800	1,455
5.500% due 04/26/2024	400	497
Overseas Private Investment Corp.
4.736% due 03/15/2022	248	273

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residual Funding Corp. Strips
0.000% due 10/15/2020 - 01/15/2030	$4,000	$2,919
Resolution Funding Corp.
8.125% due 10/15/2019	1,600	2,064
Resolution Funding Corp. Strips
0.000% due 01/15/2020 - 04/15/2029	4,100	2,993
Small Business Administration
5.240% due 08/01/2023	174	189
5.290% due 12/01/2027	228	253
Tennessee Valley Authority
4.625% due 09/15/2060	400	457
Tennessee Valley Authority Strips
0.000% due 05/01/2030	800	485

Total U.S. Government Agencies (Cost $26,089)		28,940

U.S. TREASURY OBLIGATIONS 90.1%
U.S. Treasury Bonds
2.750% due 08/15/2042 (c)	700	700
2.750% due 11/15/2042 (c)	1,500	1,500
3.125% due 11/15/2041 (c)	5,800	6,268
3.125% due 02/15/2042 (c)	17,000	18,320
3.125% due 02/15/2043 (c)	6,650	7,147
3.375% due 05/15/2044 (c)	30,400	34,257
3.625% due 08/15/2043 (c)	13,900	16,362
3.750% due 11/15/2043 (c)	6,900	8,303
3.875% due 08/15/2040 (c)	1,300	1,589
4.375% due 11/15/2039 (c)	20,400	26,769
4.500% due 08/15/2039 (c)	6,400	8,538
4.625% due 02/15/2040	400	544
5.500% due 08/15/2028	700	957
6.000% due 02/15/2026 (c)	1,900	2,605
6.500% due 11/15/2026	1,000	1,440
U.S. Treasury Inflation Protected Securities (a)
0.750% due 02/15/2042	946	923
1.375% due 02/15/2044	1,324	1,506
2.000% due 01/15/2026	239	275
3.625% due 04/15/2028	294	405
U.S. Treasury Notes
1.625% due 11/15/2022	900	873
2.500% due 05/15/2024	16,400	16,884
U.S. Treasury Strips
0.000% due 05/15/2031	200	130
0.000% due 05/15/2032	100	63
0.000% due 11/15/2032	3,300	2,044
0.000% due 02/15/2033	1,700	1,044
0.000% due 05/15/2033	700	427
0.000% due 08/15/2033	500	303
0.000% due 11/15/2033	3,000	1,806
0.000% due 05/15/2034	1,600	950
0.000% due 02/15/2040	900	451
0.000% due 05/15/2040	1,250	623
0.000% due 08/15/2040	6,650	3,279
0.000% due 11/15/2042	5,400	2,451

Total U.S. Treasury Obligations (Cost $160,965)		169,736

MORTGAGE-BACKED SECURITIES 1.6%
Banc of America Commercial Mortgage Trust
5.634% due 07/10/2046	742	777
Bear Stearns Adjustable Rate Mortgage Trust
2.504% due 04/25/2033	96	97
2.597% due 04/25/2033	14	13
2.710% due 10/25/2035	45	45

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.732% due 01/25/2034	$15	$15
2.786% due 02/25/2034	24	23
Countrywide Alternative Loan Trust
0.380% due 05/25/2035	74	63
Countrywide Home Loan Mortgage Pass-Through Trust
0.490% due 03/25/2035	138	106
Credit Suisse First Boston Mortgage Securities Corp.
2.248% due 07/25/2033	24	24
2.528% due 11/25/2032	7	7
First Republic Mortgage Loan Trust
0.511% due 11/15/2031	91	85
HarborView Mortgage Loan Trust
0.294% due 03/19/2037	69	59
0.384% due 05/19/2035	60	50
2.711% due 07/19/2035	43	39
Impac CMB Trust
4.636% due 09/25/2034	255	260
JPMorgan Mortgage Trust
2.576% due 07/25/2035	222	227
MASTR Asset Securitization Trust
5.500% due 09/25/2033	47	49
Residential Accredit Loans, Inc. Trust
0.570% due 01/25/2033	2	2
0.570% due 03/25/2033	10	10
6.000% due 06/25/2036	97	82
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	9	10
Sequoia Mortgage Trust
0.515% due 07/20/2033	96	91
Structured Adjustable Rate Mortgage Loan Trust
0.390% due 05/25/2037	154	130
Structured Asset Mortgage Investments Trust
0.824% due 09/19/2032	88	86
1.004% due 10/19/2033	40	36
Wachovia Bank Commercial Mortgage Trust
5.572% due 10/15/2048	263	278
WaMu Mortgage Pass-Through Certificates Trust
1.113% due 08/25/2046	335	284
1.513% due 08/25/2042	3	3
2.163% due 10/25/2046	86	79
Washington Mutual Mortgage Pass-Through Certificates Trust
2.026% due 02/25/2033	2	2
2.225% due 02/25/2033	2	2
2.225% due 05/25/2033	6	6

Total Mortgage-Backed Securities (Cost $3,143)		3,040

ASSET-BACKED SECURITIES 0.4%
Bear Stearns Asset-Backed Securities Trust
1.170% due 11/25/2042	59	56
L.A. Arena Funding LLC
7.656% due 12/15/2026	42	47
Renaissance Home Equity Loan Trust
0.670% due 12/25/2033	27	27
1.035% due 08/25/2033	5	5
SLM Student Loan Trust
1.734% due 04/25/2023	706	726
Specialty Underwriting & Residential Finance Trust
0.850% due 01/25/2034	12	10

Total Asset-Backed Securities (Cost $856)		871

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (b) 0.3%
		$506

Total Short-Term Instruments (Cost $506)		506

Total Investments in Securities (Cost $192,759)		204,353

	SHARES
INVESTMENTS IN AFFILIATES 8.3%

SHORT-TERM INSTRUMENTS 8.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.3%
PIMCO Short-Term Floating NAV Portfolio	1,686	17
PIMCO Short-Term Floating NAV Portfolio III	1,575,064	15,612

Total Short-Term Instruments (Cost $15,657)		15,629

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $15,657)	$15,629

Total Investments 116.7% (Cost $208,416)	$219,982

Financial Derivative Instruments (d)(e) 0.0% (Cost or Premiums, net $(142))	(90)

Other Assets and Liabilities, net (16.7%)	(31,442)

Net Assets 100.0%	$188,450

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$506	Fannie Mae 2.260% due 10/17/2022	$(516)	$506	$506

Total Repurchase Agreements						$(516)	$506	$506

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.420%	12/22/2014	01/21/2015	$(4,716)	$(4,724)
	0.450%	12/31/2014	01/08/2015	(8,557)	(8,563)
FOB	0.210%	01/02/2015	01/06/2015	(100,804)	(100,838)
GSC	0.350%	12/09/2014	01/09/2015	(109)	(109)
	0.350%	12/16/2014	01/16/2015	(6,465)	(6,474)
	0.420%	12/16/2014	01/07/2015	(4,877)	(4,881)
	0.420%	12/18/2014	01/16/2015	(924)	(926)
TDM	0.340%	12/08/2014	01/08/2015	(4,969)	(4,973)

Total Sale-Buyback Transactions					$(131,488)

(2)

As of December 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2014 was $17,317 at a weighted average interest rate of 0.176%.

(3)	Payable for sale-buyback transactions includes $56 of deferred price drop on sale-buyback transactions.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(c)	Securities with an aggregate market value of $131,324 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$506	$0	$0	$0	$506	$(516)	$(10)

Master Securities Forward Transaction Agreement
BCY	0	0	(13,287)	0	(13,287)	13,262	(25)
FOB	0	0	(100,838)	0	(100,838)	100,569	(269)
GSC	0	0	(12,390)	0	(12,390)	12,310	(80)
TDM	0	0	(4,973)	0	(4,973)	4,914	(59)

Total Borrowings and Other Financing Transactions	$506	$0	$(131,488)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	Long	06/2016	173	$16	$4	$0
90-Day Eurodollar June Futures	Short	06/2017	173	(49)	0	(9)

Total Futures Contracts				$(33)	$4	$(9)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.850%	12/04/2019	$2,000	$(11)	$(7)	$0	$(1)

Total Swap Agreements					$(11)	$(7)	$0	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

Cash of $119 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$4	$0	$4	$0	$(9)	$(1)	$(10)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017	$	900	$79	$45

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017		1,300	109	66

JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017		900	79	45

								$267	$156

Total Purchased Options								$267	$156

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$2,400	$(21)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017	$	1,900	$(79)	$(47)

DUB	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/05/2015		6,300	(18)	(6)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	01/05/2015		6,300	(20)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017		2,900	(116)	(71)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	02/18/2015		700	(3)	(6)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	02/18/2015		700	(4)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017		1,900	(79)	(47)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	02/18/2015		6,900	(33)	(58)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	02/18/2015		6,900	(36)	(4)

								$(388)	$(239)

Total Written Options								$(409)	$(240)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	5	$78,600	$(141)
Sales	0	44,900	(460)
Closing Buys	0	(55,000)	56
Expirations	(5)	(26,400)	111
Exercised	0	(5,200)	25

Balance at End of Period	0	$36,900	$(409)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$0	$45	$0	$45	$0	$(47)	$0	$(47)	$(2)	$0	$(2)
CBK	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
DUB	0	66	0	66	0	(77)	0	(77)	(11)	0	(11)
JPM	0	45	0	45	0	(53)	0	(53)	(8)	0	(8)
MYC	0	0	0	0	0	(62)	0	(62)	(62)	0	(62)

Total Over the Counter	$0	$156	$0	$156	$0	$(240)	$0	$(240)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4	$4

Over the counter
Purchased Options	$0	$0	$0	$0	$156	$156

	$0	$0	$0	$0	$160	$160

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9	$9
Swap Agreements	0	0	0	0	1	1

	$0	$0	$0	$0	$10	$10

Over the counter
Written Options	$0	$0	$0	$0	$240	$240

	$0	$0	$0	$0	$250	$250

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	2,293	2,293
Swap Agreements	0	0	0	0	(56)	(56)

	$0	$0	$0	$0	$2,239	$2,239

Over the counter
Written Options	$0	$7	$0	$0	$131	$138

	$0	$7	$0	$0	$2,370	$2,377

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	65	65
Swap Agreements	0	0	0	0	(7)	(7)

	$0	$0	$0	$0	$59	$59

Over the counter
Purchased Options	$0	$0	$0	$0	$(112)	$(112)
Written Options	0	0	0	0	217	217

	$0	$0	$0	$0	$105	$105

	$0	$0	$0	$0	$164	$164

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

December 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$541	$0	$541
Industrials	0	719	0	719
U.S. Government Agencies	0	28,848	92	28,940
U.S. Treasury Obligations	0	169,736	0	169,736
Mortgage-Backed Securities	0	3,040	0	3,040
Asset-Backed Securities	0	871	0	871
Short-Term Instruments
Repurchase Agreements	0	506	0	506
	$0	$204,261	$92	$204,353

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$15,629	$0	$0	$15,629

Total Investments	$15,629	$204,261	$92	$219,982

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$4	$0	$0	$4
Over the counter	0	156	0	156
	$4	$156	$0	$160

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9)	(1)	0	(10)
Over the counter	0	(240)	0	(240)
	$(9)	$(241)	$0	$(250)

Totals	$15,624	$204,176	$92	$219,892

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Income or short-term capital gain distributions received from Underlying PIMCO Funds are recorded as dividend income. Long-term capital gain distributions received from Underlying PIMCO Funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth

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Notes to Financial Statements (Cont.)

additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an

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indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset

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Notes to Financial Statements (Cont.)

prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, such as U.S. Treasury Strips which are Treasury fixed income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$64,588	$238,641	$(303,220)	$8	$0	$17	$40	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$0	$49,747	$(34,090)	$(17)	$(28)	$15,612	$47	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations,

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Notes to Financial Statements (Cont.)

including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium

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December 31, 2014

received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the

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Notes to Financial Statements (Cont.)

amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates,

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions

ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements (Cont.)

between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors,

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$217,045	$222,727	$3,807	$793

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	68	$719	134	$1,560
Administrative Class	2,413	27,037	2,162	24,052
Advisor Class	279	3,112	531	6,185
Issued as reinvestment of distributions
Institutional Class	17	193	64	673
Administrative Class	316	3,517	1,025	10,748
Advisor Class	27	300	101	1,056
Cost of shares redeemed
Institutional Class	(230)	(2,447)	(73)	(870)
Administrative Class	(2,795)	(31,630)	(2,015)	(22,733)
Advisor Class	(280)	(3,091)	(498)	(5,504)
Net increase (decrease) resulting from Portfolio share transactions	(185)	$(2,290)	1,431	$15,167

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 69% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of

December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$2,411	$—	$11,723	$—	$(2,377)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2014, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$2,377

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$208,350	$13,862	$(2,231)	$11,631

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback transactions, and Lehman securities.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$4,010	$—	$—
12/31/2013	$9,427	$3,050	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Long-Term U.S. Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

30	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
AID	Agency International Development	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2014	31

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	33

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

34	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	39

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT41AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Long-Term U.S. Government Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

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U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

4	PIMCO VARIABLE INSURANCE TRUST

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	77.2%
U.S. Government Agencies	13.1%
Short-Term Instruments‡	7.3%
Mortgage-Backed Securities	1.4%
Corporate Bonds & Notes	0.6%
Other	0.4%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Long-Term U.S. Government Portfolio Institutional Class	24.20%	10.14%	7.85%	8.48%
Barclays Long-Term Treasury Index±	25.07%	9.96%	7.54%	7.95%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.505% for Institutional Class shares.

± Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,108.20	$1,022.83
Expenses Paid During Period†	$2.64	$2.54
Net Annualized Expense Ratio	0.495%	0.495%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»

A below-benchmark U.S. duration (or sensitivity to changes in market interest rates) on the long portion of the U.S. Treasury yield curve detracted from performance as long maturity U.S. Treasury yields declined during the reporting period.

»	The Portfolio’s emphasis on the short-term portion of the yield curve detracted from performance as the two- to thirty-year U.S. Treasury yield spread flattened during the reporting period.

»	An out-of-benchmark allocation to non-Agency mortgage-backed securities benefited performance as prices on these securities generally rose during the reporting period.

»	An out-of-benchmark allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as break-even inflation rates declined during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Institutional Class
Net asset value beginning of year	$9.94	$12.35	$13.38	$10.99	$10.44
Net investment income (a)	0.31	0.35	0.37	0.34	0.39
Net realized/unrealized gain (loss)	2.07	(1.90)	0.24	2.67	0.83
Net increase (decrease) from investment operations	2.38	(1.55)	0.61	3.01	1.22
Dividends from net investment income	(0.27)	(0.29)	(0.31)	(0.34)	(0.43)
Distributions from net realized capital gains	0.00	(0.57)	(1.33)	(0.28)	(0.24)
Total distributions	(0.27)	(0.86)	(1.64)	(0.62)	(0.67)
Net asset value end of year	$12.05	$9.94	$12.35	$13.38	$10.99
Total return	24.20%	(12.82)%	4.59%	28.02%	11.77%
Net assets end of year (000s)	$8,356	$8,338	$8,815	$2,676	$1,961
Ratio of expenses to average net assets	0.495%	0.505%	0.515%	0.475%	0.475%
Ratio of expenses to average net assets excluding interest expense	0.475%	0.475%	0.475%	0.475%	0.475%
Ratio of net investment income to average net assets	2.80%	3.09%	2.75%	2.86%	3.41%
Portfolio turnover rate	132%	63%	81%	556%	344%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$204,353
Investments in Affiliates	15,629
Financial Derivative Instruments
Exchange-traded or centrally cleared	4
Over the counter	156
Cash	1
Deposits with counterparty	119
Receivable for investments sold	101,008
Receivable for Portfolio shares sold	150
Interest receivable	1,274
Dividends receivable from Affiliates	40
Other assets	38
322,772

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$131,488
Financial Derivative Instruments
Exchange-traded or centrally cleared	10
Over the counter	240
Payable for investments in Affiliates purchased	40
Payable for Portfolio shares redeemed	2,438
Accrued investment advisory fees	37
Accrued supervisory and administrative fees	42
Accrued distribution fees	3
Accrued servicing fees	22
Other liabilities	2
134,322

Net Assets	$188,450

Net Assets Consist of:
Paid in capital	$176,695
Undistributed net investment income	2,357
Accumulated net realized (loss)	(2,222)
Net unrealized appreciation	11,620
$188,450

Net Assets:
Institutional Class	$8,356
Administrative Class	164,694
Advisor Class	15,400

Shares Issued and Outstanding:
Institutional Class	694
Administrative Class	13,668
Advisor Class	1,278

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.05
Administrative Class	12.05
Advisor Class	12.05

Cost of Investments in Securities	$192,759
Cost of Investments in Affiliates	$15,657
Cost or Premiums of Financial Derivative Instruments, net	$(142)

* Includes repurchase agreements of:	$506

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$5,669
Dividends from Investments in Affiliates	87
Total Income	5,756

Expenses:
Investment advisory fees	394
Supervisory and administrative fees	437
Servicing fees - Administrative Class	230
Distribution and/or servicing fees - Advisor Class	34
Trustee fees	2
Interest expense	31
Total Expenses	1,128

Net Investment Income	4,628

Net Realized Gain (Loss):
Investments in securities	483
Investments in Affiliates	(9)
Exchange-traded or centrally cleared financial derivative instruments	2,239
Over the counter financial derivative instruments	138
Net Realized Gain	2,851

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	29,843
Investments in Affiliates	(28)
Exchange-traded or centrally cleared financial derivative instruments	59
Over the counter financial derivative instruments	105
Net Change in Unrealized Appreciation	29,979
Net Gain	32,830

Net Increase in Net Assets Resulting from Operations	$37,458

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$4,628	$4,824
Net realized gain (loss)	2,851	(1,708)
Net change in unrealized appreciation (depreciation)	29,979	(26,231)
Net increase (decrease) in net assets resulting from operations	37,458	(23,115)

Distributions to Shareholders:
From net investment income
Institutional Class	(193)	(222)
Administrative Class	(3,517)	(3,365)
Advisor Class	(300)	(330)
From net realized capital gains
Institutional Class	0	(451)
Administrative Class	0	(7,383)
Advisor Class	0	(726)

Total Distributions	(4,010)	(12,477)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(2,290)	15,167

Total Increase (Decrease) in Net Assets	31,158	(20,425)

Net Assets:
Beginning of year	157,292	177,717
End of year*	$188,450	$157,292

* Including undistributed net investment income of:	$2,357	$1,747

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.4%

CORPORATE BONDS & NOTES 0.7%

BANKING & FINANCE 0.3%
Private Export Funding Corp.
5.000% due 12/15/2016	$500	$541

INDUSTRIALS 0.4%
Vessel Management Services, Inc.
3.432% due 08/15/2036	700	719

Total Corporate Bonds & Notes (Cost $1,200)		1,260

U.S. GOVERNMENT AGENCIES 15.3%
Fannie Mae
0.000% due 06/01/2017	700	684
0.230% due 07/25/2037	31	30
0.620% due 08/25/2021	4	4
0.770% due 08/25/2022	2	2
1.070% due 04/25/2032	6	6
2.226% due 01/01/2033	12	12
4.250% due 05/25/2037	69	77
4.500% due 06/25/2019	114	119
5.000% due 04/25/2032 - 08/25/2033	331	373
5.500% due 12/25/2035	110	124
6.080% due 09/01/2028	64	86
6.500% due 07/25/2031	175	195
6.625% due 11/15/2030	300	446
Fannie Mae Strips
0.000% due 05/15/2030 - 11/15/2030	2,500	1,506
Federal Housing Administration
6.896% due 07/01/2020	94	92
Financing Corp.
0.000% due 09/26/2019	1,500	1,372
10.700% due 10/06/2017	650	816
Freddie Mac
0.561% due 01/15/2033	14	14
0.861% due 02/15/2027	4	4
1.161% due 02/15/2021	7	7
1.315% due 10/25/2044	47	48
4.000% due 06/15/2032 - 09/15/2044	3,685	3,919
5.400% due 03/17/2021	1,000	1,055
5.500% due 08/15/2030 - 02/15/2034	665	718
5.625% due 11/23/2035	600	625
6.750% due 03/15/2031	200	301
7.000% due 07/15/2023 - 12/01/2031	17	18
8.250% due 06/01/2016	350	387
Freddie Mac Strips
0.000% due 03/15/2031 - 07/15/2032	2,800	1,588
Ginnie Mae
2.000% due 08/20/2030	5	5
5.500% due 01/20/2036	816	946
6.000% due 08/20/2033	1,580	1,776
Israel Government AID Bond
0.000% due 02/15/2023 - 05/15/2023	1,800	1,455
5.500% due 04/26/2024	400	497
Overseas Private Investment Corp.
4.736% due 03/15/2022	248	273

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residual Funding Corp. Strips
0.000% due 10/15/2020 - 01/15/2030	$4,000	$2,919
Resolution Funding Corp.
8.125% due 10/15/2019	1,600	2,064
Resolution Funding Corp. Strips
0.000% due 01/15/2020 - 04/15/2029	4,100	2,993
Small Business Administration
5.240% due 08/01/2023	174	189
5.290% due 12/01/2027	228	253
Tennessee Valley Authority
4.625% due 09/15/2060	400	457
Tennessee Valley Authority Strips
0.000% due 05/01/2030	800	485

Total U.S. Government Agencies (Cost $26,089)		28,940

U.S. TREASURY OBLIGATIONS 90.1%
U.S. Treasury Bonds
2.750% due 08/15/2042 (c)	700	700
2.750% due 11/15/2042 (c)	1,500	1,500
3.125% due 11/15/2041 (c)	5,800	6,268
3.125% due 02/15/2042 (c)	17,000	18,320
3.125% due 02/15/2043 (c)	6,650	7,147
3.375% due 05/15/2044 (c)	30,400	34,257
3.625% due 08/15/2043 (c)	13,900	16,362
3.750% due 11/15/2043 (c)	6,900	8,303
3.875% due 08/15/2040 (c)	1,300	1,589
4.375% due 11/15/2039 (c)	20,400	26,769
4.500% due 08/15/2039 (c)	6,400	8,538
4.625% due 02/15/2040	400	544
5.500% due 08/15/2028	700	957
6.000% due 02/15/2026 (c)	1,900	2,605
6.500% due 11/15/2026	1,000	1,440
U.S. Treasury Inflation Protected Securities (a)
0.750% due 02/15/2042	946	923
1.375% due 02/15/2044	1,324	1,506
2.000% due 01/15/2026	239	275
3.625% due 04/15/2028	294	405
U.S. Treasury Notes
1.625% due 11/15/2022	900	873
2.500% due 05/15/2024	16,400	16,884
U.S. Treasury Strips
0.000% due 05/15/2031	200	130
0.000% due 05/15/2032	100	63
0.000% due 11/15/2032	3,300	2,044
0.000% due 02/15/2033	1,700	1,044
0.000% due 05/15/2033	700	427
0.000% due 08/15/2033	500	303
0.000% due 11/15/2033	3,000	1,806
0.000% due 05/15/2034	1,600	950
0.000% due 02/15/2040	900	451
0.000% due 05/15/2040	1,250	623
0.000% due 08/15/2040	6,650	3,279
0.000% due 11/15/2042	5,400	2,451

Total U.S. Treasury Obligations (Cost $160,965)		169,736

MORTGAGE-BACKED SECURITIES 1.6%
Banc of America Commercial Mortgage Trust
5.634% due 07/10/2046	742	777
Bear Stearns Adjustable Rate Mortgage Trust
2.504% due 04/25/2033	96	97
2.597% due 04/25/2033	14	13
2.710% due 10/25/2035	45	45

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.732% due 01/25/2034	$15	$15
2.786% due 02/25/2034	24	23
Countrywide Alternative Loan Trust
0.380% due 05/25/2035	74	63
Countrywide Home Loan Mortgage Pass-Through Trust
0.490% due 03/25/2035	138	106
Credit Suisse First Boston Mortgage Securities Corp.
2.248% due 07/25/2033	24	24
2.528% due 11/25/2032	7	7
First Republic Mortgage Loan Trust
0.511% due 11/15/2031	91	85
HarborView Mortgage Loan Trust
0.294% due 03/19/2037	69	59
0.384% due 05/19/2035	60	50
2.711% due 07/19/2035	43	39
Impac CMB Trust
4.636% due 09/25/2034	255	260
JPMorgan Mortgage Trust
2.576% due 07/25/2035	222	227
MASTR Asset Securitization Trust
5.500% due 09/25/2033	47	49
Residential Accredit Loans, Inc. Trust
0.570% due 01/25/2033	2	2
0.570% due 03/25/2033	10	10
6.000% due 06/25/2036	97	82
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	9	10
Sequoia Mortgage Trust
0.515% due 07/20/2033	96	91
Structured Adjustable Rate Mortgage Loan Trust
0.390% due 05/25/2037	154	130
Structured Asset Mortgage Investments Trust
0.824% due 09/19/2032	88	86
1.004% due 10/19/2033	40	36
Wachovia Bank Commercial Mortgage Trust
5.572% due 10/15/2048	263	278
WaMu Mortgage Pass-Through Certificates Trust
1.113% due 08/25/2046	335	284
1.513% due 08/25/2042	3	3
2.163% due 10/25/2046	86	79
Washington Mutual Mortgage Pass-Through Certificates Trust
2.026% due 02/25/2033	2	2
2.225% due 02/25/2033	2	2
2.225% due 05/25/2033	6	6

Total Mortgage-Backed Securities (Cost $3,143)		3,040

ASSET-BACKED SECURITIES 0.4%
Bear Stearns Asset-Backed Securities Trust
1.170% due 11/25/2042	59	56
L.A. Arena Funding LLC
7.656% due 12/15/2026	42	47
Renaissance Home Equity Loan Trust
0.670% due 12/25/2033	27	27
1.035% due 08/25/2033	5	5
SLM Student Loan Trust
1.734% due 04/25/2023	706	726
Specialty Underwriting & Residential Finance Trust
0.850% due 01/25/2034	12	10

Total Asset-Backed Securities (Cost $856)		871

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (b) 0.3%
		$506

Total Short-Term Instruments (Cost $506)		506

Total Investments in Securities (Cost $192,759)		204,353

	SHARES
INVESTMENTS IN AFFILIATES 8.3%

SHORT-TERM INSTRUMENTS 8.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.3%
PIMCO Short-Term Floating NAV Portfolio	1,686	17
PIMCO Short-Term Floating NAV Portfolio III	1,575,064	15,612

Total Short-Term Instruments (Cost $15,657)		15,629

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $15,657)	$15,629

Total Investments 116.7% (Cost $208,416)	$219,982

Financial Derivative Instruments (d)(e) 0.0% (Cost or Premiums, net $(142))	(90)

Other Assets and Liabilities, net (16.7%)	(31,442)

Net Assets 100.0%	$188,450

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$506	Fannie Mae 2.260% due 10/17/2022	$(516)	$506	$506

Total Repurchase Agreements						$(516)	$506	$506

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.420%	12/22/2014	01/21/2015	$(4,716)	$(4,724)
	0.450%	12/31/2014	01/08/2015	(8,557)	(8,563)
FOB	0.210%	01/02/2015	01/06/2015	(100,804)	(100,838)
GSC	0.350%	12/09/2014	01/09/2015	(109)	(109)
	0.350%	12/16/2014	01/16/2015	(6,465)	(6,474)
	0.420%	12/16/2014	01/07/2015	(4,877)	(4,881)
	0.420%	12/18/2014	01/16/2015	(924)	(926)
TDM	0.340%	12/08/2014	01/08/2015	(4,969)	(4,973)

Total Sale-Buyback Transactions					$(131,488)

(2)

As of December 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2014 was $17,317 at a weighted average interest rate of 0.176%.

(3)	Payable for sale-buyback transactions includes $56 of deferred price drop on sale-buyback transactions.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(c)	Securities with an aggregate market value of $131,324 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$506	$0	$0	$0	$506	$(516)	$(10)

Master Securities Forward Transaction Agreement
BCY	0	0	(13,287)	0	(13,287)	13,262	(25)
FOB	0	0	(100,838)	0	(100,838)	100,569	(269)
GSC	0	0	(12,390)	0	(12,390)	12,310	(80)
TDM	0	0	(4,973)	0	(4,973)	4,914	(59)

Total Borrowings and Other Financing Transactions	$506	$0	$(131,488)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	Long	06/2016	173	$16	$4	$0
90-Day Eurodollar June Futures	Short	06/2017	173	(49)	0	(9)

Total Futures Contracts				$(33)	$4	$(9)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.850%	12/04/2019	$2,000	$(11)	$(7)	$0	$(1)

Total Swap Agreements					$(11)	$(7)	$0	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

Cash of $119 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$4	$0	$4	$0	$(9)	$(1)	$(10)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017	$	900	$79	$45

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017		1,300	109	66

JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017		900	79	45

								$267	$156

Total Purchased Options								$267	$156

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$2,400	$(21)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017	$	1,900	$(79)	$(47)

DUB	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/05/2015		6,300	(18)	(6)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	01/05/2015		6,300	(20)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017		2,900	(116)	(71)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	02/18/2015		700	(3)	(6)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	02/18/2015		700	(4)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017		1,900	(79)	(47)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	02/18/2015		6,900	(33)	(58)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	02/18/2015		6,900	(36)	(4)

								$(388)	$(239)

Total Written Options								$(409)	$(240)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	5	$78,600	$(141)
Sales	0	44,900	(460)
Closing Buys	0	(55,000)	56
Expirations	(5)	(26,400)	111
Exercised	0	(5,200)	25

Balance at End of Period	0	$36,900	$(409)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$0	$45	$0	$45	$0	$(47)	$0	$(47)	$(2)	$0	$(2)
CBK	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
DUB	0	66	0	66	0	(77)	0	(77)	(11)	0	(11)
JPM	0	45	0	45	0	(53)	0	(53)	(8)	0	(8)
MYC	0	0	0	0	0	(62)	0	(62)	(62)	0	(62)

Total Over the Counter	$0	$156	$0	$156	$0	$(240)	$0	$(240)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4	$4

Over the counter
Purchased Options	$0	$0	$0	$0	$156	$156

	$0	$0	$0	$0	$160	$160

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9	$9
Swap Agreements	0	0	0	0	1	1

	$0	$0	$0	$0	$10	$10

Over the counter
Written Options	$0	$0	$0	$0	$240	$240

	$0	$0	$0	$0	$250	$250

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	2,293	2,293
Swap Agreements	0	0	0	0	(56)	(56)

	$0	$0	$0	$0	$2,239	$2,239

Over the counter
Written Options	$0	$7	$0	$0	$131	$138

	$0	$7	$0	$0	$2,370	$2,377

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	65	65
Swap Agreements	0	0	0	0	(7)	(7)

	$0	$0	$0	$0	$59	$59

Over the counter
Purchased Options	$0	$0	$0	$0	$(112)	$(112)
Written Options	0	0	0	0	217	217

	$0	$0	$0	$0	$105	$105

	$0	$0	$0	$0	$164	$164

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

December 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$541	$0	$541
Industrials	0	719	0	719
U.S. Government Agencies	0	28,848	92	28,940
U.S. Treasury Obligations	0	169,736	0	169,736
Mortgage-Backed Securities	0	3,040	0	3,040
Asset-Backed Securities	0	871	0	871
Short-Term Instruments
Repurchase Agreements	0	506	0	506
	$0	$204,261	$92	$204,353

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$15,629	$0	$0	$15,629

Total Investments	$15,629	$204,261	$92	$219,982

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$4	$0	$0	$4
Over the counter	0	156	0	156
	$4	$156	$0	$160

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9)	(1)	0	(10)
Over the counter	0	(240)	0	(240)
	$(9)	$(241)	$0	$(250)

Totals	$15,624	$204,176	$92	$219,892

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Income or short-term capital gain distributions received from Underlying PIMCO Funds are recorded as dividend income. Long-term capital gain distributions received from Underlying PIMCO Funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth

ANNUAL REPORT	DECEMBER 31, 2014	17

Notes to Financial Statements (Cont.)

additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset

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Notes to Financial Statements (Cont.)

prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, such as U.S. Treasury Strips which are Treasury fixed income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$64,588	$238,641	$(303,220)	$8	$0	$17	$40	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$0	$49,747	$(34,090)	$(17)	$(28)	$15,612	$47	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations,

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Notes to Financial Statements (Cont.)

including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium

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received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the

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Notes to Financial Statements (Cont.)

amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates,

24	PIMCO VARIABLE INSURANCE TRUST

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intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions

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Notes to Financial Statements (Cont.)

between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors,

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$217,045	$222,727	$3,807	$793

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	68	$719	134	$1,560
Administrative Class	2,413	27,037	2,162	24,052
Advisor Class	279	3,112	531	6,185
Issued as reinvestment of distributions
Institutional Class	17	193	64	673
Administrative Class	316	3,517	1,025	10,748
Advisor Class	27	300	101	1,056
Cost of shares redeemed
Institutional Class	(230)	(2,447)	(73)	(870)
Administrative Class	(2,795)	(31,630)	(2,015)	(22,733)
Advisor Class	(280)	(3,091)	(498)	(5,504)
Net increase (decrease) resulting from Portfolio share transactions	(185)	$(2,290)	1,431	$15,167

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 69% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of

December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$2,411	$—	$11,723	$—	$(2,377)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2014, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$2,377

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$208,350	$13,862	$(2,231)	$11,631

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback transactions, and Lehman securities.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$4,010	$—	$—
12/31/2013	$9,427	$3,050	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Long-Term U.S. Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

30	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
AID	Agency International Development	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2014	31

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	33

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

34	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	39

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT45AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Long-Term U.S. Government Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

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U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

4	PIMCO VARIABLE INSURANCE TRUST

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	77.2%
U.S. Government Agencies	13.1%
Short-Term Instruments‡	7.3%
Mortgage-Backed Securities	1.4%
Corporate Bonds & Notes	0.6%
Other	0.4%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	Class Inception (09/30/2009)
PIMCO Long-Term U.S. Government Portfolio Advisor Class	23.89%	9.86%	8.43%
Barclays Long-Term Treasury Index±	25.07%	9.96%	8.32%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.755% for Advisor Class shares.

± Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,106.80	$1,021.57
Expenses Paid During Period†	$3.98	$3.82
Net Annualized Expense Ratio	0.745%	0.745%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»

A below-benchmark U.S. duration (or sensitivity to changes in market interest rates) on the long portion of the U.S. Treasury yield curve detracted from performance as long maturity U.S. Treasury yields declined during the reporting period.

»	The Portfolio’s emphasis on the short-term portion of the yield curve detracted from performance as the two- to thirty-year U.S. Treasury yield spread flattened during the reporting period.

»	An out-of-benchmark allocation to non-Agency mortgage-backed securities benefited performance as prices on these securities generally rose during the reporting period.

»	An out-of-benchmark allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as break-even inflation rates declined during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Advisor Class
Net asset value beginning of year	$9.94	$12.35	$13.38	$10.99	$10.44
Net investment income (a)	0.28	0.32	0.34	0.30	0.35
Net realized/unrealized gain (loss)	2.07	(1.90)	0.24	2.68	0.85
Net increase (decrease) from investment operations	2.35	(1.58)	0.58	2.98	1.20
Dividends from net investment income	(0.24)	(0.26)	(0.28)	(0.31)	(0.41)
Distributions from net realized capital gains	0.00	(0.57)	(1.33)	(0.28)	(0.24)
Total distributions	(0.24)	(0.83)	(1.61)	(0.59)	(0.65)
Net asset value end of year	$12.05	$9.94	$12.35	$13.38	$10.99
Total return	23.89%	(13.04)%	4.33%	27.71%	11.50%
Net assets end of year (000s)	$15,400	$12,447	$13,802	$7,690	$2,815
Ratio of expenses to average net assets	0.745%	0.755%	0.765%	0.725%	0.725%
Ratio of expenses to average net assets excluding interest expense	0.725%	0.725%	0.725%	0.725%	0.725%
Ratio of net investment income to average net assets	2.55%	2.84%	2.50%	2.52%	3.00%
Portfolio turnover rate	132%	63%	81%	556%	344%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$204,353
Investments in Affiliates	15,629
Financial Derivative Instruments
Exchange-traded or centrally cleared	4
Over the counter	156
Cash	1
Deposits with counterparty	119
Receivable for investments sold	101,008
Receivable for Portfolio shares sold	150
Interest receivable	1,274
Dividends receivable from Affiliates	40
Other assets	38
322,772

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$131,488
Financial Derivative Instruments
Exchange-traded or centrally cleared	10
Over the counter	240
Payable for investments in Affiliates purchased	40
Payable for Portfolio shares redeemed	2,438
Accrued investment advisory fees	37
Accrued supervisory and administrative fees	42
Accrued distribution fees	3
Accrued servicing fees	22
Other liabilities	2
134,322

Net Assets	$188,450

Net Assets Consist of:
Paid in capital	$176,695
Undistributed net investment income	2,357
Accumulated net realized (loss)	(2,222)
Net unrealized appreciation	11,620
$188,450

Net Assets:
Institutional Class	$8,356
Administrative Class	164,694
Advisor Class	15,400

Shares Issued and Outstanding:
Institutional Class	694
Administrative Class	13,668
Advisor Class	1,278

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.05
Administrative Class	12.05
Advisor Class	12.05

Cost of Investments in Securities	$192,759
Cost of Investments in Affiliates	$15,657
Cost or Premiums of Financial Derivative Instruments, net	$(142)

* Includes repurchase agreements of:	$506

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$5,669
Dividends from Investments in Affiliates	87
Total Income	5,756

Expenses:
Investment advisory fees	394
Supervisory and administrative fees	437
Servicing fees - Administrative Class	230
Distribution and/or servicing fees - Advisor Class	34
Trustee fees	2
Interest expense	31
Total Expenses	1,128

Net Investment Income	4,628

Net Realized Gain (Loss):
Investments in securities	483
Investments in Affiliates	(9)
Exchange-traded or centrally cleared financial derivative instruments	2,239
Over the counter financial derivative instruments	138
Net Realized Gain	2,851

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	29,843
Investments in Affiliates	(28)
Exchange-traded or centrally cleared financial derivative instruments	59
Over the counter financial derivative instruments	105
Net Change in Unrealized Appreciation	29,979
Net Gain	32,830

Net Increase in Net Assets Resulting from Operations	$37,458

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$4,628	$4,824
Net realized gain (loss)	2,851	(1,708)
Net change in unrealized appreciation (depreciation)	29,979	(26,231)
Net increase (decrease) in net assets resulting from operations	37,458	(23,115)

Distributions to Shareholders:
From net investment income
Institutional Class	(193)	(222)
Administrative Class	(3,517)	(3,365)
Advisor Class	(300)	(330)
From net realized capital gains
Institutional Class	0	(451)
Administrative Class	0	(7,383)
Advisor Class	0	(726)

Total Distributions	(4,010)	(12,477)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(2,290)	15,167

Total Increase (Decrease) in Net Assets	31,158	(20,425)

Net Assets:
Beginning of year	157,292	177,717
End of year*	$188,450	$157,292

* Including undistributed net investment income of:	$2,357	$1,747

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.4%

CORPORATE BONDS & NOTES 0.7%

BANKING & FINANCE 0.3%
Private Export Funding Corp.
5.000% due 12/15/2016	$500	$541

INDUSTRIALS 0.4%
Vessel Management Services, Inc.
3.432% due 08/15/2036	700	719

Total Corporate Bonds & Notes (Cost $1,200)		1,260

U.S. GOVERNMENT AGENCIES 15.3%
Fannie Mae
0.000% due 06/01/2017	700	684
0.230% due 07/25/2037	31	30
0.620% due 08/25/2021	4	4
0.770% due 08/25/2022	2	2
1.070% due 04/25/2032	6	6
2.226% due 01/01/2033	12	12
4.250% due 05/25/2037	69	77
4.500% due 06/25/2019	114	119
5.000% due 04/25/2032 - 08/25/2033	331	373
5.500% due 12/25/2035	110	124
6.080% due 09/01/2028	64	86
6.500% due 07/25/2031	175	195
6.625% due 11/15/2030	300	446
Fannie Mae Strips
0.000% due 05/15/2030 - 11/15/2030	2,500	1,506
Federal Housing Administration
6.896% due 07/01/2020	94	92
Financing Corp.
0.000% due 09/26/2019	1,500	1,372
10.700% due 10/06/2017	650	816
Freddie Mac
0.561% due 01/15/2033	14	14
0.861% due 02/15/2027	4	4
1.161% due 02/15/2021	7	7
1.315% due 10/25/2044	47	48
4.000% due 06/15/2032 - 09/15/2044	3,685	3,919
5.400% due 03/17/2021	1,000	1,055
5.500% due 08/15/2030 - 02/15/2034	665	718
5.625% due 11/23/2035	600	625
6.750% due 03/15/2031	200	301
7.000% due 07/15/2023 - 12/01/2031	17	18
8.250% due 06/01/2016	350	387
Freddie Mac Strips
0.000% due 03/15/2031 - 07/15/2032	2,800	1,588
Ginnie Mae
2.000% due 08/20/2030	5	5
5.500% due 01/20/2036	816	946
6.000% due 08/20/2033	1,580	1,776
Israel Government AID Bond
0.000% due 02/15/2023 - 05/15/2023	1,800	1,455
5.500% due 04/26/2024	400	497
Overseas Private Investment Corp.
4.736% due 03/15/2022	248	273

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residual Funding Corp. Strips
0.000% due 10/15/2020 - 01/15/2030	$4,000	$2,919
Resolution Funding Corp.
8.125% due 10/15/2019	1,600	2,064
Resolution Funding Corp. Strips
0.000% due 01/15/2020 - 04/15/2029	4,100	2,993
Small Business Administration
5.240% due 08/01/2023	174	189
5.290% due 12/01/2027	228	253
Tennessee Valley Authority
4.625% due 09/15/2060	400	457
Tennessee Valley Authority Strips
0.000% due 05/01/2030	800	485

Total U.S. Government Agencies (Cost $26,089)		28,940

U.S. TREASURY OBLIGATIONS 90.1%
U.S. Treasury Bonds
2.750% due 08/15/2042 (c)	700	700
2.750% due 11/15/2042 (c)	1,500	1,500
3.125% due 11/15/2041 (c)	5,800	6,268
3.125% due 02/15/2042 (c)	17,000	18,320
3.125% due 02/15/2043 (c)	6,650	7,147
3.375% due 05/15/2044 (c)	30,400	34,257
3.625% due 08/15/2043 (c)	13,900	16,362
3.750% due 11/15/2043 (c)	6,900	8,303
3.875% due 08/15/2040 (c)	1,300	1,589
4.375% due 11/15/2039 (c)	20,400	26,769
4.500% due 08/15/2039 (c)	6,400	8,538
4.625% due 02/15/2040	400	544
5.500% due 08/15/2028	700	957
6.000% due 02/15/2026 (c)	1,900	2,605
6.500% due 11/15/2026	1,000	1,440
U.S. Treasury Inflation Protected Securities (a)
0.750% due 02/15/2042	946	923
1.375% due 02/15/2044	1,324	1,506
2.000% due 01/15/2026	239	275
3.625% due 04/15/2028	294	405
U.S. Treasury Notes
1.625% due 11/15/2022	900	873
2.500% due 05/15/2024	16,400	16,884
U.S. Treasury Strips
0.000% due 05/15/2031	200	130
0.000% due 05/15/2032	100	63
0.000% due 11/15/2032	3,300	2,044
0.000% due 02/15/2033	1,700	1,044
0.000% due 05/15/2033	700	427
0.000% due 08/15/2033	500	303
0.000% due 11/15/2033	3,000	1,806
0.000% due 05/15/2034	1,600	950
0.000% due 02/15/2040	900	451
0.000% due 05/15/2040	1,250	623
0.000% due 08/15/2040	6,650	3,279
0.000% due 11/15/2042	5,400	2,451

Total U.S. Treasury Obligations (Cost $160,965)		169,736

MORTGAGE-BACKED SECURITIES 1.6%
Banc of America Commercial Mortgage Trust
5.634% due 07/10/2046	742	777
Bear Stearns Adjustable Rate Mortgage Trust
2.504% due 04/25/2033	96	97
2.597% due 04/25/2033	14	13
2.710% due 10/25/2035	45	45

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.732% due 01/25/2034	$15	$15
2.786% due 02/25/2034	24	23
Countrywide Alternative Loan Trust
0.380% due 05/25/2035	74	63
Countrywide Home Loan Mortgage Pass-Through Trust
0.490% due 03/25/2035	138	106
Credit Suisse First Boston Mortgage Securities Corp.
2.248% due 07/25/2033	24	24
2.528% due 11/25/2032	7	7
First Republic Mortgage Loan Trust
0.511% due 11/15/2031	91	85
HarborView Mortgage Loan Trust
0.294% due 03/19/2037	69	59
0.384% due 05/19/2035	60	50
2.711% due 07/19/2035	43	39
Impac CMB Trust
4.636% due 09/25/2034	255	260
JPMorgan Mortgage Trust
2.576% due 07/25/2035	222	227
MASTR Asset Securitization Trust
5.500% due 09/25/2033	47	49
Residential Accredit Loans, Inc. Trust
0.570% due 01/25/2033	2	2
0.570% due 03/25/2033	10	10
6.000% due 06/25/2036	97	82
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	9	10
Sequoia Mortgage Trust
0.515% due 07/20/2033	96	91
Structured Adjustable Rate Mortgage Loan Trust
0.390% due 05/25/2037	154	130
Structured Asset Mortgage Investments Trust
0.824% due 09/19/2032	88	86
1.004% due 10/19/2033	40	36
Wachovia Bank Commercial Mortgage Trust
5.572% due 10/15/2048	263	278
WaMu Mortgage Pass-Through Certificates Trust
1.113% due 08/25/2046	335	284
1.513% due 08/25/2042	3	3
2.163% due 10/25/2046	86	79
Washington Mutual Mortgage Pass-Through Certificates Trust
2.026% due 02/25/2033	2	2
2.225% due 02/25/2033	2	2
2.225% due 05/25/2033	6	6

Total Mortgage-Backed Securities (Cost $3,143)		3,040

ASSET-BACKED SECURITIES 0.4%
Bear Stearns Asset-Backed Securities Trust
1.170% due 11/25/2042	59	56
L.A. Arena Funding LLC
7.656% due 12/15/2026	42	47
Renaissance Home Equity Loan Trust
0.670% due 12/25/2033	27	27
1.035% due 08/25/2033	5	5
SLM Student Loan Trust
1.734% due 04/25/2023	706	726
Specialty Underwriting & Residential Finance Trust
0.850% due 01/25/2034	12	10

Total Asset-Backed Securities (Cost $856)		871

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (b) 0.3%
		$506

Total Short-Term Instruments (Cost $506)		506

Total Investments in Securities (Cost $192,759)		204,353

	SHARES
INVESTMENTS IN AFFILIATES 8.3%

SHORT-TERM INSTRUMENTS 8.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.3%
PIMCO Short-Term Floating NAV Portfolio	1,686	17
PIMCO Short-Term Floating NAV Portfolio III	1,575,064	15,612

Total Short-Term Instruments (Cost $15,657)		15,629

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $15,657)	$15,629

Total Investments 116.7% (Cost $208,416)	$219,982

Financial Derivative Instruments (d)(e) 0.0% (Cost or Premiums, net $(142))	(90)

Other Assets and Liabilities, net (16.7%)	(31,442)

Net Assets 100.0%	$188,450

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$506	Fannie Mae 2.260% due 10/17/2022	$(516)	$506	$506

Total Repurchase Agreements						$(516)	$506	$506

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.420%	12/22/2014	01/21/2015	$(4,716)	$(4,724)
	0.450%	12/31/2014	01/08/2015	(8,557)	(8,563)
FOB	0.210%	01/02/2015	01/06/2015	(100,804)	(100,838)
GSC	0.350%	12/09/2014	01/09/2015	(109)	(109)
	0.350%	12/16/2014	01/16/2015	(6,465)	(6,474)
	0.420%	12/16/2014	01/07/2015	(4,877)	(4,881)
	0.420%	12/18/2014	01/16/2015	(924)	(926)
TDM	0.340%	12/08/2014	01/08/2015	(4,969)	(4,973)

Total Sale-Buyback Transactions					$(131,488)

(2)

As of December 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2014 was $17,317 at a weighted average interest rate of 0.176%.

(3)	Payable for sale-buyback transactions includes $56 of deferred price drop on sale-buyback transactions.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(c)	Securities with an aggregate market value of $131,324 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$506	$0	$0	$0	$506	$(516)	$(10)

Master Securities Forward Transaction Agreement
BCY	0	0	(13,287)	0	(13,287)	13,262	(25)
FOB	0	0	(100,838)	0	(100,838)	100,569	(269)
GSC	0	0	(12,390)	0	(12,390)	12,310	(80)
TDM	0	0	(4,973)	0	(4,973)	4,914	(59)

Total Borrowings and Other Financing Transactions	$506	$0	$(131,488)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	Long	06/2016	173	$16	$4	$0
90-Day Eurodollar June Futures	Short	06/2017	173	(49)	0	(9)

Total Futures Contracts				$(33)	$4	$(9)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.850%	12/04/2019	$2,000	$(11)	$(7)	$0	$(1)

Total Swap Agreements					$(11)	$(7)	$0	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

Cash of $119 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$4	$0	$4	$0	$(9)	$(1)	$(10)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017	$	900	$79	$45

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017		1,300	109	66

JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017		900	79	45

								$267	$156

Total Purchased Options								$267	$156

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$2,400	$(21)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017	$	1,900	$(79)	$(47)

DUB	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/05/2015		6,300	(18)	(6)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	01/05/2015		6,300	(20)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017		2,900	(116)	(71)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	02/18/2015		700	(3)	(6)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	02/18/2015		700	(4)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017		1,900	(79)	(47)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	02/18/2015		6,900	(33)	(58)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	02/18/2015		6,900	(36)	(4)

								$(388)	$(239)

Total Written Options								$(409)	$(240)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	5	$78,600	$(141)
Sales	0	44,900	(460)
Closing Buys	0	(55,000)	56
Expirations	(5)	(26,400)	111
Exercised	0	(5,200)	25

Balance at End of Period	0	$36,900	$(409)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$0	$45	$0	$45	$0	$(47)	$0	$(47)	$(2)	$0	$(2)
CBK	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
DUB	0	66	0	66	0	(77)	0	(77)	(11)	0	(11)
JPM	0	45	0	45	0	(53)	0	(53)	(8)	0	(8)
MYC	0	0	0	0	0	(62)	0	(62)	(62)	0	(62)

Total Over the Counter	$0	$156	$0	$156	$0	$(240)	$0	$(240)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4	$4

Over the counter
Purchased Options	$0	$0	$0	$0	$156	$156

	$0	$0	$0	$0	$160	$160

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9	$9
Swap Agreements	0	0	0	0	1	1

	$0	$0	$0	$0	$10	$10

Over the counter
Written Options	$0	$0	$0	$0	$240	$240

	$0	$0	$0	$0	$250	$250

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	2,293	2,293
Swap Agreements	0	0	0	0	(56)	(56)

	$0	$0	$0	$0	$2,239	$2,239

Over the counter
Written Options	$0	$7	$0	$0	$131	$138

	$0	$7	$0	$0	$2,370	$2,377

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	65	65
Swap Agreements	0	0	0	0	(7)	(7)

	$0	$0	$0	$0	$59	$59

Over the counter
Purchased Options	$0	$0	$0	$0	$(112)	$(112)
Written Options	0	0	0	0	217	217

	$0	$0	$0	$0	$105	$105

	$0	$0	$0	$0	$164	$164

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

December 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$541	$0	$541
Industrials	0	719	0	719
U.S. Government Agencies	0	28,848	92	28,940
U.S. Treasury Obligations	0	169,736	0	169,736
Mortgage-Backed Securities	0	3,040	0	3,040
Asset-Backed Securities	0	871	0	871
Short-Term Instruments
Repurchase Agreements	0	506	0	506
	$0	$204,261	$92	$204,353

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$15,629	$0	$0	$15,629

Total Investments	$15,629	$204,261	$92	$219,982

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$4	$0	$0	$4
Over the counter	0	156	0	156
	$4	$156	$0	$160

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9)	(1)	0	(10)
Over the counter	0	(240)	0	(240)
	$(9)	$(241)	$0	$(250)

Totals	$15,624	$204,176	$92	$219,892

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Income or short-term capital gain distributions received from Underlying PIMCO Funds are recorded as dividend income. Long-term capital gain distributions received from Underlying PIMCO Funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth

ANNUAL REPORT	DECEMBER 31, 2014	17

Notes to Financial Statements (Cont.)

additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset

ANNUAL REPORT	DECEMBER 31, 2014	19

Notes to Financial Statements (Cont.)

prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, such as U.S. Treasury Strips which are Treasury fixed income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$64,588	$238,641	$(303,220)	$8	$0	$17	$40	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$0	$49,747	$(34,090)	$(17)	$(28)	$15,612	$47	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations,

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Notes to Financial Statements (Cont.)

including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the

ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements (Cont.)

amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates,

24	PIMCO VARIABLE INSURANCE TRUST

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intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions

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Notes to Financial Statements (Cont.)

between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors,

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stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$217,045	$222,727	$3,807	$793

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	68	$719	134	$1,560
Administrative Class	2,413	27,037	2,162	24,052
Advisor Class	279	3,112	531	6,185
Issued as reinvestment of distributions
Institutional Class	17	193	64	673
Administrative Class	316	3,517	1,025	10,748
Advisor Class	27	300	101	1,056
Cost of shares redeemed
Institutional Class	(230)	(2,447)	(73)	(870)
Administrative Class	(2,795)	(31,630)	(2,015)	(22,733)
Advisor Class	(280)	(3,091)	(498)	(5,504)
Net increase (decrease) resulting from Portfolio share transactions	(185)	$(2,290)	1,431	$15,167

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 69% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of

December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$2,411	$—	$11,723	$—	$(2,377)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2014, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$2,377

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$208,350	$13,862	$(2,231)	$11,631

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback transactions, and Lehman securities.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$4,010	$—	$—
12/31/2013	$9,427	$3,050	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Long-Term U.S. Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

30	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
AID	Agency International Development	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2014	31

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	33

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

34	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	39

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT43AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Low Duration Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Return chart

4	PIMCO VARIABLE INSURANCE TRUST

measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	38.9%
Short-Term Instruments‡	17.2%
Sovereign Issues	11.5%
U.S. Treasury Obligations	11.4%
Asset-Backed Securities	9.5%
Mortgage-Backed Securities	7.6%
Other	3.9%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	10 Years	Class Inception (02/16/1999)
PIMCO Low Duration Portfolio Administrative Class	0.85%	2.56%	3.74%	4.16%
The BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	0.62%	1.06%	2.54%	3.35%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.65% for Administrative Class shares.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$996.10	$1,022.05
Expenses Paid During Period†	$3.29	$3.33
Net Annualized Expense Ratio	0.65%	0.65%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to Italian and Spanish duration (or sensitivity to changes in market interest rates) benefited performance as bond yields in both countries declined during the reporting period.

»	Exposure to investment grade credit benefited performance as investment grade credit generally posted positive total returns during the reporting period.

»	Exposure to non-Agency residential mortgage-backed securities (“RMBS”) benefited performance as prices on these securities generally increased during the reporting period.

»	Short exposure to the Japanese yen benefited performance as the Japanese yen depreciated versus the U.S. dollar during the reporting period.

»	Short exposure to thirty-year U.S. interest rates detracted from performance as longer term U.S. yields declined during the reporting period.

»	An overweight to emerging market debt detracted from performance as these securities generally posted negative returns during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Low Duration Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year	$10.61	$10.78	$10.38	$10.44	$10.11
Net investment income (a)	0.10	0.08	0.14	0.14	0.14
Net realized/unrealized gain (loss)	(0.01)	(0.09)	0.46	(0.02)	0.39
Net increase (decrease) from investment operations	0.09	(0.01)	0.60	0.12	0.53
Dividends from net investment income	(0.12)	(0.16)	(0.20)	(0.18)	(0.17)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.03)
Total distributions	(0.12)	(0.16)	(0.20)	(0.18)	(0.20)
Net asset value end of year	$10.58	$10.61	$10.78	$10.38	$10.44
Total return	0.85%	(0.14)%	5.85%	1.11%	5.29%
Net assets end of year (000s)	$1,481,605	$1,510,077	$1,527,088	$1,326,770	$1,238,086
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	0.90%	0.79%	1.29%	1.37%	1.33%
Portfolio turnover rate	208%	316%	647%	456%	351%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$1,948,011
Investments in Affiliates	186,362
Financial Derivative Instruments
Exchange-traded or centrally cleared	442
Over the counter	44,489
Cash	44,663
Deposits with counterparty	1,121
Foreign currency, at value	2,283
Receivable for investments sold	5,256
Receivable for Portfolio shares sold	2,177
Interest and dividends receivable	7,989
Dividends receivable from Affiliates	1,270
2,244,063

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$21,452
Payable for short sales	5,184
Financial Derivative Instruments
Exchange-traded or centrally cleared	754
Over the counter	18,244
Payable for investments purchased	1,120
Payable for investments in Affiliates purchased	1,270
Deposits from counterparty	50,458
Payable for Portfolio shares redeemed	1,620
Accrued investment advisory fees	470
Accrued supervisory and administrative fees	470
Accrued distribution fees	141
Accrued servicing fees	196
Other liabilities	21
101,400

Net Assets	$2,142,663

Net Assets Consist of:
Paid in capital	$2,146,857
Undistributed net investment income	37,549
Accumulated undistributed net realized (loss)	(22,310)
Net unrealized (depreciation)	(19,433)
$2,142,663

Net Assets:
Institutional Class	$13,590
Administrative Class	1,481,605
Advisor Class	647,468

Shares Issued and Outstanding:
Institutional Class	1,284
Administrative Class	139,990
Advisor Class	61,176

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.58
Administrative Class	10.58
Advisor Class	10.58

Cost of Investments in Securities	$1,990,022
Cost of Investments in Affiliates	$187,314
Cost of Foreign Currency Held	$2,310
Proceeds Received on Short Sales	$5,183
Cost or Premiums of Financial Derivative Instruments, net	$(657)

* Includes repurchase agreements of:	$1,263

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$32,156
Dividends	53
Dividends from Investments in Affiliates	2,716
Total Income	34,925

Expenses:
Investment advisory fees	5,642
Supervisory and administrative fees	5,642
Servicing fees - Administrative Class	2,342
Distribution and/or servicing fees - Advisor Class	1,613
Trustee fees	29
Interest expense	11
Total Expenses	15,279

Net Investment Income	19,646

Net Realized Gain (Loss):
Investments in securities	(13,882)
Investments in Affiliates	(554)
Exchange-traded or centrally cleared financial derivative instruments	(6,318)
Over the counter financial derivative instruments	40,834
Foreign currency	481
Net Realized Gain	20,561

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(43,626)
Investments in Affiliates	(754)
Exchange-traded or centrally cleared financial derivative instruments	(7,392)
Over the counter financial derivative instruments	30,534
Foreign currency assets and liabilities	(185)
Net Change in Unrealized (Depreciation)	(21,423)
Net (Loss)	(862)

Net Increase in Net Assets Resulting from Operations	$18,784

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$19,646	$16,469
Net realized gain	20,561	7,475
Net change in unrealized (depreciation)	(21,423)	(27,559)
Net increase (decrease) in net assets resulting from operations	18,784	(3,615)

Distributions to Shareholders:
From net investment income
Institutional Class	(607)	(930)
Administrative Class	(17,615)	(21,881)
Advisor Class	(6,660)	(7,780)

Total Distributions	(24,882)	(30,591)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(37,311)	106,096

Total Increase (Decrease) in Net Assets	(43,409)	71,890

Net Assets:
Beginning of year	2,186,072	2,114,182
End of year*	$2,142,663	$2,186,072

* Including undistributed net investment income of:	$37,549	$18,035

**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.9%

BANK LOAN OBLIGATIONS 1.2%
Chrysler Group LLC
3.500% due 05/24/2017		$2,985	$2,981
H.J. Heinz Co.
3.500% due 06/05/2020		19,860	19,778
HCA, Inc.
2.919% due 03/31/2017		2,985	2,968

Total Bank Loan Obligations (Cost $25,823)			25,727

CORPORATE BONDS & NOTES 38.8%

BANKING & FINANCE 25.2%
AerCap Ireland Capital Ltd.
2.750% due 05/15/2017		3,800	3,729
Ally Financial, Inc.
2.750% due 01/30/2017		2,860	2,858
3.125% due 01/15/2016		400	403
3.500% due 07/18/2016		3,400	3,447
4.625% due 06/26/2015		4,400	4,439
6.250% due 12/01/2017		2,000	2,165
8.300% due 02/12/2015		4,000	4,025
Banco do Brasil S.A.
4.500% due 01/22/2015		600	600
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		1,600	1,624
Banco Popolare SC
3.500% due 03/14/2019	EUR	9,700	12,243
Banco Santander Brasil S.A.
4.625% due 02/13/2017		$1,300	1,354
Banco Santander Chile
3.750% due 09/22/2015		2,900	2,946
Bank of America Corp.
1.001% due 09/15/2026		900	826
1.500% due 10/09/2015		1,800	1,808
2.650% due 04/01/2019		1,200	1,210
4.750% due 08/01/2015		4,526	4,629
5.650% due 05/01/2018		2,300	2,557
6.500% due 08/01/2016		6,500	7,007
6.875% due 04/25/2018		1,300	1,494
6.875% due 11/15/2018		2,700	3,142
Bank of America N.A.
0.541% due 06/15/2017		23,900	23,570
0.703% due 11/14/2016		3,900	3,898
Bankia S.A.
0.285% due 01/25/2016	EUR	2,000	2,407
BB&T Corp.
0.950% due 01/15/2020		$5,100	5,105
BBVA Bancomer S.A.
4.500% due 03/10/2016		6,100	6,314
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015		2,500	2,567
BPCE S.A.
0.802% due 11/18/2016		500	501
0.862% due 06/23/2017		400	400
1.357% due 03/06/2017	GBP	2,300	3,609
1.625% due 02/10/2017		$2,100	2,108
Caterpillar Financial Services Corp.
2.250% due 12/01/2019		1,700	1,704
CIT Group, Inc.
5.000% due 05/15/2017		2,200	2,288
Citigroup, Inc.
1.045% due 04/01/2016		3,800	3,814
1.194% due 07/25/2016		15,400	15,504
1.350% due 03/10/2017		2,500	2,490
4.450% due 01/10/2017		800	846

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse
1.375% due 05/26/2017		$1,500	$1,497
Dexia Credit Local S.A.
0.612% due 11/07/2016		4,500	4,518
Dominion Gas Holdings LLC
2.500% due 12/15/2019		2,300	2,308
Eksportfinans ASA
1.570% due 02/14/2018	JPY	500,000	4,098
2.000% due 09/15/2015		$1,100	1,103
2.375% due 05/25/2016		6,000	6,029
5.500% due 05/25/2016		5,700	5,970
5.500% due 06/26/2017		3,000	3,208
FCE Bank PLC
1.875% due 05/12/2016	EUR	600	740
4.750% due 01/19/2015		400	485
First Horizon National Corp.
5.375% due 12/15/2015		$900	932
Ford Motor Credit Co. LLC
0.682% due 11/08/2016		7,500	7,470
1.008% due 01/17/2017		1,800	1,801
1.162% due 11/04/2019		5,500	5,509
1.700% due 05/09/2016		2,100	2,109
2.375% due 01/16/2018		3,475	3,498
2.750% due 05/15/2015		3,700	3,725
3.000% due 06/12/2017		2,700	2,772
5.625% due 09/15/2015		1,600	1,651
8.000% due 12/15/2016		2,600	2,913
12.000% due 05/15/2015		540	561
General Motors Financial Co., Inc.
2.750% due 05/15/2016		5,000	5,091
3.000% due 09/25/2017		4,500	4,556
Goldman Sachs Group, Inc.
1.043% due 12/15/2017		31,500	31,476
6.000% due 06/15/2020		2,000	2,315
7.500% due 02/15/2019		600	714
Hana Bank
4.000% due 11/03/2016		1,600	1,676
Harley-Davidson Financial Services, Inc.
2.700% due 03/15/2017		400	410
HBOS PLC
0.957% due 09/30/2016		4,155	4,145
HSBC Finance Corp.
0.664% due 06/01/2016		2,200	2,196
HSBC USA, Inc.
0.843% due 11/13/2019		12,900	12,915
2.375% due 11/13/2019		3,800	3,803
Hutchison Whampoa International Ltd.
1.625% due 10/31/2017		7,000	6,947
Industrial Bank of Korea
2.375% due 07/17/2017		2,200	2,234
3.750% due 09/29/2016		3,400	3,541
ING Bank NV
0.933% due 07/03/2017		3,200	3,191
International Lease Finance Corp.
2.191% due 06/15/2016		5,500	5,514
5.750% due 05/15/2016		3,535	3,674
6.250% due 05/15/2019		2,250	2,464
6.750% due 09/01/2016		300	320
8.625% due 09/15/2015		20,500	21,422
Intesa Sanpaolo SpA
2.375% due 01/13/2017		5,900	5,955
3.125% due 01/15/2016		9,645	9,801
JPMorgan Chase & Co.
0.682% due 11/18/2016		5,800	5,800
1.064% due 05/30/2017	GBP	6,300	9,707
3.150% due 07/05/2016		$1,800	1,851
3.400% due 06/24/2015		1,000	1,013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase Bank N.A.
0.784% due 05/31/2017	EUR	2,400	$2,904
6.000% due 10/01/2017		$1,000	1,111
Kookmin Bank
1.109% due 01/27/2017		10,000	10,071
Korea Development Bank
0.857% due 01/22/2017		800	802
3.250% due 03/09/2016		6,300	6,454
3.875% due 05/04/2017		1,200	1,258
Korea Finance Corp.
3.250% due 09/20/2016		1,500	1,550
LeasePlan Corp. NV
2.500% due 05/16/2018		300	300
3.000% due 10/23/2017		1,200	1,230
Metropolitan Life Global Funding
1.300% due 04/10/2017		3,600	3,597
MUFG Union Bank N.A.
0.632% due 05/05/2017		6,600	6,596
1.005% due 09/26/2016		3,700	3,721
Navient Corp.
6.000% due 01/25/2017		1,000	1,050
6.250% due 01/25/2016		13,765	14,350
8.780% due 09/15/2016	MXN	49,700	3,391
Nordea Bank AB
0.616% due 04/04/2017		$4,900	4,908
Novo Banco S.A.
2.625% due 05/08/2017	EUR	3,500	3,961
3.875% due 01/21/2015		8,500	10,291
5.875% due 11/09/2015		6,900	8,443
Pacific Life Global Funding
3.442% due 06/02/2018		$3,500	3,346
Pricoa Global Funding
1.350% due 08/18/2017		23,600	23,520
Prudential Covered Trust
2.997% due 09/30/2015		2,475	2,510
Qatari Diar Finance Co.
3.500% due 07/21/2015		4,300	4,343
QNB Finance Ltd.
3.125% due 11/16/2015		9,200	9,383
Rabobank Group
0.513% due 11/23/2016		3,300	3,304
RCI Banque S.A.
5.625% due 10/05/2015	EUR	700	880
Royal Bank of Scotland PLC
4.875% due 03/16/2015		$6,900	6,953
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		2,500	2,503
Shinhan Bank
0.883% due 04/08/2017		13,600	13,641
Springleaf Finance Corp.
6.500% due 09/15/2017		4,900	5,157
Sumitomo Mitsui Banking Corp.
1.350% due 07/18/2015		12,300	12,359
U.S. Bank N.A.
3.778% due 04/29/2020		3,000	3,027
VTB Bank OJSC Via VTB Capital S.A.
6.465% due 03/04/2015		1,500	1,491
Wachovia Corp.
0.601% due 10/15/2016		5,000	4,982
WEA Finance LLC
1.750% due 09/15/2017		1,000	995

			539,641

INDUSTRIALS 9.1%
AbbVie, Inc.
0.992% due 11/06/2015		3,715	3,727

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Actavis, Inc.
1.875% due 10/01/2017		$1,800	$1,794
Amgen, Inc.
2.125% due 05/15/2017		3,695	3,746
2.200% due 05/22/2019		2,700	2,690
2.500% due 11/15/2016		2,400	2,458
Anglo American Capital PLC
2.625% due 04/03/2017		200	203
Anheuser-Busch InBev Finance, Inc.
2.150% due 02/01/2019		200	201
Barrick Gold Corp.
6.950% due 04/01/2019		300	342
Becton Dickinson and Co.
0.691% due 06/15/2016		10,500	10,506
1.800% due 12/15/2017		2,100	2,109
2.675% due 12/15/2019		900	913
Boston Scientific Corp.
5.125% due 01/12/2017		1,500	1,591
Canadian Natural Resources Ltd.
0.632% due 03/30/2016		1,100	1,098
1.750% due 01/15/2018		1,200	1,194
CNPC General Capital Ltd.
1.450% due 04/16/2016		3,400	3,396
Comcast Corp.
5.900% due 03/15/2016		4,550	4,826
COX Communications, Inc.
9.375% due 01/15/2019		400	504
Daimler Finance North America LLC
0.588% due 03/10/2017		11,400	11,383
1.250% due 01/11/2016		2,740	2,749
2.300% due 01/09/2015		200	200
2.375% due 08/01/2018		900	913
DISH DBS Corp.
7.125% due 02/01/2016		1,800	1,897
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		1,700	1,724
Freeport-McMoRan, Inc.
2.300% due 11/14/2017		1,400	1,403
General Mills, Inc.
0.533% due 01/29/2016		8,900	8,905
Georgia-Pacific LLC
2.539% due 11/15/2019		4,000	4,003
Gilead Sciences, Inc.
2.350% due 02/01/2020		800	805
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,300	1,292
4.500% due 12/06/2016	JPY	29,000	219
Humana, Inc.
7.200% due 06/15/2018		$1,200	1,403
Hyundai Capital America
1.450% due 02/06/2017		950	947
1.875% due 08/09/2016		300	302
Imperial Tobacco Finance PLC
2.050% due 02/11/2018		1,250	1,244
Kinder Morgan Energy Partners LP
2.650% due 02/01/2019		500	493
9.000% due 02/01/2019		300	364
Kinder Morgan, Inc.
2.000% due 12/01/2017		1,500	1,492
3.050% due 12/01/2019		4,000	3,973
KLA-Tencor Corp.
2.375% due 11/01/2017		500	503
3.375% due 11/01/2019		150	153
Korea National Oil Corp.
4.000% due 10/27/2016		400	418
Kraft Foods Group, Inc.
1.625% due 06/04/2015		3,880	3,897

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kroger Co.
0.758% due 10/17/2016		$5,600	$5,593
Medtronic, Inc.
1.043% due 03/15/2020		6,300	6,301
1.375% due 04/01/2018		2,900	2,872
Merck Sharp & Dohme Corp.
5.000% due 06/30/2019		1,400	1,582
MGM Resorts International
6.625% due 07/15/2015		1,000	1,020
6.875% due 04/01/2016		500	523
7.500% due 06/01/2016		1,700	1,798
7.625% due 01/15/2017		500	540
10.000% due 11/01/2016		400	447
Mylan, Inc.
2.550% due 03/28/2019		2,100	2,094
NBCUniversal Enterprise, Inc.
0.768% due 04/15/2016		100	100
Nissan Motor Acceptance Corp.
1.000% due 03/15/2016		700	701
1.800% due 03/15/2018		200	199
1.950% due 09/12/2017		300	302
2.350% due 03/04/2019		200	201
Pearson Dollar Finance PLC
6.250% due 05/06/2018		600	671
Petrobras International Finance Co. S.A.
3.500% due 02/06/2017		1,200	1,149
Pioneer Natural Resources Co.
6.875% due 05/01/2018		300	336
Rock-Tenn Co.
4.450% due 03/01/2019		400	426
SABMiller Holdings, Inc.
2.200% due 08/01/2018		1,300	1,305
2.450% due 01/15/2017		500	510
SABMiller PLC
6.500% due 07/15/2018		300	343
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017		6,000	6,114
Southwest Airlines Co.
2.750% due 11/06/2019		6,300	6,336
Telefonica Emisiones S.A.U.
0.902% due 06/23/2017		13,000	12,991
5.375% due 02/02/2018	GBP	1,300	2,235
6.421% due 06/20/2016		$1,600	1,713
Thermo Fisher Scientific, Inc.
1.300% due 02/01/2017		6,600	6,567
Time Warner Cable, Inc.
5.850% due 05/01/2017		700	765
6.750% due 07/01/2018		1,800	2,066
8.750% due 02/14/2019		1,100	1,363
Time Warner, Inc.
3.150% due 07/15/2015		11,600	11,765
UnitedHealth Group, Inc.
1.400% due 12/15/2017		1,000	1,000
Volkswagen Group of America Finance LLC
0.672% due 11/20/2017		7,500	7,494
2.450% due 11/20/2019		4,200	4,232
Volkswagen International Finance NV
2.125% due 11/20/2018		1,700	1,698
Walgreens Boots Alliance, Inc.
0.682% due 05/18/2016		4,500	4,501
1.750% due 11/17/2017		1,700	1,706
Whirlpool Corp.
1.650% due 11/01/2017		1,100	1,097

			194,636

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 4.5%
AES Corp.
3.234% due 06/01/2019		$600	$587
AT&T, Inc.
0.677% due 03/30/2017		6,800	6,801
2.950% due 05/15/2016		900	923
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		700	717
Consumers Energy Co.
6.700% due 09/15/2019		200	239
Dayton Power & Light Co.
1.875% due 09/15/2016		1,000	1,012
DTE Energy Co.
2.400% due 12/01/2019		3,700	3,705
Electricite de France S.A.
6.500% due 01/26/2019		100	117
Gazprom OAO Via Gaz Capital S.A.
5.875% due 06/01/2015	EUR	1,600	1,926
KT Corp.
1.750% due 04/22/2017		$3,700	3,694
Orange S.A.
2.750% due 09/14/2016		2,500	2,556
Petrobras Global Finance BV
1.852% due 05/20/2016		7,700	7,375
2.000% due 05/20/2016		1,300	1,245
2.603% due 03/17/2017		6,300	5,831
Plains All American Pipeline LP
8.750% due 05/01/2019		700	872
Qtel International Finance Ltd.
3.375% due 10/14/2016		2,300	2,366
Rosneft Finance S.A.
7.500% due 07/18/2016		400	385
Sinopec Group Overseas Development Ltd.
1.149% due 04/10/2019		11,000	11,021
Sprint Communications, Inc.
9.125% due 03/01/2017		5,000	5,512
Verizon Communications, Inc.
0.636% due 06/09/2017		7,000	6,990
1.771% due 09/15/2016		6,194	6,309
1.991% due 09/14/2018		15,800	16,451
2.500% due 09/15/2016		8,641	8,839
2.625% due 02/21/2020		900	891
3.650% due 09/14/2018		100	106

			96,470

Total Corporate Bonds & Notes (Cost $835,628)			830,747

MUNICIPAL BONDS & NOTES 0.4%

NEW JERSEY 0.4%
New Jersey Economic Development Authority Revenue Notes, Series 2014
1.096% due 06/15/2016		9,525	9,508

TEXAS 0.0%
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.335% due 04/01/2040		384	389

Total Municipal Bonds & Notes (Cost $9,919)			9,897

U.S. GOVERNMENT AGENCIES 2.2%
Fannie Mae
0.230% due 12/25/2036 - 07/25/2037		674	656
0.520% due 09/25/2042 - 03/25/2044		467	465

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.670% due 12/25/2022	$65	$65
0.970% due 04/25/2023	71	72
1.000% due 01/25/2043	620	602
1.020% due 02/25/2023	3	3
1.062% due 06/17/2027	37	38
1.070% due 05/25/2022	7	7
1.315% due 07/01/2042 - 06/01/2043	371	381
1.365% due 09/01/2041	244	255
1.515% due 09/01/2040	1	1
1.956% due 11/01/2035	60	63
2.025% due 09/01/2035	412	438
2.187% due 07/01/2035	68	73
4.371% due 12/01/2036	21	23
4.478% due 09/01/2034	14	15
4.500% due 03/01/2018 - 01/01/2027	7,224	7,709
5.000% due 05/01/2027 - 04/25/2033	326	360
5.500% due 12/01/2027 - 01/01/2045	2,098	2,349
5.854% due 12/25/2042	9	10
6.000% due 03/01/2017 - 01/01/2039	5,105	5,823
6.500% due 04/01/2036	167	190
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	1,891	1,946
Federal Housing Administration
7.430% due 10/01/2020	2	2
Freddie Mac
0.210% due 12/25/2036	936	934
0.430% due 08/25/2031	153	150
0.561% due 06/15/2018	15	16
1.315% due 02/25/2045	313	321
2.000% due 11/15/2026	12,509	12,610
2.271% due 09/01/2035	420	450
2.280% due 07/01/2035	155	167
5.000% due 05/01/2024 - 12/01/2041	910	1,008
5.500% due 12/01/2022 - 08/15/2030	2	2
6.500% due 07/25/2043	65	76
Freddie Mac Strips
9.423% due 08/15/2044	6,038	6,822
Ginnie Mae
1.932% due 02/20/2041	1,418	1,427
6.000% due 09/15/2017	492	511
Small Business Administration
5.600% due 09/01/2028	533	593

Total U.S. Government Agencies (Cost $45,996)		46,633

U.S. TREASURY OBLIGATIONS 11.3%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2018 (g)(i)	173,279	172,737
0.125% due 04/15/2019 (g)(i)	20,266	20,070
0.625% due 07/15/2021 (e)	22,539	22,872
1.125% due 01/15/2021	10,311	10,735
1.250% due 07/15/2020 (g)(i)	12,303	12,936
1.375% due 01/15/2020 (g)(i)	3,074	3,231

Total U.S. Treasury Obligations (Cost $248,750)		242,581

MORTGAGE-BACKED SECURITIES 7.6%
Adjustable Rate Mortgage Trust
2.758% due 09/25/2035	1,127	1,004

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Aggregator of Loans Backed by Assets
2.809% due 12/16/2042	GBP	1,471	$2,328
American Home Mortgage Investment Trust
2.069% due 10/25/2034		$298	300
2.332% due 02/25/2045		174	174
Banc of America Commercial Mortgage Trust
5.561% due 04/10/2049		2,533	2,714
5.617% due 07/10/2046		2,097	2,222
5.622% due 04/10/2049		104	105
Banc of America Funding Trust
0.450% due 07/25/2037		1,276	1,116
2.799% due 01/20/2047 ^		521	418
Banc of America Mortgage Trust
2.532% due 07/25/2034		856	867
2.690% due 08/25/2034		2,686	2,650
2.730% due 05/25/2033		482	488
6.500% due 10/25/2031		7	7
BCAP LLC Trust
0.339% due 09/26/2035		610	604
Bear Stearns Adjustable Rate Mortgage Trust
2.228% due 04/25/2033		6	6
2.290% due 08/25/2035		1,313	1,324
2.504% due 04/25/2033		5	6
2.515% due 03/25/2035		1,524	1,541
2.522% due 01/25/2035		198	191
2.668% due 02/25/2033		1	1
2.674% due 08/25/2035 ^		409	360
2.732% due 01/25/2034		25	26
2.758% due 07/25/2034		363	357
2.870% due 01/25/2035		4,612	4,526
Bear Stearns ALT-A Trust
0.330% due 02/25/2034		506	457
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		347	371
Bear Stearns Structured Products, Inc.
2.337% due 12/26/2046		626	491
2.591% due 01/26/2036		1,145	910
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.450% due 01/25/2035		79	70
Citigroup Commercial Mortgage Trust
6.142% due 12/10/2049		834	915
Citigroup Mortgage Loan Trust, Inc.
2.540% due 05/25/2035		200	199
2.556% due 08/25/2035		840	616
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		15,923	16,779
5.300% due 01/15/2046		3,489	3,605
Countrywide Alternative Loan Trust
0.350% due 05/25/2047		610	509
6.000% due 10/25/2033		13	14
Countrywide Home Loan Mortgage Pass-Through Trust
2.330% due 02/20/2036		597	512
2.418% due 11/20/2034		1,409	1,359
2.418% due 11/25/2034		693	660
2.466% due 02/20/2035		1,087	1,071
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,647	3,875
5.448% due 01/15/2049		10	10
5.669% due 03/15/2039		14,238	14,835
5.806% due 06/15/2038		5,064	5,305
Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032		1	1
Credit Suisse Mortgage Capital Certificates
2.518% due 09/27/2036		5,119	5,144
2.585% due 09/26/2047		647	640
DBRR Trust
0.853% due 02/25/2045		873	872

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
5.254% due 06/26/2035		$424	$427
Eurosail PLC
0.242% due 12/10/2044	EUR	193	226
1.260% due 09/13/2045	GBP	1,318	2,038
Extended Stay America Trust
2.958% due 12/05/2031		$500	508
First Horizon Alternative Mortgage Securities Trust
2.218% due 09/25/2034		1,547	1,516
First Horizon Mortgage Pass-Through Trust
2.612% due 08/25/2035		452	420
2.625% due 02/25/2035		2,443	2,445
Fosse Master Issuer PLC
2.658% due 10/18/2054	GBP	300	473
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049		$7,275	7,820
GMAC Mortgage Corp. Loan Trust
2.668% due 11/19/2035		260	234
Granite Master Issuer PLC
0.305% due 12/20/2054		2,606	2,585
0.365% due 12/20/2054		405	402
0.824% due 12/20/2054	GBP	423	655
Granite Mortgages PLC
0.461% due 01/20/2044	EUR	62	75
0.938% due 01/20/2044	GBP	54	84
0.940% due 09/20/2044		379	591
Great Hall Mortgages PLC
0.373% due 06/18/2039		$2,400	2,282
Greenpoint Mortgage Pass-Through Certificates
2.786% due 10/25/2033		1,278	1,255
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		1,900	2,028
GSR Mortgage Loan Trust
2.536% due 09/25/2034		173	164
2.669% due 09/25/2035		884	890
HarborView Mortgage Loan Trust
0.384% due 05/19/2035		135	113
2.602% due 07/19/2035		707	644
Hercules Eclipse PLC
0.797% due 10/25/2018	GBP	4,936	7,604
Impac CMB Trust
1.170% due 07/25/2033		$188	177
IndyMac Mortgage Loan Trust
2.525% due 12/25/2034		349	323
Infinity Classico
0.268% due 02/15/2024	EUR	862	1,022
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		$7,199	7,539
5.397% due 05/15/2045		2,365	2,489
5.420% due 01/15/2049		565	604
5.637% due 03/18/2051		2,325	2,448
5.882% due 02/15/2051		1,300	1,409
JPMorgan Mortgage Trust
2.636% due 02/25/2035		111	109
5.750% due 01/25/2036 ^		33	32
Juno Eclipse Ltd.
0.261% due 11/20/2022	EUR	2,513	2,989
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		$1,425	1,507
MASTR Asset Securitization Trust
5.500% due 09/25/2033		9	9
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.641% due 06/15/2030		123	118
Merrill Lynch Mortgage Investors Trust
0.380% due 02/25/2036		403	372

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.420% due 11/25/2035		$275	$262
0.830% due 09/25/2029		1,404	1,402
1.156% due 10/25/2035		191	182
1.941% due 01/25/2029		4	4
2.350% due 10/25/2035		665	672
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		2,700	2,902
Morgan Stanley Capital Trust
5.412% due 03/12/2044		2,081	2,134
Prime Mortgage Trust
0.570% due 02/25/2034		11	10
Residential Funding Mortgage Securities, Inc. Trust
2.976% due 09/25/2035 ^		1,116	883
Salomon Brothers Mortgage Securities, Inc.
7.000% due 12/25/2018		14	15
Structured Adjustable Rate Mortgage Loan Trust
1.515% due 01/25/2035		307	248
2.455% due 08/25/2034		538	532
2.514% due 08/25/2035		314	291
2.573% due 02/25/2034		378	378
Structured Asset Mortgage Investments Trust
0.450% due 02/25/2036		192	155
0.824% due 09/19/2032		4	4
Structured Asset Securities Corp. Trust
2.619% due 10/28/2035		175	168
Vulcan European Loan Conduit Ltd.
0.358% due 05/15/2017	EUR	444	530
Wachovia Bank Commercial Mortgage Trust
0.241% due 06/15/2020		$377	376
5.421% due 04/15/2047		129	130
5.749% due 07/15/2045		1,196	1,268
WaMu Mortgage Pass-Through Certificates Trust
0.440% due 12/25/2045		153	147
0.510% due 01/25/2045		1,086	1,032
0.843% due 01/25/2047		374	341
1.313% due 11/25/2042		58	57
1.513% due 06/25/2042		37	36
1.513% due 08/25/2042		142	132
1.921% due 02/27/2034		22	21
Washington Mutual Mortgage Loan Trust
1.311% due 05/25/2041		18	17
Wells Fargo Mortgage-Backed Securities Trust
2.612% due 03/25/2036		473	473
2.613% due 03/25/2035		376	382
2.615% due 12/25/2034		402	408
2.616% due 01/25/2035		518	529
2.618% due 09/25/2034		7,455	7,617

Total Mortgage-Backed Securities (Cost $164,697)			162,919

ASSET-BACKED SECURITIES 9.5%
ACE Securities Corp.
0.230% due 10/25/2036		118	65
1.070% due 12/25/2034		1,518	1,390
Ally Auto Receivables Trust
0.680% due 07/17/2017		9,500	9,496
ALM Ltd.
1.468% due 07/18/2022		1,059	1,060
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.670% due 09/25/2035		7,100	6,388
Amortizing Residential Collateral Trust
0.750% due 07/25/2032		13	12
Ares European CLO BV
0.509% due 08/15/2024	EUR	2,541	3,048
Asset-Backed Funding Certificates Trust
0.845% due 06/25/2035		$10,799	9,807

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Asset-Backed Securities Corp. Home Equity Loan Trust
0.720% due 09/25/2034		$92	$92
1.811% due 03/15/2032		132	127
Atrium CDO Corp.
1.332% due 11/16/2022		4,200	4,205
Avoca CLO PLC
0.516% due 01/16/2023	EUR	850	1,021
Bacchus Ltd.
0.471% due 01/20/2019		$751	751
Bear Stearns Asset-Backed Securities Trust
1.170% due 10/25/2037		2,450	2,302
Cadogan Square CLO BV
0.532% due 08/12/2022	EUR	1,548	1,858
0.536% due 01/17/2023		2,271	2,716
Carlyle High Yield Partners Ltd.
0.456% due 04/19/2022		$944	931
Cavalry CLO Ltd.
1.528% due 01/16/2024		10,200	10,200
Citigroup Mortgage Loan Trust, Inc.
0.650% due 09/25/2035 ^		6,200	5,871
Countrywide Asset-Backed Certificates
0.350% due 09/25/2036		3,750	3,673
0.650% due 12/25/2031		34	26
0.870% due 12/25/2033		2,002	1,919
Countrywide Asset-Backed Certificates Trust
0.415% due 05/25/2036		246	246
0.970% due 03/25/2033		1,370	1,270
Credit Suisse First Boston Mortgage Securities Corp.
0.775% due 01/25/2032		8	7
Duane Street CLO Ltd.
0.463% due 11/14/2021		687	683
Educational Services of America, Inc.
1.320% due 09/25/2040		2,325	2,350
Elm CLO Ltd.
1.635% due 01/17/2023		8,000	8,000
Equity One Mortgage Pass-Through Trust
0.730% due 11/25/2032		5	5
First Franklin Mortgage Loan Trust
0.650% due 05/25/2035		300	279
Four Corners CLO Ltd.
0.525% due 01/26/2020		1,604	1,597
Franklin CLO Ltd.
0.501% due 06/15/2018		1,649	1,641
Galaxy CLO Ltd.
1.522% due 08/20/2022		1,100	1,097
Gateway Euro CLO S.A.
0.398% due 04/25/2023	EUR	586	708
GE-WMC Mortgage Securities Trust
0.210% due 08/25/2036		$16	9
GM Financial Automobile Leasing Trust
0.250% due 09/21/2015		2,151	2,151
Goldentree Loan Opportunities Ltd.
0.926% due 10/18/2021		1,036	1,035
Gresham Capital CLO BV
0.534% due 07/18/2023	EUR	1,190	1,440
GSAMP Trust
0.560% due 01/25/2036		$1,067	895
Halcyon Structured Asset Management European CLO BV
0.548% due 01/25/2023	EUR	1,448	1,739
Highbridge Loan Management Ltd.
1.497% due 09/20/2022		$5,500	5,506
Hyde Park CDO BV
0.429% due 06/14/2022	EUR	842	1,011
JPMorgan Mortgage Acquisition Corp.
0.350% due 02/25/2036		$879	845
0.400% due 05/25/2035		9,179	8,963

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Jubilee CDO BV
0.532% due 08/21/2021	EUR	588	$708
0.932% due 10/15/2019		3,227	3,899
Landmark CDO Ltd.
0.506% due 07/15/2018		$18	18
Lockwood Grove CLO Ltd.
1.603% due 01/25/2024		5,400	5,400
Long Beach Mortgage Loan Trust
0.730% due 10/25/2034		34	32
Madison Park Funding Ltd.
1.491% due 06/15/2022		786	785
Massachusetts Educational Financing Authority
1.184% due 04/25/2038		696	702
Mercator CLO PLC
0.314% due 02/18/2024	EUR	3,173	3,788
Merrill Lynch Mortgage Investors Trust
0.370% due 08/25/2036		$488	482
0.460% due 08/25/2036		700	668
MT Wilson CLO Ltd.
0.460% due 07/11/2020		1,138	1,136
Octagon Investment Partners Ltd.
0.471% due 04/23/2020		1,922	1,913
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.450% due 12/25/2035		861	771
0.480% due 04/25/2035		3,220	3,184
Panhandle-Plains Higher Education Authority, Inc.
1.385% due 10/01/2035		1,548	1,575
Panther CDO BV
0.455% due 03/20/2084	EUR	10,478	11,918
Prospero CLO BV
0.321% due 10/20/2022		1,068	1,284
RAAC Trust
0.650% due 03/25/2037		$833	807
Renaissance Home Equity Loan Trust
0.670% due 12/25/2033		4,077	3,984
Residential Asset Securities Corp. Trust
0.490% due 01/25/2036		6,300	6,107
SLC Student Loan Trust
0.312% due 11/15/2021		106	106
0.362% due 11/15/2021		15,693	15,656
SLM Private Credit Student Loan Trust
0.421% due 03/15/2024		1,510	1,497
0.431% due 12/15/2023		855	848
SLM Private Education Loan Trust
0.911% due 10/16/2023		1,753	1,759
1.211% due 06/15/2023		1,905	1,913
1.261% due 12/15/2021		509	511
SLM Student Loan Trust
1.734% due 04/25/2023		610	627
South Carolina Student Loan Corp.
0.984% due 03/02/2020		2,000	2,007
Specialty Underwriting & Residential Finance Trust
0.560% due 12/25/2036		4,800	4,014
SpringCastle America Funding LLC
2.700% due 05/25/2023		10,622	10,622
Stone Tower CLO Ltd.
0.458% due 04/17/2021		1,589	1,568
Structured Asset Investment Loan Trust
0.875% due 03/25/2034		681	633
1.145% due 10/25/2033		1,208	1,161
Symphony CLO Ltd.
1.529% due 04/16/2022		1,000	997
Wells Fargo Home Equity Asset-Backed Securities Trust
0.430% due 05/25/2036		1,100	1,037
Wood Street CLO BV
0.431% due 11/22/2021	EUR	690	830

Total Asset-Backed Securities (Cost $201,473)			203,382

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 11.4%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	2,700	$3,531
Autonomous Community of Valencia
4.375% due 07/16/2015		2,000	2,468
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2015	BRL	201,200	69,145
0.000% due 01/01/2017		33,000	9,738
Export-Import Bank of Korea
0.980% due 01/14/2017		$4,600	4,615
1.093% due 09/17/2016		700	704
1.250% due 11/20/2015		8,700	8,720
2.047% due 03/21/2015		33,400	33,486
Italy Buoni Poliennali Del Tesoro
1.150% due 05/15/2017	EUR	47,800	58,562
2.250% due 05/15/2016		17,500	21,698
3.750% due 08/01/2016		3,400	4,326
Korea Housing Finance Corp.
3.500% due 12/15/2016		$1,500	1,557
Korea Land & Housing Corp.
1.875% due 08/02/2017		500	499
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	3,163	242
5.000% due 06/16/2016 (c)		6,853	495
Province of Ontario
1.000% due 07/22/2016		$2,800	2,813
1.100% due 10/25/2017		13,600	13,532
Spain Government International Bond
3.150% due 01/31/2016	EUR	3,600	4,490
3.250% due 04/30/2016		500	628
3.300% due 07/30/2016		2,500	3,161

Total Sovereign Issues (Cost $264,590)			244,410

		SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		4,000	$0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.5%

CERTIFICATES OF DEPOSIT 0.8%
Intesa Sanpaolo SpA
1.610% due 04/11/2016		$14,600	14,630
Itau Unibanco Holding S.A.
1.605% due 06/21/2016		2,200	2,200

			16,830

COMMERCIAL PAPER 0.9%
Ford Motor Credit Co.
0.680% due 04/21/2015		1,900	1,897
Vodafone Group PLC
0.600% due 06/29/2015		18,000	17,962

			19,859

REPURCHASE AGREEMENTS (d) 0.1%
			1,263

MEXICO TREASURY BILLS 6.7%
3.030% due 02/19/2015 - 05/28/2015 (b)	MXN	2,136,300	143,276

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
0.066% due 05/14/2015 - 05/21/2015 (b)(i)	$487	$487

Total Short-Term Instruments (Cost $193,146)		181,715

Total Investments in Securities (Cost $1,990,022)		1,948,011

	SHARES
INVESTMENTS IN AFFILIATES 8.7%

SHORT-TERM INSTRUMENTS 8.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.7%
PIMCO Short-Term Floating NAV Portfolio III	18,801,662	186,362

Total Short-Term Instruments (Cost $187,314)		186,362

Total Investments in Affiliates (Cost $187,314)		186,362

Total Investments 99.6% (Cost $2,177,336)		$2,134,373

Financial Derivative Instruments (f)(h) 1.2% (Cost or Premiums, net $(657))		25,933

Other Assets and Liabilities, net (0.8%)		(17,643)

Net Assets 100.0%		$2,142,663

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$1,263	Fannie Mae 2.260% due 10/17/2022	$(1,291)	$1,263	$1,263

Total Repurchase Agreements						$(1,291)	$1,263	$1,263

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
MSC	0.430%	12/31/2014	01/02/2015	$(21,454)	$(21,452)

Total Sale-Buyback Transactions					$(21,452)

(2)

As of December 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2014 was $2,901 at a weighted average interest rate of (1.029%).

(3)	Payable for sale-buyback transactions includes $(3) of deferred price drop on sale-buyback transactions.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	5.000%	01/01/2045	$100	$ (111)	$(111)
Fannie Mae	5.500%	01/01/2045	1,000	(1,119)	(1,119)
Fannie Mae	6.000%	01/01/2045	3,000	(3,400)	(3,402)
Freddie Mac	5.000%	01/01/2045	500	(553)	(552)

Total Short Sales				$ (5,183)	$(5,184)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(e)	Securities with an aggregate market value of $21,375 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$1,263	$0	$0	$0	$1,263	$(1,291)	$(28)

Master Securities Forward Transaction Agreement
MSC	0	0	(21,452)	0	(21,452)	21,375	(77)

Total Borrowings and Other Financing Transactions	$1,263	$0	$(21,452)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	2,771	$93	$35	$0
90-Day Eurodollar June Futures	Long	06/2015	1,818	(317)	23	0
90-Day Eurodollar June Futures	Short	06/2018	858	(92)	0	(64)
90-Day Eurodollar March Futures	Long	03/2015	1,162	(30)	14	0
90-Day Eurodollar March Futures	Short	03/2018	857	(116)	0	(64)
Euro-Bund 10-Year Bond March Futures	Short	03/2015	208	(639)	0	(13)
U.S. Treasury 5-Year Note March Futures	Short	03/2015	1,824	(215)	0	(285)
U.S. Treasury 10-Year Note March Futures	Long	03/2015	546	(35)	119	0
U.S. Treasury 30-Year Bond March Futures	Short	03/2015	13	(51)	0	(4)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2015	57	(21)	0	(1)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Short	09/2015	856	(783)	0	(33)

Total Futures Contracts				$(2,206)	$191	$(464)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
General Electric Capital Corp.	1.000%	06/20/2017	0.389%	$1,900	$30	$(8)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
							Asset	Liability
CDX.IG-22 5-Year Index	(1.000%	)	06/20/2019	$1,300	$(24)	$1	$0	$0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-22 5-Year Index	5.000%	06/20/2019	$25,641	$1,786	$(37)	$22	$0
CDX.IG-22 5-Year Index	1.000%	06/20/2019	1,300	24	2	0	0

				$1,810	$(35)	$22	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.700%	10/16/2019	$	161,200	$(223)	$(30)	$0	$(120)
Receive	3-Month USD-LIBOR	1.650%	10/16/2019		172,700	181	328	0	(128)
Receive	3-Month USD-LIBOR	1.750%	03/19/2020		23,800	150	2	0	(19)
Receive	6-Month GBP-LIBOR	1.500%	09/18/2016	GBP	36,500	(513)	(227)	0	(10)
Receive	6-Month GBP-LIBOR	1.550%	10/06/2016		3,000	(25)	(25)	0	(1)
Receive	6-Month GBP-LIBOR	1.510%	10/07/2016		18,200	(140)	(140)	0	(5)
Receive	6-Month GBP-LIBOR	1.880%	10/05/2017		8,100	(161)	(161)	0	(6)
Receive	6-Month GBP-LIBOR	1.837%	10/06/2017		1,300	(24)	(24)	0	(1)
Pay	28-Day MXN-TIIE	5.250%	06/11/2018	MXN	8,900	8	(5)	1	0
Pay	28-Day MXN-TIIE	5.500%	06/11/2018		17,500	25	(5)	2	0
Pay	28-Day MXN-TIIE	4.955%	06/24/2019		360,000	(270)	(269)	51	0
Pay	28-Day MXN-TIIE	5.280%	10/02/2019		370,000	(4)	(4)	57	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		354,500	(313)	(313)	54	0
Pay	28-Day MXN-TIIE	6.410%	11/07/2029		130,400	(159)	(92)	64	0

						$(1,468)	$(965)	$229	$(290)

Total Swap Agreements						$348	$(1,007)	$251	$(290)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(g)	Securities with an aggregate market value of $12,335 and cash of $1,121 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$191	$251	$442	$0	$(464)	$(290)	$(754)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2015		ILS	35,563	$		9,578	$461	$0
	01/2015	$		28,869		JPY	3,458,229	19	(17)
	02/2015		EUR	6,425	$		7,914	136	0
	02/2015		GBP	19,900			31,121	112	0
	02/2015		JPY	1,872,629			15,618	0	(19)
	02/2015	$		12,141		EUR	9,876	0	(185)
	04/2015		MXN	72,978	$		5,211	291	0
	05/2015		CAD	21,211			19,324	1,117	0

BPS	01/2015		BRL	10,489			4,037	91	0
	01/2015	$		3,949		BRL	10,489	0	(3)
	01/2015			11,483		MXN	155,834	0	(923)
	02/2015		EUR	847	$		1,055	29	0
	02/2015		MXN	54,994			4,019	302	0
	02/2015	$		12,653		MXN	167,085	0	(1,350)
	06/2015			3,353		EUR	2,501	0	(322)
	07/2015		BRL	314	$		130	17	0
	10/2015			107,100			40,171	2,830	0
	01/2017			20,000			7,269	1,016	0

BRC	02/2015		MXN	13,475			986	74	0
	02/2015	$		1,663		MXN	22,584	0	(136)
	03/2015		MXN	28,491	$		2,009	85	0
	06/2015		EUR	3,372			4,490	403	0

CBK	01/2015	$		7,968		JPY	943,800	0	(89)
	02/2015		EUR	31,839	$		39,464	921	0
	02/2015	$		17,970		EUR	14,412	0	(523)
	02/2015			452		MXN	6,194	0	(33)

DUB	01/2015		BRL	10,489	$		3,949	3	0
	01/2015	$		4,533		AUD	5,303	0	(203)
	01/2015			4,076		BRL	10,489	0	(131)
	05/2015		MXN	582,170	$		42,170	3,062	0
	07/2015		BRL	13,768			5,221	296	0
	10/2015			94,100			34,271	1,462	0

FBF	01/2015			13,528			5,146	57	0
	01/2015		JPY	5,086,929			42,987	518	0
	01/2015	$		5,093		BRL	13,528	0	(4)
	04/2015		MXN	588,546	$		42,986	3,345	0
	04/2015	$		5,184		BRL	14,000	0	(44)
	05/2015		MXN	75,216	$		5,490	433	0
	06/2015		EUR	8,998			11,976	1,071	0

GLM	01/2015		AUD	7,328			5,989	7	0
	01/2015		JPY	2,792,400			23,668	355	0
	01/2015	$		10,507		JPY	1,245,800	0	(106)
	02/2015		AUD	2,914	$		2,358	0	(16)
	02/2015		CHF	2,077			2,153	63	0
	02/2015		EUR	13,277			16,452	379	0
	02/2015		MXN	47,876			3,507	268	0
	02/2015	$		1,131		CHF	1,098	0	(26)
	02/2015			45,789		EUR	36,962	0	(1,043)
	06/2015			13,231			9,869	0	(1,270)
	07/2015		BRL	14,407	$		5,946	792	0

HUS	01/2015	$		6,084		JPY	719,900	0	(74)
	02/2015		AUD	787	$		640	0	(1)
	02/2015		EUR	15,281			19,045	546	0

JPM	01/2015		BRL	59,268			22,313	17	0
	01/2015		ILS	31,219			8,199	195	0
	01/2015		INR	33,734			529	0	(3)
	01/2015		JPY	759,800			6,437	94	0
	01/2015	$		22,279		BRL	59,268	18	0
	01/2015			18,996		JPY	2,271,400	37	(70)
	02/2015		JPY	504,300	$		4,189	0	(22)
	02/2015		MXN	14,757			1,024	26	0
	02/2015	$		297		MXN	4,074	0	(22)
	03/2015		ILS	38,230	$		9,707	0	(97)
	04/2015		BRL	14,000			5,913	774	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
MSB	01/2015		AUD	9,889	$		8,441	$ 367	$0
	01/2015		BRL	59,268			22,306	10	0
	01/2015	$		22,361		BRL	59,268	0	(65)
	02/2015			22,117			59,268	6	0
	03/2015			18,383		CAD	21,047	0	(291)
	05/2015		MXN	581,726	$		41,970	2,891	0
	07/2015		BRL	45,000			18,405	2,306	0

RBC	02/2015		EUR	5,174			6,381	117	0
	02/2015		MXN	200,480			14,175	612	0

SOG	02/2015		EUR	189,658			236,535	6,938	0

UAG	01/2015		MXN	155,237			11,790	1,270	0
	01/2015	$		9,758		AUD	11,914	0	(31)
	02/2015		AUD	9,414	$		7,682	13	0
	02/2015		JPY	516,317			4,288	0	(24)
	05/2015		MXN	122,914			8,979	714	0

Total Forward Foreign Currency Contracts								$ 36,966	$(7,143)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.205%	01/16/2020	$	270,100	$3,923	$3,262

Total Purchased Options								$3,923	$3,262

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	3,300	$(6)	$(4)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		3,300	(6)	(1)

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		6,500	(11)	(8)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		4,100	(8)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		2,400	(6)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		3,000	(2)	(3)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		3,000	(6)	(3)

GST	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	01/21/2015	$	25,800	(38)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	3,300	(4)	(4)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		3,300	(9)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		1,800	(4)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		4,000	(10)	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		3,300	(5)	(4)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		3,300	(9)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		1,500	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		1,500	(3)	(1)

SOG	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		1,700	(3)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		1,700	(3)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		3,200	(4)	(3)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		3,200	(6)	(3)

							$(144)	$(38)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC AUD versus USD	$	0.839	01/14/2015	AUD	2,600	$(15)	$(62)
	Call - OTC AUD versus USD		0.897	01/14/2015		2,600	(18)	0
	Put - OTC USD versus JPY	JPY	112.000	02/09/2015	$	5,400	(53)	(4)
	Put - OTC USD versus JPY		113.000	05/22/2015		5,200	(75)	(43)
	Put - OTC USD versus JPY		80.000	02/18/2019		15,100	(857)	(213)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC USD versus JPY	JPY	110.500	01/05/2015	$	2,600	$(23)	$0
	Put - OTC USD versus JPY		115.000	01/12/2015		2,200	(12)	(1)
	Put - OTC USD versus JPY		111.500	02/09/2015		2,100	(17)	(1)
	Put - OTC USD versus JPY		111.750	02/09/2015		4,400	(40)	(3)

BRC	Call - OTC EUR versus USD	$	1.268	01/20/2015	EUR	3,200	(25)	(1)
	Put - OTC USD versus INR	INR	60.900	01/16/2015	$	2,600	(14)	0
	Call - OTC USD versus INR		63.900	01/16/2015		2,600	(14)	(7)
	Call - OTC USD versus INR		63.850	02/05/2015		2,900	(16)	(22)
	Call - OTC USD versus INR		64.250	02/25/2015		2,700	(23)	(25)
	Put - OTC USD versus JPY	JPY	112.000	03/12/2015		4,300	(51)	(11)

CBK	Call - OTC EUR versus USD	$	1.265	02/13/2015	EUR	4,300	(47)	(6)
	Put - OTC USD versus JPY	JPY	111.900	01/23/2015	$	5,300	(44)	(1)
	Put - OTC USD versus JPY		112.880	03/13/2015		2,200	(27)	(7)
	Put - OTC USD versus JPY		112.000	05/15/2015		1,500	(26)	(9)
	Put - OTC USD versus JPY		99.000	09/30/2015		6,800	(73)	(16)

DUB	Call - OTC AUD versus USD	$	0.875	01/08/2015	AUD	2,600	(14)	0
	Put - OTC AUD versus USD		0.855	01/16/2015		1,500	(16)	(60)
	Call - OTC EUR versus USD		1.268	01/27/2015	EUR	2,200	(19)	(1)
	Call - OTC EUR versus USD		1.260	02/10/2015		6,500	(75)	(10)
	Call - OTC EUR versus USD		1.270	02/18/2015		1,700	(19)	(2)
	Put - OTC USD versus JPY	JPY	112.850	03/25/2015	$	2,200	(29)	(9)
	Put - OTC USD versus JPY		112.500	05/22/2015		2,200	(25)	(16)

FBF	Call - OTC AUD versus USD	$	0.890	01/22/2015	AUD	2,200	(10)	0
	Call - OTC USD versus INR	INR	64.000	02/05/2015	$	1,600	(8)	(11)
	Put - OTC USD versus JPY	JPY	112.000	01/20/2015		8,700	(62)	(2)
	Put - OTC USD versus JPY		111.400	05/14/2015		2,200	(30)	(12)
	Call - OTC USD versus MXN	MXN	14.500	02/02/2015		1,500	(10)	(35)

GLM	Put - OTC EUR versus USD	$	1.230	01/16/2015	EUR	1,700	(19)	(38)
	Put - OTC EUR versus USD		1.225	01/23/2015		1,700	(17)	(34)
	Put - OTC USD versus BRL	BRL	2.300	01/20/2015	$	2,400	(10)	0
	Call - OTC USD versus BRL		2.800	01/20/2015		2,400	(18)	(5)
	Put - OTC USD versus INR	INR	61.000	02/18/2015		2,900	(15)	(1)
	Call - OTC USD versus INR		63.500	02/18/2015		2,900	(20)	(36)
	Call - OTC USD versus INR		63.850	02/25/2015		900	(8)	(10)
	Call - OTC USD versus JPY	JPY	119.000	01/16/2015		3,200	(33)	(43)
	Call - OTC USD versus JPY		119.000	01/30/2015		3,200	(37)	(52)
	Put - OTC USD versus JPY		113.500	05/27/2015		2,200	(32)	(21)
	Call - OTC USD versus MXN	MXN	14.250	02/18/2015		1,300	(10)	(51)
	Call - OTC USD versus MXN		14.480	02/20/2015		1,500	(14)	(41)

HUS	Call - OTC USD versus INR	INR	63.850	02/25/2015		1,500	(13)	(17)
	Call - OTC USD versus INR		64.250	02/26/2015		1,500	(9)	(14)
	Put - OTC USD versus MXN	MXN	13.350	02/25/2015		2,000	(11)	0
	Call - OTC USD versus MXN		14.050	02/25/2015		2,000	(11)	(105)

JPM	Put - OTC USD versus BRL	BRL	2.300	01/21/2015		2,300	(17)	0
	Call - OTC USD versus BRL		2.800	01/21/2015		2,300	(22)	(6)
	Put - OTC USD versus BRL		2.300	01/23/2015		2,400	(19)	0
	Call - OTC USD versus BRL		2.800	01/23/2015		2,400	(19)	(7)
	Put - OTC USD versus BRL		2.400	02/12/2015		1,100	(3)	0
	Call - OTC USD versus BRL		2.900	02/12/2015		1,100	(9)	(3)
	Call - OTC USD versus INR	INR	63.400	01/22/2015		1,800	(11)	(13)
	Call - OTC USD versus INR		65.900	05/12/2015		5,000	(41)	(67)
	Put - OTC USD versus JPY	JPY	112.600	02/13/2015		3,000	(29)	(4)
	Call - OTC USD versus MXN	MXN	14.350	02/26/2015		5,400	(46)	(188)

MSB	Put - OTC USD versus BRL	BRL	2.300	01/28/2015		2,600	(13)	0
	Call - OTC USD versus BRL		2.800	01/28/2015		2,600	(36)	(10)

SOG	Put - OTC USD versus JPY	JPY	109.000	11/19/2015		2,200	(37)	(26)

UAG	Call - OTC USD versus INR	INR	64.250	02/25/2015		5,100	(43)	(46)
	Put - OTC USD versus JPY	JPY	110.500	01/07/2015		3,400	(33)	0
	Put - OTC USD versus JPY		111.500	02/09/2015		2,100	(17)	(1)
	Put - OTC USD versus JPY		112.500	02/11/2015		1,700	(16)	(2)
	Put - OTC USD versus JPY		110.000	05/12/2015		4,300	(50)	(17)
	Put - OTC USD versus JPY		100.000	07/03/2015		5,600	(36)	(6)

UBS	Put - OTC USD versus JPY		112.000	02/09/2015		1,700	(17)	(1)

							$(2,578)	$(1,455)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.300%	01/20/2015	$	158,700	$(349)	$(373)

GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	01/16/2018		270,100	(3,295)	(2,810)

JPM	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.400%	01/20/2015		297,500	(461)	(321)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.200%	01/16/2015		274,100	(834)	(1,168)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	01/20/2015		73,400	(327)	(97)

NGF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.920%	02/03/2015		21,600	(127)	(49)

								$(5,393)	$(4,818)

Total Written Options								$(8,115)	$(6,311)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD	Notional Amount in EUR	Premiums
Balance at Beginning of Period	1,940	$346,800	AUD 0	EUR 294,800	$(1,880)
Sales	1,924	2,804,900	40,400	120,400	(12,459)
Closing Buys	0	(572,200)	0	0	1,086
Expirations	(3,864)	(890,800)	(16,100)	(180,000)	4,381
Exercised	0	(393,200)	(12,800)	(156,500)	757

Balance at End of Period	0	$1,295,500	AUD 11,500	EUR 78,700	$(8,115)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

		Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
Counterparty	Reference Entity								Asset	Liability
BRC	Venezuela Government International Bond	(5.000%	)	06/20/2015	53.467%	$ 300	$37	$21	$58	$0

GST	Venezuela Government International Bond	(5.000%	)	06/20/2015	53.467%	1,300	132	119	251	0

							$169	$140	$309	$0

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Berkshire Hathaway Finance Corp.	1.000%	03/20/2016	0.138%	$ 1,100	$(14)	$26	$12	$0
	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.766%	EUR 5,200	113	(39)	74	0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%	$ 800	(4)	5	1	0
	China Government International Bond	1.000%	06/20/2019	0.720%	2,800	21	13	34	0
	MetLife, Inc.	1.000%	06/20/2017	0.309%	1,000	22	(5)	17	0
	Mexico Government International Bond	1.000%	09/20/2015	0.370%	800	7	(3)	4	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%	1,000	(1)	8	7	0
	Russia Government International Bond	1.000%	03/20/2019	4.827%	3,600	(250)	(250)	0	(500)
	Standard Chartered PLC	1.000%	03/20/2019	0.740%	EUR 1,000	(12)	25	13	0

BPS	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.766%	1,500	34	(13)	21	0
	Comcast Corp.	1.000%	09/20/2019	0.274%	$ 700	23	1	24	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.106%	EUR 6,500	(124)	145	21	0

BRC	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.424%	$ 3,700	59	29	88	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2023	0.975%	1,000	(29)	31	2	0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%	5,100	(39)	49	10	0
	China Government International Bond	1.000%	09/20/2015	0.165%	2,400	30	(14)	16	0
	China Government International Bond	1.000%	09/20/2016	0.283%	1,300	18	(1)	17	0
	General Motors Co.	5.000%	09/20/2016	0.773%	2,000	201	(53)	148	0
	Indonesia Government International Bond	1.000%	06/20/2019	1.341%	800	(19)	8	0	(11)
	Indonesia Government International Bond	1.000%	09/20/2019	1.434%	2,500	(50)	2	0	(48)
	Italy Government International Bond	1.000%	06/20/2019	1.114%	11,000	(198)	148	0	(50)
	MetLife, Inc.	1.000%	03/20/2019	0.525%	2,700	20	34	54	0
	Mexico Government International Bond	1.000%	09/20/2015	0.370%	5,500	(36)	63	27	0
	Mexico Government International Bond	1.000%	03/20/2018	0.703%	4,300	(7)	49	42	0
	Russia Government International Bond	1.000%	09/20/2015	5.125%	3,600	(30)	(75)	0	(105)
	Russia Government International Bond	1.000%	12/20/2019	4.779%	7,200	(463)	(666)	0	(1,129)
	Volvo Treasury AB	1.000%	12/20/2019	0.752%	EUR 1,200	10	8	18	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.766%	EUR 1,100	$25	$(9)	$16	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%	$ 1,600	(19)	22	3	0
	Brazil Government International Bond	1.000%	06/20/2016	1.089%	27,000	(52)	25	0	(27)
	China Government International Bond	1.000%	03/20/2019	0.660%	1,900	10	17	27	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	7.209%	7,900	(95)	(247)	0	(342)
	HSBC Bank PLC	1.000%	03/20/2019	0.570%	EUR 3,600	(36)	116	80	0
	Indonesia Government International Bond	1.000%	06/20/2019	1.341%	$ 300	(7)	3	0	(4)
	Italy Government International Bond	1.000%	06/20/2017	0.722%	2,700	16	3	19	0
	Italy Government International Bond	1.000%	06/20/2019	1.114%	700	(13)	9	0	(4)
	Mexico Government International Bond	1.000%	09/20/2016	0.523%	1,000	5	3	8	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%	1,700	(2)	14	12	0
	Volvo Treasury AB	1.000%	12/20/2019	0.752%	EUR 1,300	14	6	20	0

DUB	Berkshire Hathaway, Inc.	1.000%	06/20/2017	0.254%	$ 7,300	172	(36)	136	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.424%	1,700	36	5	41	0
	China Government International Bond	1.000%	12/20/2018	0.622%	1,400	18	3	21	0
	China Government International Bond	1.000%	03/20/2019	0.660%	4,100	2	56	58	0
	China Government International Bond	1.000%	06/20/2019	0.720%	2,500	19	12	31	0
	Export-Import Bank of China	1.000%	12/20/2016	0.512%	2,300	(186)	209	23	0
	Export-Import Bank of Korea	1.000%	12/20/2016	0.183%	1,000	(64)	80	16	0
	General Electric Capital Corp.	1.000%	06/20/2017	0.402%	7,100	138	(31)	107	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.510%	3,500	55	17	72	0
	HSBC Bank PLC	1.000%	12/20/2018	0.327%	EUR 3,400	38	73	111	0
	Indonesia Government International Bond	1.000%	06/20/2019	1.341%	$ 1,500	(34)	13	0	(21)
	Italy Government International Bond	1.000%	09/20/2016	0.574%	400	3	0	3	0
	Italy Government International Bond	1.000%	03/20/2019	1.069%	10,200	(167)	141	0	(26)
	Italy Government International Bond	1.000%	06/20/2019	1.114%	3,900	(72)	54	0	(18)
	MetLife, Inc.	1.000%	06/20/2017	0.309%	3,800	85	(19)	66	0
	MetLife, Inc.	1.000%	03/20/2019	0.525%	1,700	29	5	34	0
	Mexico Government International Bond	1.000%	03/20/2016	0.437%	3,200	(18)	41	23	0
	Mexico Government International Bond	1.000%	06/20/2016	0.487%	7,900	19	43	62	0
	Mexico Government International Bond	1.000%	09/20/2016	0.523%	700	3	3	6	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.431%	3,500	66	18	84	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.473%	16,000	326	46	372	0

FBF	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.766%	EUR 200	4	(1)	3	0
	MetLife, Inc.	1.000%	06/20/2016	0.192%	$ 1,900	33	(10)	23	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.510%	3,400	69	9	78	0
	Volvo Treasury AB	1.000%	12/20/2019	0.752%	EUR 4,000	32	28	60	0
	Wendel S.A.	5.000%	12/20/2019	0.901%	300	74	(1)	73	0

GST	Italy Government International Bond	1.000%	06/20/2017	0.722%	$ 400	2	1	3	0
	MetLife, Inc.	1.000%	06/20/2016	0.192%	3,800	65	(18)	47	0
	Mexico Government International Bond	1.000%	09/20/2016	0.523%	1,900	9	7	16	0
	Wendel S.A.	5.000%	12/20/2019	0.901%	EUR 1,000	251	(7)	244	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.789%	$ 1,000	(10)	12	2	0
	Brazil Government International Bond	1.000%	03/20/2016	0.995%	1,200	(6)	6	0	0
	Indonesia Government International Bond	1.000%	09/20/2019	1.434%	1,800	(37)	2	0	(35)
	Italy Government International Bond	1.000%	09/20/2016	0.574%	900	7	0	7	0
	Italy Government International Bond	1.000%	03/20/2019	1.069%	10,200	(171)	146	0	(25)
	Mexico Government International Bond	1.000%	09/20/2015	0.370%	1,700	13	(5)	8	0
	Mexico Government International Bond	1.000%	09/20/2016	0.523%	700	4	2	6	0
	Russia Government International Bond	1.000%	12/20/2019	4.779%	6,700	(475)	(576)	0	(1,051)

JPM	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.766%	EUR 3,800	85	(31)	54	0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%	$ 400	(4)	5	1	0
	China Government International Bond	1.000%	12/20/2018	0.622%	5,800	57	30	87	0
	China Government International Bond	1.000%	06/20/2019	0.720%	4,100	21	30	51	0
	HSBC Bank PLC	1.000%	12/20/2018	0.327%	EUR 2,000	28	38	66	0
	Indonesia Government International Bond	1.000%	06/20/2019	1.341%	$ 600	(14)	5	0	(9)
	Mexico Government International Bond	1.000%	09/20/2016	0.523%	800	4	2	6	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.510%	5,000	102	11	113	0
	PSEG Power LLC	1.000%	12/20/2018	0.737%	1,700	11	7	18	0
	Volvo Treasury AB	1.000%	12/20/2019	0.752%	EUR 1,100	12	5	17	0

MYC	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.766%	3,400	78	(30)	48	0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%	$ 400	(2)	3	1	0
	France Government Bond	0.250%	12/20/2019	0.413%	5,500	(77)	34	0	(43)
	General Electric Capital Corp.	1.000%	06/20/2016	0.339%	200	(1)	3	2	0
	Italy Government International Bond	1.000%	03/20/2019	1.069%	5,200	(86)	73	0	(13)
	Italy Government International Bond	1.000%	09/20/2019	1.155%	7,900	34	(86)	0	(52)
	Mexico Government International Bond	1.000%	12/20/2018	0.820%	1,500	(3)	14	11	0
	Standard Chartered PLC	1.000%	03/20/2019	0.740%	EUR 1,100	(13)	28	15	0
	Volvo Treasury AB	1.000%	12/20/2019	0.752%	1,100	12	5	17	0
	Wendel S.A.	5.000%	12/20/2019	0.901%	1,600	397	(7)	390	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.789%	$ 500	(5)	6	1	0

						$96	$(40)	$3,569	$(3,513)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	CDX.HY-21 3-Year Index	5.000%	12/20/2016	$3,465	$ 282	$(97)	$185	$0

BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	8,366	969	(998)	0	(29)

FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	8,547	(43)	27	0	(16)

GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015	376	47	(48)	0	(1)
	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	193	0	3	3	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	5,734	638	(658)	0	(20)

JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015	470	53	(55)	0	(2)
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	386	0	5	5	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	7,802	907	(934)	0	(27)

					$ 2,853	$(2,755)	$193	$(95)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	7,700	$(33)	$(20)	$0	$(53)

DUB	Pay	1-Year BRL-CDI	11.470%	01/02/2017		198,000	236	(817)	0	(581)

GLM	Pay	1-Year BRL-CDI	11.320%	01/04/2016		21,200	(18)	(6)	0	(24)
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		169,500	237	(733)	0	(496)
	Pay	1-Year BRL-CDI	13.000%	01/02/2018		61,700	0	179	179	0

HUS	Pay	28-Day MXN-TIIE	5.500%	06/11/2018	MXN	2,700	0	4	4	0

JPM	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	9,600	(2)	(26)	0	(28)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018	MXN	2,500	(1)	3	2	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		1,300	0	2	2	0

MYC	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		3,900	(2)	5	3	0

							$417	$(1,409)	$190	$(1,182)

Total Swap Agreements							$3,535	$(4,064)	$4,261	$(4,790)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(i)	Securities with an aggregate market value of $3,783 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$2,136	$0	$347	$2,483	$(221)	$(695)	$(500)	$(1,416)	$1,067	$(1,050)	$17
BPS	4,285	0	66	4,351	(2,598)	(10)	(53)	(2,661)	1,690	(1,850)	(160)
BRC	562	0	480	1,042	(136)	(66)	(1,372)	(1,574)	(532)	529	(3)
CBK	921	0	185	1,106	(645)	(54)	(377)	(1,076)	30	273	303
DUB	4,823	0	1,266	6,089	(334)	(98)	(646)	(1,078)	5,011	(5,270)	(259)
FBF	5,424	0	237	5,661	(48)	(60)	(16)	(124)	5,537	(5,460)	77
GLM	1,864	3,262	179	5,305	(2,461)	(3,142)	(520)	(6,123)	(818)	800	(18)
GST	0	0	564	564	0	(4)	(1)	(5)	559	(520)	39
HUS	546	0	27	573	(75)	(136)	(1,131)	(1,342)	(769)	977	208
JPM	1,161	0	422	1,583	(214)	(615)	(39)	(868)	715	(22,922)	(22,207)
MSB	5,580	0	0	5,580	(356)	(10)	0	(366)	5,214	(5,370)	(156)
MYC	0	0	487	487	0	(1,265)	(135)	(1,400)	(913)	719	(194)
NGF	0	0	0	0	0	(49)	0	(49)	(49)	0	(49)
RBC	729	0	0	729	0	0	0	0	729	(460)	269
SOG	6,938	0	0	6,938	0	(34)	0	(34)	6,904	(5,690)	1,214
UAG	1,997	0	1	1,998	(55)	(72)	0	(127)	1,871	(1,640)	231
UBS	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)

Total Over the Counter	$36,966	$3,262	$4,261	$44,489	$(7,143)	$(6,311)	$(4,790)	$(18,244)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$191	$191
Swap Agreements	0	22	0	0	229	251

	$0	$22	$0	$0	$420	$442

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$36,966	$0	$36,966
Purchased Options	0	0	0	0	3,262	3,262
Swap Agreements	0	4,071	0	0	190	4,261

	$0	$4,071	$0	$36,966	$3,452	$44,489

	$0	$4,093	$0	$36,966	$3,872	$44,931

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$464	$464
Swap Agreements	0	0	0	0	290	290

	$0	$0	$0	$0	$754	$754

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,143	$0	$7,143
Written Options	0	38	0	1,455	4,818	6,311
Swap Agreements	0	3,608	0	0	1,182	4,790

	$0	$3,646	$0	$8,598	$6,000	$18,244

	$0	$3,646	$0	$8,598	$6,754	$18,998

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$33	$0	$0	$1,534	$1,567
Futures	0	0	0	0	2,060	2,060
Swap Agreements	0	3,267	0	0	(13,212)	(9,945)

	$0	$3,300	$0	$0	$(9,618)	$(6,318)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33,057	$0	$33,057
Written Options	0	2,490	0	56	1,149	3,695
Swap Agreements	0	3,104	0	0	978	4,082

	$0	$5,594	$0	$33,113	$2,127	$40,834

	$0	$8,894	$0	$33,113	$(7,491)	$34,516

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$245	$245
Futures	0	0	0	0	(1,254)	(1,254)
Swap Agreements	0	(42)	0	0	(6,341)	(6,383)

	$0	$(42)	$0	$0	$(7,350)	$(7,392)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33,276	$0	$33,276
Purchased Options	0	0	0	0	(661)	(661)
Written Options	0	43	0	1,123	(91)	1,075
Swap Agreements	0	(1,896)	0	0	(1,260)	(3,156)

	$0	$(1,853)	$0	$34,399	$(2,012)	$30,534

	$0	$(1,895)	$0	$34,399	$(9,362)	$23,142

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$25,727	$0	$25,727
Corporate Bonds & Notes
Banking & Finance	0	539,641	0	539,641
Industrials	0	194,636	0	194,636
Utilities	0	96,470	0	96,470
Municipal Bonds & Notes
New Jersey	0	9,508	0	9,508
Texas	0	389	0	389
U.S. Government Agencies	0	46,631	2	46,633
U.S. Treasury Obligations	0	242,581	0	242,581
Mortgage-Backed Securities	0	160,646	2,273	162,919
Asset-Backed Securities	0	203,382	0	203,382
Sovereign Issues	0	244,410	0	244,410
Short-Term Instruments
Certificates of Deposit	0	16,830	0	16,830
Commercial Paper	0	19,859	0	19,859
Repurchase Agreements	0	1,263	0	1,263
Mexico Treasury Bills	0	143,276	0	143,276
U.S. Treasury Bills	0	487	0	487
	$0	$1,945,736	$2,275	$1,948,011

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$186,362	$0	$0	$186,362

Total Investments	$186,362	$1,945,736	$2,275	$2,134,373

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(5,184)	$0	$(5,184)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	191	251	0	442
Over the counter	0	44,489	0	44,489
	$191	$44,740	$0	$44,931

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(464)	(290)	0	(754)
Over the counter	0	(18,244)	0	(18,244)
	$(464)	$(18,534)	$0	$(18,998)

Totals	$186,089	$1,966,758	$2,275	$2,155,122

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2014, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S.

Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

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Notes to Financial Statements (Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$1	$20,900	$(20,899)	$(2)	$0	$0	$0	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$328,934	$1,319,534	$(1,460,800)	$(552)	$(754)	$186,362	$2,716	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

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(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium

ANNUAL REPORT	DECEMBER 31, 2014	33

Notes to Financial Statements (Cont.)

which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the

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buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. Treasury issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a

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result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The

ANNUAL REPORT	DECEMBER 31, 2014	37

Notes to Financial Statements (Cont.)

market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Purchases	Sales
$444,738	$124,385

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	DECEMBER 31, 2014	39

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,024,860	$2,665,584	$1,210,962	$692,860

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	115	$1,217	861	$9,229
Administrative Class	34,121	363,560	31,755	338,673
Advisor Class	13,683	145,639	19,839	211,059
Issued as reinvestment of distributions
Institutional Class	57	607	87	930
Administrative Class	1,654	17,615	2,052	21,881
Advisor Class	626	6,660	730	7,780
Cost of shares redeemed
Institutional Class	(4,411)	(46,929)	(452)	(4,849)
Administrative Class	(38,068)	(405,306)	(33,165)	(353,085)
Advisor Class	(11,304)	(120,374)	(11,826)	(125,522)
Net increase (decrease) resulting from Portfolio share transactions	(3,527)	$(37,311)	9,881	$106,096

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 42% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of

December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$67,449	$—	$(46,076)	$(107)	$(25,460)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$8,599	$—

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2014, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$14,206	$2,654

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$2,179,325	$10,704	$(55,655)	$(44,951)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Treasury Inflation-Protected securities, and sale/buyback transactions.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$24,882	$—	$—
12/31/2013	$30,591	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen
BRL	Brazilian Real	GBP	British Pound	MXN	Mexican Peso
CAD	Canadian Dollar	ILS	Israeli Shekel	USD	United States Dollar
CHF	Swiss Franc	INR	Indian Rupee

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
CDI	Brazil Interbank Deposit Rate	FDIC	Federal Deposit Insurance Corp.	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2014	43

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

0.52%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.11%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

44	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2014	45

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

46	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2014	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

ANNUAL REPORT	DECEMBER 31, 2014	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

ANNUAL REPORT	DECEMBER 31, 2014	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT47AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Low Duration Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

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The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

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In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

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U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

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U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

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Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

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Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Return chart

4	PIMCO VARIABLE INSURANCE TRUST

measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	38.9%
Short-Term Instruments‡	17.2%
Sovereign Issues	11.5%
U.S. Treasury Obligations	11.4%
Asset-Backed Securities	9.5%
Mortgage-Backed Securities	7.6%
Other	3.9%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Low Duration Portfolio Institutional Class	1.00%	2.72%	3.90%	4.38%
The BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	0.62%	1.06%	2.54%	3.29%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.50% for Institutional Class shares.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$996.80	$1,022.81
Expenses Paid During Period†	$2.53	$2.56
Net Annualized Expense Ratio	0.50%	0.50%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to Italian and Spanish duration (or sensitivity to changes in market interest rates) benefited performance as bond yields in both countries declined during the reporting period.

»	Exposure to investment grade credit benefited performance as investment grade credit generally posted positive total returns during the reporting period.

»	Exposure to non-Agency residential mortgage-backed securities (“RMBS”) benefited performance as prices on these securities generally increased during the reporting period.

»	Short exposure to the Japanese yen benefited performance as the Japanese yen depreciated versus the U.S. dollar during the reporting period.

»	Short exposure to thirty-year U.S. interest rates detracted from performance as longer term U.S. yields declined during the reporting period.

»	An overweight to emerging market debt detracted from performance as these securities generally posted negative returns during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Low Duration Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Institutional Class
Net asset value beginning of year	$10.61	$10.78	$10.38	$10.44	$10.11
Net investment income (a)	0.10	0.10	0.15	0.16	0.15
Net realized/unrealized gain (loss)	0.01	(0.10)	0.47	(0.03)	0.39
Net increase from investment operations	0.11	0.00	0.62	0.13	0.54
Dividends from net investment income	(0.14)	(0.17)	(0.22)	(0.19)	(0.18)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.03)
Total distributions	(0.14)	(0.17)	(0.22)	(0.19)	(0.21)
Net asset value end of year	$10.58	$10.61	$10.78	$10.38	$10.44
Total return	1.00%	0.01%	6.01%	1.26%	5.45%
Net assets end of year (000s)	$13,590	$58,621	$54,192	$63,047	$55,336
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	0.96%	0.95%	1.45%	1.52%	1.47%
Portfolio turnover rate	208%	316%	647%	456%	351%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$1,948,011
Investments in Affiliates	186,362
Financial Derivative Instruments
Exchange-traded or centrally cleared	442
Over the counter	44,489
Cash	44,663
Deposits with counterparty	1,121
Foreign currency, at value	2,283
Receivable for investments sold	5,256
Receivable for Portfolio shares sold	2,177
Interest and dividends receivable	7,989
Dividends receivable from Affiliates	1,270
2,244,063

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$21,452
Payable for short sales	5,184
Financial Derivative Instruments
Exchange-traded or centrally cleared	754
Over the counter	18,244
Payable for investments purchased	1,120
Payable for investments in Affiliates purchased	1,270
Deposits from counterparty	50,458
Payable for Portfolio shares redeemed	1,620
Accrued investment advisory fees	470
Accrued supervisory and administrative fees	470
Accrued distribution fees	141
Accrued servicing fees	196
Other liabilities	21
101,400

Net Assets	$2,142,663

Net Assets Consist of:
Paid in capital	$2,146,857
Undistributed net investment income	37,549
Accumulated undistributed net realized (loss)	(22,310)
Net unrealized (depreciation)	(19,433)
$2,142,663

Net Assets:
Institutional Class	$13,590
Administrative Class	1,481,605
Advisor Class	647,468

Shares Issued and Outstanding:
Institutional Class	1,284
Administrative Class	139,990
Advisor Class	61,176

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.58
Administrative Class	10.58
Advisor Class	10.58

Cost of Investments in Securities	$1,990,022
Cost of Investments in Affiliates	$187,314
Cost of Foreign Currency Held	$2,310
Proceeds Received on Short Sales	$5,183
Cost or Premiums of Financial Derivative Instruments, net	$(657)

* Includes repurchase agreements of:	$1,263

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$32,156
Dividends	53
Dividends from Investments in Affiliates	2,716
Total Income	34,925

Expenses:
Investment advisory fees	5,642
Supervisory and administrative fees	5,642
Servicing fees - Administrative Class	2,342
Distribution and/or servicing fees - Advisor Class	1,613
Trustee fees	29
Interest expense	11
Total Expenses	15,279

Net Investment Income	19,646

Net Realized Gain (Loss):
Investments in securities	(13,882)
Investments in Affiliates	(554)
Exchange-traded or centrally cleared financial derivative instruments	(6,444)
Over the counter financial derivative instruments	40,960
Foreign currency	481
Net Realized Gain	20,561

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(43,626)
Investments in Affiliates	(754)
Exchange-traded or centrally cleared financial derivative instruments	(7,392)
Over the counter financial derivative instruments	30,534
Foreign currency assets and liabilities	(185)
Net Change in Unrealized (Depreciation)	(21,423)
Net (Loss)	(862)

Net Increase in Net Assets Resulting from Operations	$18,784

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$19,646	$16,469
Net realized gain	20,561	7,475
Net change in unrealized (depreciation)	(21,423)	(27,559)
Net increase (decrease) in net assets resulting from operations	18,784	(3,615)

Distributions to Shareholders:
From net investment income
Institutional Class	(607)	(930)
Administrative Class	(17,615)	(21,881)
Advisor Class	(6,660)	(7,780)

Total Distributions	(24,882)	(30,591)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(37,311)	106,096

Total Increase (Decrease) in Net Assets	(43,409)	71,890

Net Assets:
Beginning of year	2,186,072	2,114,182
End of year*	$2,142,663	$2,186,072

* Including undistributed net investment income of:	$37,549	$18,035

**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.9%

BANK LOAN OBLIGATIONS 1.2%
Chrysler Group LLC
3.500% due 05/24/2017		$2,985	$2,981
H.J. Heinz Co.
3.500% due 06/05/2020		19,860	19,778
HCA, Inc.
2.919% due 03/31/2017		2,985	2,968

Total Bank Loan Obligations (Cost $25,823)			25,727

CORPORATE BONDS & NOTES 38.8%

BANKING & FINANCE 25.2%
AerCap Ireland Capital Ltd.
2.750% due 05/15/2017		3,800	3,729
Ally Financial, Inc.
2.750% due 01/30/2017		2,860	2,858
3.125% due 01/15/2016		400	403
3.500% due 07/18/2016		3,400	3,447
4.625% due 06/26/2015		4,400	4,439
6.250% due 12/01/2017		2,000	2,165
8.300% due 02/12/2015		4,000	4,025
Banco do Brasil S.A.
4.500% due 01/22/2015		600	600
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		1,600	1,624
Banco Popolare SC
3.500% due 03/14/2019	EUR	9,700	12,243
Banco Santander Brasil S.A.
4.625% due 02/13/2017		$1,300	1,354
Banco Santander Chile
3.750% due 09/22/2015		2,900	2,946
Bank of America Corp.
1.001% due 09/15/2026		900	826
1.500% due 10/09/2015		1,800	1,808
2.650% due 04/01/2019		1,200	1,210
4.750% due 08/01/2015		4,526	4,629
5.650% due 05/01/2018		2,300	2,557
6.500% due 08/01/2016		6,500	7,007
6.875% due 04/25/2018		1,300	1,494
6.875% due 11/15/2018		2,700	3,142
Bank of America N.A.
0.541% due 06/15/2017		23,900	23,570
0.703% due 11/14/2016		3,900	3,898
Bankia S.A.
0.285% due 01/25/2016	EUR	2,000	2,407
BB&T Corp.
0.950% due 01/15/2020		$5,100	5,105
BBVA Bancomer S.A.
4.500% due 03/10/2016		6,100	6,314
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015		2,500	2,567
BPCE S.A.
0.802% due 11/18/2016		500	501
0.862% due 06/23/2017		400	400
1.357% due 03/06/2017	GBP	2,300	3,609
1.625% due 02/10/2017		$2,100	2,108
Caterpillar Financial Services Corp.
2.250% due 12/01/2019		1,700	1,704
CIT Group, Inc.
5.000% due 05/15/2017		2,200	2,288
Citigroup, Inc.
1.045% due 04/01/2016		3,800	3,814
1.194% due 07/25/2016		15,400	15,504
1.350% due 03/10/2017		2,500	2,490
4.450% due 01/10/2017		800	846

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse
1.375% due 05/26/2017		$1,500	$1,497
Dexia Credit Local S.A.
0.612% due 11/07/2016		4,500	4,518
Dominion Gas Holdings LLC
2.500% due 12/15/2019		2,300	2,308
Eksportfinans ASA
1.570% due 02/14/2018	JPY	500,000	4,098
2.000% due 09/15/2015		$1,100	1,103
2.375% due 05/25/2016		6,000	6,029
5.500% due 05/25/2016		5,700	5,970
5.500% due 06/26/2017		3,000	3,208
FCE Bank PLC
1.875% due 05/12/2016	EUR	600	740
4.750% due 01/19/2015		400	485
First Horizon National Corp.
5.375% due 12/15/2015		$900	932
Ford Motor Credit Co. LLC
0.682% due 11/08/2016		7,500	7,470
1.008% due 01/17/2017		1,800	1,801
1.162% due 11/04/2019		5,500	5,509
1.700% due 05/09/2016		2,100	2,109
2.375% due 01/16/2018		3,475	3,498
2.750% due 05/15/2015		3,700	3,725
3.000% due 06/12/2017		2,700	2,772
5.625% due 09/15/2015		1,600	1,651
8.000% due 12/15/2016		2,600	2,913
12.000% due 05/15/2015		540	561
General Motors Financial Co., Inc.
2.750% due 05/15/2016		5,000	5,091
3.000% due 09/25/2017		4,500	4,556
Goldman Sachs Group, Inc.
1.043% due 12/15/2017		31,500	31,476
6.000% due 06/15/2020		2,000	2,315
7.500% due 02/15/2019		600	714
Hana Bank
4.000% due 11/03/2016		1,600	1,676
Harley-Davidson Financial Services, Inc.
2.700% due 03/15/2017		400	410
HBOS PLC
0.957% due 09/30/2016		4,155	4,145
HSBC Finance Corp.
0.664% due 06/01/2016		2,200	2,196
HSBC USA, Inc.
0.843% due 11/13/2019		12,900	12,915
2.375% due 11/13/2019		3,800	3,803
Hutchison Whampoa International Ltd.
1.625% due 10/31/2017		7,000	6,947
Industrial Bank of Korea
2.375% due 07/17/2017		2,200	2,234
3.750% due 09/29/2016		3,400	3,541
ING Bank NV
0.933% due 07/03/2017		3,200	3,191
International Lease Finance Corp.
2.191% due 06/15/2016		5,500	5,514
5.750% due 05/15/2016		3,535	3,674
6.250% due 05/15/2019		2,250	2,464
6.750% due 09/01/2016		300	320
8.625% due 09/15/2015		20,500	21,422
Intesa Sanpaolo SpA
2.375% due 01/13/2017		5,900	5,955
3.125% due 01/15/2016		9,645	9,801
JPMorgan Chase & Co.
0.682% due 11/18/2016		5,800	5,800
1.064% due 05/30/2017	GBP	6,300	9,707
3.150% due 07/05/2016		$1,800	1,851
3.400% due 06/24/2015		1,000	1,013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase Bank N.A.
0.784% due 05/31/2017	EUR	2,400	$2,904
6.000% due 10/01/2017		$1,000	1,111
Kookmin Bank
1.109% due 01/27/2017		10,000	10,071
Korea Development Bank
0.857% due 01/22/2017		800	802
3.250% due 03/09/2016		6,300	6,454
3.875% due 05/04/2017		1,200	1,258
Korea Finance Corp.
3.250% due 09/20/2016		1,500	1,550
LeasePlan Corp. NV
2.500% due 05/16/2018		300	300
3.000% due 10/23/2017		1,200	1,230
Metropolitan Life Global Funding
1.300% due 04/10/2017		3,600	3,597
MUFG Union Bank N.A.
0.632% due 05/05/2017		6,600	6,596
1.005% due 09/26/2016		3,700	3,721
Navient Corp.
6.000% due 01/25/2017		1,000	1,050
6.250% due 01/25/2016		13,765	14,350
8.780% due 09/15/2016	MXN	49,700	3,391
Nordea Bank AB
0.616% due 04/04/2017		$4,900	4,908
Novo Banco S.A.
2.625% due 05/08/2017	EUR	3,500	3,961
3.875% due 01/21/2015		8,500	10,291
5.875% due 11/09/2015		6,900	8,443
Pacific Life Global Funding
3.442% due 06/02/2018		$3,500	3,346
Pricoa Global Funding
1.350% due 08/18/2017		23,600	23,520
Prudential Covered Trust
2.997% due 09/30/2015		2,475	2,510
Qatari Diar Finance Co.
3.500% due 07/21/2015		4,300	4,343
QNB Finance Ltd.
3.125% due 11/16/2015		9,200	9,383
Rabobank Group
0.513% due 11/23/2016		3,300	3,304
RCI Banque S.A.
5.625% due 10/05/2015	EUR	700	880
Royal Bank of Scotland PLC
4.875% due 03/16/2015		$6,900	6,953
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		2,500	2,503
Shinhan Bank
0.883% due 04/08/2017		13,600	13,641
Springleaf Finance Corp.
6.500% due 09/15/2017		4,900	5,157
Sumitomo Mitsui Banking Corp.
1.350% due 07/18/2015		12,300	12,359
U.S. Bank N.A.
3.778% due 04/29/2020		3,000	3,027
VTB Bank OJSC Via VTB Capital S.A.
6.465% due 03/04/2015		1,500	1,491
Wachovia Corp.
0.601% due 10/15/2016		5,000	4,982
WEA Finance LLC
1.750% due 09/15/2017		1,000	995

			539,641

INDUSTRIALS 9.1%
AbbVie, Inc.
0.992% due 11/06/2015		3,715	3,727

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Actavis, Inc.
1.875% due 10/01/2017		$1,800	$1,794
Amgen, Inc.
2.125% due 05/15/2017		3,695	3,746
2.200% due 05/22/2019		2,700	2,690
2.500% due 11/15/2016		2,400	2,458
Anglo American Capital PLC
2.625% due 04/03/2017		200	203
Anheuser-Busch InBev Finance, Inc.
2.150% due 02/01/2019		200	201
Barrick Gold Corp.
6.950% due 04/01/2019		300	342
Becton Dickinson and Co.
0.691% due 06/15/2016		10,500	10,506
1.800% due 12/15/2017		2,100	2,109
2.675% due 12/15/2019		900	913
Boston Scientific Corp.
5.125% due 01/12/2017		1,500	1,591
Canadian Natural Resources Ltd.
0.632% due 03/30/2016		1,100	1,098
1.750% due 01/15/2018		1,200	1,194
CNPC General Capital Ltd.
1.450% due 04/16/2016		3,400	3,396
Comcast Corp.
5.900% due 03/15/2016		4,550	4,826
COX Communications, Inc.
9.375% due 01/15/2019		400	504
Daimler Finance North America LLC
0.588% due 03/10/2017		11,400	11,383
1.250% due 01/11/2016		2,740	2,749
2.300% due 01/09/2015		200	200
2.375% due 08/01/2018		900	913
DISH DBS Corp.
7.125% due 02/01/2016		1,800	1,897
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		1,700	1,724
Freeport-McMoRan, Inc.
2.300% due 11/14/2017		1,400	1,403
General Mills, Inc.
0.533% due 01/29/2016		8,900	8,905
Georgia-Pacific LLC
2.539% due 11/15/2019		4,000	4,003
Gilead Sciences, Inc.
2.350% due 02/01/2020		800	805
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,300	1,292
4.500% due 12/06/2016	JPY	29,000	219
Humana, Inc.
7.200% due 06/15/2018		$1,200	1,403
Hyundai Capital America
1.450% due 02/06/2017		950	947
1.875% due 08/09/2016		300	302
Imperial Tobacco Finance PLC
2.050% due 02/11/2018		1,250	1,244
Kinder Morgan Energy Partners LP
2.650% due 02/01/2019		500	493
9.000% due 02/01/2019		300	364
Kinder Morgan, Inc.
2.000% due 12/01/2017		1,500	1,492
3.050% due 12/01/2019		4,000	3,973
KLA-Tencor Corp.
2.375% due 11/01/2017		500	503
3.375% due 11/01/2019		150	153
Korea National Oil Corp.
4.000% due 10/27/2016		400	418
Kraft Foods Group, Inc.
1.625% due 06/04/2015		3,880	3,897

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kroger Co.
0.758% due 10/17/2016		$5,600	$5,593
Medtronic, Inc.
1.043% due 03/15/2020		6,300	6,301
1.375% due 04/01/2018		2,900	2,872
Merck Sharp & Dohme Corp.
5.000% due 06/30/2019		1,400	1,582
MGM Resorts International
6.625% due 07/15/2015		1,000	1,020
6.875% due 04/01/2016		500	523
7.500% due 06/01/2016		1,700	1,798
7.625% due 01/15/2017		500	540
10.000% due 11/01/2016		400	447
Mylan, Inc.
2.550% due 03/28/2019		2,100	2,094
NBCUniversal Enterprise, Inc.
0.768% due 04/15/2016		100	100
Nissan Motor Acceptance Corp.
1.000% due 03/15/2016		700	701
1.800% due 03/15/2018		200	199
1.950% due 09/12/2017		300	302
2.350% due 03/04/2019		200	201
Pearson Dollar Finance PLC
6.250% due 05/06/2018		600	671
Petrobras International Finance Co. S.A.
3.500% due 02/06/2017		1,200	1,149
Pioneer Natural Resources Co.
6.875% due 05/01/2018		300	336
Rock-Tenn Co.
4.450% due 03/01/2019		400	426
SABMiller Holdings, Inc.
2.200% due 08/01/2018		1,300	1,305
2.450% due 01/15/2017		500	510
SABMiller PLC
6.500% due 07/15/2018		300	343
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017		6,000	6,114
Southwest Airlines Co.
2.750% due 11/06/2019		6,300	6,336
Telefonica Emisiones S.A.U.
0.902% due 06/23/2017		13,000	12,991
5.375% due 02/02/2018	GBP	1,300	2,235
6.421% due 06/20/2016		$1,600	1,713
Thermo Fisher Scientific, Inc.
1.300% due 02/01/2017		6,600	6,567
Time Warner Cable, Inc.
5.850% due 05/01/2017		700	765
6.750% due 07/01/2018		1,800	2,066
8.750% due 02/14/2019		1,100	1,363
Time Warner, Inc.
3.150% due 07/15/2015		11,600	11,765
UnitedHealth Group, Inc.
1.400% due 12/15/2017		1,000	1,000
Volkswagen Group of America Finance LLC
0.672% due 11/20/2017		7,500	7,494
2.450% due 11/20/2019		4,200	4,232
Volkswagen International Finance NV
2.125% due 11/20/2018		1,700	1,698
Walgreens Boots Alliance, Inc.
0.682% due 05/18/2016		4,500	4,501
1.750% due 11/17/2017		1,700	1,706
Whirlpool Corp.
1.650% due 11/01/2017		1,100	1,097

			194,636

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 4.5%
AES Corp.
3.234% due 06/01/2019		$600	$587
AT&T, Inc.
0.677% due 03/30/2017		6,800	6,801
2.950% due 05/15/2016		900	923
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		700	717
Consumers Energy Co.
6.700% due 09/15/2019		200	239
Dayton Power & Light Co.
1.875% due 09/15/2016		1,000	1,012
DTE Energy Co.
2.400% due 12/01/2019		3,700	3,705
Electricite de France S.A.
6.500% due 01/26/2019		100	117
Gazprom OAO Via Gaz Capital S.A.
5.875% due 06/01/2015	EUR	1,600	1,926
KT Corp.
1.750% due 04/22/2017		$3,700	3,694
Orange S.A.
2.750% due 09/14/2016		2,500	2,556
Petrobras Global Finance BV
1.852% due 05/20/2016		7,700	7,375
2.000% due 05/20/2016		1,300	1,245
2.603% due 03/17/2017		6,300	5,831
Plains All American Pipeline LP
8.750% due 05/01/2019		700	872
Qtel International Finance Ltd.
3.375% due 10/14/2016		2,300	2,366
Rosneft Finance S.A.
7.500% due 07/18/2016		400	385
Sinopec Group Overseas Development Ltd.
1.149% due 04/10/2019		11,000	11,021
Sprint Communications, Inc.
9.125% due 03/01/2017		5,000	5,512
Verizon Communications, Inc.
0.636% due 06/09/2017		7,000	6,990
1.771% due 09/15/2016		6,194	6,309
1.991% due 09/14/2018		15,800	16,451
2.500% due 09/15/2016		8,641	8,839
2.625% due 02/21/2020		900	891
3.650% due 09/14/2018		100	106

			96,470

Total Corporate Bonds & Notes (Cost $835,628)			830,747

MUNICIPAL BONDS & NOTES 0.4%

NEW JERSEY 0.4%
New Jersey Economic Development Authority Revenue Notes, Series 2014
1.096% due 06/15/2016		9,525	9,508

TEXAS 0.0%
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.335% due 04/01/2040		384	389

Total Municipal Bonds & Notes (Cost $9,919)			9,897

U.S. GOVERNMENT AGENCIES 2.2%
Fannie Mae
0.230% due 12/25/2036 - 07/25/2037		674	656
0.520% due 09/25/2042 - 03/25/2044		467	465

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.670% due 12/25/2022	$65	$65
0.970% due 04/25/2023	71	72
1.000% due 01/25/2043	620	602
1.020% due 02/25/2023	3	3
1.062% due 06/17/2027	37	38
1.070% due 05/25/2022	7	7
1.315% due 07/01/2042 - 06/01/2043	371	381
1.365% due 09/01/2041	244	255
1.515% due 09/01/2040	1	1
1.956% due 11/01/2035	60	63
2.025% due 09/01/2035	412	438
2.187% due 07/01/2035	68	73
4.371% due 12/01/2036	21	23
4.478% due 09/01/2034	14	15
4.500% due 03/01/2018 - 01/01/2027	7,224	7,709
5.000% due 05/01/2027 - 04/25/2033	326	360
5.500% due 12/01/2027 - 01/01/2045	2,098	2,349
5.854% due 12/25/2042	9	10
6.000% due 03/01/2017 - 01/01/2039	5,105	5,823
6.500% due 04/01/2036	167	190
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	1,891	1,946
Federal Housing Administration
7.430% due 10/01/2020	2	2
Freddie Mac
0.210% due 12/25/2036	936	934
0.430% due 08/25/2031	153	150
0.561% due 06/15/2018	15	16
1.315% due 02/25/2045	313	321
2.000% due 11/15/2026	12,509	12,610
2.271% due 09/01/2035	420	450
2.280% due 07/01/2035	155	167
5.000% due 05/01/2024 - 12/01/2041	910	1,008
5.500% due 12/01/2022 - 08/15/2030	2	2
6.500% due 07/25/2043	65	76
Freddie Mac Strips
9.423% due 08/15/2044	6,038	6,822
Ginnie Mae
1.932% due 02/20/2041	1,418	1,427
6.000% due 09/15/2017	492	511
Small Business Administration
5.600% due 09/01/2028	533	593

Total U.S. Government Agencies (Cost $45,996)		46,633

U.S. TREASURY OBLIGATIONS 11.3%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2018 (g)(i)	173,279	172,737
0.125% due 04/15/2019 (g)(i)	20,266	20,070
0.625% due 07/15/2021 (e)	22,539	22,872
1.125% due 01/15/2021	10,311	10,735
1.250% due 07/15/2020 (g)(i)	12,303	12,936
1.375% due 01/15/2020 (g)(i)	3,074	3,231

Total U.S. Treasury Obligations (Cost $248,750)		242,581

MORTGAGE-BACKED SECURITIES 7.6%
Adjustable Rate Mortgage Trust
2.758% due 09/25/2035	1,127	1,004

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Aggregator of Loans Backed by Assets
2.809% due 12/16/2042	GBP	1,471	$2,328
American Home Mortgage Investment Trust
2.069% due 10/25/2034		$298	300
2.332% due 02/25/2045		174	174
Banc of America Commercial Mortgage Trust
5.561% due 04/10/2049		2,533	2,714
5.617% due 07/10/2046		2,097	2,222
5.622% due 04/10/2049		104	105
Banc of America Funding Trust
0.450% due 07/25/2037		1,276	1,116
2.799% due 01/20/2047 ^		521	418
Banc of America Mortgage Trust
2.532% due 07/25/2034		856	867
2.690% due 08/25/2034		2,686	2,650
2.730% due 05/25/2033		482	488
6.500% due 10/25/2031		7	7
BCAP LLC Trust
0.339% due 09/26/2035		610	604
Bear Stearns Adjustable Rate Mortgage Trust
2.228% due 04/25/2033		6	6
2.290% due 08/25/2035		1,313	1,324
2.504% due 04/25/2033		5	6
2.515% due 03/25/2035		1,524	1,541
2.522% due 01/25/2035		198	191
2.668% due 02/25/2033		1	1
2.674% due 08/25/2035 ^		409	360
2.732% due 01/25/2034		25	26
2.758% due 07/25/2034		363	357
2.870% due 01/25/2035		4,612	4,526
Bear Stearns ALT-A Trust
0.330% due 02/25/2034		506	457
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		347	371
Bear Stearns Structured Products, Inc.
2.337% due 12/26/2046		626	491
2.591% due 01/26/2036		1,145	910
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.450% due 01/25/2035		79	70
Citigroup Commercial Mortgage Trust
6.142% due 12/10/2049		834	915
Citigroup Mortgage Loan Trust, Inc.
2.540% due 05/25/2035		200	199
2.556% due 08/25/2035		840	616
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		15,923	16,779
5.300% due 01/15/2046		3,489	3,605
Countrywide Alternative Loan Trust
0.350% due 05/25/2047		610	509
6.000% due 10/25/2033		13	14
Countrywide Home Loan Mortgage Pass-Through Trust
2.330% due 02/20/2036		597	512
2.418% due 11/20/2034		1,409	1,359
2.418% due 11/25/2034		693	660
2.466% due 02/20/2035		1,087	1,071
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,647	3,875
5.448% due 01/15/2049		10	10
5.669% due 03/15/2039		14,238	14,835
5.806% due 06/15/2038		5,064	5,305
Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032		1	1
Credit Suisse Mortgage Capital Certificates
2.518% due 09/27/2036		5,119	5,144
2.585% due 09/26/2047		647	640
DBRR Trust
0.853% due 02/25/2045		873	872

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
5.254% due 06/26/2035		$424	$427
Eurosail PLC
0.242% due 12/10/2044	EUR	193	226
1.260% due 09/13/2045	GBP	1,318	2,038
Extended Stay America Trust
2.958% due 12/05/2031		$500	508
First Horizon Alternative Mortgage Securities Trust
2.218% due 09/25/2034		1,547	1,516
First Horizon Mortgage Pass-Through Trust
2.612% due 08/25/2035		452	420
2.625% due 02/25/2035		2,443	2,445
Fosse Master Issuer PLC
2.658% due 10/18/2054	GBP	300	473
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049		$7,275	7,820
GMAC Mortgage Corp. Loan Trust
2.668% due 11/19/2035		260	234
Granite Master Issuer PLC
0.305% due 12/20/2054		2,606	2,585
0.365% due 12/20/2054		405	402
0.824% due 12/20/2054	GBP	423	655
Granite Mortgages PLC
0.461% due 01/20/2044	EUR	62	75
0.938% due 01/20/2044	GBP	54	84
0.940% due 09/20/2044		379	591
Great Hall Mortgages PLC
0.373% due 06/18/2039		$2,400	2,282
Greenpoint Mortgage Pass-Through Certificates
2.786% due 10/25/2033		1,278	1,255
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		1,900	2,028
GSR Mortgage Loan Trust
2.536% due 09/25/2034		173	164
2.669% due 09/25/2035		884	890
HarborView Mortgage Loan Trust
0.384% due 05/19/2035		135	113
2.602% due 07/19/2035		707	644
Hercules Eclipse PLC
0.797% due 10/25/2018	GBP	4,936	7,604
Impac CMB Trust
1.170% due 07/25/2033		$188	177
IndyMac Mortgage Loan Trust
2.525% due 12/25/2034		349	323
Infinity Classico
0.268% due 02/15/2024	EUR	862	1,022
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		$7,199	7,539
5.397% due 05/15/2045		2,365	2,489
5.420% due 01/15/2049		565	604
5.637% due 03/18/2051		2,325	2,448
5.882% due 02/15/2051		1,300	1,409
JPMorgan Mortgage Trust
2.636% due 02/25/2035		111	109
5.750% due 01/25/2036 ^		33	32
Juno Eclipse Ltd.
0.261% due 11/20/2022	EUR	2,513	2,989
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		$1,425	1,507
MASTR Asset Securitization Trust
5.500% due 09/25/2033		9	9
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.641% due 06/15/2030		123	118
Merrill Lynch Mortgage Investors Trust
0.380% due 02/25/2036		403	372

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.420% due 11/25/2035		$275	$262
0.830% due 09/25/2029		1,404	1,402
1.156% due 10/25/2035		191	182
1.941% due 01/25/2029		4	4
2.350% due 10/25/2035		665	672
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		2,700	2,902
Morgan Stanley Capital Trust
5.412% due 03/12/2044		2,081	2,134
Prime Mortgage Trust
0.570% due 02/25/2034		11	10
Residential Funding Mortgage Securities, Inc. Trust
2.976% due 09/25/2035 ^		1,116	883
Salomon Brothers Mortgage Securities, Inc.
7.000% due 12/25/2018		14	15
Structured Adjustable Rate Mortgage Loan Trust
1.515% due 01/25/2035		307	248
2.455% due 08/25/2034		538	532
2.514% due 08/25/2035		314	291
2.573% due 02/25/2034		378	378
Structured Asset Mortgage Investments Trust
0.450% due 02/25/2036		192	155
0.824% due 09/19/2032		4	4
Structured Asset Securities Corp. Trust
2.619% due 10/28/2035		175	168
Vulcan European Loan Conduit Ltd.
0.358% due 05/15/2017	EUR	444	530
Wachovia Bank Commercial Mortgage Trust
0.241% due 06/15/2020		$377	376
5.421% due 04/15/2047		129	130
5.749% due 07/15/2045		1,196	1,268
WaMu Mortgage Pass-Through Certificates Trust
0.440% due 12/25/2045		153	147
0.510% due 01/25/2045		1,086	1,032
0.843% due 01/25/2047		374	341
1.313% due 11/25/2042		58	57
1.513% due 06/25/2042		37	36
1.513% due 08/25/2042		142	132
1.921% due 02/27/2034		22	21
Washington Mutual Mortgage Loan Trust
1.311% due 05/25/2041		18	17
Wells Fargo Mortgage-Backed Securities Trust
2.612% due 03/25/2036		473	473
2.613% due 03/25/2035		376	382
2.615% due 12/25/2034		402	408
2.616% due 01/25/2035		518	529
2.618% due 09/25/2034		7,455	7,617

Total Mortgage-Backed Securities (Cost $164,697)			162,919

ASSET-BACKED SECURITIES 9.5%
ACE Securities Corp.
0.230% due 10/25/2036		118	65
1.070% due 12/25/2034		1,518	1,390
Ally Auto Receivables Trust
0.680% due 07/17/2017		9,500	9,496
ALM Ltd.
1.468% due 07/18/2022		1,059	1,060
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.670% due 09/25/2035		7,100	6,388
Amortizing Residential Collateral Trust
0.750% due 07/25/2032		13	12
Ares European CLO BV
0.509% due 08/15/2024	EUR	2,541	3,048
Asset-Backed Funding Certificates Trust
0.845% due 06/25/2035		$10,799	9,807

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Asset-Backed Securities Corp. Home Equity Loan Trust
0.720% due 09/25/2034		$92	$92
1.811% due 03/15/2032		132	127
Atrium CDO Corp.
1.332% due 11/16/2022		4,200	4,205
Avoca CLO PLC
0.516% due 01/16/2023	EUR	850	1,021
Bacchus Ltd.
0.471% due 01/20/2019		$751	751
Bear Stearns Asset-Backed Securities Trust
1.170% due 10/25/2037		2,450	2,302
Cadogan Square CLO BV
0.532% due 08/12/2022	EUR	1,548	1,858
0.536% due 01/17/2023		2,271	2,716
Carlyle High Yield Partners Ltd.
0.456% due 04/19/2022		$944	931
Cavalry CLO Ltd.
1.528% due 01/16/2024		10,200	10,200
Citigroup Mortgage Loan Trust, Inc.
0.650% due 09/25/2035 ^		6,200	5,871
Countrywide Asset-Backed Certificates
0.350% due 09/25/2036		3,750	3,673
0.650% due 12/25/2031		34	26
0.870% due 12/25/2033		2,002	1,919
Countrywide Asset-Backed Certificates Trust
0.415% due 05/25/2036		246	246
0.970% due 03/25/2033		1,370	1,270
Credit Suisse First Boston Mortgage Securities Corp.
0.775% due 01/25/2032		8	7
Duane Street CLO Ltd.
0.463% due 11/14/2021		687	683
Educational Services of America, Inc.
1.320% due 09/25/2040		2,325	2,350
Elm CLO Ltd.
1.635% due 01/17/2023		8,000	8,000
Equity One Mortgage Pass-Through Trust
0.730% due 11/25/2032		5	5
First Franklin Mortgage Loan Trust
0.650% due 05/25/2035		300	279
Four Corners CLO Ltd.
0.525% due 01/26/2020		1,604	1,597
Franklin CLO Ltd.
0.501% due 06/15/2018		1,649	1,641
Galaxy CLO Ltd.
1.522% due 08/20/2022		1,100	1,097
Gateway Euro CLO S.A.
0.398% due 04/25/2023	EUR	586	708
GE-WMC Mortgage Securities Trust
0.210% due 08/25/2036		$16	9
GM Financial Automobile Leasing Trust
0.250% due 09/21/2015		2,151	2,151
Goldentree Loan Opportunities Ltd.
0.926% due 10/18/2021		1,036	1,035
Gresham Capital CLO BV
0.534% due 07/18/2023	EUR	1,190	1,440
GSAMP Trust
0.560% due 01/25/2036		$1,067	895
Halcyon Structured Asset Management European CLO BV
0.548% due 01/25/2023	EUR	1,448	1,739
Highbridge Loan Management Ltd.
1.497% due 09/20/2022		$5,500	5,506
Hyde Park CDO BV
0.429% due 06/14/2022	EUR	842	1,011
JPMorgan Mortgage Acquisition Corp.
0.350% due 02/25/2036		$879	845
0.400% due 05/25/2035		9,179	8,963

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Jubilee CDO BV
0.532% due 08/21/2021	EUR	588	$708
0.932% due 10/15/2019		3,227	3,899
Landmark CDO Ltd.
0.506% due 07/15/2018		$18	18
Lockwood Grove CLO Ltd.
1.603% due 01/25/2024		5,400	5,400
Long Beach Mortgage Loan Trust
0.730% due 10/25/2034		34	32
Madison Park Funding Ltd.
1.491% due 06/15/2022		786	785
Massachusetts Educational Financing Authority
1.184% due 04/25/2038		696	702
Mercator CLO PLC
0.314% due 02/18/2024	EUR	3,173	3,788
Merrill Lynch Mortgage Investors Trust
0.370% due 08/25/2036		$488	482
0.460% due 08/25/2036		700	668
MT Wilson CLO Ltd.
0.460% due 07/11/2020		1,138	1,136
Octagon Investment Partners Ltd.
0.471% due 04/23/2020		1,922	1,913
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.450% due 12/25/2035		861	771
0.480% due 04/25/2035		3,220	3,184
Panhandle-Plains Higher Education Authority, Inc.
1.385% due 10/01/2035		1,548	1,575
Panther CDO BV
0.455% due 03/20/2084	EUR	10,478	11,918
Prospero CLO BV
0.321% due 10/20/2022		1,068	1,284
RAAC Trust
0.650% due 03/25/2037		$833	807
Renaissance Home Equity Loan Trust
0.670% due 12/25/2033		4,077	3,984
Residential Asset Securities Corp. Trust
0.490% due 01/25/2036		6,300	6,107
SLC Student Loan Trust
0.312% due 11/15/2021		106	106
0.362% due 11/15/2021		15,693	15,656
SLM Private Credit Student Loan Trust
0.421% due 03/15/2024		1,510	1,497
0.431% due 12/15/2023		855	848
SLM Private Education Loan Trust
0.911% due 10/16/2023		1,753	1,759
1.211% due 06/15/2023		1,905	1,913
1.261% due 12/15/2021		509	511
SLM Student Loan Trust
1.734% due 04/25/2023		610	627
South Carolina Student Loan Corp.
0.984% due 03/02/2020		2,000	2,007
Specialty Underwriting & Residential Finance Trust
0.560% due 12/25/2036		4,800	4,014
SpringCastle America Funding LLC
2.700% due 05/25/2023		10,622	10,622
Stone Tower CLO Ltd.
0.458% due 04/17/2021		1,589	1,568
Structured Asset Investment Loan Trust
0.875% due 03/25/2034		681	633
1.145% due 10/25/2033		1,208	1,161
Symphony CLO Ltd.
1.529% due 04/16/2022		1,000	997
Wells Fargo Home Equity Asset-Backed Securities Trust
0.430% due 05/25/2036		1,100	1,037
Wood Street CLO BV
0.431% due 11/22/2021	EUR	690	830

Total Asset-Backed Securities (Cost $201,473)			203,382

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 11.4%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	2,700	$3,531
Autonomous Community of Valencia
4.375% due 07/16/2015		2,000	2,468
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2015	BRL	201,200	69,145
0.000% due 01/01/2017		33,000	9,738
Export-Import Bank of Korea
0.980% due 01/14/2017		$4,600	4,615
1.093% due 09/17/2016		700	704
1.250% due 11/20/2015		8,700	8,720
2.047% due 03/21/2015		33,400	33,486
Italy Buoni Poliennali Del Tesoro
1.150% due 05/15/2017	EUR	47,800	58,562
2.250% due 05/15/2016		17,500	21,698
3.750% due 08/01/2016		3,400	4,326
Korea Housing Finance Corp.
3.500% due 12/15/2016		$1,500	1,557
Korea Land & Housing Corp.
1.875% due 08/02/2017		500	499
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	3,163	242
5.000% due 06/16/2016 (c)		6,853	495
Province of Ontario
1.000% due 07/22/2016		$2,800	2,813
1.100% due 10/25/2017		13,600	13,532
Spain Government International Bond
3.150% due 01/31/2016	EUR	3,600	4,490
3.250% due 04/30/2016		500	628
3.300% due 07/30/2016		2,500	3,161

Total Sovereign Issues (Cost $264,590)			244,410

		SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		4,000	$0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.5%

CERTIFICATES OF DEPOSIT 0.8%
Intesa Sanpaolo SpA
1.610% due 04/11/2016		$14,600	14,630
Itau Unibanco Holding S.A.
1.605% due 06/21/2016		2,200	2,200

			16,830

COMMERCIAL PAPER 0.9%
Ford Motor Credit Co.
0.680% due 04/21/2015		1,900	1,897
Vodafone Group PLC
0.600% due 06/29/2015		18,000	17,962

			19,859

REPURCHASE AGREEMENTS (d) 0.1%
			1,263

MEXICO TREASURY BILLS 6.7%
3.030% due 02/19/2015 - 05/28/2015 (b)	MXN	2,136,300	143,276

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
0.066% due 05/14/2015 - 05/21/2015 (b)(i)	$487	$487

Total Short-Term Instruments (Cost $193,146)		181,715

Total Investments in Securities (Cost $1,990,022)		1,948,011

	SHARES
INVESTMENTS IN AFFILIATES 8.7%

SHORT-TERM INSTRUMENTS 8.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.7%
PIMCO Short-Term Floating NAV Portfolio III	18,801,662	186,362

Total Short-Term Instruments (Cost $187,314)		186,362

Total Investments in Affiliates (Cost $187,314)		186,362

Total Investments 99.6% (Cost $2,177,336)		$2,134,373

Financial Derivative Instruments (f)(h) 1.2% (Cost or Premiums, net $(657))		25,933

Other Assets and Liabilities, net (0.8%)		(17,643)

Net Assets 100.0%		$2,142,663

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$1,263	Fannie Mae 2.260% due 10/17/2022	$(1,291)	$1,263	$1,263

Total Repurchase Agreements						$(1,291)	$1,263	$1,263

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
MSC	0.430%	12/31/2014	01/02/2015	$(21,454)	$(21,452)

Total Sale-Buyback Transactions					$(21,452)

(2)

As of December 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2014 was $2,901 at a weighted average interest rate of (1.029%).

(3)	Payable for sale-buyback transactions includes $(3) of deferred price drop on sale-buyback transactions.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	5.000%	01/01/2045	$100	$ (111)	$(111)
Fannie Mae	5.500%	01/01/2045	1,000	(1,119)	(1,119)
Fannie Mae	6.000%	01/01/2045	3,000	(3,400)	(3,402)
Freddie Mac	5.000%	01/01/2045	500	(553)	(552)

Total Short Sales				$ (5,183)	$(5,184)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(e)	Securities with an aggregate market value of $21,375 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$1,263	$0	$0	$0	$1,263	$(1,291)	$(28)

Master Securities Forward Transaction Agreement
MSC	0	0	(21,452)	0	(21,452)	21,375	(77)

Total Borrowings and Other Financing Transactions	$1,263	$0	$(21,452)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	2,771	$93	$35	$0
90-Day Eurodollar June Futures	Long	06/2015	1,818	(317)	23	0
90-Day Eurodollar June Futures	Short	06/2018	858	(92)	0	(64)
90-Day Eurodollar March Futures	Long	03/2015	1,162	(30)	14	0
90-Day Eurodollar March Futures	Short	03/2018	857	(116)	0	(64)
Euro-Bund 10-Year Bond March Futures	Short	03/2015	208	(639)	0	(13)
U.S. Treasury 5-Year Note March Futures	Short	03/2015	1,824	(215)	0	(285)
U.S. Treasury 10-Year Note March Futures	Long	03/2015	546	(35)	119	0
U.S. Treasury 30-Year Bond March Futures	Short	03/2015	13	(51)	0	(4)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2015	57	(21)	0	(1)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Short	09/2015	856	(783)	0	(33)

Total Futures Contracts				$(2,206)	$191	$(464)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
General Electric Capital Corp.	1.000%	06/20/2017	0.389%	$1,900	$30	$(8)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
							Asset	Liability
CDX.IG-22 5-Year Index	(1.000%	)	06/20/2019	$1,300	$(24)	$1	$0	$0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-22 5-Year Index	5.000%	06/20/2019	$25,641	$1,786	$(37)	$22	$0
CDX.IG-22 5-Year Index	1.000%	06/20/2019	1,300	24	2	0	0

				$1,810	$(35)	$22	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.700%	10/16/2019	$	161,200	$(223)	$(30)	$0	$(120)
Receive	3-Month USD-LIBOR	1.650%	10/16/2019		172,700	181	328	0	(128)
Receive	3-Month USD-LIBOR	1.750%	03/19/2020		23,800	150	2	0	(19)
Receive	6-Month GBP-LIBOR	1.500%	09/18/2016	GBP	36,500	(513)	(227)	0	(10)
Receive	6-Month GBP-LIBOR	1.550%	10/06/2016		3,000	(25)	(25)	0	(1)
Receive	6-Month GBP-LIBOR	1.510%	10/07/2016		18,200	(140)	(140)	0	(5)
Receive	6-Month GBP-LIBOR	1.880%	10/05/2017		8,100	(161)	(161)	0	(6)
Receive	6-Month GBP-LIBOR	1.837%	10/06/2017		1,300	(24)	(24)	0	(1)
Pay	28-Day MXN-TIIE	5.250%	06/11/2018	MXN	8,900	8	(5)	1	0
Pay	28-Day MXN-TIIE	5.500%	06/11/2018		17,500	25	(5)	2	0
Pay	28-Day MXN-TIIE	4.955%	06/24/2019		360,000	(270)	(269)	51	0
Pay	28-Day MXN-TIIE	5.280%	10/02/2019		370,000	(4)	(4)	57	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		354,500	(313)	(313)	54	0
Pay	28-Day MXN-TIIE	6.410%	11/07/2029		130,400	(159)	(92)	64	0

						$(1,468)	$(965)	$229	$(290)

Total Swap Agreements						$348	$(1,007)	$251	$(290)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(g)	Securities with an aggregate market value of $12,335 and cash of $1,121 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$191	$251	$442	$0	$(464)	$(290)	$(754)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2015		ILS	35,563	$		9,578	$461	$0
	01/2015	$		28,869		JPY	3,458,229	19	(17)
	02/2015		EUR	6,425	$		7,914	136	0
	02/2015		GBP	19,900			31,121	112	0
	02/2015		JPY	1,872,629			15,618	0	(19)
	02/2015	$		12,141		EUR	9,876	0	(185)
	04/2015		MXN	72,978	$		5,211	291	0
	05/2015		CAD	21,211			19,324	1,117	0

BPS	01/2015		BRL	10,489			4,037	91	0
	01/2015	$		3,949		BRL	10,489	0	(3)
	01/2015			11,483		MXN	155,834	0	(923)
	02/2015		EUR	847	$		1,055	29	0
	02/2015		MXN	54,994			4,019	302	0
	02/2015	$		12,653		MXN	167,085	0	(1,350)
	06/2015			3,353		EUR	2,501	0	(322)
	07/2015		BRL	314	$		130	17	0
	10/2015			107,100			40,171	2,830	0
	01/2017			20,000			7,269	1,016	0

BRC	02/2015		MXN	13,475			986	74	0
	02/2015	$		1,663		MXN	22,584	0	(136)
	03/2015		MXN	28,491	$		2,009	85	0
	06/2015		EUR	3,372			4,490	403	0

CBK	01/2015	$		7,968		JPY	943,800	0	(89)
	02/2015		EUR	31,839	$		39,464	921	0
	02/2015	$		17,970		EUR	14,412	0	(523)
	02/2015			452		MXN	6,194	0	(33)

DUB	01/2015		BRL	10,489	$		3,949	3	0
	01/2015	$		4,533		AUD	5,303	0	(203)
	01/2015			4,076		BRL	10,489	0	(131)
	05/2015		MXN	582,170	$		42,170	3,062	0
	07/2015		BRL	13,768			5,221	296	0
	10/2015			94,100			34,271	1,462	0

FBF	01/2015			13,528			5,146	57	0
	01/2015		JPY	5,086,929			42,987	518	0
	01/2015	$		5,093		BRL	13,528	0	(4)
	04/2015		MXN	588,546	$		42,986	3,345	0
	04/2015	$		5,184		BRL	14,000	0	(44)
	05/2015		MXN	75,216	$		5,490	433	0
	06/2015		EUR	8,998			11,976	1,071	0

GLM	01/2015		AUD	7,328			5,989	7	0
	01/2015		JPY	2,792,400			23,668	355	0
	01/2015	$		10,507		JPY	1,245,800	0	(106)
	02/2015		AUD	2,914	$		2,358	0	(16)
	02/2015		CHF	2,077			2,153	63	0
	02/2015		EUR	13,277			16,452	379	0
	02/2015		MXN	47,876			3,507	268	0
	02/2015	$		1,131		CHF	1,098	0	(26)
	02/2015			45,789		EUR	36,962	0	(1,043)
	06/2015			13,231			9,869	0	(1,270)
	07/2015		BRL	14,407	$		5,946	792	0

HUS	01/2015	$		6,084		JPY	719,900	0	(74)
	02/2015		AUD	787	$		640	0	(1)
	02/2015		EUR	15,281			19,045	546	0

JPM	01/2015		BRL	59,268			22,313	17	0
	01/2015		ILS	31,219			8,199	195	0
	01/2015		INR	33,734			529	0	(3)
	01/2015		JPY	759,800			6,437	94	0
	01/2015	$		22,279		BRL	59,268	18	0
	01/2015			18,996		JPY	2,271,400	37	(70)
	02/2015		JPY	504,300	$		4,189	0	(22)
	02/2015		MXN	14,757			1,024	26	0
	02/2015	$		297		MXN	4,074	0	(22)
	03/2015		ILS	38,230	$		9,707	0	(97)
	04/2015		BRL	14,000			5,913	774	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
MSB	01/2015		AUD	9,889	$		8,441	$ 367	$0
	01/2015		BRL	59,268			22,306	10	0
	01/2015	$		22,361		BRL	59,268	0	(65)
	02/2015			22,117			59,268	6	0
	03/2015			18,383		CAD	21,047	0	(291)
	05/2015		MXN	581,726	$		41,970	2,891	0
	07/2015		BRL	45,000			18,405	2,306	0

RBC	02/2015		EUR	5,174			6,381	117	0
	02/2015		MXN	200,480			14,175	612	0

SOG	02/2015		EUR	189,658			236,535	6,938	0

UAG	01/2015		MXN	155,237			11,790	1,270	0
	01/2015	$		9,758		AUD	11,914	0	(31)
	02/2015		AUD	9,414	$		7,682	13	0
	02/2015		JPY	516,317			4,288	0	(24)
	05/2015		MXN	122,914			8,979	714	0

Total Forward Foreign Currency Contracts								$ 36,966	$(7,143)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.205%	01/16/2020	$	270,100	$3,923	$3,262

Total Purchased Options								$3,923	$3,262

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	3,300	$(6)	$(4)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		3,300	(6)	(1)

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		6,500	(11)	(8)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		4,100	(8)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		2,400	(6)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		3,000	(2)	(3)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		3,000	(6)	(3)

GST	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	01/21/2015	$	25,800	(38)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	3,300	(4)	(4)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		3,300	(9)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		1,800	(4)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		4,000	(10)	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		3,300	(5)	(4)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		3,300	(9)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		1,500	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		1,500	(3)	(1)

SOG	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		1,700	(3)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		1,700	(3)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		3,200	(4)	(3)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		3,200	(6)	(3)

							$(144)	$(38)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC AUD versus USD	$	0.839	01/14/2015	AUD	2,600	$(15)	$(62)
	Call - OTC AUD versus USD		0.897	01/14/2015		2,600	(18)	0
	Put - OTC USD versus JPY	JPY	112.000	02/09/2015	$	5,400	(53)	(4)
	Put - OTC USD versus JPY		113.000	05/22/2015		5,200	(75)	(43)
	Put - OTC USD versus JPY		80.000	02/18/2019		15,100	(857)	(213)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC USD versus JPY	JPY	110.500	01/05/2015	$	2,600	$(23)	$0
	Put - OTC USD versus JPY		115.000	01/12/2015		2,200	(12)	(1)
	Put - OTC USD versus JPY		111.500	02/09/2015		2,100	(17)	(1)
	Put - OTC USD versus JPY		111.750	02/09/2015		4,400	(40)	(3)

BRC	Call - OTC EUR versus USD	$	1.268	01/20/2015	EUR	3,200	(25)	(1)
	Put - OTC USD versus INR	INR	60.900	01/16/2015	$	2,600	(14)	0
	Call - OTC USD versus INR		63.900	01/16/2015		2,600	(14)	(7)
	Call - OTC USD versus INR		63.850	02/05/2015		2,900	(16)	(22)
	Call - OTC USD versus INR		64.250	02/25/2015		2,700	(23)	(25)
	Put - OTC USD versus JPY	JPY	112.000	03/12/2015		4,300	(51)	(11)

CBK	Call - OTC EUR versus USD	$	1.265	02/13/2015	EUR	4,300	(47)	(6)
	Put - OTC USD versus JPY	JPY	111.900	01/23/2015	$	5,300	(44)	(1)
	Put - OTC USD versus JPY		112.880	03/13/2015		2,200	(27)	(7)
	Put - OTC USD versus JPY		112.000	05/15/2015		1,500	(26)	(9)
	Put - OTC USD versus JPY		99.000	09/30/2015		6,800	(73)	(16)

DUB	Call - OTC AUD versus USD	$	0.875	01/08/2015	AUD	2,600	(14)	0
	Put - OTC AUD versus USD		0.855	01/16/2015		1,500	(16)	(60)
	Call - OTC EUR versus USD		1.268	01/27/2015	EUR	2,200	(19)	(1)
	Call - OTC EUR versus USD		1.260	02/10/2015		6,500	(75)	(10)
	Call - OTC EUR versus USD		1.270	02/18/2015		1,700	(19)	(2)
	Put - OTC USD versus JPY	JPY	112.850	03/25/2015	$	2,200	(29)	(9)
	Put - OTC USD versus JPY		112.500	05/22/2015		2,200	(25)	(16)

FBF	Call - OTC AUD versus USD	$	0.890	01/22/2015	AUD	2,200	(10)	0
	Call - OTC USD versus INR	INR	64.000	02/05/2015	$	1,600	(8)	(11)
	Put - OTC USD versus JPY	JPY	112.000	01/20/2015		8,700	(62)	(2)
	Put - OTC USD versus JPY		111.400	05/14/2015		2,200	(30)	(12)
	Call - OTC USD versus MXN	MXN	14.500	02/02/2015		1,500	(10)	(35)

GLM	Put - OTC EUR versus USD	$	1.230	01/16/2015	EUR	1,700	(19)	(38)
	Put - OTC EUR versus USD		1.225	01/23/2015		1,700	(17)	(34)
	Put - OTC USD versus BRL	BRL	2.300	01/20/2015	$	2,400	(10)	0
	Call - OTC USD versus BRL		2.800	01/20/2015		2,400	(18)	(5)
	Put - OTC USD versus INR	INR	61.000	02/18/2015		2,900	(15)	(1)
	Call - OTC USD versus INR		63.500	02/18/2015		2,900	(20)	(36)
	Call - OTC USD versus INR		63.850	02/25/2015		900	(8)	(10)
	Call - OTC USD versus JPY	JPY	119.000	01/16/2015		3,200	(33)	(43)
	Call - OTC USD versus JPY		119.000	01/30/2015		3,200	(37)	(52)
	Put - OTC USD versus JPY		113.500	05/27/2015		2,200	(32)	(21)
	Call - OTC USD versus MXN	MXN	14.250	02/18/2015		1,300	(10)	(51)
	Call - OTC USD versus MXN		14.480	02/20/2015		1,500	(14)	(41)

HUS	Call - OTC USD versus INR	INR	63.850	02/25/2015		1,500	(13)	(17)
	Call - OTC USD versus INR		64.250	02/26/2015		1,500	(9)	(14)
	Put - OTC USD versus MXN	MXN	13.350	02/25/2015		2,000	(11)	0
	Call - OTC USD versus MXN		14.050	02/25/2015		2,000	(11)	(105)

JPM	Put - OTC USD versus BRL	BRL	2.300	01/21/2015		2,300	(17)	0
	Call - OTC USD versus BRL		2.800	01/21/2015		2,300	(22)	(6)
	Put - OTC USD versus BRL		2.300	01/23/2015		2,400	(19)	0
	Call - OTC USD versus BRL		2.800	01/23/2015		2,400	(19)	(7)
	Put - OTC USD versus BRL		2.400	02/12/2015		1,100	(3)	0
	Call - OTC USD versus BRL		2.900	02/12/2015		1,100	(9)	(3)
	Call - OTC USD versus INR	INR	63.400	01/22/2015		1,800	(11)	(13)
	Call - OTC USD versus INR		65.900	05/12/2015		5,000	(41)	(67)
	Put - OTC USD versus JPY	JPY	112.600	02/13/2015		3,000	(29)	(4)
	Call - OTC USD versus MXN	MXN	14.350	02/26/2015		5,400	(46)	(188)

MSB	Put - OTC USD versus BRL	BRL	2.300	01/28/2015		2,600	(13)	0
	Call - OTC USD versus BRL		2.800	01/28/2015		2,600	(36)	(10)

SOG	Put - OTC USD versus JPY	JPY	109.000	11/19/2015		2,200	(37)	(26)

UAG	Call - OTC USD versus INR	INR	64.250	02/25/2015		5,100	(43)	(46)
	Put - OTC USD versus JPY	JPY	110.500	01/07/2015		3,400	(33)	0
	Put - OTC USD versus JPY		111.500	02/09/2015		2,100	(17)	(1)
	Put - OTC USD versus JPY		112.500	02/11/2015		1,700	(16)	(2)
	Put - OTC USD versus JPY		110.000	05/12/2015		4,300	(50)	(17)
	Put - OTC USD versus JPY		100.000	07/03/2015		5,600	(36)	(6)

UBS	Put - OTC USD versus JPY		112.000	02/09/2015		1,700	(17)	(1)

							$(2,578)	$(1,455)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.300%	01/20/2015	$	158,700	$(349)	$(373)

GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	01/16/2018		270,100	(3,295)	(2,810)

JPM	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.400%	01/20/2015		297,500	(461)	(321)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.200%	01/16/2015		274,100	(834)	(1,168)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	01/20/2015		73,400	(327)	(97)

NGF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.920%	02/03/2015		21,600	(127)	(49)

								$(5,393)	$(4,818)

Total Written Options								$(8,115)	$(6,311)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD	Notional Amount in EUR	Premiums
Balance at Beginning of Period	1,940	$346,800	AUD 0	EUR 294,800	$(1,880)
Sales	1,924	2,804,900	40,400	120,400	(12,459)
Closing Buys	0	(572,200)	0	0	1,086
Expirations	(3,864)	(890,800)	(16,100)	(180,000)	4,381
Exercised	0	(393,200)	(12,800)	(156,500)	757

Balance at End of Period	0	$1,295,500	AUD 11,500	EUR 78,700	$(8,115)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

		Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
Counterparty	Reference Entity								Asset	Liability
BRC	Venezuela Government International Bond	(5.000%	)	06/20/2015	53.467%	$ 300	$37	$21	$58	$0

GST	Venezuela Government International Bond	(5.000%	)	06/20/2015	53.467%	1,300	132	119	251	0

							$169	$140	$309	$0

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Berkshire Hathaway Finance Corp.	1.000%	03/20/2016	0.138%	$ 1,100	$(14)	$26	$12	$0
	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.766%	EUR 5,200	113	(39)	74	0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%	$ 800	(4)	5	1	0
	China Government International Bond	1.000%	06/20/2019	0.720%	2,800	21	13	34	0
	MetLife, Inc.	1.000%	06/20/2017	0.309%	1,000	22	(5)	17	0
	Mexico Government International Bond	1.000%	09/20/2015	0.370%	800	7	(3)	4	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%	1,000	(1)	8	7	0
	Russia Government International Bond	1.000%	03/20/2019	4.827%	3,600	(250)	(250)	0	(500)
	Standard Chartered PLC	1.000%	03/20/2019	0.740%	EUR 1,000	(12)	25	13	0

BPS	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.766%	1,500	34	(13)	21	0
	Comcast Corp.	1.000%	09/20/2019	0.274%	$ 700	23	1	24	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.106%	EUR 6,500	(124)	145	21	0

BRC	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.424%	$ 3,700	59	29	88	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2023	0.975%	1,000	(29)	31	2	0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%	5,100	(39)	49	10	0
	China Government International Bond	1.000%	09/20/2015	0.165%	2,400	30	(14)	16	0
	China Government International Bond	1.000%	09/20/2016	0.283%	1,300	18	(1)	17	0
	General Motors Co.	5.000%	09/20/2016	0.773%	2,000	201	(53)	148	0
	Indonesia Government International Bond	1.000%	06/20/2019	1.341%	800	(19)	8	0	(11)
	Indonesia Government International Bond	1.000%	09/20/2019	1.434%	2,500	(50)	2	0	(48)
	Italy Government International Bond	1.000%	06/20/2019	1.114%	11,000	(198)	148	0	(50)
	MetLife, Inc.	1.000%	03/20/2019	0.525%	2,700	20	34	54	0
	Mexico Government International Bond	1.000%	09/20/2015	0.370%	5,500	(36)	63	27	0
	Mexico Government International Bond	1.000%	03/20/2018	0.703%	4,300	(7)	49	42	0
	Russia Government International Bond	1.000%	09/20/2015	5.125%	3,600	(30)	(75)	0	(105)
	Russia Government International Bond	1.000%	12/20/2019	4.779%	7,200	(463)	(666)	0	(1,129)
	Volvo Treasury AB	1.000%	12/20/2019	0.752%	EUR 1,200	10	8	18	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.766%	EUR 1,100	$25	$(9)	$16	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%	$ 1,600	(19)	22	3	0
	Brazil Government International Bond	1.000%	06/20/2016	1.089%	27,000	(52)	25	0	(27)
	China Government International Bond	1.000%	03/20/2019	0.660%	1,900	10	17	27	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	7.209%	7,900	(95)	(247)	0	(342)
	HSBC Bank PLC	1.000%	03/20/2019	0.570%	EUR 3,600	(36)	116	80	0
	Indonesia Government International Bond	1.000%	06/20/2019	1.341%	$ 300	(7)	3	0	(4)
	Italy Government International Bond	1.000%	06/20/2017	0.722%	2,700	16	3	19	0
	Italy Government International Bond	1.000%	06/20/2019	1.114%	700	(13)	9	0	(4)
	Mexico Government International Bond	1.000%	09/20/2016	0.523%	1,000	5	3	8	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%	1,700	(2)	14	12	0
	Volvo Treasury AB	1.000%	12/20/2019	0.752%	EUR 1,300	14	6	20	0

DUB	Berkshire Hathaway, Inc.	1.000%	06/20/2017	0.254%	$ 7,300	172	(36)	136	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.424%	1,700	36	5	41	0
	China Government International Bond	1.000%	12/20/2018	0.622%	1,400	18	3	21	0
	China Government International Bond	1.000%	03/20/2019	0.660%	4,100	2	56	58	0
	China Government International Bond	1.000%	06/20/2019	0.720%	2,500	19	12	31	0
	Export-Import Bank of China	1.000%	12/20/2016	0.512%	2,300	(186)	209	23	0
	Export-Import Bank of Korea	1.000%	12/20/2016	0.183%	1,000	(64)	80	16	0
	General Electric Capital Corp.	1.000%	06/20/2017	0.402%	7,100	138	(31)	107	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.510%	3,500	55	17	72	0
	HSBC Bank PLC	1.000%	12/20/2018	0.327%	EUR 3,400	38	73	111	0
	Indonesia Government International Bond	1.000%	06/20/2019	1.341%	$ 1,500	(34)	13	0	(21)
	Italy Government International Bond	1.000%	09/20/2016	0.574%	400	3	0	3	0
	Italy Government International Bond	1.000%	03/20/2019	1.069%	10,200	(167)	141	0	(26)
	Italy Government International Bond	1.000%	06/20/2019	1.114%	3,900	(72)	54	0	(18)
	MetLife, Inc.	1.000%	06/20/2017	0.309%	3,800	85	(19)	66	0
	MetLife, Inc.	1.000%	03/20/2019	0.525%	1,700	29	5	34	0
	Mexico Government International Bond	1.000%	03/20/2016	0.437%	3,200	(18)	41	23	0
	Mexico Government International Bond	1.000%	06/20/2016	0.487%	7,900	19	43	62	0
	Mexico Government International Bond	1.000%	09/20/2016	0.523%	700	3	3	6	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.431%	3,500	66	18	84	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.473%	16,000	326	46	372	0

FBF	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.766%	EUR 200	4	(1)	3	0
	MetLife, Inc.	1.000%	06/20/2016	0.192%	$ 1,900	33	(10)	23	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.510%	3,400	69	9	78	0
	Volvo Treasury AB	1.000%	12/20/2019	0.752%	EUR 4,000	32	28	60	0
	Wendel S.A.	5.000%	12/20/2019	0.901%	300	74	(1)	73	0

GST	Italy Government International Bond	1.000%	06/20/2017	0.722%	$ 400	2	1	3	0
	MetLife, Inc.	1.000%	06/20/2016	0.192%	3,800	65	(18)	47	0
	Mexico Government International Bond	1.000%	09/20/2016	0.523%	1,900	9	7	16	0
	Wendel S.A.	5.000%	12/20/2019	0.901%	EUR 1,000	251	(7)	244	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.789%	$ 1,000	(10)	12	2	0
	Brazil Government International Bond	1.000%	03/20/2016	0.995%	1,200	(6)	6	0	0
	Indonesia Government International Bond	1.000%	09/20/2019	1.434%	1,800	(37)	2	0	(35)
	Italy Government International Bond	1.000%	09/20/2016	0.574%	900	7	0	7	0
	Italy Government International Bond	1.000%	03/20/2019	1.069%	10,200	(171)	146	0	(25)
	Mexico Government International Bond	1.000%	09/20/2015	0.370%	1,700	13	(5)	8	0
	Mexico Government International Bond	1.000%	09/20/2016	0.523%	700	4	2	6	0
	Russia Government International Bond	1.000%	12/20/2019	4.779%	6,700	(475)	(576)	0	(1,051)

JPM	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.766%	EUR 3,800	85	(31)	54	0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%	$ 400	(4)	5	1	0
	China Government International Bond	1.000%	12/20/2018	0.622%	5,800	57	30	87	0
	China Government International Bond	1.000%	06/20/2019	0.720%	4,100	21	30	51	0
	HSBC Bank PLC	1.000%	12/20/2018	0.327%	EUR 2,000	28	38	66	0
	Indonesia Government International Bond	1.000%	06/20/2019	1.341%	$ 600	(14)	5	0	(9)
	Mexico Government International Bond	1.000%	09/20/2016	0.523%	800	4	2	6	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.510%	5,000	102	11	113	0
	PSEG Power LLC	1.000%	12/20/2018	0.737%	1,700	11	7	18	0
	Volvo Treasury AB	1.000%	12/20/2019	0.752%	EUR 1,100	12	5	17	0

MYC	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.766%	3,400	78	(30)	48	0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%	$ 400	(2)	3	1	0
	France Government Bond	0.250%	12/20/2019	0.413%	5,500	(77)	34	0	(43)
	General Electric Capital Corp.	1.000%	06/20/2016	0.339%	200	(1)	3	2	0
	Italy Government International Bond	1.000%	03/20/2019	1.069%	5,200	(86)	73	0	(13)
	Italy Government International Bond	1.000%	09/20/2019	1.155%	7,900	34	(86)	0	(52)
	Mexico Government International Bond	1.000%	12/20/2018	0.820%	1,500	(3)	14	11	0
	Standard Chartered PLC	1.000%	03/20/2019	0.740%	EUR 1,100	(13)	28	15	0
	Volvo Treasury AB	1.000%	12/20/2019	0.752%	1,100	12	5	17	0
	Wendel S.A.	5.000%	12/20/2019	0.901%	1,600	397	(7)	390	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.789%	$ 500	(5)	6	1	0

						$96	$(40)	$3,569	$(3,513)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	CDX.HY-21 3-Year Index	5.000%	12/20/2016	$3,465	$ 282	$(97)	$185	$0

BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	8,366	969	(998)	0	(29)

FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	8,547	(43)	27	0	(16)

GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015	376	47	(48)	0	(1)
	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	193	0	3	3	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	5,734	638	(658)	0	(20)

JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015	470	53	(55)	0	(2)
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	386	0	5	5	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	7,802	907	(934)	0	(27)

					$ 2,853	$(2,755)	$193	$(95)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	7,700	$(33)	$(20)	$0	$(53)

DUB	Pay	1-Year BRL-CDI	11.470%	01/02/2017		198,000	236	(817)	0	(581)

GLM	Pay	1-Year BRL-CDI	11.320%	01/04/2016		21,200	(18)	(6)	0	(24)
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		169,500	237	(733)	0	(496)
	Pay	1-Year BRL-CDI	13.000%	01/02/2018		61,700	0	179	179	0

HUS	Pay	28-Day MXN-TIIE	5.500%	06/11/2018	MXN	2,700	0	4	4	0

JPM	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	9,600	(2)	(26)	0	(28)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018	MXN	2,500	(1)	3	2	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		1,300	0	2	2	0

MYC	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		3,900	(2)	5	3	0

							$417	$(1,409)	$190	$(1,182)

Total Swap Agreements							$3,535	$(4,064)	$4,261	$(4,790)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(i)	Securities with an aggregate market value of $3,783 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$2,136	$0	$347	$2,483	$(221)	$(695)	$(500)	$(1,416)	$1,067	$(1,050)	$17
BPS	4,285	0	66	4,351	(2,598)	(10)	(53)	(2,661)	1,690	(1,850)	(160)
BRC	562	0	480	1,042	(136)	(66)	(1,372)	(1,574)	(532)	529	(3)
CBK	921	0	185	1,106	(645)	(54)	(377)	(1,076)	30	273	303
DUB	4,823	0	1,266	6,089	(334)	(98)	(646)	(1,078)	5,011	(5,270)	(259)
FBF	5,424	0	237	5,661	(48)	(60)	(16)	(124)	5,537	(5,460)	77
GLM	1,864	3,262	179	5,305	(2,461)	(3,142)	(520)	(6,123)	(818)	800	(18)
GST	0	0	564	564	0	(4)	(1)	(5)	559	(520)	39
HUS	546	0	27	573	(75)	(136)	(1,131)	(1,342)	(769)	977	208
JPM	1,161	0	422	1,583	(214)	(615)	(39)	(868)	715	(22,922)	(22,207)
MSB	5,580	0	0	5,580	(356)	(10)	0	(366)	5,214	(5,370)	(156)
MYC	0	0	487	487	0	(1,265)	(135)	(1,400)	(913)	719	(194)
NGF	0	0	0	0	0	(49)	0	(49)	(49)	0	(49)
RBC	729	0	0	729	0	0	0	0	729	(460)	269
SOG	6,938	0	0	6,938	0	(34)	0	(34)	6,904	(5,690)	1,214
UAG	1,997	0	1	1,998	(55)	(72)	0	(127)	1,871	(1,640)	231
UBS	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)

Total Over the Counter	$36,966	$3,262	$4,261	$44,489	$(7,143)	$(6,311)	$(4,790)	$(18,244)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$191	$191
Swap Agreements	0	22	0	0	229	251

	$0	$22	$0	$0	$420	$442

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$36,966	$0	$36,966
Purchased Options	0	0	0	0	3,262	3,262
Swap Agreements	0	4,071	0	0	190	4,261

	$0	$4,071	$0	$36,966	$3,452	$44,489

	$0	$4,093	$0	$36,966	$3,872	$44,931

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$464	$464
Swap Agreements	0	0	0	0	290	290

	$0	$0	$0	$0	$754	$754

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,143	$0	$7,143
Written Options	0	38	0	1,455	4,818	6,311
Swap Agreements	0	3,608	0	0	1,182	4,790

	$0	$3,646	$0	$8,598	$6,000	$18,244

	$0	$3,646	$0	$8,598	$6,754	$18,998

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,441	$1,441
Futures	0	0	0	0	2,060	2,060
Swap Agreements	0	3,267	0	0	(13,212)	(9,945)

	$0	$3,267	$0	$0	$(9,711)	$(6,444)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33,057	$0	$33,057
Written Options	0	160	0	309	3,352	3,821
Swap Agreements	0	3,104	0	0	978	4,082

	$0	$3,264	$0	$33,366	$4,330	$40,960

	$0	$6,531	$0	$33,366	$(5,381)	$34,516

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$245	$245
Futures	0	0	0	0	(1,254)	(1,254)
Swap Agreements	0	(42)	0	0	(6,341)	(6,383)

	$0	$(42)	$0	$0	$(7,350)	$(7,392)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33,276	$0	$33,276
Purchased Options	0	0	0	0	(661)	(661)
Written Options	0	43	0	1,123	(91)	1,075
Swap Agreements	0	(1,896)	0	0	(1,260)	(3,156)

	$0	$(1,853)	$0	$34,399	$(2,012)	$30,534

	$0	$(1,895)	$0	$34,399	$(9,362)	$23,142

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$25,727	$0	$25,727
Corporate Bonds & Notes
Banking & Finance	0	539,641	0	539,641
Industrials	0	194,636	0	194,636
Utilities	0	96,470	0	96,470
Municipal Bonds & Notes
New Jersey	0	9,508	0	9,508
Texas	0	389	0	389
U.S. Government Agencies	0	46,631	2	46,633
U.S. Treasury Obligations	0	242,581	0	242,581
Mortgage-Backed Securities	0	160,646	2,273	162,919
Asset-Backed Securities	0	203,382	0	203,382
Sovereign Issues	0	244,410	0	244,410
Short-Term Instruments
Certificates of Deposit	0	16,830	0	16,830
Commercial Paper	0	19,859	0	19,859
Repurchase Agreements	0	1,263	0	1,263
Mexico Treasury Bills	0	143,276	0	143,276
U.S. Treasury Bills	0	487	0	487
	$0	$1,945,736	$2,275	$1,948,011

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$186,362	$0	$0	$186,362

Total Investments	$186,362	$1,945,736	$2,275	$2,134,373

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(5,184)	$0	$(5,184)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	191	251	0	442
Over the counter	0	44,489	0	44,489
	$191	$44,740	$0	$44,931

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(464)	(290)	0	(754)
Over the counter	0	(18,244)	0	(18,244)
	$(464)	$(18,534)	$0	$(18,998)

Totals	$186,089	$1,966,758	$2,275	$2,155,122

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

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Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2014, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools

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created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S.

Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

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Notes to Financial Statements (Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$1	$20,900	$(20,899)	$(2)	$0	$0	$0	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$328,934	$1,319,534	$(1,460,800)	$(552)	$(754)	$186,362	$2,716	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

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(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium

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Notes to Financial Statements (Cont.)

which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the

34	PIMCO VARIABLE INSURANCE TRUST

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buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. Treasury issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ANNUAL REPORT	DECEMBER 31, 2014	35

Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a

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result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The

ANNUAL REPORT	DECEMBER 31, 2014	37

Notes to Financial Statements (Cont.)

market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted

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pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Purchases	Sales
$444,738	$124,385

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	DECEMBER 31, 2014	39

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,024,860	$2,665,584	$1,210,962	$692,860

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	115	$1,217	861	$9,229
Administrative Class	34,121	363,560	31,755	338,673
Advisor Class	13,683	145,639	19,839	211,059
Issued as reinvestment of distributions
Institutional Class	57	607	87	930
Administrative Class	1,654	17,615	2,052	21,881
Advisor Class	626	6,660	730	7,780
Cost of shares redeemed
Institutional Class	(4,411)	(46,929)	(452)	(4,849)
Administrative Class	(38,068)	(405,306)	(33,165)	(353,085)
Advisor Class	(11,304)	(120,374)	(11,826)	(125,522)
Net increase (decrease) resulting from Portfolio share transactions	(3,527)	$(37,311)	9,881	$106,096

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 42% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of

December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

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December 31, 2014

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$67,449	$—	$(46,076)	$(107)	$(25,460)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$8,599	$—

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2014, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$14,206	$2,654

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$2,179,325	$10,704	$(55,655)	$(44,951)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Treasury Inflation-Protected securities, and sale/buyback transactions.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$24,882	$—	$—
12/31/2013	$30,591	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen
BRL	Brazilian Real	GBP	British Pound	MXN	Mexican Peso
CAD	Canadian Dollar	ILS	Israeli Shekel	USD	United States Dollar
CHF	Swiss Franc	INR	Indian Rupee

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
CDI	Brazil Interbank Deposit Rate	FDIC	Federal Deposit Insurance Corp.	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2014	43

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

0.52%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.11%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

44	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2014	45

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

46	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2014	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

ANNUAL REPORT	DECEMBER 31, 2014	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

ANNUAL REPORT	DECEMBER 31, 2014	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT51AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Low Duration Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Return chart

4	PIMCO VARIABLE INSURANCE TRUST

measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	38.9%
Short-Term Instruments‡	17.2%
Sovereign Issues	11.5%
U.S. Treasury Obligations	11.4%
Asset-Backed Securities	9.5%
Mortgage-Backed Securities	7.6%
Other	3.9%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	Class Inception (03/31/2006)
PIMCO Low Duration Portfolio Advisor Class	0.75%	2.46%	4.06%
The BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	0.62%	1.06%	2.66%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Advisor Class shares.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$995.60	$1,021.54
Expenses Paid During Period†	$3.79	$3.84
Net Annualized Expense Ratio	0.75%	0.75%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to Italian and Spanish duration (or sensitivity to changes in market interest rates) benefited performance as bond yields in both countries declined during the reporting period.

»	Exposure to investment grade credit benefited performance as investment grade credit generally posted positive total returns during the reporting period.

»	Exposure to non-Agency residential mortgage-backed securities (“RMBS”) benefited performance as prices on these securities generally increased during the reporting period.

»	Short exposure to the Japanese yen benefited performance as the Japanese yen depreciated versus the U.S. dollar during the reporting period.

»	Short exposure to thirty-year U.S. interest rates detracted from performance as longer term U.S. yields declined during the reporting period.

»	An overweight to emerging market debt detracted from performance as these securities generally posted negative returns during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Low Duration Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Advisor Class
Net asset value beginning of year	$10.61	$10.78	$10.38	$10.44	$10.11
Net investment income (a)	0.09	0.07	0.13	0.13	0.13
Net realized/unrealized gain (loss)	(0.01)	(0.10)	0.46	(0.02)	0.39
Net increase (decrease) from investment operations	0.08	(0.03)	0.59	0.11	0.52
Dividends from net investment income	(0.11)	(0.14)	(0.19)	(0.17)	(0.16)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.03)
Total distributions	(0.11)	(0.14)	(0.19)	(0.17)	(0.19)
Net asset value end of year	$10.58	$10.61	$10.78	$10.38	$10.44
Total return	0.75%	(0.23)%	5.75%	1.01%	5.18%
Net assets end of year (000s)	$647,468	$617,374	$532,901	$388,854	$279,176
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	0.80%	0.69%	1.18%	1.27%	1.23%
Portfolio turnover rate	208%	316%	647%	456%	351%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$1,948,011
Investments in Affiliates	186,362
Financial Derivative Instruments
Exchange-traded or centrally cleared	442
Over the counter	44,489
Cash	44,663
Deposits with counterparty	1,121
Foreign currency, at value	2,283
Receivable for investments sold	5,256
Receivable for Portfolio shares sold	2,177
Interest and dividends receivable	7,989
Dividends receivable from Affiliates	1,270
2,244,063

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$21,452
Payable for short sales	5,184
Financial Derivative Instruments
Exchange-traded or centrally cleared	754
Over the counter	18,244
Payable for investments purchased	1,120
Payable for investments in Affiliates purchased	1,270
Deposits from counterparty	50,458
Payable for Portfolio shares redeemed	1,620
Accrued investment advisory fees	470
Accrued supervisory and administrative fees	470
Accrued distribution fees	141
Accrued servicing fees	196
Other liabilities	21
101,400

Net Assets	$2,142,663

Net Assets Consist of:
Paid in capital	$2,146,857
Undistributed net investment income	37,549
Accumulated undistributed net realized (loss)	(22,310)
Net unrealized (depreciation)	(19,433)
$2,142,663

Net Assets:
Institutional Class	$13,590
Administrative Class	1,481,605
Advisor Class	647,468

Shares Issued and Outstanding:
Institutional Class	1,284
Administrative Class	139,990
Advisor Class	61,176

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.58
Administrative Class	10.58
Advisor Class	10.58

Cost of Investments in Securities	$1,990,022
Cost of Investments in Affiliates	$187,314
Cost of Foreign Currency Held	$2,310
Proceeds Received on Short Sales	$5,183
Cost or Premiums of Financial Derivative Instruments, net	$(657)

* Includes repurchase agreements of:	$1,263

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$32,156
Dividends	53
Dividends from Investments in Affiliates	2,716
Total Income	34,925

Expenses:
Investment advisory fees	5,642
Supervisory and administrative fees	5,642
Servicing fees - Administrative Class	2,342
Distribution and/or servicing fees - Advisor Class	1,613
Trustee fees	29
Interest expense	11
Total Expenses	15,279

Net Investment Income	19,646

Net Realized Gain (Loss):
Investments in securities	(13,882)
Investments in Affiliates	(554)
Exchange-traded or centrally cleared financial derivative instruments	(6,444)
Over the counter financial derivative instruments	40,960
Foreign currency	481
Net Realized Gain	20,561

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(43,626)
Investments in Affiliates	(754)
Exchange-traded or centrally cleared financial derivative instruments	(7,392)
Over the counter financial derivative instruments	30,534
Foreign currency assets and liabilities	(185)
Net Change in Unrealized (Depreciation)	(21,423)
Net (Loss)	(862)

Net Increase in Net Assets Resulting from Operations	$18,784

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$19,646	$16,469
Net realized gain	20,561	7,475
Net change in unrealized (depreciation)	(21,423)	(27,559)
Net increase (decrease) in net assets resulting from operations	18,784	(3,615)

Distributions to Shareholders:
From net investment income
Institutional Class	(607)	(930)
Administrative Class	(17,615)	(21,881)
Advisor Class	(6,660)	(7,780)

Total Distributions	(24,882)	(30,591)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(37,311)	106,096

Total Increase (Decrease) in Net Assets	(43,409)	71,890

Net Assets:
Beginning of year	2,186,072	2,114,182
End of year*	$2,142,663	$2,186,072

* Including undistributed net investment income of:	$37,549	$18,035

**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.9%

BANK LOAN OBLIGATIONS 1.2%
Chrysler Group LLC
3.500% due 05/24/2017		$2,985	$2,981
H.J. Heinz Co.
3.500% due 06/05/2020		19,860	19,778
HCA, Inc.
2.919% due 03/31/2017		2,985	2,968

Total Bank Loan Obligations (Cost $25,823)			25,727

CORPORATE BONDS & NOTES 38.8%

BANKING & FINANCE 25.2%
AerCap Ireland Capital Ltd.
2.750% due 05/15/2017		3,800	3,729
Ally Financial, Inc.
2.750% due 01/30/2017		2,860	2,858
3.125% due 01/15/2016		400	403
3.500% due 07/18/2016		3,400	3,447
4.625% due 06/26/2015		4,400	4,439
6.250% due 12/01/2017		2,000	2,165
8.300% due 02/12/2015		4,000	4,025
Banco do Brasil S.A.
4.500% due 01/22/2015		600	600
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		1,600	1,624
Banco Popolare SC
3.500% due 03/14/2019	EUR	9,700	12,243
Banco Santander Brasil S.A.
4.625% due 02/13/2017		$1,300	1,354
Banco Santander Chile
3.750% due 09/22/2015		2,900	2,946
Bank of America Corp.
1.001% due 09/15/2026		900	826
1.500% due 10/09/2015		1,800	1,808
2.650% due 04/01/2019		1,200	1,210
4.750% due 08/01/2015		4,526	4,629
5.650% due 05/01/2018		2,300	2,557
6.500% due 08/01/2016		6,500	7,007
6.875% due 04/25/2018		1,300	1,494
6.875% due 11/15/2018		2,700	3,142
Bank of America N.A.
0.541% due 06/15/2017		23,900	23,570
0.703% due 11/14/2016		3,900	3,898
Bankia S.A.
0.285% due 01/25/2016	EUR	2,000	2,407
BB&T Corp.
0.950% due 01/15/2020		$5,100	5,105
BBVA Bancomer S.A.
4.500% due 03/10/2016		6,100	6,314
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015		2,500	2,567
BPCE S.A.
0.802% due 11/18/2016		500	501
0.862% due 06/23/2017		400	400
1.357% due 03/06/2017	GBP	2,300	3,609
1.625% due 02/10/2017		$2,100	2,108
Caterpillar Financial Services Corp.
2.250% due 12/01/2019		1,700	1,704
CIT Group, Inc.
5.000% due 05/15/2017		2,200	2,288
Citigroup, Inc.
1.045% due 04/01/2016		3,800	3,814
1.194% due 07/25/2016		15,400	15,504
1.350% due 03/10/2017		2,500	2,490
4.450% due 01/10/2017		800	846

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse
1.375% due 05/26/2017		$1,500	$1,497
Dexia Credit Local S.A.
0.612% due 11/07/2016		4,500	4,518
Dominion Gas Holdings LLC
2.500% due 12/15/2019		2,300	2,308
Eksportfinans ASA
1.570% due 02/14/2018	JPY	500,000	4,098
2.000% due 09/15/2015		$1,100	1,103
2.375% due 05/25/2016		6,000	6,029
5.500% due 05/25/2016		5,700	5,970
5.500% due 06/26/2017		3,000	3,208
FCE Bank PLC
1.875% due 05/12/2016	EUR	600	740
4.750% due 01/19/2015		400	485
First Horizon National Corp.
5.375% due 12/15/2015		$900	932
Ford Motor Credit Co. LLC
0.682% due 11/08/2016		7,500	7,470
1.008% due 01/17/2017		1,800	1,801
1.162% due 11/04/2019		5,500	5,509
1.700% due 05/09/2016		2,100	2,109
2.375% due 01/16/2018		3,475	3,498
2.750% due 05/15/2015		3,700	3,725
3.000% due 06/12/2017		2,700	2,772
5.625% due 09/15/2015		1,600	1,651
8.000% due 12/15/2016		2,600	2,913
12.000% due 05/15/2015		540	561
General Motors Financial Co., Inc.
2.750% due 05/15/2016		5,000	5,091
3.000% due 09/25/2017		4,500	4,556
Goldman Sachs Group, Inc.
1.043% due 12/15/2017		31,500	31,476
6.000% due 06/15/2020		2,000	2,315
7.500% due 02/15/2019		600	714
Hana Bank
4.000% due 11/03/2016		1,600	1,676
Harley-Davidson Financial Services, Inc.
2.700% due 03/15/2017		400	410
HBOS PLC
0.957% due 09/30/2016		4,155	4,145
HSBC Finance Corp.
0.664% due 06/01/2016		2,200	2,196
HSBC USA, Inc.
0.843% due 11/13/2019		12,900	12,915
2.375% due 11/13/2019		3,800	3,803
Hutchison Whampoa International Ltd.
1.625% due 10/31/2017		7,000	6,947
Industrial Bank of Korea
2.375% due 07/17/2017		2,200	2,234
3.750% due 09/29/2016		3,400	3,541
ING Bank NV
0.933% due 07/03/2017		3,200	3,191
International Lease Finance Corp.
2.191% due 06/15/2016		5,500	5,514
5.750% due 05/15/2016		3,535	3,674
6.250% due 05/15/2019		2,250	2,464
6.750% due 09/01/2016		300	320
8.625% due 09/15/2015		20,500	21,422
Intesa Sanpaolo SpA
2.375% due 01/13/2017		5,900	5,955
3.125% due 01/15/2016		9,645	9,801
JPMorgan Chase & Co.
0.682% due 11/18/2016		5,800	5,800
1.064% due 05/30/2017	GBP	6,300	9,707
3.150% due 07/05/2016		$1,800	1,851
3.400% due 06/24/2015		1,000	1,013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase Bank N.A.
0.784% due 05/31/2017	EUR	2,400	$2,904
6.000% due 10/01/2017		$1,000	1,111
Kookmin Bank
1.109% due 01/27/2017		10,000	10,071
Korea Development Bank
0.857% due 01/22/2017		800	802
3.250% due 03/09/2016		6,300	6,454
3.875% due 05/04/2017		1,200	1,258
Korea Finance Corp.
3.250% due 09/20/2016		1,500	1,550
LeasePlan Corp. NV
2.500% due 05/16/2018		300	300
3.000% due 10/23/2017		1,200	1,230
Metropolitan Life Global Funding
1.300% due 04/10/2017		3,600	3,597
MUFG Union Bank N.A.
0.632% due 05/05/2017		6,600	6,596
1.005% due 09/26/2016		3,700	3,721
Navient Corp.
6.000% due 01/25/2017		1,000	1,050
6.250% due 01/25/2016		13,765	14,350
8.780% due 09/15/2016	MXN	49,700	3,391
Nordea Bank AB
0.616% due 04/04/2017		$4,900	4,908
Novo Banco S.A.
2.625% due 05/08/2017	EUR	3,500	3,961
3.875% due 01/21/2015		8,500	10,291
5.875% due 11/09/2015		6,900	8,443
Pacific Life Global Funding
3.442% due 06/02/2018		$3,500	3,346
Pricoa Global Funding
1.350% due 08/18/2017		23,600	23,520
Prudential Covered Trust
2.997% due 09/30/2015		2,475	2,510
Qatari Diar Finance Co.
3.500% due 07/21/2015		4,300	4,343
QNB Finance Ltd.
3.125% due 11/16/2015		9,200	9,383
Rabobank Group
0.513% due 11/23/2016		3,300	3,304
RCI Banque S.A.
5.625% due 10/05/2015	EUR	700	880
Royal Bank of Scotland PLC
4.875% due 03/16/2015		$6,900	6,953
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		2,500	2,503
Shinhan Bank
0.883% due 04/08/2017		13,600	13,641
Springleaf Finance Corp.
6.500% due 09/15/2017		4,900	5,157
Sumitomo Mitsui Banking Corp.
1.350% due 07/18/2015		12,300	12,359
U.S. Bank N.A.
3.778% due 04/29/2020		3,000	3,027
VTB Bank OJSC Via VTB Capital S.A.
6.465% due 03/04/2015		1,500	1,491
Wachovia Corp.
0.601% due 10/15/2016		5,000	4,982
WEA Finance LLC
1.750% due 09/15/2017		1,000	995

			539,641

INDUSTRIALS 9.1%
AbbVie, Inc.
0.992% due 11/06/2015		3,715	3,727

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Actavis, Inc.
1.875% due 10/01/2017		$1,800	$1,794
Amgen, Inc.
2.125% due 05/15/2017		3,695	3,746
2.200% due 05/22/2019		2,700	2,690
2.500% due 11/15/2016		2,400	2,458
Anglo American Capital PLC
2.625% due 04/03/2017		200	203
Anheuser-Busch InBev Finance, Inc.
2.150% due 02/01/2019		200	201
Barrick Gold Corp.
6.950% due 04/01/2019		300	342
Becton Dickinson and Co.
0.691% due 06/15/2016		10,500	10,506
1.800% due 12/15/2017		2,100	2,109
2.675% due 12/15/2019		900	913
Boston Scientific Corp.
5.125% due 01/12/2017		1,500	1,591
Canadian Natural Resources Ltd.
0.632% due 03/30/2016		1,100	1,098
1.750% due 01/15/2018		1,200	1,194
CNPC General Capital Ltd.
1.450% due 04/16/2016		3,400	3,396
Comcast Corp.
5.900% due 03/15/2016		4,550	4,826
COX Communications, Inc.
9.375% due 01/15/2019		400	504
Daimler Finance North America LLC
0.588% due 03/10/2017		11,400	11,383
1.250% due 01/11/2016		2,740	2,749
2.300% due 01/09/2015		200	200
2.375% due 08/01/2018		900	913
DISH DBS Corp.
7.125% due 02/01/2016		1,800	1,897
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		1,700	1,724
Freeport-McMoRan, Inc.
2.300% due 11/14/2017		1,400	1,403
General Mills, Inc.
0.533% due 01/29/2016		8,900	8,905
Georgia-Pacific LLC
2.539% due 11/15/2019		4,000	4,003
Gilead Sciences, Inc.
2.350% due 02/01/2020		800	805
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,300	1,292
4.500% due 12/06/2016	JPY	29,000	219
Humana, Inc.
7.200% due 06/15/2018		$1,200	1,403
Hyundai Capital America
1.450% due 02/06/2017		950	947
1.875% due 08/09/2016		300	302
Imperial Tobacco Finance PLC
2.050% due 02/11/2018		1,250	1,244
Kinder Morgan Energy Partners LP
2.650% due 02/01/2019		500	493
9.000% due 02/01/2019		300	364
Kinder Morgan, Inc.
2.000% due 12/01/2017		1,500	1,492
3.050% due 12/01/2019		4,000	3,973
KLA-Tencor Corp.
2.375% due 11/01/2017		500	503
3.375% due 11/01/2019		150	153
Korea National Oil Corp.
4.000% due 10/27/2016		400	418
Kraft Foods Group, Inc.
1.625% due 06/04/2015		3,880	3,897

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kroger Co.
0.758% due 10/17/2016		$5,600	$5,593
Medtronic, Inc.
1.043% due 03/15/2020		6,300	6,301
1.375% due 04/01/2018		2,900	2,872
Merck Sharp & Dohme Corp.
5.000% due 06/30/2019		1,400	1,582
MGM Resorts International
6.625% due 07/15/2015		1,000	1,020
6.875% due 04/01/2016		500	523
7.500% due 06/01/2016		1,700	1,798
7.625% due 01/15/2017		500	540
10.000% due 11/01/2016		400	447
Mylan, Inc.
2.550% due 03/28/2019		2,100	2,094
NBCUniversal Enterprise, Inc.
0.768% due 04/15/2016		100	100
Nissan Motor Acceptance Corp.
1.000% due 03/15/2016		700	701
1.800% due 03/15/2018		200	199
1.950% due 09/12/2017		300	302
2.350% due 03/04/2019		200	201
Pearson Dollar Finance PLC
6.250% due 05/06/2018		600	671
Petrobras International Finance Co. S.A.
3.500% due 02/06/2017		1,200	1,149
Pioneer Natural Resources Co.
6.875% due 05/01/2018		300	336
Rock-Tenn Co.
4.450% due 03/01/2019		400	426
SABMiller Holdings, Inc.
2.200% due 08/01/2018		1,300	1,305
2.450% due 01/15/2017		500	510
SABMiller PLC
6.500% due 07/15/2018		300	343
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017		6,000	6,114
Southwest Airlines Co.
2.750% due 11/06/2019		6,300	6,336
Telefonica Emisiones S.A.U.
0.902% due 06/23/2017		13,000	12,991
5.375% due 02/02/2018	GBP	1,300	2,235
6.421% due 06/20/2016		$1,600	1,713
Thermo Fisher Scientific, Inc.
1.300% due 02/01/2017		6,600	6,567
Time Warner Cable, Inc.
5.850% due 05/01/2017		700	765
6.750% due 07/01/2018		1,800	2,066
8.750% due 02/14/2019		1,100	1,363
Time Warner, Inc.
3.150% due 07/15/2015		11,600	11,765
UnitedHealth Group, Inc.
1.400% due 12/15/2017		1,000	1,000
Volkswagen Group of America Finance LLC
0.672% due 11/20/2017		7,500	7,494
2.450% due 11/20/2019		4,200	4,232
Volkswagen International Finance NV
2.125% due 11/20/2018		1,700	1,698
Walgreens Boots Alliance, Inc.
0.682% due 05/18/2016		4,500	4,501
1.750% due 11/17/2017		1,700	1,706
Whirlpool Corp.
1.650% due 11/01/2017		1,100	1,097

			194,636

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 4.5%
AES Corp.
3.234% due 06/01/2019		$600	$587
AT&T, Inc.
0.677% due 03/30/2017		6,800	6,801
2.950% due 05/15/2016		900	923
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		700	717
Consumers Energy Co.
6.700% due 09/15/2019		200	239
Dayton Power & Light Co.
1.875% due 09/15/2016		1,000	1,012
DTE Energy Co.
2.400% due 12/01/2019		3,700	3,705
Electricite de France S.A.
6.500% due 01/26/2019		100	117
Gazprom OAO Via Gaz Capital S.A.
5.875% due 06/01/2015	EUR	1,600	1,926
KT Corp.
1.750% due 04/22/2017		$3,700	3,694
Orange S.A.
2.750% due 09/14/2016		2,500	2,556
Petrobras Global Finance BV
1.852% due 05/20/2016		7,700	7,375
2.000% due 05/20/2016		1,300	1,245
2.603% due 03/17/2017		6,300	5,831
Plains All American Pipeline LP
8.750% due 05/01/2019		700	872
Qtel International Finance Ltd.
3.375% due 10/14/2016		2,300	2,366
Rosneft Finance S.A.
7.500% due 07/18/2016		400	385
Sinopec Group Overseas Development Ltd.
1.149% due 04/10/2019		11,000	11,021
Sprint Communications, Inc.
9.125% due 03/01/2017		5,000	5,512
Verizon Communications, Inc.
0.636% due 06/09/2017		7,000	6,990
1.771% due 09/15/2016		6,194	6,309
1.991% due 09/14/2018		15,800	16,451
2.500% due 09/15/2016		8,641	8,839
2.625% due 02/21/2020		900	891
3.650% due 09/14/2018		100	106

			96,470

Total Corporate Bonds & Notes (Cost $835,628)			830,747

MUNICIPAL BONDS & NOTES 0.4%

NEW JERSEY 0.4%
New Jersey Economic Development Authority Revenue Notes, Series 2014
1.096% due 06/15/2016		9,525	9,508

TEXAS 0.0%
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.335% due 04/01/2040		384	389

Total Municipal Bonds & Notes (Cost $9,919)			9,897

U.S. GOVERNMENT AGENCIES 2.2%
Fannie Mae
0.230% due 12/25/2036 - 07/25/2037		674	656
0.520% due 09/25/2042 - 03/25/2044		467	465

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.670% due 12/25/2022	$65	$65
0.970% due 04/25/2023	71	72
1.000% due 01/25/2043	620	602
1.020% due 02/25/2023	3	3
1.062% due 06/17/2027	37	38
1.070% due 05/25/2022	7	7
1.315% due 07/01/2042 - 06/01/2043	371	381
1.365% due 09/01/2041	244	255
1.515% due 09/01/2040	1	1
1.956% due 11/01/2035	60	63
2.025% due 09/01/2035	412	438
2.187% due 07/01/2035	68	73
4.371% due 12/01/2036	21	23
4.478% due 09/01/2034	14	15
4.500% due 03/01/2018 - 01/01/2027	7,224	7,709
5.000% due 05/01/2027 - 04/25/2033	326	360
5.500% due 12/01/2027 - 01/01/2045	2,098	2,349
5.854% due 12/25/2042	9	10
6.000% due 03/01/2017 - 01/01/2039	5,105	5,823
6.500% due 04/01/2036	167	190
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	1,891	1,946
Federal Housing Administration
7.430% due 10/01/2020	2	2
Freddie Mac
0.210% due 12/25/2036	936	934
0.430% due 08/25/2031	153	150
0.561% due 06/15/2018	15	16
1.315% due 02/25/2045	313	321
2.000% due 11/15/2026	12,509	12,610
2.271% due 09/01/2035	420	450
2.280% due 07/01/2035	155	167
5.000% due 05/01/2024 - 12/01/2041	910	1,008
5.500% due 12/01/2022 - 08/15/2030	2	2
6.500% due 07/25/2043	65	76
Freddie Mac Strips
9.423% due 08/15/2044	6,038	6,822
Ginnie Mae
1.932% due 02/20/2041	1,418	1,427
6.000% due 09/15/2017	492	511
Small Business Administration
5.600% due 09/01/2028	533	593

Total U.S. Government Agencies (Cost $45,996)		46,633

U.S. TREASURY OBLIGATIONS 11.3%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2018 (g)(i)	173,279	172,737
0.125% due 04/15/2019 (g)(i)	20,266	20,070
0.625% due 07/15/2021 (e)	22,539	22,872
1.125% due 01/15/2021	10,311	10,735
1.250% due 07/15/2020 (g)(i)	12,303	12,936
1.375% due 01/15/2020 (g)(i)	3,074	3,231

Total U.S. Treasury Obligations (Cost $248,750)		242,581

MORTGAGE-BACKED SECURITIES 7.6%
Adjustable Rate Mortgage Trust
2.758% due 09/25/2035	1,127	1,004

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Aggregator of Loans Backed by Assets
2.809% due 12/16/2042	GBP	1,471	$2,328
American Home Mortgage Investment Trust
2.069% due 10/25/2034		$298	300
2.332% due 02/25/2045		174	174
Banc of America Commercial Mortgage Trust
5.561% due 04/10/2049		2,533	2,714
5.617% due 07/10/2046		2,097	2,222
5.622% due 04/10/2049		104	105
Banc of America Funding Trust
0.450% due 07/25/2037		1,276	1,116
2.799% due 01/20/2047 ^		521	418
Banc of America Mortgage Trust
2.532% due 07/25/2034		856	867
2.690% due 08/25/2034		2,686	2,650
2.730% due 05/25/2033		482	488
6.500% due 10/25/2031		7	7
BCAP LLC Trust
0.339% due 09/26/2035		610	604
Bear Stearns Adjustable Rate Mortgage Trust
2.228% due 04/25/2033		6	6
2.290% due 08/25/2035		1,313	1,324
2.504% due 04/25/2033		5	6
2.515% due 03/25/2035		1,524	1,541
2.522% due 01/25/2035		198	191
2.668% due 02/25/2033		1	1
2.674% due 08/25/2035 ^		409	360
2.732% due 01/25/2034		25	26
2.758% due 07/25/2034		363	357
2.870% due 01/25/2035		4,612	4,526
Bear Stearns ALT-A Trust
0.330% due 02/25/2034		506	457
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		347	371
Bear Stearns Structured Products, Inc.
2.337% due 12/26/2046		626	491
2.591% due 01/26/2036		1,145	910
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.450% due 01/25/2035		79	70
Citigroup Commercial Mortgage Trust
6.142% due 12/10/2049		834	915
Citigroup Mortgage Loan Trust, Inc.
2.540% due 05/25/2035		200	199
2.556% due 08/25/2035		840	616
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		15,923	16,779
5.300% due 01/15/2046		3,489	3,605
Countrywide Alternative Loan Trust
0.350% due 05/25/2047		610	509
6.000% due 10/25/2033		13	14
Countrywide Home Loan Mortgage Pass-Through Trust
2.330% due 02/20/2036		597	512
2.418% due 11/20/2034		1,409	1,359
2.418% due 11/25/2034		693	660
2.466% due 02/20/2035		1,087	1,071
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,647	3,875
5.448% due 01/15/2049		10	10
5.669% due 03/15/2039		14,238	14,835
5.806% due 06/15/2038		5,064	5,305
Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032		1	1
Credit Suisse Mortgage Capital Certificates
2.518% due 09/27/2036		5,119	5,144
2.585% due 09/26/2047		647	640
DBRR Trust
0.853% due 02/25/2045		873	872

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
5.254% due 06/26/2035		$424	$427
Eurosail PLC
0.242% due 12/10/2044	EUR	193	226
1.260% due 09/13/2045	GBP	1,318	2,038
Extended Stay America Trust
2.958% due 12/05/2031		$500	508
First Horizon Alternative Mortgage Securities Trust
2.218% due 09/25/2034		1,547	1,516
First Horizon Mortgage Pass-Through Trust
2.612% due 08/25/2035		452	420
2.625% due 02/25/2035		2,443	2,445
Fosse Master Issuer PLC
2.658% due 10/18/2054	GBP	300	473
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049		$7,275	7,820
GMAC Mortgage Corp. Loan Trust
2.668% due 11/19/2035		260	234
Granite Master Issuer PLC
0.305% due 12/20/2054		2,606	2,585
0.365% due 12/20/2054		405	402
0.824% due 12/20/2054	GBP	423	655
Granite Mortgages PLC
0.461% due 01/20/2044	EUR	62	75
0.938% due 01/20/2044	GBP	54	84
0.940% due 09/20/2044		379	591
Great Hall Mortgages PLC
0.373% due 06/18/2039		$2,400	2,282
Greenpoint Mortgage Pass-Through Certificates
2.786% due 10/25/2033		1,278	1,255
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		1,900	2,028
GSR Mortgage Loan Trust
2.536% due 09/25/2034		173	164
2.669% due 09/25/2035		884	890
HarborView Mortgage Loan Trust
0.384% due 05/19/2035		135	113
2.602% due 07/19/2035		707	644
Hercules Eclipse PLC
0.797% due 10/25/2018	GBP	4,936	7,604
Impac CMB Trust
1.170% due 07/25/2033		$188	177
IndyMac Mortgage Loan Trust
2.525% due 12/25/2034		349	323
Infinity Classico
0.268% due 02/15/2024	EUR	862	1,022
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		$7,199	7,539
5.397% due 05/15/2045		2,365	2,489
5.420% due 01/15/2049		565	604
5.637% due 03/18/2051		2,325	2,448
5.882% due 02/15/2051		1,300	1,409
JPMorgan Mortgage Trust
2.636% due 02/25/2035		111	109
5.750% due 01/25/2036 ^		33	32
Juno Eclipse Ltd.
0.261% due 11/20/2022	EUR	2,513	2,989
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		$1,425	1,507
MASTR Asset Securitization Trust
5.500% due 09/25/2033		9	9
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.641% due 06/15/2030		123	118
Merrill Lynch Mortgage Investors Trust
0.380% due 02/25/2036		403	372

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.420% due 11/25/2035		$275	$262
0.830% due 09/25/2029		1,404	1,402
1.156% due 10/25/2035		191	182
1.941% due 01/25/2029		4	4
2.350% due 10/25/2035		665	672
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		2,700	2,902
Morgan Stanley Capital Trust
5.412% due 03/12/2044		2,081	2,134
Prime Mortgage Trust
0.570% due 02/25/2034		11	10
Residential Funding Mortgage Securities, Inc. Trust
2.976% due 09/25/2035 ^		1,116	883
Salomon Brothers Mortgage Securities, Inc.
7.000% due 12/25/2018		14	15
Structured Adjustable Rate Mortgage Loan Trust
1.515% due 01/25/2035		307	248
2.455% due 08/25/2034		538	532
2.514% due 08/25/2035		314	291
2.573% due 02/25/2034		378	378
Structured Asset Mortgage Investments Trust
0.450% due 02/25/2036		192	155
0.824% due 09/19/2032		4	4
Structured Asset Securities Corp. Trust
2.619% due 10/28/2035		175	168
Vulcan European Loan Conduit Ltd.
0.358% due 05/15/2017	EUR	444	530
Wachovia Bank Commercial Mortgage Trust
0.241% due 06/15/2020		$377	376
5.421% due 04/15/2047		129	130
5.749% due 07/15/2045		1,196	1,268
WaMu Mortgage Pass-Through Certificates Trust
0.440% due 12/25/2045		153	147
0.510% due 01/25/2045		1,086	1,032
0.843% due 01/25/2047		374	341
1.313% due 11/25/2042		58	57
1.513% due 06/25/2042		37	36
1.513% due 08/25/2042		142	132
1.921% due 02/27/2034		22	21
Washington Mutual Mortgage Loan Trust
1.311% due 05/25/2041		18	17
Wells Fargo Mortgage-Backed Securities Trust
2.612% due 03/25/2036		473	473
2.613% due 03/25/2035		376	382
2.615% due 12/25/2034		402	408
2.616% due 01/25/2035		518	529
2.618% due 09/25/2034		7,455	7,617

Total Mortgage-Backed Securities (Cost $164,697)			162,919

ASSET-BACKED SECURITIES 9.5%
ACE Securities Corp.
0.230% due 10/25/2036		118	65
1.070% due 12/25/2034		1,518	1,390
Ally Auto Receivables Trust
0.680% due 07/17/2017		9,500	9,496
ALM Ltd.
1.468% due 07/18/2022		1,059	1,060
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.670% due 09/25/2035		7,100	6,388
Amortizing Residential Collateral Trust
0.750% due 07/25/2032		13	12
Ares European CLO BV
0.509% due 08/15/2024	EUR	2,541	3,048
Asset-Backed Funding Certificates Trust
0.845% due 06/25/2035		$10,799	9,807

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Asset-Backed Securities Corp. Home Equity Loan Trust
0.720% due 09/25/2034		$92	$92
1.811% due 03/15/2032		132	127
Atrium CDO Corp.
1.332% due 11/16/2022		4,200	4,205
Avoca CLO PLC
0.516% due 01/16/2023	EUR	850	1,021
Bacchus Ltd.
0.471% due 01/20/2019		$751	751
Bear Stearns Asset-Backed Securities Trust
1.170% due 10/25/2037		2,450	2,302
Cadogan Square CLO BV
0.532% due 08/12/2022	EUR	1,548	1,858
0.536% due 01/17/2023		2,271	2,716
Carlyle High Yield Partners Ltd.
0.456% due 04/19/2022		$944	931
Cavalry CLO Ltd.
1.528% due 01/16/2024		10,200	10,200
Citigroup Mortgage Loan Trust, Inc.
0.650% due 09/25/2035 ^		6,200	5,871
Countrywide Asset-Backed Certificates
0.350% due 09/25/2036		3,750	3,673
0.650% due 12/25/2031		34	26
0.870% due 12/25/2033		2,002	1,919
Countrywide Asset-Backed Certificates Trust
0.415% due 05/25/2036		246	246
0.970% due 03/25/2033		1,370	1,270
Credit Suisse First Boston Mortgage Securities Corp.
0.775% due 01/25/2032		8	7
Duane Street CLO Ltd.
0.463% due 11/14/2021		687	683
Educational Services of America, Inc.
1.320% due 09/25/2040		2,325	2,350
Elm CLO Ltd.
1.635% due 01/17/2023		8,000	8,000
Equity One Mortgage Pass-Through Trust
0.730% due 11/25/2032		5	5
First Franklin Mortgage Loan Trust
0.650% due 05/25/2035		300	279
Four Corners CLO Ltd.
0.525% due 01/26/2020		1,604	1,597
Franklin CLO Ltd.
0.501% due 06/15/2018		1,649	1,641
Galaxy CLO Ltd.
1.522% due 08/20/2022		1,100	1,097
Gateway Euro CLO S.A.
0.398% due 04/25/2023	EUR	586	708
GE-WMC Mortgage Securities Trust
0.210% due 08/25/2036		$16	9
GM Financial Automobile Leasing Trust
0.250% due 09/21/2015		2,151	2,151
Goldentree Loan Opportunities Ltd.
0.926% due 10/18/2021		1,036	1,035
Gresham Capital CLO BV
0.534% due 07/18/2023	EUR	1,190	1,440
GSAMP Trust
0.560% due 01/25/2036		$1,067	895
Halcyon Structured Asset Management European CLO BV
0.548% due 01/25/2023	EUR	1,448	1,739
Highbridge Loan Management Ltd.
1.497% due 09/20/2022		$5,500	5,506
Hyde Park CDO BV
0.429% due 06/14/2022	EUR	842	1,011
JPMorgan Mortgage Acquisition Corp.
0.350% due 02/25/2036		$879	845
0.400% due 05/25/2035		9,179	8,963

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Jubilee CDO BV
0.532% due 08/21/2021	EUR	588	$708
0.932% due 10/15/2019		3,227	3,899
Landmark CDO Ltd.
0.506% due 07/15/2018		$18	18
Lockwood Grove CLO Ltd.
1.603% due 01/25/2024		5,400	5,400
Long Beach Mortgage Loan Trust
0.730% due 10/25/2034		34	32
Madison Park Funding Ltd.
1.491% due 06/15/2022		786	785
Massachusetts Educational Financing Authority
1.184% due 04/25/2038		696	702
Mercator CLO PLC
0.314% due 02/18/2024	EUR	3,173	3,788
Merrill Lynch Mortgage Investors Trust
0.370% due 08/25/2036		$488	482
0.460% due 08/25/2036		700	668
MT Wilson CLO Ltd.
0.460% due 07/11/2020		1,138	1,136
Octagon Investment Partners Ltd.
0.471% due 04/23/2020		1,922	1,913
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.450% due 12/25/2035		861	771
0.480% due 04/25/2035		3,220	3,184
Panhandle-Plains Higher Education Authority, Inc.
1.385% due 10/01/2035		1,548	1,575
Panther CDO BV
0.455% due 03/20/2084	EUR	10,478	11,918
Prospero CLO BV
0.321% due 10/20/2022		1,068	1,284
RAAC Trust
0.650% due 03/25/2037		$833	807
Renaissance Home Equity Loan Trust
0.670% due 12/25/2033		4,077	3,984
Residential Asset Securities Corp. Trust
0.490% due 01/25/2036		6,300	6,107
SLC Student Loan Trust
0.312% due 11/15/2021		106	106
0.362% due 11/15/2021		15,693	15,656
SLM Private Credit Student Loan Trust
0.421% due 03/15/2024		1,510	1,497
0.431% due 12/15/2023		855	848
SLM Private Education Loan Trust
0.911% due 10/16/2023		1,753	1,759
1.211% due 06/15/2023		1,905	1,913
1.261% due 12/15/2021		509	511
SLM Student Loan Trust
1.734% due 04/25/2023		610	627
South Carolina Student Loan Corp.
0.984% due 03/02/2020		2,000	2,007
Specialty Underwriting & Residential Finance Trust
0.560% due 12/25/2036		4,800	4,014
SpringCastle America Funding LLC
2.700% due 05/25/2023		10,622	10,622
Stone Tower CLO Ltd.
0.458% due 04/17/2021		1,589	1,568
Structured Asset Investment Loan Trust
0.875% due 03/25/2034		681	633
1.145% due 10/25/2033		1,208	1,161
Symphony CLO Ltd.
1.529% due 04/16/2022		1,000	997
Wells Fargo Home Equity Asset-Backed Securities Trust
0.430% due 05/25/2036		1,100	1,037
Wood Street CLO BV
0.431% due 11/22/2021	EUR	690	830

Total Asset-Backed Securities (Cost $201,473)			203,382

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 11.4%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	2,700	$3,531
Autonomous Community of Valencia
4.375% due 07/16/2015		2,000	2,468
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2015	BRL	201,200	69,145
0.000% due 01/01/2017		33,000	9,738
Export-Import Bank of Korea
0.980% due 01/14/2017		$4,600	4,615
1.093% due 09/17/2016		700	704
1.250% due 11/20/2015		8,700	8,720
2.047% due 03/21/2015		33,400	33,486
Italy Buoni Poliennali Del Tesoro
1.150% due 05/15/2017	EUR	47,800	58,562
2.250% due 05/15/2016		17,500	21,698
3.750% due 08/01/2016		3,400	4,326
Korea Housing Finance Corp.
3.500% due 12/15/2016		$1,500	1,557
Korea Land & Housing Corp.
1.875% due 08/02/2017		500	499
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	3,163	242
5.000% due 06/16/2016 (c)		6,853	495
Province of Ontario
1.000% due 07/22/2016		$2,800	2,813
1.100% due 10/25/2017		13,600	13,532
Spain Government International Bond
3.150% due 01/31/2016	EUR	3,600	4,490
3.250% due 04/30/2016		500	628
3.300% due 07/30/2016		2,500	3,161

Total Sovereign Issues (Cost $264,590)			244,410

		SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		4,000	$0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.5%

CERTIFICATES OF DEPOSIT 0.8%
Intesa Sanpaolo SpA
1.610% due 04/11/2016		$14,600	14,630
Itau Unibanco Holding S.A.
1.605% due 06/21/2016		2,200	2,200

			16,830

COMMERCIAL PAPER 0.9%
Ford Motor Credit Co.
0.680% due 04/21/2015		1,900	1,897
Vodafone Group PLC
0.600% due 06/29/2015		18,000	17,962

			19,859

REPURCHASE AGREEMENTS (d) 0.1%
			1,263

MEXICO TREASURY BILLS 6.7%
3.030% due 02/19/2015 - 05/28/2015 (b)	MXN	2,136,300	143,276

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
0.066% due 05/14/2015 - 05/21/2015 (b)(i)	$487	$487

Total Short-Term Instruments (Cost $193,146)		181,715

Total Investments in Securities (Cost $1,990,022)		1,948,011

	SHARES
INVESTMENTS IN AFFILIATES 8.7%

SHORT-TERM INSTRUMENTS 8.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.7%
PIMCO Short-Term Floating NAV Portfolio III	18,801,662	186,362

Total Short-Term Instruments (Cost $187,314)		186,362

Total Investments in Affiliates (Cost $187,314)		186,362

Total Investments 99.6% (Cost $2,177,336)		$2,134,373

Financial Derivative Instruments (f)(h) 1.2% (Cost or Premiums, net $(657))		25,933

Other Assets and Liabilities, net (0.8%)		(17,643)

Net Assets 100.0%		$2,142,663

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$1,263	Fannie Mae 2.260% due 10/17/2022	$(1,291)	$1,263	$1,263

Total Repurchase Agreements						$(1,291)	$1,263	$1,263

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
MSC	0.430%	12/31/2014	01/02/2015	$(21,454)	$(21,452)

Total Sale-Buyback Transactions					$(21,452)

(2)

As of December 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2014 was $2,901 at a weighted average interest rate of (1.029%).

(3)	Payable for sale-buyback transactions includes $(3) of deferred price drop on sale-buyback transactions.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	5.000%	01/01/2045	$100	$ (111)	$(111)
Fannie Mae	5.500%	01/01/2045	1,000	(1,119)	(1,119)
Fannie Mae	6.000%	01/01/2045	3,000	(3,400)	(3,402)
Freddie Mac	5.000%	01/01/2045	500	(553)	(552)

Total Short Sales				$ (5,183)	$(5,184)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(e)	Securities with an aggregate market value of $21,375 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$1,263	$0	$0	$0	$1,263	$(1,291)	$(28)

Master Securities Forward Transaction Agreement
MSC	0	0	(21,452)	0	(21,452)	21,375	(77)

Total Borrowings and Other Financing Transactions	$1,263	$0	$(21,452)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	2,771	$93	$35	$0
90-Day Eurodollar June Futures	Long	06/2015	1,818	(317)	23	0
90-Day Eurodollar June Futures	Short	06/2018	858	(92)	0	(64)
90-Day Eurodollar March Futures	Long	03/2015	1,162	(30)	14	0
90-Day Eurodollar March Futures	Short	03/2018	857	(116)	0	(64)
Euro-Bund 10-Year Bond March Futures	Short	03/2015	208	(639)	0	(13)
U.S. Treasury 5-Year Note March Futures	Short	03/2015	1,824	(215)	0	(285)
U.S. Treasury 10-Year Note March Futures	Long	03/2015	546	(35)	119	0
U.S. Treasury 30-Year Bond March Futures	Short	03/2015	13	(51)	0	(4)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2015	57	(21)	0	(1)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Short	09/2015	856	(783)	0	(33)

Total Futures Contracts				$(2,206)	$191	$(464)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
General Electric Capital Corp.	1.000%	06/20/2017	0.389%	$1,900	$30	$(8)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
							Asset	Liability
CDX.IG-22 5-Year Index	(1.000%	)	06/20/2019	$1,300	$(24)	$1	$0	$0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-22 5-Year Index	5.000%	06/20/2019	$25,641	$1,786	$(37)	$22	$0
CDX.IG-22 5-Year Index	1.000%	06/20/2019	1,300	24	2	0	0

				$1,810	$(35)	$22	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.700%	10/16/2019	$	161,200	$(223)	$(30)	$0	$(120)
Receive	3-Month USD-LIBOR	1.650%	10/16/2019		172,700	181	328	0	(128)
Receive	3-Month USD-LIBOR	1.750%	03/19/2020		23,800	150	2	0	(19)
Receive	6-Month GBP-LIBOR	1.500%	09/18/2016	GBP	36,500	(513)	(227)	0	(10)
Receive	6-Month GBP-LIBOR	1.550%	10/06/2016		3,000	(25)	(25)	0	(1)
Receive	6-Month GBP-LIBOR	1.510%	10/07/2016		18,200	(140)	(140)	0	(5)
Receive	6-Month GBP-LIBOR	1.880%	10/05/2017		8,100	(161)	(161)	0	(6)
Receive	6-Month GBP-LIBOR	1.837%	10/06/2017		1,300	(24)	(24)	0	(1)
Pay	28-Day MXN-TIIE	5.250%	06/11/2018	MXN	8,900	8	(5)	1	0
Pay	28-Day MXN-TIIE	5.500%	06/11/2018		17,500	25	(5)	2	0
Pay	28-Day MXN-TIIE	4.955%	06/24/2019		360,000	(270)	(269)	51	0
Pay	28-Day MXN-TIIE	5.280%	10/02/2019		370,000	(4)	(4)	57	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		354,500	(313)	(313)	54	0
Pay	28-Day MXN-TIIE	6.410%	11/07/2029		130,400	(159)	(92)	64	0

						$(1,468)	$(965)	$229	$(290)

Total Swap Agreements						$348	$(1,007)	$251	$(290)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(g)	Securities with an aggregate market value of $12,335 and cash of $1,121 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$191	$251	$442	$0	$(464)	$(290)	$(754)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2015		ILS	35,563	$		9,578	$461	$0
	01/2015	$		28,869		JPY	3,458,229	19	(17)
	02/2015		EUR	6,425	$		7,914	136	0
	02/2015		GBP	19,900			31,121	112	0
	02/2015		JPY	1,872,629			15,618	0	(19)
	02/2015	$		12,141		EUR	9,876	0	(185)
	04/2015		MXN	72,978	$		5,211	291	0
	05/2015		CAD	21,211			19,324	1,117	0

BPS	01/2015		BRL	10,489			4,037	91	0
	01/2015	$		3,949		BRL	10,489	0	(3)
	01/2015			11,483		MXN	155,834	0	(923)
	02/2015		EUR	847	$		1,055	29	0
	02/2015		MXN	54,994			4,019	302	0
	02/2015	$		12,653		MXN	167,085	0	(1,350)
	06/2015			3,353		EUR	2,501	0	(322)
	07/2015		BRL	314	$		130	17	0
	10/2015			107,100			40,171	2,830	0
	01/2017			20,000			7,269	1,016	0

BRC	02/2015		MXN	13,475			986	74	0
	02/2015	$		1,663		MXN	22,584	0	(136)
	03/2015		MXN	28,491	$		2,009	85	0
	06/2015		EUR	3,372			4,490	403	0

CBK	01/2015	$		7,968		JPY	943,800	0	(89)
	02/2015		EUR	31,839	$		39,464	921	0
	02/2015	$		17,970		EUR	14,412	0	(523)
	02/2015			452		MXN	6,194	0	(33)

DUB	01/2015		BRL	10,489	$		3,949	3	0
	01/2015	$		4,533		AUD	5,303	0	(203)
	01/2015			4,076		BRL	10,489	0	(131)
	05/2015		MXN	582,170	$		42,170	3,062	0
	07/2015		BRL	13,768			5,221	296	0
	10/2015			94,100			34,271	1,462	0

FBF	01/2015			13,528			5,146	57	0
	01/2015		JPY	5,086,929			42,987	518	0
	01/2015	$		5,093		BRL	13,528	0	(4)
	04/2015		MXN	588,546	$		42,986	3,345	0
	04/2015	$		5,184		BRL	14,000	0	(44)
	05/2015		MXN	75,216	$		5,490	433	0
	06/2015		EUR	8,998			11,976	1,071	0

GLM	01/2015		AUD	7,328			5,989	7	0
	01/2015		JPY	2,792,400			23,668	355	0
	01/2015	$		10,507		JPY	1,245,800	0	(106)
	02/2015		AUD	2,914	$		2,358	0	(16)
	02/2015		CHF	2,077			2,153	63	0
	02/2015		EUR	13,277			16,452	379	0
	02/2015		MXN	47,876			3,507	268	0
	02/2015	$		1,131		CHF	1,098	0	(26)
	02/2015			45,789		EUR	36,962	0	(1,043)
	06/2015			13,231			9,869	0	(1,270)
	07/2015		BRL	14,407	$		5,946	792	0

HUS	01/2015	$		6,084		JPY	719,900	0	(74)
	02/2015		AUD	787	$		640	0	(1)
	02/2015		EUR	15,281			19,045	546	0

JPM	01/2015		BRL	59,268			22,313	17	0
	01/2015		ILS	31,219			8,199	195	0
	01/2015		INR	33,734			529	0	(3)
	01/2015		JPY	759,800			6,437	94	0
	01/2015	$		22,279		BRL	59,268	18	0
	01/2015			18,996		JPY	2,271,400	37	(70)
	02/2015		JPY	504,300	$		4,189	0	(22)
	02/2015		MXN	14,757			1,024	26	0
	02/2015	$		297		MXN	4,074	0	(22)
	03/2015		ILS	38,230	$		9,707	0	(97)
	04/2015		BRL	14,000			5,913	774	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
MSB	01/2015		AUD	9,889	$		8,441	$ 367	$0
	01/2015		BRL	59,268			22,306	10	0
	01/2015	$		22,361		BRL	59,268	0	(65)
	02/2015			22,117			59,268	6	0
	03/2015			18,383		CAD	21,047	0	(291)
	05/2015		MXN	581,726	$		41,970	2,891	0
	07/2015		BRL	45,000			18,405	2,306	0

RBC	02/2015		EUR	5,174			6,381	117	0
	02/2015		MXN	200,480			14,175	612	0

SOG	02/2015		EUR	189,658			236,535	6,938	0

UAG	01/2015		MXN	155,237			11,790	1,270	0
	01/2015	$		9,758		AUD	11,914	0	(31)
	02/2015		AUD	9,414	$		7,682	13	0
	02/2015		JPY	516,317			4,288	0	(24)
	05/2015		MXN	122,914			8,979	714	0

Total Forward Foreign Currency Contracts								$ 36,966	$(7,143)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.205%	01/16/2020	$	270,100	$3,923	$3,262

Total Purchased Options								$3,923	$3,262

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	3,300	$(6)	$(4)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		3,300	(6)	(1)

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		6,500	(11)	(8)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		4,100	(8)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		2,400	(6)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		3,000	(2)	(3)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		3,000	(6)	(3)

GST	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	01/21/2015	$	25,800	(38)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	3,300	(4)	(4)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		3,300	(9)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		1,800	(4)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		4,000	(10)	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		3,300	(5)	(4)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		3,300	(9)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		1,500	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		1,500	(3)	(1)

SOG	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		1,700	(3)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		1,700	(3)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		3,200	(4)	(3)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		3,200	(6)	(3)

							$(144)	$(38)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC AUD versus USD	$	0.839	01/14/2015	AUD	2,600	$(15)	$(62)
	Call - OTC AUD versus USD		0.897	01/14/2015		2,600	(18)	0
	Put - OTC USD versus JPY	JPY	112.000	02/09/2015	$	5,400	(53)	(4)
	Put - OTC USD versus JPY		113.000	05/22/2015		5,200	(75)	(43)
	Put - OTC USD versus JPY		80.000	02/18/2019		15,100	(857)	(213)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC USD versus JPY	JPY	110.500	01/05/2015	$	2,600	$(23)	$0
	Put - OTC USD versus JPY		115.000	01/12/2015		2,200	(12)	(1)
	Put - OTC USD versus JPY		111.500	02/09/2015		2,100	(17)	(1)
	Put - OTC USD versus JPY		111.750	02/09/2015		4,400	(40)	(3)

BRC	Call - OTC EUR versus USD	$	1.268	01/20/2015	EUR	3,200	(25)	(1)
	Put - OTC USD versus INR	INR	60.900	01/16/2015	$	2,600	(14)	0
	Call - OTC USD versus INR		63.900	01/16/2015		2,600	(14)	(7)
	Call - OTC USD versus INR		63.850	02/05/2015		2,900	(16)	(22)
	Call - OTC USD versus INR		64.250	02/25/2015		2,700	(23)	(25)
	Put - OTC USD versus JPY	JPY	112.000	03/12/2015		4,300	(51)	(11)

CBK	Call - OTC EUR versus USD	$	1.265	02/13/2015	EUR	4,300	(47)	(6)
	Put - OTC USD versus JPY	JPY	111.900	01/23/2015	$	5,300	(44)	(1)
	Put - OTC USD versus JPY		112.880	03/13/2015		2,200	(27)	(7)
	Put - OTC USD versus JPY		112.000	05/15/2015		1,500	(26)	(9)
	Put - OTC USD versus JPY		99.000	09/30/2015		6,800	(73)	(16)

DUB	Call - OTC AUD versus USD	$	0.875	01/08/2015	AUD	2,600	(14)	0
	Put - OTC AUD versus USD		0.855	01/16/2015		1,500	(16)	(60)
	Call - OTC EUR versus USD		1.268	01/27/2015	EUR	2,200	(19)	(1)
	Call - OTC EUR versus USD		1.260	02/10/2015		6,500	(75)	(10)
	Call - OTC EUR versus USD		1.270	02/18/2015		1,700	(19)	(2)
	Put - OTC USD versus JPY	JPY	112.850	03/25/2015	$	2,200	(29)	(9)
	Put - OTC USD versus JPY		112.500	05/22/2015		2,200	(25)	(16)

FBF	Call - OTC AUD versus USD	$	0.890	01/22/2015	AUD	2,200	(10)	0
	Call - OTC USD versus INR	INR	64.000	02/05/2015	$	1,600	(8)	(11)
	Put - OTC USD versus JPY	JPY	112.000	01/20/2015		8,700	(62)	(2)
	Put - OTC USD versus JPY		111.400	05/14/2015		2,200	(30)	(12)
	Call - OTC USD versus MXN	MXN	14.500	02/02/2015		1,500	(10)	(35)

GLM	Put - OTC EUR versus USD	$	1.230	01/16/2015	EUR	1,700	(19)	(38)
	Put - OTC EUR versus USD		1.225	01/23/2015		1,700	(17)	(34)
	Put - OTC USD versus BRL	BRL	2.300	01/20/2015	$	2,400	(10)	0
	Call - OTC USD versus BRL		2.800	01/20/2015		2,400	(18)	(5)
	Put - OTC USD versus INR	INR	61.000	02/18/2015		2,900	(15)	(1)
	Call - OTC USD versus INR		63.500	02/18/2015		2,900	(20)	(36)
	Call - OTC USD versus INR		63.850	02/25/2015		900	(8)	(10)
	Call - OTC USD versus JPY	JPY	119.000	01/16/2015		3,200	(33)	(43)
	Call - OTC USD versus JPY		119.000	01/30/2015		3,200	(37)	(52)
	Put - OTC USD versus JPY		113.500	05/27/2015		2,200	(32)	(21)
	Call - OTC USD versus MXN	MXN	14.250	02/18/2015		1,300	(10)	(51)
	Call - OTC USD versus MXN		14.480	02/20/2015		1,500	(14)	(41)

HUS	Call - OTC USD versus INR	INR	63.850	02/25/2015		1,500	(13)	(17)
	Call - OTC USD versus INR		64.250	02/26/2015		1,500	(9)	(14)
	Put - OTC USD versus MXN	MXN	13.350	02/25/2015		2,000	(11)	0
	Call - OTC USD versus MXN		14.050	02/25/2015		2,000	(11)	(105)

JPM	Put - OTC USD versus BRL	BRL	2.300	01/21/2015		2,300	(17)	0
	Call - OTC USD versus BRL		2.800	01/21/2015		2,300	(22)	(6)
	Put - OTC USD versus BRL		2.300	01/23/2015		2,400	(19)	0
	Call - OTC USD versus BRL		2.800	01/23/2015		2,400	(19)	(7)
	Put - OTC USD versus BRL		2.400	02/12/2015		1,100	(3)	0
	Call - OTC USD versus BRL		2.900	02/12/2015		1,100	(9)	(3)
	Call - OTC USD versus INR	INR	63.400	01/22/2015		1,800	(11)	(13)
	Call - OTC USD versus INR		65.900	05/12/2015		5,000	(41)	(67)
	Put - OTC USD versus JPY	JPY	112.600	02/13/2015		3,000	(29)	(4)
	Call - OTC USD versus MXN	MXN	14.350	02/26/2015		5,400	(46)	(188)

MSB	Put - OTC USD versus BRL	BRL	2.300	01/28/2015		2,600	(13)	0
	Call - OTC USD versus BRL		2.800	01/28/2015		2,600	(36)	(10)

SOG	Put - OTC USD versus JPY	JPY	109.000	11/19/2015		2,200	(37)	(26)

UAG	Call - OTC USD versus INR	INR	64.250	02/25/2015		5,100	(43)	(46)
	Put - OTC USD versus JPY	JPY	110.500	01/07/2015		3,400	(33)	0
	Put - OTC USD versus JPY		111.500	02/09/2015		2,100	(17)	(1)
	Put - OTC USD versus JPY		112.500	02/11/2015		1,700	(16)	(2)
	Put - OTC USD versus JPY		110.000	05/12/2015		4,300	(50)	(17)
	Put - OTC USD versus JPY		100.000	07/03/2015		5,600	(36)	(6)

UBS	Put - OTC USD versus JPY		112.000	02/09/2015		1,700	(17)	(1)

							$(2,578)	$(1,455)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.300%	01/20/2015	$	158,700	$(349)	$(373)

GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	01/16/2018		270,100	(3,295)	(2,810)

JPM	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.400%	01/20/2015		297,500	(461)	(321)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.200%	01/16/2015		274,100	(834)	(1,168)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	01/20/2015		73,400	(327)	(97)

NGF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.920%	02/03/2015		21,600	(127)	(49)

								$(5,393)	$(4,818)

Total Written Options								$(8,115)	$(6,311)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD	Notional Amount in EUR	Premiums
Balance at Beginning of Period	1,940	$346,800	AUD 0	EUR 294,800	$(1,880)
Sales	1,924	2,804,900	40,400	120,400	(12,459)
Closing Buys	0	(572,200)	0	0	1,086
Expirations	(3,864)	(890,800)	(16,100)	(180,000)	4,381
Exercised	0	(393,200)	(12,800)	(156,500)	757

Balance at End of Period	0	$1,295,500	AUD 11,500	EUR 78,700	$(8,115)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

		Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
Counterparty	Reference Entity								Asset	Liability
BRC	Venezuela Government International Bond	(5.000%	)	06/20/2015	53.467%	$ 300	$37	$21	$58	$0

GST	Venezuela Government International Bond	(5.000%	)	06/20/2015	53.467%	1,300	132	119	251	0

							$169	$140	$309	$0

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Berkshire Hathaway Finance Corp.	1.000%	03/20/2016	0.138%	$ 1,100	$(14)	$26	$12	$0
	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.766%	EUR 5,200	113	(39)	74	0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%	$ 800	(4)	5	1	0
	China Government International Bond	1.000%	06/20/2019	0.720%	2,800	21	13	34	0
	MetLife, Inc.	1.000%	06/20/2017	0.309%	1,000	22	(5)	17	0
	Mexico Government International Bond	1.000%	09/20/2015	0.370%	800	7	(3)	4	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%	1,000	(1)	8	7	0
	Russia Government International Bond	1.000%	03/20/2019	4.827%	3,600	(250)	(250)	0	(500)
	Standard Chartered PLC	1.000%	03/20/2019	0.740%	EUR 1,000	(12)	25	13	0

BPS	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.766%	1,500	34	(13)	21	0
	Comcast Corp.	1.000%	09/20/2019	0.274%	$ 700	23	1	24	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.106%	EUR 6,500	(124)	145	21	0

BRC	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.424%	$ 3,700	59	29	88	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2023	0.975%	1,000	(29)	31	2	0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%	5,100	(39)	49	10	0
	China Government International Bond	1.000%	09/20/2015	0.165%	2,400	30	(14)	16	0
	China Government International Bond	1.000%	09/20/2016	0.283%	1,300	18	(1)	17	0
	General Motors Co.	5.000%	09/20/2016	0.773%	2,000	201	(53)	148	0
	Indonesia Government International Bond	1.000%	06/20/2019	1.341%	800	(19)	8	0	(11)
	Indonesia Government International Bond	1.000%	09/20/2019	1.434%	2,500	(50)	2	0	(48)
	Italy Government International Bond	1.000%	06/20/2019	1.114%	11,000	(198)	148	0	(50)
	MetLife, Inc.	1.000%	03/20/2019	0.525%	2,700	20	34	54	0
	Mexico Government International Bond	1.000%	09/20/2015	0.370%	5,500	(36)	63	27	0
	Mexico Government International Bond	1.000%	03/20/2018	0.703%	4,300	(7)	49	42	0
	Russia Government International Bond	1.000%	09/20/2015	5.125%	3,600	(30)	(75)	0	(105)
	Russia Government International Bond	1.000%	12/20/2019	4.779%	7,200	(463)	(666)	0	(1,129)
	Volvo Treasury AB	1.000%	12/20/2019	0.752%	EUR 1,200	10	8	18	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.766%	EUR 1,100	$25	$(9)	$16	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%	$ 1,600	(19)	22	3	0
	Brazil Government International Bond	1.000%	06/20/2016	1.089%	27,000	(52)	25	0	(27)
	China Government International Bond	1.000%	03/20/2019	0.660%	1,900	10	17	27	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	7.209%	7,900	(95)	(247)	0	(342)
	HSBC Bank PLC	1.000%	03/20/2019	0.570%	EUR 3,600	(36)	116	80	0
	Indonesia Government International Bond	1.000%	06/20/2019	1.341%	$ 300	(7)	3	0	(4)
	Italy Government International Bond	1.000%	06/20/2017	0.722%	2,700	16	3	19	0
	Italy Government International Bond	1.000%	06/20/2019	1.114%	700	(13)	9	0	(4)
	Mexico Government International Bond	1.000%	09/20/2016	0.523%	1,000	5	3	8	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%	1,700	(2)	14	12	0
	Volvo Treasury AB	1.000%	12/20/2019	0.752%	EUR 1,300	14	6	20	0

DUB	Berkshire Hathaway, Inc.	1.000%	06/20/2017	0.254%	$ 7,300	172	(36)	136	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.424%	1,700	36	5	41	0
	China Government International Bond	1.000%	12/20/2018	0.622%	1,400	18	3	21	0
	China Government International Bond	1.000%	03/20/2019	0.660%	4,100	2	56	58	0
	China Government International Bond	1.000%	06/20/2019	0.720%	2,500	19	12	31	0
	Export-Import Bank of China	1.000%	12/20/2016	0.512%	2,300	(186)	209	23	0
	Export-Import Bank of Korea	1.000%	12/20/2016	0.183%	1,000	(64)	80	16	0
	General Electric Capital Corp.	1.000%	06/20/2017	0.402%	7,100	138	(31)	107	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.510%	3,500	55	17	72	0
	HSBC Bank PLC	1.000%	12/20/2018	0.327%	EUR 3,400	38	73	111	0
	Indonesia Government International Bond	1.000%	06/20/2019	1.341%	$ 1,500	(34)	13	0	(21)
	Italy Government International Bond	1.000%	09/20/2016	0.574%	400	3	0	3	0
	Italy Government International Bond	1.000%	03/20/2019	1.069%	10,200	(167)	141	0	(26)
	Italy Government International Bond	1.000%	06/20/2019	1.114%	3,900	(72)	54	0	(18)
	MetLife, Inc.	1.000%	06/20/2017	0.309%	3,800	85	(19)	66	0
	MetLife, Inc.	1.000%	03/20/2019	0.525%	1,700	29	5	34	0
	Mexico Government International Bond	1.000%	03/20/2016	0.437%	3,200	(18)	41	23	0
	Mexico Government International Bond	1.000%	06/20/2016	0.487%	7,900	19	43	62	0
	Mexico Government International Bond	1.000%	09/20/2016	0.523%	700	3	3	6	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.431%	3,500	66	18	84	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.473%	16,000	326	46	372	0

FBF	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.766%	EUR 200	4	(1)	3	0
	MetLife, Inc.	1.000%	06/20/2016	0.192%	$ 1,900	33	(10)	23	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.510%	3,400	69	9	78	0
	Volvo Treasury AB	1.000%	12/20/2019	0.752%	EUR 4,000	32	28	60	0
	Wendel S.A.	5.000%	12/20/2019	0.901%	300	74	(1)	73	0

GST	Italy Government International Bond	1.000%	06/20/2017	0.722%	$ 400	2	1	3	0
	MetLife, Inc.	1.000%	06/20/2016	0.192%	3,800	65	(18)	47	0
	Mexico Government International Bond	1.000%	09/20/2016	0.523%	1,900	9	7	16	0
	Wendel S.A.	5.000%	12/20/2019	0.901%	EUR 1,000	251	(7)	244	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.789%	$ 1,000	(10)	12	2	0
	Brazil Government International Bond	1.000%	03/20/2016	0.995%	1,200	(6)	6	0	0
	Indonesia Government International Bond	1.000%	09/20/2019	1.434%	1,800	(37)	2	0	(35)
	Italy Government International Bond	1.000%	09/20/2016	0.574%	900	7	0	7	0
	Italy Government International Bond	1.000%	03/20/2019	1.069%	10,200	(171)	146	0	(25)
	Mexico Government International Bond	1.000%	09/20/2015	0.370%	1,700	13	(5)	8	0
	Mexico Government International Bond	1.000%	09/20/2016	0.523%	700	4	2	6	0
	Russia Government International Bond	1.000%	12/20/2019	4.779%	6,700	(475)	(576)	0	(1,051)

JPM	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.766%	EUR 3,800	85	(31)	54	0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%	$ 400	(4)	5	1	0
	China Government International Bond	1.000%	12/20/2018	0.622%	5,800	57	30	87	0
	China Government International Bond	1.000%	06/20/2019	0.720%	4,100	21	30	51	0
	HSBC Bank PLC	1.000%	12/20/2018	0.327%	EUR 2,000	28	38	66	0
	Indonesia Government International Bond	1.000%	06/20/2019	1.341%	$ 600	(14)	5	0	(9)
	Mexico Government International Bond	1.000%	09/20/2016	0.523%	800	4	2	6	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.510%	5,000	102	11	113	0
	PSEG Power LLC	1.000%	12/20/2018	0.737%	1,700	11	7	18	0
	Volvo Treasury AB	1.000%	12/20/2019	0.752%	EUR 1,100	12	5	17	0

MYC	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.766%	3,400	78	(30)	48	0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%	$ 400	(2)	3	1	0
	France Government Bond	0.250%	12/20/2019	0.413%	5,500	(77)	34	0	(43)
	General Electric Capital Corp.	1.000%	06/20/2016	0.339%	200	(1)	3	2	0
	Italy Government International Bond	1.000%	03/20/2019	1.069%	5,200	(86)	73	0	(13)
	Italy Government International Bond	1.000%	09/20/2019	1.155%	7,900	34	(86)	0	(52)
	Mexico Government International Bond	1.000%	12/20/2018	0.820%	1,500	(3)	14	11	0
	Standard Chartered PLC	1.000%	03/20/2019	0.740%	EUR 1,100	(13)	28	15	0
	Volvo Treasury AB	1.000%	12/20/2019	0.752%	1,100	12	5	17	0
	Wendel S.A.	5.000%	12/20/2019	0.901%	1,600	397	(7)	390	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.789%	$ 500	(5)	6	1	0

						$96	$(40)	$3,569	$(3,513)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	CDX.HY-21 3-Year Index	5.000%	12/20/2016	$3,465	$ 282	$(97)	$185	$0

BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	8,366	969	(998)	0	(29)

FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	8,547	(43)	27	0	(16)

GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015	376	47	(48)	0	(1)
	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	193	0	3	3	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	5,734	638	(658)	0	(20)

JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015	470	53	(55)	0	(2)
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	386	0	5	5	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	7,802	907	(934)	0	(27)

					$ 2,853	$(2,755)	$193	$(95)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	7,700	$(33)	$(20)	$0	$(53)

DUB	Pay	1-Year BRL-CDI	11.470%	01/02/2017		198,000	236	(817)	0	(581)

GLM	Pay	1-Year BRL-CDI	11.320%	01/04/2016		21,200	(18)	(6)	0	(24)
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		169,500	237	(733)	0	(496)
	Pay	1-Year BRL-CDI	13.000%	01/02/2018		61,700	0	179	179	0

HUS	Pay	28-Day MXN-TIIE	5.500%	06/11/2018	MXN	2,700	0	4	4	0

JPM	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	9,600	(2)	(26)	0	(28)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018	MXN	2,500	(1)	3	2	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		1,300	0	2	2	0

MYC	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		3,900	(2)	5	3	0

							$417	$(1,409)	$190	$(1,182)

Total Swap Agreements							$3,535	$(4,064)	$4,261	$(4,790)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(i)	Securities with an aggregate market value of $3,783 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$2,136	$0	$347	$2,483	$(221)	$(695)	$(500)	$(1,416)	$1,067	$(1,050)	$17
BPS	4,285	0	66	4,351	(2,598)	(10)	(53)	(2,661)	1,690	(1,850)	(160)
BRC	562	0	480	1,042	(136)	(66)	(1,372)	(1,574)	(532)	529	(3)
CBK	921	0	185	1,106	(645)	(54)	(377)	(1,076)	30	273	303
DUB	4,823	0	1,266	6,089	(334)	(98)	(646)	(1,078)	5,011	(5,270)	(259)
FBF	5,424	0	237	5,661	(48)	(60)	(16)	(124)	5,537	(5,460)	77
GLM	1,864	3,262	179	5,305	(2,461)	(3,142)	(520)	(6,123)	(818)	800	(18)
GST	0	0	564	564	0	(4)	(1)	(5)	559	(520)	39
HUS	546	0	27	573	(75)	(136)	(1,131)	(1,342)	(769)	977	208
JPM	1,161	0	422	1,583	(214)	(615)	(39)	(868)	715	(22,922)	(22,207)
MSB	5,580	0	0	5,580	(356)	(10)	0	(366)	5,214	(5,370)	(156)
MYC	0	0	487	487	0	(1,265)	(135)	(1,400)	(913)	719	(194)
NGF	0	0	0	0	0	(49)	0	(49)	(49)	0	(49)
RBC	729	0	0	729	0	0	0	0	729	(460)	269
SOG	6,938	0	0	6,938	0	(34)	0	(34)	6,904	(5,690)	1,214
UAG	1,997	0	1	1,998	(55)	(72)	0	(127)	1,871	(1,640)	231
UBS	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)

Total Over the Counter	$36,966	$3,262	$4,261	$44,489	$(7,143)	$(6,311)	$(4,790)	$(18,244)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$191	$191
Swap Agreements	0	22	0	0	229	251

	$0	$22	$0	$0	$420	$442

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$36,966	$0	$36,966
Purchased Options	0	0	0	0	3,262	3,262
Swap Agreements	0	4,071	0	0	190	4,261

	$0	$4,071	$0	$36,966	$3,452	$44,489

	$0	$4,093	$0	$36,966	$3,872	$44,931

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$464	$464
Swap Agreements	0	0	0	0	290	290

	$0	$0	$0	$0	$754	$754

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,143	$0	$7,143
Written Options	0	38	0	1,455	4,818	6,311
Swap Agreements	0	3,608	0	0	1,182	4,790

	$0	$3,646	$0	$8,598	$6,000	$18,244

	$0	$3,646	$0	$8,598	$6,754	$18,998

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,441	$1,441
Futures	0	0	0	0	2,060	2,060
Swap Agreements	0	3,267	0	0	(13,212)	(9,945)

	$0	$3,267	$0	$0	$(9,711)	$(6,444)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33,057	$0	$33,057
Written Options	0	160	0	309	3,352	3,821
Swap Agreements	0	3,104	0	0	978	4,082

	$0	$3,264	$0	$33,366	$4,330	$40,960

	$0	$6,531	$0	$33,366	$(5,381)	$34,516

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$245	$245
Futures	0	0	0	0	(1,254)	(1,254)
Swap Agreements	0	(42)	0	0	(6,341)	(6,383)

	$0	$(42)	$0	$0	$(7,350)	$(7,392)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33,276	$0	$33,276
Purchased Options	0	0	0	0	(661)	(661)
Written Options	0	43	0	1,123	(91)	1,075
Swap Agreements	0	(1,896)	0	0	(1,260)	(3,156)

	$0	$(1,853)	$0	$34,399	$(2,012)	$30,534

	$0	$(1,895)	$0	$34,399	$(9,362)	$23,142

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$25,727	$0	$25,727
Corporate Bonds & Notes
Banking & Finance	0	539,641	0	539,641
Industrials	0	194,636	0	194,636
Utilities	0	96,470	0	96,470
Municipal Bonds & Notes
New Jersey	0	9,508	0	9,508
Texas	0	389	0	389
U.S. Government Agencies	0	46,631	2	46,633
U.S. Treasury Obligations	0	242,581	0	242,581
Mortgage-Backed Securities	0	160,646	2,273	162,919
Asset-Backed Securities	0	203,382	0	203,382
Sovereign Issues	0	244,410	0	244,410
Short-Term Instruments
Certificates of Deposit	0	16,830	0	16,830
Commercial Paper	0	19,859	0	19,859
Repurchase Agreements	0	1,263	0	1,263
Mexico Treasury Bills	0	143,276	0	143,276
U.S. Treasury Bills	0	487	0	487
	$0	$1,945,736	$2,275	$1,948,011

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$186,362	$0	$0	$186,362

Total Investments	$186,362	$1,945,736	$2,275	$2,134,373

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(5,184)	$0	$(5,184)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	191	251	0	442
Over the counter	0	44,489	0	44,489
	$191	$44,740	$0	$44,931

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(464)	(290)	0	(754)
Over the counter	0	(18,244)	0	(18,244)
	$(464)	$(18,534)	$0	$(18,998)

Totals	$186,089	$1,966,758	$2,275	$2,155,122

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2014, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S.

Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

ANNUAL REPORT	DECEMBER 31, 2014	31

Notes to Financial Statements (Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$1	$20,900	$(20,899)	$(2)	$0	$0	$0	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$328,934	$1,319,534	$(1,460,800)	$(552)	$(754)	$186,362	$2,716	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

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(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium

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Notes to Financial Statements (Cont.)

which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the

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buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. Treasury issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a

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result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The

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Notes to Financial Statements (Cont.)

market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Purchases	Sales
$444,738	$124,385

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	DECEMBER 31, 2014	39

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,024,860	$2,665,584	$1,210,962	$692,860

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	115	$1,217	861	$9,229
Administrative Class	34,121	363,560	31,755	338,673
Advisor Class	13,683	145,639	19,839	211,059
Issued as reinvestment of distributions
Institutional Class	57	607	87	930
Administrative Class	1,654	17,615	2,052	21,881
Advisor Class	626	6,660	730	7,780
Cost of shares redeemed
Institutional Class	(4,411)	(46,929)	(452)	(4,849)
Administrative Class	(38,068)	(405,306)	(33,165)	(353,085)
Advisor Class	(11,304)	(120,374)	(11,826)	(125,522)
Net increase (decrease) resulting from Portfolio share transactions	(3,527)	$(37,311)	9,881	$106,096

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 42% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of

December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$67,449	$—	$(46,076)	$(107)	$(25,460)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$8,599	$—

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2014, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$14,206	$2,654

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$2,179,325	$10,704	$(55,655)	$(44,951)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Treasury Inflation-Protected securities, and sale/buyback transactions.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$24,882	$—	$—
12/31/2013	$30,591	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen
BRL	Brazilian Real	GBP	British Pound	MXN	Mexican Peso
CAD	Canadian Dollar	ILS	Israeli Shekel	USD	United States Dollar
CHF	Swiss Franc	INR	Indian Rupee

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
CDI	Brazil Interbank Deposit Rate	FDIC	Federal Deposit Insurance Corp.	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2014	43

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

0.52%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.11%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

44	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2014	45

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

46	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2014	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

ANNUAL REPORT	DECEMBER 31, 2014	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

ANNUAL REPORT	DECEMBER 31, 2014	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT49AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Money Market Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Money Market Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, market risk, issuer risk, foreign (non-U.S.) investment risk, and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

4	PIMCO VARIABLE INSURANCE TRUST

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Money Market Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Treasury Repurchase Agreements	77.8%
Short-Term Notes	13.0%
Government Agency Repurchase Agreements	5.8%
Government Agency Debt	3.4%
†	% of Investments, at value as of 12/31/14

Average Annual Total Return for the period ended December 31, 2014
	7-Day Yield	30-Day Yield	1 Year	5 Years	10 Years	Class Inception (09/30/1999)
PIMCO Money Market Portfolio Administrative Class	0.00%	0.00%	0.01%	0.05%	1.47%	1.88%
Citi 3-Month Treasury Bill Index±	—	—	0.03%	0.07%	1.46%	1.96%
Lipper Money Market Fund Index±±	—	—	0.01%	0.02%	1.45%	1.84%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.33% for Administrative Class shares.

Money market funds are not insured or guaranteed by Federal Deposit Insurance Corporation (FDIC) or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

± Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

±± Lipper Money Market Fund Index is an average of the 30 largest equal weighted Money Market Funds as compiled by Lipper, Inc. It does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,000.00	$1,024.84
Expenses Paid During Period†	$0.51	$0.51
Net Annualized Expense Ratio††	0.10%	0.10%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 6 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Money Market Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing at least 97% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 3% of its total assets in money market securities that are in the second-highest rating category for short-term obligations that have a remaining maturity of 45 days or less. The Portfolio may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase.

»	The Portfolio focused its investments in high quality, short maturity assets and ended the reporting period with a high average quality.

»	The Portfolio’s weighted average maturity decreased over the reporting period in order to reduce sensitivity to shifts in interest rates.

»	The Portfolio increased its exposure to Agency securities as they provided incremental yield above short-dated U.S. Treasuries during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Money Market Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013		12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year	$1.00	$1.00		$1.00	$1.00	$1.00
Net investment income (a)	0.00 ^	0.00	^	0.00 ^	0.00 ^	0.00 ^
Net increase from investment operations	0.00 ^	0.00	^	0.00 ^	0.00 ^	0.00 ^
Dividends from net investment income	(0.00)^	(0.00	)^	(0.00)^	(0.00)^	(0.00)^
Total distributions	(0.00)^	(0.00	)^	(0.00)^	(0.00)^	(0.00)^
Net asset value end of year	$1.00	$1.00		$1.00	$1.00	$1.00
Total return	0.01%	0.06%		0.06%	0.06%	0.05%
Net assets end of year (000s)	$19,229	$26,566		$28,913	$39,286	$47,775
Ratio of expenses to average net assets	0.08%	0.13	%(b)	0.17%	0.11%	0.22%
Ratio of expenses to average net assets excluding waivers	0.32%	0.41	%(b)	0.47%	0.47%	0.47%
Ratio of expenses to average net assets excluding interest expense	0.08%	0.12	%(b)	0.17%	0.11%	0.22%
Ratio of expenses to average net assets excluding interest expense and waivers	0.32%	0.40	%(b)	0.47%	0.47%	0.47%
Ratio of net investment income to average net assets	0.01%	0.0	%(b)	0.03%	0.04%	0.04%

^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective July 1, 2013, the Class’s distribution and/or service/12b-1 fees were decreased by 0.15% to 0.00%.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Money Market Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$35,602
Cash	1
Receivable for Portfolio shares sold	1
Interest receivable	3
35,607

Liabilities:
Payable for Portfolio shares redeemed	$9
Accrued investment advisory fees	3
Accrued supervisory and administrative fees	1
13

Net Assets	$35,594

Net Assets Consist of:
Paid in capital	$35,590
Accumulated undistributed net realized gain	4
$35,594

Net Assets:
Institutional Class	$16,365
Administrative Class	19,229

Shares Issued and Outstanding:
Institutional Class	$16,362
Administrative Class	19,226

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments in Securities	$35,602

* Includes repurchase agreements of:	$29,758

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$38
Total Income	38

Expenses:
Investment advisory fees	49
Supervisory and administrative fees	81
Miscellaneous expense	2
Total Expenses	132
Waiver and/or Reimbursement by PIMCO	(97)
Net Expenses	35

Net Investment Income	3

Net Realized Gain:
Investments in securities	4
Net Gain	4

Net Increase in Net Assets Resulting from Operations	$7

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Money Market Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

(Decrease) in Net Assets from:

Operations:
Net investment income	$3	$1
Net realized gain	4	6
Net increase in net assets resulting from operations	7	7

Distributions to Shareholders:
From net investment income
Institutional Class	(1)	(11)
Administrative Class	(2)	(17)
From net realized capital gains
Institutional Class	(0)	0
Administrative Class	(0)	0

Total Distributions	(3)	(28)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(8,065)	(6,786)

Total (Decrease) in Net Assets	(8,061)	(6,807)

Net Assets:
Beginning of year	43,655	50,462
End of year*	$35,594	$43,655

* Including undistributed (overdistributed) net investment income of:	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 9 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Money Market Portfolio

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.0%

SHORT-TERM INSTRUMENTS 100.0%

GOVERNMENT AGENCY DEBT 3.3%
Freddie Mac
0.055% due 03/11/2015	$1,200	$1,200

GOVERNMENT AGENCY REPURCHASE AGREEMENTS (a) 5.8%
		2,058

SHORT-TERM NOTES 13.0%
Federal Home Loan Bank
0.190% due 09/29/2015	1,615	1,614
0.200% due 09/10/2015	3,030	3,030

		4,644

MARKET VALUE (000S)
TREASURY REPURCHASE AGREEMENTS (a) 77.9%
$27,700

Total Short-Term Instruments (Cost $35,602)	35,602

Total Investments in Securities (Cost $35,602)	35,602

Total Investments 100.0% (Cost $35,602)	$35,602

Other Assets and Liabilities, net 0.0%	(8)

Net Assets 100.0%	$35,594

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
Government Agency Repurchase Agreements
GSC	0.170%	12/31/2014	01/02/2015	$1,700	Freddie Mac 4.000% due 03/01/2043	$(1,757)	$1,700	$1,700
SSB	0.000%	12/31/2014	01/02/2015	358	Fannie Mae 2.260% due 10/17/2022	(365)	358	358

Treasury Repurchase Agreements
BOM	0.090%	12/31/2014	01/02/2015	3,500	U.S. Treasury Notes 3.625% due 08/15/2019	(3,573)	3,500	3,500
BOS	0.150%	12/31/2014	01/02/2015	3,500	U.S. Treasury Bonds 3.625% due 02/15/2044	(3,621)	3,500	3,500
BCY	0.150%	12/31/2014	01/02/2015	3,500	U.S. Treasury Notes 2.250% due 03/31/2021	(3,571)	3,500	3,500
BPG	0.120%	12/31/2014	01/02/2015	3,500	U.S. Treasury Notes 2.250% due 03/31/2021	(3,572)	3,500	3,500
FOB	0.150%	12/31/2014	01/02/2015	1,700	U.S. Treasury Notes 2.375% due 02/28/2015	(1,736)	1,700	1,700
IND	0.140%	12/31/2014	01/02/2015	1,700	U.S. Treasury Notes 2.250% due 01/31/2015	(1,734)	1,700	1,700
JPS	0.140%	12/31/2014	01/02/2015	1,700	U.S. Treasury Notes 1.875% due 06/30/2015	(1,739)	1,700	1,700
MSC	0.150%	12/31/2014	01/02/2015	1,700	U.S. Treasury Bonds 3.750% due 11/15/2043	(1,737)	1,700	1,700
RDR	0.100%	12/31/2014	01/02/2015	3,500	U.S. Treasury Notes 1.375% due 05/31/2020	(3,576)	3,500	3,500
SGY	0.090%	12/31/2014	01/02/2015	1,700	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2018	(1,731)	1,700	1,700
TDM	0.150%	12/31/2014	01/02/2015	1,700	U.S. Treasury Notes 1.625% due 03/31/2019	(1,745)	1,700	1,700

Total Repurchase Agreements						$(30,457)	$29,758	$29,758

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BCY	$3,500	$0	$0	$0	$3,500	$(3,571)	$(71)
BOM	3,500	0	0	0	3,500	(3,573)	(73)
BOS	3,500	0	0	0	3,500	(3,621)	(121)
BPG	3,500	0	0	0	3,500	(3,572)	(72)
FOB	1,700	0	0	0	1,700	(1,736)	(36)
GSC	1,700	0	0	0	1,700	(1,757)	(57)
IND	1,700	0	0	0	1,700	(1,734)	(34)
JPS	1,700	0	0	0	1,700	(1,739)	(39)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Money Market Portfolio (Cont.)

December 31, 2014

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
MSC	$1,700	$0	$0	$0	$1,700	$(1,737)	$(37)
RDR	3,500	0	0	0	3,500	(3,576)	(76)
SGY	1,700	0	0	0	1,700	(1,731)	(31)
SSB	358	0	0	0	358	(365)	(7)
TDM	1,700	0	0	0	1,700	(1,745)	(45)

Total Borrowings and Other Financing Transactions	$29,758	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 5, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Short-Term Instruments
Government Agency Debt	$0	$1,200	$0	$1,200
Government Agency Repurchase Agreements	0	2,058	0	2,058
Short-Term Notes	0	4,644	0	4,644
Treasury Repurchase Agreements	0	27,700	0	27,700

Total Investments	$0	$35,602	$0	$35,602

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as

ANNUAL REPORT	DECEMBER 31, 2014	13

Notes to Financial Statements (Cont.)

secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

The Portfolio’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. These investments are categorized as Level 2 of the fair value hierarchy

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in fixed income securities expose the Portfolio to various risks such as but not limited to, interest rate, issuer and foreign (non-U.S.) investments risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of

ANNUAL REPORT	DECEMBER 31, 2014	15

Notes to Financial Statements (Cont.)

settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. Pacific Investment Management Company LLC (“PIMCO”), as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged, or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.12%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

To maintain certain net yields for the Portfolio, PIMCO and the Trust’s Distributor have entered into a fee and expense limitation agreement with the Portfolio (the “Agreement”) pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Portfolio’s Supervisory and Administrative Fee, any service fees applicable to a class of the Portfolio, or to the extent necessary, the Portfolio’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the Portfolio any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed 0.0049% of the class of the Portfolio’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Portfolio to maintain a negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Portfolio will not reimburse PIMCO or its affiliates for any portion of the service fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Portfolio will maintain a positive net yield. As of December 31, 2014, the recoverable amount to PIMCO was $1,290,056.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,055	$2,055	2,625	$2,625
Administrative Class	5,001	5,001	6,516	6,516
Issued as reinvestment of distributions
Institutional Class	1	1	11	11
Administrative Class	2	2	17	17
Cost of shares redeemed
Institutional Class	(2,782)	(2,782)	(7,087)	(7,087)
Administrative Class	(12,342)	(12,342)	(8,868)	(8,868)
Net (decrease) resulting from Portfolio share transactions	(8,065)	$(8,065)	(6,786)	$(6,786)

ANNUAL REPORT	DECEMBER 31, 2014	17

Notes to Financial Statements (Cont.)

December 31, 2014

As of December 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 77% of the Portfolio.

10. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

11. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$4	$—	$—	$—	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$35,602	$—	$—	$—

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$3	$—	$—
12/31/2013	$28	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

18	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Money Market Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

ANNUAL REPORT	DECEMBER 31, 2014	19

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GSC	Goldman Sachs & Co.	RDR	RBC Dain Rausher, Inc.
BOM	Bank of Montreal	IND	Crédit Agricole Corporate and Investment Bank S.A.	SGY	Societe Generale, New York
BOS	Banc of America Securities LLC	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
BPG	BNP Paribas Securities Corp.	MSC	Morgan Stanley & Co., Inc.	TDM	TD Securities (USA) LLC
FOB	Credit Suisse Securities (USA) LLC

Currency Abbreviations:
USD (or $)	United States Dollar

20	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2014	21

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

22	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2014	23

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

24	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

ANNUAL REPORT	DECEMBER 31, 2014	25

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

26	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

ANNUAL REPORT	DECEMBER 31, 2014	27

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

28	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT53AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Money Market Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Money Market Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, market risk, issuer risk, foreign (non-U.S.) investment risk, and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

4	PIMCO VARIABLE INSURANCE TRUST

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Money Market Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

Treasury Repurchase Agreements	77.8%
Short-Term Notes	13.0%
Government Agency Repurchase Agreements	5.8%
Government Agency Debt	3.4%
†	% of Investments, at value as of 12/31/14

Average Annual Total Return for the period ended December 31, 2014
	7-Day Yield	30-Day Yield	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Money Market Portfolio Institutional Class	0.00%	0.00%	0.01%	0.05%	1.53%	1.86%
Citi 3-Month Treasury Bill Index±	—	—	0.03%	0.07%	1.46%	1.85%	*
Lipper Money Market Fund Index±±	—	—	0.01%	0.02%	1.45%	1.73%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.33% for Institutional Class shares.

Money market funds are not insured or guaranteed by Federal Deposit Insurance Corporation (FDIC) or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

± Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

±± Lipper Money Market Fund Index is an average of the 30 largest equal weighted Money Market Funds as compiled by Lipper, Inc. It does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,000.00	$1,024.84
Expenses Paid During Period†	$0.51	$0.51
Net Annualized Expense Ratio††	0.10%	0.10%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 6 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Money Market Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing at least 97% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 3% of its total assets in money market securities that are in the second-highest rating category for short-term obligations that have a remaining maturity of 45 days or less. The Portfolio may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase.

»	The Portfolio focused its investments in high quality, short maturity assets and ended the reporting period with a high average quality.

»	The Portfolio’s weighted average maturity decreased over the reporting period in order to reduce sensitivity to shifts in interest rates.

»	The Portfolio increased its exposure to Agency securities as they provided incremental yield above short-dated U.S. Treasuries during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Money Market Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Institutional Class
Net asset value beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (a)	0.00 ^	0.00 ^	0.00 ^	0.00 ^	0.00 ^
Net increase from investment operations	0.00 ^	0.00 ^	0.00 ^	0.00 ^	0.00 ^
Dividends from net investment income	(0.00)^	(0.00)^	(0.00)^	(0.00)^	(0.00)^
Total distributions	(0.00)^	(0.00)^	(0.00)^	(0.00)^	(0.00)^
Net asset value end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.06%	0.06%	0.06%	0.05%
Net assets end of year (000s)	$16,365	$17,089	$21,549	$203,934	$211,196
Ratio of expenses to average net assets	0.08%	0.13%	0.17%	0.11%	0.22%
Ratio of expenses to average net assets excluding waivers	0.32%	0.33%	0.32%	0.32%	0.32%
Ratio of expenses to average net assets excluding interest expense	0.08%	0.12%	0.17%	0.11%	0.22%
Ratio of expenses to average net assets excluding interest expense and waivers	0.32%	0.32%	0.32%	0.32%	0.32%
Ratio of net investment income to average net assets	0.01%	0.00%	0.04%	0.04%	0.04%

^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Money Market Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$35,602
Cash	1
Receivable for Portfolio shares sold	1
Interest receivable	3
35,607

Liabilities:
Payable for Portfolio shares redeemed	$9
Accrued investment advisory fees	3
Accrued supervisory and administrative fees	1
13

Net Assets	$35,594

Net Assets Consist of:
Paid in capital	$35,590
Accumulated undistributed net realized gain	4
$35,594

Net Assets:
Institutional Class	$16,365
Administrative Class	19,229

Shares Issued and Outstanding:
Institutional Class	$16,362
Administrative Class	19,226

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments in Securities	$35,602

* Includes repurchase agreements of:	$29,758

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$38
Total Income	38

Expenses:
Investment advisory fees	49
Supervisory and administrative fees	81
Miscellaneous expense	2
Total Expenses	132
Waiver and/or Reimbursement by PIMCO	(97)
Net Expenses	35

Net Investment Income	3

Net Realized Gain:
Investments in securities	4
Net Gain	4

Net Increase in Net Assets Resulting from Operations	$7

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Money Market Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

(Decrease) in Net Assets from:

Operations:
Net investment income	$3	$1
Net realized gain	4	6
Net increase in net assets resulting from operations	7	7

Distributions to Shareholders:
From net investment income
Institutional Class	(1)	(11)
Administrative Class	(2)	(17)
From net realized capital gains
Institutional Class	(0)	0
Administrative Class	(0)	0

Total Distributions	(3)	(28)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(8,065)	(6,786)

Total (Decrease) in Net Assets	(8,061)	(6,807)

Net Assets:
Beginning of year	43,655	50,462
End of year*	$35,594	$43,655

* Including undistributed (overdistributed) net investment income of:	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 9 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Money Market Portfolio

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.0%

SHORT-TERM INSTRUMENTS 100.0%

GOVERNMENT AGENCY DEBT 3.3%
Freddie Mac
0.055% due 03/11/2015	$1,200	$1,200

GOVERNMENT AGENCY REPURCHASE AGREEMENTS (a) 5.8%
		2,058

SHORT-TERM NOTES 13.0%
Federal Home Loan Bank
0.190% due 09/29/2015	1,615	1,614
0.200% due 09/10/2015	3,030	3,030

		4,644

MARKET VALUE (000S)
TREASURY REPURCHASE AGREEMENTS (a) 77.9%
$27,700

Total Short-Term Instruments (Cost $35,602)	35,602

Total Investments in Securities (Cost $35,602)	35,602

Total Investments 100.0% (Cost $35,602)	$35,602

Other Assets and Liabilities, net 0.0%	(8)

Net Assets 100.0%	$35,594

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
Government Agency Repurchase Agreements
GSC	0.170%	12/31/2014	01/02/2015	$1,700	Freddie Mac 4.000% due 03/01/2043	$(1,757)	$1,700	$1,700
SSB	0.000%	12/31/2014	01/02/2015	358	Fannie Mae 2.260% due 10/17/2022	(365)	358	358

Treasury Repurchase Agreements
BOM	0.090%	12/31/2014	01/02/2015	3,500	U.S. Treasury Notes 3.625% due 08/15/2019	(3,573)	3,500	3,500
BOS	0.150%	12/31/2014	01/02/2015	3,500	U.S. Treasury Bonds 3.625% due 02/15/2044	(3,621)	3,500	3,500
BCY	0.150%	12/31/2014	01/02/2015	3,500	U.S. Treasury Notes 2.250% due 03/31/2021	(3,571)	3,500	3,500
BPG	0.120%	12/31/2014	01/02/2015	3,500	U.S. Treasury Notes 2.250% due 03/31/2021	(3,572)	3,500	3,500
FOB	0.150%	12/31/2014	01/02/2015	1,700	U.S. Treasury Notes 2.375% due 02/28/2015	(1,736)	1,700	1,700
IND	0.140%	12/31/2014	01/02/2015	1,700	U.S. Treasury Notes 2.250% due 01/31/2015	(1,734)	1,700	1,700
JPS	0.140%	12/31/2014	01/02/2015	1,700	U.S. Treasury Notes 1.875% due 06/30/2015	(1,739)	1,700	1,700
MSC	0.150%	12/31/2014	01/02/2015	1,700	U.S. Treasury Bonds 3.750% due 11/15/2043	(1,737)	1,700	1,700
RDR	0.100%	12/31/2014	01/02/2015	3,500	U.S. Treasury Notes 1.375% due 05/31/2020	(3,576)	3,500	3,500
SGY	0.090%	12/31/2014	01/02/2015	1,700	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2018	(1,731)	1,700	1,700
TDM	0.150%	12/31/2014	01/02/2015	1,700	U.S. Treasury Notes 1.625% due 03/31/2019	(1,745)	1,700	1,700

Total Repurchase Agreements						$(30,457)	$29,758	$29,758

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BCY	$3,500	$0	$0	$0	$3,500	$(3,571)	$(71)
BOM	3,500	0	0	0	3,500	(3,573)	(73)
BOS	3,500	0	0	0	3,500	(3,621)	(121)
BPG	3,500	0	0	0	3,500	(3,572)	(72)
FOB	1,700	0	0	0	1,700	(1,736)	(36)
GSC	1,700	0	0	0	1,700	(1,757)	(57)
IND	1,700	0	0	0	1,700	(1,734)	(34)
JPS	1,700	0	0	0	1,700	(1,739)	(39)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Money Market Portfolio (Cont.)

December 31, 2014

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
MSC	$1,700	$0	$0	$0	$1,700	$(1,737)	$(37)
RDR	3,500	0	0	0	3,500	(3,576)	(76)
SGY	1,700	0	0	0	1,700	(1,731)	(31)
SSB	358	0	0	0	358	(365)	(7)
TDM	1,700	0	0	0	1,700	(1,745)	(45)

Total Borrowings and Other Financing Transactions	$29,758	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 5, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Short-Term Instruments
Government Agency Debt	$0	$1,200	$0	$1,200
Government Agency Repurchase Agreements	0	2,058	0	2,058
Short-Term Notes	0	4,644	0	4,644
Treasury Repurchase Agreements	0	27,700	0	27,700

Total Investments	$0	$35,602	$0	$35,602

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as

ANNUAL REPORT	DECEMBER 31, 2014	13

Notes to Financial Statements (Cont.)

secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

The Portfolio’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. These investments are categorized as Level 2 of the fair value hierarchy

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in fixed income securities expose the Portfolio to various risks such as but not limited to, interest rate, issuer and foreign (non-U.S.) investments risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of

ANNUAL REPORT	DECEMBER 31, 2014	15

Notes to Financial Statements (Cont.)

settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. Pacific Investment Management Company LLC (“PIMCO”), as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged, or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.12%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

To maintain certain net yields for the Portfolio, PIMCO and the Trust’s Distributor have entered into a fee and expense limitation agreement with the Portfolio (the “Agreement”) pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Portfolio’s Supervisory and Administrative Fee, any service fees applicable to a class of the Portfolio, or to the extent necessary, the Portfolio’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the Portfolio any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed 0.0049% of the class of the Portfolio’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Portfolio to maintain a negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Portfolio will not reimburse PIMCO or its affiliates for any portion of the service fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Portfolio will maintain a positive net yield. As of December 31, 2014, the recoverable amount to PIMCO was $1,290,056.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,055	$2,055	2,625	$2,625
Administrative Class	5,001	5,001	6,516	6,516
Issued as reinvestment of distributions
Institutional Class	1	1	11	11
Administrative Class	2	2	17	17
Cost of shares redeemed
Institutional Class	(2,782)	(2,782)	(7,087)	(7,087)
Administrative Class	(12,342)	(12,342)	(8,868)	(8,868)
Net (decrease) resulting from Portfolio share transactions	(8,065)	$(8,065)	(6,786)	$(6,786)

ANNUAL REPORT	DECEMBER 31, 2014	17

Notes to Financial Statements (Cont.)

December 31, 2014

As of December 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 77% of the Portfolio.

10. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

11. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$4	$—	$—	$—	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$35,602	$—	$—	$—

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$3	$—	$—
12/31/2013	$28	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

18	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Money Market Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

ANNUAL REPORT	DECEMBER 31, 2014	19

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GSC	Goldman Sachs & Co.	RDR	RBC Dain Rausher, Inc.
BOM	Bank of Montreal	IND	Crédit Agricole Corporate and Investment Bank S.A.	SGY	Societe Generale, New York
BOS	Banc of America Securities LLC	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
BPG	BNP Paribas Securities Corp.	MSC	Morgan Stanley & Co., Inc.	TDM	TD Securities (USA) LLC
FOB	Credit Suisse Securities (USA) LLC

Currency Abbreviations:
USD (or $)	United States Dollar

20	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2014	21

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

22	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2014	23

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

24	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

ANNUAL REPORT	DECEMBER 31, 2014	25

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

26	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

ANNUAL REPORT	DECEMBER 31, 2014	27

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

28	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT55AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Real Return Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	64.4%
Short-Term Instruments‡	14.6%
Sovereign Issues	9.9%
Corporate Bonds & Notes	5.6%
U.S. Government Agencies	2.1%
Other	3.4%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	10 Years	Class Inception (09/30/1999)
PIMCO Real Return Portfolio Administrative Class	3.09%	4.20%	4.40%	6.69%
Barclays U.S. TIPS Index±	3.64%	4.11%	4.37%	6.37%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.70% for Administrative Class shares.

± Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$967.90	$1,021.79
Expenses Paid During Period†	$3.49	$3.59
Net Annualized Expense Ratio	0.70%	0.70%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited absolute performance as U.S. TIPS generally posted positive returns over the reporting period.

»	Exposure to Australian real duration (or sensitivity to changes in real interest rates) benefited relative performance as Australian real yields declined over the reporting period.

»	Exposure to Italian real duration benefited relative performance as Italian real yields declined over the reporting period.

»	Short exposure to the euro and Japanese yen during most of the reporting period benefited performance as both currencies depreciated relative to the U.S. dollar over this period.

»	Short exposure to longer-maturity nominal U.S. interest rates detracted from relative performance as U.S. nominal yields declined over the reporting period.

»	Short exposure to longer-maturity nominal European interest rates detracted from relative performance as interest rates declined in this region over the reporting period.

»	An underweight to longer-maturity U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from relative performance as long-term real rates declined over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Real Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year	$12.60	$14.25	$13.95	$13.14	$12.44
Net investment income (a)	0.28	0.08	0.21	0.28	0.20
Net realized/unrealized gain (loss)	0.11	(1.40)	1.02	1.24	0.81
Net increase (decrease) from investment operations	0.39	(1.32)	1.23	1.52	1.01
Dividends from net investment income	(0.18)	(0.23)	(0.16)	(0.29)	(0.19)
Distributions from net realized capital gains	0.00	(0.10)	(0.77)	(0.42)	(0.12)
Total distributions	(0.18)	(0.33)	(0.93)	(0.71)	(0.31)
Net asset value end of year	$12.81	$12.60	$14.25	$13.95	$13.14
Total return	3.09%	(9.22)%	8.75%	11.66%	8.10%
Net assets end of year (000s)	$2,393,913	$2,754,082	$3,626,656	$2,976,467	$2,293,424
Ratio of expenses to average net assets	0.70%	0.70%	0.70%	0.65%	0.66%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	2.19%	0.61%	1.47%	2.02%	1.54%
Portfolio turnover rate	96%	34%	46%	381%	489%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$4,638,440
Investments in Affiliates	155,211
Financial Derivative Instruments
Exchange-traded or centrally cleared	399
Over the counter	42,332
Deposits with counterparty	2,548
Foreign currency, at value	3,835
Receivable for investments sold	613,090
Receivable for Portfolio shares sold	10,545
Interest receivable	22,182
Dividends receivable from Affiliates	38
5,488,620

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$1,884,775
Payable for short sales	164,407
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,073
Over the counter	44,911
Payable for investments purchased	177,667
Payable for investments in Affiliates purchased	155,038
Deposits from counterparty	18,244
Payable for Portfolio shares redeemed	3,217
Accrued investment advisory fees	671
Accrued supervisory and administrative fees	670
Accrued distribution fees	106
Accrued servicing fees	317
Other liabilities	463
2,451,559

Net Assets	$3,037,061

Net Assets Consist of:
Paid in capital	$3,145,921
Undistributed net investment income	93,003
Accumulated undistributed net realized (loss)	(37,048)
Net unrealized (depreciation)	(164,815)
$3,037,061

Net Assets:
Institutional Class	$161,389
Administrative Class	2,393,913
Advisor Class	481,759

Shares Issued and Outstanding:
Institutional Class	12,595
Administrative Class	186,822
Advisor Class	37,596

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.81
Administrative Class	12.81
Advisor Class	12.81

Cost of Investments in Securities	$4,774,104
Cost of Investments in Affiliates	$155,212
Cost of Foreign Currency Held	$3,844
Proceeds Received on Short Sales	$163,892
Cost or Premiums of Financial Derivative Instruments, net	$(5,210)

* Includes repurchase agreements of:	$288,460

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest, net of foreign taxes*	$93,378
Dividends from Investments in Affiliates	352
Total Income	93,730

Expenses:
Investment advisory fees	8,144
Supervisory and administrative fees	8,145
Servicing fees - Administrative Class	3,925
Distribution and/or servicing fees - Advisor Class	1,220
Trustee fees	40
Interest expense	1,531
Total Expenses	23,005

Net Investment Income	70,725

Net Realized Gain (Loss):
Investments in securities	1,001
Investments in Affiliates	(284)
Exchange-traded or centrally cleared financial derivative instruments	(11,074)
Over the counter financial derivative instruments	60,538
Foreign currency	(1,766)
Net Realized Gain	48,415

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	20,942
Investments in Affiliates	231
Exchange-traded or centrally cleared financial derivative instruments	(38,376)
Over the counter financial derivative instruments	6,917
Foreign currency assets and liabilities	(749)
Net Change in Unrealized (Depreciation)	(11,035)
Net Gain	37,380

Net Increase in Net Assets Resulting from Operations	$108,105

* Foreign tax withholdings	$12

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

(Decrease) in Net Assets from:

Operations:
Net investment income	$70,725	$23,083
Net realized gain (loss)	48,415	(18,406)
Net change in unrealized (depreciation)	(11,035)	(378,198)
Net increase (decrease) in net assets resulting from operations	108,105	(373,521)

Distributions to Shareholders:
From net investment income
Institutional Class	(2,356)	(2,704)
Administrative Class	(37,161)	(50,366)
Advisor Class	(6,407)	(7,941)
From net realized capital gains
Institutional Class	0	(1,049)
Administrative Class	0	(22,319)
Advisor Class	0	(3,733)

Total Distributions	(45,924)	(88,112)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(378,911)	(382,531)

Total (Decrease) in Net Assets	(316,730)	(844,164)

Net Assets:
Beginning of year	3,353,791	4,197,955
End of year*	$3,037,061	$3,353,791

*Including undistributed net investment income of:	$93,003	$20,201

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Cash flows provided by operating activities:

Net increase in net assets resulting from operations	$108,105

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(4,364,778)
Proceeds from sales of long-term securities	3,956,925
Proceeds from sales of short-term portfolio investments, net	1,379,245
Decrease in deposits with counterparty	1,106
(Increase) in receivable for investments sold	(613,090)
(Increase) in interest and dividends receivable	(4,530)
(Increase) in exchange-traded or centrally cleared derivatives	(46,930)
Decrease in over the counter derivatives	63,926
Increase in payable for investments purchased	322,897
Increase in deposits from counterparty	11,344
(Decrease) in accrued investment advisory fees	(41)
(Decrease) in accrued supervisory and administrative fees	(42)
Increase in accrued distribution fee	7
(Decrease) in accrued servicing fee	(35)
Proceeds from short sales transactions, net	163,892
Payments on currency transactions	(2,515)
(Decrease) in reimbursement to PIMCO	(47)
Increase in other liabilities	37
Net Realized (Gain) Loss
Investments in securities	(1,001)
Investments in Affiliates	284
Exchange-traded or centrally cleared financial derivative instruments	11,074
Over the counter financial derivative instruments	(60,538)
Foreign currency	1,766
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(20,942)
Investments in Affiliates	(231)
Exchange-traded or centrally cleared financial derivative instruments	38,376
Over the counter financial derivative instruments	(6,917)
Foreign currency assets and liabilities	749
Net amortization (accretion) on investments	13,678
Net cash provided by operating activities	951,774

Cash flows (used for) financing activities:
Proceeds from shares sold	395,489
Payments on shares redeemed	(804,448)
Cash dividend paid*	0
Proceeds from reverse repurchase agreements	251,247
Payments on reverse repurchase agreements	(251,247)
Proceeds from sale-buyback transactions	16,032,451
Payments on sale-buyback transactions	(16,574,052)
Net cash (used for) financing activities	(950,560)

Net Increase in Cash and Foreign Currency	1,214

Cash and Foreign Currency:
Beginning of year	2,621
End of year	$3,835

* Reinvestment of dividends	$45,924

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$1,107

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Real Return Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 152.7%

CORPORATE BONDS & NOTES 8.9%

BANKING & FINANCE 6.8%
Ally Financial, Inc.
2.750% due 01/30/2017		$1,800	$1,799
4.625% due 06/26/2015		1,900	1,917
5.500% due 02/15/2017		2,500	2,631
8.300% due 02/12/2015		100	101
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2016	EUR	1,000	1,294
Banco Popolare SC
3.500% due 03/14/2019		800	1,010
Banco Santander Chile
1.831% due 01/19/2016		$8,200	8,241
Bankia S.A.
0.285% due 01/25/2016	EUR	1,300	1,564
3.500% due 12/14/2015		8,600	10,726
3.500% due 01/17/2019		3,200	4,181
Barclays Bank PLC
2.010% due 12/21/2020	MXN	12,500	874
BBVA Bancomer S.A.
6.500% due 03/10/2021		$600	653
Bear Stearns Cos. LLC
7.250% due 02/01/2018		9,100	10,495
BNP Paribas S.A.
0.542% due 11/07/2015		23,600	23,569
BPCE S.A.
0.802% due 11/18/2016		13,700	13,716
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	2,700	3,349
2.875% due 05/19/2016		7,100	8,783
Citigroup, Inc.
0.752% due 05/01/2017		$32,900	32,835
Credit Agricole S.A.
7.875% due 01/23/2024 (c)		5,200	5,306
Credit Suisse Group AG
7.500% due 12/11/2023 (c)		3,600	3,753
Depfa ACS Bank
3.875% due 11/14/2016	EUR	700	904
Eksportfinans ASA
2.375% due 05/25/2016		$4,700	4,723
GMAC International Finance BV
7.500% due 04/21/2015	EUR	300	369
Intesa Sanpaolo SpA
3.125% due 01/15/2016		$3,600	3,658
JPMorgan Chase & Co.
0.784% due 04/25/2018		10,000	9,985
LBG Capital PLC
15.000% due 12/21/2019	GBP	2,130	4,571
15.000% due 12/21/2019	EUR	70	126
Lehman Brothers Holdings, Inc.
1.000% due 09/27/2027 ^		$100	15
Lloyds Banking Group PLC
7.625% due 06/27/2023 (c)	GBP	1,800	2,810
Navient Corp.
6.250% due 01/25/2016		$2,500	2,606
Rabobank Group
0.563% due 04/28/2017		32,900	32,896
4.000% due 09/10/2015	GBP	2,900	4,616
State Bank of India
2.381% due 01/21/2016		$400	399
Turkiye Garanti Bankasi A/S
2.731% due 04/20/2016		1,500	1,504

			205,979

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 0.4%
California Resources Corp.
5.500% due 09/15/2021		$8,000	$6,880
Chesapeake Energy Corp.
3.481% due 04/15/2019		1,000	983
DISH DBS Corp.
7.125% due 02/01/2016		200	211
7.750% due 05/31/2015		600	617
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	3,900	3,874

			12,565

UTILITIES 1.7%
BellSouth Corp.
4.182% due 04/26/2021		$31,900	32,217
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	1,700	2,818
Dynegy Finance, Inc.
6.750% due 11/01/2019		$8,000	8,150
Electricite de France S.A.
0.691% due 01/20/2017		5,900	5,922
1.150% due 01/20/2017		1,800	1,800
RWE AG
7.000% due 03/20/2019 (c)	GBP	100	167

			51,074

Total Corporate Bonds & Notes (Cost $277,208)			269,618

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		$690	594

Total Municipal Bonds & Notes (Cost $659)			594

U.S. GOVERNMENT AGENCIES 3.3%
Fannie Mae
0.215% due 12/25/2036		78	77
0.320% due 08/25/2034		111	111
0.520% due 07/25/2037 - 05/25/2042		132	132
0.610% due 05/25/2036		94	95
0.850% due 02/25/2041		3,444	3,488
1.315% due 07/01/2044 - 09/01/2044		61	62
2.192% due 05/25/2035		656	676
2.320% due 11/01/2024		10	10
3.500% due 01/01/2045		59,000	61,478
5.282% due 10/01/2035		309	330
Freddie Mac
0.311% due 10/15/2020		618	619
0.391% due 02/15/2019		69	69
0.430% due 08/25/2031		64	63
0.611% due 08/15/2033		2,803	2,816
1.315% due 10/25/2044 - 02/25/2045		5,055	5,122
2.371% due 01/01/2034		118	126
5.502% due 12/01/2035		200	212
Freddie Mac Strips
0.611% due 09/15/2042		11,302	11,410
Ginnie Mae
0.465% due 03/20/2037		3,759	3,769
NCUA Guaranteed Notes
0.607% due 10/07/2020		3,035	3,054

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.717% due 12/08/2020		$4,722	$4,770
Small Business Administration
5.902% due 02/10/2018		268	288
6.020% due 08/01/2028		1,350	1,544

Total U.S. Government Agencies (Cost $99,589)			100,321

U.S. TREASURY OBLIGATIONS 101.7%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (e)		149,351	148,931
0.125% due 04/15/2019 (e)(g)		104,379	103,371
0.125% due 01/15/2022 (e)		200,804	195,783
0.125% due 07/15/2022 (e)(i)		387,583	378,454
0.125% due 01/15/2023 (e)		117,266	113,657
0.125% due 07/15/2024 (e)		30,472	29,413
0.375% due 07/15/2023 (e)(g)(i)		134,195	132,969
0.500% due 04/15/2015 (g)(i)		39,552	39,045
0.625% due 07/15/2021 (e)		280,426	284,567
0.625% due 02/15/2043 (e)		11,598	10,961
0.750% due 02/15/2042 (i)		2,207	2,155
1.125% due 01/15/2021 (g)(i)		75,001	78,086
1.250% due 07/15/2020 (e)(g)(i)		189,768	199,538
1.375% due 01/15/2020 (e)(g)(i)		132,764	139,547
1.375% due 02/15/2044		87,716	99,739
1.625% due 01/15/2018		19,267	20,181
1.750% due 01/15/2028 (e)		104,041	118,103
1.875% due 07/15/2015		42,723	42,867
1.875% due 07/15/2019 (g)		10,453	11,235
2.000% due 01/15/2016		48,509	49,242
2.000% due 01/15/2026 (e)		128,736	147,860
2.125% due 02/15/2040		32,187	41,898
2.125% due 02/15/2041 (i)		1,084	1,422
2.375% due 01/15/2025 (e)		159,185	187,316
2.375% due 01/15/2027 (e)		139,478	167,347
2.500% due 01/15/2029		46,005	57,278
2.625% due 07/15/2017 (g)(i)		5,499	5,899
3.625% due 04/15/2028		46,532	64,164
3.875% due 04/15/2029 (e)(i)		151,205	217,062

Total U.S. Treasury Obligations (Cost $3,177,989)			3,088,090

MORTGAGE-BACKED SECURITIES 3.2%
American Home Mortgage Investment Trust
1.832% due 09/25/2045		410	397
Arran Residential Mortgages Funding PLC
1.530% due 11/19/2047	EUR	13,713	16,715
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051		$420	449
Banc of America Funding Trust
2.640% due 02/20/2036		978	973
2.799% due 01/20/2047 ^		460	369
Banc of America Mortgage Trust
2.315% due 11/25/2034		80	77
2.680% due 06/25/2035		181	174
2.730% due 02/25/2036 ^		689	592
6.500% due 09/25/2033		25	26
Banc of America Re-REMIC Trust
5.588% due 06/24/2050		1,503	1,570
5.649% due 02/17/2051		919	967
BCAP LLC Trust
5.041% due 03/26/2037		1,951	1,927
Bear Stearns Adjustable Rate Mortgage Trust
2.190% due 08/25/2035		352	357
2.290% due 08/25/2035		273	275
2.430% due 10/25/2035		1,382	1,366
2.509% due 01/25/2035		628	610

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.515% due 03/25/2035		$121	$122
2.580% due 03/25/2035		487	493
2.656% due 03/25/2035		592	579
Bear Stearns ALT-A Trust
2.612% due 09/25/2035		2,633	2,264
2.655% due 03/25/2036 ^		748	552
Chase Mortgage Finance Trust
2.474% due 02/25/2037		78	77
ChaseFlex Trust
6.000% due 02/25/2037 ^		629	554
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.450% due 01/25/2035		19	17
Citigroup Mortgage Loan Trust, Inc.
1.930% due 09/25/2035		43	42
2.230% due 09/25/2035		204	204
2.280% due 09/25/2035		215	216
2.540% due 05/25/2035		60	60
2.540% due 10/25/2035		1,240	1,231
2.745% due 09/25/2037 ^		1,351	1,214
Commercial Mortgage Trust
3.156% due 07/10/2046		2,040	2,062
Countrywide Alternative Loan Trust
0.340% due 05/25/2047		8,656	7,292
0.345% due 02/20/2047		773	577
0.350% due 05/25/2047		235	196
0.360% due 09/25/2046 ^		7,055	5,973
0.450% due 12/25/2035		40	35
1.113% due 12/25/2035		181	151
6.000% due 01/25/2037 ^		325	277
Countrywide Home Loan Mortgage Pass-Through Trust
2.399% due 11/19/2033		41	40
2.526% due 05/20/2036		185	151
5.500% due 08/25/2035		242	238
Countrywide Home Loan Reperforming REMIC Trust
0.510% due 06/25/2035		177	159
Credit Suisse Mortgage Capital Certificates
5.467% due 09/16/2039		1,142	1,191
5.467% due 09/18/2039		1,219	1,271
Deutsche ALT-B Securities, Inc.
0.270% due 10/25/2036 ^		24	15
First Horizon Alternative Mortgage Securities Trust
2.207% due 06/25/2034		369	362
First Horizon Mortgage Pass-Through Trust
2.572% due 02/25/2035		1,480	1,483
2.612% due 08/25/2035		904	841
Granite Mortgages PLC
0.940% due 09/20/2044	GBP	178	277
Greenpoint Mortgage Funding Trust
0.440% due 11/25/2045		$217	171
0.610% due 06/25/2045		379	333
GS Mortgage Securities Trust
4.592% due 08/10/2043		6,000	6,624
GSR Mortgage Loan Trust
2.669% due 09/25/2035		674	678
2.814% due 01/25/2035		421	417
HarborView Mortgage Loan Trust
0.384% due 05/19/2035		120	100
0.444% due 02/19/2036		246	186
0.505% due 06/20/2035		128	123
IndyMac Mortgage Loan Trust
2.525% due 12/25/2034		250	231
2.750% due 11/25/2035 ^		1,050	949
JPMorgan Chase Commercial Mortgage Securities Trust
5.794% due 02/12/2051		1,300	1,411
JPMorgan Mortgage Trust
2.140% due 07/27/2037		1,127	979

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.527% due 08/25/2035 ^		$476	$466
2.550% due 08/25/2035		475	471
2.552% due 07/25/2035		349	354
2.581% due 07/25/2035		821	823
2.636% due 02/25/2035		455	447
5.025% due 09/25/2035		166	164
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		219	234
MASTR Adjustable Rate Mortgages Trust
2.639% due 11/21/2034		452	462
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.861% due 11/15/2031		218	213
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.601% due 12/15/2030		214	206
Merrill Lynch Mortgage Investors Trust
0.380% due 02/25/2036		575	531
0.420% due 11/25/2035		448	425
1.156% due 10/25/2035		335	319
1.582% due 10/25/2035		1,110	1,083
5.401% due 12/25/2035		340	318
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		200	217
Morgan Stanley Capital Trust
5.908% due 06/11/2049		580	632
Morgan Stanley Mortgage Loan Trust
2.180% due 06/25/2036		740	711
Residential Accredit Loans, Inc. Trust
0.470% due 08/25/2035		164	127
Royal Bank of Scotland Capital Funding Trust
6.040% due 12/16/2049		2,271	2,406
Sequoia Mortgage Trust
0.365% due 07/20/2036		1,665	1,562
0.864% due 10/19/2026		78	77
Structured Adjustable Rate Mortgage Loan Trust
0.635% due 06/25/2035		46	46
1.515% due 01/25/2035		163	132
2.514% due 08/25/2035		228	212
2.573% due 02/25/2034		255	255
2.586% due 12/25/2034		438	427
Structured Asset Mortgage Investments Trust
0.360% due 06/25/2036		117	97
0.380% due 04/25/2036		500	371
0.414% due 07/19/2035		1,479	1,414
0.824% due 10/19/2034		121	115
Structured Asset Securities Corp. Trust
2.619% due 10/28/2035		69	66
Swan Trust
3.940% due 04/25/2041	AUD	263	217
Vornado DP LLC Trust
4.004% due 09/13/2028		$6,500	7,028
Wachovia Bank Commercial Mortgage Trust
0.241% due 06/15/2020		253	253
WaMu Mortgage Pass-Through Certificates Trust
0.430% due 11/25/2045		234	216
0.460% due 10/25/2045		1,370	1,266
0.843% due 01/25/2047		915	833
0.883% due 05/25/2047		546	470
0.923% due 12/25/2046		126	118
1.113% due 02/25/2046		194	184
1.313% due 11/25/2042		24	24
2.163% due 07/25/2046		812	736
2.163% due 11/25/2046		114	105
2.374% due 12/25/2035		262	242
5.142% due 08/25/2035		138	132

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
2.618% due 09/25/2034		$102	$104

Total Mortgage-Backed Securities (Cost $94,351)			96,573

ASSET-BACKED SECURITIES 2.2%
Access Group, Inc.
1.534% due 10/27/2025		6,984	7,010
Aquilae CLO PLC
0.546% due 01/17/2023	EUR	1,393	1,678
Asset-Backed Funding Certificates Trust
0.870% due 06/25/2034		$975	916
Bear Stearns Asset-Backed Securities Trust
0.830% due 10/25/2032		17	16
BlueMountain CLO Ltd.
0.702% due 11/15/2017		500	500
Carlyle High Yield Partners Ltd.
0.456% due 04/19/2022		1,416	1,396
Citigroup Mortgage Loan Trust, Inc.
0.250% due 01/25/2037		206	140
College Loan Corp. Trust
0.484% due 01/25/2024		800	782
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		1	1
Countrywide Asset-Backed Certificates
0.350% due 07/25/2036		2,379	2,340
0.405% due 04/25/2036		118	117
Credit-Based Asset Servicing and Securitization LLC
0.215% due 11/25/2036		94	53
Equity One Mortgage Pass-Through Trust
0.470% due 04/25/2034		90	75
First Franklin Mortgage Loan Trust
0.850% due 11/25/2035		8,309	8,131
GSAMP Trust
0.240% due 12/25/2036		111	57
HSI Asset Securitization Corp. Trust
0.220% due 10/25/2036		8	4
Magi Funding PLC
0.429% due 04/11/2021	EUR	424	510
Merrill Lynch Mortgage Investors Trust
0.250% due 09/25/2037		$26	10
0.290% due 02/25/2037		411	193
Morgan Stanley IXIS Real Estate Capital Trust
0.220% due 11/25/2036		13	7
Nautique Funding Ltd.
0.481% due 04/15/2020		439	435
North Carolina State Education Assistance Authority
0.684% due 10/26/2020		1,013	1,015
NYLIM Flatiron CLO Ltd.
0.452% due 08/08/2020		283	282
OneMain Financial Issuance Trust
2.470% due 09/18/2024		14,700	14,758
Park Place Securities, Inc.
0.430% due 09/25/2035		11	11
Penta CLO S.A.
0.398% due 06/04/2024	EUR	2,859	3,428
RAAC Trust
0.360% due 09/25/2045		$453	450
Renaissance Home Equity Loan Trust
0.930% due 12/25/2032		65	62
Securitized Asset-Backed Receivables LLC Trust
0.230% due 12/25/2036 ^		370	136
SLM Student Loan Trust
0.274% due 04/25/2019		8,800	8,750
0.684% due 01/25/2017		88	88
1.734% due 04/25/2023		9,881	10,159

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Soundview Home Loan Trust
0.230% due 11/25/2036		$59	$23
Structured Asset Securities Corp. Mortgage Loan Trust
1.656% due 04/25/2035		575	558
Symphony CLO Ltd.
0.472% due 05/15/2019		2,525	2,508
Wood Street CLO BV
0.433% due 03/29/2021	EUR	236	285

Total Asset-Backed Securities (Cost $65,782)			66,884

SOVEREIGN ISSUES 15.5%
Autonomous Community of Catalonia
4.950% due 02/11/2020		1,000	1,347
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	48,300	14,253
0.000% due 01/01/2018		38,500	10,114
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		136,447	46,492
10.000% due 01/01/2025		18,400	6,063
Colombian TES
3.000% due 03/25/2033 (b)	COP	7,483,159	2,752
France Government Bond
0.250% due 07/25/2018 (b)	EUR	20,297	25,016
0.700% due 07/25/2030 (b)		1,104	1,448
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)		9,106	11,443
2.100% due 09/15/2016 (b)		2,036	2,519
2.100% due 09/15/2017 (b)		1,396	1,757
2.100% due 09/15/2021 (b)		19,844	25,983
2.250% due 04/22/2017 (b)		3,592	4,493
2.350% due 09/15/2024 (b)		40,535	54,576
2.550% due 10/22/2016 (b)		1,596	1,997
2.550% due 09/15/2041 (b)		2,936	3,942
3.100% due 09/15/2026 (b)		637	921
5.000% due 09/01/2040		1,100	1,759
5.500% due 11/01/2022		900	1,401
Mexico Government International Bond
4.000% due 11/15/2040 (b)	MXN	31,630	2,417

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 11/08/2046 (b)	MXN	144,973	$11,270
4.500% due 12/04/2025 (b)		32,158	2,576
4.750% due 06/14/2018		65,102	4,408
New South Wales Treasury Corp.
2.500% due 11/20/2035	AUD	488	481
2.750% due 11/20/2025		14,385	13,999
New Zealand Government Bond
2.000% due 09/20/2025	NZD	7,216	5,623
3.000% due 09/20/2030		15,120	13,038
Province of Ontario
3.450% due 06/02/2045	CAD	16,100	14,345
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	84,137	104,614
Republic of Greece Government Bond
4.500% due 07/03/2017	JPY	300,000	2,010
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	6,400	8,297
5.500% due 10/26/2022		$1,900	2,114
Spain Government International Bond
3.800% due 04/30/2024	EUR	15,300	22,163
5.400% due 01/31/2023		29,400	46,560

Total Sovereign Issues (Cost $511,024)			472,191

SHORT-TERM INSTRUMENTS 17.9%

CERTIFICATES OF DEPOSIT 2.1%
Banco Bilbao Vizcaya Argentaria S.A.
0.981% due 10/23/2015		$33,250	33,219
1.082% due 05/16/2016		14,250	14,241
China Construction Bank Corp.
1.700% due 04/16/2015		4,400	4,413
Itau Unibanco Holding S.A.
1.151% due 06/04/2015		11,100	11,100

			62,973

REPURCHASE AGREEMENTS (d) 9.5%
			288,460

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GREECE TREASURY BILLS 1.0%
1.946% due 01/16/2015 - 04/14/2015 (a)	EUR	26,000	$31,302

MEXICO TREASURY BILLS 4.5%
2.975% due 02/05/2015 - 05/14/2015 (a)	MXN	2,023,000	136,434

U.S. TREASURY BILLS 0.8%
0.048% due 01/08/2015 - 05/28/2015 (a)(e)(g)(i)		$25,003	25,000

Total Short-Term Instruments (Cost $547,502)			544,169

Total Investments in Securities (Cost $4,774,104)			4,638,440

		SHARES
INVESTMENTS IN AFFILIATES 5.1%

SHORT-TERM INSTRUMENTS 5.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.1%
PIMCO Short-Term Floating NAV Portfolio		1,037	10
PIMCO Short-Term Floating NAV Portfolio III		15,657,869	155,201

Total Short-Term Instruments (Cost $155,212)			155,211

Total Investments in Affiliates (Cost $155,212)			155,211

Total Investments 157.8% (Cost $4,929,316)			$4,793,651

Financial Derivative Instruments (f)(h) (0.1%) (Cost or Premiums, net $(5,210))			(3,253)

Other Assets and Liabilities, net (57.7%)			(1,753,337)

Net Assets 100.0%			$3,037,061

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.100%	12/30/2014	01/05/2015	$287,010	U.S. Treasury Inflation Protected Securities 0.125% - 1.375% due 01/15/2020 - 07/15/2023	$(293,853)	$287,010	$287,012
SSB	0.000%	12/31/2014	01/02/2015	1,450	Fannie Mae 2.200% - 2.260% due 10/17/2022	(1,480)	1,450	1,450

Total Repurchase Agreements						$(295,333)	$288,460	$288,462

(1)	Includes accrued interest.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.170%	12/30/2014	01/05/2015	$(288,022)	$(287,916)
	0.270%	12/03/2014	01/14/2015	(26,908)	(26,876)
	0.280%	12/02/2014	01/02/2015	(9,264)	(9,265)
	0.290%	12/04/2014	01/14/2015	(14,157)	(14,140)
	0.300%	12/05/2014	01/16/2015	(48,454)	(48,460)
	0.323%	12/08/2014	01/20/2015	(4,002)	(3,964)
	0.353%	12/24/2014	01/26/2015	(4,748)	(4,694)
	0.363%	12/12/2014	01/23/2015	(26,553)	(26,262)
	0.370%	12/15/2014	01/26/2015	(17,481)	(17,426)
	0.430%	12/31/2014	01/07/2015	(518)	(518)
BPG	0.451%	12/22/2014	01/21/2015	(90,191)	(89,702)
FOB	0.210%	01/02/2015	01/06/2015	(333,398)	(333,165)
GSC	0.363%	12/17/2014	01/28/2015	(15,884)	(15,706)
	0.381%	12/19/2014	01/30/2015	(102,411)	(101,736)
	0.420%	12/16/2014	01/09/2015	(3,502)	(3,500)
	0.424%	12/24/2014	01/23/2015	(35,857)	(35,455)
	0.440%	12/17/2014	01/09/2015	(3,849)	(3,848)
MSC	0.180%	11/06/2014	01/05/2015	(50,778)	(50,784)
	0.220%	11/24/2014	01/06/2015	(97,764)	(97,751)
	0.300%	12/04/2014	01/06/2015	(56,000)	(55,987)
	0.320%	12/05/2014	01/06/2015	(93,580)	(93,605)
	0.360%	12/10/2014	01/09/2015	(72,283)	(72,273)
	0.370%	12/11/2014	01/12/2015	(178,073)	(177,965)
	0.384%	12/12/2014	01/15/2015	(55,836)	(55,255)
	0.400%	12/15/2014	01/15/2015	(59,888)	(59,799)
	0.460%	12/19/2014	01/13/2015	(15,175)	(15,158)
TDM	0.172%	10/16/2014	01/16/2015	(8,765)	(8,683)
	0.180%	11/06/2014	01/05/2015	(70,173)	(70,182)
	0.320%	12/08/2014	01/16/2015	(85,915)	(85,729)
	0.333%	12/16/2014	01/27/2015	(5,561)	(5,500)
	0.380%	12/11/2014	01/09/2015	(3,862)	(3,861)
	0.390%	12/12/2014	01/09/2015	(5,592)	(5,592)
	0.490%	12/23/2014	01/06/2015	(4,019)	(4,018)

Total Sale-Buyback Transactions					$(1,884,775)

(2)

As of December 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2014 was $984,139 at a weighted average interest rate of 0.152%.

(3)	Payable for sale-buyback transactions includes $(1,938) of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	01/01/2045	$74,000	$(76,822)	$(77,108)
Fannie Mae	3.500%	02/01/2045	84,000	(87,070)	(87,299)

Total Short Sales				$(163,892)	$(164,407)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(e)	Securities with an aggregate market value of $1,888,442 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$287,012	$0	$0	$0	$287,012	$(293,853)	$(6,841)
SSB	1,450	0	0	0	1,450	(1,480)	(30)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Master Securities Forward Transaction Agreement
BCY	$0	$0	$(439,521)	$0	$(439,521)	$439,167	$(354)
BPG	0	0	(89,702)	0	(89,702)	90,262	560
FOB	0	0	(333,165)	0	(333,165)	334,222	1,057
GSC	0	0	(160,245)	0	(160,245)	161,093	848
MSC	0	0	(678,577)	0	(678,577)	678,598	21
TDM	0	0	(183,565)	0	(183,565)	184,368	803

Total Borrowings and Other Financing Transactions	$288,462	$0	$(1,884,775)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note March Futures	$126.000	02/20/2015	128	$(76)	$(80)

Total Written Options				$(76)	$(80)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	336	$(11)	$0	$(13)
90-Day Eurodollar June Futures	Short	06/2015	847	(1)	0	(11)
90-Day Eurodollar June Futures	Short	06/2016	336	1	0	(8)
90-Day Eurodollar March Futures	Short	03/2016	423	29	0	(5)
90-Day Eurodollar September Futures	Short	09/2015	921	25	0	(11)
90-Day Eurodollar September Futures	Short	09/2016	336	(6)	0	(13)
Euro-Bund 10-Year Bond March Futures	Short	03/2015	20	(52)	0	(1)
U.S. Treasury 10-Year Note March Futures	Long	03/2015	315	333	125	0
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	141	45	40	0
U.S. Treasury Ultra Long-Term Bond March Futures	Long	03/2015	41	307	14	0

Total Futures Contracts				$670	$179	$(62)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
Index/Tranches						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$ 5,900	$375	$(11)	$6	$0
CDX.IG-23 5-Year Index	1.000%	12/20/2019	7,100	116	(2)	0	0
iTraxx Europe 22 10-Year Index	1.000%	12/20/2024	EUR 1,400	(1)	1	0	(3)

				$490	$(12)	$6	$(3)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	12/17/2024	$	28,100	$(1,860)	$(1,009)	$0	$(31)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		2,400	(29)	(194)	0	(3)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		51,900	(8,818)	(11,176)	0	(80)
Receive	3-Month USD-LIBOR	3.500%	12/17/2044		18,300	(3,163)	(2,381)	0	(29)
Receive	6-Month EUR-EURIBOR	2.000%	01/29/2024	EUR	3,800	(594)	(563)	0	(5)
Receive	6-Month EUR-EURIBOR	1.000%	12/17/2024		26,300	(600)	(549)	0	(34)
Receive	6-Month EUR-EURIBOR	1.250%	03/18/2025		20,400	(980)	(1,157)	0	(27)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		61,800	(9,964)	(10,818)	0	(243)
Receive	6-Month GBP-LIBOR	2.088%	12/04/2024	GBP	47,000	(1,759)	(1,761)	0	(344)
Receive	6-Month GBP-LIBOR	2.750%	03/18/2025		17,100	(2,159)	(452)	0	(132)
Pay	28-Day MXN-TIIE	5.630%	10/11/2021	MXN	490,700	(210)	(556)	133	0
Pay	28-Day MXN-TIIE	5.670%	11/09/2021		154,900	(50)	(50)	43	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		39,800	(31)	(31)	11	0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		95,100	(3)	44	27	0

						$(30,220)	$(30,653)	$214	$(928)

Total Swap Agreements						$(29,730)	$(30,665)	$220	$(931)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(g)	Securities with an aggregate market value of $18,212 and cash of $2,714 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$179	$220	$399		$(80)		$(62)	$(931)	$(1,073)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2015		BRL	23,405	$		9,487	$682	$0
	01/2015		EUR	10,213			12,695	337	0
	01/2015	$		8,812		BRL	23,405	0	(7)
	01/2015			18,427		GBP	11,792	0	(47)
	02/2015		GBP	11,792	$		18,422	47	0
	02/2015		KRW	12,456,486			11,430	70	0
	07/2015	$		3,837		BRL	10,612	0	(41)

BPS	01/2015		BRL	49,199	$		18,632	298	(174)
	01/2015	$		18,522		BRL	49,199	0	(14)
	02/2015		MXN	1,547,883	$		105,957	1,240	0
	06/2015		COP	5,125,605			2,227	93	0

BRC	02/2015		MXN	20,028			1,426	71	0
	02/2015	$		16,772		BRL	43,383	0	(578)
	02/2015			1,101		MXN	14,969	0	(88)

CBK	01/2015		BRL	88	$		38	5	0
	01/2015		EUR	33,226			41,260	1,055	0
	01/2015	$		3,791		AUD	4,461	0	(149)
	01/2015			33		BRL	88	0	0
	01/2015			63,690		INR	3,977,578	0	(911)
	02/2015		MXN	41,780	$		2,955	128	0
	02/2015	$		146		MXN	1,998	0	(11)
	05/2015		MXN	537,303	$		36,419	293	0

DUB	01/2015	$		72,263		JPY	8,707,000	428	0
	02/2015		JPY	8,707,000	$		72,281	0	(427)

FBF	01/2015		BRL	74,867			31,469	3,305	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2015		GBP	10,144	$		15,924	$113	$0
	01/2015		JPY	5,360,600			45,300	546	0
	01/2015	$		28,186		BRL	74,867	0	(21)

GLM	01/2015		BRL	235,888	$		91,553	2,813	0
	01/2015		JPY	3,346,400			28,339	402	0
	01/2015	$		90,691		BRL	235,888	0	(1,952)
	01/2015			503,550		EUR	413,288	0	(3,451)
	02/2015		EUR	413,288	$		503,699	3,445	0
	03/2015		CAD	4,649			3,987	0	(9)
	07/2015		BRL	235,888			86,012	1,622	0

HUS	01/2015		AUD	21,965			18,788	856	0
	01/2015		GBP	872			1,370	11	0
	01/2015		NZD	22,121			17,259	3	0
	01/2015		ZAR	11,855			1,049	28	0
	02/2015		MXN	18,472			1,320	70	0
	02/2015	$		11,243		BRL	28,900	0	(456)
	03/2015		CAD	11,910	$		10,266	29	0

JPM	01/2015		BRL	45,926			19,383	2,106	0
	01/2015		GBP	776			1,218	8	0
	01/2015	$		17,353		BRL	45,926	0	(76)
	02/2015		MXN	68,519	$		4,983	348	0
	02/2015	$		190		MXN	2,584	0	(15)

MSB	01/2015		BRL	65,420	$		24,454	12	(169)
	01/2015		EUR	369,849			459,628	12,092	0
	01/2015	$		14,333		AUD	17,504	0	(42)
	01/2015			24,622		BRL	65,420	0	(11)
	01/2015			17,198		NZD	22,121	58	0
	02/2015		AUD	17,504	$		14,302	42	0
	02/2015		BRL	65,420			24,413	0	(6)
	02/2015		MXN	96,377			6,816	296	0
	02/2015		NZD	22,121			17,149	0	(59)
	02/2015	$		1,032		GBP	663	1	0

RBC	02/2015		MXN	436,151	$		30,839	1,332	0
	02/2015	$		30,010		MXN	401,899	0	(2,821)

SCX	02/2015		KRW	10,895	$		10	0	0

UAG	01/2015		BRL	31,241			11,609	214	(358)
	01/2015	$		11,761		BRL	31,241	0	(9)
	01/2015			6,263		PLN	21,031	0	(330)
	02/2015		MYR	62,320	$		18,919	1,205	0
	02/2015	$		844		MXN	12,219	0	(17)
	02/2015			19,167		MYR	62,970	0	(1,268)

Total Forward Foreign Currency Contracts								$35,704	$(13,517)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.045%	03/20/2015	$	82,000	$851	$461

GLM	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.426%	03/18/2015		106,000	466	272

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017		19,000	2,660	2,380

								$3,977	$3,113

Total Purchased Options								$3,977	$3,113

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	5,100	$(10)	$(6)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		5,100	(9)	(1)

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		9,700	(7)	(9)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		9,700	(20)	(9)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	01/21/2015	$	5,000	$(7)	$0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	5,500	(7)	(7)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		5,500	(15)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		2,900	(7)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		7,000	(17)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.500%	03/18/2015		57,100	(43)	(41)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	03/18/2015		57,100	(108)	(100)

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		9,500	(13)	(11)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		9,500	(27)	(1)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		4,700	(4)	(4)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		4,700	(9)	(5)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.500%	03/18/2015		27,400	(25)	(19)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	03/18/2015		27,400	(47)	(48)

							$(375)	$(261)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$	9,770	$(233)	$(596)

JPM	Call - OTC USD versus INR	INR	65.000	03/10/2015		15,900	(186)	(125)

							$(419)	$(721)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	TBD	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$3,900	$(34)	$(15)

CBK	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	33,400	(298)	(8)
	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	4,400	(57)	(1)

DUB	Floor - OTC YOY CPURNSA Index	TBD	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	5,100	(49)	(34)

JPM	Cap - OTC CPURNSA Index	TBD	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	34,300	(250)	(68)
	Cap - OTC CPURNSA Index	TBD	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,900	(20)	(6)

						$(708)	$(132)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.545%	03/20/2015	$ 82,000	$(1,047)	$(1,038)

GLM	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.926%	03/18/2015	106,000	(482)	(443)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	02/18/2015	17,200	(79)	(146)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	02/18/2015	17,200	(91)	(10)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017	79,800	(2,660)	(2,564)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	02/18/2015	97,100	(468)	(824)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	02/18/2015	97,100	(511)	(57)

							$(5,338)	$(5,082)

Total Written Options							$(6,840)	$(6,196)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	202	$1,125,500	EUR	7,600	GBP	0	$(5,390)
Sales	569	1,016,131		739,800		10,660	(11,032)
Closing Buys	0	(15,500)		(56,800)		(10,660)	583
Expirations	(202)	(1,439,988)		(398,000)		0	8,140
Exercised	(441)	(75,073)		(44,700)		0	783

Balance at End of Period	128	$611,070	EUR	247,900	GBP	0	$(6,916)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Marsh & McLennan Cos., Inc.	(0.830%	)	09/20/2015	0.018%	$ 2,000	$0	$(12)	$0	$(12)

DUB	Cardinal Health, Inc.	(0.590%	)	06/20/2017	0.097%	300	0	(4)	0	(4)
	Marsh & McLennan Cos., Inc.	(0.600%	)	09/20/2015	0.018%	2,000	0	(9)	0	(9)

							$0	$(25)	$0	$(25)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.681%	$	8,200	$(421)	$200	$0	$(221)
	Indonesia Government International Bond	1.000%	12/20/2019	1.516%		2,200	(52)	(1)	0	(53)
	Italy Government International Bond	1.000%	03/20/2019	1.069%		2,500	(43)	37	0	(6)
	JPMorgan Chase & Co.	1.000%	12/20/2019	0.604%		5,900	120	(7)	113	0
	Russia Government International Bond	1.000%	03/20/2019	4.827%		800	(66)	(45)	0	(111)
	South Africa Government International Bond	1.000%	12/20/2019	1.831%		4,400	(195)	26	0	(169)

BRC	Greece Government International Bond	1.000%	06/20/2016	16.554%		500	(28)	(65)	0	(93)
	Indonesia Government International Bond	1.000%	12/20/2019	1.516%		4,200	(134)	34	0	(100)

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.681%		19,000	(958)	446	0	(512)
	South Africa Government International Bond	1.000%	12/20/2019	1.831%		2,700	(97)	(6)	0	(103)

DUB	Brazil Government International Bond	1.000%	03/20/2019	1.681%		1,100	(55)	26	0	(29)
	Italy Government International Bond	1.000%	03/20/2019	1.069%		17,100	(296)	254	0	(42)
	JPMorgan Chase & Co.	1.000%	12/20/2019	0.604%		6,000	126	(10)	116	0

GST	Greece Government International Bond	1.000%	12/20/2015	16.350%	EUR	5,100	(258)	(566)	0	(824)
	Greece Government International Bond	1.000%	12/20/2016	15.723%	$	400	(31)	(59)	0	(90)
	Russia Government International Bond	1.000%	09/20/2019	4.793%		1,300	(72)	(125)	0	(197)

HUS	Russia Government International Bond	1.000%	03/20/2019	4.827%		1,300	(110)	(71)	0	(181)

JPM	Brazil Government International Bond	1.000%	03/20/2019	1.681%		100	(5)	2	0	(3)
	Russia Government International Bond	1.000%	09/20/2019	4.793%		700	(39)	(67)	0	(106)

MYC	Brazil Government International Bond	1.000%	03/20/2019	1.681%		300	(15)	7	0	(8)
	Greece Government International Bond	1.000%	06/20/2015	13.929%	EUR	1,900	(88)	(45)	0	(133)

							$(2,717)	$(35)	$229	$(2,981)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044	GBP	3,900	$8	$313	$321	$0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		7,500	3	475	478	0
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/10/2019	EUR	1,700	1	(19)	0	(18)

BPS	Pay	1-Month GBP-UKRPI	3.125%	12/15/2024	GBP	4,800	0	62	62	0
	Pay	1-Month GBP-UKRPI	3.170%	12/15/2024		11,300	(2)	239	237	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	2,500	$17	$208	$225	$0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	44,400	(24)	(117)	0	(141)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	$	87,000	132	(4,650)	0	(4,518)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		30,300	495	(3,095)	0	(2,600)

BRC	Receive	1-Year BRL-CDI	12.000%	01/04/2021	BRL	15,000	(89)	90	1	0
	Receive	3-Month USD-CPURNSA Index	2.018%	08/19/2017	$	17,900	0	(557)	0	(557)

CBK	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	2,000	(67)	195	128	0

DUB	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	14,300	(10)	(35)	0	(45)
	Receive	1-Year BRL-CDI	12.000%	01/04/2021		21,500	(117)	119	2	0
	Receive	3-Month USD-CPURNSA Index	1.940%	10/07/2016	$	25,800	0	(702)	0	(702)
	Receive	3-Month USD-CPURNSA Index	1.860%	11/05/2016		22,300	0	(553)	0	(553)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		19,100	(8)	(446)	0	(454)
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016		13,100	0	(320)	0	(320)
	Receive	3-Month USD-CPURNSA Index	1.930%	02/10/2017		9,200	0	(218)	0	(218)
	Receive	3-Month USD-CPURNSA Index	2.173%	11/01/2018		16,200	0	(649)	0	(649)

FBF	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	700	11	(5)	6	0
	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044		3,300	(24)	297	273	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		2,200	(71)	212	141	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		1,400	2	127	129	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	27,400	(16)	(71)	0	(87)

GLM	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044	GBP	3,800	(1)	79	78	0
	Receive	3-Month USD-CPURNSA Index	1.730%	04/15/2016	$	60,300	(128)	(1,340)	0	(1,468)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017		43,800	24	(2,244)	0	(2,220)
	Receive	3-Month USD-CPURNSA Index	1.942%	04/15/2017		73,000	0	(2,325)	0	(2,325)
	Receive	3-Month USD-CPURNSA Index	2.175%	10/01/2018		26,500	49	(1,116)	0	(1,067)

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	2,300	16	159	175	0
	Pay	3-Month EUR-EXT-CPI Index	0.700%	12/15/2018	EUR	3,700	(4)	(54)	0	(58)

MYC	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	1,500	12	84	96	0

RYL	Receive	3-Month USD-CPURNSA Index	1.935%	10/23/2016	$	13,100	(39)	(316)	0	(355)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		61,200	109	(3,287)	0	(3,178)

UAG	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	6,000	(11)	(23)	0	(34)
	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019	EUR	19,500	0	(387)	0	(387)
	Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	19,300	43	891	934	0
	Pay	28-Day MXN-TIIE	5.630%	10/11/2021	MXN	507,600	135	(373)	0	(238)

							$446	$(19,352)	$3,286	$(22,192)

Total Swap Agreements							$(2,271)	$(19,412)	$3,515	$(25,198)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(i)	Securities with an aggregate market value of $24,304 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$1,136	$0	$912	$2,048	$(95)	$0	$(590)	$(685)	$1,363	$(1,370)	$(7)
BPS	1,631	0	524	2,155	(188)	(22)	(7,259)	(7,469)	(5,314)	5,696	382
BRC	71	0	1	72	(666)	0	(750)	(1,416)	(1,344)	1,624	280
CBK	1,481	0	128	1,609	(1,071)	(27)	(615)	(1,713)	(104)	653	549
DUB	428	461	118	1,007	(427)	(1,668)	(3,025)	(5,120)	(4,113)	4,102	(11)
FBF	3,964	0	549	4,513	(21)	0	(87)	(108)	4,405	(4,380)	25
GLM	8,282	272	78	8,632	(5,412)	(443)	(7,080)	(12,935)	(4,303)	4,503	200
GST	0	0	0	0	0	(148)	(1,111)	(1,259)	(1,259)	1,113	(146)
HUS	997	0	0	997	(456)	0	(181)	(637)	360	(480)	(120)
JPM	2,462	0	175	2,637	(91)	(443)	(167)	(701)	1,936	(1,980)	(44)
MSB	12,501	0	0	12,501	(287)	0	0	(287)	12,214	(9,830)	2,384
MYC	0	2,380	96	2,476	0	(3,445)	(141)	(3,586)	(1,110)	695	(415)
RBC	1,332	0	0	1,332	(2,821)	0	0	(2,821)	(1,489)	1,525	36
RYL	0	0	0	0	0	0	(3,533)	(3,533)	(3,533)	3,631	98
UAG	1,419	0	934	2,353	(1,982)	0	(659)	(2,641)	(288)	264	(24)

Total Over the Counter	$35,704	$3,113	$3,515	$42,332	$(13,517)	$(6,196)	$(25,198)	$(44,911)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$179	$179
Swap Agreements	0	6	0	0	214	220

	$0	$6	$0	$0	$393	$399

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35,704	$0	$35,704
Purchased Options	0	0	0	0	3,113	3,113
Swap Agreements	0	229	0	0	3,286	3,515

	$0	$229	$0	$35,704	$6,399	$42,332

	$0	$235	$0	$35,704	$6,792	$42,731

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$80	$80
Futures	0	0	0	0	62	62
Swap Agreements	0	3	0	0	928	931

	$0	$3	$0	$0	$1,070	$1,073

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,517	$0	$13,517
Written Options	0	261	0	721	5,214	6,196
Swap Agreements	0	3,006	0	0	22,192	25,198

	$0	$3,267	$0	$14,238	$27,406	$44,911

	$0	$3,270	$0	$14,238	$28,476	$45,984

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$70	$70
Futures	0	627	0	0	3,461	4,088
Swap Agreements	0	267	0	0	(15,499)	(15,232)

	$0	$894	$0	$0	$(11,968)	$(11,074)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$46,415	$0	$46,415
Purchased Options	0	0	0	0	(2,021)	(2,021)
Written Options	0	1,377	0	1,207	5,880	8,464
Swap Agreements	0	522	0	0	7,158	7,680

	$0	$1,899	$0	$47,622	$11,017	$60,538

	$0	$2,793	$0	$47,622	$(951)	$49,464

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$27	$27
Futures	0	0	0	0	4,432	4,432
Swap Agreements	0	(12)	0	0	(42,823)	(42,835)

	$0	$(12)	$0	$0	$(38,364)	$(38,376)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,962	$0	$22,962
Purchased Options	0	0	0	0	(623)	(623)
Written Options	0	114	0	(301)	(2,389)	(2,576)
Swap Agreements	0	(14)	0	0	(12,832)	(12,846)

	$0	$100	$0	$22,661	$(15,844)	$6,917

	$0	$88	$0	$22,661	$(54,208)	$(31,459)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$205,105	$874	$205,979
Industrials	0	12,565	0	12,565
Utilities	0	51,074	0	51,074
Municipal Bonds & Notes
West Virginia	0	594	0	594
U.S. Government Agencies	0	100,321	0	100,321
U.S. Treasury Obligations	0	3,088,090	0	3,088,090
Mortgage-Backed Securities	0	94,036	2,537	96,573
Asset-Backed Securities	0	52,126	14,758	66,884
Sovereign Issues	0	472,191	0	472,191
Short-Term Instruments
Certificates of Deposit	0	62,973	0	62,973
Repurchase Agreements	0	288,460	0	288,460
Greece Treasury Bills	0	31,302	0	31,302
Mexico Treasury Bills	0	136,434	0	136,434
U.S. Treasury Bills	0	25,000	0	25,000
	$0	$4,620,271	$18,169	$4,638,440

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$155,211	$0	$0	$155,211

Total Investments	$155,211	$4,620,271	$18,169	$4,793,651

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(164,407)	$0	$(164,407)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	179	220	0	399
Over the counter	0	42,332	0	42,332
	$179	$42,552	$0	$42,731

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(62)	(1,011)	0	(1,073)
Over the counter	0	(44,911)	0	(44,911)
	$(62)	$(45,922)	$0	$(45,984)

Totals	$155,328	$4,452,494	$18,169	$4,625,991

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes

ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements (Cont.)

obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.
(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

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(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$854,125	$223,426	$(1,077,540)	$(62)	$61	$10	$27	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$684,977	$4,452,926	$(4,982,650)	$(222)	$170	$155,201	$325	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative

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instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

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Notes to Financial Statements (Cont.)

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront

ANNUAL REPORT	DECEMBER 31, 2014	33

Notes to Financial Statements (Cont.)

payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic

34	PIMCO VARIABLE INSURANCE TRUST

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conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master

Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master

ANNUAL REPORT	DECEMBER 31, 2014	35

Notes to Financial Statements (Cont.)

Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class

36	PIMCO VARIABLE INSURANCE TRUST

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Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Purchases	Sales
$284,955	$87,867

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$3,522,388	$3,569,189	$810,453	$325,223

ANNUAL REPORT	DECEMBER 31, 2014	37

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3,417	$44,647	3,426	$46,102
Administrative Class	19,888	259,777	35,473	482,183
Advisor Class	5,715	74,239	12,959	177,129
Issued as reinvestment of distributions
Institutional Class	179	2,356	293	3,753
Administrative Class	2,813	37,161	5,691	72,684
Advisor Class	484	6,407	917	11,674
Cost of shares redeemed
Institutional Class	(1,963)	(25,484)	(3,472)	(47,591)
Administrative Class	(54,452)	(709,903)	(77,119)	(1,038,926)
Advisor Class	(5,236)	(68,111)	(6,624)	(89,539)
Net increase (decrease) resulting from Portfolio share transactions	(29,155)	$(378,911)	(28,456)	$(382,531)

As of December 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 45% of the Portfolio. One shareholder is a related party and comprises 16% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$116,287	$—	$(197,321)	$(561)	$(27,264)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

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December 31, 2014

(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2014, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$27,264

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$4,938,767	$29,670	$(174,786)	$(145,116)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Treasury Inflation-Protected securities, sale/buyback transactions, and Lehman securities.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$45,924	$—	$—
12/31/2013	$72,851	$15,261	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

40	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	INR	Indian Rupee	NZD	New Zealand Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	PLN	Polish Zloty
COP	Colombian Peso	KRW	South Korean Won	USD (or $)	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPI	Consumer Price Index	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index
CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To Be Determined
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	YOY	Year-Over-Year

ANNUAL REPORT	DECEMBER 31, 2014	41

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	43

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

44	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT57AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Real Return Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	64.4%
Short-Term Instruments‡	14.6%
Sovereign Issues	9.9%
Corporate Bonds & Notes	5.6%
U.S. Government Agencies	2.1%
Other	3.4%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Real Return Portfolio Institutional Class	3.25%	4.36%	4.55%	6.74%
Barclays U.S. TIPS Index±	3.64%	4.11%	4.37%	6.29%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.55% for Institutional Class shares.

± Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$968.60	$1,022.55
Expenses Paid During Period†	$2.74	$2.82
Net Annualized Expense Ratio	0.55%	0.55%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited absolute performance as U.S. TIPS generally posted positive returns over the reporting period.

»	Exposure to Australian real duration (or sensitivity to changes in real interest rates) benefited relative performance as Australian real yields declined over the reporting period.

»	Exposure to Italian real duration benefited relative performance as Italian real yields declined over the reporting period.

»	Short exposure to the euro and Japanese yen during most of the reporting period benefited performance as both currencies depreciated relative to the U.S. dollar over this period.

»	Short exposure to longer-maturity nominal U.S. interest rates detracted from relative performance as U.S. nominal yields declined over the reporting period.

»	Short exposure to longer-maturity nominal European interest rates detracted from relative performance as interest rates declined in this region over the reporting period.

»	An underweight to longer-maturity U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from relative performance as long-term real rates declined over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Real Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Institutional Class
Net asset value beginning of year	$12.60	$14.25	$13.95	$13.14	$12.44
Net investment income (a)	0.30	0.10	0.23	0.30	0.22
Net realized/unrealized gain (loss)	0.11	(1.40)	1.02	1.24	0.81
Net increase (decrease) from investment operations	0.41	(1.30)	1.25	1.54	1.03
Dividends from net investment income	(0.20)	(0.25)	(0.18)	(0.31)	(0.21)
Distributions from net realized capital gains	0.00	(0.10)	(0.77)	(0.42)	(0.12)
Total distributions	(0.20)	(0.35)	(0.95)	(0.73)	(0.33)
Net asset value end of year	$12.81	$12.60	$14.25	$13.95	$13.14
Total return	3.25%	(9.08)%	8.92%	11.83%	8.27%
Net assets end of year (000s)	$161,389	$138,123	$152,670	$128,674	$99,287
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.50%	0.51%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	2.27%	0.76%	1.61%	2.17%	1.68%
Portfolio turnover rate	96%	34%	46%	381%	489%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$4,638,440
Investments in Affiliates	155,211
Financial Derivative Instruments
Exchange-traded or centrally cleared	399
Over the counter	42,332
Deposits with counterparty	2,548
Foreign currency, at value	3,835
Receivable for investments sold	613,090
Receivable for Portfolio shares sold	10,545
Interest receivable	22,182
Dividends receivable from Affiliates	38
5,488,620

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$1,884,775
Payable for short sales	164,407
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,073
Over the counter	44,911
Payable for investments purchased	177,667
Payable for investments in Affiliates purchased	155,038
Deposits from counterparty	18,244
Payable for Portfolio shares redeemed	3,217
Accrued investment advisory fees	671
Accrued supervisory and administrative fees	670
Accrued distribution fees	106
Accrued servicing fees	317
Other liabilities	463
2,451,559

Net Assets	$3,037,061

Net Assets Consist of:
Paid in capital	$3,145,921
Undistributed net investment income	93,003
Accumulated undistributed net realized (loss)	(37,048)
Net unrealized (depreciation)	(164,815)
$3,037,061

Net Assets:
Institutional Class	$161,389
Administrative Class	2,393,913
Advisor Class	481,759

Shares Issued and Outstanding:
Institutional Class	12,595
Administrative Class	186,822
Advisor Class	37,596

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.81
Administrative Class	12.81
Advisor Class	12.81

Cost of Investments in Securities	$4,774,104
Cost of Investments in Affiliates	$155,212
Cost of Foreign Currency Held	$3,844
Proceeds Received on Short Sales	$163,892
Cost or Premiums of Financial Derivative Instruments, net	$(5,210)

* Includes repurchase agreements of:	$288,460

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest, net of foreign taxes*	$93,378
Dividends from Investments in Affiliates	352
Total Income	93,730

Expenses:
Investment advisory fees	8,144
Supervisory and administrative fees	8,145
Servicing fees - Administrative Class	3,925
Distribution and/or servicing fees - Advisor Class	1,220
Trustee fees	40
Interest expense	1,531
Total Expenses	23,005

Net Investment Income	70,725

Net Realized Gain (Loss):
Investments in securities	1,001
Investments in Affiliates	(284)
Exchange-traded or centrally cleared financial derivative instruments	(11,074)
Over the counter financial derivative instruments	60,538
Foreign currency	(1,766)
Net Realized Gain	48,415

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	20,942
Investments in Affiliates	231
Exchange-traded or centrally cleared financial derivative instruments	(38,376)
Over the counter financial derivative instruments	6,917
Foreign currency assets and liabilities	(749)
Net Change in Unrealized (Depreciation)	(11,035)
Net Gain	37,380

Net Increase in Net Assets Resulting from Operations	$108,105

* Foreign tax withholdings	$12

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

(Decrease) in Net Assets from:

Operations:
Net investment income	$70,725	$23,083
Net realized gain (loss)	48,415	(18,406)
Net change in unrealized (depreciation)	(11,035)	(378,198)
Net increase (decrease) in net assets resulting from operations	108,105	(373,521)

Distributions to Shareholders:
From net investment income
Institutional Class	(2,356)	(2,704)
Administrative Class	(37,161)	(50,366)
Advisor Class	(6,407)	(7,941)
From net realized capital gains
Institutional Class	0	(1,049)
Administrative Class	0	(22,319)
Advisor Class	0	(3,733)

Total Distributions	(45,924)	(88,112)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(378,911)	(382,531)

Total (Decrease) in Net Assets	(316,730)	(844,164)

Net Assets:
Beginning of year	3,353,791	4,197,955
End of year*	$3,037,061	$3,353,791

*Including undistributed net investment income of:	$93,003	$20,201

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Cash flows provided by operating activities:

Net increase in net assets resulting from operations	$108,105

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(4,364,778)
Proceeds from sales of long-term securities	3,956,925
Proceeds from sales of short-term portfolio investments, net	1,379,245
Decrease in deposits with counterparty	1,106
(Increase) in receivable for investments sold	(613,090)
(Increase) in interest and dividends receivable	(4,530)
(Increase) in exchange-traded or centrally cleared derivatives	(46,930)
Decrease in over the counter derivatives	63,926
Increase in payable for investments purchased	322,897
Increase in deposits from counterparty	11,344
(Decrease) in accrued investment advisory fees	(41)
(Decrease) in accrued supervisory and administrative fees	(42)
Increase in accrued distribution fee	7
(Decrease) in accrued servicing fee	(35)
Proceeds from short sales transactions, net	163,892
Payments on currency transactions	(2,515)
(Decrease) in reimbursement to PIMCO	(47)
Increase in other liabilities	37
Net Realized (Gain) Loss
Investments in securities	(1,001)
Investments in Affiliates	284
Exchange-traded or centrally cleared financial derivative instruments	11,074
Over the counter financial derivative instruments	(60,538)
Foreign currency	1,766
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(20,942)
Investments in Affiliates	(231)
Exchange-traded or centrally cleared financial derivative instruments	38,376
Over the counter financial derivative instruments	(6,917)
Foreign currency assets and liabilities	749
Net amortization (accretion) on investments	13,678
Net cash provided by operating activities	951,774

Cash flows (used for) financing activities:
Proceeds from shares sold	395,489
Payments on shares redeemed	(804,448)
Cash dividend paid*	0
Proceeds from reverse repurchase agreements	251,247
Payments on reverse repurchase agreements	(251,247)
Proceeds from sale-buyback transactions	16,032,451
Payments on sale-buyback transactions	(16,574,052)
Net cash (used for) financing activities	(950,560)

Net Increase in Cash and Foreign Currency	1,214

Cash and Foreign Currency:
Beginning of year	2,621
End of year	$3,835

* Reinvestment of dividends	$45,924

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$1,107

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Real Return Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 152.7%

CORPORATE BONDS & NOTES 8.9%

BANKING & FINANCE 6.8%
Ally Financial, Inc.
2.750% due 01/30/2017		$1,800	$1,799
4.625% due 06/26/2015		1,900	1,917
5.500% due 02/15/2017		2,500	2,631
8.300% due 02/12/2015		100	101
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2016	EUR	1,000	1,294
Banco Popolare SC
3.500% due 03/14/2019		800	1,010
Banco Santander Chile
1.831% due 01/19/2016		$8,200	8,241
Bankia S.A.
0.285% due 01/25/2016	EUR	1,300	1,564
3.500% due 12/14/2015		8,600	10,726
3.500% due 01/17/2019		3,200	4,181
Barclays Bank PLC
2.010% due 12/21/2020	MXN	12,500	874
BBVA Bancomer S.A.
6.500% due 03/10/2021		$600	653
Bear Stearns Cos. LLC
7.250% due 02/01/2018		9,100	10,495
BNP Paribas S.A.
0.542% due 11/07/2015		23,600	23,569
BPCE S.A.
0.802% due 11/18/2016		13,700	13,716
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	2,700	3,349
2.875% due 05/19/2016		7,100	8,783
Citigroup, Inc.
0.752% due 05/01/2017		$32,900	32,835
Credit Agricole S.A.
7.875% due 01/23/2024 (c)		5,200	5,306
Credit Suisse Group AG
7.500% due 12/11/2023 (c)		3,600	3,753
Depfa ACS Bank
3.875% due 11/14/2016	EUR	700	904
Eksportfinans ASA
2.375% due 05/25/2016		$4,700	4,723
GMAC International Finance BV
7.500% due 04/21/2015	EUR	300	369
Intesa Sanpaolo SpA
3.125% due 01/15/2016		$3,600	3,658
JPMorgan Chase & Co.
0.784% due 04/25/2018		10,000	9,985
LBG Capital PLC
15.000% due 12/21/2019	GBP	2,130	4,571
15.000% due 12/21/2019	EUR	70	126
Lehman Brothers Holdings, Inc.
1.000% due 09/27/2027 ^		$100	15
Lloyds Banking Group PLC
7.625% due 06/27/2023 (c)	GBP	1,800	2,810
Navient Corp.
6.250% due 01/25/2016		$2,500	2,606
Rabobank Group
0.563% due 04/28/2017		32,900	32,896
4.000% due 09/10/2015	GBP	2,900	4,616
State Bank of India
2.381% due 01/21/2016		$400	399
Turkiye Garanti Bankasi A/S
2.731% due 04/20/2016		1,500	1,504

			205,979

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 0.4%
California Resources Corp.
5.500% due 09/15/2021		$8,000	$6,880
Chesapeake Energy Corp.
3.481% due 04/15/2019		1,000	983
DISH DBS Corp.
7.125% due 02/01/2016		200	211
7.750% due 05/31/2015		600	617
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	3,900	3,874

			12,565

UTILITIES 1.7%
BellSouth Corp.
4.182% due 04/26/2021		$31,900	32,217
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	1,700	2,818
Dynegy Finance, Inc.
6.750% due 11/01/2019		$8,000	8,150
Electricite de France S.A.
0.691% due 01/20/2017		5,900	5,922
1.150% due 01/20/2017		1,800	1,800
RWE AG
7.000% due 03/20/2019 (c)	GBP	100	167

			51,074

Total Corporate Bonds & Notes (Cost $277,208)			269,618

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		$690	594

Total Municipal Bonds & Notes (Cost $659)			594

U.S. GOVERNMENT AGENCIES 3.3%
Fannie Mae
0.215% due 12/25/2036		78	77
0.320% due 08/25/2034		111	111
0.520% due 07/25/2037 - 05/25/2042		132	132
0.610% due 05/25/2036		94	95
0.850% due 02/25/2041		3,444	3,488
1.315% due 07/01/2044 - 09/01/2044		61	62
2.192% due 05/25/2035		656	676
2.320% due 11/01/2024		10	10
3.500% due 01/01/2045		59,000	61,478
5.282% due 10/01/2035		309	330
Freddie Mac
0.311% due 10/15/2020		618	619
0.391% due 02/15/2019		69	69
0.430% due 08/25/2031		64	63
0.611% due 08/15/2033		2,803	2,816
1.315% due 10/25/2044 - 02/25/2045		5,055	5,122
2.371% due 01/01/2034		118	126
5.502% due 12/01/2035		200	212
Freddie Mac Strips
0.611% due 09/15/2042		11,302	11,410
Ginnie Mae
0.465% due 03/20/2037		3,759	3,769
NCUA Guaranteed Notes
0.607% due 10/07/2020		3,035	3,054

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.717% due 12/08/2020		$4,722	$4,770
Small Business Administration
5.902% due 02/10/2018		268	288
6.020% due 08/01/2028		1,350	1,544

Total U.S. Government Agencies (Cost $99,589)			100,321

U.S. TREASURY OBLIGATIONS 101.7%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (e)		149,351	148,931
0.125% due 04/15/2019 (e)(g)		104,379	103,371
0.125% due 01/15/2022 (e)		200,804	195,783
0.125% due 07/15/2022 (e)(i)		387,583	378,454
0.125% due 01/15/2023 (e)		117,266	113,657
0.125% due 07/15/2024 (e)		30,472	29,413
0.375% due 07/15/2023 (e)(g)(i)		134,195	132,969
0.500% due 04/15/2015 (g)(i)		39,552	39,045
0.625% due 07/15/2021 (e)		280,426	284,567
0.625% due 02/15/2043 (e)		11,598	10,961
0.750% due 02/15/2042 (i)		2,207	2,155
1.125% due 01/15/2021 (g)(i)		75,001	78,086
1.250% due 07/15/2020 (e)(g)(i)		189,768	199,538
1.375% due 01/15/2020 (e)(g)(i)		132,764	139,547
1.375% due 02/15/2044		87,716	99,739
1.625% due 01/15/2018		19,267	20,181
1.750% due 01/15/2028 (e)		104,041	118,103
1.875% due 07/15/2015		42,723	42,867
1.875% due 07/15/2019 (g)		10,453	11,235
2.000% due 01/15/2016		48,509	49,242
2.000% due 01/15/2026 (e)		128,736	147,860
2.125% due 02/15/2040		32,187	41,898
2.125% due 02/15/2041 (i)		1,084	1,422
2.375% due 01/15/2025 (e)		159,185	187,316
2.375% due 01/15/2027 (e)		139,478	167,347
2.500% due 01/15/2029		46,005	57,278
2.625% due 07/15/2017 (g)(i)		5,499	5,899
3.625% due 04/15/2028		46,532	64,164
3.875% due 04/15/2029 (e)(i)		151,205	217,062

Total U.S. Treasury Obligations (Cost $3,177,989)			3,088,090

MORTGAGE-BACKED SECURITIES 3.2%
American Home Mortgage Investment Trust
1.832% due 09/25/2045		410	397
Arran Residential Mortgages Funding PLC
1.530% due 11/19/2047	EUR	13,713	16,715
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051		$420	449
Banc of America Funding Trust
2.640% due 02/20/2036		978	973
2.799% due 01/20/2047 ^		460	369
Banc of America Mortgage Trust
2.315% due 11/25/2034		80	77
2.680% due 06/25/2035		181	174
2.730% due 02/25/2036 ^		689	592
6.500% due 09/25/2033		25	26
Banc of America Re-REMIC Trust
5.588% due 06/24/2050		1,503	1,570
5.649% due 02/17/2051		919	967
BCAP LLC Trust
5.041% due 03/26/2037		1,951	1,927
Bear Stearns Adjustable Rate Mortgage Trust
2.190% due 08/25/2035		352	357
2.290% due 08/25/2035		273	275
2.430% due 10/25/2035		1,382	1,366
2.509% due 01/25/2035		628	610

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.515% due 03/25/2035		$121	$122
2.580% due 03/25/2035		487	493
2.656% due 03/25/2035		592	579
Bear Stearns ALT-A Trust
2.612% due 09/25/2035		2,633	2,264
2.655% due 03/25/2036 ^		748	552
Chase Mortgage Finance Trust
2.474% due 02/25/2037		78	77
ChaseFlex Trust
6.000% due 02/25/2037 ^		629	554
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.450% due 01/25/2035		19	17
Citigroup Mortgage Loan Trust, Inc.
1.930% due 09/25/2035		43	42
2.230% due 09/25/2035		204	204
2.280% due 09/25/2035		215	216
2.540% due 05/25/2035		60	60
2.540% due 10/25/2035		1,240	1,231
2.745% due 09/25/2037 ^		1,351	1,214
Commercial Mortgage Trust
3.156% due 07/10/2046		2,040	2,062
Countrywide Alternative Loan Trust
0.340% due 05/25/2047		8,656	7,292
0.345% due 02/20/2047		773	577
0.350% due 05/25/2047		235	196
0.360% due 09/25/2046 ^		7,055	5,973
0.450% due 12/25/2035		40	35
1.113% due 12/25/2035		181	151
6.000% due 01/25/2037 ^		325	277
Countrywide Home Loan Mortgage Pass-Through Trust
2.399% due 11/19/2033		41	40
2.526% due 05/20/2036		185	151
5.500% due 08/25/2035		242	238
Countrywide Home Loan Reperforming REMIC Trust
0.510% due 06/25/2035		177	159
Credit Suisse Mortgage Capital Certificates
5.467% due 09/16/2039		1,142	1,191
5.467% due 09/18/2039		1,219	1,271
Deutsche ALT-B Securities, Inc.
0.270% due 10/25/2036 ^		24	15
First Horizon Alternative Mortgage Securities Trust
2.207% due 06/25/2034		369	362
First Horizon Mortgage Pass-Through Trust
2.572% due 02/25/2035		1,480	1,483
2.612% due 08/25/2035		904	841
Granite Mortgages PLC
0.940% due 09/20/2044	GBP	178	277
Greenpoint Mortgage Funding Trust
0.440% due 11/25/2045		$217	171
0.610% due 06/25/2045		379	333
GS Mortgage Securities Trust
4.592% due 08/10/2043		6,000	6,624
GSR Mortgage Loan Trust
2.669% due 09/25/2035		674	678
2.814% due 01/25/2035		421	417
HarborView Mortgage Loan Trust
0.384% due 05/19/2035		120	100
0.444% due 02/19/2036		246	186
0.505% due 06/20/2035		128	123
IndyMac Mortgage Loan Trust
2.525% due 12/25/2034		250	231
2.750% due 11/25/2035 ^		1,050	949
JPMorgan Chase Commercial Mortgage Securities Trust
5.794% due 02/12/2051		1,300	1,411
JPMorgan Mortgage Trust
2.140% due 07/27/2037		1,127	979

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.527% due 08/25/2035 ^		$476	$466
2.550% due 08/25/2035		475	471
2.552% due 07/25/2035		349	354
2.581% due 07/25/2035		821	823
2.636% due 02/25/2035		455	447
5.025% due 09/25/2035		166	164
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		219	234
MASTR Adjustable Rate Mortgages Trust
2.639% due 11/21/2034		452	462
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.861% due 11/15/2031		218	213
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.601% due 12/15/2030		214	206
Merrill Lynch Mortgage Investors Trust
0.380% due 02/25/2036		575	531
0.420% due 11/25/2035		448	425
1.156% due 10/25/2035		335	319
1.582% due 10/25/2035		1,110	1,083
5.401% due 12/25/2035		340	318
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		200	217
Morgan Stanley Capital Trust
5.908% due 06/11/2049		580	632
Morgan Stanley Mortgage Loan Trust
2.180% due 06/25/2036		740	711
Residential Accredit Loans, Inc. Trust
0.470% due 08/25/2035		164	127
Royal Bank of Scotland Capital Funding Trust
6.040% due 12/16/2049		2,271	2,406
Sequoia Mortgage Trust
0.365% due 07/20/2036		1,665	1,562
0.864% due 10/19/2026		78	77
Structured Adjustable Rate Mortgage Loan Trust
0.635% due 06/25/2035		46	46
1.515% due 01/25/2035		163	132
2.514% due 08/25/2035		228	212
2.573% due 02/25/2034		255	255
2.586% due 12/25/2034		438	427
Structured Asset Mortgage Investments Trust
0.360% due 06/25/2036		117	97
0.380% due 04/25/2036		500	371
0.414% due 07/19/2035		1,479	1,414
0.824% due 10/19/2034		121	115
Structured Asset Securities Corp. Trust
2.619% due 10/28/2035		69	66
Swan Trust
3.940% due 04/25/2041	AUD	263	217
Vornado DP LLC Trust
4.004% due 09/13/2028		$6,500	7,028
Wachovia Bank Commercial Mortgage Trust
0.241% due 06/15/2020		253	253
WaMu Mortgage Pass-Through Certificates Trust
0.430% due 11/25/2045		234	216
0.460% due 10/25/2045		1,370	1,266
0.843% due 01/25/2047		915	833
0.883% due 05/25/2047		546	470
0.923% due 12/25/2046		126	118
1.113% due 02/25/2046		194	184
1.313% due 11/25/2042		24	24
2.163% due 07/25/2046		812	736
2.163% due 11/25/2046		114	105
2.374% due 12/25/2035		262	242
5.142% due 08/25/2035		138	132

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
2.618% due 09/25/2034		$102	$104

Total Mortgage-Backed Securities (Cost $94,351)			96,573

ASSET-BACKED SECURITIES 2.2%
Access Group, Inc.
1.534% due 10/27/2025		6,984	7,010
Aquilae CLO PLC
0.546% due 01/17/2023	EUR	1,393	1,678
Asset-Backed Funding Certificates Trust
0.870% due 06/25/2034		$975	916
Bear Stearns Asset-Backed Securities Trust
0.830% due 10/25/2032		17	16
BlueMountain CLO Ltd.
0.702% due 11/15/2017		500	500
Carlyle High Yield Partners Ltd.
0.456% due 04/19/2022		1,416	1,396
Citigroup Mortgage Loan Trust, Inc.
0.250% due 01/25/2037		206	140
College Loan Corp. Trust
0.484% due 01/25/2024		800	782
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		1	1
Countrywide Asset-Backed Certificates
0.350% due 07/25/2036		2,379	2,340
0.405% due 04/25/2036		118	117
Credit-Based Asset Servicing and Securitization LLC
0.215% due 11/25/2036		94	53
Equity One Mortgage Pass-Through Trust
0.470% due 04/25/2034		90	75
First Franklin Mortgage Loan Trust
0.850% due 11/25/2035		8,309	8,131
GSAMP Trust
0.240% due 12/25/2036		111	57
HSI Asset Securitization Corp. Trust
0.220% due 10/25/2036		8	4
Magi Funding PLC
0.429% due 04/11/2021	EUR	424	510
Merrill Lynch Mortgage Investors Trust
0.250% due 09/25/2037		$26	10
0.290% due 02/25/2037		411	193
Morgan Stanley IXIS Real Estate Capital Trust
0.220% due 11/25/2036		13	7
Nautique Funding Ltd.
0.481% due 04/15/2020		439	435
North Carolina State Education Assistance Authority
0.684% due 10/26/2020		1,013	1,015
NYLIM Flatiron CLO Ltd.
0.452% due 08/08/2020		283	282
OneMain Financial Issuance Trust
2.470% due 09/18/2024		14,700	14,758
Park Place Securities, Inc.
0.430% due 09/25/2035		11	11
Penta CLO S.A.
0.398% due 06/04/2024	EUR	2,859	3,428
RAAC Trust
0.360% due 09/25/2045		$453	450
Renaissance Home Equity Loan Trust
0.930% due 12/25/2032		65	62
Securitized Asset-Backed Receivables LLC Trust
0.230% due 12/25/2036 ^		370	136
SLM Student Loan Trust
0.274% due 04/25/2019		8,800	8,750
0.684% due 01/25/2017		88	88
1.734% due 04/25/2023		9,881	10,159

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Soundview Home Loan Trust
0.230% due 11/25/2036		$59	$23
Structured Asset Securities Corp. Mortgage Loan Trust
1.656% due 04/25/2035		575	558
Symphony CLO Ltd.
0.472% due 05/15/2019		2,525	2,508
Wood Street CLO BV
0.433% due 03/29/2021	EUR	236	285

Total Asset-Backed Securities (Cost $65,782)			66,884

SOVEREIGN ISSUES 15.5%
Autonomous Community of Catalonia
4.950% due 02/11/2020		1,000	1,347
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	48,300	14,253
0.000% due 01/01/2018		38,500	10,114
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		136,447	46,492
10.000% due 01/01/2025		18,400	6,063
Colombian TES
3.000% due 03/25/2033 (b)	COP	7,483,159	2,752
France Government Bond
0.250% due 07/25/2018 (b)	EUR	20,297	25,016
0.700% due 07/25/2030 (b)		1,104	1,448
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)		9,106	11,443
2.100% due 09/15/2016 (b)		2,036	2,519
2.100% due 09/15/2017 (b)		1,396	1,757
2.100% due 09/15/2021 (b)		19,844	25,983
2.250% due 04/22/2017 (b)		3,592	4,493
2.350% due 09/15/2024 (b)		40,535	54,576
2.550% due 10/22/2016 (b)		1,596	1,997
2.550% due 09/15/2041 (b)		2,936	3,942
3.100% due 09/15/2026 (b)		637	921
5.000% due 09/01/2040		1,100	1,759
5.500% due 11/01/2022		900	1,401
Mexico Government International Bond
4.000% due 11/15/2040 (b)	MXN	31,630	2,417

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 11/08/2046 (b)	MXN	144,973	$11,270
4.500% due 12/04/2025 (b)		32,158	2,576
4.750% due 06/14/2018		65,102	4,408
New South Wales Treasury Corp.
2.500% due 11/20/2035	AUD	488	481
2.750% due 11/20/2025		14,385	13,999
New Zealand Government Bond
2.000% due 09/20/2025	NZD	7,216	5,623
3.000% due 09/20/2030		15,120	13,038
Province of Ontario
3.450% due 06/02/2045	CAD	16,100	14,345
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	84,137	104,614
Republic of Greece Government Bond
4.500% due 07/03/2017	JPY	300,000	2,010
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	6,400	8,297
5.500% due 10/26/2022		$1,900	2,114
Spain Government International Bond
3.800% due 04/30/2024	EUR	15,300	22,163
5.400% due 01/31/2023		29,400	46,560

Total Sovereign Issues (Cost $511,024)			472,191

SHORT-TERM INSTRUMENTS 17.9%

CERTIFICATES OF DEPOSIT 2.1%
Banco Bilbao Vizcaya Argentaria S.A.
0.981% due 10/23/2015		$33,250	33,219
1.082% due 05/16/2016		14,250	14,241
China Construction Bank Corp.
1.700% due 04/16/2015		4,400	4,413
Itau Unibanco Holding S.A.
1.151% due 06/04/2015		11,100	11,100

			62,973

REPURCHASE AGREEMENTS (d) 9.5%
			288,460

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GREECE TREASURY BILLS 1.0%
1.946% due 01/16/2015 - 04/14/2015 (a)	EUR	26,000	$31,302

MEXICO TREASURY BILLS 4.5%
2.975% due 02/05/2015 - 05/14/2015 (a)	MXN	2,023,000	136,434

U.S. TREASURY BILLS 0.8%
0.048% due 01/08/2015 - 05/28/2015 (a)(e)(g)(i)		$25,003	25,000

Total Short-Term Instruments (Cost $547,502)			544,169

Total Investments in Securities (Cost $4,774,104)			4,638,440

		SHARES
INVESTMENTS IN AFFILIATES 5.1%

SHORT-TERM INSTRUMENTS 5.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.1%
PIMCO Short-Term Floating NAV Portfolio		1,037	10
PIMCO Short-Term Floating NAV Portfolio III		15,657,869	155,201

Total Short-Term Instruments (Cost $155,212)			155,211

Total Investments in Affiliates (Cost $155,212)			155,211

Total Investments 157.8% (Cost $4,929,316)			$4,793,651

Financial Derivative Instruments (f)(h) (0.1%) (Cost or Premiums, net $(5,210))			(3,253)

Other Assets and Liabilities, net (57.7%)			(1,753,337)

Net Assets 100.0%			$3,037,061

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.100%	12/30/2014	01/05/2015	$287,010	U.S. Treasury Inflation Protected Securities 0.125% - 1.375% due 01/15/2020 - 07/15/2023	$(293,853)	$287,010	$287,012
SSB	0.000%	12/31/2014	01/02/2015	1,450	Fannie Mae 2.200% - 2.260% due 10/17/2022	(1,480)	1,450	1,450

Total Repurchase Agreements						$(295,333)	$288,460	$288,462

(1)	Includes accrued interest.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.170%	12/30/2014	01/05/2015	$(288,022)	$(287,916)
	0.270%	12/03/2014	01/14/2015	(26,908)	(26,876)
	0.280%	12/02/2014	01/02/2015	(9,264)	(9,265)
	0.290%	12/04/2014	01/14/2015	(14,157)	(14,140)
	0.300%	12/05/2014	01/16/2015	(48,454)	(48,460)
	0.323%	12/08/2014	01/20/2015	(4,002)	(3,964)
	0.353%	12/24/2014	01/26/2015	(4,748)	(4,694)
	0.363%	12/12/2014	01/23/2015	(26,553)	(26,262)
	0.370%	12/15/2014	01/26/2015	(17,481)	(17,426)
	0.430%	12/31/2014	01/07/2015	(518)	(518)
BPG	0.451%	12/22/2014	01/21/2015	(90,191)	(89,702)
FOB	0.210%	01/02/2015	01/06/2015	(333,398)	(333,165)
GSC	0.363%	12/17/2014	01/28/2015	(15,884)	(15,706)
	0.381%	12/19/2014	01/30/2015	(102,411)	(101,736)
	0.420%	12/16/2014	01/09/2015	(3,502)	(3,500)
	0.424%	12/24/2014	01/23/2015	(35,857)	(35,455)
	0.440%	12/17/2014	01/09/2015	(3,849)	(3,848)
MSC	0.180%	11/06/2014	01/05/2015	(50,778)	(50,784)
	0.220%	11/24/2014	01/06/2015	(97,764)	(97,751)
	0.300%	12/04/2014	01/06/2015	(56,000)	(55,987)
	0.320%	12/05/2014	01/06/2015	(93,580)	(93,605)
	0.360%	12/10/2014	01/09/2015	(72,283)	(72,273)
	0.370%	12/11/2014	01/12/2015	(178,073)	(177,965)
	0.384%	12/12/2014	01/15/2015	(55,836)	(55,255)
	0.400%	12/15/2014	01/15/2015	(59,888)	(59,799)
	0.460%	12/19/2014	01/13/2015	(15,175)	(15,158)
TDM	0.172%	10/16/2014	01/16/2015	(8,765)	(8,683)
	0.180%	11/06/2014	01/05/2015	(70,173)	(70,182)
	0.320%	12/08/2014	01/16/2015	(85,915)	(85,729)
	0.333%	12/16/2014	01/27/2015	(5,561)	(5,500)
	0.380%	12/11/2014	01/09/2015	(3,862)	(3,861)
	0.390%	12/12/2014	01/09/2015	(5,592)	(5,592)
	0.490%	12/23/2014	01/06/2015	(4,019)	(4,018)

Total Sale-Buyback Transactions					$(1,884,775)

(2)

As of December 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2014 was $984,139 at a weighted average interest rate of 0.152%.

(3)	Payable for sale-buyback transactions includes $(1,938) of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	01/01/2045	$74,000	$(76,822)	$(77,108)
Fannie Mae	3.500%	02/01/2045	84,000	(87,070)	(87,299)

Total Short Sales				$(163,892)	$(164,407)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(e)	Securities with an aggregate market value of $1,888,442 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$287,012	$0	$0	$0	$287,012	$(293,853)	$(6,841)
SSB	1,450	0	0	0	1,450	(1,480)	(30)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Master Securities Forward Transaction Agreement
BCY	$0	$0	$(439,521)	$0	$(439,521)	$439,167	$(354)
BPG	0	0	(89,702)	0	(89,702)	90,262	560
FOB	0	0	(333,165)	0	(333,165)	334,222	1,057
GSC	0	0	(160,245)	0	(160,245)	161,093	848
MSC	0	0	(678,577)	0	(678,577)	678,598	21
TDM	0	0	(183,565)	0	(183,565)	184,368	803

Total Borrowings and Other Financing Transactions	$288,462	$0	$(1,884,775)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note March Futures	$126.000	02/20/2015	128	$(76)	$(80)

Total Written Options				$(76)	$(80)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	336	$(11)	$0	$(13)
90-Day Eurodollar June Futures	Short	06/2015	847	(1)	0	(11)
90-Day Eurodollar June Futures	Short	06/2016	336	1	0	(8)
90-Day Eurodollar March Futures	Short	03/2016	423	29	0	(5)
90-Day Eurodollar September Futures	Short	09/2015	921	25	0	(11)
90-Day Eurodollar September Futures	Short	09/2016	336	(6)	0	(13)
Euro-Bund 10-Year Bond March Futures	Short	03/2015	20	(52)	0	(1)
U.S. Treasury 10-Year Note March Futures	Long	03/2015	315	333	125	0
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	141	45	40	0
U.S. Treasury Ultra Long-Term Bond March Futures	Long	03/2015	41	307	14	0

Total Futures Contracts				$670	$179	$(62)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
Index/Tranches						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$ 5,900	$375	$(11)	$6	$0
CDX.IG-23 5-Year Index	1.000%	12/20/2019	7,100	116	(2)	0	0
iTraxx Europe 22 10-Year Index	1.000%	12/20/2024	EUR 1,400	(1)	1	0	(3)

				$490	$(12)	$6	$(3)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	12/17/2024	$	28,100	$(1,860)	$(1,009)	$0	$(31)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		2,400	(29)	(194)	0	(3)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		51,900	(8,818)	(11,176)	0	(80)
Receive	3-Month USD-LIBOR	3.500%	12/17/2044		18,300	(3,163)	(2,381)	0	(29)
Receive	6-Month EUR-EURIBOR	2.000%	01/29/2024	EUR	3,800	(594)	(563)	0	(5)
Receive	6-Month EUR-EURIBOR	1.000%	12/17/2024		26,300	(600)	(549)	0	(34)
Receive	6-Month EUR-EURIBOR	1.250%	03/18/2025		20,400	(980)	(1,157)	0	(27)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		61,800	(9,964)	(10,818)	0	(243)
Receive	6-Month GBP-LIBOR	2.088%	12/04/2024	GBP	47,000	(1,759)	(1,761)	0	(344)
Receive	6-Month GBP-LIBOR	2.750%	03/18/2025		17,100	(2,159)	(452)	0	(132)
Pay	28-Day MXN-TIIE	5.630%	10/11/2021	MXN	490,700	(210)	(556)	133	0
Pay	28-Day MXN-TIIE	5.670%	11/09/2021		154,900	(50)	(50)	43	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		39,800	(31)	(31)	11	0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		95,100	(3)	44	27	0

						$(30,220)	$(30,653)	$214	$(928)

Total Swap Agreements						$(29,730)	$(30,665)	$220	$(931)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(g)	Securities with an aggregate market value of $18,212 and cash of $2,714 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$179	$220	$399		$(80)		$(62)	$(931)	$(1,073)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2015		BRL	23,405	$		9,487	$682	$0
	01/2015		EUR	10,213			12,695	337	0
	01/2015	$		8,812		BRL	23,405	0	(7)
	01/2015			18,427		GBP	11,792	0	(47)
	02/2015		GBP	11,792	$		18,422	47	0
	02/2015		KRW	12,456,486			11,430	70	0
	07/2015	$		3,837		BRL	10,612	0	(41)

BPS	01/2015		BRL	49,199	$		18,632	298	(174)
	01/2015	$		18,522		BRL	49,199	0	(14)
	02/2015		MXN	1,547,883	$		105,957	1,240	0
	06/2015		COP	5,125,605			2,227	93	0

BRC	02/2015		MXN	20,028			1,426	71	0
	02/2015	$		16,772		BRL	43,383	0	(578)
	02/2015			1,101		MXN	14,969	0	(88)

CBK	01/2015		BRL	88	$		38	5	0
	01/2015		EUR	33,226			41,260	1,055	0
	01/2015	$		3,791		AUD	4,461	0	(149)
	01/2015			33		BRL	88	0	0
	01/2015			63,690		INR	3,977,578	0	(911)
	02/2015		MXN	41,780	$		2,955	128	0
	02/2015	$		146		MXN	1,998	0	(11)
	05/2015		MXN	537,303	$		36,419	293	0

DUB	01/2015	$		72,263		JPY	8,707,000	428	0
	02/2015		JPY	8,707,000	$		72,281	0	(427)

FBF	01/2015		BRL	74,867			31,469	3,305	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2015		GBP	10,144	$		15,924	$113	$0
	01/2015		JPY	5,360,600			45,300	546	0
	01/2015	$		28,186		BRL	74,867	0	(21)

GLM	01/2015		BRL	235,888	$		91,553	2,813	0
	01/2015		JPY	3,346,400			28,339	402	0
	01/2015	$		90,691		BRL	235,888	0	(1,952)
	01/2015			503,550		EUR	413,288	0	(3,451)
	02/2015		EUR	413,288	$		503,699	3,445	0
	03/2015		CAD	4,649			3,987	0	(9)
	07/2015		BRL	235,888			86,012	1,622	0

HUS	01/2015		AUD	21,965			18,788	856	0
	01/2015		GBP	872			1,370	11	0
	01/2015		NZD	22,121			17,259	3	0
	01/2015		ZAR	11,855			1,049	28	0
	02/2015		MXN	18,472			1,320	70	0
	02/2015	$		11,243		BRL	28,900	0	(456)
	03/2015		CAD	11,910	$		10,266	29	0

JPM	01/2015		BRL	45,926			19,383	2,106	0
	01/2015		GBP	776			1,218	8	0
	01/2015	$		17,353		BRL	45,926	0	(76)
	02/2015		MXN	68,519	$		4,983	348	0
	02/2015	$		190		MXN	2,584	0	(15)

MSB	01/2015		BRL	65,420	$		24,454	12	(169)
	01/2015		EUR	369,849			459,628	12,092	0
	01/2015	$		14,333		AUD	17,504	0	(42)
	01/2015			24,622		BRL	65,420	0	(11)
	01/2015			17,198		NZD	22,121	58	0
	02/2015		AUD	17,504	$		14,302	42	0
	02/2015		BRL	65,420			24,413	0	(6)
	02/2015		MXN	96,377			6,816	296	0
	02/2015		NZD	22,121			17,149	0	(59)
	02/2015	$		1,032		GBP	663	1	0

RBC	02/2015		MXN	436,151	$		30,839	1,332	0
	02/2015	$		30,010		MXN	401,899	0	(2,821)

SCX	02/2015		KRW	10,895	$		10	0	0

UAG	01/2015		BRL	31,241			11,609	214	(358)
	01/2015	$		11,761		BRL	31,241	0	(9)
	01/2015			6,263		PLN	21,031	0	(330)
	02/2015		MYR	62,320	$		18,919	1,205	0
	02/2015	$		844		MXN	12,219	0	(17)
	02/2015			19,167		MYR	62,970	0	(1,268)

Total Forward Foreign Currency Contracts								$35,704	$(13,517)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.045%	03/20/2015	$	82,000	$851	$461

GLM	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.426%	03/18/2015		106,000	466	272

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017		19,000	2,660	2,380

								$3,977	$3,113

Total Purchased Options								$3,977	$3,113

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	5,100	$(10)	$(6)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		5,100	(9)	(1)

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		9,700	(7)	(9)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		9,700	(20)	(9)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	01/21/2015	$	5,000	$(7)	$0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	5,500	(7)	(7)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		5,500	(15)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		2,900	(7)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		7,000	(17)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.500%	03/18/2015		57,100	(43)	(41)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	03/18/2015		57,100	(108)	(100)

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		9,500	(13)	(11)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		9,500	(27)	(1)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		4,700	(4)	(4)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		4,700	(9)	(5)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.500%	03/18/2015		27,400	(25)	(19)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	03/18/2015		27,400	(47)	(48)

							$(375)	$(261)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$	9,770	$(233)	$(596)

JPM	Call - OTC USD versus INR	INR	65.000	03/10/2015		15,900	(186)	(125)

							$(419)	$(721)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	TBD	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$3,900	$(34)	$(15)

CBK	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	33,400	(298)	(8)
	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	4,400	(57)	(1)

DUB	Floor - OTC YOY CPURNSA Index	TBD	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	5,100	(49)	(34)

JPM	Cap - OTC CPURNSA Index	TBD	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	34,300	(250)	(68)
	Cap - OTC CPURNSA Index	TBD	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,900	(20)	(6)

						$(708)	$(132)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.545%	03/20/2015	$ 82,000	$(1,047)	$(1,038)

GLM	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.926%	03/18/2015	106,000	(482)	(443)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	02/18/2015	17,200	(79)	(146)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	02/18/2015	17,200	(91)	(10)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017	79,800	(2,660)	(2,564)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	02/18/2015	97,100	(468)	(824)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	02/18/2015	97,100	(511)	(57)

							$(5,338)	$(5,082)

Total Written Options							$(6,840)	$(6,196)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	202	$1,125,500	EUR	7,600	GBP	0	$(5,390)
Sales	569	1,016,131		739,800		10,660	(11,032)
Closing Buys	0	(15,500)		(56,800)		(10,660)	583
Expirations	(202)	(1,439,988)		(398,000)		0	8,140
Exercised	(441)	(75,073)		(44,700)		0	783

Balance at End of Period	128	$611,070	EUR	247,900	GBP	0	$(6,916)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Marsh & McLennan Cos., Inc.	(0.830%	)	09/20/2015	0.018%	$ 2,000	$0	$(12)	$0	$(12)

DUB	Cardinal Health, Inc.	(0.590%	)	06/20/2017	0.097%	300	0	(4)	0	(4)
	Marsh & McLennan Cos., Inc.	(0.600%	)	09/20/2015	0.018%	2,000	0	(9)	0	(9)

							$0	$(25)	$0	$(25)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.681%	$	8,200	$(421)	$200	$0	$(221)
	Indonesia Government International Bond	1.000%	12/20/2019	1.516%		2,200	(52)	(1)	0	(53)
	Italy Government International Bond	1.000%	03/20/2019	1.069%		2,500	(43)	37	0	(6)
	JPMorgan Chase & Co.	1.000%	12/20/2019	0.604%		5,900	120	(7)	113	0
	Russia Government International Bond	1.000%	03/20/2019	4.827%		800	(66)	(45)	0	(111)
	South Africa Government International Bond	1.000%	12/20/2019	1.831%		4,400	(195)	26	0	(169)

BRC	Greece Government International Bond	1.000%	06/20/2016	16.554%		500	(28)	(65)	0	(93)
	Indonesia Government International Bond	1.000%	12/20/2019	1.516%		4,200	(134)	34	0	(100)

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.681%		19,000	(958)	446	0	(512)
	South Africa Government International Bond	1.000%	12/20/2019	1.831%		2,700	(97)	(6)	0	(103)

DUB	Brazil Government International Bond	1.000%	03/20/2019	1.681%		1,100	(55)	26	0	(29)
	Italy Government International Bond	1.000%	03/20/2019	1.069%		17,100	(296)	254	0	(42)
	JPMorgan Chase & Co.	1.000%	12/20/2019	0.604%		6,000	126	(10)	116	0

GST	Greece Government International Bond	1.000%	12/20/2015	16.350%	EUR	5,100	(258)	(566)	0	(824)
	Greece Government International Bond	1.000%	12/20/2016	15.723%	$	400	(31)	(59)	0	(90)
	Russia Government International Bond	1.000%	09/20/2019	4.793%		1,300	(72)	(125)	0	(197)

HUS	Russia Government International Bond	1.000%	03/20/2019	4.827%		1,300	(110)	(71)	0	(181)

JPM	Brazil Government International Bond	1.000%	03/20/2019	1.681%		100	(5)	2	0	(3)
	Russia Government International Bond	1.000%	09/20/2019	4.793%		700	(39)	(67)	0	(106)

MYC	Brazil Government International Bond	1.000%	03/20/2019	1.681%		300	(15)	7	0	(8)
	Greece Government International Bond	1.000%	06/20/2015	13.929%	EUR	1,900	(88)	(45)	0	(133)

							$(2,717)	$(35)	$229	$(2,981)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044	GBP	3,900	$8	$313	$321	$0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		7,500	3	475	478	0
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/10/2019	EUR	1,700	1	(19)	0	(18)

BPS	Pay	1-Month GBP-UKRPI	3.125%	12/15/2024	GBP	4,800	0	62	62	0
	Pay	1-Month GBP-UKRPI	3.170%	12/15/2024		11,300	(2)	239	237	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	2,500	$17	$208	$225	$0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	44,400	(24)	(117)	0	(141)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	$	87,000	132	(4,650)	0	(4,518)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		30,300	495	(3,095)	0	(2,600)

BRC	Receive	1-Year BRL-CDI	12.000%	01/04/2021	BRL	15,000	(89)	90	1	0
	Receive	3-Month USD-CPURNSA Index	2.018%	08/19/2017	$	17,900	0	(557)	0	(557)

CBK	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	2,000	(67)	195	128	0

DUB	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	14,300	(10)	(35)	0	(45)
	Receive	1-Year BRL-CDI	12.000%	01/04/2021		21,500	(117)	119	2	0
	Receive	3-Month USD-CPURNSA Index	1.940%	10/07/2016	$	25,800	0	(702)	0	(702)
	Receive	3-Month USD-CPURNSA Index	1.860%	11/05/2016		22,300	0	(553)	0	(553)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		19,100	(8)	(446)	0	(454)
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016		13,100	0	(320)	0	(320)
	Receive	3-Month USD-CPURNSA Index	1.930%	02/10/2017		9,200	0	(218)	0	(218)
	Receive	3-Month USD-CPURNSA Index	2.173%	11/01/2018		16,200	0	(649)	0	(649)

FBF	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	700	11	(5)	6	0
	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044		3,300	(24)	297	273	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		2,200	(71)	212	141	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		1,400	2	127	129	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	27,400	(16)	(71)	0	(87)

GLM	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044	GBP	3,800	(1)	79	78	0
	Receive	3-Month USD-CPURNSA Index	1.730%	04/15/2016	$	60,300	(128)	(1,340)	0	(1,468)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017		43,800	24	(2,244)	0	(2,220)
	Receive	3-Month USD-CPURNSA Index	1.942%	04/15/2017		73,000	0	(2,325)	0	(2,325)
	Receive	3-Month USD-CPURNSA Index	2.175%	10/01/2018		26,500	49	(1,116)	0	(1,067)

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	2,300	16	159	175	0
	Pay	3-Month EUR-EXT-CPI Index	0.700%	12/15/2018	EUR	3,700	(4)	(54)	0	(58)

MYC	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	1,500	12	84	96	0

RYL	Receive	3-Month USD-CPURNSA Index	1.935%	10/23/2016	$	13,100	(39)	(316)	0	(355)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		61,200	109	(3,287)	0	(3,178)

UAG	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	6,000	(11)	(23)	0	(34)
	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019	EUR	19,500	0	(387)	0	(387)
	Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	19,300	43	891	934	0
	Pay	28-Day MXN-TIIE	5.630%	10/11/2021	MXN	507,600	135	(373)	0	(238)

							$446	$(19,352)	$3,286	$(22,192)

Total Swap Agreements							$(2,271)	$(19,412)	$3,515	$(25,198)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(i)	Securities with an aggregate market value of $24,304 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$1,136	$0	$912	$2,048	$(95)	$0	$(590)	$(685)	$1,363	$(1,370)	$(7)
BPS	1,631	0	524	2,155	(188)	(22)	(7,259)	(7,469)	(5,314)	5,696	382
BRC	71	0	1	72	(666)	0	(750)	(1,416)	(1,344)	1,624	280
CBK	1,481	0	128	1,609	(1,071)	(27)	(615)	(1,713)	(104)	653	549
DUB	428	461	118	1,007	(427)	(1,668)	(3,025)	(5,120)	(4,113)	4,102	(11)
FBF	3,964	0	549	4,513	(21)	0	(87)	(108)	4,405	(4,380)	25
GLM	8,282	272	78	8,632	(5,412)	(443)	(7,080)	(12,935)	(4,303)	4,503	200
GST	0	0	0	0	0	(148)	(1,111)	(1,259)	(1,259)	1,113	(146)
HUS	997	0	0	997	(456)	0	(181)	(637)	360	(480)	(120)
JPM	2,462	0	175	2,637	(91)	(443)	(167)	(701)	1,936	(1,980)	(44)
MSB	12,501	0	0	12,501	(287)	0	0	(287)	12,214	(9,830)	2,384
MYC	0	2,380	96	2,476	0	(3,445)	(141)	(3,586)	(1,110)	695	(415)
RBC	1,332	0	0	1,332	(2,821)	0	0	(2,821)	(1,489)	1,525	36
RYL	0	0	0	0	0	0	(3,533)	(3,533)	(3,533)	3,631	98
UAG	1,419	0	934	2,353	(1,982)	0	(659)	(2,641)	(288)	264	(24)

Total Over the Counter	$35,704	$3,113	$3,515	$42,332	$(13,517)	$(6,196)	$(25,198)	$(44,911)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$179	$179
Swap Agreements	0	6	0	0	214	220

	$0	$6	$0	$0	$393	$399

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35,704	$0	$35,704
Purchased Options	0	0	0	0	3,113	3,113
Swap Agreements	0	229	0	0	3,286	3,515

	$0	$229	$0	$35,704	$6,399	$42,332

	$0	$235	$0	$35,704	$6,792	$42,731

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$80	$80
Futures	0	0	0	0	62	62
Swap Agreements	0	3	0	0	928	931

	$0	$3	$0	$0	$1,070	$1,073

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,517	$0	$13,517
Written Options	0	261	0	721	5,214	6,196
Swap Agreements	0	3,006	0	0	22,192	25,198

	$0	$3,267	$0	$14,238	$27,406	$44,911

	$0	$3,270	$0	$14,238	$28,476	$45,984

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$70	$70
Futures	0	627	0	0	3,461	4,088
Swap Agreements	0	267	0	0	(15,499)	(15,232)

	$0	$894	$0	$0	$(11,968)	$(11,074)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$46,415	$0	$46,415
Purchased Options	0	0	0	0	(2,021)	(2,021)
Written Options	0	1,377	0	1,207	5,880	8,464
Swap Agreements	0	522	0	0	7,158	7,680

	$0	$1,899	$0	$47,622	$11,017	$60,538

	$0	$2,793	$0	$47,622	$(951)	$49,464

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$27	$27
Futures	0	0	0	0	4,432	4,432
Swap Agreements	0	(12)	0	0	(42,823)	(42,835)

	$0	$(12)	$0	$0	$(38,364)	$(38,376)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,962	$0	$22,962
Purchased Options	0	0	0	0	(623)	(623)
Written Options	0	114	0	(301)	(2,389)	(2,576)
Swap Agreements	0	(14)	0	0	(12,832)	(12,846)

	$0	$100	$0	$22,661	$(15,844)	$6,917

	$0	$88	$0	$22,661	$(54,208)	$(31,459)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$205,105	$874	$205,979
Industrials	0	12,565	0	12,565
Utilities	0	51,074	0	51,074
Municipal Bonds & Notes
West Virginia	0	594	0	594
U.S. Government Agencies	0	100,321	0	100,321
U.S. Treasury Obligations	0	3,088,090	0	3,088,090
Mortgage-Backed Securities	0	94,036	2,537	96,573
Asset-Backed Securities	0	52,126	14,758	66,884
Sovereign Issues	0	472,191	0	472,191
Short-Term Instruments
Certificates of Deposit	0	62,973	0	62,973
Repurchase Agreements	0	288,460	0	288,460
Greece Treasury Bills	0	31,302	0	31,302
Mexico Treasury Bills	0	136,434	0	136,434
U.S. Treasury Bills	0	25,000	0	25,000
	$0	$4,620,271	$18,169	$4,638,440

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$155,211	$0	$0	$155,211

Total Investments	$155,211	$4,620,271	$18,169	$4,793,651

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(164,407)	$0	$(164,407)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	179	220	0	399
Over the counter	0	42,332	0	42,332
	$179	$42,552	$0	$42,731

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(62)	(1,011)	0	(1,073)
Over the counter	0	(44,911)	0	(44,911)
	$(62)	$(45,922)	$0	$(45,984)

Totals	$155,328	$4,452,494	$18,169	$4,625,991

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes

ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements (Cont.)

obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$854,125	$223,426	$(1,077,540)	$(62)	$61	$10	$27	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$684,977	$4,452,926	$(4,982,650)	$(222)	$170	$155,201	$325	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative

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instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

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Notes to Financial Statements (Cont.)

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no

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credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront

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Notes to Financial Statements (Cont.)

payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic

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conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master

Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master

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Notes to Financial Statements (Cont.)

Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class

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Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Purchases	Sales
$284,955	$87,867

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$3,522,388	$3,569,189	$810,453	$325,223

ANNUAL REPORT	DECEMBER 31, 2014	37

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3,417	$44,647	3,426	$46,102
Administrative Class	19,888	259,777	35,473	482,183
Advisor Class	5,715	74,239	12,959	177,129
Issued as reinvestment of distributions
Institutional Class	179	2,356	293	3,753
Administrative Class	2,813	37,161	5,691	72,684
Advisor Class	484	6,407	917	11,674
Cost of shares redeemed
Institutional Class	(1,963)	(25,484)	(3,472)	(47,591)
Administrative Class	(54,452)	(709,903)	(77,119)	(1,038,926)
Advisor Class	(5,236)	(68,111)	(6,624)	(89,539)
Net increase (decrease) resulting from Portfolio share transactions	(29,155)	$(378,911)	(28,456)	$(382,531)

As of December 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 45% of the Portfolio. One shareholder is a related party and comprises 16% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$116,287	$—	$(197,321)	$(561)	$(27,264)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2014, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$27,264

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$4,938,767	$29,670	$(174,786)	$(145,116)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Treasury Inflation-Protected securities, sale/buyback transactions, and Lehman securities.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$45,924	$—	$—
12/31/2013	$72,851	$15,261	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

40	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	INR	Indian Rupee	NZD	New Zealand Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	PLN	Polish Zloty
COP	Colombian Peso	KRW	South Korean Won	USD (or $)	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPI	Consumer Price Index	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index
CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To Be Determined
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	YOY	Year-Over-Year

ANNUAL REPORT	DECEMBER 31, 2014	41

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	43

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

44	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT61AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Real Return Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	64.4%
Short-Term Instruments‡	14.6%
Sovereign Issues	9.9%
Corporate Bonds & Notes	5.6%
U.S. Government Agencies	2.1%
Other	3.4%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	Class Inception (02/28/2006)
PIMCO Real Return Portfolio Advisor Class	2.99%	4.10%	4.57%
Barclays U.S. TIPS Index±	3.64%	4.11%	4.63%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.80% for Advisor Class shares.

± Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$967.40	$1,021.29
Expenses Paid During Period†	$3.99	$4.10
Net Annualized Expense Ratio	0.80%	0.80%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited absolute performance as U.S. TIPS generally posted positive returns over the reporting period.

»	Exposure to Australian real duration (or sensitivity to changes in real interest rates) benefited relative performance as Australian real yields declined over the reporting period.

»	Exposure to Italian real duration benefited relative performance as Italian real yields declined over the reporting period.

»	Short exposure to the euro and Japanese yen during most of the reporting period benefited performance as both currencies depreciated relative to the U.S. dollar over this period.

»	Short exposure to longer-maturity nominal U.S. interest rates detracted from relative performance as U.S. nominal yields declined over the reporting period.

»	Short exposure to longer-maturity nominal European interest rates detracted from relative performance as interest rates declined in this region over the reporting period.

»	An underweight to longer-maturity U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from relative performance as long-term real rates declined over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Real Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Advisor Class
Net asset value beginning of year	$12.60	$14.25	$13.95	$13.14	$12.44
Net investment income (a)	0.27	0.08	0.17	0.24	0.17
Net realized/unrealized gain (loss)	0.11	(1.41)	1.04	1.27	0.82
Net increase (decrease) from investment operations	0.38	(1.33)	1.21	1.51	0.99
Dividends from net investment income	(0.17)	(0.22)	(0.14)	(0.28)	(0.17)
Distributions from net realized capital gains	0.00	(0.10)	(0.77)	(0.42)	(0.12)
Total distributions	(0.17)	(0.32)	(0.91)	(0.70)	(0.29)
Net asset value end of year	$12.81	$12.60	$14.25	$13.95	$13.14
Total return	2.99%	(9.31)%	8.64%	11.56%	8.00%
Net assets end of year (000s)	$481,759	$461,586	$418,629	$504,229	$175,026
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.75%	0.76%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	2.06%	0.57%	1.17%	1.74%	1.32%
Portfolio turnover rate	96%	34%	46%	381%	489%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$4,638,440
Investments in Affiliates	155,211
Financial Derivative Instruments
Exchange-traded or centrally cleared	399
Over the counter	42,332
Deposits with counterparty	2,548
Foreign currency, at value	3,835
Receivable for investments sold	613,090
Receivable for Portfolio shares sold	10,545
Interest receivable	22,182
Dividends receivable from Affiliates	38
5,488,620

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$1,884,775
Payable for short sales	164,407
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,073
Over the counter	44,911
Payable for investments purchased	177,667
Payable for investments in Affiliates purchased	155,038
Deposits from counterparty	18,244
Payable for Portfolio shares redeemed	3,217
Accrued investment advisory fees	671
Accrued supervisory and administrative fees	670
Accrued distribution fees	106
Accrued servicing fees	317
Other liabilities	463
2,451,559

Net Assets	$3,037,061

Net Assets Consist of:
Paid in capital	$3,145,921
Undistributed net investment income	93,003
Accumulated undistributed net realized (loss)	(37,048)
Net unrealized (depreciation)	(164,815)
$3,037,061

Net Assets:
Institutional Class	$161,389
Administrative Class	2,393,913
Advisor Class	481,759

Shares Issued and Outstanding:
Institutional Class	12,595
Administrative Class	186,822
Advisor Class	37,596

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.81
Administrative Class	12.81
Advisor Class	12.81

Cost of Investments in Securities	$4,774,104
Cost of Investments in Affiliates	$155,212
Cost of Foreign Currency Held	$3,844
Proceeds Received on Short Sales	$163,892
Cost or Premiums of Financial Derivative Instruments, net	$(5,210)

* Includes repurchase agreements of:	$288,460

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest, net of foreign taxes*	$93,378
Dividends from Investments in Affiliates	352
Total Income	93,730

Expenses:
Investment advisory fees	8,144
Supervisory and administrative fees	8,145
Servicing fees - Administrative Class	3,925
Distribution and/or servicing fees - Advisor Class	1,220
Trustee fees	40
Interest expense	1,531
Total Expenses	23,005

Net Investment Income	70,725

Net Realized Gain (Loss):
Investments in securities	1,001
Investments in Affiliates	(284)
Exchange-traded or centrally cleared financial derivative instruments	(11,074)
Over the counter financial derivative instruments	60,538
Foreign currency	(1,766)
Net Realized Gain	48,415

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	20,942
Investments in Affiliates	231
Exchange-traded or centrally cleared financial derivative instruments	(38,376)
Over the counter financial derivative instruments	6,917
Foreign currency assets and liabilities	(749)
Net Change in Unrealized (Depreciation)	(11,035)
Net Gain	37,380

Net Increase in Net Assets Resulting from Operations	$108,105

* Foreign tax withholdings	$12

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

(Decrease) in Net Assets from:

Operations:
Net investment income	$70,725	$23,083
Net realized gain (loss)	48,415	(18,406)
Net change in unrealized (depreciation)	(11,035)	(378,198)
Net increase (decrease) in net assets resulting from operations	108,105	(373,521)

Distributions to Shareholders:
From net investment income
Institutional Class	(2,356)	(2,704)
Administrative Class	(37,161)	(50,366)
Advisor Class	(6,407)	(7,941)
From net realized capital gains
Institutional Class	0	(1,049)
Administrative Class	0	(22,319)
Advisor Class	0	(3,733)

Total Distributions	(45,924)	(88,112)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(378,911)	(382,531)

Total (Decrease) in Net Assets	(316,730)	(844,164)

Net Assets:
Beginning of year	3,353,791	4,197,955
End of year*	$3,037,061	$3,353,791

*Including undistributed net investment income of:	$93,003	$20,201

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Cash flows provided by operating activities:

Net increase in net assets resulting from operations	$108,105

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(4,364,778)
Proceeds from sales of long-term securities	3,956,925
Proceeds from sales of short-term portfolio investments, net	1,379,245
Decrease in deposits with counterparty	1,106
(Increase) in receivable for investments sold	(613,090)
(Increase) in interest and dividends receivable	(4,530)
(Increase) in exchange-traded or centrally cleared derivatives	(46,930)
Decrease in over the counter derivatives	63,926
Increase in payable for investments purchased	322,897
Increase in deposits from counterparty	11,344
(Decrease) in accrued investment advisory fees	(41)
(Decrease) in accrued supervisory and administrative fees	(42)
Increase in accrued distribution fee	7
(Decrease) in accrued servicing fee	(35)
Proceeds from short sales transactions, net	163,892
Payments on currency transactions	(2,515)
(Decrease) in reimbursement to PIMCO	(47)
Increase in other liabilities	37
Net Realized (Gain) Loss
Investments in securities	(1,001)
Investments in Affiliates	284
Exchange-traded or centrally cleared financial derivative instruments	11,074
Over the counter financial derivative instruments	(60,538)
Foreign currency	1,766
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(20,942)
Investments in Affiliates	(231)
Exchange-traded or centrally cleared financial derivative instruments	38,376
Over the counter financial derivative instruments	(6,917)
Foreign currency assets and liabilities	749
Net amortization (accretion) on investments	13,678
Net cash provided by operating activities	951,774

Cash flows (used for) financing activities:
Proceeds from shares sold	395,489
Payments on shares redeemed	(804,448)
Cash dividend paid*	0
Proceeds from reverse repurchase agreements	251,247
Payments on reverse repurchase agreements	(251,247)
Proceeds from sale-buyback transactions	16,032,451
Payments on sale-buyback transactions	(16,574,052)
Net cash (used for) financing activities	(950,560)

Net Increase in Cash and Foreign Currency	1,214

Cash and Foreign Currency:
Beginning of year	2,621
End of year	$3,835

* Reinvestment of dividends	$45,924

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$1,107

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Real Return Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 152.7%

CORPORATE BONDS & NOTES 8.9%

BANKING & FINANCE 6.8%
Ally Financial, Inc.
2.750% due 01/30/2017		$1,800	$1,799
4.625% due 06/26/2015		1,900	1,917
5.500% due 02/15/2017		2,500	2,631
8.300% due 02/12/2015		100	101
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2016	EUR	1,000	1,294
Banco Popolare SC
3.500% due 03/14/2019		800	1,010
Banco Santander Chile
1.831% due 01/19/2016		$8,200	8,241
Bankia S.A.
0.285% due 01/25/2016	EUR	1,300	1,564
3.500% due 12/14/2015		8,600	10,726
3.500% due 01/17/2019		3,200	4,181
Barclays Bank PLC
2.010% due 12/21/2020	MXN	12,500	874
BBVA Bancomer S.A.
6.500% due 03/10/2021		$600	653
Bear Stearns Cos. LLC
7.250% due 02/01/2018		9,100	10,495
BNP Paribas S.A.
0.542% due 11/07/2015		23,600	23,569
BPCE S.A.
0.802% due 11/18/2016		13,700	13,716
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	2,700	3,349
2.875% due 05/19/2016		7,100	8,783
Citigroup, Inc.
0.752% due 05/01/2017		$32,900	32,835
Credit Agricole S.A.
7.875% due 01/23/2024 (c)		5,200	5,306
Credit Suisse Group AG
7.500% due 12/11/2023 (c)		3,600	3,753
Depfa ACS Bank
3.875% due 11/14/2016	EUR	700	904
Eksportfinans ASA
2.375% due 05/25/2016		$4,700	4,723
GMAC International Finance BV
7.500% due 04/21/2015	EUR	300	369
Intesa Sanpaolo SpA
3.125% due 01/15/2016		$3,600	3,658
JPMorgan Chase & Co.
0.784% due 04/25/2018		10,000	9,985
LBG Capital PLC
15.000% due 12/21/2019	GBP	2,130	4,571
15.000% due 12/21/2019	EUR	70	126
Lehman Brothers Holdings, Inc.
1.000% due 09/27/2027 ^		$100	15
Lloyds Banking Group PLC
7.625% due 06/27/2023 (c)	GBP	1,800	2,810
Navient Corp.
6.250% due 01/25/2016		$2,500	2,606
Rabobank Group
0.563% due 04/28/2017		32,900	32,896
4.000% due 09/10/2015	GBP	2,900	4,616
State Bank of India
2.381% due 01/21/2016		$400	399
Turkiye Garanti Bankasi A/S
2.731% due 04/20/2016		1,500	1,504

			205,979

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 0.4%
California Resources Corp.
5.500% due 09/15/2021		$8,000	$6,880
Chesapeake Energy Corp.
3.481% due 04/15/2019		1,000	983
DISH DBS Corp.
7.125% due 02/01/2016		200	211
7.750% due 05/31/2015		600	617
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	3,900	3,874

			12,565

UTILITIES 1.7%
BellSouth Corp.
4.182% due 04/26/2021		$31,900	32,217
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	1,700	2,818
Dynegy Finance, Inc.
6.750% due 11/01/2019		$8,000	8,150
Electricite de France S.A.
0.691% due 01/20/2017		5,900	5,922
1.150% due 01/20/2017		1,800	1,800
RWE AG
7.000% due 03/20/2019 (c)	GBP	100	167

			51,074

Total Corporate Bonds & Notes (Cost $277,208)			269,618

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		$690	594

Total Municipal Bonds & Notes (Cost $659)			594

U.S. GOVERNMENT AGENCIES 3.3%
Fannie Mae
0.215% due 12/25/2036		78	77
0.320% due 08/25/2034		111	111
0.520% due 07/25/2037 - 05/25/2042		132	132
0.610% due 05/25/2036		94	95
0.850% due 02/25/2041		3,444	3,488
1.315% due 07/01/2044 - 09/01/2044		61	62
2.192% due 05/25/2035		656	676
2.320% due 11/01/2024		10	10
3.500% due 01/01/2045		59,000	61,478
5.282% due 10/01/2035		309	330
Freddie Mac
0.311% due 10/15/2020		618	619
0.391% due 02/15/2019		69	69
0.430% due 08/25/2031		64	63
0.611% due 08/15/2033		2,803	2,816
1.315% due 10/25/2044 - 02/25/2045		5,055	5,122
2.371% due 01/01/2034		118	126
5.502% due 12/01/2035		200	212
Freddie Mac Strips
0.611% due 09/15/2042		11,302	11,410
Ginnie Mae
0.465% due 03/20/2037		3,759	3,769
NCUA Guaranteed Notes
0.607% due 10/07/2020		3,035	3,054

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.717% due 12/08/2020		$4,722	$4,770
Small Business Administration
5.902% due 02/10/2018		268	288
6.020% due 08/01/2028		1,350	1,544

Total U.S. Government Agencies (Cost $99,589)			100,321

U.S. TREASURY OBLIGATIONS 101.7%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (e)		149,351	148,931
0.125% due 04/15/2019 (e)(g)		104,379	103,371
0.125% due 01/15/2022 (e)		200,804	195,783
0.125% due 07/15/2022 (e)(i)		387,583	378,454
0.125% due 01/15/2023 (e)		117,266	113,657
0.125% due 07/15/2024 (e)		30,472	29,413
0.375% due 07/15/2023 (e)(g)(i)		134,195	132,969
0.500% due 04/15/2015 (g)(i)		39,552	39,045
0.625% due 07/15/2021 (e)		280,426	284,567
0.625% due 02/15/2043 (e)		11,598	10,961
0.750% due 02/15/2042 (i)		2,207	2,155
1.125% due 01/15/2021 (g)(i)		75,001	78,086
1.250% due 07/15/2020 (e)(g)(i)		189,768	199,538
1.375% due 01/15/2020 (e)(g)(i)		132,764	139,547
1.375% due 02/15/2044		87,716	99,739
1.625% due 01/15/2018		19,267	20,181
1.750% due 01/15/2028 (e)		104,041	118,103
1.875% due 07/15/2015		42,723	42,867
1.875% due 07/15/2019 (g)		10,453	11,235
2.000% due 01/15/2016		48,509	49,242
2.000% due 01/15/2026 (e)		128,736	147,860
2.125% due 02/15/2040		32,187	41,898
2.125% due 02/15/2041 (i)		1,084	1,422
2.375% due 01/15/2025 (e)		159,185	187,316
2.375% due 01/15/2027 (e)		139,478	167,347
2.500% due 01/15/2029		46,005	57,278
2.625% due 07/15/2017 (g)(i)		5,499	5,899
3.625% due 04/15/2028		46,532	64,164
3.875% due 04/15/2029 (e)(i)		151,205	217,062

Total U.S. Treasury Obligations (Cost $3,177,989)			3,088,090

MORTGAGE-BACKED SECURITIES 3.2%
American Home Mortgage Investment Trust
1.832% due 09/25/2045		410	397
Arran Residential Mortgages Funding PLC
1.530% due 11/19/2047	EUR	13,713	16,715
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051		$420	449
Banc of America Funding Trust
2.640% due 02/20/2036		978	973
2.799% due 01/20/2047 ^		460	369
Banc of America Mortgage Trust
2.315% due 11/25/2034		80	77
2.680% due 06/25/2035		181	174
2.730% due 02/25/2036 ^		689	592
6.500% due 09/25/2033		25	26
Banc of America Re-REMIC Trust
5.588% due 06/24/2050		1,503	1,570
5.649% due 02/17/2051		919	967
BCAP LLC Trust
5.041% due 03/26/2037		1,951	1,927
Bear Stearns Adjustable Rate Mortgage Trust
2.190% due 08/25/2035		352	357
2.290% due 08/25/2035		273	275
2.430% due 10/25/2035		1,382	1,366
2.509% due 01/25/2035		628	610

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.515% due 03/25/2035		$121	$122
2.580% due 03/25/2035		487	493
2.656% due 03/25/2035		592	579
Bear Stearns ALT-A Trust
2.612% due 09/25/2035		2,633	2,264
2.655% due 03/25/2036 ^		748	552
Chase Mortgage Finance Trust
2.474% due 02/25/2037		78	77
ChaseFlex Trust
6.000% due 02/25/2037 ^		629	554
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.450% due 01/25/2035		19	17
Citigroup Mortgage Loan Trust, Inc.
1.930% due 09/25/2035		43	42
2.230% due 09/25/2035		204	204
2.280% due 09/25/2035		215	216
2.540% due 05/25/2035		60	60
2.540% due 10/25/2035		1,240	1,231
2.745% due 09/25/2037 ^		1,351	1,214
Commercial Mortgage Trust
3.156% due 07/10/2046		2,040	2,062
Countrywide Alternative Loan Trust
0.340% due 05/25/2047		8,656	7,292
0.345% due 02/20/2047		773	577
0.350% due 05/25/2047		235	196
0.360% due 09/25/2046 ^		7,055	5,973
0.450% due 12/25/2035		40	35
1.113% due 12/25/2035		181	151
6.000% due 01/25/2037 ^		325	277
Countrywide Home Loan Mortgage Pass-Through Trust
2.399% due 11/19/2033		41	40
2.526% due 05/20/2036		185	151
5.500% due 08/25/2035		242	238
Countrywide Home Loan Reperforming REMIC Trust
0.510% due 06/25/2035		177	159
Credit Suisse Mortgage Capital Certificates
5.467% due 09/16/2039		1,142	1,191
5.467% due 09/18/2039		1,219	1,271
Deutsche ALT-B Securities, Inc.
0.270% due 10/25/2036 ^		24	15
First Horizon Alternative Mortgage Securities Trust
2.207% due 06/25/2034		369	362
First Horizon Mortgage Pass-Through Trust
2.572% due 02/25/2035		1,480	1,483
2.612% due 08/25/2035		904	841
Granite Mortgages PLC
0.940% due 09/20/2044	GBP	178	277
Greenpoint Mortgage Funding Trust
0.440% due 11/25/2045		$217	171
0.610% due 06/25/2045		379	333
GS Mortgage Securities Trust
4.592% due 08/10/2043		6,000	6,624
GSR Mortgage Loan Trust
2.669% due 09/25/2035		674	678
2.814% due 01/25/2035		421	417
HarborView Mortgage Loan Trust
0.384% due 05/19/2035		120	100
0.444% due 02/19/2036		246	186
0.505% due 06/20/2035		128	123
IndyMac Mortgage Loan Trust
2.525% due 12/25/2034		250	231
2.750% due 11/25/2035 ^		1,050	949
JPMorgan Chase Commercial Mortgage Securities Trust
5.794% due 02/12/2051		1,300	1,411
JPMorgan Mortgage Trust
2.140% due 07/27/2037		1,127	979

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.527% due 08/25/2035 ^		$476	$466
2.550% due 08/25/2035		475	471
2.552% due 07/25/2035		349	354
2.581% due 07/25/2035		821	823
2.636% due 02/25/2035		455	447
5.025% due 09/25/2035		166	164
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		219	234
MASTR Adjustable Rate Mortgages Trust
2.639% due 11/21/2034		452	462
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.861% due 11/15/2031		218	213
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.601% due 12/15/2030		214	206
Merrill Lynch Mortgage Investors Trust
0.380% due 02/25/2036		575	531
0.420% due 11/25/2035		448	425
1.156% due 10/25/2035		335	319
1.582% due 10/25/2035		1,110	1,083
5.401% due 12/25/2035		340	318
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		200	217
Morgan Stanley Capital Trust
5.908% due 06/11/2049		580	632
Morgan Stanley Mortgage Loan Trust
2.180% due 06/25/2036		740	711
Residential Accredit Loans, Inc. Trust
0.470% due 08/25/2035		164	127
Royal Bank of Scotland Capital Funding Trust
6.040% due 12/16/2049		2,271	2,406
Sequoia Mortgage Trust
0.365% due 07/20/2036		1,665	1,562
0.864% due 10/19/2026		78	77
Structured Adjustable Rate Mortgage Loan Trust
0.635% due 06/25/2035		46	46
1.515% due 01/25/2035		163	132
2.514% due 08/25/2035		228	212
2.573% due 02/25/2034		255	255
2.586% due 12/25/2034		438	427
Structured Asset Mortgage Investments Trust
0.360% due 06/25/2036		117	97
0.380% due 04/25/2036		500	371
0.414% due 07/19/2035		1,479	1,414
0.824% due 10/19/2034		121	115
Structured Asset Securities Corp. Trust
2.619% due 10/28/2035		69	66
Swan Trust
3.940% due 04/25/2041	AUD	263	217
Vornado DP LLC Trust
4.004% due 09/13/2028		$6,500	7,028
Wachovia Bank Commercial Mortgage Trust
0.241% due 06/15/2020		253	253
WaMu Mortgage Pass-Through Certificates Trust
0.430% due 11/25/2045		234	216
0.460% due 10/25/2045		1,370	1,266
0.843% due 01/25/2047		915	833
0.883% due 05/25/2047		546	470
0.923% due 12/25/2046		126	118
1.113% due 02/25/2046		194	184
1.313% due 11/25/2042		24	24
2.163% due 07/25/2046		812	736
2.163% due 11/25/2046		114	105
2.374% due 12/25/2035		262	242
5.142% due 08/25/2035		138	132

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
2.618% due 09/25/2034		$102	$104

Total Mortgage-Backed Securities (Cost $94,351)			96,573

ASSET-BACKED SECURITIES 2.2%
Access Group, Inc.
1.534% due 10/27/2025		6,984	7,010
Aquilae CLO PLC
0.546% due 01/17/2023	EUR	1,393	1,678
Asset-Backed Funding Certificates Trust
0.870% due 06/25/2034		$975	916
Bear Stearns Asset-Backed Securities Trust
0.830% due 10/25/2032		17	16
BlueMountain CLO Ltd.
0.702% due 11/15/2017		500	500
Carlyle High Yield Partners Ltd.
0.456% due 04/19/2022		1,416	1,396
Citigroup Mortgage Loan Trust, Inc.
0.250% due 01/25/2037		206	140
College Loan Corp. Trust
0.484% due 01/25/2024		800	782
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		1	1
Countrywide Asset-Backed Certificates
0.350% due 07/25/2036		2,379	2,340
0.405% due 04/25/2036		118	117
Credit-Based Asset Servicing and Securitization LLC
0.215% due 11/25/2036		94	53
Equity One Mortgage Pass-Through Trust
0.470% due 04/25/2034		90	75
First Franklin Mortgage Loan Trust
0.850% due 11/25/2035		8,309	8,131
GSAMP Trust
0.240% due 12/25/2036		111	57
HSI Asset Securitization Corp. Trust
0.220% due 10/25/2036		8	4
Magi Funding PLC
0.429% due 04/11/2021	EUR	424	510
Merrill Lynch Mortgage Investors Trust
0.250% due 09/25/2037		$26	10
0.290% due 02/25/2037		411	193
Morgan Stanley IXIS Real Estate Capital Trust
0.220% due 11/25/2036		13	7
Nautique Funding Ltd.
0.481% due 04/15/2020		439	435
North Carolina State Education Assistance Authority
0.684% due 10/26/2020		1,013	1,015
NYLIM Flatiron CLO Ltd.
0.452% due 08/08/2020		283	282
OneMain Financial Issuance Trust
2.470% due 09/18/2024		14,700	14,758
Park Place Securities, Inc.
0.430% due 09/25/2035		11	11
Penta CLO S.A.
0.398% due 06/04/2024	EUR	2,859	3,428
RAAC Trust
0.360% due 09/25/2045		$453	450
Renaissance Home Equity Loan Trust
0.930% due 12/25/2032		65	62
Securitized Asset-Backed Receivables LLC Trust
0.230% due 12/25/2036 ^		370	136
SLM Student Loan Trust
0.274% due 04/25/2019		8,800	8,750
0.684% due 01/25/2017		88	88
1.734% due 04/25/2023		9,881	10,159

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Soundview Home Loan Trust
0.230% due 11/25/2036		$59	$23
Structured Asset Securities Corp. Mortgage Loan Trust
1.656% due 04/25/2035		575	558
Symphony CLO Ltd.
0.472% due 05/15/2019		2,525	2,508
Wood Street CLO BV
0.433% due 03/29/2021	EUR	236	285

Total Asset-Backed Securities (Cost $65,782)			66,884

SOVEREIGN ISSUES 15.5%
Autonomous Community of Catalonia
4.950% due 02/11/2020		1,000	1,347
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	48,300	14,253
0.000% due 01/01/2018		38,500	10,114
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		136,447	46,492
10.000% due 01/01/2025		18,400	6,063
Colombian TES
3.000% due 03/25/2033 (b)	COP	7,483,159	2,752
France Government Bond
0.250% due 07/25/2018 (b)	EUR	20,297	25,016
0.700% due 07/25/2030 (b)		1,104	1,448
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)		9,106	11,443
2.100% due 09/15/2016 (b)		2,036	2,519
2.100% due 09/15/2017 (b)		1,396	1,757
2.100% due 09/15/2021 (b)		19,844	25,983
2.250% due 04/22/2017 (b)		3,592	4,493
2.350% due 09/15/2024 (b)		40,535	54,576
2.550% due 10/22/2016 (b)		1,596	1,997
2.550% due 09/15/2041 (b)		2,936	3,942
3.100% due 09/15/2026 (b)		637	921
5.000% due 09/01/2040		1,100	1,759
5.500% due 11/01/2022		900	1,401
Mexico Government International Bond
4.000% due 11/15/2040 (b)	MXN	31,630	2,417

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 11/08/2046 (b)	MXN	144,973	$11,270
4.500% due 12/04/2025 (b)		32,158	2,576
4.750% due 06/14/2018		65,102	4,408
New South Wales Treasury Corp.
2.500% due 11/20/2035	AUD	488	481
2.750% due 11/20/2025		14,385	13,999
New Zealand Government Bond
2.000% due 09/20/2025	NZD	7,216	5,623
3.000% due 09/20/2030		15,120	13,038
Province of Ontario
3.450% due 06/02/2045	CAD	16,100	14,345
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	84,137	104,614
Republic of Greece Government Bond
4.500% due 07/03/2017	JPY	300,000	2,010
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	6,400	8,297
5.500% due 10/26/2022		$1,900	2,114
Spain Government International Bond
3.800% due 04/30/2024	EUR	15,300	22,163
5.400% due 01/31/2023		29,400	46,560

Total Sovereign Issues (Cost $511,024)			472,191

SHORT-TERM INSTRUMENTS 17.9%

CERTIFICATES OF DEPOSIT 2.1%
Banco Bilbao Vizcaya Argentaria S.A.
0.981% due 10/23/2015		$33,250	33,219
1.082% due 05/16/2016		14,250	14,241
China Construction Bank Corp.
1.700% due 04/16/2015		4,400	4,413
Itau Unibanco Holding S.A.
1.151% due 06/04/2015		11,100	11,100

			62,973

REPURCHASE AGREEMENTS (d) 9.5%
			288,460

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GREECE TREASURY BILLS 1.0%
1.946% due 01/16/2015 - 04/14/2015 (a)	EUR	26,000	$31,302

MEXICO TREASURY BILLS 4.5%
2.975% due 02/05/2015 - 05/14/2015 (a)	MXN	2,023,000	136,434

U.S. TREASURY BILLS 0.8%
0.048% due 01/08/2015 - 05/28/2015 (a)(e)(g)(i)		$25,003	25,000

Total Short-Term Instruments (Cost $547,502)			544,169

Total Investments in Securities (Cost $4,774,104)			4,638,440

		SHARES
INVESTMENTS IN AFFILIATES 5.1%

SHORT-TERM INSTRUMENTS 5.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.1%
PIMCO Short-Term Floating NAV Portfolio		1,037	10
PIMCO Short-Term Floating NAV Portfolio III		15,657,869	155,201

Total Short-Term Instruments (Cost $155,212)			155,211

Total Investments in Affiliates (Cost $155,212)			155,211

Total Investments 157.8% (Cost $4,929,316)			$4,793,651

Financial Derivative Instruments (f)(h) (0.1%) (Cost or Premiums, net $(5,210))			(3,253)

Other Assets and Liabilities, net (57.7%)			(1,753,337)

Net Assets 100.0%			$3,037,061

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.100%	12/30/2014	01/05/2015	$287,010	U.S. Treasury Inflation Protected Securities 0.125% - 1.375% due 01/15/2020 - 07/15/2023	$(293,853)	$287,010	$287,012
SSB	0.000%	12/31/2014	01/02/2015	1,450	Fannie Mae 2.200% - 2.260% due 10/17/2022	(1,480)	1,450	1,450

Total Repurchase Agreements						$(295,333)	$288,460	$288,462

(1)	Includes accrued interest.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.170%	12/30/2014	01/05/2015	$(288,022)	$(287,916)
	0.270%	12/03/2014	01/14/2015	(26,908)	(26,876)
	0.280%	12/02/2014	01/02/2015	(9,264)	(9,265)
	0.290%	12/04/2014	01/14/2015	(14,157)	(14,140)
	0.300%	12/05/2014	01/16/2015	(48,454)	(48,460)
	0.323%	12/08/2014	01/20/2015	(4,002)	(3,964)
	0.353%	12/24/2014	01/26/2015	(4,748)	(4,694)
	0.363%	12/12/2014	01/23/2015	(26,553)	(26,262)
	0.370%	12/15/2014	01/26/2015	(17,481)	(17,426)
	0.430%	12/31/2014	01/07/2015	(518)	(518)
BPG	0.451%	12/22/2014	01/21/2015	(90,191)	(89,702)
FOB	0.210%	01/02/2015	01/06/2015	(333,398)	(333,165)
GSC	0.363%	12/17/2014	01/28/2015	(15,884)	(15,706)
	0.381%	12/19/2014	01/30/2015	(102,411)	(101,736)
	0.420%	12/16/2014	01/09/2015	(3,502)	(3,500)
	0.424%	12/24/2014	01/23/2015	(35,857)	(35,455)
	0.440%	12/17/2014	01/09/2015	(3,849)	(3,848)
MSC	0.180%	11/06/2014	01/05/2015	(50,778)	(50,784)
	0.220%	11/24/2014	01/06/2015	(97,764)	(97,751)
	0.300%	12/04/2014	01/06/2015	(56,000)	(55,987)
	0.320%	12/05/2014	01/06/2015	(93,580)	(93,605)
	0.360%	12/10/2014	01/09/2015	(72,283)	(72,273)
	0.370%	12/11/2014	01/12/2015	(178,073)	(177,965)
	0.384%	12/12/2014	01/15/2015	(55,836)	(55,255)
	0.400%	12/15/2014	01/15/2015	(59,888)	(59,799)
	0.460%	12/19/2014	01/13/2015	(15,175)	(15,158)
TDM	0.172%	10/16/2014	01/16/2015	(8,765)	(8,683)
	0.180%	11/06/2014	01/05/2015	(70,173)	(70,182)
	0.320%	12/08/2014	01/16/2015	(85,915)	(85,729)
	0.333%	12/16/2014	01/27/2015	(5,561)	(5,500)
	0.380%	12/11/2014	01/09/2015	(3,862)	(3,861)
	0.390%	12/12/2014	01/09/2015	(5,592)	(5,592)
	0.490%	12/23/2014	01/06/2015	(4,019)	(4,018)

Total Sale-Buyback Transactions					$(1,884,775)

(2)

As of December 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2014 was $984,139 at a weighted average interest rate of 0.152%.

(3)	Payable for sale-buyback transactions includes $(1,938) of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	01/01/2045	$74,000	$(76,822)	$(77,108)
Fannie Mae	3.500%	02/01/2045	84,000	(87,070)	(87,299)

Total Short Sales				$(163,892)	$(164,407)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(e)	Securities with an aggregate market value of $1,888,442 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$287,012	$0	$0	$0	$287,012	$(293,853)	$(6,841)
SSB	1,450	0	0	0	1,450	(1,480)	(30)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Master Securities Forward Transaction Agreement
BCY	$0	$0	$(439,521)	$0	$(439,521)	$439,167	$(354)
BPG	0	0	(89,702)	0	(89,702)	90,262	560
FOB	0	0	(333,165)	0	(333,165)	334,222	1,057
GSC	0	0	(160,245)	0	(160,245)	161,093	848
MSC	0	0	(678,577)	0	(678,577)	678,598	21
TDM	0	0	(183,565)	0	(183,565)	184,368	803

Total Borrowings and Other Financing Transactions	$288,462	$0	$(1,884,775)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note March Futures	$126.000	02/20/2015	128	$(76)	$(80)

Total Written Options				$(76)	$(80)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	336	$(11)	$0	$(13)
90-Day Eurodollar June Futures	Short	06/2015	847	(1)	0	(11)
90-Day Eurodollar June Futures	Short	06/2016	336	1	0	(8)
90-Day Eurodollar March Futures	Short	03/2016	423	29	0	(5)
90-Day Eurodollar September Futures	Short	09/2015	921	25	0	(11)
90-Day Eurodollar September Futures	Short	09/2016	336	(6)	0	(13)
Euro-Bund 10-Year Bond March Futures	Short	03/2015	20	(52)	0	(1)
U.S. Treasury 10-Year Note March Futures	Long	03/2015	315	333	125	0
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	141	45	40	0
U.S. Treasury Ultra Long-Term Bond March Futures	Long	03/2015	41	307	14	0

Total Futures Contracts				$670	$179	$(62)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
Index/Tranches						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$ 5,900	$375	$(11)	$6	$0
CDX.IG-23 5-Year Index	1.000%	12/20/2019	7,100	116	(2)	0	0
iTraxx Europe 22 10-Year Index	1.000%	12/20/2024	EUR 1,400	(1)	1	0	(3)

				$490	$(12)	$6	$(3)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	12/17/2024	$	28,100	$(1,860)	$(1,009)	$0	$(31)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		2,400	(29)	(194)	0	(3)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		51,900	(8,818)	(11,176)	0	(80)
Receive	3-Month USD-LIBOR	3.500%	12/17/2044		18,300	(3,163)	(2,381)	0	(29)
Receive	6-Month EUR-EURIBOR	2.000%	01/29/2024	EUR	3,800	(594)	(563)	0	(5)
Receive	6-Month EUR-EURIBOR	1.000%	12/17/2024		26,300	(600)	(549)	0	(34)
Receive	6-Month EUR-EURIBOR	1.250%	03/18/2025		20,400	(980)	(1,157)	0	(27)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		61,800	(9,964)	(10,818)	0	(243)
Receive	6-Month GBP-LIBOR	2.088%	12/04/2024	GBP	47,000	(1,759)	(1,761)	0	(344)
Receive	6-Month GBP-LIBOR	2.750%	03/18/2025		17,100	(2,159)	(452)	0	(132)
Pay	28-Day MXN-TIIE	5.630%	10/11/2021	MXN	490,700	(210)	(556)	133	0
Pay	28-Day MXN-TIIE	5.670%	11/09/2021		154,900	(50)	(50)	43	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		39,800	(31)	(31)	11	0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		95,100	(3)	44	27	0

						$(30,220)	$(30,653)	$214	$(928)

Total Swap Agreements						$(29,730)	$(30,665)	$220	$(931)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(g)	Securities with an aggregate market value of $18,212 and cash of $2,714 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$179	$220	$399		$(80)		$(62)	$(931)	$(1,073)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2015		BRL	23,405	$		9,487	$682	$0
	01/2015		EUR	10,213			12,695	337	0
	01/2015	$		8,812		BRL	23,405	0	(7)
	01/2015			18,427		GBP	11,792	0	(47)
	02/2015		GBP	11,792	$		18,422	47	0
	02/2015		KRW	12,456,486			11,430	70	0
	07/2015	$		3,837		BRL	10,612	0	(41)

BPS	01/2015		BRL	49,199	$		18,632	298	(174)
	01/2015	$		18,522		BRL	49,199	0	(14)
	02/2015		MXN	1,547,883	$		105,957	1,240	0
	06/2015		COP	5,125,605			2,227	93	0

BRC	02/2015		MXN	20,028			1,426	71	0
	02/2015	$		16,772		BRL	43,383	0	(578)
	02/2015			1,101		MXN	14,969	0	(88)

CBK	01/2015		BRL	88	$		38	5	0
	01/2015		EUR	33,226			41,260	1,055	0
	01/2015	$		3,791		AUD	4,461	0	(149)
	01/2015			33		BRL	88	0	0
	01/2015			63,690		INR	3,977,578	0	(911)
	02/2015		MXN	41,780	$		2,955	128	0
	02/2015	$		146		MXN	1,998	0	(11)
	05/2015		MXN	537,303	$		36,419	293	0

DUB	01/2015	$		72,263		JPY	8,707,000	428	0
	02/2015		JPY	8,707,000	$		72,281	0	(427)

FBF	01/2015		BRL	74,867			31,469	3,305	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2015		GBP	10,144	$		15,924	$113	$0
	01/2015		JPY	5,360,600			45,300	546	0
	01/2015	$		28,186		BRL	74,867	0	(21)

GLM	01/2015		BRL	235,888	$		91,553	2,813	0
	01/2015		JPY	3,346,400			28,339	402	0
	01/2015	$		90,691		BRL	235,888	0	(1,952)
	01/2015			503,550		EUR	413,288	0	(3,451)
	02/2015		EUR	413,288	$		503,699	3,445	0
	03/2015		CAD	4,649			3,987	0	(9)
	07/2015		BRL	235,888			86,012	1,622	0

HUS	01/2015		AUD	21,965			18,788	856	0
	01/2015		GBP	872			1,370	11	0
	01/2015		NZD	22,121			17,259	3	0
	01/2015		ZAR	11,855			1,049	28	0
	02/2015		MXN	18,472			1,320	70	0
	02/2015	$		11,243		BRL	28,900	0	(456)
	03/2015		CAD	11,910	$		10,266	29	0

JPM	01/2015		BRL	45,926			19,383	2,106	0
	01/2015		GBP	776			1,218	8	0
	01/2015	$		17,353		BRL	45,926	0	(76)
	02/2015		MXN	68,519	$		4,983	348	0
	02/2015	$		190		MXN	2,584	0	(15)

MSB	01/2015		BRL	65,420	$		24,454	12	(169)
	01/2015		EUR	369,849			459,628	12,092	0
	01/2015	$		14,333		AUD	17,504	0	(42)
	01/2015			24,622		BRL	65,420	0	(11)
	01/2015			17,198		NZD	22,121	58	0
	02/2015		AUD	17,504	$		14,302	42	0
	02/2015		BRL	65,420			24,413	0	(6)
	02/2015		MXN	96,377			6,816	296	0
	02/2015		NZD	22,121			17,149	0	(59)
	02/2015	$		1,032		GBP	663	1	0

RBC	02/2015		MXN	436,151	$		30,839	1,332	0
	02/2015	$		30,010		MXN	401,899	0	(2,821)

SCX	02/2015		KRW	10,895	$		10	0	0

UAG	01/2015		BRL	31,241			11,609	214	(358)
	01/2015	$		11,761		BRL	31,241	0	(9)
	01/2015			6,263		PLN	21,031	0	(330)
	02/2015		MYR	62,320	$		18,919	1,205	0
	02/2015	$		844		MXN	12,219	0	(17)
	02/2015			19,167		MYR	62,970	0	(1,268)

Total Forward Foreign Currency Contracts								$35,704	$(13,517)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.045%	03/20/2015	$	82,000	$851	$461

GLM	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.426%	03/18/2015		106,000	466	272

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017		19,000	2,660	2,380

								$3,977	$3,113

Total Purchased Options								$3,977	$3,113

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	5,100	$(10)	$(6)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		5,100	(9)	(1)

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		9,700	(7)	(9)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		9,700	(20)	(9)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	01/21/2015	$	5,000	$(7)	$0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	5,500	(7)	(7)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		5,500	(15)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		2,900	(7)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		7,000	(17)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.500%	03/18/2015		57,100	(43)	(41)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	03/18/2015		57,100	(108)	(100)

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		9,500	(13)	(11)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		9,500	(27)	(1)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		4,700	(4)	(4)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		4,700	(9)	(5)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.500%	03/18/2015		27,400	(25)	(19)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	03/18/2015		27,400	(47)	(48)

							$(375)	$(261)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$	9,770	$(233)	$(596)

JPM	Call - OTC USD versus INR	INR	65.000	03/10/2015		15,900	(186)	(125)

							$(419)	$(721)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	TBD	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$3,900	$(34)	$(15)

CBK	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	33,400	(298)	(8)
	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	4,400	(57)	(1)

DUB	Floor - OTC YOY CPURNSA Index	TBD	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	5,100	(49)	(34)

JPM	Cap - OTC CPURNSA Index	TBD	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	34,300	(250)	(68)
	Cap - OTC CPURNSA Index	TBD	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,900	(20)	(6)

						$(708)	$(132)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.545%	03/20/2015	$ 82,000	$(1,047)	$(1,038)

GLM	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.926%	03/18/2015	106,000	(482)	(443)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	02/18/2015	17,200	(79)	(146)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	02/18/2015	17,200	(91)	(10)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017	79,800	(2,660)	(2,564)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	02/18/2015	97,100	(468)	(824)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	02/18/2015	97,100	(511)	(57)

							$(5,338)	$(5,082)

Total Written Options							$(6,840)	$(6,196)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	202	$1,125,500	EUR	7,600	GBP	0	$(5,390)
Sales	569	1,016,131		739,800		10,660	(11,032)
Closing Buys	0	(15,500)		(56,800)		(10,660)	583
Expirations	(202)	(1,439,988)		(398,000)		0	8,140
Exercised	(441)	(75,073)		(44,700)		0	783

Balance at End of Period	128	$611,070	EUR	247,900	GBP	0	$(6,916)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Marsh & McLennan Cos., Inc.	(0.830%	)	09/20/2015	0.018%	$ 2,000	$0	$(12)	$0	$(12)

DUB	Cardinal Health, Inc.	(0.590%	)	06/20/2017	0.097%	300	0	(4)	0	(4)
	Marsh & McLennan Cos., Inc.	(0.600%	)	09/20/2015	0.018%	2,000	0	(9)	0	(9)

							$0	$(25)	$0	$(25)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.681%	$	8,200	$(421)	$200	$0	$(221)
	Indonesia Government International Bond	1.000%	12/20/2019	1.516%		2,200	(52)	(1)	0	(53)
	Italy Government International Bond	1.000%	03/20/2019	1.069%		2,500	(43)	37	0	(6)
	JPMorgan Chase & Co.	1.000%	12/20/2019	0.604%		5,900	120	(7)	113	0
	Russia Government International Bond	1.000%	03/20/2019	4.827%		800	(66)	(45)	0	(111)
	South Africa Government International Bond	1.000%	12/20/2019	1.831%		4,400	(195)	26	0	(169)

BRC	Greece Government International Bond	1.000%	06/20/2016	16.554%		500	(28)	(65)	0	(93)
	Indonesia Government International Bond	1.000%	12/20/2019	1.516%		4,200	(134)	34	0	(100)

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.681%		19,000	(958)	446	0	(512)
	South Africa Government International Bond	1.000%	12/20/2019	1.831%		2,700	(97)	(6)	0	(103)

DUB	Brazil Government International Bond	1.000%	03/20/2019	1.681%		1,100	(55)	26	0	(29)
	Italy Government International Bond	1.000%	03/20/2019	1.069%		17,100	(296)	254	0	(42)
	JPMorgan Chase & Co.	1.000%	12/20/2019	0.604%		6,000	126	(10)	116	0

GST	Greece Government International Bond	1.000%	12/20/2015	16.350%	EUR	5,100	(258)	(566)	0	(824)
	Greece Government International Bond	1.000%	12/20/2016	15.723%	$	400	(31)	(59)	0	(90)
	Russia Government International Bond	1.000%	09/20/2019	4.793%		1,300	(72)	(125)	0	(197)

HUS	Russia Government International Bond	1.000%	03/20/2019	4.827%		1,300	(110)	(71)	0	(181)

JPM	Brazil Government International Bond	1.000%	03/20/2019	1.681%		100	(5)	2	0	(3)
	Russia Government International Bond	1.000%	09/20/2019	4.793%		700	(39)	(67)	0	(106)

MYC	Brazil Government International Bond	1.000%	03/20/2019	1.681%		300	(15)	7	0	(8)
	Greece Government International Bond	1.000%	06/20/2015	13.929%	EUR	1,900	(88)	(45)	0	(133)

							$(2,717)	$(35)	$229	$(2,981)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044	GBP	3,900	$8	$313	$321	$0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		7,500	3	475	478	0
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/10/2019	EUR	1,700	1	(19)	0	(18)

BPS	Pay	1-Month GBP-UKRPI	3.125%	12/15/2024	GBP	4,800	0	62	62	0
	Pay	1-Month GBP-UKRPI	3.170%	12/15/2024		11,300	(2)	239	237	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	2,500	$17	$208	$225	$0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	44,400	(24)	(117)	0	(141)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	$	87,000	132	(4,650)	0	(4,518)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		30,300	495	(3,095)	0	(2,600)

BRC	Receive	1-Year BRL-CDI	12.000%	01/04/2021	BRL	15,000	(89)	90	1	0
	Receive	3-Month USD-CPURNSA Index	2.018%	08/19/2017	$	17,900	0	(557)	0	(557)

CBK	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	2,000	(67)	195	128	0

DUB	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	14,300	(10)	(35)	0	(45)
	Receive	1-Year BRL-CDI	12.000%	01/04/2021		21,500	(117)	119	2	0
	Receive	3-Month USD-CPURNSA Index	1.940%	10/07/2016	$	25,800	0	(702)	0	(702)
	Receive	3-Month USD-CPURNSA Index	1.860%	11/05/2016		22,300	0	(553)	0	(553)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		19,100	(8)	(446)	0	(454)
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016		13,100	0	(320)	0	(320)
	Receive	3-Month USD-CPURNSA Index	1.930%	02/10/2017		9,200	0	(218)	0	(218)
	Receive	3-Month USD-CPURNSA Index	2.173%	11/01/2018		16,200	0	(649)	0	(649)

FBF	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	700	11	(5)	6	0
	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044		3,300	(24)	297	273	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		2,200	(71)	212	141	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		1,400	2	127	129	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	27,400	(16)	(71)	0	(87)

GLM	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044	GBP	3,800	(1)	79	78	0
	Receive	3-Month USD-CPURNSA Index	1.730%	04/15/2016	$	60,300	(128)	(1,340)	0	(1,468)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017		43,800	24	(2,244)	0	(2,220)
	Receive	3-Month USD-CPURNSA Index	1.942%	04/15/2017		73,000	0	(2,325)	0	(2,325)
	Receive	3-Month USD-CPURNSA Index	2.175%	10/01/2018		26,500	49	(1,116)	0	(1,067)

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	2,300	16	159	175	0
	Pay	3-Month EUR-EXT-CPI Index	0.700%	12/15/2018	EUR	3,700	(4)	(54)	0	(58)

MYC	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	1,500	12	84	96	0

RYL	Receive	3-Month USD-CPURNSA Index	1.935%	10/23/2016	$	13,100	(39)	(316)	0	(355)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		61,200	109	(3,287)	0	(3,178)

UAG	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	6,000	(11)	(23)	0	(34)
	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019	EUR	19,500	0	(387)	0	(387)
	Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	19,300	43	891	934	0
	Pay	28-Day MXN-TIIE	5.630%	10/11/2021	MXN	507,600	135	(373)	0	(238)

							$446	$(19,352)	$3,286	$(22,192)

Total Swap Agreements							$(2,271)	$(19,412)	$3,515	$(25,198)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(i)	Securities with an aggregate market value of $24,304 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$1,136	$0	$912	$2,048	$(95)	$0	$(590)	$(685)	$1,363	$(1,370)	$(7)
BPS	1,631	0	524	2,155	(188)	(22)	(7,259)	(7,469)	(5,314)	5,696	382
BRC	71	0	1	72	(666)	0	(750)	(1,416)	(1,344)	1,624	280
CBK	1,481	0	128	1,609	(1,071)	(27)	(615)	(1,713)	(104)	653	549
DUB	428	461	118	1,007	(427)	(1,668)	(3,025)	(5,120)	(4,113)	4,102	(11)
FBF	3,964	0	549	4,513	(21)	0	(87)	(108)	4,405	(4,380)	25
GLM	8,282	272	78	8,632	(5,412)	(443)	(7,080)	(12,935)	(4,303)	4,503	200
GST	0	0	0	0	0	(148)	(1,111)	(1,259)	(1,259)	1,113	(146)
HUS	997	0	0	997	(456)	0	(181)	(637)	360	(480)	(120)
JPM	2,462	0	175	2,637	(91)	(443)	(167)	(701)	1,936	(1,980)	(44)
MSB	12,501	0	0	12,501	(287)	0	0	(287)	12,214	(9,830)	2,384
MYC	0	2,380	96	2,476	0	(3,445)	(141)	(3,586)	(1,110)	695	(415)
RBC	1,332	0	0	1,332	(2,821)	0	0	(2,821)	(1,489)	1,525	36
RYL	0	0	0	0	0	0	(3,533)	(3,533)	(3,533)	3,631	98
UAG	1,419	0	934	2,353	(1,982)	0	(659)	(2,641)	(288)	264	(24)

Total Over the Counter	$35,704	$3,113	$3,515	$42,332	$(13,517)	$(6,196)	$(25,198)	$(44,911)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$179	$179
Swap Agreements	0	6	0	0	214	220

	$0	$6	$0	$0	$393	$399

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35,704	$0	$35,704
Purchased Options	0	0	0	0	3,113	3,113
Swap Agreements	0	229	0	0	3,286	3,515

	$0	$229	$0	$35,704	$6,399	$42,332

	$0	$235	$0	$35,704	$6,792	$42,731

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$80	$80
Futures	0	0	0	0	62	62
Swap Agreements	0	3	0	0	928	931

	$0	$3	$0	$0	$1,070	$1,073

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,517	$0	$13,517
Written Options	0	261	0	721	5,214	6,196
Swap Agreements	0	3,006	0	0	22,192	25,198

	$0	$3,267	$0	$14,238	$27,406	$44,911

	$0	$3,270	$0	$14,238	$28,476	$45,984

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$70	$70
Futures	0	627	0	0	3,461	4,088
Swap Agreements	0	267	0	0	(15,499)	(15,232)

	$0	$894	$0	$0	$(11,968)	$(11,074)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$46,415	$0	$46,415
Purchased Options	0	0	0	0	(2,021)	(2,021)
Written Options	0	1,377	0	1,207	5,880	8,464
Swap Agreements	0	522	0	0	7,158	7,680

	$0	$1,899	$0	$47,622	$11,017	$60,538

	$0	$2,793	$0	$47,622	$(951)	$49,464

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$27	$27
Futures	0	0	0	0	4,432	4,432
Swap Agreements	0	(12)	0	0	(42,823)	(42,835)

	$0	$(12)	$0	$0	$(38,364)	$(38,376)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,962	$0	$22,962
Purchased Options	0	0	0	0	(623)	(623)
Written Options	0	114	0	(301)	(2,389)	(2,576)
Swap Agreements	0	(14)	0	0	(12,832)	(12,846)

	$0	$100	$0	$22,661	$(15,844)	$6,917

	$0	$88	$0	$22,661	$(54,208)	$(31,459)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$205,105	$874	$205,979
Industrials	0	12,565	0	12,565
Utilities	0	51,074	0	51,074
Municipal Bonds & Notes
West Virginia	0	594	0	594
U.S. Government Agencies	0	100,321	0	100,321
U.S. Treasury Obligations	0	3,088,090	0	3,088,090
Mortgage-Backed Securities	0	94,036	2,537	96,573
Asset-Backed Securities	0	52,126	14,758	66,884
Sovereign Issues	0	472,191	0	472,191
Short-Term Instruments
Certificates of Deposit	0	62,973	0	62,973
Repurchase Agreements	0	288,460	0	288,460
Greece Treasury Bills	0	31,302	0	31,302
Mexico Treasury Bills	0	136,434	0	136,434
U.S. Treasury Bills	0	25,000	0	25,000
	$0	$4,620,271	$18,169	$4,638,440

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$155,211	$0	$0	$155,211

Total Investments	$155,211	$4,620,271	$18,169	$4,793,651

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(164,407)	$0	$(164,407)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	179	220	0	399
Over the counter	0	42,332	0	42,332
	$179	$42,552	$0	$42,731

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(62)	(1,011)	0	(1,073)
Over the counter	0	(44,911)	0	(44,911)
	$(62)	$(45,922)	$0	$(45,984)

Totals	$155,328	$4,452,494	$18,169	$4,625,991

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes

ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements (Cont.)

obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$854,125	$223,426	$(1,077,540)	$(62)	$61	$10	$27	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$684,977	$4,452,926	$(4,982,650)	$(222)	$170	$155,201	$325	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative

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instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

ANNUAL REPORT	DECEMBER 31, 2014	31

Notes to Financial Statements (Cont.)

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no

32	PIMCO VARIABLE INSURANCE TRUST

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credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront

ANNUAL REPORT	DECEMBER 31, 2014	33

Notes to Financial Statements (Cont.)

payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic

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December 31, 2014

conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master

Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master

ANNUAL REPORT	DECEMBER 31, 2014	35

Notes to Financial Statements (Cont.)

Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Purchases	Sales
$284,955	$87,867

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$3,522,388	$3,569,189	$810,453	$325,223

ANNUAL REPORT	DECEMBER 31, 2014	37

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3,417	$44,647	3,426	$46,102
Administrative Class	19,888	259,777	35,473	482,183
Advisor Class	5,715	74,239	12,959	177,129
Issued as reinvestment of distributions
Institutional Class	179	2,356	293	3,753
Administrative Class	2,813	37,161	5,691	72,684
Advisor Class	484	6,407	917	11,674
Cost of shares redeemed
Institutional Class	(1,963)	(25,484)	(3,472)	(47,591)
Administrative Class	(54,452)	(709,903)	(77,119)	(1,038,926)
Advisor Class	(5,236)	(68,111)	(6,624)	(89,539)
Net increase (decrease) resulting from Portfolio share transactions	(29,155)	$(378,911)	(28,456)	$(382,531)

As of December 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 45% of the Portfolio. One shareholder is a related party and comprises 16% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$116,287	$—	$(197,321)	$(561)	$(27,264)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2014, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$27,264

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$4,938,767	$29,670	$(174,786)	$(145,116)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Treasury Inflation-Protected securities, sale/buyback transactions, and Lehman securities.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$45,924	$—	$—
12/31/2013	$72,851	$15,261	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

40	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	INR	Indian Rupee	NZD	New Zealand Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	PLN	Polish Zloty
COP	Colombian Peso	KRW	South Korean Won	USD (or $)	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPI	Consumer Price Index	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index
CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To Be Determined
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	YOY	Year-Over-Year

ANNUAL REPORT	DECEMBER 31, 2014	41

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	43

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

44	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT59AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Short-Term Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart

4	PIMCO VARIABLE INSURANCE TRUST

measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	72.0%
Short-Term Instruments‡	10.1%
Asset-Backed Securities	7.2%
Mortgage-Backed Securities	3.4%
Sovereign Issues	2.3%
Other	5.0%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	10 Years	Class Inception (09/30/1999)
PIMCO Short-Term Portfolio Administrative Class	0.71%	1.33%	2.52%	2.99%
Citi 3-Month Treasury Bill Index±	0.03%	0.07%	1.46%	1.96%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.61% for Administrative Class shares.

± Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$999.90	$1,022.25
Expenses Paid During Period†	$3.09	$3.13
Net Annualized Expense Ratio	0.61%	0.61%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	Exposure to investment grade credit benefited performance as these investment grade credit securities generally posted positive total returns during the reporting period.

»	Exposure to European interest rates benefited performance as euro swap rates broadly declined during the reporting period.

»	An overweight to commercial mortgage-backed securities added to returns as these securities generally posted positive performance during the reporting period.

»	Short exposure to the Japanese yen benefited performance as the Japanese yen depreciated versus the U.S. dollar during the reporting period.

»	Short exposure to U.K. interest rates during the final quarter of the reporting period detracted from performance as U.K. interest rates declined during this period.

»	An overweight to the three-year portion of the U.S. yield curve detracted from performance as three-year U.S. interest rates increased during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Short-Term Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year	$10.27	$10.29	$10.12	$10.18	$10.07
Net investment income (a)	0.06	0.08	0.09	0.09	0.09
Net realized/unrealized gain (loss)	0.01	(0.02)	0.19	(0.03)	0.13
Net increase from investment operations	0.07	0.06	0.28	0.06	0.22
Dividends from net investment income	(0.07)	(0.08)	(0.09)	(0.10)	(0.09)
Distributions from net realized capital gains	(0.01)	0.00	(0.02)	(0.02)	(0.02)
Total distributions	(0.08)	(0.08)	(0.11)	(0.12)	(0.11)
Net asset value end of year	$10.26	$10.27	$10.29	$10.12	$10.18
Total return	0.71%	0.57%	2.78%	0.51%	2.11%
Net assets end of year (000s)	$108,802	$72,378	$43,217	$33,688	$26,794
Ratio of expenses to average net assets	0.61%	0.61%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	0.61%	0.79%	0.90%	0.90%	0.88%
Portfolio turnover rate	328%	134%	103%	225%	231%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$222,942
Investments in Affiliates	10,022
Financial Derivative Instruments
Exchange-traded or centrally cleared	21
Over the counter	664
Deposits with counterparty	1,059
Foreign currency, at value	300
Receivable for investments sold	1
Receivable for Portfolio shares sold	436
Interest and dividends receivable	1,436
Dividends receivable from Affiliates	35
236,916

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$6,118
Payable for sale-buyback transactions	3,002
Financial Derivative Instruments
Exchange-traded or centrally cleared	77
Over the counter	265
Payable for investments in Affiliates purchased	35
Deposits from counterparty	290
Payable for Portfolio shares redeemed	172
Accrued investment advisory fees	48
Accrued supervisory and administrative fees	39
Accrued distribution fees	24
Accrued servicing fees	14
Other liabilities	5
10,089

Net Assets	$226,827

Net Assets Consist of:
Paid in capital	$226,341
Undistributed net investment income	1,719
Accumulated undistributed net realized gain	713
Net unrealized (depreciation)	(1,946)
$226,827

Net Assets:
Institutional Class	$6,217
Administrative Class	108,802
Advisor Class	111,808

Shares Issued and Outstanding:
Institutional Class	606
Administrative Class	10,607
Advisor Class	10,901

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.26
Administrative Class	10.26
Advisor Class	10.26

Cost of Investments in Securities	$224,353
Cost of Investments in Affiliates	$10,036
Cost of Foreign Currency Held	$309
Cost or Premiums of Financial Derivative Instruments, net	$124

* Includes repurchase agreements of:	$695

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$2,580
Dividends	2
Dividends from Investments in Affiliates	45
Total Income	2,627

Expenses:
Investment advisory fees	539
Supervisory and administrative fees	431
Servicing fees - Administrative Class	153
Distribution and/or servicing fees - Advisor Class	267
Trustee fees	3
Interest expense	11
Total Expenses	1,404

Net Investment Income	1,223

Net Realized Gain (Loss):
Investments in securities	349
Investments in Affiliates	(19)
Exchange-traded or centrally cleared financial derivative instruments	240
Over the counter financial derivative instruments	1,905
Short sales	(25)
Foreign currency	18
Net Realized Gain	2,468

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,678)
Investments in Affiliates	(10)
Exchange-traded or centrally cleared financial derivative instruments	(781)
Over the counter financial derivative instruments	191
Foreign currency assets and liabilities	(19)
Net Change in Unrealized (Depreciation)	(2,297)
Net Gain	171

Net Increase in Net Assets Resulting from Operations	$1,394

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase in Net Assets from:

Operations:
Net investment income	$1,223	$983
Net realized gain (loss)	2,468	(134)
Net change in unrealized (depreciation)	(2,297)	(184)
Net increase in net assets resulting from operations	1,394	665

Distributions to Shareholders:
From net investment income
Institutional Class	(57)	(75)
Administrative Class	(722)	(397)
Advisor Class	(645)	(452)
From net realized capital gains
Institutional Class	(6)	0
Administrative Class	(105)	0
Advisor Class	(112)	0

Total Distributions	(1,647)	(924)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	48,464	76,174

Total Increase in Net Assets	48,211	75,915

Net Assets:
Beginning of year	178,616	102,701
End of year*	$226,827	$178,616

* Including undistributed net investment income of:	$1,719	$199

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.3%

BANK LOAN OBLIGATIONS 0.2%
Dell, Inc.
3.750% due 10/29/2018		$450	$449

Total Bank Loan Obligations (Cost $448)			449

CORPORATE BONDS & NOTES 73.9%

BANKING & FINANCE 34.8%
Ally Financial, Inc.
2.750% due 01/30/2017		200	200
3.125% due 01/15/2016		300	302
4.625% due 06/26/2015		450	454
Banco Bradesco S.A.
4.500% due 01/12/2017		1,500	1,556
Banco Santander Brasil S.A.
4.250% due 01/14/2016		700	714
4.625% due 02/13/2017		1,300	1,354
Banco Santander Chile
1.130% due 04/11/2017		500	498
Bank of America Corp.
0.562% due 08/15/2016		2,000	1,985
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.846% due 09/09/2016		2,000	2,008
Banque PSA Finance S.A.
3.875% due 01/14/2015	EUR	600	726
BPCE S.A.
0.873% due 06/17/2017		$750	752
1.082% due 02/10/2017		500	504
1.357% due 03/06/2017	GBP	500	784
CIT Group, Inc.
4.750% due 02/15/2015		$300	300
Credit Agricole S.A.
0.814% due 06/02/2017		2,100	2,105
Credit Suisse
0.724% due 05/26/2017		2,000	1,999
DBS Bank Ltd.
0.840% due 07/15/2021		2,000	1,985
Dexia Credit Local S.A.
1.250% due 10/18/2016		800	804
Eksportfinans ASA
2.000% due 09/15/2015		400	401
2.375% due 05/25/2016		750	754
5.500% due 06/26/2017		500	535
Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
0.110% due 03/20/2017		200	193
Ford Motor Credit Co. LLC
0.755% due 09/08/2017		1,300	1,292
1.008% due 01/17/2017		600	600
3.984% due 06/15/2016		100	104
General Motors Financial Co., Inc.
2.625% due 07/10/2017		1,000	1,005
GMAC International Finance BV
7.500% due 04/21/2015	EUR	600	738
Goldman Sachs Group, Inc.
0.697% due 03/22/2016		$500	499
0.860% due 06/04/2017 (d)		2,500	2,496
5.250% due 12/15/2015	GBP	500	809
7.750% due 11/23/2016	AUD	1,300	1,147
Hana Bank
1.357% due 11/09/2016		$1,450	1,459
4.000% due 11/03/2016		200	209
Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015		1,550	1,555

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HBOS PLC
0.935% due 09/06/2017		$2,300	$2,296
0.957% due 09/30/2016		1,000	998
HSBC Finance Corp.
0.664% due 06/01/2016		400	399
HSH Nordbank AG
0.383% due 12/31/2015		200	199
Hypothekenbank Frankfurt AG
0.110% due 09/20/2017		2,100	2,060
Hyundai Capital Services, Inc.
1.043% due 03/18/2017		200	200
6.000% due 05/05/2015		950	966
Industrial Bank of Korea
1.375% due 10/05/2015		1,300	1,307
2.375% due 07/17/2017		1,000	1,015
ING Bank NV
0.945% due 10/01/2019		1,500	1,504
International Lease Finance Corp.
4.875% due 04/01/2015		1,950	1,968
8.625% due 09/15/2015		600	627
IPIC GMTN Ltd.
1.750% due 11/30/2015		800	804
3.125% due 11/15/2015		1,000	1,016
Jackson National Life Global Funding
1.250% due 02/21/2017		1,500	1,494
JPMorgan Chase & Co.
0.479% due 10/12/2015	EUR	400	484
0.752% due 02/15/2017		$1,250	1,247
1.064% due 05/30/2017	GBP	100	154
2.600% due 01/15/2016		$1,200	1,221
4.100% due 05/17/2018	AUD	100	84
JPMorgan Chase Bank N.A.
0.571% due 06/13/2016		$400	398
Kookmin Bank
1.480% due 10/11/2016		1,500	1,518
Korea Development Bank
0.689% due 06/11/2015		1,000	1,000
0.857% due 01/22/2017		1,500	1,504
1.000% due 01/22/2016		2,000	2,000
Korea Exchange Bank
3.125% due 06/26/2017		200	206
Korea Finance Corp.
3.250% due 09/20/2016		500	517
LeasePlan Corp. NV
3.000% due 10/23/2017		200	205
Macquarie Bank Ltd.
1.045% due 03/24/2017		600	603
5.000% due 02/22/2017		200	213
Macquarie Group Ltd.
3.000% due 12/03/2018		1,300	1,332
Mitsubishi UFJ Lease & Finance Co. Ltd.
1.006% due 07/23/2019		900	901
Morgan Stanley
5.375% due 10/15/2015		200	207
Muenchener Hypothekenbank eG
1.125% due 07/13/2015		1,200	1,203
Navient Corp.
6.250% due 01/25/2016		2,050	2,137
Nordea Bank AB
0.616% due 04/04/2017		1,200	1,202
0.693% due 05/13/2016		300	301
Nordea Eiendomskreditt A/S
2.125% due 09/22/2017		200	204
NRAM Covered Bond LLP
5.625% due 06/22/2017		700	769
Piper Jaffray Cos.
3.255% due 05/31/2017		200	200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Prudential Covered Trust
2.997% due 09/30/2015		$1,725	$1,750
QNB Finance Ltd.
1.483% due 10/31/2016		1,000	1,014
Rabobank Group
4.000% due 09/10/2015	GBP	1,000	1,592
RCI Banque S.A.
4.600% due 04/12/2016		$500	520
Regions Financial Corp.
5.750% due 06/15/2015		1,000	1,021
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		500	505
Shinhan Bank
0.883% due 04/08/2017		500	501
Springleaf Finance Corp.
5.400% due 12/01/2015		800	822
Swedbank Hypotek AB
2.950% due 03/28/2016		700	718
UBS AG
0.873% due 08/14/2019		500	502
Weyerhaeuser Co.
6.950% due 08/01/2017		493	554

			78,988

INDUSTRIALS 27.7%
3M Co.
0.310% due 11/09/2018	EUR	500	606
AbbVie, Inc.
1.200% due 11/06/2015		$700	702
Altria Group, Inc.
4.125% due 09/11/2015		250	256
Amgen, Inc.
0.613% due 05/22/2017		2,250	2,247
2.125% due 05/15/2017		250	253
2.300% due 06/15/2016		250	254
Anglo American Capital PLC
1.181% due 04/15/2016		500	501
Asciano Finance Ltd.
3.125% due 09/23/2015		400	405
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016		308	316
BAT International Finance PLC
2.125% due 06/07/2017		450	455
Becton Dickinson and Co.
0.691% due 06/15/2016		2,600	2,602
BMW U.S. Capital LLC
0.574% due 06/02/2017		400	400
Boston Scientific Corp.
6.400% due 06/15/2016		800	856
BSKYB Finance UK PLC
5.625% due 10/15/2015		1,600	1,661
Canadian Natural Resources Ltd.
0.632% due 03/30/2016		2,200	2,197
Chesapeake Energy Corp.
3.481% due 04/15/2019		200	197
ConAgra Foods, Inc.
0.601% due 07/21/2016		2,100	2,096
Covidien International Finance S.A.
1.350% due 05/29/2015		250	251
Crown Castle Towers LLC
3.214% due 08/15/2035		1,400	1,417
Daimler Finance North America LLC
0.588% due 03/10/2017		3,500	3,495
1.092% due 08/01/2018		500	507
Devon Energy Corp.
0.781% due 12/15/2016		300	299

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DISH DBS Corp.
7.125% due 02/01/2016	$1,000	$1,054
7.750% due 05/31/2015	800	823
eBay, Inc.
0.712% due 08/01/2019	1,400	1,375
Enbridge, Inc.
0.684% due 06/02/2017	500	498
Georgia-Pacific LLC
2.539% due 11/15/2019	600	600
7.700% due 06/15/2015	630	648
Glencore Canada Corp.
6.000% due 10/15/2015	655	677
Glencore Finance Canada Ltd.
2.050% due 10/23/2015	800	805
HCA, Inc.
6.375% due 01/15/2015	500	501
6.500% due 02/15/2016	950	994
7.190% due 11/15/2015	400	419
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	2,500	2,565
Hyundai Capital America
1.875% due 08/09/2016	1,500	1,511
4.000% due 06/08/2017	500	523
KazMunayGas National Co. JSC
11.750% due 01/23/2015	2,000	2,007
Kia Motors Corp.
3.625% due 06/14/2016	500	516
Kinder Morgan Energy Partners LP
5.625% due 02/15/2015	600	603
Kinder Morgan, Inc.
2.000% due 12/01/2017	400	398
KLA-Tencor Corp.
3.375% due 11/01/2019	150	153
Korea National Oil Corp.
3.125% due 04/03/2017	200	205
Life Technologies Corp.
4.400% due 03/01/2015	1,000	1,005
Lowe’s Cos., Inc.
0.658% due 09/10/2019	500	502
Medtronic, Inc.
1.043% due 03/15/2020	600	600
MGM Resorts International
6.625% due 07/15/2015	1,400	1,428
6.875% due 04/01/2016	650	679
NBCUniversal Enterprise, Inc.
0.916% due 04/15/2018	1,000	1,009
Nissan Motor Acceptance Corp.
0.785% due 03/03/2017	600	602
0.955% due 09/26/2016	1,200	1,207
1.000% due 03/15/2016	100	100
Petrobras International Finance Co. S.A.
2.875% due 02/06/2015	1,400	1,394
Phillips 66
1.950% due 03/05/2015	300	301
Reynolds American, Inc.
1.050% due 10/30/2015	1,000	1,001
Rockies Express Pipeline LLC
3.900% due 04/15/2015	1,750	1,746
SABIC Capital BV
3.000% due 11/02/2015	1,700	1,732
Sabine Pass LNG LP
7.500% due 11/30/2016	200	209
Sanofi
2.625% due 03/29/2016	400	410
Sutter Health
1.090% due 08/15/2053	1,000	996

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Takeda Pharmaceutical Co. Ltd.
1.625% due 03/17/2017		$250	$251
Telefonica Emisiones S.A.U.
0.902% due 06/23/2017		1,500	1,499
4.949% due 01/15/2015		1,000	1,001
6.421% due 06/20/2016		200	214
Teva Pharmaceutical Finance BV
3.000% due 06/15/2015		250	252
Teva Pharmaceutical Finance Co. BV
2.400% due 11/10/2016		500	511
Toll Brothers Finance Corp.
8.910% due 10/15/2017		200	233
Transocean, Inc.
4.950% due 11/15/2015		500	501
Tyco Electronics Group S.A.
0.433% due 01/29/2016		500	500
UAL Pass-Through Trust
10.400% due 05/01/2018		64	71
USG Corp.
6.300% due 11/15/2016		100	106
8.375% due 10/15/2018		300	315
9.750% due 01/15/2018		250	286
VW Credit, Inc.
0.675% due 06/26/2017		1,400	1,398
Walgreens Boots Alliance, Inc.
0.682% due 05/18/2016		1,100	1,100
Wesfarmers Ltd.
2.983% due 05/18/2016		250	257
Whirlpool Corp.
1.650% due 11/01/2017		200	200
Williams Partners LP
3.800% due 02/15/2015		500	501

			62,965

UTILITIES 11.4%
AES Corp.
3.234% due 06/01/2019		600	587
AT&T, Inc.
0.677% due 03/30/2017		500	500
BellSouth Corp.
4.182% due 04/26/2021		2,000	2,020
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	300	497
6.500% due 11/30/2072		$400	429
BP Capital Markets PLC
0.652% due 11/07/2016		900	901
0.700% due 11/06/2015		500	500
0.885% due 09/26/2018		1,000	992
Entergy Corp.
3.625% due 09/15/2015		400	406
Iberdrola International BV
5.375% due 03/15/2015		1,500	1,512
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016		250	260
6.000% due 01/15/2018		800	871
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		500	508
Korea Electric Power Corp.
3.000% due 10/05/2015		400	406
Korea Hydro & Nuclear Power Co. Ltd.
1.013% due 05/22/2017		1,000	1,000
3.125% due 09/16/2015		600	609
Korea Western Power Co. Ltd.
3.125% due 05/10/2017		250	257
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015		300	301

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Orange S.A.
5.000% due 05/12/2016	GBP	1,000	$1,639
Petrobras Global Finance BV
2.603% due 03/17/2017		$300	278
Petroleos Mexicanos
5.750% due 03/01/2018		500	541
Plains All American Pipeline LP
3.950% due 09/15/2015		440	449
Rosneft Finance S.A.
7.500% due 07/18/2016		1,500	1,445
Sinopec Group Overseas Development Ltd.
1.009% due 04/10/2017		1,300	1,302
1.149% due 04/10/2019		400	401
Sprint Communications, Inc.
6.000% due 12/01/2016		600	629
8.375% due 08/15/2017		1,100	1,191
Telecom Italia Capital S.A.
5.250% due 10/01/2015		900	921
Verizon Communications, Inc.
1.991% due 09/14/2018 (d)		4,250	4,425

			25,777

Total Corporate Bonds & Notes (Cost $168,743)			167,730

MUNICIPAL BONDS & NOTES 1.3%

ARKANSAS 0.1%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.133% due 11/25/2043		136	137

CALIFORNIA 0.7%
California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019		800	801
California State General Obligation Bonds, Series 2005
5.000% due 05/01/2016		300	305
University of California Revenue Bonds, Series 2011
0.655% due 07/01/2041		500	501

			1,607

FLORIDA 0.2%
Orlando-Orange County, Florida Expressway Authority Revenue Notes, Series 2013
3.000% due 07/01/2015		200	203
4.000% due 07/01/2016		165	173

			376

NORTH CAROLINA 0.1%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
0.780% due 12/01/2033		230	230

OHIO 0.2%
Ohio State Water Development Authority Revenue Bonds, Series 2010
3.375% due 07/01/2033		500	506

Total Municipal Bonds & Notes (Cost $2,852)			2,856

U.S. GOVERNMENT AGENCIES 2.2%
Fannie Mae
0.215% due 12/25/2036		13	13
0.290% due 03/25/2034		11	11
0.320% due 08/25/2034		3	3

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.370% due 02/25/2037 - 10/27/2037	$205	$204
0.520% due 05/25/2042	7	7
0.570% due 12/25/2043	2,197	2,209
0.720% due 09/25/2041	219	220
0.750% due 06/25/2041	161	163
0.850% due 12/25/2037	77	78
0.856% due 01/01/2021	187	190
1.315% due 03/01/2044 - 07/01/2044	31	32
2.380% due 10/01/2031	1	1
Freddie Mac
0.210% due 12/25/2036	32	32
0.611% due 09/15/2041	105	106
0.861% due 02/15/2038	99	101
1.315% due 10/25/2044 - 02/25/2045	220	224
1.515% due 07/25/2044	41	41
Ginnie Mae
0.706% due 04/20/2062	334	334
0.856% due 02/20/2062	270	271
1.206% due 02/20/2062	165	168
1.625% due 02/20/2032	8	8
NCUA Guaranteed Notes
0.512% due 12/07/2020	115	116
0.527% due 11/06/2017	152	152
0.717% due 12/08/2020	171	173
1.600% due 10/29/2020	74	74

Total U.S. Government Agencies (Cost $4,900)		4,931

U.S. TREASURY OBLIGATIONS 1.5%
U.S. Treasury Inflation Protected Securities (a)
0.625% due 07/15/2021 (d)	3,368	3,418

Total U.S. Treasury Obligations (Cost $3,417)		3,418

MORTGAGE-BACKED SECURITIES 3.5%
Banc of America Commercial Mortgage Trust
5.617% due 07/10/2046	175	185
5.728% due 05/10/2045	100	104
Banc of America Mortgage Trust
3.322% due 07/20/2032	1	1
BCAP LLC Trust
2.354% due 11/26/2035	45	45
Bear Stearns Adjustable Rate Mortgage Trust
2.686% due 01/25/2034	5	5
Bear Stearns ALT-A Trust
2.612% due 09/25/2035	29	25
Bear Stearns Commercial Mortgage Securities Trust
5.468% due 06/11/2041	23	23
CDGJ Commercial Mortgage Trust
1.550% due 12/15/2027	500	502
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035	11	11
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049	796	839
Commercial Mortgage Trust
2.365% due 02/10/2029	700	714
Countrywide Home Loan Reperforming REMIC Trust
0.510% due 06/25/2035	16	14
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	480	510
5.467% due 09/15/2039	415	437
5.669% due 03/15/2039	68	71
5.970% due 02/15/2041	700	768

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032		$3	$3
2.179% due 06/25/2033		18	18
DBRR Trust
0.853% due 02/25/2045		608	608
First Republic Mortgage Loan Trust
0.461% due 08/15/2032		12	12
Greenpoint Mortgage Funding Trust
0.610% due 06/25/2045		32	28
GS Mortgage Securities Corp.
4.761% due 07/10/2039		471	473
GSR Mortgage Loan Trust
2.669% due 09/25/2035		21	21
HarborView Mortgage Loan Trust
0.384% due 05/19/2035		45	38
JPMorgan Chase Commercial Mortgage Securities Trust
5.440% due 06/12/2047		482	513
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.601% due 12/15/2030		5	5
Merrill Lynch Mortgage Investors Trust
1.156% due 10/25/2035		16	15
Morgan Stanley Capital Trust
1.085% due 03/15/2045		43	43
RBSSP Resecuritization Trust
0.670% due 10/26/2036		149	146
2.195% due 12/26/2036		157	158
Selkirk Ltd.
1.860% due 12/20/2041		967	977
Silenus European Loan Conduit Ltd.
0.228% due 05/15/2019	EUR	8	9
Structured Asset Mortgage Investments Trust
0.400% due 05/25/2045		$49	45
0.414% due 07/19/2035		8	7
0.824% due 09/19/2032		4	3
Vulcan European Loan Conduit Ltd.
0.358% due 05/15/2017	EUR	20	24
Wachovia Bank Commercial Mortgage Trust
0.241% due 06/15/2020		$14	14
5.558% due 03/15/2045		204	211
WaMu Commercial Mortgage Securities Trust
5.362% due 03/23/2045		206	211
WaMu Mortgage Pass-Through Certificates Trust
1.113% due 02/25/2046		24	23
1.113% due 08/25/2046		34	28
1.313% due 11/25/2042		11	11
1.513% due 06/25/2042		3	2

Total Mortgage-Backed Securities (Cost $8,059)			7,900

ASSET-BACKED SECURITIES 7.3%
Alba SPV SRL
1.581% due 04/20/2040	EUR	658	800
Apidos CDO Ltd.
0.500% due 06/12/2020		$171	171
Ares CLO Ltd.
0.863% due 11/25/2020		292	290
Atrium CDO Corp.
1.332% due 11/16/2022		250	250
Bear Stearns Asset-Backed Securities Trust
0.830% due 10/25/2032		1	1
Carrington Mortgage Loan Trust
0.270% due 06/25/2037		5	5
Cavalry CLO Ltd.
1.528% due 01/16/2024		500	500

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COA Summit CLO Ltd.
1.581% due 04/20/2023		$1,900	$1,899
Commercial Industrial Finance Corp.
1.383% due 08/14/2024		400	400
Cornerstone CLO Ltd.
0.451% due 07/15/2021		842	836
Countrywide Asset-Backed Certificates
0.650% due 12/25/2031		2	1
0.910% due 05/25/2032		1	1
Credit Suisse First Boston Mortgage Securities Corp.
0.895% due 08/25/2032		3	2
Drug Royalty LP
3.082% due 07/15/2023		285	287
Dryden Leveraged Loan CDO
0.471% due 10/20/2020		153	152
Dryden Senior Loan Fund
1.401% due 01/15/2022		1,000	998
Duane Street CLO Ltd.
0.480% due 01/11/2021		50	49
Eagle Ltd.
2.570% due 12/15/2039		250	250
Educational Services of America, Inc.
0.900% due 04/25/2039		199	200
Fore CLO Ltd.
0.476% due 07/20/2019		56	55
Franklin CLO Ltd.
0.501% due 06/15/2018		18	18
Gallatin CLO Ltd.
1.501% due 07/15/2023		2,000	1,997
Gateway Euro CLO S.A.
0.398% due 04/25/2023	EUR	195	236
Golden Knight CDO Ltd.
0.471% due 04/15/2019		$442	440
Gracechurch Card Funding PLC
0.861% due 02/15/2017		500	500
Harbourmaster CLO BV
0.301% due 05/08/2023	EUR	384	462
Highbridge Loan Management Ltd.
1.497% due 09/20/2022		$500	501
LCM LP
1.491% due 04/15/2022		600	598
Lockwood Grove CLO Ltd.
1.603% due 01/25/2024		2,200	2,200
Madison Park Funding Ltd.
1.482% due 04/22/2022		850	847
MASTR Asset-Backed Securities Trust
0.220% due 11/25/2036		3	1
Mountain Capital CLO Ltd.
0.481% due 09/15/2018		83	83
Northstar Education Finance, Inc.
0.870% due 12/26/2031		147	148
Octagon Investment Partners Ltd.
1.502% due 05/05/2023		700	698
Renaissance Home Equity Loan Trust
0.530% due 11/25/2034		6	5
0.670% due 12/25/2033		27	27
1.035% due 08/25/2033		6	6
SBA Tower Trust
2.898% due 10/15/2044		300	301
SLM Student Loan Trust
0.441% due 12/17/2018		59	59
0.734% due 10/25/2017		103	103
1.734% due 04/25/2023		50	52
Trimaran CLO Ltd.
0.482% due 11/01/2018		29	29

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WhiteHorse Ltd.
0.702% due 05/01/2018		$221	$221

Total Asset-Backed Securities (Cost $16,791)			16,679

SOVEREIGN ISSUES 2.4%
Export-Import Bank of Korea
0.980% due 01/14/2017		1,800	1,806
1.250% due 11/20/2015		500	501
Korea Housing Finance Corp.
4.125% due 12/15/2015		900	925
Korea Land & Housing Corp.
1.875% due 08/02/2017		2,000	1,995
Slovenia Government International Bond
2.750% due 03/17/2015	EUR	100	122

Total Sovereign Issues (Cost $5,379)			5,349

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Citigroup Capital
7.875% due 10/30/2040		3,000	80

Total Preferred Securities (Cost $81)			80

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.0%

CERTIFICATES OF DEPOSIT 1.5%
Intesa Sanpaolo SpA
1.610% due 04/11/2016		$200	200
1.650% due 04/07/2015		2,000	2,004

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Itau Unibanco Holding S.A.
1.151% due 06/04/2015		$1,000	$1,000
1.190% due 06/26/2015		250	250

			3,454

COMMERCIAL PAPER 3.7%
ENI Coordination Center S.A.
0.500% due 03/20/2015		1,000	999
ENI Finance USA, Inc.
0.550% due 10/26/2015		500	500
Entergy Corp.
0.860% due 01/29/2015		1,000	999
Ford Motor Credit Co.
0.720% due 03/02/2015		1,100	1,099
0.760% due 01/05/2015		200	200
Greensill Capital SCF S.A.
5.830% due 03/04/2015 (b)		1,000	991
NiSource Finance Corp.
0.780% due 01/05/2015		800	800
Tesco Treasury Services PLC
1.024% due 08/17/2015		2,000	1,965
3.990% due 08/18/2015		500	491
Vodafone Group PLC
0.600% due 06/29/2015		250	249

			8,293

REPURCHASE AGREEMENTS (c) 0.3%
			695

SLOVENIA TREASURY BILLS 0.4%
0.761% due 04/09/2015	EUR	700	847

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.076% due 05/28/2015 (g)	$261	$261

Total Short-Term Instruments (Cost $13,683)		13,550

Total Investments in Securities (Cost $224,353)		222,942

	SHARES
INVESTMENTS IN AFFILIATES 4.4%

SHORT-TERM INSTRUMENTS 4.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.4%
PIMCO Short-Term Floating NAV Portfolio	453	5
PIMCO Short-Term Floating NAV Portfolio III	1,010,606	10,017

Total Short-Term Instruments (Cost $10,036)		10,022

Total Investments in Affiliates (Cost $10,036)		10,022

Total Investments 102.7% (Cost $234,389)		$232,964

Financial Derivative Instruments (e)(f) 0.2% (Cost or Premiums, net $124)		343

Other Assets and Liabilities, net (2.9%)		(6,480)

Net Assets 100.0%		$226,827

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

(b)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Greensill Capital SCF S.A.	5.830%	03/04/2015	09/03/2014	$ 991	$991	0.44%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$695	Fannie Mae 2.260% due 10/17/2022	$(711)	$695	$695

Total Repurchase Agreements						$(711)	$695	$695

(1)	Includes accrued interest.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BPG	0.450%	12/15/2014	01/15/2015	$(1,901)	$(1,901)
	0.460%	12/17/2014	01/21/2015	(4,216)	(4,217)

Total Reverse Repurchase Agreements					$(6,118)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.450%	12/19/2014	01/07/2015	$(3,003)	$(3,002)

Total Sale-Buyback Transactions					$(3,002)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2014 was $3,304 at a weighted average interest rate of 0.089%.
(3)	Payable for sale-buyback transactions includes $(2) of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(d)	Securities with an aggregate market value of $9,413 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BPG	$0	$(6,118)	$0	$0	$(6,118)	$6,422	$304
SSB	695	0	0	0	695	(711)	(16)

Master Securities Forward Transaction Agreement
GSC	0	0	(3,002)	0	(3,002)	2,991	(11)

Total Borrowings and Other Financing Transactions	$695	$(6,118)	$(3,002)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	93	$(4)	$1	$0
90-Day Eurodollar June Futures	Long	06/2015	445	11	6	0
90-Day Eurodollar March Futures	Short	03/2018	397	(292)	0	(29)
90-Day Eurodollar September Futures	Long	09/2015	86	(9)	1	0
U.S. Treasury 2-Year Note March Futures	Long	03/2015	289	22	13	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Short	09/2016	447	(309)	0	(35)

Total Futures Contracts				$(581)	$21	$(64)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.685%	12/22/2016	$54,900	$7	$(17)	$0	$(11)
Receive	3-Month USD-LIBOR	1.500%	12/17/2017	30,900	(217)	(177)	0	(2)

					$(210)	$(194)	$0	$(13)

Total Swap Agreements					$(210)	$(194)	$0	$(13)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

Cash of $1,059 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$21	$0	$21	$0	$ (64)	$(13)	$ (77)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BRC	03/2015		EUR	100	$		137	$16	$0

DUB	04/2015			700			966	119	0

GLM	02/2015			4,056			5,059	149	0
	02/2015	$		197		EUR	159	0	(4)

HUS	01/2015		AUD	1,496	$		1,280	58	0
	02/2015	$		674		EUR	541	0	(19)

JPM	02/2015		EUR	195	$		242	6	0

MSB	02/2015		GBP	3,662			5,729	22	0

Total Forward Foreign Currency Contracts								$370	$(23)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.050%	07/21/2015	$	56,800	$142	$70

Total Purchased Options								$142	$70

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Call - OTC 1-Year Interest Rate Swap (Effective 07/23/2018)	3-Month USD-LIBOR	Receive	3.000%	07/21/2015	$	39,900	$(150)	$(217)

Total Written Options								$(150)	$(217)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	Notional Amount	Premiums
Balance at Beginning of Period	0	$0
Sales	161,500	(368)
Closing Buys	(121,600)	218
Expirations	0	0
Exercised	0	0

Balance at End of Period	39,900	$(150)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Domtar Corp.	1.000%	06/20/2019	1.181%	$ 800	$(13)	$7	$0	$(6)

BRC	Volvo Treasury AB	1.000%	12/20/2019	0.752%	EUR 100	0	2	2	0

CBK	HeidelbergCement Finance BV	5.000%	06/20/2019	0.907%	100	24	(2)	22	0
	Lafarge S.A.	1.000%	06/20/2019	0.594%	700	(4)	20	16	0
	Volvo Treasury AB	1.000%	12/20/2019	0.752%	500	(3)	11	8	0
	Wendel S.A.	5.000%	09/20/2019	0.859%	200	52	(6)	46	0

FBF	HeidelbergCement Finance BV	5.000%	06/20/2019	0.907%	500	119	(9)	110	0
	Volvo Treasury AB	1.000%	09/20/2019	0.709%	500	4	5	9	0

GST	Volvo Treasury AB	1.000%	12/20/2019	0.752%	400	(5)	11	6	0

JPM	Volvo Treasury AB	1.000%	09/20/2019	0.709%	300	2	3	5	0

MYC	Domtar Corp.	1.000%	09/20/2019	1.290%	$ 900	(29)	17	0	(12)

						$147	$59	$224	$(18)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	$1,744	$(7)	$4	$0	$(3)

GST	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	1,962	(8)	4	0	(4)

					$(15)	$8	$0	$(7)

Total Swap Agreements					$132	$67	$224	$(25)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(g)	Securities with an aggregate market value of $261 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BPS	$0	$0	$0	$0	$0	$0	$(6)	$(6)	$(6)	$0	$(6)
BRC	16	0	2	18	0	0	0	0	18	0	18
CBK	0	70	92	162	0	0	0	0	162	0	162
DUB	119	0	0	119	0	0	0	0	119	0	119
FBF	0	0	119	119	0	0	(3)	(3)	116	(290)	(174)
GLM	149	0	0	149	(4)	0	0	(4)	145	0	145
GST	0	0	6	6	0	0	(4)	(4)	2	0	2
HUS	58	0	0	58	(19)	0	0	(19)	39	0	39
JPM	6	0	5	11	0	(217)	0	(217)	(206)	261	55
MSB	22	0	0	22	0	0	0	0	22	0	22
MYC	0	0	0	0	0	0	(12)	(12)	(12)	0	(12)

Total Over the Counter	$370	$70	$224	$664	$(23)	$(217)	$(25)	$(265)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$21	$21

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$370	$0	$370
Purchased Options	0	0	0	0	70	70
Swap Agreements	0	224	0	0	0	224

	$0	$224	$0	$370	$70	$664

	$0	$224	$0	$370	$91	$685

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$64	$64
Swap Agreements	0	0	0	0	13	13

	$0	$0	$0	$0	$77	$77

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23	$0	$23
Written Options	0	0	0	0	217	217
Swap Agreements	0	25	0	0	0	25

	$0	$25	$0	$23	$217	$265

	$0	$25	$0	$23	$294	$342

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$242	$242
Swap Agreements	0	33	0	0	(35)	(2)

	$0	$33	$0	$0	$207	$240

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,399	$0	$1,399
Purchased Options	0	0	0	0	131	131
Written Options	0	0	0	0	120	120
Swap Agreements	0	255	0	0	0	255

	$0	$255	$0	$1,399	$251	$1,905

	$0	$288	$0	$1,399	$458	$2,145

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(581)	$(581)
Swap Agreements	0	0	0	0	(200)	(200)

	$0	$0	$0	$0	$(781)	$(781)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$313	$0	$313
Purchased Options	0	0	0	0	(72)	(72)
Written Options	0	0	0	0	(67)	(67)
Swap Agreements	0	17	0	0	0	17

	$0	$17	$0	$313	$(139)	$191

	$0	$17	$0	$313	$(920)	$(590)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$449	$0	$449
Corporate Bonds & Notes
Banking & Finance	0	78,988	0	78,988
Industrials	0	62,894	71	62,965
Utilities	0	25,777	0	25,777
Municipal Bonds & Notes
Arkansas	0	137	0	137
California	0	1,607	0	1,607
Florida	0	376	0	376
North Carolina	0	230	0	230
Ohio	0	506	0	506
U.S. Government Agencies	0	4,931	0	4,931
U.S. Treasury Obligations	0	3,418	0	3,418
Mortgage-Backed Securities	0	7,292	608	7,900
Asset-Backed Securities	0	16,429	250	16,679
Sovereign Issues	0	5,349	0	5,349
Preferred Securities
Banking & Finance	80	0	0	80
Short-Term Instruments
Certificates of Deposit	0	3,454	0	3,454
Commercial Paper	0	8,293	0	8,293
Repurchase Agreements	0	695	0	695
Slovenia Treasury Bills	0	847	0	847
U.S. Treasury Bills	0	261	0	261
	$80	$221,933	$929	$222,942

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10,022	$0	$0	$10,022

Total Investments	$10,102	$221,933	$929	$232,964

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	21	0	0	21
Over the counter	0	664	0	664
	$21	$664	$0	$685

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(64)	(13)	0	(77)
Over the counter	0	(265)	0	(265)
	$(64)	$(278)	$0	$(342)

Totals	$10,059	$222,319	$929	$233,307

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally

4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if

ANNUAL REPORT	DECEMBER 31, 2014	21

Notes to Financial Statements (Cont.)

adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

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Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value   When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis

ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements (Cont.)

based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2014, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools

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created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at December 31, 2014 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements (Cont.)

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$104	$0	$(99)	$0	$0	$5	$0	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$6,183	$141,344	$(137,481)	$(19)	$(10)	$10,017	$45	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of

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the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage

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to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of

ANNUAL REPORT	DECEMBER 31, 2014	31

Notes to Financial Statements (Cont.)

forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Purchases	Sales
$59,755	$81,763

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$434,562	$469,223	$197,683	$117,187

ANNUAL REPORT	DECEMBER 31, 2014	33

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	132	$1,356	490	$5,025
Administrative Class	10,812	111,308	6,566	67,424
Advisor Class	2,963	30,497	6,244	64,106
Issued as reinvestment of distributions
Institutional Class	6	63	7	75
Administrative Class	80	827	39	397
Advisor Class	74	757	44	452
Cost of shares redeemed
Institutional Class	(298)	(3,066)	(613)	(6,305)
Administrative Class	(7,336)	(75,587)	(3,753)	(38,551)
Advisor Class	(1,719)	(17,691)	(1,602)	(16,449)
Net increase (decrease) resulting from Portfolio share transactions	4,714	$48,464	7,422	$76,174

As of December 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 62% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of

December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$2,179	$—	$(1,691)	$—	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$234,407	$356	$(1,799)	$(1,443)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback transactions, and convertible preferred stock.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$1,496	$151	$—
12/31/2013	$924	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Short-Term Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

36	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BPG	BNP Paribas Securities Corp.	FBF	Credit Suisse International	JPM	JPMorgan Chase Bank N.A.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	MSB	Morgan Stanley Bank, N.A
BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co.	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	HUS	HSBC Bank USA N.A.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ALT	Alternate Loan Trust	JSC	Joint Stock Company	OIS	Overnight Index Swap
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration

ANNUAL REPORT	DECEMBER 31, 2014	37

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	39

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

40	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	45

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT63AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Short-Term Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart

4	PIMCO VARIABLE INSURANCE TRUST

measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	72.0%
Short-Term Instruments‡	10.1%
Asset-Backed Securities	7.2%
Mortgage-Backed Securities	3.4%
Sovereign Issues	2.3%
Other	5.0%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	10 Years	Class Inception (04/28/2000)
PIMCO Short-Term Portfolio Institutional Class	0.86%	1.48%	2.67%	3.04%
Citi 3-Month Treasury Bill Index±	0.03%	0.07%	1.46%	1.82%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.46% for Institutional Class shares.

± Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,000.70	$1,023.01
Expenses Paid During Period†	$2.33	$2.36
Net Annualized Expense Ratio	0.46%	0.46%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	Exposure to investment grade credit benefited performance as these investment grade credit securities generally posted positive total returns during the reporting period.

»	Exposure to European interest rates benefited performance as euro swap rates broadly declined during the reporting period.

»	An overweight to commercial mortgage-backed securities added to returns as these securities generally posted positive performance during the reporting period.

»	Short exposure to the Japanese yen benefited performance as the Japanese yen depreciated versus the U.S. dollar during the reporting period.

»	Short exposure to U.K. interest rates during the final quarter of the reporting period detracted from performance as U.K. interest rates declined during this period.

»	An overweight to the three-year portion of the U.S. yield curve detracted from performance as three-year U.S. interest rates increased during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Short-Term Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Institutional Class
Net asset value beginning of year	$10.27	$10.29	$10.12	$10.18	$10.07
Net investment income (a)	0.08	0.10	0.11	0.11	0.11
Net realized/unrealized gain (loss)	0.01	(0.03)	0.19	(0.04)	0.12
Net increase from investment operations	0.09	0.07	0.30	0.07	0.23
Dividends from net investment income	(0.09)	(0.09)	(0.11)	(0.11)	(0.10)
Distributions from net realized capital gains	(0.01)	0.00	(0.02)	(0.02)	(0.02)
Total distributions	(0.10)	(0.09)	(0.13)	(0.13)	(0.12)
Net asset value end of year	$10.26	$10.27	$10.29	$10.12	$10.18
Total return	0.86%	0.72%	2.93%	0.66%	2.26%
Net assets end of year (000s)	$6,217	$7,865	$9,082	$7,807	$7,098
Ratio of expenses to average net assets	0.46%	0.46%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets excluding interest expense	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets	0.76%	0.96%	1.04%	1.07%	1.03%
Portfolio turnover rate	328%	134%	103%	225%	231%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$222,942
Investments in Affiliates	10,022
Financial Derivative Instruments
Exchange-traded or centrally cleared	21
Over the counter	664
Deposits with counterparty	1,059
Foreign currency, at value	300
Receivable for investments sold	1
Receivable for Portfolio shares sold	436
Interest and dividends receivable	1,436
Dividends receivable from Affiliates	35
236,916

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$6,118
Payable for sale-buyback transactions	3,002
Financial Derivative Instruments
Exchange-traded or centrally cleared	77
Over the counter	265
Payable for investments in Affiliates purchased	35
Deposits from counterparty	290
Payable for Portfolio shares redeemed	172
Accrued investment advisory fees	48
Accrued supervisory and administrative fees	39
Accrued distribution fees	24
Accrued servicing fees	14
Other liabilities	5
10,089

Net Assets	$226,827

Net Assets Consist of:
Paid in capital	$226,341
Undistributed net investment income	1,719
Accumulated undistributed net realized gain	713
Net unrealized (depreciation)	(1,946)
$226,827

Net Assets:
Institutional Class	$6,217
Administrative Class	108,802
Advisor Class	111,808

Shares Issued and Outstanding:
Institutional Class	606
Administrative Class	10,607
Advisor Class	10,901

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.26
Administrative Class	10.26
Advisor Class	10.26

Cost of Investments in Securities	$224,353
Cost of Investments in Affiliates	$10,036
Cost of Foreign Currency Held	$309
Cost or Premiums of Financial Derivative Instruments, net	$124

* Includes repurchase agreements of:	$695

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$2,580
Dividends	2
Dividends from Investments in Affiliates	45
Total Income	2,627

Expenses:
Investment advisory fees	539
Supervisory and administrative fees	431
Servicing fees - Administrative Class	153
Distribution and/or servicing fees - Advisor Class	267
Trustee fees	3
Interest expense	11
Total Expenses	1,404

Net Investment Income	1,223

Net Realized Gain (Loss):
Investments in securities	349
Investments in Affiliates	(19)
Exchange-traded or centrally cleared financial derivative instruments	240
Over the counter financial derivative instruments	1,905
Short sales	(25)
Foreign currency	18
Net Realized Gain	2,468

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,678)
Investments in Affiliates	(10)
Exchange-traded or centrally cleared financial derivative instruments	(781)
Over the counter financial derivative instruments	191
Foreign currency assets and liabilities	(19)
Net Change in Unrealized (Depreciation)	(2,297)
Net Gain	171

Net Increase in Net Assets Resulting from Operations	$1,394

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase in Net Assets from:

Operations:
Net investment income	$1,223	$983
Net realized gain (loss)	2,468	(134)
Net change in unrealized (depreciation)	(2,297)	(184)
Net increase in net assets resulting from operations	1,394	665

Distributions to Shareholders:
From net investment income
Institutional Class	(57)	(75)
Administrative Class	(722)	(397)
Advisor Class	(645)	(452)
From net realized capital gains
Institutional Class	(6)	0
Administrative Class	(105)	0
Advisor Class	(112)	0

Total Distributions	(1,647)	(924)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	48,464	76,174

Total Increase in Net Assets	48,211	75,915

Net Assets:
Beginning of year	178,616	102,701
End of year*	$226,827	$178,616

* Including undistributed net investment income of:	$1,719	$199

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.3%

BANK LOAN OBLIGATIONS 0.2%
Dell, Inc.
3.750% due 10/29/2018		$450	$449

Total Bank Loan Obligations (Cost $448)			449

CORPORATE BONDS & NOTES 73.9%

BANKING & FINANCE 34.8%
Ally Financial, Inc.
2.750% due 01/30/2017		200	200
3.125% due 01/15/2016		300	302
4.625% due 06/26/2015		450	454
Banco Bradesco S.A.
4.500% due 01/12/2017		1,500	1,556
Banco Santander Brasil S.A.
4.250% due 01/14/2016		700	714
4.625% due 02/13/2017		1,300	1,354
Banco Santander Chile
1.130% due 04/11/2017		500	498
Bank of America Corp.
0.562% due 08/15/2016		2,000	1,985
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.846% due 09/09/2016		2,000	2,008
Banque PSA Finance S.A.
3.875% due 01/14/2015	EUR	600	726
BPCE S.A.
0.873% due 06/17/2017		$750	752
1.082% due 02/10/2017		500	504
1.357% due 03/06/2017	GBP	500	784
CIT Group, Inc.
4.750% due 02/15/2015		$300	300
Credit Agricole S.A.
0.814% due 06/02/2017		2,100	2,105
Credit Suisse
0.724% due 05/26/2017		2,000	1,999
DBS Bank Ltd.
0.840% due 07/15/2021		2,000	1,985
Dexia Credit Local S.A.
1.250% due 10/18/2016		800	804
Eksportfinans ASA
2.000% due 09/15/2015		400	401
2.375% due 05/25/2016		750	754
5.500% due 06/26/2017		500	535
Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
0.110% due 03/20/2017		200	193
Ford Motor Credit Co. LLC
0.755% due 09/08/2017		1,300	1,292
1.008% due 01/17/2017		600	600
3.984% due 06/15/2016		100	104
General Motors Financial Co., Inc.
2.625% due 07/10/2017		1,000	1,005
GMAC International Finance BV
7.500% due 04/21/2015	EUR	600	738
Goldman Sachs Group, Inc.
0.697% due 03/22/2016		$500	499
0.860% due 06/04/2017 (d)		2,500	2,496
5.250% due 12/15/2015	GBP	500	809
7.750% due 11/23/2016	AUD	1,300	1,147
Hana Bank
1.357% due 11/09/2016		$1,450	1,459
4.000% due 11/03/2016		200	209
Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015		1,550	1,555

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HBOS PLC
0.935% due 09/06/2017		$2,300	$2,296
0.957% due 09/30/2016		1,000	998
HSBC Finance Corp.
0.664% due 06/01/2016		400	399
HSH Nordbank AG
0.383% due 12/31/2015		200	199
Hypothekenbank Frankfurt AG
0.110% due 09/20/2017		2,100	2,060
Hyundai Capital Services, Inc.
1.043% due 03/18/2017		200	200
6.000% due 05/05/2015		950	966
Industrial Bank of Korea
1.375% due 10/05/2015		1,300	1,307
2.375% due 07/17/2017		1,000	1,015
ING Bank NV
0.945% due 10/01/2019		1,500	1,504
International Lease Finance Corp.
4.875% due 04/01/2015		1,950	1,968
8.625% due 09/15/2015		600	627
IPIC GMTN Ltd.
1.750% due 11/30/2015		800	804
3.125% due 11/15/2015		1,000	1,016
Jackson National Life Global Funding
1.250% due 02/21/2017		1,500	1,494
JPMorgan Chase & Co.
0.479% due 10/12/2015	EUR	400	484
0.752% due 02/15/2017		$1,250	1,247
1.064% due 05/30/2017	GBP	100	154
2.600% due 01/15/2016		$1,200	1,221
4.100% due 05/17/2018	AUD	100	84
JPMorgan Chase Bank N.A.
0.571% due 06/13/2016		$400	398
Kookmin Bank
1.480% due 10/11/2016		1,500	1,518
Korea Development Bank
0.689% due 06/11/2015		1,000	1,000
0.857% due 01/22/2017		1,500	1,504
1.000% due 01/22/2016		2,000	2,000
Korea Exchange Bank
3.125% due 06/26/2017		200	206
Korea Finance Corp.
3.250% due 09/20/2016		500	517
LeasePlan Corp. NV
3.000% due 10/23/2017		200	205
Macquarie Bank Ltd.
1.045% due 03/24/2017		600	603
5.000% due 02/22/2017		200	213
Macquarie Group Ltd.
3.000% due 12/03/2018		1,300	1,332
Mitsubishi UFJ Lease & Finance Co. Ltd.
1.006% due 07/23/2019		900	901
Morgan Stanley
5.375% due 10/15/2015		200	207
Muenchener Hypothekenbank eG
1.125% due 07/13/2015		1,200	1,203
Navient Corp.
6.250% due 01/25/2016		2,050	2,137
Nordea Bank AB
0.616% due 04/04/2017		1,200	1,202
0.693% due 05/13/2016		300	301
Nordea Eiendomskreditt A/S
2.125% due 09/22/2017		200	204
NRAM Covered Bond LLP
5.625% due 06/22/2017		700	769
Piper Jaffray Cos.
3.255% due 05/31/2017		200	200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Prudential Covered Trust
2.997% due 09/30/2015		$1,725	$1,750
QNB Finance Ltd.
1.483% due 10/31/2016		1,000	1,014
Rabobank Group
4.000% due 09/10/2015	GBP	1,000	1,592
RCI Banque S.A.
4.600% due 04/12/2016		$500	520
Regions Financial Corp.
5.750% due 06/15/2015		1,000	1,021
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		500	505
Shinhan Bank
0.883% due 04/08/2017		500	501
Springleaf Finance Corp.
5.400% due 12/01/2015		800	822
Swedbank Hypotek AB
2.950% due 03/28/2016		700	718
UBS AG
0.873% due 08/14/2019		500	502
Weyerhaeuser Co.
6.950% due 08/01/2017		493	554

			78,988

INDUSTRIALS 27.7%
3M Co.
0.310% due 11/09/2018	EUR	500	606
AbbVie, Inc.
1.200% due 11/06/2015		$700	702
Altria Group, Inc.
4.125% due 09/11/2015		250	256
Amgen, Inc.
0.613% due 05/22/2017		2,250	2,247
2.125% due 05/15/2017		250	253
2.300% due 06/15/2016		250	254
Anglo American Capital PLC
1.181% due 04/15/2016		500	501
Asciano Finance Ltd.
3.125% due 09/23/2015		400	405
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016		308	316
BAT International Finance PLC
2.125% due 06/07/2017		450	455
Becton Dickinson and Co.
0.691% due 06/15/2016		2,600	2,602
BMW U.S. Capital LLC
0.574% due 06/02/2017		400	400
Boston Scientific Corp.
6.400% due 06/15/2016		800	856
BSKYB Finance UK PLC
5.625% due 10/15/2015		1,600	1,661
Canadian Natural Resources Ltd.
0.632% due 03/30/2016		2,200	2,197
Chesapeake Energy Corp.
3.481% due 04/15/2019		200	197
ConAgra Foods, Inc.
0.601% due 07/21/2016		2,100	2,096
Covidien International Finance S.A.
1.350% due 05/29/2015		250	251
Crown Castle Towers LLC
3.214% due 08/15/2035		1,400	1,417
Daimler Finance North America LLC
0.588% due 03/10/2017		3,500	3,495
1.092% due 08/01/2018		500	507
Devon Energy Corp.
0.781% due 12/15/2016		300	299

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DISH DBS Corp.
7.125% due 02/01/2016	$1,000	$1,054
7.750% due 05/31/2015	800	823
eBay, Inc.
0.712% due 08/01/2019	1,400	1,375
Enbridge, Inc.
0.684% due 06/02/2017	500	498
Georgia-Pacific LLC
2.539% due 11/15/2019	600	600
7.700% due 06/15/2015	630	648
Glencore Canada Corp.
6.000% due 10/15/2015	655	677
Glencore Finance Canada Ltd.
2.050% due 10/23/2015	800	805
HCA, Inc.
6.375% due 01/15/2015	500	501
6.500% due 02/15/2016	950	994
7.190% due 11/15/2015	400	419
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	2,500	2,565
Hyundai Capital America
1.875% due 08/09/2016	1,500	1,511
4.000% due 06/08/2017	500	523
KazMunayGas National Co. JSC
11.750% due 01/23/2015	2,000	2,007
Kia Motors Corp.
3.625% due 06/14/2016	500	516
Kinder Morgan Energy Partners LP
5.625% due 02/15/2015	600	603
Kinder Morgan, Inc.
2.000% due 12/01/2017	400	398
KLA-Tencor Corp.
3.375% due 11/01/2019	150	153
Korea National Oil Corp.
3.125% due 04/03/2017	200	205
Life Technologies Corp.
4.400% due 03/01/2015	1,000	1,005
Lowe’s Cos., Inc.
0.658% due 09/10/2019	500	502
Medtronic, Inc.
1.043% due 03/15/2020	600	600
MGM Resorts International
6.625% due 07/15/2015	1,400	1,428
6.875% due 04/01/2016	650	679
NBCUniversal Enterprise, Inc.
0.916% due 04/15/2018	1,000	1,009
Nissan Motor Acceptance Corp.
0.785% due 03/03/2017	600	602
0.955% due 09/26/2016	1,200	1,207
1.000% due 03/15/2016	100	100
Petrobras International Finance Co. S.A.
2.875% due 02/06/2015	1,400	1,394
Phillips 66
1.950% due 03/05/2015	300	301
Reynolds American, Inc.
1.050% due 10/30/2015	1,000	1,001
Rockies Express Pipeline LLC
3.900% due 04/15/2015	1,750	1,746
SABIC Capital BV
3.000% due 11/02/2015	1,700	1,732
Sabine Pass LNG LP
7.500% due 11/30/2016	200	209
Sanofi
2.625% due 03/29/2016	400	410
Sutter Health
1.090% due 08/15/2053	1,000	996

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Takeda Pharmaceutical Co. Ltd.
1.625% due 03/17/2017		$250	$251
Telefonica Emisiones S.A.U.
0.902% due 06/23/2017		1,500	1,499
4.949% due 01/15/2015		1,000	1,001
6.421% due 06/20/2016		200	214
Teva Pharmaceutical Finance BV
3.000% due 06/15/2015		250	252
Teva Pharmaceutical Finance Co. BV
2.400% due 11/10/2016		500	511
Toll Brothers Finance Corp.
8.910% due 10/15/2017		200	233
Transocean, Inc.
4.950% due 11/15/2015		500	501
Tyco Electronics Group S.A.
0.433% due 01/29/2016		500	500
UAL Pass-Through Trust
10.400% due 05/01/2018		64	71
USG Corp.
6.300% due 11/15/2016		100	106
8.375% due 10/15/2018		300	315
9.750% due 01/15/2018		250	286
VW Credit, Inc.
0.675% due 06/26/2017		1,400	1,398
Walgreens Boots Alliance, Inc.
0.682% due 05/18/2016		1,100	1,100
Wesfarmers Ltd.
2.983% due 05/18/2016		250	257
Whirlpool Corp.
1.650% due 11/01/2017		200	200
Williams Partners LP
3.800% due 02/15/2015		500	501

			62,965

UTILITIES 11.4%
AES Corp.
3.234% due 06/01/2019		600	587
AT&T, Inc.
0.677% due 03/30/2017		500	500
BellSouth Corp.
4.182% due 04/26/2021		2,000	2,020
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	300	497
6.500% due 11/30/2072		$400	429
BP Capital Markets PLC
0.652% due 11/07/2016		900	901
0.700% due 11/06/2015		500	500
0.885% due 09/26/2018		1,000	992
Entergy Corp.
3.625% due 09/15/2015		400	406
Iberdrola International BV
5.375% due 03/15/2015		1,500	1,512
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016		250	260
6.000% due 01/15/2018		800	871
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		500	508
Korea Electric Power Corp.
3.000% due 10/05/2015		400	406
Korea Hydro & Nuclear Power Co. Ltd.
1.013% due 05/22/2017		1,000	1,000
3.125% due 09/16/2015		600	609
Korea Western Power Co. Ltd.
3.125% due 05/10/2017		250	257
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015		300	301

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Orange S.A.
5.000% due 05/12/2016	GBP	1,000	$1,639
Petrobras Global Finance BV
2.603% due 03/17/2017		$300	278
Petroleos Mexicanos
5.750% due 03/01/2018		500	541
Plains All American Pipeline LP
3.950% due 09/15/2015		440	449
Rosneft Finance S.A.
7.500% due 07/18/2016		1,500	1,445
Sinopec Group Overseas Development Ltd.
1.009% due 04/10/2017		1,300	1,302
1.149% due 04/10/2019		400	401
Sprint Communications, Inc.
6.000% due 12/01/2016		600	629
8.375% due 08/15/2017		1,100	1,191
Telecom Italia Capital S.A.
5.250% due 10/01/2015		900	921
Verizon Communications, Inc.
1.991% due 09/14/2018 (d)		4,250	4,425

			25,777

Total Corporate Bonds & Notes (Cost $168,743)			167,730

MUNICIPAL BONDS & NOTES 1.3%

ARKANSAS 0.1%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.133% due 11/25/2043		136	137

CALIFORNIA 0.7%
California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019		800	801
California State General Obligation Bonds, Series 2005
5.000% due 05/01/2016		300	305
University of California Revenue Bonds, Series 2011
0.655% due 07/01/2041		500	501

			1,607

FLORIDA 0.2%
Orlando-Orange County, Florida Expressway Authority Revenue Notes, Series 2013
3.000% due 07/01/2015		200	203
4.000% due 07/01/2016		165	173

			376

NORTH CAROLINA 0.1%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
0.780% due 12/01/2033		230	230

OHIO 0.2%
Ohio State Water Development Authority Revenue Bonds, Series 2010
3.375% due 07/01/2033		500	506

Total Municipal Bonds & Notes (Cost $2,852)			2,856

U.S. GOVERNMENT AGENCIES 2.2%
Fannie Mae
0.215% due 12/25/2036		13	13
0.290% due 03/25/2034		11	11
0.320% due 08/25/2034		3	3

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.370% due 02/25/2037 - 10/27/2037	$205	$204
0.520% due 05/25/2042	7	7
0.570% due 12/25/2043	2,197	2,209
0.720% due 09/25/2041	219	220
0.750% due 06/25/2041	161	163
0.850% due 12/25/2037	77	78
0.856% due 01/01/2021	187	190
1.315% due 03/01/2044 - 07/01/2044	31	32
2.380% due 10/01/2031	1	1
Freddie Mac
0.210% due 12/25/2036	32	32
0.611% due 09/15/2041	105	106
0.861% due 02/15/2038	99	101
1.315% due 10/25/2044 - 02/25/2045	220	224
1.515% due 07/25/2044	41	41
Ginnie Mae
0.706% due 04/20/2062	334	334
0.856% due 02/20/2062	270	271
1.206% due 02/20/2062	165	168
1.625% due 02/20/2032	8	8
NCUA Guaranteed Notes
0.512% due 12/07/2020	115	116
0.527% due 11/06/2017	152	152
0.717% due 12/08/2020	171	173
1.600% due 10/29/2020	74	74

Total U.S. Government Agencies (Cost $4,900)		4,931

U.S. TREASURY OBLIGATIONS 1.5%
U.S. Treasury Inflation Protected Securities (a)
0.625% due 07/15/2021 (d)	3,368	3,418

Total U.S. Treasury Obligations (Cost $3,417)		3,418

MORTGAGE-BACKED SECURITIES 3.5%
Banc of America Commercial Mortgage Trust
5.617% due 07/10/2046	175	185
5.728% due 05/10/2045	100	104
Banc of America Mortgage Trust
3.322% due 07/20/2032	1	1
BCAP LLC Trust
2.354% due 11/26/2035	45	45
Bear Stearns Adjustable Rate Mortgage Trust
2.686% due 01/25/2034	5	5
Bear Stearns ALT-A Trust
2.612% due 09/25/2035	29	25
Bear Stearns Commercial Mortgage Securities Trust
5.468% due 06/11/2041	23	23
CDGJ Commercial Mortgage Trust
1.550% due 12/15/2027	500	502
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035	11	11
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049	796	839
Commercial Mortgage Trust
2.365% due 02/10/2029	700	714
Countrywide Home Loan Reperforming REMIC Trust
0.510% due 06/25/2035	16	14
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	480	510
5.467% due 09/15/2039	415	437
5.669% due 03/15/2039	68	71
5.970% due 02/15/2041	700	768

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032		$3	$3
2.179% due 06/25/2033		18	18
DBRR Trust
0.853% due 02/25/2045		608	608
First Republic Mortgage Loan Trust
0.461% due 08/15/2032		12	12
Greenpoint Mortgage Funding Trust
0.610% due 06/25/2045		32	28
GS Mortgage Securities Corp.
4.761% due 07/10/2039		471	473
GSR Mortgage Loan Trust
2.669% due 09/25/2035		21	21
HarborView Mortgage Loan Trust
0.384% due 05/19/2035		45	38
JPMorgan Chase Commercial Mortgage Securities Trust
5.440% due 06/12/2047		482	513
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.601% due 12/15/2030		5	5
Merrill Lynch Mortgage Investors Trust
1.156% due 10/25/2035		16	15
Morgan Stanley Capital Trust
1.085% due 03/15/2045		43	43
RBSSP Resecuritization Trust
0.670% due 10/26/2036		149	146
2.195% due 12/26/2036		157	158
Selkirk Ltd.
1.860% due 12/20/2041		967	977
Silenus European Loan Conduit Ltd.
0.228% due 05/15/2019	EUR	8	9
Structured Asset Mortgage Investments Trust
0.400% due 05/25/2045		$49	45
0.414% due 07/19/2035		8	7
0.824% due 09/19/2032		4	3
Vulcan European Loan Conduit Ltd.
0.358% due 05/15/2017	EUR	20	24
Wachovia Bank Commercial Mortgage Trust
0.241% due 06/15/2020		$14	14
5.558% due 03/15/2045		204	211
WaMu Commercial Mortgage Securities Trust
5.362% due 03/23/2045		206	211
WaMu Mortgage Pass-Through Certificates Trust
1.113% due 02/25/2046		24	23
1.113% due 08/25/2046		34	28
1.313% due 11/25/2042		11	11
1.513% due 06/25/2042		3	2

Total Mortgage-Backed Securities (Cost $8,059)			7,900

ASSET-BACKED SECURITIES 7.3%
Alba SPV SRL
1.581% due 04/20/2040	EUR	658	800
Apidos CDO Ltd.
0.500% due 06/12/2020		$171	171
Ares CLO Ltd.
0.863% due 11/25/2020		292	290
Atrium CDO Corp.
1.332% due 11/16/2022		250	250
Bear Stearns Asset-Backed Securities Trust
0.830% due 10/25/2032		1	1
Carrington Mortgage Loan Trust
0.270% due 06/25/2037		5	5
Cavalry CLO Ltd.
1.528% due 01/16/2024		500	500

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COA Summit CLO Ltd.
1.581% due 04/20/2023		$1,900	$1,899
Commercial Industrial Finance Corp.
1.383% due 08/14/2024		400	400
Cornerstone CLO Ltd.
0.451% due 07/15/2021		842	836
Countrywide Asset-Backed Certificates
0.650% due 12/25/2031		2	1
0.910% due 05/25/2032		1	1
Credit Suisse First Boston Mortgage Securities Corp.
0.895% due 08/25/2032		3	2
Drug Royalty LP
3.082% due 07/15/2023		285	287
Dryden Leveraged Loan CDO
0.471% due 10/20/2020		153	152
Dryden Senior Loan Fund
1.401% due 01/15/2022		1,000	998
Duane Street CLO Ltd.
0.480% due 01/11/2021		50	49
Eagle Ltd.
2.570% due 12/15/2039		250	250
Educational Services of America, Inc.
0.900% due 04/25/2039		199	200
Fore CLO Ltd.
0.476% due 07/20/2019		56	55
Franklin CLO Ltd.
0.501% due 06/15/2018		18	18
Gallatin CLO Ltd.
1.501% due 07/15/2023		2,000	1,997
Gateway Euro CLO S.A.
0.398% due 04/25/2023	EUR	195	236
Golden Knight CDO Ltd.
0.471% due 04/15/2019		$442	440
Gracechurch Card Funding PLC
0.861% due 02/15/2017		500	500
Harbourmaster CLO BV
0.301% due 05/08/2023	EUR	384	462
Highbridge Loan Management Ltd.
1.497% due 09/20/2022		$500	501
LCM LP
1.491% due 04/15/2022		600	598
Lockwood Grove CLO Ltd.
1.603% due 01/25/2024		2,200	2,200
Madison Park Funding Ltd.
1.482% due 04/22/2022		850	847
MASTR Asset-Backed Securities Trust
0.220% due 11/25/2036		3	1
Mountain Capital CLO Ltd.
0.481% due 09/15/2018		83	83
Northstar Education Finance, Inc.
0.870% due 12/26/2031		147	148
Octagon Investment Partners Ltd.
1.502% due 05/05/2023		700	698
Renaissance Home Equity Loan Trust
0.530% due 11/25/2034		6	5
0.670% due 12/25/2033		27	27
1.035% due 08/25/2033		6	6
SBA Tower Trust
2.898% due 10/15/2044		300	301
SLM Student Loan Trust
0.441% due 12/17/2018		59	59
0.734% due 10/25/2017		103	103
1.734% due 04/25/2023		50	52
Trimaran CLO Ltd.
0.482% due 11/01/2018		29	29

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WhiteHorse Ltd.
0.702% due 05/01/2018		$221	$221

Total Asset-Backed Securities (Cost $16,791)			16,679

SOVEREIGN ISSUES 2.4%
Export-Import Bank of Korea
0.980% due 01/14/2017		1,800	1,806
1.250% due 11/20/2015		500	501
Korea Housing Finance Corp.
4.125% due 12/15/2015		900	925
Korea Land & Housing Corp.
1.875% due 08/02/2017		2,000	1,995
Slovenia Government International Bond
2.750% due 03/17/2015	EUR	100	122

Total Sovereign Issues (Cost $5,379)			5,349

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Citigroup Capital
7.875% due 10/30/2040		3,000	80

Total Preferred Securities (Cost $81)			80

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.0%

CERTIFICATES OF DEPOSIT 1.5%
Intesa Sanpaolo SpA
1.610% due 04/11/2016		$200	200
1.650% due 04/07/2015		2,000	2,004

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Itau Unibanco Holding S.A.
1.151% due 06/04/2015		$1,000	$1,000
1.190% due 06/26/2015		250	250

			3,454

COMMERCIAL PAPER 3.7%
ENI Coordination Center S.A.
0.500% due 03/20/2015		1,000	999
ENI Finance USA, Inc.
0.550% due 10/26/2015		500	500
Entergy Corp.
0.860% due 01/29/2015		1,000	999
Ford Motor Credit Co.
0.720% due 03/02/2015		1,100	1,099
0.760% due 01/05/2015		200	200
Greensill Capital SCF S.A.
5.830% due 03/04/2015 (b)		1,000	991
NiSource Finance Corp.
0.780% due 01/05/2015		800	800
Tesco Treasury Services PLC
1.024% due 08/17/2015		2,000	1,965
3.990% due 08/18/2015		500	491
Vodafone Group PLC
0.600% due 06/29/2015		250	249

			8,293

REPURCHASE AGREEMENTS (c) 0.3%
			695

SLOVENIA TREASURY BILLS 0.4%
0.761% due 04/09/2015	EUR	700	847

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.076% due 05/28/2015 (g)	$261	$261

Total Short-Term Instruments (Cost $13,683)		13,550

Total Investments in Securities (Cost $224,353)		222,942

	SHARES
INVESTMENTS IN AFFILIATES 4.4%

SHORT-TERM INSTRUMENTS 4.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.4%
PIMCO Short-Term Floating NAV Portfolio	453	5
PIMCO Short-Term Floating NAV Portfolio III	1,010,606	10,017

Total Short-Term Instruments (Cost $10,036)		10,022

Total Investments in Affiliates (Cost $10,036)		10,022

Total Investments 102.7% (Cost $234,389)		$232,964

Financial Derivative Instruments (e)(f) 0.2% (Cost or Premiums, net $124)		343

Other Assets and Liabilities, net (2.9%)		(6,480)

Net Assets 100.0%		$226,827

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

(b)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Greensill Capital SCF S.A.	5.830%	03/04/2015	09/03/2014	$ 991	$991	0.44%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$695	Fannie Mae 2.260% due 10/17/2022	$(711)	$695	$695

Total Repurchase Agreements						$(711)	$695	$695

(1)	Includes accrued interest.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BPG	0.450%	12/15/2014	01/15/2015	$(1,901)	$(1,901)
	0.460%	12/17/2014	01/21/2015	(4,216)	(4,217)

Total Reverse Repurchase Agreements					$(6,118)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.450%	12/19/2014	01/07/2015	$(3,003)	$(3,002)

Total Sale-Buyback Transactions					$(3,002)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2014 was $3,304 at a weighted average interest rate of 0.089%.
(3)	Payable for sale-buyback transactions includes $(2) of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(d)	Securities with an aggregate market value of $9,413 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BPG	$0	$(6,118)	$0	$0	$(6,118)	$6,422	$304
SSB	695	0	0	0	695	(711)	(16)

Master Securities Forward Transaction Agreement
GSC	0	0	(3,002)	0	(3,002)	2,991	(11)

Total Borrowings and Other Financing Transactions	$695	$(6,118)	$(3,002)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	93	$(4)	$1	$0
90-Day Eurodollar June Futures	Long	06/2015	445	11	6	0
90-Day Eurodollar March Futures	Short	03/2018	397	(292)	0	(29)
90-Day Eurodollar September Futures	Long	09/2015	86	(9)	1	0
U.S. Treasury 2-Year Note March Futures	Long	03/2015	289	22	13	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Short	09/2016	447	(309)	0	(35)

Total Futures Contracts				$(581)	$21	$(64)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.685%	12/22/2016	$54,900	$7	$(17)	$0	$(11)
Receive	3-Month USD-LIBOR	1.500%	12/17/2017	30,900	(217)	(177)	0	(2)

					$(210)	$(194)	$0	$(13)

Total Swap Agreements					$(210)	$(194)	$0	$(13)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

Cash of $1,059 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$21	$0	$21	$0	$ (64)	$(13)	$ (77)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BRC	03/2015		EUR	100	$		137	$16	$0

DUB	04/2015			700			966	119	0

GLM	02/2015			4,056			5,059	149	0
	02/2015	$		197		EUR	159	0	(4)

HUS	01/2015		AUD	1,496	$		1,280	58	0
	02/2015	$		674		EUR	541	0	(19)

JPM	02/2015		EUR	195	$		242	6	0

MSB	02/2015		GBP	3,662			5,729	22	0

Total Forward Foreign Currency Contracts								$370	$(23)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.050%	07/21/2015	$	56,800	$142	$70

Total Purchased Options								$142	$70

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Call - OTC 1-Year Interest Rate Swap (Effective 07/23/2018)	3-Month USD-LIBOR	Receive	3.000%	07/21/2015	$	39,900	$(150)	$(217)

Total Written Options								$(150)	$(217)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	Notional Amount	Premiums
Balance at Beginning of Period	0	$0
Sales	161,500	(368)
Closing Buys	(121,600)	218
Expirations	0	0
Exercised	0	0

Balance at End of Period	39,900	$(150)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Domtar Corp.	1.000%	06/20/2019	1.181%	$ 800	$(13)	$7	$0	$(6)

BRC	Volvo Treasury AB	1.000%	12/20/2019	0.752%	EUR 100	0	2	2	0

CBK	HeidelbergCement Finance BV	5.000%	06/20/2019	0.907%	100	24	(2)	22	0
	Lafarge S.A.	1.000%	06/20/2019	0.594%	700	(4)	20	16	0
	Volvo Treasury AB	1.000%	12/20/2019	0.752%	500	(3)	11	8	0
	Wendel S.A.	5.000%	09/20/2019	0.859%	200	52	(6)	46	0

FBF	HeidelbergCement Finance BV	5.000%	06/20/2019	0.907%	500	119	(9)	110	0
	Volvo Treasury AB	1.000%	09/20/2019	0.709%	500	4	5	9	0

GST	Volvo Treasury AB	1.000%	12/20/2019	0.752%	400	(5)	11	6	0

JPM	Volvo Treasury AB	1.000%	09/20/2019	0.709%	300	2	3	5	0

MYC	Domtar Corp.	1.000%	09/20/2019	1.290%	$ 900	(29)	17	0	(12)

						$147	$59	$224	$(18)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	$1,744	$(7)	$4	$0	$(3)

GST	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	1,962	(8)	4	0	(4)

					$(15)	$8	$0	$(7)

Total Swap Agreements					$132	$67	$224	$(25)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(g)	Securities with an aggregate market value of $261 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BPS	$0	$0	$0	$0	$0	$0	$(6)	$(6)	$(6)	$0	$(6)
BRC	16	0	2	18	0	0	0	0	18	0	18
CBK	0	70	92	162	0	0	0	0	162	0	162
DUB	119	0	0	119	0	0	0	0	119	0	119
FBF	0	0	119	119	0	0	(3)	(3)	116	(290)	(174)
GLM	149	0	0	149	(4)	0	0	(4)	145	0	145
GST	0	0	6	6	0	0	(4)	(4)	2	0	2
HUS	58	0	0	58	(19)	0	0	(19)	39	0	39
JPM	6	0	5	11	0	(217)	0	(217)	(206)	261	55
MSB	22	0	0	22	0	0	0	0	22	0	22
MYC	0	0	0	0	0	0	(12)	(12)	(12)	0	(12)

Total Over the Counter	$370	$70	$224	$664	$(23)	$(217)	$(25)	$(265)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$21	$21

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$370	$0	$370
Purchased Options	0	0	0	0	70	70
Swap Agreements	0	224	0	0	0	224

	$0	$224	$0	$370	$70	$664

	$0	$224	$0	$370	$91	$685

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$64	$64
Swap Agreements	0	0	0	0	13	13

	$0	$0	$0	$0	$77	$77

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23	$0	$23
Written Options	0	0	0	0	217	217
Swap Agreements	0	25	0	0	0	25

	$0	$25	$0	$23	$217	$265

	$0	$25	$0	$23	$294	$342

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$242	$242
Swap Agreements	0	33	0	0	(35)	(2)

	$0	$33	$0	$0	$207	$240

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,399	$0	$1,399
Purchased Options	0	0	0	0	131	131
Written Options	0	0	0	0	120	120
Swap Agreements	0	255	0	0	0	255

	$0	$255	$0	$1,399	$251	$1,905

	$0	$288	$0	$1,399	$458	$2,145

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(581)	$(581)
Swap Agreements	0	0	0	0	(200)	(200)

	$0	$0	$0	$0	$(781)	$(781)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$313	$0	$313
Purchased Options	0	0	0	0	(72)	(72)
Written Options	0	0	0	0	(67)	(67)
Swap Agreements	0	17	0	0	0	17

	$0	$17	$0	$313	$(139)	$191

	$0	$17	$0	$313	$(920)	$(590)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$449	$0	$449
Corporate Bonds & Notes
Banking & Finance	0	78,988	0	78,988
Industrials	0	62,894	71	62,965
Utilities	0	25,777	0	25,777
Municipal Bonds & Notes
Arkansas	0	137	0	137
California	0	1,607	0	1,607
Florida	0	376	0	376
North Carolina	0	230	0	230
Ohio	0	506	0	506
U.S. Government Agencies	0	4,931	0	4,931
U.S. Treasury Obligations	0	3,418	0	3,418
Mortgage-Backed Securities	0	7,292	608	7,900
Asset-Backed Securities	0	16,429	250	16,679
Sovereign Issues	0	5,349	0	5,349
Preferred Securities
Banking & Finance	80	0	0	80
Short-Term Instruments
Certificates of Deposit	0	3,454	0	3,454
Commercial Paper	0	8,293	0	8,293
Repurchase Agreements	0	695	0	695
Slovenia Treasury Bills	0	847	0	847
U.S. Treasury Bills	0	261	0	261
	$80	$221,933	$929	$222,942

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10,022	$0	$0	$10,022

Total Investments	$10,102	$221,933	$929	$232,964

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	21	0	0	21
Over the counter	0	664	0	664
	$21	$664	$0	$685

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(64)	(13)	0	(77)
Over the counter	0	(265)	0	(265)
	$(64)	$(278)	$0	$(342)

Totals	$10,059	$222,319	$929	$233,307

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally

4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if

ANNUAL REPORT	DECEMBER 31, 2014	21

Notes to Financial Statements (Cont.)

adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

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December 31, 2014

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value   When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis

ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements (Cont.)

based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2014, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at December 31, 2014 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements (Cont.)

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$104	$0	$(99)	$0	$0	$5	$0	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$6,183	$141,344	$(137,481)	$(19)	$(10)	$10,017	$45	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of

26	PIMCO VARIABLE INSURANCE TRUST

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the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production

30	PIMCO VARIABLE INSURANCE TRUST

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costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of

ANNUAL REPORT	DECEMBER 31, 2014	31

Notes to Financial Statements (Cont.)

forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average

32	PIMCO VARIABLE INSURANCE TRUST

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net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Purchases	Sales
$59,755	$81,763

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$434,562	$469,223	$197,683	$117,187

ANNUAL REPORT	DECEMBER 31, 2014	33

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	132	$1,356	490	$5,025
Administrative Class	10,812	111,308	6,566	67,424
Advisor Class	2,963	30,497	6,244	64,106
Issued as reinvestment of distributions
Institutional Class	6	63	7	75
Administrative Class	80	827	39	397
Advisor Class	74	757	44	452
Cost of shares redeemed
Institutional Class	(298)	(3,066)	(613)	(6,305)
Administrative Class	(7,336)	(75,587)	(3,753)	(38,551)
Advisor Class	(1,719)	(17,691)	(1,602)	(16,449)
Net increase (decrease) resulting from Portfolio share transactions	4,714	$48,464	7,422	$76,174

As of December 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 62% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of

December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$2,179	$—	$(1,691)	$—	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

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December 31, 2014

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$234,407	$356	$(1,799)	$(1,443)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback transactions, and convertible preferred stock.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$1,496	$151	$—
12/31/2013	$924	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Short-Term Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

36	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BPG	BNP Paribas Securities Corp.	FBF	Credit Suisse International	JPM	JPMorgan Chase Bank N.A.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	MSB	Morgan Stanley Bank, N.A
BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co.	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	HUS	HSBC Bank USA N.A.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ALT	Alternate Loan Trust	JSC	Joint Stock Company	OIS	Overnight Index Swap
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration

ANNUAL REPORT	DECEMBER 31, 2014	37

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	39

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

40	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	45

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT67AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Short-Term Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart

4	PIMCO VARIABLE INSURANCE TRUST

measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	72.0%
Short-Term Instruments‡	10.1%
Asset-Backed Securities	7.2%
Mortgage-Backed Securities	3.4%
Sovereign Issues	2.3%
Other	5.0%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	Class Inception (09/30/2009)
PIMCO Short-Term Portfolio Advisor Class	0.61%	1.23%	1.27%
Citi 3-Month Treasury Bill Index±	0.03%	0.07%	0.07%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.71% for Advisor Class shares.

± Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$999.40	$1,021.74
Expenses Paid During Period†	$3.60	$3.64
Net Annualized Expense Ratio	0.71%	0.71%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	Exposure to investment grade credit benefited performance as these investment grade credit securities generally posted positive total returns during the reporting period.

»	Exposure to European interest rates benefited performance as euro swap rates broadly declined during the reporting period.

»	An overweight to commercial mortgage-backed securities added to returns as these securities generally posted positive performance during the reporting period.

»	Short exposure to the Japanese yen benefited performance as the Japanese yen depreciated versus the U.S. dollar during the reporting period.

»	Short exposure to U.K. interest rates during the final quarter of the reporting period detracted from performance as U.K. interest rates declined during this period.

»	An overweight to the three-year portion of the U.S. yield curve detracted from performance as three-year U.S. interest rates increased during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Short-Term Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Advisor Class
Net asset value beginning of year	$10.27	$10.29	$10.12	$10.18	$10.07
Net investment income (a)	0.05	0.07	0.08	0.08	0.09
Net realized/unrealized gain (loss)	0.01	(0.02)	0.19	(0.03)	0.12
Net increase from investment operations	0.06	0.05	0.27	0.05	0.21
Dividends from net investment income	(0.06)	(0.07)	(0.08)	(0.09)	(0.08)
Distributions from net realized capital gains	(0.01)	0.00	(0.02)	(0.02)	(0.02)
Total distributions	(0.07)	(0.07)	(0.10)	(0.11)	(0.10)
Net asset value end of year	$10.26	$10.27	$10.29	$10.12	$10.18
Total return	0.61%	0.47%	2.67%	0.41%	2.01%
Net assets end of year (000s)	$111,808	$98,373	$50,402	$28,147	$14,083
Ratio of expenses to average net assets	0.71%	0.71%	0.70%	0.70%	0.70%
Ratio of expenses to average net assets excluding interest expense	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets	0.51%	0.69%	0.79%	0.82%	0.84%
Portfolio turnover rate	328%	134%	103%	225%	231%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$222,942
Investments in Affiliates	10,022
Financial Derivative Instruments
Exchange-traded or centrally cleared	21
Over the counter	664
Deposits with counterparty	1,059
Foreign currency, at value	300
Receivable for investments sold	1
Receivable for Portfolio shares sold	436
Interest and dividends receivable	1,436
Dividends receivable from Affiliates	35
236,916

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$6,118
Payable for sale-buyback transactions	3,002
Financial Derivative Instruments
Exchange-traded or centrally cleared	77
Over the counter	265
Payable for investments in Affiliates purchased	35
Deposits from counterparty	290
Payable for Portfolio shares redeemed	172
Accrued investment advisory fees	48
Accrued supervisory and administrative fees	39
Accrued distribution fees	24
Accrued servicing fees	14
Other liabilities	5
10,089

Net Assets	$226,827

Net Assets Consist of:
Paid in capital	$226,341
Undistributed net investment income	1,719
Accumulated undistributed net realized gain	713
Net unrealized (depreciation)	(1,946)
$226,827

Net Assets:
Institutional Class	$6,217
Administrative Class	108,802
Advisor Class	111,808

Shares Issued and Outstanding:
Institutional Class	606
Administrative Class	10,607
Advisor Class	10,901

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.26
Administrative Class	10.26
Advisor Class	10.26

Cost of Investments in Securities	$224,353
Cost of Investments in Affiliates	$10,036
Cost of Foreign Currency Held	$309
Cost or Premiums of Financial Derivative Instruments, net	$124

* Includes repurchase agreements of:	$695

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$2,580
Dividends	2
Dividends from Investments in Affiliates	45
Total Income	2,627

Expenses:
Investment advisory fees	539
Supervisory and administrative fees	431
Servicing fees - Administrative Class	153
Distribution and/or servicing fees - Advisor Class	267
Trustee fees	3
Interest expense	11
Total Expenses	1,404

Net Investment Income	1,223

Net Realized Gain (Loss):
Investments in securities	349
Investments in Affiliates	(19)
Exchange-traded or centrally cleared financial derivative instruments	240
Over the counter financial derivative instruments	1,905
Short sales	(25)
Foreign currency	18
Net Realized Gain	2,468

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,678)
Investments in Affiliates	(10)
Exchange-traded or centrally cleared financial derivative instruments	(781)
Over the counter financial derivative instruments	191
Foreign currency assets and liabilities	(19)
Net Change in Unrealized (Depreciation)	(2,297)
Net Gain	171

Net Increase in Net Assets Resulting from Operations	$1,394

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase in Net Assets from:

Operations:
Net investment income	$1,223	$983
Net realized gain (loss)	2,468	(134)
Net change in unrealized (depreciation)	(2,297)	(184)
Net increase in net assets resulting from operations	1,394	665

Distributions to Shareholders:
From net investment income
Institutional Class	(57)	(75)
Administrative Class	(722)	(397)
Advisor Class	(645)	(452)
From net realized capital gains
Institutional Class	(6)	0
Administrative Class	(105)	0
Advisor Class	(112)	0

Total Distributions	(1,647)	(924)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	48,464	76,174

Total Increase in Net Assets	48,211	75,915

Net Assets:
Beginning of year	178,616	102,701
End of year*	$226,827	$178,616

* Including undistributed net investment income of:	$1,719	$199

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.3%

BANK LOAN OBLIGATIONS 0.2%
Dell, Inc.
3.750% due 10/29/2018		$450	$449

Total Bank Loan Obligations (Cost $448)			449

CORPORATE BONDS & NOTES 73.9%

BANKING & FINANCE 34.8%
Ally Financial, Inc.
2.750% due 01/30/2017		200	200
3.125% due 01/15/2016		300	302
4.625% due 06/26/2015		450	454
Banco Bradesco S.A.
4.500% due 01/12/2017		1,500	1,556
Banco Santander Brasil S.A.
4.250% due 01/14/2016		700	714
4.625% due 02/13/2017		1,300	1,354
Banco Santander Chile
1.130% due 04/11/2017		500	498
Bank of America Corp.
0.562% due 08/15/2016		2,000	1,985
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.846% due 09/09/2016		2,000	2,008
Banque PSA Finance S.A.
3.875% due 01/14/2015	EUR	600	726
BPCE S.A.
0.873% due 06/17/2017		$750	752
1.082% due 02/10/2017		500	504
1.357% due 03/06/2017	GBP	500	784
CIT Group, Inc.
4.750% due 02/15/2015		$300	300
Credit Agricole S.A.
0.814% due 06/02/2017		2,100	2,105
Credit Suisse
0.724% due 05/26/2017		2,000	1,999
DBS Bank Ltd.
0.840% due 07/15/2021		2,000	1,985
Dexia Credit Local S.A.
1.250% due 10/18/2016		800	804
Eksportfinans ASA
2.000% due 09/15/2015		400	401
2.375% due 05/25/2016		750	754
5.500% due 06/26/2017		500	535
Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
0.110% due 03/20/2017		200	193
Ford Motor Credit Co. LLC
0.755% due 09/08/2017		1,300	1,292
1.008% due 01/17/2017		600	600
3.984% due 06/15/2016		100	104
General Motors Financial Co., Inc.
2.625% due 07/10/2017		1,000	1,005
GMAC International Finance BV
7.500% due 04/21/2015	EUR	600	738
Goldman Sachs Group, Inc.
0.697% due 03/22/2016		$500	499
0.860% due 06/04/2017 (d)		2,500	2,496
5.250% due 12/15/2015	GBP	500	809
7.750% due 11/23/2016	AUD	1,300	1,147
Hana Bank
1.357% due 11/09/2016		$1,450	1,459
4.000% due 11/03/2016		200	209
Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015		1,550	1,555

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HBOS PLC
0.935% due 09/06/2017		$2,300	$2,296
0.957% due 09/30/2016		1,000	998
HSBC Finance Corp.
0.664% due 06/01/2016		400	399
HSH Nordbank AG
0.383% due 12/31/2015		200	199
Hypothekenbank Frankfurt AG
0.110% due 09/20/2017		2,100	2,060
Hyundai Capital Services, Inc.
1.043% due 03/18/2017		200	200
6.000% due 05/05/2015		950	966
Industrial Bank of Korea
1.375% due 10/05/2015		1,300	1,307
2.375% due 07/17/2017		1,000	1,015
ING Bank NV
0.945% due 10/01/2019		1,500	1,504
International Lease Finance Corp.
4.875% due 04/01/2015		1,950	1,968
8.625% due 09/15/2015		600	627
IPIC GMTN Ltd.
1.750% due 11/30/2015		800	804
3.125% due 11/15/2015		1,000	1,016
Jackson National Life Global Funding
1.250% due 02/21/2017		1,500	1,494
JPMorgan Chase & Co.
0.479% due 10/12/2015	EUR	400	484
0.752% due 02/15/2017		$1,250	1,247
1.064% due 05/30/2017	GBP	100	154
2.600% due 01/15/2016		$1,200	1,221
4.100% due 05/17/2018	AUD	100	84
JPMorgan Chase Bank N.A.
0.571% due 06/13/2016		$400	398
Kookmin Bank
1.480% due 10/11/2016		1,500	1,518
Korea Development Bank
0.689% due 06/11/2015		1,000	1,000
0.857% due 01/22/2017		1,500	1,504
1.000% due 01/22/2016		2,000	2,000
Korea Exchange Bank
3.125% due 06/26/2017		200	206
Korea Finance Corp.
3.250% due 09/20/2016		500	517
LeasePlan Corp. NV
3.000% due 10/23/2017		200	205
Macquarie Bank Ltd.
1.045% due 03/24/2017		600	603
5.000% due 02/22/2017		200	213
Macquarie Group Ltd.
3.000% due 12/03/2018		1,300	1,332
Mitsubishi UFJ Lease & Finance Co. Ltd.
1.006% due 07/23/2019		900	901
Morgan Stanley
5.375% due 10/15/2015		200	207
Muenchener Hypothekenbank eG
1.125% due 07/13/2015		1,200	1,203
Navient Corp.
6.250% due 01/25/2016		2,050	2,137
Nordea Bank AB
0.616% due 04/04/2017		1,200	1,202
0.693% due 05/13/2016		300	301
Nordea Eiendomskreditt A/S
2.125% due 09/22/2017		200	204
NRAM Covered Bond LLP
5.625% due 06/22/2017		700	769
Piper Jaffray Cos.
3.255% due 05/31/2017		200	200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Prudential Covered Trust
2.997% due 09/30/2015		$1,725	$1,750
QNB Finance Ltd.
1.483% due 10/31/2016		1,000	1,014
Rabobank Group
4.000% due 09/10/2015	GBP	1,000	1,592
RCI Banque S.A.
4.600% due 04/12/2016		$500	520
Regions Financial Corp.
5.750% due 06/15/2015		1,000	1,021
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		500	505
Shinhan Bank
0.883% due 04/08/2017		500	501
Springleaf Finance Corp.
5.400% due 12/01/2015		800	822
Swedbank Hypotek AB
2.950% due 03/28/2016		700	718
UBS AG
0.873% due 08/14/2019		500	502
Weyerhaeuser Co.
6.950% due 08/01/2017		493	554

			78,988

INDUSTRIALS 27.7%
3M Co.
0.310% due 11/09/2018	EUR	500	606
AbbVie, Inc.
1.200% due 11/06/2015		$700	702
Altria Group, Inc.
4.125% due 09/11/2015		250	256
Amgen, Inc.
0.613% due 05/22/2017		2,250	2,247
2.125% due 05/15/2017		250	253
2.300% due 06/15/2016		250	254
Anglo American Capital PLC
1.181% due 04/15/2016		500	501
Asciano Finance Ltd.
3.125% due 09/23/2015		400	405
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016		308	316
BAT International Finance PLC
2.125% due 06/07/2017		450	455
Becton Dickinson and Co.
0.691% due 06/15/2016		2,600	2,602
BMW U.S. Capital LLC
0.574% due 06/02/2017		400	400
Boston Scientific Corp.
6.400% due 06/15/2016		800	856
BSKYB Finance UK PLC
5.625% due 10/15/2015		1,600	1,661
Canadian Natural Resources Ltd.
0.632% due 03/30/2016		2,200	2,197
Chesapeake Energy Corp.
3.481% due 04/15/2019		200	197
ConAgra Foods, Inc.
0.601% due 07/21/2016		2,100	2,096
Covidien International Finance S.A.
1.350% due 05/29/2015		250	251
Crown Castle Towers LLC
3.214% due 08/15/2035		1,400	1,417
Daimler Finance North America LLC
0.588% due 03/10/2017		3,500	3,495
1.092% due 08/01/2018		500	507
Devon Energy Corp.
0.781% due 12/15/2016		300	299

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DISH DBS Corp.
7.125% due 02/01/2016	$1,000	$1,054
7.750% due 05/31/2015	800	823
eBay, Inc.
0.712% due 08/01/2019	1,400	1,375
Enbridge, Inc.
0.684% due 06/02/2017	500	498
Georgia-Pacific LLC
2.539% due 11/15/2019	600	600
7.700% due 06/15/2015	630	648
Glencore Canada Corp.
6.000% due 10/15/2015	655	677
Glencore Finance Canada Ltd.
2.050% due 10/23/2015	800	805
HCA, Inc.
6.375% due 01/15/2015	500	501
6.500% due 02/15/2016	950	994
7.190% due 11/15/2015	400	419
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	2,500	2,565
Hyundai Capital America
1.875% due 08/09/2016	1,500	1,511
4.000% due 06/08/2017	500	523
KazMunayGas National Co. JSC
11.750% due 01/23/2015	2,000	2,007
Kia Motors Corp.
3.625% due 06/14/2016	500	516
Kinder Morgan Energy Partners LP
5.625% due 02/15/2015	600	603
Kinder Morgan, Inc.
2.000% due 12/01/2017	400	398
KLA-Tencor Corp.
3.375% due 11/01/2019	150	153
Korea National Oil Corp.
3.125% due 04/03/2017	200	205
Life Technologies Corp.
4.400% due 03/01/2015	1,000	1,005
Lowe’s Cos., Inc.
0.658% due 09/10/2019	500	502
Medtronic, Inc.
1.043% due 03/15/2020	600	600
MGM Resorts International
6.625% due 07/15/2015	1,400	1,428
6.875% due 04/01/2016	650	679
NBCUniversal Enterprise, Inc.
0.916% due 04/15/2018	1,000	1,009
Nissan Motor Acceptance Corp.
0.785% due 03/03/2017	600	602
0.955% due 09/26/2016	1,200	1,207
1.000% due 03/15/2016	100	100
Petrobras International Finance Co. S.A.
2.875% due 02/06/2015	1,400	1,394
Phillips 66
1.950% due 03/05/2015	300	301
Reynolds American, Inc.
1.050% due 10/30/2015	1,000	1,001
Rockies Express Pipeline LLC
3.900% due 04/15/2015	1,750	1,746
SABIC Capital BV
3.000% due 11/02/2015	1,700	1,732
Sabine Pass LNG LP
7.500% due 11/30/2016	200	209
Sanofi
2.625% due 03/29/2016	400	410
Sutter Health
1.090% due 08/15/2053	1,000	996

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Takeda Pharmaceutical Co. Ltd.
1.625% due 03/17/2017		$250	$251
Telefonica Emisiones S.A.U.
0.902% due 06/23/2017		1,500	1,499
4.949% due 01/15/2015		1,000	1,001
6.421% due 06/20/2016		200	214
Teva Pharmaceutical Finance BV
3.000% due 06/15/2015		250	252
Teva Pharmaceutical Finance Co. BV
2.400% due 11/10/2016		500	511
Toll Brothers Finance Corp.
8.910% due 10/15/2017		200	233
Transocean, Inc.
4.950% due 11/15/2015		500	501
Tyco Electronics Group S.A.
0.433% due 01/29/2016		500	500
UAL Pass-Through Trust
10.400% due 05/01/2018		64	71
USG Corp.
6.300% due 11/15/2016		100	106
8.375% due 10/15/2018		300	315
9.750% due 01/15/2018		250	286
VW Credit, Inc.
0.675% due 06/26/2017		1,400	1,398
Walgreens Boots Alliance, Inc.
0.682% due 05/18/2016		1,100	1,100
Wesfarmers Ltd.
2.983% due 05/18/2016		250	257
Whirlpool Corp.
1.650% due 11/01/2017		200	200
Williams Partners LP
3.800% due 02/15/2015		500	501

			62,965

UTILITIES 11.4%
AES Corp.
3.234% due 06/01/2019		600	587
AT&T, Inc.
0.677% due 03/30/2017		500	500
BellSouth Corp.
4.182% due 04/26/2021		2,000	2,020
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	300	497
6.500% due 11/30/2072		$400	429
BP Capital Markets PLC
0.652% due 11/07/2016		900	901
0.700% due 11/06/2015		500	500
0.885% due 09/26/2018		1,000	992
Entergy Corp.
3.625% due 09/15/2015		400	406
Iberdrola International BV
5.375% due 03/15/2015		1,500	1,512
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016		250	260
6.000% due 01/15/2018		800	871
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		500	508
Korea Electric Power Corp.
3.000% due 10/05/2015		400	406
Korea Hydro & Nuclear Power Co. Ltd.
1.013% due 05/22/2017		1,000	1,000
3.125% due 09/16/2015		600	609
Korea Western Power Co. Ltd.
3.125% due 05/10/2017		250	257
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015		300	301

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Orange S.A.
5.000% due 05/12/2016	GBP	1,000	$1,639
Petrobras Global Finance BV
2.603% due 03/17/2017		$300	278
Petroleos Mexicanos
5.750% due 03/01/2018		500	541
Plains All American Pipeline LP
3.950% due 09/15/2015		440	449
Rosneft Finance S.A.
7.500% due 07/18/2016		1,500	1,445
Sinopec Group Overseas Development Ltd.
1.009% due 04/10/2017		1,300	1,302
1.149% due 04/10/2019		400	401
Sprint Communications, Inc.
6.000% due 12/01/2016		600	629
8.375% due 08/15/2017		1,100	1,191
Telecom Italia Capital S.A.
5.250% due 10/01/2015		900	921
Verizon Communications, Inc.
1.991% due 09/14/2018 (d)		4,250	4,425

			25,777

Total Corporate Bonds & Notes (Cost $168,743)			167,730

MUNICIPAL BONDS & NOTES 1.3%

ARKANSAS 0.1%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.133% due 11/25/2043		136	137

CALIFORNIA 0.7%
California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019		800	801
California State General Obligation Bonds, Series 2005
5.000% due 05/01/2016		300	305
University of California Revenue Bonds, Series 2011
0.655% due 07/01/2041		500	501

			1,607

FLORIDA 0.2%
Orlando-Orange County, Florida Expressway Authority Revenue Notes, Series 2013
3.000% due 07/01/2015		200	203
4.000% due 07/01/2016		165	173

			376

NORTH CAROLINA 0.1%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
0.780% due 12/01/2033		230	230

OHIO 0.2%
Ohio State Water Development Authority Revenue Bonds, Series 2010
3.375% due 07/01/2033		500	506

Total Municipal Bonds & Notes (Cost $2,852)			2,856

U.S. GOVERNMENT AGENCIES 2.2%
Fannie Mae
0.215% due 12/25/2036		13	13
0.290% due 03/25/2034		11	11
0.320% due 08/25/2034		3	3

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.370% due 02/25/2037 - 10/27/2037	$205	$204
0.520% due 05/25/2042	7	7
0.570% due 12/25/2043	2,197	2,209
0.720% due 09/25/2041	219	220
0.750% due 06/25/2041	161	163
0.850% due 12/25/2037	77	78
0.856% due 01/01/2021	187	190
1.315% due 03/01/2044 - 07/01/2044	31	32
2.380% due 10/01/2031	1	1
Freddie Mac
0.210% due 12/25/2036	32	32
0.611% due 09/15/2041	105	106
0.861% due 02/15/2038	99	101
1.315% due 10/25/2044 - 02/25/2045	220	224
1.515% due 07/25/2044	41	41
Ginnie Mae
0.706% due 04/20/2062	334	334
0.856% due 02/20/2062	270	271
1.206% due 02/20/2062	165	168
1.625% due 02/20/2032	8	8
NCUA Guaranteed Notes
0.512% due 12/07/2020	115	116
0.527% due 11/06/2017	152	152
0.717% due 12/08/2020	171	173
1.600% due 10/29/2020	74	74

Total U.S. Government Agencies (Cost $4,900)		4,931

U.S. TREASURY OBLIGATIONS 1.5%
U.S. Treasury Inflation Protected Securities (a)
0.625% due 07/15/2021 (d)	3,368	3,418

Total U.S. Treasury Obligations (Cost $3,417)		3,418

MORTGAGE-BACKED SECURITIES 3.5%
Banc of America Commercial Mortgage Trust
5.617% due 07/10/2046	175	185
5.728% due 05/10/2045	100	104
Banc of America Mortgage Trust
3.322% due 07/20/2032	1	1
BCAP LLC Trust
2.354% due 11/26/2035	45	45
Bear Stearns Adjustable Rate Mortgage Trust
2.686% due 01/25/2034	5	5
Bear Stearns ALT-A Trust
2.612% due 09/25/2035	29	25
Bear Stearns Commercial Mortgage Securities Trust
5.468% due 06/11/2041	23	23
CDGJ Commercial Mortgage Trust
1.550% due 12/15/2027	500	502
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035	11	11
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049	796	839
Commercial Mortgage Trust
2.365% due 02/10/2029	700	714
Countrywide Home Loan Reperforming REMIC Trust
0.510% due 06/25/2035	16	14
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	480	510
5.467% due 09/15/2039	415	437
5.669% due 03/15/2039	68	71
5.970% due 02/15/2041	700	768

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032		$3	$3
2.179% due 06/25/2033		18	18
DBRR Trust
0.853% due 02/25/2045		608	608
First Republic Mortgage Loan Trust
0.461% due 08/15/2032		12	12
Greenpoint Mortgage Funding Trust
0.610% due 06/25/2045		32	28
GS Mortgage Securities Corp.
4.761% due 07/10/2039		471	473
GSR Mortgage Loan Trust
2.669% due 09/25/2035		21	21
HarborView Mortgage Loan Trust
0.384% due 05/19/2035		45	38
JPMorgan Chase Commercial Mortgage Securities Trust
5.440% due 06/12/2047		482	513
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.601% due 12/15/2030		5	5
Merrill Lynch Mortgage Investors Trust
1.156% due 10/25/2035		16	15
Morgan Stanley Capital Trust
1.085% due 03/15/2045		43	43
RBSSP Resecuritization Trust
0.670% due 10/26/2036		149	146
2.195% due 12/26/2036		157	158
Selkirk Ltd.
1.860% due 12/20/2041		967	977
Silenus European Loan Conduit Ltd.
0.228% due 05/15/2019	EUR	8	9
Structured Asset Mortgage Investments Trust
0.400% due 05/25/2045		$49	45
0.414% due 07/19/2035		8	7
0.824% due 09/19/2032		4	3
Vulcan European Loan Conduit Ltd.
0.358% due 05/15/2017	EUR	20	24
Wachovia Bank Commercial Mortgage Trust
0.241% due 06/15/2020		$14	14
5.558% due 03/15/2045		204	211
WaMu Commercial Mortgage Securities Trust
5.362% due 03/23/2045		206	211
WaMu Mortgage Pass-Through Certificates Trust
1.113% due 02/25/2046		24	23
1.113% due 08/25/2046		34	28
1.313% due 11/25/2042		11	11
1.513% due 06/25/2042		3	2

Total Mortgage-Backed Securities (Cost $8,059)			7,900

ASSET-BACKED SECURITIES 7.3%
Alba SPV SRL
1.581% due 04/20/2040	EUR	658	800
Apidos CDO Ltd.
0.500% due 06/12/2020		$171	171
Ares CLO Ltd.
0.863% due 11/25/2020		292	290
Atrium CDO Corp.
1.332% due 11/16/2022		250	250
Bear Stearns Asset-Backed Securities Trust
0.830% due 10/25/2032		1	1
Carrington Mortgage Loan Trust
0.270% due 06/25/2037		5	5
Cavalry CLO Ltd.
1.528% due 01/16/2024		500	500

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COA Summit CLO Ltd.
1.581% due 04/20/2023		$1,900	$1,899
Commercial Industrial Finance Corp.
1.383% due 08/14/2024		400	400
Cornerstone CLO Ltd.
0.451% due 07/15/2021		842	836
Countrywide Asset-Backed Certificates
0.650% due 12/25/2031		2	1
0.910% due 05/25/2032		1	1
Credit Suisse First Boston Mortgage Securities Corp.
0.895% due 08/25/2032		3	2
Drug Royalty LP
3.082% due 07/15/2023		285	287
Dryden Leveraged Loan CDO
0.471% due 10/20/2020		153	152
Dryden Senior Loan Fund
1.401% due 01/15/2022		1,000	998
Duane Street CLO Ltd.
0.480% due 01/11/2021		50	49
Eagle Ltd.
2.570% due 12/15/2039		250	250
Educational Services of America, Inc.
0.900% due 04/25/2039		199	200
Fore CLO Ltd.
0.476% due 07/20/2019		56	55
Franklin CLO Ltd.
0.501% due 06/15/2018		18	18
Gallatin CLO Ltd.
1.501% due 07/15/2023		2,000	1,997
Gateway Euro CLO S.A.
0.398% due 04/25/2023	EUR	195	236
Golden Knight CDO Ltd.
0.471% due 04/15/2019		$442	440
Gracechurch Card Funding PLC
0.861% due 02/15/2017		500	500
Harbourmaster CLO BV
0.301% due 05/08/2023	EUR	384	462
Highbridge Loan Management Ltd.
1.497% due 09/20/2022		$500	501
LCM LP
1.491% due 04/15/2022		600	598
Lockwood Grove CLO Ltd.
1.603% due 01/25/2024		2,200	2,200
Madison Park Funding Ltd.
1.482% due 04/22/2022		850	847
MASTR Asset-Backed Securities Trust
0.220% due 11/25/2036		3	1
Mountain Capital CLO Ltd.
0.481% due 09/15/2018		83	83
Northstar Education Finance, Inc.
0.870% due 12/26/2031		147	148
Octagon Investment Partners Ltd.
1.502% due 05/05/2023		700	698
Renaissance Home Equity Loan Trust
0.530% due 11/25/2034		6	5
0.670% due 12/25/2033		27	27
1.035% due 08/25/2033		6	6
SBA Tower Trust
2.898% due 10/15/2044		300	301
SLM Student Loan Trust
0.441% due 12/17/2018		59	59
0.734% due 10/25/2017		103	103
1.734% due 04/25/2023		50	52
Trimaran CLO Ltd.
0.482% due 11/01/2018		29	29

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WhiteHorse Ltd.
0.702% due 05/01/2018		$221	$221

Total Asset-Backed Securities (Cost $16,791)			16,679

SOVEREIGN ISSUES 2.4%
Export-Import Bank of Korea
0.980% due 01/14/2017		1,800	1,806
1.250% due 11/20/2015		500	501
Korea Housing Finance Corp.
4.125% due 12/15/2015		900	925
Korea Land & Housing Corp.
1.875% due 08/02/2017		2,000	1,995
Slovenia Government International Bond
2.750% due 03/17/2015	EUR	100	122

Total Sovereign Issues (Cost $5,379)			5,349

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Citigroup Capital
7.875% due 10/30/2040		3,000	80

Total Preferred Securities (Cost $81)			80

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.0%

CERTIFICATES OF DEPOSIT 1.5%
Intesa Sanpaolo SpA
1.610% due 04/11/2016		$200	200
1.650% due 04/07/2015		2,000	2,004

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Itau Unibanco Holding S.A.
1.151% due 06/04/2015		$1,000	$1,000
1.190% due 06/26/2015		250	250

			3,454

COMMERCIAL PAPER 3.7%
ENI Coordination Center S.A.
0.500% due 03/20/2015		1,000	999
ENI Finance USA, Inc.
0.550% due 10/26/2015		500	500
Entergy Corp.
0.860% due 01/29/2015		1,000	999
Ford Motor Credit Co.
0.720% due 03/02/2015		1,100	1,099
0.760% due 01/05/2015		200	200
Greensill Capital SCF S.A.
5.830% due 03/04/2015 (b)		1,000	991
NiSource Finance Corp.
0.780% due 01/05/2015		800	800
Tesco Treasury Services PLC
1.024% due 08/17/2015		2,000	1,965
3.990% due 08/18/2015		500	491
Vodafone Group PLC
0.600% due 06/29/2015		250	249

			8,293

REPURCHASE AGREEMENTS (c) 0.3%
			695

SLOVENIA TREASURY BILLS 0.4%
0.761% due 04/09/2015	EUR	700	847

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.076% due 05/28/2015 (g)	$261	$261

Total Short-Term Instruments (Cost $13,683)		13,550

Total Investments in Securities (Cost $224,353)		222,942

	SHARES
INVESTMENTS IN AFFILIATES 4.4%

SHORT-TERM INSTRUMENTS 4.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.4%
PIMCO Short-Term Floating NAV Portfolio	453	5
PIMCO Short-Term Floating NAV Portfolio III	1,010,606	10,017

Total Short-Term Instruments (Cost $10,036)		10,022

Total Investments in Affiliates (Cost $10,036)		10,022

Total Investments 102.7% (Cost $234,389)		$232,964

Financial Derivative Instruments (e)(f) 0.2% (Cost or Premiums, net $124)		343

Other Assets and Liabilities, net (2.9%)		(6,480)

Net Assets 100.0%		$226,827

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

(b)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Greensill Capital SCF S.A.	5.830%	03/04/2015	09/03/2014	$ 991	$991	0.44%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$695	Fannie Mae 2.260% due 10/17/2022	$(711)	$695	$695

Total Repurchase Agreements						$(711)	$695	$695

(1)	Includes accrued interest.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BPG	0.450%	12/15/2014	01/15/2015	$(1,901)	$(1,901)
	0.460%	12/17/2014	01/21/2015	(4,216)	(4,217)

Total Reverse Repurchase Agreements					$(6,118)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.450%	12/19/2014	01/07/2015	$(3,003)	$(3,002)

Total Sale-Buyback Transactions					$(3,002)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2014 was $3,304 at a weighted average interest rate of 0.089%.
(3)	Payable for sale-buyback transactions includes $(2) of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(d)	Securities with an aggregate market value of $9,413 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BPG	$0	$(6,118)	$0	$0	$(6,118)	$6,422	$304
SSB	695	0	0	0	695	(711)	(16)

Master Securities Forward Transaction Agreement
GSC	0	0	(3,002)	0	(3,002)	2,991	(11)

Total Borrowings and Other Financing Transactions	$695	$(6,118)	$(3,002)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	93	$(4)	$1	$0
90-Day Eurodollar June Futures	Long	06/2015	445	11	6	0
90-Day Eurodollar March Futures	Short	03/2018	397	(292)	0	(29)
90-Day Eurodollar September Futures	Long	09/2015	86	(9)	1	0
U.S. Treasury 2-Year Note March Futures	Long	03/2015	289	22	13	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Short	09/2016	447	(309)	0	(35)

Total Futures Contracts				$(581)	$21	$(64)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.685%	12/22/2016	$54,900	$7	$(17)	$0	$(11)
Receive	3-Month USD-LIBOR	1.500%	12/17/2017	30,900	(217)	(177)	0	(2)

					$(210)	$(194)	$0	$(13)

Total Swap Agreements					$(210)	$(194)	$0	$(13)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

Cash of $1,059 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$21	$0	$21	$0	$ (64)	$(13)	$ (77)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BRC	03/2015		EUR	100	$		137	$16	$0

DUB	04/2015			700			966	119	0

GLM	02/2015			4,056			5,059	149	0
	02/2015	$		197		EUR	159	0	(4)

HUS	01/2015		AUD	1,496	$		1,280	58	0
	02/2015	$		674		EUR	541	0	(19)

JPM	02/2015		EUR	195	$		242	6	0

MSB	02/2015		GBP	3,662			5,729	22	0

Total Forward Foreign Currency Contracts								$370	$(23)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.050%	07/21/2015	$	56,800	$142	$70

Total Purchased Options								$142	$70

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Call - OTC 1-Year Interest Rate Swap (Effective 07/23/2018)	3-Month USD-LIBOR	Receive	3.000%	07/21/2015	$	39,900	$(150)	$(217)

Total Written Options								$(150)	$(217)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	Notional Amount	Premiums
Balance at Beginning of Period	0	$0
Sales	161,500	(368)
Closing Buys	(121,600)	218
Expirations	0	0
Exercised	0	0

Balance at End of Period	39,900	$(150)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Domtar Corp.	1.000%	06/20/2019	1.181%	$ 800	$(13)	$7	$0	$(6)

BRC	Volvo Treasury AB	1.000%	12/20/2019	0.752%	EUR 100	0	2	2	0

CBK	HeidelbergCement Finance BV	5.000%	06/20/2019	0.907%	100	24	(2)	22	0
	Lafarge S.A.	1.000%	06/20/2019	0.594%	700	(4)	20	16	0
	Volvo Treasury AB	1.000%	12/20/2019	0.752%	500	(3)	11	8	0
	Wendel S.A.	5.000%	09/20/2019	0.859%	200	52	(6)	46	0

FBF	HeidelbergCement Finance BV	5.000%	06/20/2019	0.907%	500	119	(9)	110	0
	Volvo Treasury AB	1.000%	09/20/2019	0.709%	500	4	5	9	0

GST	Volvo Treasury AB	1.000%	12/20/2019	0.752%	400	(5)	11	6	0

JPM	Volvo Treasury AB	1.000%	09/20/2019	0.709%	300	2	3	5	0

MYC	Domtar Corp.	1.000%	09/20/2019	1.290%	$ 900	(29)	17	0	(12)

						$147	$59	$224	$(18)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	$1,744	$(7)	$4	$0	$(3)

GST	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	1,962	(8)	4	0	(4)

					$(15)	$8	$0	$(7)

Total Swap Agreements					$132	$67	$224	$(25)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(g)	Securities with an aggregate market value of $261 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BPS	$0	$0	$0	$0	$0	$0	$(6)	$(6)	$(6)	$0	$(6)
BRC	16	0	2	18	0	0	0	0	18	0	18
CBK	0	70	92	162	0	0	0	0	162	0	162
DUB	119	0	0	119	0	0	0	0	119	0	119
FBF	0	0	119	119	0	0	(3)	(3)	116	(290)	(174)
GLM	149	0	0	149	(4)	0	0	(4)	145	0	145
GST	0	0	6	6	0	0	(4)	(4)	2	0	2
HUS	58	0	0	58	(19)	0	0	(19)	39	0	39
JPM	6	0	5	11	0	(217)	0	(217)	(206)	261	55
MSB	22	0	0	22	0	0	0	0	22	0	22
MYC	0	0	0	0	0	0	(12)	(12)	(12)	0	(12)

Total Over the Counter	$370	$70	$224	$664	$(23)	$(217)	$(25)	$(265)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$21	$21

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$370	$0	$370
Purchased Options	0	0	0	0	70	70
Swap Agreements	0	224	0	0	0	224

	$0	$224	$0	$370	$70	$664

	$0	$224	$0	$370	$91	$685

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$64	$64
Swap Agreements	0	0	0	0	13	13

	$0	$0	$0	$0	$77	$77

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23	$0	$23
Written Options	0	0	0	0	217	217
Swap Agreements	0	25	0	0	0	25

	$0	$25	$0	$23	$217	$265

	$0	$25	$0	$23	$294	$342

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$242	$242
Swap Agreements	0	33	0	0	(35)	(2)

	$0	$33	$0	$0	$207	$240

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,399	$0	$1,399
Purchased Options	0	0	0	0	131	131
Written Options	0	0	0	0	120	120
Swap Agreements	0	255	0	0	0	255

	$0	$255	$0	$1,399	$251	$1,905

	$0	$288	$0	$1,399	$458	$2,145

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(581)	$(581)
Swap Agreements	0	0	0	0	(200)	(200)

	$0	$0	$0	$0	$(781)	$(781)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$313	$0	$313
Purchased Options	0	0	0	0	(72)	(72)
Written Options	0	0	0	0	(67)	(67)
Swap Agreements	0	17	0	0	0	17

	$0	$17	$0	$313	$(139)	$191

	$0	$17	$0	$313	$(920)	$(590)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$449	$0	$449
Corporate Bonds & Notes
Banking & Finance	0	78,988	0	78,988
Industrials	0	62,894	71	62,965
Utilities	0	25,777	0	25,777
Municipal Bonds & Notes
Arkansas	0	137	0	137
California	0	1,607	0	1,607
Florida	0	376	0	376
North Carolina	0	230	0	230
Ohio	0	506	0	506
U.S. Government Agencies	0	4,931	0	4,931
U.S. Treasury Obligations	0	3,418	0	3,418
Mortgage-Backed Securities	0	7,292	608	7,900
Asset-Backed Securities	0	16,429	250	16,679
Sovereign Issues	0	5,349	0	5,349
Preferred Securities
Banking & Finance	80	0	0	80
Short-Term Instruments
Certificates of Deposit	0	3,454	0	3,454
Commercial Paper	0	8,293	0	8,293
Repurchase Agreements	0	695	0	695
Slovenia Treasury Bills	0	847	0	847
U.S. Treasury Bills	0	261	0	261
	$80	$221,933	$929	$222,942

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10,022	$0	$0	$10,022

Total Investments	$10,102	$221,933	$929	$232,964

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	21	0	0	21
Over the counter	0	664	0	664
	$21	$664	$0	$685

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(64)	(13)	0	(77)
Over the counter	0	(265)	0	(265)
	$(64)	$(278)	$0	$(342)

Totals	$10,059	$222,319	$929	$233,307

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

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December 31, 2014

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally

4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if

ANNUAL REPORT	DECEMBER 31, 2014	21

Notes to Financial Statements (Cont.)

adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

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Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value   When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis

ANNUAL REPORT	DECEMBER 31, 2014	23

Notes to Financial Statements (Cont.)

based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2014, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools

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created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at December 31, 2014 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Notes to Financial Statements (Cont.)

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$104	$0	$(99)	$0	$0	$5	$0	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$6,183	$141,344	$(137,481)	$(19)	$(10)	$10,017	$45	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of

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the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage

28	PIMCO VARIABLE INSURANCE TRUST

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to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production

30	PIMCO VARIABLE INSURANCE TRUST

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costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of

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Notes to Financial Statements (Cont.)

forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average

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net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Purchases	Sales
$59,755	$81,763

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$434,562	$469,223	$197,683	$117,187

ANNUAL REPORT	DECEMBER 31, 2014	33

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	132	$1,356	490	$5,025
Administrative Class	10,812	111,308	6,566	67,424
Advisor Class	2,963	30,497	6,244	64,106
Issued as reinvestment of distributions
Institutional Class	6	63	7	75
Administrative Class	80	827	39	397
Advisor Class	74	757	44	452
Cost of shares redeemed
Institutional Class	(298)	(3,066)	(613)	(6,305)
Administrative Class	(7,336)	(75,587)	(3,753)	(38,551)
Advisor Class	(1,719)	(17,691)	(1,602)	(16,449)
Net increase (decrease) resulting from Portfolio share transactions	4,714	$48,464	7,422	$76,174

As of December 31, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 62% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of

December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$2,179	$—	$(1,691)	$—	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$234,407	$356	$(1,799)	$(1,443)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback transactions, and convertible preferred stock.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$1,496	$151	$—
12/31/2013	$924	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2014	35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Short-Term Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

36	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BPG	BNP Paribas Securities Corp.	FBF	Credit Suisse International	JPM	JPMorgan Chase Bank N.A.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	MSB	Morgan Stanley Bank, N.A
BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co.	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	HUS	HSBC Bank USA N.A.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ALT	Alternate Loan Trust	JSC	Joint Stock Company	OIS	Overnight Index Swap
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration

ANNUAL REPORT	DECEMBER 31, 2014	37

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	39

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

40	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	45

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT65AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Total Return Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, short sale risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart

4	PIMCO VARIABLE INSURANCE TRUST

measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	20.1%
Corporate Bonds & Notes	18.7%
U.S. Government Agencies	17.8%
Short-Term Instruments‡	16.9%
Sovereign Issues	12.7%
Mortgage-Backed Securities	5.2%
Other	8.6%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	10 Years	Class Inception (12/31/1997)
PIMCO Total Return Portfolio Administrative Class	4.28%	4.65%	5.66%	5.99%
Barclays U.S. Aggregate Index±	5.97%	4.45%	4.71%	5.47%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.65% for Administrative Class shares.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,010.70	$1,022.05
Expenses Paid During Period†	$3.31	$3.33
Net Annualized Expense Ratio	0.65%	0.65%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An underweight to the longer-term portion of the U.S. Treasury yield curve throughout the reporting period detracted from performance as longer-term U.S. Treasury yields fell.

»	An allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as break-even inflation levels narrowed during the reporting period.

»	Exposure to U.S. dollar-denominated emerging market sovereign debt detracted from performance as these securities underperformed like-duration U.S. Treasuries during the reporting period.

»	An overweight to the U.S. dollar versus the euro and Japanese yen added to returns as these currencies depreciated against the U.S. dollar during the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities generally rose during the reporting period.

»	Exposure Italian and Spanish sovereign debt added to performance as Italian and Spanish sovereign interest rates declined during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Total Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Administrative Class
Net asset value beginning of year	$10.98	$11.55	$11.02	$11.08	$10.82
Net investment income (a)	0.18	0.18	0.24	0.26	0.24
Net realized/unrealized gain (loss)	0.29	(0.40)	0.81	0.13	0.63
Net increase (decrease) from investment operations	0.47	(0.22)	1.05	0.39	0.87
Dividends from net investment income	(0.25)	(0.25)	(0.30)	(0.29)	(0.27)
Distributions from net realized capital gains	0.00	(0.10)	(0.22)	(0.16)	(0.34)
Total distributions	(0.25)	(0.35)	(0.52)	(0.45)	(0.61)
Net asset value end of year	$11.20	$10.98	$11.55	$11.02	$11.08
Total return	4.28%	(1.96)%	9.59%	3.61%	8.10%
Net assets end of year (000s)	$6,244,893	$7,756,022	$8,733,829	$7,759,038	$7,260,958
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.59%	1.55%	2.13%	2.32%	2.09%
Portfolio turnover rate	313%	305%	495%	424%	484%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$9,144,916
Investments in Affiliates	1,038,357
Financial Derivative Instruments
Exchange-traded or centrally cleared	8,715
Over the counter	237,192
Cash	3,579
Deposits with counterparty	4,635
Foreign currency, at value	14,479
Receivable for investments sold	539,558
Receivable for Portfolio shares sold	4,091
Interest and dividends receivable	54,412
Dividends receivable from Affiliates	7,469
Other assets	2
11,057,405

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$38,246
Payable for sale-buyback transactions	25,582
Payable for short sales	93,422
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,644
Over the counter	95,507
Payable for investments purchased	1,706,674
Payable for investments in Affiliates purchased	7,469
Deposits from counterparty	161,324
Payable for Portfolio shares redeemed	21,863
Accrued investment advisory fees	1,969
Accrued supervisory and administrative fees	1,968
Accrued distribution fees	534
Accrued servicing fees	832
Other liabilities	80
2,158,114

Net Assets	$8,899,291

Net Assets Consist of:
Paid in capital	$8,515,654
Undistributed net investment income	208,713
Accumulated undistributed net realized gain	63,224
Net unrealized appreciation	111,700
$8,899,291

Net Assets:
Institutional Class	$214,717
Administrative Class	6,244,893
Advisor Class	2,439,681

Shares Issued and Outstanding:
Institutional Class	19,166
Administrative Class	557,426
Advisor Class	217,769

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.20
Administrative Class	11.20
Advisor Class	11.20

Cost of Investments in Securities	$9,115,095
Cost of Investments in Affiliates	$1,045,474
Cost of Foreign Currency Held	$14,557
Proceeds Received on Short Sales	$93,422
Cost or Premiums of Financial Derivative Instruments, net	$(22,147)

* Includes repurchase agreements of:	$2,426

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$210,614
Dividends	1,365
Dividends from Investments in Affiliates	13,503
Total Income	225,482

Expenses:
Investment advisory fees	25,102
Supervisory and administrative fees	25,103
Servicing fees - Administrative Class	11,121
Distribution and/or servicing fees - Advisor Class	5,905
Interest expense	48
Trustee fees	121
Total Expenses	67,400

Net Investment Income	158,082

Net Realized Gain (Loss):
Investments in securities	31,747
Investments in Affiliates	(1,119)
Exchange-traded or centrally cleared financial derivative instruments	71,020
Over the counter financial derivative instruments	156,229
Foreign currency	1,572
Net Realized Gain	259,449

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(43,024)
Investments in Affiliates	(6,867)
Exchange-traded or centrally cleared financial derivative instruments	(110,479)
Over the counter financial derivative instruments	170,561
Foreign currency assets and liabilities	(893)
Net Change in Unrealized Appreciation	9,298
Net Gain	268,747

Net Increase in Net Assets Resulting from Operations	$426,829

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

(Decrease) in Net Assets from:

Operations:
Net investment income	$158,082	$166,268
Net realized gain (loss)	259,449	(57,171)
Net change in unrealized appreciation (depreciation)	9,298	(339,819)
Net increase (decrease) in net assets resulting from operations	426,829	(230,722)

Distributions to Shareholders:
From net investment income
Institutional Class	(5,939)	(9,647)
Administrative Class	(156,533)	(183,002)
Advisor Class	(50,234)	(43,821)
From net realized capital gains
Institutional Class	0	(2,443)
Administrative Class	0	(67,659)
Advisor Class	0	(19,294)

Total Distributions	(212,706)	(325,866)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(1,563,244)	(246,420)

Total (Decrease) in Net Assets	(1,349,121)	(803,008)

Net Assets:
Beginning of year	10,248,412	11,051,420
End of year*	$8,899,291	$10,248,412

* Including undistributed net investment income of:	$208,713	$193,651

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.7%

BANK LOAN OBLIGATIONS 0.6%
Biomet, Inc.
3.169% due 03/25/2015		$247	$247
Chrysler Group LLC
3.500% due 05/24/2017		28,353	28,318
Community Health Systems, Inc.
3.486% due 01/25/2017		1,194	1,189
H.J. Heinz Co.
3.500% due 06/05/2020		20,976	20,890
HCA, Inc.
2.669% due 05/02/2016		485	483
2.919% due 03/31/2017		3,980	3,957

Total Bank Loan Obligations (Cost $55,315)			55,084

CORPORATE BONDS & NOTES 21.4%

BANKING & FINANCE 16.5%
Ally Financial, Inc.
2.750% due 01/30/2017		46,500	46,471
4.625% due 06/26/2015		6,200	6,254
5.500% due 02/15/2017		12,200	12,840
8.300% due 02/12/2015		46,100	46,388
American Express Bank FSB
6.000% due 09/13/2017		3,600	4,016
American Express Centurion Bank
6.000% due 09/13/2017		3,900	4,350
American International Group, Inc.
5.050% due 10/01/2015		7,300	7,524
6.250% due 03/15/2087		2,100	2,358
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (c)	EUR	1,100	1,519
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$1,800	1,834
4.500% due 04/06/2015		13,100	13,212
Banco Santander Chile
1.130% due 04/11/2017		7,900	7,869
Bank of America Corp.
0.562% due 08/15/2016		2,800	2,779
0.843% due 08/25/2017		5,300	5,298
1.500% due 10/09/2015		19,200	19,285
3.700% due 09/01/2015		10,350	10,533
3.750% due 07/12/2016		5,000	5,182
5.750% due 12/01/2017		10,000	11,057
6.500% due 08/01/2016		32,700	35,250
6.875% due 04/25/2018		18,600	21,380
Bank of America N.A.
0.703% due 11/14/2016		44,700	44,679
6.000% due 10/15/2036		1,700	2,136
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		2,100	2,300
Bank of Nova Scotia
1.950% due 01/30/2017		500	508
Barclays Bank PLC
2.250% due 05/10/2017		1,000	1,021
7.625% due 11/21/2022		800	876
7.750% due 04/10/2023		900	982
10.179% due 06/12/2021		1,900	2,557
Barclays PLC
8.000% due 12/15/2020 (c)	EUR	800	1,012
BBVA Bancomer S.A.
4.500% due 03/10/2016		$3,200	3,312
6.500% due 03/10/2021		6,400	6,963
7.250% due 04/22/2020		6,400	7,072
Bear Stearns Cos. LLC
6.400% due 10/02/2017		25,100	28,130

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 02/01/2018		$11,200	$12,918
Blackstone CQP Holdco LP
9.296% due 03/18/2019		4,293	4,291
BNP Paribas S.A.
0.542% due 11/07/2015		46,800	46,739
BPCE S.A.
4.625% due 07/11/2024		2,300	2,237
Citigroup, Inc.
0.506% due 06/09/2016		13,100	12,979
0.752% due 05/01/2017		65,200	65,071
4.875% due 05/07/2015		9,982	10,116
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875% due 03/19/2020	EUR	7,600	10,940
11.000% due 06/30/2019 (c)		$18,800	24,243
Credit Agricole S.A.
8.375% due 10/13/2019 (c)		1,500	1,736
Credit Suisse
0.539% due 03/11/2016		20,800	20,798
European Investment Bank
0.500% due 08/10/2023	AUD	2,600	1,599
Export-Import Bank of India
2.407% due 03/30/2016		$5,000	5,049
Fifth Third Bancorp
0.667% due 12/20/2016		3,000	2,977
Ford Motor Credit Co. LLC
0.755% due 09/08/2017		12,400	12,323
1.700% due 05/09/2016		9,220	9,258
3.875% due 01/15/2015		900	901
3.984% due 06/15/2016		1,400	1,450
6.625% due 08/15/2017		8,900	9,928
7.000% due 04/15/2015		7,500	7,630
8.000% due 12/15/2016		500	560
General Electric Capital Corp.
3.800% due 06/18/2019		8,300	8,827
6.375% due 11/15/2067		9,600	10,320
General Motors Financial Co., Inc.
2.750% due 05/15/2016		4,000	4,073
GMAC International Finance BV
7.500% due 04/21/2015	EUR	800	984
Goldman Sachs Group, Inc.
3.300% due 05/03/2015		$7,400	7,461
GSPA Monetization Trust
6.422% due 10/09/2029		15,725	17,969
HBOS PLC
0.882% due 09/01/2016	EUR	200	241
0.935% due 09/06/2017		$7,700	7,685
International Lease Finance Corp.
4.875% due 04/01/2015		7,300	7,367
5.750% due 05/15/2016		2,300	2,391
6.750% due 09/01/2016		9,100	9,714
7.125% due 09/01/2018		7,000	7,857
8.625% due 09/15/2015		6,700	7,002
8.750% due 03/15/2017		800	888
JPMorgan Chase & Co.
0.752% due 02/15/2017		75,600	75,448
1.064% due 05/30/2017	GBP	14,500	22,342
3.700% due 01/20/2015		$1,100	1,102
4.750% due 03/01/2015		18,900	19,009
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		11,000	12,217
KBC Bank NV
8.000% due 01/25/2023		6,000	6,750
Korea Development Bank
4.375% due 08/10/2015		5,400	5,516
Korea Exchange Bank
3.125% due 06/26/2017		5,200	5,366

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Finance Corp.
3.250% due 09/20/2016		$2,400	$2,479
LBG Capital PLC
8.000% due 06/15/2020 (c)		2,400	2,565
8.500% due 12/17/2021 (c)		1,100	1,194
15.000% due 12/21/2019	GBP	8,200	17,599
Lloyds Bank PLC
12.000% due 12/16/2024 (c)		$42,600	60,918
Lloyds Banking Group PLC
7.625% due 06/27/2023 (c)	GBP	5,400	8,429
Metropolitan Life Global Funding
0.382% due 06/23/2016		$10,600	10,585
Mizuho Bank Ltd.
0.705% due 09/25/2017		1,600	1,602
Morgan Stanley
0.711% due 10/15/2015		700	701
6.000% due 04/28/2015		47,724	48,503
National Australia Bank Ltd.
0.537% due 06/30/2017		63,500	63,508
National Bank of Canada
2.200% due 10/19/2016		2,500	2,557
Nationwide Building Society
6.250% due 02/25/2020		3,600	4,228
Navient Corp.
5.000% due 04/15/2015		5,800	5,858
6.000% due 01/25/2017		4,200	4,410
6.250% due 01/25/2016		24,450	25,489
8.450% due 06/15/2018		17,600	19,668
Novo Banco S.A.
2.625% due 05/08/2017	EUR	3,000	3,396
4.000% due 01/21/2019		7,700	9,061
5.875% due 11/09/2015		13,200	16,152
QNB Finance Ltd.
3.125% due 11/16/2015		$3,000	3,060
Rabobank Group
0.513% due 11/23/2016		50,600	50,667
0.563% due 04/28/2017		18,300	18,298
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (c)		31,200	35,256
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		500	468
5.499% due 07/07/2015		14,500	14,391
Springleaf Finance Corp.
6.900% due 12/15/2017		64,200	68,533
State Bank of India
4.500% due 07/27/2015		6,000	6,109
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		5,916	6,164
Stone Street Trust
5.902% due 12/15/2015		9,500	9,891
Turkiye Garanti Bankasi A/S
2.731% due 04/20/2016		3,100	3,108
UBS AG
5.125% due 05/15/2024		1,700	1,711
7.625% due 08/17/2022		1,000	1,179
VTB Bank OJSC Via VTB Capital S.A.
6.465% due 03/04/2015		9,900	9,841
Wells Fargo & Co.
7.980% due 03/15/2018 (c)		40,900	45,348
Wells Fargo Capital
5.950% due 12/01/2086		15,900	16,258

			1,470,403

INDUSTRIALS 1.8%
Amgen, Inc.
2.300% due 06/15/2016		7,700	7,826

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Apple, Inc.
2.850% due 05/06/2021		$4,400	$4,505
BAT International Finance PLC
1.400% due 06/05/2015		1,600	1,603
Braskem Finance Ltd.
5.750% due 04/15/2021		2,700	2,734
Con-way, Inc.
7.250% due 01/15/2018		2,600	2,957
CSN Islands Corp.
6.875% due 09/21/2019		2,600	2,425
Daimler Finance North America LLC
1.300% due 07/31/2015		11,500	11,550
Gerdau Trade, Inc.
5.750% due 01/30/2021		1,900	1,939
GTL Trade Finance, Inc.
7.250% due 10/20/2017		1,400	1,526
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	36,000	35,764
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		$3,600	3,693
Kinder Morgan, Inc.
2.000% due 12/01/2017		16,800	16,709
MMC Norilsk Nickel OJSC Via MMC Finance Ltd.
5.550% due 10/28/2020		2,000	1,822
Noble Group Ltd.
4.875% due 08/05/2015		700	713
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		4,838	5,177
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		3,753	3,378
6.750% due 10/01/2022		1,885	1,730
Petrobras International Finance Co. S.A.
3.500% due 02/06/2017		1,800	1,723
3.875% due 01/27/2016		1,400	1,377
7.875% due 03/15/2019		40,500	42,823
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		4,600	4,813
Rohm & Haas Co.
6.000% due 09/15/2017		1,062	1,175

			157,962

UTILITIES 3.1%
BellSouth Corp.
4.182% due 04/26/2021		22,500	22,723
BP Capital Markets PLC
2.521% due 01/15/2020		16,400	16,431
Dynegy Finance, Inc.
6.750% due 11/01/2019		22,850	23,278
7.375% due 11/01/2022		8,100	8,252
7.625% due 11/01/2024		4,000	4,085
Entergy Corp.
3.625% due 09/15/2015		12,200	12,376
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		2,300	2,260
9.250% due 04/23/2019		22,200	22,744
Majapahit Holding BV
7.250% due 06/28/2017		4,700	5,201
7.750% due 10/17/2016		3,405	3,745
7.750% due 01/20/2020		3,100	3,604
8.000% due 08/07/2019		5,100	5,936
Novatek OAO Via Novatek Finance Ltd.
5.326% due 02/03/2016		2,000	1,938
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		12,132	11,404
Petrobras Global Finance BV
1.852% due 05/20/2016		700	670

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 05/20/2016	$1,200	$1,149
2.371% due 01/15/2019	2,400	2,135
2.603% due 03/17/2017	2,800	2,592
3.123% due 03/17/2020	100	91
3.250% due 03/17/2017	1,100	1,040
Qtel International Finance Ltd.
3.375% due 10/14/2016	11,300	11,624
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	800	900
6.750% due 09/30/2019	2,000	2,363
Rosneft Finance S.A.
6.625% due 03/20/2017	1,000	935
7.875% due 03/13/2018	3,000	2,780
Verizon Communications, Inc.
1.991% due 09/14/2018	45,400	47,270
2.500% due 09/15/2016	3,772	3,858
3.000% due 11/01/2021	6,800	6,717
3.500% due 11/01/2024	30,400	29,929
3.650% due 09/14/2018	14,200	15,013

		273,043

Total Corporate Bonds & Notes (Cost $1,866,532)		1,901,408

MUNICIPAL BONDS & NOTES 5.4%

CALIFORNIA 3.4%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	2,200	3,030
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	2,700	3,954
7.043% due 04/01/2050	9,300	13,839
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,200	2,757
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	17,900	26,628
7.550% due 04/01/2039	2,000	3,088
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	24,800	38,721
7.625% due 03/01/2040	18,600	28,570
7.700% due 11/01/2030	100	126
7.950% due 03/01/2036	29,300	36,251
California Statewide Communities Development Authority Revenue Bonds, Series 2010
7.550% due 05/15/2040	8,200	11,058
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	1,400	1,057
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	8,200	10,258
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,200	1,596
7.618% due 08/01/2040	15,400	22,486
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	8,100	11,294
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	2,000	2,531
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	1,300	1,565

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	$9,500	$11,873
6.548% due 05/15/2048	9,200	12,589
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	458
7.021% due 08/01/2040	700	808
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	11,800	16,787
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.950% due 11/01/2050	26,285	38,356
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.125% due 06/01/2046	655	511

		300,191

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	2,400	2,850

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	655	655

MISSISSIPPI 0.0%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.313% due 01/01/2033	2,300	2,916

NEBRASKA 0.1%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	6,500	7,634

NEVADA 0.1%
Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	4,100	6,017

NEW JERSEY 0.5%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024	22,540	15,409
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	18,500	27,819

		43,228

NEW YORK 0.2%
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	6,100	7,293
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	1,400	1,892
6.282% due 06/15/2042	2,100	2,433
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	2,500	3,068

		14,686

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 0.6%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	$29,100	$47,008
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	3,600	3,164

		50,172

TEXAS 0.3%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	20,700	27,840

WASHINGTON 0.2%
Energy Northwest, Washington Revenue Notes, Series 2012
2.803% due 07/01/2021	20,000	20,518

WISCONSIN 0.0%
Wisconsin State Revenue Bonds, (AGM Insured), Series 2008
5.050% due 05/01/2018	3,200	3,557

Total Municipal Bonds & Notes (Cost $403,684)		480,264

U.S. GOVERNMENT AGENCIES 20.3%
Fannie Mae
0.230% due 12/25/2036 -07/25/2037	2,415	2,349
0.420% due 05/25/2037	368	368
0.520% due 03/25/2044	1,419	1,417
0.580% due 09/25/2035	852	857
0.870% due 10/25/2037	1,167	1,186
0.875% due 12/20/2017 -05/21/2018	19,600	19,370
1.125% due 04/27/2017 (g)	19,100	19,218
1.250% due 01/30/2017	3,200	3,230
1.315% due 06/01/2043 -07/01/2044	1,760	1,808
1.515% due 09/01/2040	5	6
1.700% due 04/01/2035	3,311	3,462
1.875% due 09/18/2018	2,100	2,135
1.940% due 08/01/2035	860	922
2.192% due 05/25/2035	294	303
2.292% due 01/01/2025	9	9
2.310% due 08/01/2022	4,700	4,668
2.334% due 09/01/2039	23	24
2.340% due 11/01/2025	1	1
2.475% due 04/01/2019	14,627	14,976
2.670% due 08/01/2022	769	780
2.870% due 09/01/2027	6,700	6,664
3.000% due 09/01/2020 - 02/01/2045	213,315	217,832
3.330% due 11/01/2021	1,326	1,395
3.500% due 01/01/2030 - 01/01/2045	73,000	76,814
3.802% due 10/01/2032	409	422
3.853% due 11/01/2035	77	82
4.000% due 01/01/2026 - 01/01/2045	186,339	198,843
4.371% due 12/01/2036	648	693
4.478% due 09/01/2034	434	465
4.500% due 08/01/2018 - 02/01/2045	394,160	427,671
4.979% due 09/01/2035	206	221

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 05/11/2017 (g)	$1,600	$1,751
5.000% due 01/01/2023 - 02/01/2045	147,382	162,844
5.108% due 08/01/2035	221	236
5.375% due 06/12/2017 (g)	8,100	8,961
5.500% due 09/01/2017 - 02/01/2045	119,400	133,660
6.000% due 09/01/2016 - 01/01/2045	148,456	168,494
6.500% due 11/01/2034	64	73
7.000% due 04/25/2023 - 06/01/2032	637	723
Freddie Mac
0.611% due 11/15/2030	6	7
0.661% due 09/15/2030	7	7
0.875% due 03/07/2018	3,300	3,262
0.881% due 05/15/2037	415	423
1.000% due 03/08/2017 (g)	65,200	65,422
1.000% due 09/29/2017	24,900	24,859
1.250% due 08/01/2019 - 10/02/2019	34,900	34,204
1.315% due 02/25/2045	284	291
1.750% due 05/30/2019	400	402
2.482% due 07/01/2027 - 01/01/2028	1	1
2.533% due 07/01/2030	1	1
3.750% due 03/27/2019	1,700	1,851
4.000% due 04/01/2029 - 01/01/2045	101,263	107,997
4.500% due 03/01/2029 - 01/01/2045	62,668	67,948
5.500% due 10/01/2034 - 10/01/2038	5,398	6,060
6.000% due 07/01/2016 - 01/01/2045	8,755	9,934
6.500% due 06/01/2016 - 10/01/2037	100	110
7.000% due 06/15/2023	327	363
7.500% due 07/15/2030 - 03/01/2032	75	85
8.500% due 08/01/2024	4	5
Ginnie Mae
0.761% due 02/16/2030	73	73
1.625% due 04/20/2026 - 02/20/2032	313	325
2.000% due 07/20/2030	3	4
6.000% due 12/15/2038 - 11/15/2039	77	87
Small Business Administration
5.130% due 09/01/2023	16	17
6.290% due 01/01/2021	28	30
7.500% due 04/01/2017	56	59

Total U.S. Government Agencies (Cost $1,792,042)		1,808,760

U.S. TREASURY OBLIGATIONS 23.0%
U.S. Treasury Bonds
3.000% due 11/15/2044	101,600	106,807
3.125% due 08/15/2044 (e)	153,600	165,396
3.375% due 05/15/2044 (i)	268,900	303,017
3.625% due 02/15/2044	4,300	5,066
3.750% due 11/15/2043	2,300	2,767
U.S. Treasury Inflation Protected Securities (b)
0.125% due 01/15/2022	166,586	162,421
0.125% due 07/15/2022	107,068	104,546
0.125% due 01/15/2023	40,323	39,082
0.375% due 07/15/2023 (g)	37,546	37,202

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 07/15/2021		$87,890	$89,188
1.125% due 01/15/2021 (g)(i)		12,265	12,770
1.250% due 07/15/2020 (g)		26,565	27,932
1.750% due 01/15/2028		96,675	109,741
2.000% due 01/15/2026		160,061	183,839
2.375% due 01/15/2025 (i)		296,008	348,319
2.375% due 01/15/2027		76,058	91,255
2.500% due 01/15/2029		140,226	174,586
3.625% due 04/15/2028		3,523	4,858
3.875% due 04/15/2029		28,742	41,260
U.S. Treasury Notes
0.750% due 12/31/2017 (g)(i)		6,800	6,727
2.250% due 11/15/2024		5,900	5,940
2.375% due 08/15/2024 (i)		19,800	20,156

Total U.S. Treasury Obligations (Cost $2,022,149)			2,042,875

MORTGAGE-BACKED SECURITIES 5.9%
American Home Mortgage Investment Trust
2.332% due 02/25/2045		1,088	1,087
Arran Residential Mortgages Funding PLC
1.478% due 05/16/2047	EUR	5,528	6,739
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049		$10,955	11,748
5.728% due 05/10/2045		6,400	6,668
Banc of America Funding Trust
2.634% due 05/25/2035		1,166	1,191
6.000% due 03/25/2037 ^		8,419	7,270
Banc of America Mortgage Trust
2.730% due 05/25/2033		1,653	1,672
6.500% due 10/25/2031		104	110
BCAP LLC Trust
5.041% due 03/26/2037		1,138	1,124
Bear Stearns Adjustable Rate Mortgage Trust
2.354% due 02/25/2033		11	10
2.360% due 02/25/2036		185	185
2.504% due 04/25/2033		251	256
2.522% due 01/25/2035		662	640
2.592% due 11/25/2034		3,391	3,299
2.668% due 02/25/2033		46	43
2.730% due 04/25/2034		1,056	1,042
2.732% due 01/25/2034		581	598
2.747% due 11/25/2030		1	1
2.758% due 07/25/2034		1,250	1,231
3.013% due 11/25/2034		843	847
3.118% due 01/25/2035		352	355
Bear Stearns ALT-A Trust
2.554% due 05/25/2035		3,198	3,086
2.612% due 09/25/2035		1,901	1,635
5.401% due 05/25/2036 ^		4,590	3,504
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		868	928
5.700% due 06/11/2050		7,800	8,489
5.703% due 06/11/2050		4,541	4,573
Bear Stearns Structured Products, Inc.
2.337% due 12/26/2046		2,216	1,737
2.591% due 01/26/2036		3,865	3,073
Chase Mortgage Finance Trust
4.684% due 01/25/2036 ^		5,157	4,828
Citigroup Mortgage Loan Trust, Inc.
2.540% due 10/25/2035		532	527
2.552% due 05/25/2035		1,830	1,772
5.500% due 12/25/2035		4,346	3,108
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		1,600	1,695
Countrywide Alternative Loan Trust
0.340% due 05/25/2047		3,918	3,301

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.350% due 05/25/2047		$2,768	$2,311
0.360% due 09/25/2046 ^		35,830	30,336
0.370% due 05/25/2036		5,387	4,408
6.000% due 02/25/2037 ^		12,937	10,501
Countrywide Home Loan Mortgage Pass-Through Trust
2.313% due 02/20/2036 ^		673	617
2.418% due 11/25/2034		2,347	2,237
2.466% due 02/20/2035		3,747	3,693
6.000% due 03/25/2037 ^		4,065	3,693
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		5,951	6,322
5.383% due 02/15/2040		431	457
Credit Suisse First Boston Mortgage Securities Corp.
4.837% due 06/25/2032		19	19
Deutsche ALT-A Securities, Inc.
0.670% due 02/25/2035		653	611
Extended Stay America Trust
2.958% due 12/05/2031		1,800	1,828
First Horizon Alternative Mortgage Securities Trust
2.200% due 08/25/2035		6,305	5,589
2.240% due 09/25/2035		100	88
First Horizon Mortgage Pass-Through Trust
2.564% due 10/25/2035 ^		6,386	5,637
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		2	2
Granite Master Issuer PLC
0.365% due 12/20/2054		2,042	2,026
0.824% due 12/20/2054	GBP	2,060	3,193
Granite Mortgages PLC
0.359% due 09/20/2044	EUR	173	209
0.461% due 01/20/2044		177	215
0.938% due 01/20/2044	GBP	269	419
0.940% due 09/20/2044		1,374	2,141
Greenpoint Mortgage Pass-Through Certificates
2.786% due 10/25/2033		$1,398	1,373
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		3,400	3,630
GSR Mortgage Loan Trust
2.669% due 09/25/2035		5,915	5,953
4.979% due 11/25/2035		1,544	1,511
HarborView Mortgage Loan Trust
0.354% due 01/19/2038		6,175	5,278
0.384% due 05/19/2035		629	527
0.414% due 01/19/2036		13,277	9,235
0.494% due 01/19/2035		6,177	4,193
0.914% due 10/19/2035		4,580	3,959
2.597% due 12/19/2035 ^		5,857	4,505
2.602% due 07/19/2035		2,446	2,230
IndyMac Adjustable Rate Mortgage Trust
1.707% due 01/25/2032		2	2
IndyMac Mortgage Loan Trust
0.380% due 04/25/2046		6,947	5,539
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047		6,689	7,110
5.420% due 01/15/2049		19,732	21,091
5.637% due 03/18/2051		9,577	10,085
5.882% due 02/15/2051		1,770	1,919
JPMorgan Mortgage Trust
2.253% due 06/25/2035		821	823
2.537% due 10/25/2036		8,960	8,110
2.539% due 08/25/2034		7,061	7,108
2.636% due 02/25/2035		527	518
5.750% due 01/25/2036 ^		1,038	979
Landmark Mortgage Securities No. 3 PLC
0.840% due 04/17/2044	GBP	31,425	45,551
MASTR Adjustable Rate Mortgages Trust
0.853% due 01/25/2047 ^		$5,625	3,830

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
0.380% due 02/25/2036		$2,397	$2,214
0.420% due 11/25/2035		330	314
1.156% due 10/25/2035		908	866
2.127% due 04/25/2035		8,763	8,360
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		5,500	5,912
Morgan Stanley Capital Trust
5.610% due 04/15/2049		2,190	2,198
Morgan Stanley Re-REMIC Trust
5.796% due 08/12/2045		1,901	2,040
Prime Mortgage Trust
0.570% due 02/25/2019		1	1
0.570% due 02/25/2034		184	174
0.670% due 02/25/2035		7,226	6,883
Residential Accredit Loans, Inc. Trust
0.270% due 05/25/2037		15,396	11,829
0.355% due 08/25/2036		11,205	8,644
1.570% due 08/25/2036		15,152	12,180
3.561% due 12/25/2035		910	768
6.000% due 09/25/2036		1,888	1,521
6.000% due 02/25/2037		40,572	32,664
6.500% due 09/25/2036 ^		10,275	7,694
Residential Asset Securitization Trust
0.620% due 10/25/2035		3,404	2,925
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035		4,200	4,002
6.000% due 06/25/2037 ^		6,452	5,707
Silenus European Loan Conduit Ltd.
0.228% due 05/15/2019	EUR	214	256
Structured Adjustable Rate Mortgage Loan Trust
0.370% due 04/25/2047		$3,861	2,840
5.081% due 07/25/2035 ^		525	456
Structured Asset Mortgage Investments Trust
0.380% due 09/25/2047		6,157	4,409
0.414% due 07/19/2035		3,242	3,128
0.824% due 09/19/2032		49	48
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.116% due 07/25/2032		5	5
2.516% due 02/25/2032		7	7
Suntrust Adjustable Rate Mortgage Loan Trust
2.628% due 02/25/2037 ^		5,214	4,536
Thornburg Mortgage Securities Trust
1.470% due 03/25/2037		2,774	2,534
1.794% due 06/25/2047		23,167	20,886
Wachovia Bank Commercial Mortgage Trust
0.241% due 06/15/2020		740	738
5.509% due 04/15/2047		3,200	3,376
Wachovia Mortgage Loan Trust LLC
2.738% due 05/20/2036 ^		9,381	8,244
WaMu Mortgage Pass-Through Certificates Trust
0.460% due 10/25/2045		623	575
0.490% due 01/25/2045		5,812	5,489
1.313% due 11/25/2042		257	251
1.513% due 08/25/2042		643	594
4.005% due 12/25/2036 ^		705	645
4.568% due 07/25/2037 ^		5,554	5,198
Wells Fargo Mortgage-Backed Securities Trust
2.609% due 07/25/2036 ^		11,972	11,698
2.612% due 03/25/2036		2,702	2,697
2.615% due 12/25/2034		1,358	1,379
2.616% due 01/25/2035		1,754	1,789

Total Mortgage-Backed Securities (Cost $498,708)			528,657

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 3.7%
Accredited Mortgage Loan Trust
0.300% due 02/25/2037		$4,953	$4,735
Argent Securities Trust
0.320% due 07/25/2036		23,048	10,486
0.360% due 03/25/2036		8,135	4,347
Bear Stearns Asset-Backed Securities Trust
0.320% due 11/25/2036		19,193	15,665
0.330% due 08/25/2036		2,322	2,013
Citigroup Mortgage Loan Trust, Inc.
0.480% due 12/25/2035		4,084	3,812
Countrywide Asset-Backed Certificates
0.300% due 11/25/2037		11,295	11,173
0.305% due 01/25/2037		5,019	4,767
0.340% due 06/25/2037		7,526	6,886
0.400% due 05/25/2037		7,700	4,568
0.570% due 06/25/2036		6,900	4,961
0.970% due 08/25/2047		3,000	2,579
Credit-Based Asset Servicing and Securitization LLC
0.215% due 11/25/2036		554	315
EMC Mortgage Loan Trust
0.910% due 05/25/2040		201	182
First Franklin Mortgage Loan Trust
0.660% due 09/25/2035		2,800	2,682
Fremont Home Loan Trust
0.230% due 01/25/2037		99	50
Hillmark Funding Ltd.
0.481% due 05/21/2021		18,618	18,435
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.310% due 11/25/2036		10,330	8,241
JPMorgan Mortgage Acquisition Corp.
0.565% due 10/25/2035 ^		7,500	6,106
JPMorgan Mortgage Acquisition Trust
0.230% due 03/25/2047		910	891
0.430% due 03/25/2037		2,000	1,535
Lehman XS Trust
0.335% due 06/25/2036		5,674	4,045
Lockwood Grove CLO Ltd.
1.603% due 01/25/2024		16,400	16,400
Long Beach Mortgage Loan Trust
0.730% due 10/25/2034		156	147
3.170% due 11/25/2032		44	39
MASTR Asset-Backed Securities Trust
0.410% due 03/25/2036		7,515	4,736
0.460% due 12/25/2035		9,925	8,993
Merrill Lynch Mortgage Investors Trust
0.330% due 05/25/2037		33,336	22,768
Morgan Stanley ABS Capital, Inc. Trust
0.420% due 08/25/2036		19,893	12,855
Motor PLC
0.650% due 08/25/2021		520	520
NovaStar Mortgage Funding Trust
0.410% due 11/25/2036		4,064	1,922
Option One Mortgage Loan Trust Asset-Backed Certificates
0.630% due 11/25/2035		11,500	8,551
Panther CDO BV
0.468% due 10/15/2084	EUR	11,069	12,657
Penta CLO S.A.
0.398% due 06/04/2024		1,674	2,007
RAAC Trust
0.510% due 02/25/2036		$1,400	1,253
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		22,393	13,986
Residential Asset Securities Corp. Trust
0.330% due 06/25/2036		7,357	7,080
0.370% due 02/25/2036		1,345	1,330

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.410% due 09/25/2036		$13,800	$12,099
0.420% due 04/25/2037		7,900	6,966
0.500% due 12/25/2035		6,649	4,675
0.570% due 02/25/2036		6,800	5,441
1.040% due 05/25/2035		1,397	1,333
Securitized Asset-Backed Receivables LLC Trust
0.300% due 05/25/2037 ^		1,736	1,266
SG Mortgage Securities Trust
0.440% due 02/25/2036		3,200	1,804
SLM Private Education Loan Trust
2.811% due 12/16/2019		1,129	1,144
SLM Student Loan Trust
0.342% due 12/15/2023	EUR	12,131	14,420
Soundview Home Loan Trust
0.250% due 06/25/2037		$876	526
0.420% due 11/25/2036		19,177	13,232
Specialty Underwriting & Residential Finance Trust
0.320% due 11/25/2037		21,500	12,107
Structured Asset Securities Corp. Mortgage Loan Trust
0.340% due 12/25/2036		14,000	11,910
Washington Mutual Asset-Backed Certificates Trust
0.410% due 05/25/2036		14,552	10,187
Wells Fargo Home Equity Asset-Backed Securities Trust
0.760% due 11/25/2035		1,800	1,577

Total Asset-Backed Securities (Cost $315,879)			332,405

SOVEREIGN ISSUES 14.5%
Autonomous Community of Catalonia
3.875% due 04/07/2015	EUR	1,400	1,704
4.750% due 06/04/2018		300	392
Autonomous Community of Valencia
4.375% due 07/16/2015		700	864
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$3,200	3,219
4.125% due 09/15/2017	EUR	2,300	2,805
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	276,000	97,981
0.000% due 10/01/2015		597,600	205,374
0.000% due 01/01/2016		302,800	100,858
0.000% due 01/01/2017		16,000	4,722
0.000% due 07/01/2017		6,300	1,752
0.000% due 07/01/2018		51,900	12,852
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025		14,600	4,811
Export-Import Bank of Korea
4.000% due 01/29/2021		$5,100	5,472
4.125% due 09/09/2015		12,000	12,267
5.125% due 06/29/2020		2,100	2,372
5.875% due 01/14/2015		29,900	29,936
Italy Buoni Poliennali Del Tesoro
1.150% due 05/15/2017	EUR	31,000	37,979
2.250% due 05/15/2016		25,500	31,617
2.450% due 03/26/2016 (b)		21,077	26,104
2.750% due 12/01/2015		18,500	22,878
3.000% due 11/01/2015		51,300	63,395
3.750% due 08/01/2015		8,400	10,361
3.750% due 08/01/2016		30,200	38,429
3.750% due 09/01/2024		44,200	62,430
4.750% due 09/15/2016		7,900	10,249
4.750% due 05/01/2017		4,900	6,504
4.750% due 06/01/2017		7,400	9,838

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Housing Finance Corp.
4.125% due 12/15/2015		$2,100	$2,158
Mexico Government International Bond
8.000% due 06/11/2020	MXN	302,900	23,210
Province of Ontario
1.600% due 09/21/2016		$300	304
1.650% due 09/27/2019		2,800	2,771
3.000% due 07/16/2018		3,700	3,879
3.150% due 06/02/2022	CAD	7,600	6,920
4.000% due 10/07/2019		$700	766
4.000% due 06/02/2021	CAD	21,400	20,494
4.200% due 03/08/2018		1,100	1,027
4.200% due 06/02/2020		12,500	12,021
4.300% due 03/08/2017		900	825
4.400% due 06/02/2019		5,600	5,374
4.400% due 04/14/2020		$600	669
5.500% due 06/02/2018	CAD	2,300	2,239
Province of Quebec
2.750% due 08/25/2021		$17,100	17,476
3.500% due 07/29/2020		3,000	3,214
3.500% due 12/01/2022	CAD	6,300	5,849
3.750% due 09/01/2024		4,800	4,509
4.250% due 12/01/2021		21,200	20,623
4.500% due 12/01/2017		700	655
4.500% due 12/01/2020		2,500	2,449
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	1,700	2,204
5.250% due 02/18/2024		$10,500	11,589
Spain Government Bond
4.700% due 07/30/2041	EUR	6,000	9,737
5.150% due 10/31/2044		2,300	3,984
Spain Government International Bond
2.100% due 04/30/2017		7,200	9,038
2.750% due 10/31/2024		65,700	87,721
3.150% due 01/31/2016		6,900	8,606
3.250% due 04/30/2016		400	502
3.300% due 07/30/2016		1,300	1,644
3.750% due 10/31/2015		60,300	74,954
4.200% due 01/31/2037		5,600	8,510
4.250% due 10/31/2016		8,700	11,262
4.500% due 01/31/2018		17,600	23,814
5.400% due 01/31/2023		34,700	54,954
5.500% due 07/30/2017		2,100	2,865
United Kingdom Gilt
3.250% due 01/22/2044	GBP	18,200	32,710

Total Sovereign Issues (Cost $1,396,997)			1,288,691

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% due 12/31/2049 (c)		10,300	12,517

Total Convertible Preferred Securities (Cost $12,412)			12,517

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
GMAC Capital Trust
8.125% due 02/15/2040		500,000	13,190

Total Preferred Securities (Cost $13,075)			13,190

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.7%

CERTIFICATES OF DEPOSIT 1.5%
Banco Bilbao Vizcaya Argentaria S.A.
1.082% due 05/16/2016		$22,500	$22,485
Barclays Bank PLC
0.535% due 05/01/2015		12,000	12,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
0.290% due 06/12/2015		5,100	5,100
Credit Suisse
0.473% due 03/17/2015		6,600	6,600
Intesa Sanpaolo SpA
1.650% due 04/07/2015		2,100	2,104
Royal Bank of Canada
1.370% due 05/07/2015	CAD	95,200	81,342

			129,631

REPURCHASE AGREEMENTS (d) 0.0%
			2,426

MEXICO TREASURY BILLS 6.1%
3.000% due 01/08/2015 - 05/28/2015 (a)	MXN	8,047,411	542,414

U.S. TREASURY BILLS 0.1%
0.061% due 03/19/2015 - 05/28/2015 (a)(e)(g)(i)		$6,595	6,594

Total Short-Term Instruments (Cost $738,302)			681,065

Total Investments in Securities (Cost $9,115,095)			9,144,916

		SHARES
INVESTMENTS IN AFFILIATES 11.7%

SHORT-TERM INSTRUMENTS 11.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.7%
PIMCO Short-Term Floating NAV Portfolio III		104,757,531	1,038,357

Total Short-Term Instruments (Cost $1,045,474)			1,038,357

Total Investments in Affiliates (Cost $1,045,474)			1,038,357

Total Investments 114.4% (Cost $10,160,569)			$10,183,273

Financial Derivative Instruments (f)(h) 1.7% (Cost or Premiums, net $(22,147))			147,756

Other Assets and Liabilities, net (16.1%)			(1,431,738)

Net Assets 100.0%			$8,899,291

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$2,426	Fannie Mae 2.260% due 10/17/2022	$(2,479)	$2,426	$2,426

Total Repurchase Agreements						$(2,479)	$2,426	$2,426

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
JPS	0.190%	12/19/2014	01/07/2015	$(38,244)	$(38,246)

Total Reverse Repurchase Agreements					$(38,246)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.120%	12/23/2014	01/06/2015	$(25,572)	$(25,582)

Total Sale-Buyback Transactions					$(25,582)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2014 was $54,467 at a weighted average interest rate of (0.372%).
(3)	Payable for sale-buyback transactions includes $10 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.500%	01/01/2045	$ 21,000	$(22,742)	$(22,742)
Fannie Mae	5.000%	01/01/2045	64,000	(70,680)	(70,680)

				$(93,422)	$(93,422)

Total Short Sales				$(93,422)	$(93,422)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(e)	Securities with an aggregate market value of $63,895 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
JPS	$0	$(38,246)	$0	$0	$(38,246)	$38,044	$(202)
SSB	2,426	0	0	0	2,426	(2,479)	(53)

Master Securities Forward Transaction Agreement
GSC	0	0	(25,582)	0	(25,582)	25,453	(129)

Total Borrowings and Other Financing Transactions	$2,426	$(38,246)	$(25,582)	$0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	1,677	$119	$0	$(21)
90-Day Eurodollar June Futures	Short	06/2015	3,146	(36)	0	(39)
90-Day Eurodollar March Futures	Short	03/2016	697	42	0	(9)
90-Day Eurodollar September Futures	Short	09/2015	3,137	59	0	(39)
Canada Government 10-Year Bond March Futures	Short	03/2015	506	(1,143)	0	(266)
Euro-BTP Italy Government Bond March Futures	Long	03/2015	1,036	2,138	1,304	0
Euro-Bund 10-Year Bond March Futures	Short	03/2015	1,766	(6,169)	0	(107)
U.S. Treasury 10-Year Note March Futures	Long	03/2015	11,010	6,171	2,413	0
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	10,032	25,188	2,822	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2015	3,369	(2,170)	0	(66)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2015	247	(92)	0	(5)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Short	09/2015	1,553	(843)	0	(60)

Total Futures Contracts				$23,264	$6,539	$(612)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation	Variation Margin
							Asset	Liability
iTraxx Europe 22 5-Year Index	1.000%	12/20/2019	EUR	73,100	$1,626	$154	$0	$(106)
iTraxx Europe Senior 22 5-Year Index	1.000%	12/20/2019		115,200	2,256	1,018	0	(248)

					$3,882	$1,172	$0	$(354)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.089%	02/27/2015	$	533,000	$(43)	$(40)	$0	$0
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017		130,400	(875)	(721)	23	0
Receive	3-Month USD-LIBOR	0.665%	04/17/2016		2,004,600	(333)	(505)	0	(87)
Receive	3-Month USD-LIBOR	1.000%	04/17/2017		708,500	1,866	(510)	1	0
Receive	3-Month USD-LIBOR	1.780%	12/02/2019		36,300	(81)	131	0	(28)
Receive	3-Month USD-LIBOR	1.800%	12/03/2019		226,000	(705)	(304)	0	(175)
Pay	3-Month USD-LIBOR	4.000%	06/19/2024		51,700	2,641	1,790	25	0
Pay	3-Month USD-LIBOR	2.750%	06/17/2025		3,800	113	(22)	4	0
Receive	3-Month USD-LIBOR	4.250%	06/15/2041		34,800	(10,842)	(1,706)	0	(59)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		229,000	(2,750)	(18,498)	0	(303)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		263,500	(44,767)	(57,258)	0	(406)
Receive	3-Month USD-LIBOR	2.800%	12/18/2043		213,000	(4,742)	(14,678)	0	(287)
Receive	6-Month EUR-EURIBOR	0.450%	12/09/2019	EUR	41,700	(248)	(206)	0	(7)
Receive	6-Month EUR-EURIBOR	1.250%	03/18/2025		2,000	(96)	(14)	0	(3)
Receive	6-Month EUR-EURIBOR	2.307%	10/21/2044		30,300	(2,533)	(2,533)	0	(83)
Receive	6-Month GBP-LIBOR	1.500%	09/18/2016	GBP	242,600	(3,410)	(927)	0	(69)
Receive	6-Month GBP-LIBOR	1.590%	10/05/2016		229,700	(2,056)	(2,061)	0	(63)
Receive	6-Month GBP-LIBOR	1.510%	10/07/2016		51,900	(398)	(399)	0	(14)
Receive	6-Month GBP-LIBOR	1.880%	10/05/2017		73,900	(1,464)	(1,464)	0	(53)
Receive	28-Day MXN-TIIE	3.345%	03/13/2015	MXN	2,964,000	(10)	(10)	0	(4)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	28-Day MXN-TIIE	3.420%	06/05/2015	MXN	1,489,000	$(11)	$(11)	$0	$(11)
Receive	28-Day MXN-TIIE	3.605%	12/18/2015		1,375,000	67	67	0	(18)
Receive	28-Day MXN-TIIE	3.740%	02/12/2016		602,000	10	10	0	(8)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016		524,400	974	(219)	14	0
Pay	28-Day MXN-TIIE	5.000%	09/13/2017		59,600	51	(20)	4	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017		1,097,100	1,939	(402)	84	0
Pay	28-Day MXN-TIIE	5.700%	01/18/2019		230,000	368	(92)	31	0
Pay	28-Day MXN-TIIE	6.350%	06/02/2021		28,000	72	8	7	0
Pay	28-Day MXN-TIIE	5.920%	12/08/2021		39,800	27	27	11	0
Pay	28-Day MXN-TIIE	5.850%	12/21/2021		91,400	27	27	26	0
Pay	28-Day MXN-TIIE	5.500%	09/02/2022		308,000	(477)	257	98	0
Pay	28-Day MXN-TIIE	5.750%	09/02/2022		83,000	(34)	(22)	26	0
Pay	28-Day MXN-TIIE	6.000%	06/05/2023		14,900	4	(22)	5	0
Pay	28-Day MXN-TIIE	6.915%	09/10/2029		178,200	460	212	90	0
Pay	28-Day MXN-TIIE	6.840%	11/27/2029		35,000	69	69	18	0
Pay	28-Day MXN-TIIE	6.710%	11/30/2029		314,400	309	309	158	0
Pay	28-Day MXN-TIIE	7.020%	06/08/2034		2,174,000	2,974	1,929	1,259	0
Pay	28-Day MXN-TIIE	6.810%	06/19/2034		496,800	(259)	(675)	283	0
Pay	28-Day MXN-TIIE	6.940%	12/05/2034		14,900	6	6	9	0

						$(64,157)	$(98,477)	$2,176	$(1,678)

Total Swap Agreements						$(60,275)	$(97,305)	$2,176	$(2,032)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(g)	Securities with an aggregate market value of $129,367 and cash of $4,636 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$6,539	$2,176	$8,715	$0	$(612)	$(2,032)	$(2,644)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2015		EUR	71,083	$		88,023	$2,009	$0
	01/2015		ILS	80,631			21,186	558	(44)
	01/2015	$		43,872		EUR	35,367	0	(1,076)
	01/2015			10,174		ILS	38,505	0	(302)
	01/2015			121,750		JPY	14,564,700	0	(155)
	02/2015			100		MXN	1,362	0	(8)
	03/2015		CAD	709	$		617	7	0
	03/2015		ILS	57,242			14,759	105	(25)
	05/2015		CAD	93,921			85,565	4,948	0
	06/2015		EUR	36,855			50,109	5,443	0
	06/2015	$		3,493		EUR	2,673	0	(254)
	08/2015		EUR	18,300	$		24,474	2,279	0
	08/2015		JPY	1,014,812			10,000	1,506	0
	06/2016		EUR	104,144			142,587	15,078	0
	06/2016	$		6,094		EUR	4,512	0	(570)

BPS	01/2015		BRL	48,996	$		18,858	426	0
	01/2015		EUR	40,108			49,588	1,055	0
	01/2015		ILS	31,416			8,104	49	0
	01/2015		MXN	2,857,764			216,779	23,174	0
	01/2015	$		12,955		AUD	15,500	0	(301)
	01/2015			18,446		BRL	48,996	0	(14)
	02/2015		MXN	310,159	$		23,448	2,470	0
	02/2015	$		33,809		MXN	451,899	0	(3,237)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	03/2015		ILS	15,552	$		3,979	$0	$(9)
	04/2015		BRL	333			135	13	0
	06/2015		EUR	16,570			22,472	2,390	0
	06/2015	$		17,125		EUR	12,775	0	(1,642)
	10/2015		BRL	299,600	$		108,942	4,485	0
	01/2016			98,000			38,066	4,736	0
	07/2017			6,300			2,163	268	0

BRC	02/2015	$		10,750		MXN	146,178	0	(861)
	03/2015		MXN	1,173,498	$		82,743	3,501	0
	06/2015		EUR	21,007			28,540	3,081	0
	06/2015	$		12,431		EUR	9,335	0	(1,117)
	06/2016		EUR	19,578	$		26,921	2,939	0

CBK	01/2015		AUD	86,438			73,930	3,362	0
	01/2015		EUR	57,510			71,072	1,482	0
	01/2015		JPY	39,053,346			331,306	5,264	0
	01/2015	$		288,470		EUR	232,949	0	(6,590)
	01/2015			159,547		JPY	19,080,246	643	(896)
	02/2015		AUD	10,008	$		8,154	1	0
	02/2015		EUR	20,713			25,292	220	0
	02/2015		JPY	9,588,302			79,426	0	(642)
	02/2015		MXN	70,949			5,208	408	0
	02/2015	$		9,824		CHF	9,514	0	(249)
	02/2015			1,323		MXN	18,128	0	(96)
	03/2015		CAD	98,700	$		86,139	1,298	0
	06/2015		EUR	18,091			24,730	2,805	0
	06/2015	$		11,359		EUR	8,586	0	(953)

DUB	01/2015			19,895		AUD	23,277	0	(892)
	01/2015			760,465		EUR	624,131	0	(5,235)
	02/2015		EUR	621,394	$		757,330	5,180	0
	02/2015		MXN	205,601			14,050	141	0
	05/2015			2,463,635			178,457	12,957	0
	06/2015	$		16,667		EUR	12,818	0	(1,132)
	08/2015		EUR	16,300	$		21,835	2,066	0
	10/2015		BRL	88,000			33,716	3,035	0
	01/2016			14,121			4,900	97	0
	02/2016		EUR	10,350			13,928	1,323	0
	06/2016			10,773			14,750	1,562	0
	06/2016	$		12,309		EUR	9,107	0	(1,160)

FBF	01/2015		AUD	14,138	$		11,568	26	0
	01/2015		BRL	48,996			18,446	14	0
	01/2015	$		18,932		BRL	48,996	0	(500)
	02/2015		MXN	1,142,503	$		82,818	5,634	0
	02/2015	$		5,386		MXN	79,247	0	(25)
	04/2015		BRL	15,814	$		6,419	613	0
	06/2015		EUR	30,262			41,074	4,398	0
	07/2015		BRL	51,049			18,794	531	0
	10/2015			210,000			78,608	5,390	0

GLM	01/2015		AUD	25,331			20,704	24	0
	01/2015		EUR	155,469			191,173	3,048	0
	01/2015		ILS	167,716			44,967	1,969	0
	01/2015		JPY	18,038,100			153,062	2,468	0
	01/2015	$		10,201		AUD	12,100	0	(323)
	01/2015			49,401		EUR	39,732	0	(1,323)
	01/2015			91,336		JPY	10,829,800	0	(922)
	02/2015		AUD	20,078	$		16,249	0	(108)
	02/2015		CHF	22,003			22,837	692	0
	02/2015		EUR	22,942			27,939	169	0
	02/2015		GBP	89,436			140,401	1,038	0
	02/2015		INR	254,357			4,024	38	0
	02/2015	$		11,145		CHF	10,802	0	(273)
	02/2015			7,975		JPY	960,000	41	0
	06/2015			55,760		EUR	41,738	0	(5,175)
	07/2015		BRL	117,971	$		48,418	6,214	0

HUS	01/2015		INR	157,626			2,520	25	0
	01/2015	$		42,215		JPY	4,995,200	0	(512)
	02/2015		AUD	14,766	$		12,023	6	(13)
	04/2015		BRL	15,853			6,437	617	0
	04/2015		DKK	4,483			802	73	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	08/2015		JPY	3,658,324	$		35,877	$5,258	$0

JPM	01/2015		AUD	10,004			8,192	25	0
	01/2015		EUR	198,350			245,381	5,368	0
	01/2015		ILS	190,574			50,163	1,304	0
	01/2015		INR	1,141,451			17,908	0	(101)
	01/2015		JPY	9,868,100			83,661	1,276	0
	01/2015	$		3,780		INR	236,439	0	(37)
	01/2015			146,410		JPY	17,489,600	190	(585)
	02/2015		JPY	6,111,900	$		50,770	0	(268)
	02/2015		MXN	346,792			23,735	274	0
	02/2015	$		11,185		EUR	9,144	0	(117)
	02/2015			7,939		MXN	113,985	1	(228)
	03/2015		ILS	68,904	$		17,572	1	(98)
	04/2015		BRL	33,843			12,931	507	0
	06/2015	$		14,859		EUR	11,113	0	(1,391)
	07/2015		BRL	120,000	$		49,379	6,448	0
	01/2016			81,300			28,117	467	0

MSB	01/2015		EUR	409,659			509,102	13,393	0
	01/2015		ILS	21,641			5,691	143	0
	02/2015		MXN	557,361			39,183	1,477	0
	03/2015		ILS	23,618			6,029	0	(27)
	04/2015	$		11,294		BRL	31,013	92	0
	06/2015		EUR	25,606	$		35,101	4,068	0
	07/2015		BRL	36,000			14,724	1,845	0
	06/2016		EUR	27,527			37,859	4,160	0

NAB	06/2015			41,667			56,570	6,071	0
	06/2016			59,849			82,177	8,888	0
	07/2016			45,981			62,378	5,984	0

NGF	02/2015		MXN	429,149			29,325	292	0

RBC	02/2015			122,365			8,652	374	0

SOG	01/2015	$		13,695		ILS	51,675	0	(447)
	06/2015			38,181		EUR	28,496	0	(3,645)

UAG	01/2015		INR	1,108,225	$		17,403	0	(88)
	01/2015	$		49,860		AUD	60,892	0	(148)
	02/2015		AUD	50,092	$		40,877	68	0
	02/2015		INR	67,130			1,057	5	0
	02/2015		JPY	2,077,315			17,251	0	(96)
	02/2015	$		1,973		MXN	29,097	0	(4)
	06/2015			9,936		EUR	7,539	0	(799)
	01/2016		BRL	123,500	$		47,674	5,672	0

Total Forward Foreign Currency Contracts								$229,043	$(44,713)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.205%	01/16/2020	$	46,400	$687	$560

Total Purchased Options								$687	$560

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	14,900	$(29)	$(17)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		14,900	(25)	(2)

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		28,600	(50)	(34)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		18,300	(36)	(3)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		10,300	(25)	(1)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		10,900	(8)	(10)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		10,900	(22)	(10)

GST	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		13,700	(17)	(16)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		13,700	(38)	(1)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015	EUR	7,500	$(19)	$0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		17,300	(43)	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		13,800	(19)	(16)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		13,800	(39)	(1)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		6,100	(5)	(6)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		6,100	(12)	(6)

SOG	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		7,400	(13)	(9)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		7,400	(12)	(1)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		14,400	(17)	(13)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		14,400	(26)	(14)

							$(455)	$(160)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC AUD versus USD	$	0.839	01/14/2015	AUD	11,200	$(64)	$(269)
	Call - OTC AUD versus USD		0.897	01/14/2015		11,200	(76)	0
	Put - OTC USD versus JPY	JPY	112.000	02/09/2015	$	8,800	(87)	(7)
	Put - OTC USD versus JPY		113.000	05/22/2015		42,100	(608)	(347)
	Put - OTC USD versus JPY		80.000	02/18/2019		4,900	(274)	(69)
	Call - OTC USD versus MXN	MXN	13.900	01/05/2015		13,800	(82)	(804)
	Put - OTC USD versus MXN		13.450	01/28/2015		9,500	(48)	0
	Call - OTC USD versus MXN		14.000	01/28/2015		9,500	(44)	(504)

BPS	Put - OTC USD versus JPY	JPY	110.500	01/05/2015		11,700	(104)	0
	Put - OTC USD versus JPY		115.000	01/12/2015		20,200	(109)	(8)
	Put - OTC USD versus JPY		111.500	02/09/2015		9,300	(75)	(6)
	Put - OTC USD versus JPY		111.750	02/09/2015		19,300	(175)	(14)

BRC	Call - OTC EUR versus USD	$	1.260	01/20/2015	EUR	16,300	(166)	(6)
	Call - OTC EUR versus USD		1.268	01/20/2015		8,300	(65)	(2)
	Put - OTC USD versus INR	INR	60.900	01/16/2015	$	11,100	(61)	0
	Call - OTC USD versus INR		63.900	01/16/2015		11,100	(61)	(32)
	Call - OTC USD versus INR		63.850	02/05/2015		12,600	(68)	(94)
	Call - OTC USD versus INR		64.250	02/25/2015		11,100	(94)	(101)
	Put - OTC USD versus JPY	JPY	112.000	03/12/2015		25,400	(303)	(63)

CBK	Call - OTC EUR versus USD	$	1.265	02/13/2015	EUR	18,700	(204)	(24)
	Put - OTC USD versus JPY	JPY	111.900	01/23/2015	$	23,300	(192)	(6)
	Put - OTC USD versus JPY		112.880	03/13/2015		13,800	(167)	(45)
	Put - OTC USD versus JPY		112.000	05/15/2015		7,700	(132)	(48)
	Put - OTC USD versus JPY		99.000	09/30/2015		54,000	(535)	(123)

DUB	Call - OTC AUD versus USD	$	0.875	01/08/2015	AUD	11,300	(63)	0
	Put - OTC AUD versus USD		0.855	01/16/2015		15,900	(169)	(630)
	Call - OTC EUR versus USD		1.268	01/27/2015	EUR	15,700	(134)	(7)
	Call - OTC EUR versus USD		1.260	02/10/2015		39,500	(461)	(60)
	Call - OTC EUR versus USD		1.270	02/18/2015		15,500	(177)	(19)
	Put - OTC USD versus JPY	JPY	112.850	03/25/2015	$	14,200	(185)	(58)
	Put - OTC USD versus JPY		112.500	05/22/2015		19,900	(226)	(148)

FBF	Call - OTC AUD versus USD	$	0.890	01/22/2015	AUD	15,900	(73)	0
	Call - OTC USD versus INR	INR	64.000	02/05/2015	$	7,100	(38)	(47)
	Put - OTC USD versus JPY	JPY	112.000	01/20/2015		41,800	(297)	(9)
	Put - OTC USD versus JPY		111.400	05/14/2015		12,100	(167)	(66)
	Call - OTC USD versus MXN	MXN	14.500	02/02/2015		12,200	(84)	(283)

GLM	Put - OTC EUR versus USD	$	1.230	01/16/2015	EUR	17,200	(191)	(380)
	Put - OTC EUR versus USD		1.225	01/23/2015		17,200	(173)	(345)
	Put - OTC USD versus BRL	BRL	2.300	01/20/2015	$	10,500	(45)	0
	Call - OTC USD versus BRL		2.800	01/20/2015		10,500	(79)	(24)
	Call - OTC USD versus INR	INR	63.500	01/12/2015		12,900	(90)	(43)
	Call - OTC USD versus INR		63.220	01/27/2015		21,300	(150)	(212)
	Put - OTC USD versus INR		61.000	02/18/2015		12,800	(67)	(4)
	Call - OTC USD versus INR		63.500	02/18/2015		12,800	(87)	(159)
	Call - OTC USD versus INR		63.850	02/25/2015		3,900	(33)	(45)
	Call - OTC USD versus JPY	JPY	119.000	01/16/2015		25,500	(263)	(341)
	Call - OTC USD versus JPY		119.000	01/30/2015		25,500	(295)	(415)
	Put - OTC USD versus JPY		113.500	05/27/2015		20,300	(294)	(193)
	Put - OTC USD versus MXN	MXN	13.250	01/28/2015		9,300	(54)	0
	Call - OTC USD versus MXN		13.850	01/28/2015		9,300	(59)	(587)
	Call - OTC USD versus MXN		14.250	02/18/2015		12,900	(97)	(506)
	Call - OTC USD versus MXN		14.480	02/20/2015		13,000	(118)	(355)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
HUS	Put - OTC USD versus INR	INR	60.000	01/06/2015	$	12,400	$(28)	$0
	Call - OTC USD versus INR		63.000	01/06/2015		12,400	(140)	(52)
	Call - OTC USD versus INR		63.850	02/25/2015		6,800	(58)	(78)
	Call - OTC USD versus INR		64.250	02/26/2015		10,400	(62)	(96)
	Put - OTC USD versus MXN	MXN	13.350	02/25/2015		8,600	(47)	0
	Call - OTC USD versus MXN		14.050	02/25/2015		8,600	(47)	(449)

JPM	Put - OTC USD versus BRL	BRL	2.300	01/21/2015		9,700	(72)	0
	Call - OTC USD versus BRL		2.800	01/21/2015		9,700	(93)	(24)
	Put - OTC USD versus BRL		2.300	01/23/2015		10,100	(79)	0
	Call - OTC USD versus BRL		2.800	01/23/2015		10,100	(79)	(30)
	Put - OTC USD versus BRL		2.400	02/12/2015		12,700	(39)	(2)
	Call - OTC USD versus BRL		2.900	02/12/2015		12,700	(100)	(38)
	Call - OTC USD versus INR	INR	63.400	01/22/2015		8,000	(51)	(58)
	Call - OTC USD versus INR		65.900	05/12/2015		27,900	(229)	(372)
	Put - OTC USD versus JPY	JPY	112.600	02/13/2015		28,200	(278)	(35)
	Put - OTC USD versus JPY		112.000	05/15/2015		4,100	(69)	(26)
	Put - OTC USD versus JPY		109.000	11/10/2015		20,400	(390)	(236)
	Call - OTC USD versus MXN	MXN	14.350	02/26/2015		36,000	(306)	(1,254)

MSB	Put - OTC USD versus BRL	BRL	2.300	01/28/2015		11,100	(55)	0
	Call - OTC USD versus BRL		2.800	01/28/2015		11,100	(153)	(44)
	Put - OTC USD versus JPY	JPY	112.000	01/20/2015		23,300	(181)	(5)

SCX	Call - OTC USD versus INR	INR	64.240	02/16/2015		8,400	(43)	(64)

SOG	Put - OTC USD versus JPY	JPY	109.000	11/19/2015		21,000	(358)	(252)

UAG	Call - OTC USD versus INR	INR	64.250	02/25/2015		21,500	(183)	(195)
	Put - OTC USD versus JPY	JPY	110.500	01/07/2015		15,000	(144)	0
	Put - OTC USD versus JPY		112.500	01/12/2015		13,400	(105)	(1)
	Put - OTC USD versus JPY		111.500	02/09/2015		9,300	(75)	(6)
	Put - OTC USD versus JPY		112.500	02/11/2015		14,500	(134)	(16)
	Put - OTC USD versus JPY		110.000	05/12/2015		27,400	(318)	(108)
	Put - OTC USD versus JPY		100.000	07/03/2015		23,800	(152)	(26)

UBS	Put - OTC USD versus JPY		112.000	02/09/2015		7,500	(75)	(6)

							$(12,106)	$(10,981)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$13,700	$(116)	$(3)
	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	32,900	(293)	(8)
	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	14,800	(191)	(4)

DUB	Floor - OTC CPURNSA Index	TBD	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	4,900	(37)	(1)
	Floor - OTC CPURNSA Index	TBD	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	15,400	(151)	(5)

						$(788)	$(21)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.950%	03/23/2015	EUR	21,500	$(56)	$(419)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.550%	03/23/2015		21,500	(178)	(6)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.270%	03/27/2015	$	42,200	(512)	(78)

GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	01/16/2018		46,400	(580)	(483)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.200%	01/20/2015	EUR	94,900	(513)	(4,282)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.600%	01/20/2015		94,900	(1,001)	0

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.770%	01/23/2015	$	120,500	(17)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/14/2015		96,700	(1,269)	(508)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.520%	09/18/2015		308,600	(2,700)	(1,979)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.820%	01/30/2015		15,500	(72)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	02/02/2015		63,700	(1,016)	(7)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.320%	01/16/2015		39,800	(406)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.300%	01/30/2015		20,500	(236)	(1)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.250%	03/02/2015		21,100	(197)	(17)

								$(8,753)	$(7,781)

Total Written Options								$(22,102)	$(18,943)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	864	$2,690,000	AUD	0	EUR	203,800	$(11,524)
Sales	9,748	7,375,500		251,700		830,100	(51,950)
Closing Buys	(2,324)	(1,351,800)		0		0	7,890
Expirations	(6,842)	(5,881,900)		(103,400)		(225,500)	28,158
Exercised	(1,446)	(892,000)		(82,800)		(182,800)	5,324

Balance at End of Period	0	$1,939,800	AUD	65,500	EUR	625,600	$(22,102)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BRC	Venezuela Government International Bond	(5.000%	)	06/20/2015	53.467%	$400	$52	$25	$77	$0

GST	Venezuela Government International Bond	(5.000%	)	06/20/2015	53.467%	4,500	517	353	870	0

JPM	Venezuela Government International Bond	(5.000%	)	06/20/2015	53.467%	800	96	59	155	0

							$665	$437	$1,102	$0

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.083%	$	5,300	$(94)	$106	$12	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%		700	(6)	8	2	0
	China Government International Bond	1.000%	09/20/2019	0.773%		3,400	41	(5)	36	0
	Italy Government International Bond	1.000%	09/20/2016	0.574%		1,100	11	(2)	9	0
	Italy Government International Bond	1.000%	12/20/2019	1.191%		40,400	118	(468)	0	(350)
	MetLife, Inc.	1.000%	09/20/2015	0.084%		7,500	(492)	545	53	0
	MetLife, Inc.	1.000%	12/20/2015	0.122%		18,100	(865)	1,026	161	0
	Mexico Government International Bond	1.000%	09/20/2015	0.370%		1,200	0	6	6	0
	Mexico Government International Bond	1.000%	12/20/2016	0.549%		1,700	16	(1)	15	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		2,200	(4)	20	16	0
	Mexico Government International Bond	1.000%	12/20/2019	0.996%		9,400	65	(60)	5	0
	Prudential Financial, Inc.	1.000%	12/20/2015	0.090%		9,000	(263)	346	83	0

BPS	Petrobras International Finance Co.	1.000%	12/20/2015	5.188%		1,000	(25)	(15)	0	(40)
	Petrobras International Finance Co.	1.000%	12/20/2019	4.408%		6,200	(642)	(246)	0	(888)
	U.S. Treasury Notes	0.250%	03/20/2016	0.099%	EUR	3,800	(54)	63	9	0

BRC	Brazil Government International Bond	1.000%	06/20/2015	0.788%	$	1,000	(14)	16	2	0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%		2,300	(20)	24	4	0
	Brazil Government International Bond	1.000%	03/20/2016	0.995%		1,100	(7)	8	1	0
	Brazil Government International Bond	1.000%	06/20/2016	1.089%		18,400	(27)	8	0	(19)
	Brazil Government International Bond	1.000%	12/20/2016	1.204%		31,000	(781)	666	0	(115)
	China Government International Bond	1.000%	12/20/2018	0.622%		900	9	5	14	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.339%		30,600	455	(146)	309	0
	Italy Government International Bond	1.000%	06/20/2019	1.114%		7,500	(49)	15	0	(34)
	Italy Government International Bond	1.000%	09/20/2019	1.155%		900	0	(6)	0	(6)
	Italy Government International Bond	1.000%	12/20/2019	1.191%		68,800	168	(764)	0	(596)
	Mexico Government International Bond	1.000%	03/20/2015	0.370%		2,900	(65)	70	5	0
	Mexico Government International Bond	1.000%	06/20/2019	0.904%		14,200	101	(38)	63	0
	Petrobras International Finance Co.	1.000%	12/20/2019	4.408%		5,000	(666)	(51)	0	(717)
	Russia Government International Bond	1.000%	09/20/2015	5.125%		4,900	(63)	(80)	0	(143)
	Russia Government International Bond	1.000%	12/20/2015	5.114%		5,900	(82)	(146)	0	(228)
	Russia Government International Bond	1.000%	09/20/2019	4.793%		66,000	(3,879)	(6,089)	0	(9,968)
	Russia Government International Bond	1.000%	12/20/2019	4.779%		7,100	(509)	(604)	0	(1,113)

CBK	Brazil Government International Bond	1.000%	09/20/2015	0.789%		1,000	(16)	18	2	0
	Brazil Government International Bond	1.000%	06/20/2016	1.089%		51,100	(156)	104	0	(52)
	China Government International Bond	1.000%	12/20/2018	0.622%		2,600	24	15	39	0
	Italy Government International Bond	1.000%	12/20/2019	1.191%		21,100	41	(224)	0	(183)
	MetLife, Inc.	1.000%	12/20/2015	0.122%		6,900	(251)	312	61	0
	Mexico Government International Bond	1.000%	03/20/2015	0.370%		2,600	(60)	64	4	0
	Mexico Government International Bond	1.000%	09/20/2015	0.370%		1,200	(18)	24	6	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		800	(1)	7	6	0
	Mexico Government International Bond	1.000%	06/20/2019	0.904%		1,900	14	(6)	8	0
	Mexico Government International Bond	1.000%	12/20/2019	0.996%		55,500	329	(301)	28	0
	Russia Government International Bond	1.000%	09/20/2015	5.125%		20,300	(237)	(352)	0	(589)
	Sprint Communications, Inc.	5.000%	12/20/2019	4.563%		8,700	440	(264)	176	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.170%	$	20,700	$363	$(102)	$261	$0
	Berkshire Hathaway, Inc.	1.000%	06/20/2017	0.254%		23,900	544	(97)	447	0
	Brazil Government International Bond	1.000%	06/20/2015	0.788%		6,600	(70)	79	9	0
	Brazil Government International Bond	1.000%	06/20/2016	1.089%		8,100	(20)	11	0	(9)
	Export-Import Bank of China	1.000%	06/20/2017	0.578%		800	(34)	43	9	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.261%		4,300	53	(29)	24	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.295%		1,100	(26)	32	6	0
	Indonesia Government International Bond	1.000%	06/20/2017	0.729%		5,300	(156)	193	37	0
	Italy Government International Bond	1.000%	09/20/2016	0.574%		22,100	161	8	169	0
	Italy Government International Bond	1.000%	06/20/2019	1.114%		2,800	(20)	8	0	(12)
	Italy Government International Bond	1.000%	09/20/2019	1.155%		3,800	(2)	(23)	0	(25)
	Mexico Government International Bond	1.000%	03/20/2016	0.437%		15,800	(116)	230	114	0
	Mexico Government International Bond	1.000%	06/20/2016	0.487%		40,900	99	223	322	0
	Mexico Government International Bond	1.000%	06/20/2019	0.904%		200	1	0	1	0
	Russia Government International Bond	1.000%	09/20/2015	5.125%		1,500	(18)	(25)	0	(43)

FBF	Brazil Government International Bond	1.000%	06/20/2015	0.788%		8,200	(209)	220	11	0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%		5,500	(69)	79	10	0
	Mexico Government International Bond	1.000%	12/20/2019	0.996%		900	6	(5)	1	0
	Verizon Communications, Inc.	1.000%	09/20/2018	0.471%		500	13	(4)	9	0
	Vodafone Group PLC	1.000%	03/20/2016	0.177%		3,900	56	(15)	41	0

GST	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.083%		2,600	(46)	52	6	0
	Brazil Government International Bond	1.000%	06/20/2015	0.788%		900	(12)	13	1	0
	Italy Government International Bond	1.000%	06/20/2019	1.114%		2,800	(13)	0	0	(13)
	Italy Government International Bond	1.000%	12/20/2019	1.191%		78,000	76	(752)	0	(676)
	Japan Government International Bond	1.000%	12/20/2015	0.162%		2,800	69	(45)	24	0
	Mexico Government International Bond	1.000%	06/20/2017	0.613%		500	(5)	10	5	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		3,200	(9)	32	23	0
	Mexico Government International Bond	1.000%	12/20/2019	0.996%		13,400	73	(66)	7	0
	Petrobras International Finance Co.	1.000%	12/20/2019	4.408%		5,400	(598)	(176)	0	(774)
	Russia Government International Bond	1.000%	12/20/2019	4.779%		2,100	(258)	(71)	0	(329)

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.789%		3,300	(33)	39	6	0
	Brazil Government International Bond	1.000%	06/20/2016	1.089%		25,400	(37)	11	0	(26)
	Italy Government International Bond	1.000%	09/20/2016	0.574%		37,800	278	11	289	0
	Italy Government International Bond	1.000%	06/20/2019	1.114%		9,700	(52)	8	0	(44)
	Mexico Government International Bond	1.000%	09/20/2016	0.523%		1,000	6	3	9	0
	Mexico Government International Bond	1.000%	12/20/2016	0.549%		300	3	0	3	0
	Mexico Government International Bond	1.000%	09/20/2017	0.649%		2,400	(53)	76	23	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		1,500	(4)	15	11	0
	Russia Government International Bond	1.000%	12/20/2019	4.779%		19,000	(1,347)	(1,634)	0	(2,981)

JPM	Brazil Government International Bond	1.000%	06/20/2015	0.788%		10,900	(120)	134	14	0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%		3,300	(34)	40	6	0
	Brazil Government International Bond	1.000%	09/20/2016	1.155%		5,300	(31)	18	0	(13)
	China Government International Bond	1.000%	12/20/2019	0.821%		15,100	100	33	133	0
	Italy Government International Bond	1.000%	12/20/2019	1.191%		15,000	7	(137)	0	(130)
	Mexico Government International Bond	0.920%	03/20/2016	0.437%		1,200	0	10	10	0
	Mexico Government International Bond	1.000%	09/20/2016	0.523%		700	4	2	6	0
	Mexico Government International Bond	1.000%	12/20/2016	0.549%		1,600	22	(7)	15	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		4,500	(11)	43	32	0
	Petrobras International Finance Co.	5.000%	12/20/2019	4.408%		2,400	(59)	123	64	0

MYC	Brazil Government International Bond	1.000%	06/20/2015	0.788%		1,500	(14)	16	2	0
	China Government International Bond	1.000%	12/20/2019	0.821%		5,100	32	13	45	0
	Greece Government International Bond	1.000%	06/20/2015	13.929%	EUR	33,800	(1,570)	(795)	0	(2,365)
	Indonesia Government International Bond	1.000%	09/20/2019	1.434%	$	2,400	(56)	11	0	(45)
	Italy Government International Bond	1.000%	06/20/2017	0.722%		1,900	6	7	13	0
	Italy Government International Bond	1.000%	12/20/2019	1.191%		76,600	126	(789)	0	(663)
	Mexico Government International Bond	1.000%	09/20/2016	0.523%		7,100	(33)	93	60	0
	Mexico Government International Bond	1.000%	12/20/2019	0.996%		16,400	105	(97)	8	0
	Petrobras International Finance Co.	1.000%	12/20/2019	4.408%		4,500	(415)	(228)	0	(643)
	Spain Government International Bond	1.000%	09/20/2019	0.782%		2,200	37	(15)	22	0

RYL	China Government International Bond	1.000%	09/20/2016	0.283%		400	3	2	5	0
	Mexico Government International Bond	1.000%	09/20/2015	0.370%		5,400	(63)	89	26	0

SOG	United Kingdom Gilt	1.000%	03/20/2015	0.035%		7,900	34	(15)	19	0

UAG	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.083%		2,600	(47)	53	6	0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%		700	(7)	8	1	0
	Indonesia Government International Bond	1.000%	06/20/2017	0.729%		3,200	(99)	121	22	0
	Mexico Government International Bond	1.000%	09/20/2015	0.370%		600	(8)	11	3	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.097%	EUR	26,600	(398)	436	38	0

							$(11,409)	$(8,860)	$3,563	$(23,832)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$ 31,772	$4,001	$(4,112)	$0	$(111)

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015	17,296	2,079	(2,139)	0	(60)

FBF	CDX.EM-13 5-Year Index	5.000%	06/20/2015	940	128	(132)	0	(4)

GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015	376	47	(48)	0	(1)
	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	1,833	0	25	25	0
	iTraxx Europe Subordinated 22 5-Year Index	1.000%	12/20/2019	EUR 15,700	(923)	486	0	(437)

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$ 35,438	3,800	(3,924)	0	(124)

JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015	2,820	323	(333)	0	(10)
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	4,051	0	54	54	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	10,340	1,207	(1,243)	0	(36)

SOG	iTraxx Europe Subordinated 22 5-Year Index	1.000%	12/20/2019	EUR 24,700	(1,481)	793	0	(688)

					$9,181	$(10,573)	$79	$(1,471)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	10.770%	01/02/2017	BRL	1,700	$(9)	$(6)	$0	$(15)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		69,600	5	105	110	0

BPS	Pay	1-Year BRL-CDI	10.910%	01/02/2017		10,500	(45)	(27)	0	(72)
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		332,600	178	(1,153)	0	(975)
	Receive	1-Year BRL-CDI	11.000%	01/04/2021		131,700	100	1,480	1,580	0
	Pay	1-Year BRL-CDI	11.500%	01/04/2021		234,200	398	(1,734)	0	(1,336)

CBK	Pay	1-Year BRL-CDI	11.250%	01/04/2021		20,200	(205)	24	0	(181)

DUB	Pay	1-Year BRL-CDI	11.470%	01/02/2017		434,900	402	(1,677)	0	(1,275)
	Pay	1-Year BRL-CDI	11.250%	01/04/2021		20,200	(218)	37	0	(181)
	Pay	1-Year BRL-CDI	11.500%	01/04/2021		147,400	335	(1,176)	0	(841)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		1,400	(2)	(2)	0	(4)
	Pay	1-Year BRL-CDI	12.000%	01/04/2021		5,800	2	(3)	0	(1)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		50,000	28	51	79	0
	Pay	28-Day MXN-TIIE	6.810%	06/19/2034	MXN	98,000	95	(146)	0	(51)

FBF	Pay	1-Year BRL-CDI	13.060%	01/02/2018	BRL	12,400	21	20	41	0

GLM	Pay	1-Year BRL-CDI	10.910%	01/02/2017		1,200	(4)	(4)	0	(8)
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		342,300	328	(1,331)	0	(1,003)
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MXN	10,000	(23)	7	0	(16)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		12,300	(29)	16	0	(13)

HUS	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		13,600	(10)	22	12	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		25,000	(11)	55	44	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		80,700	(169)	41	0	(128)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		18,700	(30)	13	0	(17)

JPM	Pay	1-Year BRL-CDI	13.060%	01/02/2018	BRL	109,300	0	365	365	0
	Pay	1-Year BRL-CDI	12.330%	01/04/2021		24,600	0	88	88	0
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023	MXN	21,200	(89)	94	5	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	25

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	1-Year BRL-CDI	12.055%	01/04/2021	BRL	18,100	$28	$1	$29	$0
	Pay	1-Year BRL-CDI	12.560%	01/04/2021		10,200	84	2	86	0
	Receive	28-Day MXN-TIIE	3.370%	03/17/2015	MXN	6,040,000	1	(43)	0	(42)

UAG	Pay	1-Year BRL-CDI	13.060%	01/02/2018	BRL	51,500	94	78	172	0
	Pay	1-Year BRL-CDI	11.250%	01/04/2021		40,400	(420)	58	0	(362)
	Pay	1-Year BRL-CDI	12.535%	01/04/2021		40,800	0	231	231	0
	Receive	28-Day MXN-TIIE	3.540%	08/31/2015	MXN	1,101,000	1	(6)	0	(5)
	Pay	28-Day MXN-TIIE	5.795%	12/10/2021		27,400	0	3	3	0
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		49,000	(5)	(17)	0	(22)

							$831	$(4,534)	$2,845	$(6,548)

Total Swap Agreements							$(732)	$(23,530)	$7,589	$(31,851)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(i)	Securities with an aggregate market value of $20,371 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$31,933	$0	$508	$32,441	$(2,434)	$(2,000)	$(365)	$(4,799)	$27,642	$(26,750)	$892
BPS	39,066	0	1,589	40,655	(5,203)	(47)	(3,311)	(8,561)	32,094	(31,890)	204
BRC	9,521	0	475	9,996	(1,978)	(298)	(13,050)	(15,326)	(5,330)	5,588	258
CBK	15,483	0	330	15,813	(9,426)	(319)	(1,005)	(10,750)	5,063	(4,920)	143
DUB	26,361	0	1,478	27,839	(8,419)	(1,431)	(2,502)	(12,352)	15,487	(14,780)	707
FBF	16,606	0	113	16,719	(525)	(405)	(4)	(934)	15,785	(15,680)	105
GLM	15,701	560	0	16,261	(8,124)	(8,374)	(1,040)	(17,538)	(1,277)	1,851	574
GST	0	0	961	961	0	(17)	(2,230)	(2,247)	(1,286)	1,504	218
HUS	5,979	0	397	6,376	(525)	(675)	(3,320)	(4,520)	1,856	(1,910)	(54)
JPM	15,861	0	947	16,808	(2,825)	(2,104)	(153)	(5,082)	11,726	(10,449)	1,277
MSB	25,178	0	0	25,178	(27)	(49)	0	(76)	25,102	(22,060)	3,042
MYC	0	0	265	265	0	(2,513)	(3,794)	(6,307)	(6,042)	6,031	(11)
NAB	20,943	0	0	20,943	0	0	0	0	20,943	(19,770)	1,173
NGF	292	0	0	292	0	0	0	0	292	(650)	(358)
RBC	374	0	0	374	0	0	0	0	374	(270)	104
RYL	0	0	31	31	0	0	0	0	31	(25)	6
SCX	0	0	0	0	0	(64)	0	(64)	(64)	0	(64)
SOG	0	0	19	19	(4,092)	(289)	(688)	(5,069)	(5,050)	4,622	(428)
UAG	5,745	0	476	6,221	(1,135)	(352)	(389)	(1,876)	4,345	(4,211)	134
UBS	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)

Total Over the Counter	$229,043	$560	$7,589	$237,192	$(44,713)	$(18,943)	$(31,851)	$(95,507)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6,539	$6,539
Swap Agreements	0	0	0	0	2,176	2,176

	$0	$0	$0	$0	$8,715	$8,715

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$229,043	$0	$229,043
Purchased Options	0	0	0	0	560	560
Swap Agreements	0	4,744	0	0	2,845	7,589

	$0	$4,744	$0	$229,043	$3,405	$237,192

	$0	$4,744	$0	$229,043	$12,120	$245,907

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$612	$612
Swap Agreements	0	354	0	0	1,678	2,032

	$0	$354	$0	$0	$2,290	$2,644

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$44,713	$0	$44,713
Written Options	0	160	0	10,981	7,802	18,943
Swap Agreements	0	25,303	0	0	6,548	31,851

	$0	$25,463	$0	$55,694	$14,350	$95,507

	$0	$25,817	$0	$55,694	$16,640	$98,151

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2,426	$2,426
Futures	0	0	0	0	92,785	92,785
Swap Agreements	0	973	0	0	(25,164)	(24,191)

	$0	$973	$0	$0	$70,047	$71,020

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$103,646	$0	$103,646
Written Options	0	234	0	1,979	27,827	30,040
Swap Agreements	0	9,398	0	0	13,145	22,543

	$0	$9,632	$0	$105,625	$40,972	$156,229

	$0	$10,605	$0	$105,625	$111,019	$227,249

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$128	$128
Futures	0	0	0	0	51,624	51,624
Swap Agreements	0	1,172	0	0	(163,403)	(162,231)

	$0	$1,172	$0	$0	$(111,651)	$(110,479)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$194,178	$0	$194,178
Purchased Options	0	0	0	0	(127)	(127)
Written Options	0	268	0	1,125	(3,676)	(2,283)
Swap Agreements	0	(16,654)	0	0	(4,553)	(21,207)

	$0	$(16,386)	$0	$195,303	$(8,356)	$170,561

	$0	$(15,214)	$0	$195,303	$(120,007)	$60,082

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	27

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

December 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$55,084	$0	$55,084
Corporate Bonds & Notes
Banking & Finance	0	1,452,434	17,969	1,470,403
Industrials	0	152,785	5,177	157,962
Utilities	0	273,043	0	273,043
Municipal Bonds & Notes
California	0	300,191	0	300,191
Illinois	0	2,850	0	2,850
Iowa	0	655	0	655
Mississippi	0	2,916	0	2,916
Nebraska	0	7,634	0	7,634
Nevada	0	6,017	0	6,017
New Jersey	0	43,228	0	43,228
New York	0	14,686	0	14,686
Ohio	0	50,172	0	50,172
Texas	0	27,840	0	27,840
Washington	0	20,518	0	20,518
Wisconsin	0	3,557	0	3,557
U.S. Government Agencies	0	1,808,760	0	1,808,760
U.S. Treasury Obligations	0	2,042,875	0	2,042,875
Mortgage-Backed Securities	0	523,847	4,810	528,657
Asset-Backed Securities	0	332,405	0	332,405
Sovereign Issues	0	1,288,691	0	1,288,691
Convertible Preferred Securities
Banking & Finance	0	12,517	0	12,517
Preferred Securities
Banking & Finance	13,190	0	0	13,190
Short-Term Instruments
Certificates of Deposit	0	129,631	0	129,631
Repurchase Agreements	0	2,426	0	2,426

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Mexico Treasury Bills	$0	$542,414	$0	$542,414
U.S. Treasury Bills	0	6,594	0	6,594
	$13,190	$9,103,770	$27,956	$9,144,916

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,038,357	$0	$0	$1,038,357

Total Investments	$1,051,547	$9,103,770	$27,956	$10,183,273

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(93,422)	$0	$(93,422)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6,539	2,176	0	8,715
Over the counter	0	237,192	0	237,192
	$6,539	$239,368	$0	$245,907

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(612)	(2,032)	0	(2,644)
Over the counter	0	(95,507)	0	(95,507)
	$(612)	$(97,539)	$0	$(98,151)

Totals	$1,057,474	$9,152,177	$27,956	$10,237,607

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after

December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.
■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2014	31

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2014, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and

ANNUAL REPORT	DECEMBER 31, 2014	33

Notes to Financial Statements (Cont.)

volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central

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Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$17	$22,900	$(22,917)	$0	$0	$0	$1	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$412,223	$6,583,520	$(5,949,400)	$(1,119)	$(6,867)	$1,038,357	$13,502	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets

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Notes to Financial Statements (Cont.)

determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s

36	PIMCO VARIABLE INSURANCE TRUST

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exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its

ANNUAL REPORT	DECEMBER 31, 2014	37

Notes to Financial Statements (Cont.)

obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. Treasury issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

ANNUAL REPORT	DECEMBER 31, 2014	39

Notes to Financial Statements (Cont.)

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to

ANNUAL REPORT	DECEMBER 31, 2014	41

Notes to Financial Statements (Cont.)

Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Purchases	Sales
$1,495,594	$253,840

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$22,519,756	$26,154,778	$3,233,600	$1,901,636

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,618	$29,228	4,809	$54,787
Administrative Class	66,131	738,970	104,111	1,180,306
Advisor Class	34,944	390,545	61,815	701,151
Issued as reinvestment of distributions
Institutional Class	531	5,939	1,073	12,090
Administrative Class	13,977	156,463	22,323	250,661
Advisor Class	4,487	50,234	5,632	63,114
Cost of shares redeemed
Institutional Class	(9,374)	(104,925)	(22,315)	(246,293)
Administrative Class	(229,307)	(2,568,442)	(176,233)	(1,984,315)
Advisor Class	(23,345)	(261,256)	(24,664)	(277,921)
Net increase (decrease) resulting from Portfolio share transactions	(139,338)	$(1,563,244)	(23,449)	$(246,420)

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 29% of the Portfolio. One shareholder is a related party and comprises 13% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

ANNUAL REPORT	DECEMBER 31, 2014	43

Notes to Financial Statements (Cont.)

December 31, 2014

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$397,549	$83,285	$(93,259)	$(3,938)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected Securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$10,162,896	$258,393	$(238,016)	$20,377

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback transactions, and convertible preferred securities.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$212,706	$—	$—
12/31/2013	$280,799	$45,067	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

44	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

ANNUAL REPORT	DECEMBER 31, 2014	45

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
DEU	Deutsche Bank Securities, Inc.	JPS	JPMorgan Securities, Inc.	SOG	Societe Generale
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	INR	Indian Rupee
BRL	Brazilian Real	EUR	Euro	JPY	Japanese Yen
CAD	Canadian Dollar	GBP	British Pound	MXN	Mexican Peso
CHF	Swiss Franc	ILS	Israeli Shekel	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	FSB	Federal Savings Bank	TBD	To Be Determined
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDO	Collateralized Debt Obligation

46	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

6.72%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.51%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2014	47

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	49

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

50	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	53

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	55

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT69AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Total Return Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

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U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

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Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, short sale risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart

4	PIMCO VARIABLE INSURANCE TRUST

measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	20.1%
Corporate Bonds & Notes	18.7%
U.S. Government Agencies	17.8%
Short-Term Instruments‡	16.9%
Sovereign Issues	12.7%
Mortgage-Backed Securities	5.2%
Other	8.6%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Total Return Portfolio Institutional Class	4.43%	4.80%	5.82%	6.38%
Barclays U.S. Aggregate Index±	5.97%	4.45%	4.71%	5.64%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.50% for Institutional Class shares.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,011.50	$1,022.81
Expenses Paid During Period†	$2.55	$2.56
Net Annualized Expense Ratio	0.50%	0.50%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An underweight to the longer-term portion of the U.S. Treasury yield curve throughout the reporting period detracted from performance as longer-term U.S. Treasury yields fell.

»	An allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as break-even inflation levels narrowed during the reporting period.

»	Exposure to U.S. dollar-denominated emerging market sovereign debt detracted from performance as these securities underperformed like-duration U.S. Treasuries during the reporting period.

»	An overweight to the U.S. dollar versus the euro and Japanese yen added to returns as these currencies depreciated against the U.S. dollar during the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities generally rose during the reporting period.

»	Exposure Italian and Spanish sovereign debt added to performance as Italian and Spanish sovereign interest rates declined during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Total Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Institutional Class
Net asset value beginning of year	$10.98	$11.55	$11.02	$11.08	$10.82
Net investment income (a)	0.19	0.19	0.26	0.27	0.25
Net realized/unrealized gain (loss)	0.29	(0.39)	0.80	0.14	0.64
Net increase (decrease) from investment operations	0.48	(0.20)	1.06	0.41	0.89
Dividends from net investment income	(0.26)	(0.27)	(0.31)	(0.31)	(0.29)
Distributions from net realized capital gains	0.00	(0.10)	(0.22)	(0.16)	(0.34)
Total distributions	(0.26)	(0.37)	(0.53)	(0.47)	(0.63)
Net asset value end of year	$11.20	$10.98	$11.55	$11.02	$11.08
Total return	4.43%	(1.81)%	9.76%	3.76%	8.27%
Net assets end of year (000s)	$214,717	$278,698	$482,907	$235,409	$259,876
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.73%	1.70%	2.25%	2.46%	2.24%
Portfolio turnover rate	313%	305%	495%	424%	484%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$9,144,916
Investments in Affiliates	1,038,357
Financial Derivative Instruments
Exchange-traded or centrally cleared	8,715
Over the counter	237,192
Cash	3,579
Deposits with counterparty	4,635
Foreign currency, at value	14,479
Receivable for investments sold	539,558
Receivable for Portfolio shares sold	4,091
Interest and dividends receivable	54,412
Dividends receivable from Affiliates	7,469
Other assets	2
11,057,405

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$38,246
Payable for sale-buyback transactions	25,582
Payable for short sales	93,422
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,644
Over the counter	95,507
Payable for investments purchased	1,706,674
Payable for investments in Affiliates purchased	7,469
Deposits from counterparty	161,324
Payable for Portfolio shares redeemed	21,863
Accrued investment advisory fees	1,969
Accrued supervisory and administrative fees	1,968
Accrued distribution fees	534
Accrued servicing fees	832
Other liabilities	80
2,158,114

Net Assets	$8,899,291

Net Assets Consist of:
Paid in capital	$8,515,654
Undistributed net investment income	208,713
Accumulated undistributed net realized gain	63,224
Net unrealized appreciation	111,700
$8,899,291

Net Assets:
Institutional Class	$214,717
Administrative Class	6,244,893
Advisor Class	2,439,681

Shares Issued and Outstanding:
Institutional Class	19,166
Administrative Class	557,426
Advisor Class	217,769

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.20
Administrative Class	11.20
Advisor Class	11.20

Cost of Investments in Securities	$9,115,095
Cost of Investments in Affiliates	$1,045,474
Cost of Foreign Currency Held	$14,557
Proceeds Received on Short Sales	$93,422
Cost or Premiums of Financial Derivative Instruments, net	$(22,147)

* Includes repurchase agreements of:	$2,426

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$210,614
Dividends	1,365
Dividends from Investments in Affiliates	13,503
Total Income	225,482

Expenses:
Investment advisory fees	25,102
Supervisory and administrative fees	25,103
Servicing fees - Administrative Class	11,121
Distribution and/or servicing fees - Advisor Class	5,905
Interest expense	48
Trustee fees	121
Total Expenses	67,400

Net Investment Income	158,082

Net Realized Gain (Loss):
Investments in securities	31,747
Investments in Affiliates	(1,119)
Exchange-traded or centrally cleared financial derivative instruments	71,020
Over the counter financial derivative instruments	156,229
Foreign currency	1,572
Net Realized Gain	259,449

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(43,024)
Investments in Affiliates	(6,867)
Exchange-traded or centrally cleared financial derivative instruments	(110,479)
Over the counter financial derivative instruments	170,561
Foreign currency assets and liabilities	(893)
Net Change in Unrealized Appreciation	9,298
Net Gain	268,747

Net Increase in Net Assets Resulting from Operations	$426,829

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

(Decrease) in Net Assets from:

Operations:
Net investment income	$158,082	$166,268
Net realized gain (loss)	259,449	(57,171)
Net change in unrealized appreciation (depreciation)	9,298	(339,819)
Net increase (decrease) in net assets resulting from operations	426,829	(230,722)

Distributions to Shareholders:
From net investment income
Institutional Class	(5,939)	(9,647)
Administrative Class	(156,533)	(183,002)
Advisor Class	(50,234)	(43,821)
From net realized capital gains
Institutional Class	0	(2,443)
Administrative Class	0	(67,659)
Advisor Class	0	(19,294)

Total Distributions	(212,706)	(325,866)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(1,563,244)	(246,420)

Total (Decrease) in Net Assets	(1,349,121)	(803,008)

Net Assets:
Beginning of year	10,248,412	11,051,420
End of year*	$8,899,291	$10,248,412

* Including undistributed net investment income of:	$208,713	$193,651

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.7%

BANK LOAN OBLIGATIONS 0.6%
Biomet, Inc.
3.169% due 03/25/2015		$247	$247
Chrysler Group LLC
3.500% due 05/24/2017		28,353	28,318
Community Health Systems, Inc.
3.486% due 01/25/2017		1,194	1,189
H.J. Heinz Co.
3.500% due 06/05/2020		20,976	20,890
HCA, Inc.
2.669% due 05/02/2016		485	483
2.919% due 03/31/2017		3,980	3,957

Total Bank Loan Obligations (Cost $55,315)			55,084

CORPORATE BONDS & NOTES 21.4%

BANKING & FINANCE 16.5%
Ally Financial, Inc.
2.750% due 01/30/2017		46,500	46,471
4.625% due 06/26/2015		6,200	6,254
5.500% due 02/15/2017		12,200	12,840
8.300% due 02/12/2015		46,100	46,388
American Express Bank FSB
6.000% due 09/13/2017		3,600	4,016
American Express Centurion Bank
6.000% due 09/13/2017		3,900	4,350
American International Group, Inc.
5.050% due 10/01/2015		7,300	7,524
6.250% due 03/15/2087		2,100	2,358
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (c)	EUR	1,100	1,519
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$1,800	1,834
4.500% due 04/06/2015		13,100	13,212
Banco Santander Chile
1.130% due 04/11/2017		7,900	7,869
Bank of America Corp.
0.562% due 08/15/2016		2,800	2,779
0.843% due 08/25/2017		5,300	5,298
1.500% due 10/09/2015		19,200	19,285
3.700% due 09/01/2015		10,350	10,533
3.750% due 07/12/2016		5,000	5,182
5.750% due 12/01/2017		10,000	11,057
6.500% due 08/01/2016		32,700	35,250
6.875% due 04/25/2018		18,600	21,380
Bank of America N.A.
0.703% due 11/14/2016		44,700	44,679
6.000% due 10/15/2036		1,700	2,136
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		2,100	2,300
Bank of Nova Scotia
1.950% due 01/30/2017		500	508
Barclays Bank PLC
2.250% due 05/10/2017		1,000	1,021
7.625% due 11/21/2022		800	876
7.750% due 04/10/2023		900	982
10.179% due 06/12/2021		1,900	2,557
Barclays PLC
8.000% due 12/15/2020 (c)	EUR	800	1,012
BBVA Bancomer S.A.
4.500% due 03/10/2016		$3,200	3,312
6.500% due 03/10/2021		6,400	6,963
7.250% due 04/22/2020		6,400	7,072
Bear Stearns Cos. LLC
6.400% due 10/02/2017		25,100	28,130

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 02/01/2018		$11,200	$12,918
Blackstone CQP Holdco LP
9.296% due 03/18/2019		4,293	4,291
BNP Paribas S.A.
0.542% due 11/07/2015		46,800	46,739
BPCE S.A.
4.625% due 07/11/2024		2,300	2,237
Citigroup, Inc.
0.506% due 06/09/2016		13,100	12,979
0.752% due 05/01/2017		65,200	65,071
4.875% due 05/07/2015		9,982	10,116
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875% due 03/19/2020	EUR	7,600	10,940
11.000% due 06/30/2019 (c)		$18,800	24,243
Credit Agricole S.A.
8.375% due 10/13/2019 (c)		1,500	1,736
Credit Suisse
0.539% due 03/11/2016		20,800	20,798
European Investment Bank
0.500% due 08/10/2023	AUD	2,600	1,599
Export-Import Bank of India
2.407% due 03/30/2016		$5,000	5,049
Fifth Third Bancorp
0.667% due 12/20/2016		3,000	2,977
Ford Motor Credit Co. LLC
0.755% due 09/08/2017		12,400	12,323
1.700% due 05/09/2016		9,220	9,258
3.875% due 01/15/2015		900	901
3.984% due 06/15/2016		1,400	1,450
6.625% due 08/15/2017		8,900	9,928
7.000% due 04/15/2015		7,500	7,630
8.000% due 12/15/2016		500	560
General Electric Capital Corp.
3.800% due 06/18/2019		8,300	8,827
6.375% due 11/15/2067		9,600	10,320
General Motors Financial Co., Inc.
2.750% due 05/15/2016		4,000	4,073
GMAC International Finance BV
7.500% due 04/21/2015	EUR	800	984
Goldman Sachs Group, Inc.
3.300% due 05/03/2015		$7,400	7,461
GSPA Monetization Trust
6.422% due 10/09/2029		15,725	17,969
HBOS PLC
0.882% due 09/01/2016	EUR	200	241
0.935% due 09/06/2017		$7,700	7,685
International Lease Finance Corp.
4.875% due 04/01/2015		7,300	7,367
5.750% due 05/15/2016		2,300	2,391
6.750% due 09/01/2016		9,100	9,714
7.125% due 09/01/2018		7,000	7,857
8.625% due 09/15/2015		6,700	7,002
8.750% due 03/15/2017		800	888
JPMorgan Chase & Co.
0.752% due 02/15/2017		75,600	75,448
1.064% due 05/30/2017	GBP	14,500	22,342
3.700% due 01/20/2015		$1,100	1,102
4.750% due 03/01/2015		18,900	19,009
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		11,000	12,217
KBC Bank NV
8.000% due 01/25/2023		6,000	6,750
Korea Development Bank
4.375% due 08/10/2015		5,400	5,516
Korea Exchange Bank
3.125% due 06/26/2017		5,200	5,366

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Finance Corp.
3.250% due 09/20/2016		$2,400	$2,479
LBG Capital PLC
8.000% due 06/15/2020 (c)		2,400	2,565
8.500% due 12/17/2021 (c)		1,100	1,194
15.000% due 12/21/2019	GBP	8,200	17,599
Lloyds Bank PLC
12.000% due 12/16/2024 (c)		$42,600	60,918
Lloyds Banking Group PLC
7.625% due 06/27/2023 (c)	GBP	5,400	8,429
Metropolitan Life Global Funding
0.382% due 06/23/2016		$10,600	10,585
Mizuho Bank Ltd.
0.705% due 09/25/2017		1,600	1,602
Morgan Stanley
0.711% due 10/15/2015		700	701
6.000% due 04/28/2015		47,724	48,503
National Australia Bank Ltd.
0.537% due 06/30/2017		63,500	63,508
National Bank of Canada
2.200% due 10/19/2016		2,500	2,557
Nationwide Building Society
6.250% due 02/25/2020		3,600	4,228
Navient Corp.
5.000% due 04/15/2015		5,800	5,858
6.000% due 01/25/2017		4,200	4,410
6.250% due 01/25/2016		24,450	25,489
8.450% due 06/15/2018		17,600	19,668
Novo Banco S.A.
2.625% due 05/08/2017	EUR	3,000	3,396
4.000% due 01/21/2019		7,700	9,061
5.875% due 11/09/2015		13,200	16,152
QNB Finance Ltd.
3.125% due 11/16/2015		$3,000	3,060
Rabobank Group
0.513% due 11/23/2016		50,600	50,667
0.563% due 04/28/2017		18,300	18,298
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (c)		31,200	35,256
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		500	468
5.499% due 07/07/2015		14,500	14,391
Springleaf Finance Corp.
6.900% due 12/15/2017		64,200	68,533
State Bank of India
4.500% due 07/27/2015		6,000	6,109
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		5,916	6,164
Stone Street Trust
5.902% due 12/15/2015		9,500	9,891
Turkiye Garanti Bankasi A/S
2.731% due 04/20/2016		3,100	3,108
UBS AG
5.125% due 05/15/2024		1,700	1,711
7.625% due 08/17/2022		1,000	1,179
VTB Bank OJSC Via VTB Capital S.A.
6.465% due 03/04/2015		9,900	9,841
Wells Fargo & Co.
7.980% due 03/15/2018 (c)		40,900	45,348
Wells Fargo Capital
5.950% due 12/01/2086		15,900	16,258

			1,470,403

INDUSTRIALS 1.8%
Amgen, Inc.
2.300% due 06/15/2016		7,700	7,826

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Apple, Inc.
2.850% due 05/06/2021		$4,400	$4,505
BAT International Finance PLC
1.400% due 06/05/2015		1,600	1,603
Braskem Finance Ltd.
5.750% due 04/15/2021		2,700	2,734
Con-way, Inc.
7.250% due 01/15/2018		2,600	2,957
CSN Islands Corp.
6.875% due 09/21/2019		2,600	2,425
Daimler Finance North America LLC
1.300% due 07/31/2015		11,500	11,550
Gerdau Trade, Inc.
5.750% due 01/30/2021		1,900	1,939
GTL Trade Finance, Inc.
7.250% due 10/20/2017		1,400	1,526
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	36,000	35,764
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		$3,600	3,693
Kinder Morgan, Inc.
2.000% due 12/01/2017		16,800	16,709
MMC Norilsk Nickel OJSC Via MMC Finance Ltd.
5.550% due 10/28/2020		2,000	1,822
Noble Group Ltd.
4.875% due 08/05/2015		700	713
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		4,838	5,177
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		3,753	3,378
6.750% due 10/01/2022		1,885	1,730
Petrobras International Finance Co. S.A.
3.500% due 02/06/2017		1,800	1,723
3.875% due 01/27/2016		1,400	1,377
7.875% due 03/15/2019		40,500	42,823
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		4,600	4,813
Rohm & Haas Co.
6.000% due 09/15/2017		1,062	1,175

			157,962

UTILITIES 3.1%
BellSouth Corp.
4.182% due 04/26/2021		22,500	22,723
BP Capital Markets PLC
2.521% due 01/15/2020		16,400	16,431
Dynegy Finance, Inc.
6.750% due 11/01/2019		22,850	23,278
7.375% due 11/01/2022		8,100	8,252
7.625% due 11/01/2024		4,000	4,085
Entergy Corp.
3.625% due 09/15/2015		12,200	12,376
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		2,300	2,260
9.250% due 04/23/2019		22,200	22,744
Majapahit Holding BV
7.250% due 06/28/2017		4,700	5,201
7.750% due 10/17/2016		3,405	3,745
7.750% due 01/20/2020		3,100	3,604
8.000% due 08/07/2019		5,100	5,936
Novatek OAO Via Novatek Finance Ltd.
5.326% due 02/03/2016		2,000	1,938
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		12,132	11,404
Petrobras Global Finance BV
1.852% due 05/20/2016		700	670

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 05/20/2016	$1,200	$1,149
2.371% due 01/15/2019	2,400	2,135
2.603% due 03/17/2017	2,800	2,592
3.123% due 03/17/2020	100	91
3.250% due 03/17/2017	1,100	1,040
Qtel International Finance Ltd.
3.375% due 10/14/2016	11,300	11,624
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	800	900
6.750% due 09/30/2019	2,000	2,363
Rosneft Finance S.A.
6.625% due 03/20/2017	1,000	935
7.875% due 03/13/2018	3,000	2,780
Verizon Communications, Inc.
1.991% due 09/14/2018	45,400	47,270
2.500% due 09/15/2016	3,772	3,858
3.000% due 11/01/2021	6,800	6,717
3.500% due 11/01/2024	30,400	29,929
3.650% due 09/14/2018	14,200	15,013

		273,043

Total Corporate Bonds & Notes (Cost $1,866,532)		1,901,408

MUNICIPAL BONDS & NOTES 5.4%

CALIFORNIA 3.4%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	2,200	3,030
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	2,700	3,954
7.043% due 04/01/2050	9,300	13,839
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,200	2,757
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	17,900	26,628
7.550% due 04/01/2039	2,000	3,088
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	24,800	38,721
7.625% due 03/01/2040	18,600	28,570
7.700% due 11/01/2030	100	126
7.950% due 03/01/2036	29,300	36,251
California Statewide Communities Development Authority Revenue Bonds, Series 2010
7.550% due 05/15/2040	8,200	11,058
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	1,400	1,057
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	8,200	10,258
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,200	1,596
7.618% due 08/01/2040	15,400	22,486
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	8,100	11,294
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	2,000	2,531
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	1,300	1,565

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	$9,500	$11,873
6.548% due 05/15/2048	9,200	12,589
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	458
7.021% due 08/01/2040	700	808
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	11,800	16,787
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.950% due 11/01/2050	26,285	38,356
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.125% due 06/01/2046	655	511

		300,191

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	2,400	2,850

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	655	655

MISSISSIPPI 0.0%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.313% due 01/01/2033	2,300	2,916

NEBRASKA 0.1%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	6,500	7,634

NEVADA 0.1%
Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	4,100	6,017

NEW JERSEY 0.5%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024	22,540	15,409
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	18,500	27,819

		43,228

NEW YORK 0.2%
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	6,100	7,293
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	1,400	1,892
6.282% due 06/15/2042	2,100	2,433
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	2,500	3,068

		14,686

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 0.6%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	$29,100	$47,008
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	3,600	3,164

		50,172

TEXAS 0.3%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	20,700	27,840

WASHINGTON 0.2%
Energy Northwest, Washington Revenue Notes, Series 2012
2.803% due 07/01/2021	20,000	20,518

WISCONSIN 0.0%
Wisconsin State Revenue Bonds, (AGM Insured), Series 2008
5.050% due 05/01/2018	3,200	3,557

Total Municipal Bonds & Notes (Cost $403,684)		480,264

U.S. GOVERNMENT AGENCIES 20.3%
Fannie Mae
0.230% due 12/25/2036 -07/25/2037	2,415	2,349
0.420% due 05/25/2037	368	368
0.520% due 03/25/2044	1,419	1,417
0.580% due 09/25/2035	852	857
0.870% due 10/25/2037	1,167	1,186
0.875% due 12/20/2017 -05/21/2018	19,600	19,370
1.125% due 04/27/2017 (g)	19,100	19,218
1.250% due 01/30/2017	3,200	3,230
1.315% due 06/01/2043 -07/01/2044	1,760	1,808
1.515% due 09/01/2040	5	6
1.700% due 04/01/2035	3,311	3,462
1.875% due 09/18/2018	2,100	2,135
1.940% due 08/01/2035	860	922
2.192% due 05/25/2035	294	303
2.292% due 01/01/2025	9	9
2.310% due 08/01/2022	4,700	4,668
2.334% due 09/01/2039	23	24
2.340% due 11/01/2025	1	1
2.475% due 04/01/2019	14,627	14,976
2.670% due 08/01/2022	769	780
2.870% due 09/01/2027	6,700	6,664
3.000% due 09/01/2020 - 02/01/2045	213,315	217,832
3.330% due 11/01/2021	1,326	1,395
3.500% due 01/01/2030 - 01/01/2045	73,000	76,814
3.802% due 10/01/2032	409	422
3.853% due 11/01/2035	77	82
4.000% due 01/01/2026 - 01/01/2045	186,339	198,843
4.371% due 12/01/2036	648	693
4.478% due 09/01/2034	434	465
4.500% due 08/01/2018 - 02/01/2045	394,160	427,671
4.979% due 09/01/2035	206	221

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 05/11/2017 (g)	$1,600	$1,751
5.000% due 01/01/2023 - 02/01/2045	147,382	162,844
5.108% due 08/01/2035	221	236
5.375% due 06/12/2017 (g)	8,100	8,961
5.500% due 09/01/2017 - 02/01/2045	119,400	133,660
6.000% due 09/01/2016 - 01/01/2045	148,456	168,494
6.500% due 11/01/2034	64	73
7.000% due 04/25/2023 - 06/01/2032	637	723
Freddie Mac
0.611% due 11/15/2030	6	7
0.661% due 09/15/2030	7	7
0.875% due 03/07/2018	3,300	3,262
0.881% due 05/15/2037	415	423
1.000% due 03/08/2017 (g)	65,200	65,422
1.000% due 09/29/2017	24,900	24,859
1.250% due 08/01/2019 - 10/02/2019	34,900	34,204
1.315% due 02/25/2045	284	291
1.750% due 05/30/2019	400	402
2.482% due 07/01/2027 - 01/01/2028	1	1
2.533% due 07/01/2030	1	1
3.750% due 03/27/2019	1,700	1,851
4.000% due 04/01/2029 - 01/01/2045	101,263	107,997
4.500% due 03/01/2029 - 01/01/2045	62,668	67,948
5.500% due 10/01/2034 - 10/01/2038	5,398	6,060
6.000% due 07/01/2016 - 01/01/2045	8,755	9,934
6.500% due 06/01/2016 - 10/01/2037	100	110
7.000% due 06/15/2023	327	363
7.500% due 07/15/2030 - 03/01/2032	75	85
8.500% due 08/01/2024	4	5
Ginnie Mae
0.761% due 02/16/2030	73	73
1.625% due 04/20/2026 - 02/20/2032	313	325
2.000% due 07/20/2030	3	4
6.000% due 12/15/2038 - 11/15/2039	77	87
Small Business Administration
5.130% due 09/01/2023	16	17
6.290% due 01/01/2021	28	30
7.500% due 04/01/2017	56	59

Total U.S. Government Agencies (Cost $1,792,042)		1,808,760

U.S. TREASURY OBLIGATIONS 23.0%
U.S. Treasury Bonds
3.000% due 11/15/2044	101,600	106,807
3.125% due 08/15/2044 (e)	153,600	165,396
3.375% due 05/15/2044 (i)	268,900	303,017
3.625% due 02/15/2044	4,300	5,066
3.750% due 11/15/2043	2,300	2,767
U.S. Treasury Inflation Protected Securities (b)
0.125% due 01/15/2022	166,586	162,421
0.125% due 07/15/2022	107,068	104,546
0.125% due 01/15/2023	40,323	39,082
0.375% due 07/15/2023 (g)	37,546	37,202

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 07/15/2021		$87,890	$89,188
1.125% due 01/15/2021 (g)(i)		12,265	12,770
1.250% due 07/15/2020 (g)		26,565	27,932
1.750% due 01/15/2028		96,675	109,741
2.000% due 01/15/2026		160,061	183,839
2.375% due 01/15/2025 (i)		296,008	348,319
2.375% due 01/15/2027		76,058	91,255
2.500% due 01/15/2029		140,226	174,586
3.625% due 04/15/2028		3,523	4,858
3.875% due 04/15/2029		28,742	41,260
U.S. Treasury Notes
0.750% due 12/31/2017 (g)(i)		6,800	6,727
2.250% due 11/15/2024		5,900	5,940
2.375% due 08/15/2024 (i)		19,800	20,156

Total U.S. Treasury Obligations (Cost $2,022,149)			2,042,875

MORTGAGE-BACKED SECURITIES 5.9%
American Home Mortgage Investment Trust
2.332% due 02/25/2045		1,088	1,087
Arran Residential Mortgages Funding PLC
1.478% due 05/16/2047	EUR	5,528	6,739
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049		$10,955	11,748
5.728% due 05/10/2045		6,400	6,668
Banc of America Funding Trust
2.634% due 05/25/2035		1,166	1,191
6.000% due 03/25/2037 ^		8,419	7,270
Banc of America Mortgage Trust
2.730% due 05/25/2033		1,653	1,672
6.500% due 10/25/2031		104	110
BCAP LLC Trust
5.041% due 03/26/2037		1,138	1,124
Bear Stearns Adjustable Rate Mortgage Trust
2.354% due 02/25/2033		11	10
2.360% due 02/25/2036		185	185
2.504% due 04/25/2033		251	256
2.522% due 01/25/2035		662	640
2.592% due 11/25/2034		3,391	3,299
2.668% due 02/25/2033		46	43
2.730% due 04/25/2034		1,056	1,042
2.732% due 01/25/2034		581	598
2.747% due 11/25/2030		1	1
2.758% due 07/25/2034		1,250	1,231
3.013% due 11/25/2034		843	847
3.118% due 01/25/2035		352	355
Bear Stearns ALT-A Trust
2.554% due 05/25/2035		3,198	3,086
2.612% due 09/25/2035		1,901	1,635
5.401% due 05/25/2036 ^		4,590	3,504
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		868	928
5.700% due 06/11/2050		7,800	8,489
5.703% due 06/11/2050		4,541	4,573
Bear Stearns Structured Products, Inc.
2.337% due 12/26/2046		2,216	1,737
2.591% due 01/26/2036		3,865	3,073
Chase Mortgage Finance Trust
4.684% due 01/25/2036 ^		5,157	4,828
Citigroup Mortgage Loan Trust, Inc.
2.540% due 10/25/2035		532	527
2.552% due 05/25/2035		1,830	1,772
5.500% due 12/25/2035		4,346	3,108
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		1,600	1,695
Countrywide Alternative Loan Trust
0.340% due 05/25/2047		3,918	3,301

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.350% due 05/25/2047		$2,768	$2,311
0.360% due 09/25/2046 ^		35,830	30,336
0.370% due 05/25/2036		5,387	4,408
6.000% due 02/25/2037 ^		12,937	10,501
Countrywide Home Loan Mortgage Pass-Through Trust
2.313% due 02/20/2036 ^		673	617
2.418% due 11/25/2034		2,347	2,237
2.466% due 02/20/2035		3,747	3,693
6.000% due 03/25/2037 ^		4,065	3,693
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		5,951	6,322
5.383% due 02/15/2040		431	457
Credit Suisse First Boston Mortgage Securities Corp.
4.837% due 06/25/2032		19	19
Deutsche ALT-A Securities, Inc.
0.670% due 02/25/2035		653	611
Extended Stay America Trust
2.958% due 12/05/2031		1,800	1,828
First Horizon Alternative Mortgage Securities Trust
2.200% due 08/25/2035		6,305	5,589
2.240% due 09/25/2035		100	88
First Horizon Mortgage Pass-Through Trust
2.564% due 10/25/2035 ^		6,386	5,637
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		2	2
Granite Master Issuer PLC
0.365% due 12/20/2054		2,042	2,026
0.824% due 12/20/2054	GBP	2,060	3,193
Granite Mortgages PLC
0.359% due 09/20/2044	EUR	173	209
0.461% due 01/20/2044		177	215
0.938% due 01/20/2044	GBP	269	419
0.940% due 09/20/2044		1,374	2,141
Greenpoint Mortgage Pass-Through Certificates
2.786% due 10/25/2033		$1,398	1,373
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		3,400	3,630
GSR Mortgage Loan Trust
2.669% due 09/25/2035		5,915	5,953
4.979% due 11/25/2035		1,544	1,511
HarborView Mortgage Loan Trust
0.354% due 01/19/2038		6,175	5,278
0.384% due 05/19/2035		629	527
0.414% due 01/19/2036		13,277	9,235
0.494% due 01/19/2035		6,177	4,193
0.914% due 10/19/2035		4,580	3,959
2.597% due 12/19/2035 ^		5,857	4,505
2.602% due 07/19/2035		2,446	2,230
IndyMac Adjustable Rate Mortgage Trust
1.707% due 01/25/2032		2	2
IndyMac Mortgage Loan Trust
0.380% due 04/25/2046		6,947	5,539
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047		6,689	7,110
5.420% due 01/15/2049		19,732	21,091
5.637% due 03/18/2051		9,577	10,085
5.882% due 02/15/2051		1,770	1,919
JPMorgan Mortgage Trust
2.253% due 06/25/2035		821	823
2.537% due 10/25/2036		8,960	8,110
2.539% due 08/25/2034		7,061	7,108
2.636% due 02/25/2035		527	518
5.750% due 01/25/2036 ^		1,038	979
Landmark Mortgage Securities No. 3 PLC
0.840% due 04/17/2044	GBP	31,425	45,551
MASTR Adjustable Rate Mortgages Trust
0.853% due 01/25/2047 ^		$5,625	3,830

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
0.380% due 02/25/2036		$2,397	$2,214
0.420% due 11/25/2035		330	314
1.156% due 10/25/2035		908	866
2.127% due 04/25/2035		8,763	8,360
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		5,500	5,912
Morgan Stanley Capital Trust
5.610% due 04/15/2049		2,190	2,198
Morgan Stanley Re-REMIC Trust
5.796% due 08/12/2045		1,901	2,040
Prime Mortgage Trust
0.570% due 02/25/2019		1	1
0.570% due 02/25/2034		184	174
0.670% due 02/25/2035		7,226	6,883
Residential Accredit Loans, Inc. Trust
0.270% due 05/25/2037		15,396	11,829
0.355% due 08/25/2036		11,205	8,644
1.570% due 08/25/2036		15,152	12,180
3.561% due 12/25/2035		910	768
6.000% due 09/25/2036		1,888	1,521
6.000% due 02/25/2037		40,572	32,664
6.500% due 09/25/2036 ^		10,275	7,694
Residential Asset Securitization Trust
0.620% due 10/25/2035		3,404	2,925
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035		4,200	4,002
6.000% due 06/25/2037 ^		6,452	5,707
Silenus European Loan Conduit Ltd.
0.228% due 05/15/2019	EUR	214	256
Structured Adjustable Rate Mortgage Loan Trust
0.370% due 04/25/2047		$3,861	2,840
5.081% due 07/25/2035 ^		525	456
Structured Asset Mortgage Investments Trust
0.380% due 09/25/2047		6,157	4,409
0.414% due 07/19/2035		3,242	3,128
0.824% due 09/19/2032		49	48
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.116% due 07/25/2032		5	5
2.516% due 02/25/2032		7	7
Suntrust Adjustable Rate Mortgage Loan Trust
2.628% due 02/25/2037 ^		5,214	4,536
Thornburg Mortgage Securities Trust
1.470% due 03/25/2037		2,774	2,534
1.794% due 06/25/2047		23,167	20,886
Wachovia Bank Commercial Mortgage Trust
0.241% due 06/15/2020		740	738
5.509% due 04/15/2047		3,200	3,376
Wachovia Mortgage Loan Trust LLC
2.738% due 05/20/2036 ^		9,381	8,244
WaMu Mortgage Pass-Through Certificates Trust
0.460% due 10/25/2045		623	575
0.490% due 01/25/2045		5,812	5,489
1.313% due 11/25/2042		257	251
1.513% due 08/25/2042		643	594
4.005% due 12/25/2036 ^		705	645
4.568% due 07/25/2037 ^		5,554	5,198
Wells Fargo Mortgage-Backed Securities Trust
2.609% due 07/25/2036 ^		11,972	11,698
2.612% due 03/25/2036		2,702	2,697
2.615% due 12/25/2034		1,358	1,379
2.616% due 01/25/2035		1,754	1,789

Total Mortgage-Backed Securities (Cost $498,708)			528,657

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 3.7%
Accredited Mortgage Loan Trust
0.300% due 02/25/2037		$4,953	$4,735
Argent Securities Trust
0.320% due 07/25/2036		23,048	10,486
0.360% due 03/25/2036		8,135	4,347
Bear Stearns Asset-Backed Securities Trust
0.320% due 11/25/2036		19,193	15,665
0.330% due 08/25/2036		2,322	2,013
Citigroup Mortgage Loan Trust, Inc.
0.480% due 12/25/2035		4,084	3,812
Countrywide Asset-Backed Certificates
0.300% due 11/25/2037		11,295	11,173
0.305% due 01/25/2037		5,019	4,767
0.340% due 06/25/2037		7,526	6,886
0.400% due 05/25/2037		7,700	4,568
0.570% due 06/25/2036		6,900	4,961
0.970% due 08/25/2047		3,000	2,579
Credit-Based Asset Servicing and Securitization LLC
0.215% due 11/25/2036		554	315
EMC Mortgage Loan Trust
0.910% due 05/25/2040		201	182
First Franklin Mortgage Loan Trust
0.660% due 09/25/2035		2,800	2,682
Fremont Home Loan Trust
0.230% due 01/25/2037		99	50
Hillmark Funding Ltd.
0.481% due 05/21/2021		18,618	18,435
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.310% due 11/25/2036		10,330	8,241
JPMorgan Mortgage Acquisition Corp.
0.565% due 10/25/2035 ^		7,500	6,106
JPMorgan Mortgage Acquisition Trust
0.230% due 03/25/2047		910	891
0.430% due 03/25/2037		2,000	1,535
Lehman XS Trust
0.335% due 06/25/2036		5,674	4,045
Lockwood Grove CLO Ltd.
1.603% due 01/25/2024		16,400	16,400
Long Beach Mortgage Loan Trust
0.730% due 10/25/2034		156	147
3.170% due 11/25/2032		44	39
MASTR Asset-Backed Securities Trust
0.410% due 03/25/2036		7,515	4,736
0.460% due 12/25/2035		9,925	8,993
Merrill Lynch Mortgage Investors Trust
0.330% due 05/25/2037		33,336	22,768
Morgan Stanley ABS Capital, Inc. Trust
0.420% due 08/25/2036		19,893	12,855
Motor PLC
0.650% due 08/25/2021		520	520
NovaStar Mortgage Funding Trust
0.410% due 11/25/2036		4,064	1,922
Option One Mortgage Loan Trust Asset-Backed Certificates
0.630% due 11/25/2035		11,500	8,551
Panther CDO BV
0.468% due 10/15/2084	EUR	11,069	12,657
Penta CLO S.A.
0.398% due 06/04/2024		1,674	2,007
RAAC Trust
0.510% due 02/25/2036		$1,400	1,253
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		22,393	13,986
Residential Asset Securities Corp. Trust
0.330% due 06/25/2036		7,357	7,080
0.370% due 02/25/2036		1,345	1,330

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.410% due 09/25/2036		$13,800	$12,099
0.420% due 04/25/2037		7,900	6,966
0.500% due 12/25/2035		6,649	4,675
0.570% due 02/25/2036		6,800	5,441
1.040% due 05/25/2035		1,397	1,333
Securitized Asset-Backed Receivables LLC Trust
0.300% due 05/25/2037 ^		1,736	1,266
SG Mortgage Securities Trust
0.440% due 02/25/2036		3,200	1,804
SLM Private Education Loan Trust
2.811% due 12/16/2019		1,129	1,144
SLM Student Loan Trust
0.342% due 12/15/2023	EUR	12,131	14,420
Soundview Home Loan Trust
0.250% due 06/25/2037		$876	526
0.420% due 11/25/2036		19,177	13,232
Specialty Underwriting & Residential Finance Trust
0.320% due 11/25/2037		21,500	12,107
Structured Asset Securities Corp. Mortgage Loan Trust
0.340% due 12/25/2036		14,000	11,910
Washington Mutual Asset-Backed Certificates Trust
0.410% due 05/25/2036		14,552	10,187
Wells Fargo Home Equity Asset-Backed Securities Trust
0.760% due 11/25/2035		1,800	1,577

Total Asset-Backed Securities (Cost $315,879)			332,405

SOVEREIGN ISSUES 14.5%
Autonomous Community of Catalonia
3.875% due 04/07/2015	EUR	1,400	1,704
4.750% due 06/04/2018		300	392
Autonomous Community of Valencia
4.375% due 07/16/2015		700	864
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$3,200	3,219
4.125% due 09/15/2017	EUR	2,300	2,805
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	276,000	97,981
0.000% due 10/01/2015		597,600	205,374
0.000% due 01/01/2016		302,800	100,858
0.000% due 01/01/2017		16,000	4,722
0.000% due 07/01/2017		6,300	1,752
0.000% due 07/01/2018		51,900	12,852
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025		14,600	4,811
Export-Import Bank of Korea
4.000% due 01/29/2021		$5,100	5,472
4.125% due 09/09/2015		12,000	12,267
5.125% due 06/29/2020		2,100	2,372
5.875% due 01/14/2015		29,900	29,936
Italy Buoni Poliennali Del Tesoro
1.150% due 05/15/2017	EUR	31,000	37,979
2.250% due 05/15/2016		25,500	31,617
2.450% due 03/26/2016 (b)		21,077	26,104
2.750% due 12/01/2015		18,500	22,878
3.000% due 11/01/2015		51,300	63,395
3.750% due 08/01/2015		8,400	10,361
3.750% due 08/01/2016		30,200	38,429
3.750% due 09/01/2024		44,200	62,430
4.750% due 09/15/2016		7,900	10,249
4.750% due 05/01/2017		4,900	6,504
4.750% due 06/01/2017		7,400	9,838

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Housing Finance Corp.
4.125% due 12/15/2015		$2,100	$2,158
Mexico Government International Bond
8.000% due 06/11/2020	MXN	302,900	23,210
Province of Ontario
1.600% due 09/21/2016		$300	304
1.650% due 09/27/2019		2,800	2,771
3.000% due 07/16/2018		3,700	3,879
3.150% due 06/02/2022	CAD	7,600	6,920
4.000% due 10/07/2019		$700	766
4.000% due 06/02/2021	CAD	21,400	20,494
4.200% due 03/08/2018		1,100	1,027
4.200% due 06/02/2020		12,500	12,021
4.300% due 03/08/2017		900	825
4.400% due 06/02/2019		5,600	5,374
4.400% due 04/14/2020		$600	669
5.500% due 06/02/2018	CAD	2,300	2,239
Province of Quebec
2.750% due 08/25/2021		$17,100	17,476
3.500% due 07/29/2020		3,000	3,214
3.500% due 12/01/2022	CAD	6,300	5,849
3.750% due 09/01/2024		4,800	4,509
4.250% due 12/01/2021		21,200	20,623
4.500% due 12/01/2017		700	655
4.500% due 12/01/2020		2,500	2,449
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	1,700	2,204
5.250% due 02/18/2024		$10,500	11,589
Spain Government Bond
4.700% due 07/30/2041	EUR	6,000	9,737
5.150% due 10/31/2044		2,300	3,984
Spain Government International Bond
2.100% due 04/30/2017		7,200	9,038
2.750% due 10/31/2024		65,700	87,721
3.150% due 01/31/2016		6,900	8,606
3.250% due 04/30/2016		400	502
3.300% due 07/30/2016		1,300	1,644
3.750% due 10/31/2015		60,300	74,954
4.200% due 01/31/2037		5,600	8,510
4.250% due 10/31/2016		8,700	11,262
4.500% due 01/31/2018		17,600	23,814
5.400% due 01/31/2023		34,700	54,954
5.500% due 07/30/2017		2,100	2,865
United Kingdom Gilt
3.250% due 01/22/2044	GBP	18,200	32,710

Total Sovereign Issues (Cost $1,396,997)			1,288,691

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% due 12/31/2049 (c)		10,300	12,517

Total Convertible Preferred Securities (Cost $12,412)			12,517

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
GMAC Capital Trust
8.125% due 02/15/2040		500,000	13,190

Total Preferred Securities (Cost $13,075)			13,190

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.7%

CERTIFICATES OF DEPOSIT 1.5%
Banco Bilbao Vizcaya Argentaria S.A.
1.082% due 05/16/2016		$22,500	$22,485
Barclays Bank PLC
0.535% due 05/01/2015		12,000	12,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
0.290% due 06/12/2015		5,100	5,100
Credit Suisse
0.473% due 03/17/2015		6,600	6,600
Intesa Sanpaolo SpA
1.650% due 04/07/2015		2,100	2,104
Royal Bank of Canada
1.370% due 05/07/2015	CAD	95,200	81,342

			129,631

REPURCHASE AGREEMENTS (d) 0.0%
			2,426

MEXICO TREASURY BILLS 6.1%
3.000% due 01/08/2015 - 05/28/2015 (a)	MXN	8,047,411	542,414

U.S. TREASURY BILLS 0.1%
0.061% due 03/19/2015 - 05/28/2015 (a)(e)(g)(i)		$6,595	6,594

Total Short-Term Instruments (Cost $738,302)			681,065

Total Investments in Securities (Cost $9,115,095)			9,144,916

		SHARES
INVESTMENTS IN AFFILIATES 11.7%

SHORT-TERM INSTRUMENTS 11.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.7%
PIMCO Short-Term Floating NAV Portfolio III		104,757,531	1,038,357

Total Short-Term Instruments (Cost $1,045,474)			1,038,357

Total Investments in Affiliates (Cost $1,045,474)			1,038,357

Total Investments 114.4% (Cost $10,160,569)			$10,183,273

Financial Derivative Instruments (f)(h) 1.7% (Cost or Premiums, net $(22,147))			147,756

Other Assets and Liabilities, net (16.1%)			(1,431,738)

Net Assets 100.0%			$8,899,291

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$2,426	Fannie Mae 2.260% due 10/17/2022	$(2,479)	$2,426	$2,426

Total Repurchase Agreements						$(2,479)	$2,426	$2,426

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
JPS	0.190%	12/19/2014	01/07/2015	$(38,244)	$(38,246)

Total Reverse Repurchase Agreements					$(38,246)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.120%	12/23/2014	01/06/2015	$(25,572)	$(25,582)

Total Sale-Buyback Transactions					$(25,582)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2014 was $54,467 at a weighted average interest rate of (0.372%).
(3)	Payable for sale-buyback transactions includes $10 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.500%	01/01/2045	$ 21,000	$(22,742)	$(22,742)
Fannie Mae	5.000%	01/01/2045	64,000	(70,680)	(70,680)

				$(93,422)	$(93,422)

Total Short Sales				$(93,422)	$(93,422)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(e)	Securities with an aggregate market value of $63,895 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
JPS	$0	$(38,246)	$0	$0	$(38,246)	$38,044	$(202)
SSB	2,426	0	0	0	2,426	(2,479)	(53)

Master Securities Forward Transaction Agreement
GSC	0	0	(25,582)	0	(25,582)	25,453	(129)

Total Borrowings and Other Financing Transactions	$2,426	$(38,246)	$(25,582)	$0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	1,677	$119	$0	$(21)
90-Day Eurodollar June Futures	Short	06/2015	3,146	(36)	0	(39)
90-Day Eurodollar March Futures	Short	03/2016	697	42	0	(9)
90-Day Eurodollar September Futures	Short	09/2015	3,137	59	0	(39)
Canada Government 10-Year Bond March Futures	Short	03/2015	506	(1,143)	0	(266)
Euro-BTP Italy Government Bond March Futures	Long	03/2015	1,036	2,138	1,304	0
Euro-Bund 10-Year Bond March Futures	Short	03/2015	1,766	(6,169)	0	(107)
U.S. Treasury 10-Year Note March Futures	Long	03/2015	11,010	6,171	2,413	0
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	10,032	25,188	2,822	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2015	3,369	(2,170)	0	(66)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2015	247	(92)	0	(5)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Short	09/2015	1,553	(843)	0	(60)

Total Futures Contracts				$23,264	$6,539	$(612)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation	Variation Margin
							Asset	Liability
iTraxx Europe 22 5-Year Index	1.000%	12/20/2019	EUR	73,100	$1,626	$154	$0	$(106)
iTraxx Europe Senior 22 5-Year Index	1.000%	12/20/2019		115,200	2,256	1,018	0	(248)

					$3,882	$1,172	$0	$(354)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.089%	02/27/2015	$	533,000	$(43)	$(40)	$0	$0
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017		130,400	(875)	(721)	23	0
Receive	3-Month USD-LIBOR	0.665%	04/17/2016		2,004,600	(333)	(505)	0	(87)
Receive	3-Month USD-LIBOR	1.000%	04/17/2017		708,500	1,866	(510)	1	0
Receive	3-Month USD-LIBOR	1.780%	12/02/2019		36,300	(81)	131	0	(28)
Receive	3-Month USD-LIBOR	1.800%	12/03/2019		226,000	(705)	(304)	0	(175)
Pay	3-Month USD-LIBOR	4.000%	06/19/2024		51,700	2,641	1,790	25	0
Pay	3-Month USD-LIBOR	2.750%	06/17/2025		3,800	113	(22)	4	0
Receive	3-Month USD-LIBOR	4.250%	06/15/2041		34,800	(10,842)	(1,706)	0	(59)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		229,000	(2,750)	(18,498)	0	(303)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		263,500	(44,767)	(57,258)	0	(406)
Receive	3-Month USD-LIBOR	2.800%	12/18/2043		213,000	(4,742)	(14,678)	0	(287)
Receive	6-Month EUR-EURIBOR	0.450%	12/09/2019	EUR	41,700	(248)	(206)	0	(7)
Receive	6-Month EUR-EURIBOR	1.250%	03/18/2025		2,000	(96)	(14)	0	(3)
Receive	6-Month EUR-EURIBOR	2.307%	10/21/2044		30,300	(2,533)	(2,533)	0	(83)
Receive	6-Month GBP-LIBOR	1.500%	09/18/2016	GBP	242,600	(3,410)	(927)	0	(69)
Receive	6-Month GBP-LIBOR	1.590%	10/05/2016		229,700	(2,056)	(2,061)	0	(63)
Receive	6-Month GBP-LIBOR	1.510%	10/07/2016		51,900	(398)	(399)	0	(14)
Receive	6-Month GBP-LIBOR	1.880%	10/05/2017		73,900	(1,464)	(1,464)	0	(53)
Receive	28-Day MXN-TIIE	3.345%	03/13/2015	MXN	2,964,000	(10)	(10)	0	(4)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	28-Day MXN-TIIE	3.420%	06/05/2015	MXN	1,489,000	$(11)	$(11)	$0	$(11)
Receive	28-Day MXN-TIIE	3.605%	12/18/2015		1,375,000	67	67	0	(18)
Receive	28-Day MXN-TIIE	3.740%	02/12/2016		602,000	10	10	0	(8)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016		524,400	974	(219)	14	0
Pay	28-Day MXN-TIIE	5.000%	09/13/2017		59,600	51	(20)	4	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017		1,097,100	1,939	(402)	84	0
Pay	28-Day MXN-TIIE	5.700%	01/18/2019		230,000	368	(92)	31	0
Pay	28-Day MXN-TIIE	6.350%	06/02/2021		28,000	72	8	7	0
Pay	28-Day MXN-TIIE	5.920%	12/08/2021		39,800	27	27	11	0
Pay	28-Day MXN-TIIE	5.850%	12/21/2021		91,400	27	27	26	0
Pay	28-Day MXN-TIIE	5.500%	09/02/2022		308,000	(477)	257	98	0
Pay	28-Day MXN-TIIE	5.750%	09/02/2022		83,000	(34)	(22)	26	0
Pay	28-Day MXN-TIIE	6.000%	06/05/2023		14,900	4	(22)	5	0
Pay	28-Day MXN-TIIE	6.915%	09/10/2029		178,200	460	212	90	0
Pay	28-Day MXN-TIIE	6.840%	11/27/2029		35,000	69	69	18	0
Pay	28-Day MXN-TIIE	6.710%	11/30/2029		314,400	309	309	158	0
Pay	28-Day MXN-TIIE	7.020%	06/08/2034		2,174,000	2,974	1,929	1,259	0
Pay	28-Day MXN-TIIE	6.810%	06/19/2034		496,800	(259)	(675)	283	0
Pay	28-Day MXN-TIIE	6.940%	12/05/2034		14,900	6	6	9	0

						$(64,157)	$(98,477)	$2,176	$(1,678)

Total Swap Agreements						$(60,275)	$(97,305)	$2,176	$(2,032)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(g)	Securities with an aggregate market value of $129,367 and cash of $4,636 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$6,539	$2,176	$8,715	$0	$(612)	$(2,032)	$(2,644)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2015		EUR	71,083	$		88,023	$2,009	$0
	01/2015		ILS	80,631			21,186	558	(44)
	01/2015	$		43,872		EUR	35,367	0	(1,076)
	01/2015			10,174		ILS	38,505	0	(302)
	01/2015			121,750		JPY	14,564,700	0	(155)
	02/2015			100		MXN	1,362	0	(8)
	03/2015		CAD	709	$		617	7	0
	03/2015		ILS	57,242			14,759	105	(25)
	05/2015		CAD	93,921			85,565	4,948	0
	06/2015		EUR	36,855			50,109	5,443	0
	06/2015	$		3,493		EUR	2,673	0	(254)
	08/2015		EUR	18,300	$		24,474	2,279	0
	08/2015		JPY	1,014,812			10,000	1,506	0
	06/2016		EUR	104,144			142,587	15,078	0
	06/2016	$		6,094		EUR	4,512	0	(570)

BPS	01/2015		BRL	48,996	$		18,858	426	0
	01/2015		EUR	40,108			49,588	1,055	0
	01/2015		ILS	31,416			8,104	49	0
	01/2015		MXN	2,857,764			216,779	23,174	0
	01/2015	$		12,955		AUD	15,500	0	(301)
	01/2015			18,446		BRL	48,996	0	(14)
	02/2015		MXN	310,159	$		23,448	2,470	0
	02/2015	$		33,809		MXN	451,899	0	(3,237)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	03/2015		ILS	15,552	$		3,979	$0	$(9)
	04/2015		BRL	333			135	13	0
	06/2015		EUR	16,570			22,472	2,390	0
	06/2015	$		17,125		EUR	12,775	0	(1,642)
	10/2015		BRL	299,600	$		108,942	4,485	0
	01/2016			98,000			38,066	4,736	0
	07/2017			6,300			2,163	268	0

BRC	02/2015	$		10,750		MXN	146,178	0	(861)
	03/2015		MXN	1,173,498	$		82,743	3,501	0
	06/2015		EUR	21,007			28,540	3,081	0
	06/2015	$		12,431		EUR	9,335	0	(1,117)
	06/2016		EUR	19,578	$		26,921	2,939	0

CBK	01/2015		AUD	86,438			73,930	3,362	0
	01/2015		EUR	57,510			71,072	1,482	0
	01/2015		JPY	39,053,346			331,306	5,264	0
	01/2015	$		288,470		EUR	232,949	0	(6,590)
	01/2015			159,547		JPY	19,080,246	643	(896)
	02/2015		AUD	10,008	$		8,154	1	0
	02/2015		EUR	20,713			25,292	220	0
	02/2015		JPY	9,588,302			79,426	0	(642)
	02/2015		MXN	70,949			5,208	408	0
	02/2015	$		9,824		CHF	9,514	0	(249)
	02/2015			1,323		MXN	18,128	0	(96)
	03/2015		CAD	98,700	$		86,139	1,298	0
	06/2015		EUR	18,091			24,730	2,805	0
	06/2015	$		11,359		EUR	8,586	0	(953)

DUB	01/2015			19,895		AUD	23,277	0	(892)
	01/2015			760,465		EUR	624,131	0	(5,235)
	02/2015		EUR	621,394	$		757,330	5,180	0
	02/2015		MXN	205,601			14,050	141	0
	05/2015			2,463,635			178,457	12,957	0
	06/2015	$		16,667		EUR	12,818	0	(1,132)
	08/2015		EUR	16,300	$		21,835	2,066	0
	10/2015		BRL	88,000			33,716	3,035	0
	01/2016			14,121			4,900	97	0
	02/2016		EUR	10,350			13,928	1,323	0
	06/2016			10,773			14,750	1,562	0
	06/2016	$		12,309		EUR	9,107	0	(1,160)

FBF	01/2015		AUD	14,138	$		11,568	26	0
	01/2015		BRL	48,996			18,446	14	0
	01/2015	$		18,932		BRL	48,996	0	(500)
	02/2015		MXN	1,142,503	$		82,818	5,634	0
	02/2015	$		5,386		MXN	79,247	0	(25)
	04/2015		BRL	15,814	$		6,419	613	0
	06/2015		EUR	30,262			41,074	4,398	0
	07/2015		BRL	51,049			18,794	531	0
	10/2015			210,000			78,608	5,390	0

GLM	01/2015		AUD	25,331			20,704	24	0
	01/2015		EUR	155,469			191,173	3,048	0
	01/2015		ILS	167,716			44,967	1,969	0
	01/2015		JPY	18,038,100			153,062	2,468	0
	01/2015	$		10,201		AUD	12,100	0	(323)
	01/2015			49,401		EUR	39,732	0	(1,323)
	01/2015			91,336		JPY	10,829,800	0	(922)
	02/2015		AUD	20,078	$		16,249	0	(108)
	02/2015		CHF	22,003			22,837	692	0
	02/2015		EUR	22,942			27,939	169	0
	02/2015		GBP	89,436			140,401	1,038	0
	02/2015		INR	254,357			4,024	38	0
	02/2015	$		11,145		CHF	10,802	0	(273)
	02/2015			7,975		JPY	960,000	41	0
	06/2015			55,760		EUR	41,738	0	(5,175)
	07/2015		BRL	117,971	$		48,418	6,214	0

HUS	01/2015		INR	157,626			2,520	25	0
	01/2015	$		42,215		JPY	4,995,200	0	(512)
	02/2015		AUD	14,766	$		12,023	6	(13)
	04/2015		BRL	15,853			6,437	617	0
	04/2015		DKK	4,483			802	73	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	08/2015		JPY	3,658,324	$		35,877	$5,258	$0

JPM	01/2015		AUD	10,004			8,192	25	0
	01/2015		EUR	198,350			245,381	5,368	0
	01/2015		ILS	190,574			50,163	1,304	0
	01/2015		INR	1,141,451			17,908	0	(101)
	01/2015		JPY	9,868,100			83,661	1,276	0
	01/2015	$		3,780		INR	236,439	0	(37)
	01/2015			146,410		JPY	17,489,600	190	(585)
	02/2015		JPY	6,111,900	$		50,770	0	(268)
	02/2015		MXN	346,792			23,735	274	0
	02/2015	$		11,185		EUR	9,144	0	(117)
	02/2015			7,939		MXN	113,985	1	(228)
	03/2015		ILS	68,904	$		17,572	1	(98)
	04/2015		BRL	33,843			12,931	507	0
	06/2015	$		14,859		EUR	11,113	0	(1,391)
	07/2015		BRL	120,000	$		49,379	6,448	0
	01/2016			81,300			28,117	467	0

MSB	01/2015		EUR	409,659			509,102	13,393	0
	01/2015		ILS	21,641			5,691	143	0
	02/2015		MXN	557,361			39,183	1,477	0
	03/2015		ILS	23,618			6,029	0	(27)
	04/2015	$		11,294		BRL	31,013	92	0
	06/2015		EUR	25,606	$		35,101	4,068	0
	07/2015		BRL	36,000			14,724	1,845	0
	06/2016		EUR	27,527			37,859	4,160	0

NAB	06/2015			41,667			56,570	6,071	0
	06/2016			59,849			82,177	8,888	0
	07/2016			45,981			62,378	5,984	0

NGF	02/2015		MXN	429,149			29,325	292	0

RBC	02/2015			122,365			8,652	374	0

SOG	01/2015	$		13,695		ILS	51,675	0	(447)
	06/2015			38,181		EUR	28,496	0	(3,645)

UAG	01/2015		INR	1,108,225	$		17,403	0	(88)
	01/2015	$		49,860		AUD	60,892	0	(148)
	02/2015		AUD	50,092	$		40,877	68	0
	02/2015		INR	67,130			1,057	5	0
	02/2015		JPY	2,077,315			17,251	0	(96)
	02/2015	$		1,973		MXN	29,097	0	(4)
	06/2015			9,936		EUR	7,539	0	(799)
	01/2016		BRL	123,500	$		47,674	5,672	0

Total Forward Foreign Currency Contracts								$229,043	$(44,713)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.205%	01/16/2020	$	46,400	$687	$560

Total Purchased Options								$687	$560

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	14,900	$(29)	$(17)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		14,900	(25)	(2)

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		28,600	(50)	(34)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		18,300	(36)	(3)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		10,300	(25)	(1)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		10,900	(8)	(10)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		10,900	(22)	(10)

GST	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		13,700	(17)	(16)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		13,700	(38)	(1)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015	EUR	7,500	$(19)	$0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		17,300	(43)	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		13,800	(19)	(16)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		13,800	(39)	(1)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		6,100	(5)	(6)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		6,100	(12)	(6)

SOG	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		7,400	(13)	(9)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		7,400	(12)	(1)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		14,400	(17)	(13)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		14,400	(26)	(14)

							$(455)	$(160)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC AUD versus USD	$	0.839	01/14/2015	AUD	11,200	$(64)	$(269)
	Call - OTC AUD versus USD		0.897	01/14/2015		11,200	(76)	0
	Put - OTC USD versus JPY	JPY	112.000	02/09/2015	$	8,800	(87)	(7)
	Put - OTC USD versus JPY		113.000	05/22/2015		42,100	(608)	(347)
	Put - OTC USD versus JPY		80.000	02/18/2019		4,900	(274)	(69)
	Call - OTC USD versus MXN	MXN	13.900	01/05/2015		13,800	(82)	(804)
	Put - OTC USD versus MXN		13.450	01/28/2015		9,500	(48)	0
	Call - OTC USD versus MXN		14.000	01/28/2015		9,500	(44)	(504)

BPS	Put - OTC USD versus JPY	JPY	110.500	01/05/2015		11,700	(104)	0
	Put - OTC USD versus JPY		115.000	01/12/2015		20,200	(109)	(8)
	Put - OTC USD versus JPY		111.500	02/09/2015		9,300	(75)	(6)
	Put - OTC USD versus JPY		111.750	02/09/2015		19,300	(175)	(14)

BRC	Call - OTC EUR versus USD	$	1.260	01/20/2015	EUR	16,300	(166)	(6)
	Call - OTC EUR versus USD		1.268	01/20/2015		8,300	(65)	(2)
	Put - OTC USD versus INR	INR	60.900	01/16/2015	$	11,100	(61)	0
	Call - OTC USD versus INR		63.900	01/16/2015		11,100	(61)	(32)
	Call - OTC USD versus INR		63.850	02/05/2015		12,600	(68)	(94)
	Call - OTC USD versus INR		64.250	02/25/2015		11,100	(94)	(101)
	Put - OTC USD versus JPY	JPY	112.000	03/12/2015		25,400	(303)	(63)

CBK	Call - OTC EUR versus USD	$	1.265	02/13/2015	EUR	18,700	(204)	(24)
	Put - OTC USD versus JPY	JPY	111.900	01/23/2015	$	23,300	(192)	(6)
	Put - OTC USD versus JPY		112.880	03/13/2015		13,800	(167)	(45)
	Put - OTC USD versus JPY		112.000	05/15/2015		7,700	(132)	(48)
	Put - OTC USD versus JPY		99.000	09/30/2015		54,000	(535)	(123)

DUB	Call - OTC AUD versus USD	$	0.875	01/08/2015	AUD	11,300	(63)	0
	Put - OTC AUD versus USD		0.855	01/16/2015		15,900	(169)	(630)
	Call - OTC EUR versus USD		1.268	01/27/2015	EUR	15,700	(134)	(7)
	Call - OTC EUR versus USD		1.260	02/10/2015		39,500	(461)	(60)
	Call - OTC EUR versus USD		1.270	02/18/2015		15,500	(177)	(19)
	Put - OTC USD versus JPY	JPY	112.850	03/25/2015	$	14,200	(185)	(58)
	Put - OTC USD versus JPY		112.500	05/22/2015		19,900	(226)	(148)

FBF	Call - OTC AUD versus USD	$	0.890	01/22/2015	AUD	15,900	(73)	0
	Call - OTC USD versus INR	INR	64.000	02/05/2015	$	7,100	(38)	(47)
	Put - OTC USD versus JPY	JPY	112.000	01/20/2015		41,800	(297)	(9)
	Put - OTC USD versus JPY		111.400	05/14/2015		12,100	(167)	(66)
	Call - OTC USD versus MXN	MXN	14.500	02/02/2015		12,200	(84)	(283)

GLM	Put - OTC EUR versus USD	$	1.230	01/16/2015	EUR	17,200	(191)	(380)
	Put - OTC EUR versus USD		1.225	01/23/2015		17,200	(173)	(345)
	Put - OTC USD versus BRL	BRL	2.300	01/20/2015	$	10,500	(45)	0
	Call - OTC USD versus BRL		2.800	01/20/2015		10,500	(79)	(24)
	Call - OTC USD versus INR	INR	63.500	01/12/2015		12,900	(90)	(43)
	Call - OTC USD versus INR		63.220	01/27/2015		21,300	(150)	(212)
	Put - OTC USD versus INR		61.000	02/18/2015		12,800	(67)	(4)
	Call - OTC USD versus INR		63.500	02/18/2015		12,800	(87)	(159)
	Call - OTC USD versus INR		63.850	02/25/2015		3,900	(33)	(45)
	Call - OTC USD versus JPY	JPY	119.000	01/16/2015		25,500	(263)	(341)
	Call - OTC USD versus JPY		119.000	01/30/2015		25,500	(295)	(415)
	Put - OTC USD versus JPY		113.500	05/27/2015		20,300	(294)	(193)
	Put - OTC USD versus MXN	MXN	13.250	01/28/2015		9,300	(54)	0
	Call - OTC USD versus MXN		13.850	01/28/2015		9,300	(59)	(587)
	Call - OTC USD versus MXN		14.250	02/18/2015		12,900	(97)	(506)
	Call - OTC USD versus MXN		14.480	02/20/2015		13,000	(118)	(355)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
HUS	Put - OTC USD versus INR	INR	60.000	01/06/2015	$	12,400	$(28)	$0
	Call - OTC USD versus INR		63.000	01/06/2015		12,400	(140)	(52)
	Call - OTC USD versus INR		63.850	02/25/2015		6,800	(58)	(78)
	Call - OTC USD versus INR		64.250	02/26/2015		10,400	(62)	(96)
	Put - OTC USD versus MXN	MXN	13.350	02/25/2015		8,600	(47)	0
	Call - OTC USD versus MXN		14.050	02/25/2015		8,600	(47)	(449)

JPM	Put - OTC USD versus BRL	BRL	2.300	01/21/2015		9,700	(72)	0
	Call - OTC USD versus BRL		2.800	01/21/2015		9,700	(93)	(24)
	Put - OTC USD versus BRL		2.300	01/23/2015		10,100	(79)	0
	Call - OTC USD versus BRL		2.800	01/23/2015		10,100	(79)	(30)
	Put - OTC USD versus BRL		2.400	02/12/2015		12,700	(39)	(2)
	Call - OTC USD versus BRL		2.900	02/12/2015		12,700	(100)	(38)
	Call - OTC USD versus INR	INR	63.400	01/22/2015		8,000	(51)	(58)
	Call - OTC USD versus INR		65.900	05/12/2015		27,900	(229)	(372)
	Put - OTC USD versus JPY	JPY	112.600	02/13/2015		28,200	(278)	(35)
	Put - OTC USD versus JPY		112.000	05/15/2015		4,100	(69)	(26)
	Put - OTC USD versus JPY		109.000	11/10/2015		20,400	(390)	(236)
	Call - OTC USD versus MXN	MXN	14.350	02/26/2015		36,000	(306)	(1,254)

MSB	Put - OTC USD versus BRL	BRL	2.300	01/28/2015		11,100	(55)	0
	Call - OTC USD versus BRL		2.800	01/28/2015		11,100	(153)	(44)
	Put - OTC USD versus JPY	JPY	112.000	01/20/2015		23,300	(181)	(5)

SCX	Call - OTC USD versus INR	INR	64.240	02/16/2015		8,400	(43)	(64)

SOG	Put - OTC USD versus JPY	JPY	109.000	11/19/2015		21,000	(358)	(252)

UAG	Call - OTC USD versus INR	INR	64.250	02/25/2015		21,500	(183)	(195)
	Put - OTC USD versus JPY	JPY	110.500	01/07/2015		15,000	(144)	0
	Put - OTC USD versus JPY		112.500	01/12/2015		13,400	(105)	(1)
	Put - OTC USD versus JPY		111.500	02/09/2015		9,300	(75)	(6)
	Put - OTC USD versus JPY		112.500	02/11/2015		14,500	(134)	(16)
	Put - OTC USD versus JPY		110.000	05/12/2015		27,400	(318)	(108)
	Put - OTC USD versus JPY		100.000	07/03/2015		23,800	(152)	(26)

UBS	Put - OTC USD versus JPY		112.000	02/09/2015		7,500	(75)	(6)

							$(12,106)	$(10,981)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$13,700	$(116)	$(3)
	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	32,900	(293)	(8)
	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	14,800	(191)	(4)

DUB	Floor - OTC CPURNSA Index	TBD	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	4,900	(37)	(1)
	Floor - OTC CPURNSA Index	TBD	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	15,400	(151)	(5)

						$(788)	$(21)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.950%	03/23/2015	EUR	21,500	$(56)	$(419)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.550%	03/23/2015		21,500	(178)	(6)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.270%	03/27/2015	$	42,200	(512)	(78)

GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	01/16/2018		46,400	(580)	(483)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.200%	01/20/2015	EUR	94,900	(513)	(4,282)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.600%	01/20/2015		94,900	(1,001)	0

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.770%	01/23/2015	$	120,500	(17)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/14/2015		96,700	(1,269)	(508)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.520%	09/18/2015		308,600	(2,700)	(1,979)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.820%	01/30/2015		15,500	(72)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	02/02/2015		63,700	(1,016)	(7)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.320%	01/16/2015		39,800	(406)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.300%	01/30/2015		20,500	(236)	(1)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.250%	03/02/2015		21,100	(197)	(17)

								$(8,753)	$(7,781)

Total Written Options								$(22,102)	$(18,943)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	864	$2,690,000	AUD	0	EUR	203,800	$(11,524)
Sales	9,748	7,375,500		251,700		830,100	(51,950)
Closing Buys	(2,324)	(1,351,800)		0		0	7,890
Expirations	(6,842)	(5,881,900)		(103,400)		(225,500)	28,158
Exercised	(1,446)	(892,000)		(82,800)		(182,800)	5,324

Balance at End of Period	0	$1,939,800	AUD	65,500	EUR	625,600	$(22,102)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BRC	Venezuela Government International Bond	(5.000%	)	06/20/2015	53.467%	$400	$52	$25	$77	$0

GST	Venezuela Government International Bond	(5.000%	)	06/20/2015	53.467%	4,500	517	353	870	0

JPM	Venezuela Government International Bond	(5.000%	)	06/20/2015	53.467%	800	96	59	155	0

							$665	$437	$1,102	$0

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.083%	$	5,300	$(94)	$106	$12	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%		700	(6)	8	2	0
	China Government International Bond	1.000%	09/20/2019	0.773%		3,400	41	(5)	36	0
	Italy Government International Bond	1.000%	09/20/2016	0.574%		1,100	11	(2)	9	0
	Italy Government International Bond	1.000%	12/20/2019	1.191%		40,400	118	(468)	0	(350)
	MetLife, Inc.	1.000%	09/20/2015	0.084%		7,500	(492)	545	53	0
	MetLife, Inc.	1.000%	12/20/2015	0.122%		18,100	(865)	1,026	161	0
	Mexico Government International Bond	1.000%	09/20/2015	0.370%		1,200	0	6	6	0
	Mexico Government International Bond	1.000%	12/20/2016	0.549%		1,700	16	(1)	15	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		2,200	(4)	20	16	0
	Mexico Government International Bond	1.000%	12/20/2019	0.996%		9,400	65	(60)	5	0
	Prudential Financial, Inc.	1.000%	12/20/2015	0.090%		9,000	(263)	346	83	0

BPS	Petrobras International Finance Co.	1.000%	12/20/2015	5.188%		1,000	(25)	(15)	0	(40)
	Petrobras International Finance Co.	1.000%	12/20/2019	4.408%		6,200	(642)	(246)	0	(888)
	U.S. Treasury Notes	0.250%	03/20/2016	0.099%	EUR	3,800	(54)	63	9	0

BRC	Brazil Government International Bond	1.000%	06/20/2015	0.788%	$	1,000	(14)	16	2	0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%		2,300	(20)	24	4	0
	Brazil Government International Bond	1.000%	03/20/2016	0.995%		1,100	(7)	8	1	0
	Brazil Government International Bond	1.000%	06/20/2016	1.089%		18,400	(27)	8	0	(19)
	Brazil Government International Bond	1.000%	12/20/2016	1.204%		31,000	(781)	666	0	(115)
	China Government International Bond	1.000%	12/20/2018	0.622%		900	9	5	14	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.339%		30,600	455	(146)	309	0
	Italy Government International Bond	1.000%	06/20/2019	1.114%		7,500	(49)	15	0	(34)
	Italy Government International Bond	1.000%	09/20/2019	1.155%		900	0	(6)	0	(6)
	Italy Government International Bond	1.000%	12/20/2019	1.191%		68,800	168	(764)	0	(596)
	Mexico Government International Bond	1.000%	03/20/2015	0.370%		2,900	(65)	70	5	0
	Mexico Government International Bond	1.000%	06/20/2019	0.904%		14,200	101	(38)	63	0
	Petrobras International Finance Co.	1.000%	12/20/2019	4.408%		5,000	(666)	(51)	0	(717)
	Russia Government International Bond	1.000%	09/20/2015	5.125%		4,900	(63)	(80)	0	(143)
	Russia Government International Bond	1.000%	12/20/2015	5.114%		5,900	(82)	(146)	0	(228)
	Russia Government International Bond	1.000%	09/20/2019	4.793%		66,000	(3,879)	(6,089)	0	(9,968)
	Russia Government International Bond	1.000%	12/20/2019	4.779%		7,100	(509)	(604)	0	(1,113)

CBK	Brazil Government International Bond	1.000%	09/20/2015	0.789%		1,000	(16)	18	2	0
	Brazil Government International Bond	1.000%	06/20/2016	1.089%		51,100	(156)	104	0	(52)
	China Government International Bond	1.000%	12/20/2018	0.622%		2,600	24	15	39	0
	Italy Government International Bond	1.000%	12/20/2019	1.191%		21,100	41	(224)	0	(183)
	MetLife, Inc.	1.000%	12/20/2015	0.122%		6,900	(251)	312	61	0
	Mexico Government International Bond	1.000%	03/20/2015	0.370%		2,600	(60)	64	4	0
	Mexico Government International Bond	1.000%	09/20/2015	0.370%		1,200	(18)	24	6	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		800	(1)	7	6	0
	Mexico Government International Bond	1.000%	06/20/2019	0.904%		1,900	14	(6)	8	0
	Mexico Government International Bond	1.000%	12/20/2019	0.996%		55,500	329	(301)	28	0
	Russia Government International Bond	1.000%	09/20/2015	5.125%		20,300	(237)	(352)	0	(589)
	Sprint Communications, Inc.	5.000%	12/20/2019	4.563%		8,700	440	(264)	176	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.170%	$	20,700	$363	$(102)	$261	$0
	Berkshire Hathaway, Inc.	1.000%	06/20/2017	0.254%		23,900	544	(97)	447	0
	Brazil Government International Bond	1.000%	06/20/2015	0.788%		6,600	(70)	79	9	0
	Brazil Government International Bond	1.000%	06/20/2016	1.089%		8,100	(20)	11	0	(9)
	Export-Import Bank of China	1.000%	06/20/2017	0.578%		800	(34)	43	9	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.261%		4,300	53	(29)	24	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.295%		1,100	(26)	32	6	0
	Indonesia Government International Bond	1.000%	06/20/2017	0.729%		5,300	(156)	193	37	0
	Italy Government International Bond	1.000%	09/20/2016	0.574%		22,100	161	8	169	0
	Italy Government International Bond	1.000%	06/20/2019	1.114%		2,800	(20)	8	0	(12)
	Italy Government International Bond	1.000%	09/20/2019	1.155%		3,800	(2)	(23)	0	(25)
	Mexico Government International Bond	1.000%	03/20/2016	0.437%		15,800	(116)	230	114	0
	Mexico Government International Bond	1.000%	06/20/2016	0.487%		40,900	99	223	322	0
	Mexico Government International Bond	1.000%	06/20/2019	0.904%		200	1	0	1	0
	Russia Government International Bond	1.000%	09/20/2015	5.125%		1,500	(18)	(25)	0	(43)

FBF	Brazil Government International Bond	1.000%	06/20/2015	0.788%		8,200	(209)	220	11	0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%		5,500	(69)	79	10	0
	Mexico Government International Bond	1.000%	12/20/2019	0.996%		900	6	(5)	1	0
	Verizon Communications, Inc.	1.000%	09/20/2018	0.471%		500	13	(4)	9	0
	Vodafone Group PLC	1.000%	03/20/2016	0.177%		3,900	56	(15)	41	0

GST	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.083%		2,600	(46)	52	6	0
	Brazil Government International Bond	1.000%	06/20/2015	0.788%		900	(12)	13	1	0
	Italy Government International Bond	1.000%	06/20/2019	1.114%		2,800	(13)	0	0	(13)
	Italy Government International Bond	1.000%	12/20/2019	1.191%		78,000	76	(752)	0	(676)
	Japan Government International Bond	1.000%	12/20/2015	0.162%		2,800	69	(45)	24	0
	Mexico Government International Bond	1.000%	06/20/2017	0.613%		500	(5)	10	5	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		3,200	(9)	32	23	0
	Mexico Government International Bond	1.000%	12/20/2019	0.996%		13,400	73	(66)	7	0
	Petrobras International Finance Co.	1.000%	12/20/2019	4.408%		5,400	(598)	(176)	0	(774)
	Russia Government International Bond	1.000%	12/20/2019	4.779%		2,100	(258)	(71)	0	(329)

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.789%		3,300	(33)	39	6	0
	Brazil Government International Bond	1.000%	06/20/2016	1.089%		25,400	(37)	11	0	(26)
	Italy Government International Bond	1.000%	09/20/2016	0.574%		37,800	278	11	289	0
	Italy Government International Bond	1.000%	06/20/2019	1.114%		9,700	(52)	8	0	(44)
	Mexico Government International Bond	1.000%	09/20/2016	0.523%		1,000	6	3	9	0
	Mexico Government International Bond	1.000%	12/20/2016	0.549%		300	3	0	3	0
	Mexico Government International Bond	1.000%	09/20/2017	0.649%		2,400	(53)	76	23	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		1,500	(4)	15	11	0
	Russia Government International Bond	1.000%	12/20/2019	4.779%		19,000	(1,347)	(1,634)	0	(2,981)

JPM	Brazil Government International Bond	1.000%	06/20/2015	0.788%		10,900	(120)	134	14	0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%		3,300	(34)	40	6	0
	Brazil Government International Bond	1.000%	09/20/2016	1.155%		5,300	(31)	18	0	(13)
	China Government International Bond	1.000%	12/20/2019	0.821%		15,100	100	33	133	0
	Italy Government International Bond	1.000%	12/20/2019	1.191%		15,000	7	(137)	0	(130)
	Mexico Government International Bond	0.920%	03/20/2016	0.437%		1,200	0	10	10	0
	Mexico Government International Bond	1.000%	09/20/2016	0.523%		700	4	2	6	0
	Mexico Government International Bond	1.000%	12/20/2016	0.549%		1,600	22	(7)	15	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		4,500	(11)	43	32	0
	Petrobras International Finance Co.	5.000%	12/20/2019	4.408%		2,400	(59)	123	64	0

MYC	Brazil Government International Bond	1.000%	06/20/2015	0.788%		1,500	(14)	16	2	0
	China Government International Bond	1.000%	12/20/2019	0.821%		5,100	32	13	45	0
	Greece Government International Bond	1.000%	06/20/2015	13.929%	EUR	33,800	(1,570)	(795)	0	(2,365)
	Indonesia Government International Bond	1.000%	09/20/2019	1.434%	$	2,400	(56)	11	0	(45)
	Italy Government International Bond	1.000%	06/20/2017	0.722%		1,900	6	7	13	0
	Italy Government International Bond	1.000%	12/20/2019	1.191%		76,600	126	(789)	0	(663)
	Mexico Government International Bond	1.000%	09/20/2016	0.523%		7,100	(33)	93	60	0
	Mexico Government International Bond	1.000%	12/20/2019	0.996%		16,400	105	(97)	8	0
	Petrobras International Finance Co.	1.000%	12/20/2019	4.408%		4,500	(415)	(228)	0	(643)
	Spain Government International Bond	1.000%	09/20/2019	0.782%		2,200	37	(15)	22	0

RYL	China Government International Bond	1.000%	09/20/2016	0.283%		400	3	2	5	0
	Mexico Government International Bond	1.000%	09/20/2015	0.370%		5,400	(63)	89	26	0

SOG	United Kingdom Gilt	1.000%	03/20/2015	0.035%		7,900	34	(15)	19	0

UAG	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.083%		2,600	(47)	53	6	0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%		700	(7)	8	1	0
	Indonesia Government International Bond	1.000%	06/20/2017	0.729%		3,200	(99)	121	22	0
	Mexico Government International Bond	1.000%	09/20/2015	0.370%		600	(8)	11	3	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.097%	EUR	26,600	(398)	436	38	0

							$(11,409)	$(8,860)	$3,563	$(23,832)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$ 31,772	$4,001	$(4,112)	$0	$(111)

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015	17,296	2,079	(2,139)	0	(60)

FBF	CDX.EM-13 5-Year Index	5.000%	06/20/2015	940	128	(132)	0	(4)

GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015	376	47	(48)	0	(1)
	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	1,833	0	25	25	0
	iTraxx Europe Subordinated 22 5-Year Index	1.000%	12/20/2019	EUR 15,700	(923)	486	0	(437)

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$ 35,438	3,800	(3,924)	0	(124)

JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015	2,820	323	(333)	0	(10)
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	4,051	0	54	54	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	10,340	1,207	(1,243)	0	(36)

SOG	iTraxx Europe Subordinated 22 5-Year Index	1.000%	12/20/2019	EUR 24,700	(1,481)	793	0	(688)

					$9,181	$(10,573)	$79	$(1,471)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	10.770%	01/02/2017	BRL	1,700	$(9)	$(6)	$0	$(15)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		69,600	5	105	110	0

BPS	Pay	1-Year BRL-CDI	10.910%	01/02/2017		10,500	(45)	(27)	0	(72)
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		332,600	178	(1,153)	0	(975)
	Receive	1-Year BRL-CDI	11.000%	01/04/2021		131,700	100	1,480	1,580	0
	Pay	1-Year BRL-CDI	11.500%	01/04/2021		234,200	398	(1,734)	0	(1,336)

CBK	Pay	1-Year BRL-CDI	11.250%	01/04/2021		20,200	(205)	24	0	(181)

DUB	Pay	1-Year BRL-CDI	11.470%	01/02/2017		434,900	402	(1,677)	0	(1,275)
	Pay	1-Year BRL-CDI	11.250%	01/04/2021		20,200	(218)	37	0	(181)
	Pay	1-Year BRL-CDI	11.500%	01/04/2021		147,400	335	(1,176)	0	(841)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		1,400	(2)	(2)	0	(4)
	Pay	1-Year BRL-CDI	12.000%	01/04/2021		5,800	2	(3)	0	(1)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		50,000	28	51	79	0
	Pay	28-Day MXN-TIIE	6.810%	06/19/2034	MXN	98,000	95	(146)	0	(51)

FBF	Pay	1-Year BRL-CDI	13.060%	01/02/2018	BRL	12,400	21	20	41	0

GLM	Pay	1-Year BRL-CDI	10.910%	01/02/2017		1,200	(4)	(4)	0	(8)
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		342,300	328	(1,331)	0	(1,003)
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MXN	10,000	(23)	7	0	(16)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		12,300	(29)	16	0	(13)

HUS	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		13,600	(10)	22	12	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		25,000	(11)	55	44	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		80,700	(169)	41	0	(128)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		18,700	(30)	13	0	(17)

JPM	Pay	1-Year BRL-CDI	13.060%	01/02/2018	BRL	109,300	0	365	365	0
	Pay	1-Year BRL-CDI	12.330%	01/04/2021		24,600	0	88	88	0
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023	MXN	21,200	(89)	94	5	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	25

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	1-Year BRL-CDI	12.055%	01/04/2021	BRL	18,100	$28	$1	$29	$0
	Pay	1-Year BRL-CDI	12.560%	01/04/2021		10,200	84	2	86	0
	Receive	28-Day MXN-TIIE	3.370%	03/17/2015	MXN	6,040,000	1	(43)	0	(42)

UAG	Pay	1-Year BRL-CDI	13.060%	01/02/2018	BRL	51,500	94	78	172	0
	Pay	1-Year BRL-CDI	11.250%	01/04/2021		40,400	(420)	58	0	(362)
	Pay	1-Year BRL-CDI	12.535%	01/04/2021		40,800	0	231	231	0
	Receive	28-Day MXN-TIIE	3.540%	08/31/2015	MXN	1,101,000	1	(6)	0	(5)
	Pay	28-Day MXN-TIIE	5.795%	12/10/2021		27,400	0	3	3	0
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		49,000	(5)	(17)	0	(22)

							$831	$(4,534)	$2,845	$(6,548)

Total Swap Agreements							$(732)	$(23,530)	$7,589	$(31,851)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(i)	Securities with an aggregate market value of $20,371 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$31,933	$0	$508	$32,441	$(2,434)	$(2,000)	$(365)	$(4,799)	$27,642	$(26,750)	$892
BPS	39,066	0	1,589	40,655	(5,203)	(47)	(3,311)	(8,561)	32,094	(31,890)	204
BRC	9,521	0	475	9,996	(1,978)	(298)	(13,050)	(15,326)	(5,330)	5,588	258
CBK	15,483	0	330	15,813	(9,426)	(319)	(1,005)	(10,750)	5,063	(4,920)	143
DUB	26,361	0	1,478	27,839	(8,419)	(1,431)	(2,502)	(12,352)	15,487	(14,780)	707
FBF	16,606	0	113	16,719	(525)	(405)	(4)	(934)	15,785	(15,680)	105
GLM	15,701	560	0	16,261	(8,124)	(8,374)	(1,040)	(17,538)	(1,277)	1,851	574
GST	0	0	961	961	0	(17)	(2,230)	(2,247)	(1,286)	1,504	218
HUS	5,979	0	397	6,376	(525)	(675)	(3,320)	(4,520)	1,856	(1,910)	(54)
JPM	15,861	0	947	16,808	(2,825)	(2,104)	(153)	(5,082)	11,726	(10,449)	1,277
MSB	25,178	0	0	25,178	(27)	(49)	0	(76)	25,102	(22,060)	3,042
MYC	0	0	265	265	0	(2,513)	(3,794)	(6,307)	(6,042)	6,031	(11)
NAB	20,943	0	0	20,943	0	0	0	0	20,943	(19,770)	1,173
NGF	292	0	0	292	0	0	0	0	292	(650)	(358)
RBC	374	0	0	374	0	0	0	0	374	(270)	104
RYL	0	0	31	31	0	0	0	0	31	(25)	6
SCX	0	0	0	0	0	(64)	0	(64)	(64)	0	(64)
SOG	0	0	19	19	(4,092)	(289)	(688)	(5,069)	(5,050)	4,622	(428)
UAG	5,745	0	476	6,221	(1,135)	(352)	(389)	(1,876)	4,345	(4,211)	134
UBS	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)

Total Over the Counter	$229,043	$560	$7,589	$237,192	$(44,713)	$(18,943)	$(31,851)	$(95,507)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6,539	$6,539
Swap Agreements	0	0	0	0	2,176	2,176

	$0	$0	$0	$0	$8,715	$8,715

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$229,043	$0	$229,043
Purchased Options	0	0	0	0	560	560
Swap Agreements	0	4,744	0	0	2,845	7,589

	$0	$4,744	$0	$229,043	$3,405	$237,192

	$0	$4,744	$0	$229,043	$12,120	$245,907

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$612	$612
Swap Agreements	0	354	0	0	1,678	2,032

	$0	$354	$0	$0	$2,290	$2,644

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$44,713	$0	$44,713
Written Options	0	160	0	10,981	7,802	18,943
Swap Agreements	0	25,303	0	0	6,548	31,851

	$0	$25,463	$0	$55,694	$14,350	$95,507

	$0	$25,817	$0	$55,694	$16,640	$98,151

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2,426	$2,426
Futures	0	0	0	0	92,785	92,785
Swap Agreements	0	973	0	0	(25,164)	(24,191)

	$0	$973	$0	$0	$70,047	$71,020

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$103,646	$0	$103,646
Written Options	0	234	0	1,979	27,827	30,040
Swap Agreements	0	9,398	0	0	13,145	22,543

	$0	$9,632	$0	$105,625	$40,972	$156,229

	$0	$10,605	$0	$105,625	$111,019	$227,249

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$128	$128
Futures	0	0	0	0	51,624	51,624
Swap Agreements	0	1,172	0	0	(163,403)	(162,231)

	$0	$1,172	$0	$0	$(111,651)	$(110,479)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$194,178	$0	$194,178
Purchased Options	0	0	0	0	(127)	(127)
Written Options	0	268	0	1,125	(3,676)	(2,283)
Swap Agreements	0	(16,654)	0	0	(4,553)	(21,207)

	$0	$(16,386)	$0	$195,303	$(8,356)	$170,561

	$0	$(15,214)	$0	$195,303	$(120,007)	$60,082

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	27

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

December 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$55,084	$0	$55,084
Corporate Bonds & Notes
Banking & Finance	0	1,452,434	17,969	1,470,403
Industrials	0	152,785	5,177	157,962
Utilities	0	273,043	0	273,043
Municipal Bonds & Notes
California	0	300,191	0	300,191
Illinois	0	2,850	0	2,850
Iowa	0	655	0	655
Mississippi	0	2,916	0	2,916
Nebraska	0	7,634	0	7,634
Nevada	0	6,017	0	6,017
New Jersey	0	43,228	0	43,228
New York	0	14,686	0	14,686
Ohio	0	50,172	0	50,172
Texas	0	27,840	0	27,840
Washington	0	20,518	0	20,518
Wisconsin	0	3,557	0	3,557
U.S. Government Agencies	0	1,808,760	0	1,808,760
U.S. Treasury Obligations	0	2,042,875	0	2,042,875
Mortgage-Backed Securities	0	523,847	4,810	528,657
Asset-Backed Securities	0	332,405	0	332,405
Sovereign Issues	0	1,288,691	0	1,288,691
Convertible Preferred Securities
Banking & Finance	0	12,517	0	12,517
Preferred Securities
Banking & Finance	13,190	0	0	13,190
Short-Term Instruments
Certificates of Deposit	0	129,631	0	129,631
Repurchase Agreements	0	2,426	0	2,426

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Mexico Treasury Bills	$0	$542,414	$0	$542,414
U.S. Treasury Bills	0	6,594	0	6,594
	$13,190	$9,103,770	$27,956	$9,144,916

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,038,357	$0	$0	$1,038,357

Total Investments	$1,051,547	$9,103,770	$27,956	$10,183,273

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(93,422)	$0	$(93,422)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6,539	2,176	0	8,715
Over the counter	0	237,192	0	237,192
	$6,539	$239,368	$0	$245,907

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(612)	(2,032)	0	(2,644)
Over the counter	0	(95,507)	0	(95,507)
	$(612)	$(97,539)	$0	$(98,151)

Totals	$1,057,474	$9,152,177	$27,956	$10,237,607

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after

December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.
■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market

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value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2014, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and

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Notes to Financial Statements (Cont.)

volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central

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Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$17	$22,900	$(22,917)	$0	$0	$0	$1	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$412,223	$6,583,520	$(5,949,400)	$(1,119)	$(6,867)	$1,038,357	$13,502	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets

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Notes to Financial Statements (Cont.)

determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s

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exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its

ANNUAL REPORT	DECEMBER 31, 2014	37

Notes to Financial Statements (Cont.)

obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. Treasury issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

ANNUAL REPORT	DECEMBER 31, 2014	39

Notes to Financial Statements (Cont.)

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to

ANNUAL REPORT	DECEMBER 31, 2014	41

Notes to Financial Statements (Cont.)

Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Purchases	Sales
$1,495,594	$253,840

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$22,519,756	$26,154,778	$3,233,600	$1,901,636

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,618	$29,228	4,809	$54,787
Administrative Class	66,131	738,970	104,111	1,180,306
Advisor Class	34,944	390,545	61,815	701,151
Issued as reinvestment of distributions
Institutional Class	531	5,939	1,073	12,090
Administrative Class	13,977	156,463	22,323	250,661
Advisor Class	4,487	50,234	5,632	63,114
Cost of shares redeemed
Institutional Class	(9,374)	(104,925)	(22,315)	(246,293)
Administrative Class	(229,307)	(2,568,442)	(176,233)	(1,984,315)
Advisor Class	(23,345)	(261,256)	(24,664)	(277,921)
Net increase (decrease) resulting from Portfolio share transactions	(139,338)	$(1,563,244)	(23,449)	$(246,420)

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 29% of the Portfolio. One shareholder is a related party and comprises 13% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

ANNUAL REPORT	DECEMBER 31, 2014	43

Notes to Financial Statements (Cont.)

December 31, 2014

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$397,549	$83,285	$(93,259)	$(3,938)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected Securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$10,162,896	$258,393	$(238,016)	$20,377

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback transactions, and convertible preferred securities.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$212,706	$—	$—
12/31/2013	$280,799	$45,067	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

44	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

ANNUAL REPORT	DECEMBER 31, 2014	45

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
DEU	Deutsche Bank Securities, Inc.	JPS	JPMorgan Securities, Inc.	SOG	Societe Generale
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	INR	Indian Rupee
BRL	Brazilian Real	EUR	Euro	JPY	Japanese Yen
CAD	Canadian Dollar	GBP	British Pound	MXN	Mexican Peso
CHF	Swiss Franc	ILS	Israeli Shekel	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	FSB	Federal Savings Bank	TBD	To Be Determined
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDO	Collateralized Debt Obligation

46	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

6.72%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.51%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2014	47

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	49

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

50	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	53

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	55

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT73AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Total Return Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets selloff, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, short sale risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart

4	PIMCO VARIABLE INSURANCE TRUST

measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	20.1%
Corporate Bonds & Notes	18.7%
U.S. Government Agencies	17.8%
Short-Term Instruments‡	16.9%
Sovereign Issues	12.7%
Mortgage-Backed Securities	5.2%
Other	8.6%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Years	Class Inception (02/28/2006)
PIMCO Total Return Portfolio Advisor Class	4.17%	4.54%	5.96%
Barclays U.S. Aggregate Index±	5.97%	4.45%	5.01%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Advisor Class shares.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,010.20	$1,021.54
Expenses Paid During Period†	$3.82	$3.84
Net Annualized Expense Ratio	0.75%	0.75%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An underweight to the longer-term portion of the U.S. Treasury yield curve throughout the reporting period detracted from performance as longer-term U.S. Treasury yields fell.

»	An allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as break-even inflation levels narrowed during the reporting period.

»	Exposure to U.S. dollar-denominated emerging market sovereign debt detracted from performance as these securities underperformed like-duration U.S. Treasuries during the reporting period.

»	An overweight to the U.S. dollar versus the euro and Japanese yen added to returns as these currencies depreciated against the U.S. dollar during the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities generally rose during the reporting period.

»	Exposure Italian and Spanish sovereign debt added to performance as Italian and Spanish sovereign interest rates declined during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Total Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010

Advisor Class
Net asset value beginning of year	$10.98	$11.55	$11.02	$11.08	$10.82
Net investment income (a)	0.17	0.16	0.23	0.25	0.23
Net realized/unrealized gain (loss)	0.29	(0.39)	0.80	0.13	0.63
Net increase (decrease) from investment operations	0.46	(0.23)	1.03	0.38	0.86
Dividends from net investment income	(0.24)	(0.24)	(0.28)	(0.28)	(0.26)
Distributions from net realized capital gains	0.00	(0.10)	(0.22)	(0.16)	(0.34)
Total distributions	(0.24)	(0.34)	(0.50)	(0.44)	(0.60)
Net asset value end of year	$11.20	$10.98	$11.55	$11.02	$11.08
Total return	4.17%	(2.06)%	9.49%	3.50%	8.00%
Net assets end of year (000s)	$2,439,681	$2,213,692	$1,834,684	$1,091,459	$565,521
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	1.51%	1.44%	2.02%	2.25%	2.00%
Portfolio turnover rate	313%	305%	495%	424%	484%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$9,144,916
Investments in Affiliates	1,038,357
Financial Derivative Instruments
Exchange-traded or centrally cleared	8,715
Over the counter	237,192
Cash	3,579
Deposits with counterparty	4,635
Foreign currency, at value	14,479
Receivable for investments sold	539,558
Receivable for Portfolio shares sold	4,091
Interest and dividends receivable	54,412
Dividends receivable from Affiliates	7,469
Other assets	2
11,057,405

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$38,246
Payable for sale-buyback transactions	25,582
Payable for short sales	93,422
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,644
Over the counter	95,507
Payable for investments purchased	1,706,674
Payable for investments in Affiliates purchased	7,469
Deposits from counterparty	161,324
Payable for Portfolio shares redeemed	21,863
Accrued investment advisory fees	1,969
Accrued supervisory and administrative fees	1,968
Accrued distribution fees	534
Accrued servicing fees	832
Other liabilities	80
2,158,114

Net Assets	$8,899,291

Net Assets Consist of:
Paid in capital	$8,515,654
Undistributed net investment income	208,713
Accumulated undistributed net realized gain	63,224
Net unrealized appreciation	111,700
$8,899,291

Net Assets:
Institutional Class	$214,717
Administrative Class	6,244,893
Advisor Class	2,439,681

Shares Issued and Outstanding:
Institutional Class	19,166
Administrative Class	557,426
Advisor Class	217,769

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.20
Administrative Class	11.20
Advisor Class	11.20

Cost of Investments in Securities	$9,115,095
Cost of Investments in Affiliates	$1,045,474
Cost of Foreign Currency Held	$14,557
Proceeds Received on Short Sales	$93,422
Cost or Premiums of Financial Derivative Instruments, net	$(22,147)

* Includes repurchase agreements of:	$2,426

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$210,614
Dividends	1,365
Dividends from Investments in Affiliates	13,503
Total Income	225,482

Expenses:
Investment advisory fees	25,102
Supervisory and administrative fees	25,103
Servicing fees - Administrative Class	11,121
Distribution and/or servicing fees - Advisor Class	5,905
Interest expense	48
Trustee fees	121
Total Expenses	67,400

Net Investment Income	158,082

Net Realized Gain (Loss):
Investments in securities	31,747
Investments in Affiliates	(1,119)
Exchange-traded or centrally cleared financial derivative instruments	71,020
Over the counter financial derivative instruments	156,229
Foreign currency	1,572
Net Realized Gain	259,449

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(43,024)
Investments in Affiliates	(6,867)
Exchange-traded or centrally cleared financial derivative instruments	(110,479)
Over the counter financial derivative instruments	170,561
Foreign currency assets and liabilities	(893)
Net Change in Unrealized Appreciation	9,298
Net Gain	268,747

Net Increase in Net Assets Resulting from Operations	$426,829

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

(Decrease) in Net Assets from:

Operations:
Net investment income	$158,082	$166,268
Net realized gain (loss)	259,449	(57,171)
Net change in unrealized appreciation (depreciation)	9,298	(339,819)
Net increase (decrease) in net assets resulting from operations	426,829	(230,722)

Distributions to Shareholders:
From net investment income
Institutional Class	(5,939)	(9,647)
Administrative Class	(156,533)	(183,002)
Advisor Class	(50,234)	(43,821)
From net realized capital gains
Institutional Class	0	(2,443)
Administrative Class	0	(67,659)
Advisor Class	0	(19,294)

Total Distributions	(212,706)	(325,866)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(1,563,244)	(246,420)

Total (Decrease) in Net Assets	(1,349,121)	(803,008)

Net Assets:
Beginning of year	10,248,412	11,051,420
End of year*	$8,899,291	$10,248,412

* Including undistributed net investment income of:	$208,713	$193,651

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.7%

BANK LOAN OBLIGATIONS 0.6%
Biomet, Inc.
3.169% due 03/25/2015		$247	$247
Chrysler Group LLC
3.500% due 05/24/2017		28,353	28,318
Community Health Systems, Inc.
3.486% due 01/25/2017		1,194	1,189
H.J. Heinz Co.
3.500% due 06/05/2020		20,976	20,890
HCA, Inc.
2.669% due 05/02/2016		485	483
2.919% due 03/31/2017		3,980	3,957

Total Bank Loan Obligations (Cost $55,315)			55,084

CORPORATE BONDS & NOTES 21.4%

BANKING & FINANCE 16.5%
Ally Financial, Inc.
2.750% due 01/30/2017		46,500	46,471
4.625% due 06/26/2015		6,200	6,254
5.500% due 02/15/2017		12,200	12,840
8.300% due 02/12/2015		46,100	46,388
American Express Bank FSB
6.000% due 09/13/2017		3,600	4,016
American Express Centurion Bank
6.000% due 09/13/2017		3,900	4,350
American International Group, Inc.
5.050% due 10/01/2015		7,300	7,524
6.250% due 03/15/2087		2,100	2,358
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (c)	EUR	1,100	1,519
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$1,800	1,834
4.500% due 04/06/2015		13,100	13,212
Banco Santander Chile
1.130% due 04/11/2017		7,900	7,869
Bank of America Corp.
0.562% due 08/15/2016		2,800	2,779
0.843% due 08/25/2017		5,300	5,298
1.500% due 10/09/2015		19,200	19,285
3.700% due 09/01/2015		10,350	10,533
3.750% due 07/12/2016		5,000	5,182
5.750% due 12/01/2017		10,000	11,057
6.500% due 08/01/2016		32,700	35,250
6.875% due 04/25/2018		18,600	21,380
Bank of America N.A.
0.703% due 11/14/2016		44,700	44,679
6.000% due 10/15/2036		1,700	2,136
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		2,100	2,300
Bank of Nova Scotia
1.950% due 01/30/2017		500	508
Barclays Bank PLC
2.250% due 05/10/2017		1,000	1,021
7.625% due 11/21/2022		800	876
7.750% due 04/10/2023		900	982
10.179% due 06/12/2021		1,900	2,557
Barclays PLC
8.000% due 12/15/2020 (c)	EUR	800	1,012
BBVA Bancomer S.A.
4.500% due 03/10/2016		$3,200	3,312
6.500% due 03/10/2021		6,400	6,963
7.250% due 04/22/2020		6,400	7,072
Bear Stearns Cos. LLC
6.400% due 10/02/2017		25,100	28,130

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 02/01/2018		$11,200	$12,918
Blackstone CQP Holdco LP
9.296% due 03/18/2019		4,293	4,291
BNP Paribas S.A.
0.542% due 11/07/2015		46,800	46,739
BPCE S.A.
4.625% due 07/11/2024		2,300	2,237
Citigroup, Inc.
0.506% due 06/09/2016		13,100	12,979
0.752% due 05/01/2017		65,200	65,071
4.875% due 05/07/2015		9,982	10,116
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875% due 03/19/2020	EUR	7,600	10,940
11.000% due 06/30/2019 (c)		$18,800	24,243
Credit Agricole S.A.
8.375% due 10/13/2019 (c)		1,500	1,736
Credit Suisse
0.539% due 03/11/2016		20,800	20,798
European Investment Bank
0.500% due 08/10/2023	AUD	2,600	1,599
Export-Import Bank of India
2.407% due 03/30/2016		$5,000	5,049
Fifth Third Bancorp
0.667% due 12/20/2016		3,000	2,977
Ford Motor Credit Co. LLC
0.755% due 09/08/2017		12,400	12,323
1.700% due 05/09/2016		9,220	9,258
3.875% due 01/15/2015		900	901
3.984% due 06/15/2016		1,400	1,450
6.625% due 08/15/2017		8,900	9,928
7.000% due 04/15/2015		7,500	7,630
8.000% due 12/15/2016		500	560
General Electric Capital Corp.
3.800% due 06/18/2019		8,300	8,827
6.375% due 11/15/2067		9,600	10,320
General Motors Financial Co., Inc.
2.750% due 05/15/2016		4,000	4,073
GMAC International Finance BV
7.500% due 04/21/2015	EUR	800	984
Goldman Sachs Group, Inc.
3.300% due 05/03/2015		$7,400	7,461
GSPA Monetization Trust
6.422% due 10/09/2029		15,725	17,969
HBOS PLC
0.882% due 09/01/2016	EUR	200	241
0.935% due 09/06/2017		$7,700	7,685
International Lease Finance Corp.
4.875% due 04/01/2015		7,300	7,367
5.750% due 05/15/2016		2,300	2,391
6.750% due 09/01/2016		9,100	9,714
7.125% due 09/01/2018		7,000	7,857
8.625% due 09/15/2015		6,700	7,002
8.750% due 03/15/2017		800	888
JPMorgan Chase & Co.
0.752% due 02/15/2017		75,600	75,448
1.064% due 05/30/2017	GBP	14,500	22,342
3.700% due 01/20/2015		$1,100	1,102
4.750% due 03/01/2015		18,900	19,009
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		11,000	12,217
KBC Bank NV
8.000% due 01/25/2023		6,000	6,750
Korea Development Bank
4.375% due 08/10/2015		5,400	5,516
Korea Exchange Bank
3.125% due 06/26/2017		5,200	5,366

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Finance Corp.
3.250% due 09/20/2016		$2,400	$2,479
LBG Capital PLC
8.000% due 06/15/2020 (c)		2,400	2,565
8.500% due 12/17/2021 (c)		1,100	1,194
15.000% due 12/21/2019	GBP	8,200	17,599
Lloyds Bank PLC
12.000% due 12/16/2024 (c)		$42,600	60,918
Lloyds Banking Group PLC
7.625% due 06/27/2023 (c)	GBP	5,400	8,429
Metropolitan Life Global Funding
0.382% due 06/23/2016		$10,600	10,585
Mizuho Bank Ltd.
0.705% due 09/25/2017		1,600	1,602
Morgan Stanley
0.711% due 10/15/2015		700	701
6.000% due 04/28/2015		47,724	48,503
National Australia Bank Ltd.
0.537% due 06/30/2017		63,500	63,508
National Bank of Canada
2.200% due 10/19/2016		2,500	2,557
Nationwide Building Society
6.250% due 02/25/2020		3,600	4,228
Navient Corp.
5.000% due 04/15/2015		5,800	5,858
6.000% due 01/25/2017		4,200	4,410
6.250% due 01/25/2016		24,450	25,489
8.450% due 06/15/2018		17,600	19,668
Novo Banco S.A.
2.625% due 05/08/2017	EUR	3,000	3,396
4.000% due 01/21/2019		7,700	9,061
5.875% due 11/09/2015		13,200	16,152
QNB Finance Ltd.
3.125% due 11/16/2015		$3,000	3,060
Rabobank Group
0.513% due 11/23/2016		50,600	50,667
0.563% due 04/28/2017		18,300	18,298
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (c)		31,200	35,256
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		500	468
5.499% due 07/07/2015		14,500	14,391
Springleaf Finance Corp.
6.900% due 12/15/2017		64,200	68,533
State Bank of India
4.500% due 07/27/2015		6,000	6,109
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		5,916	6,164
Stone Street Trust
5.902% due 12/15/2015		9,500	9,891
Turkiye Garanti Bankasi A/S
2.731% due 04/20/2016		3,100	3,108
UBS AG
5.125% due 05/15/2024		1,700	1,711
7.625% due 08/17/2022		1,000	1,179
VTB Bank OJSC Via VTB Capital S.A.
6.465% due 03/04/2015		9,900	9,841
Wells Fargo & Co.
7.980% due 03/15/2018 (c)		40,900	45,348
Wells Fargo Capital
5.950% due 12/01/2086		15,900	16,258

			1,470,403

INDUSTRIALS 1.8%
Amgen, Inc.
2.300% due 06/15/2016		7,700	7,826

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Apple, Inc.
2.850% due 05/06/2021		$4,400	$4,505
BAT International Finance PLC
1.400% due 06/05/2015		1,600	1,603
Braskem Finance Ltd.
5.750% due 04/15/2021		2,700	2,734
Con-way, Inc.
7.250% due 01/15/2018		2,600	2,957
CSN Islands Corp.
6.875% due 09/21/2019		2,600	2,425
Daimler Finance North America LLC
1.300% due 07/31/2015		11,500	11,550
Gerdau Trade, Inc.
5.750% due 01/30/2021		1,900	1,939
GTL Trade Finance, Inc.
7.250% due 10/20/2017		1,400	1,526
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	36,000	35,764
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		$3,600	3,693
Kinder Morgan, Inc.
2.000% due 12/01/2017		16,800	16,709
MMC Norilsk Nickel OJSC Via MMC Finance Ltd.
5.550% due 10/28/2020		2,000	1,822
Noble Group Ltd.
4.875% due 08/05/2015		700	713
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		4,838	5,177
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		3,753	3,378
6.750% due 10/01/2022		1,885	1,730
Petrobras International Finance Co. S.A.
3.500% due 02/06/2017		1,800	1,723
3.875% due 01/27/2016		1,400	1,377
7.875% due 03/15/2019		40,500	42,823
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		4,600	4,813
Rohm & Haas Co.
6.000% due 09/15/2017		1,062	1,175

			157,962

UTILITIES 3.1%
BellSouth Corp.
4.182% due 04/26/2021		22,500	22,723
BP Capital Markets PLC
2.521% due 01/15/2020		16,400	16,431
Dynegy Finance, Inc.
6.750% due 11/01/2019		22,850	23,278
7.375% due 11/01/2022		8,100	8,252
7.625% due 11/01/2024		4,000	4,085
Entergy Corp.
3.625% due 09/15/2015		12,200	12,376
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		2,300	2,260
9.250% due 04/23/2019		22,200	22,744
Majapahit Holding BV
7.250% due 06/28/2017		4,700	5,201
7.750% due 10/17/2016		3,405	3,745
7.750% due 01/20/2020		3,100	3,604
8.000% due 08/07/2019		5,100	5,936
Novatek OAO Via Novatek Finance Ltd.
5.326% due 02/03/2016		2,000	1,938
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		12,132	11,404
Petrobras Global Finance BV
1.852% due 05/20/2016		700	670

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 05/20/2016	$1,200	$1,149
2.371% due 01/15/2019	2,400	2,135
2.603% due 03/17/2017	2,800	2,592
3.123% due 03/17/2020	100	91
3.250% due 03/17/2017	1,100	1,040
Qtel International Finance Ltd.
3.375% due 10/14/2016	11,300	11,624
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	800	900
6.750% due 09/30/2019	2,000	2,363
Rosneft Finance S.A.
6.625% due 03/20/2017	1,000	935
7.875% due 03/13/2018	3,000	2,780
Verizon Communications, Inc.
1.991% due 09/14/2018	45,400	47,270
2.500% due 09/15/2016	3,772	3,858
3.000% due 11/01/2021	6,800	6,717
3.500% due 11/01/2024	30,400	29,929
3.650% due 09/14/2018	14,200	15,013

		273,043

Total Corporate Bonds & Notes (Cost $1,866,532)		1,901,408

MUNICIPAL BONDS & NOTES 5.4%

CALIFORNIA 3.4%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	2,200	3,030
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	2,700	3,954
7.043% due 04/01/2050	9,300	13,839
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,200	2,757
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	17,900	26,628
7.550% due 04/01/2039	2,000	3,088
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	24,800	38,721
7.625% due 03/01/2040	18,600	28,570
7.700% due 11/01/2030	100	126
7.950% due 03/01/2036	29,300	36,251
California Statewide Communities Development Authority Revenue Bonds, Series 2010
7.550% due 05/15/2040	8,200	11,058
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	1,400	1,057
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	8,200	10,258
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,200	1,596
7.618% due 08/01/2040	15,400	22,486
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	8,100	11,294
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	2,000	2,531
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	1,300	1,565

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	$9,500	$11,873
6.548% due 05/15/2048	9,200	12,589
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	458
7.021% due 08/01/2040	700	808
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	11,800	16,787
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.950% due 11/01/2050	26,285	38,356
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.125% due 06/01/2046	655	511

		300,191

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	2,400	2,850

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	655	655

MISSISSIPPI 0.0%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.313% due 01/01/2033	2,300	2,916

NEBRASKA 0.1%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	6,500	7,634

NEVADA 0.1%
Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	4,100	6,017

NEW JERSEY 0.5%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024	22,540	15,409
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	18,500	27,819

		43,228

NEW YORK 0.2%
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	6,100	7,293
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	1,400	1,892
6.282% due 06/15/2042	2,100	2,433
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	2,500	3,068

		14,686

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 0.6%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	$29,100	$47,008
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	3,600	3,164

		50,172

TEXAS 0.3%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	20,700	27,840

WASHINGTON 0.2%
Energy Northwest, Washington Revenue Notes, Series 2012
2.803% due 07/01/2021	20,000	20,518

WISCONSIN 0.0%
Wisconsin State Revenue Bonds, (AGM Insured), Series 2008
5.050% due 05/01/2018	3,200	3,557

Total Municipal Bonds & Notes (Cost $403,684)		480,264

U.S. GOVERNMENT AGENCIES 20.3%
Fannie Mae
0.230% due 12/25/2036 -07/25/2037	2,415	2,349
0.420% due 05/25/2037	368	368
0.520% due 03/25/2044	1,419	1,417
0.580% due 09/25/2035	852	857
0.870% due 10/25/2037	1,167	1,186
0.875% due 12/20/2017 -05/21/2018	19,600	19,370
1.125% due 04/27/2017 (g)	19,100	19,218
1.250% due 01/30/2017	3,200	3,230
1.315% due 06/01/2043 -07/01/2044	1,760	1,808
1.515% due 09/01/2040	5	6
1.700% due 04/01/2035	3,311	3,462
1.875% due 09/18/2018	2,100	2,135
1.940% due 08/01/2035	860	922
2.192% due 05/25/2035	294	303
2.292% due 01/01/2025	9	9
2.310% due 08/01/2022	4,700	4,668
2.334% due 09/01/2039	23	24
2.340% due 11/01/2025	1	1
2.475% due 04/01/2019	14,627	14,976
2.670% due 08/01/2022	769	780
2.870% due 09/01/2027	6,700	6,664
3.000% due 09/01/2020 - 02/01/2045	213,315	217,832
3.330% due 11/01/2021	1,326	1,395
3.500% due 01/01/2030 - 01/01/2045	73,000	76,814
3.802% due 10/01/2032	409	422
3.853% due 11/01/2035	77	82
4.000% due 01/01/2026 - 01/01/2045	186,339	198,843
4.371% due 12/01/2036	648	693
4.478% due 09/01/2034	434	465
4.500% due 08/01/2018 - 02/01/2045	394,160	427,671
4.979% due 09/01/2035	206	221

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 05/11/2017 (g)	$1,600	$1,751
5.000% due 01/01/2023 - 02/01/2045	147,382	162,844
5.108% due 08/01/2035	221	236
5.375% due 06/12/2017 (g)	8,100	8,961
5.500% due 09/01/2017 - 02/01/2045	119,400	133,660
6.000% due 09/01/2016 - 01/01/2045	148,456	168,494
6.500% due 11/01/2034	64	73
7.000% due 04/25/2023 - 06/01/2032	637	723
Freddie Mac
0.611% due 11/15/2030	6	7
0.661% due 09/15/2030	7	7
0.875% due 03/07/2018	3,300	3,262
0.881% due 05/15/2037	415	423
1.000% due 03/08/2017 (g)	65,200	65,422
1.000% due 09/29/2017	24,900	24,859
1.250% due 08/01/2019 - 10/02/2019	34,900	34,204
1.315% due 02/25/2045	284	291
1.750% due 05/30/2019	400	402
2.482% due 07/01/2027 - 01/01/2028	1	1
2.533% due 07/01/2030	1	1
3.750% due 03/27/2019	1,700	1,851
4.000% due 04/01/2029 - 01/01/2045	101,263	107,997
4.500% due 03/01/2029 - 01/01/2045	62,668	67,948
5.500% due 10/01/2034 - 10/01/2038	5,398	6,060
6.000% due 07/01/2016 - 01/01/2045	8,755	9,934
6.500% due 06/01/2016 - 10/01/2037	100	110
7.000% due 06/15/2023	327	363
7.500% due 07/15/2030 - 03/01/2032	75	85
8.500% due 08/01/2024	4	5
Ginnie Mae
0.761% due 02/16/2030	73	73
1.625% due 04/20/2026 - 02/20/2032	313	325
2.000% due 07/20/2030	3	4
6.000% due 12/15/2038 - 11/15/2039	77	87
Small Business Administration
5.130% due 09/01/2023	16	17
6.290% due 01/01/2021	28	30
7.500% due 04/01/2017	56	59

Total U.S. Government Agencies (Cost $1,792,042)		1,808,760

U.S. TREASURY OBLIGATIONS 23.0%
U.S. Treasury Bonds
3.000% due 11/15/2044	101,600	106,807
3.125% due 08/15/2044 (e)	153,600	165,396
3.375% due 05/15/2044 (i)	268,900	303,017
3.625% due 02/15/2044	4,300	5,066
3.750% due 11/15/2043	2,300	2,767
U.S. Treasury Inflation Protected Securities (b)
0.125% due 01/15/2022	166,586	162,421
0.125% due 07/15/2022	107,068	104,546
0.125% due 01/15/2023	40,323	39,082
0.375% due 07/15/2023 (g)	37,546	37,202

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 07/15/2021		$87,890	$89,188
1.125% due 01/15/2021 (g)(i)		12,265	12,770
1.250% due 07/15/2020 (g)		26,565	27,932
1.750% due 01/15/2028		96,675	109,741
2.000% due 01/15/2026		160,061	183,839
2.375% due 01/15/2025 (i)		296,008	348,319
2.375% due 01/15/2027		76,058	91,255
2.500% due 01/15/2029		140,226	174,586
3.625% due 04/15/2028		3,523	4,858
3.875% due 04/15/2029		28,742	41,260
U.S. Treasury Notes
0.750% due 12/31/2017 (g)(i)		6,800	6,727
2.250% due 11/15/2024		5,900	5,940
2.375% due 08/15/2024 (i)		19,800	20,156

Total U.S. Treasury Obligations (Cost $2,022,149)			2,042,875

MORTGAGE-BACKED SECURITIES 5.9%
American Home Mortgage Investment Trust
2.332% due 02/25/2045		1,088	1,087
Arran Residential Mortgages Funding PLC
1.478% due 05/16/2047	EUR	5,528	6,739
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049		$10,955	11,748
5.728% due 05/10/2045		6,400	6,668
Banc of America Funding Trust
2.634% due 05/25/2035		1,166	1,191
6.000% due 03/25/2037 ^		8,419	7,270
Banc of America Mortgage Trust
2.730% due 05/25/2033		1,653	1,672
6.500% due 10/25/2031		104	110
BCAP LLC Trust
5.041% due 03/26/2037		1,138	1,124
Bear Stearns Adjustable Rate Mortgage Trust
2.354% due 02/25/2033		11	10
2.360% due 02/25/2036		185	185
2.504% due 04/25/2033		251	256
2.522% due 01/25/2035		662	640
2.592% due 11/25/2034		3,391	3,299
2.668% due 02/25/2033		46	43
2.730% due 04/25/2034		1,056	1,042
2.732% due 01/25/2034		581	598
2.747% due 11/25/2030		1	1
2.758% due 07/25/2034		1,250	1,231
3.013% due 11/25/2034		843	847
3.118% due 01/25/2035		352	355
Bear Stearns ALT-A Trust
2.554% due 05/25/2035		3,198	3,086
2.612% due 09/25/2035		1,901	1,635
5.401% due 05/25/2036 ^		4,590	3,504
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		868	928
5.700% due 06/11/2050		7,800	8,489
5.703% due 06/11/2050		4,541	4,573
Bear Stearns Structured Products, Inc.
2.337% due 12/26/2046		2,216	1,737
2.591% due 01/26/2036		3,865	3,073
Chase Mortgage Finance Trust
4.684% due 01/25/2036 ^		5,157	4,828
Citigroup Mortgage Loan Trust, Inc.
2.540% due 10/25/2035		532	527
2.552% due 05/25/2035		1,830	1,772
5.500% due 12/25/2035		4,346	3,108
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		1,600	1,695
Countrywide Alternative Loan Trust
0.340% due 05/25/2047		3,918	3,301

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.350% due 05/25/2047		$2,768	$2,311
0.360% due 09/25/2046 ^		35,830	30,336
0.370% due 05/25/2036		5,387	4,408
6.000% due 02/25/2037 ^		12,937	10,501
Countrywide Home Loan Mortgage Pass-Through Trust
2.313% due 02/20/2036 ^		673	617
2.418% due 11/25/2034		2,347	2,237
2.466% due 02/20/2035		3,747	3,693
6.000% due 03/25/2037 ^		4,065	3,693
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		5,951	6,322
5.383% due 02/15/2040		431	457
Credit Suisse First Boston Mortgage Securities Corp.
4.837% due 06/25/2032		19	19
Deutsche ALT-A Securities, Inc.
0.670% due 02/25/2035		653	611
Extended Stay America Trust
2.958% due 12/05/2031		1,800	1,828
First Horizon Alternative Mortgage Securities Trust
2.200% due 08/25/2035		6,305	5,589
2.240% due 09/25/2035		100	88
First Horizon Mortgage Pass-Through Trust
2.564% due 10/25/2035 ^		6,386	5,637
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		2	2
Granite Master Issuer PLC
0.365% due 12/20/2054		2,042	2,026
0.824% due 12/20/2054	GBP	2,060	3,193
Granite Mortgages PLC
0.359% due 09/20/2044	EUR	173	209
0.461% due 01/20/2044		177	215
0.938% due 01/20/2044	GBP	269	419
0.940% due 09/20/2044		1,374	2,141
Greenpoint Mortgage Pass-Through Certificates
2.786% due 10/25/2033		$1,398	1,373
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		3,400	3,630
GSR Mortgage Loan Trust
2.669% due 09/25/2035		5,915	5,953
4.979% due 11/25/2035		1,544	1,511
HarborView Mortgage Loan Trust
0.354% due 01/19/2038		6,175	5,278
0.384% due 05/19/2035		629	527
0.414% due 01/19/2036		13,277	9,235
0.494% due 01/19/2035		6,177	4,193
0.914% due 10/19/2035		4,580	3,959
2.597% due 12/19/2035 ^		5,857	4,505
2.602% due 07/19/2035		2,446	2,230
IndyMac Adjustable Rate Mortgage Trust
1.707% due 01/25/2032		2	2
IndyMac Mortgage Loan Trust
0.380% due 04/25/2046		6,947	5,539
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047		6,689	7,110
5.420% due 01/15/2049		19,732	21,091
5.637% due 03/18/2051		9,577	10,085
5.882% due 02/15/2051		1,770	1,919
JPMorgan Mortgage Trust
2.253% due 06/25/2035		821	823
2.537% due 10/25/2036		8,960	8,110
2.539% due 08/25/2034		7,061	7,108
2.636% due 02/25/2035		527	518
5.750% due 01/25/2036 ^		1,038	979
Landmark Mortgage Securities No. 3 PLC
0.840% due 04/17/2044	GBP	31,425	45,551
MASTR Adjustable Rate Mortgages Trust
0.853% due 01/25/2047 ^		$5,625	3,830

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
0.380% due 02/25/2036		$2,397	$2,214
0.420% due 11/25/2035		330	314
1.156% due 10/25/2035		908	866
2.127% due 04/25/2035		8,763	8,360
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		5,500	5,912
Morgan Stanley Capital Trust
5.610% due 04/15/2049		2,190	2,198
Morgan Stanley Re-REMIC Trust
5.796% due 08/12/2045		1,901	2,040
Prime Mortgage Trust
0.570% due 02/25/2019		1	1
0.570% due 02/25/2034		184	174
0.670% due 02/25/2035		7,226	6,883
Residential Accredit Loans, Inc. Trust
0.270% due 05/25/2037		15,396	11,829
0.355% due 08/25/2036		11,205	8,644
1.570% due 08/25/2036		15,152	12,180
3.561% due 12/25/2035		910	768
6.000% due 09/25/2036		1,888	1,521
6.000% due 02/25/2037		40,572	32,664
6.500% due 09/25/2036 ^		10,275	7,694
Residential Asset Securitization Trust
0.620% due 10/25/2035		3,404	2,925
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035		4,200	4,002
6.000% due 06/25/2037 ^		6,452	5,707
Silenus European Loan Conduit Ltd.
0.228% due 05/15/2019	EUR	214	256
Structured Adjustable Rate Mortgage Loan Trust
0.370% due 04/25/2047		$3,861	2,840
5.081% due 07/25/2035 ^		525	456
Structured Asset Mortgage Investments Trust
0.380% due 09/25/2047		6,157	4,409
0.414% due 07/19/2035		3,242	3,128
0.824% due 09/19/2032		49	48
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.116% due 07/25/2032		5	5
2.516% due 02/25/2032		7	7
Suntrust Adjustable Rate Mortgage Loan Trust
2.628% due 02/25/2037 ^		5,214	4,536
Thornburg Mortgage Securities Trust
1.470% due 03/25/2037		2,774	2,534
1.794% due 06/25/2047		23,167	20,886
Wachovia Bank Commercial Mortgage Trust
0.241% due 06/15/2020		740	738
5.509% due 04/15/2047		3,200	3,376
Wachovia Mortgage Loan Trust LLC
2.738% due 05/20/2036 ^		9,381	8,244
WaMu Mortgage Pass-Through Certificates Trust
0.460% due 10/25/2045		623	575
0.490% due 01/25/2045		5,812	5,489
1.313% due 11/25/2042		257	251
1.513% due 08/25/2042		643	594
4.005% due 12/25/2036 ^		705	645
4.568% due 07/25/2037 ^		5,554	5,198
Wells Fargo Mortgage-Backed Securities Trust
2.609% due 07/25/2036 ^		11,972	11,698
2.612% due 03/25/2036		2,702	2,697
2.615% due 12/25/2034		1,358	1,379
2.616% due 01/25/2035		1,754	1,789

Total Mortgage-Backed Securities (Cost $498,708)			528,657

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 3.7%
Accredited Mortgage Loan Trust
0.300% due 02/25/2037		$4,953	$4,735
Argent Securities Trust
0.320% due 07/25/2036		23,048	10,486
0.360% due 03/25/2036		8,135	4,347
Bear Stearns Asset-Backed Securities Trust
0.320% due 11/25/2036		19,193	15,665
0.330% due 08/25/2036		2,322	2,013
Citigroup Mortgage Loan Trust, Inc.
0.480% due 12/25/2035		4,084	3,812
Countrywide Asset-Backed Certificates
0.300% due 11/25/2037		11,295	11,173
0.305% due 01/25/2037		5,019	4,767
0.340% due 06/25/2037		7,526	6,886
0.400% due 05/25/2037		7,700	4,568
0.570% due 06/25/2036		6,900	4,961
0.970% due 08/25/2047		3,000	2,579
Credit-Based Asset Servicing and Securitization LLC
0.215% due 11/25/2036		554	315
EMC Mortgage Loan Trust
0.910% due 05/25/2040		201	182
First Franklin Mortgage Loan Trust
0.660% due 09/25/2035		2,800	2,682
Fremont Home Loan Trust
0.230% due 01/25/2037		99	50
Hillmark Funding Ltd.
0.481% due 05/21/2021		18,618	18,435
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.310% due 11/25/2036		10,330	8,241
JPMorgan Mortgage Acquisition Corp.
0.565% due 10/25/2035 ^		7,500	6,106
JPMorgan Mortgage Acquisition Trust
0.230% due 03/25/2047		910	891
0.430% due 03/25/2037		2,000	1,535
Lehman XS Trust
0.335% due 06/25/2036		5,674	4,045
Lockwood Grove CLO Ltd.
1.603% due 01/25/2024		16,400	16,400
Long Beach Mortgage Loan Trust
0.730% due 10/25/2034		156	147
3.170% due 11/25/2032		44	39
MASTR Asset-Backed Securities Trust
0.410% due 03/25/2036		7,515	4,736
0.460% due 12/25/2035		9,925	8,993
Merrill Lynch Mortgage Investors Trust
0.330% due 05/25/2037		33,336	22,768
Morgan Stanley ABS Capital, Inc. Trust
0.420% due 08/25/2036		19,893	12,855
Motor PLC
0.650% due 08/25/2021		520	520
NovaStar Mortgage Funding Trust
0.410% due 11/25/2036		4,064	1,922
Option One Mortgage Loan Trust Asset-Backed Certificates
0.630% due 11/25/2035		11,500	8,551
Panther CDO BV
0.468% due 10/15/2084	EUR	11,069	12,657
Penta CLO S.A.
0.398% due 06/04/2024		1,674	2,007
RAAC Trust
0.510% due 02/25/2036		$1,400	1,253
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		22,393	13,986
Residential Asset Securities Corp. Trust
0.330% due 06/25/2036		7,357	7,080
0.370% due 02/25/2036		1,345	1,330

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.410% due 09/25/2036		$13,800	$12,099
0.420% due 04/25/2037		7,900	6,966
0.500% due 12/25/2035		6,649	4,675
0.570% due 02/25/2036		6,800	5,441
1.040% due 05/25/2035		1,397	1,333
Securitized Asset-Backed Receivables LLC Trust
0.300% due 05/25/2037 ^		1,736	1,266
SG Mortgage Securities Trust
0.440% due 02/25/2036		3,200	1,804
SLM Private Education Loan Trust
2.811% due 12/16/2019		1,129	1,144
SLM Student Loan Trust
0.342% due 12/15/2023	EUR	12,131	14,420
Soundview Home Loan Trust
0.250% due 06/25/2037		$876	526
0.420% due 11/25/2036		19,177	13,232
Specialty Underwriting & Residential Finance Trust
0.320% due 11/25/2037		21,500	12,107
Structured Asset Securities Corp. Mortgage Loan Trust
0.340% due 12/25/2036		14,000	11,910
Washington Mutual Asset-Backed Certificates Trust
0.410% due 05/25/2036		14,552	10,187
Wells Fargo Home Equity Asset-Backed Securities Trust
0.760% due 11/25/2035		1,800	1,577

Total Asset-Backed Securities (Cost $315,879)			332,405

SOVEREIGN ISSUES 14.5%
Autonomous Community of Catalonia
3.875% due 04/07/2015	EUR	1,400	1,704
4.750% due 06/04/2018		300	392
Autonomous Community of Valencia
4.375% due 07/16/2015		700	864
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$3,200	3,219
4.125% due 09/15/2017	EUR	2,300	2,805
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	276,000	97,981
0.000% due 10/01/2015		597,600	205,374
0.000% due 01/01/2016		302,800	100,858
0.000% due 01/01/2017		16,000	4,722
0.000% due 07/01/2017		6,300	1,752
0.000% due 07/01/2018		51,900	12,852
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025		14,600	4,811
Export-Import Bank of Korea
4.000% due 01/29/2021		$5,100	5,472
4.125% due 09/09/2015		12,000	12,267
5.125% due 06/29/2020		2,100	2,372
5.875% due 01/14/2015		29,900	29,936
Italy Buoni Poliennali Del Tesoro
1.150% due 05/15/2017	EUR	31,000	37,979
2.250% due 05/15/2016		25,500	31,617
2.450% due 03/26/2016 (b)		21,077	26,104
2.750% due 12/01/2015		18,500	22,878
3.000% due 11/01/2015		51,300	63,395
3.750% due 08/01/2015		8,400	10,361
3.750% due 08/01/2016		30,200	38,429
3.750% due 09/01/2024		44,200	62,430
4.750% due 09/15/2016		7,900	10,249
4.750% due 05/01/2017		4,900	6,504
4.750% due 06/01/2017		7,400	9,838

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Housing Finance Corp.
4.125% due 12/15/2015		$2,100	$2,158
Mexico Government International Bond
8.000% due 06/11/2020	MXN	302,900	23,210
Province of Ontario
1.600% due 09/21/2016		$300	304
1.650% due 09/27/2019		2,800	2,771
3.000% due 07/16/2018		3,700	3,879
3.150% due 06/02/2022	CAD	7,600	6,920
4.000% due 10/07/2019		$700	766
4.000% due 06/02/2021	CAD	21,400	20,494
4.200% due 03/08/2018		1,100	1,027
4.200% due 06/02/2020		12,500	12,021
4.300% due 03/08/2017		900	825
4.400% due 06/02/2019		5,600	5,374
4.400% due 04/14/2020		$600	669
5.500% due 06/02/2018	CAD	2,300	2,239
Province of Quebec
2.750% due 08/25/2021		$17,100	17,476
3.500% due 07/29/2020		3,000	3,214
3.500% due 12/01/2022	CAD	6,300	5,849
3.750% due 09/01/2024		4,800	4,509
4.250% due 12/01/2021		21,200	20,623
4.500% due 12/01/2017		700	655
4.500% due 12/01/2020		2,500	2,449
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	1,700	2,204
5.250% due 02/18/2024		$10,500	11,589
Spain Government Bond
4.700% due 07/30/2041	EUR	6,000	9,737
5.150% due 10/31/2044		2,300	3,984
Spain Government International Bond
2.100% due 04/30/2017		7,200	9,038
2.750% due 10/31/2024		65,700	87,721
3.150% due 01/31/2016		6,900	8,606
3.250% due 04/30/2016		400	502
3.300% due 07/30/2016		1,300	1,644
3.750% due 10/31/2015		60,300	74,954
4.200% due 01/31/2037		5,600	8,510
4.250% due 10/31/2016		8,700	11,262
4.500% due 01/31/2018		17,600	23,814
5.400% due 01/31/2023		34,700	54,954
5.500% due 07/30/2017		2,100	2,865
United Kingdom Gilt
3.250% due 01/22/2044	GBP	18,200	32,710

Total Sovereign Issues (Cost $1,396,997)			1,288,691

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% due 12/31/2049 (c)		10,300	12,517

Total Convertible Preferred Securities (Cost $12,412)			12,517

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
GMAC Capital Trust
8.125% due 02/15/2040		500,000	13,190

Total Preferred Securities (Cost $13,075)			13,190

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.7%

CERTIFICATES OF DEPOSIT 1.5%
Banco Bilbao Vizcaya Argentaria S.A.
1.082% due 05/16/2016		$22,500	$22,485
Barclays Bank PLC
0.535% due 05/01/2015		12,000	12,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
0.290% due 06/12/2015		5,100	5,100
Credit Suisse
0.473% due 03/17/2015		6,600	6,600
Intesa Sanpaolo SpA
1.650% due 04/07/2015		2,100	2,104
Royal Bank of Canada
1.370% due 05/07/2015	CAD	95,200	81,342

			129,631

REPURCHASE AGREEMENTS (d) 0.0%
			2,426

MEXICO TREASURY BILLS 6.1%
3.000% due 01/08/2015 - 05/28/2015 (a)	MXN	8,047,411	542,414

U.S. TREASURY BILLS 0.1%
0.061% due 03/19/2015 - 05/28/2015 (a)(e)(g)(i)		$6,595	6,594

Total Short-Term Instruments (Cost $738,302)			681,065

Total Investments in Securities (Cost $9,115,095)			9,144,916

		SHARES
INVESTMENTS IN AFFILIATES 11.7%

SHORT-TERM INSTRUMENTS 11.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.7%
PIMCO Short-Term Floating NAV Portfolio III		104,757,531	1,038,357

Total Short-Term Instruments (Cost $1,045,474)			1,038,357

Total Investments in Affiliates (Cost $1,045,474)			1,038,357

Total Investments 114.4% (Cost $10,160,569)			$10,183,273

Financial Derivative Instruments (f)(h) 1.7% (Cost or Premiums, net $(22,147))			147,756

Other Assets and Liabilities, net (16.1%)			(1,431,738)

Net Assets 100.0%			$8,899,291

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$2,426	Fannie Mae 2.260% due 10/17/2022	$(2,479)	$2,426	$2,426

Total Repurchase Agreements						$(2,479)	$2,426	$2,426

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
JPS	0.190%	12/19/2014	01/07/2015	$(38,244)	$(38,246)

Total Reverse Repurchase Agreements					$(38,246)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.120%	12/23/2014	01/06/2015	$(25,572)	$(25,582)

Total Sale-Buyback Transactions					$(25,582)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2014 was $54,467 at a weighted average interest rate of (0.372%).
(3)	Payable for sale-buyback transactions includes $10 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.500%	01/01/2045	$ 21,000	$(22,742)	$(22,742)
Fannie Mae	5.000%	01/01/2045	64,000	(70,680)	(70,680)

				$(93,422)	$(93,422)

Total Short Sales				$(93,422)	$(93,422)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(e)	Securities with an aggregate market value of $63,895 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
JPS	$0	$(38,246)	$0	$0	$(38,246)	$38,044	$(202)
SSB	2,426	0	0	0	2,426	(2,479)	(53)

Master Securities Forward Transaction Agreement
GSC	0	0	(25,582)	0	(25,582)	25,453	(129)

Total Borrowings and Other Financing Transactions	$2,426	$(38,246)	$(25,582)	$0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	1,677	$119	$0	$(21)
90-Day Eurodollar June Futures	Short	06/2015	3,146	(36)	0	(39)
90-Day Eurodollar March Futures	Short	03/2016	697	42	0	(9)
90-Day Eurodollar September Futures	Short	09/2015	3,137	59	0	(39)
Canada Government 10-Year Bond March Futures	Short	03/2015	506	(1,143)	0	(266)
Euro-BTP Italy Government Bond March Futures	Long	03/2015	1,036	2,138	1,304	0
Euro-Bund 10-Year Bond March Futures	Short	03/2015	1,766	(6,169)	0	(107)
U.S. Treasury 10-Year Note March Futures	Long	03/2015	11,010	6,171	2,413	0
U.S. Treasury 30-Year Bond March Futures	Long	03/2015	10,032	25,188	2,822	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2015	3,369	(2,170)	0	(66)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2015	247	(92)	0	(5)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Short	09/2015	1,553	(843)	0	(60)

Total Futures Contracts				$23,264	$6,539	$(612)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation	Variation Margin
							Asset	Liability
iTraxx Europe 22 5-Year Index	1.000%	12/20/2019	EUR	73,100	$1,626	$154	$0	$(106)
iTraxx Europe Senior 22 5-Year Index	1.000%	12/20/2019		115,200	2,256	1,018	0	(248)

					$3,882	$1,172	$0	$(354)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.089%	02/27/2015	$	533,000	$(43)	$(40)	$0	$0
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017		130,400	(875)	(721)	23	0
Receive	3-Month USD-LIBOR	0.665%	04/17/2016		2,004,600	(333)	(505)	0	(87)
Receive	3-Month USD-LIBOR	1.000%	04/17/2017		708,500	1,866	(510)	1	0
Receive	3-Month USD-LIBOR	1.780%	12/02/2019		36,300	(81)	131	0	(28)
Receive	3-Month USD-LIBOR	1.800%	12/03/2019		226,000	(705)	(304)	0	(175)
Pay	3-Month USD-LIBOR	4.000%	06/19/2024		51,700	2,641	1,790	25	0
Pay	3-Month USD-LIBOR	2.750%	06/17/2025		3,800	113	(22)	4	0
Receive	3-Month USD-LIBOR	4.250%	06/15/2041		34,800	(10,842)	(1,706)	0	(59)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		229,000	(2,750)	(18,498)	0	(303)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		263,500	(44,767)	(57,258)	0	(406)
Receive	3-Month USD-LIBOR	2.800%	12/18/2043		213,000	(4,742)	(14,678)	0	(287)
Receive	6-Month EUR-EURIBOR	0.450%	12/09/2019	EUR	41,700	(248)	(206)	0	(7)
Receive	6-Month EUR-EURIBOR	1.250%	03/18/2025		2,000	(96)	(14)	0	(3)
Receive	6-Month EUR-EURIBOR	2.307%	10/21/2044		30,300	(2,533)	(2,533)	0	(83)
Receive	6-Month GBP-LIBOR	1.500%	09/18/2016	GBP	242,600	(3,410)	(927)	0	(69)
Receive	6-Month GBP-LIBOR	1.590%	10/05/2016		229,700	(2,056)	(2,061)	0	(63)
Receive	6-Month GBP-LIBOR	1.510%	10/07/2016		51,900	(398)	(399)	0	(14)
Receive	6-Month GBP-LIBOR	1.880%	10/05/2017		73,900	(1,464)	(1,464)	0	(53)
Receive	28-Day MXN-TIIE	3.345%	03/13/2015	MXN	2,964,000	(10)	(10)	0	(4)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	28-Day MXN-TIIE	3.420%	06/05/2015	MXN	1,489,000	$(11)	$(11)	$0	$(11)
Receive	28-Day MXN-TIIE	3.605%	12/18/2015		1,375,000	67	67	0	(18)
Receive	28-Day MXN-TIIE	3.740%	02/12/2016		602,000	10	10	0	(8)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016		524,400	974	(219)	14	0
Pay	28-Day MXN-TIIE	5.000%	09/13/2017		59,600	51	(20)	4	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017		1,097,100	1,939	(402)	84	0
Pay	28-Day MXN-TIIE	5.700%	01/18/2019		230,000	368	(92)	31	0
Pay	28-Day MXN-TIIE	6.350%	06/02/2021		28,000	72	8	7	0
Pay	28-Day MXN-TIIE	5.920%	12/08/2021		39,800	27	27	11	0
Pay	28-Day MXN-TIIE	5.850%	12/21/2021		91,400	27	27	26	0
Pay	28-Day MXN-TIIE	5.500%	09/02/2022		308,000	(477)	257	98	0
Pay	28-Day MXN-TIIE	5.750%	09/02/2022		83,000	(34)	(22)	26	0
Pay	28-Day MXN-TIIE	6.000%	06/05/2023		14,900	4	(22)	5	0
Pay	28-Day MXN-TIIE	6.915%	09/10/2029		178,200	460	212	90	0
Pay	28-Day MXN-TIIE	6.840%	11/27/2029		35,000	69	69	18	0
Pay	28-Day MXN-TIIE	6.710%	11/30/2029		314,400	309	309	158	0
Pay	28-Day MXN-TIIE	7.020%	06/08/2034		2,174,000	2,974	1,929	1,259	0
Pay	28-Day MXN-TIIE	6.810%	06/19/2034		496,800	(259)	(675)	283	0
Pay	28-Day MXN-TIIE	6.940%	12/05/2034		14,900	6	6	9	0

						$(64,157)	$(98,477)	$2,176	$(1,678)

Total Swap Agreements						$(60,275)	$(97,305)	$2,176	$(2,032)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(g)	Securities with an aggregate market value of $129,367 and cash of $4,636 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$6,539	$2,176	$8,715	$0	$(612)	$(2,032)	$(2,644)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2015		EUR	71,083	$		88,023	$2,009	$0
	01/2015		ILS	80,631			21,186	558	(44)
	01/2015	$		43,872		EUR	35,367	0	(1,076)
	01/2015			10,174		ILS	38,505	0	(302)
	01/2015			121,750		JPY	14,564,700	0	(155)
	02/2015			100		MXN	1,362	0	(8)
	03/2015		CAD	709	$		617	7	0
	03/2015		ILS	57,242			14,759	105	(25)
	05/2015		CAD	93,921			85,565	4,948	0
	06/2015		EUR	36,855			50,109	5,443	0
	06/2015	$		3,493		EUR	2,673	0	(254)
	08/2015		EUR	18,300	$		24,474	2,279	0
	08/2015		JPY	1,014,812			10,000	1,506	0
	06/2016		EUR	104,144			142,587	15,078	0
	06/2016	$		6,094		EUR	4,512	0	(570)

BPS	01/2015		BRL	48,996	$		18,858	426	0
	01/2015		EUR	40,108			49,588	1,055	0
	01/2015		ILS	31,416			8,104	49	0
	01/2015		MXN	2,857,764			216,779	23,174	0
	01/2015	$		12,955		AUD	15,500	0	(301)
	01/2015			18,446		BRL	48,996	0	(14)
	02/2015		MXN	310,159	$		23,448	2,470	0
	02/2015	$		33,809		MXN	451,899	0	(3,237)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	03/2015		ILS	15,552	$		3,979	$0	$(9)
	04/2015		BRL	333			135	13	0
	06/2015		EUR	16,570			22,472	2,390	0
	06/2015	$		17,125		EUR	12,775	0	(1,642)
	10/2015		BRL	299,600	$		108,942	4,485	0
	01/2016			98,000			38,066	4,736	0
	07/2017			6,300			2,163	268	0

BRC	02/2015	$		10,750		MXN	146,178	0	(861)
	03/2015		MXN	1,173,498	$		82,743	3,501	0
	06/2015		EUR	21,007			28,540	3,081	0
	06/2015	$		12,431		EUR	9,335	0	(1,117)
	06/2016		EUR	19,578	$		26,921	2,939	0

CBK	01/2015		AUD	86,438			73,930	3,362	0
	01/2015		EUR	57,510			71,072	1,482	0
	01/2015		JPY	39,053,346			331,306	5,264	0
	01/2015	$		288,470		EUR	232,949	0	(6,590)
	01/2015			159,547		JPY	19,080,246	643	(896)
	02/2015		AUD	10,008	$		8,154	1	0
	02/2015		EUR	20,713			25,292	220	0
	02/2015		JPY	9,588,302			79,426	0	(642)
	02/2015		MXN	70,949			5,208	408	0
	02/2015	$		9,824		CHF	9,514	0	(249)
	02/2015			1,323		MXN	18,128	0	(96)
	03/2015		CAD	98,700	$		86,139	1,298	0
	06/2015		EUR	18,091			24,730	2,805	0
	06/2015	$		11,359		EUR	8,586	0	(953)

DUB	01/2015			19,895		AUD	23,277	0	(892)
	01/2015			760,465		EUR	624,131	0	(5,235)
	02/2015		EUR	621,394	$		757,330	5,180	0
	02/2015		MXN	205,601			14,050	141	0
	05/2015			2,463,635			178,457	12,957	0
	06/2015	$		16,667		EUR	12,818	0	(1,132)
	08/2015		EUR	16,300	$		21,835	2,066	0
	10/2015		BRL	88,000			33,716	3,035	0
	01/2016			14,121			4,900	97	0
	02/2016		EUR	10,350			13,928	1,323	0
	06/2016			10,773			14,750	1,562	0
	06/2016	$		12,309		EUR	9,107	0	(1,160)

FBF	01/2015		AUD	14,138	$		11,568	26	0
	01/2015		BRL	48,996			18,446	14	0
	01/2015	$		18,932		BRL	48,996	0	(500)
	02/2015		MXN	1,142,503	$		82,818	5,634	0
	02/2015	$		5,386		MXN	79,247	0	(25)
	04/2015		BRL	15,814	$		6,419	613	0
	06/2015		EUR	30,262			41,074	4,398	0
	07/2015		BRL	51,049			18,794	531	0
	10/2015			210,000			78,608	5,390	0

GLM	01/2015		AUD	25,331			20,704	24	0
	01/2015		EUR	155,469			191,173	3,048	0
	01/2015		ILS	167,716			44,967	1,969	0
	01/2015		JPY	18,038,100			153,062	2,468	0
	01/2015	$		10,201		AUD	12,100	0	(323)
	01/2015			49,401		EUR	39,732	0	(1,323)
	01/2015			91,336		JPY	10,829,800	0	(922)
	02/2015		AUD	20,078	$		16,249	0	(108)
	02/2015		CHF	22,003			22,837	692	0
	02/2015		EUR	22,942			27,939	169	0
	02/2015		GBP	89,436			140,401	1,038	0
	02/2015		INR	254,357			4,024	38	0
	02/2015	$		11,145		CHF	10,802	0	(273)
	02/2015			7,975		JPY	960,000	41	0
	06/2015			55,760		EUR	41,738	0	(5,175)
	07/2015		BRL	117,971	$		48,418	6,214	0

HUS	01/2015		INR	157,626			2,520	25	0
	01/2015	$		42,215		JPY	4,995,200	0	(512)
	02/2015		AUD	14,766	$		12,023	6	(13)
	04/2015		BRL	15,853			6,437	617	0
	04/2015		DKK	4,483			802	73	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	08/2015		JPY	3,658,324	$		35,877	$5,258	$0

JPM	01/2015		AUD	10,004			8,192	25	0
	01/2015		EUR	198,350			245,381	5,368	0
	01/2015		ILS	190,574			50,163	1,304	0
	01/2015		INR	1,141,451			17,908	0	(101)
	01/2015		JPY	9,868,100			83,661	1,276	0
	01/2015	$		3,780		INR	236,439	0	(37)
	01/2015			146,410		JPY	17,489,600	190	(585)
	02/2015		JPY	6,111,900	$		50,770	0	(268)
	02/2015		MXN	346,792			23,735	274	0
	02/2015	$		11,185		EUR	9,144	0	(117)
	02/2015			7,939		MXN	113,985	1	(228)
	03/2015		ILS	68,904	$		17,572	1	(98)
	04/2015		BRL	33,843			12,931	507	0
	06/2015	$		14,859		EUR	11,113	0	(1,391)
	07/2015		BRL	120,000	$		49,379	6,448	0
	01/2016			81,300			28,117	467	0

MSB	01/2015		EUR	409,659			509,102	13,393	0
	01/2015		ILS	21,641			5,691	143	0
	02/2015		MXN	557,361			39,183	1,477	0
	03/2015		ILS	23,618			6,029	0	(27)
	04/2015	$		11,294		BRL	31,013	92	0
	06/2015		EUR	25,606	$		35,101	4,068	0
	07/2015		BRL	36,000			14,724	1,845	0
	06/2016		EUR	27,527			37,859	4,160	0

NAB	06/2015			41,667			56,570	6,071	0
	06/2016			59,849			82,177	8,888	0
	07/2016			45,981			62,378	5,984	0

NGF	02/2015		MXN	429,149			29,325	292	0

RBC	02/2015			122,365			8,652	374	0

SOG	01/2015	$		13,695		ILS	51,675	0	(447)
	06/2015			38,181		EUR	28,496	0	(3,645)

UAG	01/2015		INR	1,108,225	$		17,403	0	(88)
	01/2015	$		49,860		AUD	60,892	0	(148)
	02/2015		AUD	50,092	$		40,877	68	0
	02/2015		INR	67,130			1,057	5	0
	02/2015		JPY	2,077,315			17,251	0	(96)
	02/2015	$		1,973		MXN	29,097	0	(4)
	06/2015			9,936		EUR	7,539	0	(799)
	01/2016		BRL	123,500	$		47,674	5,672	0

Total Forward Foreign Currency Contracts								$229,043	$(44,713)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.205%	01/16/2020	$	46,400	$687	$560

Total Purchased Options								$687	$560

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	14,900	$(29)	$(17)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		14,900	(25)	(2)

CBK	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		28,600	(50)	(34)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		18,300	(36)	(3)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		10,300	(25)	(1)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		10,900	(8)	(10)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		10,900	(22)	(10)

GST	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		13,700	(17)	(16)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		13,700	(38)	(1)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015	EUR	7,500	$(19)	$0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		17,300	(43)	0

JPM	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		13,800	(19)	(16)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		13,800	(39)	(1)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		6,100	(5)	(6)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		6,100	(12)	(6)

SOG	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		7,400	(13)	(9)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		7,400	(12)	(1)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		14,400	(17)	(13)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		14,400	(26)	(14)

							$(455)	$(160)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC AUD versus USD	$	0.839	01/14/2015	AUD	11,200	$(64)	$(269)
	Call - OTC AUD versus USD		0.897	01/14/2015		11,200	(76)	0
	Put - OTC USD versus JPY	JPY	112.000	02/09/2015	$	8,800	(87)	(7)
	Put - OTC USD versus JPY		113.000	05/22/2015		42,100	(608)	(347)
	Put - OTC USD versus JPY		80.000	02/18/2019		4,900	(274)	(69)
	Call - OTC USD versus MXN	MXN	13.900	01/05/2015		13,800	(82)	(804)
	Put - OTC USD versus MXN		13.450	01/28/2015		9,500	(48)	0
	Call - OTC USD versus MXN		14.000	01/28/2015		9,500	(44)	(504)

BPS	Put - OTC USD versus JPY	JPY	110.500	01/05/2015		11,700	(104)	0
	Put - OTC USD versus JPY		115.000	01/12/2015		20,200	(109)	(8)
	Put - OTC USD versus JPY		111.500	02/09/2015		9,300	(75)	(6)
	Put - OTC USD versus JPY		111.750	02/09/2015		19,300	(175)	(14)

BRC	Call - OTC EUR versus USD	$	1.260	01/20/2015	EUR	16,300	(166)	(6)
	Call - OTC EUR versus USD		1.268	01/20/2015		8,300	(65)	(2)
	Put - OTC USD versus INR	INR	60.900	01/16/2015	$	11,100	(61)	0
	Call - OTC USD versus INR		63.900	01/16/2015		11,100	(61)	(32)
	Call - OTC USD versus INR		63.850	02/05/2015		12,600	(68)	(94)
	Call - OTC USD versus INR		64.250	02/25/2015		11,100	(94)	(101)
	Put - OTC USD versus JPY	JPY	112.000	03/12/2015		25,400	(303)	(63)

CBK	Call - OTC EUR versus USD	$	1.265	02/13/2015	EUR	18,700	(204)	(24)
	Put - OTC USD versus JPY	JPY	111.900	01/23/2015	$	23,300	(192)	(6)
	Put - OTC USD versus JPY		112.880	03/13/2015		13,800	(167)	(45)
	Put - OTC USD versus JPY		112.000	05/15/2015		7,700	(132)	(48)
	Put - OTC USD versus JPY		99.000	09/30/2015		54,000	(535)	(123)

DUB	Call - OTC AUD versus USD	$	0.875	01/08/2015	AUD	11,300	(63)	0
	Put - OTC AUD versus USD		0.855	01/16/2015		15,900	(169)	(630)
	Call - OTC EUR versus USD		1.268	01/27/2015	EUR	15,700	(134)	(7)
	Call - OTC EUR versus USD		1.260	02/10/2015		39,500	(461)	(60)
	Call - OTC EUR versus USD		1.270	02/18/2015		15,500	(177)	(19)
	Put - OTC USD versus JPY	JPY	112.850	03/25/2015	$	14,200	(185)	(58)
	Put - OTC USD versus JPY		112.500	05/22/2015		19,900	(226)	(148)

FBF	Call - OTC AUD versus USD	$	0.890	01/22/2015	AUD	15,900	(73)	0
	Call - OTC USD versus INR	INR	64.000	02/05/2015	$	7,100	(38)	(47)
	Put - OTC USD versus JPY	JPY	112.000	01/20/2015		41,800	(297)	(9)
	Put - OTC USD versus JPY		111.400	05/14/2015		12,100	(167)	(66)
	Call - OTC USD versus MXN	MXN	14.500	02/02/2015		12,200	(84)	(283)

GLM	Put - OTC EUR versus USD	$	1.230	01/16/2015	EUR	17,200	(191)	(380)
	Put - OTC EUR versus USD		1.225	01/23/2015		17,200	(173)	(345)
	Put - OTC USD versus BRL	BRL	2.300	01/20/2015	$	10,500	(45)	0
	Call - OTC USD versus BRL		2.800	01/20/2015		10,500	(79)	(24)
	Call - OTC USD versus INR	INR	63.500	01/12/2015		12,900	(90)	(43)
	Call - OTC USD versus INR		63.220	01/27/2015		21,300	(150)	(212)
	Put - OTC USD versus INR		61.000	02/18/2015		12,800	(67)	(4)
	Call - OTC USD versus INR		63.500	02/18/2015		12,800	(87)	(159)
	Call - OTC USD versus INR		63.850	02/25/2015		3,900	(33)	(45)
	Call - OTC USD versus JPY	JPY	119.000	01/16/2015		25,500	(263)	(341)
	Call - OTC USD versus JPY		119.000	01/30/2015		25,500	(295)	(415)
	Put - OTC USD versus JPY		113.500	05/27/2015		20,300	(294)	(193)
	Put - OTC USD versus MXN	MXN	13.250	01/28/2015		9,300	(54)	0
	Call - OTC USD versus MXN		13.850	01/28/2015		9,300	(59)	(587)
	Call - OTC USD versus MXN		14.250	02/18/2015		12,900	(97)	(506)
	Call - OTC USD versus MXN		14.480	02/20/2015		13,000	(118)	(355)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
HUS	Put - OTC USD versus INR	INR	60.000	01/06/2015	$	12,400	$(28)	$0
	Call - OTC USD versus INR		63.000	01/06/2015		12,400	(140)	(52)
	Call - OTC USD versus INR		63.850	02/25/2015		6,800	(58)	(78)
	Call - OTC USD versus INR		64.250	02/26/2015		10,400	(62)	(96)
	Put - OTC USD versus MXN	MXN	13.350	02/25/2015		8,600	(47)	0
	Call - OTC USD versus MXN		14.050	02/25/2015		8,600	(47)	(449)

JPM	Put - OTC USD versus BRL	BRL	2.300	01/21/2015		9,700	(72)	0
	Call - OTC USD versus BRL		2.800	01/21/2015		9,700	(93)	(24)
	Put - OTC USD versus BRL		2.300	01/23/2015		10,100	(79)	0
	Call - OTC USD versus BRL		2.800	01/23/2015		10,100	(79)	(30)
	Put - OTC USD versus BRL		2.400	02/12/2015		12,700	(39)	(2)
	Call - OTC USD versus BRL		2.900	02/12/2015		12,700	(100)	(38)
	Call - OTC USD versus INR	INR	63.400	01/22/2015		8,000	(51)	(58)
	Call - OTC USD versus INR		65.900	05/12/2015		27,900	(229)	(372)
	Put - OTC USD versus JPY	JPY	112.600	02/13/2015		28,200	(278)	(35)
	Put - OTC USD versus JPY		112.000	05/15/2015		4,100	(69)	(26)
	Put - OTC USD versus JPY		109.000	11/10/2015		20,400	(390)	(236)
	Call - OTC USD versus MXN	MXN	14.350	02/26/2015		36,000	(306)	(1,254)

MSB	Put - OTC USD versus BRL	BRL	2.300	01/28/2015		11,100	(55)	0
	Call - OTC USD versus BRL		2.800	01/28/2015		11,100	(153)	(44)
	Put - OTC USD versus JPY	JPY	112.000	01/20/2015		23,300	(181)	(5)

SCX	Call - OTC USD versus INR	INR	64.240	02/16/2015		8,400	(43)	(64)

SOG	Put - OTC USD versus JPY	JPY	109.000	11/19/2015		21,000	(358)	(252)

UAG	Call - OTC USD versus INR	INR	64.250	02/25/2015		21,500	(183)	(195)
	Put - OTC USD versus JPY	JPY	110.500	01/07/2015		15,000	(144)	0
	Put - OTC USD versus JPY		112.500	01/12/2015		13,400	(105)	(1)
	Put - OTC USD versus JPY		111.500	02/09/2015		9,300	(75)	(6)
	Put - OTC USD versus JPY		112.500	02/11/2015		14,500	(134)	(16)
	Put - OTC USD versus JPY		110.000	05/12/2015		27,400	(318)	(108)
	Put - OTC USD versus JPY		100.000	07/03/2015		23,800	(152)	(26)

UBS	Put - OTC USD versus JPY		112.000	02/09/2015		7,500	(75)	(6)

							$(12,106)	$(10,981)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$13,700	$(116)	$(3)
	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	32,900	(293)	(8)
	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	14,800	(191)	(4)

DUB	Floor - OTC CPURNSA Index	TBD	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	4,900	(37)	(1)
	Floor - OTC CPURNSA Index	TBD	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	15,400	(151)	(5)

						$(788)	$(21)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.950%	03/23/2015	EUR	21,500	$(56)	$(419)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.550%	03/23/2015		21,500	(178)	(6)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.270%	03/27/2015	$	42,200	(512)	(78)

GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	01/16/2018		46,400	(580)	(483)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.200%	01/20/2015	EUR	94,900	(513)	(4,282)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.600%	01/20/2015		94,900	(1,001)	0

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.770%	01/23/2015	$	120,500	(17)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/14/2015		96,700	(1,269)	(508)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.520%	09/18/2015		308,600	(2,700)	(1,979)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.820%	01/30/2015		15,500	(72)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	02/02/2015		63,700	(1,016)	(7)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.320%	01/16/2015		39,800	(406)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.300%	01/30/2015		20,500	(236)	(1)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.250%	03/02/2015		21,100	(197)	(17)

								$(8,753)	$(7,781)

Total Written Options								$(22,102)	$(18,943)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	864	$2,690,000	AUD	0	EUR	203,800	$(11,524)
Sales	9,748	7,375,500		251,700		830,100	(51,950)
Closing Buys	(2,324)	(1,351,800)		0		0	7,890
Expirations	(6,842)	(5,881,900)		(103,400)		(225,500)	28,158
Exercised	(1,446)	(892,000)		(82,800)		(182,800)	5,324

Balance at End of Period	0	$1,939,800	AUD	65,500	EUR	625,600	$(22,102)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BRC	Venezuela Government International Bond	(5.000%	)	06/20/2015	53.467%	$400	$52	$25	$77	$0

GST	Venezuela Government International Bond	(5.000%	)	06/20/2015	53.467%	4,500	517	353	870	0

JPM	Venezuela Government International Bond	(5.000%	)	06/20/2015	53.467%	800	96	59	155	0

							$665	$437	$1,102	$0

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.083%	$	5,300	$(94)	$106	$12	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%		700	(6)	8	2	0
	China Government International Bond	1.000%	09/20/2019	0.773%		3,400	41	(5)	36	0
	Italy Government International Bond	1.000%	09/20/2016	0.574%		1,100	11	(2)	9	0
	Italy Government International Bond	1.000%	12/20/2019	1.191%		40,400	118	(468)	0	(350)
	MetLife, Inc.	1.000%	09/20/2015	0.084%		7,500	(492)	545	53	0
	MetLife, Inc.	1.000%	12/20/2015	0.122%		18,100	(865)	1,026	161	0
	Mexico Government International Bond	1.000%	09/20/2015	0.370%		1,200	0	6	6	0
	Mexico Government International Bond	1.000%	12/20/2016	0.549%		1,700	16	(1)	15	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		2,200	(4)	20	16	0
	Mexico Government International Bond	1.000%	12/20/2019	0.996%		9,400	65	(60)	5	0
	Prudential Financial, Inc.	1.000%	12/20/2015	0.090%		9,000	(263)	346	83	0

BPS	Petrobras International Finance Co.	1.000%	12/20/2015	5.188%		1,000	(25)	(15)	0	(40)
	Petrobras International Finance Co.	1.000%	12/20/2019	4.408%		6,200	(642)	(246)	0	(888)
	U.S. Treasury Notes	0.250%	03/20/2016	0.099%	EUR	3,800	(54)	63	9	0

BRC	Brazil Government International Bond	1.000%	06/20/2015	0.788%	$	1,000	(14)	16	2	0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%		2,300	(20)	24	4	0
	Brazil Government International Bond	1.000%	03/20/2016	0.995%		1,100	(7)	8	1	0
	Brazil Government International Bond	1.000%	06/20/2016	1.089%		18,400	(27)	8	0	(19)
	Brazil Government International Bond	1.000%	12/20/2016	1.204%		31,000	(781)	666	0	(115)
	China Government International Bond	1.000%	12/20/2018	0.622%		900	9	5	14	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.339%		30,600	455	(146)	309	0
	Italy Government International Bond	1.000%	06/20/2019	1.114%		7,500	(49)	15	0	(34)
	Italy Government International Bond	1.000%	09/20/2019	1.155%		900	0	(6)	0	(6)
	Italy Government International Bond	1.000%	12/20/2019	1.191%		68,800	168	(764)	0	(596)
	Mexico Government International Bond	1.000%	03/20/2015	0.370%		2,900	(65)	70	5	0
	Mexico Government International Bond	1.000%	06/20/2019	0.904%		14,200	101	(38)	63	0
	Petrobras International Finance Co.	1.000%	12/20/2019	4.408%		5,000	(666)	(51)	0	(717)
	Russia Government International Bond	1.000%	09/20/2015	5.125%		4,900	(63)	(80)	0	(143)
	Russia Government International Bond	1.000%	12/20/2015	5.114%		5,900	(82)	(146)	0	(228)
	Russia Government International Bond	1.000%	09/20/2019	4.793%		66,000	(3,879)	(6,089)	0	(9,968)
	Russia Government International Bond	1.000%	12/20/2019	4.779%		7,100	(509)	(604)	0	(1,113)

CBK	Brazil Government International Bond	1.000%	09/20/2015	0.789%		1,000	(16)	18	2	0
	Brazil Government International Bond	1.000%	06/20/2016	1.089%		51,100	(156)	104	0	(52)
	China Government International Bond	1.000%	12/20/2018	0.622%		2,600	24	15	39	0
	Italy Government International Bond	1.000%	12/20/2019	1.191%		21,100	41	(224)	0	(183)
	MetLife, Inc.	1.000%	12/20/2015	0.122%		6,900	(251)	312	61	0
	Mexico Government International Bond	1.000%	03/20/2015	0.370%		2,600	(60)	64	4	0
	Mexico Government International Bond	1.000%	09/20/2015	0.370%		1,200	(18)	24	6	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		800	(1)	7	6	0
	Mexico Government International Bond	1.000%	06/20/2019	0.904%		1,900	14	(6)	8	0
	Mexico Government International Bond	1.000%	12/20/2019	0.996%		55,500	329	(301)	28	0
	Russia Government International Bond	1.000%	09/20/2015	5.125%		20,300	(237)	(352)	0	(589)
	Sprint Communications, Inc.	5.000%	12/20/2019	4.563%		8,700	440	(264)	176	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.170%	$	20,700	$363	$(102)	$261	$0
	Berkshire Hathaway, Inc.	1.000%	06/20/2017	0.254%		23,900	544	(97)	447	0
	Brazil Government International Bond	1.000%	06/20/2015	0.788%		6,600	(70)	79	9	0
	Brazil Government International Bond	1.000%	06/20/2016	1.089%		8,100	(20)	11	0	(9)
	Export-Import Bank of China	1.000%	06/20/2017	0.578%		800	(34)	43	9	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.261%		4,300	53	(29)	24	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.295%		1,100	(26)	32	6	0
	Indonesia Government International Bond	1.000%	06/20/2017	0.729%		5,300	(156)	193	37	0
	Italy Government International Bond	1.000%	09/20/2016	0.574%		22,100	161	8	169	0
	Italy Government International Bond	1.000%	06/20/2019	1.114%		2,800	(20)	8	0	(12)
	Italy Government International Bond	1.000%	09/20/2019	1.155%		3,800	(2)	(23)	0	(25)
	Mexico Government International Bond	1.000%	03/20/2016	0.437%		15,800	(116)	230	114	0
	Mexico Government International Bond	1.000%	06/20/2016	0.487%		40,900	99	223	322	0
	Mexico Government International Bond	1.000%	06/20/2019	0.904%		200	1	0	1	0
	Russia Government International Bond	1.000%	09/20/2015	5.125%		1,500	(18)	(25)	0	(43)

FBF	Brazil Government International Bond	1.000%	06/20/2015	0.788%		8,200	(209)	220	11	0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%		5,500	(69)	79	10	0
	Mexico Government International Bond	1.000%	12/20/2019	0.996%		900	6	(5)	1	0
	Verizon Communications, Inc.	1.000%	09/20/2018	0.471%		500	13	(4)	9	0
	Vodafone Group PLC	1.000%	03/20/2016	0.177%		3,900	56	(15)	41	0

GST	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.083%		2,600	(46)	52	6	0
	Brazil Government International Bond	1.000%	06/20/2015	0.788%		900	(12)	13	1	0
	Italy Government International Bond	1.000%	06/20/2019	1.114%		2,800	(13)	0	0	(13)
	Italy Government International Bond	1.000%	12/20/2019	1.191%		78,000	76	(752)	0	(676)
	Japan Government International Bond	1.000%	12/20/2015	0.162%		2,800	69	(45)	24	0
	Mexico Government International Bond	1.000%	06/20/2017	0.613%		500	(5)	10	5	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		3,200	(9)	32	23	0
	Mexico Government International Bond	1.000%	12/20/2019	0.996%		13,400	73	(66)	7	0
	Petrobras International Finance Co.	1.000%	12/20/2019	4.408%		5,400	(598)	(176)	0	(774)
	Russia Government International Bond	1.000%	12/20/2019	4.779%		2,100	(258)	(71)	0	(329)

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.789%		3,300	(33)	39	6	0
	Brazil Government International Bond	1.000%	06/20/2016	1.089%		25,400	(37)	11	0	(26)
	Italy Government International Bond	1.000%	09/20/2016	0.574%		37,800	278	11	289	0
	Italy Government International Bond	1.000%	06/20/2019	1.114%		9,700	(52)	8	0	(44)
	Mexico Government International Bond	1.000%	09/20/2016	0.523%		1,000	6	3	9	0
	Mexico Government International Bond	1.000%	12/20/2016	0.549%		300	3	0	3	0
	Mexico Government International Bond	1.000%	09/20/2017	0.649%		2,400	(53)	76	23	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		1,500	(4)	15	11	0
	Russia Government International Bond	1.000%	12/20/2019	4.779%		19,000	(1,347)	(1,634)	0	(2,981)

JPM	Brazil Government International Bond	1.000%	06/20/2015	0.788%		10,900	(120)	134	14	0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%		3,300	(34)	40	6	0
	Brazil Government International Bond	1.000%	09/20/2016	1.155%		5,300	(31)	18	0	(13)
	China Government International Bond	1.000%	12/20/2019	0.821%		15,100	100	33	133	0
	Italy Government International Bond	1.000%	12/20/2019	1.191%		15,000	7	(137)	0	(130)
	Mexico Government International Bond	0.920%	03/20/2016	0.437%		1,200	0	10	10	0
	Mexico Government International Bond	1.000%	09/20/2016	0.523%		700	4	2	6	0
	Mexico Government International Bond	1.000%	12/20/2016	0.549%		1,600	22	(7)	15	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		4,500	(11)	43	32	0
	Petrobras International Finance Co.	5.000%	12/20/2019	4.408%		2,400	(59)	123	64	0

MYC	Brazil Government International Bond	1.000%	06/20/2015	0.788%		1,500	(14)	16	2	0
	China Government International Bond	1.000%	12/20/2019	0.821%		5,100	32	13	45	0
	Greece Government International Bond	1.000%	06/20/2015	13.929%	EUR	33,800	(1,570)	(795)	0	(2,365)
	Indonesia Government International Bond	1.000%	09/20/2019	1.434%	$	2,400	(56)	11	0	(45)
	Italy Government International Bond	1.000%	06/20/2017	0.722%		1,900	6	7	13	0
	Italy Government International Bond	1.000%	12/20/2019	1.191%		76,600	126	(789)	0	(663)
	Mexico Government International Bond	1.000%	09/20/2016	0.523%		7,100	(33)	93	60	0
	Mexico Government International Bond	1.000%	12/20/2019	0.996%		16,400	105	(97)	8	0
	Petrobras International Finance Co.	1.000%	12/20/2019	4.408%		4,500	(415)	(228)	0	(643)
	Spain Government International Bond	1.000%	09/20/2019	0.782%		2,200	37	(15)	22	0

RYL	China Government International Bond	1.000%	09/20/2016	0.283%		400	3	2	5	0
	Mexico Government International Bond	1.000%	09/20/2015	0.370%		5,400	(63)	89	26	0

SOG	United Kingdom Gilt	1.000%	03/20/2015	0.035%		7,900	34	(15)	19	0

UAG	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.083%		2,600	(47)	53	6	0
	Brazil Government International Bond	1.000%	09/20/2015	0.789%		700	(7)	8	1	0
	Indonesia Government International Bond	1.000%	06/20/2017	0.729%		3,200	(99)	121	22	0
	Mexico Government International Bond	1.000%	09/20/2015	0.370%		600	(8)	11	3	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.097%	EUR	26,600	(398)	436	38	0

							$(11,409)	$(8,860)	$3,563	$(23,832)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$ 31,772	$4,001	$(4,112)	$0	$(111)

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015	17,296	2,079	(2,139)	0	(60)

FBF	CDX.EM-13 5-Year Index	5.000%	06/20/2015	940	128	(132)	0	(4)

GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015	376	47	(48)	0	(1)
	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	1,833	0	25	25	0
	iTraxx Europe Subordinated 22 5-Year Index	1.000%	12/20/2019	EUR 15,700	(923)	486	0	(437)

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$ 35,438	3,800	(3,924)	0	(124)

JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015	2,820	323	(333)	0	(10)
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	4,051	0	54	54	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	10,340	1,207	(1,243)	0	(36)

SOG	iTraxx Europe Subordinated 22 5-Year Index	1.000%	12/20/2019	EUR 24,700	(1,481)	793	0	(688)

					$9,181	$(10,573)	$79	$(1,471)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	10.770%	01/02/2017	BRL	1,700	$(9)	$(6)	$0	$(15)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		69,600	5	105	110	0

BPS	Pay	1-Year BRL-CDI	10.910%	01/02/2017		10,500	(45)	(27)	0	(72)
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		332,600	178	(1,153)	0	(975)
	Receive	1-Year BRL-CDI	11.000%	01/04/2021		131,700	100	1,480	1,580	0
	Pay	1-Year BRL-CDI	11.500%	01/04/2021		234,200	398	(1,734)	0	(1,336)

CBK	Pay	1-Year BRL-CDI	11.250%	01/04/2021		20,200	(205)	24	0	(181)

DUB	Pay	1-Year BRL-CDI	11.470%	01/02/2017		434,900	402	(1,677)	0	(1,275)
	Pay	1-Year BRL-CDI	11.250%	01/04/2021		20,200	(218)	37	0	(181)
	Pay	1-Year BRL-CDI	11.500%	01/04/2021		147,400	335	(1,176)	0	(841)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		1,400	(2)	(2)	0	(4)
	Pay	1-Year BRL-CDI	12.000%	01/04/2021		5,800	2	(3)	0	(1)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		50,000	28	51	79	0
	Pay	28-Day MXN-TIIE	6.810%	06/19/2034	MXN	98,000	95	(146)	0	(51)

FBF	Pay	1-Year BRL-CDI	13.060%	01/02/2018	BRL	12,400	21	20	41	0

GLM	Pay	1-Year BRL-CDI	10.910%	01/02/2017		1,200	(4)	(4)	0	(8)
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		342,300	328	(1,331)	0	(1,003)
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MXN	10,000	(23)	7	0	(16)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		12,300	(29)	16	0	(13)

HUS	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		13,600	(10)	22	12	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		25,000	(11)	55	44	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		80,700	(169)	41	0	(128)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		18,700	(30)	13	0	(17)

JPM	Pay	1-Year BRL-CDI	13.060%	01/02/2018	BRL	109,300	0	365	365	0
	Pay	1-Year BRL-CDI	12.330%	01/04/2021		24,600	0	88	88	0
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023	MXN	21,200	(89)	94	5	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	25

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	1-Year BRL-CDI	12.055%	01/04/2021	BRL	18,100	$28	$1	$29	$0
	Pay	1-Year BRL-CDI	12.560%	01/04/2021		10,200	84	2	86	0
	Receive	28-Day MXN-TIIE	3.370%	03/17/2015	MXN	6,040,000	1	(43)	0	(42)

UAG	Pay	1-Year BRL-CDI	13.060%	01/02/2018	BRL	51,500	94	78	172	0
	Pay	1-Year BRL-CDI	11.250%	01/04/2021		40,400	(420)	58	0	(362)
	Pay	1-Year BRL-CDI	12.535%	01/04/2021		40,800	0	231	231	0
	Receive	28-Day MXN-TIIE	3.540%	08/31/2015	MXN	1,101,000	1	(6)	0	(5)
	Pay	28-Day MXN-TIIE	5.795%	12/10/2021		27,400	0	3	3	0
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		49,000	(5)	(17)	0	(22)

							$831	$(4,534)	$2,845	$(6,548)

Total Swap Agreements							$(732)	$(23,530)	$7,589	$(31,851)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(i)	Securities with an aggregate market value of $20,371 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$31,933	$0	$508	$32,441	$(2,434)	$(2,000)	$(365)	$(4,799)	$27,642	$(26,750)	$892
BPS	39,066	0	1,589	40,655	(5,203)	(47)	(3,311)	(8,561)	32,094	(31,890)	204
BRC	9,521	0	475	9,996	(1,978)	(298)	(13,050)	(15,326)	(5,330)	5,588	258
CBK	15,483	0	330	15,813	(9,426)	(319)	(1,005)	(10,750)	5,063	(4,920)	143
DUB	26,361	0	1,478	27,839	(8,419)	(1,431)	(2,502)	(12,352)	15,487	(14,780)	707
FBF	16,606	0	113	16,719	(525)	(405)	(4)	(934)	15,785	(15,680)	105
GLM	15,701	560	0	16,261	(8,124)	(8,374)	(1,040)	(17,538)	(1,277)	1,851	574
GST	0	0	961	961	0	(17)	(2,230)	(2,247)	(1,286)	1,504	218
HUS	5,979	0	397	6,376	(525)	(675)	(3,320)	(4,520)	1,856	(1,910)	(54)
JPM	15,861	0	947	16,808	(2,825)	(2,104)	(153)	(5,082)	11,726	(10,449)	1,277
MSB	25,178	0	0	25,178	(27)	(49)	0	(76)	25,102	(22,060)	3,042
MYC	0	0	265	265	0	(2,513)	(3,794)	(6,307)	(6,042)	6,031	(11)
NAB	20,943	0	0	20,943	0	0	0	0	20,943	(19,770)	1,173
NGF	292	0	0	292	0	0	0	0	292	(650)	(358)
RBC	374	0	0	374	0	0	0	0	374	(270)	104
RYL	0	0	31	31	0	0	0	0	31	(25)	6
SCX	0	0	0	0	0	(64)	0	(64)	(64)	0	(64)
SOG	0	0	19	19	(4,092)	(289)	(688)	(5,069)	(5,050)	4,622	(428)
UAG	5,745	0	476	6,221	(1,135)	(352)	(389)	(1,876)	4,345	(4,211)	134
UBS	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)

Total Over the Counter	$229,043	$560	$7,589	$237,192	$(44,713)	$(18,943)	$(31,851)	$(95,507)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6,539	$6,539
Swap Agreements	0	0	0	0	2,176	2,176

	$0	$0	$0	$0	$8,715	$8,715

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$229,043	$0	$229,043
Purchased Options	0	0	0	0	560	560
Swap Agreements	0	4,744	0	0	2,845	7,589

	$0	$4,744	$0	$229,043	$3,405	$237,192

	$0	$4,744	$0	$229,043	$12,120	$245,907

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$612	$612
Swap Agreements	0	354	0	0	1,678	2,032

	$0	$354	$0	$0	$2,290	$2,644

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$44,713	$0	$44,713
Written Options	0	160	0	10,981	7,802	18,943
Swap Agreements	0	25,303	0	0	6,548	31,851

	$0	$25,463	$0	$55,694	$14,350	$95,507

	$0	$25,817	$0	$55,694	$16,640	$98,151

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2,426	$2,426
Futures	0	0	0	0	92,785	92,785
Swap Agreements	0	973	0	0	(25,164)	(24,191)

	$0	$973	$0	$0	$70,047	$71,020

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$103,646	$0	$103,646
Written Options	0	234	0	1,979	27,827	30,040
Swap Agreements	0	9,398	0	0	13,145	22,543

	$0	$9,632	$0	$105,625	$40,972	$156,229

	$0	$10,605	$0	$105,625	$111,019	$227,249

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$128	$128
Futures	0	0	0	0	51,624	51,624
Swap Agreements	0	1,172	0	0	(163,403)	(162,231)

	$0	$1,172	$0	$0	$(111,651)	$(110,479)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$194,178	$0	$194,178
Purchased Options	0	0	0	0	(127)	(127)
Written Options	0	268	0	1,125	(3,676)	(2,283)
Swap Agreements	0	(16,654)	0	0	(4,553)	(21,207)

	$0	$(16,386)	$0	$195,303	$(8,356)	$170,561

	$0	$(15,214)	$0	$195,303	$(120,007)	$60,082

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	27

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

December 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$55,084	$0	$55,084
Corporate Bonds & Notes
Banking & Finance	0	1,452,434	17,969	1,470,403
Industrials	0	152,785	5,177	157,962
Utilities	0	273,043	0	273,043
Municipal Bonds & Notes
California	0	300,191	0	300,191
Illinois	0	2,850	0	2,850
Iowa	0	655	0	655
Mississippi	0	2,916	0	2,916
Nebraska	0	7,634	0	7,634
Nevada	0	6,017	0	6,017
New Jersey	0	43,228	0	43,228
New York	0	14,686	0	14,686
Ohio	0	50,172	0	50,172
Texas	0	27,840	0	27,840
Washington	0	20,518	0	20,518
Wisconsin	0	3,557	0	3,557
U.S. Government Agencies	0	1,808,760	0	1,808,760
U.S. Treasury Obligations	0	2,042,875	0	2,042,875
Mortgage-Backed Securities	0	523,847	4,810	528,657
Asset-Backed Securities	0	332,405	0	332,405
Sovereign Issues	0	1,288,691	0	1,288,691
Convertible Preferred Securities
Banking & Finance	0	12,517	0	12,517
Preferred Securities
Banking & Finance	13,190	0	0	13,190
Short-Term Instruments
Certificates of Deposit	0	129,631	0	129,631
Repurchase Agreements	0	2,426	0	2,426

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Mexico Treasury Bills	$0	$542,414	$0	$542,414
U.S. Treasury Bills	0	6,594	0	6,594
	$13,190	$9,103,770	$27,956	$9,144,916

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,038,357	$0	$0	$1,038,357

Total Investments	$1,051,547	$9,103,770	$27,956	$10,183,273

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(93,422)	$0	$(93,422)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6,539	2,176	0	8,715
Over the counter	0	237,192	0	237,192
	$6,539	$239,368	$0	$245,907

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(612)	(2,032)	0	(2,644)
Over the counter	0	(95,507)	0	(95,507)
	$(612)	$(97,539)	$0	$(98,151)

Totals	$1,057,474	$9,152,177	$27,956	$10,237,607

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented in these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after

December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.
■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2014	31

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2014, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and

ANNUAL REPORT	DECEMBER 31, 2014	33

Notes to Financial Statements (Cont.)

volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central

34	PIMCO VARIABLE INSURANCE TRUST

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Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$17	$22,900	$(22,917)	$0	$0	$0	$1	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$412,223	$6,583,520	$(5,949,400)	$(1,119)	$(6,867)	$1,038,357	$13,502	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets

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Notes to Financial Statements (Cont.)

determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s

36	PIMCO VARIABLE INSURANCE TRUST

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exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its

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Notes to Financial Statements (Cont.)

obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. Treasury issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required

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to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

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Notes to Financial Statements (Cont.)

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated

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account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to

ANNUAL REPORT	DECEMBER 31, 2014	41

Notes to Financial Statements (Cont.)

Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Purchases	Sales
$1,495,594	$253,840

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$22,519,756	$26,154,778	$3,233,600	$1,901,636

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,618	$29,228	4,809	$54,787
Administrative Class	66,131	738,970	104,111	1,180,306
Advisor Class	34,944	390,545	61,815	701,151
Issued as reinvestment of distributions
Institutional Class	531	5,939	1,073	12,090
Administrative Class	13,977	156,463	22,323	250,661
Advisor Class	4,487	50,234	5,632	63,114
Cost of shares redeemed
Institutional Class	(9,374)	(104,925)	(22,315)	(246,293)
Administrative Class	(229,307)	(2,568,442)	(176,233)	(1,984,315)
Advisor Class	(23,345)	(261,256)	(24,664)	(277,921)
Net increase (decrease) resulting from Portfolio share transactions	(139,338)	$(1,563,244)	(23,449)	$(246,420)

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 29% of the Portfolio. One shareholder is a related party and comprises 13% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

ANNUAL REPORT	DECEMBER 31, 2014	43

Notes to Financial Statements (Cont.)

December 31, 2014

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$397,549	$83,285	$(93,259)	$(3,938)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected Securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$10,162,896	$258,393	$(238,016)	$20,377

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback transactions, and convertible preferred securities.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$212,706	$—	$—
12/31/2013	$280,799	$45,067	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

44	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

ANNUAL REPORT	DECEMBER 31, 2014	45

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
DEU	Deutsche Bank Securities, Inc.	JPS	JPMorgan Securities, Inc.	SOG	Societe Generale
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	INR	Indian Rupee
BRL	Brazilian Real	EUR	Euro	JPY	Japanese Yen
CAD	Canadian Dollar	GBP	British Pound	MXN	Mexican Peso
CHF	Swiss Franc	ILS	Israeli Shekel	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	FSB	Federal Savings Bank	TBD	To Be Determined
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDO	Collateralized Debt Obligation

46	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

6.72%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.51%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2014	47

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	49

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

50	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	53

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	55

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT71AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Unconstrained Bond Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets sell-off, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Unconstrained Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, operational risk, emerging markets risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart

4	PIMCO VARIABLE INSURANCE TRUST

measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Unconstrained Bond Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	26.7%
U.S. Treasury Obligations	21.2%
Asset-Backed Securities	12.5%
Mortgage-Backed Securities	9.5%
U.S. Government Agencies	9.4%
Sovereign Issues	8.4%
Short-Term Instruments‡	7.7%
Other	4.6%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	Class Inception (05/02/2011)
PIMCO Unconstrained Bond Portfolio Administrative Class	3.04%	2.28%
3 Month USD LIBOR Index±	0.24%	0.32%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.05% for Administrative Class shares.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,004.00	$1,020.02
Expenses Paid During Period†	$5.33	$5.38
Net Annualized Expense Ratio††	1.05%	1.05%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Unconstrained Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

U.S. duration (or sensitivity to changes in market interest rates) positioning was a net negative for performance, driven by a short position on the back end of the U.S. Treasury yield curve as yields fell. A long position at the short end of the U.S. Treasury yield curve partially offset those losses as the total returns on short-dated U.S. Treasuries were positive.

»

Eurozone yield curve positioning detracted from performance, primarily driven by the Portfolio’s yield curve steepening bias, as longer-dated yields along the euro swap curve declined more than shorter durations.

»

Exposure to non-Agency mortgage-backed securities added to performance. The Markit iBoxx Broad US Non-Agency RMBS USD Index, which generally tracks the price performance of non-Agency mortgages, increased over the reporting period.

»

Exposure to corporates contributed to performance, with exposure to financial sector bonds driving the outperformance as the financial subsector of the Barclays U.S. Investment Grade Bond Index posted positive returns over the reporting period.

»

Selling-protection on U.S. and European CDX contributed to returns as spreads on the Markit CDX North America Investment Grade Index and the Markit iTraxx Europe Index were net tighter over the reporting period.

»

Exposure to emerging markets (“EM”) was a slight negative to performance as a long local short-term interest rate exposure in Brazil offset the positive performance impact from the Portfolio’s long exposure to Mexican local interest rates. Exposure to external EM sovereign spreads detracted from performance as spreads widened over the reporting period.

»	Modest exposure to municipal bonds added to returns as the Barclays Municipal Bond Index increased over the reporting period.

»	Short positioning in the euro, Australian dollar and Japanese yen contributed to performance as these currencies depreciated against the U.S. dollar over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Unconstrained Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2014	12/31/2013	12/31/2012	05/02/2011-12/31/2011

Administrative Class
Net asset value beginning of year or period	$10.25	$10.46	$9.81	$10.00
Net investment income (a)	0.13	0.17	0.19	0.15
Net realized/unrealized gain (loss)	0.18	(0.28)	0.57	(0.26)
Net increase (decrease) from investment operations	0.31	(0.11)	0.76	(0.11)
Dividends from net investment income	(0.11)	(0.06)	(0.11)	(0.08)
Distributions from net realized capital gains	0.00	(0.04)	0.00	0.00
Total distributions	(0.11)	(0.10)	(0.11)	(0.08)
Net asset value end of year or period	$10.45	$10.25	$10.46	$9.81
Total return	3.04%	(1.12)%	7.75%	(1.05)%
Net assets end of year or period (000s)	$288,528	$404,497	$267,488	$160,254
Ratio of expenses to average net assets	1.05%	1.05%	1.05%	1.05%*
Ratio of expenses to average net assets excluding waivers	1.05%	1.05%	1.05%	1.10%*
Ratio of expenses to average net assets excluding interest expense	1.05%	1.05%	1.05%	1.05%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.05%	1.05%	1.05%	1.10%*
Ratio of net investment income to average net assets	1.25%	1.59%	1.89%	2.35%*
Portfolio turnover rate	255%	928%	879%	302%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Unconstrained Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$323,583
Investments in Affiliates	21,130
Financial Derivative Instruments
Exchange-traded or centrally cleared	493
Over the counter	13,919
Cash	1
Deposits with counterparty	4,052
Foreign currency, at value	906
Receivable for investments sold	135,635
Receivable for Portfolio shares sold	471
Interest and dividends receivable	1,949
Dividends receivable from Affiliates	131
Other assets	2
502,272

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$20,135
Payable for sale-buyback transactions	6,436
Payable for short sales	110,283
Financial Derivative Instruments
Exchange-traded or centrally cleared	436
Over the counter	7,040
Payable for investments purchased	56,347
Payable for investments in Affiliates purchased	131
Deposits from counterparty	7,442
Payable for Portfolio shares redeemed	11
Accrued investment advisory fees	154
Accrued supervisory and administrative fees	77
Accrued distribution fees	1
Accrued servicing fees	38
Reimbursement to PIMCO	14
Other liabilities	5
208,550

Net Assets	$293,722

Net Assets Consist of:
Paid in capital	$282,499
Undistributed net investment income	1,857
Accumulated undistributed net realized (loss)	(28)
Net unrealized appreciation	9,394
$293,722

Net Assets:
Institutional Class	$374
Administrative Class	288,528
Advisor Class	4,805
Class M	15

Shares Issued and Outstanding:
Institutional Class	36
Administrative Class	27,619
Advisor Class	460
Class M	1

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.45
Administrative Class	10.45
Advisor Class	10.45
Class M	10.45

Cost of Investments in Securities	$320,049
Cost of Investments in Affiliates	$21,254
Cost of Foreign Currency Held	$906
Proceeds Received on Short Sales	$109,906
Cost or Premiums of Financial Derivative Instruments, net	$(1,232)

* Includes repurchase agreements of:	$517

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Unconstrained Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$9,408
Dividends	18
Dividends from Investments in Affiliates	381
Total Income	9,807

Expenses:
Investment advisory fees	2,549
Supervisory and administrative fees	1,275
Servicing fees - Administrative Class	633
Distribution and/or servicing fees - Advisor Class	5
Trustee fees	4
Interest expense	12
Miscellaneous expense	16
Total Expenses	4,494
Waiver and/or Reimbursement by PIMCO	(2)
Net Expenses	4,492

Net Investment Income	5,315

Net Realized Gain (Loss):
Investments in securities	(2,132)
Investments in Affiliates	(59)
Exchange-traded or centrally cleared financial derivative instruments	984
Over the counter financial derivative instruments	9,402
Foreign currency	(155)
Net Realized Gain	8,040

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(7,468)
Investments in Affiliates	(70)
Exchange-traded or centrally cleared financial derivative instruments	(2,832)
Over the counter financial derivative instruments	9,977
Foreign currency assets and liabilities	(40)
Net Change in Unrealized (Depreciation)	(433)
Net Gain	7,607

Net Increase in Net Assets Resulting from Operations	$12,922

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Unconstrained Bond Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$5,315	$5,463
Net realized gain (loss)	8,040	(9,786)
Net change in unrealized (depreciation)	(433)	(1,088)
Net increase (decrease) in net assets resulting from operations	12,922	(5,411)

Distributions to Shareholders:
From net investment income
Institutional Class	(7)	(3)
Administrative Class	(4,455)	(1,904)
Advisor Class	(26)	(0)
Class M	(0)	0
From net realized capital gains
Institutional Class	0	(3)
Administrative Class	0	(1,483)
Advisor Class	0	(0)
Class M	0	0

Total Distributions	(4,488)	(3,393)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(120,360)	146,937

Total Increase (Decrease) in Net Assets	(111,926)	138,133

Net Assets:
Beginning of year	405,648	267,515
End of year*	$293,722	$405,648

* Including undistributed net investment income of:	$1,857	$619

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Bond Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.2%

BANK LOAN OBLIGATIONS 4.4%
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		$2,360	$2,331
Chrysler Group LLC
3.500% due 05/24/2017		4,477	4,471
Dell, Inc.
3.750% due 10/29/2018		180	180
H.J. Heinz Co.
3.500% due 06/05/2020		770	766
HCA, Inc.
2.919% due 03/31/2017		5,074	5,045

Total Bank Loan Obligations (Cost $12,864)			12,793

CORPORATE BONDS & NOTES 31.3%

BANKING & FINANCE 16.4%
AGFC Capital Trust
6.000% due 01/15/2067		100	75
Ally Financial, Inc.
2.750% due 01/30/2017		3,200	3,198
2.911% due 07/18/2016		1,200	1,195
3.500% due 07/18/2016		500	507
4.625% due 06/26/2015		1,300	1,311
5.500% due 02/15/2017		1,400	1,474
Bank of America Corp.
0.562% due 08/15/2016		100	99
2.000% due 01/11/2018		1,400	1,400
3.400% due 10/21/2025	MXN	2,000	144
5.750% due 12/01/2017		$3,500	3,870
6.400% due 08/28/2017		700	780
6.875% due 04/25/2018		1,300	1,494
Barclays Bank PLC
14.000% due 06/15/2019 (d)	GBP	500	1,027
BPCE S.A.
5.150% due 07/21/2024		$600	619
CIT Group, Inc.
4.250% due 08/15/2017		300	307
4.750% due 02/15/2015		2,500	2,504
5.000% due 05/15/2017		100	104
Citigroup, Inc.
0.912% due 11/15/2016		500	500
6.010% due 01/15/2015		300	300
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875% due 03/19/2020	EUR	1,100	1,583
Eksportfinans ASA
2.000% due 09/15/2015		$200	200
Ford Motor Credit Co. LLC
2.500% due 01/15/2016		4,000	4,046
2.750% due 05/15/2015		1,200	1,208
3.984% due 06/15/2016		1,590	1,647
4.207% due 04/15/2016		1,000	1,036
7.000% due 04/15/2015		100	102
General Motors Financial Co., Inc.
2.750% due 05/15/2016		200	204
Goldman Sachs Group, Inc.
6.150% due 04/01/2018		200	225
International Lease Finance Corp.
4.875% due 04/01/2015		5,300	5,348
5.750% due 05/15/2016		1,500	1,559
8.625% due 09/15/2015		2,500	2,613
8.750% due 03/15/2017		200	222
JPMorgan Chase & Co.
0.854% due 02/26/2016		1,500	1,503
1.134% due 01/25/2018		300	303

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
1.750% due 02/25/2016		$1,200	$1,207
MUFG Union Bank N.A.
2.625% due 09/26/2018		300	305
Murray Street Investment Trust
4.647% due 03/09/2017		200	211
Navient Corp.
5.000% due 04/15/2015		500	505
5.000% due 06/15/2018		1,000	995
6.250% due 01/25/2016		200	209
8.450% due 06/15/2018		200	224
Prudential Covered Trust
2.997% due 09/30/2015		675	685
QBE Capital Funding Ltd.
7.250% due 05/24/2041		200	218
RCI Banque S.A.
4.375% due 01/27/2015	EUR	100	121
Regions Financial Corp.
5.750% due 06/15/2015		$200	204
Royal Bank of Scotland PLC
4.375% due 03/16/2016		400	414

			48,005

INDUSTRIALS 9.5%
Aviation Capital Group Corp.
3.875% due 09/27/2016		400	410
Casino Guichard Perrachon S.A.
5.500% due 01/30/2015	EUR	2,750	3,340
CNPC General Capital Ltd.
1.450% due 04/16/2016		$3,000	2,996
COX Communications, Inc.
5.875% due 12/01/2016		1,100	1,190
DISH DBS Corp.
4.250% due 04/01/2018		300	307
4.625% due 07/15/2017		200	207
7.125% due 02/01/2016		1,400	1,475
7.875% due 09/01/2019		200	228
Ensco PLC
3.250% due 03/15/2016		1,360	1,386
Hewlett-Packard Co.
2.350% due 03/15/2015		200	201
Kroger Co.
2.200% due 01/15/2017		100	102
MGM Resorts International
6.625% due 07/15/2015		2,280	2,326
Mondelez International, Inc.
6.250% due 03/20/2015	EUR	2,700	3,309
ONEOK Partners LP
6.150% due 10/01/2016		$1,427	1,533
SABMiller Holdings, Inc.
0.922% due 08/01/2018		3,600	3,615
Telefonica Emisiones S.A.U.
4.949% due 01/15/2015		400	400
Universal Health Services, Inc.
3.750% due 08/01/2019		400	400
Volvo Treasury AB
5.950% due 04/01/2015		4,400	4,451

			27,876

UTILITIES 5.4%
AES Corp.
3.234% due 06/01/2019		900	880
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		200	197
5.875% due 06/01/2015	EUR	200	241

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015	$3,600	$3,611
Novatek OAO Via Novatek Finance Ltd.
5.326% due 02/03/2016	800	775
Petrobras Global Finance BV
2.603% due 03/17/2017	1,100	1,018
Sinopec Group Overseas Development Ltd.
1.009% due 04/10/2017	1,600	1,603
TransAlta Corp.
4.750% due 01/15/2015	500	500
Verizon Communications, Inc.
1.771% due 09/15/2016	3,700	3,769
1.991% due 09/14/2018	900	937
2.500% due 09/15/2016	2,400	2,455

		15,986

Total Corporate Bonds & Notes (Cost $93,149)		91,867

MUNICIPAL BONDS & NOTES 1.1%

CALIFORNIA 0.4%
California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	1,100	1,113

ILLINOIS 0.7%
Illinois State General Obligation Notes, Series 2010
4.421% due 01/01/2015	2,200	2,200

Total Municipal Bonds & Notes (Cost $3,307)		3,313

U.S. GOVERNMENT AGENCIES 11.1%
Fannie Mae
3.500% due 01/01/2045	5,000	5,210
4.000% due 01/01/2045 - 02/01/2045	25,000	26,661
Freddie Mac
1.565% due 10/25/2021 (a)	388	33
5.500% due 08/15/2051	400	425
11.718% due 04/15/2044	153	163

Total U.S. Government Agencies (Cost $32,473)		32,492

U.S. TREASURY OBLIGATIONS 24.9%
U.S. Treasury Bonds
3.000% due 11/15/2044	3,000	3,154
3.125% due 08/15/2044 (f)	2,400	2,584
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022 (i)	929	907
0.125% due 01/15/2023 (f)	1,337	1,296
0.125% due 07/15/2024 (f)	5,700	5,502
0.375% due 07/15/2023 (i)(k)	510	505
0.625% due 07/15/2021 (f)(i)	1,159	1,176
1.125% due 01/15/2021 (f)(i)	3,799	3,955
2.000% due 01/15/2026 (k)	3,828	4,397
2.375% due 01/15/2025 (f)	1,637	1,927
U.S. Treasury Notes
1.875% due 11/30/2021 (f)	5,300	5,270
2.000% due 05/31/2021	1,800	1,808
2.125% due 09/30/2021 (f)(h)	40,100	40,542

Total U.S. Treasury Obligations (Cost $73,249)		73,023

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 11.1%
Banc of America Commercial Mortgage Trust
5.561% due 04/10/2049		$80	$86
BCAP LLC Trust
5.250% due 06/26/2036		764	673
Bear Stearns Adjustable Rate Mortgage Trust
2.595% due 01/25/2035		37	37
3.106% due 11/25/2034		862	830
5.122% due 08/25/2035		267	271
CBA Commercial Small Balance Commercial Mortgage
0.420% due 06/25/2038		3,853	2,530
Countrywide Alternative Loan Trust
6.000% due 02/25/2037 ^		612	499
6.000% due 05/25/2037 ^		514	422
Countrywide Home Loan Mortgage Pass-Through Trust
2.483% due 02/20/2036		1,090	925
2.589% due 08/25/2034		617	571
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,551	3,773
Credit Suisse Mortgage Capital Certificates
0.437% due 12/27/2035		1,600	1,532
First Horizon Alternative Mortgage Securities Trust
2.207% due 06/25/2034		320	315
2.296% due 01/25/2036		560	453
2.316% due 06/25/2036		543	423
First Horizon Mortgage Pass-Through Trust
2.392% due 11/25/2037		3,940	3,421
Granite Mortgages PLC
0.940% due 09/20/2044	GBP	190	295
HarborView Mortgage Loan Trust
0.984% due 11/19/2034		$101	75
IndyMac Mortgage Loan Trust
0.380% due 04/25/2046		3,430	2,735
2.519% due 10/25/2034		57	55
JPMorgan Alternative Loan Trust
0.320% due 07/25/2036		110	109
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		189	198
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		53	56
Morgan Stanley Capital Trust
5.665% due 04/15/2049		988	1,067
RBSSP Resecuritization Trust
0.420% due 02/26/2037		1,215	1,147
RMAC Securities PLC
0.710% due 06/12/2044	GBP	1,782	2,593
Structured Asset Securities Corp. Trust
5.500% due 09/25/2035		$547	564
Thornburg Mortgage Securities Trust
1.420% due 06/25/2037		152	133
1.878% due 06/25/2037		589	567
Wachovia Bank Commercial Mortgage Trust
0.241% due 06/15/2020		151	150
5.716% due 06/15/2049		3,613	3,888
5.749% due 07/15/2045		512	543
5.941% due 02/15/2051		316	339
WaMu Mortgage Pass-Through Certificates Trust
0.400% due 04/25/2045		133	125
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 01/25/2035		747	746
2.621% due 06/25/2035		491	496

Total Mortgage-Backed Securities (Cost $30,189)			32,642

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 14.6%
Access Group, Inc.
1.534% due 10/27/2025		$597	$600
ACE Securities Corp.
0.325% due 08/25/2036		483	412
0.330% due 05/25/2036		1,765	1,559
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.650% due 03/25/2035		1,900	1,831
Asset-Backed Funding Certificates Trust
0.330% due 01/25/2037		3,875	2,450
0.390% due 01/25/2037		2,696	1,720
Avoca CLO PLC
0.438% due 09/15/2021	EUR	515	620
Bear Stearns Asset-Backed Securities Trust
0.370% due 04/25/2037 ^		$811	739
0.660% due 09/25/2035		1,100	907
1.420% due 08/25/2037		246	227
Belle Haven ABS CDO Ltd.
0.592% due 11/03/2044		328	164
0.632% due 11/03/2044		503	251
Berica Asset-Backed Security SRL
0.379% due 12/31/2055	EUR	895	1,079
Citigroup Mortgage Loan Trust, Inc.
0.310% due 08/25/2036		$104	94
Countrywide Asset-Backed Certificates
0.310% due 08/25/2037		4,000	3,266
0.320% due 12/25/2036		1,174	1,104
0.320% due 04/25/2047		1,565	1,293
0.360% due 06/25/2047		4,000	3,430
5.157% due 07/25/2036		300	203
5.230% due 08/25/2035		600	556
Countrywide Asset-Backed Certificates Trust
0.415% due 05/25/2036		39	39
0.505% due 05/25/2036		350	339
5.103% due 05/25/2035		800	787
Credit-Based Asset Servicing and Securitization LLC
4.105% due 03/25/2037 ^		3,127	1,967
First Franklin Mortgage Loan Trust
0.530% due 10/25/2035		1,053	984
GSAA Home Equity Trust
0.450% due 07/25/2037		2,876	1,137
GSAMP Trust
0.400% due 03/25/2047		2,000	1,340
HSI Asset Securitization Corp. Trust
0.280% due 12/25/2036		2,197	1,067
0.390% due 12/25/2036		794	391
Huntington CDO Ltd.
0.502% due 11/05/2040		419	396
MASTR Asset-Backed Securities Trust
0.340% due 10/25/2036		1,100	936
Morgan Stanley ABS Capital, Inc. Trust
0.310% due 11/25/2036		259	180
0.320% due 10/25/2036		591	414
0.460% due 01/25/2036		500	449
Newcastle CDO Ltd.
0.595% due 12/24/2039		228	223
Option One Mortgage Loan Trust
0.500% due 04/25/2037		4,406	2,679
Residential Asset Securities Corp. Trust
0.630% due 11/25/2035		3,100	2,434
Securitized Asset-Backed Receivables LLC Trust
0.935% due 02/25/2034		630	597
Sierra Madre Funding Ltd.
0.537% due 09/07/2039		1,250	990
0.557% due 09/07/2039		2,885	2,284

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Investment Loan Trust
0.530% due 10/25/2035		$483	$475
Triaxx Prime CDO Ltd.
0.430% due 10/02/2039		456	386

Total Asset-Backed Securities (Cost $36,206)			42,999

SOVEREIGN ISSUES 9.8%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2015	BRL	21,000	7,217
0.000% due 01/01/2016		9,000	2,998
0.000% due 01/01/2017		18,500	5,459
0.000% due 07/01/2017		14,400	4,004
New Zealand Government Bond
2.000% due 09/20/2025	NZD	206	161
3.000% due 09/20/2030		817	705
Slovenia Government International Bond
2.750% due 03/17/2015	EUR	500	609
4.700% due 11/01/2016		1,100	1,426
5.250% due 02/18/2024		$600	662
Spain Government International Bond
2.750% due 10/31/2024	EUR	4,200	5,608

Total Sovereign Issues (Cost $32,613)			28,849

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Ally Financial, Inc.
8.500% due 05/15/2016 (d)		8,600	232

Total Preferred Securities (Cost $230)			232

SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS (e) 0.2%
			517

		PRINCIPAL AMOUNT (000S)
GREECE TREASURY BILLS 1.0%
2.046% due 02/06/2015	EUR	2,400	2,898

SLOVENIA TREASURY BILLS 0.2%
1.470% due 02/12/2015		600	725

U.S. TREASURY BILLS 0.4%
0.065% due 04/23/2015 - 05/28/2015 (b)(f)(k)		$1,233	1,233

Total Short-Term Instruments (Cost $5,769)			5,373

Total Investments in Securities (Cost $320,049)			323,583

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.2%

SHORT-TERM INSTRUMENTS 7.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.2%
PIMCO Short-Term Floating NAV Portfolio	1,002	$10
PIMCO Short-Term Floating NAV Portfolio III	2,130,764	21,120

Total Short-Term Instruments (Cost $21,254)		21,130

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $21,254)	$21,130

Total Investments 117.4% (Cost $341,303)	$344,713

Financial Derivative Instruments (g)(j) 2.4% (Cost or Premiums, net $(1,232))	6,936

Other Assets and Liabilities, net (19.8%)	(57,927)

Net Assets 100.0%	$293,722

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$517	Fannie Mae 2.200% due 10/17/2022	$(529)	$517	$517

Total Repurchase Agreements						$(529)	$517	$517

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.200%	11/17/2014	01/15/2015	$(8,411)	$(8,413)
JPS	0.400%	12/17/2014	01/16/2015	(6,450)	(6,451)
	0.420%	12/30/2014	01/06/2015	(3,478)	(3,478)
	1.300%	12/31/2014	01/02/2015	(1,793)	(1,793)

Total Reverse Repurchase Agreements					$(20,135)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.250%	12/26/2014	01/09/2015	$(1,290)	$(1,290)
BPG	(0.010%)	01/05/2015	01/12/2015	(1,308)	(1,309)
UBS	0.320%	12/08/2014	01/05/2015	(3,835)	(3,837)

Total Sale-Buyback Transactions					$(6,436)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2014 was $4,453 at a weighted average interest rate of 0.187%.
(3)	Payable for sale-buyback transactions includes $2 of deferred price drop on sale-buyback transactions.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	01/01/2045	$5,800	$(6,013)	$(6,044)
Fannie Mae	3.500%	02/01/2045	5,000	(5,182)	(5,196)
Fannie Mae	4.000%	01/01/2045	46,000	(48,809)	(49,082)
Fannie Mae	4.000%	02/01/2045	33,800	(35,931)	(35,972)
Fannie Mae	4.000%	03/12/2045	5,000	(5,306)	(5,306)
Fannie Mae	4.500%	01/01/2045	8,000	(8,665)	(8,683)

Total Short Sales				$(109,906)	$(110,283)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(f)	Securities with an aggregate market value of $26,621 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BSN	$0	$(8,413)	$0	$0	$(8,413)	$8,275	$(138)
JPS	0	(11,722)	0	0	(11,722)	11,639	(83)
SSB	517	0	0	0	517	(529)	(12)

Master Securities Forward Transaction Agreement
BCY	0	0	(1,290)	0	(1,290)	1,292	2
BPG	0	0	(1,309)	0	(1,309)	1,292	(17)
UBS	0	0	(3,837)	0	(3,837)	3,842	5

Total Borrowings and Other Financing Transactions	$517	$(20,135)	$(6,436)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note February Futures	$99.000	01/23/2015	111	$1	$2
Put - CBOT U.S. Treasury 10-Year Note February Futures	107.000	01/23/2015	69	1	1
Put - CBOT U.S. Treasury 10-Year Note February Futures	110.000	01/23/2015	27	0	1
Put - CBOT U.S. Treasury 10-Year Note February Futures	112.000	01/23/2015	80	1	1
Put - CBOT U.S. Treasury 10-Year Note February Futures	114.000	01/23/2015	7	0	0
Put - CBOT U.S. Treasury 10-Year Note March Futures	106.000	02/20/2015	773	6	12

				$9	$17

Total Purchased Options				$9	$17

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,950.000	01/17/2015	24	$(28)	$(16)

Total Written Options				$(28)	$(16)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	235	$(58)	$3	$0
90-Day Eurodollar December Futures	Short	12/2016	235	49	0	(9)
90-Day Eurodollar June Futures	Short	06/2015	23	2	0	0
U.S. Treasury 10-Year Note March Futures	Long	03/2015	480	(67)	105	0

Total Futures Contracts				$(74)	$108	$(9)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	06/17/2018	$	39,100	$(155)	$(43)	$0	$(7)
Receive	3-Month USD-LIBOR	1.700%	10/16/2019		51,700	(72)	(3)	0	(38)
Receive	3-Month USD-LIBOR	1.650%	10/16/2019		18,100	19	44	0	(13)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021		86,500	(2,700)	(716)	0	(91)
Receive	3-Month USD-LIBOR	2.550%	09/04/2024		2,300	(75)	(68)	0	(1)
Receive	3-Month USD-LIBOR	3.000%	12/17/2024		16,400	(1,086)	(644)	0	(18)
Pay	6-Month AUD-BBR-BBSW	3.250%	09/21/2017	AUD	7,100	53	46	12	0
Pay	6-Month AUD-BBR-BBSW	3.500%	12/20/2018		1,400	8	9	1	0
Pay	6-Month AUD-BBR-BBSW	3.250%	12/17/2019		58,600	1,283	1,143	250	0
Pay	6-Month AUD-BBR-BBSW	3.000%	06/17/2020		6,200	64	26	29	0
Receive	6-Month AUD-BBR-BBSW	3.750%	12/17/2024		21,900	(942)	(888)	0	(158)
Receive	6-Month AUD-BBR-BBSW	3.500%	06/17/2025		3,300	(68)	(22)	0	(25)
Receive	6-Month EUR-EURIBOR	0.430%	12/11/2019	EUR	13,700	(64)	(50)	0	(2)
Pay	6-Month EUR-EURIBOR	1.008%	11/14/2024		3,700	94	94	5	0
Pay	6-Month EUR-EURIBOR	1.250%	03/18/2025		15,300	735	403	20	0
Receive	6-Month EUR-EURIBOR	1.750%	11/14/2044		500	(45)	(45)	0	(2)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		9,400	(1,516)	(1,009)	0	(37)
Receive	6-Month GBP-LIBOR	2.050%	09/23/2019	GBP	600	(31)	(29)	0	(1)
Receive	6-Month GBP-LIBOR	2.000%	03/18/2022		3,700	(118)	(82)	0	(18)
Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	9,000	14	(7)	1	0
Pay	28-Day MXN-TIIE	5.470%	04/26/2019		3,800	3	3	1	0
Pay	28-Day MXN-TIIE	7.740%	05/29/2024		23,000	44	5	6	0
Pay	28-Day MXN-TIIE	7.650%	05/30/2024		97,500	165	152	26	0
Pay	28-Day MXN-TIIE	6.150%	06/07/2024		43,000	30	41	17	0

						$(4,360)	$(1,640)	$368	$(411)

Total Swap Agreements						$(4,360)	$(1,640)	$368	$(411)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(h)	Securities with an aggregate market value of $880 have been pledged as collateral as of December 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(i)	Securities with an aggregate market value of $1,687 and cash of $4,053 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$17	$108	$368	$493	$(16)	$(9)	$(411)	$(436)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	01/2015		AUD	10,980	$		9,392	$428	$0

BOA	01/2015			5,266			4,540	241	0
	01/2015		NZD	2,663			2,079	8	(7)
	01/2015	$		4,546		EUR	3,665	0	(111)
	01/2015			4,135		GBP	2,646	0	(11)
	01/2015			2,851		JPY	341,875	3	0
	02/2015		GBP	2,646	$		4,135	11	0
	02/2015		JPY	341,875			2,851	0	(4)
	02/2015		MXN	16,998			1,250	100	0
	02/2015		NOK	10,055			1,440	92	0
	02/2015	$		1,470		NOK	10,000	0	(130)
	03/2015		MXN	9,163	$		688	70	0
	06/2015		EUR	2,743			3,729	405	0
	06/2015	$		315		EUR	241	0	(23)
	06/2016		EUR	7,597	$		10,403	1,102	0
	06/2016	$		450		EUR	333	0	(42)

BPS	01/2015		EUR	2,117	$		2,617	56	0
	01/2015	$		1,102		AUD	1,319	0	(26)
	02/2015		MXN	1,398	$		103	8	0
	02/2015	$		394		MXN	5,331	0	(33)
	06/2015		EUR	1,118	$		1,516	161	0
	06/2015	$		4,009		EUR	2,989	0	(387)
	10/2015		BRL	7,000	$		2,792	352	0
	01/2016			4,000			1,554	193	0
	01/2017			5,000			1,817	254	0
	07/2017			7,400			2,540	315	0

BRC	02/2015	$		393		MXN	5,516	0	(20)
	06/2015		EUR	1,564	$		2,125	229	0
	06/2015	$		506		EUR	383	0	(41)
	06/2016		EUR	1,536	$		2,113	231	0

CBK	01/2015		JPY	10,000			84	1	0
	01/2015	$		11,853		EUR	9,584	0	(256)
	01/2015			410		ZAR	4,616	0	(13)
	02/2015		CHF	113	$		115	2	0
	02/2015		EUR	3,073			3,767	48	0
	02/2015	$		452		INR	28,250	0	(9)
	02/2015			2,384		MXN	32,599	0	(178)
	03/2015		CAD	7,590	$		6,594	70	0
	06/2015		EUR	1,713			2,342	266	0
	06/2015	$		1,389		EUR	1,050	0	(117)

DUB	02/2015		MXN	2,472	$		169	2	0
	02/2015	$		2,284		BRL	6,042	0	(29)
	06/2015			1,517		EUR	1,167	0	(103)
	10/2015		BRL	4,000	$		1,533	138	0
	02/2016		EUR	1,350			1,817	173	0
	06/2016			809			1,108	117	0
	06/2016	$		1,326		EUR	981	0	(125)
	10/2016		JPY	120,988	$		1,710	680	0

FBF	01/2015		GBP	3,001			4,711	33	0
	01/2015		JPY	678,475			5,733	69	0
	02/2015		INR	108,886			1,738	32	0
	02/2015		MXN	13,017			891	10	0
	06/2015		EUR	2,265			3,074	329	0
	10/2015		BRL	10,000			3,743	257	0

GLM	01/2015		AUD	7,328			6,098	116	0
	01/2015		EUR	6,284			7,783	179	0
	01/2015		ILS	24			6	0	0
	01/2015		SGD	24			18	0	0
	01/2015	$		4,621		AUD	5,324	0	(275)
	01/2015			2,082		NZD	2,661	0	(7)
	02/2015		MXN	4,217	$		311	26	0
	06/2015	$		2,507		EUR	1,885	0	(222)

HUS	01/2015			3,108		AUD	3,719	0	(72)
	01/2015			2,889		GBP	1,839	0	(23)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2015	$		3,005		JPY	355,600	$0	$(36)
	02/2015			1,789		INR	111,616	0	(40)

JPM	01/2015		EUR	4,982	$		6,178	150	0
	01/2015		GBP	1,484			2,322	9	0
	01/2015		JPY	9,000			74	0	(1)
	01/2015	$		165		EUR	134	0	(3)
	01/2015			564		NZD	723	0	0
	01/2015			2,075		ZAR	23,039	0	(91)
	01/2015		ZAR	23,586	$		2,135	104	0
	02/2015		INR	1,003			16	0	0
	02/2015		MXN	32,314			2,203	17	0
	02/2015	$		4,690		INR	295,268	0	(63)
	02/2015			4,435		MXN	65,299	0	(17)
	03/2015			617			9,163	1	0

MSB	06/2015		EUR	2,424	$		3,323	385	0
	06/2016			2,157			2,967	326	0
	01/2017		BRL	4,000			1,452	202	0

NAB	06/2015		EUR	1,580			2,149	234	0
	06/2016			4,573			6,279	679	0
	07/2016			3,919			5,317	510	0

NGF	02/2015		HKD	279			36	0	0

RBC	02/2015	$		228		MXN	3,013	0	(24)

UAG	01/2015			10,805		AUD	13,212	0	(18)
	02/2015		AUD	13,212	$		10,782	18	0
	06/2015	$		904		EUR	686	0	(73)
	01/2016		BRL	5,000	$		1,930	230	0
	01/2017			9,000			3,240	426	0
	07/2017			7,000			2,466	360	0

Total Forward Foreign Currency Contracts								$10,458	$(2,630)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC CDX.IG-23 5-Year Index	Sell	0.700%	03/18/2015	$	2,600	$6	$9

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC USD versus CNH	CNH	6.310	12/03/2015	$	687	$8	$12
	Call - OTC USD versus CNY	CNY	6.250	12/02/2015		448	5	8

HUS	Put - OTC USD versus CAD	CAD	1.045	02/02/2015		2,000	0	0
	Call - OTC USD versus CNH	CNH	6.310	12/03/2015		3,065	39	54
	Call - OTC USD versus CNY	CNY	6.250	12/02/2015		3,215	35	58

							$87	$132

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015	$ 22,200	$50	$38
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.140%	12/01/2015	12,300	25	22

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.460%	11/27/2017	1,100	84	63
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.525%	11/27/2017	1,400	121	75
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	11/27/2017	1,800	132	93

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015	44,400	128	76

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.113%	12/16/2015	36,500	97	61
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.160%	11/09/2015	7,100	394	729
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.160%	11/24/2015	3,600	195	372
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	10/27/2017	5,600	399	283

							$1,625	$1,812

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount		Cost (1)	Market Value
BOA	Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	0.000%	05/06/2015	$	1,000	$82	$88

Total Purchased Options						$1,800	$2,041

(1)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	0.950%	03/18/2015	$	2,600	$(6)	$(2)

BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	1,200	(2)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		1,200	(2)	0

BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	0.800%	01/21/2015	$	3,600	(4)	(1)

CBK	Put - OTC CDX.IG-23 5-Year Index	Sell	0.800%	02/18/2015		4,100	(6)	(4)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	700	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		700	(1)	0

FBF	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	01/21/2015		700	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		1,300	(1)	0

GST	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.500%	03/18/2015		1,600	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	03/18/2015		1,600	(3)	(3)

JPM	Put - OTC CDX.IG-23 5-Year Index	Sell	0.750%	01/21/2015	$	4,100	(5)	(2)
	Call - OTC CDX.IG-23 5-Year Index	Buy	0.600%	02/18/2015		2,300	(1)	(2)
	Put - OTC CDX.IG-23 5-Year Index	Sell	0.900%	02/18/2015		2,300	(4)	(1)
	Put - OTC CDX.IG-23 5-Year Index	Sell	0.850%	03/18/2015		4,000	(7)	(6)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.500%	03/18/2015	EUR	2,100	(2)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	03/18/2015		2,100	(4)	(4)

SOG	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		800	(2)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		800	(1)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		1,900	(2)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		1,900	(3)	(2)

							$(59)	$(35)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC AUD versus USD	$	0.795	01/16/2015	AUD	1,300	$(4)	$(2)
	Put - OTC GBP versus JPY	JPY	181.200	02/13/2015	GBP	800	(9)	(6)
	Call - OTC GBP versus JPY		193.500	02/13/2015		800	(8)	(4)
	Call - OTC USD versus CNH	CNH	6.492	12/03/2015	$	687	(4)	(6)
	Call - OTC USD versus CNY	CNY	6.500	12/02/2015		448	(2)	(3)
	Put - OTC USD versus JPY	JPY	80.000	02/18/2019		200	(11)	(3)

CBK	Put - OTC EUR versus JPY		142.000	02/09/2015	EUR	1,000	(9)	(8)
	Call - OTC EUR versus JPY		151.300	02/09/2015		1,000	(8)	(2)
	Put - OTC USD versus BRL	BRL	2.595	02/12/2015	$	300	(3)	(2)
	Call - OTC USD versus BRL		2.815	02/12/2015		300	(2)	(2)
	Put - OTC USD versus MXN	MXN	13.350	02/04/2015		1,100	(5)	0

DUB	Put - OTC AUD versus JPY	JPY	93.870	02/13/2015	AUD	1,590	(9)	(5)
	Call - OTC AUD versus JPY		100.500	02/13/2015		1,590	(9)	(5)

FBF	Put - OTC AUD versus NZD	NZD	1.095	02/04/2015		1,800	(9)	(67)
	Put - OTC AUD versus USD	$	0.795	01/16/2015		1,745	(7)	(3)
	Put - OTC EUR versus CAD	CAD	1.400	02/05/2015	EUR	1,700	(13)	(18)
	Call - OTC EUR versus CAD		1.460	02/05/2015		1,700	(15)	(3)

GLM	Put - OTC AUD versus NZD	NZD	1.105	02/04/2015	AUD	700	(3)	(31)
	Put - OTC USD versus MXN	MXN	14.200	02/12/2015	$	1,380	(9)	(2)
	Call - OTC USD versus MXN		15.100	02/12/2015		1,380	(8)	(10)

HUS	Call - OTC USD versus CNH	CNH	6.492	12/03/2015		3,065	(19)	(29)
	Call - OTC USD versus CNY	CNY	6.500	12/02/2015		3,215	(13)	(25)

JPM	Put - OTC GBP versus AUD	AUD	1.830	02/05/2015	GBP	1,400	(19)	(2)
	Call - OTC GBP versus AUD		1.885	02/05/2015		1,400	(19)	(45)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Put - OTC USD versus BRL	BRL	2.595	02/12/2015	$	1,000	$(9)	$(7)
	Call - OTC USD versus BRL		2.815	02/12/2015		1,000	(9)	(6)

							$(235)	$(296)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015	$	4,300	$(115)	$(13)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		2,500	(27)	(32)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		4,600	(56)	(80)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017		4,600	(84)	(68)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017		5,900	(122)	(83)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017		7,600	(132)	(105)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015		4,300	(115)	(13)
	Call - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.650%	01/22/2015	GBP	2,100	(15)	(33)
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.000%	01/22/2015		2,100	(11)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015	$	9,200	(130)	(161)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.530%	02/29/2016		7,800	(96)	(22)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017		23,600	(405)	(315)
	Call - OTC 5-Year Interest Rate Swap (Effective 11/12/2020)	3-Month USD-LIBOR	Receive	3.410%	11/09/2015		25,800	(396)	(681)
	Call - OTC 5-Year Interest Rate Swap (Effective 11/27/2020)	3-Month USD-LIBOR	Receive	3.410%	11/24/2015		13,100	(197)	(348)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	12/16/2015		7,900	(96)	(73)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.240%	01/07/2015		5,100	(49)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.240%	02/06/2015		5,100	(67)	(1)

RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		13,900	(264)	(94)

								$(2,377)	$(2,122)

Total Written Options								$(2,671)	$(2,453)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at Beginning of Period	199	$526,700	AUD	0	EUR	50,000	GBP	12,000	JPY	0	$(2,664)
Sales	2,082	761,710		12,796		165,924		30,200		3,331	(10,670)
Closing Buys	(1,857)	(112,908)		0		(18,244)		0		(3,331)	6,726
Expirations	(400)	(909,991)		(1,571)		(148,000)		(14,000)		0	3,508
Exercised	0	(83,136)		(2,500)		(25,680)		(19,600)		0	401

Balance at End of Period	24	$182,375	AUD	8,725	EUR	24,000	GBP	8,600	JPY	0	$(2,699)

SWAP AGREEMENTS:

CORRELATION SWAPS

Counterparty	Pay/Receive Correlation	Correlation Asset	Correlation Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Receive	USD-BRL versus EUR-BRL	80.00%	04/27/2015	$	200	$0	$(5)	$0	$(5)
GLM	Receive	USD-BRL versus EUR-BRL	81.00%	04/24/2015		100	0	(2)	0	(2)

							$0	$(7)	$0	$(7)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.192%	$	500	$9	$(2)	$7	$0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.424%		1,100	20	6	26	0
	Brazil Government International Bond	1.000%	12/20/2016	1.204%		200	(3)	2	0	(1)
	China Government International Bond	1.000%	03/20/2019	0.660%		700	3	7	10	0
	Colombia Government International Bond	1.000%	03/20/2016	0.614%		200	1	0	1	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	7.209%		1,000	(14)	(29)	0	(43)
	General Electric Capital Corp.	1.000%	09/20/2015	0.261%		1,400	13	(5)	8	0
	HSBC Bank PLC	1.000%	03/20/2019	0.343%	EUR	1,000	18	16	34	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Indonesia Government International Bond	1.000%	12/20/2018	1.170%	$	100	$(5)	$4	$0	$(1)
	Indonesia Government International Bond	1.000%	03/20/2019	1.235%		400	(21)	17	0	(4)
	Italy Government International Bond	1.000%	06/20/2019	1.114%		2,100	(38)	28	0	(10)
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		2,200	4	12	16	0
	Russia Government International Bond	1.000%	06/20/2015	5.124%		2,000	(1)	(37)	0	(38)
	Russia Government International Bond	1.000%	09/20/2015	5.125%		600	(3)	(14)	0	(17)
	Sprint Communications, Inc.	5.000%	12/20/2019	4.563%		200	10	(6)	4	0

BPS	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.170%		800	14	(4)	10	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2017	0.281%		1,500	37	(7)	30	0
	China Government International Bond	1.000%	12/20/2019	0.821%		2,500	26	(4)	22	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.261%		1,400	13	(5)	8	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.123%		900	9	(3)	6	0

BRC	China Government International Bond	1.000%	03/20/2019	0.660%		2,600	10	28	38	0
	General Electric Capital Corp.	1.000%	03/20/2015	0.261%		1,800	12	(9)	3	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.261%		700	6	(2)	4	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.170%		200	(10)	9	0	(1)
	Indonesia Government International Bond	1.000%	03/20/2019	1.235%		600	(32)	27	0	(5)
	Italy Government International Bond	1.000%	09/20/2019	1.155%		300	0	(2)	0	(2)
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.123%		1,100	11	(4)	7	0
	MetLife, Inc.	1.000%	09/20/2019	0.608%		600	11	0	11	0
	Spain Government International Bond	1.000%	03/20/2019	0.713%		200	(2)	5	3	0

CBK	Brazil Government International Bond	1.000%	12/20/2016	1.204%		200	(3)	2	0	(1)
	Brazil Government International Bond	1.000%	03/20/2017	1.242%		300	(3)	2	0	(1)
	Brazil Government International Bond	1.000%	09/20/2017	1.367%		1,900	(4)	(14)	0	(18)
	California State General Obligation Bonds, Series 2003	1.000%	09/20/2019	0.466%		300	8	(1)	7	0
	China Government International Bond	1.000%	06/20/2019	0.720%		700	11	(2)	9	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	7.209%		700	(8)	(22)	0	(30)
	General Electric Capital Corp.	1.000%	06/20/2015	0.261%		400	3	(2)	1	0
	JPMorgan Chase & Co.	1.000%	06/20/2015	0.123%		400	3	(1)	2	0
	MetLife, Inc.	1.000%	06/20/2016	0.192%		200	3	(1)	2	0
	Portugal Government International Bond	1.000%	03/20/2016	0.568%		1,300	(8)	16	8	0
	Sprint Communications, Inc.	5.000%	12/20/2019	4.563%		4,000	202	(122)	80	0
	Teck Resources Ltd.	1.000%	09/20/2019	2.506%		300	(5)	(15)	0	(20)

DUB	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.192%		1,300	23	(4)	19	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2018	0.352%		300	8	(1)	7	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2020	0.638%		400	(5)	13	8	0
	Brazil Government International Bond	1.000%	03/20/2016	0.995%		100	0	0	0	0
	Brazil Government International Bond	1.000%	12/20/2016	1.204%		500	(7)	6	0	(1)
	China Government International Bond	1.000%	06/20/2019	0.720%		1,100	18	(4)	14	0
	China Government International Bond	1.000%	12/20/2019	0.821%		5,700	60	(10)	50	0
	Colombia Government International Bond	1.000%	12/20/2018	1.147%		200	(1)	0	0	(1)
	Ford Motor Co.	5.000%	03/20/2019	0.819%		200	37	(3)	34	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.261%		1,500	14	(6)	8	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.339%		1,800	27	(9)	18	0
	HSBC Bank PLC	1.000%	03/20/2019	0.343%	EUR	400	6	7	13	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.235%	$	1,000	(51)	42	0	(9)
	Italy Government International Bond	1.000%	03/20/2019	1.069%		200	(4)	3	0	(1)
	Italy Government International Bond	1.000%	06/20/2019	1.114%		4,000	0	(18)	0	(18)
	Italy Government International Bond	1.000%	09/20/2019	1.155%		2,600	6	(23)	0	(17)
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.123%		1,700	16	(5)	11	0
	MetLife, Inc.	1.000%	03/20/2019	0.525%		2,000	14	26	40	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		700	(1)	6	5	0
	Mexico Government International Bond	1.000%	06/20/2019	0.904%		2,200	34	(24)	10	0
	Spain Government International Bond	1.000%	06/20/2016	0.322%		1,700	23	(5)	18	0

FBF	Colombia Government International Bond	1.000%	03/20/2016	0.614%		100	1	0	1	0
	Colombia Government International Bond	1.000%	03/20/2019	1.186%		400	(2)	(1)	0	(3)
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.123%		1,400	13	(4)	9	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		200	1	1	2	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.510%		100	2	0	2	0
	Wells Fargo & Co.	1.000%	09/20/2017	0.237%		1,400	31	(2)	29	0

GST	Berkshire Hathaway, Inc.	1.000%	09/20/2017	0.281%		300	7	(1)	6	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2018	0.380%		1,300	37	(7)	30	0
	Brazil Government International Bond	1.000%	03/20/2016	0.995%		200	0	0	0	0
	Citigroup, Inc.	1.000%	03/20/2019	0.616%		500	5	3	8	0
	Colombia Government International Bond	1.000%	12/20/2018	1.147%		200	(2)	0	0	(2)
	Colombia Government International Bond	1.000%	03/20/2019	1.186%		100	(1)	0	0	(1)
	Continental Resources, Inc.	1.000%	06/20/2016	0.740%		4,500	58	(39)	19	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	7.209%		800	(9)	(25)	0	(34)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	MetLife, Inc.	1.000%	09/20/2019	0.608%	$	300	$6	$0	$6	$0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		200	1	1	2	0
	Portugal Government International Bond	1.000%	12/20/2015	0.521%		800	(3)	7	4	0
	Portugal Government International Bond	1.000%	03/20/2016	0.568%		900	(5)	10	5	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.510%		200	4	0	4	0
	Spain Government International Bond	1.000%	03/20/2019	0.713%		300	(3)	6	3	0

HUS	Colombia Government International Bond	1.000%	03/20/2016	0.614%		400	2	0	2	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.170%		200	(10)	9	0	(1)
	Italy Government International Bond	1.000%	06/20/2017	0.722%		4,100	41	(12)	29	0
	Italy Government International Bond	1.000%	03/20/2019	1.069%		300	(6)	5	0	(1)
	Mexico Government International Bond	1.000%	12/20/2016	0.549%		500	6	(2)	4	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		1,000	1	6	7	0

JPM	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.192%		500	9	(2)	7	0
	China Government International Bond	1.000%	03/20/2019	0.660%		1,200	6	12	18	0
	China Government International Bond	1.000%	12/20/2019	0.821%		100	1	0	1	0
	Ford Motor Co.	5.000%	03/20/2019	0.819%		200	37	(2)	35	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	7.209%		200	(2)	(6)	0	(8)
	HSBC Bank PLC	1.000%	03/20/2019	0.343%	EUR	3,800	64	65	129	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.170%	$	100	(5)	4	0	(1)
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		500	1	3	4	0
	Qatar Government International Bond	1.000%	06/20/2019	0.722%		1,000	20	(8)	12	0

MYC	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.192%		500	9	(2)	7	0
	California State General Obligation Bonds, Series 2003	1.000%	09/20/2024	0.953%		100	1	0	1	0
	Colombia Government International Bond	1.000%	12/20/2018	1.147%		500	(4)	1	0	(3)
	General Electric Capital Corp.	1.000%	09/20/2015	0.261%		900	8	(3)	5	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.170%		100	(5)	4	0	(1)
	Italy Government International Bond	1.000%	03/20/2019	1.069%		200	(4)	3	0	(1)
	JPMorgan Chase & Co.	1.000%	06/20/2015	0.123%		400	3	(2)	1	0
	Mexico Government International Bond	1.000%	12/20/2016	0.549%		200	3	(1)	2	0

							$831	$(120)	$1,006	$(295)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$ 2,350	$(464)	$(3)	$0	$(467)
	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	300	40	2	42	0

BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	1,717	(339)	(2)	0	(341)

CBK	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	200	27	1	28	0
	MCDX-23 5-Year Index	1.000%	12/20/2019	1,100	9	0	9	0

GST	MCDX-23 5-Year Index	1.000%	12/20/2019	800	6	0	6	0

MYC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	1,717	(343)	2	0	(341)
	iTraxx Europe 9 10-Year Index 22-100%	0.250%	06/20/2018	EUR 4,500	(165)	183	18	0
	MCDX-23 5-Year Index	1.000%	12/20/2019	$ 200	1	0	1	0

					$ (1,228)	$183	$104	$(1,149)

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	80	$0	$7	$7	$0
	Pay	1-Year BRL-CDI	8.160%	01/02/2015	BRL	1,600	0	(15)	0	(15)

BPS	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	40	0	3	3	0
	Pay	1-Year BRL-CDI	11.600%	01/02/2015	BRL	44,200	0	1	1	0
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		26,800	13	(91)	0	(79)
	Pay	1-Year BRL-CDI	11.160%	01/04/2021		34,500	(66)	(279)	0	(345)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		10,100	(3)	19	16	0

DUB	Pay	1-Year BRL-CDI	7.620%	01/02/2015		1,300	(2)	(14)	0	(16)
	Pay	1-Year BRL-CDI	8.430%	01/02/2015		1,400	9	(16)	0	(7)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		2,700	9	(17)	0	(8)

FBF	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044	GBP	120	0	11	11	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		32	0	1	1	0

GLM	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044		40	0	4	4	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		228	0	5	5	0
	Pay	1-Month GBP-UKRPI	3.510%	12/15/2044		100	0	6	6	0
	Pay	1-Year BRL-CDI	7.550%	01/02/2015	BRL	1,400	(3)	(15)	0	(18)
	Pay	1-Year BRL-CDI	8.150%	01/02/2015		1,500	0	(14)	0	(14)

HUS	Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	20,000	18	14	32	0
	Pay	28-Day MXN-TIIE	7.500%	06/02/2021		12,200	39	47	86	0
	Pay	28-Day MXN-TIIE	7.650%	05/30/2024		16,500	1	27	28	0

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	100	1	7	8	0
	Pay	1-Year BRL-CDI	7.890%	01/02/2015	BRL	400	0	(4)	0	(4)

MYC	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044	GBP	90	0	8	8	0
	Pay	1-Year BRL-CDI	9.930%	01/02/2015	BRL	3,600	2	30	32	0
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		8,500	22	(9)	13	0
	Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MXN	2,800	10	10	20	0

UAG	Pay	1-Year BRL-CDI	9.930%	01/02/2015	BRL	3,000	3	24	27	0
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		900	2	0	2	0

							$55	$(251)	$310	$(506)

Total Swap Agreements							$(342)	$(195)	$1,420	$(1,957)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(k)	Securities with an aggregate market value of $1,130 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$428	$0	$0	$428	$0	$0	$0	$0	$428	$(290)	$138
BOA	2,032	177	155	2,364	(328)	(151)	(596)	(1,075)	1,289	(1,270)	19
BPS	1,339	0	96	1,435	(446)	(1)	(424)	(871)	564	(548)	16
BRC	460	0	66	526	(61)	(1)	(349)	(411)	115	(88)	27
CBK	387	0	146	533	(573)	(19)	(70)	(662)	(129)	0	(129)
DUB	1,110	231	255	1,596	(257)	(266)	(78)	(601)	995	(900)	95
FBF	730	0	55	785	0	(91)	(8)	(99)	686	(650)	36
GLM	321	76	15	412	(504)	(250)	(34)	(788)	(376)	489	113
GST	0	0	93	93	0	(4)	(37)	(41)	52	(50)	2
HUS	0	112	188	300	(171)	(54)	(2)	(227)	73	(260)	(187)
JPM	281	0	214	495	(175)	(77)	(13)	(265)	230	0	230
MSB	913	0	0	913	0	0	0	0	913	(950)	(37)
MYC	0	1,445	108	1,553	0	(1,440)	(346)	(1,786)	(233)	297	64
NAB	1,423	0	0	1,423	0	0	0	0	1,423	(1,360)	63
RBC	0	0	0	0	(24)	0	0	(24)	(24)	0	(24)
RYL	0	0	0	0	0	(94)	0	(94)	(94)	248	154
SOG	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
UAG	1,034	0	29	1,063	(91)	0	0	(91)	972	(970)	2

Total Over the Counter	$10,458	$2,041	$1,420	$13,919	$(2,630)	$(2,453)	$(1,957)	$(7,040)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$17	$17
Futures	0	0	0	0	108	108
Swap Agreements	0	0	0	0	368	368

	$0	$0	$0	$0	$493	$493

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,458	$0	$10,458
Purchased Options	0	9	0	132	1,900	2,041
Swap Agreements	0	1,110	0	0	310	1,420

	$0	$1,119	$0	$10,590	$2,210	$13,919

	$0	$1,119	$0	$10,590	$2,703	$14,412

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$16	$0	$0	$16
Futures	0	0	0	0	9	9
Swap Agreements	0	0	0	0	411	411

	$0	$0	$16	$0	$420	$436

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,630	$0	$2,630
Written Options	0	35	0	296	2,122	2,453
Swap Agreements	0	1,444	0	0	513	1,957

	$0	$1,479	$0	$2,926	$2,635	$7,040

	$0	$1,479	$16	$2,926	$3,055	$7,476

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$1,845	$0	$73	$1,918
Futures	0	0	(309)	0	(99)	(408)
Swap Agreements	0	453	0	0	(979)	(526)

	$0	$453	$1,536	$0	$(1,005)	$984

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,205	$0	$7,205
Purchased Options	0	0	(144)	(28)	0	(172)
Written Options	0	309	(330)	(757)	2,959	2,181
Swap Agreements	0	1,311	0	0	(1,123)	188

	$0	$1,620	$(474)	$6,420	$1,836	$9,402

	$0	$2,073	$1,062	$6,420	$831	$10,386

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$8	$8
Written Options	0	0	13	0	26	39
Futures	0	0	0	0	654	654
Swap Agreements	0	123	0	0	(3,656)	(3,533)

	$0	$123	$13	$0	$(2,968)	$(2,832)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,718	$0	$7,718
Purchased Options	0	3	0	45	194	242
Written Options	0	(15)	0	(105)	1,498	1,378
Swap Agreements	0	(147)	0	0	786	639

	$0	$(159)	$0	$7,658	$2,478	$9,977

	$0	$(36)	$13	$7,658	$(490)	$7,145

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

December 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$10,462	$2,331	$12,793
Corporate Bonds & Notes
Banking & Finance	0	48,005	0	48,005
Industrials	0	27,876	0	27,876
Utilities	0	15,986	0	15,986
Municipal Bonds & Notes
California	0	1,113	0	1,113
Illinois	0	2,200	0	2,200
U.S. Government Agencies	0	32,492	0	32,492
U.S. Treasury Obligations	0	73,023	0	73,023
Mortgage-Backed Securities	0	32,642	0	32,642
Asset-Backed Securities	0	42,999	0	42,999
Sovereign Issues	0	28,849	0	28,849
Preferred Securities
Banking & Finance	0	232	0	232
Short-Term Instruments
Repurchase Agreements	0	517	0	517
Greece Treasury Bills	0	2,898	0	2,898
Slovenia Treasury Bills	0	725	0	725
U.S. Treasury Bills	0	1,233	0	1,233
	$0	$321,252	$2,331	$323,583

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$21,130	$0	$0	$21,130

Total Investments	$21,130	$321,252	$2,331	$344,713

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(110,283)	$0	$(110,283)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	111	382	0	493
Over the counter	0	13,900	19	13,919
	$111	$14,282	$19	$14,412

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9)	(427)	0	(436)
Over the counter	0	(7,040)	0	(7,040)
	$(9)	$(7,467)	$0	$(7,476)

Totals	$21,232	$217,784	$2,350	$241,366

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO Unconstrained Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class, Advisor Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally

4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if

26	PIMCO VARIABLE INSURANCE TRUST

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adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although

28	PIMCO VARIABLE INSURANCE TRUST

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independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2014, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations (“CMOs”)  are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”)  are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”)  include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S.

Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

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Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$67	$900	$(957)	$0	$0	$10	$0	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$119,221	$339,898	$(437,870)	$(59)	$(70)	$21,120	$381	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

ANNUAL REPORT	DECEMBER 31, 2014	31

Notes to Financial Statements (Cont.)

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the

32	PIMCO VARIABLE INSURANCE TRUST

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option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Straddle Options  The Portfolio may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront

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Notes to Financial Statements (Cont.)

premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default

34	PIMCO VARIABLE INSURANCE TRUST

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swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic

ANNUAL REPORT	DECEMBER 31, 2014	35

Notes to Financial Statements (Cont.)

conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

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Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.60%.

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Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.30%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2014, the remaining recoverable amount to PIMCO was $2,589.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment

38	PIMCO VARIABLE INSURANCE TRUST

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manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$562,156	$555,327	$238,137	$190,117

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	10	$99	86	$913
Class M	1	15	0	0
Administrative Class	10,144	105,707	17,798	186,456
Advisor Class	567	5,930	29	297
Issued as reinvestment of distributions
Institutional Class	1	7	1	6
Class M	0	0	0	0
Administrative Class	417	4,356	326	3,387
Advisor Class	2	26	0	0
Cost of shares redeemed
Institutional Class	(59)	(617)	(6)	(65)
Class M	0	0	0	0
Administrative Class	(22,423)	(234,441)	(4,207)	(44,046)
Advisor Class	(137)	(1,442)	(1)	(11)
Net increase (decrease) resulting from Portfolio share transactions	(11,477)	$(120,360)	14,026	$146,937

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2014, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 80% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

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Notes to Financial Statements (Cont.)

December 31, 2014

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$9,917	$72	$1,699	$(466)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected Securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$341,560	$9,759	$(6,606)	$3,153

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback securities, convertible preferred securities.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$4,488	$—	$—
12/31/2013	$3,393	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

40	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Unconstrained Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Unconstrained Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

ANNUAL REPORT	DECEMBER 31, 2014	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FOB	Credit Suisse Securities (USA) LLC	NAB	National Australia Bank Ltd.
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
BSN	Bank of Nova Scotia	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	NOK	Norwegian Krone
BRL	Brazilian Real	ILS	Israeli Shekel	NZD	New Zealand Dollar
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CHF	Swiss Franc	JPY	Japanese Yen	USD	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CBOT	Chicago Board of Trade	OTC	Over the Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	MCDX	Municipal Bond Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
BBSW	Bank Bill Swap Reference Rate	EONIA	Euro OverNight Index Average	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate

42	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

0.69%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.41%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2014	43

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	45

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

46	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	51

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT75AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Unconstrained Bond Portfolio

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets sell-off, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Unconstrained Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, operational risk, emerging markets risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart

4	PIMCO VARIABLE INSURANCE TRUST

measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Unconstrained Bond Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	26.7%
U.S. Treasury Obligations	21.2%
Asset-Backed Securities	12.5%
Mortgage-Backed Securities	9.5%
U.S. Government Agencies	9.4%
Sovereign Issues	8.4%
Short-Term Instruments‡	7.7%
Other	4.6%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	Class Inception (04/30/2012)
PIMCO Unconstrained Bond Portfolio Institutional Class	3.20%	2.88%
3 Month USD LIBOR Index±	0.24%	0.30%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.90% for Institutional Class shares.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,004.80	$1,020.78
Expenses Paid During Period†	$4.57	$4.61
Net Annualized Expense Ratio††	0.90%	0.90%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Unconstrained Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

U.S. duration (or sensitivity to changes in market interest rates) positioning was a net negative for performance, driven by a short position on the back end of the U.S. Treasury yield curve as yields fell. A long position at the short end of the U.S. Treasury yield curve partially offset those losses as the total returns on short-dated U.S. Treasuries were positive.

»

Eurozone yield curve positioning detracted from performance, primarily driven by the Portfolio’s yield curve steepening bias, as longer-dated yields along the euro swap curve declined more than shorter durations.

»

Exposure to non-Agency mortgage-backed securities added to performance. The Markit iBoxx Broad US Non-Agency RMBS USD Index, which generally tracks the price performance of non-Agency mortgages, increased over the reporting period.

»

Exposure to corporates contributed to performance, with exposure to financial sector bonds driving the outperformance as the financial subsector of the Barclays U.S. Investment Grade Bond Index posted positive returns over the reporting period.

»

Selling-protection on U.S. and European CDX contributed to returns as spreads on the Markit CDX North America Investment Grade Index and the Markit iTraxx Europe Index were net tighter over the reporting period.

»

Exposure to emerging markets (“EM”) was a slight negative to performance as a long local short-term interest rate exposure in Brazil offset the positive performance impact from the Portfolio’s long exposure to Mexican local interest rates. Exposure to external EM sovereign spreads detracted from performance as spreads widened over the reporting period.

»	Modest exposure to municipal bonds added to returns as the Barclays Municipal Bond Index increased over the reporting period.

»	Short positioning in the euro, Australian dollar and Japanese yen contributed to performance as these currencies depreciated against the U.S. dollar over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Unconstrained Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2014	12/31/2013	04/30/2012-12/31/2012

Institutional Class
Net asset value beginning of year or period	$10.25	$10.46	$9.98
Net investment income (a)	0.14	0.18	0.14
Net realized/unrealized gain (loss)	0.19	(0.28)	0.41
Net increase (decrease) from investment operations	0.33	(0.10)	0.55
Dividends from net investment income	(0.13)	(0.07)	(0.07)
Distributions from net realized capital gains	0.00	(0.04)	0.00
Total distributions	(0.13)	(0.11)	(0.07)
Net asset value end of year or period	$10.45	$10.25	$10.46
Total return	3.20%	(0.97)%	5.55%
Net assets end of year or period (000s)	$374	$866	$27
Ratio of expenses to average net assets	0.90%	0.90%	0.90	%*
Ratio of expenses to average net assets excluding waivers	0.90%	0.90%	0.90	%*
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.90	%*
Ratio of expenses to average net assets excluding interest expense and waivers	0.90%	0.90%	0.90	%*
Ratio of net investment income to average net assets	1.32%	1.77%	2.01	%*
Portfolio turnover rate	255%	928%	879%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Unconstrained Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$323,583
Investments in Affiliates	21,130
Financial Derivative Instruments
Exchange-traded or centrally cleared	493
Over the counter	13,919
Cash	1
Deposits with counterparty	4,052
Foreign currency, at value	906
Receivable for investments sold	135,635
Receivable for Portfolio shares sold	471
Interest and dividends receivable	1,949
Dividends receivable from Affiliates	131
Other assets	2
502,272

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$20,135
Payable for sale-buyback transactions	6,436
Payable for short sales	110,283
Financial Derivative Instruments
Exchange-traded or centrally cleared	436
Over the counter	7,040
Payable for investments purchased	56,347
Payable for investments in Affiliates purchased	131
Deposits from counterparty	7,442
Payable for Portfolio shares redeemed	11
Accrued investment advisory fees	154
Accrued supervisory and administrative fees	77
Accrued distribution fees	1
Accrued servicing fees	38
Reimbursement to PIMCO	14
Other liabilities	5
208,550

Net Assets	$293,722

Net Assets Consist of:
Paid in capital	$282,499
Undistributed net investment income	1,857
Accumulated undistributed net realized (loss)	(28)
Net unrealized appreciation	9,394
$293,722

Net Assets:
Institutional Class	$374
Administrative Class	288,528
Advisor Class	4,805
Class M	15

Shares Issued and Outstanding:
Institutional Class	36
Administrative Class	27,619
Advisor Class	460
Class M	1

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.45
Administrative Class	10.45
Advisor Class	10.45
Class M	10.45

Cost of Investments in Securities	$320,049
Cost of Investments in Affiliates	$21,254
Cost of Foreign Currency Held	$906
Proceeds Received on Short Sales	$109,906
Cost or Premiums of Financial Derivative Instruments, net	$(1,232)

* Includes repurchase agreements of:	$517

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Unconstrained Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$9,408
Dividends	18
Dividends from Investments in Affiliates	381
Total Income	9,807

Expenses:
Investment advisory fees	2,549
Supervisory and administrative fees	1,275
Servicing fees - Administrative Class	633
Distribution and/or servicing fees - Advisor Class	5
Trustee fees	4
Interest expense	12
Miscellaneous expense	16
Total Expenses	4,494
Waiver and/or Reimbursement by PIMCO	(2)
Net Expenses	4,492

Net Investment Income	5,315

Net Realized Gain (Loss):
Investments in securities	(2,132)
Investments in Affiliates	(59)
Exchange-traded or centrally cleared financial derivative instruments	984
Over the counter financial derivative instruments	9,402
Foreign currency	(155)
Net Realized Gain	8,040

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(7,468)
Investments in Affiliates	(70)
Exchange-traded or centrally cleared financial derivative instruments	(2,832)
Over the counter financial derivative instruments	9,977
Foreign currency assets and liabilities	(40)
Net Change in Unrealized (Depreciation)	(433)
Net Gain	7,607

Net Increase in Net Assets Resulting from Operations	$12,922

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Unconstrained Bond Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$5,315	$5,463
Net realized gain (loss)	8,040	(9,786)
Net change in unrealized (depreciation)	(433)	(1,088)
Net increase (decrease) in net assets resulting from operations	12,922	(5,411)

Distributions to Shareholders:
From net investment income
Institutional Class	(7)	(3)
Administrative Class	(4,455)	(1,904)
Advisor Class	(26)	(0)
Class M	(0)	0
From net realized capital gains
Institutional Class	0	(3)
Administrative Class	0	(1,483)
Advisor Class	0	(0)
Class M	0	0

Total Distributions	(4,488)	(3,393)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(120,360)	146,937

Total Increase (Decrease) in Net Assets	(111,926)	138,133

Net Assets:
Beginning of year	405,648	267,515
End of year*	$293,722	$405,648

* Including undistributed net investment income of:	$1,857	$619

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Bond Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.2%

BANK LOAN OBLIGATIONS 4.4%
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		$2,360	$2,331
Chrysler Group LLC
3.500% due 05/24/2017		4,477	4,471
Dell, Inc.
3.750% due 10/29/2018		180	180
H.J. Heinz Co.
3.500% due 06/05/2020		770	766
HCA, Inc.
2.919% due 03/31/2017		5,074	5,045

Total Bank Loan Obligations (Cost $12,864)			12,793

CORPORATE BONDS & NOTES 31.3%

BANKING & FINANCE 16.4%
AGFC Capital Trust
6.000% due 01/15/2067		100	75
Ally Financial, Inc.
2.750% due 01/30/2017		3,200	3,198
2.911% due 07/18/2016		1,200	1,195
3.500% due 07/18/2016		500	507
4.625% due 06/26/2015		1,300	1,311
5.500% due 02/15/2017		1,400	1,474
Bank of America Corp.
0.562% due 08/15/2016		100	99
2.000% due 01/11/2018		1,400	1,400
3.400% due 10/21/2025	MXN	2,000	144
5.750% due 12/01/2017		$3,500	3,870
6.400% due 08/28/2017		700	780
6.875% due 04/25/2018		1,300	1,494
Barclays Bank PLC
14.000% due 06/15/2019 (d)	GBP	500	1,027
BPCE S.A.
5.150% due 07/21/2024		$600	619
CIT Group, Inc.
4.250% due 08/15/2017		300	307
4.750% due 02/15/2015		2,500	2,504
5.000% due 05/15/2017		100	104
Citigroup, Inc.
0.912% due 11/15/2016		500	500
6.010% due 01/15/2015		300	300
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875% due 03/19/2020	EUR	1,100	1,583
Eksportfinans ASA
2.000% due 09/15/2015		$200	200
Ford Motor Credit Co. LLC
2.500% due 01/15/2016		4,000	4,046
2.750% due 05/15/2015		1,200	1,208
3.984% due 06/15/2016		1,590	1,647
4.207% due 04/15/2016		1,000	1,036
7.000% due 04/15/2015		100	102
General Motors Financial Co., Inc.
2.750% due 05/15/2016		200	204
Goldman Sachs Group, Inc.
6.150% due 04/01/2018		200	225
International Lease Finance Corp.
4.875% due 04/01/2015		5,300	5,348
5.750% due 05/15/2016		1,500	1,559
8.625% due 09/15/2015		2,500	2,613
8.750% due 03/15/2017		200	222
JPMorgan Chase & Co.
0.854% due 02/26/2016		1,500	1,503
1.134% due 01/25/2018		300	303

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
1.750% due 02/25/2016		$1,200	$1,207
MUFG Union Bank N.A.
2.625% due 09/26/2018		300	305
Murray Street Investment Trust
4.647% due 03/09/2017		200	211
Navient Corp.
5.000% due 04/15/2015		500	505
5.000% due 06/15/2018		1,000	995
6.250% due 01/25/2016		200	209
8.450% due 06/15/2018		200	224
Prudential Covered Trust
2.997% due 09/30/2015		675	685
QBE Capital Funding Ltd.
7.250% due 05/24/2041		200	218
RCI Banque S.A.
4.375% due 01/27/2015	EUR	100	121
Regions Financial Corp.
5.750% due 06/15/2015		$200	204
Royal Bank of Scotland PLC
4.375% due 03/16/2016		400	414

			48,005

INDUSTRIALS 9.5%
Aviation Capital Group Corp.
3.875% due 09/27/2016		400	410
Casino Guichard Perrachon S.A.
5.500% due 01/30/2015	EUR	2,750	3,340
CNPC General Capital Ltd.
1.450% due 04/16/2016		$3,000	2,996
COX Communications, Inc.
5.875% due 12/01/2016		1,100	1,190
DISH DBS Corp.
4.250% due 04/01/2018		300	307
4.625% due 07/15/2017		200	207
7.125% due 02/01/2016		1,400	1,475
7.875% due 09/01/2019		200	228
Ensco PLC
3.250% due 03/15/2016		1,360	1,386
Hewlett-Packard Co.
2.350% due 03/15/2015		200	201
Kroger Co.
2.200% due 01/15/2017		100	102
MGM Resorts International
6.625% due 07/15/2015		2,280	2,326
Mondelez International, Inc.
6.250% due 03/20/2015	EUR	2,700	3,309
ONEOK Partners LP
6.150% due 10/01/2016		$1,427	1,533
SABMiller Holdings, Inc.
0.922% due 08/01/2018		3,600	3,615
Telefonica Emisiones S.A.U.
4.949% due 01/15/2015		400	400
Universal Health Services, Inc.
3.750% due 08/01/2019		400	400
Volvo Treasury AB
5.950% due 04/01/2015		4,400	4,451

			27,876

UTILITIES 5.4%
AES Corp.
3.234% due 06/01/2019		900	880
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		200	197
5.875% due 06/01/2015	EUR	200	241

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015	$3,600	$3,611
Novatek OAO Via Novatek Finance Ltd.
5.326% due 02/03/2016	800	775
Petrobras Global Finance BV
2.603% due 03/17/2017	1,100	1,018
Sinopec Group Overseas Development Ltd.
1.009% due 04/10/2017	1,600	1,603
TransAlta Corp.
4.750% due 01/15/2015	500	500
Verizon Communications, Inc.
1.771% due 09/15/2016	3,700	3,769
1.991% due 09/14/2018	900	937
2.500% due 09/15/2016	2,400	2,455

		15,986

Total Corporate Bonds & Notes (Cost $93,149)		91,867

MUNICIPAL BONDS & NOTES 1.1%

CALIFORNIA 0.4%
California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	1,100	1,113

ILLINOIS 0.7%
Illinois State General Obligation Notes, Series 2010
4.421% due 01/01/2015	2,200	2,200

Total Municipal Bonds & Notes (Cost $3,307)		3,313

U.S. GOVERNMENT AGENCIES 11.1%
Fannie Mae
3.500% due 01/01/2045	5,000	5,210
4.000% due 01/01/2045 - 02/01/2045	25,000	26,661
Freddie Mac
1.565% due 10/25/2021 (a)	388	33
5.500% due 08/15/2051	400	425
11.718% due 04/15/2044	153	163

Total U.S. Government Agencies (Cost $32,473)		32,492

U.S. TREASURY OBLIGATIONS 24.9%
U.S. Treasury Bonds
3.000% due 11/15/2044	3,000	3,154
3.125% due 08/15/2044 (f)	2,400	2,584
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022 (i)	929	907
0.125% due 01/15/2023 (f)	1,337	1,296
0.125% due 07/15/2024 (f)	5,700	5,502
0.375% due 07/15/2023 (i)(k)	510	505
0.625% due 07/15/2021 (f)(i)	1,159	1,176
1.125% due 01/15/2021 (f)(i)	3,799	3,955
2.000% due 01/15/2026 (k)	3,828	4,397
2.375% due 01/15/2025 (f)	1,637	1,927
U.S. Treasury Notes
1.875% due 11/30/2021 (f)	5,300	5,270
2.000% due 05/31/2021	1,800	1,808
2.125% due 09/30/2021 (f)(h)	40,100	40,542

Total U.S. Treasury Obligations (Cost $73,249)		73,023

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 11.1%
Banc of America Commercial Mortgage Trust
5.561% due 04/10/2049		$80	$86
BCAP LLC Trust
5.250% due 06/26/2036		764	673
Bear Stearns Adjustable Rate Mortgage Trust
2.595% due 01/25/2035		37	37
3.106% due 11/25/2034		862	830
5.122% due 08/25/2035		267	271
CBA Commercial Small Balance Commercial Mortgage
0.420% due 06/25/2038		3,853	2,530
Countrywide Alternative Loan Trust
6.000% due 02/25/2037 ^		612	499
6.000% due 05/25/2037 ^		514	422
Countrywide Home Loan Mortgage Pass-Through Trust
2.483% due 02/20/2036		1,090	925
2.589% due 08/25/2034		617	571
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,551	3,773
Credit Suisse Mortgage Capital Certificates
0.437% due 12/27/2035		1,600	1,532
First Horizon Alternative Mortgage Securities Trust
2.207% due 06/25/2034		320	315
2.296% due 01/25/2036		560	453
2.316% due 06/25/2036		543	423
First Horizon Mortgage Pass-Through Trust
2.392% due 11/25/2037		3,940	3,421
Granite Mortgages PLC
0.940% due 09/20/2044	GBP	190	295
HarborView Mortgage Loan Trust
0.984% due 11/19/2034		$101	75
IndyMac Mortgage Loan Trust
0.380% due 04/25/2046		3,430	2,735
2.519% due 10/25/2034		57	55
JPMorgan Alternative Loan Trust
0.320% due 07/25/2036		110	109
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		189	198
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		53	56
Morgan Stanley Capital Trust
5.665% due 04/15/2049		988	1,067
RBSSP Resecuritization Trust
0.420% due 02/26/2037		1,215	1,147
RMAC Securities PLC
0.710% due 06/12/2044	GBP	1,782	2,593
Structured Asset Securities Corp. Trust
5.500% due 09/25/2035		$547	564
Thornburg Mortgage Securities Trust
1.420% due 06/25/2037		152	133
1.878% due 06/25/2037		589	567
Wachovia Bank Commercial Mortgage Trust
0.241% due 06/15/2020		151	150
5.716% due 06/15/2049		3,613	3,888
5.749% due 07/15/2045		512	543
5.941% due 02/15/2051		316	339
WaMu Mortgage Pass-Through Certificates Trust
0.400% due 04/25/2045		133	125
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 01/25/2035		747	746
2.621% due 06/25/2035		491	496

Total Mortgage-Backed Securities (Cost $30,189)			32,642

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 14.6%
Access Group, Inc.
1.534% due 10/27/2025		$597	$600
ACE Securities Corp.
0.325% due 08/25/2036		483	412
0.330% due 05/25/2036		1,765	1,559
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.650% due 03/25/2035		1,900	1,831
Asset-Backed Funding Certificates Trust
0.330% due 01/25/2037		3,875	2,450
0.390% due 01/25/2037		2,696	1,720
Avoca CLO PLC
0.438% due 09/15/2021	EUR	515	620
Bear Stearns Asset-Backed Securities Trust
0.370% due 04/25/2037 ^		$811	739
0.660% due 09/25/2035		1,100	907
1.420% due 08/25/2037		246	227
Belle Haven ABS CDO Ltd.
0.592% due 11/03/2044		328	164
0.632% due 11/03/2044		503	251
Berica Asset-Backed Security SRL
0.379% due 12/31/2055	EUR	895	1,079
Citigroup Mortgage Loan Trust, Inc.
0.310% due 08/25/2036		$104	94
Countrywide Asset-Backed Certificates
0.310% due 08/25/2037		4,000	3,266
0.320% due 12/25/2036		1,174	1,104
0.320% due 04/25/2047		1,565	1,293
0.360% due 06/25/2047		4,000	3,430
5.157% due 07/25/2036		300	203
5.230% due 08/25/2035		600	556
Countrywide Asset-Backed Certificates Trust
0.415% due 05/25/2036		39	39
0.505% due 05/25/2036		350	339
5.103% due 05/25/2035		800	787
Credit-Based Asset Servicing and Securitization LLC
4.105% due 03/25/2037 ^		3,127	1,967
First Franklin Mortgage Loan Trust
0.530% due 10/25/2035		1,053	984
GSAA Home Equity Trust
0.450% due 07/25/2037		2,876	1,137
GSAMP Trust
0.400% due 03/25/2047		2,000	1,340
HSI Asset Securitization Corp. Trust
0.280% due 12/25/2036		2,197	1,067
0.390% due 12/25/2036		794	391
Huntington CDO Ltd.
0.502% due 11/05/2040		419	396
MASTR Asset-Backed Securities Trust
0.340% due 10/25/2036		1,100	936
Morgan Stanley ABS Capital, Inc. Trust
0.310% due 11/25/2036		259	180
0.320% due 10/25/2036		591	414
0.460% due 01/25/2036		500	449
Newcastle CDO Ltd.
0.595% due 12/24/2039		228	223
Option One Mortgage Loan Trust
0.500% due 04/25/2037		4,406	2,679
Residential Asset Securities Corp. Trust
0.630% due 11/25/2035		3,100	2,434
Securitized Asset-Backed Receivables LLC Trust
0.935% due 02/25/2034		630	597
Sierra Madre Funding Ltd.
0.537% due 09/07/2039		1,250	990
0.557% due 09/07/2039		2,885	2,284

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Investment Loan Trust
0.530% due 10/25/2035		$483	$475
Triaxx Prime CDO Ltd.
0.430% due 10/02/2039		456	386

Total Asset-Backed Securities (Cost $36,206)			42,999

SOVEREIGN ISSUES 9.8%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2015	BRL	21,000	7,217
0.000% due 01/01/2016		9,000	2,998
0.000% due 01/01/2017		18,500	5,459
0.000% due 07/01/2017		14,400	4,004
New Zealand Government Bond
2.000% due 09/20/2025	NZD	206	161
3.000% due 09/20/2030		817	705
Slovenia Government International Bond
2.750% due 03/17/2015	EUR	500	609
4.700% due 11/01/2016		1,100	1,426
5.250% due 02/18/2024		$600	662
Spain Government International Bond
2.750% due 10/31/2024	EUR	4,200	5,608

Total Sovereign Issues (Cost $32,613)			28,849

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Ally Financial, Inc.
8.500% due 05/15/2016 (d)		8,600	232

Total Preferred Securities (Cost $230)			232

SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS (e) 0.2%
			517

		PRINCIPAL AMOUNT (000S)
GREECE TREASURY BILLS 1.0%
2.046% due 02/06/2015	EUR	2,400	2,898

SLOVENIA TREASURY BILLS 0.2%
1.470% due 02/12/2015		600	725

U.S. TREASURY BILLS 0.4%
0.065% due 04/23/2015 - 05/28/2015 (b)(f)(k)		$1,233	1,233

Total Short-Term Instruments (Cost $5,769)			5,373

Total Investments in Securities (Cost $320,049)			323,583

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.2%

SHORT-TERM INSTRUMENTS 7.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.2%
PIMCO Short-Term Floating NAV Portfolio	1,002	$10
PIMCO Short-Term Floating NAV Portfolio III	2,130,764	21,120

Total Short-Term Instruments (Cost $21,254)		21,130

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $21,254)	$21,130

Total Investments 117.4% (Cost $341,303)	$344,713

Financial Derivative Instruments (g)(j) 2.4% (Cost or Premiums, net $(1,232))	6,936

Other Assets and Liabilities, net (19.8%)	(57,927)

Net Assets 100.0%	$293,722

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$517	Fannie Mae 2.200% due 10/17/2022	$(529)	$517	$517

Total Repurchase Agreements						$(529)	$517	$517

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.200%	11/17/2014	01/15/2015	$(8,411)	$(8,413)
JPS	0.400%	12/17/2014	01/16/2015	(6,450)	(6,451)
	0.420%	12/30/2014	01/06/2015	(3,478)	(3,478)
	1.300%	12/31/2014	01/02/2015	(1,793)	(1,793)

Total Reverse Repurchase Agreements					$(20,135)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.250%	12/26/2014	01/09/2015	$(1,290)	$(1,290)
BPG	(0.010%)	01/05/2015	01/12/2015	(1,308)	(1,309)
UBS	0.320%	12/08/2014	01/05/2015	(3,835)	(3,837)

Total Sale-Buyback Transactions					$(6,436)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2014 was $4,453 at a weighted average interest rate of 0.187%.
(3)	Payable for sale-buyback transactions includes $2 of deferred price drop on sale-buyback transactions.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	01/01/2045	$5,800	$(6,013)	$(6,044)
Fannie Mae	3.500%	02/01/2045	5,000	(5,182)	(5,196)
Fannie Mae	4.000%	01/01/2045	46,000	(48,809)	(49,082)
Fannie Mae	4.000%	02/01/2045	33,800	(35,931)	(35,972)
Fannie Mae	4.000%	03/12/2045	5,000	(5,306)	(5,306)
Fannie Mae	4.500%	01/01/2045	8,000	(8,665)	(8,683)

Total Short Sales				$(109,906)	$(110,283)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(f)	Securities with an aggregate market value of $26,621 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BSN	$0	$(8,413)	$0	$0	$(8,413)	$8,275	$(138)
JPS	0	(11,722)	0	0	(11,722)	11,639	(83)
SSB	517	0	0	0	517	(529)	(12)

Master Securities Forward Transaction Agreement
BCY	0	0	(1,290)	0	(1,290)	1,292	2
BPG	0	0	(1,309)	0	(1,309)	1,292	(17)
UBS	0	0	(3,837)	0	(3,837)	3,842	5

Total Borrowings and Other Financing Transactions	$517	$(20,135)	$(6,436)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note February Futures	$99.000	01/23/2015	111	$1	$2
Put - CBOT U.S. Treasury 10-Year Note February Futures	107.000	01/23/2015	69	1	1
Put - CBOT U.S. Treasury 10-Year Note February Futures	110.000	01/23/2015	27	0	1
Put - CBOT U.S. Treasury 10-Year Note February Futures	112.000	01/23/2015	80	1	1
Put - CBOT U.S. Treasury 10-Year Note February Futures	114.000	01/23/2015	7	0	0
Put - CBOT U.S. Treasury 10-Year Note March Futures	106.000	02/20/2015	773	6	12

				$9	$17

Total Purchased Options				$9	$17

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,950.000	01/17/2015	24	$(28)	$(16)

Total Written Options				$(28)	$(16)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	235	$(58)	$3	$0
90-Day Eurodollar December Futures	Short	12/2016	235	49	0	(9)
90-Day Eurodollar June Futures	Short	06/2015	23	2	0	0
U.S. Treasury 10-Year Note March Futures	Long	03/2015	480	(67)	105	0

Total Futures Contracts				$(74)	$108	$(9)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	06/17/2018	$	39,100	$(155)	$(43)	$0	$(7)
Receive	3-Month USD-LIBOR	1.700%	10/16/2019		51,700	(72)	(3)	0	(38)
Receive	3-Month USD-LIBOR	1.650%	10/16/2019		18,100	19	44	0	(13)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021		86,500	(2,700)	(716)	0	(91)
Receive	3-Month USD-LIBOR	2.550%	09/04/2024		2,300	(75)	(68)	0	(1)
Receive	3-Month USD-LIBOR	3.000%	12/17/2024		16,400	(1,086)	(644)	0	(18)
Pay	6-Month AUD-BBR-BBSW	3.250%	09/21/2017	AUD	7,100	53	46	12	0
Pay	6-Month AUD-BBR-BBSW	3.500%	12/20/2018		1,400	8	9	1	0
Pay	6-Month AUD-BBR-BBSW	3.250%	12/17/2019		58,600	1,283	1,143	250	0
Pay	6-Month AUD-BBR-BBSW	3.000%	06/17/2020		6,200	64	26	29	0
Receive	6-Month AUD-BBR-BBSW	3.750%	12/17/2024		21,900	(942)	(888)	0	(158)
Receive	6-Month AUD-BBR-BBSW	3.500%	06/17/2025		3,300	(68)	(22)	0	(25)
Receive	6-Month EUR-EURIBOR	0.430%	12/11/2019	EUR	13,700	(64)	(50)	0	(2)
Pay	6-Month EUR-EURIBOR	1.008%	11/14/2024		3,700	94	94	5	0
Pay	6-Month EUR-EURIBOR	1.250%	03/18/2025		15,300	735	403	20	0
Receive	6-Month EUR-EURIBOR	1.750%	11/14/2044		500	(45)	(45)	0	(2)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		9,400	(1,516)	(1,009)	0	(37)
Receive	6-Month GBP-LIBOR	2.050%	09/23/2019	GBP	600	(31)	(29)	0	(1)
Receive	6-Month GBP-LIBOR	2.000%	03/18/2022		3,700	(118)	(82)	0	(18)
Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	9,000	14	(7)	1	0
Pay	28-Day MXN-TIIE	5.470%	04/26/2019		3,800	3	3	1	0
Pay	28-Day MXN-TIIE	7.740%	05/29/2024		23,000	44	5	6	0
Pay	28-Day MXN-TIIE	7.650%	05/30/2024		97,500	165	152	26	0
Pay	28-Day MXN-TIIE	6.150%	06/07/2024		43,000	30	41	17	0

						$(4,360)	$(1,640)	$368	$(411)

Total Swap Agreements						$(4,360)	$(1,640)	$368	$(411)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(h)	Securities with an aggregate market value of $880 have been pledged as collateral as of December 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(i)	Securities with an aggregate market value of $1,687 and cash of $4,053 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$17	$108	$368	$493	$(16)	$(9)	$(411)	$(436)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	01/2015		AUD	10,980	$		9,392	$428	$0

BOA	01/2015			5,266			4,540	241	0
	01/2015		NZD	2,663			2,079	8	(7)
	01/2015	$		4,546		EUR	3,665	0	(111)
	01/2015			4,135		GBP	2,646	0	(11)
	01/2015			2,851		JPY	341,875	3	0
	02/2015		GBP	2,646	$		4,135	11	0
	02/2015		JPY	341,875			2,851	0	(4)
	02/2015		MXN	16,998			1,250	100	0
	02/2015		NOK	10,055			1,440	92	0
	02/2015	$		1,470		NOK	10,000	0	(130)
	03/2015		MXN	9,163	$		688	70	0
	06/2015		EUR	2,743			3,729	405	0
	06/2015	$		315		EUR	241	0	(23)
	06/2016		EUR	7,597	$		10,403	1,102	0
	06/2016	$		450		EUR	333	0	(42)

BPS	01/2015		EUR	2,117	$		2,617	56	0
	01/2015	$		1,102		AUD	1,319	0	(26)
	02/2015		MXN	1,398	$		103	8	0
	02/2015	$		394		MXN	5,331	0	(33)
	06/2015		EUR	1,118	$		1,516	161	0
	06/2015	$		4,009		EUR	2,989	0	(387)
	10/2015		BRL	7,000	$		2,792	352	0
	01/2016			4,000			1,554	193	0
	01/2017			5,000			1,817	254	0
	07/2017			7,400			2,540	315	0

BRC	02/2015	$		393		MXN	5,516	0	(20)
	06/2015		EUR	1,564	$		2,125	229	0
	06/2015	$		506		EUR	383	0	(41)
	06/2016		EUR	1,536	$		2,113	231	0

CBK	01/2015		JPY	10,000			84	1	0
	01/2015	$		11,853		EUR	9,584	0	(256)
	01/2015			410		ZAR	4,616	0	(13)
	02/2015		CHF	113	$		115	2	0
	02/2015		EUR	3,073			3,767	48	0
	02/2015	$		452		INR	28,250	0	(9)
	02/2015			2,384		MXN	32,599	0	(178)
	03/2015		CAD	7,590	$		6,594	70	0
	06/2015		EUR	1,713			2,342	266	0
	06/2015	$		1,389		EUR	1,050	0	(117)

DUB	02/2015		MXN	2,472	$		169	2	0
	02/2015	$		2,284		BRL	6,042	0	(29)
	06/2015			1,517		EUR	1,167	0	(103)
	10/2015		BRL	4,000	$		1,533	138	0
	02/2016		EUR	1,350			1,817	173	0
	06/2016			809			1,108	117	0
	06/2016	$		1,326		EUR	981	0	(125)
	10/2016		JPY	120,988	$		1,710	680	0

FBF	01/2015		GBP	3,001			4,711	33	0
	01/2015		JPY	678,475			5,733	69	0
	02/2015		INR	108,886			1,738	32	0
	02/2015		MXN	13,017			891	10	0
	06/2015		EUR	2,265			3,074	329	0
	10/2015		BRL	10,000			3,743	257	0

GLM	01/2015		AUD	7,328			6,098	116	0
	01/2015		EUR	6,284			7,783	179	0
	01/2015		ILS	24			6	0	0
	01/2015		SGD	24			18	0	0
	01/2015	$		4,621		AUD	5,324	0	(275)
	01/2015			2,082		NZD	2,661	0	(7)
	02/2015		MXN	4,217	$		311	26	0
	06/2015	$		2,507		EUR	1,885	0	(222)

HUS	01/2015			3,108		AUD	3,719	0	(72)
	01/2015			2,889		GBP	1,839	0	(23)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2015	$		3,005		JPY	355,600	$0	$(36)
	02/2015			1,789		INR	111,616	0	(40)

JPM	01/2015		EUR	4,982	$		6,178	150	0
	01/2015		GBP	1,484			2,322	9	0
	01/2015		JPY	9,000			74	0	(1)
	01/2015	$		165		EUR	134	0	(3)
	01/2015			564		NZD	723	0	0
	01/2015			2,075		ZAR	23,039	0	(91)
	01/2015		ZAR	23,586	$		2,135	104	0
	02/2015		INR	1,003			16	0	0
	02/2015		MXN	32,314			2,203	17	0
	02/2015	$		4,690		INR	295,268	0	(63)
	02/2015			4,435		MXN	65,299	0	(17)
	03/2015			617			9,163	1	0

MSB	06/2015		EUR	2,424	$		3,323	385	0
	06/2016			2,157			2,967	326	0
	01/2017		BRL	4,000			1,452	202	0

NAB	06/2015		EUR	1,580			2,149	234	0
	06/2016			4,573			6,279	679	0
	07/2016			3,919			5,317	510	0

NGF	02/2015		HKD	279			36	0	0

RBC	02/2015	$		228		MXN	3,013	0	(24)

UAG	01/2015			10,805		AUD	13,212	0	(18)
	02/2015		AUD	13,212	$		10,782	18	0
	06/2015	$		904		EUR	686	0	(73)
	01/2016		BRL	5,000	$		1,930	230	0
	01/2017			9,000			3,240	426	0
	07/2017			7,000			2,466	360	0

Total Forward Foreign Currency Contracts								$10,458	$(2,630)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC CDX.IG-23 5-Year Index	Sell	0.700%	03/18/2015	$	2,600	$6	$9

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC USD versus CNH	CNH	6.310	12/03/2015	$	687	$8	$12
	Call - OTC USD versus CNY	CNY	6.250	12/02/2015		448	5	8

HUS	Put - OTC USD versus CAD	CAD	1.045	02/02/2015		2,000	0	0
	Call - OTC USD versus CNH	CNH	6.310	12/03/2015		3,065	39	54
	Call - OTC USD versus CNY	CNY	6.250	12/02/2015		3,215	35	58

							$87	$132

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015	$ 22,200	$50	$38
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.140%	12/01/2015	12,300	25	22

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.460%	11/27/2017	1,100	84	63
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.525%	11/27/2017	1,400	121	75
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	11/27/2017	1,800	132	93

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015	44,400	128	76

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.113%	12/16/2015	36,500	97	61
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.160%	11/09/2015	7,100	394	729
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.160%	11/24/2015	3,600	195	372
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	10/27/2017	5,600	399	283

							$1,625	$1,812

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount		Cost (1)	Market Value
BOA	Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	0.000%	05/06/2015	$	1,000	$82	$88

Total Purchased Options						$1,800	$2,041

(1)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	0.950%	03/18/2015	$	2,600	$(6)	$(2)

BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	1,200	(2)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		1,200	(2)	0

BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	0.800%	01/21/2015	$	3,600	(4)	(1)

CBK	Put - OTC CDX.IG-23 5-Year Index	Sell	0.800%	02/18/2015		4,100	(6)	(4)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	700	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		700	(1)	0

FBF	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	01/21/2015		700	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		1,300	(1)	0

GST	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.500%	03/18/2015		1,600	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	03/18/2015		1,600	(3)	(3)

JPM	Put - OTC CDX.IG-23 5-Year Index	Sell	0.750%	01/21/2015	$	4,100	(5)	(2)
	Call - OTC CDX.IG-23 5-Year Index	Buy	0.600%	02/18/2015		2,300	(1)	(2)
	Put - OTC CDX.IG-23 5-Year Index	Sell	0.900%	02/18/2015		2,300	(4)	(1)
	Put - OTC CDX.IG-23 5-Year Index	Sell	0.850%	03/18/2015		4,000	(7)	(6)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.500%	03/18/2015	EUR	2,100	(2)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	03/18/2015		2,100	(4)	(4)

SOG	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		800	(2)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		800	(1)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		1,900	(2)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		1,900	(3)	(2)

							$(59)	$(35)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC AUD versus USD	$	0.795	01/16/2015	AUD	1,300	$(4)	$(2)
	Put - OTC GBP versus JPY	JPY	181.200	02/13/2015	GBP	800	(9)	(6)
	Call - OTC GBP versus JPY		193.500	02/13/2015		800	(8)	(4)
	Call - OTC USD versus CNH	CNH	6.492	12/03/2015	$	687	(4)	(6)
	Call - OTC USD versus CNY	CNY	6.500	12/02/2015		448	(2)	(3)
	Put - OTC USD versus JPY	JPY	80.000	02/18/2019		200	(11)	(3)

CBK	Put - OTC EUR versus JPY		142.000	02/09/2015	EUR	1,000	(9)	(8)
	Call - OTC EUR versus JPY		151.300	02/09/2015		1,000	(8)	(2)
	Put - OTC USD versus BRL	BRL	2.595	02/12/2015	$	300	(3)	(2)
	Call - OTC USD versus BRL		2.815	02/12/2015		300	(2)	(2)
	Put - OTC USD versus MXN	MXN	13.350	02/04/2015		1,100	(5)	0

DUB	Put - OTC AUD versus JPY	JPY	93.870	02/13/2015	AUD	1,590	(9)	(5)
	Call - OTC AUD versus JPY		100.500	02/13/2015		1,590	(9)	(5)

FBF	Put - OTC AUD versus NZD	NZD	1.095	02/04/2015		1,800	(9)	(67)
	Put - OTC AUD versus USD	$	0.795	01/16/2015		1,745	(7)	(3)
	Put - OTC EUR versus CAD	CAD	1.400	02/05/2015	EUR	1,700	(13)	(18)
	Call - OTC EUR versus CAD		1.460	02/05/2015		1,700	(15)	(3)

GLM	Put - OTC AUD versus NZD	NZD	1.105	02/04/2015	AUD	700	(3)	(31)
	Put - OTC USD versus MXN	MXN	14.200	02/12/2015	$	1,380	(9)	(2)
	Call - OTC USD versus MXN		15.100	02/12/2015		1,380	(8)	(10)

HUS	Call - OTC USD versus CNH	CNH	6.492	12/03/2015		3,065	(19)	(29)
	Call - OTC USD versus CNY	CNY	6.500	12/02/2015		3,215	(13)	(25)

JPM	Put - OTC GBP versus AUD	AUD	1.830	02/05/2015	GBP	1,400	(19)	(2)
	Call - OTC GBP versus AUD		1.885	02/05/2015		1,400	(19)	(45)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Put - OTC USD versus BRL	BRL	2.595	02/12/2015	$	1,000	$(9)	$(7)
	Call - OTC USD versus BRL		2.815	02/12/2015		1,000	(9)	(6)

							$(235)	$(296)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015	$	4,300	$(115)	$(13)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		2,500	(27)	(32)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		4,600	(56)	(80)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017		4,600	(84)	(68)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017		5,900	(122)	(83)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017		7,600	(132)	(105)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015		4,300	(115)	(13)
	Call - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.650%	01/22/2015	GBP	2,100	(15)	(33)
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.000%	01/22/2015		2,100	(11)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015	$	9,200	(130)	(161)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.530%	02/29/2016		7,800	(96)	(22)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017		23,600	(405)	(315)
	Call - OTC 5-Year Interest Rate Swap (Effective 11/12/2020)	3-Month USD-LIBOR	Receive	3.410%	11/09/2015		25,800	(396)	(681)
	Call - OTC 5-Year Interest Rate Swap (Effective 11/27/2020)	3-Month USD-LIBOR	Receive	3.410%	11/24/2015		13,100	(197)	(348)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	12/16/2015		7,900	(96)	(73)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.240%	01/07/2015		5,100	(49)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.240%	02/06/2015		5,100	(67)	(1)

RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		13,900	(264)	(94)

								$(2,377)	$(2,122)

Total Written Options								$(2,671)	$(2,453)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at Beginning of Period	199	$526,700	AUD	0	EUR	50,000	GBP	12,000	JPY	0	$(2,664)
Sales	2,082	761,710		12,796		165,924		30,200		3,331	(10,670)
Closing Buys	(1,857)	(112,908)		0		(18,244)		0		(3,331)	6,726
Expirations	(400)	(909,991)		(1,571)		(148,000)		(14,000)		0	3,508
Exercised	0	(83,136)		(2,500)		(25,680)		(19,600)		0	401

Balance at End of Period	24	$182,375	AUD	8,725	EUR	24,000	GBP	8,600	JPY	0	$(2,699)

SWAP AGREEMENTS:

CORRELATION SWAPS

Counterparty	Pay/Receive Correlation	Correlation Asset	Correlation Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Receive	USD-BRL versus EUR-BRL	80.00%	04/27/2015	$	200	$0	$(5)	$0	$(5)
GLM	Receive	USD-BRL versus EUR-BRL	81.00%	04/24/2015		100	0	(2)	0	(2)

							$0	$(7)	$0	$(7)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.192%	$	500	$9	$(2)	$7	$0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.424%		1,100	20	6	26	0
	Brazil Government International Bond	1.000%	12/20/2016	1.204%		200	(3)	2	0	(1)
	China Government International Bond	1.000%	03/20/2019	0.660%		700	3	7	10	0
	Colombia Government International Bond	1.000%	03/20/2016	0.614%		200	1	0	1	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	7.209%		1,000	(14)	(29)	0	(43)
	General Electric Capital Corp.	1.000%	09/20/2015	0.261%		1,400	13	(5)	8	0
	HSBC Bank PLC	1.000%	03/20/2019	0.343%	EUR	1,000	18	16	34	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Indonesia Government International Bond	1.000%	12/20/2018	1.170%	$	100	$(5)	$4	$0	$(1)
	Indonesia Government International Bond	1.000%	03/20/2019	1.235%		400	(21)	17	0	(4)
	Italy Government International Bond	1.000%	06/20/2019	1.114%		2,100	(38)	28	0	(10)
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		2,200	4	12	16	0
	Russia Government International Bond	1.000%	06/20/2015	5.124%		2,000	(1)	(37)	0	(38)
	Russia Government International Bond	1.000%	09/20/2015	5.125%		600	(3)	(14)	0	(17)
	Sprint Communications, Inc.	5.000%	12/20/2019	4.563%		200	10	(6)	4	0

BPS	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.170%		800	14	(4)	10	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2017	0.281%		1,500	37	(7)	30	0
	China Government International Bond	1.000%	12/20/2019	0.821%		2,500	26	(4)	22	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.261%		1,400	13	(5)	8	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.123%		900	9	(3)	6	0

BRC	China Government International Bond	1.000%	03/20/2019	0.660%		2,600	10	28	38	0
	General Electric Capital Corp.	1.000%	03/20/2015	0.261%		1,800	12	(9)	3	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.261%		700	6	(2)	4	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.170%		200	(10)	9	0	(1)
	Indonesia Government International Bond	1.000%	03/20/2019	1.235%		600	(32)	27	0	(5)
	Italy Government International Bond	1.000%	09/20/2019	1.155%		300	0	(2)	0	(2)
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.123%		1,100	11	(4)	7	0
	MetLife, Inc.	1.000%	09/20/2019	0.608%		600	11	0	11	0
	Spain Government International Bond	1.000%	03/20/2019	0.713%		200	(2)	5	3	0

CBK	Brazil Government International Bond	1.000%	12/20/2016	1.204%		200	(3)	2	0	(1)
	Brazil Government International Bond	1.000%	03/20/2017	1.242%		300	(3)	2	0	(1)
	Brazil Government International Bond	1.000%	09/20/2017	1.367%		1,900	(4)	(14)	0	(18)
	California State General Obligation Bonds, Series 2003	1.000%	09/20/2019	0.466%		300	8	(1)	7	0
	China Government International Bond	1.000%	06/20/2019	0.720%		700	11	(2)	9	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	7.209%		700	(8)	(22)	0	(30)
	General Electric Capital Corp.	1.000%	06/20/2015	0.261%		400	3	(2)	1	0
	JPMorgan Chase & Co.	1.000%	06/20/2015	0.123%		400	3	(1)	2	0
	MetLife, Inc.	1.000%	06/20/2016	0.192%		200	3	(1)	2	0
	Portugal Government International Bond	1.000%	03/20/2016	0.568%		1,300	(8)	16	8	0
	Sprint Communications, Inc.	5.000%	12/20/2019	4.563%		4,000	202	(122)	80	0
	Teck Resources Ltd.	1.000%	09/20/2019	2.506%		300	(5)	(15)	0	(20)

DUB	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.192%		1,300	23	(4)	19	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2018	0.352%		300	8	(1)	7	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2020	0.638%		400	(5)	13	8	0
	Brazil Government International Bond	1.000%	03/20/2016	0.995%		100	0	0	0	0
	Brazil Government International Bond	1.000%	12/20/2016	1.204%		500	(7)	6	0	(1)
	China Government International Bond	1.000%	06/20/2019	0.720%		1,100	18	(4)	14	0
	China Government International Bond	1.000%	12/20/2019	0.821%		5,700	60	(10)	50	0
	Colombia Government International Bond	1.000%	12/20/2018	1.147%		200	(1)	0	0	(1)
	Ford Motor Co.	5.000%	03/20/2019	0.819%		200	37	(3)	34	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.261%		1,500	14	(6)	8	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.339%		1,800	27	(9)	18	0
	HSBC Bank PLC	1.000%	03/20/2019	0.343%	EUR	400	6	7	13	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.235%	$	1,000	(51)	42	0	(9)
	Italy Government International Bond	1.000%	03/20/2019	1.069%		200	(4)	3	0	(1)
	Italy Government International Bond	1.000%	06/20/2019	1.114%		4,000	0	(18)	0	(18)
	Italy Government International Bond	1.000%	09/20/2019	1.155%		2,600	6	(23)	0	(17)
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.123%		1,700	16	(5)	11	0
	MetLife, Inc.	1.000%	03/20/2019	0.525%		2,000	14	26	40	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		700	(1)	6	5	0
	Mexico Government International Bond	1.000%	06/20/2019	0.904%		2,200	34	(24)	10	0
	Spain Government International Bond	1.000%	06/20/2016	0.322%		1,700	23	(5)	18	0

FBF	Colombia Government International Bond	1.000%	03/20/2016	0.614%		100	1	0	1	0
	Colombia Government International Bond	1.000%	03/20/2019	1.186%		400	(2)	(1)	0	(3)
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.123%		1,400	13	(4)	9	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		200	1	1	2	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.510%		100	2	0	2	0
	Wells Fargo & Co.	1.000%	09/20/2017	0.237%		1,400	31	(2)	29	0

GST	Berkshire Hathaway, Inc.	1.000%	09/20/2017	0.281%		300	7	(1)	6	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2018	0.380%		1,300	37	(7)	30	0
	Brazil Government International Bond	1.000%	03/20/2016	0.995%		200	0	0	0	0
	Citigroup, Inc.	1.000%	03/20/2019	0.616%		500	5	3	8	0
	Colombia Government International Bond	1.000%	12/20/2018	1.147%		200	(2)	0	0	(2)
	Colombia Government International Bond	1.000%	03/20/2019	1.186%		100	(1)	0	0	(1)
	Continental Resources, Inc.	1.000%	06/20/2016	0.740%		4,500	58	(39)	19	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	7.209%		800	(9)	(25)	0	(34)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	MetLife, Inc.	1.000%	09/20/2019	0.608%	$	300	$6	$0	$6	$0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		200	1	1	2	0
	Portugal Government International Bond	1.000%	12/20/2015	0.521%		800	(3)	7	4	0
	Portugal Government International Bond	1.000%	03/20/2016	0.568%		900	(5)	10	5	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.510%		200	4	0	4	0
	Spain Government International Bond	1.000%	03/20/2019	0.713%		300	(3)	6	3	0

HUS	Colombia Government International Bond	1.000%	03/20/2016	0.614%		400	2	0	2	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.170%		200	(10)	9	0	(1)
	Italy Government International Bond	1.000%	06/20/2017	0.722%		4,100	41	(12)	29	0
	Italy Government International Bond	1.000%	03/20/2019	1.069%		300	(6)	5	0	(1)
	Mexico Government International Bond	1.000%	12/20/2016	0.549%		500	6	(2)	4	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		1,000	1	6	7	0

JPM	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.192%		500	9	(2)	7	0
	China Government International Bond	1.000%	03/20/2019	0.660%		1,200	6	12	18	0
	China Government International Bond	1.000%	12/20/2019	0.821%		100	1	0	1	0
	Ford Motor Co.	5.000%	03/20/2019	0.819%		200	37	(2)	35	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	7.209%		200	(2)	(6)	0	(8)
	HSBC Bank PLC	1.000%	03/20/2019	0.343%	EUR	3,800	64	65	129	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.170%	$	100	(5)	4	0	(1)
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		500	1	3	4	0
	Qatar Government International Bond	1.000%	06/20/2019	0.722%		1,000	20	(8)	12	0

MYC	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.192%		500	9	(2)	7	0
	California State General Obligation Bonds, Series 2003	1.000%	09/20/2024	0.953%		100	1	0	1	0
	Colombia Government International Bond	1.000%	12/20/2018	1.147%		500	(4)	1	0	(3)
	General Electric Capital Corp.	1.000%	09/20/2015	0.261%		900	8	(3)	5	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.170%		100	(5)	4	0	(1)
	Italy Government International Bond	1.000%	03/20/2019	1.069%		200	(4)	3	0	(1)
	JPMorgan Chase & Co.	1.000%	06/20/2015	0.123%		400	3	(2)	1	0
	Mexico Government International Bond	1.000%	12/20/2016	0.549%		200	3	(1)	2	0

							$831	$(120)	$1,006	$(295)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$ 2,350	$(464)	$(3)	$0	$(467)
	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	300	40	2	42	0

BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	1,717	(339)	(2)	0	(341)

CBK	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	200	27	1	28	0
	MCDX-23 5-Year Index	1.000%	12/20/2019	1,100	9	0	9	0

GST	MCDX-23 5-Year Index	1.000%	12/20/2019	800	6	0	6	0

MYC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	1,717	(343)	2	0	(341)
	iTraxx Europe 9 10-Year Index 22-100%	0.250%	06/20/2018	EUR 4,500	(165)	183	18	0
	MCDX-23 5-Year Index	1.000%	12/20/2019	$ 200	1	0	1	0

					$ (1,228)	$183	$104	$(1,149)

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	80	$0	$7	$7	$0
	Pay	1-Year BRL-CDI	8.160%	01/02/2015	BRL	1,600	0	(15)	0	(15)

BPS	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	40	0	3	3	0
	Pay	1-Year BRL-CDI	11.600%	01/02/2015	BRL	44,200	0	1	1	0
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		26,800	13	(91)	0	(79)
	Pay	1-Year BRL-CDI	11.160%	01/04/2021		34,500	(66)	(279)	0	(345)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		10,100	(3)	19	16	0

DUB	Pay	1-Year BRL-CDI	7.620%	01/02/2015		1,300	(2)	(14)	0	(16)
	Pay	1-Year BRL-CDI	8.430%	01/02/2015		1,400	9	(16)	0	(7)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		2,700	9	(17)	0	(8)

FBF	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044	GBP	120	0	11	11	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		32	0	1	1	0

GLM	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044		40	0	4	4	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		228	0	5	5	0
	Pay	1-Month GBP-UKRPI	3.510%	12/15/2044		100	0	6	6	0
	Pay	1-Year BRL-CDI	7.550%	01/02/2015	BRL	1,400	(3)	(15)	0	(18)
	Pay	1-Year BRL-CDI	8.150%	01/02/2015		1,500	0	(14)	0	(14)

HUS	Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	20,000	18	14	32	0
	Pay	28-Day MXN-TIIE	7.500%	06/02/2021		12,200	39	47	86	0
	Pay	28-Day MXN-TIIE	7.650%	05/30/2024		16,500	1	27	28	0

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	100	1	7	8	0
	Pay	1-Year BRL-CDI	7.890%	01/02/2015	BRL	400	0	(4)	0	(4)

MYC	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044	GBP	90	0	8	8	0
	Pay	1-Year BRL-CDI	9.930%	01/02/2015	BRL	3,600	2	30	32	0
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		8,500	22	(9)	13	0
	Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MXN	2,800	10	10	20	0

UAG	Pay	1-Year BRL-CDI	9.930%	01/02/2015	BRL	3,000	3	24	27	0
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		900	2	0	2	0

							$55	$(251)	$310	$(506)

Total Swap Agreements							$(342)	$(195)	$1,420	$(1,957)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(k)	Securities with an aggregate market value of $1,130 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$428	$0	$0	$428	$0	$0	$0	$0	$428	$(290)	$138
BOA	2,032	177	155	2,364	(328)	(151)	(596)	(1,075)	1,289	(1,270)	19
BPS	1,339	0	96	1,435	(446)	(1)	(424)	(871)	564	(548)	16
BRC	460	0	66	526	(61)	(1)	(349)	(411)	115	(88)	27
CBK	387	0	146	533	(573)	(19)	(70)	(662)	(129)	0	(129)
DUB	1,110	231	255	1,596	(257)	(266)	(78)	(601)	995	(900)	95
FBF	730	0	55	785	0	(91)	(8)	(99)	686	(650)	36
GLM	321	76	15	412	(504)	(250)	(34)	(788)	(376)	489	113
GST	0	0	93	93	0	(4)	(37)	(41)	52	(50)	2
HUS	0	112	188	300	(171)	(54)	(2)	(227)	73	(260)	(187)
JPM	281	0	214	495	(175)	(77)	(13)	(265)	230	0	230
MSB	913	0	0	913	0	0	0	0	913	(950)	(37)
MYC	0	1,445	108	1,553	0	(1,440)	(346)	(1,786)	(233)	297	64
NAB	1,423	0	0	1,423	0	0	0	0	1,423	(1,360)	63
RBC	0	0	0	0	(24)	0	0	(24)	(24)	0	(24)
RYL	0	0	0	0	0	(94)	0	(94)	(94)	248	154
SOG	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
UAG	1,034	0	29	1,063	(91)	0	0	(91)	972	(970)	2

Total Over the Counter	$10,458	$2,041	$1,420	$13,919	$(2,630)	$(2,453)	$(1,957)	$(7,040)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$17	$17
Futures	0	0	0	0	108	108
Swap Agreements	0	0	0	0	368	368

	$0	$0	$0	$0	$493	$493

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,458	$0	$10,458
Purchased Options	0	9	0	132	1,900	2,041
Swap Agreements	0	1,110	0	0	310	1,420

	$0	$1,119	$0	$10,590	$2,210	$13,919

	$0	$1,119	$0	$10,590	$2,703	$14,412

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$16	$0	$0	$16
Futures	0	0	0	0	9	9
Swap Agreements	0	0	0	0	411	411

	$0	$0	$16	$0	$420	$436

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,630	$0	$2,630
Written Options	0	35	0	296	2,122	2,453
Swap Agreements	0	1,444	0	0	513	1,957

	$0	$1,479	$0	$2,926	$2,635	$7,040

	$0	$1,479	$16	$2,926	$3,055	$7,476

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$1,845	$0	$73	$1,918
Futures	0	0	(309)	0	(99)	(408)
Swap Agreements	0	453	0	0	(979)	(526)

	$0	$453	$1,536	$0	$(1,005)	$984

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,205	$0	$7,205
Purchased Options	0	0	(144)	(28)	0	(172)
Written Options	0	309	(330)	(757)	2,959	2,181
Swap Agreements	0	1,311	0	0	(1,123)	188

	$0	$1,620	$(474)	$6,420	$1,836	$9,402

	$0	$2,073	$1,062	$6,420	$831	$10,386

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$8	$8
Written Options	0	0	13	0	26	39
Futures	0	0	0	0	654	654
Swap Agreements	0	123	0	0	(3,656)	(3,533)

	$0	$123	$13	$0	$(2,968)	$(2,832)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,718	$0	$7,718
Purchased Options	0	3	0	45	194	242
Written Options	0	(15)	0	(105)	1,498	1,378
Swap Agreements	0	(147)	0	0	786	639

	$0	$(159)	$0	$7,658	$2,478	$9,977

	$0	$(36)	$13	$7,658	$(490)	$7,145

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

December 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$10,462	$2,331	$12,793
Corporate Bonds & Notes
Banking & Finance	0	48,005	0	48,005
Industrials	0	27,876	0	27,876
Utilities	0	15,986	0	15,986
Municipal Bonds & Notes
California	0	1,113	0	1,113
Illinois	0	2,200	0	2,200
U.S. Government Agencies	0	32,492	0	32,492
U.S. Treasury Obligations	0	73,023	0	73,023
Mortgage-Backed Securities	0	32,642	0	32,642
Asset-Backed Securities	0	42,999	0	42,999
Sovereign Issues	0	28,849	0	28,849
Preferred Securities
Banking & Finance	0	232	0	232
Short-Term Instruments
Repurchase Agreements	0	517	0	517
Greece Treasury Bills	0	2,898	0	2,898
Slovenia Treasury Bills	0	725	0	725
U.S. Treasury Bills	0	1,233	0	1,233
	$0	$321,252	$2,331	$323,583

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$21,130	$0	$0	$21,130

Total Investments	$21,130	$321,252	$2,331	$344,713

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(110,283)	$0	$(110,283)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	111	382	0	493
Over the counter	0	13,900	19	13,919
	$111	$14,282	$19	$14,412

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9)	(427)	0	(436)
Over the counter	0	(7,040)	0	(7,040)
	$(9)	$(7,467)	$0	$(7,476)

Totals	$21,232	$217,784	$2,350	$241,366

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO Unconstrained Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class, Advisor Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally

4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although

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independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2014, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

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Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations (“CMOs”)  are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”)  are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”)  include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S.

Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

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Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$67	$900	$(957)	$0	$0	$10	$0	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$119,221	$339,898	$(437,870)	$(59)	$(70)	$21,120	$381	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

ANNUAL REPORT	DECEMBER 31, 2014	31

Notes to Financial Statements (Cont.)

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the

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option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Straddle Options  The Portfolio may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront

ANNUAL REPORT	DECEMBER 31, 2014	33

Notes to Financial Statements (Cont.)

premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default

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swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic

ANNUAL REPORT	DECEMBER 31, 2014	35

Notes to Financial Statements (Cont.)

conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.60%.

ANNUAL REPORT	DECEMBER 31, 2014	37

Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.30%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2014, the remaining recoverable amount to PIMCO was $2,589.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$562,156	$555,327	$238,137	$190,117

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	10	$99	86	$913
Class M	1	15	0	0
Administrative Class	10,144	105,707	17,798	186,456
Advisor Class	567	5,930	29	297
Issued as reinvestment of distributions
Institutional Class	1	7	1	6
Class M	0	0	0	0
Administrative Class	417	4,356	326	3,387
Advisor Class	2	26	0	0
Cost of shares redeemed
Institutional Class	(59)	(617)	(6)	(65)
Class M	0	0	0	0
Administrative Class	(22,423)	(234,441)	(4,207)	(44,046)
Advisor Class	(137)	(1,442)	(1)	(11)
Net increase (decrease) resulting from Portfolio share transactions	(11,477)	$(120,360)	14,026	$146,937

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2014, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 80% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

ANNUAL REPORT	DECEMBER 31, 2014	39

Notes to Financial Statements (Cont.)

December 31, 2014

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$9,917	$72	$1,699	$(466)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected Securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$341,560	$9,759	$(6,606)	$3,153

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback securities, convertible preferred securities.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$4,488	$—	$—
12/31/2013	$3,393	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

40	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Unconstrained Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Unconstrained Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

ANNUAL REPORT	DECEMBER 31, 2014	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FOB	Credit Suisse Securities (USA) LLC	NAB	National Australia Bank Ltd.
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
BSN	Bank of Nova Scotia	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	NOK	Norwegian Krone
BRL	Brazilian Real	ILS	Israeli Shekel	NZD	New Zealand Dollar
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CHF	Swiss Franc	JPY	Japanese Yen	USD	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CBOT	Chicago Board of Trade	OTC	Over the Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	MCDX	Municipal Bond Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
BBSW	Bank Bill Swap Reference Rate	EONIA	Euro OverNight Index Average	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate

42	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

0.69%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.41%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2014	43

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	45

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

46	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	51

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT77AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Unconstrained Bond Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

■

In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets sell-off, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

■

Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Unconstrained Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, operational risk, emerging markets risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart

4	PIMCO VARIABLE INSURANCE TRUST

measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Unconstrained Bond Portfolio

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	26.7%
U.S. Treasury Obligations	21.2%
Asset-Backed Securities	12.5%
Mortgage-Backed Securities	9.5%
U.S. Government Agencies	9.4%
Sovereign Issues	8.4%
Short-Term Instruments‡	7.7%
Other	4.6%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2014
	1 Year	Class Inception (04/30/2013)
PIMCO Unconstrained Bond Portfolio Advisor Class	2.94%	-0.10%
3 Month USD LIBOR Index±	0.24%	0.25%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.15% for Advisor Class shares.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$1,003.50	$1,019.51
Expenses Paid During Period†	$5.84	$5.89
Net Annualized Expense Ratio††	1.15%	1.15%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Unconstrained Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

U.S. duration (or sensitivity to changes in market interest rates) positioning was a net negative for performance, driven by a short position on the back end of the U.S. Treasury yield curve as yields fell. A long position at the short end of the U.S. Treasury yield curve partially offset those losses as the total returns on short-dated U.S. Treasuries were positive.

»

Eurozone yield curve positioning detracted from performance, primarily driven by the Portfolio’s yield curve steepening bias, as longer-dated yields along the euro swap curve declined more than shorter durations.

»

Exposure to non-Agency mortgage-backed securities added to performance. The Markit iBoxx Broad US Non-Agency RMBS USD Index, which generally tracks the price performance of non-Agency mortgages, increased over the reporting period.

»

Exposure to corporates contributed to performance, with exposure to financial sector bonds driving the outperformance as the financial subsector of the Barclays U.S. Investment Grade Bond Index posted positive returns over the reporting period.

»

Selling-protection on U.S. and European CDX contributed to returns as spreads on the Markit CDX North America Investment Grade Index and the Markit iTraxx Europe Index were net tighter over the reporting period.

»

Exposure to emerging markets (“EM”) was a slight negative to performance as a long local short-term interest rate exposure in Brazil offset the positive performance impact from the Portfolio’s long exposure to Mexican local interest rates. Exposure to external EM sovereign spreads detracted from performance as spreads widened over the reporting period.

»	Modest exposure to municipal bonds added to returns as the Barclays Municipal Bond Index increased over the reporting period.

»	Short positioning in the euro, Australian dollar and Japanese yen contributed to performance as these currencies depreciated against the U.S. dollar over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Unconstrained Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2014	04/30/2013-12/31/2013

Advisor Class
Net asset value beginning of year or period (000s)	$10.25	$10.64
Net investment income (a)	0.16	0.14
Net realized/unrealized gain (loss)	0.14	(0.46)
Net increase (decrease) from investment operations	0.30	(0.32)
Dividends from net investment income	(0.10)	(0.03)
Distributions from net realized capital gains	0.00	(0.04)
Total distributions	(0.10)	(0.07)
Net asset value end of year or period	$10.45	$10.25
Total return	2.94%	(3.02)%
Net assets end of year or period (000s)	$4,805	$285
Ratio of expenses to average net assets	1.15%	1.12%*
Ratio of expenses to average net assets excluding waivers	1.15%	1.15%*
Ratio of expenses to average net assets excluding interest expense	1.15%	1.12%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.15%	1.15%*
Ratio of net investment income to average net assets	1.53%	2.04%*
Portfolio turnover rate	255%	928%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Unconstrained Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$323,583
Investments in Affiliates	21,130
Financial Derivative Instruments
Exchange-traded or centrally cleared	493
Over the counter	13,919
Cash	1
Deposits with counterparty	4,052
Foreign currency, at value	906
Receivable for investments sold	135,635
Receivable for Portfolio shares sold	471
Interest and dividends receivable	1,949
Dividends receivable from Affiliates	131
Other assets	2
502,272

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$20,135
Payable for sale-buyback transactions	6,436
Payable for short sales	110,283
Financial Derivative Instruments
Exchange-traded or centrally cleared	436
Over the counter	7,040
Payable for investments purchased	56,347
Payable for investments in Affiliates purchased	131
Deposits from counterparty	7,442
Payable for Portfolio shares redeemed	11
Accrued investment advisory fees	154
Accrued supervisory and administrative fees	77
Accrued distribution fees	1
Accrued servicing fees	38
Reimbursement to PIMCO	14
Other liabilities	5
208,550

Net Assets	$293,722

Net Assets Consist of:
Paid in capital	$282,499
Undistributed net investment income	1,857
Accumulated undistributed net realized (loss)	(28)
Net unrealized appreciation	9,394
$293,722

Net Assets:
Institutional Class	$374
Administrative Class	288,528
Advisor Class	4,805
Class M	15

Shares Issued and Outstanding:
Institutional Class	36
Administrative Class	27,619
Advisor Class	460
Class M	1

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.45
Administrative Class	10.45
Advisor Class	10.45
Class M	10.45

Cost of Investments in Securities	$320,049
Cost of Investments in Affiliates	$21,254
Cost of Foreign Currency Held	$906
Proceeds Received on Short Sales	$109,906
Cost or Premiums of Financial Derivative Instruments, net	$(1,232)

* Includes repurchase agreements of:	$517

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Unconstrained Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$9,408
Dividends	18
Dividends from Investments in Affiliates	381
Total Income	9,807

Expenses:
Investment advisory fees	2,549
Supervisory and administrative fees	1,275
Servicing fees - Administrative Class	633
Distribution and/or servicing fees - Advisor Class	5
Trustee fees	4
Interest expense	12
Miscellaneous expense	16
Total Expenses	4,494
Waiver and/or Reimbursement by PIMCO	(2)
Net Expenses	4,492

Net Investment Income	5,315

Net Realized Gain (Loss):
Investments in securities	(2,132)
Investments in Affiliates	(59)
Exchange-traded or centrally cleared financial derivative instruments	984
Over the counter financial derivative instruments	9,402
Foreign currency	(155)
Net Realized Gain	8,040

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(7,468)
Investments in Affiliates	(70)
Exchange-traded or centrally cleared financial derivative instruments	(2,832)
Over the counter financial derivative instruments	9,977
Foreign currency assets and liabilities	(40)
Net Change in Unrealized (Depreciation)	(433)
Net Gain	7,607

Net Increase in Net Assets Resulting from Operations	$12,922

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Unconstrained Bond Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$5,315	$5,463
Net realized gain (loss)	8,040	(9,786)
Net change in unrealized (depreciation)	(433)	(1,088)
Net increase (decrease) in net assets resulting from operations	12,922	(5,411)

Distributions to Shareholders:
From net investment income
Institutional Class	(7)	(3)
Administrative Class	(4,455)	(1,904)
Advisor Class	(26)	(0)
Class M	(0)	0
From net realized capital gains
Institutional Class	0	(3)
Administrative Class	0	(1,483)
Advisor Class	0	(0)
Class M	0	0

Total Distributions	(4,488)	(3,393)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(120,360)	146,937

Total Increase (Decrease) in Net Assets	(111,926)	138,133

Net Assets:
Beginning of year	405,648	267,515
End of year*	$293,722	$405,648

* Including undistributed net investment income of:	$1,857	$619

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Bond Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.2%

BANK LOAN OBLIGATIONS 4.4%
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		$2,360	$2,331
Chrysler Group LLC
3.500% due 05/24/2017		4,477	4,471
Dell, Inc.
3.750% due 10/29/2018		180	180
H.J. Heinz Co.
3.500% due 06/05/2020		770	766
HCA, Inc.
2.919% due 03/31/2017		5,074	5,045

Total Bank Loan Obligations (Cost $12,864)			12,793

CORPORATE BONDS & NOTES 31.3%

BANKING & FINANCE 16.4%
AGFC Capital Trust
6.000% due 01/15/2067		100	75
Ally Financial, Inc.
2.750% due 01/30/2017		3,200	3,198
2.911% due 07/18/2016		1,200	1,195
3.500% due 07/18/2016		500	507
4.625% due 06/26/2015		1,300	1,311
5.500% due 02/15/2017		1,400	1,474
Bank of America Corp.
0.562% due 08/15/2016		100	99
2.000% due 01/11/2018		1,400	1,400
3.400% due 10/21/2025	MXN	2,000	144
5.750% due 12/01/2017		$3,500	3,870
6.400% due 08/28/2017		700	780
6.875% due 04/25/2018		1,300	1,494
Barclays Bank PLC
14.000% due 06/15/2019 (d)	GBP	500	1,027
BPCE S.A.
5.150% due 07/21/2024		$600	619
CIT Group, Inc.
4.250% due 08/15/2017		300	307
4.750% due 02/15/2015		2,500	2,504
5.000% due 05/15/2017		100	104
Citigroup, Inc.
0.912% due 11/15/2016		500	500
6.010% due 01/15/2015		300	300
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875% due 03/19/2020	EUR	1,100	1,583
Eksportfinans ASA
2.000% due 09/15/2015		$200	200
Ford Motor Credit Co. LLC
2.500% due 01/15/2016		4,000	4,046
2.750% due 05/15/2015		1,200	1,208
3.984% due 06/15/2016		1,590	1,647
4.207% due 04/15/2016		1,000	1,036
7.000% due 04/15/2015		100	102
General Motors Financial Co., Inc.
2.750% due 05/15/2016		200	204
Goldman Sachs Group, Inc.
6.150% due 04/01/2018		200	225
International Lease Finance Corp.
4.875% due 04/01/2015		5,300	5,348
5.750% due 05/15/2016		1,500	1,559
8.625% due 09/15/2015		2,500	2,613
8.750% due 03/15/2017		200	222
JPMorgan Chase & Co.
0.854% due 02/26/2016		1,500	1,503
1.134% due 01/25/2018		300	303

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
1.750% due 02/25/2016		$1,200	$1,207
MUFG Union Bank N.A.
2.625% due 09/26/2018		300	305
Murray Street Investment Trust
4.647% due 03/09/2017		200	211
Navient Corp.
5.000% due 04/15/2015		500	505
5.000% due 06/15/2018		1,000	995
6.250% due 01/25/2016		200	209
8.450% due 06/15/2018		200	224
Prudential Covered Trust
2.997% due 09/30/2015		675	685
QBE Capital Funding Ltd.
7.250% due 05/24/2041		200	218
RCI Banque S.A.
4.375% due 01/27/2015	EUR	100	121
Regions Financial Corp.
5.750% due 06/15/2015		$200	204
Royal Bank of Scotland PLC
4.375% due 03/16/2016		400	414

			48,005

INDUSTRIALS 9.5%
Aviation Capital Group Corp.
3.875% due 09/27/2016		400	410
Casino Guichard Perrachon S.A.
5.500% due 01/30/2015	EUR	2,750	3,340
CNPC General Capital Ltd.
1.450% due 04/16/2016		$3,000	2,996
COX Communications, Inc.
5.875% due 12/01/2016		1,100	1,190
DISH DBS Corp.
4.250% due 04/01/2018		300	307
4.625% due 07/15/2017		200	207
7.125% due 02/01/2016		1,400	1,475
7.875% due 09/01/2019		200	228
Ensco PLC
3.250% due 03/15/2016		1,360	1,386
Hewlett-Packard Co.
2.350% due 03/15/2015		200	201
Kroger Co.
2.200% due 01/15/2017		100	102
MGM Resorts International
6.625% due 07/15/2015		2,280	2,326
Mondelez International, Inc.
6.250% due 03/20/2015	EUR	2,700	3,309
ONEOK Partners LP
6.150% due 10/01/2016		$1,427	1,533
SABMiller Holdings, Inc.
0.922% due 08/01/2018		3,600	3,615
Telefonica Emisiones S.A.U.
4.949% due 01/15/2015		400	400
Universal Health Services, Inc.
3.750% due 08/01/2019		400	400
Volvo Treasury AB
5.950% due 04/01/2015		4,400	4,451

			27,876

UTILITIES 5.4%
AES Corp.
3.234% due 06/01/2019		900	880
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		200	197
5.875% due 06/01/2015	EUR	200	241

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015	$3,600	$3,611
Novatek OAO Via Novatek Finance Ltd.
5.326% due 02/03/2016	800	775
Petrobras Global Finance BV
2.603% due 03/17/2017	1,100	1,018
Sinopec Group Overseas Development Ltd.
1.009% due 04/10/2017	1,600	1,603
TransAlta Corp.
4.750% due 01/15/2015	500	500
Verizon Communications, Inc.
1.771% due 09/15/2016	3,700	3,769
1.991% due 09/14/2018	900	937
2.500% due 09/15/2016	2,400	2,455

		15,986

Total Corporate Bonds & Notes (Cost $93,149)		91,867

MUNICIPAL BONDS & NOTES 1.1%

CALIFORNIA 0.4%
California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	1,100	1,113

ILLINOIS 0.7%
Illinois State General Obligation Notes, Series 2010
4.421% due 01/01/2015	2,200	2,200

Total Municipal Bonds & Notes (Cost $3,307)		3,313

U.S. GOVERNMENT AGENCIES 11.1%
Fannie Mae
3.500% due 01/01/2045	5,000	5,210
4.000% due 01/01/2045 - 02/01/2045	25,000	26,661
Freddie Mac
1.565% due 10/25/2021 (a)	388	33
5.500% due 08/15/2051	400	425
11.718% due 04/15/2044	153	163

Total U.S. Government Agencies (Cost $32,473)		32,492

U.S. TREASURY OBLIGATIONS 24.9%
U.S. Treasury Bonds
3.000% due 11/15/2044	3,000	3,154
3.125% due 08/15/2044 (f)	2,400	2,584
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022 (i)	929	907
0.125% due 01/15/2023 (f)	1,337	1,296
0.125% due 07/15/2024 (f)	5,700	5,502
0.375% due 07/15/2023 (i)(k)	510	505
0.625% due 07/15/2021 (f)(i)	1,159	1,176
1.125% due 01/15/2021 (f)(i)	3,799	3,955
2.000% due 01/15/2026 (k)	3,828	4,397
2.375% due 01/15/2025 (f)	1,637	1,927
U.S. Treasury Notes
1.875% due 11/30/2021 (f)	5,300	5,270
2.000% due 05/31/2021	1,800	1,808
2.125% due 09/30/2021 (f)(h)	40,100	40,542

Total U.S. Treasury Obligations (Cost $73,249)		73,023

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 11.1%
Banc of America Commercial Mortgage Trust
5.561% due 04/10/2049		$80	$86
BCAP LLC Trust
5.250% due 06/26/2036		764	673
Bear Stearns Adjustable Rate Mortgage Trust
2.595% due 01/25/2035		37	37
3.106% due 11/25/2034		862	830
5.122% due 08/25/2035		267	271
CBA Commercial Small Balance Commercial Mortgage
0.420% due 06/25/2038		3,853	2,530
Countrywide Alternative Loan Trust
6.000% due 02/25/2037 ^		612	499
6.000% due 05/25/2037 ^		514	422
Countrywide Home Loan Mortgage Pass-Through Trust
2.483% due 02/20/2036		1,090	925
2.589% due 08/25/2034		617	571
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,551	3,773
Credit Suisse Mortgage Capital Certificates
0.437% due 12/27/2035		1,600	1,532
First Horizon Alternative Mortgage Securities Trust
2.207% due 06/25/2034		320	315
2.296% due 01/25/2036		560	453
2.316% due 06/25/2036		543	423
First Horizon Mortgage Pass-Through Trust
2.392% due 11/25/2037		3,940	3,421
Granite Mortgages PLC
0.940% due 09/20/2044	GBP	190	295
HarborView Mortgage Loan Trust
0.984% due 11/19/2034		$101	75
IndyMac Mortgage Loan Trust
0.380% due 04/25/2046		3,430	2,735
2.519% due 10/25/2034		57	55
JPMorgan Alternative Loan Trust
0.320% due 07/25/2036		110	109
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		189	198
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		53	56
Morgan Stanley Capital Trust
5.665% due 04/15/2049		988	1,067
RBSSP Resecuritization Trust
0.420% due 02/26/2037		1,215	1,147
RMAC Securities PLC
0.710% due 06/12/2044	GBP	1,782	2,593
Structured Asset Securities Corp. Trust
5.500% due 09/25/2035		$547	564
Thornburg Mortgage Securities Trust
1.420% due 06/25/2037		152	133
1.878% due 06/25/2037		589	567
Wachovia Bank Commercial Mortgage Trust
0.241% due 06/15/2020		151	150
5.716% due 06/15/2049		3,613	3,888
5.749% due 07/15/2045		512	543
5.941% due 02/15/2051		316	339
WaMu Mortgage Pass-Through Certificates Trust
0.400% due 04/25/2045		133	125
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 01/25/2035		747	746
2.621% due 06/25/2035		491	496

Total Mortgage-Backed Securities (Cost $30,189)			32,642

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 14.6%
Access Group, Inc.
1.534% due 10/27/2025		$597	$600
ACE Securities Corp.
0.325% due 08/25/2036		483	412
0.330% due 05/25/2036		1,765	1,559
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.650% due 03/25/2035		1,900	1,831
Asset-Backed Funding Certificates Trust
0.330% due 01/25/2037		3,875	2,450
0.390% due 01/25/2037		2,696	1,720
Avoca CLO PLC
0.438% due 09/15/2021	EUR	515	620
Bear Stearns Asset-Backed Securities Trust
0.370% due 04/25/2037 ^		$811	739
0.660% due 09/25/2035		1,100	907
1.420% due 08/25/2037		246	227
Belle Haven ABS CDO Ltd.
0.592% due 11/03/2044		328	164
0.632% due 11/03/2044		503	251
Berica Asset-Backed Security SRL
0.379% due 12/31/2055	EUR	895	1,079
Citigroup Mortgage Loan Trust, Inc.
0.310% due 08/25/2036		$104	94
Countrywide Asset-Backed Certificates
0.310% due 08/25/2037		4,000	3,266
0.320% due 12/25/2036		1,174	1,104
0.320% due 04/25/2047		1,565	1,293
0.360% due 06/25/2047		4,000	3,430
5.157% due 07/25/2036		300	203
5.230% due 08/25/2035		600	556
Countrywide Asset-Backed Certificates Trust
0.415% due 05/25/2036		39	39
0.505% due 05/25/2036		350	339
5.103% due 05/25/2035		800	787
Credit-Based Asset Servicing and Securitization LLC
4.105% due 03/25/2037 ^		3,127	1,967
First Franklin Mortgage Loan Trust
0.530% due 10/25/2035		1,053	984
GSAA Home Equity Trust
0.450% due 07/25/2037		2,876	1,137
GSAMP Trust
0.400% due 03/25/2047		2,000	1,340
HSI Asset Securitization Corp. Trust
0.280% due 12/25/2036		2,197	1,067
0.390% due 12/25/2036		794	391
Huntington CDO Ltd.
0.502% due 11/05/2040		419	396
MASTR Asset-Backed Securities Trust
0.340% due 10/25/2036		1,100	936
Morgan Stanley ABS Capital, Inc. Trust
0.310% due 11/25/2036		259	180
0.320% due 10/25/2036		591	414
0.460% due 01/25/2036		500	449
Newcastle CDO Ltd.
0.595% due 12/24/2039		228	223
Option One Mortgage Loan Trust
0.500% due 04/25/2037		4,406	2,679
Residential Asset Securities Corp. Trust
0.630% due 11/25/2035		3,100	2,434
Securitized Asset-Backed Receivables LLC Trust
0.935% due 02/25/2034		630	597
Sierra Madre Funding Ltd.
0.537% due 09/07/2039		1,250	990
0.557% due 09/07/2039		2,885	2,284

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Investment Loan Trust
0.530% due 10/25/2035		$483	$475
Triaxx Prime CDO Ltd.
0.430% due 10/02/2039		456	386

Total Asset-Backed Securities (Cost $36,206)			42,999

SOVEREIGN ISSUES 9.8%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2015	BRL	21,000	7,217
0.000% due 01/01/2016		9,000	2,998
0.000% due 01/01/2017		18,500	5,459
0.000% due 07/01/2017		14,400	4,004
New Zealand Government Bond
2.000% due 09/20/2025	NZD	206	161
3.000% due 09/20/2030		817	705
Slovenia Government International Bond
2.750% due 03/17/2015	EUR	500	609
4.700% due 11/01/2016		1,100	1,426
5.250% due 02/18/2024		$600	662
Spain Government International Bond
2.750% due 10/31/2024	EUR	4,200	5,608

Total Sovereign Issues (Cost $32,613)			28,849

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Ally Financial, Inc.
8.500% due 05/15/2016 (d)		8,600	232

Total Preferred Securities (Cost $230)			232

SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS (e) 0.2%
			517

		PRINCIPAL AMOUNT (000S)
GREECE TREASURY BILLS 1.0%
2.046% due 02/06/2015	EUR	2,400	2,898

SLOVENIA TREASURY BILLS 0.2%
1.470% due 02/12/2015		600	725

U.S. TREASURY BILLS 0.4%
0.065% due 04/23/2015 - 05/28/2015 (b)(f)(k)		$1,233	1,233

Total Short-Term Instruments (Cost $5,769)			5,373

Total Investments in Securities (Cost $320,049)			323,583

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.2%

SHORT-TERM INSTRUMENTS 7.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.2%
PIMCO Short-Term Floating NAV Portfolio	1,002	$10
PIMCO Short-Term Floating NAV Portfolio III	2,130,764	21,120

Total Short-Term Instruments (Cost $21,254)		21,130

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $21,254)	$21,130

Total Investments 117.4% (Cost $341,303)	$344,713

Financial Derivative Instruments (g)(j) 2.4% (Cost or Premiums, net $(1,232))	6,936

Other Assets and Liabilities, net (19.8%)	(57,927)

Net Assets 100.0%	$293,722

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$517	Fannie Mae 2.200% due 10/17/2022	$(529)	$517	$517

Total Repurchase Agreements						$(529)	$517	$517

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.200%	11/17/2014	01/15/2015	$(8,411)	$(8,413)
JPS	0.400%	12/17/2014	01/16/2015	(6,450)	(6,451)
	0.420%	12/30/2014	01/06/2015	(3,478)	(3,478)
	1.300%	12/31/2014	01/02/2015	(1,793)	(1,793)

Total Reverse Repurchase Agreements					$(20,135)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.250%	12/26/2014	01/09/2015	$(1,290)	$(1,290)
BPG	(0.010%)	01/05/2015	01/12/2015	(1,308)	(1,309)
UBS	0.320%	12/08/2014	01/05/2015	(3,835)	(3,837)

Total Sale-Buyback Transactions					$(6,436)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2014 was $4,453 at a weighted average interest rate of 0.187%.
(3)	Payable for sale-buyback transactions includes $2 of deferred price drop on sale-buyback transactions.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	01/01/2045	$5,800	$(6,013)	$(6,044)
Fannie Mae	3.500%	02/01/2045	5,000	(5,182)	(5,196)
Fannie Mae	4.000%	01/01/2045	46,000	(48,809)	(49,082)
Fannie Mae	4.000%	02/01/2045	33,800	(35,931)	(35,972)
Fannie Mae	4.000%	03/12/2045	5,000	(5,306)	(5,306)
Fannie Mae	4.500%	01/01/2045	8,000	(8,665)	(8,683)

Total Short Sales				$(109,906)	$(110,283)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(f)	Securities with an aggregate market value of $26,621 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BSN	$0	$(8,413)	$0	$0	$(8,413)	$8,275	$(138)
JPS	0	(11,722)	0	0	(11,722)	11,639	(83)
SSB	517	0	0	0	517	(529)	(12)

Master Securities Forward Transaction Agreement
BCY	0	0	(1,290)	0	(1,290)	1,292	2
BPG	0	0	(1,309)	0	(1,309)	1,292	(17)
UBS	0	0	(3,837)	0	(3,837)	3,842	5

Total Borrowings and Other Financing Transactions	$517	$(20,135)	$(6,436)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note February Futures	$99.000	01/23/2015	111	$1	$2
Put - CBOT U.S. Treasury 10-Year Note February Futures	107.000	01/23/2015	69	1	1
Put - CBOT U.S. Treasury 10-Year Note February Futures	110.000	01/23/2015	27	0	1
Put - CBOT U.S. Treasury 10-Year Note February Futures	112.000	01/23/2015	80	1	1
Put - CBOT U.S. Treasury 10-Year Note February Futures	114.000	01/23/2015	7	0	0
Put - CBOT U.S. Treasury 10-Year Note March Futures	106.000	02/20/2015	773	6	12

				$9	$17

Total Purchased Options				$9	$17

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,950.000	01/17/2015	24	$(28)	$(16)

Total Written Options				$(28)	$(16)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	235	$(58)	$3	$0
90-Day Eurodollar December Futures	Short	12/2016	235	49	0	(9)
90-Day Eurodollar June Futures	Short	06/2015	23	2	0	0
U.S. Treasury 10-Year Note March Futures	Long	03/2015	480	(67)	105	0

Total Futures Contracts				$(74)	$108	$(9)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	06/17/2018	$	39,100	$(155)	$(43)	$0	$(7)
Receive	3-Month USD-LIBOR	1.700%	10/16/2019		51,700	(72)	(3)	0	(38)
Receive	3-Month USD-LIBOR	1.650%	10/16/2019		18,100	19	44	0	(13)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021		86,500	(2,700)	(716)	0	(91)
Receive	3-Month USD-LIBOR	2.550%	09/04/2024		2,300	(75)	(68)	0	(1)
Receive	3-Month USD-LIBOR	3.000%	12/17/2024		16,400	(1,086)	(644)	0	(18)
Pay	6-Month AUD-BBR-BBSW	3.250%	09/21/2017	AUD	7,100	53	46	12	0
Pay	6-Month AUD-BBR-BBSW	3.500%	12/20/2018		1,400	8	9	1	0
Pay	6-Month AUD-BBR-BBSW	3.250%	12/17/2019		58,600	1,283	1,143	250	0
Pay	6-Month AUD-BBR-BBSW	3.000%	06/17/2020		6,200	64	26	29	0
Receive	6-Month AUD-BBR-BBSW	3.750%	12/17/2024		21,900	(942)	(888)	0	(158)
Receive	6-Month AUD-BBR-BBSW	3.500%	06/17/2025		3,300	(68)	(22)	0	(25)
Receive	6-Month EUR-EURIBOR	0.430%	12/11/2019	EUR	13,700	(64)	(50)	0	(2)
Pay	6-Month EUR-EURIBOR	1.008%	11/14/2024		3,700	94	94	5	0
Pay	6-Month EUR-EURIBOR	1.250%	03/18/2025		15,300	735	403	20	0
Receive	6-Month EUR-EURIBOR	1.750%	11/14/2044		500	(45)	(45)	0	(2)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		9,400	(1,516)	(1,009)	0	(37)
Receive	6-Month GBP-LIBOR	2.050%	09/23/2019	GBP	600	(31)	(29)	0	(1)
Receive	6-Month GBP-LIBOR	2.000%	03/18/2022		3,700	(118)	(82)	0	(18)
Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	9,000	14	(7)	1	0
Pay	28-Day MXN-TIIE	5.470%	04/26/2019		3,800	3	3	1	0
Pay	28-Day MXN-TIIE	7.740%	05/29/2024		23,000	44	5	6	0
Pay	28-Day MXN-TIIE	7.650%	05/30/2024		97,500	165	152	26	0
Pay	28-Day MXN-TIIE	6.150%	06/07/2024		43,000	30	41	17	0

						$(4,360)	$(1,640)	$368	$(411)

Total Swap Agreements						$(4,360)	$(1,640)	$368	$(411)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(h)	Securities with an aggregate market value of $880 have been pledged as collateral as of December 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(i)	Securities with an aggregate market value of $1,687 and cash of $4,053 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$17	$108	$368	$493	$(16)	$(9)	$(411)	$(436)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	01/2015		AUD	10,980	$		9,392	$428	$0

BOA	01/2015			5,266			4,540	241	0
	01/2015		NZD	2,663			2,079	8	(7)
	01/2015	$		4,546		EUR	3,665	0	(111)
	01/2015			4,135		GBP	2,646	0	(11)
	01/2015			2,851		JPY	341,875	3	0
	02/2015		GBP	2,646	$		4,135	11	0
	02/2015		JPY	341,875			2,851	0	(4)
	02/2015		MXN	16,998			1,250	100	0
	02/2015		NOK	10,055			1,440	92	0
	02/2015	$		1,470		NOK	10,000	0	(130)
	03/2015		MXN	9,163	$		688	70	0
	06/2015		EUR	2,743			3,729	405	0
	06/2015	$		315		EUR	241	0	(23)
	06/2016		EUR	7,597	$		10,403	1,102	0
	06/2016	$		450		EUR	333	0	(42)

BPS	01/2015		EUR	2,117	$		2,617	56	0
	01/2015	$		1,102		AUD	1,319	0	(26)
	02/2015		MXN	1,398	$		103	8	0
	02/2015	$		394		MXN	5,331	0	(33)
	06/2015		EUR	1,118	$		1,516	161	0
	06/2015	$		4,009		EUR	2,989	0	(387)
	10/2015		BRL	7,000	$		2,792	352	0
	01/2016			4,000			1,554	193	0
	01/2017			5,000			1,817	254	0
	07/2017			7,400			2,540	315	0

BRC	02/2015	$		393		MXN	5,516	0	(20)
	06/2015		EUR	1,564	$		2,125	229	0
	06/2015	$		506		EUR	383	0	(41)
	06/2016		EUR	1,536	$		2,113	231	0

CBK	01/2015		JPY	10,000			84	1	0
	01/2015	$		11,853		EUR	9,584	0	(256)
	01/2015			410		ZAR	4,616	0	(13)
	02/2015		CHF	113	$		115	2	0
	02/2015		EUR	3,073			3,767	48	0
	02/2015	$		452		INR	28,250	0	(9)
	02/2015			2,384		MXN	32,599	0	(178)
	03/2015		CAD	7,590	$		6,594	70	0
	06/2015		EUR	1,713			2,342	266	0
	06/2015	$		1,389		EUR	1,050	0	(117)

DUB	02/2015		MXN	2,472	$		169	2	0
	02/2015	$		2,284		BRL	6,042	0	(29)
	06/2015			1,517		EUR	1,167	0	(103)
	10/2015		BRL	4,000	$		1,533	138	0
	02/2016		EUR	1,350			1,817	173	0
	06/2016			809			1,108	117	0
	06/2016	$		1,326		EUR	981	0	(125)
	10/2016		JPY	120,988	$		1,710	680	0

FBF	01/2015		GBP	3,001			4,711	33	0
	01/2015		JPY	678,475			5,733	69	0
	02/2015		INR	108,886			1,738	32	0
	02/2015		MXN	13,017			891	10	0
	06/2015		EUR	2,265			3,074	329	0
	10/2015		BRL	10,000			3,743	257	0

GLM	01/2015		AUD	7,328			6,098	116	0
	01/2015		EUR	6,284			7,783	179	0
	01/2015		ILS	24			6	0	0
	01/2015		SGD	24			18	0	0
	01/2015	$		4,621		AUD	5,324	0	(275)
	01/2015			2,082		NZD	2,661	0	(7)
	02/2015		MXN	4,217	$		311	26	0
	06/2015	$		2,507		EUR	1,885	0	(222)

HUS	01/2015			3,108		AUD	3,719	0	(72)
	01/2015			2,889		GBP	1,839	0	(23)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2015	$		3,005		JPY	355,600	$0	$(36)
	02/2015			1,789		INR	111,616	0	(40)

JPM	01/2015		EUR	4,982	$		6,178	150	0
	01/2015		GBP	1,484			2,322	9	0
	01/2015		JPY	9,000			74	0	(1)
	01/2015	$		165		EUR	134	0	(3)
	01/2015			564		NZD	723	0	0
	01/2015			2,075		ZAR	23,039	0	(91)
	01/2015		ZAR	23,586	$		2,135	104	0
	02/2015		INR	1,003			16	0	0
	02/2015		MXN	32,314			2,203	17	0
	02/2015	$		4,690		INR	295,268	0	(63)
	02/2015			4,435		MXN	65,299	0	(17)
	03/2015			617			9,163	1	0

MSB	06/2015		EUR	2,424	$		3,323	385	0
	06/2016			2,157			2,967	326	0
	01/2017		BRL	4,000			1,452	202	0

NAB	06/2015		EUR	1,580			2,149	234	0
	06/2016			4,573			6,279	679	0
	07/2016			3,919			5,317	510	0

NGF	02/2015		HKD	279			36	0	0

RBC	02/2015	$		228		MXN	3,013	0	(24)

UAG	01/2015			10,805		AUD	13,212	0	(18)
	02/2015		AUD	13,212	$		10,782	18	0
	06/2015	$		904		EUR	686	0	(73)
	01/2016		BRL	5,000	$		1,930	230	0
	01/2017			9,000			3,240	426	0
	07/2017			7,000			2,466	360	0

Total Forward Foreign Currency Contracts								$10,458	$(2,630)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC CDX.IG-23 5-Year Index	Sell	0.700%	03/18/2015	$	2,600	$6	$9

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC USD versus CNH	CNH	6.310	12/03/2015	$	687	$8	$12
	Call - OTC USD versus CNY	CNY	6.250	12/02/2015		448	5	8

HUS	Put - OTC USD versus CAD	CAD	1.045	02/02/2015		2,000	0	0
	Call - OTC USD versus CNH	CNH	6.310	12/03/2015		3,065	39	54
	Call - OTC USD versus CNY	CNY	6.250	12/02/2015		3,215	35	58

							$87	$132

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015	$ 22,200	$50	$38
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.140%	12/01/2015	12,300	25	22

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.460%	11/27/2017	1,100	84	63
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.525%	11/27/2017	1,400	121	75
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	11/27/2017	1,800	132	93

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015	44,400	128	76

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.113%	12/16/2015	36,500	97	61
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.160%	11/09/2015	7,100	394	729
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.160%	11/24/2015	3,600	195	372
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	10/27/2017	5,600	399	283

							$1,625	$1,812

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount		Cost (1)	Market Value
BOA	Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	0.000%	05/06/2015	$	1,000	$82	$88

Total Purchased Options						$1,800	$2,041

(1)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	0.950%	03/18/2015	$	2,600	$(6)	$(2)

BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	1,200	(2)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		1,200	(2)	0

BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	0.800%	01/21/2015	$	3,600	(4)	(1)

CBK	Put - OTC CDX.IG-23 5-Year Index	Sell	0.800%	02/18/2015		4,100	(6)	(4)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	700	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		700	(1)	0

FBF	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	01/21/2015		700	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		1,300	(1)	0

GST	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.500%	03/18/2015		1,600	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	03/18/2015		1,600	(3)	(3)

JPM	Put - OTC CDX.IG-23 5-Year Index	Sell	0.750%	01/21/2015	$	4,100	(5)	(2)
	Call - OTC CDX.IG-23 5-Year Index	Buy	0.600%	02/18/2015		2,300	(1)	(2)
	Put - OTC CDX.IG-23 5-Year Index	Sell	0.900%	02/18/2015		2,300	(4)	(1)
	Put - OTC CDX.IG-23 5-Year Index	Sell	0.850%	03/18/2015		4,000	(7)	(6)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.500%	03/18/2015	EUR	2,100	(2)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	03/18/2015		2,100	(4)	(4)

SOG	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		800	(2)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		800	(1)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		1,900	(2)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		1,900	(3)	(2)

							$(59)	$(35)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC AUD versus USD	$	0.795	01/16/2015	AUD	1,300	$(4)	$(2)
	Put - OTC GBP versus JPY	JPY	181.200	02/13/2015	GBP	800	(9)	(6)
	Call - OTC GBP versus JPY		193.500	02/13/2015		800	(8)	(4)
	Call - OTC USD versus CNH	CNH	6.492	12/03/2015	$	687	(4)	(6)
	Call - OTC USD versus CNY	CNY	6.500	12/02/2015		448	(2)	(3)
	Put - OTC USD versus JPY	JPY	80.000	02/18/2019		200	(11)	(3)

CBK	Put - OTC EUR versus JPY		142.000	02/09/2015	EUR	1,000	(9)	(8)
	Call - OTC EUR versus JPY		151.300	02/09/2015		1,000	(8)	(2)
	Put - OTC USD versus BRL	BRL	2.595	02/12/2015	$	300	(3)	(2)
	Call - OTC USD versus BRL		2.815	02/12/2015		300	(2)	(2)
	Put - OTC USD versus MXN	MXN	13.350	02/04/2015		1,100	(5)	0

DUB	Put - OTC AUD versus JPY	JPY	93.870	02/13/2015	AUD	1,590	(9)	(5)
	Call - OTC AUD versus JPY		100.500	02/13/2015		1,590	(9)	(5)

FBF	Put - OTC AUD versus NZD	NZD	1.095	02/04/2015		1,800	(9)	(67)
	Put - OTC AUD versus USD	$	0.795	01/16/2015		1,745	(7)	(3)
	Put - OTC EUR versus CAD	CAD	1.400	02/05/2015	EUR	1,700	(13)	(18)
	Call - OTC EUR versus CAD		1.460	02/05/2015		1,700	(15)	(3)

GLM	Put - OTC AUD versus NZD	NZD	1.105	02/04/2015	AUD	700	(3)	(31)
	Put - OTC USD versus MXN	MXN	14.200	02/12/2015	$	1,380	(9)	(2)
	Call - OTC USD versus MXN		15.100	02/12/2015		1,380	(8)	(10)

HUS	Call - OTC USD versus CNH	CNH	6.492	12/03/2015		3,065	(19)	(29)
	Call - OTC USD versus CNY	CNY	6.500	12/02/2015		3,215	(13)	(25)

JPM	Put - OTC GBP versus AUD	AUD	1.830	02/05/2015	GBP	1,400	(19)	(2)
	Call - OTC GBP versus AUD		1.885	02/05/2015		1,400	(19)	(45)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Put - OTC USD versus BRL	BRL	2.595	02/12/2015	$	1,000	$(9)	$(7)
	Call - OTC USD versus BRL		2.815	02/12/2015		1,000	(9)	(6)

							$(235)	$(296)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015	$	4,300	$(115)	$(13)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		2,500	(27)	(32)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		4,600	(56)	(80)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017		4,600	(84)	(68)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017		5,900	(122)	(83)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017		7,600	(132)	(105)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015		4,300	(115)	(13)
	Call - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.650%	01/22/2015	GBP	2,100	(15)	(33)
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.000%	01/22/2015		2,100	(11)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015	$	9,200	(130)	(161)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.530%	02/29/2016		7,800	(96)	(22)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017		23,600	(405)	(315)
	Call - OTC 5-Year Interest Rate Swap (Effective 11/12/2020)	3-Month USD-LIBOR	Receive	3.410%	11/09/2015		25,800	(396)	(681)
	Call - OTC 5-Year Interest Rate Swap (Effective 11/27/2020)	3-Month USD-LIBOR	Receive	3.410%	11/24/2015		13,100	(197)	(348)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	12/16/2015		7,900	(96)	(73)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.240%	01/07/2015		5,100	(49)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.240%	02/06/2015		5,100	(67)	(1)

RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		13,900	(264)	(94)

								$(2,377)	$(2,122)

Total Written Options								$(2,671)	$(2,453)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at Beginning of Period	199	$526,700	AUD	0	EUR	50,000	GBP	12,000	JPY	0	$(2,664)
Sales	2,082	761,710		12,796		165,924		30,200		3,331	(10,670)
Closing Buys	(1,857)	(112,908)		0		(18,244)		0		(3,331)	6,726
Expirations	(400)	(909,991)		(1,571)		(148,000)		(14,000)		0	3,508
Exercised	0	(83,136)		(2,500)		(25,680)		(19,600)		0	401

Balance at End of Period	24	$182,375	AUD	8,725	EUR	24,000	GBP	8,600	JPY	0	$(2,699)

SWAP AGREEMENTS:

CORRELATION SWAPS

Counterparty	Pay/Receive Correlation	Correlation Asset	Correlation Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Receive	USD-BRL versus EUR-BRL	80.00%	04/27/2015	$	200	$0	$(5)	$0	$(5)
GLM	Receive	USD-BRL versus EUR-BRL	81.00%	04/24/2015		100	0	(2)	0	(2)

							$0	$(7)	$0	$(7)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.192%	$	500	$9	$(2)	$7	$0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.424%		1,100	20	6	26	0
	Brazil Government International Bond	1.000%	12/20/2016	1.204%		200	(3)	2	0	(1)
	China Government International Bond	1.000%	03/20/2019	0.660%		700	3	7	10	0
	Colombia Government International Bond	1.000%	03/20/2016	0.614%		200	1	0	1	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	7.209%		1,000	(14)	(29)	0	(43)
	General Electric Capital Corp.	1.000%	09/20/2015	0.261%		1,400	13	(5)	8	0
	HSBC Bank PLC	1.000%	03/20/2019	0.343%	EUR	1,000	18	16	34	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Indonesia Government International Bond	1.000%	12/20/2018	1.170%	$	100	$(5)	$4	$0	$(1)
	Indonesia Government International Bond	1.000%	03/20/2019	1.235%		400	(21)	17	0	(4)
	Italy Government International Bond	1.000%	06/20/2019	1.114%		2,100	(38)	28	0	(10)
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		2,200	4	12	16	0
	Russia Government International Bond	1.000%	06/20/2015	5.124%		2,000	(1)	(37)	0	(38)
	Russia Government International Bond	1.000%	09/20/2015	5.125%		600	(3)	(14)	0	(17)
	Sprint Communications, Inc.	5.000%	12/20/2019	4.563%		200	10	(6)	4	0

BPS	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.170%		800	14	(4)	10	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2017	0.281%		1,500	37	(7)	30	0
	China Government International Bond	1.000%	12/20/2019	0.821%		2,500	26	(4)	22	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.261%		1,400	13	(5)	8	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.123%		900	9	(3)	6	0

BRC	China Government International Bond	1.000%	03/20/2019	0.660%		2,600	10	28	38	0
	General Electric Capital Corp.	1.000%	03/20/2015	0.261%		1,800	12	(9)	3	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.261%		700	6	(2)	4	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.170%		200	(10)	9	0	(1)
	Indonesia Government International Bond	1.000%	03/20/2019	1.235%		600	(32)	27	0	(5)
	Italy Government International Bond	1.000%	09/20/2019	1.155%		300	0	(2)	0	(2)
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.123%		1,100	11	(4)	7	0
	MetLife, Inc.	1.000%	09/20/2019	0.608%		600	11	0	11	0
	Spain Government International Bond	1.000%	03/20/2019	0.713%		200	(2)	5	3	0

CBK	Brazil Government International Bond	1.000%	12/20/2016	1.204%		200	(3)	2	0	(1)
	Brazil Government International Bond	1.000%	03/20/2017	1.242%		300	(3)	2	0	(1)
	Brazil Government International Bond	1.000%	09/20/2017	1.367%		1,900	(4)	(14)	0	(18)
	California State General Obligation Bonds, Series 2003	1.000%	09/20/2019	0.466%		300	8	(1)	7	0
	China Government International Bond	1.000%	06/20/2019	0.720%		700	11	(2)	9	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	7.209%		700	(8)	(22)	0	(30)
	General Electric Capital Corp.	1.000%	06/20/2015	0.261%		400	3	(2)	1	0
	JPMorgan Chase & Co.	1.000%	06/20/2015	0.123%		400	3	(1)	2	0
	MetLife, Inc.	1.000%	06/20/2016	0.192%		200	3	(1)	2	0
	Portugal Government International Bond	1.000%	03/20/2016	0.568%		1,300	(8)	16	8	0
	Sprint Communications, Inc.	5.000%	12/20/2019	4.563%		4,000	202	(122)	80	0
	Teck Resources Ltd.	1.000%	09/20/2019	2.506%		300	(5)	(15)	0	(20)

DUB	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.192%		1,300	23	(4)	19	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2018	0.352%		300	8	(1)	7	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2020	0.638%		400	(5)	13	8	0
	Brazil Government International Bond	1.000%	03/20/2016	0.995%		100	0	0	0	0
	Brazil Government International Bond	1.000%	12/20/2016	1.204%		500	(7)	6	0	(1)
	China Government International Bond	1.000%	06/20/2019	0.720%		1,100	18	(4)	14	0
	China Government International Bond	1.000%	12/20/2019	0.821%		5,700	60	(10)	50	0
	Colombia Government International Bond	1.000%	12/20/2018	1.147%		200	(1)	0	0	(1)
	Ford Motor Co.	5.000%	03/20/2019	0.819%		200	37	(3)	34	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.261%		1,500	14	(6)	8	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.339%		1,800	27	(9)	18	0
	HSBC Bank PLC	1.000%	03/20/2019	0.343%	EUR	400	6	7	13	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.235%	$	1,000	(51)	42	0	(9)
	Italy Government International Bond	1.000%	03/20/2019	1.069%		200	(4)	3	0	(1)
	Italy Government International Bond	1.000%	06/20/2019	1.114%		4,000	0	(18)	0	(18)
	Italy Government International Bond	1.000%	09/20/2019	1.155%		2,600	6	(23)	0	(17)
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.123%		1,700	16	(5)	11	0
	MetLife, Inc.	1.000%	03/20/2019	0.525%		2,000	14	26	40	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		700	(1)	6	5	0
	Mexico Government International Bond	1.000%	06/20/2019	0.904%		2,200	34	(24)	10	0
	Spain Government International Bond	1.000%	06/20/2016	0.322%		1,700	23	(5)	18	0

FBF	Colombia Government International Bond	1.000%	03/20/2016	0.614%		100	1	0	1	0
	Colombia Government International Bond	1.000%	03/20/2019	1.186%		400	(2)	(1)	0	(3)
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.123%		1,400	13	(4)	9	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		200	1	1	2	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.510%		100	2	0	2	0
	Wells Fargo & Co.	1.000%	09/20/2017	0.237%		1,400	31	(2)	29	0

GST	Berkshire Hathaway, Inc.	1.000%	09/20/2017	0.281%		300	7	(1)	6	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2018	0.380%		1,300	37	(7)	30	0
	Brazil Government International Bond	1.000%	03/20/2016	0.995%		200	0	0	0	0
	Citigroup, Inc.	1.000%	03/20/2019	0.616%		500	5	3	8	0
	Colombia Government International Bond	1.000%	12/20/2018	1.147%		200	(2)	0	0	(2)
	Colombia Government International Bond	1.000%	03/20/2019	1.186%		100	(1)	0	0	(1)
	Continental Resources, Inc.	1.000%	06/20/2016	0.740%		4,500	58	(39)	19	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	7.209%		800	(9)	(25)	0	(34)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	MetLife, Inc.	1.000%	09/20/2019	0.608%	$	300	$6	$0	$6	$0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		200	1	1	2	0
	Portugal Government International Bond	1.000%	12/20/2015	0.521%		800	(3)	7	4	0
	Portugal Government International Bond	1.000%	03/20/2016	0.568%		900	(5)	10	5	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.510%		200	4	0	4	0
	Spain Government International Bond	1.000%	03/20/2019	0.713%		300	(3)	6	3	0

HUS	Colombia Government International Bond	1.000%	03/20/2016	0.614%		400	2	0	2	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.170%		200	(10)	9	0	(1)
	Italy Government International Bond	1.000%	06/20/2017	0.722%		4,100	41	(12)	29	0
	Italy Government International Bond	1.000%	03/20/2019	1.069%		300	(6)	5	0	(1)
	Mexico Government International Bond	1.000%	12/20/2016	0.549%		500	6	(2)	4	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		1,000	1	6	7	0

JPM	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.192%		500	9	(2)	7	0
	China Government International Bond	1.000%	03/20/2019	0.660%		1,200	6	12	18	0
	China Government International Bond	1.000%	12/20/2019	0.821%		100	1	0	1	0
	Ford Motor Co.	5.000%	03/20/2019	0.819%		200	37	(2)	35	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	7.209%		200	(2)	(6)	0	(8)
	HSBC Bank PLC	1.000%	03/20/2019	0.343%	EUR	3,800	64	65	129	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.170%	$	100	(5)	4	0	(1)
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		500	1	3	4	0
	Qatar Government International Bond	1.000%	06/20/2019	0.722%		1,000	20	(8)	12	0

MYC	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.192%		500	9	(2)	7	0
	California State General Obligation Bonds, Series 2003	1.000%	09/20/2024	0.953%		100	1	0	1	0
	Colombia Government International Bond	1.000%	12/20/2018	1.147%		500	(4)	1	0	(3)
	General Electric Capital Corp.	1.000%	09/20/2015	0.261%		900	8	(3)	5	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.170%		100	(5)	4	0	(1)
	Italy Government International Bond	1.000%	03/20/2019	1.069%		200	(4)	3	0	(1)
	JPMorgan Chase & Co.	1.000%	06/20/2015	0.123%		400	3	(2)	1	0
	Mexico Government International Bond	1.000%	12/20/2016	0.549%		200	3	(1)	2	0

							$831	$(120)	$1,006	$(295)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$ 2,350	$(464)	$(3)	$0	$(467)
	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	300	40	2	42	0

BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	1,717	(339)	(2)	0	(341)

CBK	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	200	27	1	28	0
	MCDX-23 5-Year Index	1.000%	12/20/2019	1,100	9	0	9	0

GST	MCDX-23 5-Year Index	1.000%	12/20/2019	800	6	0	6	0

MYC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	1,717	(343)	2	0	(341)
	iTraxx Europe 9 10-Year Index 22-100%	0.250%	06/20/2018	EUR 4,500	(165)	183	18	0
	MCDX-23 5-Year Index	1.000%	12/20/2019	$ 200	1	0	1	0

					$ (1,228)	$183	$104	$(1,149)

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	80	$0	$7	$7	$0
	Pay	1-Year BRL-CDI	8.160%	01/02/2015	BRL	1,600	0	(15)	0	(15)

BPS	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	40	0	3	3	0
	Pay	1-Year BRL-CDI	11.600%	01/02/2015	BRL	44,200	0	1	1	0
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		26,800	13	(91)	0	(79)
	Pay	1-Year BRL-CDI	11.160%	01/04/2021		34,500	(66)	(279)	0	(345)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		10,100	(3)	19	16	0

DUB	Pay	1-Year BRL-CDI	7.620%	01/02/2015		1,300	(2)	(14)	0	(16)
	Pay	1-Year BRL-CDI	8.430%	01/02/2015		1,400	9	(16)	0	(7)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		2,700	9	(17)	0	(8)

FBF	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044	GBP	120	0	11	11	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		32	0	1	1	0

GLM	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044		40	0	4	4	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		228	0	5	5	0
	Pay	1-Month GBP-UKRPI	3.510%	12/15/2044		100	0	6	6	0
	Pay	1-Year BRL-CDI	7.550%	01/02/2015	BRL	1,400	(3)	(15)	0	(18)
	Pay	1-Year BRL-CDI	8.150%	01/02/2015		1,500	0	(14)	0	(14)

HUS	Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	20,000	18	14	32	0
	Pay	28-Day MXN-TIIE	7.500%	06/02/2021		12,200	39	47	86	0
	Pay	28-Day MXN-TIIE	7.650%	05/30/2024		16,500	1	27	28	0

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	100	1	7	8	0
	Pay	1-Year BRL-CDI	7.890%	01/02/2015	BRL	400	0	(4)	0	(4)

MYC	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044	GBP	90	0	8	8	0
	Pay	1-Year BRL-CDI	9.930%	01/02/2015	BRL	3,600	2	30	32	0
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		8,500	22	(9)	13	0
	Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MXN	2,800	10	10	20	0

UAG	Pay	1-Year BRL-CDI	9.930%	01/02/2015	BRL	3,000	3	24	27	0
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		900	2	0	2	0

							$55	$(251)	$310	$(506)

Total Swap Agreements							$(342)	$(195)	$1,420	$(1,957)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(k)	Securities with an aggregate market value of $1,130 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$428	$0	$0	$428	$0	$0	$0	$0	$428	$(290)	$138
BOA	2,032	177	155	2,364	(328)	(151)	(596)	(1,075)	1,289	(1,270)	19
BPS	1,339	0	96	1,435	(446)	(1)	(424)	(871)	564	(548)	16
BRC	460	0	66	526	(61)	(1)	(349)	(411)	115	(88)	27
CBK	387	0	146	533	(573)	(19)	(70)	(662)	(129)	0	(129)
DUB	1,110	231	255	1,596	(257)	(266)	(78)	(601)	995	(900)	95
FBF	730	0	55	785	0	(91)	(8)	(99)	686	(650)	36
GLM	321	76	15	412	(504)	(250)	(34)	(788)	(376)	489	113
GST	0	0	93	93	0	(4)	(37)	(41)	52	(50)	2
HUS	0	112	188	300	(171)	(54)	(2)	(227)	73	(260)	(187)
JPM	281	0	214	495	(175)	(77)	(13)	(265)	230	0	230
MSB	913	0	0	913	0	0	0	0	913	(950)	(37)
MYC	0	1,445	108	1,553	0	(1,440)	(346)	(1,786)	(233)	297	64
NAB	1,423	0	0	1,423	0	0	0	0	1,423	(1,360)	63
RBC	0	0	0	0	(24)	0	0	(24)	(24)	0	(24)
RYL	0	0	0	0	0	(94)	0	(94)	(94)	248	154
SOG	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
UAG	1,034	0	29	1,063	(91)	0	0	(91)	972	(970)	2

Total Over the Counter	$10,458	$2,041	$1,420	$13,919	$(2,630)	$(2,453)	$(1,957)	$(7,040)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$17	$17
Futures	0	0	0	0	108	108
Swap Agreements	0	0	0	0	368	368

	$0	$0	$0	$0	$493	$493

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,458	$0	$10,458
Purchased Options	0	9	0	132	1,900	2,041
Swap Agreements	0	1,110	0	0	310	1,420

	$0	$1,119	$0	$10,590	$2,210	$13,919

	$0	$1,119	$0	$10,590	$2,703	$14,412

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$16	$0	$0	$16
Futures	0	0	0	0	9	9
Swap Agreements	0	0	0	0	411	411

	$0	$0	$16	$0	$420	$436

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,630	$0	$2,630
Written Options	0	35	0	296	2,122	2,453
Swap Agreements	0	1,444	0	0	513	1,957

	$0	$1,479	$0	$2,926	$2,635	$7,040

	$0	$1,479	$16	$2,926	$3,055	$7,476

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$1,845	$0	$73	$1,918
Futures	0	0	(309)	0	(99)	(408)
Swap Agreements	0	453	0	0	(979)	(526)

	$0	$453	$1,536	$0	$(1,005)	$984

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,205	$0	$7,205
Purchased Options	0	0	(144)	(28)	0	(172)
Written Options	0	309	(330)	(757)	2,959	2,181
Swap Agreements	0	1,311	0	0	(1,123)	188

	$0	$1,620	$(474)	$6,420	$1,836	$9,402

	$0	$2,073	$1,062	$6,420	$831	$10,386

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$8	$8
Written Options	0	0	13	0	26	39
Futures	0	0	0	0	654	654
Swap Agreements	0	123	0	0	(3,656)	(3,533)

	$0	$123	$13	$0	$(2,968)	$(2,832)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,718	$0	$7,718
Purchased Options	0	3	0	45	194	242
Written Options	0	(15)	0	(105)	1,498	1,378
Swap Agreements	0	(147)	0	0	786	639

	$0	$(159)	$0	$7,658	$2,478	$9,977

	$0	$(36)	$13	$7,658	$(490)	$7,145

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

December 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$10,462	$2,331	$12,793
Corporate Bonds & Notes
Banking & Finance	0	48,005	0	48,005
Industrials	0	27,876	0	27,876
Utilities	0	15,986	0	15,986
Municipal Bonds & Notes
California	0	1,113	0	1,113
Illinois	0	2,200	0	2,200
U.S. Government Agencies	0	32,492	0	32,492
U.S. Treasury Obligations	0	73,023	0	73,023
Mortgage-Backed Securities	0	32,642	0	32,642
Asset-Backed Securities	0	42,999	0	42,999
Sovereign Issues	0	28,849	0	28,849
Preferred Securities
Banking & Finance	0	232	0	232
Short-Term Instruments
Repurchase Agreements	0	517	0	517
Greece Treasury Bills	0	2,898	0	2,898
Slovenia Treasury Bills	0	725	0	725
U.S. Treasury Bills	0	1,233	0	1,233
	$0	$321,252	$2,331	$323,583

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$21,130	$0	$0	$21,130

Total Investments	$21,130	$321,252	$2,331	$344,713

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(110,283)	$0	$(110,283)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	111	382	0	493
Over the counter	0	13,900	19	13,919
	$111	$14,282	$19	$14,412

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9)	(427)	0	(436)
Over the counter	0	(7,040)	0	(7,040)
	$(9)	$(7,467)	$0	$(7,476)

Totals	$21,232	$217,784	$2,350	$241,366

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO Unconstrained Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally

4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2014, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations (“CMOs”)  are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”)  are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”)  include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S.

Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

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Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$67	$900	$(957)	$0	$0	$10	$0	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$119,221	$339,898	$(437,870)	$(59)	$(70)	$21,120	$381	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

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Notes to Financial Statements (Cont.)

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the

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option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Straddle Options  The Portfolio may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront

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Notes to Financial Statements (Cont.)

premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default

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swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic

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Notes to Financial Statements (Cont.)

conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

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Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.60%.

ANNUAL REPORT	DECEMBER 31, 2014	37

Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.30%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2014, the remaining recoverable amount to PIMCO was $2,589.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$562,156	$555,327	$238,137	$190,117

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	10	$99	86	$913
Class M	1	15	0	0
Administrative Class	10,144	105,707	17,798	186,456
Advisor Class	567	5,930	29	297
Issued as reinvestment of distributions
Institutional Class	1	7	1	6
Class M	0	0	0	0
Administrative Class	417	4,356	326	3,387
Advisor Class	2	26	0	0
Cost of shares redeemed
Institutional Class	(59)	(617)	(6)	(65)
Class M	0	0	0	0
Administrative Class	(22,423)	(234,441)	(4,207)	(44,046)
Advisor Class	(137)	(1,442)	(1)	(11)
Net increase (decrease) resulting from Portfolio share transactions	(11,477)	$(120,360)	14,026	$146,937

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2014, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 80% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

ANNUAL REPORT	DECEMBER 31, 2014	39

Notes to Financial Statements (Cont.)

December 31, 2014

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$9,917	$72	$1,699	$(466)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected Securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$341,560	$9,759	$(6,606)	$3,153

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback securities, convertible preferred securities.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$4,488	$—	$—
12/31/2013	$3,393	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

40	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Unconstrained Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Unconstrained Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

ANNUAL REPORT	DECEMBER 31, 2014	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FOB	Credit Suisse Securities (USA) LLC	NAB	National Australia Bank Ltd.
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
BSN	Bank of Nova Scotia	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	NOK	Norwegian Krone
BRL	Brazilian Real	ILS	Israeli Shekel	NZD	New Zealand Dollar
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CHF	Swiss Franc	JPY	Japanese Yen	USD	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CBOT	Chicago Board of Trade	OTC	Over the Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	MCDX	Municipal Bond Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
BBSW	Bank Bill Swap Reference Rate	EONIA	Euro OverNight Index Average	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate

42	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

0.69%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.41%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2014	43

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	45

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

46	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	51

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT76AR_123114

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2014

PIMCO Unconstrained Bond Portfolio

Share Class

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This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2014. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

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The U.S. economy showed continuing signs of strong growth and a steady decline in unemployment and renewed business investment activity, as the U.S. continued to be a key driving force behind global growth. The Federal Reserve (“Fed”) provided an optimistic view of the U.S. economy and completed its bond purchase program at the end of October. On December 17, the Fed removed language indicating its intent to keep the Federal Funds Rate near zero for “a considerable time”, and instead said it would remain patient on the timing of its first interest rate increase since 2006. The Fed also noted that future increases in the Federal Funds Rate would be dependent on economic conditions, including signs of continuing U.S. economic growth and a decline in the U.S. unemployment rate.

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In Europe, developed bond markets rallied on raised expectations that the European Central Bank (“ECB”) will expand asset purchases to include sovereign bonds. Slower economic growth and fears of deflation prompted a series of unprecedented actions by the ECB. Beginning in June, ECB President Mario Draghi lowered the ECB’s benchmark rate, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and initiated dedicated asset purchases of covered bonds and asset-backed securities. These measures reflect the ECB’s determination to tackle the threat of deflation in the Eurozone amid slower-than-expected economic growth. As such, outside of the reporting period on January 22, 2015, the ECB announced an expansion to its quantitative easing asset purchase program to also include purchases of investment grade sovereign and Agency bonds at 60 billion Euros per month until September 2016, implying a total of just over 1 trillion euros.

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U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

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U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 3.64% over the reporting period. The collapse in oil prices in the second half of the year pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin. Outside of the U.S., returns of global inflation-linked bonds (“ILBs”) varied across countries depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 17.01% over the period.

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Agency mortgage-backed securities (“MBS”), as represented by the Barclays Agency Fixed-Rate MBS Index, returned 6.15% over the reporting period. The sector also outperformed like-duration U.S. Treasuries during the period, driven by continued Fed support. The Fed stopped net purchases of Agency MBS in late October but has continued to reinvest paydowns from existing holdings. New issuance was materially lower than the previous year and prepayments were also relatively benign, despite falling interest rates. Non-Agency MBS prices rallied during the period and the sector benefited from strong investor demand and limited supply. Fundamentals have also continued to improve, although the U.S. housing recovery has moderated.

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U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.53% over the reporting period. Performance deteriorated towards the end of the reporting period amid the significant sell-off in oil and subsequent emerging markets sell-off, combined with heightened volatility in the Eurozone. The U.S. high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 2.53% over the reporting period. However, declining oil prices were the primary reason for lackluster returns in the high yield sector over the second half of the reporting period. The dramatic decline in oil also elevated general risk aversion and most specifically to high yield, where oil makes up a meaningful component of the broader high yield market, which turned flows negative.

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Emerging markets (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 5.53% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 5.72% over the period. The steep decline in global oil prices weighed on the assets of exporting EM countries (though benefited importers). Across asset classes, Russian securities were among the worst performing over the period as the Russian currency plunged before stabilizing towards the end of the reporting period. Local assets were again affected by weaker domestic currencies, which struggled against U.S. dollar strength.

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Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as represented by the S&P 500 Index, returned 13.69%. Global equities, as represented by the MSCI All Country World Index Net USD, returned 4.16% and EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19%.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust January 23, 2015

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Unconstrained Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, operational risk, emerging markets risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart

4	PIMCO VARIABLE INSURANCE TRUST

measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2014	5

PIMCO Unconstrained Bond Portfolio

Allocation Breakdown†
Corporate Bonds & Notes	26.7%
U.S. Treasury Obligations	21.2%
Asset-Backed Securities	12.5%
Mortgage-Backed Securities	9.5%
U.S. Government Agencies	9.4%
Sovereign Issues	8.4%
Short-Term Instruments‡	7.7%
Other	4.6%
†	% of Investments, at value as of 12/31/14

‡	Includes Central Funds used for Cash Management Purposes

A line graph is not included since the Portfolio has less than six months of performance.

Cumulative Total Return for the period ended December 31, 2014
Class Inception (10/31/2014)
PIMCO Unconstrained Bond Portfolio Class M	-0.17%
3 Month USD LIBOR Index±	0.04%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.350% for Class M shares.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)(a)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$998.30	$1,018.50
Expenses Paid During Period	$2.22	$6.91
Net Annualized Expense Ratio†	1.35%	1.35%

† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 10/31/14 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 60/365 (to reflect the period since the inception date of 10/31/14). Hypothetical expenses reflect an amount as if the Class had been operational for the entire fiscal year.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Unconstrained Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

U.S. duration (or sensitivity to changes in market interest rates) positioning was a net negative for performance, driven by a short position on the back end of the U.S. Treasury yield curve as yields fell. A long position at the short end of the U.S. Treasury yield curve partially offset those losses as the total returns on short-dated U.S. Treasuries were positive.

»

Eurozone yield curve positioning detracted from performance, primarily driven by the Portfolio’s yield curve steepening bias, as longer-dated yields along the euro swap curve declined more than shorter durations.

»

Exposure to non-Agency mortgage-backed securities added to performance. The Markit iBoxx Broad US Non-Agency RMBS USD Index, which generally tracks the price performance of non-Agency mortgages, increased over the reporting period.

»

Exposure to corporates contributed to performance, with exposure to financial sector bonds driving the outperformance as the financial subsector of the Barclays U.S. Investment Grade Bond Index posted positive returns over the reporting period.

»

Selling-protection on U.S. and European CDX contributed to returns as spreads on the Markit CDX North America Investment Grade Index and the Markit iTraxx Europe Index were net tighter over the reporting period.

»

Exposure to emerging markets (“EM”) was a slight negative to performance as a long local short-term interest rate exposure in Brazil offset the positive performance impact from the Portfolio’s long exposure to Mexican local interest rates. Exposure to external EM sovereign spreads detracted from performance as spreads widened over the reporting period.

»	Modest exposure to municipal bonds added to returns as the Barclays Municipal Bond Index increased over the reporting period.

»	Short positioning in the euro, Australian dollar and Japanese yen contributed to performance as these currencies depreciated against the U.S. dollar over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Unconstrained Bond Portfolio

Selected Per Share Data for the Period Ended:	10/31/2014-12/31/2014

Class M
Net asset value beginning of period	$10.49
Net investment income (a)	0.04
Net realized/unrealized (loss)	(0.06)
Net (decrease) from investment operations	(0.02)
Dividends from net investment income	(0.02)
Total distributions	(0.02)
Net asset value end of period	$10.45
Total return	(0.17)%
Net assets end of period (000s)	$15
Ratio of expenses to average net assets	1.35%*
Ratio of expenses to average net assets excluding waivers	1.35%*
Ratio of expenses to average net assets excluding interest expense	1.35%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.35%*
Ratio of net investment income to average net assets	2.42%*
Portfolio turnover rate	255%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	7

Statement of Assets and Liabilities PIMCO Unconstrained Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$323,583
Investments in Affiliates	21,130
Financial Derivative Instruments
Exchange-traded or centrally cleared	493
Over the counter	13,919
Cash	1
Deposits with counterparty	4,052
Foreign currency, at value	906
Receivable for investments sold	135,635
Receivable for Portfolio shares sold	471
Interest and dividends receivable	1,949
Dividends receivable from Affiliates	131
Other assets	2
502,272

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$20,135
Payable for sale-buyback transactions	6,436
Payable for short sales	110,283
Financial Derivative Instruments
Exchange-traded or centrally cleared	436
Over the counter	7,040
Payable for investments purchased	56,347
Payable for investments in Affiliates purchased	131
Deposits from counterparty	7,442
Payable for Portfolio shares redeemed	11
Accrued investment advisory fees	154
Accrued supervisory and administrative fees	77
Accrued distribution fees	1
Accrued servicing fees	38
Reimbursement to PIMCO	14
Other liabilities	5
208,550

Net Assets	$293,722

Net Assets Consist of:
Paid in capital	$282,499
Undistributed net investment income	1,857
Accumulated undistributed net realized (loss)	(28)
Net unrealized appreciation	9,394
$293,722

Net Assets:
Institutional Class	$374
Administrative Class	288,528
Advisor Class	4,805
Class M	15

Shares Issued and Outstanding:
Institutional Class	36
Administrative Class	27,619
Advisor Class	460
Class M	1

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.45
Administrative Class	10.45
Advisor Class	10.45
Class M	10.45

Cost of Investments in Securities	$320,049
Cost of Investments in Affiliates	$21,254
Cost of Foreign Currency Held	$906
Proceeds Received on Short Sales	$109,906
Cost or Premiums of Financial Derivative Instruments, net	$(1,232)

* Includes repurchase agreements of:	$517

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Unconstrained Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Interest	$9,408
Dividends	18
Dividends from Investments in Affiliates	381
Total Income	9,807

Expenses:
Investment advisory fees	2,549
Supervisory and administrative fees	1,275
Servicing fees - Administrative Class	633
Distribution and/or servicing fees - Advisor Class	5
Trustee fees	4
Interest expense	12
Miscellaneous expense	16
Total Expenses	4,494
Waiver and/or Reimbursement by PIMCO	(2)
Net Expenses	4,492

Net Investment Income	5,315

Net Realized Gain (Loss):
Investments in securities	(2,132)
Investments in Affiliates	(59)
Exchange-traded or centrally cleared financial derivative instruments	984
Over the counter financial derivative instruments	9,402
Foreign currency	(155)
Net Realized Gain	8,040

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(7,468)
Investments in Affiliates	(70)
Exchange-traded or centrally cleared financial derivative instruments	(2,832)
Over the counter financial derivative instruments	9,977
Foreign currency assets and liabilities	(40)
Net Change in Unrealized (Depreciation)	(433)
Net Gain	7,607

Net Increase in Net Assets Resulting from Operations	$12,922

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Changes in Net Assets PIMCO Unconstrained Bond Portfolio

(Amounts in thousands†)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$5,315	$5,463
Net realized gain (loss)	8,040	(9,786)
Net change in unrealized (depreciation)	(433)	(1,088)
Net increase (decrease) in net assets resulting from operations	12,922	(5,411)

Distributions to Shareholders:
From net investment income
Institutional Class	(7)	(3)
Administrative Class	(4,455)	(1,904)
Advisor Class	(26)	(0)
Class M	(0)	0
From net realized capital gains
Institutional Class	0	(3)
Administrative Class	0	(1,483)
Advisor Class	0	(0)
Class M	0	0

Total Distributions	(4,488)	(3,393)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(120,360)	146,937

Total Increase (Decrease) in Net Assets	(111,926)	138,133

Net Assets:
Beginning of year	405,648	267,515
End of year*	$293,722	$405,648

* Including undistributed net investment income of:	$1,857	$619

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Bond Portfolio

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.2%

BANK LOAN OBLIGATIONS 4.4%
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		$2,360	$2,331
Chrysler Group LLC
3.500% due 05/24/2017		4,477	4,471
Dell, Inc.
3.750% due 10/29/2018		180	180
H.J. Heinz Co.
3.500% due 06/05/2020		770	766
HCA, Inc.
2.919% due 03/31/2017		5,074	5,045

Total Bank Loan Obligations (Cost $12,864)			12,793

CORPORATE BONDS & NOTES 31.3%

BANKING & FINANCE 16.4%
AGFC Capital Trust
6.000% due 01/15/2067		100	75
Ally Financial, Inc.
2.750% due 01/30/2017		3,200	3,198
2.911% due 07/18/2016		1,200	1,195
3.500% due 07/18/2016		500	507
4.625% due 06/26/2015		1,300	1,311
5.500% due 02/15/2017		1,400	1,474
Bank of America Corp.
0.562% due 08/15/2016		100	99
2.000% due 01/11/2018		1,400	1,400
3.400% due 10/21/2025	MXN	2,000	144
5.750% due 12/01/2017		$3,500	3,870
6.400% due 08/28/2017		700	780
6.875% due 04/25/2018		1,300	1,494
Barclays Bank PLC
14.000% due 06/15/2019 (d)	GBP	500	1,027
BPCE S.A.
5.150% due 07/21/2024		$600	619
CIT Group, Inc.
4.250% due 08/15/2017		300	307
4.750% due 02/15/2015		2,500	2,504
5.000% due 05/15/2017		100	104
Citigroup, Inc.
0.912% due 11/15/2016		500	500
6.010% due 01/15/2015		300	300
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875% due 03/19/2020	EUR	1,100	1,583
Eksportfinans ASA
2.000% due 09/15/2015		$200	200
Ford Motor Credit Co. LLC
2.500% due 01/15/2016		4,000	4,046
2.750% due 05/15/2015		1,200	1,208
3.984% due 06/15/2016		1,590	1,647
4.207% due 04/15/2016		1,000	1,036
7.000% due 04/15/2015		100	102
General Motors Financial Co., Inc.
2.750% due 05/15/2016		200	204
Goldman Sachs Group, Inc.
6.150% due 04/01/2018		200	225
International Lease Finance Corp.
4.875% due 04/01/2015		5,300	5,348
5.750% due 05/15/2016		1,500	1,559
8.625% due 09/15/2015		2,500	2,613
8.750% due 03/15/2017		200	222
JPMorgan Chase & Co.
0.854% due 02/26/2016		1,500	1,503
1.134% due 01/25/2018		300	303

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
1.750% due 02/25/2016		$1,200	$1,207
MUFG Union Bank N.A.
2.625% due 09/26/2018		300	305
Murray Street Investment Trust
4.647% due 03/09/2017		200	211
Navient Corp.
5.000% due 04/15/2015		500	505
5.000% due 06/15/2018		1,000	995
6.250% due 01/25/2016		200	209
8.450% due 06/15/2018		200	224
Prudential Covered Trust
2.997% due 09/30/2015		675	685
QBE Capital Funding Ltd.
7.250% due 05/24/2041		200	218
RCI Banque S.A.
4.375% due 01/27/2015	EUR	100	121
Regions Financial Corp.
5.750% due 06/15/2015		$200	204
Royal Bank of Scotland PLC
4.375% due 03/16/2016		400	414

			48,005

INDUSTRIALS 9.5%
Aviation Capital Group Corp.
3.875% due 09/27/2016		400	410
Casino Guichard Perrachon S.A.
5.500% due 01/30/2015	EUR	2,750	3,340
CNPC General Capital Ltd.
1.450% due 04/16/2016		$3,000	2,996
COX Communications, Inc.
5.875% due 12/01/2016		1,100	1,190
DISH DBS Corp.
4.250% due 04/01/2018		300	307
4.625% due 07/15/2017		200	207
7.125% due 02/01/2016		1,400	1,475
7.875% due 09/01/2019		200	228
Ensco PLC
3.250% due 03/15/2016		1,360	1,386
Hewlett-Packard Co.
2.350% due 03/15/2015		200	201
Kroger Co.
2.200% due 01/15/2017		100	102
MGM Resorts International
6.625% due 07/15/2015		2,280	2,326
Mondelez International, Inc.
6.250% due 03/20/2015	EUR	2,700	3,309
ONEOK Partners LP
6.150% due 10/01/2016		$1,427	1,533
SABMiller Holdings, Inc.
0.922% due 08/01/2018		3,600	3,615
Telefonica Emisiones S.A.U.
4.949% due 01/15/2015		400	400
Universal Health Services, Inc.
3.750% due 08/01/2019		400	400
Volvo Treasury AB
5.950% due 04/01/2015		4,400	4,451

			27,876

UTILITIES 5.4%
AES Corp.
3.234% due 06/01/2019		900	880
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		200	197
5.875% due 06/01/2015	EUR	200	241

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015	$3,600	$3,611
Novatek OAO Via Novatek Finance Ltd.
5.326% due 02/03/2016	800	775
Petrobras Global Finance BV
2.603% due 03/17/2017	1,100	1,018
Sinopec Group Overseas Development Ltd.
1.009% due 04/10/2017	1,600	1,603
TransAlta Corp.
4.750% due 01/15/2015	500	500
Verizon Communications, Inc.
1.771% due 09/15/2016	3,700	3,769
1.991% due 09/14/2018	900	937
2.500% due 09/15/2016	2,400	2,455

		15,986

Total Corporate Bonds & Notes (Cost $93,149)		91,867

MUNICIPAL BONDS & NOTES 1.1%

CALIFORNIA 0.4%
California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	1,100	1,113

ILLINOIS 0.7%
Illinois State General Obligation Notes, Series 2010
4.421% due 01/01/2015	2,200	2,200

Total Municipal Bonds & Notes (Cost $3,307)		3,313

U.S. GOVERNMENT AGENCIES 11.1%
Fannie Mae
3.500% due 01/01/2045	5,000	5,210
4.000% due 01/01/2045 - 02/01/2045	25,000	26,661
Freddie Mac
1.565% due 10/25/2021 (a)	388	33
5.500% due 08/15/2051	400	425
11.718% due 04/15/2044	153	163

Total U.S. Government Agencies (Cost $32,473)		32,492

U.S. TREASURY OBLIGATIONS 24.9%
U.S. Treasury Bonds
3.000% due 11/15/2044	3,000	3,154
3.125% due 08/15/2044 (f)	2,400	2,584
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022 (i)	929	907
0.125% due 01/15/2023 (f)	1,337	1,296
0.125% due 07/15/2024 (f)	5,700	5,502
0.375% due 07/15/2023 (i)(k)	510	505
0.625% due 07/15/2021 (f)(i)	1,159	1,176
1.125% due 01/15/2021 (f)(i)	3,799	3,955
2.000% due 01/15/2026 (k)	3,828	4,397
2.375% due 01/15/2025 (f)	1,637	1,927
U.S. Treasury Notes
1.875% due 11/30/2021 (f)	5,300	5,270
2.000% due 05/31/2021	1,800	1,808
2.125% due 09/30/2021 (f)(h)	40,100	40,542

Total U.S. Treasury Obligations (Cost $73,249)		73,023

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 11.1%
Banc of America Commercial Mortgage Trust
5.561% due 04/10/2049		$80	$86
BCAP LLC Trust
5.250% due 06/26/2036		764	673
Bear Stearns Adjustable Rate Mortgage Trust
2.595% due 01/25/2035		37	37
3.106% due 11/25/2034		862	830
5.122% due 08/25/2035		267	271
CBA Commercial Small Balance Commercial Mortgage
0.420% due 06/25/2038		3,853	2,530
Countrywide Alternative Loan Trust
6.000% due 02/25/2037 ^		612	499
6.000% due 05/25/2037 ^		514	422
Countrywide Home Loan Mortgage Pass-Through Trust
2.483% due 02/20/2036		1,090	925
2.589% due 08/25/2034		617	571
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,551	3,773
Credit Suisse Mortgage Capital Certificates
0.437% due 12/27/2035		1,600	1,532
First Horizon Alternative Mortgage Securities Trust
2.207% due 06/25/2034		320	315
2.296% due 01/25/2036		560	453
2.316% due 06/25/2036		543	423
First Horizon Mortgage Pass-Through Trust
2.392% due 11/25/2037		3,940	3,421
Granite Mortgages PLC
0.940% due 09/20/2044	GBP	190	295
HarborView Mortgage Loan Trust
0.984% due 11/19/2034		$101	75
IndyMac Mortgage Loan Trust
0.380% due 04/25/2046		3,430	2,735
2.519% due 10/25/2034		57	55
JPMorgan Alternative Loan Trust
0.320% due 07/25/2036		110	109
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		189	198
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		53	56
Morgan Stanley Capital Trust
5.665% due 04/15/2049		988	1,067
RBSSP Resecuritization Trust
0.420% due 02/26/2037		1,215	1,147
RMAC Securities PLC
0.710% due 06/12/2044	GBP	1,782	2,593
Structured Asset Securities Corp. Trust
5.500% due 09/25/2035		$547	564
Thornburg Mortgage Securities Trust
1.420% due 06/25/2037		152	133
1.878% due 06/25/2037		589	567
Wachovia Bank Commercial Mortgage Trust
0.241% due 06/15/2020		151	150
5.716% due 06/15/2049		3,613	3,888
5.749% due 07/15/2045		512	543
5.941% due 02/15/2051		316	339
WaMu Mortgage Pass-Through Certificates Trust
0.400% due 04/25/2045		133	125
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 01/25/2035		747	746
2.621% due 06/25/2035		491	496

Total Mortgage-Backed Securities (Cost $30,189)			32,642

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 14.6%
Access Group, Inc.
1.534% due 10/27/2025		$597	$600
ACE Securities Corp.
0.325% due 08/25/2036		483	412
0.330% due 05/25/2036		1,765	1,559
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.650% due 03/25/2035		1,900	1,831
Asset-Backed Funding Certificates Trust
0.330% due 01/25/2037		3,875	2,450
0.390% due 01/25/2037		2,696	1,720
Avoca CLO PLC
0.438% due 09/15/2021	EUR	515	620
Bear Stearns Asset-Backed Securities Trust
0.370% due 04/25/2037 ^		$811	739
0.660% due 09/25/2035		1,100	907
1.420% due 08/25/2037		246	227
Belle Haven ABS CDO Ltd.
0.592% due 11/03/2044		328	164
0.632% due 11/03/2044		503	251
Berica Asset-Backed Security SRL
0.379% due 12/31/2055	EUR	895	1,079
Citigroup Mortgage Loan Trust, Inc.
0.310% due 08/25/2036		$104	94
Countrywide Asset-Backed Certificates
0.310% due 08/25/2037		4,000	3,266
0.320% due 12/25/2036		1,174	1,104
0.320% due 04/25/2047		1,565	1,293
0.360% due 06/25/2047		4,000	3,430
5.157% due 07/25/2036		300	203
5.230% due 08/25/2035		600	556
Countrywide Asset-Backed Certificates Trust
0.415% due 05/25/2036		39	39
0.505% due 05/25/2036		350	339
5.103% due 05/25/2035		800	787
Credit-Based Asset Servicing and Securitization LLC
4.105% due 03/25/2037 ^		3,127	1,967
First Franklin Mortgage Loan Trust
0.530% due 10/25/2035		1,053	984
GSAA Home Equity Trust
0.450% due 07/25/2037		2,876	1,137
GSAMP Trust
0.400% due 03/25/2047		2,000	1,340
HSI Asset Securitization Corp. Trust
0.280% due 12/25/2036		2,197	1,067
0.390% due 12/25/2036		794	391
Huntington CDO Ltd.
0.502% due 11/05/2040		419	396
MASTR Asset-Backed Securities Trust
0.340% due 10/25/2036		1,100	936
Morgan Stanley ABS Capital, Inc. Trust
0.310% due 11/25/2036		259	180
0.320% due 10/25/2036		591	414
0.460% due 01/25/2036		500	449
Newcastle CDO Ltd.
0.595% due 12/24/2039		228	223
Option One Mortgage Loan Trust
0.500% due 04/25/2037		4,406	2,679
Residential Asset Securities Corp. Trust
0.630% due 11/25/2035		3,100	2,434
Securitized Asset-Backed Receivables LLC Trust
0.935% due 02/25/2034		630	597
Sierra Madre Funding Ltd.
0.537% due 09/07/2039		1,250	990
0.557% due 09/07/2039		2,885	2,284

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Investment Loan Trust
0.530% due 10/25/2035		$483	$475
Triaxx Prime CDO Ltd.
0.430% due 10/02/2039		456	386

Total Asset-Backed Securities (Cost $36,206)			42,999

SOVEREIGN ISSUES 9.8%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2015	BRL	21,000	7,217
0.000% due 01/01/2016		9,000	2,998
0.000% due 01/01/2017		18,500	5,459
0.000% due 07/01/2017		14,400	4,004
New Zealand Government Bond
2.000% due 09/20/2025	NZD	206	161
3.000% due 09/20/2030		817	705
Slovenia Government International Bond
2.750% due 03/17/2015	EUR	500	609
4.700% due 11/01/2016		1,100	1,426
5.250% due 02/18/2024		$600	662
Spain Government International Bond
2.750% due 10/31/2024	EUR	4,200	5,608

Total Sovereign Issues (Cost $32,613)			28,849

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Ally Financial, Inc.
8.500% due 05/15/2016 (d)		8,600	232

Total Preferred Securities (Cost $230)			232

SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS (e) 0.2%
			517

		PRINCIPAL AMOUNT (000S)
GREECE TREASURY BILLS 1.0%
2.046% due 02/06/2015	EUR	2,400	2,898

SLOVENIA TREASURY BILLS 0.2%
1.470% due 02/12/2015		600	725

U.S. TREASURY BILLS 0.4%
0.065% due 04/23/2015 - 05/28/2015 (b)(f)(k)		$1,233	1,233

Total Short-Term Instruments (Cost $5,769)			5,373

Total Investments in Securities (Cost $320,049)			323,583

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.2%

SHORT-TERM INSTRUMENTS 7.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.2%
PIMCO Short-Term Floating NAV Portfolio	1,002	$10
PIMCO Short-Term Floating NAV Portfolio III	2,130,764	21,120

Total Short-Term Instruments (Cost $21,254)		21,130

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $21,254)	$21,130

Total Investments 117.4% (Cost $341,303)	$344,713

Financial Derivative Instruments (g)(j) 2.4% (Cost or Premiums, net $(1,232))	6,936

Other Assets and Liabilities, net (19.8%)	(57,927)

Net Assets 100.0%	$293,722

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$517	Fannie Mae 2.200% due 10/17/2022	$(529)	$517	$517

Total Repurchase Agreements						$(529)	$517	$517

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.200%	11/17/2014	01/15/2015	$(8,411)	$(8,413)
JPS	0.400%	12/17/2014	01/16/2015	(6,450)	(6,451)
	0.420%	12/30/2014	01/06/2015	(3,478)	(3,478)
	1.300%	12/31/2014	01/02/2015	(1,793)	(1,793)

Total Reverse Repurchase Agreements					$(20,135)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.250%	12/26/2014	01/09/2015	$(1,290)	$(1,290)
BPG	(0.010%)	01/05/2015	01/12/2015	(1,308)	(1,309)
UBS	0.320%	12/08/2014	01/05/2015	(3,835)	(3,837)

Total Sale-Buyback Transactions					$(6,436)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2014 was $4,453 at a weighted average interest rate of 0.187%.
(3)	Payable for sale-buyback transactions includes $2 of deferred price drop on sale-buyback transactions.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	01/01/2045	$5,800	$(6,013)	$(6,044)
Fannie Mae	3.500%	02/01/2045	5,000	(5,182)	(5,196)
Fannie Mae	4.000%	01/01/2045	46,000	(48,809)	(49,082)
Fannie Mae	4.000%	02/01/2045	33,800	(35,931)	(35,972)
Fannie Mae	4.000%	03/12/2045	5,000	(5,306)	(5,306)
Fannie Mae	4.500%	01/01/2045	8,000	(8,665)	(8,683)

Total Short Sales				$(109,906)	$(110,283)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(f)	Securities with an aggregate market value of $26,621 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BSN	$0	$(8,413)	$0	$0	$(8,413)	$8,275	$(138)
JPS	0	(11,722)	0	0	(11,722)	11,639	(83)
SSB	517	0	0	0	517	(529)	(12)

Master Securities Forward Transaction Agreement
BCY	0	0	(1,290)	0	(1,290)	1,292	2
BPG	0	0	(1,309)	0	(1,309)	1,292	(17)
UBS	0	0	(3,837)	0	(3,837)	3,842	5

Total Borrowings and Other Financing Transactions	$517	$(20,135)	$(6,436)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note February Futures	$99.000	01/23/2015	111	$1	$2
Put - CBOT U.S. Treasury 10-Year Note February Futures	107.000	01/23/2015	69	1	1
Put - CBOT U.S. Treasury 10-Year Note February Futures	110.000	01/23/2015	27	0	1
Put - CBOT U.S. Treasury 10-Year Note February Futures	112.000	01/23/2015	80	1	1
Put - CBOT U.S. Treasury 10-Year Note February Futures	114.000	01/23/2015	7	0	0
Put - CBOT U.S. Treasury 10-Year Note March Futures	106.000	02/20/2015	773	6	12

				$9	$17

Total Purchased Options				$9	$17

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,950.000	01/17/2015	24	$(28)	$(16)

Total Written Options				$(28)	$(16)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	235	$(58)	$3	$0
90-Day Eurodollar December Futures	Short	12/2016	235	49	0	(9)
90-Day Eurodollar June Futures	Short	06/2015	23	2	0	0
U.S. Treasury 10-Year Note March Futures	Long	03/2015	480	(67)	105	0

Total Futures Contracts				$(74)	$108	$(9)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	06/17/2018	$	39,100	$(155)	$(43)	$0	$(7)
Receive	3-Month USD-LIBOR	1.700%	10/16/2019		51,700	(72)	(3)	0	(38)
Receive	3-Month USD-LIBOR	1.650%	10/16/2019		18,100	19	44	0	(13)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021		86,500	(2,700)	(716)	0	(91)
Receive	3-Month USD-LIBOR	2.550%	09/04/2024		2,300	(75)	(68)	0	(1)
Receive	3-Month USD-LIBOR	3.000%	12/17/2024		16,400	(1,086)	(644)	0	(18)
Pay	6-Month AUD-BBR-BBSW	3.250%	09/21/2017	AUD	7,100	53	46	12	0
Pay	6-Month AUD-BBR-BBSW	3.500%	12/20/2018		1,400	8	9	1	0
Pay	6-Month AUD-BBR-BBSW	3.250%	12/17/2019		58,600	1,283	1,143	250	0
Pay	6-Month AUD-BBR-BBSW	3.000%	06/17/2020		6,200	64	26	29	0
Receive	6-Month AUD-BBR-BBSW	3.750%	12/17/2024		21,900	(942)	(888)	0	(158)
Receive	6-Month AUD-BBR-BBSW	3.500%	06/17/2025		3,300	(68)	(22)	0	(25)
Receive	6-Month EUR-EURIBOR	0.430%	12/11/2019	EUR	13,700	(64)	(50)	0	(2)
Pay	6-Month EUR-EURIBOR	1.008%	11/14/2024		3,700	94	94	5	0
Pay	6-Month EUR-EURIBOR	1.250%	03/18/2025		15,300	735	403	20	0
Receive	6-Month EUR-EURIBOR	1.750%	11/14/2044		500	(45)	(45)	0	(2)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		9,400	(1,516)	(1,009)	0	(37)
Receive	6-Month GBP-LIBOR	2.050%	09/23/2019	GBP	600	(31)	(29)	0	(1)
Receive	6-Month GBP-LIBOR	2.000%	03/18/2022		3,700	(118)	(82)	0	(18)
Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	9,000	14	(7)	1	0
Pay	28-Day MXN-TIIE	5.470%	04/26/2019		3,800	3	3	1	0
Pay	28-Day MXN-TIIE	7.740%	05/29/2024		23,000	44	5	6	0
Pay	28-Day MXN-TIIE	7.650%	05/30/2024		97,500	165	152	26	0
Pay	28-Day MXN-TIIE	6.150%	06/07/2024		43,000	30	41	17	0

						$(4,360)	$(1,640)	$368	$(411)

Total Swap Agreements						$(4,360)	$(1,640)	$368	$(411)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(h)	Securities with an aggregate market value of $880 have been pledged as collateral as of December 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(i)	Securities with an aggregate market value of $1,687 and cash of $4,053 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$17	$108	$368	$493	$(16)	$(9)	$(411)	$(436)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	01/2015		AUD	10,980	$		9,392	$428	$0

BOA	01/2015			5,266			4,540	241	0
	01/2015		NZD	2,663			2,079	8	(7)
	01/2015	$		4,546		EUR	3,665	0	(111)
	01/2015			4,135		GBP	2,646	0	(11)
	01/2015			2,851		JPY	341,875	3	0
	02/2015		GBP	2,646	$		4,135	11	0
	02/2015		JPY	341,875			2,851	0	(4)
	02/2015		MXN	16,998			1,250	100	0
	02/2015		NOK	10,055			1,440	92	0
	02/2015	$		1,470		NOK	10,000	0	(130)
	03/2015		MXN	9,163	$		688	70	0
	06/2015		EUR	2,743			3,729	405	0
	06/2015	$		315		EUR	241	0	(23)
	06/2016		EUR	7,597	$		10,403	1,102	0
	06/2016	$		450		EUR	333	0	(42)

BPS	01/2015		EUR	2,117	$		2,617	56	0
	01/2015	$		1,102		AUD	1,319	0	(26)
	02/2015		MXN	1,398	$		103	8	0
	02/2015	$		394		MXN	5,331	0	(33)
	06/2015		EUR	1,118	$		1,516	161	0
	06/2015	$		4,009		EUR	2,989	0	(387)
	10/2015		BRL	7,000	$		2,792	352	0
	01/2016			4,000			1,554	193	0
	01/2017			5,000			1,817	254	0
	07/2017			7,400			2,540	315	0

BRC	02/2015	$		393		MXN	5,516	0	(20)
	06/2015		EUR	1,564	$		2,125	229	0
	06/2015	$		506		EUR	383	0	(41)
	06/2016		EUR	1,536	$		2,113	231	0

CBK	01/2015		JPY	10,000			84	1	0
	01/2015	$		11,853		EUR	9,584	0	(256)
	01/2015			410		ZAR	4,616	0	(13)
	02/2015		CHF	113	$		115	2	0
	02/2015		EUR	3,073			3,767	48	0
	02/2015	$		452		INR	28,250	0	(9)
	02/2015			2,384		MXN	32,599	0	(178)
	03/2015		CAD	7,590	$		6,594	70	0
	06/2015		EUR	1,713			2,342	266	0
	06/2015	$		1,389		EUR	1,050	0	(117)

DUB	02/2015		MXN	2,472	$		169	2	0
	02/2015	$		2,284		BRL	6,042	0	(29)
	06/2015			1,517		EUR	1,167	0	(103)
	10/2015		BRL	4,000	$		1,533	138	0
	02/2016		EUR	1,350			1,817	173	0
	06/2016			809			1,108	117	0
	06/2016	$		1,326		EUR	981	0	(125)
	10/2016		JPY	120,988	$		1,710	680	0

FBF	01/2015		GBP	3,001			4,711	33	0
	01/2015		JPY	678,475			5,733	69	0
	02/2015		INR	108,886			1,738	32	0
	02/2015		MXN	13,017			891	10	0
	06/2015		EUR	2,265			3,074	329	0
	10/2015		BRL	10,000			3,743	257	0

GLM	01/2015		AUD	7,328			6,098	116	0
	01/2015		EUR	6,284			7,783	179	0
	01/2015		ILS	24			6	0	0
	01/2015		SGD	24			18	0	0
	01/2015	$		4,621		AUD	5,324	0	(275)
	01/2015			2,082		NZD	2,661	0	(7)
	02/2015		MXN	4,217	$		311	26	0
	06/2015	$		2,507		EUR	1,885	0	(222)

HUS	01/2015			3,108		AUD	3,719	0	(72)
	01/2015			2,889		GBP	1,839	0	(23)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2015	$		3,005		JPY	355,600	$0	$(36)
	02/2015			1,789		INR	111,616	0	(40)

JPM	01/2015		EUR	4,982	$		6,178	150	0
	01/2015		GBP	1,484			2,322	9	0
	01/2015		JPY	9,000			74	0	(1)
	01/2015	$		165		EUR	134	0	(3)
	01/2015			564		NZD	723	0	0
	01/2015			2,075		ZAR	23,039	0	(91)
	01/2015		ZAR	23,586	$		2,135	104	0
	02/2015		INR	1,003			16	0	0
	02/2015		MXN	32,314			2,203	17	0
	02/2015	$		4,690		INR	295,268	0	(63)
	02/2015			4,435		MXN	65,299	0	(17)
	03/2015			617			9,163	1	0

MSB	06/2015		EUR	2,424	$		3,323	385	0
	06/2016			2,157			2,967	326	0
	01/2017		BRL	4,000			1,452	202	0

NAB	06/2015		EUR	1,580			2,149	234	0
	06/2016			4,573			6,279	679	0
	07/2016			3,919			5,317	510	0

NGF	02/2015		HKD	279			36	0	0

RBC	02/2015	$		228		MXN	3,013	0	(24)

UAG	01/2015			10,805		AUD	13,212	0	(18)
	02/2015		AUD	13,212	$		10,782	18	0
	06/2015	$		904		EUR	686	0	(73)
	01/2016		BRL	5,000	$		1,930	230	0
	01/2017			9,000			3,240	426	0
	07/2017			7,000			2,466	360	0

Total Forward Foreign Currency Contracts								$10,458	$(2,630)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC CDX.IG-23 5-Year Index	Sell	0.700%	03/18/2015	$	2,600	$6	$9

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC USD versus CNH	CNH	6.310	12/03/2015	$	687	$8	$12
	Call - OTC USD versus CNY	CNY	6.250	12/02/2015		448	5	8

HUS	Put - OTC USD versus CAD	CAD	1.045	02/02/2015		2,000	0	0
	Call - OTC USD versus CNH	CNH	6.310	12/03/2015		3,065	39	54
	Call - OTC USD versus CNY	CNY	6.250	12/02/2015		3,215	35	58

							$87	$132

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015	$ 22,200	$50	$38
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.140%	12/01/2015	12,300	25	22

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.460%	11/27/2017	1,100	84	63
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.525%	11/27/2017	1,400	121	75
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	11/27/2017	1,800	132	93

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015	44,400	128	76

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.113%	12/16/2015	36,500	97	61
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.160%	11/09/2015	7,100	394	729
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.160%	11/24/2015	3,600	195	372
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	10/27/2017	5,600	399	283

							$1,625	$1,812

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount		Cost (1)	Market Value
BOA	Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	0.000%	05/06/2015	$	1,000	$82	$88

Total Purchased Options						$1,800	$2,041

(1)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	0.950%	03/18/2015	$	2,600	$(6)	$(2)

BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	1,200	(2)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		1,200	(2)	0

BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	0.800%	01/21/2015	$	3,600	(4)	(1)

CBK	Put - OTC CDX.IG-23 5-Year Index	Sell	0.800%	02/18/2015		4,100	(6)	(4)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	700	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		700	(1)	0

FBF	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	01/21/2015		700	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		1,300	(1)	0

GST	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.500%	03/18/2015		1,600	(1)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	03/18/2015		1,600	(3)	(3)

JPM	Put - OTC CDX.IG-23 5-Year Index	Sell	0.750%	01/21/2015	$	4,100	(5)	(2)
	Call - OTC CDX.IG-23 5-Year Index	Buy	0.600%	02/18/2015		2,300	(1)	(2)
	Put - OTC CDX.IG-23 5-Year Index	Sell	0.900%	02/18/2015		2,300	(4)	(1)
	Put - OTC CDX.IG-23 5-Year Index	Sell	0.850%	03/18/2015		4,000	(7)	(6)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.500%	03/18/2015	EUR	2,100	(2)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	03/18/2015		2,100	(4)	(4)

SOG	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		800	(2)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		800	(1)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.550%	02/18/2015		1,900	(2)	(2)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.850%	02/18/2015		1,900	(3)	(2)

							$(59)	$(35)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC AUD versus USD	$	0.795	01/16/2015	AUD	1,300	$(4)	$(2)
	Put - OTC GBP versus JPY	JPY	181.200	02/13/2015	GBP	800	(9)	(6)
	Call - OTC GBP versus JPY		193.500	02/13/2015		800	(8)	(4)
	Call - OTC USD versus CNH	CNH	6.492	12/03/2015	$	687	(4)	(6)
	Call - OTC USD versus CNY	CNY	6.500	12/02/2015		448	(2)	(3)
	Put - OTC USD versus JPY	JPY	80.000	02/18/2019		200	(11)	(3)

CBK	Put - OTC EUR versus JPY		142.000	02/09/2015	EUR	1,000	(9)	(8)
	Call - OTC EUR versus JPY		151.300	02/09/2015		1,000	(8)	(2)
	Put - OTC USD versus BRL	BRL	2.595	02/12/2015	$	300	(3)	(2)
	Call - OTC USD versus BRL		2.815	02/12/2015		300	(2)	(2)
	Put - OTC USD versus MXN	MXN	13.350	02/04/2015		1,100	(5)	0

DUB	Put - OTC AUD versus JPY	JPY	93.870	02/13/2015	AUD	1,590	(9)	(5)
	Call - OTC AUD versus JPY		100.500	02/13/2015		1,590	(9)	(5)

FBF	Put - OTC AUD versus NZD	NZD	1.095	02/04/2015		1,800	(9)	(67)
	Put - OTC AUD versus USD	$	0.795	01/16/2015		1,745	(7)	(3)
	Put - OTC EUR versus CAD	CAD	1.400	02/05/2015	EUR	1,700	(13)	(18)
	Call - OTC EUR versus CAD		1.460	02/05/2015		1,700	(15)	(3)

GLM	Put - OTC AUD versus NZD	NZD	1.105	02/04/2015	AUD	700	(3)	(31)
	Put - OTC USD versus MXN	MXN	14.200	02/12/2015	$	1,380	(9)	(2)
	Call - OTC USD versus MXN		15.100	02/12/2015		1,380	(8)	(10)

HUS	Call - OTC USD versus CNH	CNH	6.492	12/03/2015		3,065	(19)	(29)
	Call - OTC USD versus CNY	CNY	6.500	12/02/2015		3,215	(13)	(25)

JPM	Put - OTC GBP versus AUD	AUD	1.830	02/05/2015	GBP	1,400	(19)	(2)
	Call - OTC GBP versus AUD		1.885	02/05/2015		1,400	(19)	(45)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Put - OTC USD versus BRL	BRL	2.595	02/12/2015	$	1,000	$(9)	$(7)
	Call - OTC USD versus BRL		2.815	02/12/2015		1,000	(9)	(6)

							$(235)	$(296)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015	$	4,300	$(115)	$(13)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		2,500	(27)	(32)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		4,600	(56)	(80)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017		4,600	(84)	(68)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017		5,900	(122)	(83)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017		7,600	(132)	(105)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015		4,300	(115)	(13)
	Call - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.650%	01/22/2015	GBP	2,100	(15)	(33)
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.000%	01/22/2015		2,100	(11)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015	$	9,200	(130)	(161)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.530%	02/29/2016		7,800	(96)	(22)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017		23,600	(405)	(315)
	Call - OTC 5-Year Interest Rate Swap (Effective 11/12/2020)	3-Month USD-LIBOR	Receive	3.410%	11/09/2015		25,800	(396)	(681)
	Call - OTC 5-Year Interest Rate Swap (Effective 11/27/2020)	3-Month USD-LIBOR	Receive	3.410%	11/24/2015		13,100	(197)	(348)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	12/16/2015		7,900	(96)	(73)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.240%	01/07/2015		5,100	(49)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.240%	02/06/2015		5,100	(67)	(1)

RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		13,900	(264)	(94)

								$(2,377)	$(2,122)

Total Written Options								$(2,671)	$(2,453)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at Beginning of Period	199	$526,700	AUD	0	EUR	50,000	GBP	12,000	JPY	0	$(2,664)
Sales	2,082	761,710		12,796		165,924		30,200		3,331	(10,670)
Closing Buys	(1,857)	(112,908)		0		(18,244)		0		(3,331)	6,726
Expirations	(400)	(909,991)		(1,571)		(148,000)		(14,000)		0	3,508
Exercised	0	(83,136)		(2,500)		(25,680)		(19,600)		0	401

Balance at End of Period	24	$182,375	AUD	8,725	EUR	24,000	GBP	8,600	JPY	0	$(2,699)

SWAP AGREEMENTS:

CORRELATION SWAPS

Counterparty	Pay/Receive Correlation	Correlation Asset	Correlation Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Receive	USD-BRL versus EUR-BRL	80.00%	04/27/2015	$	200	$0	$(5)	$0	$(5)
GLM	Receive	USD-BRL versus EUR-BRL	81.00%	04/24/2015		100	0	(2)	0	(2)

							$0	$(7)	$0	$(7)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.192%	$	500	$9	$(2)	$7	$0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.424%		1,100	20	6	26	0
	Brazil Government International Bond	1.000%	12/20/2016	1.204%		200	(3)	2	0	(1)
	China Government International Bond	1.000%	03/20/2019	0.660%		700	3	7	10	0
	Colombia Government International Bond	1.000%	03/20/2016	0.614%		200	1	0	1	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	7.209%		1,000	(14)	(29)	0	(43)
	General Electric Capital Corp.	1.000%	09/20/2015	0.261%		1,400	13	(5)	8	0
	HSBC Bank PLC	1.000%	03/20/2019	0.343%	EUR	1,000	18	16	34	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Indonesia Government International Bond	1.000%	12/20/2018	1.170%	$	100	$(5)	$4	$0	$(1)
	Indonesia Government International Bond	1.000%	03/20/2019	1.235%		400	(21)	17	0	(4)
	Italy Government International Bond	1.000%	06/20/2019	1.114%		2,100	(38)	28	0	(10)
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		2,200	4	12	16	0
	Russia Government International Bond	1.000%	06/20/2015	5.124%		2,000	(1)	(37)	0	(38)
	Russia Government International Bond	1.000%	09/20/2015	5.125%		600	(3)	(14)	0	(17)
	Sprint Communications, Inc.	5.000%	12/20/2019	4.563%		200	10	(6)	4	0

BPS	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.170%		800	14	(4)	10	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2017	0.281%		1,500	37	(7)	30	0
	China Government International Bond	1.000%	12/20/2019	0.821%		2,500	26	(4)	22	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.261%		1,400	13	(5)	8	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.123%		900	9	(3)	6	0

BRC	China Government International Bond	1.000%	03/20/2019	0.660%		2,600	10	28	38	0
	General Electric Capital Corp.	1.000%	03/20/2015	0.261%		1,800	12	(9)	3	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.261%		700	6	(2)	4	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.170%		200	(10)	9	0	(1)
	Indonesia Government International Bond	1.000%	03/20/2019	1.235%		600	(32)	27	0	(5)
	Italy Government International Bond	1.000%	09/20/2019	1.155%		300	0	(2)	0	(2)
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.123%		1,100	11	(4)	7	0
	MetLife, Inc.	1.000%	09/20/2019	0.608%		600	11	0	11	0
	Spain Government International Bond	1.000%	03/20/2019	0.713%		200	(2)	5	3	0

CBK	Brazil Government International Bond	1.000%	12/20/2016	1.204%		200	(3)	2	0	(1)
	Brazil Government International Bond	1.000%	03/20/2017	1.242%		300	(3)	2	0	(1)
	Brazil Government International Bond	1.000%	09/20/2017	1.367%		1,900	(4)	(14)	0	(18)
	California State General Obligation Bonds, Series 2003	1.000%	09/20/2019	0.466%		300	8	(1)	7	0
	China Government International Bond	1.000%	06/20/2019	0.720%		700	11	(2)	9	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	7.209%		700	(8)	(22)	0	(30)
	General Electric Capital Corp.	1.000%	06/20/2015	0.261%		400	3	(2)	1	0
	JPMorgan Chase & Co.	1.000%	06/20/2015	0.123%		400	3	(1)	2	0
	MetLife, Inc.	1.000%	06/20/2016	0.192%		200	3	(1)	2	0
	Portugal Government International Bond	1.000%	03/20/2016	0.568%		1,300	(8)	16	8	0
	Sprint Communications, Inc.	5.000%	12/20/2019	4.563%		4,000	202	(122)	80	0
	Teck Resources Ltd.	1.000%	09/20/2019	2.506%		300	(5)	(15)	0	(20)

DUB	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.192%		1,300	23	(4)	19	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2018	0.352%		300	8	(1)	7	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2020	0.638%		400	(5)	13	8	0
	Brazil Government International Bond	1.000%	03/20/2016	0.995%		100	0	0	0	0
	Brazil Government International Bond	1.000%	12/20/2016	1.204%		500	(7)	6	0	(1)
	China Government International Bond	1.000%	06/20/2019	0.720%		1,100	18	(4)	14	0
	China Government International Bond	1.000%	12/20/2019	0.821%		5,700	60	(10)	50	0
	Colombia Government International Bond	1.000%	12/20/2018	1.147%		200	(1)	0	0	(1)
	Ford Motor Co.	5.000%	03/20/2019	0.819%		200	37	(3)	34	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.261%		1,500	14	(6)	8	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.339%		1,800	27	(9)	18	0
	HSBC Bank PLC	1.000%	03/20/2019	0.343%	EUR	400	6	7	13	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.235%	$	1,000	(51)	42	0	(9)
	Italy Government International Bond	1.000%	03/20/2019	1.069%		200	(4)	3	0	(1)
	Italy Government International Bond	1.000%	06/20/2019	1.114%		4,000	0	(18)	0	(18)
	Italy Government International Bond	1.000%	09/20/2019	1.155%		2,600	6	(23)	0	(17)
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.123%		1,700	16	(5)	11	0
	MetLife, Inc.	1.000%	03/20/2019	0.525%		2,000	14	26	40	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		700	(1)	6	5	0
	Mexico Government International Bond	1.000%	06/20/2019	0.904%		2,200	34	(24)	10	0
	Spain Government International Bond	1.000%	06/20/2016	0.322%		1,700	23	(5)	18	0

FBF	Colombia Government International Bond	1.000%	03/20/2016	0.614%		100	1	0	1	0
	Colombia Government International Bond	1.000%	03/20/2019	1.186%		400	(2)	(1)	0	(3)
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.123%		1,400	13	(4)	9	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		200	1	1	2	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.510%		100	2	0	2	0
	Wells Fargo & Co.	1.000%	09/20/2017	0.237%		1,400	31	(2)	29	0

GST	Berkshire Hathaway, Inc.	1.000%	09/20/2017	0.281%		300	7	(1)	6	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2018	0.380%		1,300	37	(7)	30	0
	Brazil Government International Bond	1.000%	03/20/2016	0.995%		200	0	0	0	0
	Citigroup, Inc.	1.000%	03/20/2019	0.616%		500	5	3	8	0
	Colombia Government International Bond	1.000%	12/20/2018	1.147%		200	(2)	0	0	(2)
	Colombia Government International Bond	1.000%	03/20/2019	1.186%		100	(1)	0	0	(1)
	Continental Resources, Inc.	1.000%	06/20/2016	0.740%		4,500	58	(39)	19	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	7.209%		800	(9)	(25)	0	(34)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	MetLife, Inc.	1.000%	09/20/2019	0.608%	$	300	$6	$0	$6	$0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		200	1	1	2	0
	Portugal Government International Bond	1.000%	12/20/2015	0.521%		800	(3)	7	4	0
	Portugal Government International Bond	1.000%	03/20/2016	0.568%		900	(5)	10	5	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.510%		200	4	0	4	0
	Spain Government International Bond	1.000%	03/20/2019	0.713%		300	(3)	6	3	0

HUS	Colombia Government International Bond	1.000%	03/20/2016	0.614%		400	2	0	2	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.170%		200	(10)	9	0	(1)
	Italy Government International Bond	1.000%	06/20/2017	0.722%		4,100	41	(12)	29	0
	Italy Government International Bond	1.000%	03/20/2019	1.069%		300	(6)	5	0	(1)
	Mexico Government International Bond	1.000%	12/20/2016	0.549%		500	6	(2)	4	0
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		1,000	1	6	7	0

JPM	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.192%		500	9	(2)	7	0
	China Government International Bond	1.000%	03/20/2019	0.660%		1,200	6	12	18	0
	China Government International Bond	1.000%	12/20/2019	0.821%		100	1	0	1	0
	Ford Motor Co.	5.000%	03/20/2019	0.819%		200	37	(2)	35	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	7.209%		200	(2)	(6)	0	(8)
	HSBC Bank PLC	1.000%	03/20/2019	0.343%	EUR	3,800	64	65	129	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.170%	$	100	(5)	4	0	(1)
	Mexico Government International Bond	1.000%	12/20/2018	0.820%		500	1	3	4	0
	Qatar Government International Bond	1.000%	06/20/2019	0.722%		1,000	20	(8)	12	0

MYC	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.192%		500	9	(2)	7	0
	California State General Obligation Bonds, Series 2003	1.000%	09/20/2024	0.953%		100	1	0	1	0
	Colombia Government International Bond	1.000%	12/20/2018	1.147%		500	(4)	1	0	(3)
	General Electric Capital Corp.	1.000%	09/20/2015	0.261%		900	8	(3)	5	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.170%		100	(5)	4	0	(1)
	Italy Government International Bond	1.000%	03/20/2019	1.069%		200	(4)	3	0	(1)
	JPMorgan Chase & Co.	1.000%	06/20/2015	0.123%		400	3	(2)	1	0
	Mexico Government International Bond	1.000%	12/20/2016	0.549%		200	3	(1)	2	0

							$831	$(120)	$1,006	$(295)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$ 2,350	$(464)	$(3)	$0	$(467)
	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	300	40	2	42	0

BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	1,717	(339)	(2)	0	(341)

CBK	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	200	27	1	28	0
	MCDX-23 5-Year Index	1.000%	12/20/2019	1,100	9	0	9	0

GST	MCDX-23 5-Year Index	1.000%	12/20/2019	800	6	0	6	0

MYC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	1,717	(343)	2	0	(341)
	iTraxx Europe 9 10-Year Index 22-100%	0.250%	06/20/2018	EUR 4,500	(165)	183	18	0
	MCDX-23 5-Year Index	1.000%	12/20/2019	$ 200	1	0	1	0

					$ (1,228)	$183	$104	$(1,149)

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	80	$0	$7	$7	$0
	Pay	1-Year BRL-CDI	8.160%	01/02/2015	BRL	1,600	0	(15)	0	(15)

BPS	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	40	0	3	3	0
	Pay	1-Year BRL-CDI	11.600%	01/02/2015	BRL	44,200	0	1	1	0
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		26,800	13	(91)	0	(79)
	Pay	1-Year BRL-CDI	11.160%	01/04/2021		34,500	(66)	(279)	0	(345)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		10,100	(3)	19	16	0

DUB	Pay	1-Year BRL-CDI	7.620%	01/02/2015		1,300	(2)	(14)	0	(16)
	Pay	1-Year BRL-CDI	8.430%	01/02/2015		1,400	9	(16)	0	(7)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		2,700	9	(17)	0	(8)

FBF	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044	GBP	120	0	11	11	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		32	0	1	1	0

GLM	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044		40	0	4	4	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		228	0	5	5	0
	Pay	1-Month GBP-UKRPI	3.510%	12/15/2044		100	0	6	6	0
	Pay	1-Year BRL-CDI	7.550%	01/02/2015	BRL	1,400	(3)	(15)	0	(18)
	Pay	1-Year BRL-CDI	8.150%	01/02/2015		1,500	0	(14)	0	(14)

HUS	Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	20,000	18	14	32	0
	Pay	28-Day MXN-TIIE	7.500%	06/02/2021		12,200	39	47	86	0
	Pay	28-Day MXN-TIIE	7.650%	05/30/2024		16,500	1	27	28	0

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	100	1	7	8	0
	Pay	1-Year BRL-CDI	7.890%	01/02/2015	BRL	400	0	(4)	0	(4)

MYC	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044	GBP	90	0	8	8	0
	Pay	1-Year BRL-CDI	9.930%	01/02/2015	BRL	3,600	2	30	32	0
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		8,500	22	(9)	13	0
	Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MXN	2,800	10	10	20	0

UAG	Pay	1-Year BRL-CDI	9.930%	01/02/2015	BRL	3,000	3	24	27	0
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		900	2	0	2	0

							$55	$(251)	$310	$(506)

Total Swap Agreements							$(342)	$(195)	$1,420	$(1,957)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(k)	Securities with an aggregate market value of $1,130 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$428	$0	$0	$428	$0	$0	$0	$0	$428	$(290)	$138
BOA	2,032	177	155	2,364	(328)	(151)	(596)	(1,075)	1,289	(1,270)	19
BPS	1,339	0	96	1,435	(446)	(1)	(424)	(871)	564	(548)	16
BRC	460	0	66	526	(61)	(1)	(349)	(411)	115	(88)	27
CBK	387	0	146	533	(573)	(19)	(70)	(662)	(129)	0	(129)
DUB	1,110	231	255	1,596	(257)	(266)	(78)	(601)	995	(900)	95
FBF	730	0	55	785	0	(91)	(8)	(99)	686	(650)	36
GLM	321	76	15	412	(504)	(250)	(34)	(788)	(376)	489	113
GST	0	0	93	93	0	(4)	(37)	(41)	52	(50)	2
HUS	0	112	188	300	(171)	(54)	(2)	(227)	73	(260)	(187)
JPM	281	0	214	495	(175)	(77)	(13)	(265)	230	0	230
MSB	913	0	0	913	0	0	0	0	913	(950)	(37)
MYC	0	1,445	108	1,553	0	(1,440)	(346)	(1,786)	(233)	297	64
NAB	1,423	0	0	1,423	0	0	0	0	1,423	(1,360)	63
RBC	0	0	0	0	(24)	0	0	(24)	(24)	0	(24)
RYL	0	0	0	0	0	(94)	0	(94)	(94)	248	154
SOG	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
UAG	1,034	0	29	1,063	(91)	0	0	(91)	972	(970)	2

Total Over the Counter	$10,458	$2,041	$1,420	$13,919	$(2,630)	$(2,453)	$(1,957)	$(7,040)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$17	$17
Futures	0	0	0	0	108	108
Swap Agreements	0	0	0	0	368	368

	$0	$0	$0	$0	$493	$493

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,458	$0	$10,458
Purchased Options	0	9	0	132	1,900	2,041
Swap Agreements	0	1,110	0	0	310	1,420

	$0	$1,119	$0	$10,590	$2,210	$13,919

	$0	$1,119	$0	$10,590	$2,703	$14,412

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$16	$0	$0	$16
Futures	0	0	0	0	9	9
Swap Agreements	0	0	0	0	411	411

	$0	$0	$16	$0	$420	$436

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,630	$0	$2,630
Written Options	0	35	0	296	2,122	2,453
Swap Agreements	0	1,444	0	0	513	1,957

	$0	$1,479	$0	$2,926	$2,635	$7,040

	$0	$1,479	$16	$2,926	$3,055	$7,476

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$1,845	$0	$73	$1,918
Futures	0	0	(309)	0	(99)	(408)
Swap Agreements	0	453	0	0	(979)	(526)

	$0	$453	$1,536	$0	$(1,005)	$984

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,205	$0	$7,205
Purchased Options	0	0	(144)	(28)	0	(172)
Written Options	0	309	(330)	(757)	2,959	2,181
Swap Agreements	0	1,311	0	0	(1,123)	188

	$0	$1,620	$(474)	$6,420	$1,836	$9,402

	$0	$2,073	$1,062	$6,420	$831	$10,386

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$8	$8
Written Options	0	0	13	0	26	39
Futures	0	0	0	0	654	654
Swap Agreements	0	123	0	0	(3,656)	(3,533)

	$0	$123	$13	$0	$(2,968)	$(2,832)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,718	$0	$7,718
Purchased Options	0	3	0	45	194	242
Written Options	0	(15)	0	(105)	1,498	1,378
Swap Agreements	0	(147)	0	0	786	639

	$0	$(159)	$0	$7,658	$2,478	$9,977

	$0	$(36)	$13	$7,658	$(490)	$7,145

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	23

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

December 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$10,462	$2,331	$12,793
Corporate Bonds & Notes
Banking & Finance	0	48,005	0	48,005
Industrials	0	27,876	0	27,876
Utilities	0	15,986	0	15,986
Municipal Bonds & Notes
California	0	1,113	0	1,113
Illinois	0	2,200	0	2,200
U.S. Government Agencies	0	32,492	0	32,492
U.S. Treasury Obligations	0	73,023	0	73,023
Mortgage-Backed Securities	0	32,642	0	32,642
Asset-Backed Securities	0	42,999	0	42,999
Sovereign Issues	0	28,849	0	28,849
Preferred Securities
Banking & Finance	0	232	0	232
Short-Term Instruments
Repurchase Agreements	0	517	0	517
Greece Treasury Bills	0	2,898	0	2,898
Slovenia Treasury Bills	0	725	0	725
U.S. Treasury Bills	0	1,233	0	1,233
	$0	$321,252	$2,331	$323,583

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$21,130	$0	$0	$21,130

Total Investments	$21,130	$321,252	$2,331	$344,713

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(110,283)	$0	$(110,283)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	111	382	0	493
Over the counter	0	13,900	19	13,919
	$111	$14,282	$19	$14,412

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9)	(427)	0	(436)
Over the counter	0	(7,040)	0	(7,040)
	$(9)	$(7,467)	$0	$(7,476)

Totals	$21,232	$217,784	$2,350	$241,366

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO Unconstrained Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Class M of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class, and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

ANNUAL REPORT	DECEMBER 31, 2014	25

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally

4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2014	27

Notes to Financial Statements (Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2014, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

ANNUAL REPORT	DECEMBER 31, 2014	29

Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations (“CMOs”)  are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”)  are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”)  include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S.

Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$67	$900	$(957)	$0	$0	$10	$0	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$119,221	$339,898	$(437,870)	$(59)	$(70)	$21,120	$381	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

ANNUAL REPORT	DECEMBER 31, 2014	31

Notes to Financial Statements (Cont.)

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the

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option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Straddle Options  The Portfolio may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront

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premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default

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swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic

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conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

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Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.60%.

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Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.30%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2014, the remaining recoverable amount to PIMCO was $2,589.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2014

manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$562,156	$555,327	$238,137	$190,117

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	10	$99	86	$913
Class M	1	15	0	0
Administrative Class	10,144	105,707	17,798	186,456
Advisor Class	567	5,930	29	297
Issued as reinvestment of distributions
Institutional Class	1	7	1	6
Class M	0	0	0	0
Administrative Class	417	4,356	326	3,387
Advisor Class	2	26	0	0
Cost of shares redeemed
Institutional Class	(59)	(617)	(6)	(65)
Class M	0	0	0	0
Administrative Class	(22,423)	(234,441)	(4,207)	(44,046)
Advisor Class	(137)	(1,442)	(1)	(11)
Net increase (decrease) resulting from Portfolio share transactions	(11,477)	$(120,360)	14,026	$146,937

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2014, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 80% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

ANNUAL REPORT	DECEMBER 31, 2014	39

Notes to Financial Statements (Cont.)

December 31, 2014

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$9,917	$72	$1,699	$(466)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation-Protected Securities, and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$341,560	$9,759	$(6,606)	$3,153

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback securities, convertible preferred securities.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$4,488	$—	$—
12/31/2013	$3,393	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

40	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Class M Shareholders of PIMCO Unconstrained Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for Class M present fairly, in all material respects, the financial position of PIMCO Unconstrained Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for Class M for the period October 31, 2014 (commencement of Class M operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

ANNUAL REPORT	DECEMBER 31, 2014	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FOB	Credit Suisse Securities (USA) LLC	NAB	National Australia Bank Ltd.
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
BSN	Bank of Nova Scotia	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	NOK	Norwegian Krone
BRL	Brazilian Real	ILS	Israeli Shekel	NZD	New Zealand Dollar
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CHF	Swiss Franc	JPY	Japanese Yen	USD	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CBOT	Chicago Board of Trade	OTC	Over the Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	MCDX	Municipal Bond Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
BBSW	Bank Bill Swap Reference Rate	EONIA	Euro OverNight Index Average	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate

42	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

0.69%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.41%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2014	43

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	151	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	45

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

46	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement

(Unaudited)

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Amended and Restated Asset Allocation Sub Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset and All Asset All Authority Portfolios. The Board noted that the PIMCO All Asset All Authority Portfolio commenced operations on April 30, 2014. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year,

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014.

The Board noted that, as of May 31, 2014, the Administrative Class of 69%, 71% and 100% of the Portfolios outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 85% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2014 (based on the performance of the Administrative Class). The Board also noted that 11 of 14 Portfolios, representing 92% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2014, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust’s assets had increased to $22.8 billion as of May 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market.

The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, if there is an appropriate Lipper category comparison, while providing premium investment offerings. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Lipper Expense Group and Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in ten out of 15 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the

ANNUAL REPORT	DECEMBER 31, 2014	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, and Amended and Restated Asset Allocation Sub-Advisory Agreement (Cont.)

manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that PVIT is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Portfolios over time, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	51

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT78AR_123114

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)

The Board of Trustees has determined that Ronald C. Parker, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Parker is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2014	$678,672
	December 31, 2013	$621,939

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	December 31, 2014	$4,500
	December 31, 2013	$4,500

(c)	Fiscal Year Ended	Tax Fees(2)
	December 31, 2014	$ —
	December 31, 2013	$ —

(d)	Fiscal Year Ended	All Other Fees (3)
	December 31, 2014	$ —
	December 31, 2013	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Variable Insurance Trust (the “Trust” or “Registrant”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.
(g)		Aggregate Non-Audit Fees Billed to Entity
	Entity	December 31, 2014	December 31, 2013
	PIMCO Variable Insurance Trust	$4,500	$4,500
	Pacific Investment Management Company LLC (“PIMCO”)	$8,200,269	$5,582,937
	Allianz Global Investors Fund Management LLC	$112,190	$952,632

	Totals	$8,316,959	$6,540,069

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.

Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon; J. Michael Hagan; Ronald C. Parker;

Item 6.	Schedule of Investments. The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President, Principal Executive Officer

Date:	February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President, Principal Executive Officer

Date:	February 27, 2015

By:	/s/ TRENT W. WALKER
Trent W. Walker
Treasurer, Principal Financial Officer

Date:	February 27, 2015